UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

One Nationwide Plaza Location: N0900 Mail Code: 5-02-210T Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Location: N0900 Mail Code: 5-02-210T

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-5749

Date of fiscal year end: October 31, 2016

Date of reporting period: November 1, 2015 through October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Annual Report

October 31, 2016

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

2

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

3

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2010 Fund (Class R) returned 2.53% versus 4.17% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 110 funds as of October 31, 2016) was 3.59% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Eight of the Fund’s nine underlying investments posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 28% allocation to the underlying Nationwide Bond Index Fund, which tracks the Bloomberg Barclays U.S. Aggregate Bond Index, and returned 4.16% for the reporting period. The second-largest contributor to overall Fund performance was the Fund’s 15% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38% for the reporting period. The only detractor from Fund performance for the period was the underlying Nationwide International Index Fund (a 13% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund, a 10% allocation) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The positive performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

4

Fund Commentary (con’t)	Nationwide Destination 2010 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Destination 2010 Fund

Asset Allocation†

Fixed Income Funds	39.1%
Equity Funds	39.0%
Fixed Contract	12.0%
Alternative Assets	10.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	28.0%
Nationwide S&P 500 Index Fund, Institutional Class	15.0%
Nationwide International Index Fund, Institutional Class	13.0%
Nationwide Fixed Contract	12.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Nationwide Core Plus Bond Fund, Institutional Class	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.0%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Eight of the Fund’s nine underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to fixed income and large-cap equity accounted for 66% of the Fund’s total allocation and contributed about 80% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

6

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.81%	4.66%	2.58%	[2]
	w/SC3	(3.10)%	3.43%	1.92%	[2]
Class C	w/o SC1	2.03%	4.05%	1.97%	[2]
	w/SC4	1.07%	N/A	N/A
Class R5,6		2.53%	4.39%	2.29%	[2]
Institutional Service Class[5]		3.12%	5.15%	2.98%	[2]
Institutional Class[5]		3.31%	5.18%	3.05%	[2]
Morningstar® Lifetime Moderate 2010 Index		4.17%	5.67%	4.86%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.51%
Class R	1.13%
Institutional Service Class	0.63%
Institutional Class	0.38%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2010 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2010 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,021.00	3.20	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.97	3.20	0.63
Class C Shares	Actual	(b)	1,000.00	1,016.70	6.39	1.26
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.39	1.26
Class R Shares	Actual	(b)	1,000.00	1,019.70	4.52	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual	(b)	1,000.00	1,021.70	1.93	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,023.50	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2016

Nationwide Destination 2010 Fund

Investment Companies 88.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	253,295	$2,434,168

Total Alternative Assets (cost $2,420,978)		2,434,168

Equity Funds 39.0%
Nationwide International Index Fund, Institutional Class (a)	434,194	3,165,274
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	111,511	1,948,103
Nationwide S&P 500 Index Fund, Institutional Class (a)	254,688	3,649,677
Nationwide Small Cap Index Fund, Institutional Class (a)	53,925	728,531

Total Equity Funds (cost $9,634,909)		9,491,585

Fixed Income Funds 39.1%
Nationwide Bond Index Fund, Institutional Class (a)	608,182	6,829,883
Nationwide Core Plus Bond Fund, Institutional Class (a)	188,378	1,953,483
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	73,683	730,932

Total Fixed Income Funds (cost $9,397,774)		9,514,298

Total Investment Companies (cost $21,453,661)		21,440,051

Fixed Contract 12.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$2,921,839	2,921,839

Total Fixed Contract (cost $2,921,839)		2,921,839

Total Investments (cost $24,375,500) (d) — 100.1%		24,361,890
Liabilities in excess of other assets — (0.1)%		(12,535)

NET ASSETS — 100.0%		$24,349,355

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $24,375,500)	$24,361,890
Receivable for investments sold	42,259
Receivable for capital shares issued	95,252

Total Assets	24,499,401

Liabilities:
Payable for capital shares redeemed	137,511
Accrued expenses and other payables:
Investment advisory fees	2,691
Distribution fees	7,151
Administrative servicing fees	2,547
Trustee fees (Note 3)	88
Professional fees (Note 3)	58

Total Liabilities	150,046

Net Assets	$24,349,355

Represented by:
Capital	$24,200,448
Accumulated undistributed net investment income	22,832
Accumulated net realized gains from affiliated and non-affiliated investments	139,685
Net unrealized appreciation/(depreciation) from investments in affiliates	(13,610)

Net Assets	$24,349,355

Net Assets:
Class A Shares	$5,002,312
Class C Shares	1,445,899
Class R Shares	11,363,437
Institutional Service Class Shares	24,311
Institutional Class Shares	6,513,396

Total	$24,349,355

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	611,581
Class C Shares	178,198
Class R Shares	1,393,358
Institutional Service Class Shares	2,969
Institutional Class Shares	794,786

Total	2,980,892

11

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.18
Class C Shares (b)	$8.11
Class R Shares	$8.16
Institutional Service Class Shares	$8.19
Institutional Class Shares	$8.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.68

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$428,871
Interest income from affiliates	92,201
Dividend income from non-affiliates	41,631

Total Income	562,703

EXPENSES:
Investment advisory fees	33,768
Distribution fees Class A	12,049
Distribution fees Class C	14,244
Distribution fees Class R	60,353
Administrative servicing fees Class A	11,567
Administrative servicing fees Class C	1,875
Administrative servicing fees Class R	30,176
Administrative servicing fees Institutional Service Class	114
Professional fees (Note 3)	316
Trustee fees (Note 3)	821

Total Expenses	165,283

NET INVESTMENT INCOME	397,420

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	738,318
Net realized losses from investment transactions with affiliates	(60,668)
Net realized losses from investment transactions with non-affiliates	(123,586)

Net realized gains from affiliated and non-affiliated investments	554,064

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(198,027)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	56,120

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(141,907)

Net realized/unrealized gains from affiliated and non-affiliated investments	412,157

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$809,577

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$397,420	$426,395
Net realized gains from affiliated and non-affiliated investments	554,064	1,409,887
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(141,907)	(1,639,647)

Change in net assets resulting from operations	809,577	196,635

Distributions to Shareholders From:
Net investment income:
Class A	(79,691)	(64,790)
Class C	(14,425)	(17,775)
Class R	(169,800)	(225,503)
Institutional Service Class	(1,740)	(556)
Institutional Class	(165,553)	(170,585)
Net realized gains:
Class A	(208,554)	(171,762)
Class C	(68,552)	(84,750)
Class R	(629,749)	(861,880)
Institutional Service Class	(8,884)	(1,204)
Institutional Class	(363,803)	(407,943)

Change in net assets from shareholder distributions	(1,710,751)	(2,006,748)

Change in net assets from capital transactions	(758,015)	(808,294)

Change in net assets	(1,659,189)	(2,618,407)

Net Assets:
Beginning of year	26,008,544	28,626,951

End of year	$24,349,355	$26,008,544

Accumulated undistributed net investment income at end of year	$22,832	$22,224

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,710,410	$2,479,305
Dividends reinvested	288,024	236,527
Cost of shares redeemed	(2,015,414)	(1,182,752)

Total Class A Shares	983,020	1,533,080

Class C Shares
Proceeds from shares issued	52,610	12,324
Dividends reinvested	82,977	102,525
Cost of shares redeemed	(82,452)	(138,345)

Total Class C Shares	53,135	(23,496)

Class R Shares
Proceeds from shares issued	1,553,212	1,226,121
Dividends reinvested	799,549	1,087,383
Cost of shares redeemed	(3,338,723)	(5,296,182)

Total Class R Shares	(985,962)	(2,982,678)

14

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$152,312	$55,261
Dividends reinvested	10,624	1,760
Cost of shares redeemed	(192,524)	(5,745)

Total Institutional Service Class Shares	(29,588)	51,276

Institutional Class Shares
Proceeds from shares issued	3,813,839	3,794,185
Dividends reinvested	529,356	578,528
Cost of shares redeemed	(5,121,815)	(3,759,189)

Total Institutional Class Shares	(778,620)	613,524

Change in net assets from capital transactions	$(758,015)	$(808,294)

SHARE TRANSACTIONS:
Class A Shares
Issued	340,995	286,009
Reinvested	36,460	27,668
Redeemed	(247,795)	(137,405)

Total Class A Shares	129,660	176,272

Class C Shares
Issued	6,938	1,431
Reinvested	10,589	12,077
Redeemed	(10,147)	(16,008)

Total Class C Shares	7,380	(2,500)

Class R Shares
Issued	191,103	142,336
Reinvested	101,589	127,619
Redeemed	(413,523)	(613,855)

Total Class R Shares	(120,831)	(343,900)

Institutional Service Class Shares
Issued	17,855	6,496
Reinvested	1,349	206
Redeemed	(24,757)	(690)

Total Institutional Service Class Shares	(5,553)	6,012

Institutional Class Shares
Issued	473,575	438,154
Reinvested	66,890	67,595
Redeemed	(626,240)	(435,173)

Total Institutional Class Shares	(85,775)	70,576

Total change in shares	(75,119)	(93,540)

The accompanying notes are an integral part of these financial statements.

15

Statement of Cash Flows

For the Year Ended October 31, 2016

Nationwide Destination 2010 Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$809,577
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(9,199,619)
Proceeds from disposition of affiliated investments	9,028,095
Purchase of non-affiliated investments	(392,267)
Proceeds from disposition of non-affiliated investments	3,156,831
Reinvestment of dividend income from affiliates	(428,871)
Reinvestment of interest income from affiliates	(92,201)
Change in unrealized (appreciation)/depreciation from investments in affiliates	198,027
Change in unrealized (appreciation)/depreciation from investments in non-affiliates	(56,120)
Reinvestment of net realized gain distributions from underlying affiliated funds	(738,318)
Net realized loss from investment transactions with affiliates	60,668
Net realized loss from investment transactions with non-affiliates	123,586
Increase in receivable for investments sold	(42,259)
Decrease in payable for investments purchased	(6,745)
Decrease in investment advisory fees	(158)
Decrease in distribution fees	(359)
Decrease in administrative servicing fees	(192)
Increase in trustee fees	23
Increase in professional fees	26

Net cash provided by operating activities	2,419,724

Cash flows used in financing activities:
Proceeds from shares issued	8,191,770
Cost of shares redeemed	(10,614,004)
Cash distributions paid to shareholders	(221)

Net cash used in financing activities	(2,422,455)

Net decrease in cash	(2,731)

Cash:
Beginning of period	2,731

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $1,710,530.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $1,259,390.

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$8.52	0.12	0.10	0.22	(0.14)	(0.42)	(0.56)	$8.18	2.81%	$5,002,312	0.62%	1.52%	0.62%	41.58%
Year Ended October 31, 2015	$9.11	0.14	(0.07)	0.07	(0.17)	(0.49)	(0.66)	$8.52	0.74%	$4,107,109	0.56%	1.61%	0.56%	38.40%
Year Ended October 31, 2014	$9.07	0.14	0.30	0.44	(0.14)	(0.26)	(0.40)	$9.11	5.02%	$2,784,131	0.62%	1.55%	0.62%	29.54%
Year Ended October 31, 2013	$8.63	0.09	0.65	0.74	(0.09)	(0.21)	(0.30)	$9.07	8.73%	$8,257,825	0.63%	1.07%	0.63%	50.61%
Year Ended October 31, 2012	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%	$9,953,015	0.66%	0.84%	0.66%	81.09%

Class C Shares
Year Ended October 31, 2016	$8.46	0.07	0.08	0.15	(0.08)	(0.42)	(0.50)	$8.11	2.03%	$1,445,899	1.27%	0.88%	1.27%	41.58%
Year Ended October 31, 2015	$9.04	0.08	(0.07)	0.01	(0.10)	(0.49)	(0.59)	$8.46	0.13%	$1,444,567	1.27%	0.93%	1.27%	38.40%
Year Ended October 31, 2014	$9.02	0.07	0.31	0.38	(0.10)	(0.26)	(0.36)	$9.04	4.37%	$1,566,876	1.20%	0.83%	1.20%	29.54%
Year Ended October 31, 2013	$8.59	0.04	0.66	0.70	(0.06)	(0.21)	(0.27)	$9.02	8.27%	$1,368,581	1.13%	0.47%	1.13%	50.61%
Year Ended October 31, 2012	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%	$973,276	1.14%	0.27%	1.14%	81.09%

Class R Shares(e)
Year Ended October 31, 2016	$8.50	0.10	0.09	0.19	(0.11)	(0.42)	(0.53)	$8.16	2.53%	$11,363,437	0.89%	1.29%	0.89%	41.58%
Year Ended October 31, 2015	$9.08	0.12	(0.08)	0.04	(0.13)	(0.49)	(0.62)	$8.50	0.47%	$12,866,836	0.88%	1.34%	0.88%	38.40%
Year Ended October 31, 2014	$9.05	0.10	0.31	0.41	(0.12)	(0.26)	(0.38)	$9.08	4.71%	$16,866,896	0.88%	1.14%	0.88%	29.54%
Year Ended October 31, 2013	$8.61	0.06	0.66	0.72	(0.07)	(0.21)	(0.28)	$9.05	8.47%	$16,555,381	0.88%	0.73%	0.88%	50.61%
Year Ended October 31, 2012	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%	$16,995,542	0.92%	0.60%	0.92%	81.09%

Institutional Service Class Shares
Year Ended October 31, 2016	$8.52	0.19	0.05	0.24	(0.15)	(0.42)	(0.57)	$8.19	3.12%	$24,311	0.29%	2.29%	0.29%	41.58%
Year Ended October 31, 2015	$9.11	0.17	(0.07)	0.10	(0.20)	(0.49)	(0.69)	$8.52	1.14%	$72,638	0.13%	1.98%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.17	0.31	0.48	(0.19)	(0.26)	(0.45)	$9.11	5.49%	$22,863	0.13%	1.90%	0.13%	29.54%
Year Ended October 31, 2013	$8.63	0.06	0.73	0.79	(0.13)	(0.21)	(0.34)	$9.08	9.40%	$22,075	0.13%	0.65%	0.13%	50.61%
Year Ended October 31, 2012	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%	$1,199	0.16%	1.33%	0.16%	81.09%

Institutional Class Shares
Year Ended October 31, 2016	$8.54	0.17	0.09	0.26	(0.18)	(0.42)	(0.60)	$8.20	3.31%	$6,513,396	0.13%	2.04%	0.13%	41.58%
Year Ended October 31, 2015	$9.12	0.18	(0.07)	0.11	(0.20)	(0.49)	(0.69)	$8.54	1.25%	$7,517,394	0.13%	2.06%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.16	0.33	0.49	(0.19)	(0.26)	(0.45)	$9.12	5.60%	$7,386,185	0.13%	1.81%	0.13%	29.54%
Year Ended October 31, 2013	$8.64	0.12	0.66	0.78	(0.13)	(0.21)	(0.34)	$9.08	9.26%	$4,149,052	0.13%	1.42%	0.13%	50.61%
Year Ended October 31, 2012	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%	$3,516,901	0.17%	1.33%	0.17%	81.09%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Destination 2015 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2015 Fund (Institutional Service Class) returned 2.93% versus 4.29% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 120 funds as of October 31, 2016) was 3.59% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citi International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Eight of the Fund’s nine underlying investments posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 25% allocation to the underlying Nationwide Bond Index Fund, which tracks the Bloomberg Barclays U.S. Aggregate Bond Index and returned 4.16% for the reporting period. The second-largest contributor to overall Fund performance was the Fund’s 18% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38% for the reporting period. The only detractor from Fund performance for the period was the underlying Nationwide International Index Fund (16% allocation), which registered -2.71%. International equities lagged domestic equity markets as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund, a 12% allocation) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The positive performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying investments.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

18

Fund Commentary (con’t)	Nationwide Destination 2015 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM), provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

19

Fund Overview	Nationwide Destination 2015 Fund

Asset Allocation†

Equity Funds	46.9%
Fixed Income Funds	33.1%
Alternative Assets	12.0%
Fixed Contract	8.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	25.0%
Nationwide S&P 500 Index Fund, Institutional Class	18.0%
Nationwide International Index Fund, Institutional Class	16.0%
Nationwide Portfolio Completion Fund, Institutional Class	12.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Nationwide Fixed Contract	8.0%
Nationwide Core Plus Bond Fund, Institutional Class	6.0%
Nationwide Small Cap Index Fund, Institutional Class	4.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Eight of the Fund’s nine underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to fixed income and large-cap equity accounted for 59% of the Fund’s total allocation and contributed about 75% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

20

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.70%	5.36%	3.08%	[2]
	w/SC3	(3.19)%	4.13%	2.42%	[2]
Class C	w/o SC1	2.03%	4.77%	2.52%	[2]
	w/SC4	1.09%	N/A	N/A
Class R5,6		2.29%	5.05%	2.79%	[2]
Institutional Service Class[5]		2.93%	5.59%	3.29%	[2]
Institutional Class[5]		3.20%	5.88%	3.56%	[2]
Morningstar® Lifetime Moderate 2015 Index		4.29%	6.24%	4.87%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.44%
Class R	1.14%
Institutional Service Class	0.64%
Institutional Class	0.39%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Destination 2015 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2015 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2015 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense	Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,022.50	3.10	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.07	3.10	0.61
Class C Shares	Actual	(b)	1,000.00	1,018.60	5.99	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.20	5.99	1.18
Class R Shares	Actual	(b)	1,000.00	1,019.90	4.47	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,023.50	1.93	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,024.80	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

23

Statement of Investments

October 31, 2016

Nationwide Destination 2015 Fund

Investment Companies 92.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	1,378,965	$13,251,851

Total Alternative Assets (cost $13,261,395)		13,251,851

Equity Funds 46.9%
Nationwide International Index Fund, Institutional Class (a)	2,425,112	17,679,068
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	569,437	9,948,071
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,386,270	19,865,250
Nationwide Small Cap Index Fund, Institutional Class (a)	324,512	4,384,151

Total Equity Funds (cost $51,922,235)		51,876,540

Fixed Income Funds 33.1%
Nationwide Bond Index Fund, Institutional Class (a)	2,464,151	27,672,411
Nationwide Core Plus Bond Fund, Institutional Class (a)	641,587	6,653,261
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	223,495	2,217,074

Total Fixed Income Funds (cost $36,174,122)		36,542,746

Total Investment Companies (cost $101,357,752)		101,671,137

Fixed Contract 8.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$8,843,643	8,843,643

Total Fixed Contract (cost $8,843,643)		8,843,643

Total Investments (cost $110,201,395) (d) — 100.0%		110,514,780

Liabilities in excess of other assets — 0.0%†		(43,736)

NET ASSETS — 100.0%		$110,471,044

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $110,201,395)	$110,514,780
Receivable for investments sold	239,903
Receivable for capital shares issued	7,199

Total Assets	110,761,882

Liabilities:
Payable for capital shares redeemed	247,102
Accrued expenses and other payables:
Investment advisory fees	12,304
Distribution fees	16,365
Administrative servicing fees	14,412
Trustee fees (Note 3)	400
Professional fees (Note 3)	255

Total Liabilities	290,838

Net Assets	$110,471,044

Represented by:
Capital	$106,078,911
Accumulated undistributed net investment income	90,681
Accumulated net realized gains from affiliated and non-affiliated investments	3,988,067
Net unrealized appreciation/(depreciation) from investments in affiliates	313,385

Net Assets	$110,471,044

Net Assets:
Class A Shares	$9,859,906
Class C Shares	896,029
Class R Shares	31,374,559
Institutional Service Class Shares	34,586,322
Institutional Class Shares	33,754,228

Total	$110,471,044

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,157,625
Class C Shares	105,817
Class R Shares	3,698,866
Institutional Service Class Shares	4,056,166
Institutional Class Shares	3,950,158

Total	12,968,632

25

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.52
Class C Shares (b)	$8.47
Class R Shares	$8.48
Institutional Service Class Shares	$8.53
Institutional Class Shares	$8.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,992,124
Interest income from affiliates	280,260
Dividend income from non-affiliates	136,289

Total Income	2,408,673

EXPENSES:
Investment advisory fees	151,557
Distribution fees Class A	25,454
Distribution fees Class C	8,385
Distribution fees Class R	174,721
Administrative servicing fees Class A	23,418
Administrative servicing fees Class C	389
Administrative servicing fees Class R	87,360
Administrative servicing fees Institutional Service Class	96,347
Professional fees (Note 3)	1,387
Trustee fees (Note 3)	3,599

Total Expenses	572,617

NET INVESTMENT INCOME	1,836,056

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,056,968
Net realized gains from investment transactions with affiliates	2,110,123
Net realized losses from investment transactions with non-affiliates	(401,713)

Net realized gains from affiliated and non-affiliated investments	5,765,378

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(4,635,226)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	174,109

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(4,461,117)

Net realized/unrealized gains from affiliated and non-affiliated investments	1,304,261

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,140,317

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$1,836,056	$2,312,911
Net realized gains from affiliated and non-affiliated investments	5,765,378	8,378,933
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(4,461,117)	(9,579,033)

Change in net assets resulting from operations	3,140,317	1,112,811

Distributions to Shareholders From:
Net investment income:
Class A	(162,173)	(216,023)
Class C	(8,751)	(12,200)
Class R	(466,431)	(748,348)
Institutional Service Class	(700,165)	(960,715)
Institutional Class	(660,958)	(671,225)
Net realized gains:
Class A	(691,860)	(709,045)
Class C	(53,701)	(66,975)
Class R	(2,577,603)	(3,390,050)
Institutional Service Class	(2,721,003)	(3,127,204)
Institutional Class	(1,972,269)	(1,847,151)

Change in net assets from shareholder distributions	(10,014,914)	(11,748,936)

Change in net assets from capital transactions	(8,257,453)	(9,913,051)

Change in net assets	(15,132,050)	(20,549,176)

Net Assets:
Beginning of year	125,603,094	146,152,270

End of year	$110,471,044	$125,603,094

Accumulated undistributed net investment income at end of year	$90,681	$88,415

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,912,196	$3,720,959
Dividends reinvested	854,033	925,068
Cost of shares redeemed	(3,798,121)	(4,433,342)

Total Class A Shares	(31,892)	212,685

Class C Shares
Proceeds from shares issued	91,638	21,125
Dividends reinvested	62,452	79,175
Cost of shares redeemed	(25,032)	(242,407)

Total Class C Shares	129,058	(142,107)

Class R Shares
Proceeds from shares issued	1,794,888	2,794,329
Dividends reinvested	3,044,034	4,138,398
Cost of shares redeemed	(12,436,117)	(18,157,132)

Total Class R Shares	(7,597,195)	(11,224,405)

28

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$6,489,711	$9,035,929
Dividends reinvested	3,421,168	4,087,919
Cost of shares redeemed	(16,790,428)	(15,359,858)

Total Institutional Service Class Shares	(6,879,549)	(2,236,010)

Institutional Class Shares
Proceeds from shares issued	11,594,060	8,670,995
Dividends reinvested	2,633,227	2,518,376
Cost of shares redeemed	(8,105,162)	(7,712,585)

Total Institutional Class Shares	6,122,125	3,476,786

Change in net assets from capital transactions	$(8,257,453)	$(9,913,051)

SHARE TRANSACTIONS:
Class A Shares
Issued	349,221	408,672
Reinvested	104,161	101,863
Redeemed	(460,597)	(484,906)

Total Class A Shares	(7,215)	25,629

Class C Shares
Issued	10,954	2,298
Reinvested	7,660	8,758
Redeemed	(3,080)	(26,725)

Total Class C Shares	15,534	(15,669)

Class R Shares
Issued	214,190	306,400
Reinvested	372,878	457,716
Redeemed	(1,478,637)	(1,964,779)

Total Class R Shares	(891,569)	(1,200,663)

Institutional Service Class Shares
Issued	766,389	977,613
Reinvested	416,725	450,123
Redeemed	(1,969,739)	(1,662,870)

Total Institutional Service Class Shares	(786,625)	(235,134)

Institutional Class Shares
Issued	1,381,516	938,578
Reinvested	320,020	276,700
Redeemed	(956,773)	(839,513)

Total Institutional Class Shares	744,763	375,765

Total change in shares	(925,112)	(1,050,072)

The accompanying notes are an integral part of these financial statements.

29

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$9.04	0.12	0.09	0.21	(0.14)	(0.59)	(0.73)	$8.52	2.70%	$9,859,906	0.61%	1.45%	0.61%	25.79%
Year Ended October 31, 2015	$9.79	0.15	(0.09)	0.06	(0.18)	(0.63)	(0.81)	$9.04	0.64%	$10,533,102	0.54%	1.63%	0.54%	20.91%
Year Ended October 31, 2014	$9.62	0.15	0.37	0.52	(0.14)	(0.21)	(0.35)	$9.79	5.60%	$11,150,884	0.62%	1.52%	0.62%	27.46%
Year Ended October 31, 2013	$9.02	0.10	0.86	0.96	(0.10)	(0.26)	(0.36)	$9.62	10.94%	$31,057,182	0.63%	1.07%	0.63%	34.75%
Year Ended October 31, 2012	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%	$30,640,624	0.67%	0.90%	0.67%	61.80%

Class C Shares
Year Ended October 31, 2016	$9.00	0.07	0.08	0.15	(0.09)	(0.59)	(0.68)	$8.47	2.03%	$896,029	1.18%	0.87%	1.18%	25.79%
Year Ended October 31, 2015	$9.74	0.10	(0.09)	0.01	(0.12)	(0.63)	(0.75)	$9.00	0.08%	$812,211	1.19%	1.05%	1.19%	20.91%
Year Ended October 31, 2014	$9.60	0.08	0.38	0.46	(0.11)	(0.21)	(0.32)	$9.74	4.95%	$1,031,938	1.15%	0.88%	1.15%	27.46%
Year Ended October 31, 2013	$9.00	0.05	0.87	0.92	(0.06)	(0.26)	(0.32)	$9.60	10.50%	$862,284	1.13%	0.56%	1.13%	34.75%
Year Ended October 31, 2012	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%	$777,266	1.17%	0.41%	1.17%	61.80%

Class R Shares (e)
Year Ended October 31, 2016	$9.01	0.10	0.07	0.17	(0.11)	(0.59)	(0.70)	$8.48	2.29%	$31,374,559	0.89%	1.20%	0.89%	25.79%
Year Ended October 31, 2015	$9.75	0.12	(0.09)	0.03	(0.14)	(0.63)	(0.77)	$9.01	0.36%	$41,345,461	0.88%	1.35%	0.88%	20.91%
Year Ended October 31, 2014	$9.60	0.11	0.38	0.49	(0.13)	(0.21)	(0.34)	$9.75	5.28%	$56,452,141	0.88%	1.18%	0.88%	27.46%
Year Ended October 31, 2013	$9.00	0.07	0.87	0.94	(0.08)	(0.26)	(0.34)	$9.60	10.69%	$53,823,466	0.88%	0.81%	0.88%	34.75%
Year Ended October 31, 2012	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%	$52,790,820	0.92%	0.66%	0.92%	61.80%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.05	0.14	0.09	0.23	(0.16)	(0.59)	(0.75)	$8.53	2.93%	$34,586,322	0.38%	1.68%	0.38%	25.79%
Year Ended October 31, 2015	$9.80	0.17	(0.10)	0.07	(0.19)	(0.63)	(0.82)	$9.05	0.79%	$43,835,091	0.38%	1.83%	0.38%	20.91%
Year Ended October 31, 2014	$9.65	0.16	0.38	0.54	(0.18)	(0.21)	(0.39)	$9.80	5.77%	$49,742,140	0.38%	1.70%	0.38%	27.46%
Year Ended October 31, 2013	$9.04	0.12	0.87	0.99	(0.12)	(0.26)	(0.38)	$9.65	11.30%	$47,151,464	0.38%	1.31%	0.38%	34.75%
Year Ended October 31, 2012	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%	$44,466,872	0.42%	1.15%	0.42%	61.80%

Institutional Class Shares
Year Ended October 31, 2016	$9.07	0.16	0.09	0.25	(0.18)	(0.59)	(0.77)	$8.55	3.20%	$33,754,228	0.13%	1.92%	0.13%	25.79%
Year Ended October 31, 2015	$9.82	0.19	(0.09)	0.10	(0.22)	(0.63)	(0.85)	$9.07	1.04%	$29,077,229	0.13%	2.05%	0.13%	20.91%
Year Ended October 31, 2014	$9.67	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$9.82	6.03%	$27,775,167	0.13%	1.86%	0.13%	27.46%
Year Ended October 31, 2013	$9.06	0.14	0.88	1.02	(0.15)	(0.26)	(0.41)	$9.67	11.56%	$18,146,676	0.13%	1.50%	0.13%	34.75%
Year Ended October 31, 2012	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%	$12,270,445	0.16%	1.39%	0.16%	61.80%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

30

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2020 Fund (Institutional Service Class) returned 2.69% versus 4.33% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 209 funds as of October 31, 2016) was 3.44% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Eight of the Fund’s nine underlying investments posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 21% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38% for the reporting period. The second-largest contributor to overall Fund performance was the Fund’s 18% allocation to the underlying Nationwide Bond Index Fund, which tracks the Bloomberg Barclays U.S. Aggregate Bond Index, and returned 4.16% for the period. The only detractor from Fund performance for the period was the underlying Nationwide International Index Fund (a 19% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund, a 16% allocation) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

31

Fund Commentary (con’t)	Nationwide Destination 2020 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

32

Fund Overview	Nationwide Destination 2020 Fund

Asset Allocation†

Equity Funds	53.9%
Fixed Income Funds	24.1%
Alternative Assets	16.0%
Fixed Contract	6.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	21.0%
Nationwide International Index Fund, Institutional Class	19.0%
Nationwide Bond Index Fund, Institutional Class	18.1%
Nationwide Portfolio Completion Fund, Institutional Class	16.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Fixed Contract	6.0%
Nationwide Core Plus Bond Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	3.9%
Nationwide Inflation-Protected Securities Fund, Institutional Class	1.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Eight of the Fund’s nine underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and fixed income accounted for 51% of the Fund’s total allocation and contributed nearly 70% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

33

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.38%	6.10%	3.38%	[2]
	w/SC3	(3.47)%	4.85%	2.71%	[2]
Class C	w/o SC1	1.76%	5.49%	2.79%	[2]
	w/SC4	0.79%	N/A	N/A
Class R5,6		2.18%	5.81%	3.12%	[2]
Institutional Service Class[5]		2.69%	6.32%	3.60%	[2]
Institutional Class[5]		2.94%	6.58%	3.88%	[2]
Morningstar® Lifetime Moderate 2020 Index		4.33%	6.93%	4.82%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.50%
Class R	1.15%
Institutional Service Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

34

Fund Performance (con’t.)	Nationwide Destination 2020 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2020 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2020 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

35

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,022.60	3.05	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.12	3.05	0.60
Class C Shares	Actual	(b)	1,000.00	1,019.70	6.24	1.23
	Hypothetical	(b)(c)	1,000.00	1,018.95	6.24	1.23
Class R Shares	Actual	(b)	1,000.00	1,021.20	4.47	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,023.70	1.93	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,024.90	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

36

Statement of Investments

October 31, 2016

Nationwide Destination 2020 Fund

Investment Companies 94.0%

	Shares	Market Value

Alternative Assets 16.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	4,384,967	$42,139,531

Total Alternative Assets (cost $42,434,988)		42,139,531

Equity Funds 53.9%
Nationwide International Index Fund, Institutional Class (a)	6,863,234	50,032,977
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,503,174	26,260,458
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,855,948	55,255,738
Nationwide Small Cap Index Fund, Institutional Class (a)	764,406	10,327,131

Total Equity Funds (cost $135,277,486)		141,876,304

Fixed Income Funds 24.1%
Nationwide Bond Index Fund, Institutional Class (a)	4,229,167	47,493,542
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,276,142	13,233,589
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	269,385	2,672,297

Total Fixed Income Funds (cost $62,709,762)		63,399,428

Total Investment Companies (cost $240,422,236)		247,415,263

Fixed Contract 6.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$15,828,041	15,828,041

Total Fixed Contract (cost $15,828,041)		15,828,041

Total Investments (cost $256,250,277) (d) — 100.0%		263,243,304
Liabilities in excess of other assets — 0.0%†		(101,292)

NET ASSETS — 100.0%		$263,142,012

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

37

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $256,250,277)	$263,243,304
Receivable for investments sold	483,173
Receivable for capital shares issued	104,199

Total Assets	263,830,676

Liabilities:
Payable for capital shares redeemed	587,373
Accrued expenses and other payables:
Investment advisory fees	29,314
Distribution fees	35,785
Administrative servicing fees	34,697
Trustee fees (Note 3)	925
Professional fees (Note 3)	570

Total Liabilities	688,664

Net Assets	$263,142,012

Represented by:
Capital	$246,472,115
Accumulated undistributed net investment income	135,217
Accumulated net realized gains from affiliated and non-affiliated investments	9,541,653
Net unrealized appreciation/(depreciation) from investments in affiliates	6,993,027

Net Assets	$263,142,012

Net Assets:
Class A Shares	$19,592,496
Class C Shares	3,535,573
Class R Shares	65,655,004
Institutional Service Class Shares	99,888,936
Institutional Class Shares	74,470,003

Total	$263,142,012

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,081,042
Class C Shares	380,204
Class R Shares	6,993,870
Institutional Service Class Shares	10,590,395
Institutional Class Shares	7,863,491

Total	27,909,002

38

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.41
Class C Shares (b)	$9.30
Class R Shares	$9.39
Institutional Service Class Shares	$9.43
Institutional Class Shares	$9.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.98

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

39

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,372,674
Interest income from affiliates	439,207
Dividend income from non-affiliates	266,856

Total Income	5,078,737

EXPENSES:
Investment advisory fees	340,674
Distribution fees Class A	46,037
Distribution fees Class C	33,715
Distribution fees Class R	361,720
Administrative servicing fees Class A	40,513
Administrative servicing fees Class C	3,399
Administrative servicing fees Class R	180,860
Administrative servicing fees Institutional Service Class	245,701
Professional fees (Note 3)	3,144
Trustee fees (Note 3)	8,141

Total Expenses	1,263,904

NET INVESTMENT INCOME	3,814,833

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	9,625,571
Net realized gains from investment transactions with affiliates	3,655,036
Net realized losses from investment transactions with non-affiliates	(836,632)

Net realized gains from affiliated and non-affiliated investments	12,443,975

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(9,975,090)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	379,180

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(9,595,910)

Net realized/unrealized gains from affiliated and non-affiliated investments	2,848,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,662,898

The accompanying notes are an integral part of these financial statements.

40

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$3,814,833	$4,457,023
Net realized gains from affiliated and non-affiliated investments	12,443,975	11,249,671
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(9,595,910)	(14,578,076)

Change in net assets resulting from operations	6,662,898	1,128,618

Distributions to Shareholders From:
Net investment income:
Class A	(264,076)	(257,055)
Class C	(28,299)	(35,204)
Class R	(861,205)	(1,395,445)
Institutional Service Class	(1,632,592)	(2,019,311)
Institutional Class	(1,312,317)	(1,304,560)
Net realized gains:
Class A	(698,147)	(484,200)
Class C	(138,454)	(108,579)
Class R	(3,297,703)	(3,660,567)
Institutional Service Class	(4,105,977)	(3,845,319)
Institutional Class	(2,591,532)	(2,138,125)

Change in net assets from shareholder distributions	(14,930,302)	(15,248,365)

Change in net assets from capital transactions	5,285,237	18,438,962

Change in net assets	(2,982,167)	4,319,215

Net Assets:
Beginning of year	266,124,179	261,804,964

End of year	$263,142,012	$266,124,179

Accumulated undistributed net investment income at end of year	$135,217	$103,973

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,222,522	$7,136,491
Dividends reinvested	961,920	741,255
Cost of shares redeemed	(5,297,616)	(3,086,130)

Total Class A Shares	3,886,826	4,791,616

Class C Shares
Proceeds from shares issued	337,392	911,728
Dividends reinvested	166,753	143,783
Cost of shares redeemed	(211,135)	(499,184)

Total Class C Shares	293,010	556,327

Class R Shares
Proceeds from shares issued	4,819,614	6,834,582
Dividends reinvested	4,158,908	5,056,012
Cost of shares redeemed	(22,215,234)	(19,895,545)

Total Class R Shares	(13,236,712)	(8,004,951)

41

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$17,464,072	$21,776,475
Dividends reinvested	5,738,569	5,864,630
Cost of shares redeemed	(22,170,923)	(18,302,521)

Total Institutional Service Class Shares	1,031,718	9,338,584

Institutional Class Shares
Proceeds from shares issued	22,987,288	16,326,177
Dividends reinvested	3,903,849	3,442,685
Cost of shares redeemed	(13,580,742)	(8,011,476)

Total Institutional Class Shares	13,310,395	11,757,386

Change in net assets from capital transactions	$5,285,237	$18,438,962

SHARE TRANSACTIONS:
Class A Shares
Issued	891,463	720,341
Reinvested	106,268	75,694
Redeemed	(571,163)	(312,418)

Total Class A Shares	426,568	483,617

Class C Shares
Issued	36,552	93,104
Reinvested	18,662	14,834
Redeemed	(22,922)	(50,393)

Total Class C Shares	32,292	57,545

Class R Shares
Issued	519,233	690,927
Reinvested	461,090	517,328
Redeemed	(2,416,724)	(2,022,213)

Total Class R Shares	(1,436,401)	(813,958)

Institutional Service Class Shares
Issued	1,869,895	2,187,818
Reinvested	633,190	597,674
Redeemed	(2,385,328)	(1,843,583)

Total Institutional Service Class Shares	117,757	941,909

Institutional Class Shares
Issued	2,486,332	1,642,226
Reinvested	428,399	349,783
Redeemed	(1,449,826)	(807,410)

Total Institutional Class Shares	1,464,905	1,184,599

Total change in shares	605,121	1,853,712

The accompanying notes are an integral part of these financial statements.

42

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$9.74	0.12	0.09	0.21	(0.14)	(0.40)	(0.54)	$9.41	2.38%		$19,592,496	0.60%	1.31%	0.60%	23.70%
Year Ended October 31, 2015	$10.29	0.15	(0.11)	0.04	(0.19)	(0.40)	(0.59)	$9.74	0.37%		$16,112,317	0.55%	1.56%	0.55%	15.99%
Year Ended October 31, 2014	$10.09	0.16	0.43	0.59	(0.16)	(0.23)	(0.39)	$10.29	5.98%		$12,042,352	0.62%	1.61%	0.62%	20.25%
Year Ended October 31, 2013	$9.26	0.11	1.15	1.26	(0.12)	(0.31)	(0.43)	$10.09	14.13%		$26,221,969	0.63%	1.17%	0.63%	20.65%
Year Ended October 31, 2012	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%		$23,141,162	0.67%	1.06%	0.67%	49.47%

Class C Shares
Year Ended October 31, 2016	$9.63	0.06	0.09	0.15	(0.08)	(0.40)	(0.48)	$9.30	1.76%		$3,535,573	1.24%	0.68%	1.24%	23.70%
Year Ended October 31, 2015	$10.17	0.09	(0.11)	(0.02)	(0.12)	(0.40)	(0.52)	$9.63	(0.21%	)	$3,348,791	1.22%	0.91%	1.22%	15.99%
Year Ended October 31, 2014	$10.00	0.09	0.42	0.51	(0.11)	(0.23)	(0.34)	$10.17	5.30%		$2,953,175	1.17%	0.88%	1.17%	20.25%
Year Ended October 31, 2013	$9.18	0.06	1.15	1.21	(0.08)	(0.31)	(0.39)	$10.00	13.66%		$2,900,859	1.13%	0.65%	1.13%	20.65%
Year Ended October 31, 2012	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%		$2,223,108	1.15%	0.52%	1.15%	49.47%

Class R Shares (e)
Year Ended October 31, 2016	$9.71	0.10	0.09	0.19	(0.11)	(0.40)	(0.51)	$9.39	2.18%		$65,655,004	0.89%	1.08%	0.89%	23.70%
Year Ended October 31, 2015	$10.25	0.13	(0.12)	0.01	(0.15)	(0.40)	(0.55)	$9.71	0.08%		$81,852,928	0.88%	1.33%	0.88%	15.99%
Year Ended October 31, 2014	$10.07	0.11	0.44	0.55	(0.14)	(0.23)	(0.37)	$10.25	5.59%		$94,769,629	0.88%	1.11%	0.88%	20.25%
Year Ended October 31, 2013	$9.24	0.09	1.15	1.24	(0.10)	(0.31)	(0.41)	$10.07	13.88%		$84,157,287	0.88%	0.93%	0.88%	20.65%
Year Ended October 31, 2012	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%		$72,944,752	0.92%	0.80%	0.92%	49.47%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.75	0.14	0.10	0.24	(0.16)	(0.40)	(0.56)	$9.43	2.69%		$99,888,936	0.38%	1.55%	0.38%	23.70%
Year Ended October 31, 2015	$10.30	0.18	(0.13)	0.05	(0.20)	(0.40)	(0.60)	$9.75	0.50%		$102,156,974	0.38%	1.80%	0.38%	15.99%
Year Ended October 31, 2014	$10.11	0.17	0.43	0.60	(0.18)	(0.23)	(0.41)	$10.30	6.15%		$98,149,868	0.38%	1.63%	0.38%	20.25%
Year Ended October 31, 2013	$9.27	0.13	1.16	1.29	(0.14)	(0.31)	(0.45)	$10.11	14.51%		$86,374,010	0.38%	1.41%	0.38%	20.65%
Year Ended October 31, 2012	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%		$69,185,088	0.42%	1.29%	0.42%	49.47%

Institutional Class Shares
Year Ended October 31, 2016	$9.79	0.17	0.09	0.26	(0.18)	(0.40)	(0.58)	$9.47	2.94%		$74,470,003	0.13%	1.79%	0.13%	23.70%
Year Ended October 31, 2015	$10.34	0.20	(0.12)	0.08	(0.23)	(0.40)	(0.63)	$9.79	0.75%		$62,653,169	0.13%	2.01%	0.13%	15.99%
Year Ended October 31, 2014	$10.14	0.18	0.46	0.64	(0.21)	(0.23)	(0.44)	$10.34	6.50%		$53,889,940	0.13%	1.78%	0.13%	20.25%
Year Ended October 31, 2013	$9.30	0.16	1.16	1.32	(0.17)	(0.31)	(0.48)	$10.14	14.75%		$29,410,147	0.13%	1.64%	0.13%	20.65%
Year Ended October 31, 2012	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%		$18,481,983	0.16%	1.54%	0.16%	49.47%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

43

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2025 Fund (Institutional Service Class) returned 2.64% versus 4.26% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 182 funds as of October 31, 2016) was 3.38% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Seven of the Fund’s eight underlying investments posted a positive return during the reporting period. The leading contributor to overall Fund’s performance was the Fund’s 24% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38%. The second-largest contributor to overall Fund performance during the period was the Fund’s 20% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks. The only detractor from overall Fund returns for the period was the underlying Nationwide International Index Fund, a 21% allocation, which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations,

44

Fund Commentary (con’t)	Nationwide Destination 2025 Fund

political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

45

Fund Overview	Nationwide Destination 2025 Fund

Asset Allocation†

Equity Funds	63.0%
Alternative Assets	20.0%
Fixed Income Funds	14.0%
Fixed Contract	3.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	24.0%
Nationwide International Index Fund, Institutional Class	21.0%
Nationwide Portfolio Completion Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.0%
Nationwide Bond Index Fund, Institutional Class	10.0%
Nationwide Small Cap Index Fund, Institutional Class	6.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Fixed Contract	3.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2016

•	Seven of the Fund’s eight underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and the underlying Portfolio Completion Fund accounted for 44% of the Fund’s total allocation and contributed over 60% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

46

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.44%	6.96%	3.71%	[2]
	w/SC3	(3.49)%	5.69%	3.05%	[2]
Class C	w/o SC1	1.77%	6.35%	3.15%	[2]
	w/SC4	0.80%	N/A	N/A
Class R5,6		2.13%	6.64%	3.43%	[2]
Institutional Service Class[5]		2.64%	7.18%	3.92%	[2]
Institutional Class[5]		2.89%	7.46%	4.20%	[2]
Morningstar® Lifetime Moderate 2025 Index		4.26%	7.71%	4.77%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.48%
Class R	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

47

Fund Performance (con’t.)	Nationwide Destination 2025 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2025 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2025 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

48

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,025.60	3.11	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.07	3.10	0.61
Class C Shares	Actual	(b)	1,000.00	1,021.70	6.10	1.20
	Hypothetical	(b)(c)	1,000.00	1,019.10	6.09	1.20
Class R Shares	Actual	(b)	1,000.00	1,024.20	4.48	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,026.70	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,027.90	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

49

Statement of Investments

October 31, 2016

Nationwide Destination 2025 Fund

Investment Companies 97.0%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	6,271,662	$60,270,674

Total Alternative Assets (cost $60,340,843)		60,270,674

Equity Funds 63.0%
Nationwide International Index Fund, Institutional Class (a)	8,680,817	63,283,153
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,070,455	36,170,841
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,046,796	72,320,590
Nationwide Small Cap Index Fund, Institutional Class (a)	1,326,960	17,927,226

Total Equity Funds (cost $179,768,200)		189,701,810

Fixed Income Funds 14.0%
Nationwide Bond Index Fund, Institutional Class (a)	2,689,579	30,203,974
Nationwide Core Plus Bond Fund, Institutional Class (a)	1,167,251	12,104,394

Total Fixed Income Funds (cost $41,925,622)		42,308,368

Total Investment Companies (cost $282,034,665)		292,280,852

Fixed Contract 3.0%

	Principal Amount

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$9,058,530	9,058,530

Total Fixed Contract (cost $9,058,530)		9,058,530

Total Investments (cost $291,093,195) (d) — 100.0%		301,339,382
Liabilities in excess of other assets — 0.0%†		(114,955)

NET ASSETS — 100.0%		$301,224,427

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

50

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $291,093,195)	$301,339,382
Receivable for investments sold	1,036,876
Receivable for capital shares issued	58,212

Total Assets	302,434,470

Liabilities:
Payable for capital shares redeemed	1,095,088
Accrued expenses and other payables:
Investment advisory fees	33,425
Distribution fees	43,995
Administrative servicing fees	35,859
Trustee fees (Note 3)	1,040
Professional fees (Note 3)	636

Total Liabilities	1,210,043

Net Assets	$301,224,427

Represented by:
Capital	$277,264,371
Accumulated undistributed net investment income	40,600
Accumulated net realized gains from affiliated and non-affiliated investments	13,673,269
Net unrealized appreciation/(depreciation) from investments in affiliates	10,246,187

Net Assets	$301,224,427

Net Assets:
Class A Shares	$31,546,828
Class C Shares	2,661,689
Class R Shares	81,876,794
Institutional Service Class Shares	101,891,319
Institutional Class Shares	83,247,797

Total	$301,224,427

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,263,559
Class C Shares	277,778
Class R Shares	8,495,594
Institutional Service Class Shares	10,527,614
Institutional Class Shares	8,559,376

Total	31,123,921

51

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.67
Class C Shares (b)	$9.58
Class R Shares	$9.64
Institutional Service Class Shares	$9.68
Institutional Class Shares	$9.73
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.26

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

52

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,720,823
Dividend income from non-affiliates	207,348
Interest income from affiliates	182,502

Total Income	5,110,673

EXPENSES:
Investment advisory fees	379,110
Distribution fees Class A	68,752
Distribution fees Class C	23,454
Distribution fees Class R	427,497
Administrative servicing fees Class A	61,052
Administrative servicing fees Class C	1,642
Administrative servicing fees Class R	213,749
Administrative servicing fees Institutional Service Class	248,906
Professional fees (Note 3)	3,484
Trustee fees (Note 3)	9,078

Total Expenses	1,436,724

NET INVESTMENT INCOME	3,673,949

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	12,390,266
Net realized gains from investment transactions with affiliates	4,116,579
Net realized losses from investment transactions with non-affiliates	(532,833)

Net realized gains from affiliated and non-affiliated investments	15,974,012

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(12,153,685)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	241,550

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(11,912,135)

Net realized/unrealized gains from affiliated and non-affiliated investments	4,061,877

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,735,826

The accompanying notes are an integral part of these financial statements.

53

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$3,673,949	$4,522,846
Net realized gains from affiliated and non-affiliated investments	15,974,012	11,027,207
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(11,912,135)	(15,103,322)

Change in net assets resulting from operations	7,735,826	446,731

Distributions to Shareholders From:
Net investment income:
Class A	(337,268)	(365,588)
Class C	(16,102)	(23,034)
Class R	(845,901)	(1,556,176)
Institutional Service Class	(1,461,890)	(1,926,589)
Institutional Class	(1,301,399)	(1,328,750)
Net realized gains:
Class A	(888,934)	(736,754)
Class C	(79,442)	(72,300)
Class R	(3,350,255)	(4,299,430)
Institutional Service Class	(3,665,905)	(3,846,675)
Institutional Class	(2,578,309)	(2,277,744)

Change in net assets from shareholder distributions	(14,525,405)	(16,433,040)

Change in net assets from capital transactions	19,690,526	25,160,021

Change in net assets	12,900,947	9,173,712

Net Assets:
Beginning of year	288,323,480	279,149,768

End of year	$301,224,427	$288,323,480

Accumulated undistributed net investment income at end of year	$40,600	$3,445

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,497,059	$11,400,488
Dividends reinvested	1,221,691	1,102,189
Cost of shares redeemed	(2,995,551)	(5,945,112)

Total Class A Shares	8,723,199	6,557,565

Class C Shares
Proceeds from shares issued	766,089	416,927
Dividends reinvested	95,544	95,334
Cost of shares redeemed	(198,402)	(206,530)

Total Class C Shares	663,231	305,731

Class R Shares
Proceeds from shares issued	8,035,087	9,073,083
Dividends reinvested	4,196,156	5,855,606
Cost of shares redeemed	(21,788,876)	(22,247,793)

Total Class R Shares	(9,557,633)	(7,319,104)

54

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$16,879,380	$18,463,667
Dividends reinvested	5,127,795	5,773,264
Cost of shares redeemed	(18,759,521)	(12,358,000)

Total Institutional Service Class Shares	3,247,654	11,878,931

Institutional Class Shares
Proceeds from shares issued	26,176,389	18,303,619
Dividends reinvested	3,879,708	3,606,494
Cost of shares redeemed	(13,442,022)	(8,173,215)

Total Institutional Class Shares	16,614,075	13,736,898

Change in net assets from capital transactions	$19,690,526	$25,160,021

SHARE TRANSACTIONS:
Class A Shares
Issued	1,113,184	1,131,266
Reinvested	132,002	110,015
Redeemed	(314,130)	(587,193)

Total Class A Shares	931,056	654,088

Class C Shares
Issued	81,980	41,360
Reinvested	10,427	9,572
Redeemed	(20,972)	(20,352)

Total Class C Shares	71,435	30,580

Class R Shares
Issued	853,161	896,871
Reinvested	455,113	586,312
Redeemed	(2,308,529)	(2,214,318)

Total Class R Shares	(1,000,255)	(731,135)

Institutional Service Class Shares
Issued	1,775,987	1,824,674
Reinvested	553,503	575,816
Redeemed	(1,965,562)	(1,222,745)

Total Institutional Service Class Shares	363,928	1,177,745

Institutional Class Shares
Issued	2,759,405	1,798,782
Reinvested	416,476	358,270
Redeemed	(1,404,871)	(792,839)

Total Institutional Class Shares	1,771,010	1,364,213

Total change in shares	2,137,174	2,495,491

The accompanying notes are an integral part of these financial statements.

55

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$9.94	0.11	0.10	0.21	(0.12)	(0.36)	(0.48)	$9.67	2.44%		$31,546,828	0.61%	1.11%	0.61%	19.19%
Year Ended October 31, 2015	$10.54	0.15	(0.14)	0.01	(0.19)	(0.42)	(0.61)	$9.94	0.16%		$23,187,219	0.54%	1.50%	0.54%	11.50%
Year Ended October 31, 2014	$10.34	0.15	0.51	0.66	(0.15)	(0.31)	(0.46)	$10.54	6.56%		$17,687,789	0.62%	1.47%	0.62%	14.81%
Year Ended October 31, 2013	$9.21	0.11	1.45	1.56	(0.12)	(0.31)	(0.43)	$10.34	17.68%		$27,833,711	0.63%	1.17%	0.63%	17.23%
Year Ended October 31, 2012	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%		$24,342,321	0.66%	1.03%	0.66%	37.48%

Class C Shares
Year Ended October 31, 2016	$9.86	0.05	0.10	0.15	(0.07)	(0.36)	(0.43)	$9.58	1.77%		$2,661,689	1.20%	0.52%	1.20%	19.19%
Year Ended October 31, 2015	$10.46	0.09	(0.14)	(0.05)	(0.13)	(0.42)	(0.55)	$9.86	(0.47%	)	$2,034,952	1.20%	0.91%	1.20%	11.50%
Year Ended October 31, 2014	$10.29	0.08	0.51	0.59	(0.11)	(0.31)	(0.42)	$10.46	5.88%		$1,839,120	1.17%	0.82%	1.17%	14.81%
Year Ended October 31, 2013	$9.17	0.06	1.46	1.52	(0.09)	(0.31)	(0.40)	$10.29	17.18%		$1,869,454	1.13%	0.57%	1.13%	17.23%
Year Ended October 31, 2012	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%		$1,118,036	1.16%	0.53%	1.16%	37.48%

Class R Shares (e)
Year Ended October 31, 2016	$9.91	0.08	0.10	0.18	(0.09)	(0.36)	(0.45)	$9.64	2.13%		$81,876,794	0.88%	0.89%	0.88%	19.19%
Year Ended October 31, 2015	$10.50	0.13	(0.15)	(0.02)	(0.15)	(0.42)	(0.57)	$9.91	(0.14%	)	$94,100,551	0.88%	1.27%	0.88%	11.50%
Year Ended October 31, 2014	$10.32	0.11	0.51	0.62	(0.13)	(0.31)	(0.44)	$10.50	6.20%		$107,412,528	0.88%	1.05%	0.88%	14.81%
Year Ended October 31, 2013	$9.19	0.09	1.45	1.54	(0.10)	(0.31)	(0.41)	$10.32	17.43%		$93,768,765	0.88%	0.93%	0.88%	17.23%
Year Ended October 31, 2012	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%		$78,346,959	0.91%	0.78%	0.91%	37.48%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.95	0.13	0.10	0.23	(0.14)	(0.36)	(0.50)	$9.68	2.64%		$101,891,319	0.38%	1.37%	0.38%	19.19%
Year Ended October 31, 2015	$10.55	0.17	(0.14)	0.03	(0.21)	(0.42)	(0.63)	$9.95	0.28%		$101,137,631	0.38%	1.72%	0.38%	11.50%
Year Ended October 31, 2014	$10.36	0.16	0.52	0.68	(0.18)	(0.31)	(0.49)	$10.55	6.80%		$94,761,257	0.38%	1.56%	0.38%	14.81%
Year Ended October 31, 2013	$9.22	0.13	1.47	1.60	(0.15)	(0.31)	(0.46)	$10.36	18.07%		$77,247,913	0.38%	1.38%	0.38%	17.23%
Year Ended October 31, 2012	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%		$54,414,481	0.41%	1.28%	0.41%	37.48%

Institutional Class Shares
Year Ended October 31, 2016	$10.00	0.15	0.11	0.26	(0.17)	(0.36)	(0.53)	$9.73	2.89%		$83,247,797	0.13%	1.61%	0.13%	19.19%
Year Ended October 31, 2015	$10.59	0.20	(0.14)	0.06	(0.23)	(0.42)	(0.65)	$10.00	0.63%		$67,863,127	0.13%	1.94%	0.13%	11.50%
Year Ended October 31, 2014	$10.40	0.18	0.53	0.71	(0.21)	(0.31)	(0.52)	$10.59	7.03%		$57,449,074	0.13%	1.70%	0.13%	14.81%
Year Ended October 31, 2013	$9.26	0.16	1.46	1.62	(0.17)	(0.31)	(0.48)	$10.40	18.28%		$31,917,185	0.13%	1.61%	0.13%	17.23%
Year Ended October 31, 2012	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%		$17,552,556	0.16%	1.49%	0.16%	37.48%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

56

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2030 Fund (Institutional Service Class*) returned 2.56% versus 4.11% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 211 funds as of October 31, 2016) was 3.12% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Seven of the Fund’s eight underlying investments posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 26% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38% for the reporting period. The second-largest contributor to overall Fund performance during the period was the Fund’s 20% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 22% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham** and Thomas R. Hickey Jr.

*	Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Class R (which was previously shown for performance reporting).

**	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

57

Fund Commentary (con’t)	Nationwide Destination 2030 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

58

Fund Overview	Nationwide Destination 2030 Fund

Asset Allocation†

Equity Funds	69.9%
Alternative Assets	20.0%
Fixed Income Funds	8.1%
Fixed Contract	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	26.0%
Nationwide International Index Fund, Institutional Class	22.0%
Nationwide Portfolio Completion Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	7.9%
Nationwide Bond Index Fund, Institutional Class	5.1%
Nationwide Core Plus Bond Fund, Institutional Class	3.0%
Nationwide Fixed Contract	2.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Seven of the Fund’s eight underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and the Portfolio Completion Fund accounted for 46% of the Fund’s total allocation and contributed over 65% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

59

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.33%	7.66%	3.79%	[2]
	w/SC3	(3.59)%	6.40%	3.12%	[2]
Class C	w/o SC1	1.83%	7.11%	3.26%	[2]
	w/SC4	0.87%	N/A	N/A
Class R5,6		2.05%	7.38%	3.52%	[2]
Institutional Service Class[5]		2.56%	7.91%	4.01%	[2]
Institutional Class[5]		2.81%	8.19%	4.29%	[2]
Morningstar® Lifetime Moderate 2030 Index		4.11%	8.38%	4.77%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class C	1.44%
Class R	1.16%
Institutional Service Class	0.66%
Institutional Class	0.41%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

60

Fund Performance (con’t.)	Nationwide Destination 2030 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2030 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2030 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

61

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,027.00	3.16	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.02	3.15	0.62
Class C Shares	Actual	(b)	1,000.00	1,024.30	5.95	1.17
	Hypothetical	(b)(c)	1,000.00	1,019.25	5.94	1.17
Class R Shares	Actual	(b)	1,000.00	1,025.70	4.48	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,028.10	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,029.30	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

62

Statement of Investments

October 31, 2016

Nationwide Destination 2030 Fund

Investment Companies 98.0%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	6,024,582	$57,896,234

Total Alternative Assets (cost $57,624,340)		57,896,234

Equity Funds 69.9%
Nationwide International Index Fund, Institutional Class (a)	8,735,302	63,680,350
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,314,148	40,428,165
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,251,122	75,248,582
Nationwide Small Cap Index Fund, Institutional Class (a)	1,692,574	22,866,677

Total Equity Funds (cost $191,311,844)		202,223,774

Fixed Income Funds 8.1%
Nationwide Bond Index Fund, Institutional Class (a)	1,295,046	14,543,369
Nationwide Core Plus Bond Fund, Institutional Class (a)	844,302	8,755,415

Total Fixed Income Funds (cost $23,152,881)		23,298,784

Total Investment Companies (cost $272,089,065)		283,418,792

Fixed Contract 2.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$5,839,189	5,839,189

Total Fixed Contract (cost $5,839,189)		5,839,189

Total Investments (cost $277,928,254) (d) — 100.0%		289,257,981

Liabilities in excess of other assets — 0.0%†		(119,464)

NET ASSETS — 100.0%		$289,138,517

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

63

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $277,928,254)	$289,257,981
Receivable for investments sold	767,517
Receivable for capital shares issued	39,291

Total Assets	290,064,789

Liabilities:
Payable for capital shares redeemed	806,808
Accrued expenses and other payables:
Investment advisory fees	32,181
Distribution fees	44,255
Administrative servicing fees	41,398
Trustee fees (Note 3)	1,010
Professional fees (Note 3)	620

Total Liabilities	926,272

Net Assets	$289,138,517

Represented by:
Capital	$262,525,731
Accumulated net realized gains from affiliated and non-affiliated investments	15,283,059
Net unrealized appreciation/(depreciation) from investments in affiliates	11,329,727

Net Assets	$289,138,517

Net Assets:
Class A Shares	$30,305,410
Class C Shares	1,742,857
Class R Shares	83,871,705
Institutional Service Class Shares	94,312,317
Institutional Class Shares	78,906,228

Total	$289,138,517

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,253,772
Class C Shares	188,842
Class R Shares	9,054,036
Institutional Service Class Shares	10,114,147
Institutional Class Shares	8,421,273

Total	31,032,070

64

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.31
Class C Shares (b)	$9.23
Class R Shares	$9.26
Institutional Service Class Shares	$9.32
Institutional Class Shares	$9.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.88

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

65

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,542,257
Dividend income from non-affiliates	156,476
Interest income from affiliates	117,969

Total Income	4,816,702

EXPENSES:
Investment advisory fees	367,623
Distribution fees Class A	67,513
Distribution fees Class C	16,887
Distribution fees Class R	453,909
Administrative servicing fees Class A	64,813
Administrative servicing fees Class C	653
Administrative servicing fees Class R	226,954
Administrative servicing fees Institutional Service Class	225,982
Professional fees (Note 3)	3,387
Trustee fees (Note 3)	8,792

Total Expenses	1,436,513

NET INVESTMENT INCOME	3,380,189

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	13,748,065
Net realized gains from investment transactions with affiliates	4,058,194
Net realized losses from investment transactions with non-affiliates	(460,110)

Net realized gains from affiliated and non-affiliated investments	17,346,149

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(13,560,182)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	206,825

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(13,353,357)

Net realized/unrealized gains from affiliated and non-affiliated investments	3,992,792

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,372,981

The accompanying notes are an integral part of these financial statements.

66

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$3,380,189	$4,255,470
Net realized gains from affiliated and non-affiliated investments	17,346,149	11,992,179
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	(13,353,357)	(15,728,597)

Change in net assets resulting from operations	7,372,981	519,052

Distributions to Shareholders From:
Net investment income:
Class A	(316,863)	(367,794)
Class C	(12,110)	(21,753)
Class R	(885,377)	(1,728,208)
Institutional Service Class	(1,296,647)	(1,655,245)
Institutional Class	(1,218,357)	(1,185,971)
Net realized gains:
Class A	(977,662)	(1,378,339)
Class C	(67,078)	(115,090)
Class R	(3,992,081)	(7,862,086)
Institutional Service Class	(3,569,840)	(5,631,079)
Institutional Class	(2,678,258)	(3,395,673)

Change in net assets from shareholder distributions	(15,014,273)	(23,341,238)

Change in net assets from capital transactions	15,032,137	41,056,614

Change in net assets	7,390,845	18,234,428

Net Assets:
Beginning of year	281,747,672	263,513,244

End of year	$289,138,517	$281,747,672

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,605,260	$9,513,272
Dividends reinvested	1,294,525	1,746,133
Cost of shares redeemed	(5,039,234)	(5,051,447)

Total Class A Shares	6,860,551	6,207,958

Class C Shares
Proceeds from shares issued	153,804	161,860
Dividends reinvested	79,188	136,843
Cost of shares redeemed	(108,668)	(164,558)

Total Class C Shares	124,324	134,145

Class R Shares
Proceeds from shares issued	6,532,360	8,602,534
Dividends reinvested	4,877,458	9,590,294
Cost of shares redeemed	(26,048,106)	(20,447,553)

Total Class R Shares	(14,638,288)	(2,254,725)

67

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$17,575,507	$19,615,390
Dividends reinvested	4,866,487	7,286,324
Cost of shares redeemed	(16,304,780)	(10,466,573)

Total Institutional Service Class Shares	6,137,214	16,435,141

Institutional Class Shares
Proceeds from shares issued	25,624,166	20,496,362
Dividends reinvested	3,896,615	4,581,644
Cost of shares redeemed	(12,972,445)	(4,543,911)

Total Institutional Class Shares	16,548,336	20,534,095

Change in net assets from capital transactions	$15,032,137	$41,056,614

SHARE TRANSACTIONS:
Class A Shares
Issued	1,174,309	968,408
Reinvested	145,506	180,266
Redeemed	(554,244)	(513,427)

Total Class A Shares	765,571	635,247

Class C Shares
Issued	17,835	17,038
Reinvested	9,000	14,216
Redeemed	(12,500)	(17,252)

Total Class C Shares	14,335	14,002

Class R Shares
Issued	722,862	870,813
Reinvested	552,092	994,242
Redeemed	(2,883,597)	(2,111,343)

Total Class R Shares	(1,608,643)	(246,288)

Institutional Service Class Shares
Issued	1,928,610	1,994,821
Reinvested	546,858	751,530
Redeemed	(1,767,747)	(1,062,489)

Total Institutional Service Class Shares	707,721	1,683,862

Institutional Class Shares
Issued	2,815,871	2,078,469
Reinvested	435,439	470,592
Redeemed	(1,416,961)	(459,036)

Total Institutional Class Shares	1,834,349	2,090,025

Total change in shares	1,713,333	4,176,848

The accompanying notes are an integral part of these financial statements.

68

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$9.61	0.10	0.09	0.19	(0.11)	(0.38)	(0.49)	$9.31	2.33%		$30,305,410	0.62%	1.04%	0.62%	17.46%
Year Ended October 31, 2015	$10.49	0.14	(0.12)	0.02	(0.18)	(0.72)	(0.90)	$9.61	0.14%		$23,920,959	0.60%	1.46%	0.60%	10.87%
Year Ended October 31, 2014	$10.49	0.14	0.55	0.69	(0.14)	(0.55)	(0.69)	$10.49	6.98%		$19,436,264	0.64%	1.37%	0.64%	21.24%
Year Ended October 31, 2013	$9.17	0.12	1.70	1.82	(0.13)	(0.37)	(0.50)	$10.49	20.74%		$49,286,478	0.63%	1.22%	0.63%	18.67%
Year Ended October 31, 2012	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%		$42,044,565	0.67%	1.01%	0.67%	29.14%

Class C Shares
Year Ended October 31, 2016	$9.53	0.05	0.10	0.15	(0.07)	(0.38)	(0.45)	$9.23	1.83%		$1,742,857	1.17%	0.53%	1.17%	17.46%
Year Ended October 31, 2015	$10.42	0.09	(0.13)	(0.04)	(0.13)	(0.72)	(0.85)	$9.53	(0.43%	)	$1,663,876	1.16%	0.97%	1.16%	10.87%
Year Ended October 31, 2014	$10.45	0.08	0.55	0.63	(0.11)	(0.55)	(0.66)	$10.42	6.39%		$1,672,313	1.15%	0.77%	1.15%	21.24%
Year Ended October 31, 2013	$9.13	0.07	1.71	1.78	(0.09)	(0.37)	(0.46)	$10.45	20.32%		$1,400,404	1.13%	0.71%	1.13%	18.67%
Year Ended October 31, 2012	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%		$1,127,956	1.17%	0.51%	1.17%	29.14%

Class R Shares (e)
Year Ended October 31, 2016	$9.56	0.08	0.09	0.17	(0.09)	(0.38)	(0.47)	$9.26	2.05%		$83,871,705	0.89%	0.85%	0.89%	17.46%
Year Ended October 31, 2015	$10.44	0.12	(0.12)	–	(0.16)	(0.72)	(0.88)	$9.56	(0.11%	)	$101,958,591	0.88%	1.25%	0.88%	10.87%
Year Ended October 31, 2014	$10.46	0.10	0.56	0.66	(0.13)	(0.55)	(0.68)	$10.44	6.69%		$113,908,367	0.88%	0.99%	0.88%	21.24%
Year Ended October 31, 2013	$9.14	0.09	1.71	1.80	(0.11)	(0.37)	(0.48)	$10.46	20.52%		$96,468,521	0.88%	0.95%	0.88%	18.67%
Year Ended October 31, 2012	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%		$75,603,163	0.91%	0.75%	0.91%	29.14%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.62	0.12	0.09	0.21	(0.13)	(0.38)	(0.51)	$9.32	2.56%		$94,312,317	0.38%	1.31%	0.38%	17.46%
Year Ended October 31, 2015	$10.50	0.17	(0.13)	0.04	(0.20)	(0.72)	(0.92)	$9.62	0.36%		$90,523,983	0.38%	1.70%	0.38%	10.87%
Year Ended October 31, 2014	$10.51	0.16	0.56	0.72	(0.18)	(0.55)	(0.73)	$10.50	7.27%		$81,083,707	0.38%	1.50%	0.38%	21.24%
Year Ended October 31, 2013	$9.18	0.14	1.71	1.85	(0.15)	(0.37)	(0.52)	$10.51	21.14%		$63,959,756	0.38%	1.41%	0.38%	18.67%
Year Ended October 31, 2012	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%		$44,037,894	0.41%	1.25%	0.41%	29.14%

Institutional Class Shares
Year Ended October 31, 2016	$9.67	0.14	0.10	0.24	(0.16)	(0.38)	(0.54)	$9.37	2.81%		$78,906,228	0.13%	1.56%	0.13%	17.46%
Year Ended October 31, 2015	$10.54	0.19	(0.11)	0.08	(0.23)	(0.72)	(0.95)	$9.67	0.71%		$63,680,263	0.13%	1.90%	0.13%	10.87%
Year Ended October 31, 2014	$10.55	0.18	0.57	0.75	(0.21)	(0.55)	(0.76)	$10.54	7.51%		$47,412,593	0.13%	1.69%	0.13%	21.24%
Year Ended October 31, 2013	$9.22	0.16	1.72	1.88	(0.18)	(0.37)	(0.55)	$10.55	21.34%		$30,335,443	0.13%	1.62%	0.13%	18.67%
Year Ended October 31, 2012	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%		$17,384,899	0.16%	1.47%	0.16%	29.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

69

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2035 Fund (Institutional Service Class*) returned 2.52% versus 3.96% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 177 funds as of October 31, 2016) was 3.00% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-US developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Five of the Fund’s six underlying funds posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 26% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38%. The second-largest contributor to overall Fund performance during the period was the Fund’s 15% allocation to the underlying Nationwide Mid Cap Market Index Fund, which returned 5.96%. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 24% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The Fund’s 20% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%, also was a significant contributor to overall Fund performance during the reporting period. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham** and Thomas R. Hickey Jr.

*	Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Class R (which was previously shown for performance reporting).

**	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor

70

Fund Commentary (con’t)	Nationwide Destination 2035 Fund

may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

71

Fund Overview	Nationwide Destination 2035 Fund

Asset Allocation†

Equity Funds	76.0%
Alternative Assets	20.0%
Fixed Income Fund	4.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.0%
Nationwide International Index Fund, Institutional Class	24.0%
Nationwide Portfolio Completion Fund, Institutional Class	20.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.0%
Nationwide Small Cap Index Fund, Institutional Class	9.0%
Nationwide Bond Index Fund, Institutional Class	4.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Five of the Fund’s six underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and mid-cap equity accounted for 43% of the Fund’s total allocation and contributed over 70% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

72

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.29%	8.23%	3.83%	[2]
	w/SC3	(3.57)%	6.95%	3.16%	[2]
Class C	w/o SC1	1.62%	7.63%	3.27%	[2]
	w/SC4	0.66%	N/A	N/A
Class R5,6		2.02%	7.95%	3.56%	[2]
Institutional Service Class[5]		2.52%	8.48%	4.06%	[2]
Institutional Class[5]		2.76%	8.75%	4.33%	[2]
Morningstar® Lifetime Moderate 2035 Index		3.96%	8.78%	4.78%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.49%
Class R	1.15%
Institutional Service Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

73

Fund Performance (con’t.)	Nationwide Destination 2035 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2035 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2035 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

74

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,027.50	3.11	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.07	3.10	0.61
Class C Shares	Actual	(b)	1,000.00	1,025.20	6.21	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.00	6.19	1.22
Class R Shares	Actual	(b)	1,000.00	1,026.20	4.48	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,029.70	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,030.90	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

75

Statement of Investments

October 31, 2016

Nationwide Destination 2035 Fund

Investment Companies 100.0%

	Shares	Market Value

Alternative Assets 20.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	4,800,399	$46,131,839

Total Alternative Assets (cost $45,808,376)		46,131,839

Equity Funds 76.0%
Nationwide International Index Fund, Institutional Class (a)	7,593,712	55,358,163
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,980,477	34,598,934
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,506,852	64,583,183
Nationwide Small Cap Index Fund, Institutional Class (a)	1,536,599	20,759,447

Total Equity Funds (cost $168,855,884)		175,299,727

Fixed Income Fund 4.0%
Nationwide Bond Index Fund, Institutional Class (a)	823,178	9,244,287

Total Fixed Income Fund (cost $9,265,644)		9,244,287

Total Investment Companies (cost $223,929,904)		230,675,853

Total Investments (cost $223,929,904) (b) — 100.0%		230,675,853

Liabilities in excess of other assets — 0.0%†		(94,824)

NET ASSETS — 100.0%		$230,581,029

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

76

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $223,929,904)	$230,675,853
Receivable for investments sold	465,677
Receivable for capital shares issued	126,987

Total Assets	231,268,517

Liabilities:
Payable for capital shares redeemed	592,230
Accrued expenses and other payables:
Investment advisory fees	25,592
Distribution fees	36,988
Administrative servicing fees	31,401
Trustee fees (Note 3)	795
Professional fees (Note 3)	482

Total Liabilities	687,488

Net Assets	$230,581,029

Represented by:
Capital	$211,617,052
Accumulated net realized gains from affiliated investments	12,218,028
Net unrealized appreciation/(depreciation) from investments in affiliates	6,745,949

Net Assets	$230,581,029

Net Assets:
Class A Shares	$26,536,014
Class C Shares	2,122,005
Class R Shares	68,573,083
Institutional Service Class Shares	78,210,242
Institutional Class Shares	55,139,685

Total	$230,581,029

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,697,552
Class C Shares	219,016
Class R Shares	7,006,948
Institutional Service Class Shares	7,943,022
Institutional Class Shares	5,571,690

Total	23,438,228

77

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.84
Class C Shares (b)	$9.69
Class R Shares	$9.79
Institutional Service Class Shares	$9.85
Institutional Class Shares	$9.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

78

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,554,160

Total Income	3,554,160

EXPENSES:
Investment advisory fees	285,123
Distribution fees Class A	56,085
Distribution fees Class C	19,387
Distribution fees Class R	354,555
Administrative servicing fees Class A	51,598
Administrative servicing fees Class C	1,745
Administrative servicing fees Class R	177,278
Administrative servicing fees Institutional Service Class	179,663
Professional fees (Note 3)	2,614
Trustee fees (Note 3)	6,850

Total Expenses	1,134,898

NET INVESTMENT INCOME	2,419,262

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	11,290,748
Net realized gains from investment transactions with affiliates	2,265,404

Net realized gains from affiliated investments	13,556,152

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,506,187)

Net realized/unrealized gains from affiliated investments	3,049,965

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,469,227

The accompanying notes are an integral part of these financial statements.

79

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$2,419,262	$3,185,982
Net realized gains from affiliated investments	13,556,152	9,740,302
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,506,187)	(12,629,626)

Change in net assets resulting from operations	5,469,227	296,658

Distributions to Shareholders From:
Net investment income:
Class A	(249,530)	(287,169)
Class C	(13,306)	(23,268)
Class R	(660,129)	(1,299,827)
Institutional Service Class	(980,200)	(1,247,852)
Institutional Class	(842,540)	(926,467)
Net realized gains:
Class A	(849,641)	(646,584)
Class C	(81,904)	(74,148)
Class R	(3,309,939)	(3,609,647)
Institutional Service Class	(2,957,644)	(2,524,736)
Institutional Class	(2,066,903)	(1,622,396)

Change in net assets from shareholder distributions	(12,011,736)	(12,262,094)

Change in net assets from capital transactions	22,240,546	26,269,296

Change in net assets	15,698,037	14,303,860

Net Assets:
Beginning of year	214,882,992	200,579,132

End of year	$230,581,029	$214,882,992

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,345,239	$9,903,230
Dividends reinvested	1,099,084	933,651
Cost of shares redeemed	(2,758,385)	(4,815,977)

Total Class A Shares	7,685,938	6,020,904

Class C Shares
Proceeds from shares issued	372,809	345,553
Dividends reinvested	95,210	97,416
Cost of shares redeemed	(87,724)	(281,829)

Total Class C Shares	380,295	161,140

Class R Shares
Proceeds from shares issued	6,594,165	8,063,893
Dividends reinvested	3,970,068	4,909,474
Cost of shares redeemed	(16,994,464)	(16,983,813)

Total Class R Shares	(6,430,231)	(4,010,446)

80

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$16,746,683	$16,144,192
Dividends reinvested	3,937,844	3,772,588
Cost of shares redeemed	(9,323,426)	(7,102,843)

Total Institutional Service Class Shares	11,361,101	12,813,937

Institutional Class Shares
Proceeds from shares issued	18,021,139	16,072,511
Dividends reinvested	2,909,443	2,548,863
Cost of shares redeemed	(11,687,139)	(7,337,613)

Total Institutional Class Shares	9,243,443	11,283,761

Change in net assets from capital transactions	$22,240,546	$26,269,296

SHARE TRANSACTIONS:
Class A Shares
Issued	977,506	953,716
Reinvested	117,129	90,822
Redeemed	(290,184)	(461,990)

Total Class A Shares	804,451	582,548

Class C Shares
Issued	39,382	33,567
Reinvested	10,308	9,586
Redeemed	(9,447)	(27,514)

Total Class C Shares	40,243	15,639

Class R Shares
Issued	688,064	775,341
Reinvested	425,895	479,832
Redeemed	(1,797,349)	(1,649,857)

Total Class R Shares	(683,390)	(394,684)

Institutional Service Class Shares
Issued	1,731,451	1,550,523
Reinvested	419,464	366,915
Redeemed	(952,286)	(681,600)

Total Institutional Service Class Shares	1,198,629	1,235,838

Institutional Class Shares
Issued	1,884,383	1,530,585
Reinvested	308,101	246,708
Redeemed	(1,206,939)	(699,063)

Total Institutional Class Shares	985,545	1,078,230

Total change in shares	2,345,478	2,517,571

The accompanying notes are an integral part of these financial statements.

81

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$10.19	0.09	0.12	0.21	(0.12)	(0.44)	(0.56)	$9.84	2.29%		$26,536,014	0.61%	0.96%	0.61%	11.83%
Year Ended October 31, 2015	$10.81	0.15	(0.13)	0.02	(0.19)	(0.45)	(0.64)	$10.19	0.19%		$19,294,536	0.60%	1.45%	0.60%	9.35%
Year Ended October 31, 2014	$10.67	0.15	0.60	0.75	(0.16)	(0.45)	(0.61)	$10.81	7.27%		$14,166,361	0.62%	1.38%	0.62%	8.21%
Year Ended October 31, 2013	$9.09	0.12	1.91	2.03	(0.14)	(0.31)	(0.45)	$10.67	23.24%		$16,026,739	0.63%	1.25%	0.63%	18.63%
Year Ended October 31, 2012	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%		$12,557,034	0.66%	0.99%	0.66%	19.07%

Class C Shares
Year Ended October 31, 2016	$10.06	0.04	0.10	0.14	(0.07)	(0.44)	(0.51)	$9.69	1.62%		$2,122,005	1.22%	0.39%	1.22%	11.83%
Year Ended October 31, 2015	$10.69	0.09	(0.13)	(0.04)	(0.14)	(0.45)	(0.59)	$10.06	(0.42%	)	$1,798,184	1.22%	0.88%	1.22%	9.35%
Year Ended October 31, 2014	$10.57	0.07	0.61	0.68	(0.11)	(0.45)	(0.56)	$10.69	6.69%		$1,743,485	1.18%	0.70%	1.18%	8.21%
Year Ended October 31, 2013	$9.02	0.07	1.89	1.96	(0.10)	(0.31)	(0.41)	$10.57	22.57%		$1,384,187	1.13%	0.76%	1.13%	18.63%
Year Ended October 31, 2012	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%		$1,038,535	1.15%	0.42%	1.15%	19.07%

Class R Shares (e)
Year Ended October 31, 2016	$10.14	0.07	0.11	0.18	(0.09)	(0.44)	(0.53)	$9.79	2.02%		$68,573,083	0.88%	0.76%	0.88%	11.83%
Year Ended October 31, 2015	$10.76	0.13	(0.14)	(0.01)	(0.16)	(0.45)	(0.61)	$10.14	(0.11%	)	$77,992,434	0.88%	1.23%	0.88%	9.35%
Year Ended October 31, 2014	$10.63	0.11	0.61	0.72	(0.14)	(0.45)	(0.59)	$10.76	6.99%		$86,976,458	0.88%	1.01%	0.88%	8.21%
Year Ended October 31, 2013	$9.06	0.10	1.89	1.99	(0.11)	(0.31)	(0.42)	$10.63	22.91%		$75,700,964	0.88%	1.00%	0.88%	18.63%
Year Ended October 31, 2012	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%		$55,946,652	0.91%	0.75%	0.91%	19.07%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.20	0.12	0.11	0.23	(0.14)	(0.44)	(0.58)	$9.85	2.52%		$78,210,242	0.38%	1.22%	0.38%	11.83%
Year Ended October 31, 2015	$10.82	0.17	(0.13)	0.04	(0.21)	(0.45)	(0.66)	$10.20	0.39%		$68,794,947	0.38%	1.67%	0.38%	9.35%
Year Ended October 31, 2014	$10.68	0.16	0.62	0.78	(0.19)	(0.45)	(0.64)	$10.82	7.58%		$59,581,592	0.38%	1.49%	0.38%	8.21%
Year Ended October 31, 2013	$9.10	0.14	1.91	2.05	(0.16)	(0.31)	(0.47)	$10.68	23.52%		$45,549,609	0.38%	1.44%	0.38%	18.63%
Year Ended October 31, 2012	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%		$27,762,165	0.41%	1.24%	0.41%	19.07%

Institutional Class Shares
Year Ended October 31, 2016	$10.25	0.14	0.11	0.25	(0.16)	(0.44)	(0.60)	$9.90	2.76%		$55,139,685	0.13%	1.49%	0.13%	11.83%
Year Ended October 31, 2015	$10.86	0.20	(0.12)	0.08	(0.24)	(0.45)	(0.69)	$10.25	0.73%		$47,002,891	0.13%	1.88%	0.13%	9.35%
Year Ended October 31, 2014	$10.72	0.18	0.63	0.81	(0.22)	(0.45)	(0.67)	$10.86	7.80%		$38,111,236	0.13%	1.66%	0.13%	8.21%
Year Ended October 31, 2013	$9.14	0.17	1.90	2.07	(0.18)	(0.31)	(0.49)	$10.72	23.71%		$21,472,047	0.13%	1.71%	0.13%	18.63%
Year Ended October 31, 2012	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%		$13,070,867	0.16%	1.49%	0.16%	19.07%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

82

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2040 Fund (Class R) returned 1.97% versus 3.87% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 201 funds as of October 31, 2016) was 2.81% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Five of the Fund’s six underlying funds posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 28% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38% for the reporting period. The second-largest contributor to overall Fund performance during the period was the Fund’s 17% allocation to the underlying Nationwide Mid Cap Market Index Fund, which returned 5.96%. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 25% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period

The Fund’s 16% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%, also was a significant contributor to overall Fund performance during the reporting period. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

83

Fund Commentary (con’t)	Nationwide Destination 2040 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

84

Fund Overview	Nationwide Destination 2040 Fund

Asset Allocation†

Equity Funds	80.0%
Alternative Assets	16.0%
Fixed Income Fund	4.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	28.0%
Nationwide International Index Fund, Institutional Class	25.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	17.0%
Nationwide Portfolio Completion Fund, Institutional Class	16.0%
Nationwide Small Cap Index Fund, Institutional Class	10.0%
Nationwide Bond Index Fund, Institutional Class	4.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Five of the Fund’s six underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and mid-cap equity accounted for 45% of the Fund’s total allocation and contributed over 75% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

85

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.16%	8.47%	3.64%	[2]
	w/SC3	(3.75)%	7.20%	2.97%	[2]
Class C	w/o SC1	1.61%	7.89%	3.10%	[2]
	w/SC4	0.64%	N/A	N/A
Class R5,6		1.97%	8.19%	3.36%	[2]
Institutional Service Class[5]		2.37%	8.73%	3.87%	[2]
Institutional Class[5]		2.72%	9.00%	4.13%	[2]
Morningstar® Lifetime Moderate 2040 Index		3.87%	8.88%	4.76%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.43%
Class R	1.15%
Institutional Service Class	0.65%
Institutional Class	0.40%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results. Please refer to the Financial Highlights for each respective share class’ actual results.

86

Fund Performance (con’t.)	Nationwide Destination 2040 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2040 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2040 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

87

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,027.40	3.11	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.07	3.10	0.61
Class C Shares	Actual	(b)	1,000.00	1,025.30	6.01	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.20	5.99	1.18
Class R Shares	Actual	(b)	1,000.00	1,027.20	4.54	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.66	4.52	0.89
Institutional Service Class Shares	Actual	(b)	1,000.00	1,029.60	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,030.80	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

88

Statement of Investments

October 31, 2016

Nationwide Destination 2040 Fund

Investment Companies 100.0%

	Shares	Market Value

Alternative Assets 16.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	3,074,633	$29,547,222

Total Alternative Assets (cost $29,322,748)		29,547,222

Equity Funds 80.0%
Nationwide International Index Fund, Institutional Class (a)	6,331,368	46,155,673
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,796,944	31,392,605
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,607,245	51,691,824
Nationwide Small Cap Index Fund, Institutional Class (a)	1,358,135	18,348,407

Total Equity Funds (cost $144,008,205)		147,588,509

Fixed Income Fund 4.0%
Nationwide Bond Index Fund, Institutional Class (a)	660,460	7,416,966

Total Fixed Income Fund (cost $7,437,863)		7,416,966

Total Investment Companies (cost $180,768,816)		184,552,697

Total Investments (cost $180,768,816) (b) — 100.0%		184,552,697
Liabilities in excess of other assets — 0.0%†		(75,825)

NET ASSETS — 100.0%		$184,476,872

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

89

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $180,768,816)	$184,552,697
Receivable for investments sold	409,499
Receivable for capital shares issued	82,878

Total Assets	185,045,074

Liabilities:
Payable for capital shares redeemed	492,376
Accrued expenses and other payables:
Investment advisory fees	20,549
Distribution fees	29,660
Administrative servicing fees	24,574
Trustee fees (Note 3)	645
Professional fees (Note 3)	398

Total Liabilities	568,202

Net Assets	$184,476,872

Represented by:
Capital	$168,492,678
Accumulated net realized gains from affiliated investments	12,200,313
Net unrealized appreciation/(depreciation) from investments in affiliates	3,783,881

Net Assets	$184,476,872

Net Assets:
Class A Shares	$20,767,703
Class C Shares	296,849
Class R Shares	57,839,326
Institutional Service Class Shares	55,064,076
Institutional Class Shares	50,508,918

Total	$184,476,872

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,166,947
Class C Shares	31,074
Class R Shares	6,063,173
Institutional Service Class Shares	5,722,408
Institutional Class Shares	5,234,384

Total	19,217,986

90

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.58
Class C Shares (b)	$9.55
Class R Shares	$9.54
Institutional Service Class Shares	$9.62
Institutional Class Shares	$9.65
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.16

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

91

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,053,314

Total Income	3,053,314

EXPENSES:
Investment advisory fees	234,175
Distribution fees Class A	45,974
Distribution fees Class C	4,027
Distribution fees Class R	316,995
Administrative servicing fees Class A	41,935
Administrative servicing fees Class C	149
Administrative servicing fees Class R	158,498
Administrative servicing fees Institutional Service Class	125,446
Professional fees (Note 3)	2,162
Trustee fees (Note 3)	5,636

Total Expenses	934,997

NET INVESTMENT INCOME	2,118,317

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	9,981,073
Net realized gains from investment transactions with affiliates	3,250,318

Net realized gains from affiliated investments	13,231,391

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,829,819)

Net realized/unrealized gains from affiliated investments	2,401,572

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,519,889

The accompanying notes are an integral part of these financial statements.

92

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$2,118,317	$2,577,288
Net realized gains from affiliated investments	13,231,391	7,945,709
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,829,819)	(9,764,867)

Change in net assets resulting from operations	4,519,889	758,130

Distributions to Shareholders From:
Net investment income:
Class A	(221,292)	(242,083)
Class C	(3,331)	(5,823)
Class R	(640,941)	(1,186,759)
Institutional Service Class	(720,525)	(826,885)
Institutional Class	(812,286)	(790,362)
Net realized gains:
Class A	(696,364)	(585,142)
Class C	(20,806)	(22,886)
Class R	(2,931,004)	(3,830,013)
Institutional Service Class	(1,977,238)	(1,918,773)
Institutional Class	(1,839,524)	(1,583,424)

Change in net assets from shareholder distributions	(9,863,311)	(10,992,150)

Change in net assets from capital transactions	12,101,882	27,456,479

Change in net assets	6,758,460	17,222,459

Net Assets:
Beginning of year	177,718,412	160,495,953

End of year	$184,476,872	$177,718,412

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,382,581	$8,564,001
Dividends reinvested	917,656	827,225
Cost of shares redeemed	(4,171,691)	(3,555,433)

Total Class A Shares	5,128,546	5,835,793

Class C Shares
Proceeds from shares issued	21,219	37,300
Dividends reinvested	24,137	28,709
Cost of shares redeemed	(224,564)	(174,462)

Total Class C Shares	(179,208)	(108,453)

Class R Shares
Proceeds from shares issued	5,544,695	7,089,369
Dividends reinvested	3,571,945	5,016,772
Cost of shares redeemed	(20,298,720)	(13,592,569)

Total Class R Shares	(11,182,080)	(1,486,428)

93

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$11,977,585	$12,460,792
Dividends reinvested	2,697,763	2,745,658
Cost of shares redeemed	(5,440,452)	(4,640,843)

Total Institutional Service Class Shares	9,234,896	10,565,607

Institutional Class Shares
Proceeds from shares issued	19,699,223	13,553,204
Dividends reinvested	2,651,810	2,373,786
Cost of shares redeemed	(13,251,305)	(3,277,030)

Total Institutional Class Shares	9,099,728	12,649,960

Change in net assets from capital transactions	$12,101,882	$27,456,479

SHARE TRANSACTIONS:
Class A Shares
Issued	897,549	847,946
Reinvested	100,365	82,683
Redeemed	(447,405)	(351,676)

Total Class A Shares	550,509	578,953

Class C Shares
Issued	2,307	3,629
Reinvested	2,651	2,873
Redeemed	(24,317)	(16,458)

Total Class C Shares	(19,359)	(9,956)

Class R Shares
Issued	599,211	700,528
Reinvested	392,865	503,635
Redeemed	(2,178,640)	(1,359,343)

Total Class R Shares	(1,186,564)	(155,180)

Institutional Service Class Shares
Issued	1,268,133	1,230,031
Reinvested	293,634	273,402
Redeemed	(568,552)	(457,505)

Total Institutional Service Class Shares	993,215	1,045,928

Institutional Class Shares
Issued	2,104,857	1,334,212
Reinvested	287,815	235,867
Redeemed	(1,397,644)	(319,371)

Total Institutional Class Shares	995,028	1,250,708

Total change in shares	1,332,829	2,710,453

The accompanying notes are an integral part of these financial statements.

94

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$9.93	0.10	0.08	0.18	(0.12)	(0.41)	(0.53)	$9.58	2.16%		$20,767,703	0.61%	1.04%	0.61%	14.85%
Year Ended October 31, 2015	$10.58	0.14	(0.09)	0.05	(0.19)	(0.51)	(0.70)	$9.93	0.51%		$16,051,732	0.58%	1.41%	0.58%	8.96%
Year Ended October 31, 2014	$10.50	0.15	0.60	0.75	(0.16)	(0.51)	(0.67)	$10.58	7.49%		$10,977,672	0.61%	1.44%	0.61%	10.00%
Year Ended October 31, 2013	$8.82	0.12	1.96	2.08	(0.14)	(0.26)	(0.40)	$10.50	24.40%		$13,346,054	0.63%	1.27%	0.63%	16.74%
Year Ended October 31, 2012	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%		$9,796,546	0.66%	0.97%	0.66%	18.76%

Class C Shares
Year Ended October 31, 2016	$9.90	0.06	0.07	0.13	(0.07)	(0.41)	(0.48)	$9.55	1.61%		$296,849	1.17%	0.59%	1.17%	14.85%
Year Ended October 31, 2015	$10.55	0.09	(0.10)	(0.01)	(0.13)	(0.51)	(0.64)	$9.90	(0.14%	)	$499,411	1.17%	0.85%	1.17%	8.96%
Year Ended October 31, 2014	$10.48	0.08	0.62	0.70	(0.12)	(0.51)	(0.63)	$10.55	6.96%		$636,972	1.15%	0.76%	1.15%	10.00%
Year Ended October 31, 2013	$8.82	0.09	1.93	2.02	(0.10)	(0.26)	(0.36)	$10.48	23.65%		$541,780	1.13%	0.92%	1.13%	16.74%
Year Ended October 31, 2012	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%		$543,944	1.17%	0.51%	1.17%	18.76%

Class R Shares (e)
Year Ended October 31, 2016	$9.88	0.08	0.08	0.16	(0.09)	(0.41)	(0.50)	$9.54	1.97%		$57,839,326	0.89%	0.85%	0.89%	14.85%
Year Ended October 31, 2015	$10.53	0.12	(0.10)	0.02	(0.16)	(0.51)	(0.67)	$9.88	0.16%		$71,662,026	0.88%	1.23%	0.88%	8.96%
Year Ended October 31, 2014	$10.46	0.10	0.62	0.72	(0.14)	(0.51)	(0.65)	$10.53	7.20%		$77,985,896	0.88%	0.98%	0.88%	10.00%
Year Ended October 31, 2013	$8.79	0.10	1.94	2.04	(0.11)	(0.26)	(0.37)	$10.46	24.07%		$61,997,351	0.88%	1.02%	0.88%	16.74%
Year Ended October 31, 2012	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%		$45,158,577	0.91%	0.72%	0.91%	18.76%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.97	0.12	0.08	0.20	(0.14)	(0.41)	(0.55)	$9.62	2.37%		$55,064,076	0.38%	1.28%	0.38%	14.85%
Year Ended October 31, 2015	$10.61	0.17	(0.09)	0.08	(0.21)	(0.51)	(0.72)	$9.97	0.76%		$47,136,189	0.38%	1.67%	0.38%	8.96%
Year Ended October 31, 2014	$10.54	0.16	0.61	0.77	(0.19)	(0.51)	(0.70)	$10.61	7.66%		$39,093,799	0.38%	1.52%	0.38%	10.00%
Year Ended October 31, 2013	$8.85	0.14	1.97	2.11	(0.16)	(0.26)	(0.42)	$10.54	24.74%		$29,631,504	0.38%	1.46%	0.38%	16.74%
Year Ended October 31, 2012	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%		$18,183,863	0.41%	1.21%	0.41%	18.76%

Institutional Class Shares
Year Ended October 31, 2016	$9.99	0.15	0.08	0.23	(0.16)	(0.41)	(0.57)	$9.65	2.72%		$50,508,918	0.13%	1.55%	0.13%	14.85%
Year Ended October 31, 2015	$10.64	0.19	(0.10)	0.09	(0.23)	(0.51)	(0.74)	$9.99	0.91%		$42,369,054	0.13%	1.89%	0.13%	8.96%
Year Ended October 31, 2014	$10.56	0.18	0.62	0.80	(0.21)	(0.51)	(0.72)	$10.64	8.00%		$31,801,614	0.13%	1.67%	0.13%	10.00%
Year Ended October 31, 2013	$8.87	0.16	1.97	2.13	(0.18)	(0.26)	(0.44)	$10.56	24.98%		$17,265,774	0.13%	1.69%	0.13%	16.74%
Year Ended October 31, 2012	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%		$8,926,276	0.16%	1.45%	0.16%	18.76%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

95

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2045 Fund (Class R) returned 1.82% versus 3.85% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 172 funds as of October 31, 2016) was 2.92% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Five of the Fund’s six underlying funds posted a positive return during the reporting period. The leading contributor to overall Fund’s performance was the Fund’s 30% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38%. The second-largest contributor to overall Fund performance during the period was the Fund’s 18% allocation to the underlying Nationwide Mid Cap Market Index Fund, which returned 5.96%. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 27% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The Fund’s 12% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%, also was a significant contributor to overall Fund performance during the reporting period. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

96

Fund Commentary (con’t)	Nationwide Destination 2045 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Fund Overview	Nationwide Destination 2045 Fund

Asset Allocation†

Equity Funds	87.0%
Alternative Assets	12.0%
Fixed Income Fund	1.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Portfolio Completion Fund, Institutional Class	12.0%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Nationwide Bond Index Fund, Institutional Class	1.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Five of the Fund’s six underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and mid-cap equity accounted for 48% of the Fund’s total allocation and contributed over 85% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

98

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.11%	8.63%	3.71%	[2]
	w/SC3	(3.80)%	7.35%	3.04%	[2]
Class C	w/o SC1	1.44%	8.02%	3.14%	[2]
	w/SC4	0.47%	N/A	N/A
Class R5,6		1.82%	8.34%	3.43%	[2]
Institutional Service Class[5]		2.33%	8.88%	3.91%	[2]
Institutional Class[5]		2.56%	9.14%	4.19%	[2]
Morningstar® Lifetime Moderate 2045 Index		3.85%	8.79%	4.69%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.50%
Class R	1.14%
Institutional Service Class	0.64%
Institutional Class	0.39%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

99

Fund Performance (con’t.)	Nationwide Destination 2045 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2045 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2045 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

100

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2016			Beginning Account Value($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,029.40	3.11	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.07	3.10	0.61
Class C Shares	Actual	(b)	1,000.00	1,026.30	6.32	1.24
	Hypothetical	(b)(c)	1,000.00	1,018.90	6.29	1.24
Class R Shares	Actual	(b)	1,000.00	1,028.10	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,030.60	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,031.70	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

101

Statement of Investments

October 31, 2016

Nationwide Destination 2045 Fund

Investment Companies 100.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	1,680,524	$16,149,837

Total Alternative Assets (cost $16,098,574)		16,149,837

Equity Funds 87.0%
Nationwide International Index Fund, Institutional Class (a)	4,983,085	36,326,691
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,386,523	24,222,552
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,815,522	40,346,436
Nationwide Small Cap Index Fund, Institutional Class (a)	1,191,373	16,095,444

Total Equity Funds (cost $115,698,213)		116,991,123

Fixed Income Fund 1.0%
Nationwide Bond Index Fund, Institutional Class (a)	120,396	1,352,048

Total Fixed Income Fund (cost $1,339,829)		1,352,048

Total Investment Companies (cost $133,136,616)		134,493,008

Total Investments (cost $133,136,616) (b) — 100.0%		134,493,008

Liabilities in excess of other assets — 0.0%†		(56,087)

NET ASSETS — 100.0%		$134,436,921

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

102

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $133,136,616)	$134,493,008
Receivable for investments sold	176,180
Receivable for capital shares issued	88,546

Total Assets	134,757,734

Liabilities:
Payable for capital shares redeemed	264,726
Accrued expenses and other payables:
Investment advisory fees	14,879
Distribution fees	24,102
Administrative servicing fees	16,369
Trustee fees (Note 3)	458
Professional fees (Note 3)	279

Total Liabilities	320,813

Net Assets	$134,436,921

Represented by:
Capital	$124,659,033
Accumulated net realized gains from affiliated investments	8,421,496
Net unrealized appreciation/(depreciation) from investments in affiliates	1,356,392

Net Assets	$134,436,921

Net Assets:
Class A Shares	$18,902,112
Class C Shares	1,865,950
Class R Shares	42,999,999
Institutional Service Class Shares	31,450,692
Institutional Class Shares	39,218,168

Total	$134,436,921

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,929,751
Class C Shares	192,231
Class R Shares	4,420,075
Institutional Service Class Shares	3,216,549
Institutional Class Shares	3,984,604

Total	13,743,210

103

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.80
Class C Shares (b)	$9.71
Class R Shares	$9.73
Institutional Service Class Shares	$9.78
Institutional Class Shares	$9.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.40

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

104

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,197,587

Total Income	2,197,587

EXPENSES:
Investment advisory fees	163,462
Distribution fees Class A	39,917
Distribution fees Class C	18,995
Distribution fees Class R	218,997
Administrative servicing fees Class A	35,455
Administrative servicing fees Class C	1,957
Administrative servicing fees Class R	109,499
Administrative servicing fees Institutional Service Class	70,125
Professional fees (Note 3)	1,512
Trustee fees (Note 3)	3,940

Total Expenses	663,859

NET INVESTMENT INCOME	1,533,728

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,368,612
Net realized gains from investment transactions with affiliates	1,792,743

Net realized gains from affiliated investments	9,161,355

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(7,417,044)

Net realized/unrealized gains from affiliated investments	1,744,311

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,278,039

The accompanying notes are an integral part of these financial statements.

105

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$1,533,728	$1,645,441
Net realized gains from affiliated investments	9,161,355	4,479,413
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(7,417,044)	(5,636,095)

Change in net assets resulting from operations	3,278,039	488,759

Distributions to Shareholders From:
Net investment income:
Class A	(200,912)	(185,554)
Class C	(15,192)	(27,241)
Class R	(470,497)	(749,566)
Institutional Service Class	(423,629)	(403,668)
Institutional Class	(635,902)	(575,170)
Net realized gains:
Class A	(473,039)	(427,555)
Class C	(68,718)	(104,197)
Class R	(1,608,655)	(2,323,803)
Institutional Service Class	(904,987)	(839,401)
Institutional Class	(1,130,396)	(1,084,090)

Change in net assets from shareholder distributions	(5,931,927)	(6,720,245)

Change in net assets from capital transactions	17,644,211	26,045,971

Change in net assets	14,990,323	19,814,485

Net Assets:
Beginning of year	119,446,598	99,632,113

End of year	$134,436,921	$119,446,598

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,068,352	$7,032,224
Dividends reinvested	673,951	613,109
Cost of shares redeemed	(2,265,603)	(3,101,816)

Total Class A Shares	6,476,700	4,543,517

Class C Shares
Proceeds from shares issued	111,078	398,246
Dividends reinvested	83,910	131,438
Cost of shares redeemed	(257,175)	(538,462)

Total Class C Shares	(62,187)	(8,778)

Class R Shares
Proceeds from shares issued	5,692,902	6,735,252
Dividends reinvested	2,079,152	3,073,369
Cost of shares redeemed	(10,804,557)	(8,553,287)

Total Class R Shares	(3,032,503)	1,255,334

106

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$8,785,356	$10,756,894
Dividends reinvested	1,328,616	1,243,069
Cost of shares redeemed	(4,096,527)	(2,253,316)

Total Institutional Service Class Shares	6,017,445	9,746,647

Institutional Class Shares
Proceeds from shares issued	13,433,404	11,065,674
Dividends reinvested	1,766,298	1,659,260
Cost of shares redeemed	(6,954,946)	(2,215,683)

Total Institutional Class Shares	8,244,756	10,509,251

Change in net assets from capital transactions	$17,644,211	$26,045,971

SHARE TRANSACTIONS:
Class A Shares
Issued	847,879	683,060
Reinvested	72,021	60,296
Redeemed	(238,041)	(301,604)

Total Class A Shares	681,859	441,752

Class C Shares
Issued	12,380	38,001
Reinvested	9,057	13,009
Redeemed	(27,542)	(52,559)

Total Class C Shares	(6,105)	(1,549)

Class R Shares
Issued	604,956	656,853
Reinvested	223,942	304,459
Redeemed	(1,142,107)	(838,023)

Total Class R Shares	(313,209)	123,289

Institutional Service Class Shares
Issued	920,137	1,047,816
Reinvested	142,242	122,485
Redeemed	(426,444)	(220,735)

Total Institutional Service Class Shares	635,935	949,566

Institutional Class Shares
Issued	1,413,591	1,068,019
Reinvested	187,798	162,544
Redeemed	(719,170)	(214,631)

Total Institutional Class Shares	882,219	1,015,932

Total change in shares	1,880,699	2,528,990

The accompanying notes are an integral part of these financial statements.

107

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$10.09	0.10	0.09	0.19	(0.13)	(0.35)	(0.48)	$9.80	2.11%	$18,902,112	0.61%	1.09%	0.61%	11.61%
Year Ended October 31, 2015	$10.71	0.15	(0.08)	0.07	(0.19)	(0.50)	(0.69)	$10.09	0.65%	$12,590,850	0.59%	1.43%	0.59%	5.66%
Year Ended October 31, 2014	$10.41	0.15	0.64	0.79	(0.16)	(0.33)	(0.49)	$10.71	7.84%	$8,630,457	0.61%	1.45%	0.61%	9.77%
Year Ended October 31, 2013	$8.67	0.12	1.97	2.09	(0.14)	(0.21)	(0.35)	$10.41	24.90%	$9,638,145	0.63%	1.24%	0.63%	14.02%
Year Ended October 31, 2012	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%	$6,718,030	0.66%	0.95%	0.66%	20.41%

Class C Shares
Year Ended October 31, 2016	$10.01	0.05	0.08	0.13	(0.08)	(0.35)	(0.43)	$9.71	1.44%	$1,865,950	1.24%	0.55%	1.24%	11.61%
Year Ended October 31, 2015	$10.63	0.09	(0.08)	0.01	(0.13)	(0.50)	(0.63)	$10.01	0.04%	$1,985,303	1.25%	0.91%	1.25%	5.66%
Year Ended October 31, 2014	$10.35	0.08	0.65	0.73	(0.12)	(0.33)	(0.45)	$10.63	7.22%	$2,124,737	1.20%	0.73%	1.20%	9.77%
Year Ended October 31, 2013	$8.63	0.07	1.96	2.03	(0.10)	(0.21)	(0.31)	$10.35	24.26%	$1,889,419	1.13%	0.70%	1.13%	14.02%
Year Ended October 31, 2012	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%	$1,100,900	1.14%	0.26%	1.14%	20.41%

Class R Shares(e)
Year Ended October 31, 2016	$10.02	0.08	0.08	0.16	(0.10)	(0.35)	(0.45)	$9.73	1.82%	$42,999,999	0.88%	0.89%	0.88%	11.61%
Year Ended October 31, 2015	$10.64	0.13	(0.09)	0.04	(0.16)	(0.50)	(0.66)	$10.02	0.32%	$47,439,190	0.88%	1.23%	0.88%	5.66%
Year Ended October 31, 2014	$10.35	0.11	0.65	0.76	(0.14)	(0.33)	(0.47)	$10.64	7.58%	$49,027,374	0.88%	1.03%	0.88%	9.77%
Year Ended October 31, 2013	$8.63	0.09	1.95	2.04	(0.11)	(0.21)	(0.32)	$10.35	24.49%	$40,428,471	0.88%	1.00%	0.88%	14.02%
Year Ended October 31, 2012	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%	$27,832,812	0.91%	0.70%	0.91%	20.41%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.07	0.13	0.08	0.21	(0.15)	(0.35)	(0.50)	$9.78	2.33%	$31,450,692	0.38%	1.34%	0.38%	11.61%
Year Ended October 31, 2015	$10.69	0.17	(0.08)	0.09	(0.21)	(0.50)	(0.71)	$10.07	0.84%	$25,991,661	0.38%	1.62%	0.38%	5.66%
Year Ended October 31, 2014	$10.40	0.16	0.65	0.81	(0.19)	(0.33)	(0.52)	$10.69	8.07%	$17,428,130	0.38%	1.52%	0.38%	9.77%
Year Ended October 31, 2013	$8.66	0.14	1.97	2.11	(0.16)	(0.21)	(0.37)	$10.40	25.25%	$11,714,723	0.38%	1.46%	0.38%	14.02%
Year Ended October 31, 2012	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%	$6,558,488	0.41%	1.20%	0.41%	20.41%

Institutional Class Shares
Year Ended October 31, 2016	$10.13	0.16	0.07	0.23	(0.17)	(0.35)	(0.52)	$9.84	2.56%	$39,218,168	0.13%	1.62%	0.13%	11.61%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.24)	(0.50)	(0.74)	$10.13	1.07%	$31,439,594	0.13%	1.87%	0.13%	5.66%
Year Ended October 31, 2014	$10.45	0.18	0.67	0.85	(0.22)	(0.33)	(0.55)	$10.75	8.38%	$22,421,415	0.13%	1.66%	0.13%	9.77%
Year Ended October 31, 2013	$8.70	0.16	1.98	2.14	(0.18)	(0.21)	(0.39)	$10.45	25.54%	$11,522,855	0.13%	1.64%	0.13%	14.02%
Year Ended October 31, 2012	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%	$5,207,797	0.16%	1.38%	0.16%	20.41%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

108

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2050 Fund (Class R) returned 1.89% versus 3.86% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050 Funds (consisting of 192 funds as of October 31, 2016) was 2.85% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Four of the Fund’s five underlying funds posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 31% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38%. The second-largest contributor to overall Fund performance during the period was the Fund’s 18% allocation to the underlying Nationwide Mid Cap Market Index Fund, which returned 5.96%. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 27% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The Fund’s 12% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%, also was a significant contributor to overall Fund performance during the reporting period. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

109

Fund Commentary (con’t)	Nationwide Destination 2050 Fund

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

110

Fund Overview	Nationwide Destination 2050 Fund

Asset Allocation†

Equity Funds	88.0%
Alternative Assets	12.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	27.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Portfolio Completion Fund, Institutional Class	12.0%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year

Ended October 31, 2016

•	Four of the Fund’s five underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and mid-cap equity accounted for 49% of the Fund’s total allocation and contributed nearly 90% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

111

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.17%	8.61%	3.77%	[2]
	w/SC3	(3.75)%	7.34%	3.10%	[2]
Class C	w/o SC1	1.52%	8.03%	3.16%	[2]
	w/SC4	0.55%	N/A	N/A
Class R5,6		1.89%	8.31%	3.45%	[2]
Institutional Service Class[5]		2.28%	8.86%	3.96%	[2]
Institutional Class[5]		2.64%	9.12%	4.23%	[2]
Morningstar® Lifetime Moderate 2050 Index		3.86%	8.66%	4.62%
CPI		1.64%	1.32%	1.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of August 30, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.43%
Class R	1.14%
Institutional Service Class	0.64%
Institutional Class	0.39%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

112

Fund Performance (con’t.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2050 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2050 Index and the Consumer Price Index (CPI) from 9/1/07 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

113

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,029.80	3.11	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.07	3.10	0.61
Class C Shares	Actual	(b)	1,000.00	1,026.20	6.01	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.20	5.99	1.18
Class R Shares	Actual	(b)	1,000.00	1,027.50	4.48	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,029.80	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,032.30	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

114

Statement of Investments

October 31, 2016

Nationwide Destination 2050 Fund

Investment Companies 100.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	1,269,372	$12,198,667

Total Alternative Assets (cost $12,179,054)		12,198,667

Equity Funds 88.0%
Nationwide International Index Fund, Institutional Class (a)	3,763,849	27,438,458
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,047,200	18,294,584
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,198,353	31,502,403
Nationwide Small Cap Index Fund, Institutional Class (a)	900,407	12,164,495

Total Equity Funds (cost $90,829,558)		89,399,940

Total Investment Companies (cost $103,008,612)		101,598,607

Total Investments (cost $103,008,612) (b) — 100.0%		101,598,607

Liabilities in excess of other assets — 0.0%†		(44,924)

NET ASSETS — 100.0%		$101,553,683

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

115

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $103,008,612)	$101,598,607
Receivable for investments sold	267,659
Receivable for capital shares issued	19,325

Total Assets	101,885,591

Liabilities:
Payable for capital shares redeemed	286,984
Accrued expenses and other payables:
Investment advisory fees	11,253
Distribution fees	19,066
Administrative servicing fees	14,048
Trustee fees (Note 3)	347
Professional fees (Note 3)	210

Total Liabilities	331,908

Net Assets	$101,553,683

Represented by:
Capital	$96,796,037
Accumulated net realized gains from affiliated investments	6,167,651
Net unrealized appreciation/(depreciation) from investments in affiliates	(1,410,005)

Net Assets	$101,553,683

Net Assets:
Class A Shares	$14,663,954
Class C Shares	87,393
Class R Shares	36,901,555
Institutional Service Class Shares	23,815,853
Institutional Class Shares	26,084,928

Total	$101,553,683

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,761,354
Class C Shares	10,656
Class R Shares	4,482,738
Institutional Service Class Shares	2,864,300
Institutional Class Shares	3,127,545

Total	12,246,593

116

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.33
Class C Shares (b)	$8.20
Class R Shares	$8.23
Institutional Service Class Shares	$8.31
Institutional Class Shares	$8.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.84

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

117

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,642,700

Total Income	1,642,700

EXPENSES:
Investment advisory fees	122,830
Distribution fees Class A	31,767
Distribution fees Class C	917
Distribution fees Class R	187,462
Administrative servicing fees Class A	29,226
Administrative servicing fees Class C	44
Administrative servicing fees Class R	93,731
Administrative servicing fees Institutional Service Class	53,285
Professional fees (Note 3)	1,131
Trustee fees (Note 3)	2,961

Total Expenses	523,354

NET INVESTMENT INCOME	1,119,346

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,567,615
Net realized gains from investment transactions with affiliates	1,141,069

Net realized gains from affiliated investments	6,708,684

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,495,337)

Net realized/unrealized gains from affiliated investments	1,213,347

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,332,693

The accompanying notes are an integral part of these financial statements.

118

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$1,119,346	$1,237,956
Net realized gains from affiliated investments	6,708,684	3,870,863
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(5,495,337)	(4,718,895)

Change in net assets resulting from operations	2,332,693	389,924

Distributions to Shareholders From:
Net investment income:
Class A	(163,020)	(162,442)
Class C	(750)	(1,534)
Class R	(402,116)	(609,976)
Institutional Service Class	(319,479)	(335,486)
Institutional Class	(399,676)	(355,210)
Net realized gains:
Class A	(479,126)	(817,557)
Class C	(3,785)	(10,932)
Class R	(1,586,503)	(3,857,364)
Institutional Service Class	(790,033)	(1,543,319)
Institutional Class	(812,484)	(1,367,023)

Change in net assets from shareholder distributions	(4,956,972)	(9,060,843)

Change in net assets from capital transactions	13,355,880	22,942,660

Change in net assets	10,731,601	14,271,741

Net Assets:
Beginning of year	90,822,082	76,550,341

End of year	$101,553,683	$90,822,082

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,947,717	$5,358,062
Dividends reinvested	642,146	979,999
Cost of shares redeemed	(3,166,368)	(2,037,528)

Total Class A Shares	3,423,495	4,300,533

Class C Shares
Proceeds from shares issued	2,179	31,315
Dividends reinvested	4,535	12,466
Cost of shares redeemed	(22,583)	(35,955)

Total Class C Shares	(15,869)	7,826

Class R Shares
Proceeds from shares issued	5,693,281	7,031,212
Dividends reinvested	1,988,619	4,467,340
Cost of shares redeemed	(9,339,414)	(6,176,675)

Total Class R Shares	(1,657,514)	5,321,877

119

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$7,775,069	$6,565,563
Dividends reinvested	1,109,512	1,878,805
Cost of shares redeemed	(4,140,939)	(2,895,236)

Total Institutional Service Class Shares	4,743,642	5,549,132

Institutional Class Shares
Proceeds from shares issued	11,802,213	7,534,618
Dividends reinvested	1,212,160	1,722,233
Cost of shares redeemed	(6,152,247)	(1,493,559)

Total Institutional Class Shares	6,862,126	7,763,292

Change in net assets from capital transactions	$13,355,880	$22,942,660

SHARE TRANSACTIONS:
Class A Shares
Issued	731,288	608,725
Reinvested	80,890	112,922
Redeemed	(394,840)	(229,123)

Total Class A Shares	417,338	492,524

Class C Shares
Issued	278	3,805
Reinvested	580	1,456
Redeemed	(2,696)	(4,295)

Total Class C Shares	(1,838)	966

Class R Shares
Issued	711,927	798,584
Reinvested	253,307	520,231
Redeemed	(1,171,782)	(710,991)

Total Class R Shares	(206,548)	607,824

Institutional Service Class Shares
Issued	956,771	746,028
Reinvested	139,855	216,984
Redeemed	(502,543)	(325,338)

Total Institutional Service Class Shares	594,083	637,674

Institutional Class Shares
Issued	1,463,683	852,234
Reinvested	152,291	198,206
Redeemed	(762,201)	(170,779)

Total Institutional Class Shares	853,773	879,661

Total change in shares	1,656,808	2,618,649

The accompanying notes are an integral part of these financial statements.

120

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c )	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$8.62	0.09	0.07	0.16	(0.11)	(0.34)	(0.45)	$8.33	2.17%	$14,663,954	0.61%	1.10%	0.61%	15.31%
Year Ended October 31, 2015	$9.65	0.13	(0.06)	0.07	(0.17)	(0.93)	(1.10)	$8.62	0.72%	$11,581,468	0.61%	1.42%	0.61%	6.73%
Year Ended October 31, 2014	$9.88	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	$9.65	7.78%	$8,218,137	0.64%	1.38%	0.64%	27.49%
Year Ended October 31, 2013	$8.41	0.12	1.87	1.99	(0.13)	(0.39)	(0.52)	$9.88	24.87%	$21,173,452	0.63%	1.29%	0.63%	39.53%
Year Ended October 31, 2012	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%	$17,170,605	0.67%	0.92%	0.67%	22.16%

Class C Shares
Year Ended October 31, 2016	$8.50	0.05	0.06	0.11	(0.07)	(0.34)	(0.41)	$8.20	1.52%	$87,393	1.18%	0.58%	1.18%	15.31%
Year Ended October 31, 2015	$9.54	0.08	(0.06)	0.02	(0.13)	(0.93)	(1.06)	$8.50	0.15%	$106,174	1.18%	0.90%	1.18%	6.73%
Year Ended October 31, 2014	$9.80	0.08	0.58	0.66	(0.11)	(0.81)	(0.92)	$9.54	7.18%	$110,002	1.16%	0.82%	1.16%	27.49%
Year Ended October 31, 2013	$8.35	0.10	1.84	1.94	(0.10)	(0.39)	(0.49)	$9.80	24.34%	$85,351	1.14%	1.19%	1.14%	39.53%
Year Ended October 31, 2012	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%	$144,937	1.17%	0.46%	1.17%	22.16%

Class R Shares(e)
Year Ended October 31, 2016	$8.52	0.07	0.07	0.14	(0.09)	(0.34)	(0.43)	$8.23	1.89%	$36,901,555	0.88%	0.88%	0.88%	15.31%
Year Ended October 31, 2015	$9.56	0.11	(0.08)	0.03	(0.14)	(0.93)	(1.07)	$8.52	0.32%	$39,972,106	0.88%	1.21%	0.88%	6.73%
Year Ended October 31, 2014	$9.81	0.10	0.59	0.69	(0.13)	(0.81)	(0.94)	$9.56	7.53%	$39,009,104	0.88%	1.01%	0.88%	27.49%
Year Ended October 31, 2013	$8.35	0.09	1.87	1.96	(0.11)	(0.39)	(0.50)	$9.81	24.62%	$29,951,824	0.88%	0.99%	0.88%	39.53%
Year Ended October 31, 2012	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%	$21,595,396	0.91%	0.67%	0.91%	22.16%

Institutional Service Class Shares
Year Ended October 31, 2016	$8.61	0.11	0.06	0.17	(0.13)	(0.34)	(0.47)	$8.31	2.28%	$23,815,853	0.38%	1.33%	0.38%	15.31%
Year Ended October 31, 2015	$9.64	0.15	(0.06)	0.09	(0.19)	(0.93)	(1.12)	$8.61	0.96%	$19,537,648	0.38%	1.68%	0.38%	6.73%
Year Ended October 31, 2014	$9.88	0.14	0.61	0.75	(0.18)	(0.81)	(0.99)	$9.64	8.10%	$15,739,026	0.38%	1.52%	0.38%	27.49%
Year Ended October 31, 2013	$8.41	0.13	1.88	2.01	(0.15)	(0.39)	(0.54)	$9.88	25.18%	$11,898,250	0.38%	1.48%	0.38%	39.53%
Year Ended October 31, 2012	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%	$7,742,113	0.41%	1.14%	0.41%	22.16%

Institutional Class Shares
Year Ended October 31, 2016	$8.63	0.13	0.07	0.20	(0.15)	(0.34)	(0.49)	$8.34	2.64%	$26,084,928	0.13%	1.59%	0.13%	15.31%
Year Ended October 31, 2015	$9.66	0.16	(0.05)	0.11	(0.21)	(0.93)	(1.14)	$8.63	1.19%	$19,624,686	0.13%	1.86%	0.13%	6.73%
Year Ended October 31, 2014	$9.91	0.17	0.59	0.76	(0.20)	(0.81)	(1.01)	$9.66	8.23%	$13,474,072	0.13%	1.75%	0.13%	27.49%
Year Ended October 31, 2013	$8.43	0.15	1.89	2.04	(0.17)	(0.39)	(0.56)	$9.91	25.55%	$8,774,804	0.13%	1.67%	0.13%	39.53%
Year Ended October 31, 2012	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%	$4,009,305	0.16%	1.35%	0.16%	22.16%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral partof these financial statements.

121

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2055 Fund (Class R) returned 1.81% versus 3.88% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 241 funds as of October 31, 2016) was 2.98% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Four of the Fund’s five underlying funds posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 32% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38%. The second-largest contributor to overall Fund performance during the period was the Fund’s 18% allocation to the underlying Nationwide Mid Cap Market Index Fund, which returned 5.96%. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 28% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The Fund’s 10% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%, also was a significant contributor to overall Fund performance during the reporting period. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

122

Fund Commentary (con’t)	Nationwide Destination 2055 Fund

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

123

Fund Overview	Nationwide Destination 2055 Fund

Asset Allocation†

Equity Funds	90.0%
Alternative Assets	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	31.9%
Nationwide International Index Fund, Institutional Class	28.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.1%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2016

•	Four of the Fund’s five underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and mid-cap equity accounted for 50% of the Fund’s total allocation and contributed over 90% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

124

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	2.12%	8.59%	6.87%	[2]
	w/SC3	(3.78)%	7.31%	5.79%	[2]
Class C	w/o SC1	1.50%	8.01%	6.26%	[2]
	w/SC4	0.54%	N/A	N/A
Class R5,6		1.81%	8.29%	6.56%	[2]
Institutional Service Class[5]		2.32%	8.86%	7.13%	[2]
Institutional Class[5]		2.57%	9.11%	7.34%	[2]
Morningstar® Lifetime Moderate 2055 Index		3.88%	8.51%	6.94%
CPI		1.64%	1.32%	1.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 28, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.43%
Class R	1.14%
Institutional Service Class	0.64%
Institutional Class	0.39%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

125

Fund Performance (con’t.)	Nationwide Destination 2055 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2055 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2055 Index and the Consumer Price Index (CPI) from 1/1/11 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

126

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2015).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,029.70	3.16	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.02	3.15	0.62
Class C Shares	Actual	(b)	1,000.00	1,026.70	6.01	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.20	5.99	1.18
Class R Shares	Actual	(b)	1,000.00	1,028.20	4.49	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(b)	1,000.00	1,030.70	1.94	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.23	1.93	0.38
Institutional Class Shares	Actual	(b)	1,000.00	1,032.00	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

127

Statement of Investments

October 31, 2016

Nationwide Destination 2055 Fund

Investment Companies 100.0%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	454,099	$4,363,896

Total Alternative Assets (cost $4,330,936)		4,363,896

Equity Funds 90.0%
Nationwide International Index Fund, Institutional Class (a)	1,683,146	12,270,132
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	452,264	7,901,045
Nationwide S&P 500 Index Fund, Institutional Class (a)	975,132	13,973,639
Nationwide Small Cap Index Fund, Institutional Class (a)	388,287	5,245,760

Total Equity Funds (cost $40,836,313)		39,390,576

Total Investment Companies (cost $45,167,249)		43,754,472

Total Investments (cost $45,167,249) (b) — 100.0%		43,754,472
Liabilities in excess of other assets — 0.0%†		(18,438)

NET ASSETS — 100.0%		$43,736,034

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

128

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $45,167,249)	$43,754,472
Receivable for capital shares issued	40,246

Total Assets	43,794,718

Liabilities:
Payable for investments purchased	185
Payable for capital shares redeemed	40,060
Accrued expenses and other payables:
Investment advisory fees	4,822
Distribution fees	7,636
Administrative servicing fees	5,746
Trustee fees (Note 3)	149
Professional fees (Note 3)	86

Total Liabilities	58,684

Net Assets	$43,736,034

Represented by:
Capital	$43,137,221
Accumulated net realized gains from affiliated investments	2,011,590
Net unrealized appreciation/(depreciation) from investments in affiliates	(1,412,777)

Net Assets	$43,736,034

Net Assets:
Class A Shares	$9,305,695
Class C Shares	55,467
Class R Shares	13,255,710
Institutional Service Class Shares	9,237,219
Institutional Class Shares	11,881,943

Total	$43,736,034

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	756,851
Class C Shares	4,514
Class R Shares	1,079,613
Institutional Service Class Shares	748,484
Institutional Class Shares	962,168

Total	3,551,630

129

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.30
Class C Shares (b)	$12.29
Class R Shares	$12.28
Institutional Service Class Shares	$12.34
Institutional Class Shares	$12.35
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.05

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

130

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$680,077

Total Income	680,077

EXPENSES:
Investment advisory fees	50,113
Distribution fees Class A	17,668
Distribution fees Class C	419
Distribution fees Class R	61,444
Administrative servicing fees Class A	16,414
Administrative servicing fees Class C	18
Administrative servicing fees Class R	30,722
Administrative servicing fees Institutional Service Class	21,025
Professional fees (Note 3)	465
Trustee fees (Note 3)	1,211

Total Expenses	199,499

NET INVESTMENT INCOME	480,578

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,182,086
Net realized losses from investment transactions with affiliates	(66,954)

Net realized gains from affiliated investments	2,115,132

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,479,259)

Net realized/unrealized gains from affiliated investments	635,873

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,116,451

The accompanying notes are an integral part of these financial statements.

131

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$480,578	$440,026
Net realized gains from affiliated investments	2,115,132	1,396,200
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,479,259)	(1,740,990)

Change in net assets resulting from operations	1,116,451	95,236

Distributions to Shareholders From:
Net investment income:
Class A	(90,943)	(56,187)
Class C	(266)	(251)
Class R	(131,581)	(166,913)
Institutional Service Class	(130,550)	(126,572)
Institutional Class	(193,580)	(163,359)
Net realized gains:
Class A	(220,759)	(83,064)
Class C	(875)	(607)
Class R	(454,913)	(349,834)
Institutional Service Class	(295,497)	(188,696)
Institutional Class	(377,131)	(214,442)

Change in net assets from shareholder distributions	(1,896,095)	(1,349,925)

Change in net assets from capital transactions	9,897,164	12,807,185

Change in net assets	9,117,520	11,552,496

Net Assets:
Beginning of year	34,618,514	23,066,018

End of year	$43,736,034	$34,618,514

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,449,469	$3,318,326
Dividends reinvested	311,702	139,251
Cost of shares redeemed	(718,011)	(230,982)

Total Class A Shares	4,043,160	3,226,595

Class C Shares
Proceeds from shares issued	30,312	5,300
Dividends reinvested	1,141	858
Cost of shares redeemed	(10)	(10)

Total Class C Shares	31,443	6,148

Class R Shares
Proceeds from shares issued	4,445,904	4,610,576
Dividends reinvested	586,494	516,747
Cost of shares redeemed	(3,691,199)	(2,209,550)

Total Class R Shares	1,341,199	2,917,773

132

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,276,959	$4,631,173
Dividends reinvested	426,047	315,268
Cost of shares redeemed	(1,857,898)	(2,010,737)

Total Institutional Service Class Shares	1,845,108	2,935,704

Institutional Class Shares
Proceeds from shares issued	5,582,255	4,074,666
Dividends reinvested	570,711	377,801
Cost of shares redeemed	(3,516,712)	(731,502)

Total Institutional Class Shares	2,636,254	3,720,965

Change in net assets from capital transactions	$9,897,164	$12,807,185

SHARE TRANSACTIONS:
Class A Shares
Issued	370,536	256,337
Reinvested	26,540	10,855
Redeemed	(60,288)	(17,683)

Total Class A Shares	336,788	249,509

Class C Shares
Issued	2,617	402
Reinvested	97	67
Redeemed	(1)	(1)

Total Class C Shares	2,713	468

Class R Shares
Issued	373,758	356,262
Reinvested	50,051	40,346
Redeemed	(305,828)	(170,059)

Total Class R Shares	117,981	226,549

Institutional Service Class Shares
Issued	271,817	353,632
Reinvested	36,150	24,514
Redeemed	(153,047)	(154,238)

Total Institutional Service Class Shares	154,920	223,908

Institutional Class Shares
Issued	464,230	314,326
Reinvested	48,369	29,359
Redeemed	(291,467)	(56,113)

Total Institutional Class Shares	221,132	287,572

Total change in shares	833,534	988,006

The accompanying notes are an integral part of these financial statements.

133

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$12.72	0.13	0.10	0.23	(0.17)	(0.48)	(0.65)	$12.30	2.12%	$9,305,695	0.62%	1.10%	0.62%	17.63%
Year Ended October 31, 2015	$13.32	0.17	(0.08)	0.09	(0.24)	(0.45)	(0.69)	$12.72	0.74%	$5,343,749	0.61%	1.30%	0.61%	11.73%
Year Ended October 31, 2014	$12.71	0.14	0.83	0.97	(0.21)	(0.15)	(0.36)	$13.32	7.75%	$2,272,610	0.62%	1.10%	0.62%	10.03%
Year Ended October 31, 2013	$10.40	0.16	2.37	2.53	(0.17)	(0.05)	(0.22)	$12.71	24.74%	$744,954	0.63%	1.37%	0.63%	9.99%
Year Ended October 31, 2012	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%	$130,837	0.57%	0.95%	0.57%	21.51%

Class C Shares
Year Ended October 31, 2016	$12.72	0.05	0.11	0.16	(0.11)	(0.48)	(0.59)	$12.29	1.50%	$55,467	1.18%	0.44%	1.18%	17.63%
Year Ended October 31, 2015	$13.32	0.12	(0.09)	0.03	(0.18)	(0.45)	(0.63)	$12.72	0.21%	$22,906	1.14%	0.92%	1.14%	11.73%
Year Ended October 31, 2014	$12.71	0.12	0.78	0.90	(0.14)	(0.15)	(0.29)	$13.32	7.20%	$17,758	1.17%	0.89%	1.17%	10.03%
Year Ended October 31, 2013	$10.40	0.07	2.41	2.48	(0.12)	(0.05)	(0.17)	$12.71	24.17%	$20,535	1.13%	0.64%	1.13%	9.99%
Year Ended October 31, 2012	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%	$10,530	1.17%	0.41%	1.17%	21.51%

Class R Shares (e)
Year Ended October 31, 2016	$12.70	0.11	0.08	0.19	(0.13)	(0.48)	(0.61)	$12.28	1.81%	$13,255,710	0.88%	0.89%	0.88%	17.63%
Year Ended October 31, 2015	$13.30	0.15	(0.10)	0.05	(0.20)	(0.45)	(0.65)	$12.70	0.42%	$12,213,162	0.88%	1.18%	0.88%	11.73%
Year Ended October 31, 2014	$12.69	0.13	0.81	0.94	(0.18)	(0.15)	(0.33)	$13.30	7.51%	$9,775,507	0.88%	0.97%	0.88%	10.03%
Year Ended October 31, 2013	$10.38	0.09	2.41	2.50	(0.14)	(0.05)	(0.19)	$12.69	24.47%	$5,756,542	0.88%	0.80%	0.88%	9.99%
Year Ended October 31, 2012	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%	$2,250,724	0.89%	0.52%	0.89%	21.51%

Institutional Service Class Shares
Year Ended October 31, 2016	$12.76	0.17	0.09	0.26	(0.20)	(0.48)	(0.68)	$12.34	2.32%	$9,237,219	0.38%	1.39%	0.38%	17.63%
Year Ended October 31, 2015	$13.36	0.21	(0.09)	0.12	(0.27)	(0.45)	(0.72)	$12.76	0.92%	$7,575,664	0.38%	1.65%	0.38%	11.73%
Year Ended October 31, 2014	$12.74	0.18	0.83	1.01	(0.24)	(0.15)	(0.39)	$13.36	8.06%	$4,938,798	0.38%	1.40%	0.38%	10.03%
Year Ended October 31, 2013	$10.41	0.11	2.46	2.57	(0.19)	(0.05)	(0.24)	$12.74	25.15%	$2,087,961	0.38%	0.94%	0.38%	9.99%
Year Ended October 31, 2012	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%	$250,533	0.33%	1.02%	0.33%	21.51%

Institutional Class Shares
Year Ended October 31, 2016	$12.77	0.20	0.09	0.29	(0.23)	(0.48)	(0.71)	$12.35	2.57%	$11,881,943	0.13%	1.64%	0.13%	17.63%
Year Ended October 31, 2015	$13.37	0.25	(0.10)	0.15	(0.30)	(0.45)	(0.75)	$12.77	1.17%	$9,463,033	0.13%	1.88%	0.13%	11.73%
Year Ended October 31, 2014	$12.74	0.22	0.83	1.05	(0.27)	(0.15)	(0.42)	$13.37	8.38%	$6,061,345	0.13%	1.66%	0.13%	10.03%
Year Ended October 31, 2013	$10.41	0.20	2.40	2.60	(0.22)	(0.05)	(0.27)	$12.74	25.44%	$2,909,109	0.14%	1.69%	0.14%	9.99%
Year Ended October 31, 2012	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%	$1,667,231	0.16%	1.38%	0.16%	21.51%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

134

Fund Commentary	Nationwide Destination 2060 Fund

For the annual period ended October 31, 2016, the Nationwide Destination 2060 Fund (Institutional Service Class*) returned 2.42% versus 3.89% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2060 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 241 funds as of October 31, 2016) was 2.98% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month reporting period ended October 31, 2016, was a function of positive performance across both equity and fixed-income asset classes with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes (the latter, represented by the Russell 2000® Index, returned 4.11%). The MSCI EAFE® Index (representing non-U.S. developed market countries) struggled with a loss of 3.23%, but the MSCI Emerging Markets® Index was up strongly during the period and returned 9.27%.

U.S. and non-U.S. bonds also showed overall strength during the reporting period as expectations for rising interest rates remained low and investors sought higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yields declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BoAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Four of the Fund’s five underlying funds posted a positive return during the reporting period. The leading contributor to overall Fund performance was the Fund’s 32% allocation to the underlying Nationwide S&P 500 Index Fund, which returned 4.38%. The second-largest contributor to overall Fund performance during the period was the Fund’s 18% allocation to the underlying Nationwide Mid Cap Market Index Fund, which returned 5.96%. The only detractor from overall Fund performance for the period was the underlying Nationwide International Index Fund (a 28% allocation), which registered -2.71%. International equities significantly lagged domestic equities as investor uncertainty swirled around global monetary policy and the U.K. Brexit vote that took place during the reporting period.

The Fund’s 10% allocation to the underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund), which returned 4.34%, also was a significant contributor to overall Fund performance during the reporting period. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham** and Thomas R. Hickey Jr.

*	Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Institutional Class (which was previously shown for performance reporting).

**	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor

135

Fund Commentary (con’t)	Nationwide Destination 2060 Fund

may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

136

Fund Overview	Nationwide Destination 2060 Fund

Asset Allocation†

Equity Funds	90.0%
Alternative Assets	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Institutional Class	32.0%
Nationwide International Index Fund, Institutional Class	28.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	18.0%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
100.0%

Objective

The Fund seeks capital appreciation and income consistent with its current asset allocation.

Highlights for the Year Ended October 31, 2016

•	Four of the Fund’s five underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	The Fund’s allocations to large-cap equity and mid-cap equity accounted for 50% of the Fund’s total allocation and contributed over 90% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

137

Fund Performance	Nationwide Destination 2060 Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	Inception
Class A	w/o SC1	2.12%	0.96%	[2]
	w/SC3	(3.79)%	(2.10)%	[2]
Class C	w/o SC1	1.55%	0.33%	[2]
	w/SC4	0.56%	N/A
Class R5		2.04%	0.77%	[2]
Institutional Service Class[5]		2.42%	1.20%	[2]
Institutional Class[5]		2.50%	1.31%	[2]
Morningstar® Lifetime Moderate 2060 Index		3.89%	0.85%
CPI		1.64%	1.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 28, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.64%
Class R	1.14%
Institutional Service Class	0.64%
Institutional Class	0.39%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

138

Fund Performance (con’t.)	Nationwide Destination 2060 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2060 Fund from inception through 10/31/16 versus the Morningstar® Lifetime Moderate 2060 Index and the Consumer Price Index (CPI) from 12/1/14 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

139

Shareholder Expense Example	Nationwide Destination 2060 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2060 Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,029.80	3.21	0.63
	Hypothetical	(b)(c)	1,000.00	1,021.97	3.20	0.63
Class C Shares	Actual	(b)	1,000.00	1,026.90	5.76	1.13
	Hypothetical	(b)(c)	1,000.00	1,019.46	5.74	1.13
Class R Shares	Actual	(b)	1,000.00	1,029.10	4.03	0.79
	Hypothetical	(b)(c)	1,000.00	1,021.17	4.01	0.79
Institutional Service Class Shares	Actual	(b)	1,000.00	1,030.90	2.04	0.40
	Hypothetical	(b)(c)	1,000.00	1,023.13	2.03	0.40
Institutional Class Shares	Actual	(b)	1,000.00	1,032.10	0.66	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.48	0.66	0.13

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

140

Statement of Investments

October 31, 2016

Nationwide Destination 2060 Fund

Investment Companies 100.0%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Portfolio Completion Fund, Institutional Class* (a)	51,149	$491,540

Total Alternative Assets (cost $474,496)		491,540

Equity Funds 90.0%
Nationwide International Index Fund, Institutional Class (a)	188,795	1,376,312
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	50,645	884,772
Nationwide S&P 500 Index Fund, Institutional Class (a)	109,765	1,572,929
Nationwide Small Cap Index Fund, Institutional Class (a)	43,660	589,848

Total Equity Funds (cost $4,429,397)		4,423,861

Total Investment Companies (cost $4,903,893)		4,915,401

Total Investments (cost $4,903,893) (b) — 100.0%		4,915,401

Liabilities in excess of other assets — 0.0%†		(1,583)

NET ASSETS — 100.0%		$4,913,818

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

141

Statement of Assets and Liabilities

October 31, 2016

Nationwide Destination 2060 Fund
Assets:
Investments in affiliates, at value (cost $4,903,893)	$4,915,401
Receivable for capital shares issued	29,662

Total Assets	4,945,063

Liabilities:
Payable for investments purchased	29,662
Accrued expenses and other payables:
Investment advisory fees	529
Distribution fees	460
Administrative servicing fees	571
Trustee fees (Note 3)	16
Professional fees (Note 3)	7
Total Liabilities	31,245

Net Assets	$4,913,818

Represented by:
Capital	$4,920,030
Accumulated net realized losses from affiliated investments	(17,720)
Net unrealized appreciation/(depreciation) from investments in affiliates	11,508

Net Assets	$4,913,818

Net Assets:
Class A Shares	$1,099,157
Class C Shares	110,981
Class R Shares	345,669
Institutional Service Class Shares	1,698,373
Institutional Class Shares	1,659,638

Total	$4,913,818

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	113,220
Class C Shares	11,442
Class R Shares	35,611
Institutional Service Class Shares	174,755
Institutional Class Shares	170,685

Total	505,713

142

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Destination 2060 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.71
Class C Shares (b)	$9.70
Class R Shares	$9.71
Institutional Service Class Shares	$9.72
Institutional Class Shares	$9.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

143

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Destination 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$56,898

Total Income	56,898

EXPENSES:
Investment advisory fees	4,434
Distribution fees Class A	1,682
Distribution fees Class C	1,068
Distribution fees Class R	1,289
Administrative servicing fees Class A	1,471
Administrative servicing fees Class R	388
Administrative servicing fees Institutional Service Class	2,947
Professional fees (Note 3)	40
Trustee fees (Note 3)	108

Total Expenses	13,427

NET INVESTMENT INCOME	43,471

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	154,031
Net realized losses from investment transactions with affiliates	(124,646)

Net realized gains from affiliated investments	29,385

Net change in unrealized appreciation/(depreciation) from investments in affiliates	55,539

Net realized/unrealized gains from affiliated investments	84,924

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$128,395

The accompanying notes are an integral part of these financial statements.

144

y

Statements of Changes in Net Assets

	Nationwide Destination 2060 Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)
Operations:
Net investment income	$43,471	$21,812
Net realized gains/(losses) from affiliated investments	29,385	(7,721)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	55,539	(44,031)

Change in net assets resulting from operations	128,395	(29,940)

Distributions to Shareholders From:
Net investment income:
Class A	(7,772)	(2,660)
Class C	(873)	(1,566)
Class R	(3,520)	(2,016)
Institutional Service Class	(17,157)	(3,956)
Institutional Class	(19,685)	(14,717)
Net realized gains:
Class A	(4,912)	–
Class C	(1,264)	–
Class R	(3,786)	–
Institutional Service Class	(9,754)	–
Institutional Class	(11,472)	–

Change in net assets from shareholder distributions	(80,195)	(24,915)

Change in net assets from capital transactions	2,740,083	2,180,390

Change in net assets	2,788,283	2,125,535

Net Assets:
Beginning of year	2,125,535	–

End of year	$4,913,818	$2,125,535

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$894,588	$339,257
Dividends reinvested	12,684	2,660
Cost of shares redeemed	(146,838)	(20,413)

Total Class A Shares	760,434	321,504

Class C Shares
Proceeds from shares issued	21,067	107,220
Dividends reinvested	2,137	1,566
Cost of shares redeemed	(15,690)	(3,593)

Total Class C Shares	7,514	105,193

Class R Shares
Proceeds from shares issued	391,042	153,289
Dividends reinvested	7,306	2,016
Cost of shares redeemed	(190,919)	(1,293)

Total Class R Shares	207,429	154,012

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

145

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2060 Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,372,533	$1,012,744
Dividends reinvested	26,911	3,956
Cost of shares redeemed	(399,106)	(315,648)

Total Institutional Service Class Shares	1,000,338	701,052

Institutional Class Shares
Proceeds from shares issued	926,821	887,256
Dividends reinvested	31,157	14,717
Cost of shares redeemed	(193,610)	(3,344)

Total Institutional Class Shares	764,368	898,629

Change in net assets from capital transactions	$2,740,083	$2,180,390

SHARE TRANSACTIONS:
Class A Shares
Issued	94,835	34,499
Reinvested	1,361	270
Redeemed	(15,605)	(2,140)

Total Class A Shares	80,591	32,629

Class C Shares
Issued	2,321	10,750
Reinvested	231	158
Redeemed	(1,643)	(375)

Total Class C Shares	909	10,533

Class R Shares
Issued	40,526	15,408
Reinvested	787	204
Redeemed	(21,183)	(131)

Total Class R Shares	20,130	15,481

Institutional Service Class Shares
Issued	146,173	102,889
Reinvested	2,886	408
Redeemed	(43,239)	(34,362)

Total Institutional Service Class Shares	105,820	68,935

Institutional Class Shares
Issued	97,551	88,773
Reinvested	3,340	1,492
Redeemed	(20,138)	(333)

Total Institutional Class Shares	80,753	89,932

Total change in shares	288,203	217,510

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

The accompanying notes are an integral part of these financial statements.

146

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2060 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$9.77	0.09	0.10	0.19	(0.13)	(0.12)	(0.25)	$9.71	2.12%		$1,099,157	0.60%	0.96%		0.60%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.14	(0.16)	(0.02)	(0.21)	–	(0.21)	$9.77	(0.26%	)	$318,677	0.45%	1.37%	(h)	0.45%	25.65%

Class C Shares
Year Ended October 31, 2016	$9.76	0.06	0.08	0.14	(0.08)	(0.12)	(0.20)	$9.70	1.55%		$110,981	1.13%	0.63%		1.13%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.11	(0.20)	(0.09)	(0.15)	–	(0.15)	$9.76	(0.91%	)	$102,787	1.13%	1.09%	(h)	1.13%	25.65%

Class R Shares
Year Ended October 31, 2016	$9.76	0.11	0.08	0.19	(0.12)	(0.12)	(0.24)	$9.71	2.04%		$345,669	0.78%	1.11%		0.78%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.14	(0.19)	(0.05)	(0.19)	–	(0.19)	$9.76	(0.54%	)	$151,162	0.67%	1.38%	(h)	0.67%	25.65%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.77	0.12	0.10	0.22	(0.15)	(0.12)	(0.27)	$9.72	2.42%		$1,698,373	0.38%	1.26%		0.38%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.13	(0.14)	(0.01)	(0.22)	–	(0.22)	$9.77	(0.09%	)	$673,751	0.25%	1.32%	(h)	0.25%	25.65%

Institutional Class Shares
Year Ended October 31, 2016	$9.78	0.15	0.08	0.23	(0.17)	(0.12)	(0.29)	$9.72	2.50%		$1,659,638	0.13%	1.55%		0.13%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.19	(0.19)	–	(0.22)	–	(0.22)	$9.78	0.03%		$879,158	0.13%	1.91%	(h)	0.13%	25.65%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year, unless otherwise noted.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015. Total return is calculated based on inception date of November 28, 2014 through October 31, 2015.
(h)	Ratio has not been annualized.

The accompanying notes are an integral part of these financial statements.

147

Notes to Financial Statements

October 31, 2016

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Destination 2060 Fund (“Destination 2060”)

Each of the Funds operates as a “fund of funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. The Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“NLIC”).

The Funds currently offer Class A, Class C, Class R, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act and may have additional investment and concentration risks.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

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October 31, 2016

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Destination 2010, Destination 2015, Destination 2020, Destination 2025, and Destination 2030 currently invest in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from November 1, 2015 through December 31, 2015, the rate was 3.30%. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through October 31, 2016, the rate was 3.05%. From November 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, a Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of each Fund’s investment in the Nationwide Fixed Contract. The interest credited to each Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At October 31, 2016, 100% of the market value of Destination 2035, Destination 2040, Destination 2045, Destination 2050, Destination 2055, and Destination 2060 was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2016. Please refer to the Statements of Investments for additional information on portfolio holdings.

Destination 2010

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$2,921,839	$2,921,839
Investment Companies	21,440,051	—	—	21,440,051
Total	$21,440,051	$—	$2,921,839	$24,361,890

149

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2015

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$8,843,643	$8,843,643
Investment Companies	101,671,137	—	—	101,671,137
Total	$101,671,137	$—	$8,843,643	$110,514,780

Destination 2020

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$15,828,041	$15,828,041
Investment Companies	247,415,263	—	—	247,415,263
Total	$247,415,263	$—	$15,828,041	$263,243,304

Destination 2025

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$9,058,530	$9,058,530
Investment Companies	292,280,852	—	—	292,280,852
Total	$292,280,852	$—	$9,058,530	$301,339,382

Destination 2030

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$5,839,189	$5,839,189
Investment Companies	283,418,792	—	—	283,418,792
Total	$283,418,792	$—	$5,839,189	$289,257,981

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Destination 2010

	Fixed Contract	Total
Balance as of 10/31/15	$2,585,994	$2,585,994
Purchases*	1,184,988	1,184,988
Sales	(849,143)	(849,143)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$2,921,839	$2,921,839

150

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2015

	Fixed Contract	Total
Balance as of 10/31/15	$8,778,286	$8,778,286
Purchases*	2,129,660	2,129,660
Sales	(2,064,303)	(2,064,303)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$8,843,643	$8,843,643

Destination 2020

	Fixed Contract	Total
Balance as of 10/31/15	$10,573,118	$10,573,118
Purchases*	6,761,768	6,761,768
Sales	(1,506,845)	(1,506,845)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$15,828,041	$15,828,041

Destination 2025

	Fixed Contract	Total
Balance as of 10/31/15	$—	$—
Purchases*	9,299,577	9,299,577
Sales	(241,047)	(241,047)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$9,058,530	$9,058,530

Destination 2030

	Fixed Contract	Total
Balance as of 10/31/15	$—	$—
Purchases*	6,043,212	6,043,212
Sales	(204,023)	(204,023)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$5,839,189	$5,839,189

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

151

Notes to Financial Statements (Continued)

October 31, 2016

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05% – 3.30%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of Destination 2010, Destination 2015, Destination 2020, Destination 2025 and Destination 2030 investment in the Nationwide Fixed Contract on a daily basis at par. The Funds cannot assign or transfer their interest in the Nationwide Fixed Contract to any party. If a Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or NLIC have the ability to terminate their investments in the Nationwide Fixed Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or

152

Notes to Financial Statements (Continued)

October 31, 2016

news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

153

Notes to Financial Statements (Continued)

October 31, 2016

Reclassifications for the year ended October 31, 2016 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Destination 2010	$—	$34,397	$(34,397)
Destination 2015	—	164,688	(164,688)
Destination 2020	—	314,900	(314,900)
Destination 2025	—	325,766	(325,766)
Destination 2030	—	349,165	(349,165)
Destination 2035	—	326,443	(326,443)
Destination 2040	—	280,058	(280,058)
Destination 2045	—	212,404	(212,404)
Destination 2050	—	165,695	(165,695)
Destination 2055	—	66,342	(66,342)
Destination 2060	—	5,536	(5,536)

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

154

Notes to Financial Statements (Continued)

October 31, 2016

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the year ended October 31, 2016, the Funds’ effective unified management fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the year ended October 31, 2016, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, and 0.50% of Class R shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2016, the Funds imposed front-end sales charges of $96,794. From these fees, NFD retained a portion amounting to $13,768.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 1.00% for all Funds. During the year ended October 31, 2016, the Funds imposed CDSCs of $338. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each Fund.

155

Notes to Financial Statements (Continued)

October 31, 2016

For the year ended October 31, 2016, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.24%	0.13%	0.25%	0.16%
Destination 2015	0.23	0.05	0.25	0.25
Destination 2020	0.22	0.10	0.25	0.25
Destination 2025	0.22	0.07	0.25	0.25
Destination 2030	0.24	0.04	0.25	0.25
Destination 2035	0.23	0.09	0.25	0.25
Destination 2040	0.23	0.04	0.25	0.25
Destination 2045	0.22	0.10	0.25	0.25
Destination 2050	0.23	0.05	0.25	0.25
Destination 2055	0.23	0.04	0.25	0.25
Destination 2060	0.22	—	0.15	0.25

Amount designated as “—” is zero or has been rounded to zero.

For the year ended October 31, 2016, each Fund’s total administrative services fees were as follows:

Fund	Amount
Destination 2010	$43,732
Destination 2015	207,514
Destination 2020	470,473
Destination 2025	525,349
Destination 2030	518,402
Destination 2035	410,284
Destination 2040	326,028
Destination 2045	217,036
Destination 2050	176,286
Destination 2055	68,179
Destination 2060	4,806

As of October 31, 2016, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	1.16%
Destination 2015	27.78
Destination 2020	33.72
Destination 2025	28.35
Destination 2030	27.56
Destination 2035	28.56
Destination 2040	26.46
Destination 2045	21.95
Destination 2050	19.97
Destination 2055	24.04
Destination 2060	51.70

156

Notes to Financial Statements (Continued)

October 31, 2016

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

Cross trades for the year ended October 31, 2016 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of Nationwide Variable Insurance Trust (“NVIT”). The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended October 31, 2016, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Destination 2010	$1,294	$62,076	$(1,871)
Destination 2015	12,627	65,572	(296)
Destination 2020	16,117	1,294	(2)
Destination 2025	41,799	4,868	8
Destination 2030	21,802	—	—

Amounts designated as “—” are zero or have been rounded to zero.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of affiliated Underlying Funds and in the Nationwide Fixed Contract for the year ended October 31, 2016 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$2,584,825	$419,292	$690,268	$2,434,168	253,295	$—	$(34,827)	$—
Nationwide International Index Fund	3,375,712	1,380,545	1,416,628	3,165,274	434,194	99,373	(131,236)	30,267
Nationwide Mid Cap Market Index Fund	2,095,805	760,553	808,517	1,948,103	111,511	24,688	31,846	228,665
Nationwide S&P 500 Index Fund	3,982,192	1,343,686	1,472,613	3,649,677	254,688	75,113	133,773	339,283
Nationwide Small Cap Index Fund	1,043,501	360,029	586,766	728,531	53,925	11,232	(106,085)	102,157
Nationwide Bond Index Fund	6,753,523	2,590,439	2,604,544	6,829,883	608,182	172,424	28,088	37,946
Nationwide Core Plus Bond Fund	—	2,287,139	385,511	1,953,483	188,378	46,041	9,612	—
Nationwide Inflation-Protected Securities Fund	768,116	132,338	214,105	730,932	73,683	—	8,161	—
Nationwide Fixed Contract	2,585,994	1,184,988	849,143	2,921,839	2,921,839	92,201	—	—

157

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2015

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$15,103,666	$740,665	$3,175,981	$13,251,851	1,378,965	$—	$(51,507)	$—
Nationwide International Index Fund	20,127,666	4,134,514	5,467,354	17,679,068	2,425,112	550,051	226,488	174,524
Nationwide Mid Cap Market Index Fund	11,335,667	2,278,047	2,973,757	9,948,071	569,437	126,185	618,959	1,213,418
Nationwide S&P 500 Index Fund	22,639,666	3,698,178	5,105,233	19,865,250	1,386,270	408,376	1,366,258	1,906,576
Nationwide Small Cap Index Fund	6,285,848	1,444,551	2,794,141	4,384,151	324,512	66,072	(122,280)	603,396
Nationwide Bond Index Fund	28,850,996	8,212,163	9,712,363	27,672,411	2,464,151	688,027	67,421	159,054
Nationwide Core Plus Bond Fund	—	7,282,566	797,974	6,653,261	641,587	153,413	20,159	—
Nationwide Inflation-Protected Securities Fund	2,499,899	65,386	476,435	2,217,074	223,495	—	(15,375)	—
Nationwide Fixed Contract	8,778,286	2,129,660	2,064,303	8,843,643	8,843,643	280,260	—	—

Destination 2020

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$42,426,721	$3,385,230	$5,434,390	$42,139,531	4,384,967	$—	$(379,732)	$—
Nationwide International Index Fund	50,582,823	9,802,300	7,372,685	50,032,977	6,863,234	1,468,550	1,152,267	445,494
Nationwide Mid Cap Market Index Fund	26,753,635	5,145,225	4,069,475	26,260,458	1,503,174	309,345	854,026	2,866,079
Nationwide S&P 500 Index Fund	56,397,655	9,978,385	7,738,006	55,255,738	3,855,948	1,054,726	1,915,334	4,799,943
Nationwide Small Cap Index Fund	13,331,829	2,591,923	4,445,971	10,327,131	764,406	145,010	443,807	1,274,026
Nationwide Bond Index Fund	42,334,880	14,354,462	9,701,774	47,493,542	4,229,167	1,103,403	(249,161)	240,029
Nationwide Core Plus Bond Fund	—	13,758,866	832,723	13,233,589	1,276,142	291,640	21,069	—
Nationwide Inflation-Protected Securities Fund.	5,313,431	212,028	3,039,051	2,672,297	269,385	—	(102,574)	—
Nationwide Fixed Contract	10,573,118	6,761,768	1,506,845	15,828,041	15,828,041	439,207	—	—

158

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2025

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$57,329,450	$7,122,580	$6,673,533	$60,270,674	6,271,662	$—	$(525,825)	$—
Nationwide International Index Fund	60,209,380	13,752,345	7,168,605	63,283,153	8,680,817	1,799,947	858,759	535,157
Nationwide Mid Cap Market Index Fund	34,858,115	7,457,231	4,135,214	36,170,841	2,070,455	411,254	855,499	3,777,654
Nationwide S&P 500 Index Fund	70,082,149	13,697,029	7,377,089	72,320,590	5,046,796	1,330,030	2,510,286	5,961,681
Nationwide Small Cap Index Fund	20,273,051	4,859,352	5,635,304	17,927,226	1,326,960	231,834	583,513	1,970,619
Nationwide Bond Index Fund	25,620,696	8,349,554	4,088,490	30,203,974	2,689,579	686,207	(168,413)	145,155
Nationwide Core Plus Bond Fund	—	12,355,301	523,630	12,104,394	1,167,251	261,551	9,786	—
Nationwide Inflation-Protected Securities Fund	2,909,108	6,667	2,962,182	—	—	—	(7,026)	—
Nationwide Fixed Contract	—	9,299,577	241,047	9,058,530	9,058,530	182,502	—	—

Destination 2030

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$56,111,707	$8,386,002	$8,982,531	$57,896,234	6,024,582	$—	$(287,268)	$—
Nationwide International Index Fund	61,872,959	12,318,902	6,891,550	63,680,350	8,735,302	1,838,221	255,133	549,421
Nationwide Mid Cap Market Index Fund	39,461,417	7,601,694	4,306,709	40,428,165	2,314,148	467,410	504,835	4,303,899
Nationwide S&P 500 Index Fund	74,247,687	14,316,630	8,891,183	75,248,582	5,251,122	1,405,384	2,998,471	6,337,101
Nationwide Small Cap Index Fund	25,240,688	5,896,407	6,399,762	22,866,677	1,692,574	296,093	673,136	2,478,811
Nationwide Bond Index Fund	13,787,216	2,875,352	2,279,962	14,543,369	1,295,046	344,803	(95,412)	78,833
Nationwide Core Plus Bond Fund	—	8,958,671	402,854	8,755,415	844,302	190,346	9,299	—
Nationwide Fixed Contract	—	6,043,212	204,023	5,839,189	5,839,189	117,969	—	—

159

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2035

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$42,679,846	$8,489,917	$6,886,849	$46,131,839	4,800,399	$—	$(314,614)	$—
Nationwide International Index Fund	51,248,081	12,284,411	5,092,459	55,358,163	7,593,712	1,554,444	130,253	455,621
Nationwide Mid Cap Market Index Fund	32,435,280	6,978,423	2,912,689	34,598,934	1,980,477	385,148	535,515	3,508,284
Nationwide S&P 500 Index Fund	60,677,536	13,257,896	5,709,144	64,583,183	4,506,852	1,165,266	1,444,600	5,202,108
Nationwide Small Cap Index Fund	21,583,993	5,470,075	4,737,030	20,759,447	1,536,599	253,575	501,907	2,088,414
Nationwide Bond Index Fund	6,349,244	3,589,375	789,270	9,244,287	823,178	195,727	(32,257)	36,321

Destination 2040

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$28,247,619	$5,085,767	$5,021,421	$29,547,222	3,074,633	$—	$(245,000)	$—
Nationwide International Index Fund	44,214,038	10,546,004	5,934,249	46,155,673	6,331,368	1,334,344	577,666	394,539
Nationwide Mid Cap Market Index Fund	30,298,374	6,627,808	3,742,463	31,392,605	1,796,944	361,865	576,608	3,313,249
Nationwide S&P 500 Index Fund	50,261,351	10,558,982	6,093,100	51,691,824	3,607,245	963,136	1,895,008	4,323,566
Nationwide Small Cap Index Fund	19,521,665	5,432,115	5,207,261	18,348,407	1,358,135	232,975	490,101	1,919,705
Nationwide Bond Index Fund	5,253,700	3,027,496	944,227	7,416,966	660,460	160,994	(44,065)	30,014

160

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2045

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$14,232,362	$3,436,424	$2,183,029	$16,149,837	1,680,524	$—	$(70,462)	$—
Nationwide International Index Fund	32,157,291	9,924,532	3,889,673	36,326,691	4,983,085	1,007,684	351,281	290,152
Nationwide Mid Cap Market Index Fund	21,484,013	6,013,904	2,033,896	24,222,552	1,386,523	265,305	286,740	2,389,618
Nationwide S&P 500 Index Fund	36,196,733	9,590,716	3,300,116	40,346,436	2,815,522	712,529	894,989	3,144,713
Nationwide Small Cap Index Fund	15,429,131	4,979,595	3,259,750	16,095,444	1,191,373	191,672	329,437	1,544,129
Nationwide Bond Index Fund	—	1,373,508	34,436	1,352,048	120,396	20,397	758	—

Destination 2050

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$10,816,437	$2,829,153	$1,926,273	$12,198,667	1,269,372	$—	$(167,785)	$—
Nationwide International Index Fund	24,446,160	8,266,044	3,841,735	27,438,458	3,763,849	753,865	311,108	219,053
Nationwide Mid Cap Market Index Fund	16,406,050	4,847,288	1,977,929	18,294,584	1,047,200	199,080	225,740	1,801,182
Nationwide S&P 500 Index Fund	27,366,847	9,702,344	3,983,445	31,502,403	2,198,353	545,387	812,147	2,374,865
Nationwide Small Cap Index Fund	11,829,327	4,024,191	2,851,583	12,164,495	900,407	144,368	(40,141)	1,172,515

Destination 2055

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$3,432,042	$1,629,852	$871,783	$4,363,896	454,099	$—	$(28,130)	$—
Nationwide International Index Fund	9,667,683	4,961,318	1,819,311	12,270,132	1,683,146	317,662	(104,692)	87,754
Nationwide Mid Cap Market Index Fund	6,249,012	2,968,323	984,902	7,901,045	452,264	79,754	43,681	696,908
Nationwide S&P 500 Index Fund	10,787,862	5,707,348	1,953,839	13,973,639	975,132	225,182	171,158	946,614
Nationwide Small Cap Index Fund	4,496,888	2,255,510	1,225,318	5,245,760	388,287	57,479	(148,971)	450,810

161

Notes to Financial Statements (Continued)

October 31, 2016

Destination 2060

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Portfolio Completion Fund	$212,600	$341,038	$78,188	$491,540	51,149	$—	$(5,908)	$—
Nationwide International Index Fund	595,279	996,900	185,278	1,376,312	188,795	27,443	(25,450)	6,182
Nationwide Mid Cap Market Index Fund	382,679	640,225	123,442	884,772	50,645	6,510	(27,390)	49,061
Nationwide S&P 500 Index Fund	659,059	1,155,372	213,676	1,572,929	109,765	18,286	(34,535)	67,083
Nationwide Small Cap Index Fund	276,380	436,133	110,572	589,848	43,660	4,659	(31,363)	31,705

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit

Effective July 14, 2016, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended October 31, 2016, the Funds had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended October 31, 2016, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Destination 2010	$10,851,276	$12,184,926
Destination 2015	30,232,079	42,653,235
Destination 2020	66,298,547	62,428,209
Destination 2025	77,563,175	56,258,607
Destination 2030	66,813,265	49,627,570
Destination 2035	50,070,097	26,127,441

162

Notes to Financial Statements (Continued)

October 31, 2016

Fund	Purchases*	Sales
Destination 2040	$41,278,172	$26,942,721
Destination 2045	35,318,679	14,700,900
Destination 2050	29,669,020	14,580,965
Destination 2055	17,522,351	6,855,153
Destination 2060	3,569,668	711,156
*	Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Other

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	87.23%	1
Destination 2015	82.94	3
Destination 2020	82.35	3
Destination 2025	74.24	2
Destination 2030	75.07	2

163

Notes to Financial Statements (Continued)

October 31, 2016

Fund	% of Shares	Number of Accounts
Destination 2035	76.69%	2
Destination 2040	79.83	2
Destination 2045	82.16	2
Destination 2050	82.47	2
Destination 2055	87.06	2
Destination 2060	84.95	4

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$432,743	$1,278,008	$1,710,751	$—	$1,710,751
Destination 2015	2,000,642	8,014,272	10,014,914	—	10,014,914
Destination 2020	4,100,118	10,830,184	14,930,302	—	14,930,302
Destination 2025	3,962,560	10,562,845	14,525,405	—	14,525,405
Destination 2030	3,703,784	11,310,489	15,014,273	—	15,014,273
Destination 2035	2,671,500	9,340,236	12,011,736	—	12,011,736
Destination 2040	2,341,035	7,522,276	9,863,311	—	9,863,311
Destination 2045	1,690,496	4,241,431	5,931,927	—	5,931,927
Destination 2050	1,237,379	3,719,593	4,956,972	—	4,956,972
Destination 2055	526,707	1,369,388	1,896,095	—	1,896,095
Destination 2060	46,725	33,470	80,195	—	80,195

*	Ordinary income amounts include net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$479,209	$1,527,539	$2,006,748	$—	$2,006,748
Destination 2015	2,649,096	9,099,840	11,748,936	—	11,748,936
Destination 2020	5,033,495	10,214,870	15,248,365	—	15,248,365
Destination 2025	5,200,137	11,232,903	16,433,040	—	16,433,040
Destination 2030	4,920,260	18,420,978	23,341,238	—	23,341,238
Destination 2035	3,717,900	8,544,194	12,262,094	—	12,262,094
Destination 2040	2,993,533	7,998,617	10,992,150	—	10,992,150
Destination 2045	1,890,185	4,830,060	6,720,245	—	6,720,245
Destination 2050	1,424,878	7,635,965	9,060,843	—	9,060,843
Destination 2055	498,462	851,463	1,349,925	—	1,349,925
Destination 2060 (a)	24,638	277	24,915	—	24,915
*	Ordinary income amounts include net short-term capital gains, if any.

(a)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015.

Amounts designated as “—” are zero or have been rounded to zero.

164

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$22,832	$642,652	$665,484	$—	$—	$(516,577)	$148,907
Destination 2015	110,488	5,232,825	5,343,313	—	—	(951,180)	4,392,133
Destination 2020	135,217	12,434,371	12,569,588	—	—	4,100,309	16,669,897
Destination 2025	40,600	16,202,996	16,243,596	—	—	7,716,460	23,960,056
Destination 2030	—	17,474,487	17,474,487	—	—	9,138,299	26,612,786
Destination 2035	—	13,658,102	13,658,102	—	—	5,305,875	18,963,977
Destination 2040	—	13,108,697	13,108,697	—	—	2,875,497	15,984,194
Destination 2045	—	8,984,641	8,984,641	—	—	793,247	9,777,888
Destination 2050	—	6,775,519	6,775,519	—	—	(2,017,873)	4,757,646
Destination 2055	—	2,344,977	2,344,977	—	—	(1,746,164)	598,813
Destination 2060	—	147,148	147,148	—	—	(153,360)	(6,212)

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$24,878,467	$186,616	$(703,193)	$(516,577)
Destination 2015	111,465,960	2,096,832	(3,048,012)	(951,180)
Destination 2020	259,142,995	9,866,992	(5,766,683)	4,100,309
Destination 2025	293,622,922	14,606,308	(6,889,848)	7,716,460
Destination 2030	280,119,682	15,867,836	(6,729,537)	9,138,299
Destination 2035	225,369,978	11,720,436	(6,414,561)	5,305,875
Destination 2040	181,677,200	8,875,834	(6,000,337)	2,875,497
Destination 2045	133,699,761	5,977,061	(5,183,814)	793,247
Destination 2050	103,616,480	2,447,550	(4,465,423)	(2,017,873)
Destination 2055	45,500,636	714,531	(2,460,695)	(1,746,164)
Destination 2060	5,068,761	51,491	(204,851)	(153,360)

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

165

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets, and of cash flows, as applicable, and the financial highlights present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund, and Nationwide Destination 2060 Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations and cash flows, as applicable, for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

166

Supplemental Information

October 31, 2016 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	25.28%
Destination 2015	29.03%
Destination 2020	35.35%
Destination 2025	47.05%
Destination 2030	55.29%
Destination 2035	63.11%
Destination 2040	62.00%
Destination 2045	64.02%
Destination 2050	66.42%
Destination 2055	63.53%
Destination 2060	57.56%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$1,278,008
Destination 2015	8,014,272
Destination 2020	10,830,184
Destination 2025	10,562,845
Destination 2030	11,310,489
Destination 2035	9,340,236
Destination 2040	7,522,276
Destination 2045	4,241,431
Destination 2050	3,719,593
Destination 2055	1,369,388
Destination 2060	33,470

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2016, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$97,038	$0.0326
Destination 2015	537,126	0.0414
Destination 2020	1,434,042	0.0514

167

Supplemental Information (Continued)

October 31, 2016 (Unaudited)

Fund	Amount	Per Share
Destination 2025	$1,757,496	$0.0565
Destination 2030	1,795,026	0.0578
Destination 2035	1,517,917	0.0648
Destination 2040	1,302,989	0.0678
Destination 2045	984,005	0.0716
Destination 2050	736,151	0.0601
Destination 2055	310,197	0.0873
Destination 2060	26,798	0.0530

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2016, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$7,155	$0.0024
Destination 2015	39,606	0.0031
Destination 2020	105,741	0.0038
Destination 2025	129,591	0.0042
Destination 2030	132,358	0.0043
Destination 2035	111,925	0.0048
Destination 2040	96,077	0.0050
Destination 2045	72,557	0.0053
Destination 2050	54,281	0.0044
Destination 2055	22,873	0.0064
Retirement 2060	1,976	0.0039

168

Management Information

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

169

Management Information (Continued)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115

Director of

Dentsply

International,

Inc. (dental

products)

from 2002 to present, Ultralife

Batteries, Inc. from

2004 to 2010,

Albany International

Corp. (paper

industry)

from 2005 to 2013,

Terex Corporation

(construction

equipment) from 2004 to present, and Minerals

Technology,

Inc. (specialty

chemicals) from 2005 to 2014.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

170

Management Information (Continued)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

171

Management Information (Continued)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

172

Management Information (Continued)

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

173

Management Information (Continued)

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

174

Management Information (Continued)

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

175

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

176

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

177

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

178

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

179

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

180

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

181

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

182

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-TD 12/16

Annual Report

October 31, 2016

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

2

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

3

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2016, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 2.40% versus 1.99% for its blended benchmark, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 160 funds as of October 31, 2016) was 1.03% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index (S&P 500) returned 4.51% for the 12 months ended October 31, 2016. S&P 500 returns of U.S. large-capitalization stocks were driven by the technology and consumer staples sectors, while the health care and consumer discretionary sectors were detractors from S&P 500 performance. U.S. mid-cap stocks also posted positive results during the reporting period, with the S&P MidCap® 400 Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes. Emerging market stocks, which historically have been highly correlated with commodities, rebounded as commodities recovered during the reporting period; the MSCI Emerging Markets® Index returned 9.27% for the period.

U.S. and non-U.S. bonds also showed strength during the reporting period as expectations for rising interest rates remained low and investors chased higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yield declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into

U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Seven of the Fund’s eight underlying funds posted a positive return during the reporting period. The underlying Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund returned 4.38% and 5.96%, respectively, and given their large allocations within the Fund were the largest contributors to overall Fund returns for the reporting period. The only detractor from Fund returns for the period was the underlying Nationwide International Index Fund, which registered -2.71%. International equities lagged domestic equity markets as investor uncertainty swirled around global monetary policy and the Brexit vote.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

During the reporting period, the Fund added two new underlying fund positions with investments in the Nationwide Amundi Global High Yield Fund in November 2015 and the Nationwide Emerging Markets Debt Fund in February 2016. Both investments produced positive overall returns for the Fund through the end of the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

4

Fund Commentary (con’t.)	Nationwide Investor Destinations Aggressive Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	84.0%
Alternative Assets	16.1%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	29.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	10.9%
Nationwide Portfolio Completion Fund, Institutional Class	8.0%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class	3.1%
Nationwide Amundi Global High Yield Fund, Institutional Class	3.0%
Nationwide Emerging Markets Debt Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks to maximize total investment return for an aggressive level of risk.

Highlights for the Year Ended October 31, 2016

•	Seven of the Fund’s eight underlying funds posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•

The Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Index Fund, which represented 44% of the Fund’s portfolio, posted positive returns and were the largest contributors to overall Fund performance

•	The underlying Nationwide Portfolio Completion Fund added 0.35% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

6

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	2.44%	9.13%	4.37%
	w/ SC2	(3.45)%	7.85%	3.75%
Class C	w/o SC1	1.74%	8.36%	3.63%
	w/SC3	0.80%	N/A	N/A
Class R4,5		2.09%	8.78%	4.03%
Institutional Service Class[4]		2.70%	N/A	2.69%	[6]
Institutional Class[4]		2.79%	9.51%	4.70%
Service Class[4]		2.40%	9.06%	4.28%
Russell 3000® Index		4.24%	13.35%	6.76%
Blended Index		1.99%	10.36%	5.14%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.85%
Class C	1.59%
Class R	1.14%
Institutional Service Class	0.60%
Institutional Class	0.49%
Service Class	0.89%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

8

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,032.10	2.81	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.37	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	1,028.20	6.53	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.50	1.28
Class R Shares	Actual	(b)	1,000.00	1,030.20	4.24	0.83
	Hypothetical	(b)(c)	1,000.00	1,020.96	4.22	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	1,033.40	1.48	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.68	1.48	0.29
Institutional Class Shares	Actual	(b)	1,000.00	1,033.60	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.23	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	1,031.80	2.96	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.22	2.95	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2016

Nationwide Investor Destinations Aggressive Fund

Investment Companies 100.1%

	Shares	Market Value

Alternative Assets 16.1%
Nationwide Amundi Global High Yield Fund, Institutional Class (a)	3,161,936	$32,757,659
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class (a)	3,612,705	32,767,230
Nationwide Emerging Markets Debt Fund, Institutional Class (a)	2,037,893	21,948,111
Nationwide Portfolio Completion Fund, Institutional Class* (a)	9,038,796	86,862,828

Total Alternative Assets (cost $176,124,165)		174,335,828

Equity Funds 84.0%
Nationwide International Index Fund, Institutional Class (a)	43,081,527	314,064,335
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	8,665,395	151,384,446
Nationwide S&P 500 Index Fund, Institutional Class (a)	22,671,560	324,883,454
Nationwide Small Cap Index Fund, Institutional Class (a)	8,678,303	117,243,876

Total Equity Funds (cost $781,792,459)		907,576,111

Total Investment Companies (cost $957,916,624)		1,081,911,939

Total Investments (cost $957,916,624) (b) — 100.1%		1,081,911,939

Liabilities in excess of other assets — (0.1)%		(587,798)

NET ASSETS — 100.0%		$1,081,324,141

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2016

Nationwide Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $957,916,624)	$1,081,911,939
Receivable for investments sold	817,171
Receivable for capital shares issued	58,239
Prepaid expenses	33,455

Total Assets	1,082,820,804

Liabilities:
Payable for capital shares redeemed	884,502
Accrued expenses and other payables:
Investment advisory fees	120,934
Fund administration fees	24,074
Distribution fees	246,736
Administrative servicing fees	158,496
Accounting and transfer agent fees	8,826
Trustee fees	3,805
Custodian fees	6,380
Compliance program costs (Note 3)	447
Professional fees	21,607
Printing fees	12,335
Other	8,521

Total Liabilities	1,496,663

Net Assets	$1,081,324,141

Represented by:
Capital	$919,719,485
Accumulated net realized gains from affiliated investments	37,609,341
Net unrealized appreciation/(depreciation) from investments in affiliates	123,995,315

Net Assets	$1,081,324,141

Net Assets:
Class A Shares	$49,650,574
Class C Shares	63,892,420
Class R Shares	76,511,414
Institutional Service Class Shares	2,529,258
Institutional Class Shares	202,807,208
Service Class Shares	685,933,267

Total	$1,081,324,141

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,853,963
Class C Shares	6,430,008
Class R Shares	7,621,255
Institutional Service Class Shares	247,030
Institutional Class Shares	19,603,653
Service Class Shares	66,947,650

Total	105,703,559

11

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Investor Destinations Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.23
Class C Shares (b)	$9.94
Class R Shares	$10.04
Institutional Service Class Shares	$10.24
Institutional Class Shares	$10.35
Service Class Shares	$10.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.85

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$21,663,889

Total Income	21,663,889

EXPENSES:
Investment advisory fees	1,416,692
Fund administration fees	282,242
Distribution fees Class A	130,103
Distribution fees Class C	660,375
Distribution fees Class R	401,449
Distribution fees Service Class	1,770,747
Administrative servicing fees Class A	57,946
Administrative servicing fees Class C	57,937
Administrative servicing fees Class R	120,435
Administrative servicing fees Institutional Service Class	2,833
Administrative servicing fees Service Class	1,035,156
Registration and filing fees	72,230
Professional fees	56,211
Printing fees	21,635
Trustee fees	33,790
Custodian fees	40,525
Accounting and transfer agent fees	49,215
Compliance program costs (Note 3)	4,730
Other	34,259

Total Expenses	6,248,510

NET INVESTMENT INCOME	15,415,379

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	61,991,118
Net realized gains from investment transactions with affiliates	29,502,389

Net realized gains from affiliated investments	91,493,507

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(83,826,827)

Net realized/unrealized gains from affiliated investments	7,666,680

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,082,059

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$15,415,379	$19,308,241
Net realized gains from affiliated investments	91,493,507	69,468,563
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(83,826,827)	(84,375,607)

Change in net assets resulting from operations	23,082,059	4,401,197

Distributions to Shareholders From:
Net investment income:
Class A	(833,360)	(1,138,538)
Class C	(637,267)	(938,773)
Class R	(1,060,476)	(1,633,117)
Institutional Service Class	(50,445)	(81,693)
Institutional Class	(3,400,539)	(3,577,052)
Service Class	(10,827,765)	(15,181,608)
Net realized gains:
Class A	(3,419,587)	(2,712,079)
Class C	(4,257,293)	(3,502,564)
Class R	(5,294,776)	(4,694,590)
Institutional Service Class	(197,778)	(153,793)
Institutional Class	(9,942,325)	(6,782,312)
Service Class	(45,116,356)	(37,254,891)

Change in net assets from shareholder distributions	(85,037,967)	(77,651,010)

Change in net assets from capital transactions	(16,832,006)	(13,185,264)

Change in net assets	(78,787,914)	(86,435,077)

Net Assets:
Beginning of year	1,160,112,055	1,246,547,132

End of year	$1,081,324,141	$1,160,112,055

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,073,732	$9,119,509
Dividends reinvested	3,432,197	3,017,629
Cost of shares redeemed	(16,826,484)	(12,621,976)

Total Class A Shares	(4,320,555)	(484,838)

Class C Shares
Proceeds from shares issued	7,487,102	9,060,526
Dividends reinvested	2,375,711	2,072,725
Cost of shares redeemed	(12,892,148)	(12,554,831)

Total Class C Shares	(3,029,335)	(1,421,580)

Class R Shares
Proceeds from shares issued	6,555,934	7,664,211
Dividends reinvested	6,131,156	6,149,197
Cost of shares redeemed	(20,063,311)	(25,344,086)

Total Class R Shares	(7,376,221)	(11,530,678)

14

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$926,052	$1,744,377
Dividends reinvested	25,229	19,812
Cost of shares redeemed	(1,647,965)	(1,584,016)

Total Institutional Service Class Shares	(696,684)	180,173

Institutional Class Shares
Proceeds from shares issued	55,963,266	47,512,180
Dividends reinvested	13,338,551	10,358,687
Cost of shares redeemed	(32,293,472)	(21,777,247)

Total Institutional Class Shares	37,008,345	36,093,620

Service Class Shares
Proceeds from shares issued	38,973,737	45,620,986
Dividends reinvested	55,944,121	52,436,499
Cost of shares redeemed	(133,335,414)	(134,079,446)

Total Service Class Shares	(38,417,556)	(36,021,961)

Change in net assets from capital transactions	$(16,832,006)	$(13,185,264)

SHARE TRANSACTIONS:
Class A Shares
Issued	910,593	824,074
Reinvested	352,743	275,276
Redeemed	(1,705,394)	(1,138,472)

Total Class A Shares	(442,058)	(39,122)

Class C Shares
Issued	785,162	837,344
Reinvested	251,194	193,862
Redeemed	(1,316,928)	(1,161,138)

Total Class C Shares	(280,572)	(129,932)

Class R Shares
Issued	667,111	704,094
Reinvested	641,683	570,878
Redeemed	(2,051,536)	(2,321,467)

Total Class R Shares	(742,742)	(1,046,495)

Institutional Service Class Shares
Issued	91,198	157,090
Reinvested	2,588	1,805
Redeemed	(167,681)	(147,867)

Total Institutional Service Class Shares	(73,895)	11,028

Institutional Class Shares
Issued	5,554,749	4,213,420
Reinvested	1,354,011	935,556
Redeemed	(3,147,236)	(1,930,603)

Total Institutional Class Shares	3,761,524	3,218,373

15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,899,505	4,100,351
Reinvested	5,738,585	4,778,737
Redeemed	(13,408,254)	(12,040,676)

Total Service Class Shares	(3,770,164)	(3,161,588)

Total change in shares	(1,547,907)	(1,147,736)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$10.82	0.15	0.07	0.22	(0.16)	(0.65)	(0.81)	$10.23	2.44%		$49,650,574	0.55%	1.47%	0.55%	16.38%
Year Ended October 31, 2015	$11.51	0.18	(0.15)	0.03	(0.21)	(0.51)	(0.72)	$10.82	0.29%		$57,311,373	0.54%	1.62%	0.54%	12.90%
Year Ended October 31, 2014	$11.00	0.17	0.68	0.85	(0.19)	(0.15)	(0.34)	$11.51	7.92%		$61,402,299	0.54%	1.47%	0.54%	8.41%
Year Ended October 31, 2013	$8.97	0.17	2.13	2.30	(0.17)	(0.10)	(0.27)	$11.00	26.24%		$59,507,180	0.49%	1.69%	0.49%	22.52%
Year Ended October 31, 2012	$8.26	0.13	0.73	0.86	(0.13)	(0.02)	(0.15)	$8.97	10.56%		$51,210,338	0.50%	1.44%	0.50%	11.55%

Class C Shares
Year Ended October 31, 2016	$10.54	0.07	0.08	0.15	(0.10)	(0.65)	(0.75)	$9.94	1.74%		$63,892,420	1.27%	0.72%	1.27%	16.38%
Year Ended October 31, 2015	$11.24	0.10	(0.15)	(0.05)	(0.14)	(0.51)	(0.65)	$10.54	(0.49%	)	$70,749,797	1.28%	0.88%	1.28%	12.90%
Year Ended October 31, 2014	$10.75	0.08	0.68	0.76	(0.12)	(0.15)	(0.27)	$11.24	7.21%		$76,857,144	1.24%	0.77%	1.24%	8.41%
Year Ended October 31, 2013	$8.78	0.09	2.09	2.18	(0.11)	(0.10)	(0.21)	$10.75	25.26%		$71,452,684	1.19%	0.92%	1.19%	22.52%
Year Ended October 31, 2012	$8.08	0.07	0.72	0.79	(0.07)	(0.02)	(0.09)	$8.78	9.90%		$57,370,350	1.20%	0.76%	1.20%	11.55%

Class R Shares (g)
Year Ended October 31, 2016	$10.64	0.11	0.07	0.18	(0.13)	(0.65)	(0.78)	$10.04	2.09%		$76,511,414	0.84%	1.16%	0.84%	16.38%
Year Ended October 31, 2015	$11.32	0.15	(0.14)	0.01	(0.18)	(0.51)	(0.69)	$10.64	0.10%		$88,954,971	0.83%	1.37%	0.83%	12.90%
Year Ended October 31, 2014	$10.83	0.13	0.67	0.80	(0.16)	(0.15)	(0.31)	$11.32	7.54%		$106,558,652	0.84%	1.22%	0.84%	8.41%
Year Ended October 31, 2013	$8.84	0.12	2.11	2.23	(0.14)	(0.10)	(0.24)	$10.83	25.73%		$108,654,200	0.85%	1.27%	0.85%	22.52%
Year Ended October 31, 2012	$8.14	0.09	0.73	0.82	(0.10)	(0.02)	(0.12)	$8.84	10.23%		$91,551,218	0.84%	1.10%	0.84%	11.55%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.83	0.18	0.07	0.25	(0.19)	(0.65)	(0.84)	$10.24	2.70%		$2,529,258	0.29%	1.81%	0.29%	16.38%
Year Ended October 31, 2015	$11.52	0.20	(0.14)	0.06	(0.24)	(0.51)	(0.75)	$10.83	0.56%		$3,475,708	0.29%	1.81%	0.29%	12.90%
Period Ended October 31, 2014 (h)	$11.18	0.02	0.42	0.44	(0.10)	–	(0.10)	$11.52	3.93%		$3,569,632	0.21%	0.24%	0.21%	8.41%

Institutional Class Shares
Year Ended October 31, 2016	$10.94	0.18	0.08	0.26	(0.20)	(0.65)	(0.85)	$10.35	2.79%		$202,807,208	0.18%	1.79%	0.18%	16.38%
Year Ended October 31, 2015	$11.62	0.22	(0.14)	0.08	(0.25)	(0.51)	(0.76)	$10.94	0.75%		$173,233,930	0.18%	1.94%	0.18%	12.90%
Year Ended October 31, 2014	$11.11	0.21	0.68	0.89	(0.23)	(0.15)	(0.38)	$11.62	8.21%		$146,720,517	0.19%	1.81%	0.19%	8.41%
Year Ended October 31, 2013	$9.06	0.19	2.16	2.35	(0.20)	(0.10)	(0.30)	$11.11	26.57%		$118,716,482	0.19%	1.88%	0.19%	22.52%
Year Ended October 31, 2012	$8.34	0.15	0.75	0.90	(0.16)	(0.02)	(0.18)	$9.06	11.05%		$84,918,686	0.20%	1.74%	0.20%	11.55%

Service Class Shares
Year Ended October 31, 2016	$10.84	0.14	0.08	0.22	(0.16)	(0.65)	(0.81)	$10.25	2.40%		$685,933,267	0.58%	1.41%	0.58%	16.38%
Year Ended October 31, 2015	$11.52	0.18	(0.14)	0.04	(0.21)	(0.51)	(0.72)	$10.84	0.34%		$766,386,276	0.58%	1.59%	0.58%	12.90%
Year Ended October 31, 2014	$11.02	0.16	0.68	0.84	(0.19)	(0.15)	(0.34)	$11.52	7.75%		$851,438,888	0.59%	1.46%	0.59%	8.41%
Year Ended October 31, 2013	$8.99	0.15	2.14	2.29	(0.16)	(0.10)	(0.26)	$11.02	26.04%		$862,903,998	0.60%	1.53%	0.60%	22.52%
Year Ended October 31, 2012	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%		$750,703,873	0.60%	1.34%	0.60%	11.55%

Amount designated as “–” is zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2016, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 2.65% versus 2.39% for its blended benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 500 funds as of October 31, 2016) was 2.33% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index (S&P 500) returned 4.51% for the 12 months ended October 31, 2016. Index returns of U.S. large-capitalization stocks were driven by the technology and consumer staples sectors, while the health care and consumer discretionary sectors were detractors from index performance. U.S. mid-cap stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes. Emerging market stocks, which historically have been highly correlated with commodities, rebounded as commodities recovered during the period; the MSCI Emerging Markets® Index returned 9.27% for the period.

U.S. and non-U.S. bonds also showed strength during the reporting period as expectations for rising interest rates remained low and investors chased higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yield declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Ten of the Fund’s 11 underlying funds posted a positive return during the reporting period. The underlying Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund returned 4.38% and 5.96%, respectively, and given their large allocations within the Fund were the largest contributors to overall Fund returns for the reporting period. The only detractor from Fund returns for the period was the underlying Nationwide International Index Fund, which registered -2.71%. International equities lagged domestic equity markets as investor uncertainty swirled around global monetary policy and the Brexit vote.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

During the reporting period, the Fund added two new underlying fund positions with investments in the Nationwide Amundi Global High Yield Fund in November 2015 and the Nationwide Emerging Markets Debt Fund in February 2016. Both investments produced positive overall returns for the Fund through the end of the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

18

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

19

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	73.9%
Alternative assets	17.1%
Fixed Income Funds	9.1%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Holdings††

Nationwide International Index Fund, Institutional Class	26.0%
Nationwide S&P 500 Index Fund, Institutional Class	25.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.0%
Nationwide Portfolio Completion Fund, Institutional Class	10.0%
Nationwide Small Cap Index Fund, Institutional Class	7.9%
Nationwide Bond Index Fund, Institutional Class	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.1%
Nationwide Ziegler Equity Income Fund, Institutional Class	3.0%
Nationwide Amundi Global High Yield Fund, Institutional Class	3.0%
Nationwide Emerging Markets Debt Fund, Institutional Class	2.0%
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class	2.0%
100.0%

Objective

The Fund seeks to maximize total investment return for a moderately aggressive level of risk.

Highlights for the Year Ended October 31, 2016

•	Ten of the Fund’s 11 underlying funds posted a positive return; the only detractor from Fund returns for the period was the underlying Nationwide International Index Fund, which registered -2.71%

•

The underlying Nationwide S&P 500 Index Fund and Nationwide Mid Cap Index Fund, which represented 37% of the Fund’s portfolio, posted positive returns and were the largest contributors to overall Fund performance

•	The underlying Nationwide Portfolio Completion Fund added 0.43% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

20

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	2.59%	8.05%	4.45%
	w/ SC2	(3.32)%	6.77%	3.83%
Class C	w/o SC1	1.93%	7.27%	3.70%
	w/SC3	0.99%	N/A	N/A
Class R4,5		2.25%	7.70%	4.09%
Institutional Service Class[4]		2.85%	N/A	2.69%	[6]
Institutional Class[4]		2.97%	8.40%	4.76%
Service Class[4]		2.65%	7.97%	4.35%
Russell 3000® Index		4.24%	13.35%	6.76%
Blended Index		2.39%	9.24%	5.30%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.60%
Class R	1.16%
Institutional Service Class	0.64%
Institutional Class	0.51%
Service Class	0.91%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

21

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 55% Russell 3000® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE® Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

22

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,029.00	2.75	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.42	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,026.00	6.47	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.44	1.27
Class R Shares	Actual	(b)	1,000.00	1,027.20	4.23	0.83
	Hypothetical	(b)(c)	1,000.00	1,020.96	4.22	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	1,030.60	1.33	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.83	1.32	0.26
Institutional Class Shares	Actual	(b)	1,000.00	1,030.90	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.23	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	1,029.80	2.96	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.22	2.95	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

23

Statement of Investments

October 31, 2016

Nationwide Investor Destinations Moderately Aggressive Fund

Investment Companies 100.1%

	Shares	Market Value

Alternative Assets 17.1%
Nationwide Amundi Global High Yield Fund, Institutional Class (a)	5,120,262	$53,045,911
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class (a)	3,910,242	35,465,894
Nationwide Emerging Markets Debt Fund, Institutional Class (a)	3,293,640	35,472,507
Nationwide Portfolio Completion Fund, Institutional Class* (a)	18,320,472	176,059,740

Total Alternative Assets (cost $301,391,026)		300,044,052

Equity Funds 73.9%
Nationwide International Index Fund, Institutional Class (a)	62,720,742	457,234,206
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	12,040,732	210,351,585
Nationwide S&P 500 Index Fund, Institutional Class (a)	30,678,167	439,618,133
Nationwide Small Cap Index Fund, Institutional Class (a)	10,232,013	138,234,493
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	3,917,719	53,045,911

Total Equity Funds (cost $1,110,498,894)		1,298,484,328

Fixed Income Funds 9.1%
Nationwide Bond Index Fund, Institutional Class (a)	7,868,462	88,362,832
Nationwide Core Plus Bond Fund, Institutional Class (a)	6,828,936	70,816,061

Total Fixed Income Funds (cost $158,552,034)		159,178,893

Total Investment Companies (cost $1,570,441,954)		1,757,707,273

Total Investments (cost $1,570,441,954) (b) — 100.1%		1,757,707,273

Liabilities in excess of other assets — (0.1)%		(1,011,365)

NET ASSETS — 100.0%		$1,756,695,908

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2016

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,570,441,954)	$1,757,707,273
Receivable for investments sold	2,395,700
Receivable for capital shares issued	120,454
Prepaid expenses	38,902

Total Assets	1,760,262,329

Liabilities:
Payable for capital shares redeemed	2,634,529
Accrued expenses and other payables:
Investment advisory fees	196,024
Fund administration fees	36,492
Distribution fees	395,295
Administrative servicing fees	219,290
Accounting and transfer agent fees	14,961
Trustee fees	6,182
Custodian fees	10,490
Compliance program costs (Note 3)	726
Professional fees	25,677
Printing fees	16,896
Other	9,859

Total Liabilities	3,566,421

Net Assets	$1,756,695,908

Represented by:
Capital	$1,518,757,487
Accumulated undistributed net investment income	501,619
Accumulated net realized gains from affiliated investments	50,171,483
Net unrealized appreciation/(depreciation) from investments in affiliates	187,265,319

Net Assets	$1,756,695,908

Net Assets:
Class A Shares	$110,119,313
Class C Shares	109,539,789
Class R Shares	169,510,980
Institutional Service Class Shares	2,993,117
Institutional Class Shares	415,296,337
Service Class Shares	949,236,372

Total	$1,756,695,908

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,497,424
Class C Shares	10,708,401
Class R Shares	16,548,917
Institutional Service Class Shares	286,126
Institutional Class Shares	39,629,675
Service Class Shares	90,694,607

Total	168,365,150

25

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.49
Class C Shares (b)	$10.23
Class R Shares	$10.24
Institutional Service Class Shares	$10.46
Institutional Class Shares	$10.48
Service Class Shares	$10.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$36,828,685

Total Income	36,828,685

EXPENSES:
Investment advisory fees	2,321,199
Fund administration fees	431,722
Distribution fees Class A	280,023
Distribution fees Class C	1,136,239
Distribution fees Class R	911,378
Distribution fees Service Class	2,487,590
Administrative servicing fees Class A	120,809
Administrative servicing fees Class C	102,261
Administrative servicing fees Class R	270,353
Administrative servicing fees Institutional Service Class	2,676
Administrative servicing fees Service Class	1,492,568
Registration and filing fees	75,303
Professional fees	81,946
Printing fees	27,524
Trustee fees	55,339
Custodian fees	66,583
Accounting and transfer agent fees	82,139
Compliance program costs (Note 3)	7,744
Other	47,757

Total Expenses	10,001,153

NET INVESTMENT INCOME	26,827,532

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	86,173,615
Net realized gains from investment transactions with affiliates	35,041,425

Net realized gains from affiliated investments	121,215,040

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(105,860,217)

Net realized/unrealized gains from affiliated investments	15,354,823

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$42,182,355

The accompanying notes are an integral part of these financial statements

27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$26,827,532	$33,252,303
Net realized gains from affiliated investments	121,215,040	122,867,542
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(105,860,217)	(147,968,175)

Change in net assets resulting from operations	42,182,355	8,151,670

Distributions to Shareholders From:
Net investment income:
Class A	(1,809,125)	(2,301,468)
Class C	(1,083,524)	(1,566,438)
Class R	(2,490,594)	(3,779,909)
Institutional Service Class	(45,759)	(60,098)
Institutional Class	(7,420,770)	(8,027,306)
Service Class	(15,608,787)	(22,163,949)
Net realized gains:
Class A	(7,438,207)	(4,684,712)
Class C	(7,679,049)	(4,967,263)
Class R	(12,817,642)	(9,303,952)
Institutional Service Class	(151,292)	(94,419)
Institutional Class	(22,490,586)	(13,481,835)
Service Class	(67,684,022)	(46,614,043)

Change in net assets from shareholder distributions	(146,719,357)	(117,045,392)

Change in net assets from capital transactions	(35,964,747)	(74,735,334)

Change in net assets	(140,501,749)	(183,629,056)

Net Assets:
Beginning of year	1,897,197,657	2,080,826,713

End of year	$1,756,695,908	$1,897,197,657

Accumulated undistributed net investment income at end of year	$501,619	$35,680

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,395,781	$20,864,104
Dividends reinvested	6,996,196	5,197,095
Cost of shares redeemed	(27,380,779)	(24,002,497)

Total Class A Shares	(1,988,802)	2,058,702

Class C Shares
Proceeds from shares issued	13,742,429	15,757,605
Dividends reinvested	4,319,005	3,112,754
Cost of shares redeemed	(22,029,682)	(20,322,737)

Total Class C Shares	(3,968,248)	(1,452,378)

Class R Shares
Proceeds from shares issued	11,256,959	11,493,560
Dividends reinvested	14,925,859	12,796,516
Cost of shares redeemed	(48,641,459)	(50,158,578)

Total Class R Shares	(22,458,641)	(25,868,502)

28

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,626,742	$2,032,348
Dividends reinvested	32,594	27,405
Cost of shares redeemed	(1,023,333)	(2,034,234)

Total Institutional Service Class Shares	636,003	25,519

Institutional Class Shares
Proceeds from shares issued	100,216,328	84,151,535
Dividends reinvested	29,911,356	21,509,080
Cost of shares redeemed	(57,548,356)	(69,284,525)

Total Institutional Class Shares	72,579,328	36,376,090

Service Class Shares
Proceeds from shares issued	44,782,295	49,769,677
Dividends reinvested	83,292,809	68,777,992
Cost of shares redeemed	(208,839,491)	(204,422,434)

Total Service Class Shares	(80,764,387)	(85,874,765)

Change in net assets from capital transactions	$(35,964,747)	$(74,735,334)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,791,759	1,836,576
Reinvested	699,269	462,470
Redeemed	(2,684,619)	(2,114,713)

Total Class A Shares	(193,591)	184,333

Class C Shares
Issued	1,382,566	1,422,079
Reinvested	442,429	283,013
Redeemed	(2,187,735)	(1,821,148)

Total Class C Shares	(362,740)	(116,056)

Class R Shares
Issued	1,118,837	1,036,602
Reinvested	1,527,951	1,163,552
Redeemed	(4,866,717)	(4,507,206)

Total Class R Shares	(2,219,929)	(2,307,052)

Institutional Service Class Shares
Issued	158,093	182,347
Reinvested	3,260	2,444
Redeemed	(99,374)	(181,571)

Total Institutional Service Class Shares	61,979	3,220

Institutional Class Shares
Issued	9,757,673	7,391,034
Reinvested	2,989,698	1,915,939
Redeemed	(5,504,443)	(6,057,661)

Total Institutional Class Shares	7,242,928	3,249,312

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,367,853	4,391,008
Reinvested	8,343,916	6,131,281
Redeemed	(20,435,488)	(18,047,833)

Total Service Class Shares	(7,723,719)	(7,525,544)

Total change in shares	(3,195,072)	(6,511,787)

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions			Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$11.12	0.16	0.08	0.24	(0.17)	(0.70)	(0.87)	$10.49	2.59%		$110,119,313	0.54%	1.54%	0.54%	15.29%
Year Ended October 31, 2015	$11.75	0.19	(0.15)	0.04	(0.22)	(0.45)	(0.67)	$11.12	0.29%		$118,845,242	0.55%	1.66%	0.55%	16.31%
Year Ended October 31, 2014	$11.38	0.18	0.63	0.81	(0.20)	(0.24)	(0.44)	$11.75	7.33%		$123,408,650	0.53%	1.53%	0.53%	9.54%
Year Ended October 31, 2013	$9.60	0.17	1.85	2.02	(0.18)	(0.06)	(0.24)	$11.38	21.44%		$112,242,046	0.50%	1.62%	0.50%	29.31%
Year Ended October 31, 2012	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%		$89,406,859	0.49%	1.59%	0.49%	13.11%

Class C Shares
Year Ended October 31, 2016	$10.86	0.08	0.09	0.17	(0.10)	(0.70)	(0.80)	$10.23	1.93%		$109,539,789	1.27%	0.79%	1.27%	15.29%
Year Ended October 31, 2015	$11.50	0.11	(0.16)	(0.05)	(0.14)	(0.45)	(0.59)	$10.86	(0.48%	)	$120,287,139	1.27%	0.95%	1.27%	16.31%
Year Ended October 31, 2014	$11.16	0.09	0.62	0.71	(0.13)	(0.24)	(0.37)	$11.50	6.55%		$128,626,192	1.24%	0.84%	1.24%	9.54%
Year Ended October 31, 2013	$9.41	0.10	1.82	1.92	(0.11)	(0.06)	(0.17)	$11.16	20.72%		$125,294,548	1.19%	0.95%	1.19%	29.31%
Year Ended October 31, 2012	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%		$111,289,595	1.19%	0.89%	1.19%	13.11%

Class R Shares (g)
Year Ended October 31, 2016	$10.88	0.13	0.07	0.20	(0.14)	(0.70)	(0.84)	$10.24	2.25%		$169,510,980	0.83%	1.25%	0.83%	15.29%
Year Ended October 31, 2015	$11.50	0.16	(0.14)	0.02	(0.19)	(0.45)	(0.64)	$10.88	0.10%		$204,113,180	0.83%	1.42%	0.83%	16.31%
Year Ended October 31, 2014	$11.16	0.14	0.61	0.75	(0.17)	(0.24)	(0.41)	$11.50	6.92%		$242,451,059	0.83%	1.26%	0.83%	9.54%
Year Ended October 31, 2013	$9.41	0.13	1.82	1.95	(0.14)	(0.06)	(0.20)	$11.16	21.15%		$246,852,482	0.84%	1.28%	0.84%	29.31%
Year Ended October 31, 2012	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%		$208,283,759	0.84%	1.23%	0.84%	13.11%

Institutional Service Class Shares
Year Ended October 31, 2016	$11.09	0.18	0.08	0.26	(0.19)	(0.70)	(0.89)	$10.46	2.85%		$2,993,117	0.28%	1.74%	0.28%	15.29%
Year Ended October 31, 2015	$11.72	0.20	(0.13)	0.07	(0.25)	(0.45)	(0.70)	$11.09	0.57%		$2,485,047	0.30%	1.75%	0.30%	16.31%
Period Ended October 31, 2014 (h)	$11.39	0.03	0.40	0.43	(0.10)	–	(0.10)	$11.72	3.77%		$2,589,232	0.20%	0.44%	0.20%	9.54%

Institutional Class Shares
Year Ended October 31, 2016	$11.11	0.19	0.09	0.28	(0.21)	(0.70)	(0.91)	$10.48	2.97%		$415,296,337	0.18%	1.88%	0.18%	15.29%
Year Ended October 31, 2015	$11.74	0.23	(0.15)	0.08	(0.26)	(0.45)	(0.71)	$11.11	0.67%		$359,712,315	0.18%	2.03%	0.18%	16.31%
Year Ended October 31, 2014	$11.37	0.21	0.64	0.85	(0.24)	(0.24)	(0.48)	$11.74	7.70%		$341,959,809	0.18%	1.85%	0.18%	9.54%
Year Ended October 31, 2013	$9.59	0.20	1.85	2.05	(0.21)	(0.06)	(0.27)	$11.37	21.83%		$270,917,338	0.19%	1.88%	0.19%	29.31%
Year Ended October 31, 2012	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%		$186,769,240	0.19%	1.86%	0.19%	13.11%

Service Class Shares
Year Ended October 31, 2016	$11.09	0.15	0.09	0.24	(0.16)	(0.70)	(0.86)	$10.47	2.65%		$949,236,372	0.58%	1.48%	0.58%	15.29%
Year Ended October 31, 2015	$11.72	0.19	(0.16)	0.03	(0.21)	(0.45)	(0.66)	$11.09	0.26%		$1,091,754,734	0.58%	1.65%	0.58%	16.31%
Year Ended October 31, 2014	$11.36	0.17	0.62	0.79	(0.19)	(0.24)	(0.43)	$11.72	7.19%		$1,241,791,771	0.58%	1.50%	0.58%	9.54%
Year Ended October 31, 2013	$9.58	0.16	1.85	2.01	(0.17)	(0.06)	(0.23)	$11.36	21.37%		$1,274,073,724	0.59%	1.56%	0.59%	29.31%
Year Ended October 31, 2012	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%		$1,139,580,740	0.59%	1.49%	0.59%	13.11%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2016, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 2.88% versus 3.18% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 573 funds as of October 31, 2016) was 3.08% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index (S&P 500) returned 4.51% for the 12 months ended October 31, 2016. S&P 500 returns of U.S. large-capitalization stocks were driven by the technology and consumer staples sectors, while the health care and consumer discretionary sectors were detractors from index performance. U.S. mid-cap stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes. Emerging market stocks, which historically have been highly correlated with commodities, rebounded as commodities recovered during the reporting period; the MSCI Emerging Markets® Index returned 9.27% for the period.

U.S. and non-U.S. bonds also showed strength during the reporting period as expectations for rising interest rates remained low and investors chased higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yield declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch (BofAML) U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Twelve of the Fund’s 13 underlying funds posted a positive return during the reporting period. The underlying Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund returned 4.38% and 5.96%, respectively, and given their large allocations within the Fund were the largest contributors to overall Fund returns for the reporting period. The only detractor from Fund returns during the reporting period was the underlying Nationwide International Index Fund, which registered -2.71%. International equities lagged domestic equity markets as investor uncertainty swirled around global monetary policy and the Brexit vote.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

During the reporting period, the Fund added two new underlying fund positions with investments in the Nationwide Amundi Global High Yield Fund in November 2015 and the Nationwide Emerging Markets Debt Fund in February 2016. Both investments produced positive overall returns for the Fund through the end of the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

32

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderate Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

33

Fund Overview	Nationwide Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	54.9%
Fixed Income Funds	18.1%
Alternative Assets	17.1%
Fixed Contract	10.0%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Holdings††

Nationwide International Index Fund, Institutional Class	19.0%
Nationwide S&P 500 Index Fund, Institutional Class	17.0%
Nationwide Portfolio Completion Fund, Institutional Class	11.0%
Nationwide Bond Index Fund, Institutional Class	10.1%
Nationwide Fixed Contract	10.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	5.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	4.0%
Nationwide Small Cap Index Fund, Institutional Class	3.9%
Other Holdings	6.0%
100.0%

Objective

The Fund seeks to maximize total investment return for a moderate level of risk.

Highlights for the Year Ended October 31, 2016

•	Twelve of the Fund’s 13 underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•

The underlying Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, which represented 27% of the Fund’s portfolio, posted positive returns and were the largest contributors to overall Fund performance

•	The underlying Nationwide Portfolio Completion Fund added 0.48% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

34

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	2.81%	6.53%	4.27%
	w/ SC2	(3.12)%	5.26%	3.65%
Class C	w/o SC1	2.01%	5.75%	3.52%
	w/SC3	1.08%	N/A	N/A
Class R4,5		2.58%	6.19%	3.92%
Institutional Service Class[4]		3.11%	N/A	2.69%	[6]
Institutional Class[4]		3.21%	6.87%	4.58%
Service Class[4]		2.88%	6.46%	4.17%
Russell 3000® Index		4.24%	13.35%	6.76%
Blended Index		3.18%	7.99%	5.55%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.58%
Class R	1.14%
Institutional Service Class	0.62%
Institutional Class	0.49%
Service Class	0.89%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

35

Fund Performance (con’t.)	Nationwide Investor Destinations Moderate Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

36

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,024.30	2.70	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.47	2.69	0.53
Class C Shares	Actual	(b)	1,000.00	1,021.00	6.40	1.26
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.39	1.26
Class R Shares	Actual	(b)	1,000.00	1,023.40	4.22	0.83
	Hypothetical	(b)(c)	1,000.00	1,020.96	4.22	0.83
Institutional Service Class Shares	Actual	(b)	1,000.00	1,026.00	1.32	0.26
	Hypothetical	(b)(c)	1,000.00	1,023.83	1.32	0.26
Institutional Class Shares	Actual	(b)	1,000.00	1,027.30	0.92	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.23	0.92	0.18
Service Class Shares	Actual	(b)	1,000.00	1,025.20	2.95	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.22	2.95	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

37

Statement of Investments

October 31, 2016

Nationwide Investor Destinations Moderate Fund

Investment Companies 90.1%

	Shares	Market Value

Alternative Assets 17.1%
Nationwide Amundi Global High Yield Fund, Institutional Class (a)	4,490,548	$46,522,076
Nationwide Bailard Emerging Markets Equity Fund, Institutional Class (a)	1,731,116	15,701,221
Nationwide Emerging Markets Debt Fund, Institutional Class (a)	2,895,416	31,183,628
Nationwide Portfolio Completion Fund, Institutional Class * (a)	17,677,246	169,878,334

Total Alternative Assets (cost $262,635,604)		263,285,259

Equity Funds 54.9%
Nationwide International Index Fund, Institutional Class (a)	40,070,066	292,110,780
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	8,785,100	153,475,692
Nationwide S&P 500 Index Fund, Institutional Class (a)	18,284,922	262,022,936
Nationwide Small Cap Index Fund, Institutional Class (a)	4,457,443	60,220,049
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	5,712,517	77,347,474

Total Equity Funds (cost $768,742,374)		845,176,931

Fixed Income Funds 18.1%
Nationwide Bond Index Fund, Institutional Class (a)	13,784,729	154,802,511
Nationwide Core Plus Bond Fund, Institutional Class (a)	5,996,752	62,186,321
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	6,202,682	62,088,843

Total Fixed Income Funds (cost $280,997,407)		279,077,675

Total Investment Companies (cost $1,312,375,385)		1,387,539,865

Fixed Contract 10.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$154,504,298	$154,504,298

Total Fixed Contract (cost $154,504,298)		154,504,298

Total Investments (cost $1,466,879,683) (d) — 100.1%		1,542,044,163

Liabilities in excess of other assets — (0.1)%		(802,958)

NET ASSETS — 100.0%		$1,541,241,205

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

October 31, 2016

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,466,879,683)	$1,542,044,163
Receivable for investments sold	1,202,533
Receivable for capital shares issued	286,323
Prepaid expenses	39,597

Total Assets	1,543,572,616

Liabilities:
Payable for capital shares redeemed	1,500,105
Accrued expenses and other payables:
Investment advisory fees	171,482
Fund administration fees	32,433
Distribution fees	347,783
Administrative servicing fees	200,056
Accounting and transfer agent fees	14,407
Trustee fees	5,421
Custodian fees	9,224
Compliance program costs (Note 3)	642
Professional fees	24,890
Printing fees	15,584
Other	9,384

Total Liabilities	2,331,411

Net Assets	$1,541,241,205

Represented by:
Capital	$1,407,582,469
Accumulated undistributed net investment income	1,197,035
Accumulated net realized gains from affiliated investments	57,297,221
Net unrealized appreciation/(depreciation) from investments in affiliates	75,164,480

Net Assets	$1,541,241,205

Net Assets:
Class A Shares	$127,043,425
Class C Shares	124,781,047
Class R Shares	137,001,590
Institutional Service Class Shares	4,778,443
Institutional Class Shares	427,224,825
Service Class Shares	720,411,875

Total	$1,541,241,205

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,563,976
Class C Shares	12,572,733
Class R Shares	13,883,811
Institutional Service Class Shares	475,054
Institutional Class Shares	42,431,210
Service Class Shares	71,553,972

Total	153,480,756

39

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.11
Class C Shares (b)	$9.92
Class R Shares	$9.87
Institutional Service Class Shares	$10.06
Institutional Class Shares	$10.07
Service Class Shares	$10.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.73

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$28,991,582
Interest income from affiliates	4,582,005

Total Income	33,573,587

EXPENSES:
Investment advisory fees	2,048,857
Fund administration fees	386,720
Distribution fees Class A	321,840
Distribution fees Class C	1,288,377
Distribution fees Class R	732,549
Distribution fees Service Class	1,934,627
Administrative servicing fees Class A	141,235
Administrative servicing fees Class C	105,718
Administrative servicing fees Class R	215,766
Administrative servicing fees Institutional Service Class	3,917
Administrative servicing fees Service Class	1,160,787
Registration and filing fees	77,625
Professional fees	75,268
Printing fees	29,706
Trustee fees	48,778
Custodian fees	59,037
Accounting and transfer agent fees	80,417
Compliance program costs (Note 3)	6,829
Other	43,361

Total Expenses	8,761,414

NET INVESTMENT INCOME	24,812,173

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	55,721,672
Net realized gains from investment transactions with affiliates	45,620,418

Net realized gains from affiliated investments	101,342,090

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(85,676,805)

Net realized/unrealized gains from affiliated investments	15,665,285

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,477,458

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$24,812,173	$29,139,081
Net realized gains from affiliated investments	101,342,090	124,337,115
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(85,676,805)	(145,881,240)

Change in net assets resulting from operations	40,477,458	7,594,956

Distributions to Shareholders From:
Net investment income:
Class A	(2,134,911)	(2,612,003)
Class C	(1,241,208)	(1,634,550)
Class R	(2,063,883)	(2,968,457)
Institutional Service Class	(91,101)	(123,472)
Institutional Class	(7,914,494)	(8,111,418)
Service Class	(12,453,515)	(17,377,029)
Net realized gains:
Class A	(9,613,743)	(5,091,349)
Class C	(9,657,044)	(5,077,251)
Class R	(11,190,752)	(7,009,497)
Institutional Service Class	(335,748)	(179,964)
Institutional Class	(26,603,782)	(12,740,443)
Service Class	(59,714,070)	(34,606,405)

Change in net assets from shareholder distributions	(143,014,251)	(97,531,838)

Change in net assets from capital transactions	(31,957,636)	(34,585,416)

Change in net assets	(134,494,429)	(124,522,298)

Net Assets:
Beginning of year	1,675,735,634	1,800,257,932

End of year	$1,541,241,205	$1,675,735,634

Accumulated undistributed net investment income at end of year	$1,197,035	$685,879

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,512,710	$26,783,690
Dividends reinvested	8,747,312	5,577,377
Cost of shares redeemed	(36,644,917)	(32,599,905)

Total Class A Shares	(384,895)	(238,838)

Class C Shares
Proceeds from shares issued	17,961,756	24,461,843
Dividends reinvested	6,157,875	3,370,121
Cost of shares redeemed	(26,427,049)	(25,576,908)

Total Class C Shares	(2,307,418)	2,255,056

Class R Shares
Proceeds from shares issued	10,240,538	9,566,021
Dividends reinvested	12,794,331	9,631,184
Cost of shares redeemed	(34,059,624)	(47,835,996)

Total Class R Shares	(11,024,755)	(28,638,791)

42

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,578,864	$3,966,843
Dividends reinvested	233,791	154,156
Cost of shares redeemed	(1,406,690)	(3,828,087)

Total Institutional Service Class Shares	405,965	292,912

Institutional Class Shares
Proceeds from shares issued	90,809,901	75,386,475
Dividends reinvested	34,487,374	20,847,236
Cost of shares redeemed	(55,485,912)	(42,405,922)

Total Institutional Class Shares	69,811,363	53,827,789

Service Class Shares
Proceeds from shares issued	49,128,023	60,898,397
Dividends reinvested	72,167,585	51,983,383
Cost of shares redeemed	(209,753,504)	(174,965,324)

Total Service Class Shares	(88,457,896)	(62,083,544)

Change in net assets from capital transactions	$(31,957,636)	$(34,585,416)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,762,681	2,447,412
Reinvested	901,369	513,497
Redeemed	(3,717,379)	(2,969,388)

Total Class A Shares	(53,329)	(8,479)

Class C Shares
Issued	1,841,535	2,267,007
Reinvested	646,518	315,181
Redeemed	(2,696,300)	(2,360,085)

Total Class C Shares	(208,247)	222,103

Class R Shares
Issued	1,048,410	890,499
Reinvested	1,351,075	905,845
Redeemed	(3,492,129)	(4,449,427)

Total Class R Shares	(1,092,644)	(2,653,083)

Institutional Service Class Shares
Issued	158,821	367,155
Reinvested	24,238	14,262
Redeemed	(140,799)	(353,634)

Total Institutional Service Class Shares	42,260	27,783

Institutional Class Shares
Issued	9,148,533	6,888,712
Reinvested	3,568,702	1,926,913
Redeemed	(5,565,866)	(3,887,916)

Total Institutional Class Shares	7,151,369	4,927,709

43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,965,762	5,555,014
Reinvested	7,476,155	4,803,692
Redeemed	(21,299,575)	(16,044,972)

Total Service Class Shares	(8,857,658)	(5,686,266)

Total change in shares	(3,018,249)	(3,170,233)

The accompanying notes are an integral part of these financial statements.

44

Statement of Cash Flows

For the Year Ended October 31, 2016

Nationwide Investor Destinations Moderate Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$40,477,458
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(207,131,390)
Proceeds from disposition of affiliated investments	390,817,151
Reinvestment of dividend income from affiliates	(28,991,582)
Reinvestment of interest income from affiliates	(4,582,005)
Change in unrealized (appreciation)/depreciation from investments in affiliates	85,676,805
Reinvestment of net realized gain distributions from underlying affiliated funds	(55,721,672)
Net realized gain from investment transactions with affiliates	(45,620,418)
Decrease in receivable for investments sold	327,331
Increase in prepaid expenses	(1,064)
Decrease in investment advisory fees	(12,326)
Decrease in fund administration fees	(2,049)
Decrease in distribution fees	(44,370)
Decrease in administrative servicing fees	(16,498)
Increase in accounting and transfer agent fees	5,763
Increase in trustee fees	1,327
Increase in custodian fees	3,327
Decrease in compliance program costs	(27)
Increase in professional fees	2,359
Increase in printing fees	4,052
Increase in other payables	8,146

Net cash provided by operating activities	175,200,318

Cash flows used in financing activities:
Proceeds from shares issued	198,768,446
Cost of shares redeemed	(365,542,781)
Cash distributions paid to shareholders	(8,425,983)

Net cash used in financing activities	(175,200,318)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $134,588,268.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $89,295,259.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$10.78	0.16	0.10	0.26	(0.17)	(0.76)	(0.93)	$10.11	2.81%		$127,043,425	0.54%	1.60%	0.54%	18.69%
Year Ended October 31, 2015	$11.35	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.78	0.42%		$135,981,642	0.55%	1.68%	0.55%	12.98%
Year Ended October 31, 2014	$11.23	0.17	0.49	0.66	(0.19)	(0.35)	(0.54)	$11.35	6.08%		$143,271,556	0.54%	1.50%	0.54%	17.14%
Year Ended October 31, 2013	$9.93	0.17	1.36	1.53	(0.18)	(0.05)	(0.23)	$11.23	15.56%		$134,092,908	0.50%	1.58%	0.50%	32.04%
Year Ended October 31, 2012	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%		$114,304,018	0.49%	1.66%	0.49%	16.02%

Class C Shares
Year Ended October 31, 2016	$10.59	0.09	0.10	0.19	(0.10)	(0.76)	(0.86)	$9.92	2.11%	(g)	$124,781,047	1.26%	0.87%	1.26%	18.69%
Year Ended October 31, 2015	$11.17	0.10	(0.14)	(0.04)	(0.13)	(0.41)	(0.54)	$10.59	(0.39%	)(g)	$135,414,362	1.27%	0.95%	1.27%	12.98%
Year Ended October 31, 2014	$11.06	0.09	0.48	0.57	(0.11)	(0.35)	(0.46)	$11.17	5.39%		$140,221,911	1.24%	0.81%	1.24%	17.14%
Year Ended October 31, 2013	$9.79	0.09	1.33	1.42	(0.10)	(0.05)	(0.15)	$11.06	14.68%		$137,680,905	1.19%	0.89%	1.19%	32.04%
Year Ended October 31, 2012	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%		$124,362,072	1.20%	0.97%	1.20%	16.02%

Class R Shares (h)
Year Ended October 31, 2016	$10.54	0.13	0.10	0.23	(0.14)	(0.76)	(0.90)	$9.87	2.58%		$137,001,590	0.83%	1.31%	0.83%	18.69%
Year Ended October 31, 2015	$11.11	0.15	(0.13)	0.02	(0.18)	(0.41)	(0.59)	$10.54	0.15%		$157,858,210	0.82%	1.43%	0.82%	12.98%
Year Ended October 31, 2014	$11.00	0.14	0.47	0.61	(0.15)	(0.35)	(0.50)	$11.11	5.80%		$195,865,740	0.83%	1.23%	0.83%	17.14%
Year Ended October 31, 2013	$9.74	0.13	1.32	1.45	(0.14)	(0.05)	(0.19)	$11.00	15.06%		$207,910,628	0.84%	1.24%	0.84%	32.04%
Year Ended October 31, 2012	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%		$186,740,830	0.85%	1.31%	0.85%	16.02%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.73	0.19	0.09	0.28	(0.19)	(0.76)	(0.95)	$10.06	3.11%		$4,778,443	0.26%	1.86%	0.26%	18.69%
Year Ended October 31, 2015	$11.30	0.19	(0.11)	0.08	(0.24)	(0.41)	(0.65)	$10.73	0.69%		$4,642,375	0.30%	1.78%	0.30%	12.98%
Period Ended October 31, 2014 (i)	$11.03	0.09	0.28	0.37	(0.10)	–	(0.10)	$11.30	3.35%		$4,576,528	0.22%	1.16%	0.22%	17.14%

Amount	designated as “–” is zero or has been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

46

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Institutional Class Shares
Year Ended October 31, 2016	$10.74	0.19	0.10	0.29	(0.20)	(0.76)	(0.96)	$10.07	3.21%	$427,224,825	0.18%	1.95%	0.18%	18.69%
Year Ended October 31, 2015	$11.31	0.22	(0.13)	0.09	(0.25)	(0.41)	(0.66)	$10.74	0.81%	$378,818,840	0.18%	2.03%	0.18%	12.98%
Year Ended October 31, 2014	$11.19	0.21	0.49	0.70	(0.23)	(0.35)	(0.58)	$11.31	6.47%	$343,231,738	0.18%	1.84%	0.18%	17.14%
Year Ended October 31, 2013	$9.90	0.20	1.35	1.55	(0.21)	(0.05)	(0.26)	$11.19	15.86%	$284,753,727	0.20%	1.86%	0.20%	32.04%
Year Ended October 31, 2012	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%	$219,767,806	0.20%	1.95%	0.20%	16.02%

Service Class Shares
Year Ended October 31, 2016	$10.73	0.15	0.11	0.26	(0.16)	(0.76)	(0.92)	$10.07	2.88%	$720,411,875	0.58%	1.55%	0.58%	18.69%
Year Ended October 31, 2015	$11.30	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.73	0.39%	$863,020,205	0.58%	1.66%	0.58%	12.98%
Year Ended October 31, 2014	$11.18	0.16	0.49	0.65	(0.18)	(0.35)	(0.53)	$11.30	6.05%	$973,090,459	0.58%	1.48%	0.58%	17.14%
Year Ended October 31, 2013	$9.90	0.16	1.34	1.50	(0.17)	(0.05)	(0.22)	$11.18	15.30%	$992,441,693	0.60%	1.50%	0.60%	32.04%
Year Ended October 31, 2012	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%	$927,470,622	0.60%	1.56%	0.60%	16.02%

Amount	designated as “–” is zero or has been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

47

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2016, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 3.12% versus 3.58%% for its blended benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 25% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 573 funds as of October 31, 2016) was 3.08% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s positions in underlying fixed-income investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes. Emerging market stocks, which historically have been highly correlated with commodities, rebounded as commodities recovered during the reporting period; the MSCI Emerging Markets® Index returned 9.27% for the period.

U.S. and non-U.S. bonds also showed strength during the reporting period as expectations for rising interest rates remained low and investors chased higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yield declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Twelve of the Fund’s 13 underlying investments posted a positive return during the reporting period. The underlying Nationwide Bond Index Fund and the Nationwide Contract returned 4.16% and 3.18%, respectively, and given their large allocations within the Fund were the largest contributors to overall Fund returns for the reporting period. The only detractor from Fund returns during the reporting period was the underlying Nationwide International Index Fund, which registered -2.71%. International equities lagged domestic equity markets as investor uncertainty swirled around global monetary policy and the Brexit vote.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

During the reporting period, the Fund added two new underlying fund positions with investments in the Nationwide Amundi Global High Yield Fund in November 2015 and the Nationwide Emerging Markets Debt Fund in February 2016. Both investments produced positive overall returns for the Fund through the end of the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham* and Thomas R. Hickey Jr.

*	As of November 15, 2016.

48

Fund Commentary (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation†

Equity Funds	37.0%
Fixed Income Funds	34.1%
Fixed Contract	17.0%
Alternative Assets	12.0%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Holdings††

Nationwide Bond Index Fund, Institutional Class	20.0%
Nationwide Fixed Contract	17.0%
Nationwide International Index Fund, Institutional Class	11.0%
Nationwide S&P 500 Index Fund, Institutional Class	11.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	8.0%
Nationwide Portfolio Completion Fund, Institutional Class	8.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	6.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Amundi Global High Yield Fund, Institutional Class	3.0%
Other Holdings	5.0%
100.0%

Objective

The Fund seeks to maximize total investment return for a moderately conservative level of risk.

Highlights for the Year Ended October 31, 2016

•	Twelve of the Fund’s 13 underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•

The underlying Nationwide Bond Index Fund and the Nationwide Contract, which represented 37% of the Fund’s portfolio, posted positive returns and were the largest contributors to overall Fund performance

•	Although interest rates remain near zero, the Nationwide Contract, representing 17% of the Fund, yielded 3.18% and contributed 0.55% to overall Fund returns

•	The underlying Nationwide Portfolio Completion Fund added 0.35% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

50

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	3.11%	5.04%	4.07%
	w/SC2	(2.81)%	3.81%	3.46%
Class C	w/o SC1	2.47%	4.31%	3.34%
	w/SC3	1.49%	N/A	N/A
Class R4,5		2.88%	4.72%	3.73%
Institutional Service Class[4]		3.43%	N/A	2.86%	[6]
Institutional Class[4]		3.53%	5.40%	4.40%
Service Class[4]		3.12%	4.98%	3.97%
Bloomberg Barclays U.S. Aggregate Bond Index		4.37%	2.90%	4.64%
Blended Index		3.58%	6.32%	5.39%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.57%
Class R	1.14%
Institutional Service Class	0.61%
Institutional Class	0.49%
Service Class	0.89%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

51

Fund Performance (con’t.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 30% Russell 3000® Index, 35% BBgBarc U.S. Aggregate Bond Index, 10% MSCI EAFE® Index and 25% BBgBarc U.S. 1-3 Year Government/Credit Bond Index.

52

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,020.70	2.74	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.42	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,017.00	6.49	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.50	1.28
Class R Shares	Actual	(b)	1,000.00	1,019.00	4.31	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.86	4.32	0.85
Institutional Service Class Shares	Actual	(b)	1,000.00	1,021.90	1.52	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.63	1.53	0.30
Institutional Class Shares	Actual	(b)	1,000.00	1,023.20	1.02	0.20
	Hypothetical	(b)(c)	1,000.00	1,024.13	1.02	0.20
Service Class Shares	Actual	(b)	1,000.00	1,020.10	3.05	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.12	3.05	0.60

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

53

Statement of Investments

October 31, 2016

Nationwide Investor Destinations Moderately Conservative Fund

Investment Companies 83.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Amundi Global High Yield Fund, Institutional Class (a)	1,550,697	$16,065,222
Nationwide Emerging Markets Debt Fund, Institutional Class (a)	495,745	5,339,173
Nationwide Portfolio Completion Fund, Institutional Class * (a)	4,439,968	42,668,090

Total Alternative Assets (cost $63,322,336)		64,072,485

Equity Funds 37.0%
Nationwide International Index Fund, Institutional Class (a)	8,058,897	58,749,359
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,126,477	37,149,558
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,091,086	58,625,267
Nationwide Small Cap Index Fund, Institutional Class (a)	777,230	10,500,378
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,368,669	32,071,773

Total Equity Funds (cost $183,522,644)		197,096,335

Fixed Income Funds 34.1%
Nationwide Bond Index Fund, Institutional Class (a)	9,525,721	106,973,852
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,067,298	21,437,876
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	4,275,134	42,794,091
Nationwide Inflation-Protected Securities Fund, Institutional Class * (a)	1,081,623	10,729,704

Total Fixed Income Funds (cost $183,980,021)		181,935,523

Total Investment Companies (cost $430,825,001)		443,104,343

Fixed Contract 17.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$90,762,463	$90,762,463

Total Fixed Contract (cost $90,762,463)		90,762,463

Total Investments (cost $521,587,464) (d) — 100.1%		533,866,806
Liabilities in excess of other assets — (0.1)%		(287,230)

NET ASSETS — 100.0%		$533,579,576

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

54

Statement of Assets and Liabilities

October 31, 2016

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $521,587,464)	$533,866,806
Receivable for investments sold	891,401
Receivable for capital shares issued	59,109
Prepaid expenses	35,644

Total Assets	534,852,960

Liabilities:
Payable for capital shares redeemed	951,589
Accrued expenses and other payables:
Investment advisory fees	58,901
Fund administration fees	13,815
Distribution fees	132,150
Administrative servicing fees	68,669
Accounting and transfer agent fees	6,769
Trustee fees	1,867
Custodian fees	3,140
Compliance program costs (Note 3)	226
Professional fees	18,886
Printing fees	9,992
Other	7,380

Total Liabilities	1,273,384

Net Assets	$533,579,576

Represented by:
Capital	$512,450,374
Accumulated undistributed net investment income	654,317
Accumulated net realized gains from affiliated investments	8,195,543
Net unrealized appreciation/(depreciation) from investments in affiliates	12,279,342

Net Assets	$533,579,576

Net Assets:
Class A Shares	$54,037,826
Class C Shares	60,735,873
Class R Shares	57,969,013
Institutional Service Class Shares	3,300,780
Institutional Class Shares	150,948,313
Service Class Shares	206,587,771

Total	$533,579,576

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,328,712
Class C Shares	6,021,401
Class R Shares	5,706,330
Institutional Service Class Shares	323,278
Institutional Class Shares	14,730,176
Service Class Shares	20,249,854

Total	52,359,751

55

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.14
Class C Shares (b)	$10.09
Class R Shares	$10.16
Institutional Service Class Shares	$10.21
Institutional Class Shares	$10.25
Service Class Shares	$10.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

56

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$9,200,433
Interest income from affiliates	2,801,657

Total Income	12,002,090

EXPENSES:
Investment advisory fees	698,838
Fund administration fees	163,614
Distribution fees Class A	136,673
Distribution fees Class C	604,097
Distribution fees Class R	311,504
Distribution fees Service Class	553,628
Administrative servicing fees Class A	47,674
Administrative servicing fees Class C	45,740
Administrative servicing fees Class R	92,421
Administrative servicing fees Institutional Service Class	2,853
Administrative servicing fees Service Class	328,559
Registration and filing fees	75,075
Professional fees	36,701
Printing fees	17,813
Trustee fees	16,711
Custodian fees	20,219
Accounting and transfer agent fees	40,048
Compliance program costs (Note 3)	2,339
Other	23,517

Total Expenses	3,218,024

NET INVESTMENT INCOME	8,784,066

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	12,788,841
Net realized gains from investment transactions with affiliates	4,669,499

Net realized gains from affiliated investments	17,458,340

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,349,088)

Net realized/unrealized gains from affiliated investments	7,109,252

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,893,318

The accompanying notes are an integral part of these financial statements.

57

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$8,784,066	$9,576,251
Net realized gains from affiliated investments	17,458,340	21,601,733
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(10,349,088)	(26,084,151)

Change in net assets resulting from operations	15,893,318	5,093,833

Distributions to Shareholders From:
Net investment income:
Class A	(982,419)	(1,095,535)
Class C	(646,250)	(681,619)
Class R	(918,519)	(1,235,988)
Institutional Service Class	(58,599)	(53,930)
Institutional Class	(2,845,220)	(2,671,289)
Service Class	(3,771,804)	(4,931,524)
Net realized gains:
Class A	(1,789,237)	(1,291,485)
Class C	(1,936,721)	(1,218,189)
Class R	(2,084,564)	(1,773,871)
Institutional Service Class	(92,442)	(45,759)
Institutional Class	(3,982,056)	(2,484,438)
Service Class	(7,574,047)	(5,936,701)

Change in net assets from shareholder distributions	(26,681,878)	(23,420,328)

Change in net assets from capital transactions	(11,851,958)	(20,965,513)

Change in net assets	(22,640,518)	(39,292,008)

Net Assets:
Beginning of year	556,220,094	595,512,102

End of year	$533,579,576	$556,220,094

Accumulated undistributed net investment income at end of year	$654,317	$520,878

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,359,703	$15,048,518
Dividends reinvested	2,245,987	1,837,207
Cost of shares redeemed	(14,751,436)	(18,482,879)

Total Class A Shares	(145,746)	(1,597,154)

Class C Shares
Proceeds from shares issued	12,791,634	15,396,503
Dividends reinvested	1,809,170	1,237,674
Cost of shares redeemed	(12,753,512)	(10,080,767)

Total Class C Shares	1,847,292	6,553,410

Class R Shares
Proceeds from shares issued	8,275,823	5,735,651
Dividends reinvested	2,881,705	2,913,827
Cost of shares redeemed	(18,538,074)	(23,194,858)

Total Class R Shares	(7,380,546)	(14,545,380)

58

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,446,721	$2,532,516
Dividends reinvested	95,669	36,675
Cost of shares redeemed	(1,201,241)	(1,557,188)

Total Institutional Service Class Shares	341,149	1,012,003

Institutional Class Shares
Proceeds from shares issued	40,512,917	35,690,455
Dividends reinvested	6,827,276	5,155,426
Cost of shares redeemed	(20,174,154)	(22,834,577)

Total Institutional Class Shares	27,166,039	18,011,304

Service Class Shares
Proceeds from shares issued	24,468,456	26,255,449
Dividends reinvested	11,345,716	10,868,225
Cost of shares redeemed	(69,494,318)	(67,523,370)

Total Service Class Shares	(33,680,146)	(30,399,696)

Change in net assets from capital transactions	$(11,851,958)	$(20,965,513)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,234,697	1,436,288
Reinvested	228,732	176,915
Redeemed	(1,478,023)	(1,767,494)

Total Class A Shares	(14,594)	(154,291)

Class C Shares
Issued	1,281,176	1,479,142
Reinvested	185,291	119,624
Redeemed	(1,277,532)	(968,797)

Total Class C Shares	188,935	629,969

Class R Shares
Issued	829,820	546,501
Reinvested	293,150	279,949
Redeemed	(1,849,823)	(2,214,958)

Total Class R Shares	(726,853)	(1,388,508)

Institutional Service Class Shares
Issued	142,901	243,279
Reinvested	9,669	3,513
Redeemed	(120,099)	(148,524)

Total Institutional Service Class Shares	32,471	98,268

Institutional Class Shares
Issued	3,993,164	3,381,122
Reinvested	687,362	491,823
Redeemed	(1,986,094)	(2,163,330)

Total Institutional Class Shares	2,694,432	1,709,615

59

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,428,459	2,492,698
Reinvested	1,149,171	1,040,461
Redeemed	(6,917,839)	(6,418,783)

Total Service Class Shares	(3,340,209)	(2,885,624)

Total change in shares	(1,165,818)	(1,990,571)

The accompanying notes are an integral part of these financial statements.

60

Statement of Cash Flows

For the Year Ended October 31, 2016

Nationwide Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$15,893,318
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of affiliated investments	(80,974,968)
Proceeds from disposition of affiliated investments	122,607,347
Reinvestment of dividend income from affiliates	(9,200,433)
Reinvestment of interest income from affiliates	(2,801,657)
Change in unrealized (appreciation)/depreciation from investments in affiliates	10,349,088
Reinvestment of net realized gain distributions from underlying affiliated funds	(12,788,841)
Net realized gain from investment transactions with affiliates	(4,669,499)
Increase in receivable for investments sold	(430,947)
Increase in prepaid expenses	(1,257)
Decrease in investment advisory fees	(2,155)
Decrease in fund administration fees	(367)
Decrease in distribution fees	(10,144)
Decrease in administrative servicing fees	(8,999)
Increase in accounting and transfer agent fees	2,510
Increase in trustee fees	502
Increase in custodian fees	1,266
Increase in compliance program costs	7
Increase in professional fees	1,479
Increase in printing fees	3,458
Increase in other payables	7,012

Net cash provided by operating activities	37,976,720

Cash flows used in financing activities:
Proceeds from shares issued	100,274,578
Cost of shares redeemed	(136,774,943)
Cash distributions paid to shareholders	(1,476,355)

Net cash used in financing activities	(37,976,720)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $25,205,523.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $24,790,931.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

61

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$10.35	0.17	0.13	0.30	(0.18)	(0.33)	(0.51)	$10.14	3.11%	$54,037,826	0.54%	1.70%	0.54%	19.58%
Year Ended October 31, 2015	$10.68	0.18	(0.08)	0.10	(0.20)	(0.23)	(0.43)	$10.35	0.95%	$55,283,435	0.58%	1.70%	0.58%	13.81%
Year Ended October 31, 2014	$11.11	0.16	0.35	0.51	(0.18)	(0.76)	(0.94)	$10.68	4.95%	$58,734,361	0.57%	1.54%	0.57%	18.14%
Year Ended October 31, 2013	$10.46	0.17	0.81	0.98	(0.18)	(0.15)	(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%
Year Ended October 31, 2012	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%	$44,422,496	0.51%	1.80%	0.51%	20.61%

Class C Shares
Year Ended October 31, 2016	$10.29	0.10	0.14	0.24	(0.11)	(0.33)	(0.44)	$10.09	2.47%	$60,735,873	1.28%	0.95%	1.28%	19.58%
Year Ended October 31, 2015	$10.63	0.10	(0.08)	0.02	(0.13)	(0.23)	(0.36)	$10.29	0.15%	$60,039,930	1.28%	0.96%	1.28%	13.81%
Year Ended October 31, 2014	$11.07	0.09	0.34	0.43	(0.11)	(0.76)	(0.87)	$10.63	4.17%	$55,313,487	1.26%	0.84%	1.26%	18.14%
Year Ended October 31, 2013	$10.42	0.10	0.81	0.91	(0.11)	(0.15)	(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%
Year Ended October 31, 2012	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%	$41,368,353	1.22%	1.10%	1.22%	20.61%

Class R Shares (g)
Year Ended October 31, 2016	$10.36	0.14	0.14	0.28	(0.15)	(0.33)	(0.48)	$10.16	2.88%	$57,969,013	0.85%	1.39%	0.85%	19.58%
Year Ended October 31, 2015	$10.70	0.15	(0.09)	0.06	(0.17)	(0.23)	(0.40)	$10.36	0.57%	$66,666,515	0.84%	1.45%	0.84%	13.81%
Year Ended October 31, 2014	$11.13	0.13	0.35	0.48	(0.15)	(0.76)	(0.91)	$10.70	4.63%	$83,675,301	0.86%	1.27%	0.86%	18.14%
Year Ended October 31, 2013	$10.47	0.13	0.83	0.96	(0.15)	(0.15)	(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%
Year Ended October 31, 2012	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%	$85,855,793	0.86%	1.45%	0.86%	20.61%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.41	0.20	0.13	0.33	(0.20)	(0.33)	(0.53)	$10.21	3.43%	$3,300,780	0.30%	1.94%	0.30%	19.58%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.23)	(0.23)	(0.46)	$10.41	1.12%	$3,028,431	0.32%	1.84%	0.32%	13.81%
Period Ended October 31, 2014 (h)	$10.53	0.10	0.22	0.32	(0.10)	–	(0.10)	$10.75	3.06%	$2,070,270	0.24%	1.37%	0.24%	18.14%

Institutional Class Shares
Year Ended October 31, 2016	$10.45	0.21	0.13	0.34	(0.21)	(0.33)	(0.54)	$10.25	3.53%	$150,948,313	0.20%	2.02%	0.20%	19.58%
Year Ended October 31, 2015	$10.79	0.22	(0.09)	0.13	(0.24)	(0.23)	(0.47)	$10.45	1.23%	$125,766,263	0.20%	2.04%	0.20%	13.81%
Year Ended October 31, 2014	$11.21	0.20	0.36	0.56	(0.22)	(0.76)	(0.98)	$10.79	5.38%	$111,372,125	0.21%	1.89%	0.21%	18.14%
Year Ended October 31, 2013	$10.55	0.20	0.82	1.02	(0.21)	(0.15)	(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%
Year Ended October 31, 2012	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%	$70,457,429	0.22%	2.09%	0.22%	20.61%

Service Class Shares
Year Ended October 31, 2016	$10.40	0.16	0.14	0.30	(0.17)	(0.33)	(0.50)	$10.20	3.12%	$206,587,771	0.60%	1.63%	0.60%	19.58%
Year Ended October 31, 2015	$10.74	0.18	(0.09)	0.09	(0.20)	(0.23)	(0.43)	$10.40	0.82%	$245,435,520	0.60%	1.67%	0.60%	13.81%
Year Ended October 31, 2014	$11.17	0.16	0.34	0.50	(0.17)	(0.76)	(0.93)	$10.74	4.88%	$284,346,558	0.61%	1.52%	0.61%	18.14%
Year Ended October 31, 2013	$10.51	0.16	0.82	0.98	(0.17)	(0.15)	(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%
Year Ended October 31, 2012	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%	$303,997,111	0.62%	1.70%	0.62%	20.61%

Amount designated as “–” is zero or has been rounded to zero

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

62

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2016, the Nationwide Investor Destinations Conservative Fund (Class A at NAV*) returned 3.31% versus 3.98% for its blended benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Barclays U.S. Aggregate Bond Index, 35% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 361 funds as of October 31, 2016) was 3.25% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s positions in underlying fixed-income investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index (S&P 500) returned 4.51% for the 12 months ended October 31, 2016, driven largely by returns from the technology and consumer staples sectors. U.S. mid-capitalization stocks also posted positive results during the reporting period, with the S&P MidCap 400® Index returning 6.26%, which surpassed the returns of both large-cap and small-cap indexes. Emerging market stocks, which historically have been highly correlated with commodities, rebounded as commodities recovered during the reporting period; the MSCI Emerging Markets® Index returned 9.27% for the period.

U.S. and non-U.S. bonds also showed strength during the reporting period as expectations for rising interest rates remained low and investors chased higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 4.37% as U.S. Treasury yield declined during the period, thereby helping both U.S. Treasuries and corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch U.S. High Yield Index returned 10.16% for the reporting period. The S&P/Citigroup International Treasury Bond Ex-U.S. Index (which tracks sovereign debt in non-U.S. developed markets) returned 6.13% during the period.

Twelve of the Fund’s 13 underlying investments posted a positive return during the reporting period. The underlying Nationwide Bond Index Fund and the Nationwide Contract returned 4.16% and 3.18%, respectively, and given their large allocations within the Fund were the largest contributors to overall Fund returns for the reporting period. The only detractor from Fund returns for the period was the underlying Nationwide International Index Fund, which registered -2.71%. International equities lagged domestic equity markets as investor uncertainty swirled around global monetary policy and the Brexit vote.

The underlying Nationwide Portfolio Completion Fund (Portfolio Completion Fund) was a significant contributor to overall Fund performance during the reporting period, posting a return of 4.34%. The Portfolio Completion Fund comprises six sleeves of alternative asset classes, namely international bonds, U.S. high-yield bonds, emerging market bonds, commodities, global real estate stocks and emerging market stocks. The performance of the Portfolio Completion Fund was driven mostly by its allocations to international bonds, emerging market bonds and emerging market stocks.

During the reporting period, the Fund added two new underlying fund positions with investments in the Nationwide Amundi Global High Yield Fund in November 2015 and the Nationwide Emerging Markets Debt Fund in February 2016. Both investments produced positive overall returns for the Fund through the end of the reporting period.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham** and Thomas R. Hickey Jr.

*	Performance is shown for the Fund’s Class A because that share class now has more assets than the Fund’s Service Class (which was previously shown for performance reporting).

63

Fund Commentary (con’t.)	Nationwide Investor Destinations Conservative Fund

**	As of November 15, 2016.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk — if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

64

Fund Overview	Nationwide Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	49.0%
Fixed Contract	24.0%
Equity Funds	17.0%
Alternative Assets	10.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Institutional Class	27.0%
Nationwide Fixed Contract	24.0%
Nationwide HighMark Short Term Bond Fund, Institutional Class	14.0%
Nationwide Portfolio Completion Fund, Institutional Class	7.0%
Nationwide Ziegler Equity Income Fund, Institutional Class	5.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	4.0%
Nationwide Core Plus Bond Fund, Institutional Class	4.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	4.0%
Nationwide International Index Fund, Institutional Class	4.0%
Nationwide S&P 500 Index Fund, Institutional Class	3.0%
Other Holdings	4.0%
100.0%

Objective

The Fund seeks to maximize total investment return for a conservative level of risk.

Highlights for the Year Ended October 31, 2016

•	Twelve of the Fund’s 13 underlying investments posted a positive return; the only detractor from Fund returns was the underlying Nationwide International Index Fund, which registered -2.71%

•	Although interest rates remained near zero, the underlying Nationwide Contract, which represented 24% of the Fund’s investments, yielded 3.18% and contributed 0.76% to overall Fund returns

•	The underlying Nationwide Portfolio Completion Fund added 0.30% to overall Fund performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

65

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	3.31%	3.39%	3.46%
	w/ SC2	(2.64)%	2.17%	2.85%
Class C	w/o SC1	2.58%	2.66%	2.72%
	w/SC3	1.58%	N/A	N/A
Class R4,5		2.97%	3.06%	3.12%
Institutional Service Class[4]		3.55%	N/A	2.71%	[6]
Institutional Class[4]		3.63%	3.72%	3.78%
Service Class[4]		3.22%	3.31%	3.36%
Bloomberg Barclays U.S. Aggregate Bond Index		4.37%	2.90%	4.64%
Blended Index		3.98%	4.62%	5.08%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.82%
Class C	1.56%
Class R	1.13%
Institutional Service Class	0.58%
Institutional Class	0.48%
Service Class	0.88%

^	Current effective prospectus dated March 1, 2016. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

66

Fund Performance (con’t.)	Nationwide Investor Destinations Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 15% Russell 3000® Index, 40% BBgBarc U.S. Aggregate Bond Index, 5% MSCI EAFE® Index, 35% BBgBarc U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

67

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16(a)	Expense Ratio During Period (%) 05/01/16 - 10/31/16(a)
Class A Shares	Actual	(b)	1,000.00	1,017.30	2.74	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.42	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,013.70	6.48	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.50	1.28
Class R Shares	Actual	(b)	1,000.00	1,015.60	4.31	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.86	4.32	0.85
Institutional Service Class Shares	Actual	(b)	1,000.00	1,018.40	1.47	0.29
	Hypothetical	(b)(c)	1,000.00	1,023.68	1.48	0.29
Institutional Class Shares	Actual	(b)	1,000.00	1,018.80	1.01	0.20
	Hypothetical	(b)(c)	1,000.00	1,024.13	1.02	0.20
Service Class Shares	Actual	(b)	1,000.00	1,016.80	3.04	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.12	3.05	0.60

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

68

Statement of Investments

October 31, 2016

Nationwide Investor Destinations Conservative Fund

Investment Companies 76.0%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Amundi Global High Yield Fund, Institutional Class (a)	1,394,246	$14,444,386
Nationwide Emerging Markets Debt Fund, Institutional Class (a)	669,913	7,214,962
Nationwide Portfolio Completion Fund, Institutional Class* (a)	5,261,264	50,560,744

Total Alternative Assets (cost $70,946,478)		72,220,092

Equity Funds 17.0%
Nationwide International Index Fund, Institutional Class (a)	3,963,663	28,895,104
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,660,269	29,004,892
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,511,146	21,654,724
Nationwide Small Cap Index Fund, Institutional Class (a)	533,596	7,208,876
Nationwide Ziegler Equity Income Fund, Institutional Class (a)	2,666,745	36,107,734

Total Equity Funds (cost $119,449,967)		122,871,330

Fixed Income Funds 49.0%
Nationwide Bond Index Fund, Institutional Class (a)	17,404,846	195,456,426
Nationwide Core Plus Bond Fund, Institutional Class (a)	2,792,572	28,958,968
Nationwide HighMark Short Term Bond Fund, Institutional Class (a)	10,118,523	101,286,418
Nationwide Inflation-Protected Securities Fund, Institutional Class* (a)	2,914,694	28,913,762

Total Fixed Income Funds (cost $356,177,387)		354,615,574

Total Investment Companies (cost $546,573,832)		549,706,996

Fixed Contract 24.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.05% (a)(b)(c)	$173,505,349	$173,505,349

Total Fixed Contract (cost $173,505,349)		173,505,349

Total Investments (cost $720,079,181) (d) — 100.0%		723,212,345
Other assets in excess of liabilities — 0.0% †		108,181

NET ASSETS — 100.0%		$723,320,526

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Fair valued security.

(c)	The Nationwide Fixed Contract interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

69

Statement of Assets and Liabilities

October 31, 2016

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $720,079,181)	$723,212,345
Receivable for capital shares issued	1,419,657
Prepaid expenses	36,972

Total Assets	724,668,974

Liabilities:
Payable for investments purchased	265,127
Payable for capital shares redeemed	636,627
Accrued expenses and other payables:
Investment advisory fees	77,990
Fund administration fees	16,972
Distribution fees	207,758
Administrative servicing fees	90,722
Accounting and transfer agent fees	7,545
Trustee fees	2,423
Custodian fees	3,613
Compliance program costs (Note 3)	269
Professional fees	19,422
Printing fees	12,136
Other	7,844

Total Liabilities	1,348,448

Net Assets	$723,320,526

Represented by:
Capital	$715,038,139
Accumulated undistributed net investment income	1,107,874
Accumulated net realized gains from affiliated investments	4,041,349
Net unrealized appreciation/(depreciation) from investments in affiliates	3,133,164

Net Assets	$723,320,526

Net Assets:
Class A Shares	$155,015,063
Class C Shares	148,901,612
Class R Shares	46,395,556
Institutional Service Class Shares	115,594,654
Institutional Class Shares	105,411,080
Service Class Shares	152,002,561

Total	$723,320,526

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,258,300
Class C Shares	14,731,234
Class R Shares	4,577,020
Institutional Service Class Shares	11,345,260
Institutional Class Shares	10,322,663
Service Class Shares	14,916,439

Total	71,150,916

70

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.16
Class C Shares (b)	$10.11
Class R Shares	$10.14
Institutional Service Class Shares	$10.19
Institutional Class Shares	$10.21
Service Class Shares	$10.19
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.78

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

71

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$8,965,355
Interest income from affiliates	4,556,663

Total Income	13,522,018

EXPENSES:
Investment advisory fees	792,478
Fund administration fees	179,081
Distribution fees Class A	300,005
Distribution fees Class C	1,272,641
Distribution fees Class R	201,040
Distribution fees Service Class	394,102
Administrative servicing fees Class A	105,297
Administrative servicing fees Class C	99,267
Administrative servicing fees Class R	59,602
Administrative servicing fees Institutional Service Class	72,934
Administrative servicing fees Service Class	228,806
Registration and filing fees	81,944
Professional fees	39,634
Printing fees	32,526
Trustee fees	19,175
Custodian fees	23,119
Accounting and transfer agent fees	46,678
Compliance program costs (Note 3)	2,755
Other	25,887

Total Expenses	3,976,971

NET INVESTMENT INCOME	9,545,047

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,099,860
Net realized gains from investment transactions with affiliates	241,304

Net realized gains from affiliated investments	6,341,164

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,019,936

Net realized/unrealized gains from affiliated investments	9,361,100

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,906,147

The accompanying notes are an integral part of these financial statements.

72

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$9,545,047	$7,886,473
Net realized gains from affiliated investments	6,341,164	7,493,952
Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,019,936	(11,238,820)

Change in net assets resulting from operations	18,906,147	4,141,605

Distributions to Shareholders From:
Net investment income:
Class A	(2,014,634)	(1,466,599)
Class C	(1,288,009)	(991,519)
Class R	(562,641)	(723,432)
Institutional Service Class	(1,466,219)	(473,886)
Institutional Class	(1,776,146)	(1,619,267)
Service Class	(2,593,937)	(3,242,327)
Net realized gains:
Class A	(1,162,677)	(523,127)
Class C	(1,467,611)	(521,314)
Class R	(530,642)	(330,763)
Institutional Service Class	(662,272)	(108,727)
Institutional Class	(1,042,945)	(462,873)
Service Class	(2,120,545)	(1,254,724)

Change in net assets from shareholder distributions	(16,688,278)	(11,718,558)

Change in net assets from capital transactions	174,972,733	81,305,812

Change in net assets	177,190,602	73,728,859

Net Assets:
Beginning of year	546,129,924	472,401,065

End of year	$723,320,526	$546,129,924

Accumulated undistributed net investment income at end of year	$1,107,874	$717,494

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$108,679,689	$43,846,332
Dividends reinvested	2,635,437	1,731,656
Cost of shares redeemed	(46,685,085)	(36,090,466)

Total Class A Shares	64,630,041	9,487,522

Class C Shares
Proceeds from shares issued	62,710,612	56,416,317
Dividends reinvested	2,143,529	1,097,750
Cost of shares redeemed	(27,331,904)	(17,473,571)

Total Class C Shares	37,522,237	40,040,496

Class R Shares
Proceeds from shares issued	17,644,096	5,612,488
Dividends reinvested	1,076,184	1,038,886
Cost of shares redeemed	(14,824,636)	(15,365,211)

Total Class R Shares	3,895,644	(8,713,837)

73

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$89,110,385	$42,971,110
Dividends reinvested	1,290,687	304,967
Cost of shares redeemed	(21,559,535)	(10,489,751)

Total Institutional Service Class Shares	68,841,537	32,786,326

Institutional Class Shares
Proceeds from shares issued	51,733,376	39,834,695
Dividends reinvested	2,818,827	2,079,757
Cost of shares redeemed	(32,985,044)	(26,338,763)

Total Institutional Class Shares	21,567,159	15,575,689

Service Class Shares
Proceeds from shares issued	28,350,064	45,022,914
Dividends reinvested	4,713,118	4,496,137
Cost of shares redeemed	(54,547,067)	(57,389,435)

Total Service Class Shares	(21,483,885)	(7,870,384)

Change in net assets from capital transactions	$174,972,733	$81,305,812

SHARE TRANSACTIONS:
Class A Shares
Issued	10,813,804	4,295,969
Reinvested	265,190	170,469
Redeemed	(4,651,491)	(3,529,602)

Total Class A Shares	6,427,503	936,836

Class C Shares
Issued	6,261,341	5,550,664
Reinvested	217,199	108,468
Redeemed	(2,736,451)	(1,720,860)

Total Class C Shares	3,742,089	3,938,272

Class R Shares
Issued	1,747,221	550,323
Reinvested	108,824	102,401
Redeemed	(1,479,146)	(1,510,525)

Total Class R Shares	376,899	(857,801)

Institutional Service Class Shares
Issued	8,830,046	4,217,931
Reinvested	129,184	30,009
Redeemed	(2,142,006)	(1,023,868)

Total Institutional Service Class Shares	6,817,224	3,224,072

Institutional Class Shares
Issued	5,084,687	3,884,374
Reinvested	282,375	203,953
Redeemed	(3,255,544)	(2,569,936)

Total Institutional Class Shares	2,111,518	1,518,391

74

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,807,268	4,390,452
Reinvested	473,958	441,169
Redeemed	(5,425,238)	(5,606,664)

Total Service Class Shares	(2,144,012)	(775,043)

Total change in shares	17,331,221	7,984,727

The accompanying notes are an integral part of these financial statements.

75

Statement of Cash Flows

For the Year Ended October 31, 2016

Nationwide Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$18,906,147
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of affiliated investments	(245,927,023)
Proceeds from disposition of affiliated investments	90,901,327
Reinvestment of dividend income from affiliates	(8,965,355)
Reinvestment of interest income from affiliates	(4,556,663)
Change in unrealized (appreciation)/depreciation from investments in affiliates	(3,019,936)
Reinvestment of net realized gain distributions from underlying affiliated funds	(6,099,860)
Net realized gain from investment transactions with affiliates	(241,304)
Decrease in prepaid expenses	765
Decrease in payable for investments purchased	(167,180)
Increase in investment advisory fees	18,590
Increase in fund administration fees	3,063
Increase in distribution fees	41,715
Increase in administrative servicing fees	21,273
Increase in accounting and transfer agent fees	3,213
Increase in trustee fees	1,096
Increase in custodian fees	2,167
Increase in compliance program costs	77
Increase in professional fees	2,574
Increase in printing fees	4,043
Increase in other payables	7,357

Net cash used in operating activities	(159,063,914)

Cash flows provided by financing activities:
Proceeds from shares issued	358,972,227
Cost of shares redeemed	(197,897,817)
Cash distributions paid to shareholders	(2,010,496)

Net cash provided by financing activities	159,063,914

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $14,677,782.

Non-cash operating activities included herein include reinvestments of dividend income from affiliates, interest income from affiliates, and net realized gain distributions from affiliates of $19,621,878.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

76

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$10.14	0.17	0.16	0.33	(0.18)	(0.13)	(0.31)	$10.16	3.31%	$155,015,063	0.54%	1.67%	0.54%	14.83%
Year Ended October 31, 2015	$10.30	0.17	(0.08)	0.09	(0.18)	(0.07)	(0.25)	$10.14	0.91%	$89,550,546	0.55%	1.69%	0.55%	15.91%
Year Ended October 31, 2014	$10.62	0.15	0.22	0.37	(0.17)	(0.52)	(0.69)	$10.30	3.70%	$81,289,282	0.57%	1.51%	0.57%	25.03%
Year Ended October 31, 2013	$10.55	0.16	0.27	0.43	(0.18)	(0.18)	(0.36)	$10.62	4.17%	$61,383,390	0.55%	1.57%	0.55%	39.16%
Year Ended October 31, 2012	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%	$51,231,565	0.52%	1.87%	0.52%	15.75%

Class C Shares
Year Ended October 31, 2016	$10.09	0.09	0.16	0.25	(0.10)	(0.13)	(0.23)	$10.11	2.58%	$148,901,612	1.28%	0.94%	1.28%	14.83%
Year Ended October 31, 2015	$10.25	0.09	(0.07)	0.02	(0.11)	(0.07)	(0.18)	$10.09	0.21%	$110,901,426	1.29%	0.92%	1.29%	15.91%
Year Ended October 31, 2014	$10.58	0.08	0.21	0.29	(0.10)	(0.52)	(0.62)	$10.25	2.91%	$72,301,458	1.27%	0.81%	1.27%	25.03%
Year Ended October 31, 2013	$10.51	0.09	0.27	0.36	(0.11)	(0.18)	(0.29)	$10.58	3.49%	$50,139,130	1.23%	0.87%	1.23%	39.16%
Year Ended October 31, 2012	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%	$43,051,481	1.23%	1.17%	1.23%	15.75%

Class R Shares (g)
Year Ended October 31, 2016	$10.12	0.14	0.15	0.29	(0.14)	(0.13)	(0.27)	$10.14	2.97%	$46,395,556	0.85%	1.37%	0.85%	14.83%
Year Ended October 31, 2015	$10.27	0.14	(0.07)	0.07	(0.15)	(0.07)	(0.22)	$10.12	0.67%	$42,487,159	0.86%	1.39%	0.86%	15.91%
Year Ended October 31, 2014	$10.60	0.13	0.19	0.32	(0.13)	(0.52)	(0.65)	$10.27	3.28%	$51,948,486	0.87%	1.23%	0.87%	25.03%
Year Ended October 31, 2013	$10.52	0.13	0.27	0.40	(0.14)	(0.18)	(0.32)	$10.60	3.92%	$58,782,811	0.88%	1.24%	0.88%	39.16%
Year Ended October 31, 2012	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%	$64,893,180	0.88%	1.52%	0.88%	15.75%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.17	0.19	0.16	0.35	(0.20)	(0.13)	(0.33)	$10.19	3.55%	$115,594,654	0.30%	1.90%	0.30%	14.83%
Year Ended October 31, 2015	$10.33	0.19	(0.07)	0.12	(0.21)	(0.07)	(0.28)	$10.17	1.17%	$46,044,533	0.31%	1.87%	0.31%	15.91%
Period Ended October 31, 2014 (h)	$10.18	0.11	0.14	0.25	(0.10)	–	(0.10)	$10.33	2.51%	$13,465,257	0.25%	1.64%	0.25%	25.03%

Institutional Class Shares
Year Ended October 31, 2016	$10.19	0.20	0.16	0.36	(0.21)	(0.13)	(0.34)	$10.21	3.63%	$105,411,080	0.20%	2.02%	0.20%	14.83%
Year Ended October 31, 2015	$10.35	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.19	1.25%	$83,673,339	0.21%	2.02%	0.21%	15.91%
Year Ended October 31, 2014	$10.67	0.19	0.21	0.40	(0.20)	(0.52)	(0.72)	$10.35	4.04%	$69,248,334	0.22%	1.87%	0.22%	25.03%
Year Ended October 31, 2013	$10.59	0.20	0.27	0.47	(0.21)	(0.18)	(0.39)	$10.67	4.58%	$63,938,645	0.23%	1.86%	0.23%	39.16%
Year Ended October 31, 2012	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%	$47,775,938	0.23%	2.16%	0.23%	15.75%

Service Class Shares
Year Ended October 31, 2016	$10.17	0.16	0.16	0.32	(0.17)	(0.13)	(0.30)	$10.19	3.22%	$152,002,561	0.60%	1.63%	0.60%	14.83%
Year Ended October 31, 2015	$10.32	0.17	(0.07)	0.10	(0.18)	(0.07)	(0.25)	$10.17	0.94%	$173,472,921	0.61%	1.63%	0.61%	15.91%
Year Ended October 31, 2014	$10.65	0.15	0.20	0.35	(0.16)	(0.52)	(0.68)	$10.32	3.52%	$184,148,248	0.63%	1.48%	0.63%	25.03%
Year Ended October 31, 2013	$10.57	0.16	0.27	0.43	(0.17)	(0.18)	(0.35)	$10.65	4.16%	$194,028,941	0.63%	1.49%	0.63%	39.16%
Year Ended October 31, 2012	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%	$221,292,727	0.63%	1.77%	0.63%	15.75%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

77

Notes to Financial Statements

October 31, 2016

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund of funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Service Class, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act and may have additional investment and concentration risks.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair

78

Notes to Financial Statements (Continued)

October 31, 2016

value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund and are generally categorized as Level 1 investments within the hierarchy.

Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative currently invest in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by NLIC. This contract has a stable principal value and pays a Fund a rate of interest, which is currently adjusted on a quarterly basis. For the period from November 1, 2015 through December 31, 2015, the rate was 3.30%. For the period from January 1, 2016 through March 31, 2016, the rate was 3.25%. For the period from April 1, 2016 through June 30, 2016, the rate was 3.15%. For the period from July 1, 2016 through September 30, 2016, the rate was 3.10%. For the period from October 1, 2016 through October 31, 2016, the rate was 3.05%. From November 1, 2016 through March 31, 2017, the rate will be no less than 1.50% per annum. Effective April 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Fixed Contract at its discretion. Because the contract is guaranteed by NLIC, assuming no default, a Fund receives no more or less than the guaranteed principal amount. NFA can redeem on a daily basis at par all or a portion of each Fund’s investment in the Nationwide Fixed Contract. The interest credited to each Fund on a daily basis is reinvested in the Nationwide Fixed Contract. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At October 31, 2016, 100% of the market value of Investor Destinations Aggressive and Investor Destinations Moderately Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2016. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$154,504,298	$154,504,298
Investment Companies	1,387,539,865	—	—	1,387,539,865
Total	$1,387,539,865	$—	$154,504,298	$1,542,044,163

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Notes to Financial Statements (Continued)

October 31, 2016

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$90,762,463	$90,762,463
Investment Companies	443,104,343	—	—	443,104,343
Total	$443,104,343	$—	$90,762,463	$533,866,806

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$—	$173,505,349	$173,505,349
Investment Companies	549,706,996	—	—	549,706,996
Total	$549,706,996	$—	$173,505,349	$723,212,345

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderate

	Fixed Contract	Total
Balance as of 10/31/15	$134,243,622	$134,243,622
Purchases*	40,329,209	40,329,209
Sales	(20,068,533)	(20,068,533)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$154,504,298	$154,504,298

Investor Destinations Moderately Conservative

	Fixed Contract	Total
Balance as of 10/31/15	$88,609,884	$88,609,884
Purchases*	13,694,557	13,694,557
Sales	(11,541,978)	(11,541,978)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$90,762,463	$90,762,463

80

Notes to Financial Statements (Continued)

October 31, 2016

Investor Destinations Conservative

	Fixed Contract	Total
Balance as of 10/31/15	$130,435,078	$130,435,078
Purchases*	54,131,510	54,131,510
Sales	(11,061,239)	(11,061,239)
Change in Net Appreciation/(Depreciation)	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$173,505,349	$173,505,349

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Fixed Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	3.05% - 3.30%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

*	NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Fixed Contract on a daily basis at par. The Funds cannot assign or transfer their interest in the Nationwide Fixed Contract to any party. If a Fund transferred its interest in the Nationwide Fixed Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or NLIC have the ability to terminate their investments in the Nationwide Fixed Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

The following are the valuation policies of the Underlying Funds:

Securities for which market-based quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

81

Notes to Financial Statements (Continued)

October 31, 2016

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, a Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. A Fund can request prepayment from the issuer at any time. A Fund records a realized gain or loss when a note matures or is sold.

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interests components of the note. Commodity-linked notes are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to- maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

82

Notes to Financial Statements (Continued)

October 31, 2016

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2016 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Investor Destinations Aggressive	$—	$1,394,473	$(1,394,473)
Investor Destinations Moderately Aggressive	—	2,096,966	(2,096,966)
Investor Destinations Moderate	—	1,598,095	(1,598,095)
Investor Destinations Moderately Conservative	—	572,184	(572,184)
Investor Destinations Conservative	—	546,919	(546,919)

Amounts designated as “—” are zero or have been rounded to zero.

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

83

Notes to Financial Statements (Continued)

October 31, 2016

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the year ended October 31, 2016, the Funds’ effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until March 31, 2017.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of

84

Notes to Financial Statements (Continued)

October 31, 2016

amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2016, the Funds had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2016, NFM received $1,443,379 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2016, the Funds’ aggregate portion of such costs amounted to $24,397.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.50% of Class R shares, and 0.25% of Service Class shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2016, the Funds imposed front-end sales charges of $1,925,058. From these fees, NFD retained a portion amounting to $229,164.

85

Notes to Financial Statements (Continued)

October 31, 2016

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2016, the Funds imposed CDSCs of $19,986. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at cost at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each Fund.

For the year ended October 31, 2016, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.11%	0.09%	0.15%	0.11%	0.15%
Investor Destinations Moderately Aggressive	0.11	0.09	0.15	0.10	0.15
Investor Destinations Moderate	0.11	0.08	0.15	0.08	0.15
Investor Destinations Moderately Conservative	0.09	0.08	0.15	0.10	0.15
Investor Destinations Conservative	0.09	0.08	0.15	0.09	0.15

For the year ended October 31, 2016, each Fund’s total administrative services fees were as follows:

Fund	Amount
Investor Destinations Aggressive	$1,274,307
Investor Destinations Moderately Aggressive	1,988,667
Investor Destinations Moderate	1,627,423
Investor Destinations Moderately Conservative	517,247
Investor Destinations Conservative	565,906

As of October 31, 2016, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	41.32%
Investor Destinations Moderately Aggressive	34.13
Investor Destinations Moderate	28.64
Investor Destinations Moderately Conservative	20.90
Investor Destinations Conservative	9.49

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

86

Notes to Financial Statements (Continued)

October 31, 2016

4. Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the Underlying Funds, and each of the Funds can invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended October 31, 2016 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund(a)	$—	$37,270,114	$5,622,798	$32,757,659	3,161,936	$1,716,712	$(95,421)	$—
Nationwide Bailard Emerging Markets Equity Fund	32,522,660	3,910,317	5,839,611	32,767,230	3,612,705	365,709	(1,439,451)	—
Nationwide Emerging Markets Debt Fund(b)	—	21,104,529	749,415	21,948,111	2,037,893	617,045	58,763	—
Nationwide Portfolio Completion Fund	115,072,270	2,231,476	33,010,218	86,862,828	9,038,796	—	(2,794,377)	—
Nationwide International Index Fund	324,530,286	29,621,213	20,563,410	314,064,335	43,081,527	9,219,345	3,189,142	2,827,126
Nationwide Mid Cap Market Index Fund	162,679,062	19,659,338	20,374,999	151,384,446	8,665,395	1,823,325	5,930,922	17,336,183
Nationwide S&P 500 Index Fund	341,125,091	47,526,216	42,744,125	324,883,454	22,671,560	6,229,302	14,341,523	28,588,759
Nationwide Small Cap Index Fund	137,598,827	18,376,514	28,291,658	117,243,876	8,678,303	1,559,912	11,391,104	13,237,188
Nationwide Bond Index Fund	23,534,389	—	23,449,657	—	—	6,164	(1,006,247)	—
Nationwide Core Plus Bond Fund	23,648,550	128,155	23,656,740	—	—	126,375	(73,569)	1,862

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares at October 31, 2016	Dividend Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund(a)	$—	$59,956,117	$8,808,117	$53,045,911	5,120,262	$2,802,644	$(55,967)	$—
Nationwide Bailard Emerging Markets Equity Fund	35,349,397	4,008,666	6,279,443	35,465,894	3,910,242	397,035	(1,487,400)	—
Nationwide Emerging Markets Debt Fund(b)	—	34,984,690	2,150,785	35,472,507	3,293,640	1,014,543	159,779	—
Nationwide Portfolio Completion Fund	226,643,889	2,261,664	58,575,953	176,059,740	18,320,472	—	(4,758,785)	—
Nationwide International Index Fund	474,160,821	43,991,760	32,789,532	457,234,206	62,720,742	13,481,307	6,363,393	4,132,141
Nationwide Mid Cap Market Index Fund	228,502,636	29,020,859	32,657,533	210,351,585	12,040,732	2,555,400	16,460,736	24,302,127
Nationwide S&P 500 Index Fund	479,353,115	50,411,079	59,586,586	439,618,133	30,678,167	8,644,500	19,298,474	40,306,870
Nationwide Small Cap Index Fund	169,053,219	24,024,312	41,472,783	138,234,493	10,232,013	1,888,782	1,971,894	16,285,179
Nationwide Ziegler Equity Income Fund	39,403,984	17,698,104	5,513,074	53,045,911	3,917,719	1,342,499	618,557	605,792
Nationwide Bond Index Fund	150,557,027	5,417,136	68,303,022	88,362,832	7,868,462	2,179,907	(3,448,512)	526,814
Nationwide Core Plus Bond Fund	94,969,982	3,099,320	28,204,884	70,816,061	6,828,936	2,522,068	(80,744)	14,692

87

Notes to Financial Statements (Continued)

October 31, 2016

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund(a)	$—	$53,573,521	$8,712,779	$46,522,076	4,490,548	$2,466,818	$(81,560)	$—
Nationwide Bailard Emerging Markets Equity Fund	15,518,055	1,918,239	2,835,761	15,701,221	1,731,116	169,384	(671,999)	—
Nationwide Emerging Markets Debt Fund(b)	—	31,277,789	2,431,287	31,183,628	2,895,416	894,837	158,012	—
Nationwide Portfolio Completion Fund	233,950,712	1,602,061	70,944,064	169,878,334	17,677,246	—	(5,670,462)	—
Nationwide International Index Fund	299,517,570	39,336,019	29,466,592	292,110,780	40,070,066	8,588,561	9,701,435	2,625,167
Nationwide Mid Cap Market Index Fund	150,815,601	34,555,239	24,285,662	153,475,692	8,785,100	1,781,996	11,249,672	16,093,267
Nationwide S&P 500 Index Fund	322,280,564	35,455,110	72,032,670	262,022,936	18,284,922	5,515,523	29,913,320	27,288,999
Nationwide Small Cap Index Fund	82,798,593	11,246,079	26,230,537	60,220,049	4,457,443	883,356	4,920,496	7,978,328
Nationwide Ziegler Equity Income Fund	52,013,557	32,297,125	9,622,958	77,347,474	5,712,517	1,916,457	1,069,891	792,399
Nationwide Bond Index Fund	199,472,906	11,540,846	57,673,708	154,802,511	13,784,729	3,823,478	(3,327,310)	933,017
Nationwide Core Plus Bond Fund	84,181,069	2,080,336	24,998,245	62,186,321	5,996,752	2,069,841	16,456	10,495
Nationwide Highmark Short Term Bond Fund	67,578,938	1,215,076	6,910,973	62,088,843	6,202,682	881,331	(95,779)	—
Nationwide Inflation-Protected Securities Fund	34,119,865	—	34,603,382	—	—	—	(1,561,754)	—
Nationwide Fixed Contract	134,243,622	40,329,209	20,068,533	154,504,298	154,504,298	4,582,005	—	—

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund(a)	$—	$17,909,057	$2,443,463	$16,065,222	1,550,697	$841,716	$(6,906)	$—
Nationwide Emerging Markets Debt Fund(b)	—	5,388,498	450,257	5,339,173	495,745	153,376	27,842	—
Nationwide Portfolio Completion Fund	55,617,965	1,243,116	15,614,393	42,668,090	4,439,968	—	(1,188,150)	—
Nationwide International Index Fund	55,980,027	14,134,641	8,576,158	58,749,359	8,058,897	1,668,987	630,391	486,106
Nationwide Mid Cap Market Index Fund	33,055,294	11,616,855	6,242,694	37,149,558	2,126,477	412,597	1,115,075	3,565,073
Nationwide S&P 500 Index Fund	73,152,627	10,539,118	19,621,398	58,625,267	4,091,086	1,240,426	4,509,442	6,184,192
Nationwide Small Cap Index Fund	16,130,065	2,953,453	6,805,907	10,500,378	777,230	165,352	503,713	1,580,509
Nationwide Ziegler Equity Income Fund	22,721,958	12,213,227	3,835,798	32,071,773	2,368,669	798,945	437,859	347,180
Nationwide Bond Index Fund	121,616,344	12,702,136	28,417,214	106,973,852	9,525,721	2,612,495	(870,457)	622,296
Nationwide Core Plus Bond Fund	28,027,082	903,768	7,815,409	21,437,876	2,067,298	704,539	8,670	3,485
Nationwide HighMark Short Term Bond Fund	44,554,022	2,211,798	4,125,100	42,794,091	4,275,134	602,000	(38,255)	—
Nationwide Inflation-Protected Securities Fund	16,922,575	255,675	7,117,578	10,729,704	1,081,623	—	(459,725)	—
Nationwide Fixed Contract	88,609,884	13,694,557	11,541,978	90,762,463	90,762,463	2,801,657	—	—

88

Notes to Financial Statements (Continued)

October 31, 2016

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost*	Sales Proceeds	Market Value at October 31, 2016	Shares/ Principal at October 31, 2016	Dividend/ Interest Income	Realized Gain/ (Loss)	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund(a)	$—	$17,698,636	$3,782,483	$14,444,386	1,394,246	$646,102	$9,537	$—
Nationwide Emerging Markets Debt Fund(b)	—	6,789,648	22,259	7,214,962	669,913	182,503	1,649	—
Nationwide Portfolio Completion Fund	43,312,345	12,553,554	7,015,819	50,560,744	5,261,264	—	(539,844)	—
Nationwide International Index Fund	22,178,716	11,473,432	3,646,315	28,895,104	3,963,663	701,868	430,605	195,722
Nationwide Mid Cap Market Index Fund	16,772,071	16,327,427	4,065,960	29,004,892	1,660,269	243,962	871,067	1,818,225
Nationwide S&P 500 Index Fund	28,019,778	11,001,824	14,829,276	21,654,724	1,511,146	434,240	434,165	2,365,081
Nationwide Small Cap Index Fund	5,598,737	2,705,176	841,755	7,208,876	533,596	72,138	(109,190)	544,781
Nationwide Ziegler Equity Income Fund	22,638,122	16,673,315	3,946,839	36,107,734	2,666,745	775,452	436,034	343,289
Nationwide Bond Index Fund	152,365,227	61,382,327	19,782,295	195,456,426	17,404,846	3,971,044	(497,011)	829,319
Nationwide Core Plus Bond Fund	26,820,355	7,813,573	6,048,776	28,958,968	2,792,572	795,489	10,980	3,443
Nationwide Highmark Short Term Bond Fund	64,962,031	39,499,974	3,574,306	101,286,418	10,118,523	1,142,557	(28,621)	—
Nationwide Inflation-Protected Securities Fund	32,201,071	7,498,505	12,284,005	28,913,762	2,914,694	—	(778,067)	—
Nationwide Fixed Contract	130,435,078	54,131,510	11,061,239	173,505,349	173,505,349	4,556,663	—	—
Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.
(a)	Nationwide Amundi Global High Yield Fund commenced operations on November 3, 2015.
(b)	Nationwide Emerging Markets Debt Fund commenced operations on March 1, 2016.

Further information about each Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit

Effective July 14, 2016, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended October 31, 2016, the Funds had no borrowings under the line of credit.

89

Notes to Financial Statements (Continued)

October 31, 2016

6.  Investment Transactions

For the year ended October 31, 2016, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Investor Destinations Aggressive	$179,827,872	$204,302,631
Investor Destinations Moderately Aggressive	274,873,707	344,341,712
Investor Destinations Moderate	296,426,649	390,817,151
Investor Destinations Moderately Conservative	105,765,899	122,607,347
Investor Destinations Conservative	265,548,901	90,901,327
*	Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such Underlying Fund’s annual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

90

Notes to Financial Statements (Continued)

October 31, 2016

10.  Other

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	55.23%	4
Investor Destinations Moderately Aggressive	54.44	4
Investor Destinations Moderate	50.51	4
Investor Destinations Moderately Conservative	42.30	3
Investor Destinations Conservative	10.42	1

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$16,756,068	$68,281,899	$85,037,967	$—	$85,037,967
Investor Destinations Moderately Aggressive	28,458,559	118,260,798	146,719,357	—	146,719,357
Investor Destinations Moderate	25,899,112	117,115,139	143,014,251	—	143,014,251
Investor Destinations Moderately Conservative	9,222,811	17,459,067	26,681,878	—	26,681,878
Investor Destinations Conservative	9,701,586	6,986,692	16,688,278	—	16,688,278

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$22,217,636	$55,433,374	$77,651,010	$—	$77,651,010
Investor Destinations Moderately Aggressive	38,124,666	78,920,726	117,045,392	—	117,045,392
Investor Destinations Moderate	33,171,626	64,360,212	97,531,838	—	97,531,838
Investor Destinations Moderately Conservative	10,741,641	12,678,687	23,420,328	—	23,420,328
Investor Destinations Conservative	8,550,330	3,168,228	11,718,558	—	11,718,558

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

91

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$—	$83,247,226	$83,247,226	$—	$—	$78,357,430	$161,604,656
Investor Destinations Moderately Aggressive	501,619	116,451,606	116,953,225	—	—	120,985,196	237,938,421
Investor Destinations Moderate	1,251,534	85,348,301	86,599,835	—	—	47,058,901	133,658,736
Investor Destinations Moderately Conservative	686,578	16,260,094	16,946,672	—	—	4,182,530	21,129,202
Investor Destinations Conservative	1,124,742	6,757,420	7,882,162	—	—	400,225	8,282,387

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,003,554,509	$108,618,123	$(30,260,693)	$78,357,430
Investor Destinations Moderately Aggressive	1,636,722,077	160,589,239	(39,604,043)	120,985,196
Investor Destinations Moderate	1,494,985,262	76,727,721	(29,668,820)	47,058,901
Investor Destinations Moderately Conservative	529,684,276	12,856,126	(8,673,596)	4,182,530
Investor Destinations Conservative	722,812,120	7,682,004	(7,281,779)	400,225

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

92

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets, and of cash flows, as applicable, and the financial highlights present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations and their cash flows, as applicable, for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the underlying funds’ transfer agent and fixed contract issuer, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

93

Supplemental Information

October 31, 2016 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	53.29%
Investor Destinations Moderately Aggressive	47.50
Investor Destinations Moderate	38.80
Investor Destinations Moderately Conservative	32.67
Investor Destinations Conservative	24.84

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$68,281,899
Investor Destinations Moderately Aggressive	118,260,798
Investor Destinations Moderate	117,115,139
Investor Destinations Moderately Conservative	17,459,067
Investor Destinations Conservative	6,986,692

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2016, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$9,966,805	$0.0943
Investor Destinations Moderately Aggressive	14,553,838	0.0864
Investor Destinations Moderate	9,439,505	0.0615
Investor Destinations Moderately Conservative	1,782,237	0.0340
Investor Destinations Conservative	866,797	0.0122

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2016, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$835,264	$0.0079
Investor Destinations Moderately Aggressive	1,172,405	0.0070
Investor Destinations Moderate	725,397	0.0047
Investor Destinations Moderately Conservative	127,105	0.0024
Investor Destinations Conservative	58,786	0.0008

94

Management Information

October 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

95

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

96

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

97

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

98

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

99

Management Information (Continued)

October 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

100

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

101

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

102

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

103

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

104

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

105

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

106

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

107

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-ID 12/16

Annual Report

October 31, 2016

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Government Bond Fund

Nationwide Government Money Market Fund

(formerly Nationwide Money Market Fund)

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

2

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

3

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2016, the Nationwide Bond Fund (Institutional Service Class) returned 4.84% versus 4.37% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 247 funds as of October 31, 2016) was 6.66% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The economy in 2016 was marked by slow, but broad-based, growth and an uptick in the rate of inflation. Real GDP advanced at its weakest pace since 2009 this year, as inventories were drawn down, consumer spending slowed, and capital spending remained soft. Still, both capital expenditures and trade improved in 2016 and by the end of the fiscal year, every major GDP component was back in positive territory.

The deceleration in consumption growth came in spite of continued improvement in the labor market. Payroll employment again increased at a healthy rate and wage growth accelerated further after finally perking up in 2015. The tighter market also boosted labor force growth, as the participation rate rose for the first time in a decade.

Perhaps the most notable trend of 2016, however, was the pickup in inflation. Commodity prices bottomed early in the year and rose strongly through the spring and summer. Headline inflation consequently moved above 1.0% for the first time in more than a year. More importantly, core inflation continued to edge higher, hitting at one point its fastest annual pace since 2008.

Other central banks continued to pursue more accommodative policies on balance, although the degree of easing was modest relative to earlier in the cycle. Global growth largely mirrored that of the U.S. in 2016 — slow, steady, and broadly distributed.

Ten-year Treasuries, which began the period at 2.15%, followed a bumpy path to the lower yield level at the end of the period. The yield dropped sharply to under 1.40% post-Brexit, but rose back to 1.83% by the end of the period. Despite intentions for the Federal Reserve to raise interest rates, US rate levels remain attractive relative to those of many of our peers. There is an estimated $11 trillion in debt worldwide that trades at negative yields. This created significant technical demand for US Treasuries.

The story over the past 12 months was the sharp reduction in oil prices with Brent crude breaking through the $30-dollar level in January followed by a rally to end the reporting period nearly unchanged. While there were stresses in oil-related credits during the, energy bond prices outperformed as the worst fears of sustained low oil prices faded. Overall credit spreads were tighter during the period with BBB-rated credits outperforming A-rated issues. Longer duration and lower-quality holdings provided the strongest performance on the decline in yields.

The portfolio overweight positions in investment-grade and non-investment-grade corporate credit were the primary drivers of positive Fund returns relative to the benchmark. During the fiscal year, the Fund employed the use of derivatives to manage duration exposure. Derivatives included the use of Treasury Futures as well as options on Treasury Futures. The use of Futures is a more efficient means by which the portfolio manager hedges the portfolio’s exposure to changes in interest rates. The positions were principally short, aimed at reducing the duration of the fund. This positively benefited the performance of the fund during the period.

The portfolio remains overweight in investment-grade and non-investment-grade corporate credit on the basis of continued economic growth and maintains positioning for yields to gradually rise.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; Gary S. Davis, CFA; and Corsan Maley*

*Corsan Maley became a portfolio manager for the Fund on August 12, 2016.

4

Fund Commentary (con’t)	Nationwide Bond Fund

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Fund

Asset Allocation†

Corporate Bonds	51.2%
Asset-Backed Securities	20.7%
U.S. Treasury Obligations	13.0%
Commercial Mortgage-Backed Securities	5.1%
Collateralized Mortgage Obligations	3.0%
Mortgage-Backed Securities	1.7%
Repurchase Agreement	0.7%
Municipal Bonds	0.4%
Foreign Government Security	0.1%
Investment Company††	0.0%
Futures Contracts††	0.0%
Other assets in excess of liabilities	4.1%
100.0%

Top Industries†††

Banks	5.9%
Insurance	4.0%
Electric Utilities	3.6%
Food Products	3.3%
Oil, Gas & Consumable Fuels	3.2%
Diversified Telecommunication Services	2.7%
Consumer Finance	2.6%
Media	2.6%
Multi-Utilities	2.2%
Equity Real Estate Investment Trusts (REITs)	2.2%
Other Industries*	67.7%
100.0%

Top Holdings†††

Chase Issuance Trust, 0.94%, 05/17/21	3.9%
U.S. Treasury Bond, 2.88%, 05/15/43	3.5%
U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/18	2.9%
U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/19	2.9%
U.S. Treasury Bond, 4.38%, 05/15/40	2.5%
Capital One Multi-Asset Execution Trust, 0.98%, 02/15/22	1.8%
NextGear Floorplan Master Owner Trust, 2.19%, 09/15/21	1.8%
BA Credit Card Trust, 0.92%, 10/15/21	1.7%
Chase Mortgage Trust, 3.75%, 12/25/45	1.6%
Ocwen Master Advance Receivables Trust, 2.72%, 08/16/49	1.5%
Other Holdings*	75.9%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 4.84%, outperforming its benchmark by 0.47% and underperforming the Lipper peer category median by 1.82%

•	The portfolio overweight positions in investment-grade and non-investment-grade corporate credit were the primary drivers of positive returns relative to the benchmark

•	Ten-year Treasuries, which began the period at 2.15%, followed a bumpy path to the lower yield level at the end of the period

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	4.59%	3.42%	4.66%
	w/SC2	2.26%	2.52%	4.21%
Class C	w/o SC1	3.80%	2.65%	3.95%
	w/SC3	2.80%	N/A	N/A
Class R4,5		4.16%	3.11%	4.36%
Institutional Service Class[6]	w/o SC1	4.84%	3.67%	4.96%
	w/SC7	N/A	2.71%	4.48%
Institutional Class[4]		4.89%	N/A	2.64%	[8]
Bloomberg Barclays U.S. Aggregate Bond Index		4.37%	2.90%	4.64%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not	Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

[8]	Since inception date of December 6, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.89%	0.75%
Class C	1.65%	1.51%
Class R	1.33%	1.19%
Institutional Service Class	0.63%	0.49%
Institutional Class	0.58%	0.44%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,016.60	3.70	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.47	3.71	0.73
Class C Shares	Actual	(a)	1,000.00	1,012.80	7.54	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.65	7.56	1.49
Class R Shares	Actual	(a)	1,000.00	1,015.30	5.93	1.17
	Hypothetical	(a)(b)	1,000.00	1,019.25	5.94	1.17
Institutional Service Class Shares	Actual	(a)	1,000.00	1,017.80	2.49	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.67	2.49	0.49
Institutional Class Shares	Actual	(a)	1,000.00	1,018.10	2.23	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.92	2.24	0.44

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2016

Nationwide Bond Fund

Asset-Backed Securities 20.7%

	Principal Amount	Market Value

Airlines 2.5%
Air Canada Pass Through Trust, Series 2015-1, Class B, 3.88%, 03/15/23 (a)	$3,726,499	$3,633,337
American Airlines Pass Through Trust
Series 2013-2, Class B, 5.60%, 07/15/20 (a)	835,903	874,563
Series 2015-2, Class B, 4.40%, 09/22/23	2,821,540	2,856,809
British Airways Pass Through Trust, Series 2013-1, Class B, 5.63%, 06/20/20 (a)	657,059	689,912
Continental Airlines Pass Through Trust
Series 1997-4, Class B, 6.90%, 01/02/17	34,873	35,180
Series 2007-1, Class B, 6.90%, 04/19/22	493,630	524,482
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 04/01/28	1,932,105	1,980,408
United Airlines Pass Through Trust, Series 2014-1, Class B, 4.75%, 04/11/22	3,378,867	3,463,338

		14,058,029

Automobiles 4.1%
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.15%, 04/15/24 (a)	4,000,000	3,999,394
First Investors Auto Owner Trust
Series 2016-2A, Class A1, 1.53%, 11/16/20 (a)	6,237,374	6,238,193
Series 2016-2A, Class A2, 1.87%, 11/15/21 (a)	5,350,000	5,351,996
Prestige Auto Receivables Trust, Series 2016-2A, Class A2, 1.46%, 07/15/20 (a)	8,010,000	8,009,450

		23,599,033

Credit Card 7.2%
BA Credit Card Trust, Series 2016-A1, Class A, 0.92%, 10/15/21 (b)	9,460,000	9,488,311
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1, 0.98%, 02/15/22 (b)	10,000,000	10,042,277
Chase Issuance Trust, Series 2016-A1, Class A, 0.94%, 05/17/21 (b)	20,970,000	21,055,998

		40,586,586

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other 6.9%
CVS Pass-Through Trust, 6.94%, 01/10/30	$1,919,768	$2,331,388
Dryden 34 Senior Loan Fund, Series 2014-34A, Class A, 2.31%, 10/15/26 (a)(b)	4,000,000	4,003,252
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 09/20/47 (a)(j)	2,391,460	2,408,918
HERO Funding Trust, Series 2015-1A, Class A, 3.84%, 09/21/40 (a)	2,874,056	2,981,833
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1R, 2.33%, 04/15/26 (a)(b)	6,000,000	6,002,004
NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.19%, 09/15/21 (a)	10,000,000	9,983,212
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.75%, 06/15/49 (a)	3,000,000	2,994,512
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class AT2, 2.72%, 08/16/49 (a)	8,150,000	8,127,078
RAMP Trust, Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (b)	223,800	225,067
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-6XS, Class A6, 5.13%, 03/25/34 (c)	15,821	15,911

		39,073,175

Total Asset-Backed Securities (cost $116,899,098)		117,316,823

Collateralized Mortgage Obligations 3.0%
Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	457,498	389,810
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (c)	92,646	93,701
Chase Mortgage Trust, Series 2016-2, Class M2, 3.75%, 12/25/45 (a)(b)	8,610,162	8,839,892
CHL Mortgage Pass-Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	131,709	120,539

10

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Citigroup Mortgage Loan Trust, Series 2015-RP2, Class A1, 3.50%, 01/25/53 (a)(b)	$2,981,819	$3,001,679
FNMA REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	755,394	828,689
Series 2009-42, Class AP, 4.50%, 03/25/39	429,615	458,115
MASTR Alternative Loan Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	413,735	364,915
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1, 3.75%, 09/25/56 (a)(b)	2,941,051	3,017,783

Total Collateralized Mortgage Obligations (cost $17,100,162)		17,115,123

Commercial Mortgage-Backed Securities 5.1%
BBCMS Mortgage Trust, Series 2016-ETC, Class C, 3.39%, 08/14/36 (a)	6,300,000	6,334,098
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B, 5.71%, 12/10/49 (b)	488,847	487,485
COMM Mortgage Trust
Series 2014-TWC, Class B, 2.12%, 02/13/32 (a)(b)	1,000,000	998,392
Series 2015-LC21, Class ASB, 3.42%, 07/10/48	5,000,000	5,313,955
Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 03/10/39	614,748	616,098
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 02/10/34 (a)	4,980,000	5,146,833
GS Mortgage Securities Trust, Series 2006-GG8, Class AM, 5.59%, 11/10/39	272,720	272,564
Morgan Stanley Capital I Trust, Series 2015-MS1, Class ASB, 3.46%, 05/15/48	4,000,000	4,202,070
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class ASB, 3.31%, 05/15/48	5,000,000	5,259,941

Total Commercial Mortgage-Backed Securities (cost $28,416,045)		28,631,436

Corporate Bonds 51.2%

	Principal Amount	Market Value

Aerospace & Defense 1.0%
Huntington Ingalls Industries, Inc.,
5.00%, 12/15/21 (a)	$500,000	$523,750
Lockheed Martin Corp.,
3.55%, 01/15/26	1,250,000	1,327,930
Orbital ATK, Inc.,
5.25%, 10/01/21	1,000,000	1,035,000
United Technologies Corp.,
3.10%, 06/01/22	1,000,000	1,057,460
4.50%, 06/01/42	500,000	547,715
4.15%, 05/15/45	1,000,000	1,057,845

		5,549,700

Auto Components 0.2%
BorgWarner, Inc.,
3.38%, 03/15/25	1,000,000	1,015,131

Automobiles 0.5%
Hyundai Capital America,
2.60%, 03/19/20 (a)	2,000,000	2,027,488
3.00%, 10/30/20 (a)	1,000,000	1,026,782

		3,054,270

Banks 5.7%
Bank of America Corp.,
4.20%, 08/26/24	1,000,000	1,044,978
4.00%, 01/22/25	1,000,000	1,028,193
Series L, 3.95%, 04/21/25	1,750,000	1,796,539
BNP Paribas SA,
4.38%, 05/12/26 (a)	1,500,000	1,544,910
Citigroup, Inc.,
4.45%, 09/29/27	2,000,000	2,107,224
4.75%, 05/18/46	1,000,000	1,029,729
Citizens Financial Group, Inc.,
3.75%, 07/01/24	1,500,000	1,496,538
4.35%, 08/01/25	2,000,000	2,067,906
Cooperatieve Rabobank UA,
3.38%, 05/21/25	1,000,000	1,053,960
5.75%, 12/01/43	600,000	722,560
Huntington Bancshares, Inc.,
7.00%, 12/15/20	500,000	584,478
2.30%, 01/14/22	1,000,000	991,295
JPMorgan Chase & Co.,
Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,030,750
3.88%, 09/10/24	500,000	522,185
4.95%, 06/01/45	1,500,000	1,648,469
KeyBank NA,
3.30%, 06/01/25	3,000,000	3,119,586
National City Corp.,
6.88%, 05/15/19	1,000,000	1,118,744
Nordea Bank AB,
2.25%, 05/27/21 (a)	4,000,000	4,031,684
PNC Bank NA,
2.70%, 11/01/22	1,418,000	1,429,986

11

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
SunTrust Bank,
3.30%, 05/15/26	$1,600,000	$1,612,397
U.S. Bancorp,
3.10%, 04/27/26	2,000,000	2,039,678

		32,021,789

Beverages 1.7%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 02/01/23	1,000,000	1,043,691
3.65%, 02/01/26	3,000,000	3,156,786
4.90%, 02/01/46	1,000,000	1,143,537
Dr. Pepper Snapple Group, Inc.,
3.40%, 11/15/25	1,000,000	1,048,494
Molson Coors Brewing Co.,
3.00%, 07/15/26	2,000,000	1,982,538
Pernod Ricard SA,
3.25%, 06/08/26 (a)	1,000,000	1,004,467

		9,379,513

Biotechnology 1.3%
AbbVie, Inc.,
2.50%, 05/14/20	1,000,000	1,012,574
2.30%, 05/14/21	1,500,000	1,500,123
2.90%, 11/06/22	1,000,000	1,012,262
3.60%, 05/14/25	1,000,000	1,019,731
3.20%, 05/14/26	1,000,000	983,385
Celgene Corp.,
2.88%, 08/15/20	1,000,000	1,031,746
4.63%, 05/15/44	650,000	654,464

		7,214,285

Capital Markets 0.9%
FMR LLC,
7.49%, 06/15/19 (a)	1,750,000	1,986,540
5.35%, 11/15/21 (a)	785,000	887,649
4.95%, 02/01/33 (a)	1,000,000	1,091,512
Morgan Stanley,
3.95%, 04/23/27	1,000,000	1,028,786

		4,994,487

Chemicals 1.0%
Agrium, Inc.,
3.50%, 06/01/23	750,000	778,740
3.38%, 03/15/25	750,000	761,229
5.25%, 01/15/45	1,250,000	1,380,904
Ashland LLC,
4.75%, 08/15/22	1,000,000	1,033,120
Cytec Industries, Inc.,
3.95%, 05/01/25	600,000	591,870
Solvay Finance America LLC,
3.40%, 12/03/20 (a)	1,000,000	1,040,967

		5,586,830

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks 1.2%
Bank of America NA,
6.10%, 06/15/17	$750,000	$771,188
UBS Group Funding Jersey Ltd.,
2.65%, 02/01/22 (a)	6,000,000	5,967,876

		6,739,064

Commercial Services & Supplies 0.2%
Clean Harbors, Inc.,
5.13%, 06/01/21	200,000	204,750
Waste Management, Inc.,
3.13%, 03/01/25	1,000,000	1,035,720

		1,240,470

Communications Equipment 0.3%
Cisco Systems, Inc.,
2.20%, 09/20/23	1,750,000	1,739,939

Consumer Finance 2.5%
Ford Motor Credit Co. LLC,
2.94%, 01/08/19	2,000,000	2,040,602
3.16%, 08/04/20	2,000,000	2,050,424
3.10%, 05/04/23	2,000,000	2,000,140
Hyundai Capital Services, Inc.,
3.50%, 09/13/17 (a)	1,000,000	1,016,810
Toyota Motor Credit Corp.,
1.32%, 10/18/19 (b)	7,000,000	7,020,034

		14,128,010

Containers & Packaging 0.2%
Ball Corp.,
4.38%, 12/15/20	1,000,000	1,065,000

Diversified Financial Services 1.2%
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/20	1,429,000	1,457,516
Shell International Finance BV,
4.38%, 05/11/45	2,000,000	2,084,918
Siemens Financieringsmaatschappij NV,
2.90%, 05/27/22 (a)	2,000,000	2,077,048
3.25%, 05/27/25 (a)	1,000,000	1,045,938

		6,665,420

Diversified Telecommunication Services 2.5%
AT&T, Inc.,
3.60%, 02/17/23	3,000,000	3,088,701
3.40%, 05/15/25	3,000,000	2,990,196
CCO Holdings LLC,
5.13%, 02/15/23	500,000	517,500
5.75%, 02/15/26 (a)	600,000	625,125
Qwest Corp.,
6.88%, 09/15/33	850,000	841,211

12

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.,
2.45%, 11/01/22	$2,000,000	$1,999,998
5.15%, 09/15/23	500,000	571,930
3.50%, 11/01/24	2,500,000	2,605,818
2.63%, 08/15/26	1,250,000	1,196,341

		14,436,820

Electric Utilities 3.4%
Appalachian Power Co.,
3.40%, 06/01/25	1,000,000	1,047,760
Duke Energy Corp.,
3.55%, 09/15/21	2,000,000	2,135,536
Emera US Finance LP,
3.55%, 06/15/26 (a)	1,250,000	1,276,734
ITC Holdings Corp.,
3.65%, 06/15/24	3,000,000	3,125,136
Kansas City Power & Light Co.,
Series 09A, 7.15%, 04/01/19	1,000,000	1,130,076
Pacific Gas & Electric Co.,
2.95%, 03/01/26	1,000,000	1,026,579
PPL Capital Funding, Inc.,
3.10%, 05/15/26	2,000,000	2,007,554
Public Service Co. of Colorado,
2.90%, 05/15/25	3,000,000	3,087,783
Southern California Edison Co.,
1.85%, 02/01/22	1,335,714	1,333,330
Southern Co. (The),
2.35%, 07/01/21	1,500,000	1,512,970
Southwestern Electric Power Co.,
Series J, 3.90%, 04/01/45	750,000	730,038
Xcel Energy, Inc.,
3.30%, 06/01/25	1,000,000	1,041,420

		19,454,916

Electrical Equipment 0.3%
Eaton Corp.,
8.88%, 06/15/19	1,000,000	1,158,696
Sensata Technologies BV,
5.00%, 10/01/25 (a)	315,000	322,875

		1,481,571

Energy Equipment & Services 1.0%
Helmerich & Payne International Drilling Co.,
4.65%, 03/15/25	1,750,000	1,817,791
Rowan Cos., Inc.,
5.00%, 09/01/17	1,000,000	1,007,500
Schlumberger Holdings Corp.,
4.00%, 12/21/25 (a)	1,250,000	1,342,494
SESI LLC,
6.38%, 05/01/19	200,000	197,500
Transocean, Inc.,
8.12%, 12/15/21 (e)	1,000,000	965,200

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
Weatherford International Ltd.,
6.75%, 09/15/40	$500,000	$396,250

		5,726,735

Equity Real Estate Investment Trusts (REITs) 2.1%
AvalonBay Communities, Inc.,
3.45%, 06/01/25	1,000,000	1,038,340
Corrections Corp. of America,
4.13%, 04/01/20	200,000	187,000
HERO Funding Trust,
Series 2015-3, Class A, 4.28%, 09/20/41	2,658,315	2,760,501
Highwoods Realty LP,
5.85%, 03/15/17	1,000,000	1,015,712
3.63%, 01/15/23	1,000,000	1,018,716
Kite Realty Group LP,
4.00%, 10/01/26	1,250,000	1,241,425
Liberty Property LP,
3.38%, 06/15/23	1,000,000	1,022,500
3.75%, 04/01/25	2,000,000	2,074,920
WEA Finance LLC/Westfield UK & Europe Finance plc,
2.70%, 09/17/19 (a)	1,500,000	1,532,895

		11,892,009

Food & Staples Retailing 0.8%
Walgreens Boots Alliance, Inc.,
2.70%, 11/18/19	500,000	513,035
3.10%, 06/01/23	3,000,000	3,035,655
Wal-Mart Stores, Inc.,
5.63%, 04/15/41	755,000	995,618

		4,544,308

Food Products 3.2%
ConAgra Foods, Inc.,
4.95%, 08/15/20	836,000	901,272
Grupo Bimbo SAB de CV,
3.88%, 06/27/24 (a)	1,000,000	1,039,551
JM Smucker Co. (The),
3.50%, 03/15/25	2,500,000	2,629,542
Kraft Heinz Foods Co.,
5.38%, 02/10/20	1,000,000	1,103,888
2.80%, 07/02/20	3,000,000	3,086,523
3.95%, 07/15/25	1,000,000	1,069,116
Mondelez International Holdings Netherlands BV,
1.50%, 10/28/19 (a)(b)	5,000,000	5,008,850
Post Holdings, Inc.,
6.75%, 12/01/21 (a)	200,000	214,000
7.75%, 03/15/24 (a)	250,000	276,300

13

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products (continued)
Tyson Foods, Inc.,
2.65%, 08/15/19	$850,000	$868,925
3.95%, 08/15/24	1,750,000	1,857,483

		18,055,450

Health Care Equipment & Supplies 0.7%
CR Bard, Inc.,
3.00%, 05/15/26	3,000,000	3,003,744
Medtronic, Inc.,
3.50%, 03/15/25	1,000,000	1,061,077

		4,064,821

Health Care Providers & Services 1.0%
Aetna, Inc.,
3.20%, 06/15/26	2,500,000	2,508,810
Express Scripts Holding Co.,
3.30%, 02/25/21	2,000,000	2,093,876
4.75%, 11/15/21	500,000	553,204
HCA, Inc.,
6.50%, 02/15/20	500,000	553,750

		5,709,640

Household Durables 0.5%
Newell Brands, Inc.,
3.85%, 04/01/23	1,000,000	1,061,210
5.00%, 11/15/23	560,000	601,277
4.20%, 04/01/26	1,000,000	1,080,513

		2,743,000

Independent Power and Renewable Electricity Producers 0.0%†
Calpine Corp.,
7.88%, 01/15/23 (a)	144,000	151,020

Industrial Conglomerates 0.6%
General Electric Co.,
4.65%, 10/17/21	358,000	404,924
Honeywell International, Inc.,
1.17%, 10/30/19 (b)	3,000,000	3,000,900

		3,405,824

Insurance 3.8%
Aflac, Inc.,
2.40%, 03/16/20	2,000,000	2,046,048
Five Corners Funding Trust,
4.42%, 11/15/23 (a)	3,250,000	3,522,724
Liberty Mutual Group, Inc.,
4.95%, 05/01/22 (a)	850,000	952,768
Metropolitan Life Global Funding I,
2.00%, 04/14/20 (a)	3,500,000	3,518,336
New York Life Global Funding,
1.27%, 10/24/19 (a)(b)	7,000,000	6,995,912
Oil Insurance Ltd.,
3.82%, 09/01/16 (a)(d)	1,000,000	795,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
TIAA Asset Management Finance Co. LLC,
4.13%, 11/01/24 (a)	$3,700,000	$3,837,966

		21,668,754

IT Services 0.5%
Visa, Inc.,
3.15%, 12/14/25	2,500,000	2,607,908

Media 2.5%
21st Century Fox America, Inc.,
3.70%, 10/15/25	1,000,000	1,062,930
CBS Corp.,
3.50%, 01/15/25	500,000	514,445
Charter Communications Operating LLC,
4.91%, 07/23/25 (a)	2,500,000	2,696,378
Comcast Corp.,
3.38%, 08/15/25	3,000,000	3,146,649
Discovery Communications LLC,
4.90%, 03/11/26	1,500,000	1,630,543
Sirius XM Radio, Inc.,
4.25%, 05/15/20 (a)	266,000	271,852
Time Warner, Inc.,
3.55%, 06/01/24	1,000,000	1,035,881
3.60%, 07/15/25	2,500,000	2,597,988
2.95%, 07/15/26	1,000,000	985,766

		13,942,432

Metals & Mining 0.4%
Anglo American Capital plc,
9.38%, 04/08/19 (a)	550,000	629,750
Compass Minerals International, Inc.,
4.88%, 07/15/24 (a)	500,000	475,625
Freeport-McMoRan, Inc.,
4.55%, 11/14/24	1,000,000	917,500

		2,022,875

Multi-Utilities 2.1%
Black Hills Corp.,
2.50%, 01/11/19	2,000,000	2,025,172
3.95%, 01/15/26	1,000,000	1,061,650
3.15%, 01/15/27	1,000,000	1,001,286
San Diego Gas & Electric Co.,
2.50%, 05/15/26	2,000,000	2,005,104
Southern Co. Gas Capital Corp.,
3.88%, 11/15/25	1,250,000	1,320,062
3.25%, 06/15/26	2,000,000	2,047,442
WEC Energy Group, Inc.,
3.55%, 06/15/25	2,500,000	2,643,783

		12,104,499

14

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 3.0%
Anadarko Petroleum Corp.,
6.95%, 06/15/19	$800,000	$892,866
Baytex Energy Corp.,
5.13%, 06/01/21 (a)	200,000	168,500
Boardwalk Pipelines LP,
5.75%, 09/15/19	750,000	815,908
3.38%, 02/01/23	1,300,000	1,264,191
4.95%, 12/15/24	250,000	260,030
BP Capital Markets plc,
2.24%, 05/10/19	750,000	761,834
3.51%, 03/17/25	2,500,000	2,620,370
Energy Transfer Equity LP,
5.50%, 06/01/27	1,000,000	975,000
Enterprise Products Operating LLC,
3.70%, 02/15/26	1,000,000	1,019,889
Kinder Morgan Energy Partners LP,
5.00%, 10/01/21	2,000,000	2,185,944
3.95%, 09/01/22	1,000,000	1,047,064
Kinder Morgan, Inc.,
5.05%, 02/15/46	700,000	678,091
Marathon Oil Corp.,
3.85%, 06/01/25 (e)	3,000,000	2,896,737
Murphy Oil Corp.,
4.70%, 12/01/22	1,000,000	948,729
Spectra Energy Partners LP,
4.60%, 06/15/21	500,000	541,527
WPX Energy, Inc.,
6.00%, 01/15/22	200,000	199,500

		17,276,180

Pharmaceuticals 1.7%
Actavis Funding SCS,
3.85%, 06/15/24	500,000	520,102
3.80%, 03/15/25	1,500,000	1,556,721
Shire Acquisitions Investments Ireland DAC,
3.20%, 09/23/26	2,000,000	1,963,946
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 07/21/21	2,000,000	1,975,858
2.80%, 07/21/23	1,500,000	1,476,062
3.15%, 10/01/26	1,500,000	1,458,804
Valeant Pharmaceuticals International, Inc.,
6.38%, 10/15/20 (a)	500,000	431,250

		9,382,743

Road & Rail 0.6%
Burlington Northern Santa Fe LLC,
3.00%, 04/01/25	1,000,000	1,031,415
4.90%, 04/01/44	250,000	289,754
4.15%, 04/01/45	1,000,000	1,058,128

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Union Pacific Corp.,
2.75%, 04/15/23	$750,000	$769,214

		3,148,511

Semiconductors & Semiconductor Equipment 0.3%
Intel Corp.,
2.60%, 05/19/26	2,000,000	2,010,640

Software 0.4%
Open Text Corp.,
5.63%, 01/15/23 (a)	500,000	517,810
Oracle Corp.,
2.40%, 09/15/23	2,000,000	1,994,964

		2,512,774

Specialty Retail 0.1%
L Brands, Inc.,
5.63%, 02/15/22	500,000	547,500

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
2.85%, 02/23/23	1,500,000	1,555,676
2.45%, 08/04/26	1,000,000	980,010
Digital Equipment Corp.,
7.75%, 04/01/23	825,000	958,665

		3,494,351

Textiles, Apparel & Luxury Goods 0.1%
Levi Strauss & Co.,
6.88%, 05/01/22	200,000	210,000
PVH Corp.,
4.50%, 12/15/22	500,000	515,000

		725,000

Thrifts & Mortgage Finance 0.3%
BPCE SA,
4.88%, 04/01/26 (a)	750,000	778,758
Santander Bank NA,
8.75%, 05/30/18	750,000	816,538

		1,595,296

Tobacco 0.5%
Altria Group, Inc.,
4.00%, 01/31/24	750,000	823,122
Reynolds American, Inc.,
4.45%, 06/12/25	2,000,000	2,195,388

		3,018,510

15

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services 0.3%
Rogers Communications, Inc.,
3.63%, 12/15/25	$1,250,000	$1,329,036
T-Mobile USA, Inc.,
6.25%, 04/01/21	200,000	208,250

		1,537,286

Total Corporate Bonds (cost $282,934,902)		289,655,281

Foreign Government Security 0.1%
MEXICO 0.1%
Petroleos Mexicanos,
5.63%, 01/23/46	500,000	432,375

Total Foreign Government Security (cost $496,451)		432,375

Mortgage-Backed Securities 1.7%
FHLMC Gold Pool
Pool# E01443, 3.50%, 07/01/18	94,395	99,697
FNMA Pool
Pool# 386905 5.00%, 04/01/19	765,460	818,873
Pool# AM7838 3.56%, 02/01/35	2,434,037	2,585,036
Pool# AS4479 3.50%, 02/01/45	2,715,784	2,850,458
Pool# AM9070 3.77%, 08/01/45	2,995,000	3,229,466

Total Mortgage-Backed Securities (cost $9,622,715)		9,583,530

Municipal Bonds 0.4%
California 0.3%
Northern California Power Agency, RB, Series B, 7.31%, 06/01/40	500,000	659,215
State of California, GO, 5.70%, 11/01/21	750,000	878,670

		1,537,885

District of Columbia 0.1%
Metropolitan Washington Airports Authority, RB, Series D, 7.46%, 10/01/46	600,000	898,770

Total Municipal Bonds (cost $2,138,626)		2,436,655

Investment Company 0.0%†

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (f)(g)	161,774	$161,774

Total Investment Company (cost $161,774)		161,774

Repurchase Agreement 0.7%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $3,819,545, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $3,895,902. (f)(h)	$3,819,511	3,819,511

Total Repurchase Agreement (cost $3,819,511)		3,819,511

U.S. Treasury Obligations 13.0%
U.S. Treasury Bonds
4.38%, 05/15/40	10,225,000	13,721,071
2.88%, 05/15/43	18,000,000	19,106,712
2.50%, 02/15/45	7,000,000	6,878,046
U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/18 (i)	15,000,000	15,778,066
2.13%, 01/15/19 (i)	2,000,000	2,384,125
0.13%, 04/15/19 (i)	15,000,000	15,664,197

Total U.S. Treasury Obligations (cost $74,852,161)		73,532,217

Total Investments (cost $536,441,445) (k) — 95.9%		542,684,725

Other assets in excess of liabilities — 4.1%		23,487,503

NET ASSETS — 100.0%		$566,172,228

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $155,292,225 which represents 27.43% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

16

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Fund (Continued)

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2016.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date reflects the next call date.

(e)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $3,823,318.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $3,981,285.

(g)	Represents 7-day effective yield as of October 31, 2016.

(h)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(i)	Principal amounts are not adjusted for inflation.

(j)	Fair valued security.

(k)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

BV	Private Limited Liability Company

DAC	Designated Activity Company

ETC	Equity Trust Company

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited
NA	National Association

NV	Public Traded Company

plc	Public Limited Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB de CV	Public Traded Company

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
47	U.S. Treasury Long Bond	12/20/16	$7,647,781	$4,287

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(46)	U.S. Treasury 10 Year Note	12/20/16	$5,962,750	$40,151

At October 31, 2016, the Fund has $129,675 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

October 31, 2016

Nationwide Bond Fund
Assets:
Investments, at value* (cost $532,621,934)	$538,865,214
Repurchase agreement, at value (cost $3,819,511)	3,819,511

Total Investments, at value (total cost $536,441,445)	542,684,725

Cash	23,893,332
Deposits with broker for futures contracts	129,675
Interest receivable	3,731,062
Security lending income receivable	3,036
Receivable for capital shares issued	95,835
Reimbursement from investment advisor	35,506
Prepaid expenses	31,291

Total Assets	570,604,462

Liabilities:
Distributions payable	14,898
Payable for capital shares redeemed	60,910
Payable for variation margin on futures contracts	66,889
Payable upon return of securities loaned (Note 2)	3,981,285
Accrued expenses and other payables:
Investment advisory fees	204,795
Fund administration fees	17,651
Distribution fees	5,962
Administrative servicing fees	2,936
Accounting and transfer agent fees	11,972
Trustee fees	1,989
Custodian fees	2,918
Compliance program costs (Note 3)	238
Professional fees	42,087
Printing fees	10,068
Other	7,636

Total Liabilities	4,432,234

Net Assets	$566,172,228

Represented by:
Capital	$558,010,720
Accumulated distributions in excess of net investment income	(164,340)
Accumulated net realized gains from investments, futures, and written option transactions	2,038,130
Net unrealized appreciation/(depreciation) from investments	6,243,280
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	44,438

Net Assets	$566,172,228

Net Assets:
Class A Shares	$13,183,195
Class C Shares	3,682,079
Class R Shares	370,621
Institutional Service Class Shares	53,144,578
Institutional Class Shares	495,791,755

Total	$566,172,228

* Includes value of securities on loan of $3,823,318 (Note 2).

18

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,335,784
Class C Shares	372,604
Class R Shares	37,528
Institutional Service Class Shares	5,377,534
Institutional Class Shares	50,134,273

Total	57,257,723

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.87
Class C Shares (b)	$9.88
Class R Shares	$9.88
Institutional Service Class Shares	$9.88
Institutional Class Shares	$9.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.10

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$13,399,926
Income from securities lending (Note 2)	13,111

Total Income	13,413,037

EXPENSES:
Investment advisory fees	2,080,068
Fund administration fees	189,895
Distribution fees Class A	35,829
Distribution fees Class C	33,861
Distribution fees Class R	2,234
Administrative servicing fees Class A	6,525
Administrative servicing fees Class C	1,765
Administrative servicing fees Class R	893
Administrative servicing fees Institutional Service Class	25,757
Registration and filing fees	59,994
Professional fees	60,755
Printing fees	25,420
Trustee fees	15,456
Custodian fees	18,173
Accounting and transfer agent fees	65,089
Compliance program costs (Note 3)	2,172
Other	27,661

Total expenses before expenses reimbursed	2,651,547

Expenses reimbursed by adviser (Note 3)	(404,470)

Net Expenses	2,247,077

NET INVESTMENT INCOME	11,165,960

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,406,529
Net realized gains from futures transactions (Note 2)	376,287
Net realized gains from written option transactions (Note 2)	21,605

Net realized gains from investments, futures, and written options transactions	2,804,421

Net change in unrealized appreciation/(depreciation) from investments	8,218,708
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	44,438

Net change in unrealized appreciation/(depreciation) from investments, and futures contracts	8,263,146

Net realized/unrealized gains from investments, futures, and written options	11,067,567

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,233,527

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$11,165,960	$5,874,715
Net realized gains/(losses) from investments, futures, and written options transactions	2,804,421	(143,330)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	8,263,146	(4,783,961)

Change in net assets resulting from operations	22,233,527	947,424

Distributions to Shareholders From:
Net investment income:
Class A	(306,224)	(444,919)
Class C	(46,444)	(55,201)
Class R	(7,732)	(6,456)
Institutional Service Class	(1,222,535)	(1,375,685)
Institutional Class	(10,043,257)	(4,124,353)
Net realized gains:
Class A	—	(201,829)
Class C	—	(38,889)
Class R	—	(5,357)
Institutional Service Class	—	(577,654)
Institutional Class	—	(2,740)

Change in net assets from shareholder distributions	(11,626,192)	(6,833,083)

Change in net assets from capital transactions	151,642,955	336,164,970

Change in net assets	162,250,290	330,279,311

Net Assets:
Beginning of year	403,921,938	73,642,627

End of year	$566,172,228	$403,921,938

Accumulated distributions in excess of net investment income at end of year	$(164,340)	$(151,666)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,646,424	$5,167,887
Dividends reinvested	272,451	594,136
Cost of shares redeemed	(5,388,123)	(8,303,534)

Total Class A Shares	(2,469,248)	(2,541,511)

Class C Shares
Proceeds from shares issued	757,631	994,070
Dividends reinvested	39,074	68,964
Cost of shares redeemed	(559,435)	(1,066,074)

Total Class C Shares	237,270	(3,040)

Class R Shares
Proceeds from shares issued	132,416	304,985
Dividends reinvested	22	39
Cost of shares redeemed	(211,859)	(332,122)

Total Class R Shares	(79,421)	(27,098)

21

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$13,663,751	$8,500,247
Dividends reinvested	1,052,844	1,698,337
Cost of shares redeemed	(12,783,693)	(9,689,358)

Total Institutional Service Class Shares	1,932,902	509,226

Institutional Class Shares
Proceeds from shares issued	171,383,073	342,735,321
Dividends reinvested	10,043,257	4,127,073
Cost of shares redeemed	(29,404,878)	(8,635,001)

Total Institutional Class Shares	152,021,452	338,227,393

Change in net assets from capital transactions	$151,642,955	$336,164,970

SHARE TRANSACTIONS:
Class A Shares
Issued	272,155	529,903
Reinvested	27,896	60,998
Redeemed	(552,225)	(853,740)

Total Class A Shares	(252,174)	(262,839)

Class C Shares
Issued	77,498	102,284
Reinvested	3,991	7,069
Redeemed	(57,644)	(109,339)

Total Class C Shares	23,845	14

Class R Shares
Issued	13,749	31,468
Reinvested	3	4
Redeemed	(21,647)	(34,012)

Total Class R Shares	(7,895)	(2,540)

Institutional Service Class Shares
Issued	1,393,018	870,387
Reinvested	107,523	174,129
Redeemed	(1,304,807)	(993,805)

Total Institutional Service Class Shares	195,734	50,711

Institutional Class Shares
Issued	17,455,680	35,101,753
Reinvested	1,022,142	426,150
Redeemed	(3,005,966)	(890,189)

Total Institutional Class Shares	15,471,856	34,637,714

Total change in shares	15,431,366	34,423,060

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$9.64	0.20	0.24	0.44	(0.21)	–	(0.21)	$9.87	4.59%		$13,183,195	0.74%	2.04%	0.82%	115.77%
Year Ended October 31, 2015	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%
Year Ended October 31, 2014	$9.90	0.32	0.09	0.41	(0.33)	(0.04)	(0.37)	$9.94	4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%
Year Ended October 31, 2013	$10.30	0.29	(0.27)	0.02	(0.31)	(0.11)	(0.42)	$9.90	0.19%		$24,116,827	0.87%	2.92%	1.20%	24.18%
Year Ended October 31, 2012	$10.10	0.32	0.44	0.76	(0.33)	(0.23)	(0.56)	$10.30	7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%

Class C Shares
Year Ended October 31, 2016	$9.65	0.12	0.24	0.36	(0.13)	–	(0.13)	$9.88	3.80%		$3,682,079	1.49%	1.28%	1.58%	115.77%
Year Ended October 31, 2015	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%
Year Ended October 31, 2014	$9.91	0.24	0.09	0.33	(0.25)	(0.04)	(0.29)	$9.95	3.42%	(g)	$3,470,186	1.60%	2.46%	1.96%	27.18%
Year Ended October 31, 2013	$10.31	0.22	(0.27)	(0.05)	(0.24)	(0.11)	(0.35)	$9.91	(0.39%	)	$3,949,327	1.55%	2.23%	1.88%	24.18%
Year Ended October 31, 2012	$10.12	0.25	0.43	0.68	(0.26)	(0.23)	(0.49)	$10.31	6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%

Class R Shares (h)
Year Ended October 31, 2016	$9.65	0.16	0.24	0.40	(0.17)	–	(0.17)	$9.88	4.16%		$370,621	1.14%	1.64%	1.23%	115.77%
Year Ended October 31, 2015	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%
Year Ended October 31, 2014	$9.91	0.29	0.08	0.37	(0.30)	(0.04)	(0.34)	$9.94	3.79%		$476,959	1.15%	2.91%	1.52%	27.18%
Year Ended October 31, 2013	$10.31	0.28	(0.28)	–	(0.29)	(0.11)	(0.40)	$9.91	0.11%		$348,615	1.05%	2.75%	1.39%	24.18%
Year Ended October 31, 2012	$10.11	0.30	0.44	0.74	(0.31)	(0.23)	(0.54)	$10.31	7.46%		$133,041	1.20%	2.97%	1.38%	33.95%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$9.65	0.22	0.24	0.46	(0.23)	–	(0.23)	$9.88	4.84%		$53,144,578	0.49%	2.28%	0.57%	115.77%
Year Ended October 31, 2015	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%
Year Ended October 31, 2014	$9.92	0.34	0.08	0.42	(0.35)	(0.04)	(0.39)	$9.95	4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%
Year Ended October 31, 2013	$10.31	0.32	(0.27)	0.05	(0.33)	(0.11)	(0.44)	$9.92	0.56%		$52,898,095	0.59%	3.19%	0.93%	24.18%
Year Ended October 31, 2012	$10.12	0.35	0.43	0.78	(0.36)	(0.23)	(0.59)	$10.31	7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%

Institutional Class Shares
Year Ended October 31, 2016	$9.66	0.23	0.24	0.47	(0.24)	–	(0.24)	$9.89	4.89%		$495,791,755	0.44%	2.32%	0.52%	115.77%
Year Ended October 31, 2015	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%
Year Ended October 31, 2014	$9.92	0.35	0.09	0.44	(0.36)	(0.04)	(0.40)	$9.96	4.51%		$245,982	0.55%	3.47%	0.88%	27.18%
Period Ended October 31, 2013 (j)	$10.32	0.33	(0.32)	0.01	(0.30)	(0.11)	(0.41)	$9.92	0.16%		$30,198	0.61%	3.65%	1.00%	24.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of December 6, 2012 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

23

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2016, the Nationwide Core Plus Bond Fund (Institutional Class) returned 5.05% versus 4.37% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Core Plus Bond Funds (consisting of 210 funds as of October 31, 2016) was 4.85% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance was due primarily to an overweight allocation to corporate bonds and strong security selection. The biggest contributors to corporate outperformance were positioning within the Financial and Technology sectors. The portfolio’s short duration and slightly bulleted yield curve position versus the benchmark detracted from relative performance as long yields fell, causing the yield curve to flatten. Sector returns for the fiscal year ended October 31, 2016 were as follows: US Treasuries 3.32%, investment-grade corporates 7.23%, agency mortgage-backed securities 3.27%, and high-yield bonds 10.14%.

Volatility continued to be the key theme for the fiscal-year ended October 31, 2016, initially sparked by the first Federal Reserve rate hike in nearly 10 years. Shortly thereafter, in the beginning of 2016, the oversupply of oil continued to dominate headlines, and oil prices plummeted along with the prices of many other commodities. Risk markets did not react kindly, leading to 10% losses in the S&P 500 by early February and high-yield credit losing close to 5% in the same period. Conversely, the 30-year Treasury bond had strong gains as yields decreased from a peak yield of 3.11% in early November to 2.40% in early February, ultimately hitting a low yield of 2.10% in July, in the aftermath of the Brexit decision. The markets, however, quickly recovered as oil prices rallied sharply, Brexit fears dissipated and the Fed initiated no further rate hikes, citing international risks. The market interpreted these developments with a goldilocks view, once again sounding the all clear to buy risk assets. So by the end of the fiscal year, despite steep losses early on, credit markets were the best-performing asset classes of the year in fixed income with investment-grade credit returning 7% and high yield returning 10% compared to 3.3% for US Treasuries.

Looking ahead, we expect the Federal Reserve to raise rates later this year, given the strength in employment. Subsequent hikes will most likely be very slow to develop, given the low levels of inflation and the Fed’s difference in policy from other large central banks. Interest rates should drift modestly higher as the economy slowly strengthens and deflationary fears subside. The Nationwide Core Plus Bond Fund is well positioned to take advantage of developing conditions in the economy. The Fund remains short duration, overweight corporate bonds, and maintains a higher yield versus the benchmark.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

24

Fund Overview	Nationwide Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	46.9%
Mortgage-Backed Securities	36.2%
U.S. Treasury Obligations	9.9%
Repurchase Agreement	3.0%
Commercial Mortgage-Backed Securities	1.7%
Preferred Stocks	1.1%
Asset-Backed Securities	0.8%
Collateralized Mortgage Obligations	0.5%
Investment Company	0.1%
Liabilities in excess of other assets	(0.2)%
100.0%

Top Industries††

Insurance	6.4%
Oil, Gas & Consumable Fuels	3.9%
Capital Markets	3.7%
Technology Hardware, Storage & Peripherals	3.0%
Banks	2.7%
Specialty Retail	2.3%
Diversified Financial Services	1.8%
Software	1.7%
Diversified Telecommunication Services	1.7%
Electronic Equipment, Instruments & Components	1.6%
Other Industries*	71.2%
100.0%

Top Holdings††

U.S. Treasury Bond, 2.50%, 02/15/45	3.5%
U.S. Treasury Notes, 1.38%, 08/31/20	1.7%
U.S. Treasury Bills, 3.25%, 04/15/22	1.4%
FNMA Pool, 3.00%, 11/01/26	1.4%
FNMA Pool, 3.00%, 05/01/43	1.4%
Wells Fargo Commercial Mortgage Trust, 3.72%, 12/15/48	1.3%
FNMA Pool, 4.00%, 12/01/40	1.3%
FNMA Pool, 3.00%, 05/01/36	1.2%
U.S. Treasury Bills, 6.00%, 10/01/29	1.2%
Old Republic International Corp., 4.88%, 10/01/24	1.1%
Other Holdings*	84.5%
100.0%

Objective

The Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment-grade debt securities of varying maturities.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Class) returned 5.05%, outperforming its benchmark by 0.68% and the Lipper peer category median by 0.20%

•	The Fund’s outperformance was due primarily to an overweight allocation to corporate bonds and strong security selection

•	The portfolio’s short duration and slightly bulleted yield curve position versus the benchmark detracted from relative performance as long yields fell, causing the yield curve to flatten

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

25

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	4.67%	N/A	2.42%	[2]
	w/ SC3	0.25%	N/A	1.16%	[2]
Institutional Service Class[4]		4.95%	N/A	2.75%	[2]
Institutional Class[4]		5.05%	4.15%	5.06%
Bloomberg Barclays U.S. Aggregate Bond Index		4.37%	2.90%	4.64%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	0.83%
Institutional Service Class	0.59%
Institutional Class	0.49%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

26

Fund Performance (con’t.)	Nationwide Core Plus Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Core Plus Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Performance prior to the Fund’s inception on 4/22/13 is based on the Fund’s predecessor fund, the TS&W Fixed Income Portfolio. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

27

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,022.60	4.47	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.71	4.47	0.88
Institutional Service Class Shares	Actual	(a)	1,000.00	1,023.90	3.05	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.12	3.05	0.60
Institutional Class Shares	Actual	(a)	1,000.00	1,024.50	2.49	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.67	2.49	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

28

Statement of Investments

October 31, 2016

Nationwide Core Plus Bond Fund

Asset-Backed Securities 0.8%

	Principal Amount	Market Value

Airlines 0.8%
American Airlines Pass Through Trust, Series 2015-2, Class AA, 3.60%, 09/22/27	$4,881,733	$5,168,535
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 08/10/22	2,758,840	3,285,778

Total Asset-Backed Securities (cost $7,962,852)		8,454,313

Collateralized Mortgage Obligations 0.5%
FHLMC REMICS
Series 4039, Class ME, 2.00%, 12/15/40	1,547,149	1,560,964
Series 4026, Class WJ, 2.75%, 08/15/41	3,902,009	4,004,113

Total Collateralized Mortgage Obligations (cost $5,345,599)		5,565,077

Commercial Mortgage-Backed Securities 1.7%
Banc of America Commercial Mortgage Trust
Series 2015-UBS7, Class A4, 3.71%, 09/15/48	2,500,000	2,707,839
Series 2015-UBS7, Class AS, 3.99%, 09/15/48 (a)	1,250,000	1,339,323
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4, 3.72%, 12/15/48	13,000,000	13,981,897

Total Commercial Mortgage-Backed Securities (cost $17,243,673)		18,029,059

Corporate Bonds 46.9%
Aerospace & Defense 0.4%
Triumph Group, Inc.,
5.25%, 06/01/22	4,520,000	4,135,800

Auto Components 0.9%
Cooper Tire & Rubber Co.,
8.00%, 12/15/19	1,550,000	1,760,025
Goodyear Tire & Rubber Co. (The),
7.00%, 05/15/22	4,700,000	4,940,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
5.88%, 02/01/22	2,500,000	2,378,125

		9,079,025

Corporate Bonds (continued)

	Principal Amount	Market Value

Automobiles 0.4%
BCD Acquisition, Inc.,
9.63%, 09/15/23 (b)	$4,500,000	$4,646,250

Banks 2.7%
Citigroup, Inc.,
Series T, 6.25%, 08/15/26 (c)	5,000,000	5,383,250
KeyBank NA,
1.70%, 06/01/18	10,500,000	10,533,757
Wells Fargo & Co.,
Series K, 7.98%, 03/15/18 (c)	5,430,000	5,660,775
Wells Fargo Bank NA,
1.65%, 01/22/18	6,485,000	6,507,049

		28,084,831

Beverages 0.4%
PepsiCo., Inc.,
5.00%, 06/01/18	3,500,000	3,710,332

Building Products 0.3%
Gibraltar Industries, Inc.,
6.25%, 02/01/21	3,200,000	3,316,000

Capital Markets 3.7%
FMR LLC,
4.95%, 02/01/33 (b)	7,300,000	7,968,037
FS Investment Corp.,
4.75%, 05/15/22	7,174,000	7,321,849
Goldman Sachs Capital II,
4.00%, 09/01/16 (c)	68,000	55,930
Goldman Sachs Group, Inc. (The),
2.35%, 11/15/21	2,600,000	2,584,208
Morgan Stanley,
7.25%, 04/01/32	5,600,000	7,650,132
MSCI, Inc.,
5.25%, 11/15/24 (b)	5,000,000	5,250,000
Raymond James Financial, Inc.,
8.60%, 08/15/19	3,580,000	4,176,908
Stifel Financial Corp.,
3.50%, 12/01/20	3,715,000	3,793,966

		38,801,030

Chemicals 1.1%
Blue Cube Spinco, Inc.,
9.75%, 10/15/23	3,400,000	3,995,000
Methanex Corp.,
4.25%, 12/01/24	8,000,000	7,733,200

		11,728,200

Commercial Services & Supplies 1.4%
ADT Corp. (The),
6.25%, 10/15/21 (d)	4,000,000	4,375,000

29

Statement of Investments (Continued)

October 31, 2016

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
Enviva Partners LP/Enviva Partners Finance Corp.,
8.50%, 11/01/21 (b)	$3,250,000	$3,323,125
Pitney Bowes, Inc.,
5.60%, 03/15/18	665,000	698,267
Prime Security Services Borrower LLC/Prime Finance, Inc.,
9.25%, 05/15/23 (b)	5,800,000	6,162,500

		14,558,892

Construction & Engineering 1.2%
Fluor Corp.,
3.38%, 09/15/21	3,860,000	4,088,832
Tutor Perini Corp.,
7.63%, 11/01/18 (d)	8,375,000	8,370,813

		12,459,645

Containers & Packaging 0.2%
Greif, Inc.,
7.75%, 08/01/19	1,600,000	1,794,000

Diversified Financial Services 1.8%
Alterra Finance LLC,
6.25%, 09/30/20	5,000,000	5,683,385
Block Financial LLC,
5.25%, 10/01/25	10,000,000	10,610,890
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/01/18	2,000,000	2,347,614

		18,641,889

Diversified Telecommunication Services 1.7%
AT&T, Inc.,
3.60%, 02/17/23	6,000,000	6,177,402
CenturyLink, Inc.,
Series T, 5.80%, 03/15/22	2,000,000	2,030,000
Series Y, 7.50%, 04/01/24	3,580,000	3,727,675
Frontier Communications Corp.,
10.50%, 09/15/22	1,625,000	1,690,000
Verizon Communications, Inc.,
4.40%, 11/01/34	3,825,000	3,875,551

		17,500,628

Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.,
7.25%, 08/15/36	6,627,000	8,014,184
5.75%, 08/15/40	2,000,000	2,320,024
Tech Data Corp.,
3.75%, 09/21/17	4,010,000	4,082,649
Zebra Technologies Corp.,
7.25%, 10/15/22 (d)	2,650,000	2,855,375

		17,272,232

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services 1.0%
Bristow Group, Inc.,
6.25%, 10/15/22	$5,000,000	$3,987,500
SEACOR Holdings, Inc.,
7.38%, 10/01/19 (d)	2,545,000	2,564,087
SESI LLC,
7.13%, 12/15/21	1,525,000	1,486,875
Tengizchevroil Finance Co. International Ltd.,
4.00%, 08/15/26 (b)	3,000,000	2,892,234

		10,930,696

Equity Real Estate Investment Trusts (REITs) 0.3%
HCP, Inc.,
4.25%, 11/15/23	818,000	860,616
Omega Healthcare Investors, Inc.,
4.38%, 08/01/23	2,375,000	2,421,647

		3,282,263

Food & Staples Retailing 0.4%
Whole Foods Market, Inc.,
5.20%, 12/03/25	4,000,000	4,306,656

Food Products 0.2%
Wells Enterprises, Inc.,
6.75%, 02/01/20 (b)	2,215,000	2,284,219

Health Care Equipment & Supplies 0.5%
Medtronic, Inc.,
4.38%, 03/15/35	4,680,000	5,133,932

Health Care Providers & Services 1.0%
Centene Corp.,
4.75%, 01/15/25	1,000,000	995,625
HCA, Inc.,
5.88%, 03/15/22	2,500,000	2,750,000
MEDNAX, Inc.,
5.25%, 12/01/23 (b)	2,691,000	2,812,095
UnitedHealth Group, Inc.,
1.40%, 12/15/17	4,430,000	4,438,018

		10,995,738

Hotels, Restaurants & Leisure 0.7%
Hyatt Hotels Corp.,
4.85%, 03/15/26	3,500,000	3,833,358
MGM Resorts International,
8.63%, 02/01/19	2,000,000	2,243,750
Speedway Motorsports, Inc.,
5.13%, 02/01/23	1,530,000	1,541,123

		7,618,231

Household Durables 0.9%
NVR, Inc.,
3.95%, 09/15/22	8,742,000	9,211,778

30

Statement of Investments (Continued)

October 31, 2016

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 5.6%
Assured Guaranty US Holdings, Inc.,
5.00%, 07/01/24	$4,625,000	$5,131,123
Kemper Corp.,
4.35%, 02/15/25	4,000,000	4,061,676
Montpelier Re Holdings Ltd.,
4.70%, 10/15/22	4,052,000	4,151,238
Navigators Group, Inc. (The),
5.75%, 10/15/23	5,000,000	5,488,545
Old Republic International Corp.,
4.88%, 10/01/24	10,964,000	11,705,791
Provident Cos., Inc.,
7.00%, 07/15/18	6,200,000	6,744,174
Prudential Financial, Inc.,
8.87%, 06/15/38 (a)	4,770,000	5,270,850
RenRe North America Holdings, Inc.,
5.75%, 03/15/20	2,350,000	2,581,520
Sirius International Group Ltd.,
6.38%, 03/20/17 (b)	5,000,000	5,064,975
Torchmark Corp.,
9.25%, 06/15/19	3,910,000	4,608,283
7.88%, 05/15/23	2,975,000	3,663,849

		58,472,024

IT Services 0.8%
Computer Sciences Corp.,
4.45%, 09/15/22	7,715,000	8,180,739

Machinery 0.4%
CNH Industrial Capital LLC,
4.88%, 04/01/21	3,000,000	3,112,500
Xylem, Inc.,
4.38%, 11/01/46	1,000,000	995,570

		4,108,070

Media 1.2%
Cablevision Systems Corp.,
8.63%, 09/15/17	2,090,000	2,184,050
Charter Communications Operating LLC/Charter Communications Operating Capital,
6.38%, 10/23/35 (b)	3,000,000	3,458,196
Comcast Cable Holdings LLC,
9.88%, 06/15/22	1,165,000	1,541,636
Hughes Satellite Systems Corp.,
7.63%, 06/15/21	3,050,000	3,343,563
Sirius XM Radio, Inc.,
6.00%, 07/15/24 (b)	2,000,000	2,122,500

		12,649,945

Multiline Retail 1.5%
Dillard’s, Inc.,
7.13%, 08/01/18	1,775,000	1,921,438
7.75%, 07/15/26	1,845,000	2,170,181

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
Kohl’s Corp.,
4.75%, 12/15/23	$3,000,000	$3,231,804
Macy’s Retail Holdings, Inc.,
6.38%, 03/15/37	7,675,000	8,125,062

		15,448,485

Oil, Gas & Consumable Fuels 3.9%
Exxon Mobil Corp.,
2.22%, 03/01/21	6,875,000	6,971,257
PBF Holding Co. LLC/PBF Finance Corp.,
8.25%, 02/15/20 (d)	9,345,000	9,531,900
7.00%, 11/15/23 (b)	8,900,000	8,232,500
Phillips 66 Partners LP,
4.90%, 10/01/46	2,000,000	1,985,644
Sunoco Logistics Partners Operations LP,
3.90%, 07/15/26	2,000,000	2,026,142
TransCanada PipeLines Ltd.,
3.13%, 01/15/19	2,275,000	2,341,776
4.63%, 03/01/34	3,160,000	3,470,369
Valero Energy Corp.,
8.75%, 06/15/30	2,500,000	3,372,747
7.50%, 04/15/32	2,641,000	3,344,827

		41,277,162

Paper & Forest Products 0.3%
PH Glatfelter Co.,
5.38%, 10/15/20	2,745,000	2,799,900

Pharmaceuticals 0.5%
Merck & Co., Inc.,
3.88%, 01/15/21	3,921,000	4,249,791
Wyeth LLC,
6.45%, 02/01/24	1,000,000	1,246,207

		5,495,998

Professional Services 0.5%
Dun & Bradstreet Corp. (The),
3.25%, 12/01/17	4,762,000	4,832,549

Semiconductors & Semiconductor Equipment 0.2%
Microsemi Corp.,
9.13%, 04/15/23 (b)	2,000,000	2,305,000

Software 1.7%
Electronic Arts, Inc.,
4.80%, 03/01/26	4,115,000	4,500,090
Microsoft Corp.,
3.45%, 08/08/36	3,675,000	3,627,986
4.88%, 12/15/43	5,000,000	5,819,460
Oracle Corp.,
3.85%, 07/15/36	4,000,000	4,036,808

		17,984,344

31

Statement of Investments (Continued)

October 31, 2016

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 2.3%
Advance Auto Parts, Inc.,
4.50%, 12/01/23	$6,585,000	$7,057,507
Foot Locker, Inc.,
8.50%, 01/15/22	990,000	1,173,150
L Brands, Inc.,
7.00%, 05/01/20	2,000,000	2,280,000
6.95%, 03/01/33	5,800,000	5,988,500
Rent-A-Center, Inc.,
6.63%, 11/15/20 (d)	7,665,000	6,936,825
4.75%, 05/01/21	1,000,000	810,000

		24,245,982

Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.,
3.25%, 02/23/26	1,400,000	1,460,302
3.85%, 08/04/46	4,550,000	4,430,726
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
8.10%, 07/15/36 (b)	4,000,000	4,775,040
Diebold, Inc.,
8.50%, 04/15/24 (b)	3,000,000	3,179,250
Hewlett Packard Enterprise Co.,
5.15%, 10/15/25 (b)	7,500,000	8,008,905
Seagate HDD Cayman,
4.88%, 06/01/27	2,000,000	1,807,012
Western Digital Corp.,
10.50%, 04/01/24 (b)	6,750,000	7,796,250

		31,457,485

Textiles, Apparel & Luxury Goods 1.6%
Coach, Inc.,
4.25%, 04/01/25	3,350,000	3,442,815
Levi Strauss & Co.,
6.88%, 05/01/22	7,430,000	7,801,500
NIKE, Inc.,
3.38%, 11/01/46	5,750,000	5,544,202

		16,788,517

Thrifts & Mortgage Finance 0.2%
Radian Group, Inc.,
7.00%, 03/15/21	1,500,000	1,681,410

Trading Companies & Distributors 0.4%
United Rentals North America, Inc.,
7.63%, 04/15/22	3,492,000	3,713,323

Total Corporate Bonds (cost $484,530,213)		490,933,200

Mortgage-Backed Securities 36.2%

	Principal Amount	Market Value

FHLMC Gold Pool
Pool# J13885 3.50%, 12/01/25	$1,955,314	$2,065,136
Pool# J14732 4.00%, 03/01/26	61	65
Pool# J19197 3.00%, 05/01/27	1,143,545	1,197,047
Pool# G14748 3.00%, 04/01/28	2,225,935	2,330,076
Pool# C91768 3.50%, 07/01/34	9,112,126	9,644,125
Pool# G30692 3.50%, 08/01/34	10,916,558	11,585,316
Pool# G30782 3.50%, 02/01/35	3,394,105	3,589,213
Pool# C91846 3.00%, 09/01/35	2,907,586	3,026,145
Pool# C91859 3.50%, 12/01/35	3,242,592	3,438,812
Pool# C91868 3.50%, 04/01/36	7,661,409	8,125,640
Pool# G05963 4.50%, 04/01/40	535,557	585,721
Pool# A95406 4.00%, 12/01/40	1,656,490	1,779,020
Pool# G60438 3.00%, 01/01/41	8,177,388	8,432,356
Pool# A96464 4.00%, 01/01/41	669,357	718,780
Pool# Q06025 4.00%, 02/01/42	2,146,217	2,329,040
Pool# Q10392 3.50%, 08/01/42	4,708,636	4,957,523
Pool# G08534 3.00%, 06/01/43	5,063,237	5,222,195
Pool# G08541 3.50%, 08/01/43	6,769,453	7,124,721
Pool# Q22176 4.00%, 09/01/43	9,368,782	10,015,475
Pool# C09071 4.00%, 02/01/45	8,053,750	8,612,036
FNMA Pool
Pool# AH9561 3.50%, 08/01/26	3,133,732	3,309,784
Pool# AL0578 3.50%, 08/01/26	282,259	297,589
Pool# MA0848 3.50%, 09/01/26	6,673,612	7,036,773
Pool# AJ5336 3.00%, 11/01/26	1,315,848	1,377,603
Pool# AJ6973 3.00%, 11/01/26	13,864,240	14,514,908
Pool# AL1121 3.50%, 12/01/26	3,871,465	4,081,569

32

Statement of Investments (Continued)

October 31, 2016

Nationwide Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AL4235 3.50%, 01/01/27	$8,489,856	$8,948,588
Pool# AL1345 3.00%, 02/01/27	2,328,952	2,438,253
Pool# AL1719 3.00%, 05/01/27	2,513,047	2,640,523
Pool# AL2908 3.00%, 08/01/27	612,451	641,194
Pool# AO3261 3.00%, 10/01/27	4,844,908	5,072,286
Pool# AL4180 3.50%, 09/01/28	4,203,085	4,429,675
Pool# MA2124 3.00%, 12/01/29	1,867,497	1,955,141
Pool# MA1165 3.00%, 09/01/32	1,158,988	1,207,037
Pool# MA1459 3.00%, 06/01/33	2,409,183	2,509,309
Pool# AL6591 3.00%, 09/01/33	7,835,530	8,160,464
Pool# MA1561 3.00%, 09/01/33	4,152,936	4,325,205
Pool# MA1608 3.50%, 10/01/33	10,187,267	10,777,707
Pool# MA1889 3.50%, 05/01/34	9,012,280	9,532,281
Pool# MA2417 3.50%, 10/01/35	846,760	896,431
Pool# MA2610 3.00%, 05/01/36	12,397,241	12,915,250
Pool# AE0311 3.50%, 08/01/40	8,129,517	8,537,061
Pool# AE3328 4.00%, 10/01/40	5,114,855	5,474,214
Pool# AB1845 4.00%, 11/01/40	9,094,479	9,765,160
Pool# AH0315 4.00%, 12/01/40	12,648,051	13,578,512
Pool# AH1107 4.00%, 12/01/40	897,334	981,524
Pool# AJ1407 4.00%, 09/01/41	4,682,661	5,018,564
Pool# AJ9278 3.50%, 12/01/41	8,821,998	9,303,327
Pool# AJ9323 3.00%, 01/01/42	4,991,128	5,142,949
Pool# AW8165 4.00%, 01/01/42	6,933,138	7,428,601
Pool# AJ8414 4.00%, 02/01/42	5,013,948	5,387,738
Pool# AB4696 4.00%, 03/01/42	3,073,669	3,336,519

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AP2132 3.50%, 08/01/42	$3,623,021	$3,816,711
Pool# AP8288 3.00%, 09/01/42	7,692,612	7,938,605
Pool# AQ8681 3.00%, 12/01/42	10,604,771	10,942,815
Pool# AB9243 3.00%, 05/01/43	14,028,209	14,470,713
Pool# AT5993 3.00%, 05/01/43	11,241,795	11,599,186
Pool# AT6653 3.00%, 05/01/43	11,306,288	11,663,689
Pool# AU1632 3.00%, 07/01/43	6,544,148	6,751,643
Pool# AS0205 3.00%, 08/01/43	3,665,736	3,789,165
Pool# AU2592 3.50%, 08/01/43	4,443,566	4,682,684
Pool# AL7696 3.00%, 12/01/43	10,680,632	11,019,305
Pool# AL7709 3.00%, 02/01/45	5,331,711	5,500,588
Pool# BC0304 3.50%, 03/01/46	10,342,958	10,855,860

Total Mortgage-Backed Securities (cost $375,289,394)		378,831,145

Investment Company 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (e)(f)	1,308,299	1,308,299

Total Investment Company (cost $1,308,299)		1,308,299

Repurchase Agreement 3.0%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $30,889,480, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17- 05/15/24; total market value $31,506,990. (e)(g)	$30,889,205	30,889,205

Total Repurchase Agreement (cost $30,889,205)		30,889,205

33

Statement of Investments (Continued)

October 31, 2016

Nationwide Core Plus Bond Fund (Continued)

U.S. Treasury Obligations 9.9%

	Principal Amount	Market Value

U.S. Treasury Bills
3.25%, 04/15/22	$15,000,000	$14,999,910
6.00%, 10/01/29	12,410,000	12,407,841
U.S. Treasury Bond, 2.50%, 02/15/45	37,225,000	36,576,466
U.S. Treasury Notes
1.00%, 08/15/18	10,000,000	10,025,390
1.25%, 12/15/18	7,500,000	7,552,732
1.38%, 08/31/20	17,500,000	17,623,725
1.50%, 08/15/26	4,815,000	4,671,301

Total U.S. Treasury Obligations (cost $106,105,407)		103,857,365

Preferred Stocks 1.1%

	Shares

Consumer Finance 0.1%
Capital One Financial Corp., 0.00%, 12/01/19 (d)(h)	45,000	1,264,050

Insurance 0.8%
Allstate Corp. (The), 6.75%, 10/15/18 (h)	94,250	2,545,693
Maiden Holdings Ltd.
6.63%, 06/14/21 (h)	50,000	1,323,500
8.25%, 08/29/17 (h)	10,000	260,800
Maiden Holdings North America Ltd., 7.75%, 12/01/18 (h)	126,000	3,379,320
PartnerRe Ltd., 7.25%, 04/29/21 (h)	31,383	935,213

		8,444,526

Multi-Utilities 0.2%
DTE Energy Co., 6.50%, 12/01/61 (h)	52,100	1,326,987

Thrifts & Mortgage Finance 0.0%†
FHLMC, 0.00%, 12/31/17* (c)(d)	35,000	136,500

Total Preferred Stocks (cost $11,241,467)		11,172,063

Total Investments (cost $1,039,916,109) (i) — 100.2%		1,049,039,726

Liabilities in excess of other assets — (0.2)%		(1,915,103)

NET ASSETS — 100.0%		$1,047,124,623

*	Denotes a non-income producing security.
(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $80,281,076 which represents 7.67% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date reflects the next call date.

(d)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $30,872,476.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $32,197,504.

(f)	Represents 7-day effective yield as of October 31, 2016.

(g)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(h)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2016.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

FNMA	Federal National Mortgage Association

FHLMC	Federal Home Loan Mortgage Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

34

Statement of Assets and Liabilities

October 31, 2016

Nationwide Core Plus Bond Fund
Assets:
Investments, at value* (cost $1,009,026,904)	$1,018,150,521
Repurchase agreement, at value (cost $30,889,205)	30,889,205

Total Investments, at value (total cost $1,039,916,109)	1,049,039,726

Cash	10,152,050
Interest receivable	8,064,464
Security lending income receivable	25,863
Receivable for investments sold	20,026,134
Receivable for capital shares issued	74,505
Prepaid expenses	18,833

Total Assets	1,087,401,575

Liabilities:
Payable for investments purchased	6,976,215
Distributions payable	18,452
Payable for capital shares redeemed	595,924
Payable upon return of securities loaned (Note 2)	32,197,504
Accrued expenses and other payables:
Investment advisory fees	388,566
Fund administration fees	27,925
Distribution fees	936
Administrative servicing fees	1,820
Accounting and transfer agent fees	2,022
Trustee fees	3,703
Custodian fees	5,993
Compliance program costs (Note 3)	442
Professional fees	44,386
Printing fees	4,488
Other	8,576

Total Liabilities	40,276,952

Net Assets	$1,047,124,623

Represented by:
Capital	$1,036,508,740
Accumulated distributions in excess of net investment income	(5,159)
Accumulated net realized gains from investments	1,497,425
Net unrealized appreciation/(depreciation) from investments	9,123,617

Net Assets	$1,047,124,623

Net Assets:
Class A Shares	$4,432,115
Institutional Service Class Shares	6,722,061
Institutional Class Shares	1,035,970,447

Total	$1,047,124,623

*	Includes value of securities on loan of $30,872,476 of which certain securities were sold prior to October 31, 2016 and are included in “Receivable for investments sold” and were fully collateralized (Note 2).

35

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Core Plus Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	427,845
Institutional Service Class Shares	648,281
Institutional Class Shares	99,945,318

Total	101,021,444

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.36
Institutional Service Class Shares	$10.37
Institutional Class Shares	$10.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.82

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

36

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$33,097,899
Dividend income	1,184,040
Income from securities lending (Note 2)	202,462

Total Income	34,484,401

EXPENSES:
Investment advisory fees	4,360,997
Fund administration fees	316,783
Distribution fees Class A	10,076
Administrative servicing fees Class A	4,723
Administrative servicing fees Institutional Service Class	4,296
Registration and filing fees	39,719
Professional fees	78,518
Printing fees	8,671
Trustee fees	30,874
Custodian fees	37,354
Accounting and transfer agent fees	13,731
Compliance program costs (Note 3)	4,377
Other	35,598

Total Expenses	4,945,717

NET INVESTMENT INCOME	29,538,684

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,604,634
Net change in unrealized appreciation/(depreciation) from investments	13,919,443

Net realized/unrealized gains from investments	19,524,077

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$49,062,761

The accompanying notes are an integral part of these financial statements.

37

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$29,538,684	$24,766,022
Net realized gains from investments	5,604,634	1,532,101
Net change in unrealized appreciation/(depreciation) from investments	13,919,443	(9,053,862)

Change in net assets resulting from operations	49,062,761	17,244,261

Distributions to Shareholders From:
Net investment income:
Class A	(117,113)	(57,292)
Institutional Service Class	(132,514)	(40,826)
Institutional Class	(32,332,008)	(27,342,313)
Net realized gains:
Class A	(494)	(1,348)
Institutional Service Class	(250)	(220)
Institutional Class	(148,553)	(841,568)

Change in net assets from shareholder distributions	(32,730,932)	(28,283,567)

Change in net assets from capital transactions	43,522,771	211,942,556

Change in net assets	59,854,600	200,903,250

Net Assets:
Beginning of year	987,270,023	786,366,773

End of year	$1,047,124,623	$987,270,023

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(5,159)	$77,608

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,871,079	$2,637,619
Dividends reinvested	110,061	49,790
Cost of shares redeemed	(1,322,423)	(946,913)

Total Class A Shares	1,658,717	1,740,496

Institutional Service Class Shares
Proceeds from shares issued	6,690,931	2,621,137
Dividends reinvested	132,329	40,944
Cost of shares redeemed	(1,633,963)	(1,370,148)

Total Institutional Service Class Shares	5,189,297	1,291,933

Institutional Class Shares
Proceeds from shares issued	160,954,235	258,162,486
Dividends reinvested	32,274,740	28,023,904
Cost of shares redeemed	(156,554,218)	(77,276,263)

Total Institutional Class Shares	36,674,757	208,910,127

Change in net assets from capital transactions	$43,522,771	$211,942,556

38

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	281,284	256,360
Reinvested	10,679	4,851
Redeemed	(127,761)	(92,509)

Total Class A Shares	164,202	168,702

Institutional Service Class Shares
Issued	650,454	254,567
Reinvested	12,787	3,990
Redeemed	(157,839)	(134,405)

Total Institutional Service Class Shares	505,402	124,152

Institutional Class Shares
Issued	15,725,811	24,909,356
Reinvested	3,136,800	2,728,360
Redeemed	(15,347,554)	(7,544,349)

Total Institutional Class Shares	3,515,057	20,093,367

Total change in shares	4,184,661	20,386,221

The accompanying notes are an integral part of these financial statements.

39

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$10.19	0.27	0.20	0.47	(0.30)	–	(0.30)	$10.36	4.67%		$4,432,115	0.86%	2.60%	0.86%	91.19%
Year Ended October 31, 2015	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%
Year Ended October 31, 2014	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%
Period Ended October 31, 2013 (g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%	)	$79,649	1.01%	2.49%	1.06%	49.95%

Institutional Service Class Shares
Year Ended October 31, 2016	$10.20	0.29	0.21	0.50	(0.33)	–	(0.33)	$10.37	4.95%		$6,722,061	0.59%	2.85%	0.59%	91.19%
Year Ended October 31, 2015	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%
Period Ended October 31, 2013 (g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%	)	$62,188	0.70%	2.81%	0.72%	49.95%

Institutional Class Shares
Year Ended October 31, 2016	$10.20	0.30	0.21	0.51	(0.34)	–	(0.34)	$10.37	5.05%		$1,035,970,447	0.49%	2.96%	0.49%	91.19%
Year Ended October 31, 2015	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%
Year Ended October 31, 2013	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%		$282,088,539	0.69%	2.67%	0.81%	49.95%
Year Ended October 31, 2012	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%		$68,903,978	0.75%	3.63%	1.04%	104.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of April 24, 2013 through October 31, 2013.

The accompanying notes are an integral part of these financial statements.

40

Fund Commentary	Nationwide Government Bond Fund

For the annual period ended October 31, 2016, the Nationwide Government Bond Fund (Institutional Service Class) returned 2.44% versus 3.45% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 67 funds as of October 31, 2016) was 2.58% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The economy in 2016 was marked by slow, but broad-based, growth and an uptick in the rate of inflation. Real GDP advanced at its weakest pace since 2009 this year, as inventories were drawn down, consumer spending slowed, and capital spending remained soft. Still, both capital expenditures and trade improved in 2016 and by the end of the fiscal year, every major GDP component was back in positive territory.

The deceleration in consumption growth came in spite of continued improvement in the labor market. Payroll employment again increased at a healthy rate and wage growth accelerated further after finally perking up in 2015. The tighter market also boosted labor force growth, as the participation rate rose for the first time in a decade.

Perhaps the most notable trend of 2016, however, was the pickup in inflation. Commodity prices bottomed early in the year and rose strongly through the spring and summer. Headline inflation consequently moved above 1.0% for the first time in more than a year. More importantly, core inflation continued to edge higher, hitting at one point its fastest annual pace since 2008.

Other central banks continued to pursue more accommodative policies on balance, although the degree of easing was modest relative to earlier in the cycle. Global growth largely mirrored that of the U.S. in 2016 — slow, steady, and broadly distributed.

Ten-year Treasuries, which began the period at 2.15%, followed a bumpy path to the lower yield level at the end of the period. The yield dropped sharply to under 1.40% post-Brexit, but rose back to 1.83% by the end of the period. Despite intentions for the Federal Reserve to raise interest rates, US rate levels remain attractive relative to those of many of our peers. There is an estimated $11 trillion in debt worldwide that trades at negative yields. This created significant technical demand for US Treasuries.

During the reporting period, the portfolio continued to hold out-of-benchmark positions in agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS). MBS contributed positively relative to the benchmark on favorable market technicals and subdued volatility. The TIPS position detracted from performance as the market priced in a sharply weaker inflation expectation. But, later during the period, a position was added in short maturity TIPS which have contributed to performance. Nominal US Treasuries were underweighted in the portfolio relative to the benchmark, which contributed to performance.

The portfolio has mostly been short to neutral duration during the reporting period, which has detracted relative to the benchmark but has helped more recently as yields have increased since June. We have also been positioned for the longer end of the yield curve to outperform shorter-term Treasuries, which has helped the performance of the Fund. We believe the Fund is structured well for our expectation of gradually rising interest rates and continuing economic growth.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; Chad W. Finefrock, CFA*; and Gary R. Hunt, CFA

*Chad W. Finefrock became a portfolio manager to the Fund on August 12, 2016.

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

41

Fund Overview	Nationwide Government Bond Fund

Asset Allocation†

U.S. Treasury Obligations	26.4%
U.S. Government Agency Securities	24.7%
Mortgage-Backed Securities	22.7%
Short-term Investment	9.9%
Collateralized Mortgage Obligations	7.8%
Corporate Bond	4.0%
Foreign Government Security	4.0%
Commercial Mortgage-Backed Security	0.7%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Holdings††

FHLMC, 1.25%, 10/02/19	10.1%
Financing Corp., 10/05/17	9.9%
Overseas Private Investment Corp., 2.29%, 09/15/26	8.0%
FNMA REMICS, 2.50%, 09/25/42	6.6%
FHLB, 5.37%, 09/09/24	6.6%
U.S. Treasury Bond, 2.88%, 05/15/43	6.3%
FNMA Pool, 3.50%, 12/01/25	5.0%
U.S. Treasury Bond, 3.38%, 05/15/44	4.7%
U.S. Treasury Note, 1.50%, 03/31/23	4.5%
U.S. Treasury Bond, 3.13%, 11/15/41	4.5%
Other Holdings	33.8%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 2.44%, underperforming its benchmark by 1.01% and the Lipper peer category median by 0.14%

•	The portfolio held out-of-benchmark positions in agency mortgage-backed securities (MBS) that contributed positively relative to the benchmark on favorable market technicals and subdued volatility

•	Some of the portfolio’s positions in Treasury Inflation-Protected Securities (TIPS) detracted from performance as the market priced in a sharply weaker inflation expectation

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

42

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	2.24%	1.37%	3.58%
	w/SC2	(0.03)%	0.49%	3.13%
Class C	w/o SC1	1.46%	0.70%	2.92%
	w/SC3	0.46	N/A	N/A
Class R4,5		1.75%	1.02%	3.27%
Institutional Service Class[6]	w/o SC1	2.44%	1.66%	3.87%
	w/SC7	N/A	0.72%	3.40%
BofAML AAA U.S. Treasury/Agency Master Index		3.45%	2.22%	4.27%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.16%	1.08%
Class C	1.83%	1.75%
Class R	1.53%	1.45%
Institutional Service Class	0.87%	0.79%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

43

Fund Performance (con’t.)	Nationwide Government Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

44

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,004.10	5.34	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.81	5.38	1.06
Class C Shares	Actual	(a)	1,000.00	1,000.70	8.80	1.75
	Hypothetical	(a)(b)	1,000.00	1,016.34	8.87	1.75
Class R Shares	Actual	(a)	1,000.00	1,001.20	7.29	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.85	7.35	1.45
Institutional Service Class Shares	Actual	(a)	1,000.00	1,005.60	3.93	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.96	0.78

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

45

Statement of Investments

October 31, 2016

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 7.8%

	Principal Amount	Market Value

FHLMC REMICS Series 1684, Class I, 6.50%, 03/15/24	$310,650	$356,235
Series 2296, Class H, 6.50%, 03/15/31	16,300	17,314
FNMA REMICS Series 1988-25, Class B, 9.25%, 10/25/18	195	196
Series 1990-7, Class B, 8.50%, 01/25/20	3,817	4,102
Series 1993-16, Class Z, 7.50%, 02/25/23	21,201	23,445
Series 1993-226, Class PK, 6.00%, 12/25/23	145,440	166,634
Series 2013-59, Class MX, 2.50%, 09/25/42	3,195,547	3,287,036

Total Collateralized Mortgage Obligations (cost $3,746,745)		3,854,962

Commercial Mortgage-Backed Security 0.7%
FNMA REMICS, Series 1998-73, Class MZ, 6.30%, 10/17/38	325,160	332,983

Total Commercial Mortgage-Backed Security (cost $326,582)		332,983

Corporate Bond 4.0%
Diversified Financial Services 4.0%
Private Export Funding Corp., Series HH, 1.45%, 08/15/19	2,000,000	2,007,588

Total Corporate Bond (cost $2,006,007)		2,007,588

Foreign Government Security 4.0%
UNITED STATES 4.0%
Ukraine Government AID Bond, 1.47%, 09/29/21	2,000,000	1,999,048

Total Foreign Government Security (cost $2,000,000)		1,999,048

Mortgage-Backed Securities 22.7%
FNMA Pool
Pool# MA0598 3.50%, 12/01/20	1,417,900	1,493,588
Pool# 874740 6.32%, 07/01/22	1,562,491	1,813,714
Pool# 874982 6.81%, 11/01/25	1,559,244	1,878,443
Pool# 932840 3.50%, 12/01/25	2,357,546	2,485,736

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (Continued)
Pool# 387114 5.62%, 09/01/34	$1,015,427	$1,101,074
Pool# 773298 2.86%, 04/01/35 (a)	954,855	1,011,202
Pool# 813605 2.72%, 07/01/36 (a)	197,330	207,533
Pool# 745769 2.79%, 07/01/36 (a)	1,187,158	1,260,773

Total Mortgage-Backed Securities (cost $10,484,272)		11,252,063

Short-term Investment 9.9%
Banks 9.9%
Financing Corp., 0.00%, 10/05/17 (b)	4,966,000	4,920,412

Total Short-term Investment (cost $4,890,681)		4,920,412

U.S. Government Agency Securities 24.7%
FHLB 5.37%, 09/09/24	2,615,000	3,267,495
FHLMC 1.25%, 10/02/19	5,000,000	5,025,605
Overseas Private Investment Corp. 2.29%, 09/15/26	3,869,770	3,953,616

Total U.S. Government Agency Securities (cost $11,993,440)		12,246,716

U.S. Treasury Obligations 26.4%
U.S. Treasury Bonds 3.13%, 11/15/41	2,000,000	2,224,140
2.88%, 05/15/43	2,945,000	3,126,070
3.38%, 05/15/44	2,000,000	2,327,734
3.00%, 11/15/45	1,250,000	1,357,129
U.S. Treasury Inflation Indexed Note, 0.13%, 04/15/17 (c)	250,000	265,612
U.S. Treasury Notes 2.13%, 12/31/22	1,500,000	1,551,738
1.50%, 03/31/23	2,250,000	2,240,771

Total U.S. Treasury Obligations (cost $12,340,018)		13,093,194

Total Investments (cost $47,787,745) (d) — 100.2%		49,706,966

Liabilities in excess of other assets — (0.2)%		(91,812)

NET ASSETS — 100.0%		$49,615,154

46

Statement of Investments (Continued)

October 31, 2016

Nationwide Government Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Zero Coupon Security. Debt security that pays no cash income but is sold at substantial discount from its value at maturity.

(c)	Principal amounts are not adjusted for inflation.

(d)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

AID	Agency for International Development

FHLB	Federal Home Loan Bank

FNMA	Federal National Mortgage Association

FHLMC	Federal Home Loan Mortgage Corp.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

47

Statement of Assets and Liabilities

October 31, 2016

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $47,787,745)	$49,706,966
Cash	361,610
Interest receivable	225,750
Receivable for capital shares issued	6,123
Reimbursement from investment advisor	8,808
Prepaid expenses	24,320

Total Assets	50,333,577

Liabilities:
Distributions payable	6,271
Payable for capital shares redeemed	626,434
Accrued expenses and other payables:
Investment advisory fees	19,783
Fund administration fees	7,940
Distribution fees	4,465
Administrative servicing fees	6,171
Accounting and transfer agent fees	7,128
Trustee fees	195
Custodian fees	294
Compliance program costs (Note 3)	24
Professional fees	25,041
Printing fees	8,253
Other	6,424

Total Liabilities	718,423

Net Assets	$49,615,154

Represented by:
Capital	$49,244,664
Accumulated distributions in excess of net investment income	(67,346)
Accumulated net realized losses from investments	(1,481,385)
Net unrealized appreciation/(depreciation) from investments	1,919,221

Net Assets	$49,615,154

Net Assets:
Class A Shares	$15,579,255
Class C Shares	637,095
Class R Shares	661,181
Institutional Service Class Shares	32,737,623

Total	$49,615,154

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,523,090
Class C Shares	62,318
Class R Shares	64,604
Institutional Service Class Shares	3,199,853

Total	4,849,865

48

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.23
Class C Shares (b)	$10.22
Class R Shares	$10.23
Institutional Service Class Shares	$10.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.47

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

49

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$1,365,977

Total Income	1,365,977

EXPENSES:
Investment advisory fees	269,692
Fund administration fees	95,388
Distribution fees Class A	54,332
Distribution fees Class C	7,577
Distribution fees Class R	3,097
Administrative servicing fees Class A	25,224
Administrative servicing fees Class C	367
Administrative servicing fees Class R	1,548
Administrative servicing fees Institutional Service Class	29,458
Registration and filing fees	47,132
Professional fees	28,358
Printing fees	16,517
Trustee fees	1,867
Custodian fees	2,275
Accounting and transfer agent fees	37,554
Compliance program costs (Note 3)	259
Other	13,421

Total expenses before expenses reimbursed	634,066

Expenses reimbursed by adviser (Note 3)	(77,780)

Net Expenses	556,286

NET INVESTMENT INCOME	809,691

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,322,722)
Net change in unrealized appreciation/(depreciation) from investments	1,859,238

Net realized/unrealized gains from investments	536,516

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,346,207

The accompanying notes are an integral part of these financial statements.

50

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$809,691	$936,093
Net realized gains/(losses) from investments	(1,322,722)	245,174
Net change in unrealized appreciation/(depreciation) from investments	1,859,238	(497,075)

Change in net assets resulting from operations	1,346,207	684,192

Distributions to Shareholders From:
Net investment income:
Class A	(265,964)	(331,916)
Class C	(4,446)	(6,302)
Class R	(5,399)	(6,263)
Institutional Service Class	(557,232)	(672,643)
Net realized gains:
Class A	(12,899)	–
Class C	(338)	–
Class R	(258)	–
Institutional Service Class	(16,971)	–
Return of capital:
Class A	(11,785)	–
Class C	(195)	–
Class R	(240)	–
Institutional Service Class	(24,688)	–

Change in net assets from shareholder distributions	(900,415)	(1,017,124)

Change in net assets from capital transactions	(20,619,234)	(2,063,861)

Change in net assets	(20,173,442)	(2,396,793)

Net Assets:
Beginning of year	69,788,596	72,185,389

End of year	$49,615,154	$69,788,596

Accumulated distributions in excess of net investment income at end of year	$(67,346)	$(75,511)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,429,873	$12,037,774
Dividends reinvested	271,887	307,395
Cost of shares redeemed	24,543,604)	(9,630,020)

Total Class A Shares	(13,841,844)	2,715,149

Class C Shares
Proceeds from shares issued	148,478	176,388
Dividends reinvested	3,949	5,103
Cost of shares redeemed	(515,836)	(180,383)

Total Class C Shares	(363,409)	1,108

Class R Shares
Proceeds from shares issued	331,726	365,854
Dividends reinvested	2,625	4,030
Cost of shares redeemed	(201,641)	(497,443)

Total Class R Shares	132,710	(127,559)

51

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$4,069,097	$5,459,377
Dividends reinvested	545,164	614,010
Cost of shares redeemed	(11,160,952)	(10,725,946)

Total Institutional Service Class Shares	(6,546,691)	(4,652,559)

Change in net assets from capital transactions	$(20,619,234)	$(2,063,861)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,005,412	1,177,111
Reinvested	26,529	30,050
Redeemed	(2,403,496)	(941,819)

Total Class A Shares	(1,371,555)	265,342

Class C Shares
Issued	14,465	17,262
Reinvested	386	500
Redeemed	(50,541)	(17,641)

Total Class C Shares	(35,690)	121

Class R Shares
Issued	32,437	35,360
Reinvested	256	394
Redeemed	(19,681)	(48,204)

Total Class R Shares	13,012	(12,450)

Institutional Service Class Shares
Issued	396,537	534,835
Reinvested	53,146	59,985
Redeemed	(1,084,991)	(1,051,602)

Total Institutional Service Class Shares	(635,308)	(456,782)

Total change in shares	(2,029,541)	(203,769)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

52

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$10.14	0.12	0.11	0.23	(0.13)	–	(0.01)	(0.14)	–	$10.23	2.24%		$15,579,255	1.09%	1.18%		1.22%	29.87%
Year Ended October 31, 2015	$10.19	0.12	(0.03)	0.09	(0.14)	–	–	(0.14)	–	$10.14	0.85%		$29,360,368	1.14%	1.21%		1.15%	27.70%
Year Ended October 31, 2014	$10.10	0.11	0.10	0.21	(0.12)	–	–	(0.12)	–	$10.19	2.11%		$26,793,242	1.14%	1.06%		1.17%	54.32%
Year Ended October 31, 2013	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	–	(0.38)	–	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%		1.16%	156.00%
Year Ended October 31, 2012	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	–	(0.49)	–	$10.74	4.32%		$48,503,301	1.11%	1.53%		1.11%	81.08%

Class C Shares
Year Ended October 31, 2016	$10.14	0.05	0.09	0.14	(0.06)	–	–	(0.06)	–	$10.22	1.46%		$637,095	1.78%	0.51%		1.91%	29.87%
Year Ended October 31, 2015	$10.19	0.06	(0.04)	0.02	(0.07)	–	–	(0.07)	–	$10.14	0.18%		$993,706	1.82%	0.54%		1.84%	27.70%
Year Ended October 31, 2014	$10.10	0.04	0.10	0.14	(0.05)	–	–	(0.05)	–	$10.19	1.43%		$996,981	1.82%	0.38%		1.85%	54.32%
Year Ended October 31, 2013	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	–	(0.32)	–	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10%	)	1.80%	156.00%
Year Ended October 31, 2012	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	–	(0.42)	–	$10.74	3.67%		$2,031,828	1.74%	0.90%		1.74%	81.08%

Class R shares (e)
Year Ended October 31, 2016	$10.15	0.08	0.09	0.17	(0.09)	–	–	(0.09)	–	$10.23	1.75%		$661,181	1.47%	0.81%		1.61%	29.87%
Year Ended October 31, 2015	$10.20	0.09	(0.04)	0.05	(0.10)	–	–	(0.10)	–	$10.15	0.47%		$523,688	1.51%	0.83%		1.53%	27.70%
Year Ended October 31, 2014	$10.11	0.07	0.10	0.17	(0.08)	–	–	(0.08)	–	$10.20	1.71%		$653,178	1.53%	0.68%		1.56%	54.32%
Year Ended October 31, 2013	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	–	(0.35)	–	$10.11	(2.84%	)	$802,424	1.46%	0.21%		1.47%	156.00%
Year Ended October 31, 2012	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	–	(0.47)	–	$10.75	4.12%		$1,461,777	1.29%	1.34%		1.29%	81.08%

Institutional Service Class Shares (f)
Year Ended October 31, 2016	$10.15	0.15	0.10	0.25	(0.16)	–	(0.01)	(0.17)	–	$10.23	2.44%		$32,737,623	0.81%	1.48%		0.94%	29.87%
Year Ended October 31, 2015	$10.19	0.15	(0.02)	0.13	(0.17)	–	–	(0.17)	–	$10.15	1.24%		$38,910,834	0.85%	1.50%		0.87%	27.70%
Year Ended October 31, 2014	$10.10	0.14	0.10	0.24	(0.15)	–	–	(0.15)	–	$10.19	2.39%		$43,741,988	0.87%	1.35%		0.89%	54.32%
Year Ended October 31, 2013	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	–	(0.41)	–	$10.10	(2.35%	)	$49,450,167	0.87%	0.82%		0.88%	156.00%
Year Ended October 31, 2012	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	–	(0.52)	–	$10.75	4.70%		$68,699,937	0.83%	1.81%		0.83%	81.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

53

Fund Commentary	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)*

For the annual period ended October 31, 2016, the Nationwide Government Money Market Fund (Institutional Class) returned 0.04% versus 0.00% for its benchmark, the iMoneyNet Money Fund AverageTM Government All, and 0.04% for its former benchmark, the iMoneyNet Prime Retail Index*. For broader comparison, the median return for the Fund’s closest Lipper peer category of Institutional U.S. Government Money Market Funds (consisting of 237 funds as of October 31, 2016) was 0.08% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The fourth quarter of 2015 was dominated by the U.S. Federal Reserve, from lingering disappointment over its decision not to raise interest rates in its September Federal Open Market Committee (FOMC) meeting to the growing consensus (fueled by Fed officials) that liftoff would come in December. Finally, action did come to pass with a 25 basis-point hike to a target range of 0.25-0.50% near the end of the year, the first time rates moved from near zero in seven years. Fed Chair Janet Yellen made clear that the decision came in large part from policymaker confidence in the improving domestic economy. The housing market further solidified, with starts continuing an upward trend over the course of the quarter, construction strengthening and house sales firming, in part from the long-awaited arrival of first-time buyers. Also, retail sales grew, led by vehicle purchases and restaurant spending, with the holiday shopping season expected to be solid. But the best sign that the U.S. is on a sustainable path to recovery — and the data that most influenced the Fed’s action — was the performance of the labor market. Jobless claims, which had been at near historical lows for much of the year, were finally joined by the rest of the employment reports in the fall. Payrolls beat expectations handily, the benchmark unemployment rate fell to 5.0%, job openings increased, wages rose, and even the consistently low participation rate ticked up. Although manufacturing performance remained poor, the greatest negative of the quarter was stubbornly low inflation. Because the Fed posited that the weakness was largely caused by a temporary phenomenon of low energy prices, it was less concerned than it might otherwise have been. If anything, the Fed harbored more anxiety over the continued slowdown of the Chinese economy. The London interbank offered rate (Libor) and the yield on short-term Treasuries jumped. One-month Libor rose from 19 basis points to 43, three-month increased from 33 basis points to 61, and six-month vaulted from 53 basis points to 85; Treasuries leapt from zero basis points to 17 and from one-and-a-half basis points to 26 for the one-month and three-month bills, respectively.

Market volatility burst out of the gates in the first quarter of 2016. The unexpected tumult had some investors and analysts pointing fingers at the Federal Reserve for its action in December 2015 to lift rates from near zero for the first time in seven years, questioning whether or not the hike was the correct move. But it became clear that the turbulence had more to do with overseas economic and financial issues than the 25 basis-point rate increase. The reverse may have been true, however — the market turmoil seemed to impact the Fed’s decisions in the first three months of the year, seen in its communication to the market explicitly and implicitly. The former came in January, when the Fed said it “is closely monitoring global economic and financial developments” and the latter came in March when it did not hike rates again (and projected it would likely do so only twice in 2016 rather than the four times it had predicted in December). Through it all, and furthered by Chair Janet Yellen’s testimony to Congress, the Fed reminded the markets that it remains data dependent, and that this includes any data from international developments that impacts domestic employment and inflation. And while the U.S. labor and housing markets continued to improve and consumer spending grew over the first quarter, other economic aspects slowed. The strong dollar, declining global demand, low commodity prices and general uncertainty hurt U.S. manufacturing activity and exports to the point that the word “recession” came to the lips of some economists and experts. Enough positive, or at least neutral, additional reports in

54

Fund Commentary (con’t)	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)*

the quarter added balance to suggest such a descent was unlikely. However, the data was much too uneven for the Fed to justify a hike in March and for investors to feel overly optimistic for growth in 2016. Libor and the yield on short-term Treasuries continued to increase over the quarter, but at a slower pace compared to the jump that took place over the fourth quarter of 2015. One-month Libor was steady at 43 basis points, three-month increased from 61 basis points to 63, and six-month vaulted from 85 basis points to 91; Treasuries rose from 17 basis points to 20 and from 26 basis points to 30 for the one-month and three-month bills, respectively.

The second quarter of 2016 witnessed improvement in many aspects of the U.S. economy, although manufacturing continued to struggle, job gains moderated and most inflation gauges fell short of Federal Reserve targets. Uncertainty about the economy and geopolitical events at home and abroad kept the Fed on hold, with expectations for future rate hikes pushed further out due to late June’s surprise vote by British citizens for the U.K. to exit the European Union. While the surprise outcome of this politically charged referendum known as Brexit initially roiled both equities and fixed-income, the impact on money markets was minimal as money funds had ample liquidity and typical fund flows. The long-term fallout from the separation, which will likely take two years to complete, may result in negative assessments of the credit of British-based banks or even cause some to move operations from London. But one crucial near-term effect is the probable scuttling of any increases in the target funds rate range in upcoming FOMC meetings. But pushing through the quarter’s struggles were positive developments in several significant areas of the economy: the housing market, retail sales and consumer confidence. Housing starts were stable, sales were strong and prices rose. Led by autos, retail sales grew as consumer sentiment improved. Finally, the manufacturing sector also appeared to have bottomed, as several key surveys showed activity shifting from contraction to expansion. Supporting this recovery was a rebound in oil prices and a weakening U.S. dollar, though the former will likely continue to be volatile and the latter may be challenged by currency fluctuations arising from Brexit. The Libor increased over the quarter, but that was restrained somewhat by a drop after the Brexit announcement. One-month Libor rose from 43 basis points to 47, three-month increased from 63 basis points to 65, and six-month vaulted from 85 basis points to 92. The short end of the Treasuries yield curve flattened over the quarter, rising from 20 basis points to 26 for one-month bills, but falling from 30 basis points also to 26 for three-month bills.

Concerns over the surprise Brexit vote that rattled the markets just as the third quarter of 2016 was about to get underway subsided just as fast, as it quickly became clear the U.K.’s separation from the European Union could take years and would have little impact anytime soon on the U.S. As a result, investor focus during the July-September period quickly returned to the domestic economy. A powerful rebound in June payrolls assuaged worries over an extremely weak May tally and signaled increasing wage pressures — raising expectations that the Federal Reserve may soon begin to raise its target funds rate as it moved closer to its dual mandate of maximum employment and stable inflation. But even as equity markets hit record highs, economic data outside of the labor market turned disparate as summer wore on. The housing market continued to improve, but auto sales appeared to plateau. Consumer confidence rose, yet retail sales were mixed and core producer and consumer prices tailed off. But measures of second-quarter gross domestic product (GDP) were unequivocally poor. Hopes for a substantial rebound in growth from the first-quarter’s anemic 1.1% rate faded with the preliminary second-quarter reading of an extremely subpar 1.4%. All of this put a 2016 hike in doubt. In the end, Fed policymakers held steady despite relatively hawkish statements from a few voting members of the policy-setting FOMC meeting leading up to September’s meeting. However, the FOMC and Chair Janet Yellen in her post-meeting comments left open the possibility of action before the end of the year, which the market assigned to the December meeting, given the U.S. presidential election on November 8. The Libor increased over

55

Fund Commentary (con’t)	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)*

the quarter. One-month Libor rose 6 basis points to 0.53%, three-month increased 20 basis points to 0.85%, and six-month jumped from 92 basis points to 1.24%. The short end of the U.S. Treasury yield curve decreased 10 basis points to 0.16% for one-month bills and dipped 1 basis point to 0.25% for three-month bills.

Subadviser:

Federated Investment Management Company

*On September 30, 2016, the Fund began operating as a “government money market fund” as defined in Rule 2a-7 of the Investment Company Act of 1940, prior to the October 2016 deadline for compliance with the SEC’s recent Rule 2a-7 amendments. In addition, the Fund’s primary benchmark was changed to the iMoneyNet Money Fund AverageTM Government All since that benchmark is better aligned to the type of securities in which government money market funds invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s sponsor has no legal obligation to provide financial support to the fund.

The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most-recent prospectus for a more-detailed description of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

56

Fund Overview	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)

Asset Allocation†

Repurchase Agreements	47.0%
U.S. Government Agency Securities	33.7%
U.S. Treasury Obligations	10.7%
Investment Companies	8.8%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Holdings††

Federated Government Obligations Fund, 0.31%	8.7%
U.S. Treasury Note, 1.88%, 08/31/17	4.5%
FHLB, 0.49%, 06/29/17	3.8%
FHLMC, 0.50%, 04/04/17	3.0%
U.S. Treasury Note, 3.00%, 02/28/17	2.3%
FHLMC, 0.50%, 01/27/17	2.2%
FHLB, 0.52%, 06/26/17	2.0%
FHLB, 0.58%, 01/24/18	2.0%
FHLB, 0.51%, 03/22/17	2.0%
FHLB, 0.50%, 07/06/17	1.9%
Other Holdings*	67.6%
100.0%

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

57

Fund Performance	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)

Average Annual Total Return

(For periods ended October 31, 2016)

	1 Yr.	5 Yr.	10 Yr.
Investor[1]	0.00%	0.00%	0.77%
Institutional Class	0.04%	0.01%	0.79%
Service Class	0.00%	0.00%	0.74%
iMoneyNet Money Fund Average™ Government All	0.06%	0.02%	0.71%
iMoneyNet Prime Retail Index	0.07%	0.02%	0.77%
CPI	1.64%	1.32%	1.82%

[1]	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Investor	0.67%	0.67%
Institutional Class	0.52%	0.52%
Service Class	0.82%	0.77%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

58

Fund Performance (con’t.)	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Government Money Market Fund (formerly Nationwide Money Market Fund) versus the iMoneyNet Money Fund Average™ Government All (current benchmark), the iMoneyNet Prime Retail Index (former benchmark) and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

59

Shareholder Expense Example	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Money Market Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Investor Shares(a)	Actual	(b)	1,000.00	1,000.00	2.71	0.54
	Hypothetical(b)(c)		1,000.00	1,022.42	2.75	0.54
Institutional Class Shares	Actual	(b)	1,000.00	1,000.20	2.51	0.50
	Hypothetical(b)(c)		1,000.00	1,022.62	2.54	0.50
Service Class Shares	Actual	(b)	1,000.00	1,000.00	2.71	0.54
	Hypothetical(b)(c)		1,000.00	1,022.42	2.75	0.54

(a)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

60

Statement of Investments

October 31, 2016

Nationwide Government Money Market Fund

(formerly, Nationwide Money Market Fund)

U.S. Government Agency Securities 33.7%

	Principal Amount	Market Value

FFCB
0.56%, 05/17/17	$1,000,000	$996,935
0.54%, 09/20/17 (a)	5,000,000	5,000,000
0.69%, 10/04/17	1,000,000	993,541
0.71%, 10/20/17	2,500,000	2,498,504
FHLB
0.35%, 12/02/16	10,000,000	9,997,003
0.35%, 12/05/16	4,000,000	3,998,697
0.35%, 12/07/16	3,500,000	3,498,793
0.35%, 12/14/16	3,000,000	2,998,746
0.51%, 03/17/17	2,500,000	2,495,183
0.51%, 03/22/17	15,500,000	15,469,039
0.55%, 05/05/17	2,500,000	2,492,934
0.53%, 06/15/17 (a)	8,000,000	8,000,000
0.54%, 06/19/17 (a)	14,000,000	14,000,000
0.52%, 06/23/17 (a)	10,500,000	10,500,000
0.52%, 06/26/17 (a)	16,000,000	16,000,000
0.49%, 06/29/17 (a)	30,000,000	30,000,000
0.50%, 07/06/17 (a)	15,000,000	15,000,000
0.47%, 07/19/17 (a)	8,000,000	8,000,000
0.78%, 08/21/17 (a)	3,000,000	3,005,727
0.59%, 08/28/17 (a)	9,000,000	9,000,000
0.57%, 09/05/17 (a)	3,000,000	3,001,312
0.60%, 12/07/17 (a)	8,000,000	8,003,193
0.58%, 01/24/18 (a)	16,000,000	16,000,000
0.66%, 05/08/18 (a)	2,000,000	1,999,848
FHLMC
0.50%, 01/27/17	17,500,000	17,506,836
0.50%, 04/04/17	23,500,000	23,449,736
5.00%, 04/18/17	3,750,000	3,826,880
1.25%, 05/12/17	6,184,000	6,206,072
0.72%, 05/26/17	1,500,000	1,500,974
0.84%, 01/08/18 (a)	8,000,000	8,000,000
FNMA
1.13%, 04/27/17	3,225,000	3,233,938
0.81%, 12/20/17 (a)	2,500,000	2,500,885
0.85%, 01/11/18 (a)	5,000,000	5,000,000

Total U.S. Government Agency Securities (cost $264,174,776)		264,174,776

U.S. Treasury Obligations 10.7%
U.S. Treasury Bills
0.38%, 12/15/16	7,900,000	7,896,379
0.40%, 02/02/17	15,000,000	14,984,500
U.S. Treasury Notes
0.50%, 03/31/17	7,500,000	7,499,573
1.88%, 08/31/17	35,200,000	35,553,813
3.00%, 02/28/17	18,000,000	18,147,142

Total U.S. Treasury Obligations (cost $84,081,407)		84,081,407

Investment Companies 8.8%

	Shares	Market Value

Asset Management 8.8%
Federated Government Obligations Fund, Premier Shares, 0.32% (b)	68,000,000	$68,000,000
Federated Treasury Obligations Fund, Institutional Shares, 0.20% (b)	1,000,000	1,000,000

Total Investment Companies (cost $69,000,000)		69,000,000

Repurchase Agreements 47.0%

	Principal Amount

ING Financial Markets LLC, 0.32%, dated 10/26/16, due 11/02/16, repurchase price $75,004,667, collateralized by U.S. Government Agency Securities, ranging from 2.00% - 3.18%, maturing 06/01/36 - 05/01/44; total market value $77,254,028. (c)	$75,000,000	75,000,000
RBS Securities, Inc., 0.31%, dated 10/31/16, due 11/01/16, repurchase price $100,000,861, collateralized by U.S. Government Treasury Securities, ranging from 0.50% - 3.13%, maturing 11/30/16 - 07/31/23; total market value $102,000,299. (c)	100,000,000	100,000,000
Natixis Financial Products LLC, 0.34%, dated 10/31/16, due 11/01/16, repurchase price $25,000,236, collateralized by U.S. Government Agency Securities, ranging from 1.03% - 6.50%, maturing 12/15/34 - 10/15/46; total market value $25,750,243. (c)	25,000,000	25,000,000
Wells Fargo Securities LLC, 0.34%, dated 10/31/16, due 11/01/16, repurchase price $100,000,944, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 4.44%, maturing 03/25/20 - 01/15/55; total market value $103,000,973. (c)	100,000,000	100,000,000

61

Statement of Investments (Continued)

October 31, 2016

Nationwide Government Money Market Fund

(formerly, Nationwide Money Market Fund) (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

ING Financial Markets LLC, 0.33%, dated 10/31/16, due 11/01/16, repurchase price $69,220,635, collateralized by U.S. Government Agency Securities, ranging from 1.96% - 5.15%, maturing 11/01/35 - 08/01/46; total market value $71,297,268. (c)	$69,220,000	$69,220,000

Total Repurchase Agreements (cost $369,220,000)		369,220,000

Total Investments (cost $786,476,183) (d) — 100.2%		786,476,183

Liabilities in excess of other assets — (0.2)%		(1,610,547)

NET ASSETS — 100.0%		$784,865,636

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2016.

(c)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

(d)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

LLC	Limited Liability Company

The accompanying notes are an integral part of these financial statements.

62

Statement of Assets and Liabilities

October 31, 2016

Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)
Assets:
Investments, at value (cost $417,256,183)	$417,256,183
Repurchase agreement, at value (cost $369,220,000)	369,220,000

Total Investments, at value (total cost $786,476,183)	786,476,183

Cash	4,690
Interest and dividends receivable	387,472
Receivable for investments sold	499,890
Receivable for capital shares issued	1,681,172
Prepaid expenses	25,155

Total Assets	789,074,562

Liabilities:
Payable for capital shares redeemed	3,795,904
Accrued expenses and other payables:
Investment advisory fees	148,764
Fund administration fees	22,730
Distribution fees	363
Administrative servicing fees	47,850
Accounting and transfer agent fees	87,631
Trustee fees	2,712
Custodian fees	3,952
Compliance program costs (Note 3)	320
Professional fees	26,649
Printing fees	64,566
Other	7,485

Total Liabilities	4,208,926

Net Assets	$784,865,636

Represented by:
Capital	$784,865,636

Net Assets	$784,865,636

Net Assets:
Investor Shares	$375,742,483
Institutional Class Shares	406,423,512
Service Class Shares	2,699,641

Total	$784,865,636

Shares Outstanding (unlimited number of shares authorized):
Investor Shares	375,741,694
Institutional Class Shares	406,424,318
Service Class Shares	2,699,644

Total	784,865,656

63

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Investor Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

64

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)
INVESTMENT INCOME:
Interest income	$4,059,779
Dividend income	282,566

Total Income	4,342,345

EXPENSES:
Investment advisory fees	3,325,151
Fund administration fees	282,191
Distribution fees Service Class	4,756
Administrative servicing fees Investor(a)	579,062
Administrative servicing fees Service Class	5,273
Registration and filing fees	45,218
Professional fees	58,668
Printing fees	100,660
Trustee fees	26,203
Custodian fees	24,330
Accounting and transfer agent fees	461,683
Compliance program costs (Note 3)	3,604
Other	29,388

Total expenses before earnings credit and fees waived	4,946,187

Earnings credit (Note 4)	(2,717)
Distribution fees waived — Service Class (Note 3)	(2,467)
Distribution fees voluntarily waived — Service Class (Note 3)	(2,289)
Investment advisory fees voluntarily waived (Note 3)	(377,001)
Administrative servicing fees voluntarily waived — Investor (Note 3)(a)	(411,312)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(3,839)

Net Expenses	4,146,562

NET INVESTMENT INCOME	195,783

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	16,068

Net realized/unrealized gains from affiliated and non-affiliated investments	16,068

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$211,851

(a)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

65

Statements of Changes in Net Assets

	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$195,783	$–
Net realized gains from investments	16,068	23,902
Net increase from payment by affiliate (Note 3)	–	1,865,666

Change in net assets resulting from operations	211,851	1,889,568

Distributions to Shareholders From:
Net investment income:
Investor (a)	–	–
Institutional Class	(195,964)	–
Service Class	–	–
Net realized gains:
Investor (a)	(10,436)	–
Institutional Class	(13,620)	–
Service Class	(84)	–

Change in net assets from shareholder distributions	(220,104)	–

Change in net assets from capital transactions	(203,233,639)	(195,124,650)

Change in net assets	(203,241,892)	(193,235,082)

Net Assets:
Beginning of year	988,107,528	1,181,342,610

End of year	$784,865,636	$988,107,528

CAPITAL TRANSACTIONS:
Investor Shares (a)
Proceeds from shares issued	$179,153,198	$218,608,491
Dividends reinvested	10,429	–
Cost of shares redeemed	(244,680,190)	(279,899,717)

Total Investor Shares	(65,516,563)	(61,291,226)

Institutional Class Shares
Proceeds from shares issued	115,816,637	160,515,784
Dividends reinvested	209,573	–
Cost of shares redeemed	(253,347,170)	(293,990,472)

Total Institutional Class Shares	(137,320,960)	(133,474,688)

Service Class Shares
Proceeds from shares issued	759,887	619,973
Dividends reinvested	84	–
Cost of shares redeemed	(1,156,087)	(978,709)

Total Service Class Shares	(396,116)	(358,736)

Change in net assets from capital transactions	$(203,233,639)	$(195,124,650)

(a)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

66

Statements of Changes in Net Assets (Continued)

	Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund)
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Investor Shares (a)
Issued	179,153,198	218,608,491
Reinvested	10,429	–
Redeemed	(244,680,190)	(279,899,717)

Total Investor Shares	(65,516,563)	(61,291,226)

Institutional Class Shares
Issued	115,816,637	160,515,784
Reinvested	209,573	–
Redeemed	(253,347,170)	(293,990,472)

Total Institutional Class Shares	(137,320,960)	(133,474,688)

Service Class Shares
Issued	759,887	619,973
Reinvested	84	–
Redeemed	(1,156,087)	(978,709)

Total Service Class Shares	(396,116)	(358,736)

Total change in shares	(203,233,639)	(195,124,650)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

67

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Money Market Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)
Investor Shares (c)
Year Ended October 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$375,742,483	0.51%	–	0.66%
Year Ended October 31, 2015	$1.00	–	–	–	(d)	–	–	–	$1.00	–	(d)	$441,261,912	0.23%	–	0.65%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$501,801,083	0.18%	–	0.63%
Year Ended October 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$478,966,485	0.23%	–	0.63%
Year Ended October 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$501,569,163	0.30%	–	0.61%

Institutional Class Shares
Year Ended October 31, 2016	$1.00	–	–	–		–	–	–	$1.00	0.04%		$406,423,512	0.47%	0.04%	0.51%
Year Ended October 31, 2015	$1.00	–	–	–	(d)	–	–	–	$1.00	–	(d)	$543,749,831	0.23%	–	0.50%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$676,093,457	0.18%	–	0.48%
Year Ended October 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$756,427,752	0.23%	–	0.48%
Year Ended October 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$987,444,505	0.30%	–	0.47%

Service Class Shares
Year Ended October 31, 2016	$1.00	–	–	–		–	–	–	$1.00	–		$2,699,641	0.51%	–	0.83%
Year Ended October 31, 2015	$1.00	–	–	–	(d)	–	–	–	$1.00	–	(d)	$3,095,785	0.23%	–	0.90%
Year Ended October 31, 2014	$1.00	–	–	–		–	–	–	$1.00	–		$3,448,070	0.18%	–	0.88%
Year Ended October 31, 2013	$1.00	–	–	–		–	–	–	$1.00	–		$3,946,913	0.23%	–	0.88%
Year Ended October 31, 2012	$1.00	–	–	–		–	–	–	$1.00	–		$4,005,510	0.30%	–	0.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.
(d)	Includes payment by affiliate which is less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period (Note 3).

The accompanying notes are an integral part of these financial statements.

68

Fund Commentary	Nationwide HighMark Bond Fund

For the annual period ended October 31, 2016, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 4.72% versus 4.37% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 247 funds as of October 31, 2016) was 6.66% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Primarily as a result of the Federal Open Market Committee (FOMC) meeting decision in December 2015 to raise the federal funds rate, U.S. Treasury yields rose in late 2015, while corporate bond spreads widened and lower-credit-quality issues underperformed. However, as soon as the New Year began, interest rates began to fall as global growth slowed and commodity prices continued to fall. Crude oil reached a 12-year low in January as the alarming slide in commodity prices and weak global GDP caused near panic in financial markets during the first six weeks of the year. During that period the S&P 500 Index fell more than 10%, while stock markets in Europe, China, and Japan all suffered double-digit declines. Corporate bonds also sold off as spreads widened dramatically, while U.S. Treasury bonds rallied. The impact on the High Yield energy sector was even more dramatic, however, as those yields soared to 21%, far surpassing their 2008 financial crisis peak of 17%. As if in response, both the Bank of Japan (BOJ) and the ECB expanded their monetary stimulus in an effort to revive growth. On January 29, the BOJ surprised markets by adopting negative interest rates for the first time, and also expanding their asset purchase program to include ETFs and REITs. Then on March 10 the ECB ventured further into negative territory by lowering the deposit facility rate to -0.4%, expanding the existing asset purchase program from €60 to €80 billion, and introducing purchase of non-bank Euro corporate bonds. The recovery from the dramatic decline in risk assets that began in February continued during March and

April as commodity prices rallied while crude oil gained 26%. Treasury rates continued to decline despite the recovery in commodity prices and risk assets as global growth remained disappointing.

After a volatile first half of the year, financial markets were relatively calm during the second half as interest rates, for the most part, stayed within a fairly narrow range while risk assets steadily outperformed, despite declining corporate revenue and earnings. Revenue growth for U.S. companies slowed to 1 1/2% over the past year, while the third quarter could well be the sixth consecutive quarter of year-over-year declines in earnings per share. Corporate bond spreads typically widen as revenue growth and earnings fall, but the continued tightening this time is likely due to central bank accommodation. The Federal Reserve, the ECB, the BOJ and the Bank of England together hold nearly $13 trillion of purchased assets on their balance sheets. In just the past 12 months they have collectively added another $2 trillion, representing the fastest rate of balance sheet expansion since 2009. The combination of these purchases and low inflation resulted in a global bond rally that set a new record low of 1.3% for the U.S. 10-year Treasury yield in early July.

Portfolio Performance

The Fund outperformed its benchmark for the 12 months ended October 31, 2016, primarily due to sector allocation. During the reporting period, the Fund maintained an average allocation of 51% to high-quality corporate bonds, which outperformed equivalent duration U.S. Treasuries by 317 basis points. Basic Industry, Energy, and Communications were the top-performing sectors, while the laggards included Banks, Capital Goods, and Consumer Cyclical. The top individual contributors to the Fund’s performance included Kinder Morgan, Verizon, and Enterprise Products, while Gilead, Ecolab (no longer held in the Fund), and KeyBank were among the detractors.

Duration positioning detracted 19 basis points from performance as the Fund maintained a shorter duration than the benchmark during a period when interest rates declined approximately 30 basis points.

69

Fund Commentary (con’t)	Nationwide HighMark Bond Fund

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2016.

Outlook and Positioning

Just weeks after the 10-year Treasury reached its historic low in July, Treasury yields began to rise as the BOJ decided against expanding Japan’s extraordinary monetary policies, and then in September the ECB chose not to extend their bond purchase plan, which is currently set to expire in March 2017. Additionally, both the BOJ and the ECB have called for official reviews of the effects of quantitative easing, disappointing the markets and causing a further retreat in bond prices. At the same time, the Fed is desperate to move farther away from zero interest rates and therefore is perpetually trying to convince the market that an interest rate increase is likely at their next meeting. The markets are sensing some hesitation by central banks to expand their already extraordinary support, which may mean that we have finally reached the outer limits of unconventional monetary policy. If so, the markets are likely to experience greater volatility in the future, and risk premiums will rise. Thus, we continue to overweight high-quality corporate bonds while balancing the risk of spread widening against the significant yield advantage of a 50% to 100% yield premium to Treasuries.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, CFA; Gregory Lugosi; E. Jack Montgomery, CFA; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

70

Fund Overview	Nationwide HighMark Bond Fund

Asset Allocation†

Corporate Bonds	46.2%
Mortgage-Backed Securities	21.5%
U.S. Treasury Obligations	18.1%
Asset-Backed Securities	8.2%
Municipal Bonds	3.8%
Commercial Mortgage-Backed Securities	0.7%
Collateralized Mortgage Obligations	0.5%
Foreign Government Security	0.2%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

Banks	15.0%
Oil, Gas & Consumable Fuels	5.5%
Automobiles	2.7%
Diversified Telecommunication Services	2.5%
Food & Staples Retailing	1.9%
Media	1.6%
Energy Equipment & Services	1.6%
Paper & Forest Products	1.5%
Health Care Providers & Services	1.4%
Chemicals	1.4%
Other Industries	64.9%
100.0%

Top Holdings††

U.S. Treasury Note, 1.50%, 11/30/19	5.0%
U.S. Treasury Note, 2.38%, 12/31/20	3.2%
U.S. Treasury Bond, 4.75%, 02/15/37	2.3%
FHLMC Gold Pool, 3.00%, 06/01/29	2.3%
FNMA Pool, 3.00%, 06/01/43	2.1%
Wells Fargo & Co., 3.00%, 10/23/26	1.9%
FNMA Pool, 3.00%, 05/01/30	1.9%
U.S. Treasury Note, 2.00%, 02/15/25	1.8%
Chase Issuance Trust, 1.26%, 07/15/19	1.8%
FNMA Pool, 3.00%, 09/01/43	1.6%
Other Holdings	76.1%
100.0%

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 4.72%, outperforming its benchmark by 0.35% and underperforming the Lipper peer category median by 1.94%

•	The Fund outperformed primarily due to sector allocation; Basic Industry, Energy, and Communications were the top-performing sectors

•

The Fund’s duration positioning detracted 19 basis points from performance as the Fund maintained a shorter duration than the benchmark during a period when interest rates declined approximately 30 basis points

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

71

Fund Performance	Nationwide HighMark Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	4.63%	3.18%	4.72%
	w/ SC3	2.24%	2.71%	4.48%
Class C1	w/o SC2	4.22%	2.73%	4.28%
	w/ SC4	3.22%	N/A	N/A
Institutional Service Class[1,5,6]		4.72%	3.38%	4.94%
Institutional Class[5]		4.96%	N/A	3.86%	[7]
Bloomberg Barclays U.S. Aggregate Bond Index		4.37%	2.90%	4.64%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class C	1.35%
Institutional Service Class	0.74%
Institutional Class	0.50%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

72

Fund Performance (con’t.)	Nationwide HighMark Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

73

Shareholder Expense Example	Nationwide HighMark Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,015.40	4.51	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.66	4.52	0.89
Class C Shares	Actual	(a)	1,000.00	1,012.30	6.78	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.80	1.34
Institutional Service Class Shares	Actual	(a)	1,000.00	1,014.90	3.80	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.37	3.81	0.75
Institutional Class Shares	Actual	(a)	1,000.00	1,016.10	2.53	0.50
	Hypothetical	(a)(b)	1,000.00	1,022.62	2.54	0.50

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

74

Statement of Investments

October 31, 2016

Nationwide HighMark Bond Fund

Asset-Backed Securities 8.2%

	Principal Amount	Market Value

Airlines 1.0%
Continental Airlines Pass Through Trust
Series 1998-1, Class B, 6.75%, 03/15/17	$413,627	$420,079
Series 2010-A, Class A, 4.75%, 01/12/21	2,078,709	2,232,014
Delta Air Lines Pass Through Trust, Series A, Class A, 5.30%, 04/15/19	1,724,593	1,845,314
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	902,156	978,840

		5,476,247

Automobiles 3.6%
Ally Auto Receivables Trust, Series 2015-2, Class A3, 1.49%, 11/15/19	5,650,000	5,669,739
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, 05/20/18 (a)	4,670,000	4,690,860
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05%, 03/20/20 (a)	1,572,745	1,570,369
Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.41%, 02/15/20	4,175,000	4,186,781
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A3, 1.23%, 10/15/20	4,600,000	4,596,013

		20,713,762

Credit Card 3.1%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, 06/15/20	8,000,000	8,027,421
Chase Issuance Trust, Series 2014-A6, Class A6, 1.26%, 07/15/19	10,000,000	10,017,565

		18,044,986

Other 0.5%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	1,326,819	1,326,126
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (a)	1,200,000	1,173,355

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	$578,681	$578,314

		3,077,795

Total Asset-Backed Securities (cost $46,994,564)		47,312,790

Collateralized Mortgage Obligations 0.5%
FHLMC REMICS, Series 1666, Class J, 6.25%, 01/15/24	461,094	503,453
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	176,286	175,923
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (b)	340,302	348,756
Series 2012-2, Class A2, 3.50%, 04/25/42 (b)	34,382	34,315
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (b)	1,425,834	1,385,393
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.95%, 12/25/33 (b)	295,196	295,577

Total Collateralized Mortgage Obligations (cost $2,732,932)		2,743,417

Commercial Mortgage-Backed Securities 0.7%
Commercial Mortgage Trust, Series 2013-CR8, Class A1, 1.02%, 06/10/46	1,782,148	1,776,390
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	114,803	115,177
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A1, 1.27%, 04/15/47	720,169	719,920
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A1, 1.28%, 05/15/47	1,443,664	1,442,081

Total Commercial Mortgage-Backed Securities (cost $4,062,341)		4,053,568

75

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds 46.2%

	Principal Amount	Market Value

Aerospace & Defense 0.3%
L-3 Communications Corp.,
3.95%, 11/15/16	$1,991,000	$1,992,758

Automobiles 2.7%
Daimler Finance North America LLC,
1.75%, 10/30/19 (a)	3,750,000	3,748,721
Ford Motor Co.,
7.45%, 07/16/31	5,100,000	6,701,074
General Motors Co.,
3.50%, 10/02/18	5,000,000	5,133,375

		15,583,170

Banks 14.8%
Bank of America Corp.,
4.00%, 04/01/24	7,500,000	8,013,345
Bank of Montreal,
2.38%, 01/25/19	4,150,000	4,216,633
BB&T Corp.,
2.45%, 01/15/20	7,000,000	7,139,832
Capital One Bank USA NA,
2.25%, 02/13/19	3,250,000	3,287,372
Capital One NA,
2.95%, 07/23/21	6,500,000	6,662,591
Citigroup, Inc.,
3.20%, 10/21/26	8,500,000	8,480,093
Cooperatieve Rabobank UA,
1.38%, 08/09/19	3,250,000	3,225,446
Fifth Third Bank,
1.45%, 02/28/18	5,000,000	4,998,300
First Republic Bank,
2.38%, 06/17/19	2,850,000	2,865,849
HSBC Holdings plc,
3.40%, 03/08/21	2,650,000	2,731,922
JPMorgan Chase & Co.,
3.20%, 01/25/23	7,500,000	7,750,980
KeyBank NA,
2.25%, 03/16/20	2,000,000	2,027,910
PNC Bank NA,
2.15%, 04/29/21	5,500,000	5,547,905
Royal Bank of Canada,
1.50%, 07/29/19	6,500,000	6,475,248
Toronto-Dominion Bank (The),
1.45%, 08/13/19	1,150,000	1,144,888
Wells Fargo & Co.,
3.00%, 10/23/26	11,000,000	10,924,485

		85,492,799

Beverages 1.0%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 02/01/26	5,500,000	5,787,441

Biotechnology 0.8%
Gilead Sciences, Inc.
2.95%, 03/01/27	4,500,000	4,449,330

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets 0.7%
Bank of New York Mellon Corp. (The),
2.05%, 05/03/21	$3,550,000	$3,559,748
Lehman Brothers Holdings, Inc.,
5.63%, 01/24/13 *	4,000,000	238,000

		3,797,748

Chemicals 1.4%
Dow Chemical Co. (The),
8.55%, 05/15/19	3,750,000	4,369,459
4.38%, 11/15/42	3,500,000	3,517,927

		7,887,386

Communications Equipment 0.0%†
TCI Communications, Inc.,
7.13%, 02/15/28	125,000	172,577

Consumer Finance 1.2%
American Express Co.,
7.00%, 03/19/18	6,150,000	6,611,791

Diversified Telecommunication Services 2.5%
AT&T, Inc.,
4.45%, 04/01/24	3,000,000	3,243,573
4.13%, 02/17/26	3,850,000	4,030,661
Verizon Communications, Inc.,
6.55%, 09/15/43	5,250,000	6,879,049

		14,153,283

Electric Utilities 0.5%
Oklahoma Gas & Electric Co.,
6.65%, 07/15/27	2,500,000	3,108,862

Energy Equipment & Services 1.6%
Ensco plc,
4.50%, 10/01/24	4,000,000	3,200,000
Halliburton Co.,
3.80%, 11/15/25	5,500,000	5,721,540

		8,921,540

Equity Real Estate Investment Trusts (REITs) 1.3%
Boston Properties LP,
4.13%, 05/15/21	5,000,000	5,408,045
ERP Operating LP,
2.38%, 07/01/19	2,000,000	2,039,052

		7,447,097

Food & Staples Retailing 1.9%
CVS Health Corp.,
2.75%, 12/01/22	5,000,000	5,085,620
Walgreen Co.,
3.10%, 09/15/22	5,500,000	5,687,110

		10,772,730

76

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Equipment & Supplies 0.5%
Becton Dickinson and Co.,
2.68%, 12/15/19	$2,500,000	$2,576,400

Health Care Providers & Services 1.4%
Laboratory Corp. of America Holdings,
3.60%, 02/01/25	4,450,000	4,602,497
Quest Diagnostics, Inc.,
3.50%, 03/30/25	3,500,000	3,614,496

		8,216,993

Industrial Conglomerates 0.4%
Honeywell International, Inc.,
1.40%, 10/30/19	2,500,000	2,497,052

Insurance 0.5%
American International Group, Inc.,
2.30%, 07/16/19	3,000,000	3,044,046

Media 1.6%
21st Century Fox America, Inc.,
7.75%, 02/01/24	1,000,000	1,194,135
Cox Communications, Inc.,
3.35%, 09/15/26 (a)	2,550,000	2,514,644
Time Warner Cable LLC,
8.25%, 04/01/19	2,000,000	2,286,572
Time Warner Entertainment Co. LP,
8.38%, 03/15/23	2,500,000	3,230,453

		9,225,804

Metals & Mining 1.1%
BHP Billiton Finance USA Ltd.,
6.75%, 10/19/75 (a)(b)	2,700,000	3,057,750
Rio Tinto Finance USA Ltd.,
3.75%, 06/15/25	3,150,000	3,354,889

		6,412,639

Multiline Retail 0.9%
Macy’s Retail Holdings, Inc.,
4.38%, 09/01/23	5,000,000	5,214,880

Oil, Gas & Consumable Fuels 5.4%
Canadian Oil Sands Ltd.,
7.75%, 05/15/19 (a)	3,500,000	3,895,290
Cimarex Energy Co.,
5.88%, 05/01/22	2,260,000	2,365,876
Concho Resources, Inc.,
6.50%, 01/15/22	2,275,000	2,354,625
Enbridge Energy Partners LP,
4.38%, 10/15/20	2,750,000	2,933,983
Enterprise Products Operating LLC,
4.85%, 03/15/44	4,135,000	4,182,470
Kinder Morgan, Inc.,
7.80%, 08/01/31	5,500,000	6,817,124

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Petro-Canada,
6.80%, 05/15/38	$1,400,000	$1,843,708
Transcontinental Gas Pipe Line Co. LLC,
6.05%, 06/15/18	2,500,000	2,649,425
7.25%, 12/01/26	1,200,000	1,437,590
Williams Partners LP/ACMP Finance Corp.,
6.13%, 07/15/22	1,400,000	1,453,595
4.88%, 05/15/23	1,350,000	1,367,234

		31,300,920

Paper & Forest Products 1.5%
Georgia-Pacific LLC,
8.00%, 01/15/24	6,500,000	8,548,417

Technology Hardware, Storage & Peripherals 1.2%
Hewlett Packard Enterprise Co.,
3.10%, 10/05/18 (a)	4,000,000	4,089,700
HP, Inc.,
4.38%, 09/15/21	2,750,000	2,960,193

		7,049,893

Trading Companies & Distributors 1.0%
Air Lease Corp.,
2.63%, 09/04/18	2,400,000	2,429,419
United Rentals North America, Inc.,
4.63%, 07/15/23	3,200,000	3,304,000

		5,733,419

Total Corporate Bonds (cost $261,042,734)		265,998,975

Foreign Government Security 0.2%
CANADA 0.2%
Province of Saskatchewan Canada,
9.38%, 12/15/20	1,000,000	1,286,162

Total Foreign Government Security (cost $1,016,878)		1,286,162

Mortgage-Backed Securities 21.5%
FHLMC Gold Pool
Pool# E01136 5.50%, 03/01/17	3,500	3,514
Pool# G11401 6.00%, 09/01/17	26,783	27,050
Pool# E01252 6.00%, 11/01/17	14,616	14,820
Pool# B14038 4.50%, 05/01/19	59,318	60,929
Pool# B15759 4.50%, 07/01/19	258,070	265,714

77

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G11678 4.50%, 04/01/20	$35,064	$36,481
Pool# G11769 5.00%, 10/01/20	72,697	76,098
Pool# G13201 4.50%, 07/01/23	281,020	301,705
Pool# J15482 4.00%, 05/01/26	919,392	981,393
Pool# J20465 2.50%, 09/01/27	3,243,811	3,340,634
Pool# J23807 3.00%, 05/01/28	3,293,526	3,467,080
Pool# V60563 3.00%, 06/01/29	12,534,706	13,205,366
Pool# V60796 2.50%, 05/01/30	4,197,155	4,324,360
FHLMC Non Gold Pool
Pool# 848191 2.67%, 12/01/34 (b)	885,705	934,060
Pool# 848134 2.91%, 06/01/39 (b)	241,134	256,542
FNMA Pool
Pool# 566881 5.50%, 01/01/17	3,279	3,284
Pool# 623489 5.50%, 02/01/17	492	492
Pool# 555170 6.00%, 11/01/17	8,468	8,534
Pool# 254546 5.50%, 12/01/17	54,624	55,569
Pool# 555872 5.00%, 11/01/18	20,251	20,867
Pool# 735521 5.50%, 03/01/20	555,424	576,787
Pool# 292234 8.00%, 08/01/24	1,218	1,222
Pool# 931892 4.50%, 09/01/24	744,743	801,302
Pool# 293495 8.00%, 09/01/24	266	270
Pool# AD6156 4.00%, 05/01/25	217,625	229,465
Pool# 303300 8.50%, 05/01/25	6,513	7,349
Pool# AE3066 3.50%, 09/01/25	1,552,974	1,637,077
Pool# AE0552 5.00%, 09/01/25	785,422	841,476
Pool# AE5487 3.50%, 10/01/25	682,330	719,234
Pool# 342718 6.50%, 05/01/26	45,505	52,331

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AJ4093 3.50%, 10/01/26	$1,940,475	$2,045,787
Pool# 250764 7.50%, 12/01/26	52,102	59,736
Pool# AB5710 2.50%, 07/01/27	3,705,326	3,815,883
Pool# AP9771 3.00%, 10/01/27	1,001,586	1,049,275
Pool# 251497 6.00%, 12/01/27	389	445
Pool# 402854 6.00%, 12/01/27	8,761	10,029
Pool# 415652 6.50%, 03/01/28	4,417	5,080
Pool# 421427 6.50%, 04/01/28	47,976	55,172
Pool# AT7857 2.50%, 06/01/28	5,918,896	6,099,735
Pool# 432037 6.00%, 07/01/28	62,023	70,996
Pool# 437979 6.00%, 08/01/28	12,706	14,545
Pool# 446099 6.00%, 10/01/28	9,408	10,770
Pool# 440738 6.00%, 12/01/28	70,596	81,159
Pool# 450653 6.00%, 12/01/28	72,239	82,705
Pool# 453865 6.00%, 12/01/28	43,476	49,765
Pool# 252212 6.50%, 01/01/29	128,459	149,470
Pool# 484939 6.50%, 06/01/29	43,848	50,425
Pool# 504076 6.50%, 06/01/29	52,993	61,297
Pool# 252570 6.50%, 07/01/29	57,466	66,086
Pool# 506638 6.50%, 08/01/29	21,732	24,991
Pool# AS4320 3.00%, 01/01/30	3,203,974	3,367,955
Pool# AS4929 2.50%, 05/01/30	4,768,188	4,915,594
Pool# AL6825 3.00%, 05/01/30	10,183,509	10,694,468
Pool# 535300 6.50%, 05/01/30	65,104	75,954
Pool# 539932 7.00%, 05/01/30	7,465	7,538
Pool# 524343 8.00%, 06/01/30	4,364	4,565

78

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AP6360 3.00%, 09/01/32	$1,825,929	$1,908,678
Pool# AL4052 3.50%, 08/01/33	2,111,689	2,256,311
Pool# 725027 5.00%, 11/01/33	951,795	1,063,136
Pool# 725205 5.00%, 03/01/34	320,711	355,666
Pool# 829431 2.57%, 01/01/36 (b)	1,761,759	1,862,009
Pool# AB8610 3.00%, 03/01/43	4,144,798	4,289,467
Pool# 890564 3.00%, 06/01/43	8,807,008	9,130,723
Pool# AL5080 3.00%, 06/01/43	11,475,805	11,896,819
Pool# AL8256 3.00%, 08/01/43	7,264,450	7,543,923
Pool# AL7259 3.00%, 09/01/43	8,998,389	9,345,192
Pool# AS4786 3.00%, 04/01/45	8,300,420	8,586,947
GNMA I Pool
Pool# 348637 7.50%, 05/15/23	16,878	18,300
Pool# 354696 6.50%, 12/15/23	9,729	11,183
Pool# 369270 6.50%, 12/15/23	2,743	3,153
Pool# 359986 7.50%, 01/15/24	751	753
Pool# 362734 7.50%, 01/15/24	377	385
Pool# 368677 7.50%, 01/15/24	14,577	15,914
Pool# 371909 6.50%, 02/15/24	27,517	31,631
Pool# 392055 7.00%, 04/15/24	8,171	8,197
Pool# 442138 8.00%, 11/15/26	58,941	67,297
Pool# 439463 8.00%, 12/15/26	20,196	22,203
Pool# 399109 7.50%, 02/15/27	12,168	13,622
Pool# 435777 7.50%, 02/15/27	3,509	3,565
Pool# 445661 7.50%, 07/15/27	9,313	10,034
Pool# 443887 7.50%, 08/15/27	6,138	6,315
Pool# 450591 7.50%, 08/15/27	895	935

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 453295 7.50%, 08/15/27	$490	$517
Pool# 455381 7.50%, 08/15/27	6,341	7,086
Pool# 446699 6.00%, 08/15/28	32,515	37,207
Pool# 460906 6.00%, 09/15/28	13,124	15,013
Pool# 482748 6.00%, 09/15/28	40,155	45,933
Pool# 476969 6.50%, 01/15/29	35,334	40,616
Pool# 781029 6.50%, 05/15/29	153,277	181,310
Pool# 503106 6.50%, 06/15/29	13,273	15,258

Total Mortgage-Backed Securities (cost $122,063,617)		123,915,728

Municipal Bonds 3.8%
California 2.5%
California State, GO, 6.20%, 10/01/19	4,000,000	4,536,920
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	2,900,000	4,265,581
Metropolitan Water District of Southern California, RB, Series A, 6.95%, 07/01/40	5,000,000	5,872,050

		14,674,551

New Jersey 1.3%
New Jersey State Turnpike Authority, RB, Series A, 7.10%, 01/01/41	4,900,000	7,215,642

Total Municipal Bonds (cost $19,097,285)		21,890,193

U.S. Treasury Obligations 18.1%
U.S. Treasury Bond
4.75%, 02/15/37	9,500,000	13,314,469
4.38%, 05/15/40	4,500,000	6,038,613
U.S. Treasury Note
1.13%, 06/15/18	8,675,000	8,717,360
1.50%, 11/30/19	28,250,000	28,654,992
2.38%, 12/31/20	17,500,000	18,304,597
1.63%, 04/30/23	7,000,000	7,020,783
2.00%, 02/15/25	10,000,000	10,191,410
1.63%, 02/15/26	6,575,000	6,466,105

79

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Bond Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Note (continued)
1.63%, 05/15/26	$3,750,000	$3,683,205
1.50%, 08/15/26	2,250,000	2,182,851

Total U.S. Treasury Obligations (cost $104,422,643)		104,574,385

Total Investments (cost $561,432,994) (c) — 99.2%		571,775,218

Other assets in excess of liabilities — 0.8%		4,561,001

NET ASSETS — 100.0%		$576,336,219

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $24,855,866 which represents 4.31% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
NA	National Association
plc	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

80

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark Bond Fund
Assets:
Investments, at value (cost $561,432,994)	$571,775,218
Cash	1,321,311
Interest receivable	3,771,068
Security lending income receivable	678
Receivable for investments sold	28,274
Receivable for capital shares issued	90,993
Prepaid expenses	27,099

Total Assets	577,014,641

Liabilities:
Distributions payable	226,087
Payable for capital shares redeemed	89,680
Accrued expenses and other payables:
Investment advisory fees	208,615
Fund administration fees	17,515
Distribution fees	10,557
Administrative servicing fees	54,921
Accounting and transfer agent fees	4,488
Trustee fees	2,024
Custodian fees	3,177
Compliance program costs (Note 3)	239
Professional fees	41,502
Printing fees	12,076
Other	7,541

Total Liabilities	678,422

Net Assets	$576,336,219

Represented by:
Capital	$560,709,715
Accumulated distributions in excess of net investment income	64,165
Accumulated net realized gains from investments	5,220,115
Net unrealized appreciation/(depreciation) from investments	10,342,224

Net Assets	$576,336,219

Net Assets:
Class A Shares	$27,588,193
Class C Shares	7,248,212
Institutional Service Class Shares	208,735,518
Institutional Class Shares	332,764,296

Total	$576,336,219

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,522,711
Class C Shares	666,758
Institutional Service Class Shares	18,735,691
Institutional Class Shares	29,885,370

Total	51,810,530

81

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide HighMark Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.94
Class C Shares (b)	$10.87
Institutional Service Class Shares	$11.14
Institutional Class Shares	$11.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.19

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

82

Statement of Operations

For the Year Ended October 31, 2016

Nationwide HighMark Bond Fund
INVESTMENT INCOME:
Interest income	$15,576,992
Income from securities lending (Note 2)	12,116

Total Income	15,589,108

EXPENSES:
Investment advisory fees	2,352,379
Fund administration fees	201,945
Distribution fees Class A	60,893
Distribution fees Class C	52,802
Administrative servicing fees Class A	34,496
Administrative servicing fees Class C	5,365
Administrative servicing fees Institutional Service Class	654,521
Registration and filing fees	50,888
Professional fees	61,391
Printing fees	22,191
Trustee fees	17,003
Custodian fees	20,582
Accounting and transfer agent fees	24,875
Compliance program costs (Note 3)	2,411
Recoupment fees (Note 3)	3,402
Other	24,876

Total Expenses	3,590,020

NET INVESTMENT INCOME	11,999,088

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,714,905
Net change in unrealized appreciation/(depreciation) from investments	7,728,386

Net realized/unrealized gains from investments	13,443,291

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,442,379

The accompanying notes are an integral part of these financial statements.

83

Statements of Changes in Net Assets

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$11,999,088	$11,383,709
Net realized gains from investments	5,714,905	1,561,183
Net change in unrealized appreciation/(depreciation) from investments	7,728,386	(6,587,641)

Change in net assets resulting from operations	25,442,379	6,357,251

Distributions to Shareholders From:
Net investment income:
Class A	(497,127)	(539,900)
Class C	(114,926)	(115,019)
Institutional Service Class	(6,473,955)	(10,420,396)
Institutional Class	(5,371,247)	(799,375)
Net realized gains:
Class A	(41,977)	(190,610)
Class C	(11,565)	(54,438)
Institutional Service Class	(711,444)	(3,117,901)
Institutional Class	(131,290)	(9,182)

Change in net assets from shareholder distributions	(13,353,531)	(15,246,821)

Change in net assets from capital transactions	973,817	72,970,271

Change in net assets	13,062,665	64,080,701

Net Assets:
Beginning of year	563,273,554	499,192,853

End of year	$576,336,219	$563,273,554

Accumulated undistributed (distributions in excess of) net investment income at end of year	$64,165	$64,088

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,468,763	$2,686,582
Dividends reinvested	506,329	685,325
Cost of shares redeemed	(7,759,180)	(6,253,822)

Total Class A Shares	2,215,912	(2,881,915)

Class C Shares
Proceeds from shares issued	1,443,055	1,119,423
Dividends reinvested	100,208	123,630
Cost of shares redeemed	(1,137,436)	(2,336,272)

Total Class C Shares	405,827	(1,093,219)

Institutional Service Class Shares
Proceeds from shares issued	59,004,631	132,628,476
Dividends reinvested	6,457,228	10,717,472
Cost of shares redeemed	(315,461,566)	(143,370,076)

Total Institutional Service Class Shares	(249,999,707)	(24,128)

Institutional Class Shares
Proceeds from shares issued	271,464,476	80,929,741
Dividends reinvested	3,316,818	807,865
Cost of shares redeemed	(26,429,509)	(4,768,073)

Total Institutional Class Shares	248,351,785	76,969,533

Change in net assets from capital transactions	$973,817	$72,970,271

84

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	863,884	248,857
Reinvested	46,911	63,478
Redeemed	(723,319)	(581,290)

Total Class A Shares	187,476	(268,955)

Class C Shares
Issued	133,962	104,455
Reinvested	9,342	11,517
Redeemed	(105,593)	(218,242)

Total Class C Shares	37,711	(102,270)

Institutional Service Class Shares
Issued	5,372,071	12,025,612
Reinvested	589,028	974,517
Redeemed	(28,876,601)	(13,117,705)

Total Institutional Service Class Shares	(22,915,502)	(117,576)

Institutional Class Shares
Issued	24,781,391	7,424,744
Reinvested	299,631	74,231
Redeemed	(2,382,932)	(434,566)

Total Institutional Class Shares	22,698,090	7,064,409

Total change in shares	7,775	6,575,608

The accompanying notes are an integral part of these financial statements.

85

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$10.69	0.21	0.28	0.49	(0.22)	(0.02)	(0.24)	$10.94	4.63%		$27,588,193	0.92%	1.96%	0.92%	57.39%
Year Ended October 31, 2015	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%
Period Ended October 31, 2014 (h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%
Year Ended July 31, 2013	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%	)	$26,524,432	0.97%	2.35%	1.24%	53.00%
Year Ended July 31, 2012	$11.28	0.34	0.40	0.74	(0.36)	(0.24)	(0.60)	$11.42	6.87%		$44,658,869	0.99%	3.05%	1.25%	44.00%

Class C Shares
Year Ended October 31, 2016	$10.62	0.17	0.28	0.45	(0.18)	(0.02)	(0.20)	$10.87	4.22%		$7,248,212	1.34%	1.55%	1.34%	57.39%
Year Ended October 31, 2015	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%
Period Ended October 31, 2014 (h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%
Year Ended July 31, 2013	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%	)	$15,111,946	1.40%	1.92%	1.49%	53.00%
Year Ended July 31, 2012	$11.22	0.29	0.40	0.69	(0.31)	(0.24)	(0.55)	$11.36	6.36%		$15,638,520	1.42%	2.62%	1.50%	44.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$10.89	0.23	0.28	0.51	(0.24)	(0.02)	(0.26)	$11.14	4.72%		$208,735,518	0.73%	2.13%	0.73%	57.39%
Year Ended October 31, 2015	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.04	0.10	(0.06)	–	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%
Year Ended July 31, 2013	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%	)	$309,889,434	0.72%	2.60%	0.99%	53.00%
Year Ended July 31, 2012	$11.46	0.38	0.41	0.79	(0.39)	(0.24)	(0.63)	$11.62	7.11%		$325,475,420	0.74%	3.30%	1.00%	44.00%

Institutional Class Shares
Year Ended October 31, 2016	$10.88	0.25	0.28	0.53	(0.26)	(0.02)	(0.28)	$11.13	4.96%		$332,764,296	0.50%	2.28%	0.50%	57.39%
Year Ended October 31, 2015	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

86

Fund Commentary	Nationwide HighMark California Intermediate Tax Free Bond Fund

For the annual period ended October 31, 2016, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Class A* at NAV) returned 1.72% versus 3.23% for its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of California Intermediate Municipal Debt Funds (consisting of 42 funds as of October 31, 2016) was 2.89% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Over the last year, the California municipal bond market shared many similarities with the national municipal market. The market spent the last year “Waiting for Godot,” and, as in the play, Godot, or the Federal Reserve, never showed up. Though the Fed raised the federal funds rate last December from a range of 0.0% - 0.25% to 0.25% - 0.50%, the first time since June 2004, market participants spent most of the year trying to forecast when the next increase would follow. That said, interest rates globally declined, as much of Europe and parts of Asia suffered slowing economies, creating a downward effect on yields across the world. This global slowing, coupled with mixed economic signals domestically, has kept the Fed on hold from raising rates, and created a significant declining interest rate environment, with a flattening of the yield curve. This ended in July with a gradual stabilization and increase in the U.S. economy, followed by increasing global yields. Since then, U.S. interest rates have increased, with the yield curve steepening.

As measured by the Bond Buyer 20 Index, yields plunged from the start of the fiscal year on November 1, 2015, from 3.66% to a low of 2.80% in early July. During the period from the July low to the end of October 2016, yields rose to 3.32%, with the yield curve steepening. As the net effect for the year was a flatter yield curve, this was a detractor to the Fund’s performance.

New issuance continues to be robust, as the low interest rate environment has continued to drive issuance. New issuance supply has risen in each of the last three years, and demand has remained resilient for municipal bonds. Low-yielding alternatives, coupled with significant bond maturities and calls, have led to consistent demand for bonds.

As interest rates remained at extremely low levels, the proceeds from matured/called bonds had to move down the credit food chain to try to re-capture the additional yield lost from these prior holdings. This caused the spread from lower investment-grade and high-yield bonds to tighten, leading to an outperformance of this area of the market. As the Fund remains concentrated in higher credit quality, this was a detractor on the Fund’s performance. Looking forward, as rates rise and money moves out of these high-yield funds, this spread is likely to widen back out.

Distinctive events still made the headlines over the year, as many issuers still struggle across the country. Atlantic City, New Jersey, exemplifies this as the closure of many casinos has brought the city to its knees. The State of New Jersey is weighing the possible takeover of Atlantic City. Though not to anyone’s surprise, Puerto Rico finally defaulted on much of its debt. Currently, Puerto Rico is working with a federally appointed board to look into ways of an orderly debt re-adjustment. The other area of continued increasing stress has been unfunded pension liabilities. Not only have many municipal entities across the country underfunded their annual required contributions, but most forecasts assume investment rates of return of 7% and higher to meet future pension liabilities. As investment returns continue to lag this benchmark, this increases already large unfunded liabilities. States such as Illinois, New Jersey, and Connecticut, and cities such as Chicago, already have experienced credit rating downgrades from this increased financial pressure. The Fund’s conservative nature has enabled it to largely avoid any major credit issues in the market, leading to a positive relative performance.

Portfolio Performance

During the one-year reporting period ended October 31, 2016, positioning on the yield curve and credit quality generally drove performance. As the Bloomberg Barclays 7-year Index

87

Fund Commentary (con’t)	Nationwide HighMark California Intermediate Tax Free Bond Fund

outperformed the 5-year Index, and the Fund was short modified duration to its benchmark — the Bloomberg Barclays 7-year Index — this contributed to the underperformance for the period.

In addition, the Bloomberg Barclays 7-year Index is a point on the municipal bond yield curve (6 to 8 years) versus the Fund, which holds a laddered portfolio of bonds. Regarding credit quality, the Fund maintained its positioning in the Aa rating category.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2016.

Outlook and Positioning

HighMark believes that between now and the calendar year-end, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance, but providing an environment conducive to positive relative performance. HighMark is currently forecasting the federal funds rate to be 0.50% to 0.75%, and the 10-year U.S. Treasury to yield 1.75% to 2.25% at calendar year-end.

The Fund is positioned modestly short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment. The core strategy of holding securities with strong investment-grade credit quality remains in place.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow; Raymond Mow; and David Wines, CFA

*Performance is shown for the Fund’s Class A because that share class now has more assets than the Fund’s Institutional Service Class (which was previously shown for performance reporting).

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

88

Fund Overview	Nationwide HighMark California Intermediate Tax Free Bond Fund

Asset Allocation†

Municipal Bonds	99.0%
Short-term Investment	0.2%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries††

School District	27.5%
Utility	23.0%
Education	16.4%
Transportation	7.1%
Building	6.3%
Tax-Revenue	6.1%
Various Purpose	5.1%
Certificates of Participation	3.1%
Health	3.0%
Improvement	1.8%
Other Industries	0.6%
100.0%

Top Holdings††

California Health Facilities Financing Authority, Refunding, RB, 5.00%, 11/15/28	2.7%
California State, Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, RB, 5.00%, 12/01/27	2.4%
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB, 5.50%, 05/15/23	2.3%
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, 5.00%, 07/01/25	1.9%
Los Angeles, Refunding, GO, 5.00%, 09/01/23	1.6%
University of California, Limited Project Revenue, Refunding, RB, 5.00%, 05/15/24	1.6%
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, 5.00%, 07/01/22	1.5%
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	1.4%
Anaheim, Union High School District, California 2015, Refunding, GO, 5.00%, 08/01/24	1.4%
Mount Diablo, Unified School District, Refunding, GO, 5.00%, 08/01/23	1.3%
Other Holdings	81.9%
100.0%

Objective

The Fund seeks to provide high current income that is exempt from federal income tax and California personal income tax.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class A at NAV) returned 1.72%, underperforming its benchmark by 1.51% and the Lipper peer category median by 1.17%

•	The Fund’s positioning on the yield curve and credit quality generally drove performance

•	The Fund was short modified duration to its benchmark; this positioning contributed to the Fund’s underperformance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

89

Fund Performance	Nationwide HighMark California Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.72%	2.75%	3.37%
	w/ SC3	(0.57)%	2.28%	3.13%
Class C1	w/o SC2	1.35%	2.32%	2.91%
	w/ SC4	0.35%	N/A	N/A
Institutional Service Class[1,5,6]		1.94%	3.01%	3.63%
Institutional Class[5]		2.02%	N/A	3.45%	[7]
Bloomberg Barclays 7-Year Municipal Bond Index		3.23%	3.68%	4.70%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.89%	0.81%
Class C	1.38%	1.30%
Institutional Service Class	0.66%	0.58%
Institutional Class	0.57%	0.49%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

90

Fund Performance (con’t.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide HighMark California Intermediate Tax Free Bond Fund versus the Bloomberg Barclays (BBgBarc) 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark California Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

91

Shareholder Expense Example	Nationwide HighMark California Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark California Intermediate Tax Free Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	995.30	4.06	0.81
	Hypothetical(a)(b)		1,000.00	1,021.06	4.12	0.81
Class C Shares	Actual	(a)	1,000.00	993.80	6.47	1.29
	Hypothetical(a)(b)		1,000.00	1,018.65	6.55	1.29
Institutional Service Class Shares	Actual	(a)	1,000.00	997.30	2.96	0.59
	Hypothetical(a)(b)		1,000.00	1,022.17	3.00	0.59
Institutional Class Shares	Actual	(a)	1,000.00	997.80	2.46	0.49
	Hypothetical(a)(b)		1,000.00	1,022.67	2.49	0.49

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

92

Statement of Investments

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund

Municipal Bonds 99.0%

	Principal Amount	Market Value

California 99.0%
Alhambra, Unified School District, Refunding, GO
Series A, 5.00%, 08/01/20	$495,000	$565,657
Series A, 5.00%, 08/01/21	475,000	557,968
Alum Rock Union Elementary School District, Election 2012, GO, Series C, 5.00%, 08/01/29	595,000	728,875
Anaheim, Union High School District, California 2015, Refunding, GO, 5.00%, 08/01/24	2,000,000	2,498,000
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 08/01/25	345,000	400,069
Banning Unified School District, GO, AGM Insured, 5.00%, 08/01/28	500,000	616,880
Banning, Utility Authority Water Enterprise and Improvement Projects, Refunding, RB, AGM Insured, 5.00%, 11/01/23	500,000	612,705
Bay Area Toll Authority, San Francisco Bay Area, Refunding, RB, Series F-1, 5.00%, 04/01/24	740,000	887,045
Bay Area Water Supply & Conservation Agency, Capital Cost Recovery Prepayment Program, RB, Series A, 4.00%, 10/01/19	880,000	957,282
Burlingame Financing Authority, Storm Drainage, RB
5.00%, 07/01/27	305,000	377,648
5.00%, 07/01/28	400,000	490,596
California Educational Facilities Authority, Pepperdine University, Refunding, RB, Series 2012, 5.00%, 09/01/24	455,000	546,905
California Educational Facilities Authority, Santa Clara University, Prerefunded, RB, 5.25%, 04/01/23	235,000	249,598
California Educational Facilities Authority, Santa Clara University, Unrefunded, RB
5.25%, 04/01/23	15,000	15,903
5.25%, 04/01/24	45,000	47,697
California Health Facilities Financing Authority, Refunding, RB
5.00%, 11/15/23	500,000	619,550
5.00%, 11/15/28	4,000,000	4,911,240
California State, Department of Water Resources, Power Supply Revenue, Prerefunded, RB, AGM Insured
Series H, 5.00%, 05/01/21	1,065,000	1,131,232
Series H, 5.00%, 05/01/22	1,290,000	1,370,225

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
California State, Economic Recovery, Prerefunded Balance, GO, Series A, 5.00%, 07/01/20	$555,000	$614,352
California State, GO
5.00%, 10/01/20	1,000,000	1,149,510
5.00%, 11/01/24	2,000,000	2,308,520
California State, Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, RB, Series H, 5.00%, 12/01/27	3,660,000	4,491,332
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB
Series G, 5.00%, 12/01/17	1,525,000	1,595,775
Series G, 5.00%, 12/01/21	1,000,000	1,189,550
California State, Refunding, GO, 5.00%, 12/01/17	1,545,000	1,550,624
California State, University, Statewide, RB, Series A, 5.00%, 11/01/23	300,000	372,939
California State, University, Systemwide, Prerefunded, RB, Series A, 5.25%, 11/01/22	255,000	282,226
California State, University, Systemwide, Refunding, RB
Series A, 5.00%, 11/01/25	1,000,000	1,124,490
Series A, 5.00%, 11/01/26	1,500,000	1,684,545
California State, Various Purposes, GO, 5.63%, 04/01/25	2,055,000	2,283,578
Campbell, Unified High School District, Refunding, GO, 5.25%, 08/01/25	695,000	775,947
Cerritos, Community College District, Election 2004, Prerefunded Balance, GO
Series C, 5.25%, 08/01/24	450,000	502,542
Series C, 5.25%, 08/01/25	750,000	837,570
Chaffey, Community College District, Election 2002, GO, Series E, 5.00%, 06/01/23	1,000,000	1,202,370
Chino Valley, Unified School District, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	975,000	1,177,088
Citrus, Community College District, Refunding, GO, Series A, 5.00%, 08/01/23	500,000	614,365
Desert Sands, Unified School District, Election 2001, Prerefunded, GO
5.25%, 08/01/20	610,000	656,702
5.25%, 08/01/22	825,000	888,162
Dinuba, Unified School District, GO, BAM Insured, 5.00%, 08/01/27	800,000	998,696

93

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
El Camino, Community College District, Refunding, GO, 5.00%, 08/01/21	$1,250,000	$1,473,400
Fallbrook, Union Elementary School District, San Diego County, Election 2002, Refunding, GO, Series A, 5.00%, 08/01/23	720,000	869,234
Franklin-Mckinley, School District, Refunding, GO, BAM Insured, 5.00%, 08/01/24	500,000	619,730
Fruitvale, School District, Refunding, GO, 5.00%, 08/01/25	400,000	505,624
Garden Grove California Agency for Community Development, Tax Allocation Bonds, 5.00%, 10/01/25	500,000	626,110
Gavilan, Joint Community College District, Refunding, GO, 5.00%, 08/01/21	1,000,000	1,176,190
Hawthorne City Subordinate Tax Allocation, Successor Agency to the Community Redevelopment Agency, Refunding, Tax Allocation, AGM Insured, 5.00%, 09/01/29	500,000	606,750
Imperial, Irrigation District, Electric Revenue, Refunding, RB
Series B, 5.00%, 11/01/26	2,600,000	3,002,350
Series C, 5.00%, 11/01/27	200,000	252,334
Series C, 5.00%, 11/01/28	555,000	693,589
Series C, 5.00%, 11/01/32	450,000	548,010
Kern Country Water Agency, Improvement District No 4, Refunding, RB, Series A, 5.00%, 05/01/29	1,555,000	1,901,578
Kern, High School District, Refunding, GO
4.00%, 08/01/18	455,000	479,688
4.00%, 08/01/19	740,000	800,762
5.00%, 08/01/22	885,000	1,064,708
Lincoln, Unified School District, Election 2012, GO, Series C, 5.00%, 08/01/24	250,000	311,425
Live Oak School District, Santa Cruz County, GO
5.00%, 08/01/25	550,000	697,147
5.00%, 08/01/30	885,000	1,097,842
Lodi, Unified School District, Refunding, GO, BAM Insured, 5.00%, 08/01/27	450,000	564,916
Lompoc, Unified School District, GO, 5.00%, 06/01/23	345,000	422,425
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 05/15/24	1,845,000	2,099,001

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Long Beach, Unified School District, Election 2008, Prerefunded, GO
Series B, 5.25%, 08/01/24	$940,000	$1,048,673
Series A, 5.25%, 08/01/25	1,540,000	1,718,040
Long Beach, Unified School District, Election 2008, Unrefunded Balance, GO
Series B, 5.25%, 08/01/24	60,000	66,973
Series A, 5.25%, 08/01/25	100,000	111,621
Los Angeles Country Municipal Improvement Corp., Refunding, RB, Series B, 5.00%, 11/01/29	2,000,000	2,451,540
Los Angeles Country Public Works Financing Authority, RB
Series D, 5.00%, 12/01/23	400,000	493,968
Series D, 5.00%, 12/01/28	1,430,000	1,764,391
Series D, 5.00%, 12/01/32	815,000	981,839
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB, Series D, 5.00%, 05/15/24	1,130,000	1,282,188
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB
Series A, 5.25%, 05/15/22	500,000	553,525
Series A, 5.00%, 05/15/23	1,000,000	1,135,430
Los Angeles, GO, Series A, 5.00%, 09/01/24	975,000	1,149,291
Los Angeles, Harbor Department Revenue, RB
Series A, 5.00%, 08/01/20	2,090,000	2,321,760
Series A, 5.25%, 08/01/21	350,000	390,978
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	2,535,000	2,988,157
Los Angeles, Unified School District, Refunding, GO, Series C, 5.00%, 07/01/24	1,280,000	1,605,939
Los Angeles, Waste Water System Revenue, Senior Lien, Refunding, RB, Series B, 5.00%, 06/01/24	1,535,000	1,839,989
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB
Series A, 5.00%, 07/01/18	1,425,000	1,523,881
Series A, 5.00%, 07/01/22	2,380,000	2,785,340
Manteca, Sewer Revenue, Refunding, RB, 5.00%, 12/01/22	1,580,000	1,890,944
Merced, Community College District, Refunding, GO, 5.00%, 08/01/25	1,000,000	1,235,860
Milpitas Redevelopment Agency, Refunding, Tax Allocation, 5.00%, 09/01/27	1,055,000	1,298,874

94

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/01/25	$1,500,000	$1,649,100
Modesto, Irrigation District, Electric Revenue, Refunding, RB
Series A, 5.00%, 07/01/20	535,000	611,018
Series A, 5.00%, 07/01/21	750,000	879,705
Series A, 5.00%, 07/01/22	1,575,000	1,836,860
Mount Diablo, Unified School District, Election 2002, Refunding, GO
Series B, 5.00%, 07/01/20	1,145,000	1,305,472
Series B-2, 5.00%, 07/01/24	2,000,000	2,388,480
Mount Diablo, Unified School District, Refunding, GO
5.00%, 08/01/23	2,125,000	2,478,090
5.00%, 08/01/26	300,000	345,369
Northern California Transmission Agency, Refunding, RB, Series A, 5.00%, 05/01/22	665,000	731,733
Oak Grove, School District, Refunding, GO, 5.00%, 08/01/23	500,000	617,630
Ohlone, Community College District, Refunding, GO, 5.00%, 08/01/22	720,000	872,417
Ontario-Montclair School District, GO, AGM Insured
Series A, 5.00%, 08/01/25	255,000	321,020
Series A, 4.00%, 08/01/27	365,000	424,973
Orange County, Sanitation District, COP, AGM Insured, Series B, 5.00%, 02/01/17	530,000	535,851
Oxnard, School District, Election 2012, GO, AGM Insured, Series D, 5.25%, 08/01/26	250,000	313,625
Pajaro Valley, Unified School District, Refunding, GO, Series A, 4.00%, 08/01/19	500,000	541,055
Palm Springs Financing Authority Lease, Refunding, RB, 5.00%, 11/01/25	260,000	323,383
Paramount, Unified School District, Refunding, GO, BAM Insured
5.00%, 08/01/22	500,000	598,110
5.00%, 08/01/25	1,000,000	1,249,710
Peralta, Community College District, Refunding, GO, 5.00%, 08/01/20	2,240,000	2,562,403
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 09/01/24	1,000,000	1,237,720
Placentia-Yorba Linda, Unified School District, Refunding, GO, 5.00%, 08/01/24	500,000	624,500

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Pomona Unified School District, GO, AGM Insured, 5.00%, 08/01/27	$1,700,000	$2,115,565
Port of Oakland, Intermediate Lien, Refunding, RB, NATL-RE Insured, Series B, 5.00%, 11/01/18	1,970,000	2,054,139
Redding, Electric System Revenue, Refunding, COP, AGM Insured
Series A, 5.25%, 06/01/19	475,000	507,822
Series A, 5.00%, 06/01/22	1,525,000	1,623,393
Series A, 5.00%, 06/01/24	1,160,000	1,233,904
Sacramento, Municipal Utility District Electric, RB, AGM Insured
Series U, 5.00%, 08/15/23	1,690,000	1,814,197
Series U, 5.00%, 08/15/24	595,000	638,591
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB
Series X, 5.00%, 08/15/18	1,000,000	1,073,840
Series D, 5.00%, 08/15/26	465,000	599,450
San Bernardino, Community College District, Election 2002, Prerefunded Balance, GO, Series A, 6.25%, 08/01/24	1,055,000	1,153,864
San Bernardino, Community College District, Refunding, GO
Series A, 4.00%, 08/01/18	405,000	426,975
Series A, 5.00%, 08/01/20	1,000,000	1,143,140
San Diego, Community College District, Refunding, GO
5.00%, 08/01/20	560,000	641,934
5.00%, 08/01/21	400,000	471,488
5.00%, 08/01/24	1,000,000	1,204,290
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB
Series B, 5.50%, 05/15/23	3,750,000	4,179,787
Series A, 5.25%, 05/15/26	1,675,000	1,920,639
San Diego, Public Facilities Financing Authority, Water Revenue, Refunding, RB, Series B, 5.00%, 08/01/21	1,000,000	1,108,840
San Diego, Successor Agency to the Redevelopment Agency, Refunding, Tax Allocation
Series A, 5.00%, 09/01/27	1,100,000	1,365,617
Series A, 5.00%, 09/01/29	500,000	609,725
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, NATL Insured, 5.25%, 05/01/19	2,150,000	2,378,803
San Francisco City & County, Earthquake Safety, Prerefunded Balance, GO, Series E, 5.00%, 06/15/26	1,000,000	1,141,170

95

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
San Francisco City & County, General Hospital Improvement, Prerefunded Balance, GO, Series A, 5.25%, 06/15/24	$250,000	$277,930
San Francisco City & County, Public Utilities Commission, Water Revenue, Refunding, RB
Series A, 5.00%, 11/01/22	250,000	304,055
Series A, 5.00%, 11/01/26	1,075,000	1,346,438
San Francisco City & County, Refunding, GO, Series R1, 5.00%, 06/15/24	755,000	896,072
San Francisco City & County, Unified School District, Prop A, Election 2006, GO, Series B, 5.25%, 06/15/23	950,000	1,054,396
San Francisco, Bay Area Rapid Transit, District Sales Tax Revenue, Refunding, RB, Series A, 5.00%, 07/01/23	500,000	600,900
San Leandro, Unified School District, Refunding, GO, AGM Insured
Series B, 5.00%, 08/01/24	1,000,000	1,243,230
Series A, 5.00%, 08/01/25	500,000	629,910
San Mateo Union High School District, Election 2006, GO
Series 2013-A, 5.00%, 09/01/20	400,000	459,420
Series 2013-A, 5.00%, 09/01/22	1,000,000	1,211,770
San Mateo, Flood Control District, Refunding, RB, 5.00%, 08/01/25	610,000	768,252
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 07/15/24	1,000,000	1,113,520
Santee California School District, Refunding, GO
5.00%, 08/01/23	440,000	540,641
5.00%, 08/01/24	400,000	499,600
Santee, Successor Agency to the CDC, Refunding, Tax Allocation, Series A, 5.00%, 08/01/25	400,000	492,500
Southern California, Public Power Authority, Power Project Revenue, Canyon Power, Refunding, RB, Series A, 5.00%, 07/01/25	3,065,000	3,442,087
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Refunding, RB, Series A, 5.00%, 07/01/23	1,200,000	1,299,912

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
State Center, Community College District, Refunding, GO, 5.00%, 08/01/20	$1,000,000	$1,145,120
Stockton California, Unified School District, Election 2012, GO, BAM Insured, Series B, 5.00%, 08/01/26	810,000	1,000,002
Successor Agency to the Commerce Community Development Commission Tax Allocation Refunding, AGM Insured, Series A, 5.00%, 08/01/29	1,625,000	1,988,837
Torrance, Unified School District, Election 2008, Measure Z, Prerefunded Balance, GO, 5.50%, 08/01/25	1,000,000	1,122,950
Tracy Community Development Agency, Refunding, Tax Allocation, AGM Insured
5.00%, 08/01/28	1,000,000	1,212,120
5.00%, 08/01/29	1,000,000	1,203,270
Tracy, Unified School District, Refunding, GO, 5.00%, 08/01/26	1,490,000	1,849,656
Travis, Unified School District, COP, BAM Insured, Series B, 4.00%, 09/01/28	200,000	222,680
Union City Community Redevelopment Agency, Refunding, Tax Allocation, Series A, 5.00%, 10/01/32	555,000	665,273
University of California, Limited Project Revenue, RB, Series I, 5.00%, 05/15/22	1,000,000	1,202,100
University of California, Limited Project Revenue, Refunding, RB
Series G, 5.00%, 05/15/22	935,000	1,123,963
Series G, 5.00%, 05/15/24	2,475,000	2,958,541
University of California, RB, Series AO, 5.00%, 05/15/23	250,000	307,528
Upland, Unified School District, Election 2000, Refunding, GO, Series C, 5.00%, 08/01/19	275,000	304,469
Upland, Unified School District, Election 2008, Refunding, GO, Series A, 5.00%, 08/01/26	800,000	1,002,208
Upland, Unified School District, Refunding, GO, 5.00%, 08/01/25	500,000	578,090
Vista, Unified School District, Refunding, GO
5.00%, 08/01/21	500,000	587,840
5.00%, 08/01/22	500,000	601,530
5.00%, 08/01/24	300,000	359,889

96

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
West Valley-Mission, Community College District, Election 2012, GO, Series A, 5.00%, 08/01/24	$1,615,000	$1,939,631

Total Municipal Bonds (cost $175,361,738)		183,749,699

Short-term Investment 0.2%

	Shares

Money Market Fund 0.2%
Dreyfus Tax Exempt Cash Management — Institutional Shares, 0.34% (a)	306,906	306,906

Total Short-term Investment (cost $306,906)		306,906

Total Investments (cost $175,668,644) (b) (c) — 99.2%		184,056,605

Other assets in excess of liabilities — 0.8%		1,570,582

NET ASSETS — 100.0%		$185,627,187

(a)	Represents 7-day effective yield as of October 31, 2016.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	Assured Guaranty Municipal Corporation has issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2016, the percentage attributed to Assured Guaranty Municipal Corporation was 11.16%.

AGM	Assured Guaranty Municipal Corporation

BAM	Build America Mutual

CDC	Community Development Commission

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

NATL	National Public Finance Guarantee Corporation

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

97

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $175,668,644)	$184,056,605
Interest and dividends receivable	2,623,263
Receivable for capital shares issued	63,655
Reimbursement from investment advisor	17,153
Prepaid expenses	7,397

Total Assets	186,768,073

Liabilities:
Payable for investments purchased	493,516
Distributions payable	129,262
Payable for capital shares redeemed	329,370
Accrued expenses and other payables:
Investment advisory fees	71,368
Fund administration fees	10,405
Distribution fees	32,104
Administrative servicing fees	16,205
Accounting and transfer agent fees	5,485
Trustee fees	663
Custodian fees	1,221
Compliance program costs (Note 3)	81
Professional fees	37,351
Printing fees	7,170
Other	6,685

Total Liabilities	1,140,886

Net Assets	$185,627,187

Represented by:
Capital	$174,732,796
Accumulated undistributed net investment income	10
Accumulated net realized gains from investments	2,506,420
Net unrealized appreciation/(depreciation) from investments	8,387,961

Net Assets	$185,627,187

Net Assets:
Class A Shares	$52,419,338
Class C Shares	32,664,079
Institutional Service Class Shares	42,925,293
Institutional Class Shares	57,618,477

Total	$185,627,187

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,062,406
Class C Shares	3,166,378
Institutional Service Class Shares	4,123,500
Institutional Class Shares	5,534,279

Total	17,886,563

98

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.35
Class C Shares (b)	$10.32
Institutional Service Class Shares	$10.41
Institutional Class Shares	$10.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.59

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

99

Statement of Operations

For the Year Ended October 31, 2016

Nationwide HighMark California Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$5,363,630
Dividend income	1,512

Total Income	5,365,142

EXPENSES:
Investment advisory fees	863,330
Fund administration fees	123,731
Distribution fees Class A	129,224
Distribution fees Class C	242,659
Administrative servicing fees Class A	35,079
Administrative servicing fees Class C	16,177
Administrative servicing fees Institutional Service Class	39,513
Registration and filing fees	18,755
Professional fees	45,828
Printing fees	16,073
Trustee fees	5,948
Custodian fees	7,356
Accounting and transfer agent fees	36,060
Compliance program costs (Note 3)	837
Other	15,879

Total expenses before earnings credit and expenses reimbursed	1,596,449

Earnings credit (Note 4)	(210)
Expenses reimbursed by adviser (Note 3)	(203,161)

Net Expenses	1,393,078

NET INVESTMENT INCOME	3,972,064

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,465,906
Net change in unrealized appreciation/(depreciation) from investments	(2,950,929)

Net realized/unrealized losses from investments	(485,023)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,487,041

The accompanying notes are an integral part of these financial statements.

100

Statements of Changes in Net Assets

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$3,972,064	$4,288,602
Net realized gains from investments	2,465,906	517,363
Net change in unrealized appreciation/(depreciation) from investments	(2,950,929)	(1,405,520)

Change in net assets resulting from operations	3,487,041	3,400,445

Distributions to Shareholders From:
Net investment income:
Class A	(1,033,817)	(1,164,575)
Class C	(499,266)	(553,297)
Institutional Service Class	(1,264,113)	(2,560,283)
Institutional Class	(1,172,592)	(272)
Net realized gains:
Class A	(138,671)	(414,188)
Class C	(87,782)	(234,003)
Institutional Service Class	(292,433)	(773,459)
Institutional Class	(30)	(82)

Change in net assets from shareholder distributions	(4,488,704)	(5,700,159)

Change in net assets from capital transactions	2,393,563	2,414,328

Change in net assets	1,391,900	114,614

Net Assets:
Beginning of year	184,235,287	184,120,673

End of year	$185,627,187	$184,235,287

Accumulated undistributed net investment income at end of year	$10	$514

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,004,294	$8,309,037
Dividends reinvested	1,061,523	1,393,922
Cost of shares redeemed	(6,990,083)	(13,251,866)

Total Class A Shares	3,075,734	(3,548,907)

Class C Shares
Proceeds from shares issued	6,707,240	4,649,760
Dividends reinvested	540,918	720,085
Cost of shares redeemed	(5,445,525)	(4,007,071)

Total Class C Shares	1,802,633	1,362,774

Institutional Service Class Shares
Proceeds from shares issued	18,669,539	22,701,823
Dividends reinvested	922,837	1,350,655
Cost of shares redeemed	(79,775,357)	(19,452,371)

Total Institutional Service Class Shares	(60,182,981)	4,600,107

101

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$72,421,771	$–
Dividends reinvested	57,657	354
Cost of shares redeemed	(14,781,251)	–

Total Institutional Class Shares	57,698,177	354

Change in net assets from capital transactions	$2,393,563	$2,414,328

SHARE TRANSACTIONS:
Class A Shares
Issued	861,100	795,612
Reinvested	101,569	133,552
Redeemed	(667,646)	(1,270,628)

Total Class A Shares	295,023	(341,464)

Class C Shares
Issued	643,196	447,002
Reinvested	51,965	69,251
Redeemed	(522,845)	(385,949)

Total Class C Shares	172,316	130,304

Institutional Service Class Shares
Issued	1,773,220	2,167,297
Reinvested	87,943	128,700
Redeemed	(7,627,241)	(1,860,213)

Total Institutional Service Class Shares	(5,766,078)	435,784

Institutional Class Shares
Issued	6,925,554	–
Reinvested	5,472	33
Redeemed	(1,397,787)	–

Total Institutional Class Shares	5,533,239	33

Total change in shares	234,500	224,657

Amounts	designated as “–” are zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

102

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark California Intermediate Tax Free Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover(g)
Class A Shares
Year Ended October 31, 2016	$10.41	0.21	(0.03)	0.18	(0.21)	(0.03)	(0.24)	$10.35	1.72%	$52,419,338	0.80%	2.00%	0.91%	20.39%
Year Ended October 31, 2015	$10.54	0.23	(0.05)	0.18	(0.23)	(0.08)	(0.31)	$10.41	1.79%	$49,646,917	0.79%	2.25%	0.91%	7.78%
Period Ended October 31, 2014 (h)	$10.47	0.06	0.07	0.13	(0.06)	–	(0.06)	$10.54	1.24%	$53,860,184	0.79%	2.27%	1.01%	1.45%
Year Ended July 31, 2014	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%	$57,843,395	0.79%	2.31%	0.98%	3.67%
Year Ended July 31, 2013	$10.54	0.23	(0.37)	(0.14)	(0.23)	–	(0.23)	$10.17	(1.38%)	$76,478,399	0.79%	2.17%	1.25%	20.00%
Year Ended July 31, 2012	$10.14	0.24	0.40	0.64	(0.24)	–	(0.24)	$10.54	6.40%	$92,569,680	0.79%	2.30%	1.27%	34.00%

Class C Shares
Year Ended October 31, 2016	$10.37	0.16	(0.02)	0.14	(0.16)	(0.03)	(0.19)	$10.32	1.35%	$32,664,079	1.27%	1.54%	1.40%	20.39%
Year Ended October 31, 2015	$10.50	0.19	(0.05)	0.14	(0.19)	(0.08)	(0.27)	$10.37	1.34%	$31,063,103	1.24%	1.80%	1.41%	7.78%
Period Ended October 31, 2014 (h)	$10.43	0.05	0.07	0.12	(0.05)	–	(0.05)	$10.50	1.14%	$30,078,664	1.24%	1.83%	1.51%	1.45%
Year Ended July 31, 2014	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%	$30,015,316	1.24%	1.87%	1.43%	3.67%
Year Ended July 31, 2013	$10.50	0.18	(0.36)	(0.18)	(0.18)	–	(0.18)	$10.14	(1.72%)	$38,244,483	1.24%	1.72%	1.50%	20.00%
Year Ended July 31, 2012	$10.10	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.50	5.96%	$35,519,408	1.24%	1.85%	1.52%	34.00%

Institutional Service Class Shares(i)
Year Ended October 31, 2016	$10.47	0.24	(0.04)	0.20	(0.23)	(0.03)	(0.26)	$10.41	1.94%	$42,925,293	0.56%	2.25%	0.66%	20.39%
Year Ended October 31, 2015	$10.60	0.26	(0.05)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.03%	$103,514,374	0.54%	2.48%	0.63%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.30%	$100,171,154	0.54%	2.50%	0.72%	1.45%
Year Ended July 31, 2014	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%	$100,434,193	0.54%	2.55%	0.71%	3.67%
Year Ended July 31, 2013	$10.60	0.26	(0.37)	(0.11)	(0.26)	–	(0.26)	$10.23	(1.12%)	$115,914,205	0.54%	2.42%	1.00%	20.00%
Year Ended July 31, 2012	$10.19	0.27	0.41	0.68	(0.27)	–	(0.27)	$10.60	6.73%	$133,142,578	0.54%	2.55%	1.02%	34.00%

Institutional Class Shares
Year Ended October 31, 2016	$10.47	0.24	(0.03)	0.21	(0.24)	(0.03)	(0.27)	$10.41	2.02%	$57,618,477	0.49%	2.27%	0.59%	20.39%
Year Ended October 31, 2015	$10.60	0.27	(0.06)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.08%	$10,893	0.49%	2.53%	0.60%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	–	(0.07)	$10.60	1.31%	$10,671	0.49%	2.56%	0.70%	1.45%
Period Ended July 31, 2014 (j)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%	$10,533	0.49%	2.58%	0.64%	3.67%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

103

Fund Commentary	Nationwide HighMark National Intermediate Tax Free Bond Fund

For the annual period ended October 31, 2016, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 2.05% versus 3.23% for its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate Municipal Debt Funds (consisting of 213 funds as of October 31, 2016) was 3.36% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

The market spent the last year “Waiting for Godot,” and, as in the play, Godot, or the Federal Reserve, never showed up. Though the Fed raised the federal funds rate last December from a range of 0.0% - 0.25% to 0.25% - 0.50%, the first time since June 2004, market participants spent most of the year trying to forecast when the next increase would follow. That said, interest rates globally declined, as much of Europe and parts of Asia suffered slowing economies, creating a downward effect on yields across the world. This global slowing, coupled with mixed economic signals domestically, has kept the Fed on hold from raising rates, and created a significant declining interest rate environment, with a flattening of the yield curve. This ended in July with a gradual stabilization and increase in the U.S. economy, followed by increasing global yields. Since then, U.S. interest rates have increased, with the yield curve steepening.

As measured by the Bond Buyer 20 Index, yields plunged from the start of the fiscal year on November 1, 2015, from 3.66% to a low of 2.80% in early July. During the period from the July low to the end of October 2016, yields rose to 3.32%, with the yield curve steepening. As the net effect for the year was a flatter yield curve, this was a detractor to the Fund’s performance.

New issuance continues to be robust, as the low interest rate environment has continued to drive issuance. New issuance supply has risen in each of the last three years, and demand has remained resilient for municipal bonds. Low-yielding alternatives, coupled with significant bond maturities and calls, have led to consistent demand for bonds.

As interest rates remained at extremely low levels, the proceeds from matured/called bonds had to move down the credit food chain to try to re-capture the additional yield lost from these prior holdings. This caused the spread from lower investment-grade and high-yield bonds to tighten, leading to an outperformance of this area of the market. As the Fund remains concentrated in higher credit quality, this was a detractor on the Fund’s performance. Looking forward, as rates rise and money moves out of these high-yield funds, this spread is likely to widen back out.

Distinctive events still made the headlines over the year, as many issuers still struggle across the country. Atlantic City, New Jersey, exemplifies this as the closure of many casinos has brought the city to its knees. The State of New Jersey is weighing the possible takeover of Atlantic City. Though not to anyone’s surprise, Puerto Rico finally defaulted on much of its debt. Currently, Puerto Rico is working with a federally appointed board to look into ways of an orderly debt re-adjustment. The other area of continued increasing stress has been unfunded pension liabilities. Not only have many municipal entities across the country underfunded their annual required contributions, but most forecasts assume investment rates of return of 7% and higher to meet future pension liabilities. As investment returns continue to lag this benchmark, this increases already large unfunded liabilities. States such as Illinois, New Jersey, and Connecticut, and cities such as Chicago, already have experienced credit rating downgrades from this increased financial pressure. The Fund’s conservative nature has enabled it to largely avoid any major credit issues in the market, leading to a positive relative performance.

Portfolio Performance

During the one-year reporting period ended October 31, 2016, positioning on the yield curve and credit quality generally drove performance. As the Bloomberg Barclays 7-year Index outperformed the 5-year index, and the Fund was

104

Fund Commentary (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

short modified duration to its benchmark — the Bloomberg Barclays 7-year Index — this contributed to the underperformance for the period.

In addition, the Bloomberg Barclays 7-year index is a point on the municipal bond yield curve (6 to 8 years) versus the Fund, which holds a laddered portfolio of bonds. Regarding credit quality, the Fund maintained its positioning in the Aa rating category.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2016.

Outlook and Positioning

HighMark believes that between now and the calendar year-end, yields will rise and the yield curve will steepen, potentially reducing the Fund’s absolute performance, but providing an environment conducive to positive relative performance. HighMark is currently forecasting the federal funds rate to be 0.50% to 0.75%, and the 10-year U.S. Treasury to yield 1.75% to 2.25% at calendar year-end.

The Fund is positioned modestly short modified duration to the benchmark, with premium coupons, in anticipation of a rising interest rate environment. The core strategy of holding securities with strong investment grade credit quality remains in place.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow; Raymond Mow; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

105

Fund Overview	Nationwide HighMark National Intermediate Tax Free Bond Fund

Asset Allocation†

Municipal Bonds	96.4%
Short-Term Investment	2.4%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

School District	24.8%
Utility	22.2%
Various Purpose	17.1%
Improvement	10.7%
Transportation	9.3%
Tax-Revenue	6.0%
Education	3.7%
Building	2.3%
General Purpose	1.1%
Health	0.4%
Other Industries	2.4%
100.0%

Top Holdings††

Alaska State, Municipality of Anchorage, GO, 5.00%, 09/01/27	3.3%
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	3.2%
Hawaii State, Refunding, GO, 5.00%, 12/01/19	2.8%
Hawaii State, Refunding, GO, 5.00%, 11/01/23	2.6%
Yakima County, East Valley School District No. 90, GO, 5.00%, 12/01/28	2.5%
Dreyfus Tax Exempt Cash Management —Institutional Shares, 0.34%, 0.38%	2.4%
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, NATL Insured, 5.50%, 10/01/21	2.4%
King County, Issaquah School District No. 409, GO, 5.00%, 12/01/26	2.3%
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 09/01/24	2.3%
San Antonio, Independent School District Unlimited Tax School Building, Refunding, GO, PSF-GTD, 5.00%, 02/15/24	2.3%
Other Holdings	73.9%
100.0%

Objective

The Fund seeks to provide high current income that is exempt from federal income tax.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 2.05%, underperforming its benchmark by 1.18% and the Lipper peer category median by 1.31%

•	The Fund’s positioning on the yield curve and credit quality generally drove performance

•	The Fund was short modified duration to its benchmark; this positioning contributed to the Fund’s underperformance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

106

Fund Performance	Nationwide HighMark National Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.78%	2.36%	3.20%
	w/ SC3	(0.52)%	1.91%	2.97%
Class C1	w/o SC2	1.31%	1.92%	2.51%
	w/ SC4	0.31%	N/A	N/A
Institutional Service Class[1,5,6]		2.05%	2.62%	3.47%
Institutional Class[5]		2.09%	N/A	3.01%	[7]
Bloomberg Barclays 7-Year Municipal Bond Index		3.23%	3.68%	4.70%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.08%	0.78%
Class C	1.57%	1.27%
Institutional Service Class	0.85%	0.55%
Institutional Class	0.77%	0.47%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

107

Fund Performance (con’t.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark National Intermediate Tax Free Bond Fund versus the Bloomberg Barclays (BBgBarc) 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark National Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

108

Shareholder Expense Example	Nationwide HighMark National Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark National Intermediate Tax Free Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	997.00	3.92	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.22	3.96	0.78
Class C Shares	Actual	(a)	1,000.00	994.70	6.32	1.26
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.39	1.26
Institutional Service Class Shares	Actual	(a)	1,000.00	998.40	2.56	0.51
	Hypothetical	(a)(b)	1,000.00	1,022.57	2.59	0.51
Institutional Class Shares	Actual	(a)	1,000.00	998.60	2.36	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.77	2.39	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

109

Statement of Investments

October 31, 2016

Nationwide HighMark National Intermediate Tax Free Bond Fund

Municipal Bonds 96.4%

	Principal Amount	Market Value

Alaska 4.4%
Alaska State, International Airports Revenue, Refunding, RB
Series A, 5.00%, 10/01/28	$250,000	$301,780
Series A, 5.00%, 10/01/29	250,000	299,950
Alaska State, Municipality of Anchorage, GO, Series A, 5.00%, 09/01/27	1,440,000	1,772,870

		2,374,600

Arizona 2.5%
City of Phoenix, Civic Improvement Corp., Series B, 5.00%, 07/01/26	225,000	275,533
Phoenix, Refunding, GO, Series A, 6.25%, 07/01/17	1,025,000	1,062,833

		1,338,366

California 16.2%
California Educational Facilities Authority, University of Redlands, Refunding, RB, Series A, 5.00%, 10/01/26	250,000	307,925
California Health Facilities Financing Authority, Refunding, RB, Series A, 5.00%, 11/15/28	200,000	245,562
California State, GO, 5.00%, 10/01/20	750,000	862,132
California State, San Leandro Unified School District, Refunding, GO, AGM Insured, Series B, 5.00%, 08/01/25	500,000	629,715
California State, Stockton Unified School District, GO, AGM Insured, 5.00%, 07/01/24	330,000	394,997
Franklin-Mckinley, School District, Refunding, GO, AGM Insured, 5.00%, 08/01/26	405,000	501,617
Franklin-Mckinley, School District, Refunding, GO, BAM Insured, 5.00%, 08/01/24	500,000	619,730
Kern Country Water Agency, Improvement District No 4, Refunding, RB, AGM Insured, Series A, 5.00%, 05/01/28	735,000	906,792
Los Angeles Municipal Improvement Corp., Refunding, RB, Series B, 5.00%, 11/01/29	1,000,000	1,225,770
Los Angeles, Refunding, GO, Series A, 5.00%, 09/01/23	1,000,000	1,178,760
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 09/01/24	1,000,000	1,237,720
Pomona, Unified School District, GO, AGM Insured, 5.00%, 08/01/28	500,000	615,245

		8,725,965

Municipal Bonds (continued)

	Principal Amount	Market Value

Colorado 0.9%
Denver Colorado City & County School District No. 1, Refunding, GO, NATL Insured, Series A, 5.25%, 12/01/21	$390,000	$466,202

Connecticut 2.1%
Connecticut State, GO, Series D, 5.00%, 11/01/19	1,000,000	1,107,990

Florida 5.6%
Florida State, Board of Education, Public Education, Refunding, GO, Series A, 5.00%, 06/01/18	525,000	559,419
Orlando, Utilities Commission, Utility System Revenue, Refunding, RB, Series A, 5.00%, 10/01/20	1,050,000	1,204,151
Tampa Bay, Water Utility System Revenue and Improvement, Refunding, RB, NATL Insured, 5.50%, 10/01/21	1,045,000	1,256,957

		3,020,527

Georgia 1.5%
City of Atlanta, Water & Wastewater Revenue, Refunding, RB
5.00%, 11/01/22	250,000	301,007
5.00%, 11/01/27	400,000	493,076

		794,083

Hawaii 7.6%
Hawaii State, Refunding, GO
Series EA, 5.00%, 12/01/19	1,330,000	1,489,174
Series EF, 5.00%, 11/01/23	1,140,000	1,366,427
Honolulu City and County, Refunding, GO, Series B, 5.00%, 11/01/24	635,000	762,876
Honolulu City and County, Wastewater System Revenue, Refunding, RB, Series B, 5.00%, 07/01/20	425,000	484,237

		4,102,714

Idaho 2.1%
Boise State University, Refunding, RB
Series A, 5.00%, 04/01/24	425,000	523,001
Series A, 5.00%, 04/01/27	500,000	622,820

		1,145,821

Illinois 1.9%
Chicago, O’Hare International Airport Revenue, General Apartment-Third Lien, RB, AGM Insured, Series B, 5.00%, 01/01/19	1,000,000	1,006,820

110

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Maryland 1.0%
Maryland State, State & Local Facilities-3rd, GO, Series A, 5.00%, 11/01/18	$500,000	$540,990

Massachusetts 2.7%
Massachusetts Bay Transportation Authority, Refunding, RB, Series A, 5.25%, 07/01/20	300,000	344,499
Massachusetts State, Bay Transportation Authority, Massachussets Sales Tax Revenue, Refunding, RB,, Series A, 5.25%, 07/01/18	600,000	643,278
Massachusetts State, Water Resources Authority, Refunding, RB, Series B, 5.00%, 08/01/19	415,000	460,447

		1,448,224

Minnesota 2.2%
State of Minnesota, GO, Series A, 5.00%, 10/01/20	1,040,000	1,197,435

Nevada 6.6%
Clark County School District, Refunding, Limited Tax, GO, Series A, 5.00%, 06/15/24	1,000,000	1,229,780
Clark County, Limited Tax-Bond Bank, GO, 5.00%, 06/01/25	1,620,000	1,720,667
Nevada State, Capital Improvement and Cultural Affairs, Refunding, GO, Series B, 5.00%, 11/01/24	500,000	620,875

		3,571,322

New Jersey 2.2%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, Series A, 5.50%, 12/15/22	1,020,000	1,172,929

New York 4.4%
New York City, Fiscal 2008, Prerefunded, GO, AGM Insured, Series Sub Series C-1, 5.00%, 10/01/24	135,000	140,237
New York City, GO, Series E, 5.00%, 08/01/20	500,000	569,390
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, Series B, 5.00%, 04/01/21	1,075,000	1,179,382
New York State, Thruway Authority, State Personal Transportation, Special Tax Revenue, Series A, 5.00%, 03/15/18	430,000	454,106

		2,343,115

Municipal Bonds (continued)

	Principal Amount	Market Value

Oregon 2.0%
Portland, International Airport Revenue, Refunding, RB, Series Twenty-Three, 5.00%, 07/01/22	$360,000	$430,470
State of Oregon, Article Xi-N Seismic Project, RB, Series D, 5.00%, 06/01/24	515,000	644,332

		1,074,802

Pennsylvania 2.4%
State of Pennsylvania, Refunding, 5.00%, 07/01/22	500,000	589,215
State of Pennsylvania, Turnpike Commission, RB, Series B, 5.00%, 12/01/28	600,000	716,220

		1,305,435

South Carolina 1.1%
State of South Carolina, Public Service Authority Revenue, Refunding, RB, Series A, 5.00%, 12/01/23	500,000	608,020

Texas 13.3%
Cities of Dallas and Fort Worth, International Airport Revenue, Refunding, RB, Series F, 5.00%, 11/01/22	585,000	700,204
East Central Independent School District Unlimited Tax School Building, GO, PSF-GTD, 4.00%, 08/15/24	500,000	583,125
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, Series D, 5.00%, 11/15/19	800,000	893,952
Lower Colorado River Authority, RB
5.00%, 05/15/21	1,100,000	1,205,050
5.00%, 05/15/22	800,000	875,976
San Antonio, Independent School District Unlimited Tax School Building, Refunding, GO, PSF-GTD, 5.00%, 02/15/24	1,000,000	1,237,200
San Antonio, Water Revenue, Refunding, RB, 5.00%, 05/15/23	500,000	594,850
San Antonio, Water Revenue, Refunding, RB, NATL Insured, 5.00%, 05/15/17	500,000	511,615
Texas State, University Systems Financing Revenue, Refunding, RB, 5.25%, 03/15/21	500,000	529,040

		7,131,012

111

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark National Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Virginia 2.6%
Fairfax County, Public Improvements, Prerefunded Balance, GO, Series A, 5.00%, 04/01/19	$500,000	$529,230
Newport News, General Improvement, Prerefunded Balance, GO, Series A, 5.00%, 07/01/24	785,000	896,234

		1,425,464

Washington 11.1%
King County School District No. 414, Refunding, GO, 4.00%, 12/01/28	445,000	510,686
King County, Issaquah School District No. 409, GO, 5.00%, 12/01/26	1,000,000	1,248,730
King County, Issaquah School District No. 411, Refunding, GO, 5.00%, 12/01/23	500,000	617,775
King County, Issaquah School District No. 415, Refunding, GO, 5.00%, 12/01/24	500,000	620,310
Port Seattle, Intermediate Lien, RB, Series A, 5.00%, 04/01/25	250,000	308,578
Snohomish County, Edmonds School District No. 15, Refunding, GO, 5.00%, 12/01/22	400,000	481,768
Sumner School District No. 320 Pierce County, Improvement and Refunding, GO, 4.00%, 12/01/26	300,000	348,885
Whatcom County, Bellingham School District No. 501, Refunding, GO, 5.00%, 12/01/25	375,000	472,151
Yakima County, East Valley School District No. 90, GO, 5.00%, 12/01/28	1,100,000	1,341,516

		5,950,399

Total Municipal Bonds (cost $50,551,676)		51,852,235

Short-Term Investment 2.4%

	Shares	Market Value

Money Market Fund 2.4%
Dreyfus Tax Exempt Cash Management —Institutional Shares, 0.34% (a)	1,271,274	$1,271,274

Total Short-term Investment (cost $1,271,274)		1,271,274

Total Investments (cost $51,822,950) (b)(c) — 98.8%		53,123,509

Other assets in excess of liabilities — 1.2%		636,499

NET ASSETS — 100.0%		$53,760,008

(a)	Represents 7-day effective yield as of October 31, 2016.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(c)	Assured Guaranty Municipal Corporation has either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2016, the percentage attributed to Assured Guaranty Municipal Corporation was 7.90%.

AGM	Assured Guaranty Municipal Corporation

BAM	Build America Mutual

GO	General Obligation

NATL	National Public Finance Guarantee Corporation

PSF-GTD	Priority Solidarity Fund Guaranteed

RB	Revenue Bond

The accompanying notes are an integral part of these financial statements.

112

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark National Intermediate Tax Free Bond Fund
Assets:
Investments, at value (cost $51,822,950)	$53,123,509
Interest and dividends receivable	740,169
Receivable for capital shares issued	22,043
Reimbursement from investment advisor	18,396
Prepaid expenses	27,662

Total Assets	53,931,779

Liabilities:
Distributions payable	45,742
Payable for capital shares redeemed	40,914
Accrued expenses and other payables:
Investment advisory fees	20,573
Fund administration fees	7,978
Distribution fees	4,852
Administrative servicing fees	1,870
Accounting and transfer agent fees	2,847
Trustee fees	189
Custodian fees	358
Compliance program costs (Note 3)	41
Professional fees	35,943
Printing fees	4,058
Other	6,406

Total Liabilities	171,771

Net Assets	$53,760,008

Represented by:
Capital	$50,969,901
Accumulated undistributed net investment income	61
Accumulated net realized gains from investments	1,489,487
Net unrealized appreciation/(depreciation) from investments	1,300,559

Net Assets	$53,760,008

Net Assets:
Class A Shares	$10,394,977
Class C Shares	4,146,607
Institutional Service Class Shares	11,791,502
Institutional Class Shares	27,426,922

Total	$53,760,008

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	940,591
Class C Shares	374,703
Institutional Service Class Shares	1,066,254
Institutional Class Shares	2,480,786

Total	4,862,334

113

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide HighMark National Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.05
Class C Shares (b)	$11.07
Institutional Service Class Shares	$11.06
Institutional Class Shares	$11.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.30

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

114

Statement of Operations

For the Year Ended October 31, 2016

Nationwide HighMark National Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$1,465,384
Dividend income	1,562

Total Income	1,466,946

EXPENSES:
Investment advisory fees	271,340
Fund administration fees	95,468
Distribution fees Class A	24,691
Distribution fees Class C	30,502
Administrative servicing fees Class A	5,983
Administrative servicing fees Class C	1,505
Administrative servicing fees Institutional Service Class	7,642
Registration and filing fees	46,089
Professional fees	40,220
Printing fees	10,001
Trustee fees	1,855
Custodian fees	2,362
Accounting and transfer agent fees	19,135
Compliance program costs (Note 3)	17
Other	12,612

Total expenses before earnings credit and expenses reimbursed	569,422

Earnings credit (Note 4)	(148)
Expenses reimbursed by adviser (Note 3)	(215,283)

Net Expenses	353,991

NET INVESTMENT INCOME	1,112,955

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	1,490,861
Net change in unrealized appreciation/(depreciation) from investments	(1,311,773)

Net realized/unrealized gains from investments	179,088

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,292,043

The accompanying notes are an integral part of these financial statements.

115

Statements of Changes in Net Assets

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$1,112,955	$1,392,138
Net realized gains from investments	1,490,861	1,017,569
Net change in unrealized appreciation/(depreciation) from investments	(1,311,773)	(1,471,467)

Change in net assets resulting from operations	1,292,043	938,240

Distributions to Shareholders From:
Net investment income:
Class A	(163,200)	(214,005)
Class C	(48,002)	(61,600)
Institutional Service Class	(414,042)	(1,116,555)
Institutional Class	(487,989)	(243)
Net realized gains:
Class A	(154,573)	(225,621)
Class C	(61,572)	(78,278)
Institutional Service Class	(801,997)	(906,127)
Institutional Class	(174)	(187)

Change in net assets from shareholder distributions	(2,131,549)	(2,602,616)

Change in net assets from capital transactions	(8,103,345)	(4,475,288)

Change in net assets	(8,942,851)	(6,139,664)

Net Assets:
Beginning of year	62,702,859	68,842,523

End of year	$53,760,008	$62,702,859

Accumulated undistributed net investment income at end of year	$61	$59

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,047,101	$1,460,367
Dividends reinvested	258,029	357,816
Cost of shares redeemed	(2,602,252)	(4,353,452)

Total Class A Shares	702,878	(2,535,269)

Class C Shares
Proceeds from shares issued	1,141,201	481,164
Dividends reinvested	101,972	134,513
Cost of shares redeemed	(905,205)	(1,102,790)

Total Class C Shares	337,968	(487,113)

Institutional Service Class Shares
Proceeds from shares issued	4,112,121	3,874,996
Dividends reinvested	862,967	1,022,787
Cost of shares redeemed	(41,460,808)	(6,351,119)

Total Institutional Service Class Shares	(36,485,720)	(1,453,336)

116

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$35,215,543	$–
Dividends reinvested	8,294	430
Cost of shares redeemed	(7,882,308)	–

Total Institutional Class Shares	27,341,529	430

Change in net assets from capital transactions	$(8,103,345)	$(4,475,288)

SHARE TRANSACTIONS:
Class A Shares
Issued	273,240	129,455
Reinvested	23,268	31,756
Redeemed	(233,190)	(386,144)

Total Class A Shares	63,318	(224,933)

Class C Shares
Issued	102,028	42,629
Reinvested	9,189	11,918
Redeemed	(80,847)	(97,768)

Total Class C Shares	30,370	(43,221)

Institutional Service Class Shares
Issued	368,227	344,557
Reinvested	78,003	90,664
Redeemed	(3,740,649)	(564,408)

Total Institutional Service Class Shares	(3,294,419)	(129,187)

Institutional Class Shares
Issued	3,182,111	–
Reinvested	742	38
Redeemed	(703,024)	–

Total Institutional Class Shares	2,479,829	38

Total change in shares	(720,902)	(397,303)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

117

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark National Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$11.22	0.18	0.01	0.19	(0.18)	(0.18)	(0.36)	$11.05	1.78%		$10,394,977	0.78%	1.65%	1.14%	27.59%
Year Ended October 31, 2015	$11.51	0.23	(0.10)	0.13	(0.22)	(0.20)	(0.42)	$11.22	1.24%		$9,847,376	0.77%	2.00%	1.10%	13.50%
Period Ended October 31, 2014 (h)	$11.45	0.06	0.06	0.12	(0.06)	–	(0.06)	$11.51	1.07%		$12,681,242	0.77%	2.15%	1.27%	2.33%
Year Ended July 31, 2014	$11.32	0.26	0.24	0.50	(0.26)	(0.11)	(0.37)	$11.45	4.49%		$13,921,742	0.77%	2.28%	1.14%	10.35%
Year Ended July 31, 2013	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%
Year Ended July 31, 2012	$11.42	0.28	0.36	0.64	(0.28)	–	(0.28)	$11.78	5.70%		$18,949,616	0.77%	2.46%	1.33%	20.00%

Class C Shares
Year Ended October 31, 2016	$11.24	0.13	0.01	0.14	(0.13)	(0.18)	(0.31)	$11.07	1.31%		$4,146,607	1.24%	1.18%	1.62%	27.59%
Year Ended October 31, 2015	$11.52	0.17	(0.08)	0.09	(0.17)	(0.20)	(0.37)	$11.24	0.87%		$3,869,972	1.22%	1.55%	1.60%	13.50%
Period Ended October 31, 2014 (h)	$11.47	0.05	0.05	0.10	(0.05)	–	(0.05)	$11.52	0.87%		$4,464,546	1.22%	1.70%	1.76%	2.33%
Year Ended July 31, 2014	$11.33	0.21	0.25	0.46	(0.21)	(0.11)	(0.32)	$11.47	4.11%		$4,787,696	1.22%	1.83%	1.57%	10.35%
Year Ended July 31, 2013	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%
Year Ended July 31, 2012	$11.43	0.23	0.36	0.59	(0.23)	–	(0.23)	$11.79	5.22%		$7,978,232	1.22%	2.01%	1.58%	20.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$11.23	0.22	–	0.22	(0.21)	(0.18)	(0.39)	$11.06	2.05%		$11,791,502	0.52%	1.97%	0.85%	27.59%
Year Ended October 31, 2015	$11.51	0.25	(0.08)	0.17	(0.25)	(0.20)	(0.45)	$11.23	1.57%		$48,974,767	0.52%	2.24%	0.81%	13.50%
Period Ended October 31, 2014 (h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.04%		$51,686,161	0.52%	2.40%	1.00%	2.33%
Year Ended July 31, 2014	$11.33	0.29	0.24	0.53	(0.29)	(0.11)	(0.40)	$11.46	4.75%		$51,952,550	0.52%	2.53%	0.87%	10.35%
Year Ended July 31, 2013	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%
Year Ended July 31, 2012	$11.43	0.31	0.35	0.66	(0.31)	–	(0.31)	$11.78	5.87%		$73,230,424	0.52%	2.71%	1.08%	20.00%

Institutional Class Shares
Year Ended October 31, 2016	$11.23	0.22	0.01	0.23	(0.22)	(0.18)	(0.40)	$11.06	2.09%		$27,426,922	0.47%	1.92%	0.84%	27.59%
Year Ended October 31, 2015	$11.51	0.26	(0.08)	0.18	(0.26)	(0.20)	(0.46)	$11.23	1.62%		$10,744	0.47%	2.29%	0.80%	13.50%
Period Ended October 31, 2014 (h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.06%		$10,574	0.47%	2.45%	0.97%	2.33%
Period Ended July 31, 2014 (j)	$11.31	0.25	0.26	0.51	(0.25)	(0.11)	(0.36)	$11.46	4.61%		$10,461	0.47%	2.55%	0.80%	10.35%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

118

Fund Overview	Nationwide HighMark Short Term Bond Fund

For the annual period ended October 31, 2016, the Nationwide HighMark Short Term Bond Fund (Class A* at NAV) returned 1.49% versus 1.31% for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 320 funds as of October 31, 2016) was 1.68% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Primarily as a result of the Federal Open Market Committee (FOMC) meeting decision in December 2015 to raise the federal funds rate, U.S. Treasury yields rose in late 2015, while corporate bond spreads widened and lower-credit-quality issues underperformed. However, as soon as the New Year began, interest rates began to fall as global growth slowed and commodity prices continued to fall. Crude oil reached a 12-year low in January as the alarming slide in commodity prices and weak global GDP caused near panic in financial markets during the first six weeks of the year. During that period, the S&P 500 fell more than 10%, while stock markets in Europe, China, and Japan all suffered double-digit declines. Corporate bonds also sold off as spreads widened dramatically, while U.S. Treasury bonds rallied. The impact on the High Yield energy sector was even more dramatic, however, as those yields soared to 21%, far surpassing their 2008 financial crisis peak of 17%. As if in response, both the Bank of Japan (BOJ) and the European Central Bank (ECB) expanded their monetary stimulus in an effort to revive growth. On January 29 the BOJ surprised markets by adopting negative interest rates for the first time, and also expanding their asset purchase program to include ETFs and REITs. Then on March 10 the ECB ventured further into negative territory by lowering the deposit facility rate to –0.4%, expanding the existing asset purchase program from €60 to €80 billion, and introducing purchase of non-bank Euro corporate bonds. The recovery from the dramatic decline in risk assets that began in February continued during March and April as commodity prices rallied, while crude oil gained 26%. Treasury rates continued to decline despite the recovery in commodity prices and risk assets as global growth remained disappointing.

After a volatile first half of the year, financial markets were relatively calm during the second half as interest rates, for the most part, stayed within a fairly narrow range while risk assets steadily outperformed, despite declining corporate revenue and earnings. Revenue growth for U.S. companies slowed to 1 1/2% over the past year, while the third quarter could well be the sixth consecutive quarter of year-over-year declines in earnings per share. Corporate bond spreads typically widen as revenue growth and earnings fall, but the continued tightening this time is likely due to central bank accommodation. The Federal Reserve, the ECB, the BOJ, and the Bank of England together hold nearly $13 trillion of purchased assets on their balance sheets. In just the past 12 months, they have collectively added another $2 trillion, representing the fastest rate of balance sheet expansion since 2009. The combination of these purchases and low inflation resulted in a global bond rally that set a new record low of 1.3% for the U.S. 10-year Treasury yield in early July.

Portfolio Performance

The Fund outperformed its benchmark for the 12 months ended October 31, 2016, primarily due to sector allocation. During the reporting period, the Fund maintained an average allocation of 60% to high-quality corporate bonds, which outperformed equivalent duration U.S. Treasuries by 125 basis points. Basic Industry, Energy, and Communications were the top-performing sectors, while the laggards included Banks, Capital Goods, and Consumer Cyclical. The top individual contributors to the Fund’s performance included Enbridge Energy, General Motors, and Rio Tinto (no longer held in the Fund), while Royal Bank of Canada, McKesson, and Kroger were among the detractors.

Duration positioning was a neutral factor for performance, as the Fund maintained a shorter

119

Fund Overview	Nationwide HighMark Short Term Bond Fund

duration than the benchmark during a period when interest rates increased for maturities less than two years, but declined for maturities beyond three years. However, the flattening of the yield curve had a positive impact, adding 12 basis points to Fund performance.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2016.

Outlook and Positioning

Just weeks after the 10-year Treasury reached its historic low in July, Treasury yields began to rise as the BOJ decided against expanding Japan’s extraordinary monetary policies, and then in September the ECB chose not to extend their bond purchase plan, which is currently set to expire in March 2017. Additionally, both the BOJ and the ECB have called for official reviews of the effects of quantitative easing, disappointing the markets and causing a further retreat in bond prices. At the same time, the Fed is desperate to move farther away from zero interest rates and therefore is perpetually trying to convince the market that an interest rate increase is likely at their next meeting. The markets are sensing some hesitation by central banks to expand their already extraordinary support, which may mean that we have finally reached the outer limits of unconventional monetary policy. If so, the markets are likely to experience greater volatility in the future, and risk premiums will rise. Thus, we continue to overweight high-quality corporate bonds while balancing the risk of spread widening against the significant yield advantage of a 50% to 100% yield premium to Treasuries.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, CFA; Gregory Lugosi; E. Jack Montgomery, CFA; and David Wines, CFA

*Performance is shown for the Fund’s Class A because that share class now has more assets than the Fund’s Institutional Service Class (which was previously shown for performance reporting).

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

120

Fund Overview	Nationwide HighMark Short Term Bond Fund

Asset Allocation†

Corporate Bonds	62.2%
Asset-Backed Securities	13.2%
Mortgage-Backed Securities	13.1%
U.S. Treasury Obligations	6.2%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Mortgage Obligations	1.3%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries††

Banks	17.1%
Oil, Gas & Consumable Fuels	9.4%
Consumer Finance	5.2%
Chemicals	3.5%
Food & Staples Retailing	2.8%
Pharmaceuticals	2.1%
Diversified Financial Services	2.0%
Automobiles	2.0%
Diversified Telecommunication Services	2.0%
Health Care Equipment & Supplies	1.8%
Other Industries	52.1%
100.0%

Top Holdings††

U.S. Treasury Note, 1.13%, 06/15/18	3.7%
U.S. Treasury Note, 1.25%, 12/15/18	2.6%
American Express Credit Account Master Trust, 1.43%, 06/15/20	2.0%
Capital One Bank USA NA, 2.25%, 02/13/19	2.0%
Ford Motor Credit Co. LLC, 1.68%, 09/08/17	1.9%
Bank of America Corp., 5.65%, 05/01/18	1.8%
Becton Dickinson and Co., 1.80%, 12/15/17	1.8%
FNMA Pool, 2.50%, 11/01/27	1.7%
FNMA Pool, 3.00%, 05/01/24	1.6%
Honeywell International, Inc., 1.40%, 10/30/19	1.5%
Other Holdings	79.4%
100.0%

Objective

The Fund seeks total return through investments in fixed-income securities.

Highlights for the Year

Ended October 31, 2016

•	The Fund (Class A at NAV) returned 1.49%, outperforming its benchmark by 0.18% and underperforming the Lipper peer category median by 0.19%

•	The Fund outperformed its benchmark primarily due to sector allocation; Basic Industry, Energy, and Communications were the top-performing sectors

•	Lagging sectors held by the Fund included Banks, Capital Goods, and Consumer Cyclical

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

121

Fund Performance	Nationwide HighMark Short Term Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.49%	1.15%	2.40%
	w/ SC3	(0.80)%	0.69%	2.16%
Class C1	w/o SC2	0.98%	0.67%	1.94%
	w/ SC4	(0.02)%	N/A	N/A
Institutional Service Class[1,5,6]		1.85%	1.42%	2.70%
Institutional Class[5]		1.82%	N/A	1.31%	[7]
Bloomberg Barclays U.S. 1-3 Yr Gov’t/Credit Bond Index		1.31%	1.00%	2.54%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.
Expense Ratios

Expense Ratio^
Class A	0.78%
Class C	1.29%
Institutional Service Class	0.53%
Institutional Class	0.45%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

122

Fund Performance (con’t.)	Nationwide HighMark Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide HighMark Short Term Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. 1-3 Year Government/Credit Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Short Term Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

123

Shareholder Expense Example	Nationwide HighMark Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Short Term Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,005.40	3.93	0.78
	Hypothetical(a)(b)		1,000.00	1,021.22	3.96	0.78
Class C Shares	Actual	(a)	1,000.00	1,002.80	6.44	1.28
	Hypothetical(a)(b)		1,000.00	1,018.70	6.50	1.28
Institutional Service Class Shares	Actual	(a)	1,000.00	1,007.70	2.62	0.52
	Hypothetical(a)(b)		1,000.00	1,022.52	2.64	0.52
Institutional Class Shares	Actual	(a)	1,000.00	1,007.10	2.27	0.45
	Hypothetical(a)(b)		1,000.00	1,022.87	2.29	0.45

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

124

Statement of Investments

October 31, 2016

Nationwide HighMark Short Term Bond Fund

Asset-Backed Securities 13.2%

	Principal Amount	Market Value

Airlines 1.0%
Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 01/12/21	$1,629,708	$1,749,899
Delta Air Lines Pass Through Trust
Series 2011-1, Class A, 5.30, 04/15/19	1,411,929	1,510,764
Series 2012-1, Class A, 4.75%, 05/07/20	732,215	787,131

		4,047,794

Automobiles 6.9%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 2.80%, 05/20/18 (a)	5,200,000	5,223,228
CarMax Auto Owner Trust, Series 2014-3, Class A3, 1.16%, 06/17/19	3,382,294	3,382,483
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05%, 03/20/20 (a)	2,179,104	2,175,813
Ford Credit Auto Owner Trust, Series 2014-B, Class A3, 0.90%, 10/15/18	2,375,667	2,375,267
Honda Auto Receivables Owner Trust
Series 2013-4, Class A3, 0.69%, 09/18/17	104,895	104,879
Series 2014-1, Class A3, 0.67%, 11/21/17	371,333	371,204
Series 2014-3, Class A3, 0.88%, 06/15/18	2,244,412	2,243,627
Hyundai Auto Receivables Trust, Series 2016-B, Class A3, 1.29%, 04/15/21	3,000,000	2,999,559
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 01/15/21	3,125,000	3,130,111
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A3, 1.23%, 10/15/20	4,800,000	4,795,839

		26,802,010

Credit Card 3.2%
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, 06/15/20	7,675,000	7,701,307
Chase Issuance Trust, Series 2014-A6, Class A6, 1.26%, 07/15/19	5,000,000	5,008,782

		12,710,089

Other 1.7%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A1, 0.88%, 12/01/18	552,841	552,552

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/27 (a)	$600,000	$586,678
Centerpoint Energy Transition Bond Co III LLC, Series 2008-A, Class A2, 5.23%, 02/01/23	968,000	1,033,654
Centerpoint Energy Transition Bond Co. II LLC, Series 2005-A, Class A4, 5.17%, 08/01/19	453,192	459,630
Centerpoint Energy Transition Bond Co. III LLC, Series 2008-A, Class A1, 4.19%, 02/01/20	1,405	1,415
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	203,851	203,722
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	19,736	19,909
Entergy Gulf States Reconstruction Funding 1 LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	242,431	248,737
Ohio Phase-In-Recovery Funding LLC
Series 2013-1, Class A1, 0.96%, 07/01/18	422,139	421,994
Series 2013-1, Class A2, 2.05%, 07/01/20	2,950,000	2,986,926

		6,515,217

Road & Rail 0.2%
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2004-1 4.58%, 01/15/21	746,692	792,636

Student Loan 0.2%
SLM Student Loan Trust, Series 2011-2, Class A1, 1.13%, 11/25/27 (b)	652,227	651,477

Total Asset-Backed Securities (cost $51,474,191)		51,519,223

Collateralized Mortgage Obligations 1.3%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 03/25/33 (a)	225,031	223,743
FHLMC REMICS
Series 3755, Class AL, 1.50%, 11/15/20	84,483	84,621

125

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FHLMC REMICS (continued)
Series 3645, Class EH, 3.00%, 12/15/20	$33,867	$34,468
Series 3852, Class EA, 4.50%, 12/15/21	64,221	66,587
Series 4060, Class EA, 1.75%, 06/15/22	415,519	416,816
Series 2611, Class HD, 5.00%, 05/15/23	196,576	210,639
Series 3501, Class AC, 4.00%, 08/15/23	12,946	13,029
Series 3585, Class LA, 3.50%, 10/15/24	94,657	97,890
Series 3609, Class LE, 3.00%, 12/15/24	53,731	54,668
Series 3718, Class BC, 2.00%, 02/15/25	130,934	131,877
Series 3721, Class PE, 3.50%, 09/15/40	203,568	214,557
FNMA REMICS
Series 2003-3, Class BC, 5.00%, 02/25/18	27,180	27,732
Series 2011-69, Class AC, 2.00%, 05/25/18	31,453	31,511
Series 2010-95, Class BK, 1.50%, 02/25/20	99,797	100,360
Series 2012-99, Class TC, 1.50%, 09/25/22	528,742	527,955
Series 2012-93, Class DP, 1.50%, 09/25/27	505,419	499,852
Series 2012-100, Class WA, 1.50%, 09/25/27	514,924	504,965
Series 2010-66, Class QA, 4.50%, 08/25/39	52,587	54,667
GNMA
Series 2004-76, Class QA, 4.00%, 01/20/34	103,922	106,369
Series 2009-66, Class LG, 2.25%, 05/16/39	92,297	92,924
Series 2009-104, Class KE, 2.50%, 08/16/39	103,958	105,163
Series 2010-4, Class JC, 3.00%, 08/16/39	106,776	109,521
Series 2009-88, Class QE, 3.00%, 09/16/39	333,169	344,509
Series 2011-39, Class NE, 3.50%, 09/16/39	233,152	245,937
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 03/25/19	66,415	66,279
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 01/25/42 (b)	158,581	162,521
Series 2012-2, Class A2, 3.50%, 04/25/42 (b)	15,562	15,532

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Sequoia Mortgage Trust (contined)
Series 2013-1, Class 1A1, 1.45%, 02/25/43 (b)	$582,762	$566,233
Washington Mutual Mortgage Pass Through Certificates Trust, Series 2005-8, Class 1A8, 5.50%, 10/25/35	21,085	19,704
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 2.95%, 12/25/33 (b)	102,198	102,330

Total Collateralized Mortgage Obligations (cost $5,281,215)		5,232,959

Commercial Mortgage-Backed Securities 1.8%
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.06%, 12/15/47	29,288	29,297
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1, 0.69%, 09/10/45	104,745	104,636
Commercial Mortgage Trust
Series 2012-CR2, Class A2, 2.03%, 08/15/45	220,502	221,037
Series 2013-CR8, Class A1, 1.02%, 06/10/46	2,547,309	2,539,079
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	112,599	112,966
FNMA ACES
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	78,156	78,360
Series 2012-M8, Class A1, 1.54%, 05/25/22	44,479	44,464
Series 2012-M9, Class AB1, 1.37%, 04/25/22	258,832	258,812
GNMA, Series 2011-20, Class A, 1.88%, 04/16/32	207,222	207,174
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17, Class A1, 1.25%, 01/15/47	1,114,789	1,114,029
Series 2014-C19, Class A1, 1.27%, 04/15/47	412,780	412,637
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A1, 0.73%, 08/10/49	283,940	283,371
Series 2013-C5, Class A1, 0.78%, 03/10/46	122,833	122,473
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1, 0.69%, 10/15/45	205,297	204,976
WFRBS Commercial Mortgage Trust
Series 2012-C9, Class A1, 0.67%, 11/15/45	142,332	142,098

126

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund (Continued)

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

WFRBS Commercial Mortgage Trust (continued)
Series 2014-C20, Class A1, 1.28%, 05/15/47	$999,242	$998,147

Total Commercial Mortgage-Backed Securities (cost $6,885,631)		6,873,556

Corporate Bonds 62.2%
Aerospace & Defense 0.8%
L-3 Communications Corp.,
3.95%, 11/15/16	1,149,000	1,150,014
1.50%, 05/28/17	2,038,000	2,040,185

		3,190,199

Automobiles 1.9%
Daimler Finance North America LLC,
1.75%, 10/30/19 (a)	2,500,000	2,499,148
General Motors Co.,
3.50%, 10/02/18	4,935,000	5,066,641

		7,565,789

Banks 16.7%
Bank of America Corp.,
Series L, 5.65%, 05/01/18	6,500,000	6,875,303
Bank of America NA,
1.65%, 03/26/18	2,000,000	2,005,414
Bank of Montreal,
2.38%, 01/25/19	4,000,000	4,064,224
Bank of Nova Scotia (The),
1.30%, 07/21/17	4,250,000	4,250,684
BB&T Corp.,
2.45%, 01/15/20	3,750,000	3,824,910
Capital One Bank USA NA,
2.25%, 02/13/19	7,400,000	7,485,093
Citigroup, Inc.,
1.75%, 05/01/18	5,500,000	5,505,654
Cooperatieve Rabobank UA,
1.38%, 08/09/19	3,500,000	3,473,557
Fifth Third Bank,
1.45%, 02/28/18	5,250,000	5,248,215
KeyCorp,
2.30%, 12/13/18	3,500,000	3,545,357
PNC Bank NA,
2.25%, 07/02/19	5,000,000	5,084,540
Royal Bank of Canada,
1.50%, 07/29/19	4,750,000	4,731,912
Toronto-Dominion Bank (The),
1.45%, 08/13/19	2,000,000	1,991,110
U.S. Bank NA,
1.35%, 01/26/18	3,325,000	3,329,030
Wells Fargo & Co.,
1.50%, 01/16/18	3,750,000	3,749,513

		65,164,516

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 1.0%
Anheuser-Busch InBev Finance, Inc.,
1.90%, 02/01/19	$4,000,000	$4,031,096

Biotechnology 1.1%
AbbVie, Inc.,
1.80%, 05/14/18	4,125,000	4,137,973

Building Products 1.1%
Johnson Controls, Inc.,
1.40%, 11/02/17	4,100,000	4,104,678

Capital Markets 0.7%
Bank of New York Mellon Corp. (The),
1.35%, 03/06/18	2,500,000	2,503,250
Lehman Brothers Holdings, Inc.,
5.63%, 01/24/13 *	500,000	29,750

		2,533,000

Chemicals 3.4%
Dow Chemical Co. (The),
8.55%, 05/15/19	4,000,000	4,660,756
Ecolab, Inc.,
3.00%, 12/08/16	3,825,000	3,832,692
1.55%, 01/12/18	4,725,000	4,739,048

		13,232,496

Consumer Finance 5.1%
American Express Co.,
7.00%, 03/19/18	4,500,000	4,837,896
Caterpillar Financial Services Corp.,
1.50%, 02/23/18	3,500,000	3,511,574
Ford Motor Credit Co. LLC,
1.68%, 09/08/17	7,400,000	7,405,994
PACCAR Financial Corp.,
1.65%, 02/25/19	2,500,000	2,515,490
1.20%, 08/12/19	1,500,000	1,491,318

		19,762,272

Diversified Financial Services 2.0%
JPMorgan Chase Bank NA,
6.00%, 10/01/17	4,000,000	4,166,396
KE Export Leasing LLC,
Series 2013-A, Class A, 1.06%, 02/28/25 (b)	1,446,612	1,440,487
Shell International Finance BV,
1.38%, 09/12/19	2,000,000	1,983,296

		7,590,179

Diversified Telecommunication Services 1.9%
AT&T, Inc.,
1.40%, 12/01/17	5,000,000	5,001,205
Verizon Communications, Inc.,
1.35%, 06/09/17	2,500,000	2,502,495

		7,503,700

127

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 1.2%
MidAmerican Energy Co.,
2.40%, 03/15/19	$4,500,000	$4,601,930

Food & Staples Retailing 2.7%
CVS Health Corp.,
1.90%, 07/20/18	4,100,000	4,131,607
Kroger Co. (The),
1.50%, 09/30/19	3,650,000	3,630,472
Walgreens Boots Alliance, Inc.,
1.75%, 11/17/17	1,800,000	1,807,895
1.75%, 05/30/18	1,000,000	1,004,792

		10,574,766

Food Products 0.6%
Kraft Heinz Foods Co.,
2.00%, 07/02/18	2,325,000	2,341,747

Health Care Equipment & Supplies 1.7%
Becton Dickinson and Co.,
1.80%, 12/15/17	6,750,000	6,779,369

Health Care Providers & Services 1.3%
McKesson Corp.,
2.28%, 03/15/19	5,000,000	5,068,780

Household Durables 0.5%
Whirlpool Corp.,
1.35%, 03/01/17	2,050,000	2,051,870

Industrial Conglomerates 1.5%
Honeywell International, Inc.,
1.40%, 10/30/19	5,800,000	5,793,162

Insurance 1.0%
Berkshire Hathaway Finance Corp.,
1.70%, 03/15/19	4,000,000	4,031,776

Media 0.9%
Time Warner Cable LLC,
8.25%, 04/01/19	3,000,000	3,429,858

Metals & Mining 0.8%
BHP Billiton Finance USA Ltd.,
1.88%, 11/21/16	3,000,000	3,001,110

Multiline Retail 1.4%
Macy’s Retail Holdings, Inc.,
5.90%, 12/01/16	3,500,000	3,513,478
7.45%, 07/15/17	1,750,000	1,825,348

		5,338,826

Oil, Gas & Consumable Fuels 9.2%
BP Capital Markets plc,
2.24%, 09/26/18	2,250,000	2,282,380

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Canadian Oil Sands Ltd.,
7.75%, 05/15/19 (a)	$2,950,000	$3,283,173
Chevron Corp.,
1.56%, 05/16/19	4,250,000	4,267,990
Cimarex Energy Co.,
5.88%, 05/01/22	3,350,000	3,506,941
Concho Resources, Inc.,
6.50%, 01/15/22	1,500,000	1,552,500
El Paso Natural Gas Co. LLC,
5.95%, 04/15/17	3,700,000	3,766,978
Enbridge Energy Partners LP,
4.38%, 10/15/20	2,000,000	2,133,806
Enterprise Products Operating LLC,
1.65%, 05/07/18	2,250,000	2,249,055
2.55%, 10/15/19	2,000,000	2,040,640
Exxon Mobil Corp.,
1.71%, 03/01/19	2,000,000	2,015,142
Kinder Morgan, Inc.,
7.25%, 06/01/18	1,250,000	1,349,166
Magellan Midstream Partners LP,
6.55%, 07/15/19	2,200,000	2,463,681
Transcontinental Gas Pipe Line Co. LLC,
6.05%, 06/15/18	3,000,000	3,179,310
Williams Partners LP/ACMP Finance Corp.,
6.13%, 07/15/22	1,650,000	1,713,165

		35,803,927

Pharmaceuticals 2.0%
Actavis Funding SCS,
1.30%, 06/15/17	2,810,000	2,810,708
2.35%, 03/12/18	1,500,000	1,514,715
Mylan NV,
2.50%, 06/07/19 (a)	1,250,000	1,263,525
Pfizer, Inc.,
1.45%, 06/03/19	2,250,000	2,252,349

		7,841,297

Technology Hardware, Storage & Peripherals 0.7%
Hewlett Packard Enterprise Co.,
3.10%, 10/05/18 (a)	2,650,000	2,709,426

Trading Companies & Distributors 1.0%
Air Lease Corp.,
2.63%, 09/04/18	3,000,000	3,036,774
United Rentals North America, Inc.,
4.63%, 07/15/23	1,000,000	1,032,500

		4,069,274

Total Corporate Bonds (cost $241,487,046)		242,253,016

128

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund (Continued)

Mortgage-Backed Securities 13.1%

	Principal Amount	Market Value

FHLMC Gold Pool
Pool# E01136 5.50%, 03/01/17	$1,105	$1,110
Pool# E89121 6.00%, 04/01/17	7,854	7,896
Pool# E92833 5.50%, 12/01/17	311	315
Pool# E01311 5.50%, 02/01/18	6,833	6,975
Pool# E01488 5.00%, 10/01/18	28,115	28,908
Pool# E01497 5.50%, 11/01/18	1,240	1,281
Pool# G11712 4.50%, 07/01/20	153,670	161,681
Pool# G18065 5.00%, 07/01/20	17,646	18,505
Pool# G11723 5.50%, 07/01/20	40,464	42,654
Pool# G14780 2.50%, 07/01/23	2,621,343	2,699,585
Pool# G14899 3.00%, 11/01/23	541,320	566,645
Pool# G13746 4.50%, 01/01/25	292,649	314,078
Pool# J11719 4.00%, 02/01/25	95,436	101,138
Pool# G13888 5.00%, 06/01/25	92,081	99,119
Pool# J12604 4.00%, 07/01/25	265,538	283,435
Pool# J12635 4.00%, 07/01/25	272,693	290,991
Pool# G13908 4.00%, 10/01/25	67,445	72,078
Pool# J13543 3.50%, 11/01/25	137,693	145,426
Pool# J13795 3.50%, 12/01/25	259,051	273,601
Pool# J14965 3.50%, 04/01/26	97,962	103,501
Pool# E03083 3.50%, 03/01/27	446,864	476,017
Pool# J19197 3.00%, 05/01/27	650,760	681,206
Pool# G18437 3.00%, 06/01/27	750,216	785,315
Pool# J20463 2.50%, 09/01/27	2,245,067	2,313,169
Pool# J23436 2.50%, 04/01/28	1,527,682	1,575,933
Pool# C00748 6.00%, 04/01/29	19,664	22,808

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C01418 5.50%, 10/01/32	$119,465	$136,098
Pool# G01740 5.50%, 12/01/34	65,917	75,262
Pool# G04342 6.00%, 04/01/38	81,269	94,180
FHLMC Non Gold Pool
Pool# 972136 2.57%, 01/01/34 (b)	134,910	143,117
Pool# 848191 2.67%, 12/01/34 (b)	625,498	659,648
Pool# 1B2139 3.03%, 03/01/35 (b)	82,218	87,485
Pool# 1B2446 2.68%, 11/01/35 (b)	662,761	705,622
Pool# 848621 2.84%, 09/01/36 (b)	539,616	571,491
Pool# 848251 2.79%, 10/01/36 (b)	642,911	675,486
Pool# 848134 2.91%, 06/01/39 (b)	96,454	102,617
FNMA Pool
Pool# 254088 5.50%, 12/01/16	66	66
Pool# 254140 5.50%, 01/01/17	1,446	1,447
Pool# 254142 6.50%, 01/01/17	141	141
Pool# 545449 6.50%, 02/01/17	35	35
Pool# 254261 6.50%, 04/01/17	953	959
Pool# 254373 6.50%, 07/01/17	1,253	1,265
Pool# 254442 5.50%, 09/01/17	15,837	16,043
Pool# 545899 5.50%, 09/01/17	994	1,003
Pool# 254473 5.50%, 10/01/17	2,613	2,651
Pool# 555013 5.50%, 11/01/17	3,846	3,904
Pool# 668358 5.50%, 12/01/17	2,777	2,816
Pool# 685185 5.50%, 02/01/18	475	486
Pool# 555384 5.50%, 04/01/18	1,147	1,171
Pool# 725135 6.00%, 05/01/18	2,940	2,960
Pool# 555918 5.50%, 10/01/18	908	922

129

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# 735930 5.50%, 12/01/18	$21,625	$21,946
Pool# MA0517 4.00%, 09/01/20	271,095	280,935
Pool# AB4251 2.50%, 01/01/22	138,697	142,836
Pool# MA0979 3.00%, 02/01/22	274,213	287,082
Pool# AQ6703 2.50%, 11/01/22	1,983,004	2,042,172
Pool# 981257 5.00%, 05/01/23	226,360	240,865
Pool# MA1519 3.00%, 07/01/23	2,395,036	2,508,064
Pool# MA1577 2.50%, 09/01/23	1,952,047	2,010,290
Pool# AL5434 2.50%, 03/01/24	2,797,198	2,880,659
Pool# MA1892 3.00%, 05/01/24	5,737,715	6,006,993
Pool# 931892 4.50%, 09/01/24	893,691	961,563
Pool# AL0802 4.50%, 04/01/25	227,018	244,648
Pool# AE3066 3.50%, 09/01/25	627,163	661,127
Pool# AE5487 3.50%, 10/01/25	110,879	116,875
Pool# 255894 5.00%, 10/01/25	99,148	109,664
Pool# AH0969 3.50%, 12/01/25	355,060	374,320
Pool# AB2130 3.50%, 01/01/26	103,333	108,928
Pool# AB2518 4.00%, 03/01/26	146,996	155,771
Pool# AH9377 3.50%, 04/01/26	224,631	236,830
Pool# AI2067 3.50%, 05/01/26	1,122,201	1,182,105
Pool# AB3298 3.50%, 07/01/26	211,179	222,720
Pool# AB4998 3.00%, 04/01/27	1,102,639	1,154,387
Pool# 053839 2.05%, 08/01/27 (b)	6,973	7,317
Pool# AP4568 2.50%, 09/01/27	556,931	573,990
Pool# MA1174 3.00%, 09/01/27	164,342	172,055
Pool# AB6782 2.50%, 11/01/27	6,330,114	6,519,798

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AL3305 2.50%, 03/01/28	$1,984,015	$2,045,732
Pool# 190307 8.00%, 06/01/30	1,518	1,924
Pool# 253516 8.00%, 11/01/30	1,077	1,327
Pool# MA1138 3.50%, 08/01/32	2,361,475	2,505,702
Pool# 737253 2.95%, 09/01/33 (b)	40,854	42,930
Pool# 725726 2.81%, 06/01/34 (b)	477,032	504,715
Pool# 725773 5.50%, 09/01/34	143,905	163,860
Pool# 815323 2.47%, 01/01/35 (b)	194,217	202,567
Pool# 811773 5.50%, 01/01/35	127,856	145,782
Pool# AL1009 2.64%, 09/01/35 (b)	629,676	661,439
Pool# 829431 2.57%, 01/01/36 (b)	442,612	467,798
GNMA I Pool Pool# 723371, 4.50%, 11/15/24	235,124	253,160
GNMA II Pool
Pool# 005080, 4.00%, 06/20/26	204,421	216,382

Total Mortgage-Backed Securities (cost $50,284,214)		50,797,503

U.S. Treasury Obligations 6.2%
U.S. Treasury Notes
1.13%, 06/15/18	14,000,000	14,068,362
1.25%, 12/15/18	10,000,000	10,070,310

Total U.S. Treasury Obligations (cost $24,118,731)		24,138,672

Total Investments (cost $379,531,028) (c) — 97.8%		380,814,929

Other assets in excess of liabilities — 2.2%		8,431,750

NET ASSETS — 100.0%		$389,246,679

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $18,077,700 which represents 4.64% of net assets.

130

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund (Continued)

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax cost and unrealized appreciation/ (depreciation) of securities.

ACES	Alternative Credit Enhancement Structure

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

plc	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

131

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark Short Term Bond Fund
Assets:
Investments, at value (cost $379,531,028)	$380,814,929
Cash	3,471,203
Interest receivable	2,257,180
Receivable for investments sold	1,775,680
Receivable for capital shares issued	2,521,729
Prepaid expenses	33,645

Total Assets	390,874,366

Liabilities:
Distributions payable	66,418
Payable for capital shares redeemed	1,310,051
Accrued expenses and other payables:
Investment advisory fees	116,849
Fund administration fees	14,028
Distribution fees	25,514
Administrative servicing fees	21,865
Accounting and transfer agent fees	7,305
Trustee fees	1,364
Custodian fees	2,123
Compliance program costs (Note 3)	158
Professional fees	41,144
Printing fees	13,756
Other	7,112

Total Liabilities	1,627,687

Net Assets	$389,246,679

Represented by:
Capital	$394,376,397
Accumulated distributions in excess of net investment income	(60,115)
Accumulated net realized losses from investments	(6,353,504)
Net unrealized appreciation/(depreciation) from investments	1,283,901

Net Assets	$389,246,679

Net Assets:
Class A Shares	$71,125,657
Class C Shares	16,553,778
Institutional Service Class Shares	63,399,925
Institutional Class Shares	238,167,319

Total	$389,246,679

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,118,601
Class C Shares	1,636,787
Institutional Service Class Shares	6,335,885
Institutional Class Shares	23,796,613

Total	38,887,886

132

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide HighMark Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.99
Class C Shares (b)	$10.11
Institutional Service Class Shares	$10.01
Institutional Class Shares	$10.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.22

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

133

Statement of Operations

For the Year Ended October 31, 2016

Nationwide HighMark Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$6,106,895

Total Income	6,106,895

EXPENSES:
Investment advisory fees	1,301,666
Fund administration fees	162,412
Distribution fees Class A	183,926
Distribution fees Class C	129,346
Administrative servicing fees Class A	56,503
Administrative servicing fees Class C	13,500
Administrative servicing fees Institutional Service Class	42,503
Registration and filing fees	54,920
Professional fees	54,982
Printing fees	22,956
Trustee fees	11,486
Custodian fees	13,666
Accounting and transfer agent fees	39,479
Compliance program costs (Note 3)	1,609
Other	19,757

Total expenses before and expenses reimbursed	2,108,711

Expenses reimbursed by adviser (Note 3)	(19,207)

Net Expenses	2,089,504

NET INVESTMENT INCOME	4,017,391

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	18,484
Net change in unrealized appreciation/(depreciation) from investments	2,228,596

Net realized/unrealized gains from investments	2,247,080

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,264,471

The accompanying notes are an integral part of these financial statements.

134

Statements of Changes in Net Assets

	Nationwide HighMark Short Term Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$4,017,391	$3,935,289
Net realized gains/(losses) from investments	18,484	(67,119)
Net change in unrealized appreciation/(depreciation) from investments	2,228,596	(825,590)

Change in net assets resulting from operations	6,264,471	3,042,580

Distributions to Shareholders From:
Net investment income:
Class A	(792,946)	(880,499)
Class C	(100,581)	(107,850)
Institutional Service Class	(841,659)	(1,266,412)
Institutional Class	(3,048,607)	(2,729,797)

Change in net assets from shareholder distributions	(4,783,793)	(4,984,558)

Change in net assets from capital transactions	14,626,212	(107,296,461)

Change in net assets	16,106,890	(109,238,439)

Net Assets:
Beginning of year	373,139,789	482,378,228

End of year	$389,246,679	$373,139,789

Accumulated distributions in excess of net investment income at end of year	$(60,115)	$(61,784)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,050,264	$15,788,286
Dividends reinvested	599,716	690,502
Cost of shares redeemed	(33,056,496)	(34,565,837)

Total Class A Shares	(10,406,516)	(18,087,049)

Class C Shares
Proceeds from shares issued	4,172,217	3,086,022
Dividends reinvested	92,686	100,409
Cost of shares redeemed	(5,746,116)	(8,141,897)

Total Class C Shares	(1,481,213)	(4,955,466)

Institutional Service Class Shares
Proceeds from shares issued	58,783,136	56,772,820
Dividends reinvested	536,056	621,085
Cost of shares redeemed	(87,616,671)	(60,854,308)

Total Institutional Service Class Shares	(28,297,479)	(3,460,403)

Institutional Class Shares
Proceeds from shares issued	77,447,820	13,923,662
Dividends reinvested	2,722,258	2,729,130
Cost of shares redeemed	(25,358,658)	(97,446,335)

Total Institutional Class Shares	54,811,420	(80,793,543)

Change in net assets from capital transactions	$14,626,212	$(107,296,461)

135

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Short Term Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	2,217,687	1,582,356
Reinvested	60,198	69,194
Redeemed	(3,328,848)	(3,463,577)

Total Class A Shares	(1,050,963)	(1,812,027)

Class C Shares
Issued	414,950	305,412
Reinvested	9,194	9,939
Redeemed	(571,068)	(805,584)

Total Class C Shares	(146,924)	(490,233)

Institutional Service Class Shares
Issued	5,904,015	5,684,016
Reinvested	53,705	62,157
Redeemed	(8,817,390)	(6,092,597)

Total Institutional Service Class Shares	(2,859,670)	(346,424)

Institutional Class Shares
Issued	7,789,627	1,393,368
Reinvested	272,647	272,956
Redeemed	(2,548,990)	(9,738,878)

Total Institutional Class Shares	5,513,284	(8,072,554)

Total change in shares	1,455,727	(10,721,238)

The accompanying notes are an integral part of these financial statements.

136

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$9.95	0.09	0.06	0.15	(0.11)	(0.11)	$9.99	1.49%		$71,125,657	0.77%	0.87%	0.78%	48.30%
Year Ended October 31, 2015	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%		$81,296,544	0.76%	0.74%	0.78%	34.54%
Period Ended October 31, 2014 (h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%		$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%
Year Ended July 31, 2013	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%		$44,364,179	0.85%	0.89%	1.19%	62.00%
Year Ended July 31, 2012	$10.09	0.17	0.05	0.22	(0.20)	(0.20)	$10.11	2.18%		$31,888,147	0.88%	1.71%	1.22%	45.00%

Class C Shares
Year Ended October 31, 2016	$10.07	0.04	0.06	0.10	(0.06)	(0.06)	$10.11	0.98%		$16,553,778	1.25%	0.38%	1.28%	48.30%
Year Ended October 31, 2015	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%		$17,967,265	1.20%	0.28%	1.28%	34.54%
Period Ended October 31, 2014 (h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01%	)	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%
Year Ended July 31, 2013	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24%	)	$26,690,172	1.30%	0.44%	1.44%	62.00%
Year Ended July 31, 2012	$10.21	0.13	0.05	0.18	(0.15)	(0.15)	$10.24	1.79%		$24,569,388	1.33%	1.26%	1.47%	45.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$9.96	0.11	0.07	0.18	(0.13)	(0.13)	$10.01	1.85%		$63,399,925	0.52%	1.12%	0.52%	48.30%
Year Ended October 31, 2015	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%		$91,631,542	0.49%	1.00%	0.49%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%		$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%
Year Ended July 31, 2013	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%		$93,527,779	0.59%	1.16%	0.94%	62.00%
Year Ended July 31, 2012	$10.10	0.20	0.05	0.25	(0.22)	(0.22)	$10.13	2.55%		$102,448,607	0.61%	1.98%	0.97%	45.00%

Institutional Class Shares
Year Ended October 31, 2016	$9.97	0.12	0.06	0.18	(0.14)	(0.14)	$10.01	1.82%		$238,167,319	0.45%	1.20%	0.45%	48.30%
Year Ended October 31, 2015	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%		$182,244,438	0.45%	1.04%	0.45%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%		$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

137

Fund Commentary	Nationwide High Yield Bond Fund

For the annual period ended October 31, 2016, the Nationwide High Yield Bond Fund (Class A at NAV) returned 4.51% versus 10.12% for its benchmark, the BofA Merrill Lynch (BofAML) US Cash Pay High Yield Constrained Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 660 funds as of October 31, 2016) was 7.10% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

During the period, credit markets continued to be impacted by ever present central bank intervention, rollercoaster movements in the oil price and growth concerns, particularly concerning China.

The year 2015 ended with the Federal Reserve finally increasing the target range for the federal funds rate, albeit by just a well-flagged 25 basis points. Some of investors’ concerns at the end of 2015 carried over into the first couple of months of 2016 with the market focusing on slowing growth in China and vulnerabilities in emerging market economies. These worries drove the price of oil sharply lower, impacting returns of commodity-sensitive markets. However, towards the middle of the first quarter we saw a significant reversal, with oil prices rallying strongly which continued into the second quarter. In June, the surprise “leave” result of the UK’s referendum on the membership of the EU increased political and economic uncertainty and saw credit markets widening. However, this was more subdued than investors had expected. Towards the end of the period growth concerns over China faded and expectations of prolonged developed market central bank policy support lifted returns.

The US High Yield market, as measured by the BofA Merrill Lynch US Cash Pay High Yield Constrained Index (the “Index”), returned 10.12% for the period. US 5-year Treasury yields ended at 1.31%, down from 1.52%, but having been as low as 1.00% at the end of June. The option-adjusted spread for the Index ended the period at 478 basis points, having been as high as 879 basis points in February 2016. Yields ended the period at 6.18%, down by 114 basis points.

Examining the broad high yield market, from a rating perspective, CCC rated bonds outperformed B and BB rated bonds on a relative basis. Industry performance saw all industries posting positive returns with the largest contributors being Basic Industry, Technology and Energy. On a relative basis Healthcare, Banks and Transport were the worst performers. On a relative basis, long-dated bonds outperformed short and medium-term bonds.

Performance attribution — gross of fees

During the reporting period, the Fund underperformed the Index. Positive contributors to performance included our issue selection to Healthcare, Cable TV and Autos. Our underweight to Banks was also a contributor to performance. The main detractor to performance was issue selection within the Energy sector. Other detractors to performance included issue selection within Services and Chemicals and our underweight to Energy and Metals & Mining.

Positioning

From an industry perspective, key industry overweight positions included Building Materials, Cable TV, and Autos, primarily driven by issuer-specific considerations. Underweight industries included Retail, Banks, and Energy.

From a ratings perspective, the Fund is underweight BB and CCC and below-rated bonds and overweight B-rated bonds. The Fund also has an overweight to selected investment-grade issuers, on an ex-benchmark basis, where we see attractive opportunities.

Portfolio Activity

During the period, the Fund moved from overweight to underweight Banks and Technology, closed the underweight to Healthcare and moved from underweight to overweight Homebuilders/Real Estate. We also decreased the extent of the Fund’s underweight to Energy and Metals & Mining. In terms of ratings, the Fund moved from underweight to overweight B-rated bonds and increased its

138

Fund Commentary (cont’t.)	Nationwide High Yield Bond Fund

underweight to BB and CCC and below-rated bonds. We also reduced the extent of the Fund’s off-benchmark allocation to investment-grade bonds.

Derivatives

During the period, we used FX forwards to hedge non-USD denominated bonds back to US Dollar.

Outlook

Increasingly accommodative monetary policy, absent inflation concerns, and low or negative government yields have pushed investors into spread assets that offer a more attractive yield. We believe the credit cycle has turned, as in the last year and a half we have witnessed an uptick in defaults and increasing corporate leverage. However, the technical backdrop remains favorable in our view and outweighs the declining fundamentals. This reinforces the importance of bottom-up issuer selection in such an environment. We expect continued sudden bouts of volatility in the market as spreads now appear to be more affected by central bank policy statements, geopolitical events and trading costs rather than trends in underlying credit fundamentals. We have therefore reduced the Fund’s defensive stance and have moved to being closer to Index.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger; and Matthew Iannucci

The Fund is subject to the risks of investing in fixed-income (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

139

Fund Overview	Nationwide High Yield Bond Fund

Asset Allocation†

Corporate Bonds	95.5%
Commercial Mortgage-Backed Security	0.4%
Forward Foreign Currency Contracts††	0.0%
Common Stock††	0.0%
Preferred Stock††	0.0%
Warrant††	0.0%
Other assets in excess of liabilities	4.1%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	10.2%
Diversified Telecommunication Services	7.8%
Health Care Providers & Services	6.6%
Media	6.0%
Metals & Mining	4.8%
Hotels, Restaurants & Leisure	4.4%
Communications Equipment	3.5%
Containers & Packaging	3.3%
Chemicals	3.2%
Consumer Finance	3.0%
Other Industries	47.2%
100.0%

Top Holdings†††

SFR Group SA, 7.38%, 05/01/26	1.6%
Springleaf Finance Corp., 8.25%, 12/15/20	0.9%
CSC Holdings LLC, 6.63%, 10/15/25	0.9%
ARD Finance SA, 6.63%, 09/15/23	0.9%
Ashtead Capital, Inc., 5.63%, 10/01/24	0.9%
First Data Corp., 7.00%, 12/01/23	0.8%
Altice Luxembourg SA, 7.75%, 05/15/22	0.8%
Cemex SAB de CV, 5.63%, 10/15/18	0.8%
SPCM SA, 6.00%, 01/15/22	0.8%
Altice Financing SA, 6.63%, 02/15/23	0.8%
Other Holdings	90.8%
100.0%

Top Countries†††

United States	83.0%
Luxembourg	4.2%
France	2.4%
United Kingdom	2.2%
Germany	2.2%
Canada	2.2%
Mexico	0.8%
Italy	0.8%
New Zealand	0.5%
Bermuda	0.4%
Other Countries	1.3%
100.0%

Objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class A at NAV) returned 4.51%, underperforming its benchmark by 5.61% and the Lipper peer category median by 2.59%

•	Positive contributors to Fund performance included issue selection to the Healthcare, Cable TV, and Autos sectors

•	Detractors to performance were issue selection within the Energy, Services, and Chemicals sectors and our underweight to the Energy and Metals & Mining sectors

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

140

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	4.51%	5.32%	5.46%
	w/SC3	0.05%	4.36%	4.97%
Class C1	w/o SC2	3.97%	4.79%	4.94%
	w/SC4	3.23%	N/A	N/A
Institutional Service Class[5]		4.90%	N/A	3.96%	[6]
Institutional Class[1,5,7]		5.05%	5.62%	5.75%
BofAML US Cash Pay High Yield Constrained Index		10.12%	7.03%	7.47%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio^	Expense Ratio^
Class A	1.78%	1.12%
Class C	2.29%	1.63%
Institutional Service Class	1.61%	0.95%
Institutional Class	1.41%	0.75%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

141

Fund Performance (con’t.)	Nationwide High Yield Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide High Yield Bond Fund versus the BofAML US Cash Pay High Yield (HY) Constrained Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 11/19/12 is based on Class A shares of the Fund’s predecessor fund, the UBS High Yield Fund. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

142

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide High Yield Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,062.10	5.91	1.14
	Hypothetical(a)(b)		1,000.00	1,019.41	5.79	1.14
Class C Shares	Actual	(a)	1,000.00	1,059.30	8.33	1.61
	Hypothetical	(a)(b)	1,000.00	1,017.04	8.16	1.61
Institutional Service Class Shares	Actual	(a)	1,000.00	1,064.80	4.62	0.89
	Hypothetical(a)(b)		1,000.00	1,020.66	4.52	0.89
Institutional Class Shares	Actual	(a)	1,000.00	1,063.70	3.89	0.75
	Hypothetical(a)(b)		1,000.00	1,021.37	3.81	0.75

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

143

Statement of Investments

October 31, 2016

Nationwide High Yield Bond Fund

Commercial Mortgage-Backed Security 0.4%

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 5.96%, 02/15/51 (a)	$100,000	$101,803

Total Commercial Mortgage-Backed Security (cost $79,408)		101,803

Corporate Bonds 95.5%
Aerospace & Defense 1.2%
Bombardier, Inc., 7.75%, 03/15/20 (b)	75,000	76,125
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (b)	100,000	105,188
TransDigm, Inc., 6.00%, 07/15/22	125,000	130,312

		311,625

Auto Components 2.4%
Allison Transmission, Inc., 5.00%, 10/01/24 (b)	65,000	66,300
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	60,000	63,300
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23	50,000	51,625
IHO Verwaltungs GmbH, 4.50%, 09/15/23 (b)(c)	200,000	202,500
Tenneco, Inc., 5.38%, 12/15/24	75,000	78,281
ZF North America Capital, Inc., 4.75%, 04/29/25 (b)	150,000	158,250

		620,256

Banks 1.0%
CIT Group, Inc., 5.00%, 08/15/22	125,000	133,281
Royal Bank of Scotland Group plc, 6.00%, 12/19/23	125,000	129,030

		262,311

Building Products 1.3%
Builders FirstSource, Inc., 5.63%, 09/01/24 (b)	66,000	66,660
Masco Corp., 4.45%, 04/01/25	50,000	52,187
Summit Materials LLC, 6.13%, 07/15/23	140,000	143,500
USG Corp., 5.50%, 03/01/25 (b)	75,000	79,875

		342,222

Capital Markets 1.5%
KCG Holdings, Inc., 6.88%, 03/15/20 (b)	200,000	195,500

Corporate Bonds (continued)

	Principal Amount		Market Value

Capital Markets (continued)
MSCI, Inc. 5.75%, 08/15/25 (b)		$75,000	$79,736
4.75%, 08/01/26 (b)		104,000	104,780

			380,016

Chemicals 3.0%
Basell Finance Co. BV, 8.10%, 03/15/27 (b)		40,000	53,341
Blue Cube Spinco, Inc., 9.75%, 10/15/23		50,000	58,750
GCP Applied Technologies, Inc., 9.50%, 02/01/23 (b)		61,000	69,083
INEOS Group Holdings SA, 5.38%, 08/01/24 (b)	EUR	100,000	109,260
NOVA Chemicals Corp., 5.25%, 08/01/23 (b)		$100,000	101,875
SPCM SA, 6.00%, 01/15/22 (b)		200,000	206,964
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		175,000	186,375

			785,648

Commercial Services & Supplies 2.5%
ADT Corp. (The), 6.25%, 10/15/21		50,000	54,687
APX Group, Inc., 8.75%, 12/01/20		75,000	72,562
Aramark Services, Inc., 5.13%, 01/15/24 (b)		75,000	78,563
Clean Harbors, Inc. 5.25%, 08/01/20		75,000	76,500
5.13%, 06/01/21		25,000	25,594
Premier Graphics, Inc., 11.50%, 12/01/05 (d)(e)(f)		4,250,000	0
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23 (b)		75,000	79,688
RR Donnelley & Sons Co. 7.88%, 03/15/21		75,000	80,625
6.00%, 04/01/24		100,000	95,500
TMS International Corp., 7.63%, 10/15/21 (b)(e)		100,000	82,500

			646,219

Communications Equipment 3.3%
Altice Financing SA, 6.63%, 02/15/23 (b)		200,000	206,000
Altice Luxembourg SA, 7.75%, 05/15/22 (b)		200,000	208,875
Nokia OYJ, 6.63%, 05/15/39		50,000	54,000
Unitymedia Hessen GmbH & Co. KG, 5.00%, 01/15/25 (b)		200,000	202,750

144

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Communications Equipment (continued)
WideOpenWest Finance LLC, 10.25%, 07/15/19		$186,000	$195,300

			866,925

Computers & Peripherals 0.8%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.88%, 06/15/21 (b)		25,000	26,349
7.13%, 06/15/24 (b)		175,000	191,705

			218,054

Construction & Engineering 0.6%
AECOM, 5.88%, 10/15/24		150,000	158,437

Construction Materials 1.2%
Cemex SAB de CV, 5.63%, 10/15/18 (a)(b)		200,000	208,000
Eagle Materials, Inc., 4.50%, 08/01/26		100,000	100,797

			308,797

Consumer Finance 2.8%
Ally Financial, Inc. 4.13%, 03/30/20		75,000	76,219
4.13%, 02/13/22		50,000	50,015
8.00%, 11/01/31		50,000	59,750
Credit Acceptance Corp., 7.38%, 03/15/23		75,000	77,438
Navient Corp. 5.50%, 01/15/19		75,000	76,500
8.00%, 03/25/20		165,000	179,025
Springleaf Finance Corp., 8.25%, 12/15/20		200,000	217,000

			735,947

Containers & Packaging 3.1%
ARD Finance SA, 6.63%, 09/15/23 (b)(c)	EUR	200,000	214,123
Berry Plastics Corp., 5.50%, 05/15/22		$100,000	104,000
Crown Americas LLC 4.50%, 01/15/23		75,000	76,875
4.25%, 09/30/26 (b)		83,000	81,444
Graphic Packaging International, Inc. 4.75%, 04/15/21		100,000	106,250
4.88%, 11/15/22		25,000	26,187
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/22 (b)		75,000	78,469
Reynolds Group Issuer, Inc., 5.13%, 07/15/23 (b)		125,000	128,320

			815,668

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Consumer Services 0.4%
Service Corp. International, 5.38%, 05/15/24	$100,000	$105,000

Diversified Financial Services 0.8%
FBM Finance, Inc., 8.25%, 08/15/21 (b)	95,000	99,275
SquareTwo Financial, 11.00%, 05/24/19 (d)(e)	233,359	97,077

		196,352

Diversified Telecommunication Services 7.5%
CCO Holdings LLC 5.88%, 04/01/24 (b)	25,000	26,437
5.50%, 05/01/26 (b)	175,000	179,267
CenturyLink, Inc., Series S, 6.45%, 06/15/21	130,000	138,775
CenturyLink, Inc., Series P, 7.60%, 09/15/39	75,000	66,750
Embarq Corp., 8.00%, 06/01/36	50,000	50,750
Frontier Communications Corp. 8.88%, 09/15/20	25,000	26,563
9.25%, 07/01/21	100,000	105,500
10.50%, 09/15/22	100,000	104,000
6.88%, 01/15/25	25,000	20,937
11.00%, 09/15/25	150,000	153,585
Intelsat Jackson Holdings SA 5.50%, 08/01/23	100,000	66,250
8.00%, 02/15/24 (b)	58,000	58,290
Level 3 Financing, Inc., 6.13%, 01/15/21	75,000	77,437
SFR Group SA, 7.38%, 05/01/26 (b)	400,000	404,000
Sprint Capital Corp., 8.75%, 03/15/32	75,000	76,125
Wind Acquisition Finance SA, 7.38%, 04/23/21 (b)	200,000	205,500
Windstream Services LLC, 7.75%, 10/01/21	200,000	198,250

		1,958,416

Electric Utilities 0.3%
FirstEnergy Corp., Series C, 7.38%, 11/15/31	50,000	65,011

Electrical Equipment 0.3%
Novelis Corp. 6.25%, 08/15/24 (b)	17,000	17,680
5.88%, 09/30/26 (b)	51,000	51,638

		69,318

Electronic Equipment, Instruments & Components 1.2%
Anixter, Inc., 5.13%, 10/01/21	150,000	156,600

145

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electronic Equipment, Instruments & Components (continued)
Belden, Inc., 5.25%, 07/15/24 (b)	$75,000	$75,563
CDW LLC, 5.50%, 12/01/24	75,000	78,773

		310,936

Energy Equipment & Services 2.5%
Ensco plc, 5.20%, 03/15/25	25,000	20,336
Freeport-McMoran Oil & Gas LLC, 6.88%, 02/15/23	25,000	25,937
Noble Holding International Ltd. 4.90%, 08/01/20	25,000	22,172
6.20%, 08/01/40	25,000	14,687
Parsley Energy LLC, 6.25%, 06/01/24 (b)	50,000	52,500
Pride International, Inc., 6.88%, 08/15/20	40,000	40,700
Rowan Cos., Inc., 4.75%, 01/15/24	50,000	42,000
SESI LLC, 7.13%, 12/15/21	140,000	136,500
Sunoco LP
5.50%, 08/01/20	50,000	50,750
6.25%, 04/15/21	50,000	51,250
6.38%, 04/01/23	50,000	51,125
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (b)	50,000	52,188
Transocean, Inc.
8.12%, 12/15/21	25,000	24,130
9.00%, 07/15/23 (b)	20,000	19,538
Weatherford International Ltd.
7.75%, 06/15/21	25,000	25,250
7.00%, 03/15/38	25,000	20,625

		649,688

Equity Real Estate Investment Trusts (REITs) 2.2%
Communications Sales & Leasing, Inc., 8.25%, 10/15/23	100,000	105,500
Equinix, Inc., 5.38%, 04/01/23	160,000	167,000
Iron Mountain, Inc., 6.00%, 10/01/20 (b)	75,000	79,406
MGM Growth Properties Operating Partnership LP, 4.50%, 09/01/26 (b)	50,000	49,125
VEREIT Operating Partnership LP
4.60%, 02/06/24	50,000	51,750
4.88%, 06/01/26	125,000	131,384

		584,165

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing 1.3%
Agrokor dd, 8.88%, 02/01/20 (b)	$100,000	$103,500
Albertsons Cos, LLC/Safeway, Inc., 6.63%, 06/15/24 (b)	85,000	88,187
New Albertsons, Inc., 7.45%, 08/01/29	25,000	24,063
Rite Aid Corp., 6.12%, 04/01/23 (b)	125,000	131,875

		347,625

Food Products 0.7%
Dean Foods Co., 6.50%, 03/15/23 (b)	100,000	106,500
Post Holdings, Inc., 5.00%, 08/15/26 (b)	67,000	64,990

		171,490

Gas Utilities 1.7%
Antero Midstream Partners LP, 5.38%, 09/15/24 (b)	30,000	30,225
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (b)	75,000	73,312
PBF Logistics LP, 6.88%, 05/15/23	25,000	24,250
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	100,000	105,250
5.63%, 04/15/23	125,000	132,813
Summit Midstream Holdings LLC, 5.50%, 08/15/22	75,000	72,750

		438,600

Health Care Equipment & Supplies 0.7%
Hill-Rom Holdings, Inc., 5.75%, 09/01/23 (b)	75,000	78,750
Hologic, Inc., 5.25%, 07/15/22 (b)	100,000	105,760

		184,510

Health Care Providers & Services 6.4%
Amsurg Corp., 5.63%, 07/15/22	150,000	153,000
Centene Corp.
6.13%, 02/15/24	50,000	53,250
4.75%, 01/15/25	85,000	84,628
CHS/Community Health Systems, Inc., 7.13%, 07/15/20	75,000	60,562
DaVita, Inc.
5.13%, 07/15/24	125,000	122,266
5.00%, 05/01/25	75,000	72,375
Envision Healthcare Corp., 5.13%, 07/01/22 (b)	100,000	100,000

146

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
HCA, Inc.
7.50%, 02/15/22	$175,000	$199,150
5.88%, 03/15/22	100,000	110,000
5.00%, 03/15/24	50,000	52,075
5.38%, 02/01/25	50,000	51,035
5.25%, 06/15/26	125,000	130,625
inVentiv Health, Inc., 10.00%, 08/15/18 (b)(c)	65,000	66,658
Mallinckrodt International Finance SA, 5.75%, 08/01/22 (b)	50,000	47,375
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (b)	85,000	90,941
Team Health, Inc., 7.25%, 12/15/23 (b)	75,000	84,844
Tenet Healthcare Corp.
6.00%, 10/01/20	75,000	79,004
8.13%, 04/01/22	50,000	48,875
Universal Health Services, Inc., 5.00%, 06/01/26 (b)	50,000	51,875

		1,658,538

Hotels, Restaurants & Leisure 4.2%
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	75,000	79,687
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 03/15/19 (b)	125,000	132,188
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24 (b)	65,000	65,162
Landry’s, Inc., 6.75%, 10/15/24 (b)	75,000	76,500
MGM Resorts International, 6.00%, 03/15/23	100,000	108,250
NCL Corp. Ltd., 4.63%, 11/15/20 (b)	75,000	75,937
Pinnacle Entertainment, Inc., 5.63%, 05/01/24 (b)	90,000	90,675
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.13%, 08/15/21 (b)	75,000	77,438
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	100,000	109,375
7.50%, 10/15/27	75,000	91,500
Scientific Games International, Inc., 10.00%, 12/01/22	150,000	138,750
Speedway Motorsports, Inc., 5.13%, 02/01/23	50,000	50,364

		1,095,826

Household Durables 1.7%
Beazer Homes USA, Inc., 8.75%, 03/15/22 (b)	60,000	63,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Durables (continued)
CalAtlantic Group, Inc., 5.25%, 06/01/26	$75,000	$74,250
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	40,000	36,000
M/I Homes, Inc., 6.75%, 01/15/21	75,000	78,937
PulteGroup, Inc., 5.50%, 03/01/26	180,000	187,200

		440,137

Household Products 0.8%
Century Intermediate Holding Co. 2, 9.75%, 02/15/19 (b)(c)	125,000	126,719
Spectrum Brands, Inc., 6.63%, 11/15/22	75,000	80,391

		207,110

Independent Power and Renewable Electricity Producers 1.9%
Calpine Corp.
6.00%, 01/15/22 (b)	125,000	130,664
5.38%, 01/15/23	75,000	74,250
Dynegy, Inc., 6.75%, 11/01/19	125,000	126,511
NRG Energy, Inc., 6.25%, 07/15/22	175,000	175,438

		506,863

Insurance 0.8%
Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, 07/15/19 (b)(c)	50,000	48,750
HUB International Ltd., 7.88%, 10/01/21 (b)	75,000	76,665
USI, Inc., 7.75%, 01/15/21 (b)	75,000	75,750

		201,165

Internet & Direct Marketing Retail 0.8%
Netflix, Inc.
5.50%, 02/15/22	100,000	108,250
5.88%, 02/15/25	50,000	55,437
4.38%, 11/15/26 (b)	50,000	49,188

		212,875

IT Services 0.8%
First Data Corp., 7.00%, 12/01/23 (b)	200,000	209,500

Machinery 1.1%
Case New Holland Industrial, Inc., 7.88%, 12/01/17	35,000	37,056

147

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery (continued)
CNH Industrial Capital LLC, 3.88%, 10/15/21	$35,000	$34,737
Meritor, Inc., 6.25%, 02/15/24	175,000	172,594
SPX FLOW, Inc., 5.63%, 08/15/24 (b)	50,000	50,688

		295,075

Marine 0.4%
Teekay Offshore Partners LP, 6.00%, 07/30/19	125,000	106,094

Media 5.8%
Cablevision Systems Corp., 5.88%, 09/15/22	75,000	69,187
CBS Radio, Inc., 7.25%, 11/01/24 (b)	70,000	72,712
Cinemark USA, Inc., 4.88%, 06/01/23	100,000	100,125
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/20	100,000	96,750
CSC Holdings LLC, 6.63%, 10/15/25 (b)	200,000	216,750
DISH DBS Corp.
7.88%, 09/01/19	150,000	167,250
5.88%, 11/15/24	50,000	50,344
7.75%, 07/01/26	100,000	109,813
iHeartCommunications, Inc., 9.00%, 12/15/19	100,000	75,875
Lamar Media Corp., 5.38%, 01/15/24	125,000	131,563
McClatchy Co. (The), 9.00%, 12/15/22	100,000	104,262
Sirius XM Radio, Inc.
5.38%, 04/15/25 (b)	125,000	127,488
5.38%, 07/15/26 (b)	75,000	76,172
TEGNA, Inc., 6.38%, 10/15/23	100,000	105,750

		1,504,041

Metals & Mining 4.6%
Alcoa Nederland Holding BV
6.75%, 09/30/24 (b)	20,000	20,700
7.00%, 09/30/26 (b)	20,000	20,596
Alcoa, Inc., 5.13%, 10/01/24	25,000	26,063
Anglo American Capital plc
9.38%, 04/08/19 (b)	50,000	57,250
4.45%, 09/27/20 (b)	100,000	102,000
ArcelorMittal
10.85%, 06/01/19	50,000	59,875
7.25%, 02/25/22	25,000	28,375
8.00%, 10/15/39	50,000	53,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
First Quantum Minerals Ltd., 6.75%, 02/15/20 (b)	$75,000	$71,812
FMG Resources August 2006 Pty. Ltd.
9.75%, 03/01/22 (b)	35,000	40,600
6.88%, 04/01/22 (b)	30,000	30,906
Freeport-McMoRan, Inc.
4.55%, 11/14/24	40,000	36,700
5.45%, 03/15/43	35,000	29,050
Hecla Mining Co., 6.88%, 05/01/21	200,000	204,000
Steel Dynamics, Inc.
5.13%, 10/01/21	50,000	52,125
5.25%, 04/15/23	125,000	129,375
Teck Resources Ltd.
8.00%, 06/01/21 (b)	50,000	54,625
8.50%, 06/01/24 (b)	35,000	40,513
6.25%, 07/15/41	140,000	138,600

		1,196,915

Multiline Retail 0.2%
Dollar Tree, Inc., 5.75%, 03/01/23	25,000	26,625
JC Penney Corp., Inc., 5.88%, 07/01/23 (b)	25,000	25,755

		52,380

Multi-Utilities 0.3%
NRG Yield Operating LLC, 5.38%, 08/15/24	75,000	76,500

Oil, Gas & Consumable Fuels 9.8%
Antero Resources Corp., 5.38%, 11/01/21	125,000	126,875
California Resources Corp., 8.00%, 12/15/22 (b)	20,000	13,500
Calumet Specialty Products Partners LP
6.50%, 04/15/21	175,000	139,125
7.63%, 01/15/22	75,000	59,250
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23	80,000	82,200
Cenovus Energy, Inc.
5.70%, 10/15/19	15,000	16,209
6.75%, 11/15/39	25,000	27,907
4.45%, 09/15/42	30,000	26,297
Chesapeake Energy Corp.
6.63%, 08/15/20	75,000	70,875
8.00%, 12/15/22 (b)	90,000	91,294
Concho Resources, Inc., 5.50%, 04/01/23	25,000	25,575
Continental Resources, Inc.
5.00%, 09/15/22	100,000	98,000
4.50%, 04/15/23	50,000	47,625

148

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream LLC
9.75%, 03/15/19 (b)	$40,000	$45,000
5.35%, 03/15/20 (b)	25,000	25,750
6.75%, 09/15/37 (b)	25,000	26,125
Denbury Resources, Inc.
9.00%, 05/15/21 (b)	15,000	15,450
5.50%, 05/01/22	15,000	11,850
Diamondback Energy, Inc., 4.75%, 11/01/24 (b)	30,000	30,000
Energy Transfer Equity LP, 5.88%, 01/15/24	100,000	101,637
Genesis Energy LP, 5.63%, 06/15/24	150,000	148,500
Gulfport Energy Corp., 6.00%, 10/15/24 (b)	85,000	86,594
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00%, 08/01/24 (b)	33,000	34,320
Murphy Oil Corp., 4.70%, 12/01/22	45,000	42,693
Navios Maritime Acquisition Corp., 8.13%, 11/15/21 (b)	125,000	94,375
Newfield Exploration Co.
5.75%, 01/30/22	50,000	52,125
5.63%, 07/01/24	100,000	104,000
NuStar Logistics LP, 4.75%, 02/01/22	25,000	25,000
ONEOK, Inc., 7.50%, 09/01/23	25,000	28,625
PDC Energy, Inc., 6.13%, 09/15/24 (b)	45,000	46,800
QEP Resources, Inc., 5.25%, 05/01/23	50,000	49,125
Range Resources Corp., 5.75%, 06/01/21 (b)	75,000	76,125
Rice Energy, Inc., 6.25%, 05/01/22	75,000	76,312
RSP Permian, Inc., 6.63%, 10/01/22	20,000	21,075
SM Energy Co., 6.13%, 11/15/22	75,000	75,375
Targa Resources Partners LP
4.13%, 11/15/19	100,000	100,875
5.13%, 02/01/25 (b)	50,000	49,875
Tesoro Logistics LP, 5.88%, 10/01/20	123,000	126,075
Westmoreland Coal Co., 8.75%, 01/01/22 (b)	80,000	62,800
Whiting Petroleum Corp.
5.00%, 03/15/19	50,000	47,500
5.75%, 03/15/21	25,000	23,187
Williams Cos., Inc. (The), 4.55%, 06/24/24	50,000	50,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The), Series A, 7.50%, 01/15/31	$20,000	$22,988
WPX Energy, Inc., 7.50%, 08/01/20	25,000	26,344

		2,552,107

Paper & Forest Products 0.2%
Boise Cascade Co., 5.63%, 09/01/24 (b)	50,000	50,562

Personal Products 0.4%
Revlon Consumer Products Corp., 5.75%, 02/15/21	100,000	101,000

Pharmaceuticals 2.1%
Capsugel SA, 7.00%, 05/15/19 (b)(c)	174,000	174,000
Endo Finance LLC & Endo Finco, Inc., 7.25%, 01/15/22 (b)	50,000	47,375
Valeant Pharmaceuticals International, Inc.
6.75%, 08/15/18 (b)	50,000	48,800
7.00%, 10/01/20 (b)	195,000	174,525
7.50%, 07/15/21 (b)	100,000	89,000

		533,700

Real Estate Management & Development 1.0%
Crescent Communities LLC, 8.88%, 10/15/21 (b)	100,000	100,375
Crescent Resources LLC, 10.25%, 08/15/17 (b)	125,000	125,312
Realogy Group LLC, 5.25%, 12/01/21 (b)	35,000	36,794

		262,481

Road & Rail 1.1%
Ashtead Capital, Inc., 5.63%, 10/01/24 (b)	200,000	210,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/23	75,000	74,250

		284,750

Semiconductors & Semiconductor Equipment 0.6%
Qorvo, Inc., 6.75%, 12/01/23	150,000	164,250

Software 1.2%
BMC Software Finance, Inc., 8.13%, 07/15/21 (b)	75,000	68,625
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (b)	30,000	30,000

149

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Software (continued)
Infor US, Inc.
5.75%, 05/15/22	EUR	100,000	$108,496
6.50%, 05/15/22		$100,000	103,375

			310,496

Specialty Retail 0.4%
CST Brands, Inc., 5.00%, 05/01/23		25,000	26,250
Party City Holdings, Inc., 6.13%, 08/15/23 (b)		75,000	79,594

			105,844

Technology Hardware, Storage & Peripherals 0.5%
NCR Corp.
5.88%, 12/15/21		50,000	52,562
6.38%, 12/15/23		75,000	79,313

			131,875

Thrifts & Mortgage Finance 0.9%
Provident Funding Associates LP, 6.75%, 06/15/21 (b)		75,000	75,375
Quicken Loans, Inc., 5.75%, 05/01/25 (b)		150,000	148,125

			223,500

Trading Companies & Distributors 0.5%
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		60,000	64,200
United Rentals North America, Inc., 6.13%, 06/15/23		75,000	78,375

			142,575

Wireless Telecommunication Services 2.7%
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		125,000	137,500
Sprint Corp.
7.25%, 09/15/21		175,000	179,156
7.88%, 09/15/23		50,000	49,500
7.63%, 02/15/25		125,000	120,938
T-Mobile USA, Inc.
6.63%, 04/01/23		100,000	106,268
6.38%, 03/01/25		100,000	107,188

			700,550

Total Corporate Bonds (cost $24,395,719)			24,859,945

Common Stock 0.0%†

	Shares	Market Value

Hotels, Restaurants & Leisure 0.0%†
American Restaurant Group, Inc.* (d)(e)	972	$0

Total Common Stock (cost $—)		0

Preferred Stock 0.0%†
Diversified Financial Services 0.0%†
SquareTwo, 0.00%* (d)(e)	355	0

Total Preferred Stock (cost $12,425)		0

Warrant 0.0%†

	Number of Warrants

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring 06/08/18* (d)(e)	8,400	0

Total Warrant (cost $—)		0

Total Investments (cost $24,487,552) (g) — 95.9%		24,961,748

Other assets in excess of liabilities — 4.1%		1,060,575

NET ASSETS — 100.0%		$26,022,323

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $10,881,720 which represents 41.82% of net assets.

(c)	PIK- Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(d)	Fair valued security.

(e)	Illiquid security (unaudited).

150

Statement of Investments (Continued)

October 31, 2016

Nationwide High Yield Bond Fund (Continued)

(f)	Security in default.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

OYJ	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB	de CV Public Traded Company

Currency:

EUR	Euro

At October 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Euro	JPMorgan Chase Bank	11/07/16	(400,000)	$(449,238)	$(439,184)	$10,054

The accompanying notes are an integral part of these financial statements.

151

Statement of Assets and Liabilities

October 31, 2016

Nationwide High Yield Bond Fund
Assets:
Investments, at value (cost $24,487,552)	$24,961,748
Cash	665,175
Foreign currencies, at value (cost $5,633)	5,522
Interest receivable	390,082
Receivable for investments sold	655,151
Receivable for capital shares issued	616
Reclaims receivable	488
Unrealized appreciation on forward foreign currency contracts (Note 2)	10,054
Reimbursement from investment advisor	14,385
Prepaid expenses	13,681

Total Assets	26,716,902

Liabilities:
Payable for investments purchased	546,308
Distributions payable	5,028
Payable for capital shares redeemed	53,424
Accrued expenses and other payables:
Investment advisory fees	12,252
Fund administration fees	7,474
Distribution fees	6,628
Administrative servicing fees	4,635
Accounting and transfer agent fees	3,318
Trustee fees	93
Custodian fees	145
Compliance program costs (Note 3)	11
Professional fees	39,013
Printing fees	9,881
Other	6,369

Total Liabilities	694,579

Net Assets	$26,022,323

Represented by:
Capital	$55,154,237
Accumulated undistributed net investment income	7,710
Accumulated net realized losses from investments forward and foreign currency transactions	(29,623,679)
Net unrealized appreciation/(depreciation) from investments	474,196
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	10,054
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(195)

Net Assets	$26,022,323

Net Assets:
Class A Shares	$17,723,109
Class C Shares	4,254,302
Institutional Service Class Shares	495,915
Institutional Class Shares	3,548,997

Total	$26,022,323

152

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide High Yield Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,059,247
Class C Shares	730,408
Institutional Service Class Shares	84,982
Institutional Class Shares	608,896

Total	4,483,533

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$5.79
Class C Shares (b)	$5.82
Institutional Service Class Shares	$5.84
Institutional Class Shares	$5.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.05

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

153

Statement of Operations

For the Year Ended October 31, 2016

Nationwide High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$1,709,084

Total Income	1,709,084

EXPENSES:
Investment advisory fees	150,877
Fund administration fees	88,405
Distribution fees Class A	46,444
Distribution fees Class C	35,599
Administrative servicing fees Class A	24,393
Administrative servicing fees Class C	5,596
Administrative servicing fees Institutional Service Class	672
Registration and filing fees	48,802
Professional fees	41,910
Printing fees	16,537
Trustee fees	843
Custodian fees	1,184
Accounting and transfer agent fees	19,125
Compliance program costs (Note 3)	109
Other	11,987

Total expenses before expenses reimbursed	492,483

Expenses reimbursed by adviser (Note 3)	(174,403)

Net Expenses	318,080

NET INVESTMENT INCOME	1,391,004

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,848,811)
Net realized losses from forward and foreign currency transactions (Note 2)	(17)

Net realized losses from investments, forward and foreign currency transactions	(2,848,828)

Net change in unrealized appreciation/(depreciation) from investments	2,244,894
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	10,054
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(195)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	2,254,753

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(594,075)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$796,929

The accompanying notes are an integral part of these financial statements.

154

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$1,391,004	$2,092,741
Net realized losses from investments, forward and foreign currency transactions	(2,848,828)	(1,036,504)
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	2,254,753	(2,318,305)

Change in net assets resulting from operations	796,929	(1,262,068)

Distributions to Shareholders From:
Net investment income:
Class A	(949,698)	(1,172,127)
Class C	(218,240)	(272,373)
Institutional Service Class	(26,059)	(53,861)
Institutional Class	(197,230)	(594,424)

Change in net assets from shareholder distributions	(1,391,227)	(2,092,785)

Change in net assets from capital transactions	(11,753,026)	(4,732,246)

Change in net assets	(12,347,324)	(8,087,099)

Net Assets:
Beginning of year	38,369,647	46,456,746

End of year	$26,022,323	$38,369,647

Accumulated undistributed net investment income at end of year	$7,710	$7,351

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$596,687	$19,208,718
Dividends reinvested	911,464	1,102,180
Cost of shares redeemed	(11,665,666)	(14,359,588)

Total Class A Shares	(10,157,515)	5,951,310

Class C Shares
Proceeds from shares issued	98,445	471,565
Dividends reinvested	211,646	262,622
Cost of shares redeemed	(1,479,163)	(1,157,433)

Total Class C Shares	(1,169,072)	(423,246)

Institutional Service Class Shares
Proceeds from shares issued	342,100	3,174,297
Dividends reinvested	23,048	32,232
Cost of shares redeemed	(358,733)	(3,727,120)

Total Institutional Service Class Shares	6,415	(520,591)

Institutional Class Shares
Proceeds from shares issued	134,081	1,091,280
Dividends reinvested	180,153	572,020
Cost of shares redeemed	(747,088)	(11,403,019)

Total Institutional Class Shares	(432,854)	(9,739,719)

Change in net assets from capital transactions	$(11,753,026)	$(4,732,246)

155

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	104,709	3,223,143
Reinvested	162,584	182,332
Redeemed	(2,076,819)	(2,377,473)

Total Class A Shares	(1,809,526)	1,028,002

Class C Shares
Issued	17,612	76,434
Reinvested	37,567	43,188
Redeemed	(263,273)	(191,986)

Total Class C Shares	(208,094)	(72,364)

Institutional Service Class Shares
Issued	62,206	518,645
Reinvested	4,082	5,304
Redeemed	(64,611)	(612,010)

Total Institutional Service Class Shares	1,677	(88,061)

Institutional Class Shares
Issued	23,333	178,511
Reinvested	31,943	93,898
Redeemed	(131,948)	(1,897,356)

Total Institutional Class Shares	(76,672)	(1,624,947)

Total change in shares	(2,092,615)	(757,370)

The accompanying notes are an integral part of these financial statements.

156

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$5.83	0.29	(0.04)	0.25	(0.29)	(0.29)	–	$5.79	4.51%		$17,723,109	1.13%	5.12%	1.77%	64.40%
Year Ended October 31, 2015	$6.32	0.31	(0.49)	(0.18)	(0.31)	(0.31)	–	$5.83	(2.90%	)	$28,363,470	1.12%	5.10%	1.49%	42.55%
Year Ended October 31, 2014	$6.32	0.34	–	0.34	(0.34)	(0.34)	–	$6.32	5.53%		$24,255,364	1.07%	5.37%	1.38%	52.31%
Period Ended October 31, 2013 (h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%		$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	56.76%
Year Ended June 30, 2012	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%		$36,305,809	1.20%	6.98%	1.33%	50.00%

Class C Shares
Year Ended October 31, 2016	$5.86	0.26	(0.04)	0.22	(0.26)	(0.26)	–	$5.82	3.97%		$4,254,302	1.62%	4.60%	2.26%	64.40%
Year Ended October 31, 2015	$6.35	0.28	(0.49)	(0.21)	(0.28)	(0.28)	–	$5.86	(3.39%	)	$5,498,443	1.63%	4.58%	2.00%	42.55%
Year Ended October 31, 2014	$6.36	0.31	(0.01)	0.30	(0.31)	(0.31)	–	$6.35	4.82%		$6,423,829	1.55%	4.89%	1.86%	52.31%
Period Ended October 31, 2013 (h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%		$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	56.76%
Year Ended June 30, 2012	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%		$7,872,256	1.70%	6.46%	1.83%	50.00%

Institutional Service Class Shares
Year Ended October 31, 2016	$5.87	0.30	(0.03)	0.27	(0.30)	(0.30)	–	$5.84	4.90%		$495,915	0.89%	5.28%	1.52%	64.40%
Year Ended October 31, 2015	$6.37	0.32	(0.50)	(0.18)	(0.32)	(0.32)	–	$5.87	(2.84%	)	$488,866	0.92%	5.22%	1.27%	42.55%
Year Ended October 31, 2014	$6.37	0.35	0.01	0.36	(0.36)	(0.36)	–	$6.37	5.67%		$1,090,965	0.83%	5.47%	1.15%	52.31%
Period Ended October 31, 2013 (h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%		$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013(i)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	56.76%

Institutional Class Shares
Year Ended October 31, 2016	$5.86	0.31	(0.03)	0.28	(0.31)	(0.31)	–	$5.83	5.05%		$3,548,997	0.75%	5.46%	1.39%	64.40%
Year Ended October 31, 2015	$6.36	0.33	(0.50)	(0.17)	(0.33)	(0.33)	–	$5.86	(2.69%	)	$4,018,868	0.75%	5.47%	1.11%	42.55%
Year Ended October 31, 2014	$6.36	0.37	(0.01)	0.36	(0.36)	(0.36)	–	$6.36	5.82%		$14,686,588	0.75%	5.69%	1.05%	52.31%
Period Ended October 31, 2013 (h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%		$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	56.76%
Year Ended June 30, 2012	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%		$36,611,570	0.95%	7.23%	1.01%	50.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

157

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2016, the Nationwide Inflation-Protected Securities Fund (Institutional Class) returned 5.64% versus 5.89% for its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Inflation Protected Bond Funds (consisting of 243 funds as of October 31, 2016) was 4.93% for the same time period. Performance for the Fund’s other share class versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The economy in 2016 was marked by slow, but broad-based, growth and an uptick in the rate of inflation. Real GDP advanced at its weakest pace since 2009 this year, as inventories were drawn down, consumer spending slowed, and capital spending remained soft. Still, both capital expenditures and trade improved in 2016 and by the end of the fiscal year, every major GDP component was back in positive territory.

The deceleration in consumption growth came in spite of continued improvement in the labor market. Payroll employment again increased at a healthy rate and wage growth accelerated further after finally perking up in 2015. The tighter market also boosted labor force growth, as the participation rate rose for the first time in a decade.

Perhaps the most notable trend of 2016, however, was the pickup in inflation. Commodity prices bottomed early in the year and rose strongly through the spring and summer. Headline inflation consequently moved above 1.0% for the first time in more than a year. More importantly, core inflation continued to edge higher, hitting at one point its fastest annual pace since 2008.

Other central banks continued to pursue more accommodative policies on balance, although the degree of easing was modest relative to earlier in the cycle. Global growth largely mirrored that of the U.S. in 2016 — slow, steady, and broadly distributed.

Ten-year Treasuries, which began the period at 2.15%, followed a bumpy path to the lower yield level at the end of the period. The yield dropped sharply to under 1.40% post-Brexit, but rose back to 1.83% by the end of the period. Despite intentions for the Federal Reserve to raise interest rates, US rate levels remain attractive relative to those of many of our peers. There is an estimated $11 trillion in debt worldwide that trades at negative yields. This created significant technical demand for US Treasuries.

The portfolio was fully invested in Treasury Inflation-Protected Securities (TIPS) during the period, excluding a small cash position for liquidity purposes. This benefited the portfolio as inflation expectations rebounded on the back of a stabilization in commodity prices and other signs of inflationary pressure. The Fund’s duration position contributed positively to performance, as it was positioned for lower rates as rates fell and for higher rates as rates rose in the latter part of the year. The Fund was also positioned to benefit from the flattening of the yield curve over the period.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck; Chad W. Finefrock, CFA*; and Gary R. Hunt, CFA

*Chad W. Finefrock became a portfolio manager for the Fund on August 12, 2016.

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

158

Fund Overview	Nationwide Inflation-Protected Securities Fund

Asset Allocation†

U.S. Treasury Obligations	99.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Holdings††

U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	12.0%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	11.8%
U.S. Treasury Inflation Indexed Notes, 0.13%, 07/15/22	11.5%
U.S. Treasury Inflation Indexed Notes, 0.63%, 07/15/21	10.7%
U.S. Treasury Inflation Indexed Notes, 0.13%, 01/15/22	9.4%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/18	8.3%
U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	7.5%
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/17	7.1%
U.S. Treasury Inflation Indexed Notes, 1.38%, 01/15/20	6.8%
U.S. Treasury Inflation Indexed Bonds, 3.88%, 04/15/29	4.8%
Other Holdings	10.1%
100.0%

Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Class) returned 5.64%, underperforming its benchmark by 0.25% and outperforming the Lipper peer category median by 0.71%

•	The portfolio benefited from its investments in TIPS as inflation expectations rebounded due to stabilizing commodity prices and other signs of inflationary pressure

•	Ten-year Treasuries, which began the period at 2.15%, followed a bumpy path to the lower yield level at the end of the period

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

159

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	5.34%	1.60%	(0.30)%	[2]
	w/SC3	2.92%	0.83%	(1.33)%	[2]
Institutional Class[4]		5.64%	1.89%	(0.02)%	[2]
Bloomberg Barclays U.S. TIPS IndexSM		5.89%	2.08%	0.10%
CPI		1.64%	1.15%	1.07%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.84%	0.80%
Institutional Class	0.34%	0.30%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

160

Fund Performance (con’t.)	Nationwide Inflation-Protected Securities Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/16 versus the Bloomberg Barclays (BBgBarc) U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) from 10/1/12 through 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

161

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation- Protected Securities Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,017.50	2.94	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.22	2.95	0.58
Institutional Class Shares	Actual	(a)	1,000.00	1,018.50	1.52	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.63	1.53	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

162

Statement of Investments

October 31, 2016

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Obligations 99.0%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds 2.38%, 01/15/25 (a)	$11,300,000	$17,095,147
1.75%, 01/15/28 (a)	4,800,000	6,402,434
3.63%, 04/15/28 (a)	5,350,000	10,887,118
2.50%, 01/15/29 (a)	4,750,000	6,692,404
3.88%, 04/15/29 (a)	3,300,000	6,886,596
2.13%, 02/15/41 (a)	12,050,000	17,431,938
0.75%, 02/15/42 (a)	1,500,000	1,608,845
U.S. Treasury Inflation Indexed Notes 0.13%, 04/15/17 (a)	9,625,000	10,226,078
0.13%, 04/15/18 (a)	11,500,000	12,096,517
1.38%, 01/15/20 (a)	8,400,000	9,921,396
0.63%, 07/15/21 (a)	13,800,000	15,468,537
0.13%, 01/15/22 (a)	12,500,000	13,564,148
0.13%, 07/15/22 (a)	15,500,000	16,604,006

Total U.S. Treasury Obligations (cost $145,981,541)		144,885,164

Total Investments (cost $145,981,541) (b) — 99.0%		144,885,164

Other assets in excess of liabilities — 1.0%		1,534,315

NET ASSETS — 100.0%		$146,419,479

(a)	Principal amounts are not adjusted for inflation.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

163

Statement of Assets and Liabilities

October 31, 2016

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $145,981,541)	$144,885,164
Cash	1,359,540
Interest receivable	332,064
Reimbursement from investment advisor	11,442
Prepaid expenses	22,229

Total Assets	146,610,439

Liabilities:
Payable for capital shares redeemed	121,403
Accrued expenses and other payables:
Investment advisory fees	30,975
Fund administration fees	9,320
Distribution fees	233
Administrative servicing fees	54
Accounting and transfer agent fees	383
Trustee fees	508
Custodian fees	826
Compliance program costs (Note 3)	62
Professional fees	17,683
Printing fees	3,127
Other	6,386

Total Liabilities	190,960

Net Assets	$146,419,479

Represented by:
Capital	$152,614,353
Accumulated distributions in excess of net investment income	(271,774)
Accumulated net realized losses from investments	(4,826,723)
Net unrealized appreciation/(depreciation) from investments	(1,096,377)

Net Assets	$146,419,479

Net Assets:
Class A Shares	$1,139,444
Institutional Class Shares	145,280,035

Total	$146,419,479

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	115,567
Institutional Class Shares	14,649,241

Total	14,764,808

164

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Inflation-Protected Securities Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.86
Institutional Class Shares	$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.09

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

165

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$1,156,416

Total Income	1,156,416

EXPENSES:
Investment advisory fees	417,053
Fund administration fees	114,356
Distribution fees Class A	1,429
Administrative servicing fees Class A	166
Registration and filing fees	28,872
Professional fees	32,273
Printing fees	5,944
Trustee fees	5,291
Custodian fees	6,151
Accounting and transfer agent fees	3,515
Compliance program costs (Note 3)	690
Other	14,529

Total expenses before expenses reimbursed	630,269

Expenses reimbursed by adviser (Note 3)	(129,005)

Net Expenses	501,264

NET INVESTMENT INCOME	655,152

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	539,824
Net change in unrealized appreciation/(depreciation) from investments	7,809,117

Net realized/unrealized gains from investments	8,348,941

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,004,093

The accompanying notes are an integral part of these financial statements.

166

Statements of Changes in Net Assets

	Nationwide Inflation-Protected Securities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income/(loss)	$655,152	$(183,586)
Net realized gains/(losses) from investments	539,824	(2,196,625)
Net change in unrealized appreciation/(depreciation) from investments	7,809,117	(22,494)

Change in net assets resulting from operations	9,004,093	(2,402,705)

Distributions to Shareholders From:
Net investment income:
Class A	–	(17)
Institutional Class	–	(373,218)

Change in net assets from shareholder distributions	–	(373,235)

Change in net assets from capital transactions	(71,356,712)	(92,035,047)

Change in net assets	(62,352,619)	(94,810,987)

Net Assets:
Beginning of year	208,772,098	303,583,085

End of year	$146,419,479	$208,772,098

Accumulated (distributions in excess of) net investment income/(loss) at end of year	$(271,774)	$(283,738)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,307,123	$31,380
Dividends reinvested	–	17
Cost of shares redeemed	(254,841)	(1,173)

Total Class A Shares	1,052,282	30,224

Institutional Class Shares
Proceeds from shares issued	10,995,588	15,549,859
Dividends reinvested	–	373,218
Cost of shares redeemed	(83,404,582)	(107,988,348)

Total Institutional Class Shares	(72,408,994)	(92,065,271)

Change in net assets from capital transactions	$(71,356,712)	$(92,035,047)

SHARE TRANSACTIONS:
Class A Shares
Issued	134,938	3,268
Reinvested	–	1
Redeemed	(26,371)	(124)

Total Class A Shares	108,567	3,145

Institutional Class Shares
Issued	1,135,531	1,636,595
Reinvested	–	39,040
Redeemed	(8,711,954)	(11,173,947)

Total Institutional Class Shares	(7,576,423)	(9,498,312)

Total change in shares	(7,467,856)	(9,495,167)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

167

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$9.36	0.19	0.31	0.50	–	–	$9.86	5.34%		$1,139,444	0.58%	1.95%		0.67%	0.00%
Year Ended October 31, 2015	$9.55	0.05	(0.24)	(0.19)	–	–	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%
Year Ended October 31, 2014	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%
Year Ended October 31, 2013	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%
Period Ended October 31, 2012 (g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	0.00%

Institutional Class Shares
Year Ended October 31, 2016	$9.39	0.04	0.49	0.53	–	–	$9.92	5.64%		$145,280,035	0.30%	0.39%		0.38%	0.00%
Year Ended October 31, 2015	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%
Year Ended October 31, 2014	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%
Year Ended October 31, 2013	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%
Period Ended October 31, 2012 (g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	0.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of September 17, 2012 through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

168

Fund Commentary	Nationwide Ziegler Wisconsin Tax Exempt Fund

For the annual period ended October 31, 2016, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) returned 3.90% versus 4.06% for its benchmark, the Bloomberg Barclays Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Other States Municipal Debt Funds (consisting of 263 funds as of October 31, 2016) was 3.75% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks to provide investors with a high level of current income that is exempt from both Federal and Wisconsin personal income taxes. Wisconsin ranks #9 in the nation in terms of total tax burden (state and local taxes). The issuance of Wisconsin double tax-exempt bonds has been more modest in recent years due to austerity at the local levels and limited interest in new municipal projects, making double tax-exempt bonds difficult for individual investors to access directly. With over 98% of the Fund’s 2015 income qualifying for federal and Wisconsin state tax exemptions, we believe the Fund is particularly attractive for Wisconsin investors in higher income tax brackets. We have also avoided bonds whose interest payments are subject to the Alternative Minimum Tax (AMT), with 0% exposure during the fiscal year.

Throughout the fiscal year, over 90% of the Fund’s assets were invested in double tax-exempt bonds from issuers in the state of Wisconsin, which is our preferred source of investments. At fiscal year-end, approximately 1% of the portfolio was invested in bonds issued in other US states that qualify for Federal and Wisconsin personal income tax exemptions. An additional 4% of the portfolio was invested in Puerto Rico’s Sales Tax Revenue Bonds, known as COFINA bonds, which enjoy double tax-exempt status for Wisconsin investors, and the remainder of the portfolio was invested in federally tax-exempt cash equivalents for liquidity.

Municipal interest rates declined throughout the fiscal year, so longer-duration holdings such as our investments in Wisconsin Health &

Educational Facilities (Bellin Memorial Hospital); Johnson Creek, WI Community Development Authority; and Kaukauna, WI Redevelopment Authority Bonds made a positive contribution to the Fund’s performance.

Though the Fund’s exposure to Puerto Rico COFINA bonds has hurt performance in prior years, the bonds have rebounded sharply from 2015 price levels and were a strong contributor to performance this year. Puerto Rico’s governor has put into law a bill increasing the U.S. territory’s sales tax from 7 percent to 11.5 percent. The additional sales tax revenues will continue to benefit COFINA bond holders.

Though we held some longer-duration holdings as noted above, the portfolio’s overall duration was shorter than that of the benchmark, which detracted from performance due to falling municipal interest rates. Specifically, our shorter-duration holdings in Green Bay, WI Redevelopment Authority; Wisconsin Housing Finance Authority Revenue Bonds; and Southeast Wisconsin Sales Tax Revenue Bonds detracted from performance relative to the benchmark. We believe there is a greater risk of rates rising than falling in the coming years, and we expect our portfolio’s shorter duration will ultimately pay off for investors in the Fund.

Looking forward, the municipal market should be very interesting as we move along in 2016 and 2017. We expect to see final resolutions regarding Puerto Rico’s potential restructuring of public debt and future capital market access. We expect interest rates to rise slightly since the Federal Reserve has ended its zero-interest-rate policy. The market should continue to favor the types of investments held in the Fund as interest rate jitters, election worries and overseas turmoil continue to highlight the yield advantage, reduced volatility and diversification from equities that is inherent in municipals bonds.

Fiscal austerity is likely to continue at Wisconsin local levels, and while we expect to participate in any new issuance of Wisconsin state tax-exempt bonds that meets our selection criteria, supply of such bonds may be limited. We will also consider investments in high-quality or insured U.S.

169

Fund Commentary (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Territory bonds, which qualify for federal and state personal income tax exemptions. Should the need arise to purchase securities that do not qualify for double tax exemption, we would first look to highly rated, federally tax-exempt bonds issued in Wisconsin, such as Wisconsin General Obligation Bonds, and lastly, highly rated, non-Wisconsin-issued municipal bonds that are federally tax-exempt. We will continue to focus on capital preservation, high levels of double tax-free income and emphasize bonds whose income is not subject to AMT.

We appreciate your investment in the Nationwide Ziegler Wisconsin Tax Exempt Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Paula M. Horn, Richard K. Marrone*, Richard D. Scargill, and Eric Zenner

*Richard K. Marrone became a portfolio manager for the Fund on May 12, 2016.

The Fund is subject to the risks of investing in fixed-income (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims paying ability of the issuing company. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations. The Fund is a nondiversified fund that may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

170

Fund Overview	Nationwide Ziegler Wisconsin Tax Exempt Fund

Asset Allocation†

Municipal Bonds	97.2%
Short-term Investment	1.8%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries††

Tax-Revenue	41.1%
Education	14.2%
Housing	14.0%
Health	10.6%
Building	7.6%
Authority	3.1%
Economic Development Revenue	2.6%
School District	2.2%
Industrial Development Revenue	1.5%
Corporate Purpose	1.2%
Other Industries	1.9%
100.0%

Top Holdings††

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, NATL-RE Insured, 5.50%, 12/15/26	5.9%
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB, 5.00%, 10/01/34	5.3%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.60%, 09/01/21	3.6%
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 02/15/39	3.4%
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, 4.40%, 07/01/38	3.2%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.75%, 09/01/22	3.0%
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured, 4.10%, 04/01/32	2.8%

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, NATL-RE Insured, 5.50%, 12/15/19	2.6%
Brookfield Wis Callable Bond, RB, 3.55%, 06/01/34	2.6%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, Series B, 3.85%, 09/01/20	2.5%
Other Holdings	65.1%
100.0%

Objective

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class A at NAV) returned 3.90%, underperforming its benchmark by 0.16% and outperforming the Lipper peer category median by 0.15%

•	The Fund’s overall duration was shorter than that of the benchmark, which detracted from performance due to falling municipal interest rates

•	Though the Fund’s exposure to Puerto Rico COFINA bonds detracted in prior years, the bonds rebounded sharply from 2015 price levels and were a strong contributor to performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

171

Fund Performance	Nationwide Ziegler Wisconsin Tax Exempt Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	3.90%	2.00%	2.82%
	w/SC3	1.54%	1.54%	2.58%
Class C1	w/o SC2	3.31%	1.54%	2.27%
	w/SC4	2.31%	N/A	N/A
Institutional Service Class[1,5,6]		4.17%	2.26%	2.55%	[7]
Institutional Class[5]		4.21%	N/A	3.13%	[8]
Bloomberg Barclays Municipal Bond Index		4.06%	4.34%	4.57%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of August 3, 2010.

[8]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.03%	0.89%
Class C	1.53%	1.39%
Institutional Service Class	0.78%	0.64%
Institutional Class	0.74%	0.60%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

172

Fund Performance (con’t.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Wisconsin Tax Exempt Fund versus the Bloomberg Barclays (BBgBarc) Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Wisconsin Tax Exempt Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

173

Shareholder Expense Example	Nationwide Ziegler Wisconsin Tax Exempt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Wisconsin Tax Exempt Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,015.10	4.56	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.61	4.57	0.90
Class C Shares	Actual	(a)	1,000.00	1,012.60	7.03	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.15	7.05	1.39
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.50	3.19	0.63
	Hypothetical	(a)(b)	1,000.00	1,021.97	3.20	0.63
Institutional Class Shares	Actual	(a)	1,000.00	1,016.60	3.04	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.12	3.05	0.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

174

Statement of Investments

October 31, 2016

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds 97.2%

	Principal Amount	Market Value

Massachusetts 1.2%
Massachusetts State, Housing Finance Agency, Multi-Family, ETM, RB, Series A, 7.00%, 04/01/21	$910,000	$1,082,382

Puerto Rico 4.1%
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB
Series A, 5.75%, 08/01/37	1,400,000	721,210
Series A, 6.38%, 08/01/39	3,000,000	1,608,690
Series A, 6.00%, 08/01/42	1,000,000	528,700
Series A, 6.50%, 08/01/44	2,000,000	1,077,340

		3,935,940

Wisconsin 91.9%
Appleton Redevelopment Authority, Room Tax, Fox Cities Performing Arts, Refunding, RB
2.20%, 09/01/18	355,000	357,375
2.40%, 09/01/19	190,000	192,289
Beloit, Community Development Authority, Lease Revenue, RB
4.70%, 03/01/21	345,000	356,651
4.75%, 03/01/22	300,000	309,831
Beloit, Community Development Authority, Redevelopment Lease Revenue, RB, Series A, 1.82%, 06/01/18	475,000	475,019
Brookfield Winchester LLC Callable Bond, RB, 3.60%, 06/01/35	1,530,000	1,595,209
Brookfield Wis Callable Bond, RB, 3.55%, 06/01/34	2,340,000	2,439,239
City of Milwaukee, Corporate Purpose, GO
Series B6, 2.25%, 04/01/29	540,000	519,944
Series B6, 2.38%, 04/01/30	410,000	393,825
Series B6, 2.50%, 04/01/32	230,000	219,455
Cudahy, Community Development Authority, Redevelopment Lease Revenue, Refunding, RB
Series A, 1.20%, 06/01/17	500,000	500,855
Series A, 1.50%, 06/01/18	400,000	400,920
Series A, 1.75%, 06/01/19	300,000	300,714
Series A, 1.95%, 06/01/19	145,000	146,479
Series A, 2.20%, 06/01/20	250,000	254,330
Series A, 2.40%, 06/01/21	360,000	366,494
Series A, 2.60%, 06/01/22	245,000	250,084
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB
Series B, 3.85%, 09/01/20	2,250,000	2,343,285
2.60%, 09/01/21	3,250,000	3,363,360
2.75%, 09/01/22	2,750,000	2,854,610

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Green Bay, Redevelopment Authority, Development Revenue, Bellin Memorial Hospital, Prerefunded Balance, RB
6.00%, 12/01/29	$1,000,000	$1,105,800
6.15%, 12/01/32	1,000,000	1,108,900
Johnson Creek, Community Development Authority, Lease Revenue, Tax Increment District No. 3, Refunding, RB
2.65%, 12/01/24	350,000	338,863
2.80%, 12/01/25	200,000	192,848
2.90%, 12/01/26	200,000	192,842
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB
5.00%, 10/01/22	1,065,000	1,183,811
5.00%, 10/01/27	925,000	1,025,372
5.00%, 10/01/28	250,000	276,823
5.00%, 10/01/34	4,500,000	5,011,965
Milwaukee Housing Authority, RB, Series A, 3.63%, 07/01/35	1,000,000	1,037,290
Milwaukee, Redevelopment Authority Revenue, Milwaukee Public Schools, Refunding, RB
Series A, 5.00%, 08/01/17	1,000,000	1,029,480
Series A, 5.00%, 08/01/18	1,000,000	1,065,110
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured
2.75%, 04/01/21	1,080,000	1,137,726
3.20%, 04/01/23	1,000,000	1,071,280
4.10%, 04/01/32	2,500,000	2,670,275
Milwaukee, Redevelopment Authority Revenue, Summerfest Project, RB
4.50%, 08/01/23	110,000	117,985
4.70%, 08/01/25	110,000	117,814
5.00%, 08/01/30	2,000,000	2,178,840
Monroe, Redevelopment Authority, Development Revenue, Monroe Clinic Inc., RB, 5.88%, 02/15/39	2,850,000	3,163,756
Neenah, Community Development Authority, Lease Revenue, Prerefunded, RB, Series A, 4.75%, 12/01/32	400,000	431,912
Neenah, Community Development Authority, Lease Revenue, RB
2.55%, 12/01/28	200,000	201,914
2.65%, 12/01/29	350,000	352,537
2.75%, 12/01/30	200,000	200,958
2.85%, 12/01/31	250,000	250,195

175

Statement of Investments (Continued)

October 31, 2016

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Neenah, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 12/01/26	$500,000	$565,585
4.10%, 12/01/27	1,000,000	1,133,500
4.20%, 12/01/28	500,000	565,850
Platteville, Redevelopment Authority, Real Estate Foundation Project, RB, Series A, 5.00%, 07/01/42	1,000,000	1,066,390
Redevelopment Authority of The City of Kaukauna, Lease Revenue, RB
3.75%, 06/01/32	425,000	446,981
4.00%, 06/01/35	375,000	394,762
4.13%, 06/01/40	375,000	395,940
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, NATL-RE Insured
Series A, 5.50%, 12/15/18	250,000	273,905
Series A, 5.50%, 12/15/19	2,200,000	2,495,680
Series A, 5.50%, 12/15/20	1,000,000	1,172,100
Series A, 5.50%, 12/15/21	1,500,000	1,810,575
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, NATL-RE Insured
Series A, 5.50%, 12/15/23	1,025,000	1,275,408
Series A, 5.50%, 12/15/26	4,510,000	5,589,423
Sun Prairie, Community Development Authority, Tax Incremental District No. 8, Refunding, RB
Series A, 1.85%, 08/01/21	1,025,000	1,050,030
Series A, 2.05%, 08/01/22	750,000	771,248
Series A, 2.25%, 08/01/23	500,000	515,015
Series A, 2.40%, 08/01/24	250,000	257,305
Waukesha, Redevelopment Authority, Weldall Manufacturing Inc. Project, RB
4.20%, 12/01/24	150,000	159,243
4.50%, 12/01/30	1,200,000	1,269,612
Weston, Community Development Authority, Lease Revenue, RB
Series A, 4.50%, 10/01/21	100,000	102,088
Series A, 4.63%, 10/01/25	825,000	839,380
Wisconsin Center District Appropriation, Milwaukee Arena Project, RB
4.00%, 12/15/24	1,000,000	1,159,410
4.00%, 12/15/34	1,000,000	1,097,930
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB
Series A, 5.00%, 12/15/29	750,000	845,918
Series A, 5.00%, 12/15/32	1,000,000	1,115,210
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, Series 1999, 5.25%, 12/15/23	1,585,000	1,889,479

Municipal Bonds (continued)

	Principal Amount	Market Value

Wisconsin (continued)
Wisconsin Dells, Community Development Authority, Lease Revenue, RB
Series A, 4.30%, 03/01/22	$225,000	$226,775
Series A, 4.45%, 03/01/25	300,000	302,178
Wisconsin Health and Educational Facilities Authority Refunding, The Monroe Clinic, Inc., RB
3.00%, 02/15/35	750,000	712,320
4.00%, 02/15/38	200,000	209,198
Wisconsin Health and Educational Facilities Authority, Bellin Memorial Hospital Inc., Refunding, RB
3.00%, 12/01/27	150,000	155,843
4.00%, 12/01/35	500,000	528,805
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, Series B, 4.40%, 07/01/38	3,000,000	3,065,730
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, 6.10%, 06/01/21	495,000	523,527
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, NATL-RE Insured, 6.10%, 06/01/21	470,000	497,086
Wisconsin Housing & Economic Development Authority, Housing Revenue, RB
Series B, 4.30%, 05/01/27	1,000,000	1,001,470
Series B, 4.40%, 05/01/37	500,000	500,430
Wisconsin Housing & Economic Development Authority, Housing Revenue, Refunding, RB
Series A, 4.10%, 11/01/19	465,000	501,777
Series A, 4.88%, 11/01/25	2,140,000	2,320,402
Series A, 5.38%, 11/01/30	2,055,000	2,214,242
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB
Series B, 2.00%, 04/01/19	150,000	152,544
Series B, 2.40%, 04/01/20	100,000	103,375
Series B, 2.80%, 04/01/21	150,000	158,139
Series B, 3.10%, 04/01/22	100,000	107,202
Series B, 3.45%, 04/01/24	100,000	109,829
Series B, 3.80%, 04/01/26	285,000	312,542
Series B, 4.30%, 04/01/30	115,000	126,298
Series A, 3.65%, 12/01/34	900,000	931,824
Series A, 4.25%, 12/01/35 (a)	1,500,000	1,503,375

		87,627,142

Total Municipal Bonds (cost $91,380,943)		92,645,464

176

Statement of Investments (Continued)

October 31, 2016

Nationwide Ziegler Wisconsin Tax Exempt Fund (Continued)

Short Term Investment 1.8%

	Shares	Market Value

Money Market Fund 1.8%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt — Institutional Class, 0.39% (b)	1,748,271	$1,748,271

Total Short Term Investment (cost $1,748,271)		1,748,271

Total Investments (cost $93,129,214) (c)(d) — 99.0%		94,393,735

Other assets in excess of liabilities — 1.0%		970,551

NET ASSETS — 100.0%		$95,364,286

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of October 31, 2016.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

(d)	Assured Guaranty Municipal Corporation and National Public Finance Guarantee Corporation have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2016, the percentages attributed to Assured Guaranty Municipal Corporation and National Public Finance Guarantee Corporation were 7.17% and 13.89%, respectively.

AGM	Assured Guaranty Municipal Corporation

ETM	Escrowed to Maturity

GO	General Obligation

LLC	Limited Liability Company

NATL	National Public Finance Guarantee Corporation

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

177

Statement of Assets and Liabilities

October 31, 2016

Nationwide Ziegler Wisconsin Tax Exempt Fund
Assets:
Investments, at value (cost $93,129,214)	$94,393,735
Interest and dividends receivable	1,165,041
Receivable for capital shares issued	5,402
Reimbursement from investment advisor	11,369
Prepaid expenses	6,968

Total Assets	95,582,515

Liabilities:
Distributions payable	23,658
Payable for capital shares redeemed	48,252
Accrued expenses and other payables:
Investment advisory fees	40,526
Fund administration fees	8,738
Distribution fees	24,041
Administrative servicing fees	13,200
Accounting and transfer agent fees	7,515
Trustee fees	336
Custodian fees	544
Compliance program costs (Note 3)	55
Professional fees	36,579
Printing fees	8,279
Other	6,506

Total Liabilities	218,229

Net Assets	$95,364,286

Represented by:
Capital	$98,866,895
Accumulated undistributed net investment income	2,354
Accumulated net realized losses from investments	(4,769,484)
Net unrealized appreciation/(depreciation) from investments	1,264,521

Net Assets	$95,364,286

Net Assets:
Class A Shares	$85,130,922
Class C Shares	9,301,451
Institutional Service Class Shares	920,906
Institutional Class Shares	11,007

Total	$95,364,286

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,498,220
Class C Shares	929,711
Institutional Service Class Shares	91,941
Institutional Class Shares	1,099

Total	9,520,971

178

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Ziegler Wisconsin Tax Exempt Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.02
Class C Shares (b)	$10.00
Institutional Service Class Shares	$10.02
Institutional Class Shares	$10.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.25

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

179

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Ziegler Wisconsin Tax Exempt Fund
INVESTMENT INCOME:
Interest income	$3,647,071
Dividend income	4,870

Total Income	3,651,941

EXPENSES:
Investment advisory fees	488,922
Fund administration fees	103,521
Distribution fees Class A	218,176
Distribution fees Class C	73,268
Administrative servicing fees Class A	40,961
Administrative servicing fees Class C	4,124
Administrative servicing fees Institutional Service Class	223
Registration and filing fees	13,485
Professional fees	41,727
Printing fees	18,214
Trustee fees	3,023
Custodian fees	3,568
Accounting and transfer agent fees	44,932
Compliance program costs (Note 3)	10
Other	13,838

Total expenses before earnings credit and expenses reimbursed	1,067,992

Earnings credit (Note 4)	(36)
Expenses reimbursed by adviser (Note 3)	(144,034)

Net Expenses	923,922

NET INVESTMENT INCOME	2,728,019

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	366,672
Net change in unrealized appreciation/(depreciation) from investments	570,856

Net realized/unrealized gains from investments	937,528

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,665,547

The accompanying notes are an integral part of these financial statements.

180

Statements of Changes in Net Assets

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$2,728,019	$3,156,115
Net realized gains/(losses) from investments	366,672	(71,854)
Net change in unrealized appreciation/(depreciation) from investments	570,856	(2,970,685)

Change in net assets resulting from operations	3,665,547	113,576

Distributions to Shareholders From:
Net investment income:
Class A	(2,465,642)	(2,863,892)
Class C	(230,000)	(272,771)
Institutional Service Class	(22,605)	(19,539)
Institutional Class	(339)	(337)

Change in net assets from shareholder distributions	(2,718,586)	(3,156,539)

Change in net assets from capital transactions	(7,842,867)	(15,195,160)

Change in net assets	(6,895,906)	(18,238,123)

Net Assets:
Beginning of year	102,260,192	120,498,315

End of year	$95,364,286	$102,260,192

Accumulated undistributed net investment income at end of year	$2,354	$13,639

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,219,847	$2,033,609
Dividends reinvested	2,180,030	2,521,526
Cost of shares redeemed	(11,657,841)	(18,065,466)

Total Class A Shares	(7,257,964)	(13,510,331)

Class C Shares
Proceeds from shares issued	424,583	311,680
Dividends reinvested	222,529	258,237
Cost of shares redeemed	(1,607,271)	(2,172,794)

Total Class C Shares	(960,159)	(1,602,877)

Institutional Service Class Shares
Proceeds from shares issued	424,319	111,581
Dividends reinvested	22,021	18,916
Cost of shares redeemed	(71,423)	(212,786)

Total Institutional Service Class Shares	374,917	(82,289)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	339	337
Cost of shares redeemed	–	–

Total Institutional Class Shares	339	337

Change in net assets from capital transactions	$(7,842,867)	$(15,195,160)

181

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	220,969	202,594
Reinvested	217,396	251,464
Redeemed	(1,167,451)	(1,797,950)

Total Class A Shares	(729,086)	(1,343,892)

Class C Shares
Issued	42,351	30,953
Reinvested	22,228	25,786
Redeemed	(160,729)	(216,624)

Total Class C Shares	(96,150)	(159,885)

Institutional Service Class Shares
Issued	42,428	10,923
Reinvested	2,193	1,887
Redeemed	(7,149)	(21,291)

Total Institutional Service Class Shares	37,472	(8,481)

Institutional Class Shares
Issued	–	–
Reinvested	34	33
Redeemed	–	–

Total Institutional Class Shares	34	33

Total change in shares	(787,730)	(1,512,225)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

182

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Wisconsin Tax Exempt Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$9.92	0.28	0.10	0.38	(0.28)	(0.28)	$10.02	3.90%		$85,130,922	0.90%	2.84%	1.05%	9.80%
Year Ended October 31, 2015	$10.19	0.29	(0.27)	0.02	(0.29)	(0.29)	$9.92	0.23%		$91,545,118	0.90%	2.92%	0.99%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.07	0.09	0.16	(0.07)	(0.07)	$10.19	1.62%		$107,773,178	0.90%	2.88%	1.09%	0.76%
Year Ended July 31, 2014	$10.30	0.31	(0.21)	0.10	(0.30)	(0.30)	$10.10	1.06%		$109,711,271	0.90%	3.03%	1.05%	8.61%
Year Ended July 31, 2013	$10.88	0.30	(0.58)	(0.28)	(0.30)	(0.30)	$10.30	(2.65%	)	$132,960,429	0.90%	2.79%	1.29%	14.00%
Year Ended July 31, 2012	$10.37	0.34	0.51	0.85	(0.34)	(0.34)	$10.88	8.30%		$146,648,612	0.90%	3.17%	1.31%	13.00%

Class C Shares
Year Ended October 31, 2016	$9.91	0.24	0.09	0.33	(0.24)	(0.24)	$10.00	3.31%		$9,301,451	1.38%	2.37%	1.54%	9.80%
Year Ended October 31, 2015	$10.18	0.25	(0.27)	(0.02)	(0.25)	(0.25)	$9.91	(0.22%	)	$10,164,125	1.35%	2.47%	1.50%	2.62%
Period Ended October 31, 2014 (h)	$10.09	0.06	0.09	0.15	(0.06)	(0.06)	$10.18	1.51%		$12,072,832	1.35%	2.44%	1.60%	0.76%
Year Ended July 31, 2014	$10.28	0.26	(0.19)	0.07	(0.26)	(0.26)	$10.09	0.71%		$12,554,401	1.35%	2.58%	1.50%	8.61%
Year Ended July 31, 2013	$10.87	0.25	(0.59)	(0.34)	(0.25)	(0.25)	$10.28	(3.18%	)	$17,604,748	1.35%	2.34%	1.54%	14.00%
Year Ended July 31, 2012	$10.36	0.29	0.51	0.80	(0.29)	(0.29)	$10.87	7.82%		$17,595,471	1.35%	2.71%	1.56%	13.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$9.92	0.31	0.10	0.41	(0.31)	(0.31)	$10.02	4.17%		$920,906	0.63%	3.08%	0.78%	9.80%
Year Ended October 31, 2015	$10.20	0.32	(0.28)	0.04	(0.32)	(0.32)	$9.92	0.38%		$540,385	0.65%	3.16%	0.73%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.08	0.10	0.18	(0.08)	(0.08)	$10.20	1.79%		$641,793	0.65%	3.14%	0.87%	0.76%
Year Ended July 31, 2014	$10.30	0.33	(0.20)	0.13	(0.33)	(0.33)	$10.10	1.31%		$470,359	0.65%	3.28%	0.83%	8.61%
Year Ended July 31, 2013	$10.88	0.33	(0.58)	(0.25)	(0.33)	(0.33)	$10.30	(2.40%	)	$931,021	0.65%	3.04%	1.04%	14.00%
Year Ended July 31, 2012	$10.37	0.36	0.52	0.88	(0.37)	(0.37)	$10.88	8.57%		$705,422	0.65%	3.42%	1.06%	13.00%

Institutional Class Shares
Year Ended October 31, 2016	$9.92	0.31	0.10	0.41	(0.31)	(0.31)	$10.02	4.21%		$11,007	0.60%	3.13%	0.75%	9.80%
Year Ended October 31, 2015	$10.19	0.32	(0.27)	0.05	(0.32)	(0.32)	$9.92	0.53%		$10,564	0.60%	3.22%	0.70%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.08	0.09	0.17	(0.08)	(0.08)	$10.19	1.70%		$10,512	0.60%	3.19%	0.82%	0.76%
Period Ended July 31, 2014 (j)	$10.06	0.29	0.04	0.33	(0.29)	(0.29)	$10.10	3.32%		$10,332	0.60%	3.34%	0.71%	8.61%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

183

Notes to Financial Statements

October 31, 2016

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund) (“Government Money Market”)

- Nationwide HighMark Bond Fund (“HM Bond”)

- Nationwide HighMark California Intermediate Tax Free Bond Fund (“California Intermediate Tax Free Bond”)

- Nationwide HighMark National Intermediate Tax Free Bond Fund (“National Intermediate Tax Free Bond”)

- Nationwide HighMark Short Term Bond Fund (“Short Term Bond”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Ziegler Wisconsin Tax Exempt Fund (“Wisconsin Tax Exempt”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Investor Shares, Service Class, Institutional Service Class and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Effective September 30, 2016, the Nationwide Money Market Fund was renamed “Nationwide Government Money Market Fund.” Prime Shares of Government Money Market were renamed “Investor Shares.” Government Money Market seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. Government Money Market invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Government Money Market will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

Government Money Market operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that Government Money Market invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, Government Money Market invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

Government Money Market does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject Government Money Market to a liquidity fee and/or redemption gate in the future, after providing prior notice to

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October 31, 2016

shareholders. Because Government Money Market invests in short-term securities, Government Money Market’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Each of the Funds is a diversified fund, except Wisconsin Tax Exempt, which is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

185

Notes to Financial Statements (Continued)

October 31, 2016

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

Securities held by Government Money Market are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Government Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular

186

Notes to Financial Statements (Continued)

October 31, 2016

fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At October 31, 2016, 100% of the market value of Government Bond, HM Bond, Short Term Bond, and Inflation-Protected Securities was determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2016. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$114,907,905	$2,408,918	$117,316,823
Collateralized Mortgage Obligations	—	17,115,123	—	17,115,123
Commercial Mortgage-Backed Securities	—	28,631,436	—	28,631,436
Corporate Bonds	—	289,655,281	—	289,655,281
Foreign Government Security	—	432,375	—	432,375
Futures Contracts	44,438	—	—	44,438
Mortgage-Backed Securities	—	9,583,530	—	9,583,530
Municipal Bonds	—	2,436,655	—	2,436,655
Investment Company	161,774	—	—	161,774
Repurchase Agreement	—	3,819,511	—	3,819,511
U.S. Treasury Obligations	—	73,532,217	—	73,532,217
Total	$206,212	$540,114,033	$2,408,918	$542,729,163

Core Plus Bond
	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$8,454,313	$—	$8,454,313
Collateralized Mortgage Obligations	—	5,565,077	—	5,565,077
Commercial Mortgage-Backed Securities	—	18,029,059	—	18,029,059
Corporate Bonds	—	490,933,200	—	490,933,200
Mortgage-Backed Securities	—	378,831,145	—	378,831,145
Preferred Stocks	11,172,063	—	—	11,172,063
Investment Company	1,308,299	—	—	1,308,299
Repurchase Agreement	—	30,889,205	—	30,889,205
Short Term Investments	—	27,407,751	—	27,407,751
U.S. Treasury Obligations	—	76,449,614	—	76,449,614
Total	$12,480,362	$1,036,559,364	$—	$1,049,039,726

Government Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$69,000,000	$—	$—	$69,000,000
Repurchase Agreements	—	369,220,000	—	369,220,000
U.S. Government Agency Securities	—	264,174,776	—	264,174,776
U.S. Treasury Obligations	—	84,081,407	—	84,081,407
Total	$69,000,000	$717,476,183	$—	$786,476,183

187

Notes to Financial Statements (Continued)

October 31, 2016

California Intermediate Tax Free Bond
	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$183,749,699	$—	$183,749,699
Short-term Investment	306,906	—	—	306,906
Total	$306,906	$183,749,699	$—	$184,056,605

National Intermediate Tax Free Bond
	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$51,852,235	$—	$51,852,235
Short-term Investment	1,271,274	—	—	1,271,274
Total	$1,271,274	$51,852,235	$—	$53,123,509

High Yield Bond
	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage-Backed Security	$—	$101,803	$—	$101,803
Common Stock	—	—	—	—
Corporate Bonds
Aerospace & Defense	—	311,625	—	311,625
Auto Components	—	620,256	—	620,256
Banks	—	262,311	—	262,311
Building Products	—	342,222	—	342,222
Capital Markets	—	380,016	—	380,016
Chemicals	—	785,648	—	785,648
Commercial Services & Supplies	—	646,219	—	646,219
Communications Equipment	—	866,925	—	866,925
Computers & Peripherals	—	218,054	—	218,054
Construction & Engineering	—	158,437	—	158,437
Construction Materials	—	308,797	—	308,797
Consumer Finance	—	735,947	—	735,947
Containers & Packaging	—	815,668	—	815,668
Diversified Consumer Services	—	105,000	—	105,000
Diversified Financial Services	—	196,352	—	196,352
Diversified Telecommunication Services	—	1,958,416	—	1,958,416
Electric Utilities	—	65,011	—	65,011
Electrical Equipment	—	69,318	—	69,318
Electronic Equipment, Instruments & Components	—	310,936	—	310,936
Energy Equipment & Services	—	649,688	—	649,688
Equity Real Estate Investment Trusts (REITs)	—	584,165	—	584,165
Food & Staples Retailing	—	347,625	—	347,625
Food Products	—	171,490	—	171,490
Gas Utilities	—	438,600	—	438,600
Health Care Equipment & Supplies	—	184,510	—	184,510
Health Care Providers & Services	—	1,658,538	—	1,658,538
Hotels, Restaurants & Leisure	—	1,095,826	—	1,095,826
Household Durables	—	440,137	—	440,137
Household Products	—	207,110	—	207,110
Independent Power and Renewable Electricity Producers	—	506,863	—	506,863

188

Notes to Financial Statements (Continued)

October 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Insurance	$—	$201,165	$—	$201,165
Internet & Direct Marketing Retail	—	212,875	—	212,875
IT Services	—	209,500	—	209,500
Machinery	—	295,075	—	295,075
Marine	—	106,094	—	106,094
Media	—	1,504,041	—	1,504,041
Metals & Mining	—	1,196,915	—	1,196,915
Multiline Retail	—	52,380	—	52,380
Multi-Utilities	—	76,500	—	76,500
Oil, Gas & Consumable Fuels	—	2,552,107	—	2,552,107
Paper & Forest Products	—	50,562	—	50,562
Personal Products	—	101,000	—	101,000
Pharmaceuticals	—	533,700	—	533,700
Real Estate Management & Development	—	262,481	—	262,481
Road & Rail	—	284,750	—	284,750
Semiconductors & Semiconductor Equipment	—	164,250	—	164,250
Software	—	310,496	—	310,496
Specialty Retail	—	105,844	—	105,844
Technology Hardware, Storage & Peripherals	—	131,875	—	131,875
Thrifts & Mortgage Finance	—	223,500	—	223,500
Trading Companies & Distributors	—	142,575	—	142,575
Wireless Telecommunication Services	—	700,550	—	700,550
Total Corporate Bonds	$—	$24,859,945	$—	$24,859,945
Forward Foreign Currency Contracts	—	10,054	—	10,054
Preferred Stock	—	—	—	—
Warrant	—	—	—	—
Total	$—	$24,971,802	$—	$24,971,802

Wisconsin Tax-Exempt
	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$92,645,464	$—	$92,645,464
Short-term Investment	1,748,271	—	—	1,748,271
Total	$1,748,271	$92,645,464	$—	$94,393,735

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended October 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2016, High Yield Bond held one common stock, one corporate bond, and one warrant investment that were categorized as Level 3 investments which were each valued at $0.

189

Notes to Financial Statements (Continued)

October 31, 2016

Bond

	Asset-Backed Securities	Total
Balance as of 10/31/15	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	17,458	17,458
Purchases*	2,500,000	2,500,000
Sales	(108,540)	(108,540)
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$2,408,918	$2,408,918
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/16**	$17,458	$17,458

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

Bond purchased and wrote put options on futures contracts. Such put option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of put options serves as a short hedge. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

190

Notes to Financial Statements (Continued)

October 31, 2016

When a Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When a Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Bond’s written options contracts are disclosed in the Statement of Operations under “Net realized gains/losses from written option transactions.”

Bond’s purchased options are disclosed in the Statement of Operations under “Net realized gains/losses from investment transactions.”

191

Notes to Financial Statements (Continued)

October 31, 2016

Transactions in Written Options During the Year Ended October 31, 2016:

Bond

Put Options
	Number of Contracts	Premiums
Balance at 10/31/15	—	$—
Written	100	21,605
Terminated in closing purchase transactions	—	—
Expirations	(100)	(21,605)
Exercised	—	—
Balance as of 10/31/16	—	$—

Amounts designated as “—” are zero or have been rounded to zero.

At October 31, 2016, Bond had no open option contracts.

(d)	Forward Foreign Currency Contracts

High Yield Bond is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). High Yield Bond entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

High Yield Bond forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

(e)	Futures Contracts

Bond is subject to interest rate risk in the normal course of pursuing its objective. Bond entered into financial futures contracts (“futures contracts”) to gain exposure to and/ or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made

192

Notes to Financial Statements (Continued)

October 31, 2016

each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2016

Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Unrealized appreciation from futures contracts	$44,438
Total		$44,438

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

High Yield Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$10,054
Total		$10,054

193

Notes to Financial Statements (Continued)

October 31, 2016

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

Bond

Realized Gain/(Loss):	Total
Purchased Options(a) Interest rate risk	$(61,208)
Written Options Interest rate risk	21,605
Futures Contracts Interest rate risk	376,287
Total	$336,684

(a)	Realized gains/(losses) from purchased options are included in “Net realized gains/losses from investment transactions.”

High Yield Bond

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency Risk	$301
Total	$301

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2016

Bond

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts Interest rate risk	$44,438
Total	$44,438

High Yield Bond

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency Risk	$10,054
Total	$10,054

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2016:

Bond

Options:
Average Value Purchased(a)	$28,125
Average Value Written(a)	$7,813
Average number of purchased option contracts(a)	100
Average number of written option contracts(a)	100

194

Notes to Financial Statements (Continued)

October 31, 2016

Futures Contracts:
Average Notional Balance Long(b)	$7,647,781
Average Notional Balance Short(c)	$14,812,063

High Yield Bond

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold(d)	$336,712
(a)	Bond entered into options contracts from July 13, 2016 through August 26, 2016.
(b)	Bond entered into long futures contracts beginning October 31, 2016.
(c)	Bond entered into short futures contracts from July 29, 2016 through October 31, 2016.
(d)	High Yield Bond entered into forward foreign currency exchange contracts from September 7, 2016 through October 31, 2016.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2016, Bond has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes, High Yield Bond does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth High Yield Bond’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$10,054	$—	$10,054
Total	$10,054	$—	$10,054

Amounts designated as “—” are zero.

195

Notes to Financial Statements (Continued)

October 31, 2016

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	$10,054	$—	$—	$10,054
Total	$10,054	$—	$—	$10,054

Amounts designated as “—” are zero.

(f)	Securities Lending

During the year ended October 31, 2016, Bond, Core Plus Bond and HM Bond entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2016, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Bond	$3,981,285
Core Plus Bond	32,197,504

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets.

196

Notes to Financial Statements (Continued)

October 31, 2016

U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2016, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2016, HM Bond, did not have any portfolio securities on loan.

(g)	Joint Repurchase Agreements

During the year ended October 31, 2016, Bond, Core Plus Bond, HM Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2016, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $251,902,239, collateralized by U.S. Treasury Notes, ranging from 2.25% — 3.50%, maturing 11/30/17 — 05/15/24; total market value $256,938,007.

At October 31, 2016, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bond	BNP Paribas Securities Corp.	$3,819,511	$—	$3,819,511	$(3,819,511)	$—
Core Plus Bond	BNP Paribas Securities Corp.	30,889,205	—	30,889,205	(30,889,205)	—

Amounts designated as “—” are zero.

*	At October 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

197

Notes to Financial Statements (Continued)

October 31, 2016

At October 31, 2016, HM Bond, did not hold any repurchase agreements.

During the year ended October 31, 2016, Government Money Market, along with another series of Nationwide Variable Insurance Trust (“NVIT”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Government Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, Government Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Government Money Market may be delayed or limited.

At October 31, 2016, the joint repos on a gross basis were as follows:

ING Financial Markets LLC, 0.32%, dated 10/26/16, due 11/02/16, repurchase price $225,014,000, collateralized by U.S. Government Agency Securities, ranging from 0.83% — 4.00%, maturing 03/15/36 — 05/01/44; total market value $231,763,405.

RBS Securities, Inc., 0.31%, dated 10/31/16, due 11/01/16, repurchase price $350,003,014, collateralized by U.S. Government Treasury Securities, ranging from 0.50% — 3.13%, maturing 11/30/16 — 07/31/23; total market value $357,001,046.

Natixis Financial Products LLC, 0.34%, dated 10/31/16, due 11/01/16, repurchase price $50,000,472, collateralized by U.S. Government Agency Securities, ranging from 1.03% — 6.50%, maturing 12/15/34 — 10/15/46; total market value $51,500,486.

Wells Fargo Securities LLC, 0.34%, dated 10/31/16, due 11/01/16, repurchase price $350,003,306, collateralized by U.S. Government Agency Securities, ranging from 0.00% — 4.44%, maturing 03/25/20 — 01/15/55; total market value $360,503,405.

ING Financial Markets LLC, 0.33%, dated 10/31/16, due 11/01/16, repurchase price $125,791,153, collateralized by U.S. Government Agency Securities, ranging from 1.96% — 5.15%, maturing 11/01/35 — 08/01/46; total market value $129,564,914.

198

Notes to Financial Statements (Continued)

October 31, 2016

At October 31, 2016, Government Money Market’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Government Money Market	ING Financial Markets LLC	$75,000,000	$—	$75,000,000	$(75,000,000)	$—
Government Money Market	ING Financial Markets LLC	69,220,000	—	69,220,000	(69,220,000)	—
Government Money Market	Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
Government Money Market	RBS Securities, Inc.	100,000,000	—	100,000,000	(100,000,000)	—
Government Money Market	Wells Fargo Securities LLC	100,000,000	—	100,000,000	(100,000,000)	—

Amounts designated as “—” are zero.

*	At October 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in each joint repo. Please refer to the Statement of Investments for Government Money Market’s undivided interest in each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to paydown reclass, redesignation of distributions, deflation adjustments on indexed securities, and expiration of capital loss carryforwards. These reclassifications have no effect upon the NAV of a

199

Notes to Financial Statements (Continued)

October 31, 2016

Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2016 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond	$—	$447,558	$(447,558)
Core Plus Bond	(357)	2,960,184	(2,959,827)
Government Bond	(72)	31,515	(31,443)
Government Money Market	15,649	181	(15,830)
HM Bond	—	458,244	(458,244)
California Intermediate Tax Free Bond	—	(2,780)	2,780
National Intermediate Tax Free Bond	—	280	(280)
Short Term Bond	—	768,071	(768,071)
High Yield Bond	(4,782,241)	582	4,781,659
Inflation-Protected Securities	(286,903)	(643,188)	930,091
Wisconsin Tax Exempt	—	(20,718)	20,718

Amounts designated as “—” are zero or have been rounded to zero.

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

200

Notes to Financial Statements (Continued)

October 31, 2016

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2016, the subadviser for each Fund is as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Bond	NWAM(a)
Government Money Market	Federated Investment Management Company
HM Bond	HighMark Capital Management, Inc. (“HighMark”)
California Intermediate Tax Free Bond	HighMark
National Intermediate Tax Free Bond	HighMark
Short Term Bond	HighMark
High Yield Bond	UBS Asset Management (Americas) Inc.
Inflation-Protected Securities	NWAM(a)
Wisconsin Tax Exempt	Ziegler Capital Management, LLC
(a)	NWAM is an affiliate of NFA.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2016, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.44%
	$250 million up to $1 billion	0.415%
	$1 billion up to $2 billion	0.39%
	$2 billion up to $5 billion	0.365%
	$5 billion and more	0.34%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion and more	0.40%
Government Bond	Up to $250 million	0.45%
	$250 million up to $1 billion	0.425%
	$1 billion up to $2 billion	0.40%
	$2 billion up to $5 billion	0.375%
	$5 billion and more	0.35%
Government Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%

201

Notes to Financial Statements (Continued)

October 31, 2016

Fund	Fee Schedule	Advisory Fee (annual rate)
HM Bond	Up to $250 million	0.44%
	$250 million up to $1 billion	0.415%
	$1 billion up to $2 billion	0.39%
	$2 billion up to $5 billion	0.365%
	$5 billion and more	0.34%
California Intermediate Tax Free Bond	Up to $250 million	0.45%
	$250 million and more	0.40%
National Intermediate Tax Free Bond	Up to $250 million	0.45%
	$250 million and more	0.40%
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	$1 billion and more	0.475%
Inflation-Protected Securities	All assets	0.25%
Wisconsin Tax Exempt	Up to $250 million	0.50%
	$250 million and more	0.40%

For the year ended October 31, 2016, the effective advisory fee rates before and after voluntary advisory fee waivers were as follows

Fund	Effective Advisory Fee Rate Before Voluntary* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Voluntary* Fee Waivers	Effective Advisory Fee Rate After Voluntary* Fee Waivers and Expense Reimbursements
Bond	0.43%	N/A	0.34%
Core Plus Bond	0.44%	N/A	0.44
Government Bond	0.45%	N/A	0.32
Government Money Market	0.39%	0.35%	0.35
HM Bond	0.43%	N/A	0.43
California Intermediate Tax Free Bond	0.45%	N/A	0.34
National Intermediate Tax Free Bond	0.45%	N/A	0.09
Short Term Bond	0.35%	N/A	0.34
High Yield Bond	0.55%	N/A	0.00
Inflation-Protected Securities	0.25%	N/A	0.17
Wisconsin Tax Exempt	0.50%	N/A	0.35

N/A — Not Applicable.

*	Voluntary waivers may be discontinued at any time at the discretion of NFA.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $876,927 during the year ended October 31, 2016.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP,

202

Notes to Financial Statements (Continued)

October 31, 2016

expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until March 31, 2017.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.44%
Core Plus Bond	All Classes	0.70
Government Bond	All Classes	0.70	(a)
Government Money Market	Investor Shares	0.59
	Institutional Class	0.59
	Service Class	0.59	(b)
HM Bond	All Classes	0.65	(c)
California Intermediate Tax Free Bond	All Classes	0.49	(c)
National Intermediate Tax Free Bond	All Classes	0.47	(c)
Short Term Bond	All Classes	0.45	(c)
High Yield Bond	All Classes	0.75
Inflation-Protected Securities	All Classes	0.30
Wisconsin Tax Exempt	All Classes	0.60	(c)
(a)	Pursuant to an amendment to the Expense Limitation Agreement, the expense limitation that applies to Government Bond was reduced from 0.76% to 0.70% effective April 1, 2016.
(b)	Effective April 1, 2016 through March 31, 2017, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%. NFD waived Distribution fees for Government Money Market, Service Class, in the amount of $2,467.
(c)	For the period April 1, 2016 through October 31, 2016. Pursuant to an amendment to the Expense Limitation Agreement, the Fund’s class specific expense limitation was replaced with a Fund expense limitation effective April 1, 2016 through March 31, 2017.

Prior to April 1, 2016, the Trust and NFA had a written Expense Limitation Agreement that limited the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
HM Bond	0.97%	1.40%	0.72%	0.65%
California Intermediate Tax Free Bond	0.79	1.24	0.54	0.49
National Intermediate Tax Free Bond	0.77	1.22	0.52	0.47
Short Term Bond	0.76	1.20	0.51	0.45
Wisconsin Tax Exempt	0.90	1.35	0.65	0.60

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously

203

Notes to Financial Statements (Continued)

October 31, 2016

waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2016, the cumulative potential reimbursements for the Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
Bond	$278,508	$336,736	$404,470	$1,019,714
Core Plus Bond	—	—	—	—
Government Bond	N/A	4,983	77,780	82,763
Government Money Market	—	—	—	—
HM Bond(a)	—	—	—	—
California Intermediate Tax Free Bond(a)	—	—	117,339	117,339
National Intermediate Tax Free Bond(a)	—	—	129,138	129,138
Short Term Bond(a)	—	—	1,695	1,695
High Yield Bond	161,537	148,837	174,403	484,777
Inflation-Protected Securities	121,641	102,179	129,005	352,825
Wisconsin Tax Exempt	—	—	84,759	84,759

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2016, HM Bond reimbursed NFA in the amount of $3,402.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2016, NFM earned $ $1,774,095 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

204

Notes to Financial Statements (Continued)

October 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2016, the Funds’ aggregate portion of such costs amounted to $16,095.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Bond	0.25	1.00	0.50	N/A
Government Money Market	N/A	N/A	N/A	0.15%
HM Bond	0.25	0.75	N/A	N/A
California Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
National Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A
High Yield Bond	0.25	0.75	N/A	N/A
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Wisconsin Tax Exempt	0.25	0.75	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond and High Yield Bond Class A sales charges range from 0.00% to 4.25%, and Bond, Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, Inflation-Protected Securities and Wisconsin Tax Exempt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2016, the Funds imposed front-end sales charges of $116,195. From these fees, NFD retained a portion amounting to $10,337.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities and 0.50% for HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt. Class C CDSCs are 1.00% for Bond, Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt and 0.75% for High Yield Bond. During the year ended October 31, 2016, the Funds imposed CDSCs of $2,875. NFD retained all of the CDSCs imposed by the Funds.

205

Notes to Financial Statements (Continued)

October 31, 2016

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Investor Shares, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2016, the effective rates for administrative services fees were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Investor Shares	Institutional Service Class Shares	Service Class Shares
Bond	0.05%	0.05%	0.20%	N/A	0.05%	N/A
Core Plus Bond	0.12	N/A	N/A	N/A	0.10	N/A
Government Bond	0.12	0.05	0.25	N/A	0.08	N/A
Government Money Market	N/A	N/A	N/A	0.15%	N/A	0.17%
HM Bond	0.14	0.08	N/A	N/A	0.22	N/A
California Intermediate Tax Free Bond	0.07	0.05	N/A	N/A	0.07	N/A
National Intermediate Tax Free Bond	0.06	0.04	N/A	N/A	0.04	N/A
Short Term Bond	0.08	0.08	N/A	N/A	0.07	N/A
High Yield Bond	0.13	0.12	N/A	N/A	0.14	N/A
Inflation-Protected Securities	0.03	N/A	N/A	N/A	N/A	N/A
Wisconsin Tax Exempt	0.05	0.04	N/A	N/A	0.03	N/A

N/A — Not Applicable.

For the year ended October 31, 2016, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond	$34,940
Core Plus Bond	9,019
Government Bond	56,597
Government Money Market	584,335
HM Bond	694,382
California Intermediate Tax Free Bond	90,769
National Intermediate Tax Free Bond	15,130
Short Term Bond	112,506
High Yield Bond	30,661
Inflation-Protected Securities	166
Wisconsin Tax Exempt	45,308

During the year ended October 31, 2016, NFA voluntarily waived investment advisory fees payable by Government Money Market in an amount equal to $377,001. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Government Money Market in an amount equal to $2,289. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Investor Shares and Service Class shares of Government Money Market in an amount equal to $415,151. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Government Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

206

Notes to Financial Statements (Continued)

October 31, 2016

On June 25, 2015, NFA, the investment adviser to Government Money Market, made a contribution of $1,865,666 to the Fund primarily to offset capital losses incurred by Government Money Market due to the sale of securities. The contribution had no impact to the total return of Government Money Market.

As of October 31, 2016, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	89.01%
Core Plus Bond	72.13
Government Bond	26.68
Government Money Market	23.42
HM Bond	28.01
California Intermediate Tax Free Bond	—
National Intermediate Tax Free Bond	—
Short Term Bond	53.73
High Yield Bond	—
Inflation-Protected Securities	99.09
Wisconsin Tax Exempt	0.01

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust, excluding Government Money Market, and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended October 31, 2016, the Funds had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

207

Notes to Financial Statements (Continued)

October 31, 2016

5.  Investment Transactions

For the year ended October 31, 2016, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond	$661,955,471	$533,008,733
Core Plus Bond	945,479,277	885,988,143
Government Bond	16,474,351	35,041,400
HM Bond	326,438,078	310,317,610
California Intermediate Tax Free Bond	43,784,529	38,441,594
National Intermediate Tax Free Bond	16,219,221	24,555,444
Short Term Bond	192,814,991	173,403,490
High Yield Bond	16,954,797	26,682,942
Inflation-Protected Securities	—	50,744,996
Wisconsin Tax Exempt	9,293,592	14,680,912
*	Includes purchases and sales of long-term U.S. Government securities, if any.

Amount designated as “—” is zero or has been rounded to zero

For the year ended October 31, 2016, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$288,227,387	$386,248,958
Core Plus Bond	308,700,418	328,241,639
Government Bond	12,466,811	7,568,792
HM Bond	136,473,645	120,115,202
California Intermediate Tax Free Bond	—	—
National Intermediate Tax Free Bond	—	—
Short Term Bond	45,681,152	31,597,539
High Yield Bond	995,039	1,006,172
Inflation-Protected Securities	—	50,744,996
Wisconsin Tax Exempt	—	—

Amounts designated as “—” are zero or have been rounded to zero.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and

208

Notes to Financial Statements (Continued)

October 31, 2016

repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Concentration of Credit Risk

As of the date of these financial statements, the California Intermediate Tax-Free Bond Fund invests in debt securities issued by the State of California and its political subdivisions. As of the date of these financial statements, the Wisconsin Tax- Exempt Fund invests in debt securities issued by the State of Wisconsin and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in their respective states.

Other

California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, and Wisconsin Tax Exempt may invest through an omnibus account at the Funds’ custodian, JPMorgan, any un-invested cash on a daily basis into one of the following money market funds: Dreyfus Tax Exempt Cash Management, Institutional Shares, or Morgan Stanley Institutional Liquidity Funds Tax Exempt, Institutional Shares. As with investments in any money market fund, the Funds’ investments in the aforementioned money market funds are neither guaranteed nor insured, and shares of these money market funds may decline in value, causing losses to the Funds.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

209

Notes to Financial Statements (Continued)

October 31, 2016

9.  Other

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	65.80%	4	(a)
Core Plus Bond	30.16	2	(a)
Government Bond	36.15	2
Government Money Market	58.67	2
HM Bond	75.66	5
California Intermediate Tax Free Bond	60.11	4
National Intermediate Tax Free Bond	62.45	3
Short Term Bond	53.34	3	(a)
High Yield Bond	49.48	1
Inflation-Protected Securities	87.91	5	(a)
Wisconsin Tax Exempt	28.39	1
(a)	Each such account is the account of an affiliated fund.

10.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$11,626,192	$—	$11,626,192	$—	$—	$11,626,192
Core Plus Bond	32,730,932	—	32,730,932	—	—	32,730,932
Government Bond	863,507	—	863,507	—	36,908	900,415
Government Money Market	220,104	—	220,104	—	—	220,104
HM Bond	12,491,670	861,861	13,353,531	—	—	13,353,531
California Intermediate Tax Free Bond	—	518,856	518,856	3,969,848	—	4,488,704
National Intermediate Tax Free Bond	—	1,018,316	1,018,316	1,113,233	—	2,131,549
Short Term Bond	4,783,793	—	4,783,793	—	—	4,783,793
High Yield Bond	1,391,227	—	1,391,227	—	—	1,391,227
Inflation-Protected Securities	—	—	—	—	—	—
Wisconsin Tax Exempt	—	—	—	2,718,586	—	2,718,586

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

210

Notes to Financial Statements (Continued)

October 31, 2016

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$6,102,848	$730,235	$6,833,083	$—	$—	$6,833,083
Core Plus Bond	28,283,567	—	28,283,567	—	—	28,283,567
Government Bond	1,017,124	—	1,017,124	—	—	1,017,124
HM Bond	11,874,896	3,371,925	15,246,821	—	—	15,246,821
California Intermediate Tax Free Bond	—	1,421,789	1,421,789	4,278,370	—	5,700,159
National Intermediate Tax Free Bond	—	1,208,543	1,208,543	1,394,073	—	2,602,616
Short Term Bond	4,984,558	—	4,984,558	—	—	4,984,558
High Yield Bond	2,092,785	—	2,092,785	—	—	2,092,785
Inflation-Protected Securities	373,235	—	373,235	—	—	373,235
Money Market	—	—	—	—	—	—
Wisconsin Tax Exempt	—	—	—	3,156,539	—	3,156,539

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond	$2,864,742	$—	$157,881	$3,022,623	$(1,073,489)	$—	$6,212,374	$8,161,508
Core Plus Bond	4,349,673	—	—	4,349,673	(2,886,363)	—	9,152,573	10,615,883
Government Bond	—	—	—	—	(67,346)	(1,481,385)	1,919,221	370,490
Government Money Market	—	—	—	—	—	—	—	—
HM Bond	1,380,615	—	4,943,252	6,323,867	(1,038,993)	—	10,341,630	15,626,504
California Intermediate Tax Free Bond	348	306,218	2,464,614	2,771,180	(306,208)	—	8,429,419	10,894,391
National Intermediate Tax Free Bond	—	75,414	1,489,495	1,564,909	(75,353)	—	1,300,551	2,790,107
Short Term Bond	363,526	—	—	363,526	(423,641)	(6,353,504)	1,283,901	(5,129,718)
High Yield Bond	118,106	—	—	118,106	(110,396)	(29,604,525)	464,901	(29,131,914)
Inflation-Protected Securities	—	—	—	—	—	(4,778,806)	(1,416,068)	(6,194,874)
Wisconsin Tax Exempt	—	223,984	—	223,984	(221,630)	(4,792,723)	1,287,760	(3,502,609)

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

211

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$536,480,467	$9,464,016	$(3,259,758)	$6,204,258
Core Plus Bond	1,039,887,153	18,645,900	(9,493,327)	9,152,573
Government Bond	47,787,745	1,963,206	(43,985)	1,919,221
Government Money Market	786,476,183	633	(633)	—
HM Bond	561,433,588	15,561,886	(5,220,256)	10,341,630
California Intermediate Tax Free Bond	175,627,186	8,628,012	(198,593)	8,429,419
National Intermediate Tax Free Bond	51,822,958	1,389,786	(89,235)	1,300,551
Short Term Bond	379,531,028	2,143,098	(859,197)	1,283,901
High Yield Bond	24,496,652	852,926	(387,830)	465,096
Inflation-Protected Securities	146,301,232	2,023,669	(3,439,737)	(1,416,068)
Wisconsin Tax Exempt	93,105,975	4,992,915	(3,705,155)	1,287,760

Amount designated as “—” is zero or has rounded to zero.

As of October 31, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Government Bond	$1,481,385	Unlimited
Short Term Bond	6,138,650	Unlimited
Short Term Bond	214,854	2017
High Yield Bond	3,879,186	Unlimited
High Yield Bond	25,725,339	2017
Inflation-Protected Securities	4,778,806	Unlimited
Wisconsin Tax Exempt	4,792,723	Unlimited

During the year ended October 31, 2016, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Bond	$139,586	$—
Core Plus Bond	999,585	—
High Yield Bond	—	4,782,241
Inflation-Protected Securities	782,597	—
Wisconsin Tax Exempt	366,673	—

Amounts designated as “—” are zero or have rounded to zero.

11.  Subsequent Events

Effective December 6, 2016, Inflation-Protected Securities began offering Institutional Service Class shares.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

212

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide Government Money Market Fund (formerly, Nationwide Money Market Fund), Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund, Nationwide Inflation-Protected Securities Fund, and Nationwide Ziegler Wisconsin Tax Exempt Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

213

Supplemental Information

October 31, 2016 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Core Plus Bond	2.44%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
HM Bond	$861,861
California Intermediate Tax Free Bond	518,856
National Intermediate Tax Free Bond	1,018,316

214

Management Information

October 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

215

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

216

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

217

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

218

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

219

Management Information (Continued)

October 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

220

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

221

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

222

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

223

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

224

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

225

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

226

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

227

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-CFX 12/16

Annual Report

October 31, 2016

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Technology & Science Fund

Nationwide Diverse Managers Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Geneva Small Cap Growth Fund

Nationwide Growth Fund

Nationwide HighMark Large Cap Core Equity Fund

Nationwide HighMark Small Cap Core Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide Ziegler Equity Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the annual period ended October 31, 2016, the Nationwide Bailard Cognitive Value Fund (Class M) returned 3.47% versus 8.81% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 303 funds as of October 31, 2016) was 5.92% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

There are two primary determinants of the Fund’s relative performance. One is how well the subadviser’s multifactor Behavioral Ranking Model (BRM) is working, and the other is how successfully the model’s signals are translated into Fund performance.

As addressed in previous reports, changes to the BRM in 2012 improved its theoretical performance, but unwittingly reduced the realizable performance in the actual portfolio. Modifications to address this problem were initiated in the Fall of 2013, and completed near the end of March, 2014. Throughout the modification process, realizable performance moved closer to actual BRM performance, and this increase in realizable performance persisted until Fund turnover was reduced for competitive purposes. Unfortunately, this reduced turnover again widened the gap between the model’s theoretical performance and the Fund’s realized performance. Efforts continue to ensure that the maximum realizable performance is achieved at any turnover level, but as turnover is reduced, the job gets harder.

Ideally, the Fund would make no sector or subsector bets at all, as we believe that stock selection holds much greater potential for excess return, and effort on the margin is better spent on improving stock selection than in attempting sector rotation. Unfortunately, tracking error without making sector bets tends to max out at around 4.5%, below the typical small-cap value managers’ 6.5% tracking error.

As a result, we optimize to 24 economic subsectors, allowing up to +/-2% deviation from the average small-cap value competitor’s weight in each. Stock selection then overweights or underweights each subsector depending upon the abundance or scarcity of high BRM scores within. Because we are making sector bets by default and not conscious choice, which sectors happened to outperform or underperform is strictly a byproduct of overall BRM efficacy and our ability to capture that in the portfolio.

For the reporting period, an overweighting in materials and an underweighting in energy were the largest allocation performance contributors versus the index. The biggest individual stock contributor to performance was Chase Corp. Strong, consistent earnings growth helped to propel the stock higher. The second-largest contributor to performance was Douglas Dynamics, which benefited from snowfall patterns that boosted sales of its snowplows. The third-largest individual stock performance contributor was Cascade Microtech, which was taken over for a significant premium in 2016. Cascade Microtech is no longer in the portfolio.

For the reporting period, an underweight in both REITs and electric utilities were the biggest subsector allocation detractors from performance versus the index, though the Fund’s cash allocation actually detracted more from performance than its underweight in electric utilities when compared to the cash-free index. Net 1 UEPS Technologies, last year’s biggest individual positive contributor to performance, became this year’s biggest detractor from performance as a string of positive earnings surprises last year was followed by a string of negative earnings surprises this year. Net 1 UEPS Technologies is no longer in the portfolio. Mercer International also hurt performance, and for similar reasons. A string of positive earnings surprises was followed up by a string of negative earnings surprises. Mercer International is no longer in the portfolio. Costamare was the third-largest individual stock detractor from performance during the period. Costamare was hurt by concerns surrounding the Greek economy, and weakness in its shipping lines. Costamare is no longer in the portfolio.

Subadviser:

Bailard, Inc.

Fund Commentary (con’t.)	Nationwide Bailard Cognitive Value Fund

Portfolio Manager:

Thomas J. Mudge III, CFA

The Fund is subject to the risks of investing in equity securities (including small and micro-cap companies). Value funds may underperform other funds that use different investing styles. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Cognitive Value Fund

Asset Allocation†

Common Stocks	90.7%
Exchange Traded Funds	7.2%
Repurchase Agreement	1.0%
Other assets in excess of liabilities	1.1%
Investment Company††	0.0%
100.0%

Top Industries†††

Banks	10.7%
Electronic Equipment, Instruments & Components	6.9%
Equity Real Estate Investment Trusts (REITs)	6.5%
Chemicals	6.5%
Insurance	5.9%
Thrifts & Mortgage Finance	5.7%
Machinery	5.4%
Electric Utilities	4.0%
Commercial Services & Supplies	3.5%
IT Services	3.2%
Other Industries*	41.7%
100.0%

Top Holdings†††

Vanguard Small-Cap Value ETF	2.8%
Insight Enterprises, Inc.	2.4%
ACCO Brands Corp.	2.4%
First Defiance Financial Corp.	2.4%
iShares Russell 2000 Value ETF	2.4%
Stepan Co.	2.3%
First Financial Corp.	2.1%
Customers Bancorp, Inc.	2.0%
Guggenheim S&P Smallcap 600 Pure Value ETF	2.0%
Flagstar Bancorp, Inc.	2.0%
Other Holdings*	77.2%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class M) returned 3.47%, underperforming its benchmark by 5.34% and the Lipper peer category median by 2.45%

•

Underweightings in both REITs and electric utilities were the biggest subsector allocation detractors from performance versus the index; Net 1 UEPS Technologies was the biggest individual stock detractor

•

An overweighting in materials and an underweighting in energy were the largest allocation performance contributors versus the index; the biggest individual stock contributor was Chase Corp., propelled by strong, consistent earnings growth

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	3.07%	10.53%	5.13%
	w/SC3	(2.85)%	9.28%	4.54%
Class C1	w/o SC2	2.27%	9.77%	4.45%
	w/SC4	1.27%	N/A	N/A
Class M1,5		3.47%	10.93%	5.54%
Institutional Service Class[1,5,6]		3.41%	10.88%	5.49%
Institutional Class[5]		3.47%	N/A	5.71%	[7]
Russell 2000® Value Index		8.81%	11.63%	4.91%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Gross Expense Ratio^
Class A	1.46%
Class C	2.22%
Class M	1.13%
Institutional Service Class	1.21%
Institutional Class	1.13%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Cognitive Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,054.30	7.02	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.90	1.36
Class C Shares	Actual	(a)	1,000.00	1,049.30	11.02	2.14
	Hypothetical	(a)(b)	1,000.00	1,014.38	10.84	2.14
Class M Shares	Actual	(a)	1,000.00	1,055.60	5.32	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.23	1.03
Institutional Service Class Shares	Actual	(a)	1,000.00	1,055.20	5.94	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.36	5.84	1.15
Institutional Class Shares	Actual	(a)	1,000.00	1,055.60	5.32	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.23	1.03

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Bailard Cognitive Value Fund

Common Stocks 90.7%

	Shares	Market Value

Aerospace & Defense 0.6%
National Presto Industries, Inc. (a)	5,700	$497,325

Airlines 0.7%
SkyWest, Inc.	19,100	575,865

Auto Components 1.7%
Cooper Tire & Rubber Co.	14,900	547,575
Standard Motor Products, Inc.	9,785	478,487
Superior Industries International, Inc.	17,300	423,850

		1,449,912

Banks 10.6%
Central Pacific Financial Corp.	56,500	1,448,095
Customers Bancorp, Inc.*	63,400	1,716,238
Financial Institutions, Inc.	61,600	1,653,960
First Financial Corp.	44,650	1,790,465
MainSource Financial Group, Inc.	47,000	1,173,120
Peapack Gladstone Financial Corp.	20,500	433,575
Republic Bancorp, Inc., Class A	6,400	202,496
Sierra Bancorp	35,000	625,100

		9,043,049

Biotechnology 0.3%
Five Prime Therapeutics, Inc.*	5,600	271,768

Building Products 1.3%
Alpha Pro Tech Ltd.*	92,660	310,411
Insteel Industries, Inc.	27,900	750,510
Universal Forest Products, Inc.	700	60,193

		1,121,114

Capital Markets 0.4%
Monroe Capital Corp.	25,000	370,250

Chemicals 6.4%
Chase Corp.	22,570	1,542,659
Core Molding Technologies, Inc.*	17,800	310,076
Innospec, Inc.	21,300	1,283,325
Stepan Co.	27,100	1,924,913
Tredegar Corp.	23,821	440,689

		5,501,662

Commercial Services & Supplies 3.5%
ACCO Brands Corp.*	184,700	2,050,170
Brady Corp., Class A	21,370	707,347
Ennis, Inc.	14,000	205,100

		2,962,617

Communications Equipment 0.2%
NETGEAR, Inc.*	4,100	207,050

Construction & Engineering 0.5%
Goldfield Corp. (The)*	150,200	413,050

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.5%
Greif, Inc., Class A	8,300	$388,938

Distributors 0.1%
AMCON Distributing Co.	1,000	90,500

Electric Utilities 3.9%
ALLETE, Inc.	6,800	416,772
PNM Resources, Inc.	45,200	1,484,820
Portland General Electric Co.	33,300	1,453,212

		3,354,804

Electrical Equipment 1.9%
EnerSys	24,300	1,582,659

Electronic Equipment, Instruments & Components 6.8%
Insight Enterprises, Inc.*	71,800	2,067,122
Orbotech Ltd.*	43,800	1,200,120
PCM, Inc.*	27,467	582,300
Plexus Corp.*	12,400	568,044
Sanmina Corp.*	13,200	364,980
Wayside Technology Group, Inc.	57,113	999,478

		5,782,044

Energy Equipment & Services 3.0%
Archrock, Inc.	71,700	831,720
Atwood Oceanics, Inc. (a)	24,500	186,935
Dawson Geophysical Co.*	73,800	483,390
Gulf Island Fabrication, Inc.	9,000	90,000
Helix Energy Solutions Group, Inc.*	6,700	58,424
Matrix Service Co.*	4,800	84,960
Nabors Industries Ltd.	12,100	143,990
Natural Gas Services Group, Inc.*	9,900	214,830
Oil States International, Inc.*	6,800	198,900
Patterson-UTI Energy, Inc.	6,000	134,880
Rowan Cos. plc, Class A	11,800	156,586

		2,584,615

Equity Real Estate Investment Trusts (REITs) 6.5%
Agree Realty Corp.	19,400	937,990
American Assets Trust, Inc.	29,000	1,151,590
Corporate Office Properties Trust	30,300	808,707
DCT Industrial Trust, Inc.	8,900	416,075
DuPont Fabros Technology, Inc.	700	28,567
One Liberty Properties, Inc.	14,300	336,908
Post Properties, Inc.	22,300	1,467,117
Urstadt Biddle Properties, Inc., Class A	16,912	363,608

		5,510,562

Food & Staples Retailing 1.0%
Village Super Market, Inc., Class A	4,800	143,520
Weis Markets, Inc.	12,800	712,064

		855,584

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products 3.0%
Fresh Del Monte Produce, Inc.	8,100	$488,835
John B. Sanfilippo & Son, Inc.	13,600	689,248
Omega Protein Corp.*	62,100	1,384,830

		2,562,913

Health Care Equipment & Supplies 1.9%
FONAR Corp.*	70,021	1,270,881
Utah Medical Products, Inc.	5,730	356,120

		1,627,001

Hotels, Restaurants & Leisure 0.4%
Ark Restaurants Corp.	15,024	309,494

Household Durables 1.6%
Flexsteel Industries, Inc.	32,300	1,353,370

Household Products 0.8%
Oil-Dri Corp. of America	20,600	695,456

Insurance 5.8%
Argo Group International Holdings Ltd.	3,700	205,720
Baldwin & Lyons, Inc., Class B	28,500	701,100
Donegal Group, Inc., Class A	87,700	1,319,885
Employers Holdings, Inc.	35,000	1,097,250
Selective Insurance Group, Inc.	44,900	1,659,055

		4,983,010

Internet Software & Services 0.6%
Liquidity Services, Inc.*	20,400	180,540
Reis, Inc.	18,000	353,700

		534,240

IT Services 3.1%
Convergys Corp.	53,600	1,565,120
CSP, Inc.	10,400	108,056
Datalink Corp.*	75,800	718,584
Sykes Enterprises, Inc.*	9,900	264,726

		2,656,486

Leisure Products 1.2%
Johnson Outdoors, Inc., Class A	29,400	1,057,812

Machinery 5.4%
Douglas Dynamics, Inc.	37,504	1,203,878
Eastern Co. (The)	18,900	372,330
Kadant, Inc.	18,800	971,020
Luxfer Holdings plc, ADR-UK	68,700	645,093
Lydall, Inc.*	16,600	776,050
Supreme Industries, Inc., Class A	49,500	603,405

		4,571,776

Media 0.6%
Saga Communications, Inc., Class A	12,900	541,800

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 1.7%
DRDGOLD Ltd., ADR-ZA	70,000	$361,900
Kaiser Aluminum Corp.	14,800	1,072,852

		1,434,752

Multi-Utilities 0.7%
NorthWestern Corp.	10,600	610,030

Oil, Gas & Consumable Fuels 0.9%
Gran Tierra Energy, Inc.* (a)	113,600	330,576
Ship Finance International Ltd. (a)	10,100	127,765
TransGlobe Energy Corp.	52,200	95,004
Western Refining, Inc.	7,800	225,030

		778,375

Paper & Forest Products 0.5%
Schweitzer-Mauduit International, Inc.	10,900	402,319

Professional Services 2.5%
CBIZ, Inc.*	127,200	1,405,560
CRA International, Inc.*	23,900	744,246

		2,149,806

Semiconductors & Semiconductor Equipment 1.4%
Rudolph Technologies, Inc.*	67,200	1,216,320

Software 0.4%
GlobalSCAPE, Inc.	42,504	154,714
Mind CTI Ltd.	72,489	167,450

		322,164

Specialty Retail 0.8%
Cato Corp. (The), Class A	14,200	421,314
Party City Holdco, Inc.* (a)	14,300	232,375

		653,689

Textiles, Apparel & Luxury Goods 0.6%
Crown Crafts, Inc.	32,392	312,583
Delta Apparel, Inc.*	13,800	227,700

		540,283

Thrifts & Mortgage Finance 5.7%
First Defiance Financial Corp.	51,225	2,022,363
Flagstar Bancorp, Inc.*	61,000	1,673,230
Territorial Bancorp, Inc.	40,400	1,152,208

		4,847,801

Trading Companies & Distributors 0.4%
Huttig Building Products, Inc.*	61,825	298,615

Wireless Telecommunication Services 0.8%
Spok Holdings, Inc.	39,300	709,365

Total Common Stocks (cost $69,044,197)		77,420,245

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard Cognitive Value Fund (Continued)

Exchange Traded Funds 7.2%

	Shares	Market Value

Equity Funds 7.2%
Guggenheim S&P Smallcap 600 Pure Value ETF	28,300	$1,713,565
iShares Russell 2000 Value ETF	19,900	2,019,452
Vanguard Small-Cap Value ETF	22,400	2,406,432

Total Exchange Traded Funds (cost $5,520,240)		6,139,449

Investment Company 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	35,870	35,870

Total Investment Company (cost $35,870)		35,870

Repurchase Agreement 1.0%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $846,894, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $863,824. (b)(d)	$846,887	846,887

Total Repurchase Agreement (cost $846,887)		846,887

Total Investments (cost $75,447,194) (e) — 98.9%		84,442,451

Other assets in excess of liabilities — 1.1%		949,023

NET ASSETS — 100.0%		$85,391,474

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $844,725.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $882,757.

(c)	Represents 7-day effective yield as of October 31, 2016.
(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.
(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

UK	United Kingdom

ZA	South Africa

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Bailard Cognitive Value Fund
Assets:
Investments, at value* (cost $74,600,307)	$83,595,564
Repurchase agreement, at value (cost $846,887)	846,887

Total Investments, at value (total cost $75,447,194)	84,442,451

Cash	1,878,597
Interest and dividends receivable	50,647
Security lending income receivable	973
Receivable for investments sold	514,604
Receivable for capital shares issued	8,606
Prepaid expenses	23,775

Total Assets	86,919,653

Liabilities:
Payable for investments purchased	515,224
Payable for capital shares redeemed	25,021
Payable upon return of securities loaned (Note 2)	882,757
Accrued expenses and other payables:
Investment advisory fees	55,505
Fund administration fees	8,756
Distribution fees	385
Administrative servicing fees	339
Accounting and transfer agent fees	3,502
Trustee fees	296
Custodian fees	476
Compliance program costs (Note 3)	556
Professional fees	25,077
Printing fees	3,793
Other	6,492

Total Liabilities	1,528,179

Net Assets	$85,391,474

Represented by:
Capital	$77,680,099
Accumulated undistributed net investment income	240,253
Accumulated net realized losses from investments	(1,524,135)
Net unrealized appreciation/(depreciation) from investments	8,995,257

Net Assets	$85,391,474

Net Assets:
Class A Shares	$853,608
Class C Shares	221,484
Class M Shares	83,335,874
Institutional Service Class Shares	968,623
Institutional Class Shares	11,885

Total	$85,391,474

*	Includes value of securities on loan of $844,725 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Bailard Cognitive Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	68,691
Class C Shares	18,923
Class M Shares	6,710,341
Institutional Service Class Shares	77,881
Institutional Class Shares	957

Total	6,876,793

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.43
Class C Shares (b)	$11.70
Class M Shares	$12.42
Institutional Service Class Shares	$12.44
Institutional Class Shares	$12.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.19

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$1,666,492
Income from securities lending (Note 2)	22,228
Interest income	6,306
Foreign tax withholding	(5,930)

Total Income	1,689,096

EXPENSES:
Investment advisory fees	622,112
Fund administration fees	102,333
Distribution fees Class A	2,023
Distribution fees Class C	3,499
Administrative servicing fees Class A	638
Administrative servicing fees Class C	317
Administrative servicing fees Institutional Service Class	467
Registration and filing fees	56,828
Professional fees	28,703
Printing fees	8,137
Trustee fees	2,584
Custodian fees	3,128
Accounting and transfer agent fees	20,707
Other	14,476

Total expenses before expenses reimbursed	865,952

Expenses reimbursed by adviser (Note 3)	(83)

Net Expenses	865,869

NET INVESTMENT INCOME	823,227

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(806,838)
Net change in unrealized appreciation/(depreciation) from investments	2,835,673

Net realized/unrealized gains from investments	2,028,835

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,852,062

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$823,227	$899,042
Net realized losses from investments	(806,838)	(696,663)
Net change in unrealized appreciation/(depreciation) from investments	2,835,673	76,912

Change in net assets resulting from operations	2,852,062	279,291

Distributions to Shareholders From:
Net investment income:
Class A	(5,335)	(26,040)
Class C	(2,337)	–
Class M	(775,837)	(826,143)
Institutional Service Class	(2,092)	(2,699)
Institutional Class	(107)	(107)
Net realized gains:
Class A	–	(481,293)
Class C	–	(54,812)
Class M	–	(9,435,498)
Institutional Service Class	–	(30,785)
Institutional Class	–	(1,201)

Change in net assets from shareholder distributions	(785,708)	(10,858,578)

Change in net assets from capital transactions	(1,454,926)	967,899

Change in net assets	611,428	(9,611,388)

Net Assets:
Beginning of year	84,780,046	94,391,434

End of year	$85,391,474	$84,780,046

Accumulated undistributed net investment income at end of year	$240,253	$323,838

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$185,737	$4,380,011
Dividends reinvested	4,707	494,962
Cost of shares redeemed	(176,671)	(5,442,718)

Total Class A Shares	13,773	(567,745)

Class C Shares
Proceeds from shares issued	29,992	105,110
Dividends reinvested	2,337	54,812
Cost of shares redeemed	(221,774)	(268,922)

Total Class C Shares	(189,445)	(109,000)

Class M Shares
Proceeds from shares issued	6,065,134	7,529,992
Dividends reinvested	511,313	9,351,530
Cost of shares redeemed	(8,660,014)	(15,156,177)

Total Class M Shares	(2,083,567)	1,725,345

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5,556,378	$34,283
Dividends reinvested	1,803	29,448
Cost of shares redeemed	(4,753,975)	(145,740)

Total Institutional Service Class Shares	804,206	(82,009)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	107	1,308
Cost of shares redeemed	–	–

Total Institutional Class Shares	107	1,308

Change in net assets from capital transactions	$(1,454,926)	$967,899

SHARE TRANSACTIONS:
Class A Shares
Issued	15,152	331,178
Reinvested	405	42,634
Redeemed	(14,917)	(440,293)

Total Class A Shares	640	(66,481)

Class C Shares
Issued	2,722	8,975
Reinvested	213	4,956
Redeemed	(18,869)	(22,711)

Total Class C Shares	(15,934)	(8,780)

Class M Shares
Issued	513,023	611,285
Reinvested	43,646	807,521
Redeemed	(722,830)	(1,235,043)

Total Class M Shares	(166,161)	183,763

Institutional Service Class Shares
Issued	433,395	2,824
Reinvested	151	2,538
Redeemed	(370,320)	(12,066)

Total Institutional Service Class Shares	63,226	(6,704)

Institutional Class Shares
Issued	–	–
Reinvested	9	113
Redeemed	–	–

Total Institutional Class Shares	9	113

Total change in shares	(118,220)	101,911

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$12.13	0.08	0.30	0.38	(0.08)	–	(0.08)	–	$12.43	3.16%	(h)	$853,608	1.36%	0.67%		1.36%	95.42%
Year Ended October 31, 2015	$13.73	0.08	(0.15)	(0.07)	(0.09)	(1.44)	(1.53)	–	$12.13	0.01%	(h)	$825,797	1.36%	0.65%		1.36%	160.34%
Period Ended October 31, 2014 (i)	$13.24	0.01	0.48	0.49	–	–	–	–	$13.73	3.70%	(h)	$1,846,817	1.38%	0.22%		1.38%	80.17%
Year Ended July 31, 2014	$14.97	0.06	1.24	1.30	(0.12)	(2.91)	(3.03)	–	$13.24	10.00%	(h)	$1,102,616	1.37%	0.46%		1.38%	286.05%
Year Ended July 31, 2013	$11.48	0.14	3.45	3.59	(0.10)	–	(0.10)	–	$14.97	31.48%		$1,122,377	1.47%	1.09%		1.58%	339.00%
Year Ended July 31, 2012	$11.51	0.03	(0.01)	0.02	(0.05)	–	(0.05)	–	$11.48	0.21%		$615,772	1.47%	0.23%		1.60%	268.00%

Class C Shares
Year Ended October 31, 2016	$11.51	–	0.26	0.26	(0.07)	–	(0.07)	–	$11.70	2.27%		$221,484	2.11%	(0.02%	)	2.13%	95.42%
Year Ended October 31, 2015	$13.08	(0.01)	(0.12)	(0.13)	–	(1.44)	(1.44)	–	$11.51	(0.56%	)	$401,139	2.06%	(0.06%	)	2.06%	160.34%
Period Ended October 31, 2014 (i)	$12.65	(0.01)	0.44	0.43	–	–	–	–	$13.08	3.40%		$570,802	2.09%	(0.44%	)	2.11%	80.17%
Year Ended July 31, 2014	$14.55	(0.02)	1.19	1.17	(0.16)	(2.91)	(3.07)	–	$12.65	9.25%		$12,501,150	1.99%	(0.14%	)	1.99%	286.05%
Year Ended July 31, 2013	$11.17	0.06	3.36	3.42	(0.04)	–	(0.04)	–	$14.55	30.67%		$559,903	2.07%	0.49%		2.08%	339.00%
Year Ended July 31, 2012	$11.20	(0.04)	0.01	(0.03)	–	–	–	–	$11.17	(0.27%	)	$408,689	2.07%	(0.37%	)	2.10%	268.00%

Class M Shares
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	–	$12.42	3.47%		$83,335,874	1.04%	1.00%		1.04%	95.42%
Year Ended October 31, 2015	$13.70	0.12	(0.14)	(0.02)	(0.12)	(1.44)	(1.56)	–	$12.12	0.44%		$83,363,710	0.99%	1.02%		0.99%	160.34%
Period Ended October 31, 2014 (i)	$13.20	0.02	0.48	0.50	–	–	–	–	$13.70	3.79%		$91,669,452	1.07%	0.54%		1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.12	1.23	1.35	(0.19)	(2.91)	(3.10)	–	$13.20	10.38%		$88,479,981	1.00%	0.85%		1.01%	286.05%
Year Ended July 31, 2013	$11.47	0.19	3.44	3.63	(0.15)	–	(0.15)	–	$14.95	31.94%		$93,162,527	1.07%	1.49%		1.08%	339.00%
Year Ended July 31, 2012	$11.51	0.07	–	0.07	(0.11)	–	(0.11)	–	$11.47	0.71%		$75,990,508	1.07%	0.63%		1.10%	268.00%

Institutional Service Class Shares (j)
Year Ended October 31, 2016	$12.14	0.08	0.33	0.41	(0.11)	–	(0.11)	–	$12.44	3.41%		$968,623	1.14%	0.66%		1.14%	95.42%
Year Ended October 31, 2015	$13.71	0.13	(0.12)	0.01	(0.14)	(1.44)	(1.58)	–	$12.14	0.61%		$177,910	0.90%	1.09%		0.90%	160.34%
Period Ended October 31, 2014 (i)	$13.22	0.02	0.47	0.49	–	–	–	–	$13.71	3.71%	(h)	$292,928	1.11%	0.50%		1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.10	1.23	1.33	(0.15)	(2.91)	(3.06)	–	$13.22	10.23%	(h)	$433,029	1.14%	0.75%		1.16%	286.05%
Year Ended July 31, 2013	$11.46	0.18	3.45	3.63	(0.14)	–	(0.14)	–	$14.95	31.93%		$1,936,773	1.14%	1.42%		1.33%	339.00%
Year Ended July 31, 2012	$11.50	0.06	–	0.06	(0.10)	–	(0.10)	–	$11.46	0.60%		$5,050,836	1.16%	0.54%		1.35%	268.00%

Institutional Class Shares
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	–	$12.42	3.47%		$11,885	1.03%	1.00%		1.03%	95.42%
Year Ended October 31, 2015	$13.69	0.12	(0.13)	(0.01)	(0.12)	(1.44)	(1.56)	–	$12.12	0.51%		$11,490	0.98%	1.03%		0.98%	160.34%
Period Ended October 31, 2014 (i)	$13.19	0.02	0.48	0.50	–	–	–	–	$13.69	3.79%		$11,435	1.07%	0.53%		1.10%	80.17%
Period Ended July 31, 2014 (k)	$14.97	0.09	1.23	1.32	(0.19)	(2.91)	(3.10)	–	$13.19	10.15%		$11,017	0.99%	0.76%		0.99%	286.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the annual period ended October 31, 2016, the Nationwide Bailard Technology & Science Fund (Class M) returned 7.67% versus 11.78% for its benchmark, the S&P North American Technology Sector IndexTM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 161 funds as of October 31, 2016) was 9.61% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Technology strongly outperformed the broader markets over the fiscal year. Small and large cap technology stocks were roughly in line over the year, while value technology stocks echoed the larger market trends and outperformed growth, particularly in the first half of 2016.

The largest detractor over the time period was our weight in healthcare and biotechnology stocks. This followed a period of prolonged outperformance. The weakness in share prices was primarily attributable to the nearly constant headlines related to healthcare costs coming from the election trail as well as the resulting uncertainty of future healthcare policy post-election. That said, while the past year has been unfavorable for sector investment, the biotechnology field is cultivating impressive technologies that we believe will ultimately reward patients and investors — especially at a time when valuations have reset meaningfully lower. The allocation to biotechnology stocks cost the Fund approximately 2.49% against the benchmark over the one-year period.

Gilead (-30.5%) and Regeneron (-38.1%) were the two largest stock-specific detractors to our biotech sector bet over the stated time period. Gilead disappointed investors by posting Hepatitis C vaccine (HCV) results that appeared to deteriorate at a faster pace than many, including management, had anticipated. In addition, management made only a handful of small acquisitions during the period which investors expect will be necessary to replace the evaporating HCV revenues going forward. Gilead has work to do building a robust pipeline; however, they have a very solid HIV business and even the “struggling” HCV business is likely to remain a monster $10+ billion revenue generator for a number of years. The stock currently has little valuation built into their ongoing programs in oncology, cardiology and infectious diseases. Regeneron began guiding cautiously on increased selling, general and administrative expenses earlier in the year while their main product, Eylea®, continued to beat sales estimates. A number of headwinds also hit the stock: Centers for Medicare and Medicaid Service Part B reimbursement concerns for Eylea, failure of a key late-stage follow-on combo product for Eylea and competitive/patent concerns related to Praluent®, a large-market drug for cardiovascular disease. The company does have a potential drug approval date coming up in March of 2017 for dupilumab in the large opportunity of a topic dermatitis.

While biotechnology suffered over the period, our overweight to home entertainment software stocks was a highlight. Activision Blizzard and Electronic Arts continued to post very strong results on the back of the increasing popularity of gaming. Activision’s new title Overwatch became their fastest title ever to reach 20 million players, while EA’s FIFA soccer game franchise continues to be a runaway hit. The industry profitability profile is steadily improving as an increasing percentage of games are delivered via internet connection, known as direct download, which has a better margin profile than traditional boxed retail sales. NVIDIA Corporation was another outperformer as gamer demand was strong for their graphics chips. The company also benefited from growing sales into the auto industry as automakers like Tesla selected their chips to power the “brains” of their increasingly complex autos.

From a style perspective, value outperformed over the period, with the Russell 1000® Technology Value and Growth indices returning 14.1% and 9.0%, respectively. However, it was not a steady outperformance. In particular, there was a significant pullback in growth tech, and specifically small growth tech, in the first quarter of the 2016. This was driven by poor results from some of the “darlings” of the growth tech world

Fund Commentary (con’t.)	Nationwide Bailard Technology & Science Fund

(LinkedIn and Tableau in particular). From the trough in mid-February, growth was a strong outperformer as macro concerns eased. The portfolio tends to be more growth oriented than the benchmark, which was a headwind over the period. We did benefit from the volatility around the growth premium as we were able to actively shift out of growth ahead of the pullback and add to our growth position as we saw valuations become compelling again in February.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren M. Johnson, David H. Smith and Sonya Thadhani

The Fund is subject to the risks of investing in equity securities (including new public companies). Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more unpredictable price changes than are more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Bailard Technology & Science Fund

Asset Allocation†

Common Stocks	99.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Software	20.9%
Internet Software & Services	18.8%
Semiconductors & Semiconductor Equipment	17.3%
IT Services	15.2%
Technology Hardware, Storage & Peripherals	8.6%
Electronic Equipment, Instruments & Components	5.6%
Communications Equipment	5.6%
Biotechnology	5.4%
Internet & Direct Marketing Retail	2.2%
Pharmaceuticals	0.4%
100.0%

Top Holdings††

Apple, Inc.	6.3%
Facebook, Inc., Class A	5.5%
Microsoft Corp.	4.6%
Alphabet, Inc., Class A	4.5%
Alphabet, Inc., Class C	4.4%
Cisco Systems, Inc.	3.4%
NXP Semiconductors NV	2.6%
Euronet Worldwide, Inc.	2.3%
Activision Blizzard, Inc.	2.2%
Amazon.com, Inc.	2.2%
Other Holdings	62.0%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class M) returned 7.67%, underperforming its benchmark by 4.11% and the Lipper peer category median by 1.94%

•	The largest detractor from Fund performance was the Fund’s weight in healthcare and biotechnology stocks, which followed a period of prolonged outperformance

•	Overweight to home entertainment software stocks such as Activision Blizzard and Electronic Arts was a highlight for the Fund

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	7.35%	13.80%	8.58%
	w/SC3	1.15%	12.52%	7.96%
Class C1	w/o SC2	6.47%	13.03%	7.88%
	w/SC4	5.47%	N/A	N/A
Class M1,5		7.67%	14.23%	8.99%
Institutional Service Class[1,5,6]		7.60%	14.08%	8.92%
Institutional Class[5]		7.63%	N/A	13.31%	[7]
S&P NA Technology Sector IndexTM		11.78%	16.28%	10.63%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Gross Expense Ratio^
Class A	1.28%
Class C	2.05%
Class M	0.95%
Institutional Service Class	1.05%
Institutional Class	0.95%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Enhanced Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,136.30	7.03	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.65	1.31
Class C Shares	Actual	(a)	1,000.00	1,130.70	11.14	2.08
	Hypothetical	(a)(b)	1,000.00	1,014.68	10.53	2.08
Class M Shares	Actual	(a)	1,000.00	1,138.10	5.27	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.21	4.98	0.98
Institutional Service Class Shares	Actual	(a)	1,000.00	1,136.70	5.85	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.53	1.09
Institutional Class Shares	Actual	(a)	1,000.00	1,137.60	5.27	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.21	4.98	0.98

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Bailard Technology & Science Fund

Common Stocks 99.4%

	Shares	Market Value

Biotechnology 5.4%
AbbVie, Inc.	3,000	$167,340
Acceleron Pharma, Inc.*	3,600	100,908
Acorda Therapeutics, Inc.*	8,500	150,450
Agios Pharmaceuticals, Inc.*	5,000	239,200
Alexion Pharmaceuticals, Inc.*	1,000	130,500
Alkermes plc*	5,000	252,050
Alnylam Pharmaceuticals, Inc.*	2,600	92,560
Amgen, Inc.	1,200	169,392
Array BioPharma, Inc.*	35,200	200,640
Biogen, Inc.*	550	154,099
BioMarin Pharmaceutical, Inc.*	2,300	185,196
Bluebird Bio, Inc.*	4,500	214,875
Celgene Corp.*	2,800	286,104
Epizyme, Inc.*	20,000	181,000
FibroGen, Inc.*	7,600	125,780
Five Prime Therapeutics, Inc.*	4,500	218,385
Gilead Sciences, Inc.	2,900	213,527
Incyte Corp.*	2,000	173,940
Ionis Pharmaceuticals, Inc.*	7,800	202,644
Juno Therapeutics, Inc.*	7,500	182,175
Kite Pharma, Inc.*	3,400	150,586
Neurocrine Biosciences, Inc.*	6,000	262,620
Radius Health, Inc.*	3,900	167,388
Regeneron Pharmaceuticals, Inc.*	400	138,008
Sage Therapeutics, Inc.*	4,700	204,638
Spark Therapeutics, Inc.*	5,000	235,050
Tenax Therapeutics, Inc.*	70,000	111,300
TESARO, Inc.*	2,600	314,288
United Therapeutics Corp.*	2,100	252,147
Vertex Pharmaceuticals, Inc.*	1,400	106,204
Xencor, Inc.*	11,500	244,835

		5,827,829

Communications Equipment 5.5%
Cisco Systems, Inc.	117,170	3,594,776
F5 Networks, Inc.*	11,245	1,554,171
Palo Alto Networks, Inc.*	5,170	795,301

		5,944,248

Electronic Equipment, Instruments & Components 5.5%
Flex Ltd.*	100,280	1,422,973
Insight Enterprises, Inc.*	33,400	961,586
Keysight Technologies, Inc.*	29,800	977,440
Orbotech Ltd.*	42,000	1,150,800
TE Connectivity Ltd.	22,905	1,440,038

		5,952,837

Internet & Direct Marketing Retail 2.2%
Amazon.com, Inc.*	2,945	2,326,020

Internet Software & Services 18.8%
Alphabet, Inc., Class A*	5,950	4,818,905
Alphabet, Inc., Class C*	5,966	4,680,566

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
eBay, Inc.*	16,720	$476,687
Facebook, Inc., Class A*	44,915	5,883,416
LogMeIn, Inc.	20,330	1,931,350
NetEase, Inc.,ADR-CN	7,300	1,876,027
Xactly Corp.*	39,900	514,710

		20,181,661

IT Services 15.1%
Accenture plc, Class A	9,500	1,104,280
Amdocs Ltd.	31,200	1,823,640
Automatic Data Processing, Inc.	10,400	905,424
Booz Allen Hamilton Holding Corp.	17,700	539,319
Broadridge Financial Solutions, Inc.	22,900	1,480,714
Cognizant Technology Solutions Corp., Class A*	39,915	2,049,635
Euronet Worldwide, Inc.*	31,000	2,466,050
Fiserv, Inc.*	13,100	1,290,088
Leidos Holdings, Inc.	17,500	727,475
Mastercard, Inc., Class A	5,400	577,908
Paychex, Inc.	24,100	1,330,320
Sykes Enterprises, Inc.*	38,200	1,021,468
Visa, Inc., Class A	11,480	947,215

		16,263,536

Pharmaceuticals 0.4%
Aerie Pharmaceuticals, Inc.*	8,900	295,925
Medicines Co. (The)*	4,000	131,800

		427,725

Semiconductors & Semiconductor Equipment 17.2%
Broadcom Ltd.	9,616	1,637,412
Integrated Device Technology, Inc.*	44,000	911,240
Intel Corp.	26,590	927,193
KLA-Tencor Corp.	23,590	1,771,845
Lam Research Corp.	20,490	1,984,661
Maxim Integrated Products, Inc.	21,600	856,008
Micron Technology, Inc.*	49,520	849,763
NVIDIA Corp.	32,500	2,312,700
NXP Semiconductors NV*	28,320	2,832,000
QUALCOMM, Inc.	17,155	1,178,892
Texas Instruments, Inc.	25,400	1,799,590
Xilinx, Inc.	29,480	1,499,648

		18,560,952

Software 20.7%
Activision Blizzard, Inc.	54,905	2,370,249
Adobe Systems, Inc.*	20,200	2,171,702
CyberArk Software Ltd.*	13,470	629,722
Electronic Arts, Inc.*	22,900	1,798,108
HubSpot, Inc.*	18,700	980,815
Intuit, Inc.	14,695	1,597,934
Manhattan Associates, Inc.*	26,800	1,357,152
Microsoft Corp.	82,000	4,913,440

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard Technology & Science Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Oracle Corp.	18,095	$695,210
Paycom Software, Inc.*	23,500	1,215,655
Red Hat, Inc.*	19,700	1,525,765
salesforce.com, Inc.*	24,635	1,851,567
Sapiens International Corp. NV	36,000	489,960
Varonis Systems, Inc.*	25,600	730,880

		22,328,159

Technology Hardware, Storage & Peripherals 8.6%
Apple, Inc.	59,395	6,743,708
HP, Inc.	81,610	1,182,529
NCR Corp.*	37,400	1,310,870

		9,237,107

Total Investments (cost $57,971,155) (a) — 99.4%		107,050,074

Other assets in excess of liabilities — 0.6%		610,743

NET ASSETS — 100.0%		$107,660,817

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

CN	China

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Bailard Technology & Science Fund
Assets:
Investments, at value (cost $57,971,155)	$107,050,074
Cash	724,626
Interest and dividends receivable	25,626
Receivable for capital shares issued	19,376
Prepaid expenses	23,982

Total Assets	107,843,684

Liabilities:
Payable for capital shares redeemed	64,556
Accrued expenses and other payables:
Investment advisory fees	68,929
Fund administration fees	9,141
Distribution fees	1,469
Administrative servicing fees	620
Accounting and transfer agent fees	2,198
Trustee fees	356
Custodian fees	575
Compliance program costs (Note 3)	429
Professional fees	24,154
Printing fees	3,916
Other	6,524

Total Liabilities	182,867

Net Assets	$107,660,817

Represented by:
Capital	$50,893,961
Accumulated undistributed net investment income	185,212
Accumulated net realized gains from investments	7,502,725
Net unrealized appreciation/(depreciation) from investments	49,078,919

Net Assets	$107,660,817

Net Assets:
Class A Shares	$2,720,410
Class C Shares	1,052,416
Class M Shares	101,722,940
Institutional Service Class Shares	918,550
Institutional Class Shares	1,246,501

Total	$107,660,817

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	157,647
Class C Shares	65,716
Class M Shares	5,686,317
Institutional Service Class Shares	51,394
Institutional Class Shares	69,812

Total	6,030,886

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Bailard Technology & Science Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$17.26
Class C Shares (b)	$16.01
Class M Shares	$17.89
Institutional Service Class Shares	$17.87
Institutional Class Shares	$17.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.31

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$1,582,610
Interest income	2,997
Foreign tax withholding	(1,800)

Total Income	1,583,807

EXPENSES:
Investment advisory fees	758,789
Fund administration fees	106,248
Distribution fees Class A	6,731
Distribution fees Class C	10,588
Administrative servicing fees Class A	2,154
Administrative servicing fees Class C	1,109
Administrative servicing fees Institutional Service Class	977
Registration and filing fees	57,199
Professional fees	28,515
Printing fees	8,620
Trustee fees	3,149
Custodian fees	3,809
Accounting and transfer agent fees	14,369
Other	14,821

Total expenses before expenses reimbursed	1,017,078

Expenses reimbursed by adviser (Note 3)	(202)

Net Expenses	1,016,876

NET INVESTMENT INCOME	566,931

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,533,156
Net change in unrealized appreciation/(depreciation) from investments	(431,387)

Net realized/unrealized gains from investments	7,101,769

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,668,700

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$566,931	$393,096
Net realized gains from investments	7,533,156	8,095,081
Net change in unrealized appreciation/(depreciation) from investments	(431,387)	1,489,517

Change in net assets resulting from operations	7,668,700	9,977,694

Distributions to Shareholders From:
Net investment income:
Class A	–	(2,511)
Class C	–	–
Class M	(415,368)	(423,265)
Institutional Service Class	(2,291)	(2,648)
Institutional Class	(1,683)	(397)
Net realized gains:
Class A	(242,531)	(218,994)
Class C	(99,317)	(55,864)
Class M	(7,596,877)	(8,813,871)
Institutional Service Class	(74,710)	(97,483)
Institutional Class	(29,531)	(8,216)

Change in net assets from shareholder distributions	(8,462,308)	(9,623,249)

Change in net assets from capital transactions	2,612,782	(561,612)

Change in net assets	1,819,174	(207,167)

Net Assets:
Beginning of year	105,841,643	106,048,810

End of year	$107,660,817	$105,841,643

Accumulated undistributed net investment income at end of year	$185,212	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,084,662	$1,253,624
Dividends reinvested	196,375	197,135
Cost of shares redeemed	(1,644,980)	(723,610)

Total Class A Shares	(363,943)	727,149

Class C Shares
Proceeds from shares issued	596,017	415,967
Dividends reinvested	96,239	52,652
Cost of shares redeemed	(523,991)	(110,415)

Total Class C Shares	168,265	358,204

Class M Shares
Proceeds from shares issued	5,846,217	5,457,168
Dividends reinvested	6,672,655	8,702,442
Cost of shares redeemed	(10,581,331)	(15,853,258)

Total Class M Shares	1,937,541	(1,693,648)

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$311,449	$65,700
Dividends reinvested	71,953	94,168
Cost of shares redeemed	(465,635)	(258,429)

Total Institutional Service Class Shares	(82,233)	(98,561)

Institutional Class Shares
Proceeds from shares issued	1,283,712	716,026
Dividends reinvested	31,214	8,613
Cost of shares redeemed	(361,774)	(579,395)

Total Institutional Class Shares	953,152	145,244

Change in net assets from capital transactions	$2,612,782	$(561,612)

SHARE TRANSACTIONS:
Class A Shares
Issued	65,437	75,105
Reinvested	12,312	12,596
Redeemed	(103,780)	(43,774)

Total Class A Shares	(26,031)	43,927

Class C Shares
Issued	38,474	25,765
Reinvested	6,459	3,555
Redeemed	(35,650)	(6,820)

Total Class C Shares	9,283	22,500

Class M Shares
Issued	354,181	310,689
Reinvested	403,809	538,851
Redeemed	(629,972)	(916,083)

Total Class M Shares	128,018	(66,543)

Institutional Service Class Shares
Issued	20,454	3,775
Reinvested	4,359	5,838
Redeemed	(29,938)	(15,130)

Total Institutional Service Class Shares	(5,125)	(5,517)

Institutional Class Shares
Issued	74,477	41,800
Reinvested	1,892	535
Redeemed	(22,002)	(33,756)

Total Institutional Class Shares	54,367	8,579

Total change in shares	160,512	2,946

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$17.46	0.05	1.12	1.17	–	(1.37)	(1.37)	$17.26	7.35%		$2,720,410	1.31%	0.28%		1.31%	28.65%
Year Ended October 31, 2015	$17.54	–	1.51	1.51	(0.02)	(1.57)	(1.59)	$17.46	9.66%		$3,206,650	1.27%	(0.01%	)	1.27%	25.31%
Period Ended October 31, 2014 (h)	$16.53	(0.01)	1.02	1.01	–	–	–	$17.54	6.11%		$2,450,895	1.45%	(0.32%	)	1.46%	7.60%
Year Ended July 31, 2014	$13.51	(0.03)	3.05	3.02	–	–	–	$16.53	22.35%		$2,192,132	1.37%	(0.23%	)	1.39%	36.99%
Year Ended July 31, 2013	$11.56	(0.02)	1.97	1.95	–	–	–	$13.51	16.87%		$1,458,286	1.45%	(0.13%	)	1.58%	45.00%
Year Ended July 31, 2012	$10.98	(0.06)	0.64	0.58	–	–	–	$11.56	5.28%		$1,397,618	1.45%	(0.57%	)	1.60%	11.00%

Class C Shares
Year Ended October 31, 2016	$16.42	(0.08)	1.04	0.96	–	(1.37)	(1.37)	$16.01	6.47%		$1,052,416	2.07%	(0.52%	)	2.09%	28.65%
Year Ended October 31, 2015	$16.68	(0.11)	1.42	1.31	–	(1.57)	(1.57)	$16.42	8.90%		$926,389	1.99%	(0.71%	)	1.99%	25.31%
Period Ended October 31, 2014 (h)	$15.74	(0.04)	0.98	0.94	–	–	–	$16.68	5.97%		$565,917	2.05%	(0.92%	)	2.17%	7.60%
Year Ended July 31, 2014	$12.95	(0.13)	2.92	2.79	–	–	–	$15.74	21.54%		$498,395	2.05%	(0.90%	)	2.05%	36.99%
Year Ended July 31, 2013	$11.15	(0.09)	1.89	1.80	–	–	–	$12.95	16.14%		$383,795	2.05%	(0.73%	)	2.08%	45.00%
Year Ended July 31, 2012	$10.66	(0.12)	0.61	0.49	–	–	–	$11.15	4.60%		$118,946	2.05%	(1.17%	)	2.10%	11.00%

Class M Shares
Year Ended October 31, 2016	$18.07	0.10	1.16	1.26	(0.07)	(1.37)	(1.44)	$17.89	7.67%		$101,722,940	0.98%	0.58%		0.98%	28.65%
Year Ended October 31, 2015	$18.10	0.07	1.55	1.62	(0.08)	(1.57)	(1.65)	$18.07	10.02%		$100,410,733	0.95%	0.39%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.04	–	1.06	1.06	–	–	–	$18.10	6.22%		$101,788,290	1.05%	0.09%		1.08%	7.60%
Year Ended July 31, 2014	$13.90	0.03	3.14	3.17	(0.03)	–	(0.03)	$17.04	22.85%		$96,832,238	0.99%	0.18%		0.99%	36.99%
Year Ended July 31, 2013	$11.85	0.03	2.02	2.05	–	–	–	$13.90	17.30%		$86,675,286	1.05%	0.27%		1.08%	45.00%
Year Ended July 31, 2012	$11.21	(0.02)	0.66	0.64	–	–	–	$11.85	5.71%		$76,669,709	1.05%	(0.17%	)	1.10%	11.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$18.03	0.08	1.17	1.25	(0.04)	(1.37)	(1.41)	$17.87	7.60%		$918,550	1.09%	0.48%		1.09%	28.65%
Year Ended October 31, 2015	$18.05	0.06	1.53	1.59	(0.04)	(1.57)	(1.61)	$18.03	9.89%		$1,019,308	1.03%	0.32%		1.03%	25.31%
Period Ended October 31, 2014 (h)	$17.00	–	1.05	1.05	–	–	–	$18.05	6.18%		$1,119,698	1.20%	(0.04%	)	1.25%	7.60%
Year Ended July 31, 2014	$13.87	–	3.14	3.14	(0.01)	–	(0.01)	$17.00	22.63%		$1,203,010	1.17%	0.01%		1.20%	36.99%
Year Ended July 31, 2013	$11.83	0.02	2.02	2.04	–	–	–	$13.87	17.24%		$1,543,971	1.14%	0.18%		1.33%	45.00%
Year Ended July 31, 2012	$11.20	(0.03)	0.66	0.63	–	–	–	$11.83	5.63%		$2,767,525	1.11%	(0.23%	)	1.35%	11.00%

Institutional Class Shares
Year Ended October 31, 2016	$18.04	0.06	1.21	1.27	(0.08)	(1.37)	(1.45)	$17.86	7.69%	(j)	$1,246,501	0.98%	0.35%		0.98%	28.65%
Year Ended October 31, 2015	$18.06	0.03	1.60	1.63	(0.08)	(1.57)	(1.65)	$18.04	10.11%		$278,563	0.95%	0.16%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.00	–	1.06	1.06	–	–	–	$18.06	6.24%		$124,010	1.05%	0.05%		1.08%	7.60%
Period Ended July 31, 2014 (k)	$14.53	(0.02)	2.52	2.50	(0.03)	–	(0.03)	$17.00	17.25%		$76,937	0.96%	(0.14%	)	0.96%	36.99%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Diverse Managers Fund

For the annual period ended October 31, 2016, the Nationwide Diverse Managers Fund (Institutional Service Class) returned 0.39% versus 4.51% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Flexible Portfolio Funds (consisting of 601 funds as of October 31, 2016) was 2.75% for the same time period.

The following commentary is provided by Ariel Investments, LLC

In parsing our performance, we should note we do not invest by selecting sectors; our sector weightings simply comprise the results of our bottom-up stock selection. Over long periods of time, therefore, we expect sector allocation to be a small effect, albeit a mildly positive one. For the period, equity sector allocation was an insignificant detractor to performance, costing 21 basis points relative to the index. Based solely on sector allocation, technology was the top-performing sector while consumer discretionary was the most detrimental area.

On a stock-by-stock basis, the top-performing holdings for the 12-month period were ORBCOMM Inc. (ORBC), which gained 50.34%, and Spartan Motors, Inc. (SPAR), which leapt 111.24%. Machine-to-machine communications company ORBCOMM, Inc. rocketed upwards in the fourth quarter of 2015 and the first quarter of 2016. In late 2015, the company saw its shares skyrocket with the successful launch of its eleven OG2 satellites into orbit. That event meant its satellite “constellation” was complete, positioning the company to be a cash flow generating story in 2016. Given its small size, it took a while for the story to take hold, so the shares continued to soar the next quarter. In the second and third quarters of 2016, Spartan Motors shot upwards on strong results that demonstrated its turnaround was working. Plus, new CEO Daryl Adams and CFO Frederick Sohm are steering the company in the right direction — consolidating locations and shaving costs. The market is starting to appreciate its return to sustainable profits and its increasing pile of cash on the balance sheet.

The bottom-performing stocks for the trailing year were SeaChange Intl. Inc. (SEAC), which dropped 59.35%, and Bristow Group Inc. (BRS), down 70.40%. In the second quarter of 2016, video conferencing expert SeaChange Intl., Inc. fell hard after replacing its CEO and announcing weak short-term results and outlook. During the quarter, revenues declined 13%, and the company lowered guidance. On the other hand, the company announced it expected to return to growth and profitability during this fiscal year. In the first half of 2016, helicopter services company Bristow Group Inc. fell significantly due to a combination of negative news: a helicopter crash, a dividend cut and uncertainty in its business. The market saw the dividend cut as cause for worry, but we thought it represented prudent balance sheet management. Finally, in the second quarter the company’s earnings were well below estimates, and management declined to give guidance for its oil and gas segment — worrying analysts.

Subadviser:

Ariel Investments, LLC

Portfolio Managers:

Kenneth E. Kuhrt, CPA and David M. Maley

The following commentary is provided by Garcia Hamilton & Associates, L. P.

The Federal Reserve opted to wait for “further evidence” of economic improvement and decided to keep the federal funds rate unchanged at the latest meeting. Despite the lack of action, the Federal Open Market Committee (FOMC) statement appeared to send a message that the probability of a rate hike this year has increased. The press release indicated that the risks to economic growth are now “roughly balanced,” and the majority of committee members project at least one rate hike by the end of the year. In the economy, measures of core inflation continued to inch higher, and the first reading of third quarter GDP came in at 2.9%, which was a pickup from the approximate 1% growth we saw for the economy in the first half of 2016. Additionally, recent better-than-expected economic news from Great Britain indicate “Brexit” may not be as damaging as some had feared.

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

Over the past twelve months, the 10-year treasury yield touched a low 1.36% and a high of 2.34%, but ended October at 1.83%, representing a decline of 32 basis points for the period. In anticipation of further Fed rate hikes, the 2-year yield increased 12 basis points to 0.85%, while the 30-year yield decreased 34 basis points to 2.59%. These moves caused the 2- to 30-year yield spread to flatten by 46 basis points to 174 basis points.

With the decline in longer-term rates, the bond market delivered positive performance for the trailing twelve-month period with a total return on the Bloomberg Barclays U.S. Aggregate Bond Index of 4.37%. Investors in spread product were rewarded during the period as all four of the spread sectors delivered positive excess returns. Corporate bonds led the way with an excess return of 317 basis points, followed by asset-backed securities with an excess return of 102 basis points. Agencies and mortgage-backed securities followed suit with excess returns of 70 basis points and 57 basis points, respectively. Thus, the Bloomberg Barclays U.S. Aggregate Bond Index posted a positive excess return of 108 basis points for the period.

Our underweight to the corporate sector was a marginal detractor to performance as credit spreads tightened over the trailing twelve months. As of month-end, the account held approximately 25% in the corporate sector versus the index weighting of 26%. In the agency and agency mortgage-backed securities sectors, the account held approximately 37% and 21% versus the benchmark weightings of 4% and 28%, respectively. During the past twelve months, we reduced our exposure to fixed-rate securities and increased our exposure to floating-rate securities in the agency and corporate sectors.

The portfolio received positive contributions to performance from our duration management and yield curve positioning. We maintained a longer duration than the benchmark during the first half of the year as rates declined. We then moved to a shorter duration than the benchmark in July before rates started to drift back up. Additionally, we maintained a bar-belled position in anticipation of continued flattening of the yield curve. In the near term, we believe rates will remain range bound with a bias higher, and the yield curve will continue to flatten. Lastly, the portfolio does not hold and will not purchase derivatives.

Subadviser:

Garcia Hamilton & Associates, L. P.

Portfolio Managers:

Jeffrey D. Detwiler, CFA, AAMS; Don Elsenbrock; Gilbert A. Garcia, CFA; Nancy Rodriguez; and Karen H. Tass, CFA

The following commentary is provided by Herndon Capital Management, LLC

While sector allocation was modestly positive, stock selection was the primary detractor from performance. In terms of allocation, the portfolio’s overweight position in the Information Technology, Materials and Industrials coupled with underweights in Energy and Financials were additive performance. The portfolio’s underweight in Utilities detracted from performance.

The three sectors with the highest relative contribution for the period were Consumer Discretionary, Telecom and Consumer Staples. The Consumer Discretionary sector was the largest contributor to relative performance led by Yum! Brands and off-brand retailer TJX. Yum Brands rose over the period as the company continued to show positive momentum in its Taco Bell and KFC Division as well as investor optimism on the upcoming spin-off of Yum! China. TJX, on the other hand, has continued to post better-than-expected results that increased shareholder optimism. Within Telecom, the portfolio benefited from its underweight versus the benchmark. The Consumer Staples sector was led by our tobacco holdings, Altria Group and Philip Morris International, that both outperformed the benchmark sector with double-digit returns as the market rewarded defensive and higher-dividend-yielding stocks for much of the first and second quarter of 2016.

The sectors with the lowest level of relative contribution were Energy, Health Care and

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

Materials. The underperformance in Energy was driven by our overweight exposure in refining. The two worst-performing Energy stocks during the period were Noble Energy, a driller, and SM Energy, an exploration and production stock. Both have been challenged by the severe volatility and price declines in crude oil. In Health Care, 3 out of 4 stocks underperformed the benchmark sector return, with the biggest laggards being Mylan and Gilead. Mylan has been plagued by congressional inquiries regarding the pricing of Epipen, which some have deemed as egregious given the lack of generic and/or branded alternatives. Gilead Sciences also declined as investors have become increasingly impatient with the lack of deployment of cash in making acquisitions to stem the decline of the currently highly profitable drug portfolio. Within Materials, the bulk of the underperformance has been attributed to CF Industries, as the nitrogen fertilizer producer has struggled with weaker-than-expected demand, which negatively impacted investor sentiment.

The top three positive individual stock contributors were Hewlett Packard Enterprises (+57%), S&P Global (+33%) and Devon Energy (+53%). The bottom three individual stock detractors were Waddell & Reed (-46%), SM Energy (-71%) and CF Industries (-55%).

As we look toward the second half of 2016, the portfolio management process continues to be predicated on finding investment opportunities among companies that have what we believe to be solid fundamentals coupled with attractive valuations. We believe the market has been steadfast in prizing certain characteristics to shelter it from a potential negative outcome; it appears to have reached levels of valuation in that effort that look to be rather extreme. This implies that regardless of the market direction, we believe our portfolio is in position for outperformance. We will continue to invest our confidence and diligence in a process that has 14 years of cumulative successful deployment, when measured since inception; and, we will recognize that our current period of performance is simply a smaller part of what has been a successful run that we believe will begin again. As with many things in life, timing is everything. Our positioning has been consistent. Our view is that uncertainty breeds opportunity.

Subadviser:

Herndon Capital Management, LLC

Portfolio Manager:

Randell A. Cain Jr., CFA

The following commentary is provided by Strategic Global Advisors, LLC (SGA)

Contributors and Detractors to Relative Performance

For the year, returns attributed to sector and country allocation were modestly positive while stock selection within sector and country was the primary driver of the outperformance versus the MSCI World ex-US IMI benchmark. The Valuation and Growth areas of our stock selection model had positive impact on the portfolio while the Quality and Sentiment areas had roughly neutral contribution.

A few specific themes that positively impacted relative performance for the period along with US dollar returns for stocks while they were held were:

•

Strong stock selection in Financials, where the portfolio holdings outperformed financial stocks in the benchmark by over 700 bps. Strong contributors included Austrian Bank Erste Group (+19.6%) and Swiss private equity firm Partners Group (+24.5%), a stock no longer held in the portfolio.

•

Strong stock selection in Japan, where the portfolio’s holdings returned +11.0% versus +4.9% for Japanese stocks in the benchmark. Strong Japanese contributors included electronic equipment manufacturer Fujitsu General (+83.0%) and real estate development firm Daito Trust Construction Co. (+57.4%).

•

Strong stock selection in Italy, where holdings in automaker Ferrari NV (+27.8%) had a strong contribution to portfolio returns. The portfolio also benefited from not holding some of the troubled Italian banks in addition

Fund Commentary (con’t.)	Nationwide Diverse Managers Fund

to a positive contribution from our position in Banca IFIS, which was up 18.8% for the period.

A few specific themes that negatively impacted relative performance were:

•

Weak stock selection in the UK, an area of strength in the previous fiscal year. Negative UK contributors included telecom provider BT Group (-33.9%) and clothing retailer Next PLC (-34.2%), a stock no longer held in the portfolio.

•	Weak stock selection in a number of other countries such as Germany, Canada, and Australia.

•	Weak stock selection in Industrials and Materials, which was an area of strong stock selection the previous fiscal year.

Portfolio Positioning

Through our risk control and portfolio construction process, we generally keep sector weights fairly close to the benchmark, and modest sector over- and under-weights are a result of various factors in our optimization and stock selection process. As of the end of the period, all sectors and countries are within +/- 200 basis points of the benchmark, with the largest overweight in Information Technology and largest underweight in Utilities. By country, the largest overweight was in France and largest underweight was in Germany.

Outlook

Global economic growth is tepid as central banks continue accommodative monetary policy. The Bank of Japan recently shifted policy to target yield curve levels rather than asset purchases. With the country yet to hit its stated 2% inflation target and both Prime Minister Abe and Bank of Japan President Kuroda’s terms expiring in 2018, future leadership is uncertain. As a supporter of Brexit, Prime Minister Theresa May recently promised to trigger European Union Treaty Article 50 by Q1 2017, which would make Brexit virtually inevitable. The UK has been one of the stronger growing economies in Western Europe, but some analysts have sharply revised estimates lower, even calling for a UK recession. The influx of immigrants into Europe provides an immediate boost to low population growth but also raises the risk of a labor glut. The Chinese government has decided to embark on a fiscal stimulus program and has gradually been devaluing its currency in order to underwrite the current pace of economic growth as it tries to rebalance the economy towards more consumption and encourage more disciplined credit formation. As long as it continues to grow at a healthy clip, near-term risk should be abated. We believe company-specific fundamentals are still likely to drive relative stock prices and continue to focus our research on selecting companies with an attractive combination of valuation, growth, investor sentiment and earnings quality.

Subadviser:

Strategic Global Advisors, LLC

Portfolio Managers:

Gary Baierl, Ph.D.; Cynthia Tusan, CFA; and Mark Wimer, CFA

The Fund is subject to the risks of investing in equity securities (including micro-cap and small companies). The Fund also is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs) and special situation companies, which often are subject to greater and more unpredictable price changes than more-established stocks. A portion of the Fund utilizes a value style of investing and therefore may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Diverse Managers Fund

Asset Allocation†

Common Stocks	53.9%
U.S. Government Agency Securities	16.2%
Corporate Bonds	10.8%
Mortgage-Backed Securities	9.1%
U.S. Treasury Obligation	7.9%
Exchange Traded Fund	0.2%
Other assets in excess of liabilities	1.9%
100.0%

Top Industries††

Thrifts & Mortgage Finance	11.8%
Capital Markets	8.2%
Banks	6.1%
Diversified Financial Services	5.5%
Consumer Finance	3.6%
Technology Hardware, Storage & Peripherals	3.2%
Oil, Gas & Consumable Fuels	2.9%
Pharmaceuticals	2.9%
Chemicals	2.7%
IT Services	2.5%
Other Industries	50.6%
100.0%

Top Holdings††

U.S. Treasury Bond, 2.75%, 08/15/42	8.1%
Federal Home Loan Banks, 0.81%, 10/25/17	3.1%
Federal Farm Credit Bank, 0.56%, 05/17/18	3.1%
Federal National Mortgage Association, 0.81%, 03/21/18	2.5%
Federal Home Loan Banks, 0.75%, 08/09/17	2.2%
Federal Farm Credit Bank, 0.69%, 03/26/18	2.2%
FHLMC Gold Pool, 5.00%, 11/01/31	1.9%
FHLMC Gold Pool, 4.50%, 01/01/32	1.9%
Federal Farm Credit Bank, 0.81%, 03/02/18	1.6%
Goldman Sachs Group, Inc. (The), 2.24%, 04/23/21	1.3%
Other Holdings	72.1%
100.0%

Top Countries††

United States	84.8%
Japan	3.6%
United Kingdom	2.1%
France	1.4%
Canada	1.1%
Switzerland	1.0%
Germany	0.9%
Australia	0.9%
Hong Kong	0.5%
Denmark	0.4%
Other Countries	3.3%
100.0%

Objective

The Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration in selecting portfolio investments.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

Fund Performance	Nationwide Diverse Managers Fund

Average Annual Total Return

(For periods ended October 31, 2016)

	1 Yr.	Inception
Institutional Service Class[1]	0.39%	(0.55)%	[2]
S&P 500® Index	4.51%	7.26%
CPI	1.64%	0.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Not subject to any SCs.

[2]	Since inception date of March 31, 2014.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Institutional Service Class	1.95%	0.99%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Diverse Managers Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Diverse Managers Fund from inception through 10/31/16 versus the S&P 500® Index and the Consumer Price Index (CPI) from 4/1/14 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Diverse Managers Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Diverse Managers Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Institutional Service Class Shares	Actual	(a)	1,000.00	1,013.70	4.25	0.84
	Hypothetical	(a)(b)	1,000.00	1,020.91	4.27	0.84

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Diverse Managers Fund

Common Stocks 53.9%

	Shares	Market Value

Aerospace & Defense 1.6%
Airbus Group SE	326	$19,358
Elbit Systems Ltd.	40	3,958
Lockheed Martin Corp.	514	126,639
Rockwell Collins, Inc.	1,246	105,063
Thales SA	70	6,586

		261,604

Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	1,107	119,290

Airlines 0.0%†
Qantas Airways Ltd.	2,000	4,648

Auto Components 1.0%
CIE Automotive SA	280	5,764
Continental AG	142	27,277
GKN plc	2,260	8,814
Spartan Motors, Inc.	4,200	35,910
Strattec Security Corp.	900	31,950
Superior Industries International, Inc.	1,300	31,850
Valeo SA	498	28,737

		170,302

Automobiles 0.4%
Bayerische Motoren Werke AG	166	14,483
Ferrari NV	330	17,374
Peugeot SA*	840	12,579
Renault SA	190	16,523
Toyota Motor Corp.	200	11,601

		72,560

Banks 1.9%
ABN AMRO Group NV CVA-NL Reg. S (a)	610	14,079
Australia & New Zealand Banking Group Ltd.	960	20,271
Bank Leumi Le-Israel BM*	4,000	15,092
BNP Paribas SA	310	17,975
Commonwealth Bank of Australia	100	5,567
Dah Sing Financial Holdings Ltd.	2,000	13,566
Erste Group Bank AG	810	25,401
Hiroshima Bank Ltd. (The)	1,000	4,280
KBC Group NV	290	17,679
Laurentian Bank of Canada	200	7,391
MB Financial, Inc.	700	25,473
Nedbank Group Ltd.	703	11,507
Royal Bank of Canada	580	36,236
Skandinaviska Enskilda Banken AB, Class A	2,658	26,810
Societe Generale SA	470	18,334
Toronto-Dominion Bank (The)	170	7,714
Westpac Banking Corp.	708	16,372
Woori Bank	810	8,827
Yamaguchi Financial Group, Inc.	1,000	11,024

		303,598

Common Stocks (continued)

	Shares	Market Value

Beverages 0.3%
Anheuser-Busch InBev SA/NV	56	$6,427
Asahi Group Holdings Ltd.	300	10,701
Coca-Cola European Partners plc	450	17,298
Diageo plc	450	11,978
Royal Unibrew A/S	90	4,210

		50,614

Biotechnology 2.2%
AbbVie, Inc.	2,466	137,553
Actelion Ltd. REG*	320	46,239
Gilead Sciences, Inc.	1,703	125,392
Kindred Biosciences, Inc.*	8,600	46,440
Vitrolife AB	80	4,139

		359,763

Capital Markets 5.8%
Affiliated Managers Group, Inc.*	547	72,565
Ameriprise Financial, Inc.	792	70,005
Capital Southwest Corp.	2,500	36,075
CBOE Holdings, Inc.	2,003	126,610
Cowen Group, Inc., Class A*	26,100	84,825
Eaton Vance Corp.	3,169	111,105
Federated Investors, Inc., Class B	3,355	90,585
Intermediate Capital Group plc	320	2,370
Macquarie Group Ltd.	420	25,389
Magellan Financial Group Ltd.	413	6,669
Moody’s Corp.	1,221	122,735
Partners Group Holding AG	30	15,187
S&P Global, Inc.	1,381	168,275
SVG Capital plc*	1,490	12,805

		945,200

Chemicals 2.7%
Celanese Corp. Series A,	778	56,732
Covestro AG Reg. S (a)	110	6,514
FutureFuel Corp.	1,700	18,632
Givaudan SA REG	7	13,539
Johnson Matthey plc	150	6,252
LyondellBasell Industries NV, Class A	1,855	147,565
NewMarket Corp.	296	118,669
Nissan Chemical Industries Ltd.	500	16,952
Novozymes A/S, Class B	150	5,565
Sumitomo Chemical Co. Ltd.	3,000	14,188
Teijin Ltd.	600	11,593
Tokuyama Corp.*	2,000	8,552
Tosoh Corp.	2,000	13,061

		437,814

Commercial Services & Supplies 0.6%
Intrum Justitia AB	420	12,949
Team, Inc.*	2,325	71,494
Transcontinental, Inc., Class A	600	8,025

		92,468

Statement of Investments (Continued)

October 31, 2016

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 1.1%
Digi International, Inc.*	2,600	$23,790
Harris Corp.	1,240	110,620
Hitachi Kokusai Electric, Inc.	700	13,982
PC-Tel, Inc.	7,550	38,354

		186,746

Construction & Engineering 0.0%†
Kajima Corp.	1,000	6,744

Consumer Finance 2.4%
American Express Co.	2,035	135,165
Discover Financial Services	2,294	129,221
Synchrony Financial	4,573	130,742

		395,128

Containers & Packaging 0.0%†
DS Smith plc	1,310	6,388

Diversified Financial Services 0.2%
Banca IFIS SpA	407	11,787
ORIX Corp.	1,200	19,016
Tokyo Century Corp.	200	7,047

		37,850

Diversified Telecommunication Services 0.8%
Bezeq The Israeli Telecommunication Corp. Ltd.	3,000	5,449
BT Group plc	6,399	29,372
HKT Trust & HKT Ltd.	3,000	4,124
Koninklijke KPN NV	2,000	6,521
Nippon Telegraph & Telephone Corp.	300	13,301
ORBCOMM, Inc.*	7,400	66,082

		124,849

Electric Utilities 0.2%
Cheung Kong Infrastructure Holdings Ltd.	2,000	16,367
Tohoku Electric Power Co., Inc.	900	11,027

		27,394

Electrical Equipment 0.7%
Fuji Electric Co. Ltd.	4,000	19,974
Gamesa Corp. Tecnologica SA	490	11,313
Mitsubishi Electric Corp.	2,000	27,059
Nexans SA*	50	2,842
Orion Energy Systems, Inc.*	13,400	15,946
OSRAM Licht AG	190	10,792
Vestas Wind Systems A/S	250	20,029
Zhuzhou CRRC Times Electric Co. Ltd.	1,500	7,253

		115,208

Electronic Equipment, Instruments & Components 0.2%
Electro Scientific Industries, Inc.*	3,200	16,576
Flex Ltd.*	1,040	14,757

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Hexagon AB, Class B	150	$5,249

		36,582

Energy Equipment & Services 0.8%
Amec Foster Wheeler plc	3,380	18,441
Bristow Group, Inc.	3,300	33,033
Gulf Island Fabrication, Inc.	4,800	48,000
Mitcham Industries, Inc.*	3,900	11,544
Subsea 7 SA*	1,170	13,097

		124,115

Equity Real Estate Investment Trusts (REITs) 0.2%
Granite Real Estate Investment Trust	200	6,293
Klepierre	345	14,099
Link REIT	2,500	17,785

		38,177

Food & Staples Retailing 0.7%
Alimentation Couche-Tard, Inc., Class B	500	25,118
Booker Group plc	9,050	19,849
Koninklijke Ahold Delhaize NV	734	16,744
Kroger Co. (The)	1,562	48,391

		110,102

Food Products 1.1%
Bakkafrost P/F	250	10,482
Campbell Soup Co.	1,596	86,727
Gruma SAB de CV, Class B	1,470	20,396
Landec Corp.*	2,200	29,150
Nestle SA REG	260	18,853
Nippon Suisan Kaisha Ltd.	2,000	9,613
WH Group Ltd. Reg. S (a)	12,000	9,719

		184,940

Health Care Equipment & Supplies 0.1%
Hoya Corp.	300	12,517
Straumann Holding AG REG	20	7,504

		20,021

Hotels, Restaurants & Leisure 0.9%
Carnival plc	190	9,164
Century Casinos, Inc.*	9,000	57,060
Domino’s Pizza Group plc	530	2,204
International Speedway Corp., Class A	700	23,030
TUI AG	510	6,465
Yum! Brands, Inc.	629	54,270

		152,193

Household Durables 0.5%
Berkeley Group Holdings plc	337	9,719
Fujitsu General Ltd.	1,000	22,947
Green Brick Partners, Inc.*	2,400	18,360
Persimmon plc	670	13,869

Statement of Investments (Continued)

October 31, 2016

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Sekisui Chemical Co. Ltd.	600	$9,449

		74,344

Household Products 0.1%
Reckitt Benckiser Group plc	232	20,755

Independent Power and Renewable Electricity Producers 1.1%
AES Corp.	15,161	178,445
Huadian Power International Corp. Ltd. H Shares	12,000	5,143
TransAlta Renewables, Inc.	400	4,417

		188,005

Industrial Conglomerates 0.1%
CK Hutchison Holdings Ltd.	1,000	12,348
DCC plc	110	8,950

		21,298

Insurance 0.9%
Allianz SE REG	201	31,377
First American Financial Corp.	1,000	39,060
Hannover Rueck SE	100	11,156
Medibank Pvt Ltd.	6,000	11,755
NN Group NV	340	10,242
SCOR SE	611	19,786
Swiss Re AG	339	31,463

		154,839

Internet & Direct Marketing Retail 0.5%
Gaia, Inc.*	9,100	67,340
Hyundai Home Shopping Network Corp.	70	6,940

		74,280

Internet Software & Services 1.2%
NetEase, Inc. ADR-CN	80	20,559
RealNetworks, Inc.*	17,792	79,353
TechTarget, Inc.*	4,200	33,936
United Internet AG REG	350	14,390
XO Group, Inc.*	2,900	53,360

		201,598

IT Services 2.5%
Accenture plc, Class A	957	111,242
Alliance Data Systems Corp.	308	62,977
Capgemini SA	144	11,925
CGI Group, Inc., Class A*	100	4,750
Mastercard, Inc., Class A	1,033	110,552
Western Union Co. (The)	4,966	99,667

		401,113

Common Stocks (continued)

	Shares	Market Value

Leisure Products 0.1%
Bandai Namco Holdings, Inc.	400	$11,983
Heiwa Corp.	200	4,698

		16,681

Machinery 0.3%
Cargotec OYJ, Class B	60	2,461
Duerr AG	193	14,392
Hoshizaki Corp.	100	9,025
Juki Corp.	500	3,738
Meidensha Corp.	1,000	3,346
New Flyer Industries, Inc.	300	8,387

		41,349

Media 0.8%
Ballantyne Strong, Inc.*	300	2,040
Hakuhodo DY Holdings, Inc.	300	3,606
Mediaset Espana Comunicacion SA	420	4,687
Omnicom Group, Inc.	1,229	98,099
Smiles SA	490	8,943
WPP plc	480	10,422

		127,797

Metals & Mining 0.4%
APERAM SA	480	21,830
Barrick Gold Corp.	200	3,519
BlueScope Steel Ltd.	1,070	6,348
Boliden AB	380	8,807
Newmarket Gold, Inc.*	2,000	5,905
Nippon Light Metal Holdings Co. Ltd.	4,900	11,157
Northern Star Resources Ltd.	2,000	6,469
Poongsan Corp.	190	5,773

		69,808

Multiline Retail 0.1%
Dollarama, Inc.	300	22,418

Oil, Gas & Consumable Fuels 2.9%
Caltex Australia Ltd.	840	19,553
Contango Oil & Gas Co.*	2,750	21,533
Devon Energy Corp.	3,105	117,648
Euronav NV	630	4,929
Marathon Petroleum Corp.	2,055	89,577
MOL Hungarian Oil & Gas plc	180	11,545
Neste OYJ	1,231	53,108
Star Petroleum Refining PCL	34,000	12,206
Tesoro Corp.	632	53,701
Valero Energy Corp.	1,240	73,458
Woodside Petroleum Ltd.	645	13,807

		471,065

Paper & Forest Products 0.1%
Mondi plc	1,230	24,004

Statement of Investments (Continued)

October 31, 2016

Nationwide Diverse Managers Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Personal Products 0.5%
Blackmores Ltd.	60	$5,102
Kao Corp.	500	25,728
L’Oreal SA	150	26,874
Unilever plc	430	17,952

		75,656

Pharmaceuticals 2.2%
Astellas Pharma, Inc.	600	8,905
GlaxoSmithKline plc	2,190	43,262
Indivior plc	5,010	19,242
Kaken Pharmaceutical Co., Ltd.	200	12,594
Mylan NV*	4,439	162,024
Novartis AG REG	169	11,994
Novo Nordisk A/S, Class B	283	10,082
Roche Holding AG	62	14,240
Sanofi	348	27,081
Shionogi & Co. Ltd.	500	24,624
Taro Pharmaceutical Industries Ltd.*	100	10,151
Teva Pharmaceutical Industries Ltd.	190	7,935

		352,134

Professional Services 0.8%
CRA International, Inc.*	1,100	34,254
Intertek Group plc	260	10,848
Pendrell Corp.*	8,150	54,360
Randstad Holding NV	250	12,858
RELX plc	841	15,012

		127,332

Real Estate Management & Development 1.2%
CBRE Group, Inc., Class A*	5,227	134,647
Colliers International Group, Inc.	100	3,482
Daito Trust Construction Co. Ltd.	200	33,516
Daiwa House Industry Co. Ltd.	500	13,723
FirstService Corp.	100	4,052
Leopalace21 Corp.	600	3,901

		193,321

Road & Rail 0.3%
ArcBest Corp.	1,200	23,880
Central Japan Railway Co.	100	17,005

		40,885

Semiconductors & Semiconductor Equipment 0.8%
Brooks Automation, Inc.	5,100	66,453
GSI Technology, Inc.*	2,400	12,672
SCREEN Holdings Co. Ltd.	200	13,682
Tokyo Electron Ltd.	100	9,020
Ulvac, Inc.	700	22,102

		123,929

Common Stocks (continued)

	Shares	Market Value

Software 1.5%
Constellation Software, Inc.	50	$23,423
Glu Mobile, Inc.*	14,300	28,314
Nexon Co. Ltd.	700	11,916
Open Text Corp.	100	6,209
Oracle Corp. Japan	100	5,442
Rosetta Stone, Inc.*	10,100	71,912
SAP SE	120	10,572
Seachange International, Inc.*	12,200	32,086
Telenav, Inc.*	10,400	56,680

		246,554

Specialty Retail 1.6%
Ross Stores, Inc.	1,427	89,244
TJX Cos., Inc. (The)	1,909	140,789
West Marine, Inc.*	3,300	26,400

		256,433

Technology Hardware, Storage & Peripherals 3.2%
Apple, Inc.	1,280	145,331
FUJIFILM Holdings Corp.	300	11,343
Hewlett Packard Enterprise Co.	5,764	129,517
HP, Inc.	5,498	79,666
Imation Corp.*	19,900	10,561
MCJ Co. Ltd.	300	2,698
Western Digital Corp.	2,364	138,152

		517,268

Textiles, Apparel & Luxury Goods 0.4%
Moncler SpA	710	11,820
Movado Group, Inc.	1,000	22,050
Pandora A/S	215	27,962

		61,832

Tobacco 2.0%
Altria Group, Inc.	2,314	153,002
Philip Morris International, Inc.	1,776	171,277

		324,279

Trading Companies & Distributors 0.8%
Bunzl plc	950	25,505
United Rentals, Inc.*	1,489	112,658

		138,163

Transportation Infrastructure 0.2%
Aena SA Reg. S (a)	110	16,119
Airports of Thailand PCL	1,600	17,407

		33,526

Wireless Telecommunication Services 0.2%
KDDI Corp.	900	27,354
NTT DOCOMO, Inc.	500	12,557

		39,911

Total Common Stocks (cost $8,788,649)		8,824,875

Statement of Investments (Continued)

October 31, 2016

Nationwide Diverse Managers Fund (Continued)

Corporate Bonds 10.8%

	Principal Amount	Market Value

Banks 4.2%
Citigroup, Inc. 4.40%, 06/10/25	$155,000	$163,695
4.45%, 09/29/27	70,000	73,753
JPMorgan Chase & Co., Series 1, 1.52%, 01/28/19 (b)	195,000	195,231
Wells Fargo & Co. 2.18%, 03/04/21 (b)	125,000	127,463
4.10%, 06/03/26	115,000	120,822

		680,964

Capital Markets 2.2%
Goldman Sachs Group, Inc. (The) 2.24%, 04/23/21 (b)	210,000	212,640
3.85%, 07/08/24	75,000	79,138
Morgan Stanley, Series F, 3.88%, 04/29/24	65,000	68,759

		360,537

Communications Equipment 1.0%
Cisco Systems, Inc., 1.34%, 03/01/19 (b)	165,000	165,922

Consumer Finance 1.1%
American Express Credit Corp., 1.91%, 09/14/20 (b)	180,000	182,695

Diversified Telecommunication Services 0.6%
Pacific Bell Telephone Co., 7.13%, 03/15/26	80,000	100,570

Industrial Conglomerates 0.6%
General Electric Co., 1.85%, 03/15/23 (b)	90,000	91,740

Insurance 0.5%
MetLife, Inc., Series D, 4.37%, 09/15/23	75,000	83,093

Pharmaceuticals 0.6%
Merck & Co, Inc., 1.18%, 02/10/20 (b)	105,000	105,537

Total Corporate Bonds (cost $1,760,694)		1,771,058

Mortgage-Backed Securities 9.1%
FHLMC Gold Pool Pool# G30892 5.50%, 04/01/30	103,367	116,072
Pool# G30891 5.00%, 09/01/31	153,748	170,057
Pool# G30701 5.00%, 11/01/31	276,536	305,924
Pool# G30810 4.50%, 01/01/32	273,076	298,931

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool Pool# AL7638 5.50%, 01/01/24	$112,931	$121,521
Pool# AL2194 5.50%, 05/01/25	75,229	79,745
Pool# AL6469 5.50%, 11/01/25	130,676	139,740
Pool# AL6303 5.00%, 06/01/26	95,284	101,293
Pool# AL7883 5.00%, 06/01/26	144,014	154,260
Pool# AE0213

Total Mortgage-Backed Securities (cost $1,486,346)		1,487,543

U.S. Government Agency Securities 16.2%
Federal Farm Credit Bank
0.81%, 03/02/18 (b)	255,000	255,833
0.69%, 03/26/18 (b)	345,000	345,929
0.56%, 05/17/18 (b)	495,000	495,279
0.62%, 05/25/18 (b)	130,000	130,198
Federal Home Loan Banks
0.75%, 08/09/17 (b)	355,000	356,012
0.81%, 10/25/17 (b)	495,000	496,372
0.60%, 12/07/17 (b)	175,000	175,284
Federal National Mortgage Association 0.81%, 03/21/18 (b)	395,000	396,418

Total U.S. Government Agency Securities (cost $2,645,154)		2,651,325

U.S. Treasury Obligation 7.9%
U.S. Treasury Bond, 2.75%, 08/15/42	1,250,000	1,298,827

Total U.S. Treasury Obligation (cost $1,237,307)		1,298,827

Exchange Traded Fund 0.2%

	Shares

Mutual Funds 0.2%
iShares MSCI EAFE ETF	406	23,475

Total Exchange Traded Fund (cost $23,247)		23,475

Total Investments (cost $15,941,397) (c) — 98.1%		16,057,103

Other assets in excess of liabilities — 1.9%		305,183

NET ASSETS — 100.0%		$16,362,286

Statement of Investments (Continued)

October 31, 2016

Nationwide Diverse Managers Fund (Continued)

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $46,431 which represents 0.28% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

BM	Limited Liability

CN	China

CVA	Dutch Certificate

ETF	Exchange Traded Fund

FNMA	Federal National Mortgage Association

FHLMC	Federal Home Loan Mortgage Corporation

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PCL	Public Company Limited

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company
SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Diverse Managers Fund
Assets:
Investments, at value (cost $15,941,397)	$16,057,103
Cash	401,756
Interest and dividends receivable	35,206
Receivable for investments sold	8,065
Receivable for capital shares issued	801
Reclaims receivable	4,257
Reimbursement from investment advisor	13,075
Prepaid expenses	6,429

Total Assets	16,526,692

Liabilities:
Payable for investments purchased	100,267
Accrued expenses and other payables:
Investment advisory fees	8,400
Fund administration fees	8,312
Administrative servicing fees	70
Accounting and transfer agent fees	2,516
Trustee fees	57
Deferred capital gain country tax	680
Custodian fees	81
Compliance program costs (Note 3)	10
Professional fees	34,322
Printing fees	3,365
Other	6,326

Total Liabilities	164,406

Net Assets	$16,362,286

Represented by:
Capital	$17,160,333
Accumulated undistributed net investment income	36,348
Accumulated net realized losses from investments, forward and foreign currency transactions	(949,023)
Net unrealized appreciation/(depreciation) from investments†	115,026
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(398)

Net Assets	$16,362,286

Net Assets:
Institutional Service Class Shares	$16,362,286

Total	$16,362,286

Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	1,721,683

Total	1,721,683

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$9.50

†	Net of $680 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Diverse Managers Fund
INVESTMENT INCOME:
Dividend income	$195,014
Interest income	128,531
Foreign tax withholding	(6,368)

Total Income	317,177

EXPENSES:
Investment advisory fees	96,150
Fund administration fees	97,957
Administrative servicing fees Institutional Service Class	336
Registration and filing fees	17,700
Professional fees	39,973
Printing fees	5,840
Trustee fees	499
Custodian fees	879
Accounting and transfer agent fees	16,444
Compliance program costs (Note 3)	73
Other	10,843

Total expenses before and expenses reimbursed	286,694

Expenses reimbursed by adviser (Note 3)	(151,952)

Net Expenses	134,742

NET INVESTMENT INCOME	182,435

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(747,232)
Net realized losses from forward and foreign currency transactions (Note 2)	(71)

Net realized losses from investments, forward and foreign currency transactions	(747,303)

Net change in unrealized appreciation/(depreciation) from investments††	635,385
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(159)

Net change in unrealized appreciation/(depreciation) from investments, and translation of assets and liabilities denominated in foreign currencies	635,226

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(112,077)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$70,358

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $680.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Diverse Managers Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$182,435	$189,793
Net realized losses from investments, forward and foreign currency transactions	(747,303)	(95,637)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	635,226	(583,884)

Change in net assets resulting from operations	70,358	(489,728)

Distributions to Shareholders From:
Net investment income:
Institutional Service Class	(246,302)	(301,991)

Change in net assets from shareholder distributions	(246,302)	(301,991)

Change in net assets from capital transactions	470,226	614,327

Change in net assets	294,282	(177,392)

Net Assets:
Beginning of year	16,068,004	16,245,396

End of year	$16,362,286	$16,068,004

Accumulated undistributed net investment income at end of year	$36,348	$45,900

CAPITAL TRANSACTIONS:
Institutional Service Class Shares
Proceeds from shares issued	$524,725	$532,033
Dividends reinvested	246,302	301,991
Cost of shares redeemed	(300,801)	(219,697)

Total Institutional Service Class Shares	470,226	614,327

Change in net assets from capital transactions	$470,226	$614,327

SHARE TRANSACTIONS:
Institutional Service Class Shares
Issued	55,535	54,405
Reinvested	26,093	30,842
Redeemed	(32,195)	(22,614)

Total Institutional Service Class Shares	49,433	62,633

Total change in shares	49,433	62,633

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Diverse Managers Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares
Year Ended October 31, 2016	$9.61	0.11	(0.07)	0.04	(0.15)	(0.15)	$9.50	0.39%		$16,362,286	0.84%	1.14%	1.79%	60.77%
Year Ended October 31, 2015	$10.09	0.12	(0.41)	(0.29)	(0.19)	(0.19)	$9.61	(2.94%	)	$16,068,004	0.84%	1.16%	1.79%	61.26%
Period Ended October 31, 2014 (f)	$10.00	0.07	0.05	0.12	(0.03)	(0.03)	$10.09	1.19%		$16,245,396	0.85%	1.10%	1.99%	31.69%

(a)	Per share calculations were performed using average shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares
(f)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2016, the Nationwide Fund (Institutional Service Class) returned 3.52% versus 4.51% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 861 funds as of October 31, 2016) was 2.77% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. large-cap stock performance over the reporting period was marked by investors largely shrugging off both stretched stock valuations and the concerns which had rattled markets in the latter part of the prior reporting period: slowing Chinese economic growth, oil price declines, and continued U.S. dollar strength limiting the competitiveness of U.S. exporters.

Investors were also heartened during the period ended October 31, 2016 by a series of strong economic reports, particularly employment growth, and U.S. stocks benefited from a “risk-on” stance from many market participants.

The Nationwide Fund’s management team seeks to deliver alpha versus the S&P 500 by building a diversified portfolio that seeks to add value through stock selection as opposed to significant sector, industry, theme or factor tilts. The team believes that the use of breadth — making many small bets instead of a few large ones — is likely to lead to attractive long-term value-added and risk-adjusted returns. By distributing the value of the investment process over time, the team hopes to lower volatility and potential drawdowns versus the benchmark when the strategy may underperform.

This reporting period provided headwinds to the investment process employed by the Fund’s management team. When stocks experience periods of high correlation with each other, as evidenced over the last 12 months, a process which seeks to exploit differences in stock prospects across the index, while remaining diversified, may struggle to generate alpha. The composition of the S&P 500, a market cap-weighted index where the

25 largest stocks represent over 30% of the total index size, was also challenging to an investment philosophy grounded on diversification and risk management: in many cases, total index performance was driven by a small number of these “mega-cap” names which returned, on average, twice the return of the overall benchmark.

Another key aspect of the Fund’s investment process is its reliance on identifying knowledgeable market participants who have shown insight into a company or market segment and its prospects. By monitoring the trading activities of these “informed agents”, the team hopes to discover signals of possible future stock performance. During the reporting period, shifting trends of investor sentiment led to volatility which made the value of these signals less apparent. In the large-cap stock arena, as opposed to small-cap stocks, high stock liquidity can exacerbate the impact of sentiment shifts on the usefulness of “informed agent” information.

During the reporting period, stock selection modestly contributed to value-added performance with names in the Health Care, Information Technology and Utilities sectors adding value versus the S&P 500 benchmark. For the year ended October 31, 2016, stock selection in seven of 11 industry sectors added value. This value-add, however, was more than offset by sector allocations, particularly in the Energy, Financials and Consumer Discretionary sectors, which led to negative value-added performance versus the benchmark.

Stocks which added value in the Health Care sector included Medivation Inc. and Baxter International while our overweight to Applied Materials, Inc. in the Information Technology sector also provided value-added returns versus the S&P 500. The team exited Fund positions in Medivation after the stock returned over 90% during the reporting period but retains holdings in Baxter and Applied Materials.

Stock selection in the Energy and Financials sectors, on the other hand, did not add value versus the benchmark for the year, with overweight positions in HollyFrontier Corporation and Marathon Petroleum Corporation in the

Fund Commentary (con’t.)	Nationwide Fund

Energy sector and Wells Fargo & Company in the Financials sector failing to live up to expectations. By the end of the reporting period, the team had sold its positions in HollyFrontier and Marathon Petroleum but continued to retain a position in Wells Fargo, which we expect to recover from the firm’s current regulatory turmoil.

The Fund was also slightly overweight to Apple, Inc. during the reporting period, and the stock’s negative return for the year added to portfolio underperformance, as did the Fund’s underweight position in Facebook, Inc. The Fund continues to hold Apple and Facebook.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA and Yanping Li, Ph.D.*

*	Yanping Li became a portfolio manager for the Fund on March 1, 2016.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Fund

Asset Allocation†

Common Stocks	95.0%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities†††	5.0%
100.0%

Top Industries††††

Oil, Gas & Consumable Fuels	7.1%
Pharmaceuticals	6.7%
Banks	5.3%
Software	5.2%
Specialty Retail	3.9%
Food Products	3.3%
Technology Hardware, Storage & Peripherals	3.1%
Diversified Telecommunication Services	3.1%
Aerospace & Defense	3.1%
Beverages	3.0%
Other Industries	56.2%
100.0%

Top Holdings††††

Johnson & Johnson	4.0%
Microsoft Corp.	3.2%
Apple, Inc.	3.1%
AT&T, Inc.	3.1%
Wells Fargo & Co.	3.0%
ConAgra Foods, Inc.	2.6%
General Dynamics Corp.	2.5%
Coca-Cola Co. (The)	2.3%
Amazon.com, Inc.	2.2%
Comcast Corp., Class A	2.0%
Other Holdings	72.0%
100.0%

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 3.52%, underperforming its benchmark by 0.99% and outperforming the Lipper peer category median by 0.75%

•

Sector allocations, particularly in Energy, Financials and Consumer Discretionary, led to negative value-added performance versus the benchmark and more than offset the value-add from stock selection in seven of 11 industry sectors

•

Stock selection modestly contributed to performance, with names in Health Care and Information Technology adding value versus the benchmark, including Medivation Inc., Baxter International and Applied Materials, Inc.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2016.

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.30%	11.92%	4.87%
	w/SC2	(2.64)%	10.59%	4.24%
Class C	w/o SC1	2.49%	11.06%	4.10%
	w/SC3	1.49%	N/A	N/A
Class R4,5		2.85%	11.49%	4.49%
Institutional Service Class[6]	w/o SC	3.52%	12.16%	5.10%
	w/SC7	N/A	11.13%	4.62%
S&P 500® Index		4.51%	13.57%	6.70%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.03%	0.96%
Class C	1.79%	1.75%
Class R	1.46%	1.42%
Institutional Service Class	0.78%	0.74%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

Fund Performance (con’t.)	Nationwide Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,042.10	4.88	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.36	4.82	0.95
Class C Shares	Actual	(a)	1,000.00	1,037.40	8.96	1.75
	Hypothetical	(a)(b)	1,000.00	1,016.34	8.87	1.75
Class R Shares	Actual	(a)	1,000.00	1,040.00	7.23	1.41
	Hypothetical	(a)(b)	1,000.00	1,018.05	7.15	1.41
Institutional Service Class Shares	Actual	(a)	1,000.00	1,043.20	3.75	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.47	3.71	0.73

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Fund

Common Stocks 95.0%

	Shares	Market Value

Aerospace & Defense 2.9%
General Dynamics Corp.	151,365	$22,816,760
L-3 Communications Holdings, Inc.	37,735	5,167,431

		27,984,191

Banks 5.0%
JPMorgan Chase & Co.	176,187	12,202,712
M&T Bank Corp.	72,950	8,953,153
Wells Fargo & Co.	587,830	27,046,058

		48,201,923

Beverages 2.9%
Coca-Cola Co. (The)	504,805	21,403,732
Molson Coors Brewing Co., Class B	60,820	6,313,724

		27,717,456

Biotechnology 2.2%
Amgen, Inc.	19,095	2,695,450
Biogen, Inc.*	11,740	3,289,313
Celgene Corp.*	39,355	4,021,294
Gilead Sciences, Inc.	145,880	10,741,145

		20,747,202

Capital Markets 2.1%
Ameriprise Financial, Inc.	43,180	3,816,680
Goldman Sachs Group, Inc. (The)	49,003	8,734,295
Lazard Ltd., Class A	90,006	3,281,619
MSCI, Inc.	49,370	3,958,980

		19,791,574

Chemicals 0.8%
PPG Industries, Inc.	79,349	7,389,772

Commercial Services & Supplies 2.4%
Republic Services, Inc.	130,330	6,859,268
Waste Management, Inc.	246,715	16,199,307

		23,058,575

Communications Equipment 1.9%
Cisco Systems, Inc.	583,694	17,907,732

Consumer Finance 0.9%
Discover Financial Services	159,960	9,010,547

Containers & Packaging 0.4%
Graphic Packaging Holding Co.	283,045	3,538,062

Distributors 0.3%
Pool Corp.	30,845	2,855,630

Diversified Consumer Services 0.7%
Graham Holdings Co., Class B	6,640	3,154,000
Service Corp. International	147,775	3,783,040

		6,937,040

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B*	51,850	$7,481,955

Diversified Telecommunication Services 2.9%
AT&T, Inc.	770,685	28,353,501

Electric Utilities 0.9%
American Electric Power Co., Inc.	139,280	9,030,915

Electrical Equipment 1.0%
Eaton Corp. plc	110,940	7,074,644
Hubbell, Inc.	26,085	2,726,404

		9,801,048

Energy Equipment & Services 1.7%
Schlumberger Ltd.	212,185	16,599,232

Equity Real Estate Investment Trusts (REITs) 2.2%
Boston Properties, Inc.	48,770	5,875,810
Forest City Realty Trust, Inc., Class A	176,215	3,804,482
Prologis, Inc.	221,265	11,541,182

		21,221,474

Food & Staples Retailing 0.3%
Sysco Corp.	53,630	2,580,676

Food Products 3.1%
ConAgra Foods, Inc.	495,910	23,892,944
Mondelez International, Inc., Class A	138,969	6,245,267

		30,138,211

Gas Utilities 0.3%
Atmos Energy Corp.	43,980	3,271,672

Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	270,725	12,883,803
DENTSPLY SIRONA, Inc.	76,385	4,397,484
Teleflex, Inc.	23,545	3,369,996
West Pharmaceutical Services, Inc.	38,515	2,928,295

		23,579,578

Health Care Providers & Services 2.3%
Brookdale Senior Living, Inc.* (a)	286,775	4,138,163
McKesson Corp.	34,045	4,329,503
UnitedHealth Group, Inc.	97,795	13,821,367

		22,289,033

Hotels, Restaurants & Leisure 0.7%
Aramark	182,165	6,782,003

Household Durables 0.6%
Newell Brands, Inc.	58,130	2,791,403
NVR, Inc.*	2,145	3,266,835

		6,058,238

Statement of Investments (Continued)

October 31, 2016

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Household Products 1.4%
Procter & Gamble Co. (The)	151,933	$13,187,784

Industrial Conglomerates 0.5%
General Electric Co.	171,282	4,984,306

Insurance 2.6%
Allstate Corp. (The)	114,575	7,779,643
Axis Capital Holdings Ltd.	55,730	3,174,938
Chubb Ltd.	80,730	10,252,710
Markel Corp.*	3,910	3,430,751

		24,638,042

Internet & Direct Marketing Retail 2.5%
Amazon.com, Inc.*	26,035	20,562,964
Priceline Group, Inc. (The)*	2,435	3,589,750

		24,152,714

Internet Software & Services 2.9%
Alphabet, Inc., Class A*	14,353	11,624,495
Alphabet, Inc., Class C*	9,108	7,145,590
Facebook, Inc., Class A*	67,535	8,846,410

		27,616,495

IT Services 2.3%
Amdocs Ltd.	47,465	2,774,329
Broadridge Financial Solutions, Inc.	38,250	2,473,245
Fidelity National Information Services, Inc.	62,840	4,645,133
First Data Corp., Class A*	304,585	4,261,144
FleetCor Technologies, Inc.*	45,345	7,948,979

		22,102,830

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	64,695	9,512,106

Machinery 2.3%
Allison Transmission Holdings, Inc.	174,435	5,109,201
Ingersoll-Rand plc	171,445	11,536,534
Toro Co. (The)	111,355	5,331,678

		21,977,413

Media 2.7%
Cinemark Holdings, Inc.	84,020	3,343,996
Comcast Corp., Class A	290,040	17,930,273
Live Nation Entertainment, Inc.*	160,955	4,453,625

		25,727,894

Metals & Mining 0.6%
Newmont Mining Corp.	162,165	6,006,592

Multi-Utilities 0.5%
DTE Energy Co.	50,230	4,822,582

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 6.8%
Anadarko Petroleum Corp.	60,675	$3,606,522
Apache Corp. (a)	50,760	3,019,205
Chevron Corp.	156,856	16,430,666
Cimarex Energy Co.	22,495	2,904,779
ConocoPhillips	228,215	9,915,942
Energen Corp.	111,210	5,574,957
Exxon Mobil Corp.	66,965	5,579,524
Marathon Oil Corp.	490,695	6,467,360
Occidental Petroleum Corp.	73,627	5,368,144
QEP Resources, Inc.	169,855	2,729,570
Whiting Petroleum Corp.*	439,215	3,619,132

		65,215,801

Pharmaceuticals 6.4%
Eli Lilly & Co.	162,540	12,001,953
Johnson & Johnson	318,240	36,912,658
Merck & Co., Inc.	109,565	6,433,657
Pfizer, Inc.	199,705	6,332,645

		61,680,913

Professional Services 0.3%
TransUnion*	82,750	2,585,110

Road & Rail 2.5%
CSX Corp.	422,395	12,887,272
Union Pacific Corp.	126,085	11,118,175

		24,005,447

Semiconductors & Semiconductor Equipment 2.5%
Applied Materials, Inc.	197,706	5,749,291
Marvell Technology Group Ltd.	507,760	6,616,113
Maxim Integrated Products, Inc.	301,345	11,942,302

		24,307,706

Software 4.9%
Adobe Systems, Inc.*	117,915	12,677,042
Microsoft Corp.	482,835	28,931,473
Oracle Corp.	150,771	5,792,622

		47,401,137

Specialty Retail 3.7%
Home Depot, Inc. (The)	121,490	14,822,995
Lowe’s Cos., Inc.	265,850	17,718,902
Murphy USA, Inc.* (a)	47,455	3,263,955

		35,805,852

Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	253,080	28,734,703

Textiles, Apparel & Luxury Goods 0.3%
PVH Corp.	29,190	3,122,746

Statement of Investments (Continued)

October 31, 2016

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Tobacco 2.3%
Altria Group, Inc.	270,725	$17,900,337
Philip Morris International, Inc.	43,021	4,148,945

		22,049,282

Trading Companies & Distributors 1.0%
HD Supply Holdings, Inc.*	298,660	9,855,780

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	119,465	3,086,976

Total Investments (cost $827,873,464) (b) — 95.0%		914,907,451

Other assets in excess of liabilities — 5.0%		48,372,865

NET ASSETS — 100.0%		$963,280,316

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $7,682,738, which was collateralized by U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 03/02/17 - 05/15/46, a total market value of $7,826,179.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

plc	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
458	S&P 500 E-Mini	12/16/16	$48,550,290	$(92,852)

At October 31, 2016, the Fund has $2,061,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Fund
Assets:
Investments, at value (cost $827,873,464)	$914,907,451
Cash	586,010
Deposits with broker for futures contracts	2,061,000
Interest and dividends receivable	919,540
Security lending income receivable	4,684
Receivable for investments sold	47,877,968
Receivable for capital shares issued	37,390
Reclaims receivable	50,936
Reimbursement from investment advisor	36,557
Prepaid expenses	26,452

Total Assets	966,507,988

Liabilities:
Payable for investments purchased	500,241
Payable for capital shares redeemed	276,755
Payable for variation margin on futures contracts	1,597,206
Accrued expenses and other payables:
Investment advisory fees	475,147
Fund administration fees	25,921
Distribution fees	32,925
Administrative servicing fees	88,155
Accounting and transfer agent fees	117,641
Trustee fees	3,164
Custodian fees	5,519
Compliance program costs (Note 3)	374
Professional fees	28,691
Printing fees	67,786
Other	8,147

Total Liabilities	3,227,672

Net Assets	$963,280,316

Represented by:
Capital	$843,877,332
Accumulated undistributed net investment income	4,676,219
Accumulated net realized gains from investments, futures, and foreign currency transactions	27,791,461
Net unrealized appreciation/(depreciation) from investments	87,033,987
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(92,852)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,831)

Net Assets	$963,280,316

Net Assets:
Class A Shares	$136,414,821
Class C Shares	4,046,885
Class R Shares	68,698
Institutional Service Class Shares	822,749,912

Total	$963,280,316

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,131,847
Class C Shares	194,428
Class R Shares	3,152
Institutional Service Class Shares	37,532,974

Total	43,862,401

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$22.25
Class C Shares (b)	$20.81
Class R Shares	$21.80
Institutional Service Class Shares	$21.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.61

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$20,830,084
Income from securities lending (Note 2)	88,636
Interest income	34,581

Total Income	20,953,301

EXPENSES:
Investment advisory fees	5,481,101
Fund administration fees	304,363
Distribution fees Class A	345,810
Distribution fees Class C	43,191
Distribution fees Class R	312
Administrative servicing fees Class A	107,226
Administrative servicing fees Class C	3,604
Administrative servicing fees Class R	156
Administrative servicing fees Institutional Service Class	559,642
Registration and filing fees	66,499
Professional fees	61,399
Printing fees	103,901
Trustee fees	29,285
Custodian fees	34,961
Accounting and transfer agent fees	551,595
Compliance program costs (Note 3)	3,955
Other	32,634

Total expenses before fees waived and expenses reimbursed	7,729,634

Investment advisory fees waived (Note 3)	(400,117)
Expenses reimbursed by adviser (Note 3)	(46,456)

Net Expenses	7,283,061

NET INVESTMENT INCOME	13,670,240

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	28,626,788
Net realized gains from futures transactions (Note 2)	1,198,468
Net realized losses from foreign currency transactions (Note 2)	(857)

Net realized gains from investments, futures, and foreign currency transactions	29,824,399

Net change in unrealized appreciation/(depreciation) from investments	(10,535,200)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,110,795)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	744

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(11,645,251)

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	18,179,148

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,849,388

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$13,670,240	$10,949,455
Net realized gains from investments, futures, and foreign currency transactions	29,824,399	59,907,436
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	(11,645,251)	(33,565,077)

Change in net assets resulting from operations	31,849,388	37,291,814

Distributions to Shareholders From:
Net investment income:
Class A	(1,429,493)	(920,233)
Class C	(17,027)	(10,640)
Class R	(361)	(774)
Institutional Service Class	(10,024,387)	(11,188,897)
Net realized gains:
Class A	(3,450,564)	–
Class C	(118,093)	–
Class R	(1,434)	–
Institutional Service Class	(19,956,588)	–

Change in net assets from shareholder distributions	(34,997,947)	(12,120,544)

Change in net assets from capital transactions	(12,421,328)	58,147,176

Change in net assets	(15,569,887)	83,318,446

Net Assets:
Beginning of year	978,850,203	895,531,757

End of year	$963,280,316	$978,850,203

Accumulated undistributed net investment income at end of year	$4,676,219	$2,181,659

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,987,261	$3,563,335
Proceeds from shares issued from merger (Note 12)	–	67,107,918
Dividends reinvested	4,810,052	898,804
Cost of shares redeemed	(16,261,321)	(11,854,047)

Total Class A Shares	(8,464,008)	59,716,010

Class C Shares
Proceeds from shares issued	146,029	152,307
Proceeds from shares issued from merger (Note 12)	–	2,797,805
Dividends reinvested	114,091	6,657
Cost of shares redeemed	(821,476)	(474,044)

Total Class C Shares	(561,356)	2,482,725

Class R Shares
Proceeds from shares issued	9,731	48,459
Dividends reinvested	1,795	774
Cost of shares redeemed	–	(102,995)

Total Class R Shares	11,526	(53,762)

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$58,712,516	$33,069,250
Proceeds from shares issued from merger (Note 12)	–	34,058,772
Dividends reinvested	28,521,644	10,691,126
Cost of shares redeemed	(90,641,650)	(81,816,945)

Total Institutional Service Class Shares	(3,407,490)	(3,997,797)

Change in net assets from capital transactions	$(12,421,328)	$58,147,176

SHARE TRANSACTIONS:
Class A Shares
Issued	139,272	159,749
Issued in merger (Note 12)	–	3,088,840
Reinvested	224,753	41,768
Redeemed	(749,845)	(534,996)

Total Class A Shares	(385,820)	2,755,361

Class C Shares
Issued	7,597	7,362
Issued in merger (Note 12)	–	137,160
Reinvested	5,706	335
Redeemed	(40,793)	(22,947)

Total Class C Shares	(27,490)	121,910

Class R Shares
Issued	464	2,262
Reinvested	86	37
Redeemed	–	(4,619)

Total Class R Shares	550	(2,320)

Institutional Service Class Shares
Issued	2,710,629	1,513,634
Issued in merger (Note 12)	–	1,590,605
Reinvested	1,352,544	502,969
Redeemed	(4,220,785)	(3,728,927)

Total Institutional Service Class Shares	(157,612)	(121,719)

Total change in shares	(570,372)	2,753,232

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$22.31	0.27	0.43	0.70	(0.22)	(0.54)	(0.76)	–	$22.25	3.30%	$136,414,821	0.96%	1.27%	1.04%	60.90%
Year Ended October 31, 2015	$21.77	0.22	0.57	0.79	(0.25)	–	(0.25)	–	$22.31	3.68%	$145,390,681	0.95%	0.98%	1.00%	72.24%	(e)
Year Ended October 31, 2014	$19.00	0.20	2.76	2.96	(0.19)	–	(0.19)	–	$21.77	15.64%	$81,892,569	0.94%	0.99%	0.99%	48.08%
Year Ended October 31, 2013	$15.13	0.19	3.87	4.06	(0.19)	–	(0.19)	–	$19.00	27.09%	$72,276,586	1.01%	1.08%	1.04%	113.60%
Year Ended October 31, 2012	$13.70	0.16	1.41	1.57	(0.14)	–	(0.14)	–	$15.13	11.56%	$62,152,954	1.03%	1.09%	1.04%	29.11%

Class C Shares
Year Ended October 31, 2016	$20.93	0.10	0.40	0.50	(0.08)	(0.54)	(0.62)	–	$20.81	2.49%	$4,046,885	1.75%	0.49%	1.79%	60.90%
Year Ended October 31, 2015	$20.45	0.04	0.54	0.58	(0.10)	–	(0.10)	–	$20.93	2.88%	$4,645,828	1.72%	0.18%	1.77%	72.24%	(e)
Year Ended October 31, 2014	$17.91	0.04	2.59	2.63	(0.09)	–	(0.09)	–	$20.45	14.72%	$2,045,558	1.70%	0.22%	1.75%	48.08%
Year Ended October 31, 2013	$14.30	0.06	3.66	3.72	(0.11)	–	(0.11)	–	$17.91	26.14%	$1,720,677	1.73%	0.40%	1.75%	113.60%
Year Ended October 31, 2012	$12.98	0.05	1.34	1.39	(0.07)	–	(0.07)	–	$14.30	10.76%	$1,957,387	1.74%	0.38%	1.75%	29.11%

Class R Shares (f)
Year Ended October 31, 2016	$21.87	0.17	0.43	0.60	(0.13)	(0.54)	(0.67)	–	$21.80	2.85%	$68,698	1.42%	0.79%	1.46%	60.90%
Year Ended October 31, 2015	$21.35	0.14	0.54	0.68	(0.16)	–	(0.16)	–	$21.87	3.19%	$56,905	1.41%	0.62%	1.46%	72.24%	(e)
Year Ended October 31, 2014	$18.66	0.11	2.70	2.81	(0.12)	–	(0.12)	–	$21.35	15.15%	$105,062	1.37%	0.52%	1.42%	48.08%
Year Ended October 31, 2013	$14.87	0.13	3.81	3.94	(0.15)	–	(0.15)	–	$18.66	26.72%	$34,631	1.29%	0.79%	1.31%	113.60%
Year Ended October 31, 2012	$13.48	0.11	1.39	1.50	(0.11)	–	(0.11)	–	$14.87	11.21%	$26,348	1.35%	0.79%	1.36%	29.11%

Institutional Service Class Shares (g)
Year Ended October 31, 2016	$21.99	0.32	0.42	0.74	(0.27)	(0.54)	(0.81)	–	$21.92	3.52%	$822,749,912	0.74%	1.49%	0.78%	60.90%
Year Ended October 31, 2015	$21.46	0.27	0.56	0.83	(0.30)	–	(0.30)	–	$21.99	3.93%	$828,756,789	0.73%	1.24%	0.78%	72.24%	(e)
Year Ended October 31, 2014	$18.74	0.24	2.71	2.95	(0.23)	–	(0.23)	–	$21.46	15.85%	$811,488,568	0.72%	1.21%	0.77%	48.08%
Year Ended October 31, 2013	$14.93	0.22	3.82	4.04	(0.23)	–	(0.23)	–	$18.74	27.35%	$738,850,578	0.77%	1.31%	0.80%	113.60%
Year Ended October 31, 2012	$13.52	0.19	1.39	1.58	(0.17)	–	(0.17)	–	$14.93	11.82%	$589,243,783	0.80%	1.33%	0.81%	29.11%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Excludes merger activity.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the annual period ended October 31, 2016, the Nationwide Geneva Mid Cap Growth Fund (Class A at NAV) registered -5.64% versus 0.40% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Growth Funds (consisting of 394 funds as of October 31, 2016) was -0.76% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The relative underperformance of the Fund versus the benchmark was the result of a bias for low-quality companies during the year. During the period value significantly outperformed growth with the Russell Midcap® Value Index returning 7.83% versus 0.40% for the Russell Midcap® Growth Index. The outperformance of value was driven by a market bias for companies with dividend yields, low beta and defensive characteristics. This bias for value stocks and higher yielders is a by-product of a US Federal Reserve who continues to keep rates unchanged from 2015; after a rate increase in December 2015 the Fed forecasted four interest rate increases for 2016, only to backtrack on those increases after economic data came in softer than expected. As the expectation for rate increases diminished throughout the year, value companies and companies with meaningful dividend yields began to outperform. During the third quarter of 2016 markets shifted dramatically after central banks around the world provided accommodation in response to the unexpected vote by the UK to leave the European Union. This resulted in a risk-on market that rewarded low-quality companies, specifically companies with high betas, no earnings and share prices of less than five dollars. In this type of environment, we would expect our style of investing to lag, although we believe this low-quality rally will be transitory and we’ve already begun to see this shift during the month of October.

With respect to performance, the Nationwide Geneva Mid Cap Growth Fund Class A underperformed the benchmark by 6.04% during the period. On a sector basis, the underperformance was pervasive across nearly ever sector, signaling a bias towards low-quality companies. The greatest detractors from performance were the technology and consumer discretionary sectors. (The technology sector detracted by 206 basis points and the consumer discretionary sector detracted by 125 basis points.) Relative outperformance was driven by stock selection within health care, as well as an underweight position in biotechnology companies. The health care sector contributed 75 basis points.

At the stock level the greatest contributors to performance were Copart, Amphenol and Idexx Laboratories. Copart was up nearly 45% during the period and contributed 58 basis points to relative performance; the company is the provider of online auctions and vehicle remarketing services around the world. The company benefited from stronger crushed auto body prices and continued volume gains due to an increase in accident frequency and increase in salvage frequency. Amphenol was the second-greatest contributor and benefited from a stronger environment for technology companies; specifically, the company stands to benefit from stronger-than-anticipated mobile phone orders, continued strength in the auto market and the buildout of new wireless infrastructure. Idexx continues to see strong organic revenue growth driven primarily in the core animal companion group segment, and strong instrument placement growth.

Detracting from performance were Perrigo, Manhattan Associates and Tractor Supply Company. Perrigo was the greatest detractor from performance, down 47% during the period and detracting 87 basis points from performance. The share price was down after the company’s CEO unexpectedly resigned to take up the CEO position a Valeant Pharmaceuticals. The former CEO, Joseph Papa, was instrumental in building the Perrigo business into what it is today and also took an active role in fending off the Mylan acquisition last year. Additionally, the company lowered guidance once again due to slowing core markets and challenges related to the recently acquired Omega business. Manhattan shares were

Fund Commentary (con’t.)	Nationwide Geneva Mid Cap Growth Fund

down 30% during the year and detracted 83 basis points from relative performance. Most of the correction in Manhattan shares occurred during the end of 2015 and beginning of 2016 alongside other high P/E technology stocks. More recently the company has lowered FY guidance as customers, primarily in the retail space, delayed implementations and purchases until 4Q16 or 2017. This is a reflection of a generally weaker/uncertain macroeconomic environment and not a reflection of Manhattan or the quantity of their solutions. Tractor Supply Company was down just over 31% for the year and detracted 60 basis points from relative performance. Most of the weakness came in 3Q16 after the company’s negative preannouncement; Tractor Supply cited slowing sales due to economic headwinds impacting consumer spending in the energy and agricultural markets. We still maintain a small position in the company as we believe it is uniquely positioned and somewhat immune from the threat of online retailers; that being said, we acknowledge the weakness in their end markets and have adjusted the position size to reflect this.

As we enter the final quarter of the year, the market’s focus will be on the US presidential election in November and the Federal Reserve meeting in December. With decade-low volatility in the third quarter, markets seem all too calm given the relative uncertainty surrounding the aforementioned. We believe the recent economic data should be strong enough to allow the Fed to raise rates in December, but the mixed nature of the data and the conflicting messages from various Fed officials still leave a fair amount of questions. Over the medium term, we still expect the Fed to raise interest rates in an attempt to normalize policy, which could be a tailwind for high-quality investing. Outside the US, uncertainty and the forthcoming evocation by the UK of article 50 to start the formal Brexit process in the first quarter of 2017 should give rise to volatility; however, being primarily small- and mid-cap focused, our strategies are typically less exposed to a slowdown in Europe and more geared towards domestic growth here in the US. The high-quality nature of our companies, specifically companies with recurring revenue, earnings visibility and high organic growth rates, are the types of companies we believe investors should have exposure to in this environment of uncertainty and slow global growth.

Subadviser:

Henderson Geneva Capital Management

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William S. Priebe

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Asset Allocation†

Common Stocks	98.1%
Repurchase Agreement	1.2%
Investment Company	0.1%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Software	14.3%
Health Care Equipment & Supplies	13.9%
IT Services	9.6%
Machinery	6.2%
Capital Markets	5.8%
Specialty Retail	5.1%
Banks	3.8%
Trading Companies & Distributors	3.6%
Internet Software & Services	3.2%
Food Products	3.0%
Other Industries*	31.5%
100.0%

Top Holdings††

O’Reilly Automotive, Inc.	3.0%
Amphenol Corp., Class A	3.0%
Fiserv, Inc.	2.7%
Church & Dwight Co., Inc.	2.6%
Tyler Technologies, Inc.	2.6%
LKQ Corp.	2.5%
Intuit, Inc.	2.5%
C.R. Bard, Inc.	2.4%
Intercontinental Exchange, Inc.	2.3%
Cerner Corp.	2.3%
Other Holdings*	74.1%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class A at NAV) registered -5.64%, underperforming its benchmark by 6.04% and the Lipper peer category median by 4.88%

•	The greatest detractors from performance were the technology and consumer discretionary sectors; at the stock level, Perrigo was the greatest detractor, down 47% and detracting 87 basis points

•

Relative outperformance was driven by stock selection within health care, as well as an underweight position in biotechnology companies; at the stock level, the greatest contributors were Copart, Amphenol and Idexx Laboratories

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(5.64)%	8.46%	7.08%
	w/SC3	(11.06)%	7.23%	6.48%
Class C1	w/o SC2	(6.30)%	7.75%	6.37%
	w/SC4	(7.30)%	N/A	N/A
Institutional Service Class[1,5,6]		(5.40)%	8.74%	7.29%
Institutional Class[5]		(5.26)%	N/A	4.22%	[7]
Russell Midcap® Growth Index		0.40%	12.02%	7.65%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.15%
Class C	1.88%
Institutional Service Class	0.92%
Institutional Class	0.78%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Mid Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 6, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	984.20	5.69	1.14
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.79	1.14
Class C Shares	Actual	(a)	1,000.00	980.50	9.41	1.89
	Hypothetical	(a)(b)	1,000.00	1,015.63	9.58	1.89
Institutional Service Class Shares	Actual	(a)	1,000.00	985.40	4.49	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.61	4.57	0.90
Institutional Class Shares	Actual	(a)	1,000.00	986.30	3.79	0.76
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.86	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 98.1%

	Shares	Market Value

Banks 3.8%
East West Bancorp, Inc.	503,813	$19,905,652
Signature Bank*	146,049	17,607,667

		37,513,319

Building Products 1.4%
Fortune Brands Home & Security, Inc.	251,617	13,745,837

Capital Markets 5.8%
Affiliated Managers Group, Inc.*	94,830	12,580,148
Intercontinental Exchange, Inc.	83,861	22,675,176
Raymond James Financial, Inc. (a)	356,146	21,411,497

		56,666,821

Commercial Services & Supplies 1.8%
Copart, Inc.*	341,223	17,903,971

Distributors 2.5%
LKQ Corp.*	766,792	24,752,046

Electrical Equipment 2.1%
Acuity Brands, Inc. (a)	92,068	20,583,643

Electronic Equipment, Instruments & Components 2.9%
Amphenol Corp., Class A	437,001	28,811,476

Food Products 2.9%
Hain Celestial Group, Inc. (The)*	325,167	11,826,324
JM Smucker Co. (The) (a)	129,762	17,039,048

		28,865,372

Health Care Equipment & Supplies 13.8%
ABIOMED, Inc.*	89,421	9,388,311
Align Technology, Inc.*	161,665	13,890,257
C.R. Bard, Inc.	107,846	23,368,071
Cooper Cos., Inc. (The)	104,309	18,362,556
DENTSPLY SIRONA, Inc.	339,431	19,541,043
IDEXX Laboratories, Inc.*	152,556	16,344,850
STERIS plc (a)	279,613	18,683,740
Varian Medical Systems, Inc.* (a)	183,766	16,673,089

		136,251,917

Health Care Providers & Services 1.3%
Henry Schein, Inc.*	87,664	13,079,469

Health Care Technology 2.3%
Cerner Corp.* (a)	385,610	22,589,034

Hotels, Restaurants & Leisure 1.9%
Panera Bread Co., Class A* (a)	96,576	18,422,838

Household Products 2.6%
Church & Dwight Co., Inc.	535,138	25,825,760

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 1.6%
Roper Technologies, Inc. (a)	91,536	$15,864,104

Internet Software & Services 3.2%
CoStar Group, Inc.*	96,599	18,075,605
j2 Global, Inc. (a)	182,367	12,975,412

		31,051,017

IT Services 9.6%
Broadridge Financial Solutions, Inc.	334,473	21,627,024
Cognizant Technology Solutions Corp., Class A*	354,840	18,221,034
Fiserv, Inc.*	268,066	26,399,140
Gartner, Inc.*	229,274	19,726,735
MAXIMUS, Inc.	156,059	8,124,431

		94,098,364

Life Sciences Tools & Services 1.6%
PAREXEL International Corp.*	265,118	15,445,775

Machinery 6.1%
IDEX Corp.	171,236	14,801,640
Middleby Corp. (The)* (a)	191,661	21,487,114
Snap-on, Inc.	85,202	13,129,628
Wabtec Corp. (a)	142,835	11,042,574

		60,460,956

Pharmaceuticals 1.1%
Perrigo Co. plc	124,445	10,352,579

Professional Services 2.3%
Verisk Analytics, Inc., Class A*	275,833	22,494,181

Road & Rail 1.9%
JB Hunt Transport Services, Inc.	228,129	18,617,608

Software 14.2%
ANSYS, Inc.*	202,572	18,504,952
Intuit, Inc.	223,587	24,312,850
Manhattan Associates, Inc.*	406,878	20,604,302
Red Hat, Inc.*	272,447	21,101,020
SS&C Technologies Holdings, Inc. (a)	324,405	10,358,252
Tyler Technologies, Inc.*	156,879	25,163,391
Ultimate Software Group, Inc. (The)*	91,328	19,269,295

		139,314,062

Specialty Retail 5.1%
O’Reilly Automotive, Inc.*	112,111	29,646,633
Tractor Supply Co.	147,817	9,257,779
Williams-Sonoma, Inc. (a)	245,121	11,329,492

		50,233,904

Statement of Investments (Continued)

October 31, 2016

Nationwide Geneva Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods 2.8%
Carter’s, Inc.	218,223	$18,841,374
Under Armour, Inc., Class A* (a)	275,089	8,555,268

		27,396,642

Trading Companies & Distributors 3.5%
Beacon Roofing Supply, Inc.*	213,172	8,961,751
Fastenal Co.	308,338	12,019,015
Watsco, Inc.	100,799	13,838,695

		34,819,461

Total Common Stocks (cost $809,419,724)		965,160,156

Investment Company 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	513,799	513,799

Total Investment Company (cost $513,799)		513,799

Repurchase Agreement 1.2%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $12,131,008, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $12,373,519. (b)(d)	$12,130,900	12,130,900

Total Repurchase Agreement (cost $12,130,900)		12,130,900

Total Investments (cost $822,064,423) (e) — 99.4%		977,804,855

Other assets in excess of liabilities — 0.6%		5,972,616

NET ASSETS — 100.0%		$983,777,471

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $134,043,688, which was collateralized by a money market fund and a repurchase agreement with a value of $513,799 and $12,130,900, respectively, and $123,921,858 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 03/02/17 - 05/15/46; a total value of $136,566,557.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $12,644,699.

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

plc	Public Limited Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investments, at value* (cost $809,933,523)	$965,673,955
Repurchase agreement, at value (cost $12,130,900)	12,130,900

Total Investments, at value (total cost $822,064,423)	977,804,855

Cash	18,125,419
Interest and dividends receivable	329,714
Security lending income receivable	21,840
Receivable for investments sold	1,736,901
Receivable for capital shares issued	1,107,153
Prepaid expenses	48,550

Total Assets	999,174,432

Liabilities:
Payable for investments purchased	342,902
Payable for capital shares redeemed	1,229,457
Payable upon return of securities loaned (Note 2)	12,644,699
Accrued expenses and other payables:
Investment advisory fees	591,911
Fund administration fees	26,879
Distribution fees	84,163
Administrative servicing fees	250,601
Accounting and transfer agent fees	58,342
Trustee fees	4,572
Custodian fees	5,424
Compliance program costs (Note 3)	436
Professional fees	29,915
Printing fees	119,056
Other	8,604

Total Liabilities	15,396,961

Net Assets	$983,777,471

Represented by:
Capital	$753,356,155
Accumulated distributions in excess of net investment loss	(3,228,531)
Accumulated net realized gains from investments	77,909,415
Net unrealized appreciation/(depreciation) from investments	155,740,432

Net Assets	$983,777,471

Net Assets:
Class A Shares	$160,222,910
Class C Shares	55,956,882
Institutional Service Class Shares	593,862,140
Institutional Class Shares	173,735,539

Total	$983,777,471

*	Includes value of securities on loan of $134,043,688 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Geneva Mid Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,753,698
Class C Shares	2,775,198
Institutional Service Class Shares	24,389,281
Institutional Class Shares	7,097,627

Total	41,015,804

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$23.72
Class C Shares (b)	$20.16
Institutional Service Class Shares	$24.35
Institutional Class Shares	$24.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$25.17

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$5,561,966
Income from securities lending (Note 2)	128,420
Interest income	105,455

Total Income	5,795,841

EXPENSES:
Investment advisory fees	6,749,008
Fund administration fees	312,774
Distribution fees Class A	439,708
Distribution fees Class C	646,842
Administrative servicing fees Class A	209,176
Administrative servicing fees Class C	67,137
Administrative servicing fees Institutional Service Class	1,012,500
Registration and filing fees	133,583
Professional fees	59,042
Printing fees	165,175
Trustee fees	31,131
Custodian fees	35,268
Accounting and transfer agent fees	85,761
Compliance program costs (Note 3)	4,334
Other	34,217

Total Expenses	9,985,656

NET INVESTMENT LOSS	(4,189,815)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	79,976,026
Net change in unrealized appreciation/(depreciation) from investments	(141,033,311)

Net realized/unrealized losses from investments	(61,057,285)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,247,100)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(4,189,815)	$(7,150,086)
Net realized gains from investments	79,976,026	121,348,840
Net change in unrealized appreciation/(depreciation) from investments	(141,033,311)	19,265,459

Change in net assets resulting from operations	(65,247,100)	133,464,213

Distributions to Shareholders From:
Net realized gains:
Class A	(22,549,859)	(64,241,063)
Class C	(9,673,870)	(14,113,684)
Institutional Service Class	(87,362,147)	(100,635,198)
Institutional Class	(2,513,583)	(765,378)

Change in net assets from shareholder distributions	(122,099,459)	(179,755,323)

Change in net assets from capital transactions	67,249,259	(183,825,845)

Change in net assets	(120,097,300)	(230,116,955)

Net Assets:
Beginning of year	1,103,874,771	1,333,991,726

End of year	$983,777,471	$1,103,874,771

Accumulated distributions in excess of net investment loss at end of year	$(3,228,531)	$(5,591,269)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,960,968	$59,561,906
Dividends reinvested	21,557,403	62,654,349
Cost of shares redeemed	(50,788,004)	(388,942,013)

Total Class A Shares	(8,269,633)	(266,725,758)

Class C Shares
Proceeds from shares issued	8,592,899	7,159,803
Dividends reinvested	9,091,609	13,368,847
Cost of shares redeemed	(26,289,923)	(30,037,979)

Total Class C Shares	(8,605,415)	(9,509,329)

Institutional Service Class Shares
Proceeds from shares issued	193,965,255	355,901,071
Dividends reinvested	84,922,925	97,616,208
Cost of shares redeemed	(360,189,489)	(380,314,158)

Total Institutional Service Class Shares	(81,301,309)	73,203,121

Institutional Class Shares
Proceeds from shares issued	171,797,267	20,699,496
Dividends reinvested	2,483,179	739,384
Cost of shares redeemed	(8,854,830)	(2,232,759)

Total Institutional Class Shares	165,425,616	19,206,121

Change in net assets from capital transactions	$67,249,259	$(183,825,845)

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	849,262	2,125,460
Reinvested	892,276	2,456,070
Redeemed	(2,070,888)	(13,599,827)

Total Class A Shares	(329,350)	(9,018,297)

Class C Shares
Issued	402,894	292,836
Reinvested	439,846	596,291
Redeemed	(1,226,852)	(1,221,422)

Total Class C Shares	(384,112)	(332,295)

Institutional Service Class Shares
Issued	7,774,447	12,230,496
Reinvested	3,431,229	3,754,470
Redeemed	(14,314,885)	(13,445,856)

Total Institutional Service Class Shares	(3,109,209)	2,539,110

Institutional Class Shares
Issued	6,607,047	738,697
Reinvested	99,927	28,383
Redeemed	(352,272)	(77,705)

Total Institutional Class Shares	6,354,702	689,375

Total change in shares	2,532,031	(6,122,107)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$28.54	(0.14)	(1.41)	(1.55)	(3.27)	(3.27)	$23.72	(5.64%	)	$160,222,910	1.15%	(0.55%	)	1.15%	31.03%
Year Ended October 31, 2015	$29.88	(0.20)	2.97	2.77	(4.11)	(4.11)	$28.54	10.89%		$202,116,190	1.20%	(0.72%	)	1.20%	15.30%
Period Ended October 31, 2014 (h)	$28.50	(0.06)	1.44	1.38	–	–	$29.88	4.84%		$481,151,390	1.26%	(0.81%	)	1.26%	5.12%
Year Ended July 31, 2014	$28.09	(0.24)	2.18	1.94	(1.53)	(1.53)	$28.50	6.96%		$476,141,617	1.25%	(0.81%	)	1.26%	32.13%
Year Ended July 31, 2013	$23.26	(0.20)	5.46	5.26	(0.43)	(0.43)	$28.09	22.96%		$475,430,830	1.38%	(0.79%	)	1.45%	26.00%
Year Ended July 31, 2012	$22.71	(0.20)	1.20	1.00	(0.45)	(0.45)	$23.26	4.46%		$346,311,494	1.38%	(0.88%	)	1.51%	17.00%

Class C Shares
Year Ended October 31, 2016	$24.92	(0.27)	(1.22)	(1.49)	(3.27)	(3.27)	$20.16	(6.30%	)	$55,956,882	1.88%	(1.29%	)	1.88%	31.03%
Year Ended October 31, 2015	$26.79	(0.35)	2.59	2.24	(4.11)	(4.11)	$24.92	10.06%		$78,741,743	1.88%	(1.40%	)	1.88%	15.30%
Period Ended October 31, 2014 (h)	$25.59	(0.10)	1.30	1.20	–	–	$26.79	4.69%		$93,527,500	1.92%	(1.47%	)	1.92%	5.12%
Year Ended July 31, 2014	$25.52	(0.37)	1.97	1.60	(1.53)	(1.53)	$25.59	6.30%		$95,287,969	1.87%	(1.43%	)	1.87%	32.13%
Year Ended July 31, 2013	$21.29	(0.32)	4.98	4.66	(0.43)	(0.43)	$25.52	22.26%		$96,702,988	1.98%	(1.39%	)	1.95%	26.00%
Year Ended July 31, 2012	$20.96	(0.32)	1.10	0.78	(0.45)	(0.45)	$21.29	3.77%		$67,244,463	1.98%	(1.48%	)	2.01%	17.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$29.14	(0.08)	(1.44)	(1.52)	(3.27)	(3.27)	$24.35	(5.40%	)	$593,862,140	0.92%	(0.33%	)	0.92%	31.03%
Year Ended October 31, 2015	$30.36	(0.13)	3.02	2.89	(4.11)	(4.11)	$29.14	11.14%		$801,296,568	0.92%	(0.44%	)	0.92%	15.30%
Period Ended October 31, 2014 (h)	$28.92	(0.03)	1.47	1.44	–	–	$30.36	4.98%		$757,684,581	0.89%	(0.43%	)	0.89%	5.12%
Year Ended July 31, 2014	$28.41	(0.16)	2.20	2.04	(1.53)	(1.53)	$28.92	7.24%		$919,189,168	0.98%	(0.54%	)	0.99%	32.13%
Year Ended July 31, 2013	$23.46	(0.14)	5.52	5.38	(0.43)	(0.43)	$28.41	23.28%		$818,056,645	1.13%	(0.54%	)	1.02%	26.00%
Year Ended July 31, 2012	$22.85	(0.15)	1.21	1.06	(0.45)	(0.45)	$23.46	4.70%		$431,911,298	1.13%	(0.63%	)	1.26%	17.00%

Institutional Class Shares
Year Ended October 31, 2016	$29.24	(0.04)	(1.45)	(1.49)	(3.27)	(3.27)	$24.48	(5.26%	)	$173,735,539	0.77%	(0.15%	)	0.77%	31.03%
Year Ended October 31, 2015	$30.41	(0.08)	3.02	2.94	(4.11)	(4.11)	$29.24	11.31%		$21,720,270	0.77%	(0.28%	)	0.77%	15.30%
Period Ended October 31, 2014 (h)	$28.96	(0.03)	1.48	1.45	–	–	$30.41	5.01%		$1,628,255	0.84%	(0.38%	)	0.84%	5.12%
Period Ended July 31, 2014 (j)	$29.70	(0.08)	0.87	0.79	(1.53)	(1.53)	$28.96	2.72%		$12,029,313	0.80%	(0.31%	)	0.80%	32.13%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the annual period ended October 31, 2016, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 0.45% versus -0.49% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 555 funds as of October 31, 2016) was 0.02% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The relative outperformance versus the benchmark was the result of superior stock selection and an underweight to biotechnology companies. During the period value significantly outperformed growth with the Russell 2000® Value Index returning 8.81% versus -0.49% for the Russell 2000 Growth Index. The outperformance of value was driven by a market bias for companies with dividend yields, low beta and defensive characteristics. This bias for value stocks and higher yielders is a by-product of a US Federal Reserve who continues to keep rates unchanged from 2015; after a rate increase in December 2015 the Fed forecasted four interest rate increases for 2016, only to backtrack on those increases after economic data came in softer than expected. As the expectation for rate increases diminished throughout the year, value companies and companies with meaningful dividend yields began to outperform. During the third quarter of 2016 markets shifted dramatically after central banks around the world provided accommodation in response to the unexpected vote by the UK to leave the European Union. This resulted in a risk-on market that rewarded low-quality companies, specifically companies with high betas, no earnings and share prices of less than five dollars. In this type of environment, we would expect our style of investing to lag, although we believe this low-quality rally will be transitory and we’ve already begun to see this shift during the month of October.

Relative outperformance of the Fund was driven by stock selection within the health care (contributed by 595 basis points) and materials &

processing (contributed by 90 basis points) sectors. Within healthcare the outperformance was driven by an underallocation to biotechnology and pharmaceuticals, as well as excellent stock selection within the rest of the health care sector. Detracting from performance were the producer durables (detracted by 203 basis points), technology (detracted by 156 basis points) and consumer discretionary (detracted by 128 basis points) sectors.

At the stock level, the top three contributors to performance were MarketAxess Holdings, Abiomed and Masimo. MarketAxess Holdings was the greatest contributor to performance during the prior period, and with the stock up another 50% during this period it continues to be one of our most successful positions in recent memory. Much like last year, MarketAxess benefited from industry trends which seem to be in the company’s favor with healthy fixed-income trading volumes and market share gains. These metrics should continue to improve as fixed-income secondary trading accelerates and interest rates (potentially) increase later this year. Abiomed was also in the top three contributors from our last annual commentary and continues to outperform with the stock up nearly 43% during the period. The company continues to see increased adoption among surgeons and, with recent new FDA approvals for shock therapy and approvals in Japan, the company is well positioned to continue to grow revenue at an accelerated pace. Masimo Corporation was up 38% for the period and continues to see strength in their core pulse oximetry business as well as their Rainbow and Root suite of products.

The top three detractors from performance were Virtusa Corporation, Bank of the Ozarks and PRA Group. Virtusa was the greatest detractor from performance and was down 62% during the period. Virtusa’s end-client demand, primarily financial institutions and, more specifically, banks, weakened during the period as these companies reigned in IT spending given the uncertain macro environment. With uncertainty in their end markets and issues related to their recent acquisition of Polaris, we decided to move on from the position. Bank of the Ozarks was down

Fund Commentary (con’t.)	Nationwide Geneva Small Cap Growth Fund

25% during the period, which was in line with other small to mid-sized regional banks, but the relatively large weighting in the portfolio resulted in this being the second-greatest detractor from performance. PRA Group was down 53% during the period; the company engages in the acquisition and collection of nonperforming loans in the US as well as Europe. The majority of the underperformance this year came after the company reported a significant earnings miss due to an allowance charge. Given this earnings volatility and a generally unfavorable environment for purchasing nonperforming loans, we decided to move on from the position.

As we enter the final quarter of the year, the market’s focus will be on the US presidential election in November and the Federal Reserve meeting in December. With decade-low volatility in the third quarter, markets seem all too calm given the relative uncertainty surrounding the aforementioned. We believe the recent economic data should be strong enough to allow the Fed to raise rates in December, but the mixed nature of the data and the conflicting messages from various Fed officials still leave a fair amount of questions. Over the medium term, we still expect the Fed to raise interest rates in an attempt to normalize policy, which could be a tailwind for high-quality investing. Outside the US, uncertainty and the forthcoming evocation by the UK of article 50 to start the formal Brexit process in the first quarter of 2017 should give rise to volatility; however, being primarily small- and mid-cap focused, our strategies are typically less exposed to a slowdown in Europe and more geared towards domestic growth here in the US. The high-quality nature of our companies, specifically companies with recurring revenue, earnings visibility and high organic growth rates, are the types of companies we believe investors should have exposure to in this environment of uncertainty and slow global growth.

Subadviser:

Henderson Geneva Capital Management

Portfolio Managers:

Amy S. Croen, Michelle J. Picard, William A. Priebe and William S. Priebe

The Fund is subject to the risks of investing in equity securities (including small companies). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Asset Allocation†

Common Stocks	95.4%
Other assets in excess of liabilities	4.6%
100.0%

Top Industries††

Health Care Equipment & Supplies	15.6%
Software	14.0%
Machinery	8.9%
Capital Markets	5.1%
Banks	4.9%
Chemicals	4.9%
Hotels, Restaurants & Leisure	4.9%
Life Sciences Tools & Services	4.5%
Electronic Equipment, Instruments & Components	3.5%
Health Care Technology	2.9%
Other Industries	30.8%
100.0%

Top Holdings††

Cantel Medical Corp.	3.7%
MarketAxess Holdings, Inc.	3.7%
Tyler Technologies, Inc.	3.3%
ABIOMED, Inc.	3.0%
Masimo Corp.	2.8%
Bank of the Ozarks, Inc.	2.8%
Bright Horizons Family Solutions, Inc.	2.6%
Balchem Corp.	2.5%
Neogen Corp.	2.4%
Blackbaud, Inc.	2.4%
Other Holdings	70.8%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 0.45%, outperforming its benchmark by 0.94% and the Lipper peer category median by 0.43%

•	Relative outperformance was driven by the health care and materials & processing sectors; at the stock level, the top three contributors were MarketAxess Holdings, Abiomed and Masimo

•	Detracting from performance were the producer durables, technology and consumer discretionary sectors; at the stock level, the top three detractors were Virtusa, Bank of the Ozarks and PRA Group

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	0.18%	12.12%	14.74%	[3]
	w/SC4	(5.58)%	10.86%	13.87%	[3]
Class C1	w/o SC2	(0.57)%	11.38%	14.02%	[3]
	w/SC5	(1.57)%	N/A	N/A
Institutional Service Class[1,6,7]		0.45%	12.42%	15.04%	[3]
Institutional Class[6]		0.56%	N/A	5.33%	[8]
Russell 2000® Growth Index		(0.49)%	11.34%	13.97%
CPI		1.64%	1.32%	1.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of June 12, 2009.

[4]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.37%
Class C	2.09%
Institutional Service Class	1.09%
Institutional Class	0.99%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 10/31/16 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) from 7/1/09 through 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Small Cap Growth Fund.

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,031.40	6.69	1.31
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.65	1.31
Class C Shares	Actual	(a)	1,000.00	1,027.40	10.24	2.01
	Hypothetical	(a)(b)	1,000.00	1,015.03	10.18	2.01
Institutional Service Class Shares	Actual	(a)	1,000.00	1,032.60	5.26	1.03
	Hypothetical	(a)(b)	1,000.00	1,019.96	5.23	1.03
Institutional Class Shares	Actual	(a)	1,000.00	1,033.00	4.75	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.46	4.72	0.93

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Geneva Small Cap Growth Fund

Common Stocks 95.4%

	Shares	Market Value

Airlines 2.1%
Allegiant Travel Co.	67,053	$9,246,609

Auto Components 1.7%
Dorman Products, Inc.*	117,685	7,560,084

Banks 4.7%
Bank of the Ozarks, Inc.	327,837	12,116,855
Texas Capital Bancshares, Inc.*	151,896	9,007,433

		21,124,288

Building Products 1.2%
AAON, Inc.	176,234	5,278,208

Capital Markets 4.9%
FactSet Research Systems, Inc.	41,737	6,457,549
MarketAxess Holdings, Inc.	104,196	15,708,589

		22,166,138

Chemicals 4.7%
Balchem Corp.	142,512	10,816,661
Sensient Technologies Corp.	137,332	10,232,607

		21,049,268

Commercial Services & Supplies 2.3%
Healthcare Services Group, Inc.	278,769	10,306,090

Distributors 1.0%
LKQ Corp.*	138,700	4,477,236

Diversified Consumer Services 2.4%
Bright Horizons Family Solutions, Inc.*	164,309	10,993,915

Electronic Equipment, Instruments & Components 3.3%
Cognex Corp.	174,475	9,002,910
ePlus, Inc.*	64,805	5,932,898

		14,935,808

Energy Equipment & Services 0.7%
Dril-Quip, Inc.* (a)	63,143	2,999,292

Food Products 1.9%
J&J Snack Foods Corp.	70,963	8,668,130

Health Care Equipment & Supplies 14.9%
ABIOMED, Inc.*	124,332	13,053,617
Cantel Medical Corp.	226,280	16,117,924
Globus Medical, Inc., Class A*	272,513	6,030,713
Masimo Corp.*	222,007	12,210,385
Natus Medical, Inc.*	173,791	6,838,676
Neogen Corp.*	199,693	10,521,824
Vascular Solutions, Inc.*	54,053	2,464,817

		67,237,956

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 2.8%
Medidata Solutions, Inc.*	165,775	$7,955,542
Omnicell, Inc.*	138,993	4,534,647

		12,490,189

Hotels, Restaurants & Leisure 4.6%
Chuy’s Holdings, Inc.*	189,821	5,390,916
Panera Bread Co., Class A*	54,542	10,404,432
Texas Roadhouse, Inc.	125,505	5,085,463

		20,880,811

Internet Software & Services 1.4%
Envestnet, Inc.*	177,114	6,260,980

IT Services 1.7%
ExlService Holdings, Inc.*	174,475	7,682,134

Leisure Products 1.0%
Nautilus, Inc.*	264,596	4,656,890

Life Sciences Tools & Services 4.3%
Bio-Techne Corp.	95,888	9,971,393
PAREXEL International Corp.*	160,595	9,356,265

		19,327,658

Machinery 8.5%
Barnes Group, Inc.	202,137	8,053,138
Donaldson Co., Inc.	205,069	7,489,120
Middleby Corp. (The)*	87,970	9,862,316
Proto Labs, Inc.*	93,053	4,159,469
RBC Bearings, Inc.*	125,505	8,954,782

		38,518,825

Professional Services 1.5%
Exponent, Inc. (a)	122,083	6,989,252

Road & Rail 2.3%
Genesee & Wyoming, Inc., Class A*	76,730	5,213,036
Marten Transport Ltd.	260,295	5,336,048

		10,549,084

Semiconductors & Semiconductor Equipment 0.5%
Monolithic Power Systems, Inc.	28,639	2,257,040

Software 13.4%
Blackbaud, Inc. (a)	170,760	10,484,664
Bottomline Technologies de, Inc.*	199,400	4,524,386
Ellie Mae, Inc.* (a)	53,760	5,692,646
Fair Isaac Corp.	75,948	9,165,405
Paycom Software, Inc.* (a)	120,226	6,219,291
Tyler Technologies, Inc.*	89,046	14,282,978
Ultimate Software Group, Inc. (The)*	47,303	9,980,460

		60,349,830

Statement of Investments (Continued)

October 31, 2016

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 2.6%
Hibbett Sports, Inc.*	103,805	$4,032,824
Monro Muffler Brake, Inc. (a)	140,264	7,714,520

		11,747,344

Technology Hardware, Storage & Peripherals 1.3%
Electronics For Imaging, Inc.* (a)	143,099	6,086,000

Textiles, Apparel & Luxury Goods 0.8%
G-III Apparel Group Ltd.* (a)	146,226	3,819,423

Thrifts & Mortgage Finance 1.3%
BofI Holding, Inc.*	304,182	5,666,911

Trading Companies & Distributors 1.6%
Beacon Roofing Supply, Inc.*	169,392	7,121,240

Total Investments (cost $398,005,646) (b) — 95.4%		430,446,633

Other assets in excess of liabilities — 4.6%		20,755,653

NET ASSETS — 100.0%		$451,202,286

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $38,284,428, which was collateralized by U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 03/02/17 - 05/15/46, a total market value of $38,999,221.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Geneva Small Cap Growth Fund
Assets:
Investments, at value (cost $398,005,646)	$430,446,633
Cash	16,815,548
Interest receivable	6,755
Security lending income receivable	3,293
Receivable for investments sold	5,974,086
Receivable for capital shares issued	1,240,102
Prepaid expenses	41,528

Total Assets	454,527,945

Liabilities:
Payable for investments purchased	2,165,941
Payable for capital shares redeemed	660,353
Accrued expenses and other payables:
Investment advisory fees	317,375
Fund administration fees	15,344
Distribution fees	44,113
Administrative servicing fees	63,789
Accounting and transfer agent fees	7,691
Trustee fees	1,586
Custodian fees	2,023
Compliance program costs (Note 3)	152
Professional fees	25,557
Printing fees	14,441
Other	7,294

Total Liabilities	3,325,659

Net Assets	$451,202,286

Represented by:
Capital	$420,791,692
Accumulated distributions in excess of net investment loss	(2,348,649)
Accumulated net realized gains from investments	318,256
Net unrealized appreciation/(depreciation) from investments	32,440,987

Net Assets	$451,202,286

Net Assets:
Class A Shares	$79,769,181
Class C Shares	30,572,627
Institutional Service Class Shares	300,779,497
Institutional Class Shares	40,080,981

Total	$451,202,286

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,868,311
Class C Shares	755,591
Institutional Service Class Shares	6,886,062
Institutional Class Shares	914,362

Total	10,424,326

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$42.70
Class C Shares (b)	$40.46
Institutional Service Class Shares	$43.68
Institutional Class Shares	$43.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$45.31

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,530,569
Interest income	65,184
Income from securities lending (Note 2)	25,411

Total Income	1,621,164

EXPENSES:
Investment advisory fees	2,971,116
Fund administration fees	159,905
Distribution fees Class A	178,873
Distribution fees Class C	276,457
Administrative servicing fees Class A	90,503
Administrative servicing fees Class C	22,117
Administrative servicing fees Institutional Service Class	229,812
Registration and filing fees	70,253
Professional fees	38,649
Printing fees	44,844
Trustee fees	11,406
Custodian fees	13,526
Accounting and transfer agent fees	46,486
Compliance program costs (Note 3)	1,713
Recoupment fees (Note 3)	8,911
Other	21,001

Total Expenses	4,185,572

NET INVESTMENT LOSS	(2,564,408)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	737,630
Net change in unrealized appreciation/(depreciation) from investments	3,076,416

Net realized/unrealized gains from investments	3,814,046

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,249,638

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(2,564,408)	$(1,508,595)
Net realized gains from investments	737,630	14,031,015
Net change in unrealized appreciation/(depreciation) from investments	3,076,416	5,578,602

Change in net assets resulting from operations	1,249,638	18,101,022

Distributions to Shareholders From:
Net realized gains:
Class A	(3,166,731)	(1,872,308)
Class C	(1,139,308)	(926,519)
Institutional Service Class	(8,366,425)	(6,004,295)
Institutional Class	(1,505,659)	(40,360)

Change in net assets from shareholder distributions	(14,178,123)	(8,843,482)

Change in net assets from capital transactions	187,982,297	108,998,687

Change in net assets	175,053,812	118,256,227

Net Assets:
Beginning of year	276,148,474	157,892,247

End of year	$451,202,286	$276,148,474

Accumulated distributions in excess of net investment income at end of year	$(2,348,649)	$(1,400,121)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$50,715,628	$31,413,951
Dividends reinvested	3,143,285	1,853,097
Cost of shares redeemed	(30,124,727)	(8,637,995)

Total Class A Shares	23,734,186	24,629,053

Class C Shares
Proceeds from shares issued	15,158,921	7,175,913
Dividends reinvested	1,064,204	900,375
Cost of shares redeemed	(5,285,066)	(4,027,314)

Total Class C Shares	10,938,059	4,048,974

Institutional Service Class Shares
Proceeds from shares issued	239,666,420	88,016,823
Dividends reinvested	7,730,950	5,296,653
Cost of shares redeemed	(106,074,462)	(41,843,437)

Total Institutional Service Class Shares	141,322,908	51,470,039

Institutional Class Shares
Proceeds from shares issued	23,095,066	29,306,597
Dividends reinvested	1,385,013	25,986
Cost of shares redeemed	(12,492,935)	(481,962)

Total Institutional Class Shares	11,987,144	28,850,621

Change in net assets from capital transactions	$187,982,297	$108,998,687

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	1,200,643	715,418
Reinvested	74,556	48,258
Redeemed	(720,615)	(202,704)

Total Class A Shares	554,584	560,972

Class C Shares
Issued	376,359	169,726
Reinvested	26,466	24,348
Redeemed	(130,744)	(97,988)

Total Class C Shares	272,081	96,086

Institutional Service Class Shares
Issued	5,535,439	1,962,708
Reinvested	179,706	135,672
Redeemed	(2,484,914)	(972,252)

Total Institutional Service Class Shares	3,230,231	1,126,128

Institutional Class Shares
Issued	524,858	641,084
Reinvested	32,105	664
Redeemed	(289,368)	(10,736)

Total Institutional Class Shares	267,595	631,012

Total change in shares	4,324,491	2,414,198

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$44.80	(0.36)	0.42	0.06	(2.16)	(2.16)	–	$42.70	0.20%	(h)	$79,769,181	1.31%	(0.86%	)	1.31%	15.18%
Year Ended October 31, 2015	$42.54	(0.43)	5.23	4.80	(2.54)	(2.54)	–	$44.80	12.27%	(h)	$58,860,727	1.43%	(1.00%	)	1.43%	31.89%
Period Ended October 31, 2014 (i)	$39.92	(0.13)	2.75	2.62	–	–	–	$42.54	6.56%		$32,021,519	1.62%	(1.29%	)	1.66%	7.48%
Year Ended July 31, 2014	$40.05	(0.49)	1.76	1.27	(1.40)	(1.40)	–	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%
Year Ended July 31, 2013	$31.36	(0.42)	10.63	10.21	(1.52)	(1.52)	–	$40.05	33.86%		$24,629,215	1.62%	(1.21%	)	1.88%	30.00%
Year Ended July 31, 2012	$30.87	(0.38)	1.80	1.42	(0.93)	(0.93)	–	$31.36	4.69%		$9,925,067	1.62%	(1.26%	)	2.07%	45.00%

Class C Shares
Year Ended October 31, 2016	$42.88	(0.65)	0.39	(0.26)	(2.16)	(2.16)	–	$40.46	(0.57%	)	$30,572,627	2.05%	(1.60%	)	2.05%	15.18%
Year Ended October 31, 2015	$41.10	(0.71)	5.03	4.32	(2.54)	(2.54)	–	$42.88	11.49%		$20,731,518	2.16%	(1.70%	)	2.16%	31.89%
Period Ended October 31, 2014 (i)	$38.62	(0.19)	2.67	2.48	–	–	–	$41.10	6.42%		$15,922,693	2.22%	(1.89%	)	2.36%	7.48%
Year Ended July 31, 2014	$39.04	(0.73)	1.71	0.98	(1.40)	(1.40)	–	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%
Year Ended July 31, 2013	$30.78	(0.62)	10.40	9.78	(1.52)	(1.52)	–	$39.04	33.08%		$11,961,250	2.22%	(1.81%	)	2.38%	30.00%
Year Ended July 31, 2012	$30.49	(0.56)	1.78	1.22	(0.93)	(0.93)	–	$30.78	4.09%		$3,798,576	2.22%	(1.86%	)	2.57%	45.00%

Institutional Service Class Shares (j)
Year Ended October 31, 2016	$45.67	(0.26)	0.43	0.17	(2.16)	(2.16)	–	$43.68	0.45%		$300,779,497	1.04%	(0.59%	)	1.04%	15.18%
Year Ended October 31, 2015	$43.19	(0.31)	5.33	5.02	(2.54)	(2.54)	–	$45.67	12.61%		$166,949,030	1.16%	(0.71%	)	1.16%	31.89%
Period Ended October 31, 2014 (i)	$40.50	(0.11)	2.80	2.69	–	–	–	$43.19	6.64%		$109,266,656	1.37%	(1.04%	)	1.38%	7.48%
Year Ended July 31, 2014	$40.51	(0.37)	1.76	1.39	(1.40)	(1.40)	–	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%
Year Ended July 31, 2013	$31.63	(0.34)	10.74	10.40	(1.52)	(1.52)	–	$40.51	34.18%		$73,085,618	1.36%	(0.95%	)	1.63%	30.00%
Year Ended July 31, 2012	$31.04	(0.30)	1.82	1.52	(0.93)	(0.93)	–	$31.63	4.99%		$25,370,929	1.35%	(0.99%	)	1.82%	45.00%

Institutional Class Shares
Year Ended October 31, 2016	$45.78	(0.21)	0.42	0.21	(2.16)	(2.16)	–	$43.83	0.54%	(h)	$40,080,981	0.94%	(0.49%	)	0.94%	15.18%
Year Ended October 31, 2015	$43.25	(0.32)	5.39	5.07	(2.54)	(2.54)	–	$45.78	12.72%		$29,607,199	0.94%	(0.71%	)	0.94%	31.89%
Period Ended October 31, 2014 (i)	$40.54	(0.09)	2.80	2.71	–	–	–	$43.25	6.68%		$681,379	1.22%	(0.90%	)	1.28%	7.48%
Period Ended July 31, 2014 (k)	$43.05	(0.28)	(0.83)	(1.11)	(1.40)	(1.40)	–	$40.54	(2.79%	)	$483,778	1.18%	(0.77%	)	1.18%	27.16%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Growth Fund

For the annual period ended October 31, 2016, the Nationwide Growth Fund (Institutional Class) registered -1.52% versus 2.28% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Growth Funds (consisting of 394 funds as of October 31, 2016) was -0.76% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

It was a rather challenging reporting period, beginning with the Federal Reserve raising interest rates in December 2015 for the first time in nine years. That decision, and the expectation of additional rate hikes to follow, sparked a sharp sell-off in January 2016, with the market finally bottoming in February along with the price of oil. A narrow, mega-cap growth-led market in the fourth quarter of 2015 reversed course and a shift to cyclicals and value-oriented stocks characterized the initial market rally off the February low. The shift was further underscored by a huge rebound in low-quality, small-cap energy names and a rotation out of more traditional growth stocks.

Much of the equity market’s movement over the past few quarters has been dominated by macro events, not the least of which was constant speculation about when the next Fed rate hike would occur. Growth in the early part of 2016 turned out to be much slower than originally anticipated, prompting investors to question the Fed’s policy path. The continued low interest rates set off a mad scramble for yield that saw investors stampede into Real Estate, Utilities and large-cap defensive stocks in the Consumer Staples sector, beginning in March and carrying through the second quarter.

Manufacturing was particularly sluggish in the past year, with businesses hesitant to invest. Yet housing activity, automobile sales and employment growth were solid enough for the economy to continue moving ahead at a moderate clip and keep a potential rate hike on the table. Alas, at all of the Federal Open Market

Committee (FOMC) meetings since the December 2015 announcement, the Fed found a reason not to increase rates again, citing reasons such as global growth concerns, domestic economic data (inflation, employment) or other macro issues. In particular, the UK referendum, during which Brits surprisingly voted to exit the European Union (Brexit), was largely responsible for no action being taken at the June FOMC meeting.

Unable to break above the May 2015 high, equities remained range bound until July, when a post-Brexit relief rally finally pushed stocks to new highs. However, a backup of uncertain interest rates coupled with uneasiness over the looming U.S. presidential election left stocks at their pre-Brexit levels as of October 31.

The largest shortfall in relative performance by a sector in the year ended October 31, 2016, occurred in the Consumer Discretionary sector, detracting 104 basis points mainly due to stock selection, where portfolio positioning in the Retail (down 5.7%) and Media (down 5.8%) industries hurt results. The Fund was underweight Amazon (AMZN, 2.4% Avg. Wgt., still held) earlier in the year during a period when the stock made a substantial run, up 25% for the period. The Fund also suffered from poor performance in Macy’s (M, 0.4%, sold entirely in May 2016), down 48% while held in the Fund, as the company experienced a meaningful slowdown in same-store sales and management was forced to rationalize its mall-based footprint. Also, the Fund missed out on a sharp rise in Netflix (NFLX, 0.5%), down 9% from purchase, which showed a surprisingly quick rebound in subscriber growth in the September quarter and issued a confident forecast regarding forward margin expansion. In contrast, the Fund benefited by not owning shares of Nike (NKE, 0%), which performed poorly for the last few quarters on rising competition from Adidas and Under Armor, among others. Finally, the third quarter of 2016 was negatively impacted by 19 basis points with a decline in Helen of Troy (HELE, 0.8%, initial purchase November 2015, still held) as the shares fell throughout the summer despite management’s reiterating full-year guidance.

Fund Commentary (con’t.)	Nationwide Growth Fund

Sector allocation was unfavorable overall during the period, with the largest impact coming from an overweight in Health Care, detracting 58 basis points. The sector has been under pressure all year from U.S. presidential campaign rhetoric and congressional inquiries into aggressive drug pricing practices. This overhang is likely to persist into 2017, but the industry is already making adjustments. Stock selection within Health Care was roughly flat, with a positive contribution from Biotechnology offset by poor results in Pharmaceuticals. The Fund benefited from the takeover of both Dyax Corp. (DYAX, 0.17%, initial purchase October 2015, up 41% while held), and Baxalta (BXLT, up 22% while held). The latter was previously spun out from portfolio holding Baxter Int’l (BAX, 0.6%, initial purchase November 2015, still held, remaining position up 24%) by British pharmaceutical company Shire (SHPG, 0.2%).

Over half of the relative underperformance (-200 basis points) occurred in the first quarter of 2016, when the market sold off sharply and then just as sharply reversed. The Fund was not positioned for the rapid rotation into a mix of low-growth cyclicals generating excess cash, high-dividend yield groups (REITs, Telecom) and big, stable defensive names in the Consumer Staples sector. The Fund lost ground in the Technology sector late in the first quarter, with Software & Services the primary culprit in March (-33 basis points) as J2 Global Inc. (JCOM, 0.2%, initial purchase December 2015, sold entirely in March 2016), down 22%, and several other portfolio positions underperformed.

On the plus side, the Fund outperformed in the Industrials sector, adding 39 basis points of excess return since February 2016, primarily through solid stock selection in the Capital Goods industry (up 32%).. The U.S. dollar’s strength has been a headwind for industrial manufacturers with significant overseas revenue; the Fund’s holdings were skewed towards more domestic-oriented firms. Defense contractor Northrup-Grumman (NOC, 1.2%, up 72% since purchase in 2014), which was held throughout the entire fiscal year, has consistently beat earnings estimates and recently raised guidance. United Rentals, (URI, 0.6%, initial purchase February 2016, still held, up 50%) is a 100% North American-focused equipment rental company, where business has stabilized after results suffered from the slowdown in drilling activity in oil states. Estimates began rising again over the summer and the company indicated a strong cash flow outlook going forward.

We have continued to gradually reduce exposure to Health Care, which remains overweight. Demographics remain favorable for the sector, but there is little question that drug costs will remain a major issue going forward, irrespective of November’s election results. Our focus has been more on service providers and pharmaceutical and biotechnology firms where price increases have played less of a role in driving revenues in recent years. The Fund is also overweight Technology, where relative performance was flat for the Fund’s fiscal year and where we still see plenty of growth opportunities. Consumer Discretionary, which detracted 104 basis points of relative performance mainly due to stock selection, is the Fund’s largest underweight relative to the benchmark, as it has been challenging to find attractive situations in the large-cap Retail and Consumer Services industries. Both groups appear to be facing a difficult period of rising labor costs.

The hedge component of the Nationwide Growth Strategy is designed for protection from significant market events, such as the financial crisis of 2008 and the sovereign debt crisis in 2011. Hedging will take place when markets show signs of significant stress and greater potential for negative returns.

Between 2/5/16 and 2/12/16, the portfolio dipped below the fully invested threshold, entering the zone where we were actively hedging. During that period, the target invested level fluctuated between 90% and 97% (even wider when considering intraday action). Going into the week of 2/8/16 we raised about 12% cash which 1) reduced market exposure and 2) provided the capital to utilize exchange-traded funds (ETFs), which allowed for “fine tuning” of the invested level. We made use of short duration securities

Fund Commentary (con’t.)	Nationwide Growth Fund

(double inverse S&P 500 ETF) for a brief period when the target was at the low end of the range, but as the market rose we shifted exposure to long ETFs. As the Fund continued to rise above the fully invested threshold, long ETF positions were sold and cash transferred back to the strategy. Since that time, we’ve maintained a 2.5% position in the Russell 1000 Growth ETF (IWF) to facilitate future hedging (i.e., easily liquidated and the proceeds used without the immediate need to raise cash in the strategy.)

Subadviser:

Boston Advisors, LLC

Portfolio Managers:

David Hanna, CFA; Edward Mulrane, CFA; Douglas A. Riley, CFA; and Michael J. Vogelzang, CFA

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Growth funds may underperform other funds that use different investing styles. During periods of higher volatility, the Fund utilizes a strategy to hedge against stock market risks by decreasing the Fund’s overall equity exposure by investing in (i) inverse and leveraged exchange-traded funds (ETFs) (which are considered risky and speculative); (ii) derivatives (which create investment leverage and are highly volatile); and/or (iii) short positions in futures (which create investment leverage and can exaggerate losses). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of investment loss, it may prevent achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Growth Fund

Asset Allocation†

Common Stocks	95.7%
Exchange Traded Fund	2.6%
Rights††	0.0%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries†††

Biotechnology	9.9%
Internet Software & Services	9.1%
IT Services	8.5%
Health Care Providers & Services	6.1%
Technology Hardware, Storage & Peripherals	6.1%
Software	5.9%
Media	4.7%
Specialty Retail	3.7%
Semiconductors & Semiconductor Equipment	3.5%
Food & Staples Retailing	3.5%
Other Industries	39.0%
100.0%

Top Holdings†††

Apple, Inc.	6.1%
Alphabet, Inc., Class A	5.2%
Microsoft Corp.	4.2%
Facebook, Inc., Class A	3.9%
Amazon.com, Inc.	3.1%
iShares Russell 1000 Growth ETF	2.7%
UnitedHealth Group, Inc.	2.5%
Visa, Inc., Class A	2.2%
Amgen, Inc.	1.9%
Gilead Sciences, Inc.	1.8%
Other Holdings	66.4%
100.0%

Objective

The Fund seeks long-term capital growth.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Class) registered -1.52%, underperforming its benchmark by 3.80% and the Lipper peer category median by 0.76%

•

The Consumer Discretionary sector accounted for the largest shortfall in relative Fund performance, detracting 104 basis points mainly due to stock selection and portfolio positioning in Retail and Media; poor performance from Macy’s and underweighting in Amazon hurt Fund results

•

The Fund outperformed in the Industrials sector, adding 39 basis points of excess return since February 2016, primarily through solid stock selection in the Capital Goods industry (up 32%); contributors included defense contractor Northrup-Grumman and United Rentals

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	(1.83)%	11.22%	7.60%
	w/ SC2	(7.51)%	9.92%	6.97%
Class C	w/o SC1	(2.54)%	10.42%	6.83%
	w/SC3	(3.46)%	N/A	N/A
Class R4,5		(1.61)%	11.02%	7.32%
Institutional Service Class[4]		(1.66)%	N/A	11.74%	[6]
Institutional Class[7]	w/o SC1	(1.52)%	11.55%	7.92%
	w/SC8	N/A	10.52%	7.42%
Russell 1000® Growth Index		2.28%	13.65%	8.22%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Since inception date of November 30, 2011.

[7]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.18%	0.97%
Class C	1.97%	1.76%
Class R	1.61%	1.40%
Institutional Service Class	1.10%	0.89%
Institutional Class	0.86%	0.65%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Growth Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,023.50	4.88	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.31	4.88	0.96
Class C Shares	Actual	(a)	1,000.00	1,020.80	8.94	1.76
	Hypothetical	(a)(b)	1,000.00	1,016.29	8.92	1.76
Class R Shares	Actual	(a)	1,000.00	1,022.40	6.56	1.29
	Hypothetical	(a)(b)	1,000.00	1,018.65	6.55	1.29
Institutional Service Class Shares	Actual	(a)	1,000.00	1,024.10	4.22	0.83
	Hypothetical	(a)(b)	1,000.00	1,020.96	4.22	0.83
Institutional Class Shares	Actual	(a)	1,000.00	1,025.00	3.31	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.87	3.30	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Growth Fund

Common Stocks 95.7%

	Shares	Market Value

Aerospace & Defense 2.5%
L-3 Communications Holdings, Inc.	11,820	$1,618,631
Northrop Grumman Corp.	8,930	2,044,970
Textron, Inc.	27,355	1,096,388

		4,759,989

Airlines 0.6%
JetBlue Airways Corp.*	68,985	1,205,858

Auto Components 0.5%
Magna International, Inc.	22,995	943,945

Banks 0.5%
Citizens Financial Group, Inc.	38,110	1,003,817

Beverages 0.9%
Dr. Pepper Snapple Group, Inc.	20,370	1,788,282

Biotechnology 9.7%
AbbVie, Inc.	45,070	2,514,005
Alexion Pharmaceuticals, Inc.*	8,650	1,128,825
Amgen, Inc.	25,500	3,599,580
Biogen, Inc.*	10,230	2,866,241
Celgene Corp.*	29,350	2,998,983
Gilead Sciences, Inc.	46,950	3,456,929
Shire plc,ADR	5,663	955,008
Vertex Pharmaceuticals, Inc.*	18,290	1,387,479

		18,907,050

Capital Markets 2.1%
Eaton Vance Corp.	28,455	997,632
Morgan Stanley	47,345	1,589,372
S&P Global, Inc.	11,745	1,431,128

		4,018,132

Chemicals 1.6%
Air Products & Chemicals, Inc.	10,060	1,342,205
Scotts Miracle-Gro Co. (The), Class A	12,130	1,068,532
Sherwin-Williams Co. (The)	3,060	749,272

		3,160,009

Commercial Services & Supplies 0.5%
Copart, Inc.*	19,110	1,002,702

Communications Equipment 1.2%
Cisco Systems, Inc.	33,990	1,042,813
F5 Networks, Inc.*	9,580	1,324,052

		2,366,865

Containers & Packaging 0.6%
Berry Plastics Group, Inc.*	24,520	1,072,750

Distributors 0.8%
Pool Corp.	16,500	1,527,570

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services 0.8%
ServiceMaster Global Holdings, Inc.*	41,855	$1,497,991

Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B*	13,450	1,940,835

Diversified Telecommunication Services 0.5%
Verizon Communications, Inc.	21,640	1,040,884

Electrical Equipment 0.7%
Eaton Corp. plc	22,395	1,428,129

Equity Real Estate Investment Trusts (REITs) 0.6%
Gaming and Leisure Properties, Inc.	34,805	1,142,648

Food & Staples Retailing 3.4%
CVS Health Corp.	36,975	3,109,597
Kroger Co. (The)	45,900	1,421,982
Sysco Corp.	42,630	2,051,356

		6,582,935

Food Products 3.1%
Blue Buffalo Pet Products, Inc.*	40,050	1,006,056
Hormel Foods Corp.	49,150	1,892,275
Ingredion, Inc.	11,575	1,518,293
Tyson Foods, Inc., Class A	21,525	1,525,046

		5,941,670

Health Care Equipment & Supplies 0.5%
Baxter International, Inc.	20,975	998,200

Health Care Providers & Services 6.0%
Express Scripts Holding Co.*	22,890	1,542,786
HealthSouth Corp.	35,920	1,442,188
Laboratory Corp. of America Holdings*	9,050	1,134,327
Molina Healthcare, Inc.*	24,820	1,350,456
UnitedHealth Group, Inc.	33,550	4,741,622
WellCare Health Plans, Inc.*	12,840	1,457,468

		11,668,847

Hotels, Restaurants & Leisure 1.0%
Brinker International, Inc.	19,165	943,685
International Game Technology plc	35,285	1,013,385

		1,957,070

Household Durables 1.2%
Helen of Troy Ltd.*	15,910	1,296,665
Whirlpool Corp.	6,530	978,325

		2,274,990

Household Products 0.9%
Spectrum Brands Holdings, Inc.	13,035	1,762,853

Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc.*	7,405	5,848,617

Statement of Investments (Continued)

October 31, 2016

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 8.9%
Alphabet, Inc., Class A*	12,330	$9,986,067
Facebook, Inc., Class A*	56,390	7,386,526

		17,372,593

IT Services 8.4%
Broadridge Financial Solutions, Inc.	28,095	1,816,623
Convergys Corp.	60,350	1,762,220
CoreLogic, Inc.*	39,735	1,691,122
First Data Corp., Class A*	104,490	1,461,815
Fiserv, Inc.*	22,080	2,174,438
Science Applications International Corp.	11,255	775,582
Vantiv, Inc., Class A*	32,625	1,903,995
Visa, Inc., Class A	51,240	4,227,812
WEX, Inc.*	4,250	463,675

		16,277,282

Life Sciences Tools & Services 0.6%
ICON plc*	13,170	1,057,288

Machinery 3.4%
Crane Co.	16,950	1,152,770
Cummins, Inc.	11,290	1,443,088
Deere & Co.	18,525	1,635,757
Ingersoll-Rand plc	14,280	960,901
Stanley Black & Decker, Inc.	12,045	1,371,203

		6,563,719

Media 4.6%
Comcast Corp., Class A	55,185	3,411,537
Discovery Communications, Inc., Class A*	47,900	1,250,669
Scripps Networks Interactive, Inc., Class A	23,240	1,495,726
Walt Disney Co. (The)	30,770	2,852,071

		9,010,003

Multiline Retail 0.4%
JC Penney Co., Inc.*	99,390	853,760

Oil, Gas & Consumable Fuels 1.5%
Enbridge, Inc.	22,375	965,929
Tesoro Corp.	10,445	887,511
World Fuel Services Corp.	24,840	999,810

		2,853,250

Pharmaceuticals 2.5%
Bristol-Myers Squibb Co.	35,030	1,783,377
Johnson & Johnson	16,825	1,951,532
Merck & Co., Inc.	20,110	1,180,859

		4,915,768

Professional Services 0.2%
Robert Half International, Inc.	12,300	460,266

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	33,905	$985,957
Lam Research Corp.	12,910	1,250,463
Maxim Integrated Products, Inc.	24,655	977,078
Micron Technology, Inc.*	69,690	1,195,880
QUALCOMM, Inc.	33,540	2,304,869

		6,714,247

Software 5.8%
Check Point Software Technologies Ltd.*	19,525	1,651,034
Citrix Systems, Inc.*	18,505	1,569,224
Microsoft Corp.	134,730	8,073,022

		11,293,280

Specialty Retail 3.7%
Home Depot, Inc. (The)	14,205	1,733,152
Lowe’s Cos., Inc.	25,960	1,730,234
Murphy USA, Inc.*	14,580	1,002,813
O’Reilly Automotive, Inc.*	6,920	1,829,925
Williams-Sonoma, Inc.	18,370	849,061

		7,145,185

Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc.	102,135	11,596,408

Textiles, Apparel & Luxury Goods 1.1%
Michael Kors Holdings Ltd.*	22,650	1,150,167
PVH Corp.	8,860	947,843

		2,098,010

Trading Companies & Distributors 0.9%
United Rentals, Inc.*	23,420	1,771,957

Total Common Stocks (cost $168,665,064)		185,825,654

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp. CVR* (a)	43,975	48,812

Total Rights (cost $ —)		48,812

Statement of Investments (Continued)

October 31, 2016

Nationwide Growth Fund (Continued)

Exchange Traded Fund 2.6%

	Shares	Market Value

Exchange Traded Fund 2.6%
iShares Russell 1000 Growth ETF	50,000	$5,087,000

Total Exchange Traded Fund (cost $4,447,943)		5,087,000

Total Investments (cost $173,113,007) (b) — 98.3%		190,961,466

Other assets in excess of liabilities — 1.7%		3,301,830

NET ASSETS — 100.0%		$194,263,296

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Growth Fund
Assets:
Investments, at value (cost $173,113,007)	$190,961,466
Cash	4,894,998
Interest and dividends receivable	144,129
Receivable for investments sold	2,844,992
Receivable for capital shares issued	8,111
Reimbursement from investment advisor	25,423
Prepaid expenses	26,158

Total Assets	198,905,277

Liabilities:
Payable for investments purchased	3,982,058
Payable for capital shares redeemed	410,680
Accrued expenses and other payables:
Investment advisory fees	100,748
Fund administration fees	10,775
Distribution fees	11,776
Administrative servicing fees	6,959
Accounting and transfer agent fees	57,560
Trustee fees	663
Custodian fees	1,166
Compliance program costs (Note 3)	78
Professional fees	24,837
Printing fees	28,000
Other	6,681

Total Liabilities	4,641,981

Net Assets	$194,263,296

Represented by:
Capital	$167,324,158
Accumulated undistributed net investment income	203,433
Accumulated net realized gains from investments	8,887,246
Net unrealized appreciation/(depreciation) from investments	17,848,459

Net Assets	$194,263,296

Net Assets:
Class A Shares	$28,098,839
Class C Shares	6,621,421
Class R Shares	135,566
Institutional Service Class Shares	15,316,156
Institutional Class Shares	144,091,314

Total	$194,263,296

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,716,478
Class C Shares	793,377
Class R Shares	13,331
Institutional Service Class Shares	1,409,755
Institutional Class Shares	13,323,637

Total	18,256,578

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.34
Class C Shares (b)	$8.35
Class R Shares	$10.17
Institutional Service Class Shares	$10.86
Institutional Class Shares	$10.81
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.97

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$2,683,928
Interest income	20,107

Total Income	2,704,035

EXPENSES:
Investment advisory fees	1,231,106
Fund administration fees	128,595
Distribution fees Class A	74,873
Distribution fees Class C	64,906
Distribution fees Class R	666
Administrative servicing fees Class A	20,445
Administrative servicing fees Class C	7,340
Administrative servicing fees Institutional Service Class	39,206
Registration and filing fees	59,970
Professional fees	32,518
Printing fees	39,864
Trustee fees	6,315
Custodian fees	7,498
Accounting and transfer agent fees	258,279
Compliance program costs (Note 3)	882
Other	17,278

Total expenses before expenses reimbursed	1,989,741

Expenses reimbursed by adviser (Note 3)	(450,251)

Net Expenses	1,539,490

NET INVESTMENT INCOME	1,164,545

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	8,911,912
Net change in unrealized appreciation/(depreciation) from investments	(13,924,495)

Net realized/unrealized losses from investments	(5,012,583)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,848,038)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$1,164,545	$778,301
Net realized gains from investments	8,911,912	9,522,778
Net change in unrealized appreciation/(depreciation) from investments	(13,924,495)	7,869,710

Change in net assets resulting from operations	(3,848,038)	18,170,789

Distributions to Shareholders From:
Net investment income:
Class A	(123,128)	(44,146)
Class C	(4,290)	–
Class R	(865)	–
Institutional Service Class	(83,372)	(42,097)
Institutional Class	(1,047,763)	(986,169)
Net realized gains:
Class A	(1,576,005)	(5,251,662)
Class C	(356,785)	(1,050,943)
Class R	(6,046)	(90,232)
Institutional Service Class	(816,039)	(3,234,089)
Institutional Class	(6,735,762)	(29,288,668)

Change in net assets from shareholder distributions	(10,750,055)	(39,988,006)

Change in net assets from capital transactions	(14,713,815)	36,277,152

Change in net assets	(29,311,908)	14,459,935

Net Assets:
Beginning of year	223,575,204	209,115,269

End of year	$194,263,296	$223,575,204

Accumulated undistributed net investment income at end of year	$203,433	$333,232

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,886,182	$14,768,450
Dividends reinvested	1,656,800	5,058,116
Cost of shares redeemed	(15,472,876)	(9,505,148)

Total Class A Shares	(4,929,894)	10,321,418

Class C Shares
Proceeds from shares issued	1,568,906	2,424,904
Dividends reinvested	276,563	773,051
Cost of shares redeemed	(1,200,488)	(606,406)

Total Class C Shares	644,981	2,591,549

Class R Shares
Proceeds from shares issued	30,458	186,454
Dividends reinvested	3,031	394
Cost of shares redeemed	(11,896)	(455,608)

Total Class R Shares	21,593	(268,760)

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$6,323,703	$12,263,418
Dividends reinvested	857,210	3,133,717
Cost of shares redeemed	(10,928,469)	(9,409,191)

Total Institutional Service Class Shares	(3,747,556)	5,987,944

Institutional Class Shares
Proceeds from shares issued	5,363,730	4,173,854
Dividends reinvested	7,575,932	29,406,549
Cost of shares redeemed	(19,642,601)	(15,935,402)

Total Institutional Class Shares	(6,702,939)	17,645,001

Change in net assets from capital transactions	$(14,713,815)	$36,277,152

SHARE TRANSACTIONS:
Class A Shares
Issued	858,725	1,377,233
Reinvested	158,710	503,295
Redeemed	(1,538,697)	(852,517)

Total Class A Shares	(521,262)	1,028,011

Class C Shares
Issued	187,274	268,598
Reinvested	32,652	93,251
Redeemed	(143,324)	(67,325)

Total Class C Shares	76,602	294,524

Class R Shares
Issued	2,928	17,820
Reinvested	295	40
Redeemed	(1,143)	(43,723)

Total Class R Shares	2,080	(25,863)

Institutional Service Class Shares
Issued	606,397	1,051,699
Reinvested	78,230	297,882
Redeemed	(1,012,809)	(818,408)

Total Institutional Service Class Shares	(328,182)	531,173

Institutional Class Shares
Issued	502,131	361,141
Reinvested	694,779	2,806,937
Redeemed	(1,812,954)	(1,379,634)

Total Institutional Class Shares	(616,044)	1,788,444

Total change in shares	(1,386,806)	3,616,289

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$11.07	0.04	(0.24)	(0.20)	(0.04)	(0.49)	(0.53)	–	$10.34	(1.83%)		$28,098,839	0.97%	0.35%		1.19%	100.36%
Year Ended October 31, 2015	$12.70	0.01	0.81	0.82	(0.02)	(2.43)	(2.45)	–	$11.07	8.41%		$35,834,674	0.96%	0.13%		1.17%	95.18%
Year Ended October 31, 2014	$11.74	0.03	2.02	2.05	(0.01)	(1.08)	(1.09)	–	$12.70	18.85%(e)		$28,072,969	0.92%	0.22%		1.21%	159.77%
Year Ended October 31, 2013	$9.43	0.04	2.31	2.35	(0.04)	–	(0.04)	–	$11.74	24.89%		$23,726,994	0.84%	0.35%		1.21%	114.74%
Year Ended October 31, 2012	$8.76	–	0.67	0.67	–	–	–	–	$9.43	7.65%		$19,431,586	0.92%	(0.01%	)	1.28%	147.27%

Class C Shares
Year Ended October 31, 2016	$9.07	(0.04)	(0.18)	(0.22)	(0.01)	(0.49)	(0.50)	–	$8.35	(2.54%)		$6,621,421	1.76%	(0.45%	)	1.98%	100.36%
Year Ended October 31, 2015	$10.91	(0.06)	0.65	0.59	–	(2.43)	(2.43)	–	$9.07	7.50%		$6,498,502	1.76%	(0.67%	)	1.96%	95.18%
Year Ended October 31, 2014	$10.28	(0.06)	1.77	1.71	–	(1.08)	(1.08)	–	$10.91	18.11%		$4,605,215	1.68%	(0.54%	)	1.97%	159.77%
Year Ended October 31, 2013	$8.29	(0.03)	2.02	1.99	–	–	–	–	$10.28	24.00%		$3,891,666	1.55%	(0.37%	)	1.91%	114.74%
Year Ended October 31, 2012	$7.75	(0.06)	0.60	0.54	–	–	–	–	$8.29	6.97%		$2,890,888	1.61%	(0.70%	)	1.97%	147.27%

Class R Shares (f)
Year Ended October 31, 2016	$10.90	0.05	(0.22)	(0.17)	(0.07)	(0.49)	(0.56)	–	$10.17	(1.61%)		$135,566	0.79%	0.52%		1.01%	100.36%
Year Ended October 31, 2015	$12.57	(0.02)	0.78	0.76	–	(2.43)	(2.43)	–	$10.90	7.93%		$122,592	1.35%	(0.22%	)	1.55%	95.18%
Year Ended October 31, 2014	$11.65	(0.02)	2.03	2.01	(0.01)	(1.08)	(1.09)	–	$12.57	18.59%		$466,380	1.31%	(0.19%	)	1.60%	159.77%
Year Ended October 31, 2013	$9.36	0.02	2.28	2.30	(0.01)	–	(0.01)	–	$11.65	24.61%		$88,479	1.05%	0.24%		1.42%	114.74%
Year Ended October 31, 2012	$8.71	(0.02)	0.67	0.65	–	–	–	–	$9.36	7.46%		$177,069	1.14%	(0.23%	)	1.50%	147.27%

Institutional Service Class Shares
Year Ended October 31, 2016	$11.59	0.05	(0.24)	(0.19)	(0.05)	(0.49)	(0.54)	–	$10.86	(1.66%	)	$15,316,156	0.86%	0.46%		1.08%	100.36%
Year Ended October 31, 2015	$13.19	0.02	0.84	0.86	(0.03)	(2.43)	(2.46)	–	$11.59	8.42%		$20,150,897	0.88%	0.21%		1.09%	95.18%
Year Ended October 31, 2014	$12.14	0.03	2.11	2.14	(0.01)	(1.08)	(1.09)	–	$13.19	18.99%		$15,921,009	0.85%	0.27%		1.11%	159.77%
Year Ended October 31, 2013	$9.75	0.05	2.37	2.42	(0.03)	–	(0.03)	–	$12.14	24.92%		$2,105,662	0.80%	0.48%		1.16%	114.74%
Period Ended October 31, 2012 (g)	$8.95	0.02	0.78	0.80	–	–	–	–	$9.75	8.94%		$41,688,164	0.80%	0.21%		1.16%	147.27%

Institutional Class Shares (h)
Year Ended October 31, 2016	$11.55	0.07	(0.24)	(0.17)	(0.08)	(0.49)	(0.57)	–	$10.81	(1.52%	)	$144,091,314	0.65%	0.67%		0.87%	100.36%
Year Ended October 31, 2015	$13.17	0.05	0.84	0.89	(0.08)	(2.43)	(2.51)	–	$11.55	8.73%		$160,968,539	0.65%	0.45%		0.85%	95.18%
Year Ended October 31, 2014	$12.10	0.07	2.10	2.17	(0.02)	(1.08)	(1.10)	–	$13.17	19.31%		$160,049,696	0.61%	0.53%		0.90%	159.77%
Year Ended October 31, 2013	$9.75	0.07	2.38	2.45	(0.10)	–	(0.10)	–	$12.10	25.23%		$143,352,461	0.55%	0.65%		0.92%	114.74%
Year Ended October 31, 2012	$9.03	0.03	0.69	0.72	–	–	–	–	$9.75	7.97%		$125,314,953	0.65%	0.27%		1.00%	147.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Large Cap Core Equity Fund

For the annual period ended October 31, 2016, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 1.89% versus 4.26% for its benchmark, the Russell 1000® Index (Russell 1000). For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Core Funds (consisting of 432 funds as of October 31, 2016) was 3.05% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. large-cap stock performance over the reporting period was marked by investors’ largely shrugging off both stretched stock valuations and the concerns which had rattled markets in the latter part of the prior reporting period: slowing Chinese economic growth, oil price declines, and continued U.S. dollar strength limiting the competitiveness of U.S. exporters.

Investors were also heartened during the period ended October 31, 2016 by a series of strong economic reports, particularly employment growth, and U.S. stocks benefited from a “risk-on” stance from many market participants.

The Fund’s management team seeks to deliver alpha (exceed returns) versus the Russell 1000 by building a diversified portfolio that seeks to add value through stock selection as opposed to significant sector, industry, theme or factor tilts. The team believes that the use of breadth — making many small bets instead of a few large ones — is likely to lead to attractive long-term value-added and risk-adjusted returns. By distributing the value of the investment process over time, the team hopes to lower volatility and potential drawdowns versus the benchmark when the strategy may underperform.

This reporting period provided headwinds to the investment process employed by the Fund’s management team. When stocks experience periods of high correlation with each other, as evidenced over the last 12 months, a process which seeks to exploit differences in stock prospects across the index, while remaining diversified, may struggle to generate alpha. The composition of the Russell 1000, a market cap-weighted index where the 25 largest stocks represent over 29% of the total index size, was also challenging to an investment philosophy grounded on diversification and risk management: in many cases, total index performance was driven by a small number of these “mega-cap” names which returned, on average, nearly twice the return of the overall benchmark.

Another key aspect of the Fund’s investment process is its reliance on identifying knowledgeable market participants who have shown insight into a company or market segment and its prospects. By monitoring the trading activities of these “informed agents”, the team hopes to discover signals of possible future stock performance. During the reporting period, shifting trends of investor sentiment led to volatility which made the value of these signals less apparent. In the large-cap stock arena, as opposed to small-cap stocks, high stock liquidity can exacerbate the impact of sentiment shifts on the usefulness of “informed agent” information.

During the reporting period, sector weightings modestly contributed to value-added performance with allocations to the Telecommunications Services, Information Technology and Industrials sectors adding value versus the Russell 1000 benchmark. This value-add, however, was more than offset by stock selection, particularly in the Energy, Financials and Materials sectors, which was not sufficient to deliver overall positive performance versus the benchmark despite successful stock selection in the Consumer Discretionary, Industrials and Utilities sectors.

In the Energy sector, HollyFrontier Corporation and Marathon Petroleum Corporation did not meet our expectations, and in the Financials sector, portfolio underperformance was driven partly by our overweight to Wells Fargo & Company. By the end of the reporting period, our positions in HollyFrontier and Marathon had been eliminated from the portfolio.

The Fund’s successful stock selection in the Consumer Discretionary and Industrials sectors

Fund Commentary (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

was due, in part, to overweight positions in Darden Restaurants and Amazon in the Consumer Discretionary sector and BWX Technologies and CSX Corporation in the Industrials sector. All of these stocks remain in the portfolio with the exception of Darden Restaurants which, after a return of some 18%, was sold to capture gains once stock-specific price targets had been met.

The Fund was also slightly overweight to Apple, Inc. during the reporting period, and the stock’s negative return for year added to portfolio underperformance, as did the Fund’s underweight position in Facebook, Inc. The Fund continues to hold Apple and Facebook.

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA and Yanping Li, Ph.D.*

*	Yanping Li became a portfolio manager for the Fund on March 1, 2016.

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Large Cap Core Equity Fund

Asset Allocation†

Common Stocks	97.8%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	6.0%
Software	5.0%
Banks	4.2%
Food Products	4.1%
Insurance	4.1%
Aerospace & Defense	4.1%
Internet Software & Services	3.7%
Technology Hardware, Storage & Peripherals	3.5%
Tobacco	3.5%
Other Industries	54.3%
100.0%

Top Holdings†††

Johnson & Johnson	3.6%
Apple, Inc.	3.5%
Microsoft Corp.	3.0%
Wells Fargo & Co.	2.9%
ConAgra Foods, Inc.	2.7%
Cisco Systems, Inc.	2.6%
Amazon.com, Inc.	2.3%
General Dynamics Corp.	2.2%
Altria Group, Inc.	2.2%
Home Depot, Inc. (The)	2.0%
Other Holdings	73.0%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 1.89%, underperforming its benchmark by 2.37% and the Lipper peer category median by 1.16%

•

Stock selection in Energy and Financials hurt performance versus the benchmark; specifically, HollyFrontier Corporation and Marathon Petroleum Corporation did not meet our expectations, and underperformance was driven partly by our overweight to Wells Fargo & Company

•	The Fund’s success in the Consumer Discretionary and Industrials sectors was due, in part, to overweight positions in Darden Restaurants and Amazon as well as BWX Technologies and CSX Corporation.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.62%	12.23%	5.40%
	w/SC3	(4.20)%	10.97%	4.80%
Class C1	w/o SC2	1.06%	11.56%	4.72%
	w/SC4	0.06%	N/A	N/A
Institutional Service Class[1,5,6]		1.89%	12.55%	5.68%
Institutional Class[5]		2.01%	N/A	7.34%	[7]
Russell 1000® Index		4.26%	13.51%	6.83%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.27%	1.22%
Class C	1.95%	1.82%
Institutional Service Class	0.94%	0.94%
Institutional Class	0.88%	0.82%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark Large Cap Core Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Core Equity Fund versus the Russell 1000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Large Cap Core Equity Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Large Cap Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Core Equity Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,033.00	6.23	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.00	6.19	1.22
Class C Shares	Actual	(a)	1,000.00	1,030.40	9.29	1.82
	Hypothetical	(a)(b)	1,000.00	1,015.99	9.22	1.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,034.10	5.52	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.71	5.48	1.08
Institutional Class Shares	Actual	(a)	1,000.00	1,035.00	4.19	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.01	4.17	0.82

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide HighMark Large Cap Core Equity Fund

Common Stocks 97.8%

	Shares	Market Value

Aerospace & Defense 4.0%
BWX Technologies, Inc.	33,682	$1,321,008
General Dynamics Corp.	10,628	1,602,065

		2,923,073

Airlines 0.7%
Delta Air Lines, Inc.	12,914	539,418

Banks 4.1%
JPMorgan Chase & Co.	13,344	924,205
Wells Fargo & Co.	45,050	2,072,751

		2,996,956

Beverages 1.6%
Coca-Cola Co. (The)	21,516	912,278
Molson Coors Brewing Co., Class B	2,555	265,235

		1,177,513

Biotechnology 2.9%
Amgen, Inc.	1,614	227,832
Biogen, Inc.*	2,164	606,309
Celgene Corp.*	3,216	328,611
Gilead Sciences, Inc.	13,398	986,495

		2,149,247

Capital Markets 1.0%
Goldman Sachs Group, Inc. (The)	3,931	700,661

Chemicals 1.1%
Dow Chemical Co. (The)	6,766	364,079
PPG Industries, Inc.	4,695	437,245

		801,324

Commercial Services & Supplies 2.4%
KAR Auction Services, Inc.	24,151	1,028,350
Republic Services, Inc.	9,399	494,669
Waste Management, Inc.	3,603	236,573

		1,759,592

Communications Equipment 2.9%
Cisco Systems, Inc.	61,447	1,885,194
F5 Networks, Inc.*	1,850	255,689

		2,140,883

Consumer Finance 1.1%
Discover Financial Services	14,439	813,349

Distributors 1.8%
Pool Corp.	14,118	1,307,044

Diversified Consumer Services 0.7%
Service Corp. International	19,570	500,992

Diversified Financial Services 0.5%
Berkshire Hathaway, Inc., Class B*	2,448	353,246

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 1.4%
AT&T, Inc.	21,315	$784,179
Verizon Communications, Inc.	5,801	279,028

		1,063,207

Electric Utilities 1.7%
American Electric Power Co., Inc.	8,294	537,783
NextEra Energy, Inc.	5,530	707,840

		1,245,623

Energy Equipment & Services 1.5%
Ensco plc, Class A	31,180	243,828
Schlumberger Ltd.	11,124	870,230

		1,114,058

Equity Real Estate Investment Trusts (REITs) 3.0%
American Campus Communities, Inc.	13,311	693,636
Equity Commonwealth*	18,088	546,438
Forest City Realty Trust, Inc., Class A	25,512	550,804
VEREIT, Inc.	43,764	411,382

		2,202,260

Food & Staples Retailing 0.9%
CVS Health Corp.	7,797	655,728

Food Products 4.0%
ConAgra Foods, Inc.	39,735	1,914,432
Mondelez International, Inc., Class A	23,452	1,053,933

		2,968,365

Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	6,546	311,524
Edwards Lifesciences Corp.*	4,001	380,975
Teleflex, Inc.	6,718	961,548

		1,654,047

Health Care Providers & Services 2.0%
Centene Corp.*	4,187	261,604
McKesson Corp.	6,667	847,842
UnitedHealth Group, Inc.	2,621	370,426

		1,479,872

Hotels, Restaurants & Leisure 1.7%
Aramark	10,542	392,478
Carnival Corp.	12,798	628,382
Yum! Brands, Inc.	2,482	214,147

		1,235,007

Household Durables 1.1%
Newell Brands, Inc.	17,599	845,104

Household Products 1.1%
Procter & Gamble Co. (The)	8,911	773,475

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 0.6%
General Electric Co.	14,168	$412,289

Insurance 4.0%
Chubb Ltd.	10,243	1,300,861
Lincoln National Corp.	12,724	624,621
Markel Corp.*	1,168	1,024,838

		2,950,320

Internet & Direct Marketing Retail 2.3%
Amazon.com, Inc.*	2,131	1,683,106

Internet Software & Services 3.6%
Alphabet, Inc., Class A*	1,516	1,227,808
Alphabet, Inc., Class C*	801	628,417
Facebook, Inc., Class A*	6,112	800,611

		2,656,836

IT Services 2.5%
CoreLogic, Inc.*	12,780	543,917
DST Systems, Inc.	10,519	1,011,507
First Data Corp., Class A*	19,488	272,637

		1,828,061

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	4,910	721,917

Machinery 2.5%
Allison Transmission Holdings, Inc.	16,953	496,554
Ingersoll-Rand plc	19,604	1,319,153

		1,815,707

Media 1.6%
Comcast Corp., Class A	14,808	915,431
Twenty-First Century Fox, Inc., Class A	10,453	274,600

		1,190,031

Metals & Mining 0.6%
Newmont Mining Corp.	12,490	462,630

Oil, Gas & Consumable Fuels 7.3%
Anadarko Petroleum Corp.	4,754	282,578
Chevron Corp.	11,884	1,244,849
ConocoPhillips	8,186	355,682
Energen Corp.	6,718	336,773
EOG Resources, Inc.	4,262	385,370
Exxon Mobil Corp.	9,911	825,785
Marathon Oil Corp.	55,795	735,378
Occidental Petroleum Corp.	8,128	592,612
QEP Resources, Inc.	12,584	202,225
Southwestern Energy Co.*	17,720	184,111
Whiting Petroleum Corp.*	30,080	247,859

		5,393,222

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 5.9%
Eli Lilly & Co.	11,879	$877,146
Johnson & Johnson	22,597	2,621,026
Merck & Co., Inc.	8,314	488,198
Pfizer, Inc.	10,710	339,614

		4,325,984

Road & Rail 2.6%
CSX Corp.	31,801	970,249
Union Pacific Corp.	10,519	927,565

		1,897,814

Semiconductors & Semiconductor Equipment 1.7%
Applied Materials, Inc.	33,119	963,100
Marvell Technology Group Ltd.	22,359	291,338

		1,254,438

Software 4.9%
Adobe Systems, Inc.*	8,952	962,430
Microsoft Corp.	36,401	2,181,148
Oracle Corp.	11,389	437,565

		3,581,143

Specialty Retail 3.1%
Home Depot, Inc. (The)	11,778	1,437,034
Lowe’s Cos., Inc.	12,477	831,592

		2,268,626

Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	22,260	2,527,400

Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc., Class B	14,680	736,642

Tobacco 3.4%
Altria Group, Inc.	24,016	1,587,938
Philip Morris International, Inc.	9,688	934,311

		2,522,249

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	8,998	232,508

Total Investments (cost $64,092,397) (a) — 97.8%		71,860,967

Other assets in excess of liabilities — 2.2%		1,639,244

NET ASSETS — 100.0%		$73,500,211

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Large Cap Core Equity Fund (Continued)

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
16	S&P 500 E-Mini	12/16/16	$1,696,080	$(25,640)

At October 31, 2016, the Fund has $72,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark Large Cap Core Equity Fund
Assets:
Investments, at value (cost $64,092,397)	$71,860,967
Cash	1,570,172
Deposits with broker for futures contracts	72,000
Interest and dividends receivable	52,330
Receivable for capital shares issued	25,556
Reimbursement from investment advisor	5,202
Prepaid expenses	24,311

Total Assets	73,610,538

Liabilities:
Payable for capital shares redeemed	3,255
Payable for variation margin on futures contracts	2,958
Accrued expenses and other payables:
Investment advisory fees	38,060
Fund administration fees	8,359
Distribution fees	7,998
Administrative servicing fees	9,492
Accounting and transfer agent fees	3,379
Trustee fees	254
Custodian fees	459
Compliance program costs (Note 3)	1,064
Professional fees	24,576
Printing fees	4,027
Other	6,446

Total Liabilities	110,327

Net Assets	$73,500,211

Represented by:
Capital	$60,017,827
Accumulated undistributed net investment income	150,347
Accumulated net realized gains from investments and futures transactions	5,589,107
Net unrealized appreciation/(depreciation) from investments	7,768,570
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(25,640)

Net Assets	$73,500,211

Net Assets:
Class A Shares	$24,245,435
Class C Shares	3,222,103
Institutional Service Class Shares	4,145,469
Institutional Class Shares	41,887,204

Total	$73,500,211

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,906,446
Class C Shares	263,320
Institutional Service Class Shares	324,966
Institutional Class Shares	3,285,667

Total	5,780,399

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide HighMark Large Cap Core Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.72
Class C Shares (b)	$12.24
Institutional Service Class Shares	$12.76
Institutional Class Shares	$12.75
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.50

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide HighMark Large Cap Core Equity Fund
INVESTMENT INCOME:
Dividend income	$1,591,660
Interest income	5,086

Total Income	1,596,746

EXPENSES:
Investment advisory fees	479,274
Fund administration fees	99,883
Distribution fees Class A	61,847
Distribution fees Class C	32,283
Administrative servicing fees Class A	31,361
Administrative servicing fees Class C	1,961
Administrative servicing fees Institutional Service Class	11,381
Registration and filing fees	60,318
Professional fees	30,789
Printing fees	11,854
Trustee fees	2,532
Custodian fees	3,100
Accounting and transfer agent fees	18,798
Other	14,317

Total expenses before expenses reimbursed	859,698

Expenses reimbursed by adviser (Note 3)	(55,533)

Net Expenses	804,165

NET INVESTMENT INCOME	792,581

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,842,297
Net realized gains from futures transactions (Note 2)	167,112

Net realized gains from investments and futures transactions	6,009,409

Net change in unrealized appreciation/(depreciation) from investments	(5,415,065)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(169,747)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(5,584,812)

Net realized/unrealized gains from investments and futures transactions	424,597

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,217,178

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$792,581	$600,656
Net realized gains from investments and futures transactions	6,009,409	5,705,547
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(5,584,812)	(2,862,489)

Change in net assets resulting from operations	1,217,178	3,443,714

Distributions to Shareholders From:
Net investment income:
Class A	(183,942)	(122,225)
Class C	(7,589)	(6,388)
Institutional Service Class	(249,328)	(743,864)
Institutional Class	(326,683)	(793)
Net realized gains:
Class A	(1,682,041)	(393,541)
Class C	(223,037)	(43,732)
Institutional Service Class	(3,756,862)	(1,709,960)
Institutional Class	(21,906)	(1,595)

Change in net assets from shareholder distributions	(6,451,388)	(3,022,098)

Change in net assets from capital transactions	(10,750,236)	22,761,849

Change in net assets	(15,984,446)	23,183,465

Net Assets:
Beginning of year	89,484,657	66,301,192

End of year	$73,500,211	$89,484,657

Accumulated undistributed net investment income at end of year	$150,347	$103,937

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$673,194	$584,028
Proceeds from shares issued from merger (Note 12)	–	15,089,270
Dividends reinvested	1,835,057	513,623
Cost of shares redeemed	(3,212,387)	(2,257,542)

Total Class A Shares	(704,136)	13,929,379

Class C Shares
Proceeds from shares issued	279,362	204,043
Proceeds from shares issued from merger (Note 12)	–	2,185,100
Dividends reinvested	206,833	36,668
Cost of shares redeemed	(470,834)	(373,664)

Total Class C Shares	15,361	2,052,147

Institutional Service Class Shares
Proceeds from shares issued	398,489	2,090,965
Proceeds from shares issued from merger (Note 12)	–	12,815,155
Dividends reinvested	3,418,641	$1,535,056
Cost of shares redeemed	(54,668,418)	(9,936,378)

Total Institutional Service Class Shares	(50,851,288)	6,504,798

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$47,719,889	$13,300
Proceeds from shares issued from merger (Note 12)	–	268,688
Dividends reinvested	38,138	2,388
Cost of shares redeemed	(6,968,200)	(8,851)

Total Institutional Class Shares	40,789,827	275,525

Change in net assets from capital transactions	$(10,750,236)	$22,761,849

SHARE TRANSACTIONS:
Class A Shares
Issued	54,250	43,467
Issued in merger (Note 12)	–	1,152,015
Reinvested	148,835	40,286
Redeemed	(254,778)	(167,306)

Total Class A Shares	(51,693)	1,068,462

Class C Shares
Issued	23,709	15,811
Issued in merger (Note 12)	–	172,720
Reinvested	17,432	2,984
Redeemed	(38,340)	(28,882)

Total Class C Shares	2,801	162,633

Institutional Service Class Shares
Issued	31,317	158,200
Issued in merger (Note 12)	–	975,942
Reinvested	276,985	120,507
Redeemed	(4,362,616)	(728,008)

Total Institutional Service Class Shares	(4,054,314)	526,641

Institutional Class Shares
Issued	3,812,146	962
Issued in merger (Note 12)	–	20,470
Reinvested	3,059	186
Redeemed	(554,036)	(640)

Total Institutional Class Shares	3,261,169	20,978

Total change in shares	(842,037)	1,778,714

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Core Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$13.51	0.10	0.08	0.18	(0.09)	(0.88)	(0.97)	$12.72	1.62%	$24,245,435	1.22%	0.78%		1.28%	59.58%
Year Ended October 31, 2015	$13.66	0.08	0.36	0.44	(0.14)	(0.45)	(0.59)	$13.51	3.54%	$26,446,449	1.22%	0.60%		1.24%	73.41%
Period Ended October 31, 2014 (h)	$13.19	0.02	0.45	0.47	–	–	–	$13.66	3.56%	$12,154,734	1.22%	0.58%		1.46%	10.45%
Year Ended July 31, 2014	$11.43	0.09	1.71	1.80	(0.04)	–	(0.04)	$13.19	15.72%	$11,954,280	1.22%	0.70%		1.34%	47.69%
Year Ended July 31, 2013	$9.17	0.10	2.25	2.35	(0.09)	–	(0.09)	$11.43	25.80%	$9,799,235	1.22%	0.96%		1.45%	63.00%
Year Ended July 31, 2012	$8.47	0.06	0.71	0.77	(0.07)	–	(0.07)	$9.17	9.12%	$3,537,695	1.23%	0.72%		1.53%	78.00%

Class C Shares
Year Ended October 31, 2016	$13.04	0.02	0.09	0.11	(0.03)	(0.88)	(0.91)	$12.24	1.06%	$3,222,103	1.82%	0.17%		1.97%	59.58%
Year Ended October 31, 2015	$13.21	(0.01)	0.36	0.35	(0.07)	(0.45)	(0.52)	$13.04	2.88%	$3,397,297	1.82%	(0.04%	)	1.94%	73.41%
Period Ended October 31, 2014 (h)	$12.78	–	0.43	0.43	–	–	–	$13.21	3.36%	$1,293,302	1.82%	(0.05%	)	2.13%	10.45%
Year Ended July 31, 2014	$11.11	0.01	1.67	1.68	(0.01)	–	(0.01)	$12.78	15.09%	$1,008,150	1.82%	0.11%		1.99%	47.69%
Year Ended July 31, 2013	$8.92	0.04	2.19	2.23	(0.04)	–	(0.04)	$11.11	25.01%	$995,957	1.82%	0.36%		1.95%	63.00%
Year Ended July 31, 2012	$8.24	0.01	0.69	0.70	(0.02)	–	(0.02)	$8.92	8.47%	$765,173	1.83%	0.12%		2.03%	78.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$13.54	0.16	0.06	0.22	(0.12)	(0.88)	(1.00)	$12.76	1.89%	$4,145,469	0.94%	1.28%		0.94%	59.58%
Year Ended October 31, 2015	$13.71	0.14	0.34	0.48	(0.20)	(0.45)	(0.65)	$13.54	3.84%	$59,309,270	0.83%	1.06%		0.83%	73.41%
Period Ended October 31, 2014 (h)	$13.23	0.03	0.45	0.48	–	–	–	$13.71	3.63%	$52,804,909	0.97%	0.83%		1.08%	10.45%
Year Ended July 31, 2014	$11.46	0.12	1.72	1.84	(0.07)	–	(0.07)	$13.23	16.04%	$50,826,838	0.97%	0.95%		1.05%	47.69%
Year Ended July 31, 2013	$9.19	0.13	2.26	2.39	(0.12)	–	(0.12)	$11.46	26.21%	$49,991,919	0.93%	1.25%		1.20%	63.00%
Year Ended July 31, 2012	$8.49	0.09	0.70	0.79	(0.09)	–	(0.09)	$9.19	9.39%	$59,041,609	0.93%	1.02%		1.28%	78.00%

Institutional Class Shares
Year Ended October 31, 2016	$13.54	0.14	0.09	0.23	(0.14)	(0.88)	(1.02)	$12.75	2.01%	$41,887,204	0.82%	1.09%		0.92%	59.58%
Year Ended October 31, 2015	$13.71	0.11	0.38	0.49	(0.21)	(0.45)	(0.66)	$13.54	3.91%	$331,641	0.82%	0.78%		0.85%	73.41%
Period Ended October 31, 2014 (h)	$13.22	0.03	0.46	0.49	–	–	–	$13.71	3.71%	$48,247	0.82%	0.98%		1.08%	10.45%
Period Ended July 31, 2014 (j)	$11.73	0.13	1.44	1.57	(0.08)	–	(0.08)	$13.22	13.44%	$46,542	0.82%	1.12%		0.92%	47.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Small Cap Core Fund

For the annual period ended October 31, 2016, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 5.20% versus 4.11% for its benchmark, the Russell 2000® Index (Russell 2000). For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 852 funds as of October 31, 2016) was 3.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. small-cap performance over the reporting period nearly equaled the returns of large-cap stocks in a dramatic reversal of the prior reporting period, which saw the Russell 2000 underperform the S&P 500® Index (S&P 500) by nearly 5%.

Investors were heartened by a series of strong employment and other economic reports during much of the year ended October 31, 2016, and small-cap stocks benefited from a broad “risk-on” view of market participants. Small-cap stocks, which featured lower valuation levels than their large-cap brethren, became increasingly attractive and a source of fresh capital flows.

The Fund’s management team seeks to deliver alpha (exceed returns) versus the index by building a diversified portfolio that seeks to add value through stock selection as opposed to significant sector, industry, theme or factor tilts. One of the central characteristics of our investment method is the use of breadth — making many small bets instead of a few large ones. This method distributes the value of the process over time and lowers volatility and potential drawdown versus the benchmark when the strategy may underperform.

Unlike large-cap indices such as the S&P 500, the Fund’s Russell 2000 benchmark offers a wide range of investment opportunities. The issue of performance concentration, or the return of an index resulting from a limited number of names, is also significantly reduced in small-cap portfolio management. The Fund’s investment process benefited from both of these factors during the reporting period.

While the team’s investment philosophy generally favors higher-quality stocks, the improvement in U.S. economic prospects, particularly during the second half of the reporting period, led to a slight overweight towards the lower-quality names which generally outperform during periods of strengthening economic fundamentals. The Fund also benefited by reducing exposure to momentum-based stocks whose returns began to exhibit higher-than-normal levels of volatility during the reporting period.

During the reporting period, the Fund’s sector weightings were generally in line with the benchmark other than an overweight to the Materials sector and a modest underweight to the Information Technology sector. The Fund’s sector weightings, which are generally the result of stock selection, detracted marginally from outperformance versus the Russell 2000. Sector allocations which added value included Materials and Real Estate, but the benefit of these weightings was more than offset by the Fund’s allocations to the Health Care, Information Technology and Energy sectors.

Stock selection, particularly in the Consumer Discretionary, Health Care and Industrials sectors, contributed 3.01% (gross of fees) of value-added return versus the index.

In the Consumer Discretionary sector, our overweight to the ski resort stock Vail Resorts, Inc. added value and in the Health Care sector, West Pharmaceutical Services, Inc. and Healthways, Inc. performed in line with our expectations. At the end of the reporting period, these three stocks remained in the Fund.

Offsetting strong stock selection in these sectors was our choice of names in the Energy and Information Technology sectors, where overweighted stocks including Tetra Technologies Inc. in the Energy sector and OSI Systems Inc. in the Information Technology sector underperformed the broader Russell 2000 benchmark. The team retained a position in Tetra Technologies but had exited holdings in OSI at the end of the reporting period.

Fund Commentary (con’t.)	Nationwide HighMark Small Cap Core Fund

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA and Yanping Li, Ph.D.*

*	Yanping Li became a portfolio manager for the Fund on March 1, 2016.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Small Cap Core Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreement	3.9%
Investment Company	0.2%
Futures Contracts††	(0.0%)
Liabilities in excess of other assets	(3.0%)
100.0%

Top Industries†††

Banks	7.7%
Equity Real Estate Investment Trusts (REITs)	5.6%
Machinery	5.2%
Hotels, Restaurants & Leisure	4.3%
Thrifts & Mortgage Finance	4.3%
Health Care Equipment & Supplies	4.1%
Biotechnology	4.0%
Semiconductors & Semiconductor Equipment	3.9%
Chemicals	3.8%
IT Services	3.2%
Other Industries*	53.9%
100.0%

Top Holdings†††

Portland General Electric Co.	2.0%
Curtiss-Wright Corp.	2.0%
Vail Resorts, Inc.	2.0%
CACI International, Inc., Class A	1.8%
West Pharmaceutical Services, Inc.	1.7%
PolyOne Corp.	1.6%
Coherent, Inc.	1.6%
SkyWest, Inc.	1.6%
Radian Group, Inc.	1.5%
Advanced Energy Industries, Inc.	1.4%
Other Holdings*	82.8%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 5.20%, outperforming its benchmark by 1.09% and the Lipper peer category median by 1.88%

•	Stock selection, particularly in the Consumer Discretionary, Health Care and Industrials sectors, contributed 3.01% (gross of fees) of value-added return versus the index

•	Sector weightings detracted marginally from outperformance versus the benchmark, including allocations to Health Care, Information Technology and Energy

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide HighMark Small Cap Core Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	4.94%	12.69%	5.04%	[3]
	w/SC4	(1.08)%	11.42%	4.43%	[3]
Class C1	w/o SC2	4.11%	11.94%	4.33%	[3]
	w/SC5	3.11%	N/A	N/A
Institutional Service Class[1,6,7]		5.20%	13.02%	5.34%	[3]
Institutional Class[6]		5.33%	N/A	7.09%	[8]
Russell 2000® Index		4.11%	11.51%	5.75%
CPI		1.64%	1.32%	1.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of March 1, 2007.

[4]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[8]	Since inception date of September 18, 2013.

Expense Ratios

Gross Expense Ratio^
Class A	1.42%
Class C	2.16%
Institutional Service Class	1.14%
Institutional Class	1.05%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide HighMark Small Cap Core Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Small Cap Core Fund since inception* through 10/31/16 versus the Russell 2000® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*The inception date for the Nationwide HighMark Small Cap Core Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Small Cap Core Fund.

Shareholder Expense Example	Nationwide HighMark Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Small Cap Core Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,075.10	7.46	1.43
	Hypothetical	(a)(b)	1,000.00	1,017.95	7.25	1.43
Class C Shares	Actual	(a)	1,000.00	1,070.80	11.56	2.22
	Hypothetical	(a)(b)	1,000.00	1,013.98	11.24	2.22
Institutional Service Class Shares	Actual	(a)	1,000.00	1,076.40	6.21	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.15	6.04	1.19
Institutional Class Shares	Actual	(a)	1,000.00	1,077.00	5.64	1.08
	Hypothetical	(a)(b)	1,000.00	1,019.71	5.48	1.08

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide HighMark Small Cap Core Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 2.5%
AAR Corp.	17,194	$553,131
Curtiss-Wright Corp.	30,455	2,729,377

		3,282,508

Air Freight & Logistics 1.2%
Air Transport Services Group, Inc.*	47,586	629,563
Atlas Air Worldwide Holdings, Inc.*	23,019	963,345

		1,592,908

Airlines 1.6%
SkyWest, Inc.	71,195	2,146,529

Banks 7.9%
Banner Corp.	10,062	454,199
BNC Bancorp	36,280	903,372
Central Pacific Financial Corp.	19,688	504,603
Columbia Banking System, Inc.	34,743	1,147,214
First Busey Corp.	17,130	395,874
FNB Corp.	42,631	557,187
International Bancshares Corp.	14,589	450,071
Seacoast Banking Corp. of Florida*	25,250	439,602
Sterling Bancorp	67,543	1,215,774
Umpqua Holdings Corp.	73,574	1,124,211
United Community Banks, Inc.	46,396	1,000,762
Univest Corp. of Pennsylvania	17,940	426,075
Webster Financial Corp.	20,297	819,999
Western Alliance Bancorp*	28,485	1,064,199

		10,503,142

Biotechnology 4.1%
Arena Pharmaceuticals, Inc.*	247,180	365,826
Axovant Sciences Ltd.* (a)	32,702	402,562
FibroGen, Inc.*	34,756	575,212
Five Prime Therapeutics, Inc.*	15,002	728,047
Kite Pharma, Inc.* (a)	6,817	301,925
Natera, Inc.*	40,763	345,670
Ophthotech Corp.*	10,333	370,128
REGENXBIO, Inc.* (a)	29,540	465,255
Stemline Therapeutics, Inc.*	38,700	441,180
Synergy Pharmaceuticals, Inc.* (a)	162,310	745,003
TG Therapeutics, Inc.* (a)	53,857	288,135
Xencor, Inc.*	21,697	461,929

		5,490,872

Building Products 1.6%
Continental Building Products, Inc.*	42,213	863,256
Gibraltar Industries, Inc.*	33,748	1,312,797

		2,176,053

Capital Markets 1.1%
Cohen & Steers, Inc.	12,638	469,881
Investment Technology Group, Inc.	38,227	585,255
OM Asset Management plc	29,429	414,066

		1,469,202

Common Stocks (continued)

	Shares	Market Value

Chemicals 4.0%
Ferro Corp.*	26,101	$338,269
GCP Applied Technologies, Inc.*	26,204	677,373
H.B. Fuller Co.	14,323	602,569
Innophos Holdings, Inc.	17,332	794,499
Koppers Holdings, Inc.*	19,485	638,134
PolyOne Corp.	75,670	2,211,834

		5,262,678

Commercial Services & Supplies 1.0%
McGrath RentCorp	25,000	752,500
Quad/Graphics, Inc.	21,660	514,642

		1,267,142

Communications Equipment 0.5%
Finisar Corp.*	23,280	637,406

Construction & Engineering 0.8%
Argan, Inc.	10,775	612,559
EMCOR Group, Inc.	8,013	484,466

		1,097,025

Consumer Finance 0.4%
Nelnet, Inc., Class A	13,787	540,175

Distributors 0.2%
Core-Mark Holding Co., Inc.	8,999	318,115

Diversified Consumer Services 1.0%
Capella Education Co.	5,660	413,746
Strayer Education, Inc.*	14,529	852,271

		1,266,017

Diversified Telecommunication Services 0.6%
Cincinnati Bell, Inc.*	21,843	429,215
Inteliquent, Inc.	22,301	374,434

		803,649

Electric Utilities 2.5%
El Paso Electric Co.	12,834	592,931
Portland General Electric Co.	63,852	2,786,501

		3,379,432

Electronic Equipment, Instruments & Components 3.1%
Coherent, Inc.*	20,856	2,171,527
Methode Electronics, Inc.	34,428	1,074,154
Rogers Corp.*	6,533	355,591
Sanmina Corp.*	20,217	559,000

		4,160,272

Energy Equipment & Services 2.1%
Archrock, Inc.	58,213	675,271
Exterran Corp.*	29,115	460,308

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Matrix Service Co.*	33,287	$589,180
TETRA Technologies, Inc.*	190,077	1,035,919

		2,760,678

Equity Real Estate Investment Trusts (REITs) 5.8%
Agree Realty Corp.	35,180	1,700,953
American Assets Trust, Inc.	10,824	429,821
First Industrial Realty Trust, Inc.	66,312	1,751,300
Hudson Pacific Properties, Inc.	14,720	494,886
InfraREIT, Inc.	31,463	522,915
Lexington Realty Trust	35,175	356,674
Potlatch Corp.	37,240	1,430,016
Ryman Hospitality Properties, Inc.	13,749	693,225
Sunstone Hotel Investors, Inc.	27,014	339,296

		7,719,086

Food & Staples Retailing 0.8%
Smart & Final Stores, Inc.*	35,415	424,980
SpartanNash Co.	24,159	676,452

		1,101,432

Food Products 1.6%
Darling Ingredients, Inc.*	94,454	1,284,574
Fresh Del Monte Produce, Inc.	13,410	809,294

		2,093,868

Health Care Equipment & Supplies 4.2%
ABIOMED, Inc.*	6,439	676,031
DexCom, Inc.*	3,606	282,133
ICU Medical, Inc.*	5,117	712,798
LivaNova plc*	22,822	1,293,551
Novocure Ltd.* (a)	40,999	248,044
West Pharmaceutical Services, Inc.	31,288	2,378,827

		5,591,384

Health Care Providers & Services 2.2%
Chemed Corp.	3,622	512,223
Healthways, Inc.*	41,397	1,026,646
Kindred Healthcare, Inc.	47,900	471,815
LHC Group, Inc.*	9,876	338,451
Providence Service Corp. (The)*	7,020	284,064
Teladoc, Inc.* (a)	17,824	289,640

		2,922,839

Health Care Technology 1.1%
HealthStream, Inc.*	12,102	326,391
HMS Holdings Corp.*	38,709	815,599
Omnicell, Inc.*	11,660	380,407

		1,522,397

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 4.5%
Bloomin’ Brands, Inc.	47,404	$820,089
Boyd Gaming Corp.*	16,910	302,012
La Quinta Holdings, Inc.*	33,376	334,094
Ruth’s Hospitality Group, Inc.	23,815	377,468
Vail Resorts, Inc.	17,093	2,725,308
Wingstop, Inc. (a)	51,930	1,389,647

		5,948,618

Household Durables 0.8%
Helen of Troy Ltd.*	3,627	295,600
Taylor Morrison Home Corp., Class A*	44,396	757,396

		1,052,996

Household Products 0.4%
Central Garden & Pet Co., Class A*	20,360	475,202

Insurance 2.4%
Argo Group International Holdings Ltd.	14,923	829,719
Employers Holdings, Inc.	13,640	427,614
Navigators Group, Inc. (The)	5,078	473,270
Stewart Information Services Corp.	32,197	1,447,255

		3,177,858

Internet & Direct Marketing Retail 0.8%
Nutrisystem, Inc.	34,811	1,103,509

Internet Software & Services 1.9%
Bazaarvoice, Inc.*	118,160	578,984
Cornerstone OnDemand, Inc.*	18,040	745,052
EarthLink Holdings Corp.	103,373	591,293
Quotient Technology, Inc.*	32,790	347,574
WebMD Health Corp.*	5,560	273,163

		2,536,066

IT Services 3.3%
CACI International, Inc., Class A*	24,729	2,419,733
Euronet Worldwide, Inc.*	9,600	763,680
Hackett Group, Inc. (The)	21,702	349,836
ManTech International Corp., Class A	23,520	913,281

		4,446,530

Leisure Products 2.0%
Brunswick Corp.	7,767	337,865
Callaway Golf Co.	133,134	1,359,298
Sturm Ruger & Co., Inc. (a)	15,680	964,320

		2,661,483

Life Sciences Tools & Services 1.4%
Cambrex Corp.*	34,162	1,376,729
INC Research Holdings, Inc., Class A*	11,960	546,572

		1,923,301

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 5.4%
Albany International Corp., Class A	16,501	$672,416
Barnes Group, Inc.	34,004	1,354,719
ESCO Technologies, Inc.	8,529	379,967
Kadant, Inc.	6,990	361,034
Lydall, Inc.*	12,638	590,826
Mueller Industries, Inc.	26,194	793,416
Mueller Water Products, Inc., Class A	38,881	479,014
SPX Corp.*	62,944	1,196,565
Standex International Corp.	13,144	1,004,202
Tennant Co.	5,225	328,914

		7,161,073

Media 1.5%
AMC Entertainment Holdings, Inc., Class A (a)	51,940	1,633,513
Entravision Communications Corp., Class A	53,170	356,239

		1,989,752

Metals & Mining 2.0%
Century Aluminum Co.*	102,993	752,879
Cliffs Natural Resources, Inc.* (a)	69,660	384,523
Schnitzer Steel Industries, Inc., Class A	41,329	998,095
SunCoke Energy, Inc.	55,805	569,769

		2,705,266

Mortgage Real Estate Investment Trusts (REITs) 1.2%
Ares Commercial Real Estate Corp.	49,100	644,192
Capstead Mortgage Corp.	77,595	737,928
Redwood Trust, Inc.	20,059	282,030

		1,664,150

Oil, Gas & Consumable Fuels 2.4%
Bill Barrett Corp.*	126,910	658,663
Clean Energy Fuels Corp.* (a)	132,880	546,137
Denbury Resources, Inc.* (a)	124,760	298,176
Eclipse Resources Corp.*	196,900	539,506
Enbridge Energy Management LLC*	44,954	1,097,777

		3,140,259

Paper & Forest Products 0.6%
Neenah Paper, Inc.	9,266	740,353

Pharmaceuticals 2.3%
Aerie Pharmaceuticals, Inc.*	19,249	640,029
Dermira, Inc.*	13,537	424,385
Omeros Corp.* (a)	40,719	333,896
Prestige Brands Holdings, Inc.*	7,364	333,442
Supernus Pharmaceuticals, Inc.*	68,683	1,359,923

		3,091,675

Common Stocks (continued)

	Shares	Market Value

Professional Services 0.6%
ICF International, Inc.*	9,679	$449,106
TrueBlue, Inc.*	19,642	343,735

		792,841

Real Estate Management & Development 0.3%
RE/MAX Holdings, Inc., Class A	10,288	447,014

Road & Rail 0.3%
YRC Worldwide, Inc.*	37,558	333,515

Semiconductors & Semiconductor Equipment 4.1%
Acacia Communications, Inc.* (a)	6,540	455,772
Advanced Energy Industries, Inc.*	39,476	1,883,005
Rudolph Technologies, Inc.*	52,020	941,562
Semtech Corp.*	20,768	502,586
Tessera Technologies, Inc.	33,700	1,250,270
Ultratech, Inc.*	17,690	376,620

		5,409,815

Software 1.5%
ACI Worldwide, Inc.*	22,365	405,254
Monotype Imaging Holdings, Inc.	17,651	337,134
Pegasystems, Inc.	22,394	691,975
RealPage, Inc.*	21,957	597,230

		2,031,593

Specialty Retail 1.2%
Barnes & Noble, Inc.	41,550	427,965
Caleres, Inc.	16,506	412,815
Sonic Automotive, Inc., Class A	43,147	772,331

		1,613,111

Textiles, Apparel & Luxury Goods 1.2%
Oxford Industries, Inc.	12,460	781,491
Perry Ellis International, Inc.*	17,676	328,597
Wolverine World Wide, Inc.	22,180	473,543

		1,583,631

Thrifts & Mortgage Finance 4.4%
Dime Community Bancshares, Inc.	22,817	369,635
Essent Group Ltd.*	61,679	1,630,793
Meta Financial Group, Inc.	8,755	641,304
OceanFirst Financial Corp.	31,610	653,695
Radian Group, Inc.	146,788	1,994,849
WSFS Financial Corp.	16,047	562,447

		5,852,723

Statement of Investments (Continued)

October 31, 2016

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 0.5%
Univar, Inc.*	29,310	$652,148

Total Common Stocks (cost $121,656,895)		131,639,291

Investment Company 0.2%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	220,756	220,756

Total Investment Company (cost $220,756)		220,756

Repurchase Agreement 3.9%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $5,212,145, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $5,316,341. (b)(d)	$5,212,099	5,212,099

Total Repurchase Agreement (cost $5,212,099)		5,212,099

Total Investments (cost $127,089,750) (e) — 103.0%		137,072,146

Liabilities in excess of other assets — (3.0%)		(3,989,447)

NET ASSETS — 100.0%		$133,082,699

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $5,283,806.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $5,432,855.

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
14	Russell 2000 Mini Future	12/16/16	$1,667,820	$(44,974)

At October 31, 2016, the Fund has $82,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide HighMark Small Cap Core Fund
Assets:
Investments, at value* (cost $121,877,651)	$131,860,047
Repurchase agreement, at value (cost $5,212,099)	5,212,099

Total Investments, at value (total cost $127,089,750)	137,072,146

Cash	1,532,623
Deposits with broker for futures contracts	82,600
Interest and dividends receivable	9,667
Security lending income receivable	8,161
Receivable for capital shares issued	41,124
Receivable for variation margin on futures contracts	7,561
Prepaid expenses	21,442

Total Assets	138,775,324

Liabilities:
Payable for capital shares redeemed	80,895
Payable upon return of securities loaned (Note 2)	5,432,855
Accrued expenses and other payables:
Investment advisory fees	102,845
Fund administration fees	9,480
Distribution fees	10,709
Administrative servicing fees	9,241
Accounting and transfer agent fees	3,445
Trustee fees	449
Custodian fees	789
Compliance program costs (Note 3)	53
Professional fees	26,352
Printing fees	8,937
Other	6,575

Total Liabilities	5,692,625

Net Assets	$133,082,699

Represented by:
Capital	$126,268,942
Accumulated net realized losses from investments and futures transactions	(3,123,665)
Net unrealized appreciation/(depreciation) from investments	9,982,396
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(44,974)

Net Assets	$133,082,699

Net Assets:
Class A Shares	$18,401,857
Class C Shares	7,751,965
Institutional Service Class Shares	33,699,602
Institutional Class Shares	73,229,275

Total	$133,082,699

*	Includes value of securities on loan of $5,283,806 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide HighMark Small Cap Core Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	597,723
Class C Shares	266,938
Institutional Service Class Shares	1,073,250
Institutional Class Shares	2,327,999

Total	4,265,910

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$30.79
Class C Shares (b)	$29.04
Institutional Service Class Shares	$31.40
Institutional Class Shares	$31.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$32.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide HighMark Small Cap Core Fund
INVESTMENT INCOME:
Dividend income	$2,010,917
Income from securities lending (Note 2)	91,148
Interest income	8,813

Total Income	2,110,878

EXPENSES:
Investment advisory fees	1,230,848
Fund administration fees	112,058
Distribution fees Class A	50,511
Distribution fees Class C	79,902
Administrative servicing fees Class A	22,315
Administrative servicing fees Class C	9,640
Administrative servicing fees Institutional Service Class	39,616
Registration and filing fees	52,974
Professional fees	31,911
Printing fees	23,074
Trustee fees	4,254
Custodian fees	5,091
Accounting and transfer agent fees	17,788
Compliance program costs (Note 3)	506
Recoupment fees (Note 3)	380
Other	16,220

Total Expenses	1,697,088

NET INVESTMENT INCOME	413,790

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,639,853)
Net realized gains from futures transactions (Note 2)	60,975
Net realized losses from investments and futures transactions	(1,578,878)
Net change in unrealized appreciation/(depreciation) from investments	7,029,680
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(172,997)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	6,856,683

Net realized/unrealized gains from investments and futures transactions	5,277,805

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,691,595

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Small Cap Core Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$413,790	$86,216
Net realized gains/(losses) from investments and futures transactions	(1,578,878)	15,972,082
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	6,856,683	(16,867,679)

Change in net assets resulting from operations	5,691,595	(809,381)

Distributions to Shareholders From:
Net investment income:
Class A	(26,101)	–
Class C	–	–
Institutional Service Class	(433,730)	–
Institutional Class	(1,645)	–
Net realized gains:
Class A	(649,976)	–
Class C	(262,681)	–
Institutional Service Class	(3,106,918)	–
Institutional Class	(10,953)	–
Return of capital:
Class A	(8,869)	–
Class C	–	–
Institutional Service Class	(147,535)	–
Institutional Class	(565)	–

Change in net assets from shareholder distributions	(4,648,973)	–

Change in net assets from capital transactions	(16,535,025)	57,941,919

Change in net assets	(15,492,403)	57,132,538

Net Assets:
Beginning of year	148,575,102	91,442,564

End of year	$133,082,699	$148,575,102

Accumulated undistributed net investment income at end of year	$–	$76,636

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,218,786	$23,782,980
Dividends reinvested	647,781	–
Cost of shares redeemed	(9,639,273)	(11,936,544)

Total Class A Shares	(5,772,706)	11,846,436

Class C Shares
Proceeds from shares issued	1,045,878	5,341,275
Dividends reinvested	205,016	–
Cost of shares redeemed	(2,429,651)	(524,428)

Total Class C Shares	(1,178,757)	4,816,847

Institutional Service Class Shares
Proceeds from shares issued	$14,072,783	$62,218,826
Dividends reinvested	2,174,714	–
Cost of shares redeemed	(94,194,755)	(21,275,759)

Total Institutional Service Class Shares	(77,947,258)	40,943,067

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$78,060,372	$341,695
Dividends reinvested	13,163	–
Cost of shares redeemed	(9,709,839)	(6,126)

Total Institutional Class Shares	68,363,696	335,569

Change in net assets from capital transactions	$(16,535,025)	$57,941,919

SHARE TRANSACTIONS:
Class A Shares
Issued	112,295	767,699
Reinvested	22,547	–
Redeemed	(343,240)	(375,864)

Total Class A Shares	(208,398)	391,835

Class C Shares
Issued	37,279	178,986
Reinvested	7,515	–
Redeemed	(88,784)	(17,673)

Total Class C Shares	(43,990)	161,313

Institutional Service Class Shares
Issued	473,209	1,963,554
Reinvested	74,400	–
Redeemed	(3,202,008)	(675,214)

Total Institutional Service Class Shares	(2,654,399)	1,288,340

Institutional Class Shares
Issued	2,634,982	10,774
Reinvested	450	–
Redeemed	(318,390)	(198)

Total Institutional Class Shares	2,317,042	10,576

Total change in shares	(589,745)	1,852,064

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Small Cap Core Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$30.22	0.03	1.40	1.43	(0.03)	(0.82)	(0.01)	(0.86)	–	$30.79	4.94%		$18,401,857	1.45%	0.10%		1.45%	69.62%
Year Ended October 31, 2015	$30.10	(0.05)	0.17	0.12	–	–	–	–	–	$30.22	0.40%		$24,362,293	1.44%	(0.17%	)	1.44%	103.94%
Period Ended October 31, 2014 (h)	$28.36	(0.05)	1.79	1.74	–	–	–	–	–	$30.10	6.14%	(i)	$12,469,982	1.62%	(0.64%	)	1.66%	10.30%
Year Ended July 31, 2014	$25.02	(0.19)	3.53	3.34	–	–	–	–	–	$28.36	13.35%	(i)	$11,588,588	1.59%	(0.69%	)	1.62%	49.64%
Year Ended July 31, 2013	$19.00	(0.05)	6.07	6.02	–	–	–	–	–	$25.02	31.69%		$11,549,088	1.62%	(0.22%	)	1.80%	77.00%
Year Ended July 31, 2012	$19.09	(0.05)	(0.04)	(0.09)	–	–	–	–	–	$19.00	(0.52%	)	$10,869,386	1.62%	(0.27%	)	1.96%	106.00%	(j)

Class C Shares
Year Ended October 31, 2016	$28.73	(0.19)	1.32	1.13	–	(0.82)	–	(0.82)	–	$29.04	4.11%		$7,751,965	2.21%	(0.67%	)	2.21%	69.62%
Year Ended October 31, 2015	$28.82	(0.27)	0.18	(0.09)	–	–	–	–	–	$28.73	(0.31%	)	$8,931,807	2.19%	(0.91%	)	2.19%	103.94%
Period Ended October 31, 2014 (h)	$27.20	(0.09)	1.71	1.62	–	–	–	–	–	$28.82	5.96%	(i)	$4,312,329	2.22%	(1.24%	)	2.42%	10.30%
Year Ended July 31, 2014	$24.14	(0.35)	3.41	3.06	–	–	–	–	–	$27.20	12.68%	(i)	$4,030,378	2.22%	(1.32%	)	2.29%	49.64%
Year Ended July 31, 2013	$18.45	(0.17)	5.86	5.69	–	–	–	–	–	$24.14	30.84%		$4,395,523	2.22%	(0.82%	)	2.30%	77.00%
Year Ended July 31, 2012	$18.65	(0.16)	(0.04)	(0.20)	–	–	–	–	–	$18.45	(1.07%	)	$3,812,858	2.22%	(0.87%	)	2.46%	106.00%	(j)

Institutional Service Class Shares (k)
Year Ended October 31, 2016	$30.84	0.12	1.41	1.53	(0.11)	(0.82)	(0.04)	(0.97)	–	$31.40	5.20%		$33,699,602	1.16%	0.40%		1.16%	69.62%
Year Ended October 31, 2015	$30.60	0.06	0.18	0.24	–	–	–	–	–	$30.84	0.78%		$114,942,706	1.10%	0.18%		1.10%	103.94%
Period Ended October 31, 2014 (h)	$28.81	(0.03)	1.82	1.79	–	–	–	–	–	$30.60	6.21%	(i)	$74,648,581	1.33%	(0.35%	)	1.33%	10.30%
Year Ended July 31, 2014	$25.35	(0.12)	3.58	3.46	–	–	–	–	–	$28.81	13.65%	(i)	$69,395,173	1.33%	(0.43%	)	1.35%	49.64%
Year Ended July 31, 2013	$19.20	0.01	6.15	6.16	(0.01)	–	–	(0.01)	–	$25.35	32.07%		$57,898,679	1.34%	0.06%		1.56%	77.00%
Year Ended July 31, 2012	$19.24	0.01	(0.05)	(0.04)	–	–	–	–	–	$19.20	(0.21%	)	$46,390,420	1.33%	0.03%		1.71%	106.00%	(j)

Institutional Class Shares
Year Ended October 31, 2016	$30.87	0.12	1.46	1.58	(0.13)	(0.82)	(0.04)	(0.99)	–	$31.46	5.33%		$73,229,275	1.09%	0.42%		1.09%	69.62%
Year Ended October 31, 2015	$30.64	0.05	0.18	0.23	–	–	–	–	–	$30.87	0.75%		$338,296	1.05%	0.16%		1.05%	103.94%
Period Ended October 31, 2014 (h)	$28.84	(0.02)	1.82	1.80	–	–	–	–	–	$30.64	6.24%	(i)	$11,672	1.22%	(0.24%	)	1.33%	10.30%
Period Ended July 31, 2014 (l)	$26.26	(0.08)	2.66	2.58	–	–	–	–	–	$28.84	9.82%	(i)	$10,987	1.22%	(0.34%	)	1.25%	49.64%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j)	Excludes merger activity.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(l)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2016, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 4.43% versus -0.49% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 555 funds as of October 31, 2016) was 0.02% for the same time period. Performance for the Fund’s other share class versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Our portfolio strategy is benchmark agnostic, and is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark, or comment on benchmark sector performance. No derivatives were used during the period.

Performance was due to many performers spread broadly across our sectors. Among the top performers were FEI Company and Cognex Corporation (both Industrial Products & Systems), and Veeva Systems (Medical/ Healthcare). On the downside, among the worst detractors were Manhattan Associates (Information/ Knowledge Management), ACI Worldwide (Business Services) and Incyte (Medical/ Healthcare).

Top Contributors

FEI Company, a long-term holding, having been initially purchased in our small company portfolios over 15 years ago in 2000, was acquired by Thermo Fisher Scientific in September 2016. FEI’s expertise was in the area of high-powered, high-resolution microscopes, utilizing a variety of technologies. Initially being used primarily in the semiconductor industry, later applications included use in numerous nanotechnology and industrial fields, as well as growing utilization in numerous medical, pharmaceutical, and life sciences research areas.

Cognex provides machine vision systems which capture and analyze visual information in order to automate tasks in manufacturing and logistics processes. End users employ machine vision in applications where human vision is inadequate to meet requirements for size, accuracy and speed.

The company drives revenue by increasing adoption rates as well as expanding applications for machine vision, and we expect it to continue to do so going forward.

Veeva Systems provides cloud-based software solutions to the global life sciences industry. These solutions include: Veeva CRM, the core customer relationship management solution, Veeva Vault, the regulated content management and collaboration solution, Veeva Network, the customer master data management solution and Veeva OpenKey, the data and related services solution. The company continues to grow revenues by selling new solutions to existing customers, capturing new customers within existing markets and entering adjacent markets.

Top Detractors

Manhattan Associates provides supply chain execution software, including solutions for warehouse management, transportation management, advanced planning and scheduling as well as integrated logistics. Manhattan serves customers in transportation, retail, pharmaceutical, manufacturing and other industries. The Brexit vote may impact the company’s full-year financial results. This uncertainty contributed to the recent underperformance. Despite the recent price volatility, we believe Manhattan’s long-term growth prospects remain intact.

ACI Worldwide Inc. sells a suite of software products and services that facilitate electronic payment processing. ACI dominates the global market for wholesale, retail, and merchant payment processing software. The payment processing software market is poised for a large upgrade cycle to deal with several changes including: new mobile payment technologies, the desire for real-time transactions, consolidation of payments for retail omni-channels and legacy system security and fraud problems. The payment processing software market is poised for a large upgrade cycle, and the Brexit vote may delay the upgrade cycle for European banks. This uncertainty contributed to the recent underperformance. Despite the recent price volatility, we believe ACI’s long term growth prospects remain intact.

Fund Commentary (con’t.)	Nationwide Small Company Growth Fund

Incyte develops proprietary therapeutic drugs for the treatment of serious unmet medical needs. Its first product is currently utilized in the treatment of myelofibrosis, and may potentially have other applications as well. Other products in development at Incyte are aimed at treatments for pancreatic cancer, melanoma, and lung, breast, colorectal, and other cancers. In February 2016, the company cancelled a Phase 3 Trial and a Phase 2 Trial for solid tumors. The negative news contributed to the current underperformance. Despite the recent price volatility, we believe Incyte’s long-term growth prospects remain intact.

Portfolio Changes

During the past 12 months, the following five new holdings were added to the portfolio: Abiomed, Endologix, Inogen, Paycom and Zoe’s Kitchen. One company, Livanova Plc, was sold out of the portfolio. Four companies, FEI Company, MedAssets, SolarWinds and Textura Corp., were acquired out of the portfolio during the period.

We remain quite optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently repositioning the portfolio to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market. Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark agnostic investors, our style is a disciplined and patient implementation of our small company investment process. As always, we are committed to building and maintaining a winning investment program that meets your required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Damien Davis, Andrew Fones, Robert Hall, Kempton Ingersol and Keith Lee

The Fund is subject to the risks of investing in equity securities (including small companies). The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Small Company Growth Fund

Asset Allocation†

Common Stocks	96.8%
Repurchase Agreement	3.5%
Investment Company	0.2%
Liabilities in excess of other assets	(0.5)%
100.0%

Top Industries††

Software	30.1%
Health Care Equipment & Supplies	18.5%
Health Care Technology	12.4%
Electronic Equipment, Instruments & Components	8.0%
Machinery	5.0%
Chemicals	4.7%
Life Sciences Tools & Services	4.0%
Internet Software & Services	4.0%
Biotechnology	3.8%
Communications Equipment	3.3%
Other Industries*	6.2%
100.0%

Top Holdings††

Balchem Corp.	4.7%
Cognex Corp.	4.7%
Veeva Systems, Inc., Class A	4.7%
ANSYS, Inc.	4.5%
Tyler Technologies, Inc.	4.4%
Cantel Medical Corp.	4.2%
Medidata Solutions, Inc.	4.2%
Neogen Corp.	4.1%
Blackbaud, Inc.	4.0%
NIC, Inc.	4.0%
Other Holdings*	56.5%
100.0%

Objective

The Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 4.43%, outperforming its benchmark by 4.92% and the Lipper peer category median by 4.41%

•	Among the top performers were FEI Company and Cognex Corporation (both Industrial Products & Systems), and Veeva Systems (Medical/Healthcare)

•	On the downside, among the worst detractors were Manhattan Associates (Information/Knowledge Management), ACI Worldwide (Business Services) and Incyte (Medical/Healthcare)

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	3 Yr.	Inception
Class A	w/o SC1	4.31%	5.79%	14.52%	[2]
	w/SC3	(1.70)%	3.72%	13.13%	[2]
Institutional Service Class[4]		4.43%	5.99%	14.74%	[2]
Russell 2000® Growth Index		(0.49)%	3.70%	10.46%
CPI		1.64%	1.15%	1.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.48%	1.34%
Institutional Service Class	1.33%	1.19%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide Small Company Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/16 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) from 2/1/12 through 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,106.60	7.10	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.80	1.34
Institutional Service Class Shares	Actual	(a)	1,000.00	1,107.50	6.30	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.15	6.04	1.19

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Small Company Growth Fund

Common Stocks 96.8%

	Shares	Market Value

Biotechnology 3.8%
Incyte Corp.*	77,935	$6,778,007

Chemicals 4.8%
Balchem Corp. (a)	111,746	8,481,522

Communications Equipment 3.4%
NetScout Systems, Inc.*	218,051	5,985,500

Electronic Equipment, Instruments & Components 8.0%
Cognex Corp.	163,815	8,452,854
Dolby Laboratories, Inc., Class A	16,735	796,419
DTS, Inc.	98,130	4,155,805
FLIR Systems, Inc.	25,112	826,687

		14,231,765

Energy Equipment & Services 0.7%
Geospace Technologies Corp.*	62,972	1,160,574

Health Care Equipment & Supplies 18.6%
Abaxis, Inc. (a)	134,552	6,423,512
ABIOMED, Inc.*	17,668	1,854,963
Cantel Medical Corp.	104,748	7,461,200
Endologix, Inc.* (a)	141,489	1,479,975
Inogen, Inc.*	35,031	1,880,114
Meridian Bioscience, Inc.	184,046	3,027,557
Neogen Corp.*	137,836	7,262,579
Quidel Corp.* (a)	191,341	3,692,881

		33,082,781

Health Care Technology 12.4%
Medidata Solutions, Inc.* (a)	155,125	7,444,449
Quality Systems, Inc.*	288,844	3,723,199
Veeva Systems, Inc., Class A*	217,459	8,448,282
Vocera Communications, Inc.*	137,721	2,534,067

		22,149,997

Hotels, Restaurants & Leisure 0.6%
Zoe’s Kitchen, Inc.* (a)	50,855	1,152,883

Internet Software & Services 4.0%
NIC, Inc.	312,503	7,171,944

Life Sciences Tools & Services 4.0%
Bio-Techne Corp.	64,257	6,682,085
Bruker Corp.	25,544	523,397

		7,205,482

Machinery 5.1%
Dynamic Materials Corp.	77,567	841,602
Proto Labs, Inc.* (a)	89,586	4,004,494
Sun Hydraulics Corp.	142,033	4,180,031

		9,026,127

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 1.2%
Diodes, Inc.*	105,876	$2,192,692

Software 30.2%
ACI Worldwide, Inc.*	363,125	6,579,825
American Software, Inc., Class A	161,125	1,680,534
ANSYS, Inc.*	87,775	8,018,246
Blackbaud, Inc.	117,268	7,200,255
Ellie Mae, Inc.* (a)	48,818	5,169,338
Guidewire Software, Inc.*	92,348	5,305,393
Manhattan Associates, Inc.*	129,663	6,566,134
Nuance Communications, Inc.*	22,359	313,473
Paycom Software, Inc.*	23,243	1,202,360
PROS Holdings, Inc.* (a)	180,706	3,961,076
Tyler Technologies, Inc.*	48,985	7,857,194

		53,853,828

Total Common Stocks (cost $171,248,425)		172,473,102

Investment Company 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	265,836	265,836

Total Investment Company (cost $265,836)		265,836

Repurchase Agreement 3.5%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $6,276,496, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $6,401,969. (b)(d)	$6,276,440	6,276,440

Total Repurchase Agreement (cost $6,276,440)		6,276,440

Total Investments (cost $177,790,701) (e) — 100.5%		179,015,378

Liabilities in excess of other assets — (0.5%)		(843,490)

NET ASSETS — 100.0%		$178,171,888

*	Denotes a non-income producing security.

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Company Growth Fund (Continued)

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $36,847,821, which was collateralized by a money market fund and a repurchase agreement with a value of $265,836 and $6,276,440, respectively, and $31,019,151 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% -6.63%, and maturity dates ranging from 03/02/17 - 05/15/46; a total value of $37,561,427.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $6,542,276.

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Small Company Growth Fund
Assets:
Investments, at value* (cost $171,514,261)	$172,738,938
Repurchase agreement, at value (cost $6,276,440)	6,276,440

Total Investments, at value (total cost $177,790,701)	179,015,378

Cash	6,971,638
Interest receivable	2,963
Security lending income receivable	3,793
Receivable for investments sold	7,121
Receivable for capital shares issued	120,785
Reimbursement from investment advisor	4,394
Prepaid expenses	10,616

Total Assets	186,136,688

Liabilities:
Payable for investments purchased	898,724
Payable for capital shares redeemed	304,410
Payable upon return of securities loaned (Note 2)	6,542,276
Accrued expenses and other payables:
Investment advisory fees	131,940
Fund administration fees	10,033
Distribution fees	1,793
Administrative servicing fees	40,203
Accounting and transfer agent fees	393
Trustee fees	618
Custodian fees	1,017
Compliance program costs (Note 3)	70
Professional fees	23,554
Printing fees	3,086
Other	6,683

Total Liabilities	7,964,800

Net Assets	$178,171,888

Represented by:
Capital	$170,997,800
Accumulated net realized gains from investments	5,949,411
Net unrealized appreciation/(depreciation) from investments	1,224,677

Net Assets	$178,171,888

Net Assets:
Class A Shares	$8,394,865
Institutional Service Class Shares	169,777,023

Total	$178,171,888

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	622,043
Institutional Service Class Shares	12,486,861

Total	13,108,904

*	Includes value of securities on loan of $36,847,821 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.50
Institutional Service Class Shares	$13.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.32

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$924,630
Interest income	25,784
Income from securities lending (Note 2)	22,611

Total Income	973,025

EXPENSES:
Investment advisory fees	1,497,429
Fund administration fees	116,807
Distribution fees Class A	12,196
Administrative servicing fees Class A	6,977
Administrative servicing fees Institutional Service Class	433,467
Registration and filing fees	30,659
Professional fees	31,613
Printing fees	7,650
Trustee fees	5,469
Custodian fees	6,591
Accounting and transfer agent fees	5,011
Compliance program costs (Note 3)	780
Other	17,319

Total expenses before expenses reimbursed	2,171,968

Expenses reimbursed by adviser (Note 3)	(44,847)

Net Expenses	2,127,121

NET INVESTMENT LOSS	(1,154,096)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,223,538
Net change in unrealized appreciation/(depreciation) from investments	1,562,329

Net realized/unrealized gains from investments	8,785,867

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,631,771

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment loss	$(1,154,096)	$(452,973)
Net realized gains from investments	7,223,538	4,860,325
Net change in unrealized appreciation/(depreciation) from investments	1,562,329	(2,439,226)

Change in net assets resulting from operations	7,631,771	1,968,126

Distributions to Shareholders From:
Net realized gains:
Class A	(87,174)	(417,743)
Institutional Service Class	(4,313,486)	(6,533,717)

Change in net assets from shareholder distributions	(4,400,660)	(6,951,460)

Change in net assets from capital transactions	(18,868,512)	172,032,283

Change in net assets	(15,637,401)	167,048,949

Net Assets:
Beginning of year	193,809,289	26,760,340

End of year	$178,171,888	$193,809,289

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,767,695	$2,585,709
Dividends reinvested	85,538	417,020
Cost of shares redeemed	(2,882,706)	(889,806)

Total Class A Shares	4,970,527	2,112,923

Institutional Service Class Shares
Proceeds from shares issued	17,564,654	10,698,940
Dividends reinvested	4,313,486	6,533,717
Proceeds from shares issued in-kind (Note 11)	–	167,271,440
Cost of shares redeemed	(45,717,179)	(14,584,737)

Total Institutional Service Class Shares	(23,839,039)	169,919,360

Change in net assets from capital transactions	$(18,868,512)	$172,032,283

SHARE TRANSACTIONS:
Class A Shares
Issued	600,419	193,226
Reinvested	6,555	34,868
Redeemed	(234,511)	(68,486)

Total Class A Shares	372,463	159,608

Statements of Changes in Net Assets (Continued)

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,362,721	818,381
Reinvested	328,521	544,023
Issued in-kind (Note 11)	–	12,548,495
Redeemed	(3,488,082)	(1,128,728)

Total Institutional Service Class Shares	(1,796,840)	12,782,171

Total change in shares	(1,424,377)	12,941,779

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Loss to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$13.26	(0.11)	0.67	0.56	–	(0.32)	(0.32)	$13.50	4.31%	$8,394,865	1.33%	(0.87%	)	1.36%	14.34%
Year Ended October 31, 2015	$16.77	(0.09)	0.94	0.85	–	(4.36)	(4.36)	$13.26	7.89%	$3,308,794	1.34%	(0.72%	)	1.72%	25.26%
Year Ended October 31, 2014	$16.00	(0.12)	0.95	0.83	(0.02)	(0.04)	(0.06)	$16.77	5.22%	$1,508,497	1.26%	(0.71%	)	1.56%	10.89%
Year Ended October 31, 2013	$11.26	(0.11)	5.03	4.92	(0.03)	(0.15)	(0.18)	$16.00	44.46%	$730,412	1.20%	(0.81%	)	2.46%	4.05%
Period Ended October 31, 2012 (g)	$10.00	(0.06)	1.32	1.26	–	–	–	$11.26	12.50%	$24,561	1.19%	(0.73%	)	8.37%	9.58%

Institutional Service Class Shares
Year Ended October 31, 2016	$13.34	(0.08)	0.66	0.58	–	(0.32)	(0.32)	$13.60	4.43%	$169,777,023	1.19%	(0.64%	)	1.22%	14.34%
Year Ended October 31, 2015	$16.82	(0.09)	0.97	0.88	–	(4.36)	(4.36)	$13.34	8.10%	$190,500,495	1.19%	(0.69%	)	1.33%	25.26%
Year Ended October 31, 2014	$15.99	(0.07)	0.94	0.87	–	(0.04)	(0.04)	$16.82	5.47%	$25,251,843	0.97%	(0.41%	)	1.26%	10.89%
Year Ended October 31, 2013	$11.27	(0.06)	5.01	4.95	(0.08)	(0.15)	(0.23)	$15.99	44.70%	$58,974,203	0.94%	(0.44%	)	2.12%	4.05%
Period Ended October 31, 2012 (g)	$10.00	(0.04)	1.31	1.27	–	–	–	$11.27	12.70%	$4,599,272	0.94%	(0.48%	)	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of January 3, 2012 through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2016, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 3.66% versus 8.81% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 303 funds as of October 31, 2016) was 5.92% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The US market had positive performance for the one-year period ended October 31, 2016. The annual return for the broad US market, as measured by the Russell 3000 Index, was +4.2%. Using the Russell indices as proxies, asset class returns ranged from a low of -4.6% for micro-cap growth stocks (Russell Microcap® Growth) to a high of +8.8% for small-cap value stocks (Russell 2000 Value).

Small caps (Russell 2000®) underperformed large caps (Russell 1000®) by 0.2% during the period. Along the relative price dimension, large-cap value stocks (Russell 1000® Value) outperformed large-cap growth stocks (Russell 1000® Growth) by 4.1%, and small-cap value stocks (Russell 2000 Value) outperformed small-cap growth stocks (Russell 2000® Growth) by 9.3%. Excluding real estate investment trusts (REITs) and highly regulated utilities, the top quartile of most-profitable stocks underperformed the bottom quartile of least-profitable stocks among large caps (Russell 1000) and small caps (Russell 2000).

The portfolio is constructed to capture the equity, size, value, and profitability premiums over the long run within the small- and mid-cap value space.

The portfolio’s inclusion of mid caps detracted from relative performance, as mid-cap value stocks generally underperformed small-cap value stocks during the period. Additionally, the portfolio’s emphasis on stocks with higher profitability detracted from relative performance, as that segment of the market underperformed for the year.

At the sector level, the portfolio’s security screening practices generally exclude real estate investment trusts (REITs) and highly regulated utilities, as research shows they are not expected to deliver the same return premiums as small- and mid-cap value stocks over the long term. During the period, this general exclusion detracted from relative performance, as REITs and utilities outperformed the overall benchmark. The portfolio’s greater emphasis on more-profitable, value-oriented securities led to greater portfolio weights in the consumer discretionary and energy sectors, which detracted from relative performance as those sectors were among the worst-performing.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; Henry F. Gray; and Joel Schneider

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide U.S. Small Cap Value Fund

Asset Allocation†

Common Stocks	99.3%
Repurchase Agreement	3.8%
Investment Company	0.2%
Rights††	0.0%
Liabilities in excess of other assets	(3.3)%
100.0%

Top Industries†††

Banks	13.1%
Insurance	8.2%
Electronic Equipment, Instruments & Components	5.8%
Energy Equipment & Services	4.1%
Machinery	4.0%
Oil, Gas & Consumable Fuels	3.9%
Semiconductors & Semiconductor Equipment	3.7%
Specialty Retail	3.1%
Thrifts & Mortgage Finance	3.0%
Metals & Mining	2.9%
Other Industries*	48.2%
100.0%

Top Holdings†††

Reinsurance Group of America, Inc.	0.6%
PulteGroup, Inc.	0.6%
RenaissanceRe Holdings Ltd.	0.6%
Zions Bancorp	0.5%
Jacobs Engineering Group, Inc.	0.5%
Endurance Specialty Holdings Ltd.	0.5%
Arrow Electronics, Inc.	0.5%
Assurant, Inc.	0.5%
Ingredion, Inc.	0.5%
Avnet, Inc.	0.5%
Other Holdings*	94.7%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Service Class) returned 3.66%, underperforming its benchmark by 5.15% and the Lipper peer category median by 2.26%

•

The portfolio’s greater emphasis on more-profitable, value-oriented securities led to greater portfolio weights in the consumer discretionary and energy sector, which detracted from relative performance as those sectors were among the worst-performing

•	The portfolio’s inclusion of mid caps detracted from relative performance, as mid-cap value stocks generally underperformed small-cap value stocks

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	3.63%	11.63%	6.60%	[2]
	w/SC3	(2.30)%	10.31%	5.89%	[2]
Class C	w/o SC1	2.81%	10.83%	5.88%	[2]
	w/SC4	1.88%	N/A	N/A
Institutional Service Class[5]		3.66%	11.74%	6.71%	[2]
Institutional Class[5]		3.99%	12.01%	6.98%	[2]
Russell 2000® Value Index		8.81%	11.63%	6.36%
CPI		1.64%	1.32%	1.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	1.44%
Class C	2.19%
Institutional Service Class	1.32%
Institutional Class	1.07%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

Fund Performance (con’t.)	Nationwide U.S. Small Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/16 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) from 1/1/08 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,033.70	7.41	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.85	7.35	1.45
Class C Shares	Actual	(a)	1,000.00	1,029.30	11.27	2.21
	Hypothetical	(a)(b)	1,000.00	1,014.03	11.19	2.21
Institutional Service Class Shares	Actual	(a)	1,000.00	1,034.30	6.90	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.85	1.35
Institutional Class Shares	Actual	(a)	1,000.00	1,035.40	5.63	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.61	5.58	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.3%

	Shares	Market Value

Aerospace & Defense 1.9%
AAR Corp.	6,858	$220,622
Aerovironment, Inc.*	900	21,591
Arotech Corp.* (a)	4,300	11,395
CPI Aerostructures, Inc.*	1,172	7,852
Cubic Corp.	3,102	132,455
Curtiss-Wright Corp.	5,054	452,939
DigitalGlobe, Inc.*	14,495	363,825
Ducommun, Inc.*	2,970	56,549
Engility Holdings, Inc.*	5,302	152,326
Esterline Technologies Corp.*	4,233	310,914
KLX, Inc.*	11,129	383,060
Kratos Defense & Security Solutions, Inc.*	19,461	109,371
LMI Aerospace, Inc.*	2,978	22,365
Mercury Systems, Inc.*	8,683	241,214
Moog, Inc., Class A*	4,574	265,612
National Presto Industries, Inc. (a)	200	17,450
Orbital ATK, Inc.	185	13,757
SIFCO Industries, Inc.*	425	4,378
Sparton Corp.*	1,053	25,198
Teledyne Technologies, Inc.*	2,314	249,172
Triumph Group, Inc.	1,283	30,407
Vectrus, Inc.*	1,011	16,954

		3,109,406

Air Freight & Logistics 0.6%
Air Transport Services Group, Inc.*	14,232	188,289
Atlas Air Worldwide Holdings, Inc.*	6,428	269,012
Echo Global Logistics, Inc.*	68	1,442
Forward Air Corp.	1,084	44,791
Hub Group, Inc., Class A*	7,012	255,587
Park-Ohio Holdings Corp.	279	8,914
XPO Logistics, Inc.* (a)	7,115	234,297

		1,002,332

Airlines 0.6%
Copa Holdings SA, Class A	3,033	279,734
SkyWest, Inc.	8,410	253,561
Spirit Airlines, Inc.*	8,662	415,170

		948,465

Auto Components 0.9%
Cooper Tire & Rubber Co.	8,201	301,387
Cooper-Standard Holding, Inc.*	2,558	233,469
Dana, Inc.	5,302	82,075
Federal-Mogul Holdings Corp.*	20,434	189,219
Modine Manufacturing Co.*	9,040	98,988
Shiloh Industries, Inc.*	3,700	25,863
Spartan Motors, Inc.	7,133	60,987
Standard Motor Products, Inc.	5,312	259,757
Stoneridge, Inc.*	2,584	38,295
Strattec Security Corp.	442	15,691
Superior Industries International, Inc.	4,675	114,537
Visteon Corp.	617	43,566

		1,463,834

Common Stocks (continued)

	Shares	Market Value

Automobiles 0.1%
Winnebago Industries, Inc.	3,328	$94,016

Banks 13.6%
1st Source Corp.	4,229	146,154
American National Bankshares, Inc.	1,325	35,841
AmeriServ Financial, Inc.	1,800	5,850
Arrow Financial Corp.	443	13,999
Associated Banc-Corp.	22,759	462,008
Banc of California, Inc. (a)	7,709	102,530
BancFirst Corp.	1,930	138,381
Bancorp, Inc. (The)*	8,539	53,198
BancorpSouth, Inc.	10,204	239,794
Bank of Commerce Holdings	1,636	11,943
Bank of Marin Bancorp	90	4,567
Banner Corp.	6,313	284,969
Bar Harbor Bankshares	424	15,412
BCB Bancorp, Inc.	754	8,897
Berkshire Hills Bancorp, Inc.	6,839	202,092
Blue Hills Bancorp, Inc.	4,233	65,823
BNC Bancorp	1,279	31,847
Boston Private Financial Holdings, Inc.	11,841	155,709
Bridge Bancorp, Inc.	1,210	33,335
Brookline Bancorp, Inc.	19,194	245,683
Bryn Mawr Bank Corp.	2,219	69,677
C&F Financial Corp.	391	16,344
Camden National Corp.	1,876	61,946
Capital Bank Financial Corp., Class A	3,932	128,773
Capital City Bank Group, Inc.	2,100	31,584
Cardinal Financial Corp.	4,082	107,275
Cascade Bancorp*	8,679	53,029
CenterState Banks, Inc.	6,534	122,055
Central Pacific Financial Corp.	4,036	103,443
Century Bancorp, Inc., Class A	429	19,455
Chemical Financial Corp.	6,222	267,235
Citizens & Northern Corp.	781	16,339
City Holding Co.	1,872	97,849
CNB Financial Corp.	1,222	23,890
CoBiz Financial, Inc.	3,487	44,355
Columbia Banking System, Inc.	8,517	281,231
Community Bank System, Inc.	6,442	303,483
Community Bankers Trust Corp.*	300	1,695
Community Trust Bancorp, Inc.	2,544	92,983
ConnectOne Bancorp, Inc.	4,969	91,181
CU Bancorp*	1,539	36,166
Cullen/Frost Bankers, Inc. (a)	200	15,198
Customers Bancorp, Inc.*	3,780	102,325
CVB Financial Corp.	3,670	61,583
Enterprise Bancorp, Inc. (a)	346	9,031
Enterprise Financial Services Corp.	2,342	77,520
Farmers Capital Bank Corp.	414	13,000
Farmers National Banc Corp.	2,478	26,019
FCB Financial Holdings, Inc., Class A*	4,585	171,020
Fidelity Southern Corp.	2,544	46,377

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Financial Institutions, Inc.	1,639	$44,007
First Bancorp	2,188	43,257
First BanCorp*	34,013	174,487
First Bancorp, Inc.	1,541	36,475
First Busey Corp.	1,911	44,163
First Business Financial Services, Inc.	775	14,609
First Citizens BancShares, Inc., Class A	988	287,508
First Commonwealth Financial Corp.	27,767	282,113
First Community Bancshares, Inc.	4,898	110,940
First Connecticut Bancorp, Inc.	1,281	22,738
First Financial Bancorp	8,638	185,717
First Financial Corp.	2,217	88,902
First Financial Northwest, Inc.	4,800	76,320
First Foundation, Inc.*	874	21,623
First Interstate BancSystem, Inc., Class A	2,794	89,129
First Merchants Corp.	7,005	197,191
First Midwest Bancorp, Inc.	11,905	229,886
First NBC Bank Holding Co.*	1,549	8,365
First Northwest Bancorp*	900	12,321
First South Bancorp, Inc.	1,350	13,095
Flushing Financial Corp.	3,900	83,538
FNB Corp.	23,091	301,799
Fulton Financial Corp.	25,548	380,665
German American Bancorp, Inc.	1,605	62,483
Glacier Bancorp, Inc.	2,600	73,476
Great Southern Bancorp, Inc.	1,161	48,007
Great Western Bancorp, Inc.	5,815	187,476
Green Bancorp, Inc.*	2,790	28,876
Guaranty Bancorp	1,040	19,760
Hancock Holding Co.	9,057	303,862
Hanmi Financial Corp.	5,805	145,125
Heartland Financial USA, Inc.	2,958	110,777
Heritage Commerce Corp.	4,960	53,816
Heritage Financial Corp.	6,256	115,110
Heritage Oaks Bancorp	3,380	26,871
Hilltop Holdings, Inc.*	15,055	371,858
HomeTrust Bancshares, Inc.*	2,378	44,231
Hope Bancorp., Inc.	19,222	310,243
Horizon Bancorp	587	17,023
IBERIABANK Corp.	6,915	453,970
Independent Bank Corp.	6,685	258,498
Independent Bank Group, Inc.	753	36,370
International Bancshares Corp.	14,074	434,183
Investors Bancorp, Inc.	39,608	485,594
Lakeland Bancorp, Inc.	5,690	80,513
LCNB Corp.	700	12,040
LegacyTexas Financial Group, Inc.	6,594	225,581
Macatawa Bank Corp.	3,062	24,894
MainSource Financial Group, Inc.	4,606	114,966
MB Financial, Inc.	1,104	40,175
MBT Financial Corp.	2,346	20,645
Mercantile Bank Corp.	1,874	51,572
Merchants Bancshares, Inc.	662	28,466

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
MidSouth Bancorp, Inc.	770	$7,892
MidWestOne Financial Group, Inc.	866	25,183
National Bank Holdings Corp., Class A	5,671	138,032
NBT Bancorp, Inc.	6,130	206,642
Northrim BanCorp, Inc.	746	18,314
OFG Bancorp	11,383	121,229
Ohio Valley Banc Corp.	475	11,424
Old National Bancorp	27,022	397,223
Old Second Bancorp, Inc.	1,500	11,625
Opus Bank	3,952	79,238
Pacific Continental Corp.	2,558	43,870
Pacific Mercantile Bancorp*	1,000	5,600
PacWest Bancorp	15,063	653,584
Park Sterling Corp.	9,842	84,740
Peapack Gladstone Financial Corp.	2,510	53,087
Penns Woods Bancorp, Inc.	343	14,578
Peoples Bancorp of North Carolina, Inc.	645	13,384
Peoples Bancorp, Inc.	3,198	79,214
People’s United Financial, Inc. (a)	42,828	695,527
Pinnacle Financial Partners, Inc.	567	29,257
Popular, Inc.	12,312	446,926
Preferred Bank	1,261	47,817
Premier Financial Bancorp, Inc.	1,058	17,796
PrivateBancorp, Inc.	4,564	206,475
Prosperity Bancshares, Inc.	10,151	563,076
QCR Holdings, Inc.	871	28,307
Renasant Corp.	6,087	205,375
Republic Bancorp, Inc., Class A	3,383	107,038
Republic First Bancorp, Inc.*	1,723	6,806
S&T Bancorp, Inc.	4,701	147,564
Sandy Spring Bancorp, Inc.	3,659	115,990
Seacoast Banking Corp. of Florida*	2,593	45,144
Shore Bancshares, Inc.	1,088	13,894
Sierra Bancorp	2,650	47,329
Simmons First National Corp., Class A	3,915	193,205
South State Corp.	3,295	241,688
Southern National Bancorp of Virginia, Inc.	49	643
Southside Bancshares, Inc.	2,975	97,044
Southwest Bancorp, Inc.	3,100	57,815
State Bank Financial Corp.	4,858	107,119
Sterling Bancorp	18,365	330,570
Stonegate Bank	1,177	40,771
Suffolk Bancorp	3,029	109,044
Sun Bancorp, Inc.	1,841	42,343
Synovus Financial Corp.	4,135	136,744
TCF Financial Corp.	25,699	367,496
Tompkins Financial Corp.	408	32,346
Towne Bank	4,087	101,358
TriCo Bancshares	2,948	77,591
TriState Capital Holdings, Inc.*	2,427	42,837
Trustmark Corp.	14,654	405,623
UMB Financial Corp.	2,150	133,408
Umpqua Holdings Corp.	33,165	506,761

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Union Bankshares Corp.	9,209	$257,207
United Bankshares, Inc.	1,210	45,617
United Community Banks, Inc.	9,512	205,174
United Security Bancshares*	298	1,848
Univest Corp. of Pennsylvania	2,314	54,957
Valley National Bancorp	37,428	369,040
Washington Trust Bancorp, Inc.	1,791	82,207
WesBanco, Inc.	6,280	206,675
West Bancorporation, Inc.	956	18,451
Wintrust Financial Corp.	5,959	321,488
Zions Bancorp	26,877	865,708

		21,827,360

Beverages 0.1%
Craft Brew Alliance, Inc.*	4,854	77,907
MGP Ingredients, Inc.	4,229	148,903

		226,810

Biotechnology 0.2%
Aptevo Therapeutics, Inc.*	4,392	9,706
Catalyst Biosciences, Inc.*	1,328	956
Emergent BioSolutions, Inc.*	8,785	234,735
Spectrum Pharmaceuticals, Inc.*	8,803	31,163

		276,560

Building Products 1.0%
Alpha Pro Tech Ltd.*	4,000	13,400
Armstrong Flooring, Inc.*	2,018	32,672
Continental Building Products, Inc.*	130	2,659
Gibraltar Industries, Inc.*	5,968	232,155
Griffon Corp.	11,097	185,320
Insteel Industries, Inc.	3,880	104,372
Owens Corning	6,940	338,533
Quanex Building Products Corp.	9,727	158,550
Simpson Manufacturing Co., Inc.	6,618	283,250
Universal Forest Products, Inc.	2,814	241,976

		1,592,887

Capital Markets 0.6%
Actua Corp.*	9,086	105,852
Calamos Asset Management, Inc., Class A	4,093	26,441
Cowen Group, Inc., Class A*	35,110	114,107
GAIN Capital Holdings, Inc.	5,725	26,335
INTL. FCStone, Inc.*	1,985	71,262
Investment Technology Group, Inc.	4,562	69,844
Janus Capital Group, Inc.	3,400	43,588
KCG Holdings, Inc., Class A*	12,948	165,216
Ladenburg Thalmann Financial Services, Inc.* (a)	7,239	14,768
Legg Mason, Inc.	9,571	274,879
Oppenheimer Holdings, Inc., Class A	1,262	17,668
Piper Jaffray Cos.*	700	39,585
Safeguard Scientifics, Inc.*	1,066	12,579

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
TheStreet, Inc.	8,732	$9,169
Virtus Investment Partners, Inc.	134	14,378

		1,005,671

Chemicals 2.5%
A. Schulman, Inc.	5,552	159,620
Albemarle Corp.	8,564	715,522
American Vanguard Corp.	3,565	54,188
Cabot Corp.	3,192	166,431
Calgon Carbon Corp.	7,109	112,322
Chase Corp.	918	62,745
Chemtura Corp.*	12,142	398,258
Core Molding Technologies, Inc.*	1,940	33,795
FutureFuel Corp.	4,447	48,739
H.B. Fuller Co.	6,707	282,163
Hawkins, Inc.	1,432	57,781
Huntsman Corp.	9,416	159,601
Innophos Holdings, Inc.	2,371	108,687
Innospec, Inc.	3,301	198,885
KMG Chemicals, Inc.	1,276	34,631
Kraton Corp.*	4,878	125,023
Kronos Worldwide, Inc. (a)	857	6,590
LSB Industries, Inc.* (a)	1,598	8,453
Minerals Technologies, Inc.	4,564	306,701
Olin Corp.	14,603	320,244
OMNOVA Solutions, Inc.*	4,209	31,988
Stepan Co.	1,425	101,218
Trecora Resources*	3,453	35,393
Tredegar Corp.	2,671	49,414
Tronox Ltd., Class A	5,799	46,972
Westlake Chemical Corp.	6,930	358,905

		3,984,269

Commercial Services & Supplies 2.3%
ABM Industries, Inc.	14,604	570,724
ACCO Brands Corp.*	14,427	160,140
Acme United Corp.	200	4,372
AMREP Corp.*	216	1,594
ARC Document Solutions, Inc.*	6,278	21,534
Brady Corp., Class A	868	28,731
CECO Environmental Corp.	6,585	65,192
Civeo Corp.*	6,311	7,131
Clean Harbors, Inc.*	4,398	208,113
Covanta Holding Corp.	18,286	274,290
Ennis, Inc.	3,361	49,239
Essendant, Inc.	5,258	80,710
Fuel Tech, Inc.*	2,542	3,266
G&K Services, Inc., Class A	293	27,747
Heritage-Crystal Clean, Inc.*	330	4,323
InnerWorkings, Inc.*	4,148	36,544
Intersections, Inc.*	2,144	4,717
Kimball International, Inc., Class B	2,187	27,338
Matthews International Corp., Class A	3,772	225,943

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
McGrath RentCorp	4,030	$121,303
Mobile Mini, Inc.	9,458	239,760
NL Industries, Inc.*	3,031	9,699
Quad/Graphics, Inc.	2,723	64,698
SP Plus Corp.*	1,553	39,136
Steelcase, Inc., Class A	10,460	139,641
Team, Inc.*	2,869	88,222
Tetra Tech, Inc.	12,588	484,009
TRC Cos., Inc.*	2,395	19,519
UniFirst Corp.	2,352	288,120
Versar, Inc.*	2,487	3,084
Viad Corp.	6,406	265,849
Virco Manufacturing Corp.*	1,500	6,375
VSE Corp.	2,598	74,926
Waste Connections, Inc.	357	26,850

		3,672,839

Communications Equipment 1.2%
ADTRAN, Inc.	5,623	102,058
Aviat Networks, Inc.*	639	5,425
Bel Fuse, Inc., Class B	2,019	48,153
Black Box Corp.	3,500	40,250
Brocade Communications Systems, Inc.	12,400	131,440
Calix, Inc.*	7,346	45,913
Communications Systems, Inc.	2,369	10,353
Comtech Telecommunications Corp.	3,510	36,504
Digi International, Inc.*	7,072	64,709
EchoStar Corp., Class A*	6,422	300,164
EMCORE Corp.	3,875	25,381
Finisar Corp.*	12,856	351,997
Harmonic, Inc.*	16,711	85,226
Ixia*	4,352	52,006
NETGEAR, Inc.*	4,050	204,525
NetScout Systems, Inc.*	1,006	27,615
Oclaro, Inc.*	16,707	122,128
Optical Cable Corp.*	300	825
PC-Tel, Inc.	1,200	6,096
RELM Wireless Corp.	2,881	14,981
ShoreTel, Inc.*	6,179	41,090
Sonus Networks, Inc.*	113	654
TESSCO Technologies, Inc.	1,910	22,252
Viavi Solutions, Inc.*	16,538	117,751
Westell Technologies, Inc., Class A*	7,215	3,463

		1,860,959

Construction & Engineering 2.6%
AECOM*	21,577	600,919
Aegion Corp.*	8,058	149,154
Ameresco, Inc., Class A*	4,900	23,520
Argan, Inc.	618	35,133
EMCOR Group, Inc.	5,187	313,606
Fluor Corp.	6,122	318,283
Goldfield Corp. (The)*	3,969	10,915

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Granite Construction, Inc.	3,403	$167,292
Great Lakes Dredge & Dock Corp.*	18,191	64,578
IES Holdings, Inc.*	771	11,526
Jacobs Engineering Group, Inc.*	16,724	862,624
Layne Christensen Co.* (a)	4,132	35,411
MasTec, Inc.*	7,549	215,524
MYR Group, Inc.*	3,345	99,815
Northwest Pipe Co.*	2,416	31,674
Orion Group Holdings Ltd.*	7,050	56,964
Primoris Services Corp.	6,436	128,913
Quanta Services, Inc.*	20,208	580,980
Sterling Construction Co., Inc.*	5,417	39,436
Tutor Perini Corp.*	12,868	245,135
Valmont Industries, Inc.	2,002	256,156

		4,247,558

Construction Materials 0.0%†
United States Lime & Minerals, Inc.	750	49,342

Consumer Finance 0.8%
Asta Funding, Inc.*	2,269	22,236
Atlanticus Holdings Corp.*	1,995	6,683
Consumer Portfolio Services, Inc.*	1,523	6,823
Emergent Capital, Inc.*	2,976	8,244
Encore Capital Group, Inc.* (a)	2,812	55,818
Enova International, Inc.*	2,246	21,112
EZCORP, Inc., Class A*	10,830	105,592
FirstCash, Inc.	4,452	210,134
Green Dot Corp., Class A*	6,758	150,028
Navient Corp.	36,665	468,579
Nelnet, Inc., Class A	4,498	176,232
PRA Group, Inc.*	1,678	53,528
Regional Management Corp.*	2,528	56,299

		1,341,308

Containers & Packaging 0.2%
Greif, Inc., Class A	4,741	222,163
Myers Industries, Inc.	2,411	29,053
Sonoco Products Co.	973	48,932

		300,148

Distributors 0.2%
Core-Mark Holding Co., Inc.	4,973	175,795
VOXX International Corp.*	5,943	24,366
Weyco Group, Inc.	1,528	38,674

		238,835

Diversified Consumer Services 0.9%
American Public Education, Inc.*	3,574	72,016
Apollo Education Group, Inc.*	1,172	10,302
Ascent Capital Group, Inc., Class A*	2,273	46,324
Bridgepoint Education, Inc.*	8,942	60,448
Career Education Corp.*	20,336	146,216

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
Carriage Services, Inc.	2,251	$53,214
DeVry Education Group, Inc.	8,322	188,909
Graham Holdings Co., Class B	900	427,500
Houghton Mifflin Harcourt Co.*	2,936	37,140
K12, Inc.*	8,900	96,476
Regis Corp.*	10,909	138,326
Sotheby’s (a)	5,003	179,508

		1,456,379

Diversified Financial Services 0.4%
BBX Capital Corp., Class A*	488	9,936
FNFV Group*	5,774	69,577
Leucadia National Corp.	16,588	309,698
Marlin Business Services Corp.	1,601	28,017
NewStar Financial, Inc.*	8,788	85,507
PICO Holdings, Inc.*	6,104	73,858

		576,593

Diversified Telecommunication Services 0.7%
ATN International, Inc.	1,965	132,913
Consolidated Communications Holdings, Inc.	1,992	47,669
Frontier Communications Corp. (a)	166,350	668,727
Hawaiian Telcom Holdco, Inc.*	2,026	41,573
IDT Corp., Class B	278	4,973
Iridium Communications, Inc.* (a)	7,904	64,418
Lumos Networks Corp.*	2,964	42,118
ORBCOMM, Inc.*	8,498	75,887
Windstream Holdings, Inc.	12,806	100,527

		1,178,805

Electrical Equipment 0.8%
Babcock & Wilcox Enterprises, Inc.*	6,986	109,960
Encore Wire Corp.	3,906	133,390
EnerSys	6,126	398,986
General Cable Corp.	9,116	127,624
Global Power Equipment Group, Inc.*	1,629	6,027
LSI Industries, Inc.	4,939	42,475
Orion Energy Systems, Inc.*	3,156	3,756
Powell Industries, Inc.	2,226	78,778
Preformed Line Products Co.	281	12,089
Regal Beloit Corp.	4,890	288,999
Thermon Group Holdings, Inc.*	3,200	58,656
Ultralife Corp.*	3,374	13,833

		1,274,573

Electronic Equipment, Instruments & Components 6.0%
Anixter International, Inc.*	4,164	273,783
Arrow Electronics, Inc.*	13,484	824,142
Avnet, Inc.	18,826	789,751
AVX Corp.	21,968	307,991
Benchmark Electronics, Inc.*	6,000	150,900

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Coherent, Inc.*	2,505	$260,821
CTS Corp.	6,185	112,567
Daktronics, Inc.	2,223	18,562
DTS, Inc.	1,413	59,841
Electro Scientific Industries, Inc.*	5,246	27,174
ePlus, Inc.*	892	81,663
Fabrinet*	4,025	152,789
FARO Technologies, Inc.*	2,191	73,508
Flex Ltd.*	32,532	461,629
Frequency Electronics, Inc.*	900	8,181
Gerber Scientific, Inc.* (b)(c)	4,000	0
II-VI, Inc.*	7,432	206,610
Ingram Micro, Inc., Class A	21,208	788,938
Insight Enterprises, Inc.*	7,392	212,816
InvenSense, Inc.*	8,179	62,569
Iteris, Inc.*	1,700	5,797
Itron, Inc.*	3,080	166,012
Jabil Circuit, Inc.	25,501	544,191
Kemet Corp.*	11,864	42,236
Key Tronic Corp.*	2,680	20,690
Kimball Electronics, Inc.*	7,266	100,997
Knowles Corp.* (a)	5,786	86,443
Methode Electronics, Inc.	2,375	74,100
Napco Security Technologies, Inc.*	1,850	12,950
Novanta, Inc.*	2,994	52,245
OSI Systems, Inc.*	2,266	158,915
PAR Technology Corp.*	1,700	9,418
Park Electrochemical Corp.	1,738	26,817
PC Connection, Inc.	3,343	77,591
PCM, Inc.*	3,273	69,388
Plexus Corp.*	5,596	256,353
Radisys Corp.*	5,568	23,219
RF Industries Ltd.	443	775
Richardson Electronics Ltd.	2,700	16,875
Rofin-Sinar Technologies, Inc.*	6,775	220,526
Rogers Corp.*	2,587	140,810
Sanmina Corp.*	18,425	509,451
ScanSource, Inc.*	5,879	205,765
SMTC Corp.*	2,189	3,262
SYNNEX Corp.	5,384	552,075
Systemax, Inc.	3,470	27,239
Tech Data Corp.*	7,957	612,848
TTM Technologies, Inc.*	20,867	274,401
Vishay Intertechnology, Inc.	30,628	431,855
Vishay Precision Group, Inc.*	2,246	35,262
Wayside Technology Group, Inc.	200	3,500
Wireless Telecom Group, Inc.*	5,122	7,785

		9,644,026

Energy Equipment & Services 4.3%
Archrock, Inc.	14,869	172,480
Atwood Oceanics, Inc. (a)	6,737	51,403
Bristow Group, Inc.	5,890	58,959

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Dawson Geophysical Co.*	5,561	$36,425
Diamond Offshore Drilling, Inc. (a)	20,099	331,433
Dril-Quip, Inc.*	5,334	253,365
ENGlobal Corp.*	1,900	2,717
Era Group, Inc.*	5,757	43,465
Exterran Corp.*	7,434	117,532
FMC Technologies, Inc.*	24,074	776,868
Forum Energy Technologies, Inc.*	14,698	264,564
Geospace Technologies Corp.*	720	13,270
Gulf Island Fabrication, Inc.	3,273	32,730
Gulfmark Offshore, Inc., Class A* (a)	5,722	6,580
Helix Energy Solutions Group, Inc.*	17,687	154,231
Helmerich & Payne, Inc. (a)	11,466	723,619
Hornbeck Offshore Services, Inc.* (a)	6,751	26,801
Matrix Service Co.*	5,473	96,872
McDermott International, Inc.*	38,989	200,403
Mitcham Industries, Inc.*	4,242	12,556
Nabors Industries Ltd.	39,917	475,012
Natural Gas Services Group, Inc.*	3,681	79,878
Newpark Resources, Inc.*	22,325	140,648
Noble Corp. plc	36,440	180,014
Oceaneering International, Inc.	11,679	277,960
Oil States International, Inc.*	8,429	246,548
Pacific Drilling SA* (a)	923	3,249
Parker Drilling Co.*	32,999	65,998
Patterson-UTI Energy, Inc.	19,059	428,446
PHI, Inc. (Non-Voting)*	2,915	45,416
Pioneer Energy Services Corp.*	15,005	53,268
Rowan Cos. plc, Class A	18,859	250,259
RPC, Inc. (a)	1,522	26,285
SEACOR Holdings, Inc.*	4,636	228,601
Superior Energy Services, Inc.	19,176	271,532
Tesco Corp.	9,448	64,719
TETRA Technologies, Inc.*	13,486	73,499
Tidewater, Inc. (a)	6,880	11,902
Transocean Ltd.* (a)	40,622	390,377
Unit Corp.*	10,135	173,613
Willbros Group, Inc.*	8,784	13,352

		6,876,849

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	7,317	278,412
Chefs’ Warehouse, Inc. (The)*	905	10,317
Ingles Markets, Inc., Class A	3,941	155,670
Smart & Final Stores, Inc.*	672	8,064
SpartanNash Co.	9,804	274,512
United Natural Foods, Inc.*	11,367	474,459
Village Super Market, Inc., Class A	817	24,428
Weis Markets, Inc.	3,145	174,956

		1,400,818

Food Products 2.4%
Alico, Inc.	847	22,149
Darling Ingredients, Inc.*	26,276	357,354

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Dean Foods Co.	19,750	$360,635
Fresh Del Monte Produce, Inc.	11,602	700,181
Ingredion, Inc.	6,085	798,169
John B. Sanfilippo & Son, Inc.	684	34,665
Landec Corp.*	4,891	64,806
Limoneira Co.	232	4,568
Omega Protein Corp.*	4,957	110,541
Post Holdings, Inc.*	8,702	663,353
Sanderson Farms, Inc. (a)	2,960	266,341
Seaboard Corp.*	78	264,030
Seneca Foods Corp., Class A*	1,711	50,303
Snyder’s-Lance, Inc.	5,526	196,560

		3,893,655

Gas Utilities 0.0%†
UGI Corp.	872	40,365

Health Care Equipment & Supplies 1.1%
Analogic Corp.	1,730	141,600
AngioDynamics, Inc.*	8,170	130,230
CONMED Corp.	3,418	136,720
CryoLife, Inc.	4,456	75,752
Cutera, Inc.*	276	3,616
Cynosure, Inc., Class A*	3,750	159,937
Exactech, Inc.*	2,345	56,632
Haemonetics Corp.*	7,180	239,884
Halyard Health, Inc.*	7,473	241,752
Integer Holdings Corp.*	3,746	82,599
Integra LifeSciences Holdings Corp.*	119	9,462
Invacare Corp.	10,801	98,829
Kewaunee Scientific Corp.	92	2,029
Merit Medical Systems, Inc.*	10,350	227,182
Misonix, Inc.*	600	3,690
Nuvectra Corp.*	1,248	6,702
OraSure Technologies, Inc.*	7,914	59,434
Orthofix International NV*	1,239	45,409
PhotoMedex, Inc.* (b)(c)	60	0
RTI Surgical, Inc.*	9,045	23,065
SeaSpine Holdings Corp.*	1,230	11,451

		1,755,975

Health Care Providers & Services 2.6%
Aceto Corp.	1,605	29,420
Addus HomeCare Corp.*	1,031	26,084
Air Methods Corp.* (a)	5,086	134,525
Almost Family, Inc.*	1,996	78,343
Amsurg Corp.*	7,378	440,835
Brookdale Senior Living, Inc.*	22,193	320,245
Community Health Systems, Inc.* (a)	5,748	30,349
Digirad Corp.	4,028	17,723
Five Star Quality Care, Inc.*	11,300	31,640
Hanger, Inc.*	5,565	44,520
Healthways, Inc.*	6,807	168,814
Kindred Healthcare, Inc.	14,154	139,417

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
LHC Group, Inc.*	4,529	$155,209
LifePoint Health, Inc.*	7,780	465,633
Magellan Health, Inc.*	6,031	310,295
Medcath Corp.* (b)(c)	2,115	0
MEDNAX, Inc.*	2,629	161,026
Molina Healthcare, Inc.*	7,509	408,565
National HealthCare Corp.	1,300	84,110
Owens & Minor, Inc.	9,148	296,852
PharMerica Corp.*	4,637	110,361
Providence Service Corp. (The)*	2,066	83,601
Select Medical Holdings Corp.*	21,613	280,969
Triple-S Management Corp., Class B*	6,848	141,617
Universal American Corp.*	12,128	91,081
WellCare Health Plans, Inc.*	1,377	156,303

		4,207,537

Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	4,884	58,657
Arrhythmia Research Technology, Inc.*	200	830
HMS Holdings Corp.*	5,588	117,739
Omnicell, Inc.*	3,700	120,712

		297,938

Hotels, Restaurants & Leisure 1.7%
Ark Restaurants Corp.	318	6,551
Belmond Ltd., Class A*	20,894	270,577
Biglari Holdings, Inc.*	67	29,358
Bravo Brio Restaurant Group, Inc.*	1,084	4,878
Del Frisco’s Restaurant Group, Inc.*	2,767	39,568
Del Taco Restaurants, Inc.*	1,675	22,462
Dover Motorsports, Inc.	1,000	2,400
Eldorado Resorts, Inc.* (a)	1,630	19,723
Gaming Partners International Corp.*	341	3,543
ILG, Inc.	11,902	194,955
International Game Technology plc	20,615	592,063
International Speedway Corp., Class A	3,463	113,933
Intrawest Resorts Holdings, Inc.*	2,846	46,703
J Alexander’s Holdings, Inc.*	2,426	21,834
La Quinta Holdings, Inc.*	3,252	32,553
Luby’s, Inc.*	3,390	14,204
Marcus Corp. (The)	2,900	76,850
Marriott Vacations Worldwide Corp.	5,756	365,966
Monarch Casino & Resort, Inc.*	870	20,575
RCI Hospitality Holdings, Inc.	1,853	21,513
Red Lion Hotels Corp.*	1,000	8,400
Red Robin Gourmet Burgers, Inc.*	892	41,032
Ruby Tuesday, Inc.*	16,029	47,606
Speedway Motorsports, Inc.	7,711	145,044
Wendy’s Co. (The)	50,534	547,789

		2,690,080

Household Durables 2.8%
Bassett Furniture Industries, Inc.	1,614	37,041
CalAtlantic Group, Inc.	11,710	378,467

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Cavco Industries, Inc.*	1,243	$114,853
Century Communities, Inc.*	2,630	51,811
CSS Industries, Inc.	1,000	25,100
Ethan Allen Interiors, Inc.	3,428	105,240
Flexsteel Industries, Inc.	1,648	69,051
Green Brick Partners, Inc.* (a)	7,385	56,495
Harman International Industries, Inc.	4,020	320,434
Helen of Troy Ltd.*	3,466	282,479
Hooker Furniture Corp.	2,384	62,699
iRobot Corp.*	821	41,625
KB Home	1,674	24,340
La-Z-Boy, Inc.	8,142	190,523
Lifetime Brands, Inc.	3,756	53,147
M/I Homes, Inc.*	5,757	123,833
MDC Holdings, Inc.	7,182	170,285
Meritage Homes Corp.*	8,100	250,695
NACCO Industries, Inc., Class A	939	68,688
New Home Co., Inc. (The)*	1,135	11,373
Orleans Homebuilders, Inc.* (b)(c)	1,500	0
PulteGroup, Inc.	50,444	938,258
Skyline Corp.*	1,050	12,148
Stanley Furniture Co., Inc.	2,120	2,926
Taylor Morrison Home Corp., Class A*	3,578	61,041
Toll Brothers, Inc.*	15,063	413,329
TopBuild Corp.*	6,090	183,492
TRI Pointe Group, Inc.*	27,034	292,778
UCP, Inc., Class A*	2,000	18,200
WCI Communities, Inc.*	2,219	51,370
William Lyon Homes, Class A* (a)	2,670	47,686
ZAGG, Inc.*	2,901	18,857

		4,478,264

Household Products 0.2%
Central Garden & Pet Co.* (a)	2,100	51,072
Central Garden & Pet Co., Class A*	6,539	152,620
Oil-Dri Corp. of America	461	15,563
Orchids Paper Products Co. (a)	943	24,198

		243,453

Independent Power and Renewable Electricity Producers 0.7%
Calpine Corp.*	45,252	538,499
Dynegy, Inc.*	19,563	208,346
Ormat Technologies, Inc.	8,315	401,032

		1,147,877

Industrial Conglomerates 0.0%†
Raven Industries, Inc.	2,672	57,314

Insurance 8.5%
Allied World Assurance Co. Holdings AG	12,828	551,347
Ambac Financial Group, Inc.*	7,351	135,626
American Equity Investment Life Holding Co.	14,905	267,247
American Financial Group, Inc.	6,016	448,192
American National Insurance Co.	2,668	312,583

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
AMERISAFE, Inc.	1,257	$69,889
Argo Group International Holdings Ltd.	4,175	232,130
Aspen Insurance Holdings Ltd.	12,632	609,494
Assurant, Inc.	10,159	818,003
Assured Guaranty Ltd.	21,908	654,830
Atlas Financial Holdings, Inc.*	1,147	19,671
Axis Capital Holdings Ltd.	13,729	782,141
Baldwin & Lyons, Inc., Class B	664	16,334
Citizens, Inc.* (a)	2,376	18,485
CNO Financial Group, Inc.	27,867	420,234
Donegal Group, Inc., Class A	4,202	63,240
EMC Insurance Group, Inc.	3,160	76,946
Employers Holdings, Inc.	7,052	221,080
Endurance Specialty Holdings Ltd.	9,057	832,791
Enstar Group Ltd.*	604	101,834
FBL Financial Group, Inc., Class A	2,316	146,603
Federated National Holding Co.	2,576	46,136
First Acceptance Corp.*	3,404	2,927
First American Financial Corp.	223	8,710
Genworth Financial, Inc., Class A*	72,589	300,518
Global Indemnity plc*	2,101	63,114
Greenlight Capital Re Ltd., Class A*	4,396	87,480
Hallmark Financial Services, Inc.*	3,425	35,483
Hanover Insurance Group, Inc. (The)	5,871	447,312
HCI Group, Inc. (a)	810	21,959
Heritage Insurance Holdings, Inc.	2,445	28,827
Horace Mann Educators Corp.	5,225	187,839
Independence Holding Co.	2,090	36,680
Investors Title Co.	330	31,680
James River Group Holdings Ltd.	527	19,836
Kemper Corp.	13,554	508,953
Maiden Holdings Ltd.	15,409	210,333
MBIA, Inc.*	21,915	168,746
National General Holdings Corp.	2,385	49,012
National Western Life Group, Inc., Class A*	223	48,034
Navigators Group, Inc. (The)	2,405	224,146
Old Republic International Corp.	33,427	563,579
OneBeacon Insurance Group Ltd., Class A	1,800	24,732
ProAssurance Corp.	1,216	64,813
Reinsurance Group of America, Inc.	8,863	955,963
RenaissanceRe Holdings Ltd.	7,493	931,305
Safety Insurance Group, Inc.	2,144	145,149
Selective Insurance Group, Inc.	7,573	279,822
State Auto Financial Corp.	4,410	100,989
State National Cos., Inc.	1,016	10,394
Stewart Information Services Corp.	6,309	283,590
Third Point Reinsurance Ltd.*	11,956	140,483
United Fire Group, Inc.	5,098	201,473
United Insurance Holdings Corp.	2,537	36,787
Validus Holdings Ltd.	12,325	629,808

		13,695,312

Common Stocks (continued)

	Shares	Market Value

Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A*	6,313	$60,289
EVINE Live, Inc.*	4,800	10,320
FTD Cos., Inc.*	6,119	123,114
Gaia, Inc.*	1,418	10,493
Liberty TripAdvisor Holdings, Inc., Series A*	7,603	168,787
Liberty Ventures, Series A*	6,702	267,410
Overstock.com, Inc.*	453	6,636

		647,049

Internet Software & Services 0.5%
Bankrate, Inc.*	8,602	67,096
Blucora, Inc.*	9,727	129,369
BroadVision, Inc.*	530	2,385
CommerceHub, Inc., Series A*	4,692	70,568
EarthLink Holdings Corp.	8,724	49,901
Everyday Health, Inc.*	1,560	16,380
Intralinks Holdings, Inc.*	13,803	126,574
Limelight Networks, Inc.*	13,145	23,398
Liquidity Services, Inc.*	5,604	49,595
Marchex, Inc., Class B*	5,787	14,583
Monster Worldwide, Inc.*	28,853	98,389
QuinStreet, Inc.*	1,905	5,524
Qumu Corp.*	1,201	3,675
RealNetworks, Inc.*	10,997	49,047
Reis, Inc.	561	11,024
RetailMeNot, Inc.*	7,679	69,495
Rightside Group Ltd.*	1,124	9,453
TechTarget, Inc.*	2,129	17,202
XO Group, Inc.*	2,505	46,092

		859,750

IT Services 1.1%
Acxiom Corp.*	8,343	196,561
CACI International, Inc., Class A*	3,439	336,506
Ciber, Inc.*	18,848	19,225
Convergys Corp.	17,079	498,707
Datalink Corp.*	3,720	35,265
Edgewater Technology, Inc.*	400	3,260
Everi Holdings, Inc.*	6,400	12,864
ManTech International Corp., Class A	5,265	204,440
ModusLink Global Solutions, Inc.*	4,527	6,157
NCI, Inc., Class A	1,153	13,548
Perficient, Inc.*	4,670	86,909
PRGX Global, Inc.*	1,900	8,645
StarTek, Inc.*	2,764	18,519
Sykes Enterprises, Inc.*	9,515	254,431

		1,695,037

Leisure Products 0.4%
Arctic Cat, Inc.*	2,565	38,449
Black Diamond, Inc.*	3,100	15,345
Callaway Golf Co.	23,624	241,201
Escalade, Inc.	1,700	20,655

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Products (continued)
JAKKS Pacific, Inc.* (a)	744	$4,985
Johnson Outdoors, Inc., Class A	1,510	54,330
Vista Outdoor, Inc.*	4,925	190,450

		565,415

Life Sciences Tools & Services 0.2%
Harvard Bioscience, Inc.*	8,872	21,293
Luminex Corp.*	5,758	119,939
VWR Corp.*	6,479	178,237

		319,469

Machinery 4.1%
Actuant Corp., Class A	5,720	127,556
AGCO Corp.	11,599	592,477
Alamo Group, Inc.	3,290	213,587
Albany International Corp., Class A	4,353	177,385
Altra Industrial Motion Corp.	3,515	103,692
American Railcar Industries, Inc.	3,556	130,790
Astec Industries, Inc.	4,508	249,563
Barnes Group, Inc.	9,800	390,432
Briggs & Stratton Corp.	11,092	206,533
Chart Industries, Inc.*	5,787	160,531
CIRCOR International, Inc.	1,486	79,917
Colfax Corp.*	7,900	251,141
Columbus McKinnon Corp.	4,278	83,378
Commercial Vehicle Group, Inc.*	3,537	16,058
Douglas Dynamics, Inc.	3,542	113,698
Dynamic Materials Corp.	3,442	37,346
Eastern Co. (The)	399	7,860
EnPro Industries, Inc.	2,333	126,262
ESCO Technologies, Inc.	4,475	199,361
Federal Signal Corp.	8,450	103,766
Franklin Electric Co., Inc.	5,666	206,526
FreightCar America, Inc.	1,066	13,922
Gencor Industries, Inc.*	748	9,051
Graham Corp.	678	12,102
Greenbrier Cos., Inc. (The) (a)	5,289	166,604
Hardinge, Inc.	3,600	34,920
Hurco Cos., Inc.	1,343	35,187
Hyster-Yale Materials Handling, Inc.	1,391	80,970
ITT, Inc.	4,819	169,725
Kadant, Inc.	600	30,990
Key Technology, Inc.*	300	3,093
LB Foster Co., Class A	1,727	21,415
LS Starrett Co. (The), Class A	690	6,348
Lydall, Inc.*	2,211	103,364
Manitowoc Co., Inc. (The)	27,256	110,114
Manitowoc Foodservice, Inc.*	13,665	206,478
MFRI, Inc.*	700	5,600
Miller Industries, Inc.	3,923	86,110
Mueller Industries, Inc.	7,738	234,384
NN, Inc.	4,496	79,354
Oshkosh Corp.	9,489	507,662

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
SPX FLOW, Inc.*	6,554	$164,440
Supreme Industries, Inc., Class A	1,565	19,077
Terex Corp.	3,088	73,741
Titan International, Inc.	10,290	104,855
TriMas Corp.*	8,501	152,593
Trinity Industries, Inc.	21,800	465,430
Twin Disc, Inc.	2,000	21,620
Wabash National Corp.*	8,502	95,648
Watts Water Technologies, Inc., Class A	1,149	68,940

		6,661,596

Marine 0.4%
Golden Ocean Group Ltd.*	585	2,129
Kirby Corp.*	7,810	460,400
Matson, Inc.	5,847	233,529

		696,058

Media 1.9%
A H Belo Corp., Class A	5,287	33,572
AMC Entertainment Holdings, Inc., Class A	3,157	99,288
Ballantyne Strong, Inc.*	3,325	22,610
Carmike Cinemas, Inc.*	1,847	60,305
Central European Media Enterprises Ltd., Class A* (a)	5,462	13,382
Cumulus Media, Inc., Class A*	119	164
Entercom Communications Corp., Class A	8,252	108,926
Eros International plc* (a)	1,900	33,725
EW Scripps Co. (The), Class A*	15,075	199,895
Gannett Co., Inc.	11,133	86,503
Gray Television, Inc.*	18,869	167,934
Harte-Hanks, Inc.	15,557	21,935
John Wiley & Sons, Inc., Class A	5,971	308,104
Madison Square Garden Co. (The), Class A*	2,080	344,219
McClatchy Co. (The) , Class A*	629	8,869
Media General, Inc.*	6,766	114,007
Meredith Corp.	5,590	253,506
New Media Investment Group, Inc.	7,009	100,930
New York Times Co. (The), Class A	19,180	209,062
Radio One, Inc., Class D*	7,300	18,250
Reading International, Inc., Class A*	1,733	22,858
Saga Communications, Inc., Class A	533	22,386
Salem Media Group, Inc.	4,000	21,800
Sanderson Farms* (b)(c)	200	0
Scholastic Corp.	3,562	136,247
TEGNA, Inc.	26,249	515,005
Time, Inc.	13,809	179,517

		3,102,999

Metals & Mining 3.0%
A. M. Castle & Co.*	5,579	2,678
Allegheny Technologies, Inc. (a)	10,925	149,017
Ampco-Pittsburgh Corp.	2,015	21,762
Carpenter Technology Corp.	6,198	195,919

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Century Aluminum Co.*	19,204	$140,381
Coeur Mining, Inc.*	21,453	239,845
Commercial Metals Co.	21,652	340,153
Ferroglobe plc	8,705	80,521
Friedman Industries, Inc.	1,708	8,728
Haynes International, Inc.	2,643	85,025
Hecla Mining Co.	82,597	494,756
Kaiser Aluminum Corp.	193	13,991
Materion Corp.	6,595	199,829
Olympic Steel, Inc.	2,883	66,568
Reliance Steel & Aluminum Co.	10,251	705,064
Royal Gold, Inc.	6,476	445,678
Schnitzer Steel Industries, Inc., Class A	7,214	174,218
Steel Dynamics, Inc.	19,631	539,067
Stillwater Mining Co.*	18,340	244,289
SunCoke Energy, Inc.	14,908	152,211
Synalloy Corp.	400	4,120
TimkenSteel Corp.*	9,828	100,737
United States Steel Corp. (a)	11,566	223,686
Universal Stainless & Alloy Products, Inc.*	2,462	25,851
Worthington Industries, Inc.	3,841	180,527

		4,834,621

Multiline Retail 0.5%
Dillard’s, Inc., Class A	6,260	383,738
Fred’s, Inc., Class A	10,280	93,856
Gordmans Stores, Inc.*	2,434	1,947
JC Penney Co., Inc.* (a)	26,772	229,972
Tuesday Morning Corp.*	4,830	23,909

		733,422

Oil, Gas & Consumable Fuels 4.0%
Adams Resources & Energy, Inc.	928	33,909
Alon USA Energy, Inc.	11,971	96,486
Bill Barrett Corp.*	6,715	34,851
Callon Petroleum Co.*	17,330	225,117
Clayton Williams Energy, Inc.*	2,805	244,905
Clean Energy Fuels Corp.* (a)	25,053	102,968
Cloud Peak Energy, Inc.*	10,788	66,454
CONSOL Energy, Inc.	25,474	431,784
Contango Oil & Gas Co.*	5,570	43,613
CVR Energy, Inc. (a)	5,163	68,461
Delek US Holdings, Inc.	13,041	220,393
Denbury Resources, Inc.* (a)	21,886	52,308
DHT Holdings, Inc.	10,879	44,278
Dorian LPG Ltd.*	3,278	18,455
Eclipse Resources Corp.*	9,541	26,142
EP Energy Corp., Class A* (a)	5,079	18,081
GasLog Ltd. (a)	1,613	24,760
Green Plains, Inc.	9,109	236,834
Jones Energy, Inc., Class A* (a)	1,251	5,129
Kosmos Energy Ltd.*	6,650	34,647
Matador Resources Co.*	1,140	24,863

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Nordic American Tankers Ltd. (a)	457	$3,734
Oasis Petroleum, Inc.*	37,955	398,148
Overseas Shipholding Group, Inc., Class A	623	5,457
Pacific Ethanol, Inc.* (a)	4,053	30,195
Panhandle Oil and Gas, Inc., Class A	1,851	33,318
Par Pacific Holdings, Inc.* (a)	1,768	22,524
PBF Energy, Inc., Class A	11,549	251,768
PDC Energy, Inc.*	2,240	137,379
QEP Resources, Inc.	15,206	244,360
Renewable Energy Group, Inc.*	7,773	68,014
REX American Resources Corp.*	783	61,849
Rice Energy, Inc.*	3,564	78,729
Ring Energy, Inc.*	279	2,575
RSP Permian, Inc.*	11,223	405,150
Scorpio Tankers, Inc.	26,623	101,966
SemGroup Corp., Class A	8,615	277,834
Ship Finance International Ltd. (a)	9,817	124,185
SM Energy Co.	9,222	310,136
Southwestern Energy Co.*	22,397	232,705
Synergy Resources Corp.*	10,975	75,069
Targa Resources Corp.	7,970	349,883
Teekay Tankers Ltd., Class A	5,819	12,394
VAALCO Energy, Inc.*	16,300	12,877
Western Refining, Inc.	12,963	373,983
Whiting Petroleum Corp.*	43,807	360,970
WPX Energy, Inc.*	38,519	418,316

		6,447,956

Paper & Forest Products 0.9%
Boise Cascade Co.*	4,262	82,043
Clearwater Paper Corp.*	2,700	143,370
Domtar Corp.	16,039	576,602
KapStone Paper and Packaging Corp.	12,954	234,986
Mercer International, Inc.	14,400	113,760
PH Glatfelter Co.	5,872	130,476
Rentech, Inc.*	3,500	8,435
Resolute Forest Products, Inc.*	17,540	83,315
Schweitzer-Mauduit International, Inc.	3,946	145,647

		1,518,634

Personal Products 0.1%
Inter Parfums, Inc.	2,048	66,765
Mannatech, Inc.	180	3,114
Nutraceutical International Corp.*	2,121	61,085

		130,964

Pharmaceuticals 0.2%
Amphastar Pharmaceuticals, Inc.*	1,670	30,294
Cumberland Pharmaceuticals, Inc.*	3,851	18,292
Prestige Brands Holdings, Inc.*	5,475	247,908
SciClone Pharmaceuticals, Inc.*	8,431	75,457

		371,951

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services 1.7%
CBIZ, Inc.*	11,612	$128,313
CDI Corp.	3,055	18,788
CRA International, Inc.*	1,679	52,284
Franklin Covey Co.*	3,598	65,843
FTI Consulting, Inc.*	9,462	368,640
Heidrick & Struggles International, Inc.	3,433	63,510
Hill International, Inc.*	5,280	20,328
Hudson Global, Inc.	3,050	4,392
Huron Consulting Group, Inc.*	3,076	172,410
ICF International, Inc.*	4,900	227,360
Kelly Services, Inc., Class A	11,298	211,612
Korn/Ferry International	9,135	186,263
ManpowerGroup, Inc.	4,115	316,032
Mistras Group, Inc.*	3,848	80,577
Navigant Consulting, Inc.*	10,803	252,790
On Assignment, Inc.*	5,840	200,954
RCM Technologies, Inc.	400	2,832
Resources Connection, Inc.	10,511	156,088
RPX Corp.*	9,676	94,438
TrueBlue, Inc.*	4,454	77,945

		2,701,399

Real Estate Management & Development 0.7%
Alexander & Baldwin, Inc.	10,319	431,231
AV Homes, Inc.*	3,410	54,390
Consolidated-Tomoka Land Co.	533	27,007
Forestar Group, Inc.*	9,267	101,937
FRP Holdings, Inc.*	468	14,883
Griffin Industrial Realty, Inc.	535	16,665
RE/MAX Holdings, Inc., Class A	2,162	93,939
Realogy Holdings Corp.	14,817	339,161
St. Joe Co. (The)*	1,439	25,470

		1,104,683

Road & Rail 1.4%
AMERCO	222	71,571
ArcBest Corp.	7,253	144,335
Avis Budget Group, Inc.*	7,877	254,900
Celadon Group, Inc.	3,854	25,051
Covenant Transportation Group, Inc., Class A*	1,851	29,597
Genesee & Wyoming, Inc., Class A*	6,702	455,334
Knight Transportation, Inc.	2,490	72,832
Marten Transport Ltd.	10,682	218,981
PAM Transportation Services, Inc.*	559	11,012
Patriot Transportation Holding, Inc.*	156	3,292
Roadrunner Transportation Systems, Inc.*	3,825	29,070
Ryder System, Inc.	7,663	531,736
Saia, Inc.*	3,270	116,575
Universal Logistics Holdings, Inc.	1,445	17,990
USA Truck, Inc.*	1,450	11,933
Werner Enterprises, Inc.	9,675	232,684

		2,226,893

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 3.8%
Alpha & Omega Semiconductor Ltd.*	1,600	$33,808
Amkor Technology, Inc.*	30,951	286,916
Axcelis Technologies, Inc.*	6,297	85,954
AXT, Inc.*	7,515	38,702
Brooks Automation, Inc.	23,201	302,309
Cabot Microelectronics Corp.	3,260	180,148
Cirrus Logic, Inc.*	4,732	255,433
Cohu, Inc.	5,275	59,027
Cree, Inc.*	9,661	215,440
Cypress Semiconductor Corp.	8,642	86,161
Diodes, Inc.*	5,923	122,665
Entegris, Inc.*	19,401	308,476
Exar Corp.*	204	1,840
First Solar, Inc.* (a)	14,383	582,368
FormFactor, Inc.*	5,152	46,239
GSI Technology, Inc.*	2,857	15,085
Intersil Corp., Class A	11,153	246,258
IXYS Corp.	8,521	90,323
Kulicke & Soffa Industries, Inc.*	16,503	218,500
Lattice Semiconductor Corp.*	11,476	69,659
Marvell Technology Group Ltd.	4,400	57,332
MKS Instruments, Inc.	13,433	677,695
NeoPhotonics Corp.*	6,970	97,580
ON Semiconductor Corp.*	48,361	564,373
PDF Solutions, Inc.*	2,436	48,111
Photronics, Inc.*	13,655	132,453
Qorvo, Inc.*	7,844	436,519
Rambus, Inc.*	13,642	166,296
Rudolph Technologies, Inc.*	8,814	159,533
Sigma Designs, Inc.*	8,961	65,415
Silicon Laboratories, Inc.*	747	44,783
SunEdison Semiconductor Ltd.*	2,968	35,290
Ultra Clean Holdings, Inc.*	5,880	49,980
Ultratech, Inc.*	6,183	131,636
Veeco Instruments, Inc.*	5,344	115,965
Xcerra Corp.*	14,135	77,884

		6,106,156

Software 0.6%
Aware, Inc.*	1,965	10,267
BSQUARE Corp.*	700	2,905
EnerNOC, Inc.*	4,864	25,293
Progress Software Corp.*	3,712	99,890
Seachange International, Inc.*	7,775	20,448
Synchronoss Technologies, Inc.*	5,091	186,890
Tangoe, Inc.*	1,300	11,154
TiVo Corp.*	19,914	395,293
Zynga, Inc., Class A*	69,791	196,113

		948,253

Specialty Retail 3.2%
Aaron’s, Inc.	12,312	304,230
Abercrombie & Fitch Co., Class A	5,740	83,861

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
America’s Car-Mart, Inc.* (a)	1,570	$64,134
Ascena Retail Group, Inc.*	14,245	69,658
AutoNation, Inc.*	8,882	389,653
Barnes & Noble Education, Inc.*	10,488	97,643
Barnes & Noble, Inc.	16,595	170,928
bebe stores, Inc.* (a)	22,178	11,754
Big 5 Sporting Goods Corp.	1,914	29,667
Build-A-Bear Workshop, Inc.*	3,938	53,163
Caleres, Inc.	7,063	176,646
Cato Corp. (The), Class A	3,587	106,426
Chico’s FAS, Inc.	17,355	202,533
Children’s Place, Inc. (The)	1,619	122,963
Christopher & Banks Corp.*	6,160	7,885
Citi Trends, Inc.	4,439	88,159
Conn’s, Inc.*	300	2,850
Destination XL Group, Inc.*	1,161	4,702
DSW, Inc., Class A	10,128	210,359
Express, Inc.*	10,273	123,481
Finish Line, Inc. (The), Class A	5,036	99,159
GameStop Corp., Class A (a)	14,693	353,367
Genesco, Inc.*	3,135	168,663
Group 1 Automotive, Inc.	3,291	198,349
Guess?, Inc.	8,128	109,728
Haverty Furniture Cos., Inc.	3,698	65,639
hhgregg, Inc.* (a)	6,217	10,569
Kirkland’s, Inc.*	1,787	21,819
Lithia Motors, Inc., Class A	2,784	238,812
MarineMax, Inc.*	7,037	140,388
New York & Co., Inc.*	7,295	16,049
Office Depot, Inc.	16,871	53,144
Penske Automotive Group, Inc.	12,677	567,296
Perfumania Holdings, Inc.*	220	440
Pier 1 Imports, Inc. (a)	14,655	63,163
Rent-A-Center, Inc.	12,897	130,131
Shoe Carnival, Inc.	3,889	98,664
Sonic Automotive, Inc., Class A	4,342	77,722
Stage Stores, Inc. (a)	3,860	19,647
Staples, Inc.	26,896	199,030
Tandy Leather Factory, Inc.*	1,309	9,687
Tilly’s, Inc., Class A*	2,120	19,674
Trans World Entertainment Corp.*	2,150	8,385
Vitamin Shoppe, Inc.*	3,913	98,021
West Marine, Inc.*	5,067	40,536
Zumiez, Inc.* (a)	3,018	67,150

		5,195,927

Technology Hardware, Storage & Peripherals 0.6%
AstroNova, Inc.	765	11,131
Cray, Inc.*	1,844	38,355
Electronics For Imaging, Inc.*	6,216	264,367
Intevac, Inc.*	2,819	16,209
Lexmark International, Inc., Class A	8,866	351,892

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals (continued)
Super Micro Computer, Inc.*	10,176	$241,171
TransAct Technologies, Inc.	1,096	7,891

		931,016

Textiles, Apparel & Luxury Goods 0.7%
Charles & Colvard Ltd.*	3,368	3,974
Culp, Inc.	1,828	51,184
Deckers Outdoor Corp.*	4,662	243,310
Delta Apparel, Inc.*	158	2,607
Fossil Group, Inc.* (a)	1,115	30,406
G-III Apparel Group Ltd.*	2,883	75,304
Iconix Brand Group, Inc.* (a)	6,497	51,196
Lakeland Industries, Inc.*	200	1,980
Movado Group, Inc.	3,816	84,143
Perry Ellis International, Inc.*	4,123	76,647
Rocky Brands, Inc.	1,932	20,672
Sequential Brands Group, Inc.* (a)	9,001	64,807
Superior Uniform Group, Inc.	1,724	30,670
Unifi, Inc.*	2,451	70,466
Vera Bradley, Inc.*	4,888	65,353
Wolverine World Wide, Inc.	13,902	296,808

		1,169,527

Thrifts & Mortgage Finance 3.1%
Astoria Financial Corp.	22,703	332,145
Atlantic Coast Financial Corp.*	235	1,509
Bank Mutual Corp.	9,867	76,963
BankFinancial Corp.	4,079	51,273
Beneficial Bancorp, Inc.	9,978	144,681
Capitol Federal Financial, Inc.	22,999	337,395
Charter Financial Corp.	1,304	16,496
Clifton Bancorp, Inc.	3,615	55,273
Dime Community Bancshares, Inc.	5,812	94,154
ESSA Bancorp, Inc.	1,116	15,044
EverBank Financial Corp.	11,598	223,957
Federal Agricultural Mortgage Corp., Class C	2,150	87,784
First Defiance Financial Corp.	1,726	68,142
First Place Financial Corp.* (b)(c)	367	0
Flagstar Bancorp, Inc.*	9,056	248,406
Home Bancorp, Inc.	983	28,222
HomeStreet, Inc.*	3,331	91,769
HopFed Bancorp, Inc.	12	137
Kearny Financial Corp.	6,834	95,334
Malvern Bancorp, Inc.*	490	8,673
Meridian Bancorp, Inc.	7,097	113,197
Meta Financial Group, Inc.	1,002	73,397
New York Community Bancorp, Inc.	10,791	154,959
NMI Holdings, Inc., Class A*	5,867	44,883
Northeast Community Bancorp, Inc.	300	2,175
Northfield Bancorp, Inc.	15,046	247,507
Northwest Bancshares, Inc.	14,801	232,968
Ocean Shore Holding Co.	300	7,230

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
OceanFirst Financial Corp.	721	$14,910
Oritani Financial Corp.	6,088	95,277
PHH Corp.*	11,592	168,316
Provident Financial Holdings, Inc.	1,703	32,493
Provident Financial Services, Inc.	9,321	211,493
Radian Group, Inc.	17,247	234,387
Riverview Bancorp, Inc.	5,811	30,392
SI Financial Group, Inc.	1,087	14,185
Southern Missouri Bancorp, Inc.	598	14,705
Territorial Bancorp, Inc.	1,130	32,228
Timberland Bancorp, Inc.	100	1,646
TrustCo Bank Corp.	12,974	90,818
United Community Financial Corp.	10,202	74,985
United Financial Bancorp, Inc.	9,365	137,759
Walker & Dunlop, Inc.*	4,035	97,122
Washington Federal, Inc.	20,793	566,609
Waterstone Financial, Inc.	6,139	104,056
Western New England Bancorp, Inc.	4,598	36,324
WSFS Financial Corp.	3,804	133,330

		4,944,708

Tobacco 0.1%
Alliance One International, Inc.*	2,540	37,719
Universal Corp.	3,464	187,749

		225,468

Trading Companies & Distributors 1.6%
Air Lease Corp.	14,672	443,975
Aircastle Ltd.	16,520	339,486
Applied Industrial Technologies, Inc.	4,795	243,586
Beacon Roofing Supply, Inc.*	1,567	65,877
CAI International, Inc.*	4,288	32,632
GATX Corp. (a)	5,996	262,445
Houston Wire & Cable Co.	5,159	27,600
Kaman Corp.	3,614	157,787
Lawson Products, Inc.*	1,501	28,294
MRC Global, Inc.*	12,713	187,389
NOW, Inc.*	6,245	134,642
Rush Enterprises, Inc., Class A*	7,111	186,664
Titan Machinery, Inc.*	5,779	53,687
Triton International Ltd.	9,079	109,583
Veritiv Corp.*	2,162	116,640
WESCO International, Inc.*	4,299	233,006
Willis Lease Finance Corp.*	606	16,126

		2,639,419

Water Utilities 0.0%†
Consolidated Water Co. Ltd.	4,041	$45,259

Wireless Telecommunication Services 0.5%
Boingo Wireless, Inc.*	3,704	36,003
Shenandoah Telecommunications Co.	4,704	124,185
Spok Holdings, Inc.	5,414	97,723

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc.	15,145	$391,347
United States Cellular Corp.*	3,375	118,294

		767,552

Total Common Stocks (cost $147,081,134)		159,749,593

Rights 0.0%†

	Number of Rights

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)	11,649	34,947

Total Rights (cost $–)		34,947

Investment Company 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (d)(e)	262,005	262,005

Total Investment Company (cost $262,005)		262,005

Repurchase Agreement 3.8%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $6,186,044, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $6,309,709.(d)(f)	$6,185,989	6,185,989

Total Repurchase Agreement (cost $6,185,989)		6,185,989

Total Investments (cost $153,529,128) (g) — 103.3%		166,232,534
Liabilities in excess of other assets — (3.3%)		(5,321,817)

NET ASSETS — 100.0%		$160,910,717

*	Denotes a non-income producing security.

Statement of Investments (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund (Continued)

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $6,254,435.

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $6,447,994.

(e)	Represents 7-day effective yield as of October 31, 2016.

(f)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value* (cost $147,343,139)	$160,046,545
Repurchase agreement, at value (cost $6,185,989)	6,185,989

Total Investments, at value (total cost $153,529,128)	166,232,534

Cash	1,362,546
Dividends receivable	49,520
Security lending income receivable	3,171
Receivable for investments sold	207,063
Receivable for capital shares issued	102,971
Prepaid expenses	20,395

Total Assets	167,978,200

Liabilities:
Payable for investments purchased	336,623
Payable for capital shares redeemed	9,354
Payable upon return of securities loaned (Note 2)	6,447,994
Accrued expenses and other payables:
Investment advisory fees	123,075
Fund administration fees	9,968
Distribution fees	3,889
Administrative servicing fees	51,283
Accounting and transfer agent fees	2,516
Trustee fees	545
Custodian fees	855
Compliance program costs (Note 3)	60
Professional fees	31,612
Printing fees	8,594
Recoupment fees (Note 3)	34,464
Other	6,651

Total Liabilities	7,067,483

Net Assets	$160,910,717

Represented by:
Capital	$141,043,977
Accumulated undistributed net investment income	102,020
Accumulated net realized gains from investments	7,061,314
Net unrealized appreciation/(depreciation) from investments	12,703,406

Net Assets	$160,910,717

Net Assets:
Class A Shares	$7,814,616
Class C Shares	2,509,825
Institutional Service Class Shares	145,702,488
Institutional Class Shares	4,883,788

Total	$160,910,717

*	Includes value of securities on loan of $6,254,435 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide U.S. Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	636,375
Class C Shares	216,159
Institutional Service Class Shares	11,776,359
Institutional Class Shares	388,230

Total	13,017,123

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.28
Class C Shares (b)	$11.61
Institutional Service Class Shares	$12.37
Institutional Class Shares	$12.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.03

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$2,296,297
Income from securities lending (Note 2)	93,319
Interest income	4,111
Foreign tax withholding	(991)

Total Income	2,392,736

EXPENSES:
Investment advisory fees	1,346,551
Fund administration fees	114,843
Distribution fees Class A	22,367
Distribution fees Class C	27,646
Administrative servicing fees Class A	9,284
Administrative servicing fees Class C	3,156
Administrative servicing fees Institutional Service Class	329,879
Registration and filing fees	48,939
Professional fees	35,811
Printing fees	16,536
Trustee fees	4,730
Custodian fees	5,725
Accounting and transfer agent fees	15,365
Compliance program costs (Note 3)	665
Recoupment fees (Note 3)	34,464
Other	15,475

Total Expenses	2,031,436

NET INVESTMENT INCOME	361,300

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,924,588
Net change in unrealized appreciation/(depreciation) from investments	(1,502,533)

Net realized/unrealized gains from investments	5,422,055

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,783,355

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$361,300	$377,698
Net realized gains from investments	6,924,588	12,443,121
Net change in unrealized appreciation/(depreciation) from investments	(1,502,533)	(15,185,246)

Change in net assets resulting from operations	5,783,355	(2,364,427)

Distributions to Shareholders From:
Net investment income:
Class A	(28,810)	(12,738)
Class C	–	–
Institutional Service Class	(383,752)	(133,398)
Institutional Class	(16,348)	(7,859)
Net realized gains:
Class A	(997,150)	(1,727,475)
Class C	(264,902)	(499,093)
Institutional Service Class	(10,868,446)	(16,357,590)
Institutional Class	(325,748)	(310,851)

Change in net assets from shareholder distributions	(12,885,156)	(19,049,004)

Change in net assets from capital transactions	20,850,362	12,321,269

Change in net assets	13,748,561	(9,092,162)

Net Assets:
Beginning of year	147,162,156	156,254,318

End of year	$160,910,717	$147,162,156

Accumulated undistributed net investment income at end of year	$102,020	$218,305

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,847,655	$13,170,120
Dividends reinvested	826,533	1,365,147
Cost of shares redeemed	(6,559,906)	(16,686,048)

Total Class A Shares	(2,885,718)	(2,150,781)

Class C Shares
Proceeds from shares issued	433,526	885,887
Dividends reinvested	197,309	362,499
Cost of shares redeemed	(1,134,850)	(1,493,918)

Total Class C Shares	(504,015)	(245,532)

Institutional Service Class Shares
Proceeds from shares issued	30,248,731	20,632,274
Dividends reinvested	11,005,594	15,885,728
Cost of shares redeemed	(18,082,421)	$(23,674,157)

Total Institutional Service Class Shares	23,171,904	12,843,845

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$2,368,744	$3,157,425
Dividends reinvested	342,096	318,710
Cost of shares redeemed	(1,642,649)	(1,602,398)

Total Institutional Class Shares	1,068,191	1,873,737

Change in net assets from capital transactions	$20,850,362	$12,321,269

SHARE TRANSACTIONS:
Class A Shares
Issued	237,435	992,666
Reinvested	72,694	108,286
Redeemed	(577,949)	(1,208,090)

Total Class A Shares	(267,820)	(107,138)

Class C Shares
Issued	37,545	68,550
Reinvested	18,219	29,959
Redeemed	(99,164)	(114,633)

Total Class C Shares	(43,400)	(16,124)

Institutional Service Class Shares
Issued	2,531,258	1,512,271
Reinvested	961,187	1,252,036
Redeemed	(1,506,580)	(1,741,715)

Total Institutional Service Class Shares	1,985,865	1,022,592

Institutional Class Shares
Issued	194,888	229,570
Reinvested	29,440	24,753
Redeemed	(132,862)	(118,025)

Total Institutional Class Shares	91,466	136,298

Total change in shares	1,766,111	1,035,628

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$13.01	0.02	0.36	0.38	(0.03)	(1.08)	(1.11)	$12.28	3.63%		$7,814,616	1.44%	0.19%		1.44%	27.10%
Year Ended October 31, 2015	$15.24	0.02	(0.38)	(0.36)	(0.01)	(1.86)	(1.87)	$13.01	(1.95%	)	$11,767,447	1.46%	0.17%		1.47%	26.93%
Year Ended October 31, 2014	$14.86	(0.03)	1.19	1.16	–	(0.78)	(0.78)	$15.24	7.99%		$15,415,654	1.42%	(0.22%	)	1.46%	23.65%
Year Ended October 31, 2013	$11.02	–	4.12	4.12	(0.07)	(0.21)	(0.28)	$14.86	38.22%		$14,048,236	1.39%	–		1.44%	19.48%
Year Ended October 31, 2012	$9.93	0.02	1.35	1.37	–	(0.28)	(0.28)	$11.02	14.30%		$1,737,594	1.38%	0.20%		1.49%	11.76%

Class C Shares
Year Ended October 31, 2016	$12.42	(0.07)	0.34	0.27	–	(1.08)	(1.08)	$11.61	2.81%		$2,509,825	2.20%	(0.59%	)	2.20%	27.10%
Year Ended October 31, 2015	$14.73	(0.07)	(0.38)	(0.45)	–	(1.86)	(1.86)	$12.42	(2.70%	)	$3,224,309	2.19%	(0.57%	)	2.20%	26.93%
Year Ended October 31, 2014	$14.48	(0.14)	1.17	1.03	–	(0.78)	(0.78)	$14.73	7.27%		$4,059,732	2.16%	(0.97%	)	2.19%	23.65%
Year Ended October 31, 2013	$10.75	(0.06)	4.00	3.94	–	(0.21)	(0.21)	$14.48	37.31%		$2,407,598	2.09%	(0.48%	)	2.14%	19.48%
Year Ended October 31, 2012	$9.76	(0.05)	1.32	1.27	–	(0.28)	(0.28)	$10.75	13.50%		$869,607	2.09%	(0.51%	)	2.20%	11.76%

Institutional Service Class Shares
Year Ended October 31, 2016	$13.10	0.03	0.36	0.39	(0.04)	(1.08)	(1.12)	$12.37	3.66%		$145,702,488	1.34%	0.25%		1.34%	27.10%
Year Ended October 31, 2015	$15.32	0.04	(0.39)	(0.35)	(0.01)	(1.86)	(1.87)	$13.10	(1.82%	)	$128,228,157	1.34%	0.27%		1.34%	26.93%
Year Ended October 31, 2014	$14.92	(0.02)	1.20	1.18	–	(0.78)	(0.78)	$15.32	8.10%		$134,292,405	1.34%	(0.15%	)	1.37%	23.65%
Year Ended October 31, 2013	$11.06	0.05	4.09	4.14	(0.07)	(0.21)	(0.28)	$14.92	38.31%		$134,003,167	1.34%	0.37%		1.40%	19.48%
Year Ended October 31, 2012	$9.95	0.03	1.36	1.39	–	(0.28)	(0.28)	$11.06	14.47%		$94,130,117	1.34%	0.24%		1.45%	11.76%

Institutional Class Shares
Year Ended October 31, 2016	$13.28	0.06	0.37	0.43	(0.05)	(1.08)	(1.13)	$12.58	3.99%		$4,883,788	1.09%	0.50%		1.09%	27.10%
Year Ended October 31, 2015	$15.50	0.07	(0.39)	(0.32)	(0.04)	(1.86)	(1.90)	$13.28	(1.64%	)	$3,942,243	1.09%	0.50%		1.09%	26.93%
Year Ended October 31, 2014	$15.05	0.02	1.21	1.23	–	(0.78)	(0.78)	$15.50	8.38%		$2,486,527	1.09%	0.10%		1.13%	23.65%
Year Ended October 31, 2013	$11.15	0.02	4.19	4.21	(0.10)	(0.21)	(0.31)	$15.05	38.68%		$1,988,395	1.09%	0.16%		1.13%	19.48%
Year Ended October 31, 2012	$10.01	0.05	1.37	1.42	–	(0.28)	(0.28)	$11.15	14.69%		$51,062	1.09%	0.49%		1.20%	11.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the annual period ended October 31, 2016, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 4.35% versus 6.37% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Equity Income Funds (consisting of 509 funds as of October 31, 2016) was 4.80% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. economic data suggested that a slowly growing economic expansion was in place in the first half of the Fund’s fiscal year, supported by positive contributions from personal consumption, which was the key driving force keeping the U.S. from slipping into recession. Manufacturing was weakened by a strong dollar on top of weak global growth, while the service-oriented portion of the U.S. economy remained in fair shape, supported by a relatively strong consumer. Lower energy bills were a positive for the net energy consumers of the economy, but benefits had been slow to materialize and low energy prices brought pain and hardship to those areas of the economy dependent on higher energy prices.

Financial markets were roiled in late June by results of a British populist-driven referendum to leave the European Union (“Brexit”), catching many investors by surprise and leading to a sell-off of risky assets. Investors fled to more defensive assets, purchasing the debt and currencies of strong sovereign nations and bolstering prices for precious metals. The initial impact of the event resulted in elevated levels of investor aversion to risk, lower sovereign interest rates and heightened deflationary concerns.

The Federal Reserve raised interest rates for the first time in nearly a decade in December, but no subsequent raises were made over the period and the fed funds rate remained near zero at the end of October. Stimulative monetary policies around the world have devalued many currencies and led to a strong U.S. dollar. Easy central bank monetary policies have depressed interest rates and pushed up asset prices, but they have been limited in their ability to stimulate real economic growth. Japan and several of Europe’s central banks cut their key interest rates below zero, which has led to distortions in money flows in the financial markets. Fiscal policy changes to address burdensome taxation and regulation need to be carried out, but politicians have shown little resolve to make the difficult decisions.

U.S. equities provided a relatively modest performance for the twelve-month interval ended October 31, 2016, with performance favoring value-oriented strategies over growth styles. The equity market’s volatility over the period created a difficult environment for active management, as the factors driving performance vacillated between defensive and cyclically sensitive sources. Smaller-capitalization stocks exhibited more volatility, and favorable valuation characteristics produced relatively strong performance, while growth-oriented stocks with consistent price momentum underperformed. High-yielding stocks were strongly rewarded by the market, as they benefited from the low interest rate environment. While the Fund owns many high-yielding stocks, it also carries positions in stocks with low priced earnings and growing dividends, which didn’t fare quite as well over the fiscal year. We added positions in several American Depository Receipts (ADRs), which we found to be attractively priced and offered above-average dividend yields.

The Fund began its fiscal year with a relatively large underweight in its exposure to the high-yielding Consumer Staples and Utilities sectors relative to the benchmark, but we added exposure to Utilities over the course of the year, bringing it to an overweight position. The portfolio was underweight Utilities from November 1, 2015 through March 21, 2016. The allocation effect for the portion of the year where the portfolio was underweight was -0.19%. For the entire fiscal year, the allocation effect for Utilities was -0.25%. However, our exposure to Consumer Staples stocks remained underweight because it was difficult to find attractively priced stocks in that sector. Both Utilities and Consumer Staples stocks outperformed over the fiscal year. Utilities was the best-performing sector in the

Fund Commentary (con’t.)	Nationwide Ziegler Equity Income Fund

benchmark, but the Fund’s underweight to the sector in the early part of the fiscal year hurt relative performance and a holding in PPL Corp. (PPL) returned only 4.2%, creating a drag on relative performance.

The Fund started its fiscal year with a slight underweight to the Energy and Materials sectors and further reduced the exposure to Energy stocks over the course of the period, while adding to the Materials holdings. Stock selection in both sectors produced mixed returns. In the Energy sector, drilling rig provider Helmerich & Payne (HP) returned 17.8%, but a holding in the large, integrated energy producer Conoco Phillips declined 17.9%, which was relatively tame against the 20.3% decline for the sector. Among the Fund’s holdings of chemical producers in the Materials sector, LyondellBasell Industries (LYB) lost 10.9%, while Dow Chemical (DOW) returned 7.9%. ConocoPhillips was held from the beginning of the fiscal year through August 23, 2016. We added to and trimmed the position size at different points in the year until the position was eliminated on August 23, 2016. The return of the stock in the portfolio was -17.88%, and its effect on relative performance was -0.56%.

Stock selection in the Financials sector was a major contributor of positive performance for the Fund relative to the benchmark. The Fund’s holdings of bank stocks generally did well, with regional bank names such as Fifth Third Bancorp (FITB) and SunTrust (STI) returning 17.5% and 11.6%, respectively. However, a relatively large holding in Wells Fargo & Company (WFC) was trimmed back after news regarding fraudulent account openings caused it to sell off in September, leaving the stock with a -12.4% loss over the Fund’s fiscal year. The Fund’s holdings of mortgage Real Estate Investment Trusts (REITs) performed relatively well as they benefited from the low interest rate environment. Chimera Investment Corp. (CIM) is an investor in residential and commercial mortgage loans and returned 31.3% over the fiscal year. Annaly Capital Management (NLY) invests in agency-backed mortgages and returned 16.9% over the fiscal year.

The Fund started its fiscal year with a relatively high allocation to Health Care stocks, but reduced it to a level that was slightly greater than that of the benchmark by the end of October. Fund holdings in the pharmaceutical giants Johnson & Johnson (JNJ) and Merck & co. (MRK) appreciated 18.1% and 11.0%, respectively, but the gains were offset by losses in GlaxoSmithKline (GSK) and Pfizer, -8.9% and 2.8%, respectively. The Fund carried a neutral allocation to stocks in the Information Technology sector throughout its fiscal year and benefited from its holdings in Texas Instruments (TXN) and Cisco Systems (CSCO), which appreciated 27.3% and 10.1%, respectively, on favorable earnings reports.

The Fund’s allocation to the Industrials sector has an emphasis in the Aerospace & Defense industry, where it benefited from a large position in Lockheed Martin (LMT), which was up 11.4% and trimmed back over the course of the fiscal year, but a position in Boeing (BA) registered -0.70%. In addition, a slightly overweight position in industrial conglomerate General Electric (GE) appreciated only 3.7% over the period.

The Fund’s largest sector overweight was to the relatively poor performing Consumer Discretionary sector, but stock selection in the group added to its relative performance. A favorable purchase of Cinema operator Regal Entertainment (RGC) returned 16.0% and a position in luxury accessories manufacturer Coach (COH) returned 19.4%. Several retail holdings were a source of frustration and detracted from the Fund’s fiscal year performance, as positions in GameStop (GME), Guess (GES) and Staples (SPLS) were sold off on unfavorable fundamentals. GameStop was held in the portfolio from November 12, 2015 through March 22, 2016. The stock’s return for the holding period was -16.49%, and its effect on the Fund’s relative performance was -0.09%. Guess was held from March 28, 2016 through June 2, 2016. The stock’s return in the portfolio was -14.76%, and its effect on the Fund’s relative performance was -0.10. A holding in retailer Target (TGT), which fell 8.1%, was retained because of its attractive fundamentals. Staples was held from November 12, 2015 through March 22, 2016; the

Fund Commentary (con’t.)	Nationwide Ziegler Equity Income Fund

stock’s return for the holding period was -20.73%, and its effect on the Fund’s relative performance was -0.17%.

Consistent payment of dividends is generally an indication of a well-managed company, signaling a higher quality of earnings and a fiscally healthy balance sheet. These companies generally weather periods of market volatility better than many high-beta, non-dividend-paying stocks. Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very high-yielding, bond-like equities and focus more upon companies that exhibit strong dividend growth and benefit from an improving economy. The Fund seeks to hold a mix of dividend-paying stocks and balances the risk characteristics of the portfolio in an effort to perform consistently across all market environments. It holds positions in defensive, higher-yielding stocks with dependable but slower-growing earnings that tend to perform better during times of economic and market weakness and in a low interest rate environment. The Fund also invests in “dividend growing” stocks that can more readily participate in an expanding economy and rising interest rate environment. We will continue to take steps to increase the Fund’s current yield when attractively priced opportunities present themselves.

We appreciate your investment in the Nationwide Ziegler Equity Income Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Equity Income Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreement	6.1%
Exchange Traded Fund	0.8%
Investment Company	0.3%
Liabilities in excess of other assets††	(6.0)%
100.0%

Top Industries†††

Banks	11.3%
Pharmaceuticals	11.3%
Oil, Gas & Consumable Fuels	8.6%
Equity Real Estate Investment Trusts (REITs)	6.1%
Electric Utilities	5.8%
Insurance	4.6%
Aerospace & Defense	4.4%
Diversified Telecommunication Services	3.3%
Communications Equipment	3.1%
Semiconductors & Semiconductor Equipment	2.7%
Other Industries*	38.8%
100.0%

Top Holdings†††

Johnson & Johnson	4.0%
Exxon Mobil Corp.	3.8%
JPMorgan Chase & Co.	3.4%
Chevron Corp.	3.2%
Cisco Systems, Inc.	3.1%
Pfizer, Inc.	2.8%
Lockheed Martin Corp.	2.7%
General Electric Co.	2.6%
Fifth Third Bancorp	2.2%
American Financial Group, Inc.	2.0%
Other Holdings*	70.2%
100.0%

Objective

The Fund seeks total return from income and capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class A at NAV) returned 4.35%, underperforming its benchmark by 2.02% and the Lipper peer category median by 0.45%

•

Stock selection in Energy and Materials produced mixed returns: drilling rig provider Helmerich & Payne (HP) returned 17.8%, but integrated energy producer Conoco Phillips declined 17.9%; among holdings in chemical producers, LyondellBasell Industries (LYB) lost 10.9%, while Dow Chemical (DOW) returned 7.9%

•

A major contributor of positive Fund performance relative to the benchmark was stock selection in Financials, with regional bank names Fifth Third Bancorp (FITB) and SunTrust (STI) returning 17.5% and 11.6%, respectively

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	4.35%	11.26%	5.09%
	w/SC3	(1.64)%	10.00%	4.49%
Class C1	w/o SC2	3.62%	10.50%	4.37%
	w/SC4	2.62%	N/A	N/A
Institutional Service Class[1,5,6]		4.65%	11.51%	12.88%
Institutional Class[5]		4.69%	N/A	6.96%	[7]
Russell 1000® Value Index		6.37%	13.31%	5.35%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	0.93%
Class C	1.67%
Institutional Service Class	0.71%
Institutional Class	0.60%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

Fund Performance (con’t.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund versus the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Equity Income Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,032.60	4.60	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.61	4.57	0.90
Class C Shares	Actual	(a)	1,000.00	1,028.90	8.36	1.64
	Hypothetical	(a)(b)	1,000.00	1,016.89	8.31	1.64
Institutional Service Class Shares	Actual	(a)	1,000.00	1,033.70	3.43	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.77	3.40	0.67
Institutional Class Shares	Actual	(a)	1,000.00	1,034.20	2.86	0.56
	Hypothetical	(a)(b)	1,000.00	1,022.32	2.85	0.56

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

Statement of Investments

October 31, 2016

Nationwide Ziegler Equity Income Fund

Common Stocks 98.8%

	Shares	Market Value

Aerospace & Defense 4.7%
Boeing Co. (The) (a)	92,999	$13,245,848
Lockheed Martin Corp.	84,287	20,766,631

		34,012,479

Airlines 1.4%
Copa Holdings SA, Class A (a)	113,211	10,441,451

Banks 12.0%
BB&T Corp.	189,098	7,412,642
Fifth Third Bancorp (a)	775,367	16,871,986
JPMorgan Chase & Co.	376,260	26,059,768
Park National Corp.	42,634	4,132,514
SunTrust Banks, Inc.	241,411	10,919,019
U.S. Bancorp	183,003	8,191,214
Wells Fargo & Co.	308,326	14,186,079

		87,773,222

Beverages 1.7%
Dr. Pepper Snapple Group, Inc.	59,120	5,190,145
PepsiCo, Inc.	65,932	7,067,910

		12,258,055

Biotechnology 0.7%
AbbVie, Inc.	93,528	5,216,992

Capital Markets 1.0%
Lazard Ltd., Class A	203,116	7,405,609

Chemicals 1.8%
Dow Chemical Co. (The)	102,871	5,535,488
LyondellBasell Industries NV, Class A	94,909	7,550,011

		13,085,499

Communications Equipment 3.3%
Cisco Systems, Inc.	777,295	23,847,411

Containers & Packaging 1.1%
International Paper Co.	186,616	8,403,318

Diversified Telecommunication Services 3.5%
AT&T, Inc.	200,997	7,394,680
CenturyLink, Inc. (a)	186,583	4,959,376
Verizon Communications, Inc.	267,130	12,848,953

		25,203,009

Electric Utilities 6.2%
Edison International	199,468	14,656,909
Entergy Corp.	73,799	5,437,510
FirstEnergy Corp.	363,801	12,474,736
PPL Corp.	368,153	12,642,374

		45,211,529

Electrical Equipment 2.2%
Eaton Corp. plc	128,990	8,225,692

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
Emerson Electric Co.	155,008	$7,855,806

		16,081,498

Energy Equipment & Services 2.0%
Helmerich & Payne, Inc. (a)	226,409	14,288,672

Equity Real Estate Investment Trusts (REITs) 6.4%
Apartment Investment & Management Co., Class A	190,836	8,410,142
Duke Realty Corp.	296,491	7,753,240
Host Hotels & Resorts, Inc.	519,507	8,041,968
Macerich Co. (The)	158,943	11,249,986
Weingarten Realty Investors	313,527	11,352,813

		46,808,149

Food & Staples Retailing 2.0%
Wal-Mart Stores, Inc.	213,896	14,976,998

Health Care Equipment & Supplies 1.1%
Abbott Laboratories (a)	209,386	8,216,307

Hotels, Restaurants & Leisure 1.8%
Carnival Corp. (a)	174,224	8,554,398
Darden Restaurants, Inc.	75,476	4,890,090

		13,444,488

Household Products 2.0%
Kimberly-Clark Corp.	61,316	7,015,164
Procter & Gamble Co. (The)	87,549	7,599,253

		14,614,417

Industrial Conglomerates 2.8%
General Electric Co.	691,719	20,129,023

Insurance 4.9%
Aflac, Inc.	113,265	7,800,561
American Financial Group, Inc.	211,133	15,729,408
Chubb Ltd.	95,010	12,066,270

		35,596,239

IT Services 0.7%
Leidos Holdings, Inc.	122,896	5,108,787

Media 1.7%
Regal Entertainment Group, Class A (a)	584,881	12,580,790

Mortgage Real Estate Investment Trusts (REITs) 1.6%
Annaly Capital Management, Inc.	523,728	5,425,822
Chimera Investment Corp.	416,013	6,518,924

		11,944,746

Multiline Retail 0.8%
Target Corp.	90,426	6,214,979

Statement of Investments (Continued)

October 31, 2016

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multi-Utilities 1.8%
Ameren Corp. (a)	259,270	$12,950,536

Oil, Gas & Consumable Fuels 9.2%
Chevron Corp.	239,232	25,059,552
Exxon Mobil Corp.	350,546	29,207,493
Royal Dutch Shell plc, Class B, ADR-NL (a)	240,994	12,606,396

		66,873,441

Pharmaceuticals 11.9%
Eli Lilly & Co.	92,950	6,863,428
GlaxoSmithKline plc,ADR-UK	360,639	14,429,166
Johnson & Johnson	267,402	31,015,958
Merck & Co., Inc.	226,632	13,307,831
Pfizer, Inc.	676,500	21,451,815

		87,068,198

Semiconductors & Semiconductor Equipment 2.9%
Intel Corp.	341,475	11,907,233
Texas Instruments, Inc.	128,590	9,110,602

		21,017,835

Software 2.1%
CA, Inc.	188,317	5,788,864
Microsoft Corp.	157,752	9,452,500

		15,241,364

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	87,011	9,879,229

Textiles, Apparel & Luxury Goods 1.3%
Coach, Inc.	263,759	9,466,311

Trading Companies & Distributors 0.8%
GATX Corp. (a)	126,194	5,523,511

Total Common Stocks (cost $679,153,508)		720,884,092

Exchange Traded Fund 0.8%
Equity Fund 0.8%
Vanguard Value ETF	66,173	5,694,186

Total Exchange Traded Fund (cost $5,585,036)		5,694,186

Investment Company 0.3%
Money Market Fund 0.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	1,900,491	1,900,491

Total Investment Company (cost $1,900,491)		1,900,491

Repurchase Agreement 6.1%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $44,871,372, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $45,768,394. (b)(d)	$44,870,974	$44,870,974

Total Repurchase Agreement (cost $44,870,974)		44,870,974

Total Investments (cost $731,510,009) (e) — 106.0%		773,349,743

Liabilities in excess of other assets — (6.0%)		(43,441,459)

NET ASSETS — 100.0%		$729,908,284

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $88,222,217, which was collateralized by a money market fund and a repurchase agreement with a value of $1,900,491 and $44,870,974, respectively, and $43,290,303 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% -6.63%, and maturity dates ranging from 03/02/17 - 05/15/46; a total value of $90,061,768.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $46,771,465.

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

Nationwide Ziegler Equity Income Fund
Assets:
Investments, at value* (cost $686,639,035)	$728,478,769
Repurchase agreement, at value (cost $44,870,974)	44,870,974

Total Investments, at value (total cost $731,510,009)	773,349,743

Cash	3,122,393
Interest and dividends receivable	460,543
Security lending income receivable	106,209
Receivable for capital shares issued	232,378
Prepaid expenses	26,229

Total Assets	777,297,495

Liabilities:
Payable for capital shares redeemed	222,940
Payable upon return of securities loaned (Note 2)	46,771,465
Accrued expenses and other payables:
Investment advisory fees	304,955
Fund administration fees	21,079
Distribution fees	9,960
Administrative servicing fees	6,854
Accounting and transfer agent fees	3,531
Trustee fees	2,481
Custodian fees	4,309
Compliance program costs (Note 3)	292
Professional fees	27,496
Printing fees	5,850
Other	7,999

Total Liabilities	47,389,211

Net Assets	$729,908,284

Represented by:
Capital	$701,371,107
Accumulated undistributed net investment income	2,191,494
Accumulated net realized losses from investments	(15,494,051)
Net unrealized appreciation/(depreciation) from investments	41,839,734

Net Assets	$729,908,284

Net Assets:
Class A Shares	$18,197,057
Class C Shares	6,794,975
Institutional Service Class Shares	12,236,349
Institutional Class Shares	692,679,903

Total	$729,908,284

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,348,780
Class C Shares	507,962
Institutional Service Class Shares	903,708
Institutional Class Shares	51,145,405

Total	53,905,855

*	Includes value of securities on loan of $88,222,217 (Note 2).

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Ziegler Equity Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.49
Class C Shares (b)	$13.38
Institutional Service Class Shares	$13.54
Institutional Class Shares	$13.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.31

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$22,112,847
Income from securities lending (Note 2)	601,589
Interest income	21,005

Total Income	22,735,441

EXPENSES:
Investment advisory fees	3,094,525
Fund administration fees	221,110
Distribution fees Class A	47,885
Distribution fees Class C	71,444
Administrative servicing fees Class A	17,008
Administrative servicing fees Class C	5,504
Administrative servicing fees Institutional Service Class	12,827
Registration and filing fees	48,575
Professional fees	48,962
Printing fees	11,152
Trustee fees	19,538
Custodian fees	24,280
Accounting and transfer agent fees	19,589
Compliance program costs (Note 3)	2,851
Other	26,797

Total Expenses	3,672,047

NET INVESTMENT INCOME	19,063,394

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(14,737,829)
Net change in unrealized appreciation/(depreciation) from investments	30,429,372

Net realized/unrealized gains from investments	15,691,543

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,754,937

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$19,063,394	$11,347,614
Net realized gains/(losses) from investments	(14,737,829)	10,058,446
Net change in unrealized appreciation/(depreciation) from investments	30,429,372	(20,702,257)

Change in net assets resulting from operations	34,754,937	703,803

Distributions to Shareholders From:
Net investment income:
Class A	(463,857)	(641,251)
Class C	(120,888)	(144,082)
Institutional Service Class	(306,077)	(331,228)
Institutional Class	(15,962,392)	(11,937,240)
Net realized gains:
Class A	(323,732)	(211,022)
Class C	(119,008)	(58,063)
Institutional Service Class	(179,824)	(97,133)
Institutional Class	(7,209,187)	(2,822,317)

Change in net assets from shareholder distributions	(24,684,965)	(16,242,336)

Change in net assets from capital transactions	217,201,091	156,007,552

Change in net assets	227,271,063	140,469,019

Net Assets:
Beginning of year	502,637,221	362,168,202

End of year	$729,908,284	$502,637,221

Accumulated undistributed net investment income at end of year	$2,191,494	$47,464

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,609,848	$3,207,598
Dividends reinvested	735,856	799,108
Cost of shares redeemed	(5,861,836)	(6,009,700)

Total Class A Shares	(2,516,132)	(2,002,994)

Class C Shares
Proceeds from shares issued	2,083,668	1,988,691
Dividends reinvested	224,922	191,064
Cost of shares redeemed	(2,857,546)	(931,043)

Total Class C Shares	(548,956)	1,248,712

Institutional Service Class Shares
Proceeds from shares issued	3,825,801	2,459,446
Dividends reinvested	426,557	355,075
Cost of shares redeemed	(3,348,579)	(2,332,134)

Total Institutional Service Class Shares	903,779	482,387

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$249,305,968	$174,395,325
Dividends reinvested	23,158,127	14,759,557
Cost of shares redeemed	(53,101,695)	(32,875,435)

Total Institutional Class Shares	219,362,400	156,279,447

Change in net assets from capital transactions	$217,201,091	$156,007,552

SHARE TRANSACTIONS:
Class A Shares
Issued	194,551	233,173
Reinvested	56,035	60,271
Redeemed	(442,037)	(440,162)

Total Class A Shares	(191,451)	(146,718)

Class C Shares
Issued	158,012	145,381
Reinvested	17,290	14,531
Redeemed	(218,440)	(69,955)

Total Class C Shares	(43,138)	89,957

Institutional Service Class Shares
Issued	287,605	180,346
Reinvested	32,319	26,723
Redeemed	(251,048)	(171,304)

Total Institutional Service Class Shares	68,876	35,765

Institutional Class Shares
Issued	19,025,753	12,482,689
Reinvested	1,749,182	1,112,503
Redeemed	(3,934,009)	(2,371,593)

Total Institutional Class Shares	16,840,926	11,223,599

Total change in shares	16,675,213	11,202,603

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$13.46	0.37	0.19	0.56	(0.32)	(0.21)	(0.53)	$13.49	4.35%	$18,197,057	0.91%	2.80%	0.91%	47.93%
Year Ended October 31, 2015	$13.87	0.31	(0.22)	0.09	(0.38)	(0.12)	(0.50)	$13.46	0.78%	$20,726,341	0.93%	2.29%	0.93%	56.34%
Period Ended October 31, 2014 (h)	$13.37	0.06	0.45	0.51	(0.01)	–	(0.01)	$13.87	3.79%	$23,396,375	1.00%	1.73%	1.00%	1.89%
Year Ended July 31, 2014	$12.01	0.25	1.27	1.52	(0.16)	–	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	46.23%
Year Ended July 31, 2013	$10.12	0.24	1.91	2.15	(0.26)	–	(0.26)	$12.01	21.57%	$19,218,955	1.15%	2.23%	1.76%	69.00%
Year Ended July 31, 2012	$9.18	0.24	0.94	1.18	(0.24)	–	(0.24)	$10.12	13.12%	$11,518,605	1.15%	2.60%	1.90%	79.00%

Class C Shares
Year Ended October 31, 2016	$13.35	0.27	0.19	0.46	(0.22)	(0.21)	(0.43)	$13.38	3.62%	$6,794,975	1.65%	2.07%	1.65%	47.93%
Year Ended October 31, 2015	$13.76	0.21	(0.22)	(0.01)	(0.28)	(0.12)	(0.40)	$13.35	0.05%	$7,355,755	1.67%	1.55%	1.67%	56.34%
Period Ended October 31, 2014 (h)	$13.29	0.03	0.44	0.47	–	–	–	$13.76	3.54%	$6,346,237	1.70%	1.03%	1.70%	1.89%
Year Ended July 31, 2014	$11.94	0.16	1.27	1.43	(0.08)	–	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	46.23%
Year Ended July 31, 2013	$10.07	0.18	1.89	2.07	(0.20)	–	(0.20)	$11.94	20.79%	$4,504,018	1.75%	1.63%	2.26%	69.00%
Year Ended July 31, 2012	$9.14	0.19	0.93	1.12	(0.19)	–	(0.19)	$10.07	12.40%	$2,673,144	1.75%	2.00%	2.40%	79.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$13.50	0.40	0.20	0.60	(0.35)	(0.21)	(0.56)	$13.54	4.65%	$12,236,349	0.68%	3.00%	0.68%	47.93%
Year Ended October 31, 2015	$13.92	0.34	(0.23)	0.11	(0.41)	(0.12)	(0.53)	$13.50	0.94%	$11,272,994	0.70%	2.51%	0.70%	56.34%
Period Ended October 31, 2014 (h)	$13.42	0.07	0.44	0.51	(0.01)	–	(0.01)	$13.92	3.82%	$11,120,577	0.77%	1.94%	0.77%	1.89%
Year Ended July 31, 2014	$12.04	0.27	1.29	1.56	(0.18)	–	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	46.23%
Year Ended July 31, 2013	$10.15	0.27	1.90	2.17	(0.28)	–	(0.28)	$12.04	21.80%	$8,697,861	0.90%	2.48%	1.51%	69.00%
Year Ended July 31, 2012	$9.21	0.27	0.94	1.21	(0.27)	–	(0.27)	$10.15	13.38%	$6,777,074	0.88%	2.87%	1.65%	79.00%

Institutional Class Shares
Year Ended October 31, 2016	$13.51	0.41	0.20	0.61	(0.37)	(0.21)	(0.58)	$13.54	4.69%	$692,679,903	0.57%	3.09%	0.57%	47.93%
Year Ended October 31, 2015	$13.92	0.36	(0.22)	0.14	(0.43)	(0.12)	(0.55)	$13.51	1.13%	$463,282,131	0.59%	2.64%	0.59%	56.34%
Period Ended October 31, 2014 (h)	$13.42	0.07	0.45	0.52	(0.02)	–	(0.02)	$13.92	3.84%	$321,305,013	0.64%	2.09%	0.64%	1.89%
Period Ended July 31, 2014 (j)	$12.15	0.27	1.20	1.47	(0.20)	–	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2016

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Diverse Managers Fund (“Diverse Managers”)

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Geneva Small Cap Growth Fund (“Small Cap Growth”)

- Nationwide Growth Fund (“Growth”)

- Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity”)

- Nationwide HighMark Small Cap Core Fund (“Small Cap Core”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R, Institutional Service Class, and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

On September 14, 2016, the Board of Trustees including a majority of the trustees who are not “interested persons” of the Trust, considered and approved a proposal to liquidate Diverse Managers, a series of the Trust. Diverse Managers will be liquidated on or about February 10, 2017 (the “Liquidation Date”) pursuant to a Board of Trustees approved Plan of Liquidation (the “Plan”). Until the Liquidation Date, Diverse Managers is permitted to depart from its stated investment objective and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. Effective September 15, 2016 (“Effective Date”), new account requests, exchanges into Diverse Managers and purchase orders for Diverse Managers shares will no longer be permitted.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

Notes to Financial Statements (Continued)

October 31, 2016

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Notes to Financial Statements (Continued)

October 31, 2016

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2016, 100% of the market value of Technology & Science, Nationwide Fund, Small Cap Growth and Large Cap Core Equity was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2016. Please refer to the Statements of Investments for additional information on portfolio holdings.

Cognitive Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$77,420,245	$—	$—	$77,420,245
Exchange Traded Funds	6,139,449	—	—	6,139,449
Investment Company	35,870	—	—	35,870
Repurchase Agreement	—	846,887	—	846,887
Total	$83,595,564	$846,887	$—	$84,442,451

Notes to Financial Statements (Continued)

October 31, 2016

Diverse Managers
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$231,702	$29,902	$—	$261,604
Air Freight & Logistics	119,290	—	—	119,290
Airlines	—	4,648	—	4,648
Auto Components	99,710	70,592	—	170,302
Automobiles	—	72,560	—	72,560
Banks	76,814	226,784	—	303,598
Beverages	23,725	26,889	—	50,614
Biotechnology	309,385	50,378	—	359,763
Capital Markets	882,780	62,420	—	945,200
Chemicals	341,598	96,216	—	437,814
Commercial Services & Supplies	79,519	12,949	—	92,468
Communications Equipment	172,764	13,982	—	186,746
Construction & Engineering	—	6,744	—	6,744
Consumer Finance	395,128	—	—	395,128
Containers & Packaging	—	6,388	—	6,388
Diversified Financial Services	—	37,850	—	37,850
Diversified Telecommunication Services	70,206	54,643	—	124,849
Electric Utilities	—	27,394	—	27,394
Electrical Equipment	15,946	99,262	—	115,208
Electronic Equipment, Instruments & Components	31,333	5,249	—	36,582
Energy Equipment & Services	92,577	31,538	—	124,115
Equity Real Estate Investment Trusts (REITs)	6,293	31,884	—	38,177
Food & Staples Retailing	73,509	36,593	—	110,102
Food Products	136,273	48,667	—	184,940
Health Care Equipment & Supplies	—	20,021	—	20,021
Hotels, Restaurants & Leisure	134,360	17,833	—	152,193
Household Durables	18,360	55,984	—	74,344
Household Products	—	20,755	—	20,755
Independent Power and Renewable Electricity Producers	182,862	5,143	—	188,005
Industrial Conglomerates	—	21,298	—	21,298
Insurance	39,060	115,779	—	154,839
Internet & Direct Marketing Retail	67,340	6,940	—	74,280
Internet Software & Services	187,208	14,390	—	201,598
IT Services	389,188	11,925	—	401,113
Leisure Products	—	16,681	—	16,681
Machinery	8,387	32,962	—	41,349
Media	109,082	18,715	—	127,797
Metals & Mining	9,424	60,384	—	69,808
Multiline Retail	22,418	—	—	22,418
Oil, Gas & Consumable Fuels	355,917	115,148	—	471,065
Paper & Forest Products	—	24,004	—	24,004
Personal Products	—	75,656	—	75,656
Pharmaceuticals	172,175	179,959	—	352,134
Professional Services	88,614	38,718	—	127,332
Real Estate Management & Development	142,181	51,140	—	193,321
Road & Rail	23,880	17,005	—	40,885
Semiconductors & Semiconductor Equipment	79,125	44,804	—	123,929
Software	218,624	27,930	—	246,554

Notes to Financial Statements (Continued)

October 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Specialty Retail	$256,433	$—	$—	$256,433
Technology Hardware, Storage & Peripherals	503,227	14,041	—	517,268
Textiles, Apparel & Luxury Goods	22,050	39,782	—	61,832
Tobacco	324,279	—	—	324,279
Trading Companies & Distributors	112,658	25,505	—	138,163
Transportation Infrastructure	—	33,526	—	33,526
Wireless Telecommunication Services	—	39,911	—	39,911
Total Common Stocks	$6,625,404	$2,199,471	$—	$8,824,875
Corporate Bonds	—	1,771,058	—	1,771,058
Exchange Traded Fund	23,475	—	—	23,475
Mortgage-Backed Securities	—	1,487,543	—	1,487,543
U.S. Government Agency Securities	—	2,651,325	—	2,651,325
U.S. Treasury Obligation	—	1,298,827	—	1,298,827
Total	$6,648,879	$9,408,224	$—	$16,057,103

Mid Cap Growth
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$965,160,156	$—	$—	$965,160,156
Investment Company	513,799	—	—	513,799
Repurchase Agreement	—	12,130,900	—	12,130,900
Total	$965,673,955	$12,130,900	$—	$977,804,855

Growth
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$185,825,654	$—	$—	$185,825,654
Exchange Traded Fund	5,087,000	—	—	5,087,000
Rights	—	48,812	—	48,812
Total	$190,912,654	$48,812	$—	$190,961,466

Small Cap Core
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$131,639,291	$—	$—	$131,639,291
Investment Company	220,756	—	—	220,756
Repurchase Agreement	—	5,212,099	—	5,212,099
Total Assets	$131,860,047	$5,212,099	$—	$137,072,146
Liabilities:
Futures Contracts	$(44,974)	$—	$—	$(44,974)
Total Liabilities	$(44,974)	$—	$—	$(44,974)
Total	$131,815,073	$5,212,099	$—	$137,027,172

Notes to Financial Statements (Continued)

October 31, 2016

Small Company Growth
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$172,473,102	$—	$—	$172,473,102
Investment Company	265,836	—	—	265,836
Repurchase Agreement	—	6,276,440	—	6,276,440
Total	$172,738,938	$6,276,440	$—	$179,015,378

U.S. Small Cap Value
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$159,749,593	$—	$—	$159,749,593
Rights	—	—	34,947	34,947
Investment Company	262,005	—	—	262,005
Repurchase Agreement	—	6,185,989	—	6,185,989
Total	$160,011,598	$6,185,989	$34,947	$166,232,534

Equity Income
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$720,884,092	$—	$—	$720,884,092
Exchange Traded Fund	5,694,186	—	—	5,694,186
Investment Company	1,900,491	—	—	1,900,491
Repurchase Agreement	—	44,870,974	—	44,870,974
Total	$728,478,769	$44,870,974	$—	$773,349,743

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

U.S. Small Cap Value

	Common Stocks	Rights	Total
Balance as of 10/31/15	$—	$29,355	$29,355
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	5,592	5,592
Purchases*	—	—	—
Sales	—	—	—
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/16	$—	$34,947	$34,947
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/16**	$—	$5,592	$5,592

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

Notes to Financial Statements (Continued)

October 31, 2016

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

Nationwide Fund, Large Cap Core Equity and Small Cap Core are subject to equity price risk in the normal course of pursuing their objective(s). Nationwide Fund, Large Cap Core Equity and Small Cap Core entered into financial futures contracts (“futures contracts”) for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Notes to Financial Statements (Continued)

October 31, 2016

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2016

Nationwide Fund

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(92,852)
Total		$(92,852)

Large Cap Core Equity

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(25,640)
Total		$(25,640)

Small Cap Core

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(44,974)
Total		$(44,974)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

Nationwide Fund

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,198,468
Total	$1,198,468

Large Cap Core Equity

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$167,112
Total	$167,112

Notes to Financial Statements (Continued)

October 31, 2016

Small Cap Core

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$60,975
Total	$60,975

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2016

Nationwide Fund

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,110,795)
Total	$(1,110,795)

Large Cap Core Equity

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(169,747)
Total	$(169,747)

Small Cap Core

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(172,997)
Total	$(172,997)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2016:

Nationwide Fund

Futures Contracts:
Average Notional Balance Long	$13,150,492

Large Cap Core Equity

Futures Contracts:
Average Notional Balance Long	$1,483,698

Small Cap Core

Futures Contracts:
Average Notional Balance Long	$3,038,194

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At

Notes to Financial Statements (Continued)

October 31, 2016

October 31, 2016, Nationwide Fund, Large Cap Core Equity and Small Cap Core have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended October 31, 2016, Cognitive Value, Nationwide Fund, Mid Cap Growth, Small Cap Growth, Small Cap Core, Small Company Growth, U.S. Small Cap Value and Equity Income entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2016, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Cognitive Value	$882,757
Mid Cap Growth	12,644,699
Small Cap Core	5,432,855
Small Company Growth	6,542,276
U.S. Small Cap Value	6,447,994
Equity Income	46,771,465

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

Notes to Financial Statements (Continued)

October 31, 2016

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2016, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(e)	Joint Repurchase Agreement

During the year ended October 31, 2016, Cognitive Value, Nationwide Fund, Mid Cap Growth, Small Cap Growth, Small Cap Core, Small Company Growth, U.S. Small Cap Value and Equity Income, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2016, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $251,902,239, collateralized by U.S. Treasury Notes, ranging from 2.25% — 3.50%, maturing 11/30/17 — 05/15/24; total market value $256,938,007.

At October 31, 2016, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Cognitive Value	BNP Paribas Securities Corp.	$846,887	$—	$846,887	$(846,887)	$—
Mid Cap Growth	BNP Paribas Securities Corp.	12,130,900	—	12,130,900	(12,130,900)	—
Small Cap Core	BNP Paribas Securities Corp.	5,212,099	—	5,212,099	(5,212,099)	—
Small Company Growth	BNP Paribas Securities Corp.	6,276,440	—	6,276,440	(6,276,440)	—
U.S. Small Cap Value	BNP Paribas Securities Corp.	6,185,989	—	6,185,989	(6,185,989)	—
Equity Income	BNP Paribas Securities Corp.	44,870,974	—	44,870,974	(44,870,974)	—

Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

October 31, 2016

*	At October 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2016, Nationwide Fund did not hold any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investments transaction in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to expiration of capital loss carryforwards, investments in partnerships, investments in real estate investment trusts, net operating loss, net operating loss netting to short-term gains, non-REIT return of capital dividends, non-taxable dividends, paydown reclass, and redesignation of distributions. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Notes to Financial Statements (Continued)

October 31, 2016

Reclassifications for the year ended October 31, 2016 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Cognitive Value	$—	$(121,104)	$121,104
Technology and Science	—	37,623	(37,623)
Diverse Managers	(7,178)	54,315	(47,137)
Nationwide Fund	—	295,588	(295,588)
Mid Cap Growth	(6,278,369)	6,552,553	(274,184)
Small Cap Growth	(1,632,330)	1,615,880	16,450
Growth	—	(34,926)	34,926
Large Cap Core Equity	—	21,371	(21,371)
Small Cap Core	—	(28,950)	28,950
Small Company Growth	—	1,154,096	(1,154,096)
U.S. Small Cap Value	—	(48,675)	48,675
Equity Income	(1,610,339)	(66,150)	1,676,489

Amounts designated as “—” are zero or have been rounded to zero.

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (Continued)

October 31, 2016

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2016, the subadvisers for each Fund were as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc. (“Bailard”)
Technology & Science	Bailard
Diverse Managers	Ariel Investments, LLC
Garcia Hamilton & Associates, L.P.
Herndon Capital Management, LLC (“Herndon”)
Strategic Global Advisors, LLC
Nationwide Fund	HighMark Capital Management, Inc. (“HighMark”)
Mid Cap Growth	Henderson Geneva Capital Management Ltd. (“Henderson Geneva”)
Small Cap Growth	Henderson Geneva
Growth	Boston Advisors, LLC
Large Cap Core Equity	HighMark
Small Cap Core	HighMark
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Equity Income	Ziegler Capital Management, LLC

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2016, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	$500 million and more	0.70%
Technology & Science	Up to $500 million	0.75%
	$500 million up to $1 billion	0.70%
	$1 billion and more	0.65%
Diverse Managers	Up to $300 million	0.60%
	$350 million up to $450 million	0.58%
	$450 million up to $1 billion	0.56%
	$1 billion and more	0.52%

Notes to Financial Statements (Continued)

October 31, 2016

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million and more	0.65%
Small Cap Growth	Up to $250 million	0.84%
	$250 million up to $500 million	0.79%
	$500 million and more	0.74%
Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Large Cap Core Equity	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Small Cap Core(a)	Up to $500 million	0.89%
	$500 million and more	0.84%
Small Company Growth	Up to $500 million	0.84%
	$500 million and more	0.79%
U.S. Small Cap Value(a)	Up to $500 million	0.89%
	$500 million and more	0.84%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	$500 million and more	0.45%
(a)	For the period from May 1, 2016 through October 31, 2016.

Prior to May 1, 2016, under the terms of the Investment Advisory Agreement, Small Cap Core and U.S. Small Cap Value paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Small Cap Core	Up to $500 million	0.90%
	On $500 million and more	0.85%
U.S. Small Cap Value	Up to $500 million	0.90%
	On $500 million and more	0.85%

The Trust and NFA have entered into a written contract waiving 0.045% of investment advisory fees of the Nationwide Fund until February 28, 2017. During the year ended October 31, 2016, the waiver of such investment advisory fees by NFA amounted to $400,117, for which NFA shall not be entitled to later seek recoupment.

Notes to Financial Statements (Continued)

October 31, 2016

For the year ended October 31, 2016, the effective advisory fee rates before and after contractual advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Cognitive Value	0.75%	N/A	0.75%
Technology & Science	0.75	N/A	0.75
Diverse Managers	0.60	N/A	0.00
Nationwide Fund	0.58	0.54%	0.53
Mid Cap Growth	0.69	N/A	0.69
Small Cap Growth	0.82	N/A	0.82
Growth	0.60	N/A	0.38
Large Cap Core Equity	0.60	N/A	0.53
Small Cap Core	0.90	N/A	0.90
Small Company Growth	0.84	N/A	0.82
U.S. Small Cap Value	0.89	N/A	0.89
Equity Income	0.50	N/A	0.50

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until March 31, 2017.

Fund	Classes	Amount (annual rate)
Cognitive Value	All Classes	1.07	%(a)
Technology & Science	All Classes	1.05	(a)
Diverse Managers	All Classes	0.84
Mid Cap Growth	All Classes	0.98	(a)
Small Cap Growth	All Classes	1.22	(a)
Growth	All Classes	0.65
Small Cap Core	All Classes	1.22	(a)
Small Company Growth	All Classes	0.94
U.S. Small Cap Value	All Classes	1.09
Equity Income	All Classes	0.75	(a)
(a)	For the period April 1, 2016 through October 31, 2016. Pursuant to an amendment to the Expense Limitation Agreement, the Fund’s class specific expense limitation was replaced with a Fund expense limitation effective April 1, 2016 through March 31, 2017.

Notes to Financial Statements (Continued)

October 31, 2016

The Trust and NFA have entered into a written Expense Limitation Agreement that limit Nationwide Fund’s and Large Cap Core Equity’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Funds business) from exceeding the amounts listed in the table below.

Fund	Class A	Class C	Class R	Institutional Service Class	Institutional Class
Nationwide Fund(a)	0.96%	N/A	N/A	N/A	N/A
Large Cap Core Equity(b)	1.22	1.82%	N/A	0.97%	0.82%
(a)	Effective until October 12, 2017.

(b)	Effective until March 31, 2017.

Prior to April 1, 2016, the Trust and NFA had a written Expense Limitation Agreement that limited the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts:

Fund	Class A	Class C	Class M	Institutional Service Class	Institutional Class
Cognitive Value	1.47%	2.07%	1.07%	1.22%	1.07%
Technology & Science	1.45	2.05	1.05	1.20	1.05
Mid Cap Growth	1.38	1.98	N/A	1.13	0.98
Small Cap Growth	1.62	2.22	N/A	1.37	1.22
Small Cap Core	1.62	2.22	N/A	1.37	1.22
Equity Income	1.15	1.75	N/A	0.90	0.75

N/A — Not Applicable.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Funds are:

Fund	Fiscal Year 2014 Amount		Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
Cognitive Value(a)	$—		$—	$—	$—
Technology & Science(a)	—		—	—	—
Diverse Managers	107,574	(b)	156,070	151,952	415,596
Nationwide Fund	N/A		—	46,456	46,456
Mid Cap Growth(a)	—		—	—	—
Small Cap Growth(a)	—		—	—	—
Growth	484,482		449,982	450,251	1,384,715
Large Cap Core Equity	145,175	(c)	4,507	55,533	205,215
Small Cap Core(a)	—		—	—	—
Small Company Growth	153,973		97,176	44,847	295,996
U.S. Small Cap Value	54,458		6,569	—	61,027
Equity Income(a)	—		—	—	—

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

(b)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(c)	For the periods from November 1, 2013 through July 31, 2014 and August 1, 2014 through October 31, 2014, the cumulative potential reimbursements amounted to $75,602 and $69,573, respectively.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2016, Small Cap Growth, Small Cap Core and U.S. Small Cap Value reimbursed NFA in the amount of $8,911, $380 and $34,464, respectively.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2016, NFM earned $1,876,876 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders.

Notes to Financial Statements (Continued)

October 31, 2016

Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2016, the Funds’ aggregate portion of such costs amounted to $15,759.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)
Cognitive Value	0.25%	1.00%	N/A
Technology & Science	0.25	1.00	N/A
Diverse Managers	N/A	N/A	N/A
Nationwide Fund	0.25	1.00	0.50%
Mid Cap Growth	0.25	1.00	N/A
Small Cap Growth	0.25	1.00	N/A
Growth	0.25	1.00	0.50
Large Cap Core Equity	0.25	1.00	N/A
Small Cap Core	0.25	1.00	N/A
Small Company Growth	0.25	N/A	N/A
U.S. Small Cap Value	0.25	1.00	N/A
Equity Income	0.25	1.00	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.

(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2016, the Funds imposed front-end sales charges of $889,371. From these fees, NFD retained a portion amounting to $121,830.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2016, the Funds imposed CDSCs of $4,307. NFD retained all of the CDSCs imposed by the Funds.

Notes to Financial Statements (Continued)

October 31, 2016

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2016, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Cognitive Value	0.08%	0.09%	N/A	0.11%
Technology & Science	0.08	0.10	N/A	0.11
Diverse Managers	N/A	N/A	N/A	—
Nationwide Fund	0.08	0.08	0.25%	0.07
Mid Cap Growth	0.12	0.10	N/A	0.15
Small Cap Growth	0.13	0.08	N/A	0.10
Growth	0.07	0.11	—	0.21
Large Cape Core Equity	0.13	0.06	N/A	0.07
Small Cap Core	0.11	0.12	N/A	0.08
Small Company Growth	0.14	N/A	N/A	0.25
U.S. Small Cap Value	0.10	0.11	N/A	0.25
Equity Income	0.09	0.08	N/A	0.11

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended October 31, 2016, each Fund’s total administrative services fees were as follows:

Fund	Amount
Cognitive Value	$1,422
Technology & Science	4,240
Diverse Managers	336
Nationwide Fund	670,628
Mid Cap Growth	1,288,813
Small Cap Growth	342,432
Growth	66,991
Large Cap Core Equity	44,703
Small Cap Core	71,571
Small Company Growth	440,444
U.S. Small Cap Value	342,319
Equity Income	35,339

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.01%
Technology & Science	—
Diverse Managers	98.80
Nationwide Fund	37.36
Mid Cap Growth	—
Small Cap Growth	0.06
Growth	7.34
Large Cap Core Equity	—
Small Cap Core	—
Small Company Growth	93.17
U.S. Small Cap Value	75.98
Equity Income	94.67

Amounts designated as “—” are zero or have been rounded to zero.

4. Line	of Credit

Effective July 14, 2016, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended October 31, 2016, the Funds had no borrowings under the line of credit.

Notes to Financial Statements (Continued)

October 31, 2016

5.  Investment Transactions

For the year ended October 31, 2016, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Cognitive Value	$78,160,366	$80,040,415
Technology & Science	29,022,096	34,456,660
Diverse Managers	10,008,464	9,648,908
Nationwide Fund	569,187,235	624,462,593
Mid Cap Growth	299,177,223	341,836,472
Small Cap Growth	219,384,691	52,477,257
Growth	201,747,916	226,165,451
Large Cap Core Equity	46,904,844	61,355,303
Small Cap Core	94,475,199	112,430,172
Small Company Growth	24,827,367	46,339,931
U.S. Small Cap Value	49,341,123	40,853,194
Equity Income	511,429,271	298,407,404
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2016, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Diverse Managers	$282,445	$960,515

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Notes to Financial Statements (Continued)

October 31, 2016

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Other

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	60.02%	1
Technology & Science	60.96	1
Diverse Managers	96.45	1	(a)
Nationwide Fund	32.08	2	(a)
Mid Cap Growth	45.40	3
Small Cap Growth	49.10	3
Growth	—	—
Large Cap Core Equity	60.25	2
Small Cap Core	50.91	2
Small Company Growth	89.96	3	(a)
U.S. Small Cap Value	68.95	2	(a)
Equity Income	42.08	3	(a)

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Each such account is the account of an affiliated fund.

Notes to Financial Statements (Continued)

October 31, 2016

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2016, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
Technology & Science	—
Diverse Managers	1,684
Nationwide Fund	204,141
Mid Cap Growth	12,373
Small Cap Growth	17,422
Growth	—
Large Cap Core Equity	13,671
Small Cap Core	34,040
Small Company Growth	12,219
U.S. Small Cap Value	—
Equity Income	68,895

Amounts designated as “—” are zero or have been rounded to zero.

11.  In-Kind Subscription

Under certain circumstances, and when considered to be in the best interest of a fund, a fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended October 31, 2015, Small Company Growth accepted an affiliated in-kind subscription in an amount equal to $167,271,440.

12.  Merger

At close of business on October 9, 2015, Nationwide Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide HighMark Value Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 10, 2015. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 4,816,605 shares of the Acquiring Fund, valued at $103,964,495, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $98,308,418 and identified cost of $94,247,678 at October 9, 2015, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $854,000,295. The net assets of the Acquiring Fund immediately following the acquisition were $957,964,790. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class C, and Institutional Service Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund. Shareholders of Institutional Class shares of the Target Fund received a number of shares proportional to their ownership of Institutional Service Class of the Acquiring Fund.

Notes to Financial Statements (Continued)

October 31, 2016

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide HighMark Value Fund				$4,060,740
Class A	5,387,399	$67,107,918	$12.4565
Class C	237,231	2,797,805	11.7936
Institutional Service Class	2,713,901	34,017,486	12.5345
Institutional Class	3,294	41,286	12.5331
Acquiring Fund
Nationwide Fund				$71,677,188
Class A	3,466,579	$75,314,835	$21.7260
Class C	100,881	2,057,810	20.3983
Class R	2,575	54,857	21.3073
Institutional Service Class	36,267,432	776,572,793	21.4124
After Reorganization
Nationwide Fund				$75,737,928
Class A	6,555,419	$142,422,753	$21.7260
Class C	238,041	4,855,615	20.3983
Class R	2,575	54,857	21.3073
Institutional Service Class	37,858,037	810,631,565	21.4124

The following pro forma information for the year ended October 31, 2015 is provided as though the reorganization had been completed on November 1, 2014, the beginning of the annual reporting period for the Fund:

●	Net investment income $13,503,271;
●	Net gain on investments $79,906,592;
●	Net change in unrealized appreciation/(depreciation) $(56,556,825); and
●	Net increase in net assets resulting from operations $36,853,038.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since October 9, 2015.

At close of business on October 9, 2015, Nationwide HighMark Large Cap Core Equity Fund (“Acquiring Fund”) acquired all of the net assets of Nationwide HighMark Large Cap Growth Fund (“Target Fund”), each a series of the Trust, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 10, 2015. The reorganization of the Target Fund was not required to be approved by the shareholders of the Target Fund. The purpose of the reorganization was to combine funds managed by NFA that had comparable objectives and investment strategies. The reorganization was accomplished by a tax free exchange of 2,321,147 shares of the Acquiring Fund, valued at $30,358,213, for the assets of the Target Fund. The investment portfolio of the Target Fund, with a fair value of $26,801,751 and identified cost of $24,770,326 at October 9, 2015, was the principal asset acquired by the Acquiring Fund. The net assets of the Acquiring Fund immediately before the acquisition were $56,559,803. The net assets of the Acquiring Fund immediately following the acquisition were $86,918,016. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at the then current fair values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Acquiring Fund’s realized and

Notes to Financial Statements (Continued)

October 31, 2016

unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shareholders of Class A, Class C, Institutional Service Class, and Institutional Class shares of the Target Fund received a number of shares proportional to their ownership of the corresponding class of the Acquiring Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization.

Fund/Class	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Nationwide HighMark Large Cap Growth Fund				$2,031,425
Class A	2,544,039	$15,089,270	$5.9312
Class C	481,505	2,185,100	4.5381
Institutional Service Class	2,054,309	12,815,155	6.2382
Institutional Class	43,140	268,688	6.2283
Acquiring Fund
Nationwide HighMark Large Cap Core Equity Fund				$8,437,473
Class A	809,799	$10,606,851	$13.0981
Class C	91,274	1,154,720	12.6512
Institutional Service Class	3,407,698	44,746,769	13.1311
Institutional Class	3,921	51,463	13.1257
After Reorganization
Nationwide HighMark Large Cap Core Equity Fund				$10,468,898
Class A	1,961,814	$25,696,121	$13.0981
Class C	263,994	3,339,820	12.6512
Institutional Service Class	4,383,640	57,561,924	13.1311
Institutional Class	24,391	320,151	13.1257

The following pro forma information for the year ended October 31, 2015 is provided as though the reorganization had been completed on November 1, 2014, the beginning of the annual reporting period for the Fund:

●	Net investment income $626,824;
●	Net gain on investments $16,943,471;
●	Net change in unrealized appreciation/(depreciation) $(9,199,209); and
●	Net increase in net assets resulting from operations $8,371,086.

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since October 9, 2015.

Notes to Financial Statements (Continued)

October 31, 2016

13.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$785,708	$—	$785,708	$—	$785,708
Technology and Science	419,342	8,042,966	8,462,308	—	8,462,308
Diverse Managers	246,302	—	246,302	—	246,302
Nationwide Fund	11,112,790	23,885,157	34,997,947	—	34,997,947
Mid Cap Growth	—	122,099,459	122,099,459	—	122,099,459
Small Cap Growth	—	14,178,123	14,178,123	—	14,178,123
Growth	1,249,803	9,500,252	10,750,055	—	10,750,055
Large Cap Core Equity	741,811	5,709,577	6,451,388	—	6,451,388
Small Cap Core	420,213	4,071,791	4,492,004	156,969	4,648,973
Small Company Growth	247,676	4,152,984	4,400,660	—	4,400,660
U.S. Small Cap Value	1,550,272	11,334,884	12,885,156	—	12,885,156
Equity Income	16,919,492	7,765,473	24,684,965	—	24,684,965

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$8,257,118	$2,601,460	$10,858,578	$—	$10,858,578
Technology & Science	322,177	9,301,072	9,623,249	—	9,623,249
Diverse Managers	301,991	—	301,991	—	301,991
Nationwide Fund	12,120,544	—	12,120,544	—	12,120,544
Mid Cap Growth	—	179,755,323	179,755,323	—	179,755,323
Small Cap Growth	—	8,843,482	8,843,482	—	8,843,482
Growth	18,383,724	21,604,282	39,988,006	—	39,988,006
Large Cap Core Equity	1,391,037	1,631,061	3,022,098	—	3,022,098
Small Cap Core	—	—	—	—	—
Small Company Growth	2,219,140	4,732,320	6,951,460	—	6,951,460
U.S. Small Cap Value	832,248	18,216,756	19,049,004	—	19,049,004
Equity Income	13,847,697	2,394,639	16,242,336	—	16,242,336

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Cognitive Value	$240,253	$—	$240,253	$—	$(1,389,638)	$8,860,760	$7,711,375
Technology and Science	185,212	7,513,247	7,698,459	—	—	49,068,397	56,766,856
Diverse Managers	40,413	—	40,413	—	(898,243)	59,783	(798,047)
Nationwide Fund	4,676,219	28,960,812	33,637,031	—	—	85,765,953	119,402,984
Mid Cap Growth	—	79,597,141	79,597,141	—	(3,228,531)	154,052,706	230,421,316
Small Cap Growth	—	710,875	710,875	—	(2,348,649)	32,048,368	30,410,594
Growth	203,433	9,338,137	9,541,570	—	—	17,397,568	26,939,138
Large Cap Core Equity	530,726	5,237,491	5,768,217	—	—	7,714,167	13,482,384
Small Cap Core	—	—	—	—	(3,062,351)	9,876,108	6,813,757
Small Company Growth	2,434,342	3,613,636	6,047,978	—	—	1,126,110	7,174,088
U.S. Small Cap Value	1,120,547	5,961,751	7,082,298	—	—	12,784,442	19,866,740
Equity Income	2,191,494	—	2,191,494	—	(14,009,442)	40,355,125	28,537,177

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$75,581,691	$11,511,382	$(2,650,622)	$8,860,760
Technology and Science	57,981,677	49,997,484	(929,087)	49,068,397
Diverse Managers	15,996,242	1,071,837	(1,010,976)	60,861
Nationwide Fund	829,135,667	109,482,977	(23,711,193)	85,771,784
Mid Cap Growth	823,752,149	192,188,078	(38,135,372)	154,052,706
Small Cap Growth	398,398,265	56,563,528	(24,515,160)	32,048,368
Growth	173,563,898	23,898,735	(6,501,167)	17,397,568
Large Cap Core Equity	64,147,212	7,713,755	—	7,713,755
Small Cap Core	127,196,038	17,713,261	(7,837,153)	9,876,108
Small Company Growth	177,889,268	16,287,308	(15,161,198)	1,126,110
U.S. Small Cap Value	153,448,092	32,783,737	(19,999,295)	12,784,442
Equity Income	732,994,618	58,066,812	(17,711,687)	40,355,125

Amount designated as “—” is zero or has rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Cognitive Value	$1,389,638	Unlimited
Diverse Managers	898,243	Unlimited
Small Cap Core	1,809,980	Unlimited
Small Cap Core*	1,252,371	2017
Equity Income	13,754,979	Unlimited
Equity Income	254,463	2017
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2016, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Equity Income	$—	$1,610,339

Amount designated as “—” is zero or has rounded to zero.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016, that in accordance with federal income tax regulations Mid Cap Growth and Small Cap Growth have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2016, the Mid Cap Growth and Small Cap Growth elected to defer late year losses in the amounts of $3,228,531 and 2,348,649, respectively.

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Diverse Managers Fund, Nationwide Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund, and Nationwide Ziegler Equity Income Fund (twelve series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, and Nationwide Ziegler Equity Income Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those financial highlights.

As discussed in Note 1 to the financial statements, on September 14, 2016, the Board of Trustees approved a proposal to liquidate the Nationwide Diverse Managers Fund (hereafter referred to as the “Fund”). The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about February 10, 2017.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

Supplemental Information

October 31, 2016 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Cognitive Value	100.00%
Technology & Science	100.00
Diverse Managers	45.75
Nationwide Fund	100.00
Growth	100.00
Large Cap Core Equity	100.00
Small Company Growth	92.07
U.S. Small Cap Value	100.00
Equity Income	88.54

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Technology & Science	$8,042,966
Nationwide Fund	23,885,157
Mid Cap Growth	122,099,459
Small Cap Growth	14,178,123
Growth	9,500,252
Large Cap Core Equity	5,709,577
Small Cap Core	4,071,791
Small Company Growth	4,152,984
U.S. Small Cap Value	11,334,884
Equity Income	7,765,473

Management Information

October 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Management Information (Continued)

October 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-CEQ 12/16

Annual Report

October 31, 2016

Nationwide Mutual Funds

Alternative Allocation Fund

Nationwide Portfolio Completion Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

2

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

3

Fund Commentary	Nationwide Portfolio Completion Fund

For the annual period ended October 31, 2016, the Nationwide Portfolio Completion Fund (Institutional Class) returned 4.34% versus 4.25% for its blended benchmark, 50% Bloomberg Barclays Global Aggregate Bond Index and 50% MSCI ACWI. For broader comparison, the median return for the Fund’s closest Lipper peer category of Flexible Portfolio Funds (consisting of 601 funds as of October 31, 2016) was 2.75% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the one-year period ended October 31, 2016, international bonds and U.S. high-yield bonds were the strongest drivers of returns, contributing approximately 1.24% and 1.13%, respectively, to the Fund’s returns over the year.

Over the past year, macroeconomic concerns have driven global yields lower as many investors flocked to safer asset classes. At the beginning of the reporting period, German 10-year government bonds yielded approximately 0.52%. By the end of March 2016, this yield had fallen to 0.16% and at period end was 0.08%. Consequently, these falling yields over the period drove positive performance within the Fund’s international bond portfolio. Additionally, U.S. corporations continued to show strength relative to their international peers, driving returns for U.S. high-yield bonds in the Fund.

While all the Fund’s sleeves had positive performance over the past year, commodities and global real estate were the least-significant drivers of returns, contributing approximately 0.04% and 0.14%, respectively, to the Fund’s returns over the year.

Weak performance of commodities continued to be a major investment trend over the past year. Crude oil began the period at approximately $46/barrel, having fallen from its 2014 high of $107/barrel. By mid-February 2016, crude oil reached its low of approximately $30/barrel on lower global demand, the inability of OPEC to coordinate production and continued competition from U.S. fracking producers. By the end of the period, crude oil had largely made up ground lost through the year, ending October 2016 at $47/barrel. Within global real estate, U.K. real estate investment trusts (REITs) were the primary driver of lower performance, as the unexpected “yes” vote on the referendum on membership in the European Union surprised markets and depressed expectations of continued growth in rental demand in London for both residential and commercial markets.

We believe that the utilization of derivatives can often provide more operational simplicity, lower transaction costs and greater liquidity. The Fund invested in total return swaps, credit default swaps and commodity linked notes to achieve exposure to emerging market equity, credit and commodities, respectively, during the reporting period. The use of derivatives helped the Fund achieve its investment objectives by replicating index exposure.

We also utilize derivatives to seek to maintain tracking error to the benchmark that is within our targeted range. Over the reporting period, the excess returns of the Fund fell within our estimates of tracking error.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Gary Chropuvka, CFA and Amna Qaiser, CFA

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve performance that may have a low correlation to the performance of more-traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes. Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities) and real estate investment trusts (REITs) (which include possible declines in the value of real estate and the relative lack of liquidity associated with investments in real estate).

4

Fund Commentary (con’t.)	Nationwide Portfolio Completion Fund

The Fund also invests in derivatives (many of which create investment leverage and are highly volatile). Substantially all of the Fund’s exposure to commodities will be through investing in commodity-linked notes, which are derivatives. Investing in commodities and commodity-linked investments may expose the Fund to increased volatility and decreased liquidity. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Portfolio Completion Fund

Asset Allocation†

Short-term Investment	79.0%
Common Stocks	10.5%
Structured Notes	6.0%
Credit Default Swaps††	0.0%
Total Return Swap††	0.0%
Futures Contracts	(0.4)%
Other assets in excess of liabilities	4.9%
100.0%

Top Industries†††

Equity Real Estate Investment Trusts (REITs)	9.9%
Real Estate Management & Development	1.1%
Other Industries	89.0%
100.0%

Top Holdings†††

JPMorgan U.S. Government Money Market Fund — Institutional Shares	82.7%
JPMorgan Chase Bank NA Commodity Note (indexed to the Bloomberg Roll Select Commodity Return Index)	3.1%
UBS AG Commodity Note (indexed to the Bloomberg Roll Select Commodity Return Index)	1.8%
UBS AG Commodity Note (indexed to the Bloomberg Roll Select Commodity Return Index)	1.4%
Simon Property Group, Inc.	0.7%
Public Storage	0.4%
Prologis, Inc.	0.3%
Welltower, Inc.	0.3%
Ventas, Inc.	0.3%
Unibail-Rodamco SE	0.3%
Other Holdings	8.7%
100.0%

Objective

The Fund seeks to provide total return.

•	Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Class) returned 4.34%, outperforming its blended benchmark by 0.09% and the Lipper peer category median by 1.59%

•	International bonds and U.S. high-yield bonds were the strongest drivers of returns, contributing approximately 1.24% and 1.13%, respectively, to the Fund’s returns

•	While all the Fund’s sleeves had positive performance, commodities and global real estate were the least-significant drivers of returns, contributing approximately 0.04% and 0.14%, respectively

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

6

Fund Performance	Nationwide Portfolio Completion Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	4.14%	0.31%	(0.12)%	[2]
	w/SC3	1.81%	(0.46)%	(0.93)%	[2]
Class C	w/o SC1	3.32%	(0.41)%	(0.83)%	[2]
	w/SC4	2.32%	N/A	N/A
Institutional Service Class[5]		4.23%	0.57%	0.16%	[2]
Institutional Class[5]		4.34%	0.66%	0.19%	[2]
Blended Index		4.25%	4.84%	4.42%
Bloomberg Barclays Global Aggregate Bond Index		5.59%	0.90%	0.90%
MSCI All Country World IndexSM		2.05%	8.03%	6.14%
CPI		1.64%	1.32%	1.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of July 25, 2011.

[3]	Effective October 29, 2013, a 2.25% front-end sales charge was deducted. Prior to October 29, 2013, a 4.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.89%	0.85%
Class C	1.58%	1.54%
Institutional Service Class	0.67%	0.63%
Institutional Class	0.52%	0.48%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through March 31, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Portfolio Completion Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Portfolio Completion Fund from inception through 10/31/16 versus the Bloomberg Barclays Global Aggregate Bond Index, the MSCI All Country World IndexSM (MSCI ACWI), the Blended Index* and the Consumer Price Index (CPI) from 8/1/11 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to its respective weighting. The Blended Index comprises 50% Bloomberg Barclays Global Aggregate Bond Index and 50% MSCI ACWI.

8

Shareholder Expense Example	Nationwide Portfolio Completion Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Portfolio Completion Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,024.70	3.51	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.67	3.51	0.69
Class C Shares	Actual	(a)	1,000.00	1,020.80	7.31	1.44
	Hypothetical	(a)(b)	1,000.00	1,017.90	7.30	1.44
Institutional Service	Actual	(a)	1,000.00	1,025.60	2.85	0.56
Class Shares	Hypothetical	(a)(b)	1,000.00	1,022.32	2.85	0.56
Institutional Class Shares	Actual	(a)	1,000.00	1,026.70	2.04	0.40
	Hypothetical	(a)(b)	1,000.00	1,023.13	2.03	0.40

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2016

Nationwide Portfolio Completion Fund

Common Stocks 10.5%

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) 9.4%
Acadia Realty Trust	7,172	$241,625
Activia Properties, Inc.	48	232,916
AEON REIT Investment Corp.	93	112,791
Alexandria Real Estate Equities, Inc.	6,932	747,339
American Campus Communities, Inc.	11,000	573,210
American Homes 4 Rent, Class A	15,219	321,273
Apartment Investment & Management Co., Class A	15,102	665,545
Apple Hospitality REIT, Inc.	11,851	213,674
Argosy Property Ltd.	26,897	20,196
Artis Real Estate Investment Trust	13,200	115,339
Ascendas Real Estate Investment Trust	205,500	350,202
Ashford Hospitality Prime, Inc.	2,722	35,277
Ashford Hospitality Trust, Inc.	10,150	58,971
AvalonBay Communities, Inc.	11,856	2,029,510
Befimmo SA	1,890	110,153
Beni Stabili SpA SIIQ *	103,995	60,636
Big Yellow Group plc	11,274	95,383
Boardwalk Real Estate Investment Trust	2,400	88,070
Boston Properties, Inc.	13,325	1,605,396
Brandywine Realty Trust	19,284	298,902
British Land Co. plc (The)	95,685	685,047
Brixmor Property Group, Inc.	23,461	596,379
BWP Trust	35,680	80,471
Camden Property Trust	7,310	595,326
Canadian Apartment Properties REIT	6,100	133,342
Canadian Real Estate Investment Trust	1,400	48,201
CapitaLand Commercial Trust	208,500	235,944
CapitaLand Mall Trust	196,200	292,366
Care Capital Properties, Inc.	6,950	184,661
CBL & Associates Properties, Inc.	17,238	184,447
Cedar Realty Trust, Inc.	7,536	51,019
Champion REIT	80,000	45,444
Charter Hall Retail REIT	18,240	57,439
Cofinimmo SA	1,103	129,137
Colony Starwood Homes	4,269	123,844
Columbia Property Trust, Inc.	8,505	179,285
Corporate Office Properties Trust	8,160	217,790
Cousins Properties, Inc.	28,798	223,760
Crombie Real Estate Investment Trust	4,300	43,375
CubeSmart	15,991	416,885
Daiwa Office Investment Corp.	29	163,808
DCT Industrial Trust, Inc.	8,303	388,165
DDR Corp.	30,134	460,749
Derwent London plc	11,713	346,391
Dexus Property Group	85,430	580,338
DiamondRock Hospitality Co.	18,900	172,935
Digital Realty Trust, Inc.	12,757	1,191,887
Douglas Emmett, Inc.	12,793	466,944
Dream Office Real Estate Investment Trust	5,400	67,274
Duke Realty Corp.	32,174	841,350
DuPont Fabros Technology, Inc.	6,499	265,224
Easterly Government Properties, Inc.	539	10,225

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
EastGroup Properties, Inc.	2,788	$189,333
Education Realty Trust, Inc.	5,890	250,855
Equity Commonwealth*	10,395	314,033
Equity LifeStyle Properties, Inc.	6,523	494,704
Equity One, Inc.	6,624	188,784
Equity Residential	31,826	1,965,255
Essex Property Trust, Inc.	5,647	1,208,966
Eurocommercial Properties NV CVA-NL	3,917	166,649
Extra Space Storage, Inc.	10,870	795,140
Federal Realty Investment Trust	5,653	820,985
FelCor Lodging Trust, Inc.	12,067	77,108
First Industrial Realty Trust, Inc.	11,345	299,621
First Potomac Realty Trust	6,654	59,354
Fonciere Des Regions	4,743	414,518
Forest City Realty Trust, Inc., Class A	19,663	424,524
Franklin Street Properties Corp.	8,097	93,682
Frontier Real Estate Investment Corp.	34	159,923
Fukuoka REIT Corp.	57	98,929
Gecina SA	3,441	501,702
General Growth Properties, Inc.	52,839	1,318,333
Global One Real Estate Investment Corp.	12	45,305
Goodman Group	146,519	755,236
Goodman Property Trust	65,449	58,245
GPT Group (The)	161,850	572,201
Great Portland Estates plc	39,534	286,855
Growthpoint Properties Ltd.	225,045	419,653
H&R Real Estate Investment Trust	9,780	166,318
Hammerson plc	60,549	407,345
HCP, Inc.	42,607	1,459,290
Healthcare Realty Trust, Inc.	8,543	272,436
Hersha Hospitality Trust	4,082	72,741
Highwoods Properties, Inc.	8,114	402,698
Hoshino Resorts REIT, Inc.	14	82,081
Hospitality Properties Trust	16,021	438,335
Host Hotels & Resorts, Inc.	66,384	1,027,624
Hudson Pacific Properties, Inc.	9,255	311,153
Hulic Reit, Inc.	71	124,255
Hyprop Investments Ltd.	22,048	195,631
Ichigo Hotel REIT Investment Corp.	26	29,604
Immobiliare Grande Distribuzione SIIQ SpA	45,509	35,055
Independence Realty Trust, Inc.	3,830	31,904
Intu Properties plc	67,919	228,902
Investa Office Fund	35,109	113,083
Is Gayrimenkul Yatirim Ortakligi A/S	23,061	11,721
Japan Excellent, Inc.	103	144,094
Japan Prime Realty Investment Corp.	77	332,532
Japan Real Estate Investment Corp.	104	602,247
Japan Rental Housing Investments, Inc.	115	88,989
Japan Retail Fund Investment Corp.	218	495,949
Kenedix Office Investment Corp.	35	197,350
Kenedix Residential Investment Corp.	23	65,335
Kenedix Retail REIT Corp.	41	98,963
Keppel REIT	99,000	77,649

10

Statement of Investments (Continued)

October 31, 2016

Nationwide Portfolio Completion Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Kilroy Realty Corp.	8,484	$609,406
Kimco Realty Corp.	37,257	991,409
Kite Realty Group Trust	7,396	184,382
Kiwi Property Group Ltd.	116,519	122,180
Klepierre	19,798	809,100
Land Securities Group plc	71,296	870,567
LaSalle Hotel Properties	10,033	238,284
Liberty Property Trust	12,992	525,267
Life Storage, Inc.	3,808	307,115
Link REIT	185,000	1,316,078
LTC Properties, Inc.	2,592	129,885
Macerich Co. (The)	10,013	708,720
Mack-Cali Realty Corp.	8,425	216,354
Mapletree Logistics Trust	73,800	54,901
MCUBS MidCity Investment Corp.	23	74,790
Mercialys SA	3,435	71,157
Mid-America Apartment Communities, Inc.	6,272	581,728
Monogram Residential Trust, Inc.	13,551	142,828
Mori Hills REIT Investment Corp.	117	164,969
Mori Trust Sogo Reit, Inc.	65	104,584
National Storage Affiliates Trust	3,190	62,460
New York REIT, Inc.	9,871	92,985
NexPoint Residential Trust, Inc.	1,632	30,420
Nippon Building Fund, Inc.	122	724,954
Orix JREIT, Inc.	204	349,455
Parkway, Inc.*	3,600	64,869
Pebblebrook Hotel Trust	7,025	170,567
Pennsylvania Real Estate Investment Trust	7,682	149,876
Piedmont Office Realty Trust, Inc., Class A	8,523	174,551
Post Properties, Inc.	3,811	250,726
Precinct Properties New Zealand Ltd.	21,624	19,259
Premier Investment Corp.	73	94,099
Prologis, Inc.	46,631	2,432,273
PS Business Parks, Inc.	1,019	111,876
Public Storage	12,701	2,714,458
Ramco-Gershenson Properties Trust	7,170	124,328
Regency Centers Corp.	8,960	645,747
Retail Opportunity Investments Corp.	9,767	196,414
Rexford Industrial Realty, Inc.	6,084	128,129
RioCan Real Estate Investment Trust	13,000	252,770
RLJ Lodging Trust	11,956	235,772
SA Corporate Real Estate Fund Nominees Pty. Ltd.	165,090	67,707
Saul Centers, Inc.	1,041	62,960
Scentre Group	465,666	1,490,382
Segro plc	53,832	288,327
Senior Housing Properties Trust	22,194	472,066
Seritage Growth Properties, Class A	1,962	89,369
Shaftesbury plc	17,249	193,510
Silver Bay Realty Trust Corp.	2,275	38,106
Simon Property Group, Inc.	27,315	5,079,497
SL Green Realty Corp.	8,847	868,952
Smart Real Estate Investment Trust	4,900	122,199

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities, Inc.	4,962	$381,727
Sunstone Hotel Investors, Inc.	18,475	232,046
Suntec Real Estate Investment Trust	249,400	301,226
Tanger Factory Outlet Centers, Inc.	7,596	264,341
Taubman Centers, Inc.	5,089	368,749
Tier REIT, Inc.	3,868	57,053
Tokyu REIT, Inc.	77	101,539
UDR, Inc.	24,116	843,337
Unibail-Rodamco SE	8,937	2,121,331
United Urban Investment Corp.	261	441,356
Universal Health Realty Income Trust	2,073	121,685
Urban Edge Properties	8,518	219,850
Vastned Retail NV	1,496	57,495
Ventas, Inc.	31,689	2,146,930
Vornado Realty Trust	15,025	1,394,019
Washington Prime Group, Inc.	18,508	194,149
Washington Real Estate Investment Trust	6,044	177,814
Weingarten Realty Investors	10,889	394,291
Welltower, Inc.	32,289	2,212,765
Wereldhave NV	3,288	147,173
Westfield Corp.	169,381	1,144,657
Workspace Group plc	11,587	89,127
Xenia Hotels & Resorts, Inc.	9,511	148,467

		76,532,931

Real Estate Management & Development 1.1%
Aeon Mall Co. Ltd.	10,730	159,349
Atrium European Real Estate Ltd.	4,201	17,970
BR Malls Participacoes SA*	52,010	208,235
Buwog AG*	4,811	116,281
CA Immobilien Anlagen AG*	5,502	99,828
Capital & Counties Properties plc	68,623	241,987
CapitaLand Ltd.	258,500	573,331
Castellum AB	22,186	300,620
Central Pattana PCL	75,800	120,450
Daibiru Corp.	7,700	66,888
Fabege AB	14,188	239,627
First Capital Realty, Inc.	6,700	106,846
Gateway Lifestyle	12,449	21,899
Global Logistic Properties Ltd.	306,000	389,371
Grainger plc	26,157	70,756
Hang Lung Properties Ltd.	173,000	380,446
Heiwa Real Estate Co. Ltd.	6,100	86,803
Hongkong Land Holdings Ltd.	98,500	649,660
Hulic Co. Ltd.	33,100	315,168
Hysan Development Co. Ltd.	38,342	176,963
Immofinanz AG*	86,460	186,077
Kungsleden AB	15,988	100,810
Leopalace21 Corp.	24,400	158,644
Mitsui Fudosan Co. Ltd.	90,000	2,049,651
NTT Urban Development Corp.	11,000	101,125
PSP Swiss Property AG REG	3,004	268,794
Robinsons Land Corp.	85,500	54,655

11

Statement of Investments (Continued)

October 31, 2016

Nationwide Portfolio Completion Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)

SM Prime Holdings, Inc.	975,975	$541,937
Swiss Prime Site AG REG*	5,906	489,838
Tokyu Fudosan Holdings Corp.	52,200	294,218

		8,588,227

Total Common Stocks (cost $79,879,817)		85,121,158

Structured Notes 6.0%

	Principal Amount

JPMorgan Chase Bank NA Commodity Note (indexed to the Bloomberg Roll Select Commodity Total Return Index), three-month U.S. Dollar LIBOR-0.15% due 01/17/17 (a)(b)(c)	$17,107,000	24,030,058
UBS AG Commodity Note (indexed to the Bloomberg Roll Select Commodity Return Index), three-month U.S. Dollar LIBOR due 12/12/16 (a)(b)(c)	11,940,000	14,012,115
UBS AG Commodity Note (indexed to the Bloomberg Roll Select Commodity Return Index), three-month U.S. Dollar LIBOR due 01/09/17 (a)(b)(c)	8,038,000	10,605,903
UBS AG Commodity Note (indexed to the Bloomberg Roll Select Commodity Return Index), three-month U.S. Dollar LIBOR due 07/03/17 (a)(b)(c)	270,000	275,599

Total Structured Notes (cost $37,355,000)		48,923,675

Short-Term Investment 79.0%

	Shares

Money Market Fund 79.0%
JPMorgan U.S. Government Money Market Fund — Institutional Shares, 0.29% (d)	642,369,126	642,369,126

Total Short-term Investment (cost $642,369,126)		642,369,126

Total Investments (cost $759,603,943) (e) — 95.5%		776,413,959
Other assets in excess of liabilities — 4.5%		36,849,866

NET ASSETS — 100.0%		$813,263,825

*	Denotes a non-income producing security.
(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Security is linked to the Bloomberg Roll Select Commodity Total Return Index. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Bloomberg Roll Select Commodity Total Return Index. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $48,923,675 which represents 6.02% of net assets.

(d)	Represents 7-day effective yield as of October 31, 2016.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CVA	Dutch Certificate

LIBOR	London Interbank Offered Rate

Ltd.	Limited

NA	National Association

NL	Netherlands

NV	Public Traded Company

PCL	Public Company Limited

plc	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SIIQ	Listed Real Estate Investment Company

SpA	Limited Share Company

12

Statement of Investments (Continued)

October 31, 2016

Nationwide Portfolio Completion Fund (Continued)

At October 31, 2016, the Fund’s open swap contracts were as follows (Note 2):

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Received by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2016[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX Emerging Markets Index Series 26	1.00%	$152,460,000	2.411%	12/20/21	$(9,736,529)	$(80,491)
Markit CDX North America High Yield Index Series 27	5.00	148,950,000	4.209	12/20/21	5,545,498	429,039

					$(4,191,031)	$348,548

CDX Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Total Return Swap

Counterparty	Payments made by Fund	Payments Received by Fund	Notional Amount	Termination Date	Upfront Premium (Received)/ Paid	Unrealized Appreciation/ (Depreciation)
UBS AG	Three-month U.S. Dollar LIBOR	MSCI Emerging Markets Index	$79,002,601	07/06/17	$0	$128,718

					$0	$128,718

13

Statement of Investments (Continued)

October 31, 2016

Nationwide Portfolio Completion Fund (Continued)

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
81	Australian 10 Year Bond Future	12/15/16	$8,171,755	$(252,037)
87	Canadian 10 Year Bond Future	12/19/16	9,380,407	(134,951)
652	EURO-BUND Future	12/08/16	116,070,418	(1,736,870)
47	Japan 10 Year Bond Treasury Future	12/13/16	67,992,467	45,729
114	Long GILT Future	12/28/16	17,489,442	(835,780)

			$219,104,489	$(2,913,909)

GILT	Government Index-Linked Treasury

At October 31, 2016, the Fund has $2,919,580 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

October 31, 2016

Nationwide Portfolio Completion Fund
Assets:
Investments, at value (cost $759,603,943)	$776,413,959
Cash pledged for centrally cleared credit default swaps	34,234,322
Deposits with broker for futures contracts	2,919,580
Foreign currencies, at value (cost $429,952)	423,990
Interest and dividends receivable	281,041
Receivable for capital shares issued	55,388
Reclaims receivable	58,925
Swaps contracts, at value (Note 2)	128,718
Receivable for variation margin on futures contracts	159,659
Reimbursement from investment advisor	32,813
Prepaid expenses	32,086

Total Assets	814,740,481

Liabilities:
Payable for capital shares redeemed	966,281
Payable for variation margin on centrally cleared credit default swap contracts	142,198
Accrued expenses and other payables:
Investment advisory fees	262,535
Fund administration fees	22,992
Distribution fees	635
Administrative servicing fees	145
Accounting and transfer agent fees	4,105
Trustee fees	2,905
Deferred capital gain country tax	3,963
Custodian fees	843
Compliance program costs (Note 3)	336
Professional fees	48,955
Printing fees	11,832
Other	8,931

Total Liabilities	1,476,656

Net Assets	$813,263,825

Represented by:
Capital	$840,082,869
Accumulated undistributed net investment income	14,495,730
Accumulated net realized losses from investments, futures, foreign currency, and swap transactions	(55,653,762)
Net unrealized appreciation/(depreciation) from investments†	16,806,053
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,913,909)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(30,422)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	477,266

Net Assets	$813,263,825

†	Net of $3,963 of deferred capital gain country tax.

15

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Portfolio Completion Fund
Net Assets:
Class A Shares	$1,250,239
Class C Shares	437,034
Institutional Service Class Shares	52,032
Institutional Class Shares	811,524,520

Total	$813,263,825

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	130,892
Class C Shares	46,845
Institutional Service Class Shares	5,420
Institutional Class Shares	84,441,700

Total	84,624,857

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.55
Class C Shares (b)	$9.33
Institutional Service Class Shares	$9.60
Institutional Class Shares	$9.61
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.77

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Portfolio Completion Fund
INVESTMENT INCOME:
Dividend income	$5,324,851
Interest income	352,039
Income from securities lending (Note 2)	577
Foreign tax withholding	(124,089)

Total Income	5,553,378

EXPENSES:
Investment advisory fees	3,192,567
Fund administration fees	278,695
Distribution fees Class A	2,712
Distribution fees Class C	4,252
Administrative servicing fees Class A	240
Administrative servicing fees Class C	198
Administrative servicing fees Institutional Service Class	79
Registration and filing fees	53,726
Professional fees	84,788
Printing fees	17,660
Trustee fees	26,551
Custodian fees	8,729
Accounting and transfer agent fees	28,548
Compliance program costs (Note 3)	3,625
Other	99,749

Total expenses before earnings credit and expenses reimbursed	3,802,119

Earnings credit (Note 4)	(1,172)
Expenses reimbursed by adviser (Note 3)	(410,163)

Net Expenses	3,390,784

NET INVESTMENT INCOME	2,162,594

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions †	(21,687,431)
Net realized gains from futures transactions (Note 2)	17,646,400
Net realized gains from foreign currency transactions (Note 2)	133,215
Net realized gains from swap transactions (Note 2)	30,488,255

Net realized gains from investments, futures, foreign currency, and swap transactions	26,580,439

Net change in unrealized appreciation/(depreciation) from investments ††	18,468,061
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(6,561,022)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(32,151)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	(11,451,399)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	423,489

Net realized/unrealized gains from investments, futures, foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, and swap contracts	27,003,928

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,166,522

†	Net of capital gain country taxes of $585.
††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $2,904.

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Nationwide Portfolio Completion Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income/(loss)	$2,162,594	$(188,354)
Net realized gains/(losses) from investments, futures, foreign currency, and swap transactions	26,580,439	(59,225,402)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	423,489	9,144,872

Change in net assets resulting from operations	29,166,522	(50,268,884)

Distributions to Shareholders From:
Net investment income:
Class A	–	(53,597)
Class C	–	(6,600)
Institutional Service Class	–	(3,704)
Institutional Class	–	(17,238,888)
Net realized gains:
Class A	–	(32,772)
Class C	–	(4,590)
Institutional Service Class	–	(2,050)
Institutional Class	–	(8,788,797)

Change in net assets from shareholder distributions	–	(26,130,998)

Change in net assets from capital transactions	(166,924,417)	48,796,979

Change in net assets	(137,757,895)	(27,602,903)

Net Assets:
Beginning of year	951,021,720	978,624,623

End of year	$813,263,825	$951,021,720

Accumulated undistributed (distributions in excess of) net investment income at end of year	$14,495,730	$(15,297,690)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$281,929	$738,194
Dividends reinvested	–	85,949
Cost of shares redeemed	(85,055)	(2,838,631)

Total Class A Shares	196,874	(2,014,488)

Class C Shares
Proceeds from shares issued	38,808	77,128
Dividends reinvested	–	11,190
Cost of shares redeemed	(60,461)	(89,025)

Total Class C Shares	(21,653)	(707)

Institutional Service Class Shares
Proceeds from shares issued	4,802	11,224
Dividends reinvested	–	5,754
Cost of shares redeemed	(15,855)	(196,481)

Total Institutional Service Class Shares	(11,053)	(179,503)

18

Statements of Changes in Net Assets (Continued)

	Nationwide Portfolio Completion Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$63,075,860	$105,205,193
Dividends reinvested	–	26,027,685
Cost of shares redeemed	(230,164,445)	(80,241,201)

Total Institutional Class Shares	(167,088,585)	50,991,677

Change in net assets from capital transactions	$(166,924,417)	$48,796,979

SHARE TRANSACTIONS:
Class A Shares
Issued	30,067	76,313
Reinvested	–	9,212
Redeemed	(9,314)	(309,431)

Total Class A Shares	20,753	(223,906)

Class C Shares
Issued	4,181	8,127
Reinvested	–	1,211
Redeemed	(6,761)	(9,572)

Total Class C Shares	(2,580)	(234)

Institutional Service Class Shares
Issued	517	1,206
Reinvested	–	614
Redeemed	(1,759)	(20,835)

Total Institutional Service Class Shares	(1,242)	(19,015)

Institutional Class Shares
Issued	6,775,374	11,063,173
Reinvested	–	2,782,532
Redeemed	(25,479,944)	(8,633,112)

Total Institutional Class Shares	(18,704,570)	5,212,593

Total change in shares	(18,687,639)	4,969,438

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Portfolio Completion Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$9.17	–	0.38	0.38	–	–	–	–	$9.55	4.14%		$1,250,239	0.67%	(0.01%	)	0.72%	42.28%
Year Ended October 31, 2015	$9.93	(0.04)	(0.48)	(0.52)	(0.15)	(0.09)	(0.24)	–	$9.17	(5.34%	)	$1,010,382	0.77%	(0.41%	)	0.81%	59.91%
Year Ended October 31, 2014	$9.80	(0.01)	0.24	0.23	(0.10)	–	(0.10)	–	$9.93	2.40%		$3,316,122	0.71%	(0.05%	)	0.77%	39.72%
Year Ended October 31, 2013	$9.74	0.01	0.09	0.10	(0.04)	–	(0.04)	–	$9.80	1.07%		$1,237,486	0.71%	0.12%		0.86%	7.42%
Year Ended October 31, 2012	$9.53	0.02	0.19	0.21	–	–	–	–	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%

Class C Shares
Year Ended October 31, 2016	$9.03	(0.07)	0.37	0.30	–	–	–	–	$9.33	3.32%		$437,034	1.45%	(0.79%	)	1.50%	42.28%
Year Ended October 31, 2015	$9.82	(0.10)	(0.47)	(0.57)	(0.13)	(0.09)	(0.22)	–	$9.03	(5.89%	)	$446,312	1.47%	(1.09%	)	1.51%	59.91%
Year Ended October 31, 2014	$9.69	(0.06)	0.21	0.15	(0.02)	–	(0.02)	–	$9.82	1.59%		$487,753	1.45%	(0.57%	)	1.51%	39.72%
Year Ended October 31, 2013	$9.66	(0.05)	0.08	0.03	–	–	–	–	$9.69	0.31%		$492,813	1.40%	(0.56%	)	1.55%	7.42%
Year Ended October 31, 2012	$9.51	(0.05)	0.20	0.15	–	–	–	–	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%

Institutional Service Class Shares
Year Ended October 31, 2016	$9.21	0.01	0.38	0.39	–	–	–	–	$9.60	4.23%		$52,032	0.55%	0.11%		0.60%	42.28%
Year Ended October 31, 2015	$9.96	(0.28)	(0.21)	(0.49)	(0.17)	(0.09)	(0.26)	–	$9.21	(5.01%	)	$61,349	0.48%	(2.96%	)	0.52%	59.91%
Year Ended October 31, 2014	$9.83	0.03	0.23	0.26	(0.13)	–	(0.13)	–	$9.96	2.72%		$255,647	0.43%	0.29%		0.49%	39.72%
Year Ended October 31, 2013	$9.77	0.04	0.09	0.13	(0.07)	–	(0.07)	–	$9.83	1.38%		$82,618	0.40%	0.42%		0.54%	7.42%
Year Ended October 31, 2012	$9.53	0.05	0.20	0.25	(0.01)	–	(0.01)	–	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%

Institutional Class Shares
Year Ended October 31, 2016	$9.21	0.02	0.38	0.40	–	–	–	–	$9.61	4.34%		$811,524,520	0.40%	0.26%		0.45%	42.28%
Year Ended October 31, 2015	$9.95	–	(0.48)	(0.48)	(0.17)	(0.09)	(0.26)	–	$9.21	(4.85%	)	$949,503,677	0.40%	(0.02%	)	0.44%	59.91%
Year Ended October 31, 2014	$9.82	0.05	0.21	0.26	(0.13)	–	(0.13)	–	$9.95	2.74%		$974,565,101	0.40%	0.49%		0.46%	39.72%
Year Ended October 31, 2013	$9.77	0.04	0.09	0.13	(0.08)	–	(0.08)	–	$9.82	1.28%		$828,291,318	0.40%	0.43%		0.54%	7.42%
Year Ended October 31, 2012	$9.53	0.05	0.20	0.25	(0.01)	–	(0.01)	–	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

October 31, 2016

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Portfolio Completion Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class C, Institutional Service Class and Institutional Class shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

21

Notes to Financial Statements (Continued)

October 31, 2016

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations

22

Notes to Financial Statements (Continued)

October 31, 2016

for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interest components of the note. Commodity-linked notes are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2016. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$55,049,743	$21,483,188	$—	$76,532,931
Real Estate Management & Development	801,127	7,787,100	—	8,588,227
Total Common Stocks	$55,850,870	$29,270,288	$—	$85,121,158
Swap Contracts*	—	557,757	—	557,757
Futures Contracts	45,729	—	—	45,729
Short-term Investment	642,369,126	—	—	642,369,126
Structured Notes	—	48,923,675	—	48,923,675
Total Assets	$698,265,725	$78,751,720	$—	$777,017,445
Liabilities:
Swap Contracts*	$—	$(80,491)	$—	$(80,491)
Futures Contracts	(2,959,638)	—	—	(2,959,638)
Total Liabilities	$(2,959,638)	$(80,491)	$—	$(3,040,129)
Total	$695,306,087	$78,671,229	$—	$773,977,316

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	The total return swap contract is included in the table at value. Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund may, nevertheless, engage in foreign currency transactions. In those instances, the Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of the Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from

23

Notes to Financial Statements (Continued)

October 31, 2016

changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on the Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(d)	Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the year ended October 31, 2016. Credit default swap contracts are either privately negotiated agreements between the Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

The Fund used credit default swap contracts to create synthetic long exposure to domestic and emerging markets indices. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value” for over-the-counter (“OTC”) swaps and under “Variation margin payable/receivable on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

24

Notes to Financial Statements (Continued)

October 31, 2016

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of October 31, 2016 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swaps. The daily change in valuation of centrally cleared credit default swaps is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Total Return Swaps — The Fund entered into total return swaps to obtain exposure to a foreign market and/or foreign index without owning such securities or investing directly in that foreign market and/or foreign index. Total return swaps are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to a fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. The Fund has segregated liquid assets to cover its obligations under the total return swap contract.

The Fund entered into total return swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that

25

Notes to Financial Statements (Continued)

October 31, 2016

the Fund is contractually entitled to receive, if any. Total return swaps are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and/or foreign index. Total return swaps are generally categorized as Level 2 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts.”

(e)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its objective(s). The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s objective(s) and to obtain and/or manage exposure related to the value of interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments, and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

26

Notes to Financial Statements (Continued)

October 31, 2016

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of October 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2016

Assets:	Statement of Assets and Liabilities	Fair Value
Swap Contracts (a)
Credit risk	Swap contracts, at value	$429,039
Equity risk	Swap contracts, at value	128,718
Futures Contracts (b)
Interest rate risk	Unrealized appreciation from futures contracts	45,729
Total		$603,486
Liabilities:
Swap Contracts (a)
Credit risk	Swap contracts, at value	$(80,491)
Futures Contracts (b)
Interest rate risk	Unrealized depreciation from futures contracts	(2,959,638)
Total		$(3,040,129)
(a)	The total return swap contract is included in the table at value. Centrally cleared credit default swap contracts are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$20,760,587
Equity risk	9,727,668
Futures Contracts
Interest rate risk	17,646,400
Total	$48,134,655

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2016

Unrealized Appreciation/(Depreciation):	Total
Swap Contracts
Credit risk	$(5,340,996)
Equity risk	(6,110,403)
Futures Contracts
Interest rate risk	(6,561,022)
Total	$(18,012,421)

27

Notes to Financial Statements (Continued)

October 31, 2016

The following tables provide a summary of the Fund’s average volume of derivative instruments held during the year ended October 31, 2016:

Futures Contracts:
Average Notional Balance Long	$231,958,903
Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection	$313,635,385
Total Return Swaps:
Average Notional Balance	$81,793,585

The Fund is required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Fund’s financial position. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2016, the centrally cleared credit default swaps and the futures contract agreements do not provide for netting arrangements.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth the Fund’s net exposure by counterparty for total return swaps that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2016:

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Swap Contracts	$128,718	$—	$128,718
Total	$128,718	$—	$128,718

Amounts designated as “—” are zero.

28

Notes to Financial Statements (Continued)

October 31, 2016

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received		Net Amount of Derivative Assets
UBS AG	$128,718	$—	$	(—)	$128,718
Total	$128,718	$—	$	(—)	$128,718

Amounts designated as “—” are zero.

(f)	Securities Lending

During the year ended October 31, 2016, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total net assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

29

Notes to Financial Statements (Continued)

October 31, 2016

At October 31, 2016, the Fund did not have any portfolio securities on loan.

(g)	Joint Repurchase Agreements

During the year ended October 31, 2016, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2016, the Fund did not hold any repurchase agreements.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), the Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. The Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to the Fund.

The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

30

Notes to Financial Statements (Continued)

October 31, 2016

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to foreign currency gains or losses, investments in real estate investment trusts, and treatment of notional principle contracts. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2016 were as follows:

Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
$(980,933)	$27,630,826	$(26,649,893)

(j)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding

31

Notes to Financial Statements (Continued)

October 31, 2016

shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Goldman Sachs Asset Management, L.P., (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended October 31, 2016, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.40%
$200 million and more	0.37%

For the year ended October 31, 2016, the Fund’s effective advisory fee rate before expense reimbursements was 0.38%, and after expense reimbursements was 0.33%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.40% for all share classes until March 31, 2017.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2016, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund are:

Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
$532,535	$389,554	$410,163	$1,332,252

During the year ended October 31, 2016, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund.

32

Notes to Financial Statements (Continued)

October 31, 2016

NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2016, NFM received $278,695 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2016, the Fund’s portion of such costs amounted to $3,625.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2016, the Fund imposed front-end sales charges of $3,168. From these fees, NFD retained a portion amounting to $324.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% and Class C CDSCs are 1.00%. During the year ended October 31, 2016, the Fund imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires;

33

Notes to Financial Statements (Continued)

October 31, 2016

(iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of the Fund.

For the year ended October 31, 2016, the effective rate for administrative services fees was 0.02%, 0.05%, and 0.15% for Class A, Class C, and Institutional Service Class shares, respectively, for a total amount of $517.

As of October 31, 2016, NFA or its affiliates directly held 99.79% of the shares outstanding of the Fund.

4.  Line of Credit and Earnings Credit

Effective July 14, 2016, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended October 31, 2016, the Fund had no borrowings under the line of credit.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended October 31, 2016, the Fund had purchases of $57,897,682 and sales of $62,809,451 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

34

Notes to Financial Statements (Continued)

October 31, 2016

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps. Using swaps can involve greater risks than investing directly in the underlying securities or assets. Swaps often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. If a swap counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

Other

The Fund, along with certain series of NVIT, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the JPMorgan U.S. Government Money Market Fund, Institutional Shares. As with investments in any money market fund, the Fund’s investments of cash in the JPMorgan U.S. Government Money Market Fund, Institutional Shares are neither guaranteed nor insured, and shares of the JPMorgan U.S. Government Money Market Fund, Institutional Shares may decline in value, causing losses to the Fund.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

35

Notes to Financial Statements (Continued)

October 31, 2016

9.  Other

As of October 31, 2016, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 3 accounts holding 53.22% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. During the year ended October 31, 2016, the Fund recaptured $0 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

The	Fund did not make any distributions for the year ended October 31, 2016.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$22,166,790	$3,964,208	$26,130,998	$—	$26,130,998

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$14,834,713	$—	$14,834,713	$—	$(57,536,350)	$15,882,593	$(26,819,044)

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

As of October 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$761,143,817	$31,915,167	$(16,645,025)	$15,270,142

36

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

Amount	Expires
$57,536,350	Unlimited

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Portfolio Completion Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Portfolio Completion Fund (one of the series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

38

Management Information

October 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

39

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

40

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

41

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

42

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

43

Management Information (Continued)

October 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

44

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

45

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

46

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

47

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

48

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

49

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

50

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

51

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-PC 12/16

Annual Report

October 31, 2016

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

2

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

3

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2016, the Nationwide Bond Index Fund (Institutional Class) returned 4.16% versus 4.37% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 247 funds as of October 31, 2016) was 6.66% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The fourth quarter of 2015 witnessed steady improvement in U.S. and Europe economic data, with tepid growth in China and many other emerging market economies. Solid domestic activity was somewhat offset by weakness abroad, as soft global growth, the lagged effects of lower energy prices, and a stronger U.S. dollar continued to weigh on trade and manufacturing data. Meanwhile, global risk sentiment remained muted amidst Brazil- and China-related woes, as global central banks remained generally accommodative. Overall, the fourth quarter was solid for labor markets, reinforcing the rationale for the Federal Reserve’s December move toward normalizing interest rates. Job market strength was highlighted by December’s nonfarm payroll print of 292,000 jobs gained, well above consensus estimates and particularly strong given the (revised) 50,000 additional jobs gained in the two prior months.

The first quarter of 2016 proved to be an uncertain and volatile period for the economy and markets, with fears surrounding slowing in China’s growth and attendant trouble in commodity-exporting emerging markets, concerns over U.S. growth prospects, and questions over the future path of Fed monetary policy. The negative market sentiment shift was notable, considering that at the end of 2015 the Fed felt economic conditions warranted an end to seven years of “zero bound” interest rate policy. By quarter-end, much of the market’s fears abated as financial conditions appeared more stable. Thus, while many U.S. economic measures disappointed early in the quarter, by the end of March the same metrics appeared to be on a stronger footing and markets reversed losses from earlier in the quarter.

Financial markets held up remarkably well during the second quarter, particularly given mixed economic data and the June 23 “Brexit” referendum in the United Kingdom. That day, the U.S. market experienced the seventh-worst single trading session in the past 30 years (the S&P 500® Index declined by 3.3%). In addition, the GBP/USD exchange rate plummeted 8.1% and equity markets in both Italy and Spain declined by more than 12%. By quarter end, markets had stabilized and recovered somewhat; and while a great deal of uncertainty still pervaded market sentiment, the panicked initial reaction appeared to have faded.

The third quarter was dominated by Brexit, the presidential election, and central bank policy. The Fed left the federal funds rate unchanged (0.25–0.50%) at its September meeting but left the door open for a hike later in the year, with the market pricing in a 60% chance of a December hike. In the last few days of October, the 10-year yield broke out of the range to reach as high as 1.85% before ending October at 1.83%. The five- to 30-year yield curve finished October 11 basis points steeper as the U.S. yield curve moved in tandem with the steepening seen in global yield curves.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

4

Fund Overview	Nationwide Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	36.0%
Mortgage-Backed Securities	27.8%
Corporate Bonds	26.5%
Investment Companies	2.6%
U.S. Government Agency Securities	2.3%
Foreign Government Securities	2.2%
Supranational	1.5%
Commercial Mortgage-Backed Securities	1.3%
Municipal Bonds	0.9%
Collateralized Mortgage Obligations	0.4%
Repurchase Agreement	0.2%
Asset-Backed Securities	0.1%
Short-term Investments††	0.0%
Liabilities in excess of other assets	(1.8)%
100.0%

Top Industries†††

Banks	4.0%
Oil, Gas & Consumable Fuels	2.3%
Capital Markets	1.7%
Electric Utilities	1.4%
Pharmaceuticals	1.1%
Media	1.0%
Diversified Telecommunication Services	1.0%
Insurance	0.9%
Consumer Finance	0.9%
Beverages	0.9%
Other Industries*	84.8%
100.0%

Top Holdings†††

Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	2.6%
FHLMC Gold Pool TBA, 3.00%, 11/15/46	1.7%
FNMA Pool TBA, 3.00%, 11/25/46	1.6%
GNMA II Pool TBA, 3.00%, 11/15/45	1.4%
U.S. Treasury Note, 1.50%, 11/30/19	1.3%
U.S. Treasury Note, 1.00%, 02/15/18	1.0%
U.S. Treasury Bond, 3.00%, 11/15/44	1.0%
U.S. Treasury Note, 1.75%, 12/31/20	0.9%
U.S. Treasury Note, 4.25%, 11/15/17	0.7%
U.S. Treasury Note, 0.75%, 02/28/18	0.7%
Other Holdings*	87.1%
100.0%

Objective

The Fund seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.63%	2.26%	3.95%
	w/SC2	1.27%	1.38%	3.33%
Class C	w/o SC1	2.95%	1.59%	3.29%
	w/SC3	1.95%	N/A	N/A
Institutional Class[4]		4.16%	2.68%	4.36%
Bloomberg Barclays U.S. Aggregate Bond Index		4.37%	2.90%	4.64%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]

Effective October 29, 2013, a 2.25% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Prior to February 28, 2011, a 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

Expense Ratios

Expense Ratio^
Class A	0.68%
Class C	1.36%
Institutional Class	0.27%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

6

Fund Performance (con’t.)	Nationwide Bond Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

7

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,011.50	3.39	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.77	3.40	0.67
Class C Shares	Actual	(a)	1,000.00	1,008.20	6.66	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.70	1.32
Institutional Class Shares	Actual	(a)	1,000.00	1,013.60	1.32	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.83	1.32	0.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

8

Statement of Investments

October 31, 2016

Nationwide Bond Index Fund

Asset-Backed Securities 0.1%

	Principal Amount	Market Value

Airlines 0.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23	$199,779	$218,008
Delta Air Lines Pass Through Trust, Series 2012-1, Class A, 4.75%, 05/07/20	183,054	196,783
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25	225,539	244,710

		659,501

Credit Card 0.0%†
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 09/16/24	625,000	633,687

Total Asset-Backed Securities (cost $1,215,382)		1,293,188

Collateralized Mortgage Obligations 0.4%
FHLMC
Series K003, Class A5, 5.09%, 03/25/19	100,000	107,755
Series K004, Class A1, 3.41%, 05/25/19	190,035	195,347
Series K006, Class A1, 3.40%, 07/25/19	135,490	138,719
Series K713, Class A2, 2.31%, 03/25/20	500,000	513,744
Series K014, Class A1, 2.79%, 10/25/20	40,133	41,025
Series K020, Class A2, 2.37%, 05/25/22	600,000	617,781
Series K026, Class A2, 2.51%, 11/25/22	200,000	207,074
Series K031, Class A2, 3.30%, 04/25/23 (a)	100,000	108,061
Series K033, Class A2, 3.06%, 07/25/23 (a)	100,000	106,652
Series K038, Class A1, 2.60%, 10/25/23	172,209	177,602
Series K037, Class A2, 3.49%, 01/25/24	200,000	218,734
Series K038, Class A2, 3.39%, 03/25/24	800,000	869,180

Total Collateralized Mortgage Obligations (cost $3,192,572)		3,301,674

Commercial Mortgage-Backed Securities 1.3%
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46	650,000	720,586

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

Citigroup Commercial Mortgage Trust (continued)
Series 2014-GC25, Class A4, 3.64%, 10/10/47	$500,000	$535,575
COMM Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46	300,000	329,475
Series 2014-CR16, Class A4, 4.05%, 04/10/47	750,000	823,430
FNMA
Series 2014-M2, Class ASV2, 2.78%, 06/25/21 (a)	492,471	513,562
Series 2014-M6, Class A2, 2.68%, 05/25/21 (a)	150,000	155,428
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A4, 3.38%, 05/10/50	750,000	789,328
GS Mortgage Securities Trust, Series 2015-GC28, Class A2, 2.90%, 02/10/48	1,000,000	1,028,912
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 08/15/46	531,209	578,107
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class ASB, 3.91%, 07/15/46 (a)	1,356,000	1,463,913
Series 2013-C10, Class A5, 4.08%, 07/15/46 (a)	250,000	276,037
Series 2013-C7, Class A4, 2.92%, 02/15/46	1,300,000	1,343,420
Series 2014-C17, Class A5, 3.74%, 08/15/47	1,500,000	1,618,759
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A4, 3.59%, 03/15/49	900,000	962,509
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class A2, 3.43%, 06/15/45	300,000	321,295
Series 2013-C11, Class A4, 3.04%, 03/15/45	500,000	521,400

Total Commercial Mortgage-Backed Securities (cost $11,756,564)		11,981,736

Corporate Bonds 26.5%
Aerospace & Defense 0.4%
Boeing Co. (The),
4.88%, 02/15/20	200,000	221,512
3.30%, 03/01/35	65,000	64,488
General Dynamics Corp.,
3.88%, 07/15/21	150,000	163,441
L-3 Communications Corp.,
4.95%, 02/15/21	250,000	273,645

9

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
Lockheed Martin Corp.,
3.55%, 01/15/26	$500,000	$531,172
3.60%, 03/01/35	55,000	55,051
4.07%, 12/15/42	191,000	197,242
Northrop Grumman Corp.,
4.75%, 06/01/43	250,000	283,820
Precision Castparts Corp.,
1.25%, 01/15/18	175,000	175,090
4.20%, 06/15/35	250,000	273,763
Raytheon Co.,
6.40%, 12/15/18	144,000	159,397
3.13%, 10/15/20	250,000	263,397
3.15%, 12/15/24	75,000	79,340
Rockwell Collins, Inc.,
5.25%, 07/15/19	70,000	76,365
Textron, Inc.,
4.30%, 03/01/24	250,000	269,141
United Technologies Corp.,
6.13%, 07/15/38	150,000	199,104
4.50%, 06/01/42	250,000	273,857

		3,559,825

Air Freight & Logistics 0.1%
FedEx Corp.,
2.70%, 04/15/23	500,000	508,298
3.25%, 04/01/26	45,000	46,721
3.88%, 08/01/42	50,000	47,852
4.55%, 04/01/46	250,000	267,796
United Parcel Service of America, Inc.,
8.38%, 04/01/20	82,000	99,995
United Parcel Service, Inc.,
6.20%, 01/15/38	205,000	284,153

		1,254,815

Auto Components 0.0%†
BorgWarner, Inc.,
3.38%, 03/15/25	70,000	71,059
Delphi Corp.,
4.15%, 03/15/24	150,000	160,619

		231,678

Automobiles 0.1%
Ford Motor Co.,
7.45%, 07/16/31	350,000	459,878
General Motors Co.,
5.20%, 04/01/45	250,000	254,895

		714,773

Banks 4.1%
Australia & New Zealand Banking Group Ltd.,
1.50%, 01/16/18	250,000	250,220

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Bank of America Corp.,
2.00%, 01/11/18	$300,000	$301,323
5.63%, 07/01/20	250,000	279,808
5.70%, 01/24/22	250,000	288,791
4.10%, 07/24/23	250,000	268,718
4.00%, 01/22/25	500,000	514,096
3.88%, 08/01/25	250,000	263,118
4.45%, 03/03/26	55,000	58,711
3.50%, 04/19/26	145,000	148,831
4.25%, 10/22/26	645,000	677,708
3.25%, 10/21/27	500,000	500,187
5.88%, 02/07/42	250,000	316,156
Bank of America NA,
2.05%, 12/07/18	1,000,000	1,011,116
Bank of Montreal,
1.40%, 04/10/18	165,000	165,092
Bank of Nova Scotia (The),
1.70%, 06/11/18	500,000	501,505
1.65%, 06/14/19	250,000	250,101
Barclays Bank plc,
5.14%, 10/14/20	250,000	269,428
Barclays plc,
2.75%, 11/08/19	500,000	504,009
3.65%, 03/16/25	200,000	196,366
5.20%, 05/12/26	250,000	257,307
BB&T Corp.,
2.45%, 01/15/20	300,000	305,993
BNP Paribas SA,
2.70%, 08/20/18	500,000	509,275
4.25%, 10/15/24	250,000	258,805
Capital One Bank USA NA,
3.38%, 02/15/23	250,000	255,361
Capital One NA,
1.65%, 02/05/18	750,000	750,620
2.40%, 09/05/19	250,000	253,713
Citigroup, Inc.,
2.05%, 12/07/18	250,000	251,388
2.65%, 10/26/20	250,000	254,002
2.35%, 08/02/21	500,000	500,133
3.88%, 10/25/23	350,000	372,225
3.75%, 06/16/24	300,000	315,948
3.30%, 04/27/25	155,000	157,619
5.50%, 09/13/25	250,000	281,517
3.70%, 01/12/26	250,000	260,302
4.60%, 03/09/26	105,000	112,055
3.40%, 05/01/26	200,000	203,345
3.20%, 10/21/26	500,000	498,829
4.30%, 11/20/26	450,000	469,603
6.63%, 06/15/32	232,000	287,858
Commonwealth Bank of Australia,
2.30%, 03/12/20	250,000	253,050
Compass Bank,
3.88%, 04/10/25	250,000	242,836

10

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
Cooperatieve Rabobank UA,
5.25%, 05/24/41	$125,000	$152,887
5.75%, 12/01/43	250,000	301,066
Discover Bank,
7.00%, 04/15/20	300,000	338,791
Fifth Third Bancorp,
2.88%, 07/27/20	250,000	258,222
3.50%, 03/15/22	300,000	315,586
Fifth Third Bank,
1.63%, 09/27/19	250,000	249,211
HSBC Bank USA NA,
5.88%, 11/01/34	498,000	595,111
HSBC Holdings plc,
2.95%, 05/25/21	500,000	507,590
3.60%, 05/25/23	200,000	206,580
4.25%, 03/14/24	250,000	256,265
4.30%, 03/08/26	200,000	212,717
3.90%, 05/25/26	250,000	258,773
Huntington Bancshares, Inc.,
3.15%, 03/14/21	250,000	257,961
Industrial & Commercial Bank of China Ltd.,
3.23%, 11/13/19	250,000	258,706
Intesa Sanpaolo SpA,
3.88%, 01/15/19	200,000	205,770
JPMorgan Chase & Co.,
2.20%, 10/22/19	500,000	506,930
2.25%, 01/23/20	500,000	503,475
2.75%, 06/23/20	250,000	255,960
2.55%, 03/01/21	250,000	253,724
2.40%, 06/07/21	500,000	504,216
3.38%, 05/01/23	250,000	255,864
3.63%, 05/13/24	350,000	367,938
3.13%, 01/23/25	250,000	252,014
3.30%, 04/01/26	250,000	254,709
4.13%, 12/15/26	250,000	263,844
5.60%, 07/15/41	200,000	247,053
4.85%, 02/01/44	250,000	290,309
KeyBank NA,
2.50%, 12/15/19	250,000	255,570
KeyCorp,
5.10%, 03/24/21	150,000	168,084
Lloyds Bank plc,
2.40%, 03/17/20	250,000	252,783
Lloyds Banking Group plc,
4.50%, 11/04/24	250,000	258,206
4.65%, 03/24/26	250,000	257,319
Manufacturers & Traders Trust Co.,
2.10%, 02/06/20	500,000	503,408
Mitsubishi UFJ Financial Group, Inc.,
3.85%, 03/01/26	250,000	268,520
MUFG Americas Holdings Corp.,
3.00%, 02/10/25	250,000	250,820

Corporate Bonds (continued)

	Principal Amount	Market Value

Banks (continued)
National Australia Bank Ltd.,
3.38%, 01/14/26	$250,000	$260,708
PNC Bank NA,
2.95%, 01/30/23	350,000	356,237
3.30%, 10/30/24	250,000	262,025
PNC Financial Services Group, Inc. (The),
5.13%, 02/08/20	400,000	440,615
Regions Bank,
2.25%, 09/14/18	250,000	252,000
Royal Bank of Canada,
2.00%, 12/10/18	250,000	252,308
2.15%, 03/06/20	250,000	252,764
2.50%, 01/19/21	250,000	256,435
Royal Bank of Scotland Group plc,
4.80%, 04/05/26	250,000	254,858
Santander Holdings USA, Inc.,
3.45%, 08/27/18	250,000	255,554
2.65%, 04/17/20	150,000	149,888
Santander UK Group Holdings plc,
2.88%, 10/16/20	105,000	105,427
Santander UK plc,
2.38%, 03/16/20	250,000	251,707
Sumitomo Mitsui Banking Corp.,
2.45%, 01/16/20	250,000	252,832
Sumitomo Mitsui Financial Group, Inc.,
3.78%, 03/09/26	500,000	532,669
Toronto-Dominion Bank (The),
1.40%, 04/30/18	250,000	249,940
1.45%, 09/06/18	750,000	749,912
U.S. Bancorp,
4.13%, 05/24/21	100,000	110,061
U.S. Bank NA,
1.40%, 04/26/19	500,000	499,082
2.13%, 10/28/19	500,000	508,428
Wells Fargo & Co.,
1.50%, 01/16/18	750,000	749,902
2.15%, 01/15/19	500,000	505,378
Series N, 2.15%, 01/30/20	500,000	503,723
3.00%, 01/22/21	500,000	515,463
2.50%, 03/04/21	240,000	242,681
3.00%, 02/19/25	260,000	260,369
3.00%, 04/22/26	250,000	248,848
4.30%, 07/22/27	200,000	212,558
5.38%, 02/07/35	118,000	139,568
5.61%, 01/15/44	483,000	566,368
3.90%, 05/01/45	150,000	150,334
4.40%, 06/14/46	100,000	100,299
Wells Fargo Bank NA,
1.75%, 05/24/19	500,000	501,947
Westpac Banking Corp.,
4.63%, 06/01/18	103,000	107,341
2.25%, 07/30/18	500,000	506,269
1.60%, 08/19/19	750,000	749,029

		36,676,577

11

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 0.9%
Anheuser-Busch Cos. LLC,
5.00%, 03/01/19	$164,000	$176,497
6.00%, 11/01/41	103,000	131,304
Anheuser-Busch InBev Finance, Inc.,
2.65%, 02/01/21	600,000	613,628
3.65%, 02/01/26	500,000	526,131
4.70%, 02/01/36	350,000	387,988
4.63%, 02/01/44	350,000	387,236
4.90%, 02/01/46	465,000	531,745
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, 04/15/20	200,000	221,005
2.50%, 07/15/22	250,000	252,769
Coca-Cola Co. (The),
3.15%, 11/15/20	200,000	212,321
3.20%, 11/01/23	400,000	425,104
Diageo Capital plc,
1.13%, 04/29/18	350,000	348,799
Diageo Investment Corp.,
2.88%, 05/11/22	500,000	520,430
Dr Pepper Snapple Group, Inc.,
3.20%, 11/15/21	250,000	261,275
Molson Coors Brewing Co.,
1.45%, 07/15/19	250,000	248,490
2.10%, 07/15/21	500,000	498,013
3.50%, 05/01/22 (b)	250,000	266,292
3.00%, 07/15/26	95,000	94,171
Pepsi Bottling Group, Inc. (The),
Series B, 7.00%, 03/01/29	244,000	348,256
PepsiCo, Inc.,
1.85%, 04/30/20	250,000	251,758
3.13%, 11/01/20	200,000	211,078
3.60%, 03/01/24	250,000	270,405
2.85%, 02/24/26	575,000	593,972

		7,778,667

Biotechnology 0.6%
AbbVie, Inc.,
1.80%, 05/14/18	250,000	250,786
2.00%, 11/06/18	500,000	503,760
2.90%, 11/06/22	500,000	506,131
3.20%, 05/14/26	185,000	181,926
4.50%, 05/14/35	385,000	392,720
4.40%, 11/06/42	75,000	73,453
Amgen, Inc.,
3.45%, 10/01/20	200,000	210,904
4.56%, 06/15/48 (c)	387,000	395,207
4.66%, 06/15/51 (c)	279,000	285,330
Baxalta, Inc.,
4.00%, 06/23/25	100,000	104,669
Biogen, Inc.,
3.63%, 09/15/22	500,000	532,879
4.05%, 09/15/25	95,000	101,234

Corporate Bonds (continued)

	Principal Amount	Market Value

Biotechnology (continued)
Celgene Corp.,
3.25%, 08/15/22	$200,000	$207,706
4.63%, 05/15/44	150,000	151,030
5.00%, 08/15/45	250,000	268,233
Gilead Sciences, Inc.,
2.05%, 04/01/19	500,000	506,759
4.50%, 04/01/21	100,000	109,814
3.70%, 04/01/24	150,000	158,643
3.50%, 02/01/25	145,000	150,778
3.65%, 03/01/26	75,000	78,618
4.50%, 02/01/45	250,000	260,297
4.75%, 03/01/46	150,000	161,980

		5,592,857

Building Products 0.1%
Johnson Controls, Inc.,
1.40%, 11/02/17	500,000	500,570
4.25%, 03/01/21	100,000	107,023

		607,593

Capital Markets 1.7%
Ameriprise Financial, Inc.,
5.30%, 03/15/20	100,000	110,647
4.00%, 10/15/23	250,000	270,610
Ameritech Capital Funding Corp.,
6.45%, 01/15/18	62,000	65,397
Bank of New York Mellon Corp. (The),
2.30%, 09/11/19	500,000	510,722
2.60%, 08/17/20	200,000	205,238
Series G, 3.00%, 02/24/25	105,000	108,293
Brookfield Finance, Inc.,
4.25%, 06/02/26	250,000	254,365
Charles Schwab Corp. (The),
2.20%, 07/25/18	150,000	152,153
CME Group, Inc.,
3.00%, 03/15/25	250,000	259,810
Credit Suisse AG,
2.30%, 05/28/19	250,000	252,566
Credit Suisse Group Funding Guernsey Ltd.,
3.13%, 12/10/20	250,000	252,504
3.80%, 09/15/22	250,000	254,128
4.55%, 04/17/26 (c)	250,000	262,205
Credit Suisse USA, Inc.,
7.13%, 07/15/32	195,000	265,782
Deutsche Bank AG,
1.88%, 02/13/18	650,000	640,805
Series 1254, 4.10%, 01/13/26	250,000	244,126
Franklin Resources, Inc.,
2.80%, 09/15/22	250,000	257,794
Goldman Sachs Group, Inc. (The),
2.55%, 10/23/19	500,000	509,273
Series D, 6.00%, 06/15/20	500,000	564,883

12

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The), (continued)
2.63%, 04/25/21	$500,000	$505,337
5.75%, 01/24/22	250,000	289,042
4.00%, 03/03/24	250,000	266,507
3.50%, 01/23/25	500,000	512,783
3.75%, 05/22/25	350,000	364,098
3.75%, 02/25/26	315,000	329,224
6.13%, 02/15/33	200,000	247,552
6.75%, 10/01/37	450,000	567,558
Intercontinental Exchange, Inc.,
3.75%, 12/01/25	80,000	85,231
Jefferies Group LLC,
6.88%, 04/15/21	250,000	290,316
Moody’s Corp.,
4.50%, 09/01/22	100,000	110,700
Morgan Stanley,
2.13%, 04/25/18	250,000	251,828
2.50%, 01/24/19	350,000	355,504
7.30%, 05/13/19	400,000	452,293
2.65%, 01/27/20	500,000	508,769
2.80%, 06/16/20	230,000	235,583
5.50%, 07/28/21	150,000	170,267
4.10%, 05/22/23	350,000	368,770
4.00%, 07/23/25	155,000	165,164
3.88%, 01/27/26	250,000	263,594
3.13%, 07/27/26	500,000	497,617
4.35%, 09/08/26	250,000	265,424
3.95%, 04/23/27	250,000	257,197
7.25%, 04/01/32	226,000	308,737
S&P Global, Inc.,
4.40%, 02/15/26	250,000	277,213
State Street Corp.,
4.38%, 03/07/21	300,000	329,902
3.30%, 12/16/24	155,000	163,510
TD Ameritrade Holding Corp.,
2.95%, 04/01/22	250,000	258,437
3.63%, 04/01/25	250,000	262,637
Thomson Reuters Corp.,
3.85%, 09/29/24	250,000	263,953
3.35%, 05/15/26	140,000	141,853
UBS AG,
2.35%, 03/26/20	250,000	253,730

		15,061,631

Chemicals 0.5%
Agrium, Inc.,
3.15%, 10/01/22	50,000	51,271
6.13%, 01/15/41	100,000	119,278
Albemarle Corp.,
5.45%, 12/01/44	200,000	224,075
Dow Chemical Co. (The),
4.13%, 11/15/21	150,000	162,784
3.50%, 10/01/24	250,000	261,595
4.38%, 11/15/42	150,000	150,768

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
E.I. du Pont de Nemours & Co.,
4.90%, 01/15/41	$200,000	$218,961
Eastman Chemical Co.,
3.60%, 08/15/22	250,000	263,027
Ecolab, Inc.,
2.25%, 01/12/20	135,000	137,110
4.35%, 12/08/21	100,000	111,348
3.25%, 01/14/23	250,000	260,888
Lubrizol Corp.,
6.50%, 10/01/34	103,000	135,841
LyondellBasell Industries NV,
6.00%, 11/15/21	400,000	465,527
4.63%, 02/26/55	100,000	94,752
Monsanto Co.,
2.75%, 07/15/21	500,000	509,212
4.20%, 07/15/34	70,000	69,393
Mosaic Co. (The),
5.45%, 11/15/33	250,000	251,648
Potash Corp. of Saskatchewan, Inc.,
5.88%, 12/01/36	125,000	146,844
Praxair, Inc.,
4.05%, 03/15/21	150,000	164,096
3.20%, 01/30/26	250,000	263,270

		4,061,688

Commercial Services & Supplies 0.2%
Catholic Health Initiatives,
4.35%, 11/01/42	300,000	288,542
Massachusetts Institute of Technology,
4.68%, 07/01/14	200,000	221,070
Northwestern University,
3.87%, 12/01/48	100,000	105,822
Pitney Bowes, Inc.,
4.75%, 05/15/18	62,000	64,357
President and Fellows of Harvard College,
3.15%, 07/15/46	50,000	48,761
3.30%, 07/15/56	100,000	98,814
Princeton University,
5.70%, 03/01/39	200,000	280,288
Republic Services, Inc.,
5.25%, 11/15/21	350,000	400,018
3.20%, 03/15/25	250,000	257,084
Waste Management, Inc.,
3.90%, 03/01/35	90,000	94,544

		1,859,300

Communications Equipment 0.2%
Cisco Systems, Inc.,
4.95%, 02/15/19	335,000	361,909
5.50%, 01/15/40	250,000	317,085
Harris Corp.,
3.83%, 04/27/25	250,000	261,267
4.85%, 04/27/35	55,000	58,937

13

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Communications Equipment (continued)
Motorola Solutions, Inc.,
4.00%, 09/01/24	$150,000	$151,665
7.50%, 05/15/25	144,000	171,810
Telefonaktiebolaget LM Ericsson,
4.13%, 05/15/22	150,000	156,120

		1,478,793

Computers & Peripherals 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
4.42%, 06/15/21 (c)	500,000	522,853
6.02%, 06/15/26 (c)	240,000	261,613
8.35%, 07/15/46 (c)	150,000	181,754

		966,220

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 05/08/42	100,000	110,430

Consumer Finance 0.9%
AerCap Ireland Capital Ltd.,
4.25%, 07/01/20	750,000	778,125
American Express Co.,
3.63%, 12/05/24	150,000	155,360
American Honda Finance Corp.,
2.25%, 08/15/19	500,000	510,742
Capital One Financial Corp.,
3.75%, 04/24/24	100,000	104,836
Caterpillar Financial Services Corp.,
1.70%, 06/16/18	250,000	251,293
2.75%, 08/20/21	500,000	516,214
Ford Motor Credit Co. LLC,
2.24%, 06/15/18	250,000	251,463
3.34%, 03/18/21	500,000	514,125
5.88%, 08/02/21	250,000	283,882
3.66%, 09/08/24	250,000	252,885
General Motors Financial Co., Inc.,
3.10%, 01/15/19	500,000	508,790
3.15%, 01/15/20	391,000	397,743
4.38%, 09/25/21	100,000	106,184
5.25%, 03/01/26	350,000	381,176
HSBC USA, Inc.,
1.63%, 01/16/18	500,000	500,297
2.63%, 09/24/18	250,000	253,764
2.38%, 11/13/19	350,000	353,130
2.75%, 08/07/20	250,000	253,955
John Deere Capital Corp.,
1.30%, 03/12/18	400,000	400,030
1.95%, 01/08/19	250,000	252,926
Synchrony Financial,
4.50%, 07/23/25	190,000	198,947
Toyota Motor Credit Corp.,
1.45%, 01/12/18	500,000	501,047
2.10%, 01/17/19	350,000	355,887

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
Toyota Motor Credit Corp., (continued)
2.13%, 07/18/19	$350,000	$355,753

		8,438,554

Containers & Packaging 0.0%†
International Paper Co.,
4.80%, 06/15/44	250,000	254,516

Diversified Financial Services 0.6%
AXA Financial, Inc.,
7.00%, 04/01/28	92,000	116,921
Bank One Corp.,
8.00%, 04/29/27	202,000	272,485
Bear Stearns Cos. LLC (The),
4.65%, 07/02/18	246,000	258,245
Berkshire Hathaway, Inc.,
1.55%, 02/09/18	500,000	502,278
3.13%, 03/15/26	500,000	518,905
Boeing Capital Corp.,
4.70%, 10/27/19	250,000	273,878
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/20	206,000	210,111
4.42%, 11/15/35	832,000	907,510
National Rural Utilities Cooperative Finance Corp.,
Series C, 8.00%, 03/01/32	111,000	162,305
Shell International Finance BV,
1.38%, 09/12/19	1,000,000	991,648
4.13%, 05/11/35	150,000	155,860
6.38%, 12/15/38	250,000	329,446
4.55%, 08/12/43	250,000	265,938
4.00%, 05/10/46	150,000	148,656
Voya Financial, Inc.,
3.65%, 06/15/26	350,000	347,621

		5,461,807

Diversified Telecommunication Services 1.0%
AT&T, Inc.,
2.38%, 11/27/18	300,000	303,783
2.45%, 06/30/20	750,000	754,420
3.80%, 03/15/22	500,000	526,323
3.90%, 03/11/24	500,000	523,565
3.95%, 01/15/25	350,000	363,515
4.13%, 02/17/26	250,000	261,731
4.50%, 05/15/35	310,000	307,734
5.35%, 09/01/40	275,000	289,119
4.30%, 12/15/42	267,000	245,834
4.80%, 06/15/44	150,000	147,674
4.75%, 05/15/46	250,000	244,644
4.50%, 03/09/48 (c)	410,000	384,535
British Telecommunications plc,
9.38%, 12/15/30	191,000	306,452

14

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV,
8.75%, 06/15/30	$106,000	$161,746
GTE Corp.,
6.94%, 04/15/28	103,000	134,274
Orange SA,
9.00%, 03/01/31 (d)	133,000	208,803
Telefonica Emisiones SAU,
5.46%, 02/16/21	500,000	563,144
4.57%, 04/27/23	200,000	218,942
Verizon Communications, Inc.,
3.65%, 09/14/18	250,000	259,366
3.50%, 11/01/24	500,000	521,163
6.40%, 09/15/33	250,000	311,846
4.40%, 11/01/34	500,000	506,608
5.85%, 09/15/35	82,000	97,492
3.85%, 11/01/42	250,000	228,798
6.55%, 09/15/43	750,000	982,721
4.52%, 09/15/48	250,000	248,608
5.01%, 08/21/54	150,000	154,668

		9,257,508

Electric Utilities 1.4%
Alabama Power Co.,
5.70%, 02/15/33	276,000	335,110
Appalachian Power Co.,
Series L, 5.80%, 10/01/35	144,000	171,452
Arizona Public Service Co.,
5.50%, 09/01/35	150,000	185,453
Cleveland Electric Illuminating Co. (The),
5.50%, 08/15/24	200,000	234,413
Commonwealth Edison Co.,
3.10%, 11/01/24	500,000	521,554
DTE Electric Co.,
3.65%, 03/15/24	250,000	268,902
3.70%, 03/15/45	180,000	184,535
Duke Energy Carolinas LLC,
4.30%, 06/15/20	500,000	545,832
Duke Energy Corp.,
3.05%, 08/15/22	200,000	208,013
3.75%, 04/15/24	250,000	265,360
2.65%, 09/01/26	500,000	486,512
Duke Energy Florida LLC,
5.90%, 03/01/33	247,000	298,490
Duke Energy Indiana LLC,
3.75%, 07/15/20	100,000	107,044
Duke Energy Ohio, Inc.,
Series A, 5.40%, 06/15/33	51,000	56,503
3.70%, 06/15/46	250,000	248,221
Emera US Finance LP,
3.55%, 06/15/26 (c)	250,000	255,347

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Entergy Corp.,
5.13%, 09/15/20	$300,000	$330,632
4.00%, 07/15/22	200,000	215,070
Eversource Energy,
Series H, 3.15%, 01/15/25	125,000	128,525
Exelon Corp.,
5.63%, 06/15/35	250,000	293,154
Florida Power & Light Co.,
5.65%, 02/01/37	200,000	256,244
4.05%, 10/01/44	250,000	271,006
Great Plains Energy, Inc.,
4.85%, 06/01/21	100,000	109,130
Iberdrola International BV,
5.81%, 03/15/25	82,000	94,142
Kansas City Power & Light Co.,
3.65%, 08/15/25	100,000	103,606
MidAmerican Energy Co.,
5.80%, 10/15/36	200,000	254,308
Nevada Power Co.,
5.45%, 05/15/41	100,000	123,692
Northern States Power Co.,
4.00%, 08/15/45	85,000	90,699
Ohio Power Co.,
Series G, 6.60%, 02/15/33	164,000	208,519
Oncor Electric Delivery Co. LLC,
5.30%, 06/01/42	150,000	186,546
Pacific Gas & Electric Co.,
3.25%, 06/15/23	500,000	525,028
2.95%, 03/01/26	250,000	256,645
5.80%, 03/01/37	150,000	192,012
6.25%, 03/01/39	100,000	135,011
PacifiCorp,
5.25%, 06/15/35	123,000	146,475
PPL Capital Funding, Inc.,
5.00%, 03/15/44	250,000	278,174
Progress Energy, Inc.,
7.75%, 03/01/31	164,000	226,146
Public Service Co. of Colorado,
3.60%, 09/15/42	200,000	198,691
Public Service Electric & Gas Co.,
3.05%, 11/15/24	250,000	261,739
3.95%, 05/01/42	200,000	212,404
South Carolina Electric & Gas Co.,
6.05%, 01/15/38	200,000	255,611
Southern California Edison Co.,
Series B, 2.40%, 02/01/22	250,000	254,050
6.00%, 01/15/34	123,000	159,876
Series 05-B, 5.55%, 01/15/36	164,000	207,321
Southern Co. (The),
2.75%, 06/15/20	300,000	308,077
3.25%, 07/01/26	210,000	215,222
4.40%, 07/01/46	250,000	264,031

15

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Tampa Electric Co.,
5.40%, 05/15/21	$250,000	$280,028
Virginia Electric & Power Co.,
Series B, 4.20%, 05/15/45	120,000	128,901
Wisconsin Electric Power Co.,
2.95%, 09/15/21	250,000	262,187
5.63%, 05/15/33	41,000	50,470
Wisconsin Power & Light Co.,
4.10%, 10/15/44	100,000	104,783
Xcel Energy, Inc.,
6.50%, 07/01/36	123,000	163,390

		12,124,286

Electrical Equipment 0.1%
Eaton Corp.,
2.75%, 11/02/22	250,000	254,757
4.00%, 11/02/32	150,000	156,738
Emerson Electric Co.,
6.00%, 08/15/32	57,000	71,667
Tyco Electronics Group SA,
3.50%, 02/03/22	150,000	158,619

		641,781

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc.,
4.50%, 03/01/23	100,000	105,645
Avnet, Inc.,
5.88%, 06/15/20	250,000	276,033
Corning, Inc.,
2.90%, 05/15/22	365,000	376,893

		758,571

Energy Equipment & Services 0.1%
Baker Hughes, Inc.,
3.20%, 08/15/21	250,000	261,905
Halliburton Co.,
3.80%, 11/15/25	400,000	416,112
6.70%, 09/15/38	250,000	324,567
National Oilwell Varco, Inc.,
3.95%, 12/01/42	100,000	76,098

		1,078,682

Equity Real Estate Investment Trusts (REITs) 0.7%
American Tower Corp.,
2.80%, 06/01/20	250,000	255,280
5.05%, 09/01/20	400,000	440,201
4.40%, 02/15/26	25,000	26,914
AvalonBay Communities, Inc.,
3.45%, 06/01/25	100,000	103,834
Boston Properties LP,
2.75%, 10/01/26	500,000	483,079
CBL & Associates LP,
4.60%, 10/15/24	250,000	243,713

Corporate Bonds (continued)

	Principal Amount	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp.,
3.70%, 06/15/26	$30,000	$30,727
Digital Realty Trust LP,
5.25%, 03/15/21	250,000	279,331
Duke Realty LP,
3.88%, 10/15/22	250,000	265,338
Essex Portfolio LP,
3.38%, 01/15/23	500,000	514,703
HCP, Inc.,
3.40%, 02/01/25	500,000	490,058
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/23	100,000	100,684
Series E, 4.00%, 06/15/25	190,000	192,436
Kilroy Realty LP,
4.80%, 07/15/18	200,000	208,557
Omega Healthcare Investors, Inc.,
4.50%, 04/01/27	250,000	249,244
Realty Income Corp.,
4.65%, 08/01/23	250,000	276,751
Simon Property Group LP,
2.20%, 02/01/19	750,000	762,029
4.75%, 03/15/42	250,000	286,273
UDR, Inc.,
4.25%, 06/01/18	100,000	104,090
Ventas Realty LP/Ventas Capital Corp.,
4.75%, 06/01/21	100,000	110,318
4.25%, 03/01/22	250,000	270,789
Welltower, Inc.,
5.25%, 01/15/22	300,000	339,078
Weyerhaeuser Co.,
7.38%, 03/15/32	250,000	330,770

		6,364,197

Food & Staples Retailing 0.6%
Costco Wholesale Corp.,
2.25%, 02/15/22	85,000	86,698
CVS Health Corp.,
3.50%, 07/20/22	500,000	528,276
3.38%, 08/12/24	500,000	520,180
2.88%, 06/01/26	250,000	248,153
4.88%, 07/20/35	250,000	281,382
Kroger Co. (The),
4.00%, 02/01/24	350,000	376,547
7.50%, 04/01/31	178,000	247,958
Sysco Corp.,
3.75%, 10/01/25	75,000	78,800
3.30%, 07/15/26	130,000	132,542
5.38%, 09/21/35	74,000	85,899
Walgreen Co.,
3.10%, 09/15/22	150,000	155,103
Walgreens Boots Alliance, Inc.,
2.60%, 06/01/21	500,000	506,135
3.45%, 06/01/26	55,000	56,062
4.50%, 11/18/34	155,000	161,121

16

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.,
4.25%, 04/15/21	$500,000	$554,871
7.55%, 02/15/30	82,000	122,451
5.25%, 09/01/35	242,000	309,169
6.20%, 04/15/38	250,000	346,454
5.63%, 04/15/41	150,000	197,805
4.75%, 10/02/43	200,000	235,892

		5,231,498

Food Products 0.4%
Archer-Daniels-Midland Co.,
2.50%, 08/11/26	500,000	492,955
Campbell Soup Co.,
4.25%, 04/15/21	100,000	109,673
ConAgra Foods, Inc.,
7.00%, 10/01/28	154,000	196,849
General Mills, Inc.,
2.20%, 10/21/19	500,000	508,465
3.15%, 12/15/21	200,000	210,611
JM Smucker Co. (The),
4.25%, 03/15/35	200,000	212,169
Kellogg Co.,
3.25%, 04/01/26	40,000	40,914
Kraft Heinz Foods Co.,
3.50%, 06/06/22	500,000	527,972
3.00%, 06/01/26	60,000	59,325
6.88%, 01/26/39	138,000	184,874
5.20%, 07/15/45	150,000	168,170
4.38%, 06/01/46	250,000	253,546
Mead Johnson Nutrition Co.,
4.13%, 11/15/25	110,000	117,452
Mondelez International, Inc.,
4.00%, 02/01/24	200,000	221,842
Tyson Foods, Inc.,
4.50%, 06/15/22	250,000	274,146
Unilever Capital Corp.,
2.00%, 07/28/26	250,000	239,207
5.90%, 11/15/32	144,000	196,386

		4,014,556

Gas Utilities 0.1%
Atmos Energy Corp.,
4.13%, 10/15/44	200,000	208,605
CenterPoint Energy Resources Corp.,
4.50%, 01/15/21	212,000	227,254
Dominion Gas Holdings LLC,
2.80%, 11/15/20	335,000	345,069
National Fuel Gas Co.,
3.75%, 03/01/23	250,000	250,640

		1,031,568

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Equipment & Supplies 0.4%
Abbott Laboratories,
5.30%, 05/27/40	$250,000	$292,581
Baxter International, Inc.,
2.60%, 08/15/26	230,000	222,734
Becton Dickinson and Co.,
3.13%, 11/08/21	250,000	261,802
3.30%, 03/01/23	250,000	260,152
Boston Scientific Corp.,
2.65%, 10/01/18	250,000	254,829
Medtronic, Inc.,
3.15%, 03/15/22	135,000	142,323
3.63%, 03/15/24	200,000	213,523
4.38%, 03/15/35	250,000	274,248
4.63%, 03/15/45	250,000	282,841
St. Jude Medical, Inc.,
3.25%, 04/15/23	200,000	205,185
3.88%, 09/15/25	45,000	47,577
Stryker Corp.,
1.30%, 04/01/18	350,000	350,032
3.38%, 11/01/25	80,000	83,090
3.50%, 03/15/26	35,000	36,443
4.63%, 03/15/46	200,000	213,468
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/21	150,000	155,855
4.25%, 08/15/35	210,000	208,901

		3,505,584

Health Care Providers & Services 0.6%
Aetna, Inc.,
2.40%, 06/15/21	750,000	756,805
2.80%, 06/15/23	250,000	253,335
6.63%, 06/15/36	250,000	327,281
AmerisourceBergen Corp.,
4.25%, 03/01/45	250,000	258,779
Anthem, Inc.,
3.50%, 08/15/24	250,000	259,033
4.65%, 08/15/44	250,000	266,530
Cardinal Health, Inc.,
3.20%, 06/15/22	200,000	208,652
3.75%, 09/15/25	170,000	181,354
Cigna Corp.,
3.25%, 04/15/25	250,000	252,682
5.38%, 02/15/42	150,000	174,997
Express Scripts Holding Co.,
3.90%, 02/15/22	250,000	267,308
4.50%, 02/25/26	250,000	267,832
Humana, Inc.,
3.15%, 12/01/22	250,000	257,628
Laboratory Corp. of America Holdings,
3.75%, 08/23/22	200,000	214,172
McKesson Corp.,
6.00%, 03/01/41	100,000	120,482

17

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.,
1.63%, 03/15/19	$250,000	$251,253
2.88%, 12/15/21	500,000	520,505
4.63%, 07/15/35	25,000	28,516
5.80%, 03/15/36	417,000	532,029

		5,399,173

Hotels, Restaurants & Leisure 0.2%
Hyatt Hotels Corp.,
5.38%, 08/15/21	100,000	112,224
Marriott International, Inc.,
Series N, 3.13%, 10/15/21	250,000	259,067
McDonald’s Corp.,
5.35%, 03/01/18	240,000	252,756
3.70%, 01/30/26	250,000	264,591
4.88%, 07/15/40	250,000	274,432
Wyndham Worldwide Corp.,
5.63%, 03/01/21	150,000	167,357

		1,330,427

Household Durables 0.1%
Newell Brands, Inc.,
2.88%, 12/01/19	250,000	256,191
4.20%, 04/01/26	530,000	572,672
Whirlpool Corp.,
3.70%, 05/01/25	250,000	259,527

		1,088,390

Household Products 0.1%
Colgate-Palmolive Co.,
2.45%, 11/15/21	100,000	103,472
Kimberly-Clark Corp.,
2.40%, 03/01/22	250,000	256,088
2.65%, 03/01/25	55,000	55,864
3.20%, 07/30/46	210,000	196,707
Procter & Gamble Co. (The),
1.90%, 11/01/19	250,000	254,136
5.80%, 08/15/34	205,000	285,792

		1,152,059

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
2.95%, 01/15/20	250,000	256,522
5.75%, 10/01/41	150,000	155,215
Southern Power Co.,
4.15%, 12/01/25	250,000	267,459

		679,196

Industrial Conglomerates 0.4%
3M Co.,
3.00%, 08/07/25	250,000	265,192
5.70%, 03/15/37	50,000	66,455

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
General Electric Co.,
5.25%, 12/06/17	$400,000	$417,688
2.20%, 01/09/20	250,000	253,647
5.30%, 02/11/21	72,000	81,778
2.70%, 10/09/22	250,000	258,342
3.38%, 03/11/24	250,000	266,944
6.75%, 03/15/32	106,000	145,789
6.15%, 08/07/37	144,000	192,409
5.88%, 01/14/38	150,000	195,914
6.88%, 01/10/39	100,000	146,454
Honeywell International, Inc.,
5.30%, 03/01/18	500,000	527,531
Ingersoll-Rand Global Holding Co. Ltd.,
2.88%, 01/15/19	50,000	51,210
5.75%, 06/15/43	50,000	61,157
Ingersoll-Rand Luxembourg Finance SA,
3.55%, 11/01/24	250,000	261,987
Koninklijke Philips NV,
5.00%, 03/15/42	200,000	215,704

		3,408,201

Insurance 0.9%
Aflac, Inc.,
3.63%, 11/15/24	250,000	267,061
AIG Life Holdings, Inc.,
7.50%, 07/15/25	103,000	134,543
Alleghany Corp.,
4.95%, 06/27/22	250,000	274,982
Allstate Corp. (The),
6.50%, 05/15/57 (a)	145,000	170,375
American International Group, Inc.,
3.30%, 03/01/21	445,000	465,207
3.90%, 04/01/26	240,000	251,393
4.80%, 07/10/45	250,000	266,078
Aon Corp.,
5.00%, 09/30/20	400,000	440,529
Aon plc,
3.88%, 12/15/25	100,000	106,086
Assurant, Inc.,
2.50%, 03/15/18	250,000	252,462
Berkshire Hathaway Finance Corp.,
4.40%, 05/15/42	150,000	165,914
Chubb INA Holdings, Inc.,
2.70%, 03/13/23	250,000	255,247
3.35%, 05/03/26	45,000	47,304
4.35%, 11/03/45	250,000	279,079
CNA Financial Corp.,
5.75%, 08/15/21	250,000	286,129
Hartford Financial Services Group, Inc. (The),
6.10%, 10/01/41	100,000	119,646
Lincoln National Corp.,
4.85%, 06/24/21	50,000	54,828
6.15%, 04/07/36	160,000	185,113

18

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Loews Corp.,
4.13%, 05/15/43	$100,000	$99,638
Manulife Financial Corp.,
4.15%, 03/04/26	100,000	108,950
Markel Corp.,
3.63%, 03/30/23	250,000	255,915
Marsh & McLennan Cos., Inc.,
4.80%, 07/15/21	300,000	331,909
MetLife, Inc.,
1.90%, 12/15/17	500,000	503,175
3.08%, 12/15/22	250,000	258,808
5.70%, 06/15/35	86,000	104,728
6.40%, 12/15/36	200,000	224,000
4.60%, 05/13/46	85,000	92,216
Nationwide Financial Services, Inc.,
6.75%, 05/15/37 (e)	75,000	79,125
Principal Financial Group, Inc.,
3.30%, 09/15/22	250,000	257,442
Progressive Corp. (The),
3.75%, 08/23/21	150,000	162,480
6.25%, 12/01/32	113,000	148,643
Prudential Financial, Inc.,
5.38%, 06/21/20	250,000	278,417
Series B, 5.75%, 07/15/33	103,000	120,940
6.63%, 06/21/40	200,000	262,541
5.62%, 06/15/43 (a)	150,000	161,250
Reinsurance Group of America, Inc.,
5.00%, 06/01/21	100,000	108,854
Travelers Cos., Inc. (The),
5.75%, 12/15/17	90,000	94,503
Travelers Property Casualty Corp.,
6.38%, 03/15/33	133,000	176,538
Unum Group,
3.88%, 11/05/25	250,000	251,715
Willis Towers Watson plc,
5.75%, 03/15/21	100,000	111,817
WR Berkley Corp.,
4.75%, 08/01/44	250,000	261,370

		8,476,950

Internet & Direct Marketing Retail 0.1%
Amazon.com, Inc.,
3.30%, 12/05/21	250,000	264,957
4.80%, 12/05/34	250,000	285,355
Expedia, Inc.,
5.95%, 08/15/20	150,000	168,199
QVC, Inc.,
4.38%, 03/15/23	100,000	100,396

		818,907

Internet Software & Services 0.1%
Alibaba Group Holding Ltd.,
3.13%, 11/28/21	200,000	206,650

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet Software & Services (continued)
Alphabet, Inc.,
3.63%, 05/19/21	$100,000	$109,151
eBay, Inc.,
3.25%, 10/15/20	100,000	103,588
3.80%, 03/09/22	140,000	148,505

		567,894

IT Services 0.3%
Broadridge Financial Solutions, Inc.,
3.40%, 06/27/26	80,000	81,192
Computer Sciences Corp.,
4.45%, 09/15/22	100,000	106,037
Fidelity National Information Services, Inc.,
5.00%, 10/15/25	250,000	281,359
Fiserv, Inc.,
4.75%, 06/15/21	200,000	221,227
International Business Machines Corp.,
1.13%, 02/06/18	500,000	499,954
2.90%, 11/01/21	150,000	157,148
3.45%, 02/19/26	250,000	265,462
5.88%, 11/29/32	250,000	322,798
Visa, Inc.,
3.15%, 12/14/25	195,000	203,417
4.30%, 12/14/45	350,000	390,390
Western Union Co. (The),
6.20%, 11/17/36	100,000	105,291
Xerox Corp.,
6.35%, 05/15/18	200,000	212,419
4.80%, 03/01/35	120,000	114,525

		2,961,219

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/20	100,000	109,257
PerkinElmer, Inc.,
5.00%, 11/15/21	100,000	109,282
Thermo Fisher Scientific, Inc.,
3.60%, 08/15/21	250,000	264,684

		483,223

Machinery 0.2%
Caterpillar, Inc.,
2.60%, 06/26/22	250,000	256,213
6.05%, 08/15/36	123,000	158,324
3.80%, 08/15/42	97,000	98,106
Deere & Co.,
3.90%, 06/09/42	100,000	104,520
Dover Corp.,
5.38%, 03/01/41	50,000	61,989
IDEX Corp.,
4.20%, 12/15/21	200,000	210,673
Illinois Tool Works, Inc.,
4.88%, 09/15/41	200,000	237,901

19

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery (continued)
Parker-Hannifin Corp.,
4.20%, 11/21/34	$250,000	$273,826
Stanley Black & Decker, Inc.,
2.90%, 11/01/22	150,000	155,971

		1,557,523

Media 1.0%
21st Century Fox America, Inc.,
4.00%, 10/01/23	250,000	271,859
3.70%, 09/15/24	100,000	105,571
3.70%, 10/15/25	250,000	265,733
7.28%, 06/30/28	53,000	70,845
6.55%, 03/15/33	450,000	563,004
CBS Corp.,
3.70%, 08/15/24	250,000	262,507
5.50%, 05/15/33	82,000	89,668
Charter Communications Operating LLC,
4.91%, 07/23/25 (c)	330,000	355,922
6.83%, 10/23/55 (c)	250,000	298,089
Comcast Corp.,
3.15%, 03/01/26	250,000	259,145
4.25%, 01/15/33	250,000	268,907
7.05%, 03/15/33	205,000	285,063
4.20%, 08/15/34	150,000	160,753
6.50%, 11/15/35	70,000	94,230
6.95%, 08/15/37	205,000	291,254
Discovery Communications LLC,
5.05%, 06/01/20	350,000	381,987
3.45%, 03/15/25	135,000	134,691
4.90%, 03/11/26	50,000	54,351
Grupo Televisa SAB,
5.00%, 05/13/45	250,000	236,601
Historic TW, Inc.,
6.88%, 06/15/18	122,000	132,306
NBCUniversal Media LLC,
5.15%, 04/30/20	250,000	278,408
5.95%, 04/01/41	100,000	130,231
4.45%, 01/15/43	200,000	216,265
Omnicom Group, Inc.,
3.63%, 05/01/22	50,000	53,268
3.60%, 04/15/26	250,000	259,704
Time Warner Cable LLC,
6.75%, 07/01/18	415,000	448,370
5.50%, 09/01/41	250,000	264,132
4.50%, 09/15/42	250,000	235,095
Time Warner, Inc.,
7.63%, 04/15/31	523,000	730,839
7.70%, 05/01/32	248,000	342,605
Viacom, Inc.,
3.25%, 03/15/23	400,000	402,406
4.38%, 03/15/43	200,000	183,998
Walt Disney Co. (The),
1.10%, 12/01/17	500,000	500,186

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Walt Disney Co. (The), (continued)
3.00%, 02/13/26	$250,000	$257,007
3.00%, 07/30/46	60,000	53,246
WPP Finance 2010,
4.75%, 11/21/21	100,000	111,739
3.75%, 09/19/24	250,000	263,274

		9,313,259

Metals & Mining 0.3%
Barrick Gold Corp.,
4.10%, 05/01/23	79,000	84,923
5.25%, 04/01/42	200,000	219,006
BHP Billiton Finance USA Ltd.,
3.25%, 11/21/21	250,000	264,065
3.85%, 09/30/23 (b)	500,000	542,425
6.42%, 03/01/26	55,000	68,256
Goldcorp, Inc.,
2.13%, 03/15/18	250,000	250,554
Newmont Mining Corp.,
5.88%, 04/01/35	164,000	183,047
Nucor Corp.,
4.00%, 08/01/23	250,000	268,648
Rio Tinto Alcan, Inc.,
5.75%, 06/01/35	144,000	158,673
Rio Tinto Finance USA plc,
2.88%, 08/21/22	25,000	25,857
4.13%, 08/21/42	150,000	152,054
Southern Copper Corp.,
6.75%, 04/16/40	100,000	108,937
5.88%, 04/23/45	150,000	149,858
Vale Overseas Ltd.,
6.88%, 11/21/36	306,000	308,586
Vale SA,
5.63%, 09/11/42	150,000	130,414

		2,915,303

Multiline Retail 0.2%
Dollar General Corp.,
1.88%, 04/15/18	250,000	251,059
Kohl’s Corp.,
4.00%, 11/01/21	100,000	106,822
3.25%, 02/01/23	150,000	148,618
Macy’s Retail Holdings, Inc.,
6.90%, 04/01/29	50,000	56,068
6.70%, 07/15/34	150,000	163,483
Nordstrom, Inc.,
4.00%, 10/15/21	250,000	266,668
Target Corp.,
6.00%, 01/15/18	300,000	316,999
2.50%, 04/15/26	250,000	249,052
6.35%, 11/01/32	154,000	204,698

		1,763,467

20

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Multi-Utilities 0.5%
Ameren Illinois Co.,
2.70%, 09/01/22	$350,000	$361,951
Berkshire Hathaway Energy Co.,
3.50%, 02/01/25	750,000	795,539
CMS Energy Corp.,
3.00%, 05/15/26	250,000	252,076
Consolidated Edison Co. of New York, Inc.,
3.30%, 12/01/24	350,000	370,452
Series 03-A, 5.88%, 04/01/33	82,000	101,303
5.70%, 06/15/40	150,000	191,340
Delmarva Power & Light Co.,
4.00%, 06/01/42	100,000	103,696
Dominion Resources, Inc.,
5.20%, 08/15/19	100,000	109,205
Series C, 2.00%, 08/15/21	500,000	497,702
3.63%, 12/01/24	250,000	260,844
Series B, 5.95%, 06/15/35	174,000	209,100
NiSource Finance Corp.,
5.95%, 06/15/41	150,000	183,084
Puget Energy, Inc.,
3.65%, 05/15/25	250,000	256,564
Puget Sound Energy, Inc.,
5.48%, 06/01/35	103,000	126,587
San Diego Gas & Electric Co.,
3.95%, 11/15/41	150,000	159,627
Sempra Energy,
4.05%, 12/01/23	200,000	215,599
6.00%, 10/15/39	100,000	125,321
Southern Co. Gas Capital Corp.,
4.40%, 06/01/43	100,000	104,955
WEC Energy Group, Inc.,
3.55%, 06/15/25	250,000	264,378

		4,689,323

Oil, Gas & Consumable Fuels 2.3%
Anadarko Petroleum Corp.,
5.55%, 03/15/26 (b)	250,000	284,198
6.45%, 09/15/36	269,000	319,217
Apache Corp.,
3.63%, 02/01/21	250,000	261,165
4.75%, 04/15/43	250,000	261,092
BP Capital Markets plc,
1.38%, 05/10/18	250,000	249,457
2.32%, 02/13/20	250,000	253,936
4.50%, 10/01/20	100,000	109,546
3.56%, 11/01/21	250,000	266,906
3.06%, 03/17/22	210,000	218,838
3.51%, 03/17/25	250,000	262,037
Buckeye Partners LP,
4.15%, 07/01/23	250,000	256,210
Canadian Natural Resources Ltd.,
6.25%, 03/15/38	210,000	239,246

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.,
1.72%, 06/24/18	$500,000	$503,419
2.19%, 11/15/19	55,000	56,078
2.36%, 12/05/22	250,000	251,676
2.95%, 05/16/26	250,000	255,061
Columbia Pipeline Group, Inc.,
3.30%, 06/01/20	350,000	361,430
ConocoPhillips,
5.90%, 10/15/32	123,000	145,027
6.50%, 02/01/39	200,000	255,314
ConocoPhillips Co.,
2.40%, 12/15/22	250,000	248,945
3.35%, 05/15/25 (b)	250,000	254,226
4.15%, 11/15/34	145,000	143,552
Devon Energy Corp.,
7.95%, 04/15/32	250,000	315,465
5.00%, 06/15/45	150,000	145,173
Ecopetrol SA,
5.88%, 05/28/45	325,000	286,813
El Paso Natural Gas Co. LLC,
8.37%, 06/15/32	50,000	62,574
Enable Midstream Partners LP,
5.00%, 05/15/44	150,000	125,595
Enbridge Energy Partners LP,
5.20%, 03/15/20	250,000	270,963
Energy Transfer Partners LP,
4.65%, 06/01/21	100,000	107,254
5.20%, 02/01/22	250,000	273,997
6.05%, 06/01/41	100,000	101,809
6.50%, 02/01/42	250,000	264,702
EnLink Midstream Partners LP,
4.85%, 07/15/26	250,000	254,657
Enterprise Products Operating LLC,
6.13%, 10/15/39	215,000	247,042
4.85%, 08/15/42	150,000	152,142
4.95%, 10/15/54	250,000	240,753
EOG Resources, Inc.,
5.63%, 06/01/19	130,000	142,391
4.10%, 02/01/21	200,000	214,303
Exxon Mobil Corp.,
3.18%, 03/15/24	350,000	368,760
2.71%, 03/06/25	250,000	254,158
3.04%, 03/01/26	75,000	77,552
4.11%, 03/01/46	200,000	215,818
Hess Corp.,
4.30%, 04/01/27	250,000	248,879
7.30%, 08/15/31	127,000	148,688
Husky Energy, Inc.,
3.95%, 04/15/22	200,000	212,816
Kinder Morgan Energy Partners LP,
6.85%, 02/15/20	425,000	478,985
5.80%, 03/15/35	144,000	151,116
6.38%, 03/01/41	250,000	270,744

21

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.,
3.05%, 12/01/19	$500,000	$512,315
4.30%, 06/01/25	85,000	88,341
5.30%, 12/01/34	200,000	202,786
5.05%, 02/15/46	250,000	242,175
Magellan Midstream Partners LP,
4.25%, 09/15/46	200,000	194,257
Marathon Oil Corp.,
6.80%, 03/15/32	82,000	89,134
Marathon Petroleum Corp.,
5.13%, 03/01/21	300,000	332,350
6.50%, 03/01/41	100,000	107,939
MPLX LP,
5.50%, 02/15/23	250,000	260,467
4.50%, 07/15/23	250,000	257,178
Nexen Energy ULC,
5.88%, 03/10/35	92,000	109,164
6.40%, 05/15/37	250,000	316,587
Noble Energy, Inc.,
3.90%, 11/15/24	250,000	257,036
6.00%, 03/01/41	150,000	167,777
Occidental Petroleum Corp.,
3.13%, 02/15/22	200,000	208,802
3.40%, 04/15/26	140,000	146,146
ONEOK Partners LP,
4.90%, 03/15/25	250,000	272,437
Petro-Canada,
5.95%, 05/15/35	189,000	226,922
Petroleos Mexicanos,
3.50%, 07/18/18	500,000	508,125
6.63%, 06/15/35	301,000	302,957
5.50%, 06/27/44	80,000	68,912
6.38%, 01/23/45	250,000	237,625
Phillips 66,
5.88%, 05/01/42	150,000	183,211
Pioneer Natural Resources Co.,
3.95%, 07/15/22	50,000	53,371
Plains All American Pipeline LP,
4.70%, 06/15/44	250,000	230,437
Spectra Energy Capital LLC,
6.75%, 02/15/32	123,000	139,938
Spectra Energy Partners LP,
3.50%, 03/15/25	250,000	252,196
Statoil ASA,
1.15%, 05/15/18	250,000	249,250
2.75%, 11/10/21	500,000	517,693
6.80%, 01/15/28	225,000	303,358
Suncor Energy, Inc.,
3.60%, 12/01/24	120,000	124,642
Sunoco Logistics Partners Operations LP,
5.35%, 05/15/45	150,000	151,352

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Total Capital International SA,
3.70%, 01/15/24	$500,000	$541,517
TransCanada PipeLines Ltd.,
3.80%, 10/01/20	250,000	266,104
4.63%, 03/01/34	250,000	274,554
5.85%, 03/15/36	150,000	184,456
Valero Energy Corp.,
3.65%, 03/15/25	205,000	207,723
7.50%, 04/15/32	82,000	103,853
6.63%, 06/15/37	100,000	117,031
Williams Partners LP,
3.90%, 01/15/25	250,000	249,340
5.40%, 03/04/44	250,000	248,578

		20,597,761

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 05/15/31	200,000	313,012

Pharmaceuticals 1.1%
Actavis Funding SCS,
3.45%, 03/15/22	155,000	160,921
3.85%, 06/15/24	40,000	41,608
4.55%, 03/15/35	100,000	103,251
4.85%, 06/15/44	150,000	158,698
4.75%, 03/15/45	250,000	262,233
Actavis, Inc.,
3.25%, 10/01/22	200,000	205,975
Allergan, Inc.,
1.35%, 03/15/18	300,000	298,484
AstraZeneca plc,
3.38%, 11/16/25	500,000	520,575
6.45%, 09/15/37	140,000	190,411
Bristol-Myers Squibb Co.,
2.00%, 08/01/22	350,000	351,696
Eli Lilly & Co.,
2.75%, 06/01/25	45,000	46,583
GlaxoSmithKline Capital plc,
2.85%, 05/08/22	250,000	259,997
GlaxoSmithKline Capital, Inc.,
5.38%, 04/15/34	139,000	168,338
Johnson & Johnson,
2.95%, 09/01/20	100,000	105,385
2.45%, 12/05/21	250,000	260,245
2.45%, 03/01/26	75,000	75,671
4.95%, 05/15/33	287,000	354,223
Merck & Co., Inc.,
1.10%, 01/31/18	500,000	500,761
2.75%, 02/10/25	220,000	224,266
4.15%, 05/18/43	250,000	274,526
Mylan NV,
3.15%, 06/15/21 (c)	750,000	762,046

22

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Novartis Capital Corp.,
3.40%, 05/06/24	$500,000	$539,539
3.00%, 11/20/25	250,000	260,978
Perrigo Co. plc,
4.00%, 11/15/23	250,000	256,415
Pfizer, Inc.,
4.65%, 03/01/18	185,000	193,394
7.20%, 03/15/39	375,000	560,855
Pharmacia LLC,
6.60%, 12/01/28	123,000	164,590
Sanofi,
1.25%, 04/10/18	250,000	250,130
Shire Acquisitions Investments Ireland DAC,
2.40%, 09/23/21	750,000	744,183
3.20%, 09/23/26	190,000	186,575
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/21	32,000	33,702
Teva Pharmaceutical Finance Co. LLC,
6.15%, 02/01/36	5,000	6,155
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21	82,000	86,362
Teva Pharmaceutical Finance Netherlands III BV,
3.15%, 10/01/26	800,000	778,029
Zoetis, Inc.,
3.25%, 02/01/23	50,000	51,094
4.50%, 11/13/25	115,000	127,158

		9,565,052

Road & Rail 0.4%
Burlington Northern Santa Fe LLC,
7.95%, 08/15/30	144,000	211,840
5.05%, 03/01/41	350,000	412,721
4.70%, 09/01/45	150,000	171,576
Canadian National Railway Co.,
6.90%, 07/15/28	168,000	233,418
6.20%, 06/01/36	64,000	87,648
Canadian Pacific Railway Co.,
4.50%, 01/15/22	500,000	546,009
2.90%, 02/01/25	250,000	254,396
CSX Corp.,
5.50%, 04/15/41	100,000	118,977
3.95%, 05/01/50	250,000	243,960
Norfolk Southern Corp.,
2.90%, 02/15/23	92,000	94,300
5.59%, 05/17/25	59,000	69,926
4.84%, 10/01/41	15,000	16,945
4.45%, 06/15/45	50,000	54,510
6.00%, 05/23/11	100,000	117,561
Ryder System, Inc.,
2.50%, 03/01/18	250,000	253,216
2.50%, 05/11/20	105,000	105,747

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
Union Pacific Corp.,
3.25%, 08/15/25	$250,000	$264,537
4.15%, 01/15/45	150,000	160,524
4.05%, 03/01/46	105,000	110,766

		3,528,577

Semiconductors & Semiconductor Equipment 0.3%
Applied Materials, Inc.,
4.30%, 06/15/21	300,000	331,359
Intel Corp.,
1.70%, 05/19/21	750,000	748,947
2.70%, 12/15/22	250,000	259,134
3.70%, 07/29/25	150,000	163,870
4.80%, 10/01/41	200,000	227,538
KLA-Tencor Corp.,
4.65%, 11/01/24	215,000	235,001
Lam Research Corp.,
3.80%, 03/15/25	145,000	150,303
QUALCOMM, Inc.,
4.65%, 05/20/35	250,000	271,725
Texas Instruments, Inc.,
1.75%, 05/01/20	250,000	251,794

		2,639,671

Software 0.7%
Adobe Systems, Inc.,
3.25%, 02/01/25	70,000	72,592
CA, Inc.,
4.50%, 08/15/23	240,000	257,682
CDK Global, Inc.,
4.50%, 10/15/24	250,000	252,119
Microsoft Corp.,
1.00%, 05/01/18	500,000	499,720
3.00%, 10/01/20	350,000	368,942
2.00%, 08/08/23	250,000	246,546
3.63%, 12/15/23	250,000	270,915
2.40%, 08/08/26	465,000	456,067
3.50%, 02/12/35	665,000	665,661
4.45%, 11/03/45	75,000	82,463
3.70%, 08/08/46	500,000	488,586
Oracle Corp.,
5.00%, 07/08/19	100,000	109,305
2.25%, 10/08/19	250,000	255,569
1.90%, 09/15/21	500,000	498,039
2.40%, 09/15/23	250,000	249,371
2.65%, 07/15/26	245,000	241,675
3.25%, 05/15/30	400,000	409,040
4.30%, 07/08/34	500,000	535,885
4.00%, 07/15/46	250,000	246,882

		6,207,059

23

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/20	$200,000	$213,636
3.25%, 04/15/25	165,000	168,878
Home Depot, Inc. (The),
3.35%, 09/15/25	45,000	47,722
5.88%, 12/16/36	230,000	304,781
5.95%, 04/01/41	100,000	133,795
4.40%, 03/15/45	200,000	224,516
Lowe’s Cos., Inc.,
6.50%, 03/15/29	164,000	217,818
4.25%, 09/15/44	250,000	267,024

		1,578,170

Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.,
1.00%, 05/03/18	500,000	499,339
3.45%, 05/06/24	500,000	534,095
2.50%, 02/09/25	170,000	168,930
3.25%, 02/23/26	95,000	99,092
2.45%, 08/04/26	190,000	186,202
3.85%, 05/04/43	250,000	246,189
4.38%, 05/13/45	145,000	154,052
4.65%, 02/23/46	230,000	253,493
Hewlett Packard Enterprise Co.,
5.15%, 10/15/25 (c)	500,000	533,927
HP, Inc.,
4.65%, 12/09/21	500,000	545,030
NetApp, Inc.,
3.38%, 06/15/21	150,000	156,471
Seagate HDD Cayman,
4.75%, 01/01/25	200,000	190,600

		3,567,420

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 06/01/21	100,000	109,299
NIKE, Inc.,
3.38%, 11/01/46	100,000	96,421
VF Corp.,
3.50%, 09/01/21	200,000	213,393

		419,113

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 04/15/24	250,000	271,607

Tobacco 0.3%
Altria Group, Inc.,
9.25%, 08/06/19	89,000	107,313
2.63%, 01/14/20	250,000	257,184
2.85%, 08/09/22	250,000	257,180
4.25%, 08/09/42	100,000	103,877
5.38%, 01/31/44	100,000	121,982

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco (continued)
Philip Morris International, Inc.,
5.65%, 05/16/18	$150,000	$159,755
3.60%, 11/15/23	500,000	538,221
3.25%, 11/10/24	350,000	368,622
4.88%, 11/15/43	150,000	170,020
Reynolds American, Inc.,
4.45%, 06/12/25	500,000	548,847
5.70%, 08/15/35	75,000	90,682

		2,723,683

Trading Companies & Distributors 0.0%†
GATX Corp.,
2.38%, 07/30/18	250,000	252,691

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 09/01/45	250,000	277,629
United Utilities plc,
5.38%, 02/01/19	100,000	106,004

		383,633

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 03/30/20	500,000	547,548
6.38%, 03/01/35	123,000	149,684
Rogers Communications, Inc.,
5.00%, 03/15/44	250,000	281,423
Vodafone Group plc,
2.95%, 02/19/23	250,000	252,576
7.88%, 02/15/30	144,000	197,735
6.15%, 02/27/37	75,000	89,244

		1,518,210

Total Corporate Bonds (cost $226,749,592)		238,288,128

Foreign Government Securities 2.2%
CANADA 0.4%
Province of British Columbia Canada,
2.00%, 10/23/22	500,000	505,248
Hydro-Quebec,
8.40%, 01/15/22	153,000	197,567
8.88%, 03/01/26	109,000	156,196
Canadian Government International Bond,
1.63%, 02/27/19	500,000	506,486
Province of Manitoba Canada,
1.75%, 05/30/19	500,000	505,627
Province of Quebec Canada,
2.88%, 10/16/24	250,000	262,159
7.50%, 09/15/29	200,000	295,602

24

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount	Market Value

CANADA (continued)
Province of Ontario Canada,
1.20%, 02/14/18	$750,000	$750,746
2.00%, 01/30/19	750,000	761,078

		3,940,709

COLOMBIA 0.2%
Republic of Colombia,
7.38%, 03/18/19	600,000	676,200
7.38%, 09/18/37	250,000	320,000
5.00%, 06/15/45	350,000	355,250

		1,351,450

GERMANY 0.6%
KFW,
4.38%, 03/15/18	800,000	836,433
1.00%, 06/11/18	1,000,000	999,206
1.00%, 09/07/18	1,500,000	1,497,666
1.75%, 10/15/19	1,000,000	1,014,228
2.75%, 09/08/20	550,000	577,752

		4,925,285

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 03/25/24	750,000	861,678

ISRAEL 0.0%†
State of Israel,
3.15%, 06/30/23	250,000	263,875

ITALY 0.0%†
Republic of Italy,
5.38%, 06/15/33	184,000	218,349

MEXICO 0.3%
Petroleos Mexicanos,
4.50%, 01/23/26	250,000	241,500
5.63%, 01/23/46	100,000	86,475
6.75%, 09/21/47 (c)	359,000	355,859
United Mexican States,
5.13%, 01/15/20	250,000	276,062
3.63%, 03/15/22	500,000	522,500
6.75%, 09/27/34	373,000	481,170
5.55%, 01/21/45	200,000	224,000
4.60%, 01/23/46	250,000	244,375
5.75%, 10/12/10	200,000	204,500

		2,636,441

PANAMA 0.1%
Republic of Panama,
5.20%, 01/30/20	250,000	275,313
6.70%, 01/26/36	250,000	332,187

		607,500

Foreign Government Securities (continued)

	Principal Amount	Market Value

PERU 0.1%
Republic of Peru,
7.13%, 03/30/19	$370,000	$419,025
5.63%, 11/18/50	200,000	254,000

		673,025

PHILIPPINES 0.1%
Republic of the Philippines,
6.50%, 01/20/20	250,000	288,513
7.75%, 01/14/31	250,000	377,578
6.38%, 10/23/34	250,000	348,241
3.70%, 03/01/41	250,000	261,742

		1,276,074

POLAND 0.1%
Republic of Poland,
5.13%, 04/21/21	125,000	141,160
5.00%, 03/23/22	450,000	509,625
4.00%, 01/22/24	250,000	272,800

		923,585

SOUTH AFRICA 0.0%†
Republic of South Africa,
4.67%, 01/17/24	250,000	262,000
6.25%, 03/08/41	100,000	116,567

		378,567

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 01/29/21	350,000	377,615
Republic of Korea,
5.63%, 11/03/25	200,000	255,240
Korea Development Bank (The),
4.63%, 11/16/21	200,000	224,789

		857,644

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 08/14/24	350,000	382,900
4.38%, 10/27/27	250,000	264,063
5.10%, 06/18/50	150,000	149,437

		796,400

Total Foreign Government Securities (cost $19,027,333)		19,710,582

Mortgage-Backed Securities 27.9%
FHLMC Gold Pool
Pool# E86533
6.00%, 12/01/16	14	14
Pool# E87584
6.00%, 01/01/17	14	14

25

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# E86995
6.50%, 01/01/17	$107	$107
Pool# E87291
6.50%, 01/01/17	57	57
Pool# E88076
6.00%, 02/01/17	59	59
Pool# E88055
6.50%, 02/01/17	835	837
Pool# E88134
6.00%, 03/01/17	41	41
Pool# E88729
6.00%, 04/01/17	208	209
Pool# E89149
6.00%, 04/01/17	64	64
Pool# E89151
6.00%, 04/01/17	207	208
Pool# E89217
6.00%, 04/01/17	174	175
Pool# E89222
6.00%, 04/01/17	133	133
Pool# E89347
6.00%, 04/01/17	28	28
Pool# E89496
6.00%, 04/01/17	120	121
Pool# E89203
6.50%, 04/01/17	90	90
Pool# E89530
6.00%, 05/01/17	347	349
Pool# E89909
6.00%, 05/01/17	164	165
Pool# B15071
6.00%, 06/01/17	579	581
Pool# E01157
6.00%, 06/01/17	542	548
Pool# E90194
6.00%, 06/01/17	113	114
Pool# E90313
6.00%, 06/01/17	59	59
Pool# E90591
5.50%, 07/01/17	448	452
Pool# E90645
6.00%, 07/01/17	437	439
Pool# G11399
5.50%, 04/01/18	1,358	1,373
Pool# B10210
5.50%, 10/01/18	7,092	7,252
Pool# B11548
5.50%, 12/01/18	7,729	7,933
Pool# E01604
5.50%, 03/01/19	6,943	7,192
Pool# B13430
5.50%, 04/01/19	4,175	4,220

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# B15396
5.50%, 06/01/19	$3,985	$4,012
Pool# G18007
6.00%, 07/01/19	3,061	3,178
Pool# B16087
6.00%, 08/01/19	18,969	19,656
Pool# G18022
5.50%, 11/01/19	12,701	13,312
Pool# B14288
5.50%, 12/01/19	4,414	4,545
Pool# J02325
5.50%, 07/01/20	4,305	4,413
Pool# J00935
5.00%, 12/01/20	6,218	6,386
Pool# J00854
5.00%, 01/01/21	7,361	7,561
Pool# J00855
5.50%, 01/01/21	14,004	14,761
Pool# J01279
5.50%, 02/01/21	4,890	5,203
Pool# J01570
5.50%, 04/01/21	3,976	4,191
Pool# J01771
5.00%, 05/01/21	6,152	6,319
Pool# J06015
5.00%, 05/01/21	22,491	23,101
Pool# J05950
5.50%, 05/01/21	40,830	42,729
Pool# G18122
5.00%, 06/01/21	9,747	10,272
Pool# J01980
6.00%, 06/01/21	7,632	7,650
Pool# J03074
5.00%, 07/01/21	6,713	6,895
Pool# J03028
5.50%, 07/01/21	1,329	1,382
Pool# J09912
4.00%, 06/01/24	1,137,124	1,204,956
Pool# C00351
8.00%, 07/01/24	337	375
Pool# D60780
8.00%, 06/01/25	1,612	1,795
Pool# G30267
5.00%, 08/01/25	208,131	230,012
Pool# J13883
3.50%, 12/01/25	657,564	703,470
Pool# J18127
3.00%, 03/01/27	286,639	300,050
Pool# J18702
3.00%, 03/01/27	318,391	333,287
Pool# J19106
3.00%, 05/01/27	125,133	131,227
Pool# J20471
3.00%, 09/01/27	537,234	562,368

26

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# D82854
7.00%, 10/01/27	$1,062	$1,166
Pool# G14609
3.00%, 11/01/27	754,743	790,054
Pool# C00566
7.50%, 12/01/27	1,237	1,419
Pool# G15100
2.50%, 07/01/28	207,317	213,505
Pool# C00678
7.00%, 11/01/28	1,512	1,788
Pool# C18271
7.00%, 11/01/28	1,832	2,045
Pool# C00836
7.00%, 07/01/29	687	804
Pool# C31282
7.00%, 09/01/29	76	80
Pool# C31285
7.00%, 09/01/29	1,820	2,108
Pool# A18212
7.00%, 11/01/29	31,374	33,512
Pool# C32914
8.00%, 11/01/29	2,249	2,450
Pool# G18536
2.50%, 01/01/30	2,503,149	2,577,864
Pool# C37436
8.00%, 01/01/30	2,023	2,513
Pool# C36306
7.00%, 02/01/30	523	547
Pool# C36429
7.00%, 02/01/30	521	541
Pool# C00921
7.50%, 02/01/30	1,424	1,655
Pool# G01108
7.00%, 04/01/30	572	672
Pool# C37703
7.50%, 04/01/30	1,005	1,136
Pool# G18552
3.00%, 05/01/30	1,155,521	1,209,583
Pool# J32243
3.00%, 07/01/30	951,841	998,511
Pool# J32255
3.00%, 07/01/30	58,315	61,165
Pool# J32257
3.00%, 07/01/30	66,052	69,375
Pool# C41561
8.00%, 08/01/30	1,572	1,662
Pool# C01051
8.00%, 09/01/30	2,193	2,489
Pool# C43550
7.00%, 10/01/30	2,574	2,722
Pool# C44017
7.50%, 10/01/30	371	380
Pool# C43967
8.00%, 10/01/30	5,047	5,046

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C44957
8.00%, 11/01/30	$2,435	$2,822
Pool# C01106
7.00%, 12/01/30	10,126	12,184
Pool# C01103
7.50%, 12/01/30	1,048	1,291
Pool# C01116
7.50%, 01/01/31	933	1,120
Pool# C46932
7.50%, 01/01/31	534	558
Pool# C47287
7.50%, 02/01/31	1,154	1,201
Pool# G01217
7.00%, 03/01/31	9,962	12,016
Pool# C48206
7.50%, 03/01/31	1,412	1,416
Pool# C91366
4.50%, 04/01/31	180,265	197,484
Pool# G18601
3.00%, 05/01/31	64,262	67,270
Pool# G18605
3.00%, 06/01/31	34,211	35,816
Pool# C91377
4.50%, 06/01/31	94,655	103,702
Pool# C53324
7.00%, 06/01/31	1,304	1,387
Pool# C01209
8.00%, 06/01/31	912	1,057
Pool# C54792
7.00%, 07/01/31	1,873	1,927
Pool# C55071
7.50%, 07/01/31	502	518
Pool# G01309
7.00%, 08/01/31	1,830	2,208
Pool# C01222
7.00%, 09/01/31	1,214	1,464
Pool# G01311
7.00%, 09/01/31	11,293	13,373
Pool# G01315
7.00%, 09/01/31	397	453
Pool# C58647
7.00%, 10/01/31	228	234
Pool# C58694
7.00%, 10/01/31	4,874	5,543
Pool# C60012
7.00%, 11/01/31	632	661
Pool# C61298
8.00%, 11/01/31	2,109	2,178
Pool# C61105
7.00%, 12/01/31	4,480	4,798
Pool# C01305
7.50%, 12/01/31	782	874

27

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# C62218
7.00%, 01/01/32	$2,012	$2,057
Pool# C63171
7.00%, 01/01/32	5,020	5,514
Pool# C64121
7.50%, 02/01/32	1,577	1,632
Pool# C01345
7.00%, 04/01/32	6,851	8,195
Pool# G01391
7.00%, 04/01/32	19,245	22,986
Pool# C65717
7.50%, 04/01/32	3,357	3,452
Pool# C01370
8.00%, 04/01/32	2,617	3,057
Pool# C66916
7.00%, 05/01/32	13,977	16,027
Pool# C67235
7.00%, 05/01/32	5,515	5,716
Pool# C01381
8.00%, 05/01/32	13,040	15,469
Pool# C68290
7.00%, 06/01/32	2,090	2,238
Pool# C68300
7.00%, 06/01/32	9,156	10,420
Pool# G01449
7.00%, 07/01/32	12,472	14,402
Pool# C68988
7.50%, 07/01/32	2,408	2,416
Pool# C69908
7.00%, 08/01/32	20,133	22,685
Pool# C70211
7.00%, 08/01/32	9,912	10,291
Pool# C91558
3.50%, 09/01/32	196,600	208,738
Pool# G01536
7.00%, 03/01/33	14,214	17,286
Pool# G30642
3.00%, 05/01/33	121,318	126,511
Pool# G30646
3.00%, 05/01/33	259,973	270,992
Pool# K90535
3.00%, 05/01/33	55,441	58,018
Pool# A16419
6.50%, 11/01/33	12,379	14,182
Pool# A16522
6.50%, 12/01/33	33,268	38,113
Pool# C01806
7.00%, 01/01/34	9,645	10,207
Pool# A21356
6.50%, 04/01/34	49,342	57,001
Pool# C01851
6.50%, 04/01/34	31,282	35,838

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# A22067
6.50%, 05/01/34	$44,794	$53,899
Pool# A24301
6.50%, 05/01/34	65,477	75,935
Pool# A24988
6.50%, 07/01/34	9,002	10,313
Pool# G01741
6.50%, 10/01/34	14,185	16,475
Pool# G08023
6.50%, 11/01/34	28,853	33,730
Pool# A33137
6.50%, 01/01/35	9,141	10,473
Pool# G08064
6.50%, 04/01/35	12,346	14,856
Pool# G01947
7.00%, 05/01/35	16,496	19,828
Pool# G08088
6.50%, 10/01/35	111,281	134,989
Pool# A39759
5.50%, 11/01/35	16,561	18,644
Pool# A40376
5.50%, 12/01/35	12,085	13,740
Pool# A42305
5.50%, 01/01/36	37,396	42,582
Pool# A41548
7.00%, 01/01/36	14,026	15,928
Pool# G08111
5.50%, 02/01/36	43,340	49,134
Pool# A43861
5.50%, 03/01/36	79,549	90,376
Pool# A43886
5.50%, 03/01/36	426,067	493,317
Pool# G08116
5.50%, 03/01/36	44,050	50,162
Pool# A43534
6.50%, 03/01/36	15,242	17,462
Pool# A48735
5.50%, 05/01/36	10,333	11,603
Pool# G08136
6.50%, 06/01/36	17,577	21,203
Pool# A53039
6.50%, 10/01/36	97,410	111,597
Pool# A53219
6.50%, 10/01/36	12,067	13,825
Pool# A57803
6.50%, 02/01/37	102,517	117,448
Pool# A66192
6.50%, 09/01/37	8,075	9,251
Pool# G04251
6.50%, 04/01/38	8,891	10,185
Pool# A79540
6.50%, 07/01/38	12,537	14,363

28

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G04569
6.50%, 08/01/38	$9,186	$10,524
Pool# A82297
6.50%, 10/01/38	20,520	23,508
Pool# A84168
6.50%, 01/01/39	6,783	7,771
Pool# A84252
6.50%, 01/01/39	29,073	35,118
Pool# A84287
6.50%, 01/01/39	22,783	27,286
Pool# G05535
4.50%, 07/01/39	1,382,982	1,513,625
Pool# A91165
5.00%, 02/01/40	2,552,270	2,831,476
Pool# G60342
4.50%, 05/01/42	278,652	305,062
Pool# G60195
4.00%, 06/01/42	651,236	699,404
Pool# G07158
3.50%, 10/01/42	426,869	449,417
Pool# G07163
3.50%, 10/01/42	192,961	204,172
Pool# Q11532
3.50%, 10/01/42	150,615	158,601
Pool# Q12051
3.50%, 10/01/42	240,058	252,727
Pool# C09020
3.50%, 11/01/42	823,916	867,232
Pool# G07264
3.50%, 12/01/42	418,639	440,689
Pool# Q14292
3.50%, 01/01/43	79,762	84,375
Pool# Q14881
3.50%, 01/01/43	86,866	91,189
Pool# Q15884
3.00%, 02/01/43	777,184	801,871
Pool# V80002
2.50%, 04/01/43	389,032	388,369
Pool# Q16915
3.00%, 04/01/43	724,297	751,148
Pool# Q17675
3.50%, 04/01/43	387,871	408,475
Pool# Q18523
3.50%, 05/01/43	1,194,524	1,253,625
Pool# Q18751
3.50%, 06/01/43	1,595,222	1,673,843
Pool# G07410
3.50%, 07/01/43	147,939	157,436
Pool# G07459
3.50%, 08/01/43	743,096	782,210
Pool# G60038
3.50%, 01/01/44	1,089,085	1,146,336

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# Q26869
4.00%, 06/01/44	$1,290,029	$1,391,741
Pool# G07946
4.00%, 07/01/44	228,255	245,936
Pool# Q28607
3.50%, 09/01/44	214,398	226,933
Pool# G08623
3.50%, 01/01/45	121,897	127,905
Pool# Q30833
4.00%, 01/01/45	22,867	24,468
Pool# G60400
4.50%, 01/01/45	233,217	257,316
Pool# G08632
3.50%, 03/01/45	952,304	999,239
Pool# Q34165
4.00%, 06/01/45	391,929	419,871
Pool# Q34167
4.00%, 06/01/45	865,526	926,387
Pool# Q35136
3.50%, 08/01/45	267,038	280,215
Pool# G08660
4.00%, 08/01/45	1,524,830	1,630,084
Pool# Q35617
4.00%, 08/01/45	2,233,225	2,390,298
Pool# V81873
4.00%, 08/01/45	59,643	63,769
Pool# V81973
3.50%, 10/01/45	37,101	39,079
Pool# G08672
4.00%, 10/01/45	64,147	68,586
Pool# G08676
3.50%, 11/01/45	1,773,424	1,860,829
Pool# G08677
4.00%, 11/01/45	232,834	248,950
Pool# G08681
3.50%, 12/01/45	514,246	539,619
Pool# G08682
4.00%, 12/01/45	72,246	77,255
Pool# G60397
4.00%, 12/01/45	32,583	34,878
Pool# G08687
3.50%, 01/01/46	50,273	52,761
Pool# Q38357
4.00%, 01/01/46	22,832	24,428
Pool# Q38643
3.50%, 02/01/46	150,100	157,515
Pool# Q39230
3.50%, 03/01/46	152,845	160,582
Pool# Q39434
3.50%, 03/01/46	80,832	84,926
Pool# G08699
4.00%, 03/01/46	45,518	48,716

29

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# Q39440
4.00%, 03/01/46	$24,482	$26,231
Pool# Q39378
4.50%, 03/01/46	49,138	53,710
Pool# G08702
3.50%, 04/01/46	98,016	102,870
Pool# Q40089
4.00%, 04/01/46	34,578	37,016
Pool# G08704
4.50%, 04/01/46	52,866	57,824
Pool# Q40097
4.50%, 04/01/46	4,487	4,917
Pool# G60582
3.50%, 05/01/46	209,000	221,170
Pool# Q40718
3.50%, 05/01/46	78,988	83,050
Pool# G08707
4.00%, 05/01/46	395,263	423,188
Pool# Q40649
4.00%, 05/01/46	357,114	382,394
Pool# G08708
4.50%, 05/01/46	34,280	37,567
Pool# Q40728
4.50%, 05/01/46	6,812	7,461
Pool# Q41208
3.50%, 06/01/46	443,987	466,736
Pool# G08713
4.50%, 06/01/46	42,599	46,690
Pool# Q41491
3.50%, 07/01/46	56,189	59,039
Pool# Q41860
3.50%, 07/01/46	36,261	38,098
Pool# Q41903
3.50%, 07/01/46	373,880	392,940
Pool# Q41935
3.50%, 07/01/46	24,661	26,108
Pool# Q43062
3.50%, 07/01/46	26,409	27,756
Pool# Q41945
4.50%, 07/01/46	46,388	50,996
Pool# Q41947
4.50%, 07/01/46	17,012	18,675
Pool# G08716
3.50%, 08/01/46	443,335	465,788
Pool# Q42203
3.50%, 08/01/46	47,212	49,691
Pool# Q42304
3.50%, 08/01/46	30,003	31,528
Pool# Q42393
3.50%, 08/01/46	74,550	78,333
Pool# Q42596
3.50%, 08/01/46	351,109	369,442
Pool# Q42607
4.50%, 08/01/46	18,600	20,417

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FHLMC Gold Pool (continued)
Pool# G08722
3.50%, 09/01/46	$64,469	$67,746
Pool# V82617
3.50%, 09/01/46	215,898	228,234
Pool# G08723
4.00%, 09/01/46	108,306	116,338
Pool# Q43184
4.50%, 09/01/46	116,931	128,754
Pool# G08727
3.50%, 10/01/46	590,163	620,159
Pool# G08728
4.00%, 10/01/46	254,239	272,569
Pool# G08734
4.00%, 10/01/46	40,195	43,057
Pool# G08733
3.50%, 11/01/46	125,000	131,353
FHLMC Gold Pool TBA
2.50%, 11/15/31	3,400,000	3,498,281
3.00%, 11/15/31	1,223,000	1,279,850
3.50%, 11/15/31	575,000	606,962
3.00%, 11/15/46	15,088,000	15,532,655
3.50%, 11/15/46	1,392,000	1,460,893
4.00%, 11/15/46	493,000	527,337
4.50%, 11/15/46	1,753,000	1,915,632
FHLMC Non Gold Pool
Pool# 1B8478
3.34%, 07/01/41 (a)	225,114	237,409
Pool# 2B0108
2.53%, 01/01/42 (a)	13,639	14,329
FNMA Pool
Pool# 969977
5.00%, 05/01/23	278,972	289,256
Pool# 990972
6.00%, 09/01/23	20,256	21,226
Pool# AA2549
4.00%, 04/01/24	131,626	138,642
Pool# 935348
5.50%, 06/01/24	39,705	41,519
Pool# AC1374
4.00%, 08/01/24	160,157	171,240
Pool# AC1529
4.50%, 09/01/24	66,671	71,855
Pool# AD0244
4.50%, 10/01/24	49,281	52,978
Pool# AD4089
4.50%, 05/01/25	430,891	464,769
Pool# 890216
4.50%, 07/01/25	89,080	95,421
Pool# AH1361
3.50%, 12/01/25	281,954	298,432
Pool# AH1518
3.50%, 12/01/25	155,338	163,752

30

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AE6384
4.00%, 01/01/26	$26,996	$28,868
Pool# AL0298
4.00%, 05/01/26	407,251	435,656
Pool# AB4277
3.00%, 01/01/27	1,170,650	1,225,590
Pool# AP4746
3.00%, 08/01/27	193,295	202,893
Pool# AP4640
3.00%, 09/01/27	120,826	126,833
Pool# AP7855
3.00%, 09/01/27	1,123,022	1,178,705
Pool# AB6886
3.00%, 11/01/27	102,221	107,375
Pool# AB6887
3.00%, 11/01/27	206,959	217,218
Pool# AQ3758
3.00%, 11/01/27	135,424	142,158
Pool# AQ4532
3.00%, 11/01/27	166,718	175,010
Pool# AQ5096
3.00%, 11/01/27	262,009	275,037
Pool# AQ7406
3.00%, 11/01/27	113,687	119,341
Pool# AQ2884
3.00%, 12/01/27	114,769	120,485
Pool# AS0487
2.50%, 09/01/28	421,431	434,243
Pool# 930998
4.50%, 04/01/29	69,188	75,536
Pool# MA0243
5.00%, 11/01/29	32,659	36,207
Pool# AL8077
3.50%, 12/01/29	39,539	41,649
Pool# MA0268
5.00%, 12/01/29	25,691	28,442
Pool# AX7727
2.50%, 03/01/30	654,846	674,385
Pool# AB1038
5.00%, 05/01/30	42,792	47,442
Pool# AD5655
5.00%, 05/01/30	65,601	72,738
Pool# MA0443
5.00%, 05/01/30	41,547	46,038
Pool# AS5412
2.50%, 07/01/30	94,165	96,975
Pool# AS5420
3.00%, 07/01/30	137,880	144,567
Pool# AL7152
3.50%, 07/01/30	971,252	1,033,252
Pool# AS5702
2.50%, 08/01/30	704,160	725,170

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AZ4898
2.50%, 08/01/30	$443,608	$456,844
Pool# AS5560
3.00%, 08/01/30	192,887	201,940
Pool# AS5717
3.00%, 08/01/30	142,031	148,697
Pool# AY8448
3.00%, 08/01/30	442,758	463,537
Pool# AZ2953
3.00%, 09/01/30	564,592	591,089
Pool# AZ5718
3.00%, 09/01/30	611,814	640,527
Pool# MA0559
5.00%, 09/01/30	14,315	15,868
Pool# AS6060
3.00%, 10/01/30	654,527	685,244
Pool# AZ9234
3.50%, 10/01/30	55,839	58,846
Pool# AS6272
2.50%, 12/01/30	131,245	135,161
Pool# AH1515
4.00%, 12/01/30	548,144	591,696
Pool# AD0716
6.50%, 12/01/30	385,916	448,011
Pool# BA6532
2.50%, 01/01/31	114,423	117,837
Pool# MA0641
4.00%, 02/01/31	574,498	619,895
Pool# 560868
7.50%, 02/01/31	544	556
Pool# BC5968
2.50%, 04/01/31	163,186	168,055
Pool# 607212
7.50%, 10/01/31	8,946	10,225
Pool# 607632
6.50%, 11/01/31	95	109
Pool# MA1029
3.50%, 04/01/32	470,364	499,028
Pool# MA1107
3.50%, 07/01/32	127,839	135,630
Pool# MA1166
3.50%, 09/01/32	738,802	783,765
Pool# 661664
7.50%, 09/01/32	12,560	12,890
Pool# 656559
6.50%, 02/01/33	27,435	31,550
Pool# 694846
6.50%, 04/01/33	9,858	11,337
Pool# AB9300
3.00%, 05/01/33	114,643	119,769
Pool# AB9402
3.00%, 05/01/33	312,740	326,528

31

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AB9403
3.00%, 05/01/33	$120,867	$125,898
Pool# 254767
5.50%, 06/01/33	892,041	1,014,831
Pool# MA1527
3.00%, 08/01/33	643,267	669,978
Pool# 750229
6.50%, 10/01/33	24,591	28,280
Pool# 725228
6.00%, 03/01/34	926,461	1,077,536
Pool# 725424
5.50%, 04/01/34	997,615	1,133,257
Pool# 788027
6.50%, 09/01/34	18,438	21,204
Pool# 735141
5.50%, 01/01/35	520,764	593,189
Pool# 735227
5.50%, 02/01/35	578,810	659,113
Pool# AL4260
5.50%, 09/01/36	71,640	81,441
Pool# 310104
5.50%, 08/01/37	553,920	630,724
Pool# 955194
7.00%, 11/01/37	378,966	433,342
Pool# AC9890
2.81%, 04/01/40 (a)	1,153,038	1,215,895
Pool# AD8536
5.00%, 08/01/40	2,232,781	2,474,668
Pool# AB1735
3.50%, 11/01/40	15,485	16,335
Pool# 932888
3.50%, 01/01/41	184,885	198,086
Pool# 932891
3.50%, 01/01/41	32,199	34,398
Pool# AB2067
3.50%, 01/01/41	596,125	633,382
Pool# AB2068
3.50%, 01/01/41	332,285	351,810
Pool# AL6521
5.00%, 04/01/41	1,344,716	1,515,679
Pool# AL0390
5.00%, 05/01/41	534,217	592,776
Pool# AL5863
4.50%, 06/01/41	871,769	957,769
Pool# AJ1249
3.31%, 09/01/41 (a)	269,332	278,993
Pool# AI9920
4.00%, 09/01/41	21,109	22,681
Pool# AI9851
4.50%, 09/01/41	82,101	89,788
Pool# AL0761
5.00%, 09/01/41	954,549	1,061,701

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AJ5431
4.50%, 10/01/41	$193,143	$211,838
Pool# AL0933
5.00%, 10/01/41	205,997	229,349
Pool# AJ4861
4.00%, 12/01/41	317,672	341,474
Pool# AL1437
2.76%, 01/01/42 (a)	138,498	144,180
Pool# AL2499
4.50%, 01/01/42	15,841	17,341
Pool# AX5316
4.50%, 01/01/42	32,893	36,057
Pool# AX5297
5.00%, 01/01/42	43,548	48,297
Pool# AK0714
2.43%, 02/01/42 (a)	33,054	35,019
Pool# AW8167
3.50%, 02/01/42	785,056	823,986
Pool# AB5185
3.50%, 05/01/42	560,663	590,458
Pool# AO3575
4.50%, 05/01/42	64,846	70,832
Pool# 890621
5.00%, 05/01/42	140,155	155,812
Pool# AO4647
3.50%, 06/01/42	881,373	928,199
Pool# AO8036
4.50%, 07/01/42	1,360,976	1,489,978
Pool# AP1961
2.46%, 08/01/42 (a)	197,526	204,080
Pool# AP2092
4.50%, 08/01/42	46,145	50,405
Pool# AP6579
3.50%, 09/01/42	1,049,713	1,106,137
Pool# AP6756
4.00%, 09/01/42	17,706	19,012
Pool# AP7489
4.00%, 09/01/42	675,628	725,445
Pool# AB6524
3.50%, 10/01/42	1,835,176	1,933,287
Pool# AB7074
3.00%, 11/01/42	1,434,747	1,480,479
Pool# AB6786
3.50%, 11/01/42	615,324	645,837
Pool# AL2677
3.50%, 11/01/42	268,460	284,668
Pool# AB7362
3.00%, 12/01/42	756,927	780,887
Pool# MA1273
3.50%, 12/01/42	446,149	470,743
Pool# AR4210
3.50%, 01/01/43	341,691	360,072

32

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AR8213
3.50%, 04/01/43	$378,311	$400,040
Pool# AB9236
3.00%, 05/01/43	150,167	155,687
Pool# AB9237
3.00%, 05/01/43	675,014	699,410
Pool# AB9238
3.00%, 05/01/43	920,508	952,639
Pool# AB9362
3.50%, 05/01/43	700,780	743,357
Pool# AT4145
3.00%, 06/01/43	336,063	347,795
Pool# AB9814
3.00%, 07/01/43	901,231	932,689
Pool# AS0203
3.00%, 08/01/43	386,570	400,064
Pool# AS0255
4.50%, 08/01/43	330,588	362,357
Pool# AL6951
3.50%, 10/01/43	643,086	677,453
Pool# AS2276
4.50%, 04/01/44	591,828	646,867
Pool# AL7767
4.50%, 06/01/44	21,591	23,601
Pool# AS3161
4.00%, 08/01/44	838,282	897,178
Pool# BC5090
4.00%, 10/01/44	120,321	128,788
Pool# AS3946
4.00%, 12/01/44	873,117	947,082
Pool# AS4375
4.00%, 02/01/45	316,962	346,317
Pool# AS4418
4.00%, 02/01/45	470,424	513,988
Pool# AX9524
4.00%, 02/01/45	660,942	722,664
Pool# AY1312
3.50%, 03/01/45	1,386,440	1,470,229
Pool# AS4921
3.50%, 05/01/45	922,548	975,451
Pool# AS5012
4.00%, 05/01/45	881,380	962,929
Pool# AZ2323
4.00%, 07/01/45	474,213	511,413
Pool# AS5668
4.00%, 08/01/45	753,803	807,008
Pool# AZ0968
4.00%, 08/01/45	408,994	437,836
Pool# AZ5682
4.00%, 08/01/45	377,067	406,646
Pool# AS5776
4.00%, 09/01/45	702,466	751,946

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AZ2947
4.00%, 09/01/45	$616,247	$659,544
Pool# MA2436
4.50%, 10/01/45	132,264	144,759
Pool# BA2164
3.00%, 11/01/45	124,299	128,080
Pool# AS6213
4.00%, 11/01/45	60,280	64,604
Pool# AS6282
3.50%, 12/01/45	1,493,536	1,579,191
Pool# AS6311
3.50%, 12/01/45	1,172,965	1,231,196
Pool# BC0326
3.50%, 12/01/45	272,331	285,836
Pool# BA6587
3.50%, 01/01/46	811,100	851,332
Pool# AS6527
4.00%, 01/01/46	199,531	213,690
Pool# BC2667
4.00%, 02/01/46	62,811	67,277
Pool# BA4018
3.50%, 03/01/46	586,095	615,159
Pool# BC0300
3.50%, 03/01/46	242,068	254,072
Pool# BC0307
3.50%, 03/01/46	1,217,530	1,277,907
Pool# AS6848
4.00%, 03/01/46	283,546	303,747
Pool# BA6972
4.00%, 03/01/46	101,049	108,248
Pool# BC0288
4.00%, 03/01/46	566,304	606,651
Pool# BC0298
4.00%, 03/01/46	759,695	813,432
Pool# AL8282
3.50%, 04/01/46	883,470	927,721
Pool# AS7077
3.50%, 04/01/46	675,851	709,625
Pool# BC0823
3.50%, 04/01/46	265,835	279,560
Pool# BC0825
3.50%, 04/01/46	422,633	443,591
Pool# BC4991
3.50%, 04/01/46	246,459	258,766
Pool# BC8396
3.50%, 04/01/46	79,674	83,654
Pool# MA2578
3.50%, 04/01/46	254,080	266,718
Pool# AS6996
4.00%, 04/01/46	1,158,910	1,241,476
Pool# AS7026
4.00%, 04/01/46	407,742	437,135

33

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool (continued)
Pool# AS7039
4.50%, 04/01/46	$50,545	$55,385
Pool# BC1809
3.50%, 05/01/46	190,480	199,977
Pool# AS7108
4.00%, 05/01/46	981,510	1,051,437
Pool# AS7251
4.00%, 05/01/46	488,843	523,670
Pool# AS7545
3.50%, 07/01/46	409,115	430,237
Pool# AS7593
3.50%, 07/01/46	1,089,046	1,150,977
Pool# AS7594
3.50%, 07/01/46	1,008,139	1,065,469
Pool# BC1216
3.50%, 07/01/46	957,332	1,011,773
Pool# AL8858
4.00%, 07/01/46	114,671	123,144
Pool# BC1452
4.00%, 07/01/46	1,253,018	1,344,023
Pool# BD1425
3.50%, 08/01/46	1,195,389	1,255,268
Pool# BD4890
3.50%, 08/01/46	837,811	879,774
Pool# AS7648
4.00%, 08/01/46	275,050	294,984
Pool# AS7760
4.00%, 08/01/46	302,654	326,818
Pool# AS7795
4.00%, 08/01/46	203,083	217,801
Pool# BD3911
4.00%, 08/01/46	32,031	34,321
Pool# BD3923
4.00%, 08/01/46	31,086	33,306
Pool# AS7770
4.50%, 08/01/46	37,773	41,444
Pool# BC2819
4.00%, 09/01/46	227,546	244,388
Pool# BC2825
4.50%, 09/01/46	81,244	89,399
Pool# AS8154
4.50%, 10/01/46	37,292	40,886
Pool# BC4766
4.50%, 10/01/46	56,451	61,979
FNMA Pool TBA
2.50%, 11/25/31	5,932,000	6,103,935
3.00%, 11/25/31	459,598	480,962
3.50%, 11/25/31	304,000	320,281
4.00%, 11/25/31	224,000	231,932
2.50%, 11/25/46	375,000	374,290
3.00%, 11/25/46	13,874,000	14,283,716
4.00%, 11/25/46	887,500	950,318
4.50%, 11/25/46	2,267,000	2,477,760

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

FNMA Pool TBA (continued)
5.00%, 11/25/46	$94,000	$104,100
5.50%, 11/25/46	23,000	25,932
GNMA I Pool
Pool# 279461
9.00%, 11/15/19	255	259
Pool# 376510
7.00%, 05/15/24	1,123	1,228
Pool# 457801
7.00%, 08/15/28	2,236	2,467
Pool# 486936
6.50%, 02/15/29	1,403	1,635
Pool# 502969
6.00%, 03/15/29	4,490	5,166
Pool# 487053
7.00%, 03/15/29	1,940	2,179
Pool# 781014
6.00%, 04/15/29	3,573	4,183
Pool# 509099
7.00%, 06/15/29	2,632	2,715
Pool# 470643
7.00%, 07/15/29	10,342	11,032
Pool# 434505
7.50%, 08/15/29	79	82
Pool# 416538
7.00%, 10/15/29	188	189
Pool# 524269
8.00%, 11/15/29	5,401	5,482
Pool# 781124
7.00%, 12/15/29	9,614	11,665
Pool# 507396
7.50%, 09/15/30	35,094	37,071
Pool# 531352
7.50%, 09/15/30	3,191	3,435
Pool# 536334
7.50%, 10/15/30	145	150
Pool# 540659
7.00%, 01/15/31	664	677
Pool# 486019
7.50%, 01/15/31	1,465	1,671
Pool# 535388
7.50%, 01/15/31	456	469
Pool# 537406
7.50%, 02/15/31	320	325
Pool# 528589
6.50%, 03/15/31	26,852	30,866
Pool# 508473
7.50%, 04/15/31	4,539	5,125
Pool# 544470
8.00%, 04/15/31	2,268	2,297
Pool# 781287
7.00%, 05/15/31	4,566	5,421
Pool# 549742
7.00%, 07/15/31	713	713

34

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 781319
7.00%, 07/15/31	$1,409	$1,688
Pool# 485879
7.00%, 08/15/31	7,144	8,153
Pool# 572554
6.50%, 09/15/31	36,485	41,939
Pool# 555125
7.00%, 09/15/31	587	597
Pool# 781328
7.00%, 09/15/31	4,549	5,544
Pool# 550991
6.50%, 10/15/31	905	1,040
Pool# 571267
7.00%, 10/15/31	895	1,025
Pool# 574837
7.50%, 11/15/31	1,761	1,813
Pool# 555171
6.50%, 12/15/31	1,031	1,185
Pool# 781380
7.50%, 12/15/31	1,353	1,648
Pool# 781481
7.50%, 01/15/32	6,962	8,451
Pool# 580972
6.50%, 02/15/32	151	174
Pool# 781401
7.50%, 02/15/32	3,975	4,973
Pool# 781916
6.50%, 03/15/32	75,560	89,404
Pool# 552474
7.00%, 03/15/32	5,100	5,917
Pool# 781478
7.50%, 03/15/32	2,651	3,297
Pool# 781429
8.00%, 03/15/32	4,475	5,672
Pool# 781431
7.00%, 04/15/32	16,776	20,544
Pool# 568715
7.00%, 05/15/32	32,497	34,261
Pool# 552616
7.00%, 06/15/32	32,178	36,709
Pool# 570022
7.00%, 07/15/32	19,410	23,902
Pool# 595077
6.00%, 10/15/32	8,508	9,976
Pool# 596657
7.00%, 10/15/32	3,494	3,624
Pool# 552903
6.50%, 11/15/32	125,348	144,086
Pool# 552952
6.00%, 12/15/32	8,408	9,618
Pool# 588192
6.00%, 02/15/33	7,160	8,373

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 602102
6.00%, 02/15/33	$12,075	$13,815
Pool# 553144
5.50%, 04/15/33	31,642	36,201
Pool# 604243
6.00%, 04/15/33	13,880	16,103
Pool# 611526
6.00%, 05/15/33	6,865	7,852
Pool# 553320
6.00%, 06/15/33	31,402	36,650
Pool# 573916
6.00%, 11/15/33	27,058	30,952
Pool# 604788
6.50%, 11/15/33	79,473	91,353
Pool# 604875
6.00%, 12/15/33	31,090	35,902
Pool# 781688
6.00%, 12/15/33	42,276	49,486
Pool# 781690
6.00%, 12/15/33	16,790	19,685
Pool# 781699
7.00%, 12/15/33	6,955	8,227
Pool# 621856
6.00%, 01/15/34	26,550	30,370
Pool# 564799
6.00%, 03/15/34	65,919	75,849
Pool# 630038
6.50%, 08/15/34	67,708	77,829
Pool# 781804
6.00%, 09/15/34	48,255	56,604
Pool# 781847
6.00%, 12/15/34	37,743	44,178
Pool# 486921
5.50%, 02/15/35	13,133	14,853
Pool# 781902
6.00%, 02/15/35	38,836	44,849
Pool# 649510
5.50%, 10/15/35	223,612	256,140
Pool# 649513
5.50%, 10/15/35	392,666	449,180
Pool# 652207
5.50%, 03/15/36	97,428	111,069
Pool# 652539
5.00%, 05/15/36	19,596	21,931
Pool# 655519
5.00%, 05/15/36	38,289	42,543
Pool# 606308
5.50%, 05/15/36	36,748	41,987
Pool# 606314
5.50%, 05/15/36	9,595	10,852
Pool# 656666
6.00%, 06/15/36	55,001	62,916

35

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA I Pool (continued)
Pool# 657912
6.50%, 08/15/36	$5,296	$6,088
Pool# 704630
5.50%, 07/15/39	58,482	66,204
Pool# 742235
4.00%, 12/15/40	124,133	133,618
Pool# 755655
4.00%, 12/15/40	78,331	85,972
Pool# 755656
4.00%, 12/15/40	115,115	127,028
Pool# 756631
4.00%, 12/15/40	34,981	38,601
Pool# 757038
4.00%, 12/15/40	280,177	309,023
Pool# 757039
4.00%, 12/15/40	390,310	428,371
Pool# 757043
4.00%, 12/15/40	63,039	68,764
Pool# 757044
4.00%, 12/15/40	112,098	121,890
Pool# 690662
4.00%, 01/15/41	90,837	99,697
Pool# 719486
4.00%, 01/15/41	62,606	68,764
Pool# 742244
4.00%, 01/15/41	287,568	312,831
Pool# 753826
4.00%, 01/15/41	95,115	104,393
Pool# 755959
4.00%, 01/15/41	255,569	282,028
Pool# 757555
4.00%, 02/15/41	47,103	51,887
Pool# 757557
4.00%, 02/15/41	67,021	73,559
Pool# AA6307
3.50%, 04/15/43	394,377	418,245
Pool# AB3946
3.50%, 04/15/43	165,098	175,093
Pool# AD6012
3.50%, 04/15/43	477,701	511,007
Pool# AD7471
3.50%, 04/15/43	488,932	523,035
Pool# AD7472
3.50%, 04/15/43	259,320	278,304
Pool# AD9472
3.50%, 04/15/43	256,491	275,260
Pool# AA6403
3.00%, 05/15/43	1,121,213	1,170,787
GNMA I Pool TBA
3.00%, 11/15/46	500,000	520,147
GNMA II Pool
Pool# 003851
5.50%, 05/20/36	273,028	306,433

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA II Pool (continued)
Pool# 004559
5.00%, 10/20/39	$462,339	$515,975
Pool# 004715
5.00%, 06/20/40	450,136	502,369
Pool# 004747
5.00%, 07/20/40	255,066	283,008
Pool# 004771
4.50%, 08/20/40	772,605	852,432
Pool# 004834
4.50%, 10/20/40	1,933,793	2,133,670
Pool# 737727
4.00%, 12/20/40	1,248,113	1,378,585
Pool# 737730
4.00%, 12/20/40	388,386	429,269
Pool# 004923
4.50%, 01/20/41	277,526	305,128
Pool# 004978
4.50%, 03/20/41	42,779	46,945
Pool# 005017
4.50%, 04/20/41	481,062	527,914
Pool# 005082
4.50%, 06/20/41	795,313	872,773
Pool# 005175
4.50%, 09/20/41	561,495	617,132
Pool# 675523
3.50%, 03/20/42	523,621	559,284
Pool# MA0392
3.50%, 09/20/42	1,911,891	2,036,217
Pool# MA0534
3.50%, 11/20/42	1,078,244	1,148,360
Pool# MA0852
3.50%, 03/20/43	1,182,956	1,259,264
Pool# MA0934
3.50%, 04/20/43	1,412,691	1,504,561
Pool# AF1001
3.50%, 06/20/43	376,948	405,298
Pool# MA1376
4.00%, 10/20/43	1,317,916	1,414,307
Pool# MA2372
4.00%, 11/20/44	2,992,810	3,206,235
Pool# MA2678
3.50%, 03/20/45	373,015	395,190
Pool# MA2824
2.50%, 05/20/45	511,232	517,051
Pool# MA2891
3.00%, 06/20/45	2,859,253	2,982,394
Pool# MA3034
3.50%, 08/20/45	350,927	371,803
Pool# AO1099
3.50%, 09/20/45	26,499	28,316
Pool# AO1103
3.50%, 09/20/45	779,865	833,152
Pool# MA3105
3.50%, 09/20/45	912,672	966,995

36

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Market Value

GNMA II Pool (continued)
Pool# MA3173
3.50%, 10/20/45	$21,384	$22,657
Pool# MA3174
4.00%, 10/20/45	3,888,105	4,170,312
Pool# MA3243
3.00%, 11/20/45	261,962	273,244
Pool# MA3244
3.50%, 11/20/45	423,710	448,959
Pool# MA3309
3.00%, 12/20/45	528,210	550,958
Pool# MA3310
3.50%, 12/20/45	314,216	332,957
Pool# MA3376
3.50%, 01/20/46	599,477	635,266
Pool# MA3454
3.50%, 02/20/46	2,695,960	2,857,117
Pool# MA3521
3.50%, 03/20/46	125,512	133,028
Pool# MA3663
3.50%, 05/20/46	765,210	811,095
Pool# MA3736
3.50%, 06/20/46	372,229	394,634
Pool# MA3803
3.50%, 07/20/46	545,419	578,541
Pool# MA3874
3.50%, 08/20/46	681,688	722,808
Pool# MA3876
4.50%, 08/20/46	43,432	46,843
Pool# MA3937
3.50%, 09/20/46	4,452,954	4,728,305
Pool# MA3939
4.50%, 09/20/46	25,257	27,308
Pool# MA4004
3.50%, 10/20/46	1,210,073	1,285,411
GNMA II Pool TBA
3.00%, 11/15/45	11,852,000	12,346,451
3.50%, 11/15/46	1,661,000	1,759,103
4.00%, 11/15/46	12,500	13,389
4.50%, 11/15/46	156,000	168,334
5.00%, 11/15/46	975,000	1,055,236

Total Mortgage-Backed Securities (cost $247,493,269)		250,814,373

Municipal Bonds 0.9%
California 0.3%
Bay Area Toll Authority, RB, Series F-2, 6.26%, 04/01/49	150,000	218,022
California State, GO, 7.60%, 11/01/40	100,000	157,541
City of San Francisco California, Public Utilities Commission Water Revenue, RB, Series E, 6.00%, 11/01/40	100,000	128,775

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
East Bay Municipal Utility District, RB, 5.87%, 06/01/40	$100,000	$134,252
Los Angeles Community College District, GO, 6.75%, 08/01/49	100,000	152,630
Los Angeles Unified School District, GO, Series RY, 6.76%, 07/01/34	100,000	141,586
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 07/01/45	210,000	308,887
Metropolitan Water District of Southern California, RB, Series A, 6.95%, 07/01/40	300,000	352,323
San Diego County Water Authority, RB, Series B, 6.14%, 05/01/49	125,000	171,543
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 04/01/32	200,000	255,018
State of California, GO
7.55%, 04/01/39	125,000	193,520
7.63%, 03/01/40	320,000	492,138
University of California, RB
Series R, 5.77%, 05/15/43	50,000	64,449
Series AD, 4.86%, 05/15/12	200,000	208,832

		2,979,516

Colorado 0.0%†
Denver City & County School District No. 1, Refunding, COP, Series B, 4.24%, 12/15/37	50,000	53,730

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/01/30	200,000	232,952

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 04/01/57	150,000	194,241

Illinois 0.1%
State of Illinois, GO
5.88%, 03/01/19	100,000	107,086
5.10%, 06/01/33	535,000	511,112

		618,198

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 06/01/40	150,000	201,159

37

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 02/15/29	$150,000	$186,768
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 01/01/40	215,000	326,351
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 05/01/40	250,000	311,245

		824,364

New York 0.2%
City of New York, GO, Series H1, 5.85%, 06/01/40	220,000	297,191
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/39	140,000	215,120
New York City Municipal Water Finance Authority, Refunding, RB, Series AA, 5.79%, 06/15/41	300,000	335,757
New York City, Transitional Finance Authority, RB, Series Subseries G-3, 5.27%, 05/01/27	250,000	303,995
Port Authority of New York & New Jersey, RB, 6.04%, 12/01/29	300,000	395,022

		1,547,085

North Carolina 0.0%†
University of North Carolina, Refunding, RB, 3.85%, 12/01/34	200,000	221,120

Ohio 0.1%
American Power, Inc., RB, Series B, 7.50%, 02/15/50	100,000	146,045
Northeast Regional Sewer District, RB, 6.04%, 11/15/40	200,000	227,054

		373,099

Oregon 0.0%†
Oregon School Boards Association, Limited Tax Pension, GO, AGM Insured, 5.53%, 06/30/28	200,000	244,050

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, GO, Series B, 4.65%, 02/15/26	200,000	224,828

Texas 0.1%
Dallas Independent School District, Texas School Building, GO, PSF-GTD, Series C, 6.45%, 02/15/35	150,000	177,705

Municipal Bonds (continued)

	Principal Amount	Market Value

Texas (continued)
Dallas, Rapid Transit, Sales Tax Revenue, Senior Lien, RB, Series B, 4.92%, 12/01/41	$160,000	$196,459
Texas Transportation Commission, RB, Series B, 5.18%, 04/01/30	100,000	124,859

		499,023

Total Municipal Bonds (cost $6,916,136)		8,213,365

Investment Companies 2.6%

	Shares

Money Market Funds 2.6%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (f)(g)	55,755	55,755
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 0.60% (g)	23,533,765	23,543,178

Total Investment Companies (cost $23,596,570)		23,598,933

Repurchase Agreement 0.2%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $1,316,397, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $1,342,713. (f)(h)	$1,316,385	1,316,385

Total Repurchase Agreement (cost $1,316,385)		1,316,385

Short-term Investments 0.0%†
Banks 0.0%†
Financing Corp., 9.80%, 11/30/17	12,000	13,132

Total Short-term Investment (cost $12,486)		13,132

38

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

Supranational 1.5%

	Principal Amount	Market Value

African Development Bank, 1.38%, 02/12/20	$500,000	$500,526
Asian Development Bank
1.50%, 09/28/18	500,000	504,159
1.50%, 01/22/20	750,000	755,384
Council Of Europe Development Bank, 1.00%, 03/07/18	300,000	299,699
European Bank for Reconstruction & Development, 1.00%, 09/17/18	500,000	499,226
European Investment Bank
1.00%, 06/15/18	1,000,000	998,945
1.13%, 08/15/18	500,000	500,217
1.38%, 06/15/20	500,000	499,552
1.63%, 06/15/21	500,000	500,932
1.38%, 09/15/21	500,000	495,445
2.50%, 10/15/24	500,000	520,165
Inter-American Development Bank
1.25%, 01/16/18	1,000,000	1,004,212
1.75%, 08/24/18	500,000	506,363
1.75%, 10/15/19	1,000,000	1,012,922
International Bank for Reconstruction & Development
0.88%, 08/15/19	2,000,000	1,983,664
1.88%, 10/07/19	1,000,000	1,018,754
7.63%, 01/19/23	677,000	911,520
International Finance Corp., 1.25%, 07/16/18	500,000	501,977

Total Supranational (cost $12,799,341)		13,013,662

U.S. Government Agency Securities 2.3%
Export-Import Bank of Korea 2.88%, 01/21/25	350,000	357,772
FHLB 5.50%, 07/15/36	300,000	421,526
FHLMC
0.88%, 03/07/18	4,000,000	4,002,360
3.75%, 03/27/19	1,475,000	1,571,133
1.13%, 08/12/21	1,137,000	1,119,524
2.38%, 01/13/22	1,000,000	1,044,606
6.75%, 09/15/29	388,000	572,423
6.75%, 03/15/31	400,000	603,438
6.25%, 07/15/32	365,000	539,043
FNMA
0.88%, 12/20/17	2,500,000	2,503,613
0.88%, 05/21/18	714,000	714,201
1.00%, 08/28/19	3,500,000	3,491,932
1.25%, 08/17/21	785,000	777,952
6.25%, 05/15/29	500,000	707,076
Tennessee Valley Authority
6.25%, 12/15/17	35,000	37,117

U.S. Government Agency Securities (continued)

	Principal Amount	Market Value

Tennessee Valley Authority (continued)
4.50%, 04/01/18	$1,865,000	$1,958,571
4.88%, 01/15/48	300,000	373,935

Total U.S. Government Agency Securities (cost $19,984,515)		20,796,222

U.S. Treasury Obligations 36.0%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	1,793,730
8.50%, 02/15/20	700,000	868,027
8.13%, 05/15/21	3,800,000	4,943,564
8.13%, 08/15/21	1,800,000	2,366,649
6.25%, 08/15/23	869,000	1,130,990
6.00%, 02/15/26	1,444,500	1,965,310
4.50%, 02/15/36	500,000	679,824
4.75%, 02/15/37	1,000,000	1,401,523
3.50%, 02/15/39	500,000	594,726
4.50%, 08/15/39	185,000	252,034
4.38%, 11/15/39	280,000	375,342
4.38%, 05/15/40	550,000	738,053
3.88%, 08/15/40	600,000	750,610
4.25%, 11/15/40	500,000	660,469
4.75%, 02/15/41	2,000,000	2,832,110
3.75%, 08/15/41	2,500,000	3,075,292
3.13%, 11/15/41	4,800,000	5,337,936
3.00%, 05/15/42	1,000,000	1,088,594
3.13%, 02/15/43	1,000,000	1,112,109
2.88%, 05/15/43	2,250,000	2,388,339
3.63%, 08/15/43	2,000,000	2,431,484
3.75%, 11/15/43	1,850,000	2,299,348
3.63%, 02/15/44	1,000,000	1,215,352
3.38%, 05/15/44	1,700,000	1,978,574
3.13%, 08/15/44	2,400,000	2,669,813
3.00%, 11/15/44	8,000,000	8,689,376
3.00%, 05/15/45	800,000	868,500
2.88%, 08/15/45	1,750,000	1,854,454
3.00%, 11/15/45	3,200,000	3,474,250
2.50%, 02/15/46	2,500,000	2,453,028
2.50%, 05/15/46	2,450,000	2,405,116
2.25%, 08/15/46	800,000	744,031
U.S. Treasury Notes
4.25%, 11/15/17	6,415,000	6,646,293
0.75%, 12/31/17	2,000,000	1,999,922
0.88%, 01/31/18	3,500,000	3,505,607
1.00%, 02/15/18	9,000,000	9,027,423
0.75%, 02/28/18	6,200,000	6,198,307
2.75%, 02/28/18	1,000,000	1,025,742
1.00%, 03/15/18	1,000,000	1,003,047
2.88%, 03/31/18	2,000,000	2,057,734
0.63%, 04/30/18	3,000,000	2,992,032
0.88%, 05/31/18	5,000,000	5,004,885
1.00%, 05/31/18	2,500,000	2,506,933

39

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
1.38%, 06/30/18	$1,200,000	$1,210,734
0.88%, 07/15/18	5,000,000	5,003,515
2.25%, 07/31/18	4,000,000	4,097,188
1.00%, 09/15/18	4,000,000	4,009,220
1.25%, 11/30/18	2,000,000	2,014,296
1.50%, 12/31/18	2,000,000	2,024,844
1.13%, 01/15/19	4,500,000	4,519,863
1.38%, 02/28/19	5,000,000	5,050,975
1.50%, 02/28/19	5,000,000	5,065,040
1.00%, 03/15/19	3,000,000	3,004,806
1.50%, 03/31/19	2,000,000	2,026,796
1.13%, 05/31/19	2,000,000	2,008,750
1.50%, 05/31/19	1,000,000	1,013,750
1.00%, 06/30/19	1,000,000	1,001,016
1.63%, 06/30/19	2,000,000	2,034,140
1.00%, 08/31/19	2,000,000	2,000,938
1.63%, 08/31/19	2,500,000	2,544,335
1.75%, 09/30/19	3,000,000	3,064,806
1.50%, 11/30/19	12,000,000	12,172,032
1.13%, 12/31/19	4,000,000	4,009,844
1.63%, 12/31/19	3,990,000	4,061,229
3.63%, 02/15/20	2,610,000	2,824,612
1.25%, 02/29/20	2,100,000	2,111,731
1.38%, 02/29/20	6,000,000	6,056,250
1.38%, 03/31/20	2,500,000	2,522,755
1.13%, 04/30/20	1,500,000	1,500,234
3.50%, 05/15/20	2,000,000	2,163,750
1.50%, 05/31/20	4,500,000	4,557,479
2.63%, 08/15/20	2,925,000	3,081,306
1.38%, 08/31/20	1,000,000	1,007,070
1.75%, 10/31/20	5,700,000	5,819,791
2.63%, 11/15/20	2,360,000	2,490,444
1.63%, 11/30/20	2,000,000	2,031,406
1.75%, 12/31/20	8,000,000	8,164,376
2.13%, 01/31/21	4,000,000	4,143,124
3.63%, 02/15/21	2,500,000	2,746,680
1.25%, 03/31/21	2,000,000	1,997,344
3.13%, 05/15/21	4,750,000	5,130,185
1.38%, 05/31/21	2,000,000	2,007,578
1.13%, 06/30/21	2,000,000	1,983,124
2.13%, 06/30/21	300,000	310,992
2.25%, 07/31/21	3,300,000	3,438,574
1.13%, 09/30/21	1,900,000	1,882,039
1.88%, 11/30/21	2,600,000	2,663,679
1.50%, 01/31/22	5,000,000	5,025,195
2.00%, 02/15/22	1,500,000	1,545,292
1.75%, 03/31/22	4,000,000	4,066,248
1.75%, 04/30/22	2,000,000	2,032,266
1.75%, 05/15/22	2,000,000	2,031,406
2.13%, 06/30/22	1,500,000	1,553,321
2.00%, 07/31/22	1,500,000	1,542,716
1.63%, 08/15/22	1,200,000	1,209,984
1.88%, 08/31/22	3,500,000	3,574,375

U.S. Treasury Obligations (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.00%, 11/30/22	$2,200,000	$2,260,157
2.13%, 12/31/22	1,000,000	1,034,492
1.75%, 01/31/23	1,500,000	1,517,695
1.50%, 02/28/23	2,000,000	1,992,812
1.50%, 03/31/23	2,500,000	2,489,745
1.63%, 05/31/23	2,000,000	2,004,844
1.38%, 06/30/23	2,700,000	2,663,296
2.50%, 08/15/23	3,800,000	4,019,241
1.38%, 08/31/23	700,000	689,609
1.38%, 09/30/23	3,000,000	2,952,657
2.75%, 11/15/23	3,000,000	3,225,819
2.75%, 02/15/24	1,500,000	1,614,258
2.50%, 05/15/24	500,000	529,610
2.25%, 11/15/24	3,160,000	3,285,414
2.00%, 02/15/25	3,645,000	3,714,769
2.13%, 05/15/25	4,600,000	4,729,734
2.00%, 08/15/25	4,700,000	4,780,596
2.25%, 11/15/25	3,500,000	3,629,881
1.63%, 02/15/26	2,500,000	2,458,595
1.63%, 05/15/26	190,000	186,616
1.50%, 08/15/26	2,000,000	1,940,312

Total U.S. Treasury Obligations (cost $315,989,232)		324,280,077

TBA Sale Commitments (0.1)%
Mortgage-Backed Securities
FHLMC Gold Pool TBA
2.50%, 11/15/46	(75,000)	(74,825)
FNMA Pool TBA
3.50%, 11/25/46	(367,000)	(385,293)

Total TBA Sale Commitments (cost $(461,959))		(460,118)

Total Investments (cost $889,587,418) (i) — 101.8%		916,161,339
Liabilities in excess of other assets — (1.8)%		(16,245,699)

NET ASSETS — 100.0%		$899,915,640

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $1,333,669.

40

Statement of Investments (Continued)

October 31, 2016

Nationwide Bond Index Fund (Continued)

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $4,854,687 which represents 0.54% of net assets.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2016.

(e)	Investment in affiliate.

(f)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $1,372,140.

(g)	Represents 7-day effective yield as of October 31, 2016.

(h)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

AGM	Assured Guaranty Municipal Corporation

ASA	Stock Corporation

BV	Private Limited Liability Company

COP	Certificates of Participation

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NATL	National Public Finance Guarantee Corporation

NV	Public Traded Company

plc	Public Limited Company

PSF-GTD	Priority Solidarity Fund Guaranteed

RB	Revenue Bond
RE	Reinsured

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities

October 31, 2016

Nationwide Bond Index Fund
Assets:
Investment in affiliate, at value (cost $43,855)	$79,125
Investments in non-affiliates, at value* (cost $888,689,137)	915,225,947
Repurchase agreement, at value (cost $1,316,385)	1,316,385

Total Investments, at value (total cost $890,049,377)	916,621,457

Cash	49,990,878
Interest and dividends receivable	5,280,820
Security lending income receivable	1,100
Receivable for investments sold	14,270,381
Receivable for capital shares issued	164,170
Reclaims receivable	635
Prepaid expenses	19,255

Total Assets	986,348,696

Liabilities:
Payable for investments purchased	82,611,457
Distributions payable	34,014
Payable for capital shares redeemed	1,612,274
TBA Sale Commitments (proceeds $461,959)	460,118
Payable upon return of securities loaned (Note 2)	1,372,140
Accrued expenses and other payables:
Investment advisory fees	148,814
Fund administration fees	24,382
Distribution fees	41,175
Administrative servicing fees	39,986
Accounting and transfer agent fees	6,672
Trustee fees	3,171
Custodian fees	5,020
Compliance program costs (Note 3)	373
Professional fees	59,131
Printing fees	6,084
Other	8,245

Total Liabilities	86,433,056

Net Assets	$899,915,640

Represented by:
Capital	$872,338,820
Accumulated distributions in excess of net investment income	(18,009)
Accumulated net realized gains from affiliated and non-affiliated investments	1,020,908
Net unrealized appreciation/(depreciation) from investment in affiliate	35,270
Net unrealized appreciation/(depreciation) from investments in non-affiliates	26,536,810
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	1,841

Net Assets	$899,915,640

Net Assets:
Class A Shares	$185,557,723
Class C Shares	2,264,316
Institutional Class Shares	712,093,601

Total	$899,915,640

*	Includes value of securities on loan of $1,333,669 (Note 2).

42

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Bond Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,494,632
Class C Shares	201,310
Institutional Class Shares	63,419,041

Total	80,114,983

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.25
Class C Shares (b)	$11.25
Institutional Class Shares	$11.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.51

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$21,411,435
Dividend income from non-affiliates	19,263
Income from securities lending (Note 2)	12,223
Interest income from affiliate	5,063

Total Income	21,447,984

EXPENSES:
Investment advisory fees	1,688,766
Fund administration fees	281,442
Distribution fees Class A	449,048
Distribution fees Class C	18,350
Administrative servicing fees Class A	287,392
Administrative servicing fees Class C	1,275
Registration and filing fees	40,398
Professional fees	80,365
Printing fees	11,424
Trustee fees	26,306
Custodian fees	32,115
Accounting and transfer agent fees	43,857
Compliance program costs (Note 3)	3,737
Other	33,221

Total Expenses	2,997,696

NET INVESTMENT INCOME	18,450,288

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions with non-affiliates	2,934,902
Net change in unrealized appreciation/(depreciation) from investment in affiliate	2,249
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	11,106,727
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	1,841

Net change in unrealized appreciation/(depreciation) from investments in affiliate, non-affiliates and TBA Sale Commitments	11,110,817

Net realized/unrealized gains from affiliated and non-affiliated investments and TBA Sale Commitments	14,045,719

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,496,007

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$18,450,288	$19,266,289
Net realized gains from non-affiliated investments	2,934,902	6,032,256
Net change in unrealized appreciation/(depreciation) from investments in affiliate, non-affiliates and TBA Sale Commitments	11,110,817	(11,085,834)

Change in net assets resulting from operations	32,496,007	14,212,711

Distributions to Shareholders From:
Net investment income:
Class A	(3,613,988)	(3,808,165)
Class C	(24,494)	(14,444)
Institutional Class	(16,603,187)	(16,777,750)
Net realized gains:
Class A	(955,654)	(2,307,524)
Class C	(7,168)	(7,757)
Institutional Class	(3,764,054)	(7,368,767)

Change in net assets from shareholder distributions	(24,968,545)	(30,284,407)

Change in net assets from capital transactions	(118,601,947)	150,814,698

Change in net assets	(111,074,485)	134,743,002

Net Assets:
Beginning of year	1,010,990,125	876,247,123

End of year	$899,915,640	$1,010,990,125

Accumulated distributions in excess of net investment income at end of year	$(18,009)	$(17,787)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$46,868,541	$51,062,622
Dividends reinvested	4,136,927	5,737,872
Cost of shares redeemed	(73,259,448)	(53,896,072)

Total Class A Shares	(22,253,980)	2,904,422

Class C Shares
Proceeds from shares issued	1,484,506	1,202,383
Dividends reinvested	27,833	17,578
Cost of shares redeemed	(867,972)	(220,085)

Total Class C Shares	644,367	999,876

Institutional Class Shares
Proceeds from shares issued	132,065,808	247,938,959
Dividends reinvested	20,356,842	24,146,498
Cost of shares redeemed	(249,414,984)	(125,175,057)

Total Institutional Class Shares	(96,992,334)	146,910,400

Change in net assets from capital transactions	$(118,601,947)	$150,814,698

SHARE TRANSACTIONS:
Class A Shares
Issued	4,173,986	4,542,310
Reinvested	370,532	510,381
Redeemed	(6,578,708)	(4,804,730)

Total Class A Shares	(2,034,190)	247,961

45

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	132,312	106,970
Reinvested	2,490	1,565
Redeemed	(77,499)	(19,647)

Total Class C Shares	57,303	88,888

Institutional Class Shares
Issued	11,799,978	22,021,917
Reinvested	1,824,804	2,152,931
Redeemed	(22,457,771)	(11,193,453)

Total Institutional Class Shares	(8,832,989)	12,981,395

Total change in shares	(10,809,876)	13,318,244

The accompanying notes are an integral part of these financial statements.

46

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$11.14	0.20	0.20	0.40	(0.23)	(0.06)	(0.29)	$11.25	3.63%		$185,557,723	0.67%	1.81%	0.67%	147.02%
Year Ended October 31, 2015	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%
Year Ended October 31, 2014	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%
Year Ended October 31, 2013	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%
Year Ended October 31, 2012	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	$11.91	4.64%		$186,993,992	0.68%	2.19%	0.69%	159.60%

Class C Shares
Year Ended October 31, 2016	$11.14	0.13	0.19	0.32	(0.15)	(0.06)	(0.21)	$11.25	2.95%		$2,264,316	1.33%	1.13%	1.33%	147.02%
Year Ended October 31, 2015	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%
Year Ended October 31, 2014	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%
Year Ended October 31, 2013	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%
Year Ended October 31, 2012	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	$11.92	4.01%		$637,007	1.28%	1.55%	1.29%	159.60%

Institutional Class Shares
Year Ended October 31, 2016	$11.11	0.25	0.20	0.45	(0.27)	(0.06)	(0.33)	$11.23	4.16%		$712,093,601	0.26%	2.22%	0.26%	147.02%
Year Ended October 31, 2015	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%
Year Ended October 31, 2014	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%
Year Ended October 31, 2013	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%
Year Ended October 31, 2012	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	$11.90	5.15%		$1,171,787,835	0.29%	2.59%	0.29%	159.60%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

47

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2016, the Nationwide International Index Fund (Institutional Class) registered -2.71% versus -3.23% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 438 funds as of October 31, 2016) was -2.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the 12-month period, from a sector perspective, materials (+11.82%) was the strongest-performing sector in the MSCI EAFE Index, followed by energy (+4.44%) and information technology (+4.41%). The worst-performing sectors included health care (-11.70%), financials (-10.03%) and consumer discretionary (-6.23%).

In terms of attribution for the 12-month period ended October 31, 2016, fair value pricing was the largest contributor to performance. Tax- advantaged investments and securities lending were also contributors, with NAV rounding and cash drag as minor detractors.

Similarly, on a trailing three-year annualized basis, the Fund outperformed (-0.71%) the benchmark (-1.31%). Primary drivers included fair value pricing and tax advantage, with a small contribution from securities lending. Detractors included NAV rounding, with small detractions from cash drag, currency, and transaction costs.

An evaluation of the trailing 12-month period begins with mixed performance in November 2015, with developed markets outperforming and emerging markets underperforming as geopolitical concerns and terrorism were at the forefront. The developed market indexes benefited from expectations of further easing by the European Central Bank (ECB) and a gradual pace for any Federal Reserve rate hikes. For the month, the MSCI EAFE Index was up 1.30% in local currency but down 1.56% in U.S. dollars (USD).

In December 2015, the ECB announced it was not going to increase the value of bonds purchased each month under its asset purchase program. It also announced the program would be extended by six months to March 2017 and the deposit rate would be lowered to -0.3% from -0.2%. Global markets sold off on the news because it was widely anticipated that monthly purchases would be increased. The biggest news of the month was the Fed raising interest rates for the first time since 2006. The MSCI EAFE Index performance was down 2.73% for the month in local terms. One of the key themes heading into 2016 was the divergence in monetary policy between the United States and the rest of the world.

From a financial markets perspective, January 2016 was the worst monthly start to a year since 2009, as the markets struggled with weakness in China and plunging oil prices. Performance declined early in January as concerns about the slowing global economy rattled developed markets globally. Markets partially recovered at the end of January when central banks around the world stepped in to provide monetary stimulus, including the Bank of Japan, which unexpectedly adopted a negative interest rate policy. The downtrend resumed in February on disappointing global macro data that perpetuated fears of a global growth slowdown. Markets abruptly reversed the trend and recovered in March when the People’s Bank of China (PBoC) cut reserve requirement ratios and the ECB announced more monetary stimulus than anticipated. On top of looser policy around the globe, in the United States, the Fed lowered the expected number of rate increases for 2016. Oil price stability toward the end of the quarter helped decrease global volatility and fuel the recovery as well.

During the first quarter of 2016, USD weakened against most major currencies, with the exception of the GBP, as the United Kingdom considered extricating itself from the European Union (EU). For the quarter, USD was down 6.9% versus the Canadian dollar, 6.6% versus the Japanese yen, 5.4% versus the Australian dollar, 4.7% versus the euro, and 4.3% versus the Swiss franc. USD was up 2.6% versus the GBP. Overall, currency

48

Fund Commentary (con’t)	Nationwide International Index Fund

performance helped U.S. investors in international equities, as the MSCI EAFE Index was down 6.5% in local currency terms, but down only 3.01% in USD.

Performance of equity indexes was mixed in the second quarter of 2016 amid recovering oil prices, uncertainty about a potential Fed rate hike and the United Kingdom’s referendum on EU membership.

Global equity markets outperformed slightly in April as oil prices recovered and comments from Fed officials were broadly dovish. In May, developed markets benefited from signs of a strengthening U.S. economy and a continued rebound in oil prices. The most notable event of the second quarter, however, occurred in late June when investors were shocked by the UK decision to leave the EU. The vote results sparked a sharp two-day selloff, after which developed markets rallied into the end of the month and recovered much of the losses.

In the first half of 2016, the strong USD ultimately weakened against most major currencies, with the GBP being a notable exception. For the six months ended June 30, 2016, the USD declined 14.7% versus the Japanese yen, 6.5% versus the Canadian dollar, 2.7% versus the Swiss franc, 2.3% versus the Australian dollar and 2.2% versus the euro, but was up 10.3% versus the GBP. Overall, the currency performance hurt U.S. investors in European equities, but helped investors in Asia-Pacific equities. The MSCI Europe Index was down 3.8% in local currency, but down 5.1% in USD terms. Meanwhile, the MSCI Pacific Index was down 13.2% in local terms but down only 2.9% in USD terms. Similarly, the MSCI EAFE Index was down 7.2% in local currency terms, but down only 4.4% in USD terms.

During the third quarter of 2016, global equity markets broadly rallied, as the Fed kept rates unchanged, Japan announced additional fiscal and monetary stimulus, and the Bank of England cut rates. In July, market expectations of a near-term Fed rate hike diminished, Japan announced another round of fiscal stimulus, and the earnings season had a strong start. Despite multiple terrorist attacks in France and Germany and a failed coup in Turkey, markets continued to rally in August on the back of a strong earnings season and monetary stimulus from the Bank of England. Positive performance was sustained in September as the Fed kept rates unchanged, the Bank of Japan announced additional monetary stimulus, and OPEC decided to limit output. This was all despite inaction from the ECB, the crisis in Syria, and concerns around Wells Fargo and Deutsche Bank. However, weak macro data out of China, a terrorist attack in Thailand, flooding in Louisiana, and a more hawkish tone from Fed officials hindered some performance for the quarter.

During the third quarter, the USD weakened against most major currencies, with the exceptions of the GBP and the Canadian dollar. For the quarter, the USD was down 2.70% versus the Australian dollar, 1.29% versus the Japanese yen, 1.14% versus the euro, and 0.49% versus the Swiss franc, while the USD was up 2.91% versus the GBP and 1.20% versus the Canadian dollar. Overall, the currency performance helped U.S. investors in Asia-Pacific equities but hurt investors in European equities. The MSCI Europe Index was up 5.66% in local currency, but up only 5.40% in USD terms, while the MSCI Pacific Index was up 6.97% in local currency terms, and up 8.46% in USD terms. The MSCI EAFE Index was up 6.04% in local currency terms, and 6.43% in USD terms during the quarter.

Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

49

Fund Commentary (con’t)	Nationwide International Index Fund

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

*The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

50

Fund Overview	Nationwide International Index Fund

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	1.4%
Preferred Stocks	0.6%
Investment Company	0.1%
Rights††	0.0%
Futures Contracts††	0.0%
Liabilities in excess of other assets	(0.7)%
100.0%

Top Industries†

Banks	11.6%
Pharmaceuticals	7.9%
Insurance	5.2%
Oil, Gas & Consumable Fuels	4.7%
Automobiles	3.8%
Chemicals	3.8%
Food Products	3.2%
Diversified Telecommunication Services	3.0%
Metals & Mining	2.7%
Machinery	2.5%
Other Industries*	51.6%
100.0%

Top Holdings†††

Nestle SA	1.9%
Roche Holding AG	1.3%
Novartis AG	1.3%
Toyota Motor Corp.	1.3%
HSBC Holdings plc	1.2%
BP plc	0.9%
British American Tobacco plc	0.9%
Royal Dutch Shell plc	0.9%
TOTAL SA	0.9%
Royal Dutch Shell plc	0.8%
Other Holdings*	88.6%
100.0%

Top Countries†

Japan	24.4%
United Kingdom	15.4%
France	9.5%
Switzerland	9.0%
Germany	9.0%
Australia	7.3%
Netherlands	4.1%
Hong Kong	3.5%
Spain	3.1%
Sweden	2.7%
Other Countries*	12.0%
100.0%

Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

51

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(3.13)%	4.71%	0.70%
	w/SC2	(8.67)%	3.48%	0.10%
Class C	w/o SC1	(3.83)%	4.04%	0.08%
	w/SC3	(4.76)%	N/A	N/A
Class R4,5,6		(3.37)%	4.56%	0.57%
Institutional Class[4]		(2.71)%	5.15%	1.11%
MSCI EAFE® Index		(3.23)%	4.99%	1.22%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.71%
Class C	1.38%
Class R	1.05%
Institutional Class	0.30%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

52

Fund Performance (con’t.)	Nationwide International Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

53

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,004.50	3.63	0.72
	Hypothetical	(a)(b)	1,000.00	1,021.52	3.66	0.72
Class C Shares	Actual	(a)	1,000.00	1,001.40	6.99	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.15	7.05	1.39
Class R Shares	Actual	(a)	1,000.00	1,003.20	4.93	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.21	4.98	0.98
Institutional Class Shares	Actual	(a)	1,000.00	1,007.90	1.56	0.31
	Hypothetical	(a)(b)	1,000.00	1,023.58	1.58	0.31

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

54

Statement of Investments

October 31, 2016

Nationwide International Index Fund

Common Stocks 98.6%

	Shares	Market Value

AUSTRALIA 7.3%
Airlines 0.0%†
Qantas Airways Ltd.	76,290	$177,285

Banks 2.5%
Australia & New Zealand Banking Group Ltd.	418,429	8,835,304
Bank of Queensland Ltd.	58,192	461,759
Bendigo & Adelaide Bank Ltd.	72,546	612,642
Commonwealth Bank of Australia	245,301	13,656,126
National Australia Bank Ltd.	379,373	8,053,119
Westpac Banking Corp.	476,564	11,020,518

		42,639,468

Beverages 0.1%
Coca-Cola Amatil Ltd.	78,490	568,643
Treasury Wine Estates Ltd.	104,108	848,727

		1,417,370

Biotechnology 0.3%
CSL Ltd.	65,433	4,992,905

Capital Markets 0.2%
ASX Ltd.	28,710	1,026,990
Macquarie Group Ltd.	44,580	2,694,836
Platinum Asset Management Ltd.	32,780	124,145

		3,845,971

Chemicals 0.1%
Incitec Pivot Ltd.	243,195	543,923
Orica Ltd.	50,373	622,328

		1,166,251

Commercial Services & Supplies 0.1%
Brambles Ltd.	226,374	1,981,973

Construction & Engineering 0.0%†
CIMIC Group Ltd.	14,708	330,063

Construction Materials 0.0%†
Boral Ltd.	104,859	500,994

Containers & Packaging 0.1%
Amcor Ltd.	166,098	1,853,931

Diversified Financial Services 0.1%
AMP Ltd.	432,087	1,498,356
Challenger Ltd.	83,357	680,486

		2,178,842

Diversified Telecommunication Services 0.2%
Telstra Corp. Ltd.	623,239	2,357,055
TPG Telecom Ltd.	47,237	270,860
Vocus Communications Ltd.	70,104	303,940

		2,931,855

Electric Utilities 0.0%†
AusNet Services	238,266	271,399

Equity Real Estate Investment Trusts (REITs) 0.6%
BGP Holdings Beneficial* (a)(b)	1,554,139	0
Dexus Property Group	140,667	955,570

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Goodman Group	257,627	$1,327,944
GPT Group (The)	250,874	886,935
Mirvac Group	525,399	833,459
Scentre Group	767,464	2,456,298
Stockland	359,960	1,208,905
Vicinity Centres	470,644	1,026,362
Westfield Corp.	284,019	1,919,367

		10,614,840

Food & Staples Retailing 0.5%
Wesfarmers Ltd.	161,507	5,029,159
Woolworths Ltd.	184,678	3,314,271

		8,343,430

Gas Utilities 0.1%
APA Group	166,284	1,004,960

Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,953	772,724

Health Care Providers & Services 0.1%
Healthscope Ltd.	241,984	405,924
Ramsay Health Care Ltd.	19,891	1,107,628
Sonic Healthcare Ltd.	58,012	902,229

		2,415,781

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	77,668	904,277
Crown Resorts Ltd.	56,609	467,999
Domino’s Pizza Enterprises Ltd.	8,844	430,844
Flight Centre Travel Group Ltd.	7,812	200,717
Tabcorp Holdings Ltd.	108,283	397,830
Tatts Group Ltd.	217,898	671,683

		3,073,350

Insurance 0.3%
Insurance Australia Group Ltd.	341,544	1,427,930
Medibank Pvt Ltd.	396,694	777,171
QBE Insurance Group Ltd.	195,063	1,477,893
Suncorp Group Ltd.	184,521	1,674,732

		5,357,726

IT Services 0.0%†
Computershare Ltd.	67,488	540,600

Media 0.0%†
REA Group Ltd.	7,038	272,950

Metals & Mining 1.0%
Alumina Ltd.	335,730	403,506
BHP Billiton Ltd.	457,807	7,998,271
BHP Billiton plc	302,822	4,553,555
Fortescue Metals Group Ltd.	233,491	979,875
Newcrest Mining Ltd.	109,516	1,917,564
South32 Ltd.	753,660	1,470,784

		17,323,555

55

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	78,270	$299,740

Multi-Utilities 0.1%
AGL Energy Ltd.	98,673	1,437,422
DUET Group	313,559	567,676

		2,005,098

Oil, Gas & Consumable Fuels 0.3%
Caltex Australia Ltd.	35,938	836,538
Oil Search Ltd.	190,229	953,546
Origin Energy Ltd.	262,335	1,057,362
Santos Ltd.	229,052	612,886
Woodside Petroleum Ltd.	108,739	2,327,668

		5,788,000

Professional Services 0.0%†
SEEK Ltd.	44,905	498,729

Real Estate Management & Development 0.1%
LendLease Group	76,475	783,403

Road & Rail 0.1%
Aurizon Holdings Ltd.	309,323	1,146,017

Transportation Infrastructure 0.2%
Sydney Airport	152,641	725,624
Transurban Group	292,850	2,310,740

		3,036,364

		127,565,574

AUSTRIA 0.2%
Banks 0.1%
Erste Group Bank AG	43,149	1,353,101
Raiffeisen Bank International AG*	15,700	257,123

		1,610,224

Machinery 0.0%†
Andritz AG	10,494	548,683

Metals & Mining 0.0%†
voestalpine AG	15,441	547,014

Oil, Gas & Consumable Fuels 0.1%
OMV AG	22,528	703,090

Equity Real Estate Investment Trusts (REITSs) 0.0%†
Immoeast AG* (a)(b)	52,445	0

		3,409,011

BELGIUM 1.3%
Banks 0.1%
KBC Group NV	37,191	2,267,202

Beverages 0.8%
Anheuser-Busch InBev SA/NV	115,062	13,205,638

Chemicals 0.1%
Solvay SA	10,231	1,173,633
Umicore SA	12,887	783,299

		1,956,932

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	11,571	$994,723

Diversified Telecommunication Services 0.0%†
Proximus SADP	20,924	598,897

Food & Staples Retailing 0.0%†
Colruyt SA	9,083	488,193

Insurance 0.1%
Ageas	29,729	1,086,102

Media 0.0%†
Telenet Group Holding NV*	6,966	372,970

Pharmaceuticals 0.1%
UCB SA	18,459	1,249,150

		22,219,807

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	53,455	355,533

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	284,166	151,919

DENMARK 1.7%
Banks 0.2%
Danske Bank A/S	98,214	3,029,806

Beverages 0.1%
Carlsberg A/S, Class B	15,717	1,416,012

Biotechnology 0.1%
Genmab A/S*	8,173	1,345,882

Chemicals 0.1%
Chr Hansen Holding A/S	13,963	836,215
Novozymes A/S, Class B	33,435	1,240,332

		2,076,547

Commercial Services & Supplies 0.1%
ISS A/S	24,070	944,885

Diversified Telecommunication Services 0.0%†
TDC A/S*	127,143	701,003

Electrical Equipment 0.1%
Vestas Wind Systems A/S	31,238	2,502,661

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	17,471	1,217,077
William Demant Holding A/S*	17,435	324,414

		1,541,491

Insurance 0.0%†
Tryg A/S	17,559	342,417

Marine 0.1%
AP Moller — Maersk A/S, Class A	547	799,530
AP Moller — Maersk A/S, Class B	921	1,412,705

		2,212,235

56

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Pharmaceuticals 0.6%
Novo Nordisk A/S, Class B	273,909	$9,758,148

Road & Rail 0.1%
DSV A/S	26,847	1,299,928

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	15,949	2,074,256

		29,245,271

FINLAND 0.9%
Auto Components 0.0%†
Nokian Renkaat OYJ	16,420	550,753

Communications Equipment 0.2%
Nokia OYJ	831,386	3,711,773

Diversified Telecommunication Services 0.0%†
Elisa OYJ	21,939	739,151

Electric Utilities 0.1%
Fortum OYJ	63,982	1,066,510

Insurance 0.2%
Sampo OYJ, Class A	64,095	2,936,450

Machinery 0.2%
Kone OYJ, Class B	48,346	2,224,481
Metso OYJ	15,487	406,065
Wartsila OYJ Abp	20,872	901,969

		3,532,515

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	19,367	835,533

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	77,766	734,899
UPM-Kymmene OYJ	78,472	1,825,378

		2,560,277

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	571,080

		16,504,042

FRANCE 9.6%
Aerospace & Defense 0.6%
Airbus Group SE	83,853	4,979,183
Safran SA	44,915	3,090,662
Thales SA	15,134	1,423,882
Zodiac Aerospace	29,452	715,748

		10,209,475

Air Freight & Logistics 0.0%†
Bollore SA	118,031	388,588

Auto Components 0.3%
Cie Generale des Etablissements Michelin	26,202	2,837,888
Valeo SA	34,449	1,987,875

		4,825,763

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Automobiles 0.2%
Peugeot SA*	66,757	$999,687
Renault SA	27,560	2,396,668

		3,396,355

Banks 0.9%
BNP Paribas SA	151,006	8,755,822
Credit Agricole SA	152,810	1,648,666
Natixis SA	140,279	709,746
Societe Generale SA	110,404	4,306,585

		15,420,819

Beverages 0.2%
Pernod Ricard SA	30,445	3,620,621
Remy Cointreau SA	3,159	256,141

		3,876,762

Building Products 0.2%
Cie de Saint-Gobain	70,986	3,152,003

Chemicals 0.4%
Air Liquide SA	55,568	5,646,410
Arkema SA	9,915	940,164

		6,586,574

Commercial Services & Supplies 0.1%
Edenred	31,777	735,433
Societe BIC SA	4,012	556,113

		1,291,546

Construction & Engineering 0.4%
Bouygues SA	29,723	968,895
Eiffage SA	8,254	611,082
Vinci SA	72,207	5,229,196

		6,809,173

Construction Materials 0.0%†
Imerys SA	4,678	325,703

Diversified Financial Services 0.1%
Eurazeo SA	5,765	331,972
Wendel SA	4,324	497,458

		829,430

Diversified Telecommunication Services 0.5%
Iliad SA	3,809	798,500
Orange SA	284,923	4,482,883
SFR Group SA	15,321	412,922
Vivendi SA	166,684	3,373,776

		9,068,081

Electric Utilities 0.0%†
Electricite de France SA (c)	35,295	395,665

Electrical Equipment 0.4%
Legrand SA	37,984	2,145,975
Schneider Electric SE	80,213	5,394,333

		7,540,308

57

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	8,300	$656,512

Energy Equipment & Services 0.1%
Technip SA	15,750	1,045,326

Equity Real Estate Investment Trusts (REITs) 0.4%
Fonciere Des Regions	5,396	471,587
Gecina SA	5,928	864,309
ICADE	4,938	354,612
Klepierre	31,888	1,303,192
Unibail-Rodamco SE	14,185	3,367,023

		6,360,723

Food & Staples Retailing 0.1%
Carrefour SA	79,812	2,091,788
Casino Guichard Perrachon SA	7,797	388,143

		2,479,931

Food Products 0.3%
Danone SA	84,942	5,891,434

Health Care Equipment & Supplies 0.2%
Essilor International SA	29,546	3,320,185

Hotels, Restaurants & Leisure 0.2%
Accor SA	25,444	965,507
Sodexo SA	13,742	1,595,732

		2,561,239

Insurance 0.4%
AXA SA	278,597	6,285,795
CNP Assurances	22,507	389,781
SCOR SE	23,506	761,209

		7,436,785

IT Services 0.2%
Atos SE	12,949	1,343,764
Capgemini SA	23,779	1,969,302

		3,313,066

Machinery 0.0%†
Alstom SA*	21,393	574,866

Media 0.2%
Eutelsat Communications SA	26,258	550,232
JCDecaux SA	10,891	333,069
Lagardere SCA	15,603	397,357
Publicis Groupe SA	27,394	1,879,221

		3,159,879

Multi-Utilities 0.3%
Engie SA	211,076	3,044,080
Suez	47,469	751,891
Veolia Environnement SA	65,977	1,441,425

		5,237,396

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	318,335	15,249,807

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Personal Products 0.4%
L’Oreal SA	36,334	$6,509,566

Pharmaceuticals 0.7%
Sanofi	165,376	12,869,365

Professional Services 0.0%†
Bureau Veritas SA	38,034	718,353

Software 0.1%
Dassault Systemes	18,482	1,462,899

Textiles, Apparel & Luxury Goods 0.7%
Christian Dior SE	8,014	1,545,628
Hermes International	3,859	1,563,303
Kering	10,763	2,387,977
LVMH Moet Hennessy Louis Vuitton SE	39,677	7,223,643

		12,720,551

Trading Companies & Distributors 0.0%†
Rexel SA	42,659	591,648

Transportation Infrastructure 0.1%
Aeroports de Paris	3,985	402,513
Groupe Eurotunnel SE REG	70,293	657,897

		1,060,410

		167,336,186

GERMANY 8.5%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	138,925	4,308,187

Airlines 0.0%†
Deutsche Lufthansa AG REG	34,068	436,040

Auto Components 0.2%
Continental AG	15,858	3,046,180

Automobiles 0.8%
Bayerische Motoren Werke AG	47,481	4,142,502
Daimler AG REG	137,494	9,809,095
Volkswagen AG	4,859	726,345

		14,677,942

Banks 0.1%
Commerzbank AG	155,933	1,061,938

Capital Markets 0.3%
Deutsche Bank AG REG*	197,756	2,859,875
Deutsche Boerse AG*	27,099	2,116,119

		4,975,994

Chemicals 1.2%
BASF SE	131,330	11,593,547
Covestro AG Reg. S (d)	10,217	605,024
Evonik Industries AG	24,360	762,870
K+S AG(c)	29,293	593,176
LANXESS AG	13,126	841,701
Linde AG	26,630	4,398,387
Symrise AG	17,687	1,214,661

		20,009,366

58

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction & Engineering 0.0%†
Hochtief AG	2,998	$409,368

Construction Materials 0.1%
HeidelbergCement AG	19,691	1,862,730

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG REG	459,562	7,497,858
Telefonica Deutschland Holding AG	103,712	402,228

		7,900,086

Electrical Equipment 0.0%†
OSRAM Licht AG	13,177	748,411

Food & Staples Retailing 0.0%†
METRO AG	25,271	756,973
Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	31,587	2,572,892
Fresenius SE & Co. KGaA	58,999	4,359,272

		6,932,164

Hotels, Restaurants & Leisure 0.1%
TUI AG	71,504	906,365

Household Products 0.1%
Henkel AG & Co. KGaA	15,167	1,671,136

Industrial Conglomerates 0.7%
Siemens AG REG	109,714	12,465,421

Insurance 0.9%
Allianz SE REG	65,258	10,187,053
Hannover Rueck SE	8,506	948,940
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen REG	22,951	4,456,154

		15,592,147

Internet & Direct Marketing Retail 0.0%†
Zalando SE Reg. S* (d)	11,668	513,097

Internet Software & Services 0.0%†
United Internet AG REG	17,156	705,363

Machinery 0.1%
GEA Group AG	26,797	1,037,898
MAN SE	4,781	489,363

		1,527,261

Media 0.1%
Axel Springer SE	6,994	350,393
ProSiebenSat.1 Media SE	31,371	1,352,032

		1,702,425

Metals & Mining 0.1%
thyssenkrupp AG	52,758	1,224,149

Multi-Utilities 0.2%
E.ON SE	287,909	2,110,045
Innogy SE Reg. S* (d)	19,909	790,608
RWE AG*	68,054	1,082,684

		3,983,337

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Personal Products 0.1%
Beiersdorf AG	15,022	$1,324,335

Pharmaceuticals 0.8%
Bayer AG REG	118,325	11,748,452
Merck KGaA	18,536	1,907,911

		13,656,363

Real Estate Management & Development 0.2%
Deutsche Wohnen AG	48,885	1,597,158
Vonovia SE	67,124	2,366,451

		3,963,609

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	162,730	2,926,745

Software 0.7%
SAP SE	140,581	12,385,106

Textiles, Apparel & Luxury Goods 0.3%
adidas AG	27,005	4,436,759
HUGO BOSS AG	9,176	576,990

		5,013,749

Trading Companies & Distributors 0.1%
Brenntag AG	22,348	1,194,728

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	6,294	373,615

		148,254,330

HONG KONG 3.5%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	152,000	200,068

Banks 0.3%
Bank of East Asia Ltd. (The)	168,350	676,751
BOC Hong Kong Holdings Ltd.	533,100	1,900,107
Hang Seng Bank Ltd.	111,100	2,003,613

		4,580,471

Capital Markets 0.3%
Hong Kong Exchanges & Clearing Ltd.	164,600	4,351,449

Diversified Financial Services 0.0%†
First Pacific Co. Ltd.	330,750	250,561

Diversified Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	376,420	517,389
PCCW Ltd.	604,000	359,529

		876,918

Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	94,500	773,371
CLP Holdings Ltd.	236,500	2,404,022
HK Electric Investments & HK Electric Investments Ltd. (d)	376,000	372,384

59

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Electric Utilities (continued)
Power Assets Holdings Ltd.	200,300	$1,879,955

		5,429,732

Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	321,551	2,287,494

Food Products 0.0%†
WH Group Ltd. Reg. S (d)	804,000	651,157

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	1,090,433	2,130,119

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.	342,000	1,400,363
Melco Crown Entertainment Ltd., ADR (c)	27,427	459,128
Sands China Ltd.	349,500	1,516,745
Shangri-La Asia Ltd.	159,333	174,995
SJM Holdings Ltd.	278,000	191,880

		3,743,111

Household Durables 0.1%
Techtronic Industries Co. Ltd.	204,000	766,458

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	389,386	4,808,151
Jardine Matheson Holdings Ltd.	35,700	2,156,637
NWS Holdings Ltd.	201,645	356,781

		7,321,569

Insurance 0.6%
AIA Group Ltd.	1,722,600	10,836,889

Real Estate Management & Development 0.8%
Cheung Kong Property Holdings Ltd.	382,386	2,826,851
Hang Lung Properties Ltd.	322,000	708,114
Henderson Land Development Co. Ltd.	157,263	930,246
Hongkong Land Holdings Ltd.	169,600	1,109,184
Hysan Development Co. Ltd.	88,673	409,260
Kerry Properties Ltd.	85,000	269,145
New World Development Co. Ltd.	812,829	1,010,550
Sino Land Co. Ltd.	464,200	788,184
Sun Hung Kai Properties Ltd.	208,700	3,107,780
Swire Pacific Ltd., Class A	78,000	810,721
Swire Properties Ltd.	161,400	463,489
Wharf Holdings Ltd. (The)	204,270	1,531,558
Wheelock & Co. Ltd.	117,000	720,031

		14,685,113

Road & Rail 0.1%
MTR Corp. Ltd.	206,714	1,143,972

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	34,300	330,466

Textiles, Apparel & Luxury Goods 0.1%
Li & Fung Ltd.	795,200	390,902
Yue Yuen Industrial Holdings Ltd.	103,000	392,248

		783,150

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Trading Companies & Distributors 0.0%†
Noble Group Ltd.*	1,186,028	$141,022

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	897,500	396,300

		60,906,019

IRELAND 0.7%
Airlines 0.0%†
Ryanair Holdings plc*	25,753	356,921

Banks 0.0%†
Bank of Ireland*	3,780,572	809,245

Construction Materials 0.3%
CRH plc	117,969	3,829,753
James Hardie Industries plc, CDI	67,310	1,001,828

		4,831,581

Food Products 0.1%
Kerry Group plc, Class A	22,785	1,653,641

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	11,616	1,203,716

Professional Services 0.1%
Experian plc	136,099	2,616,441

Trading Companies & Distributors 0.1%
AerCap Holdings NV*	24,547	1,009,127

		12,480,672

ISRAEL 0.6%
Banks 0.1%
Bank Hapoalim BM	160,500	925,720
Bank Leumi Le-Israel BM*	199,766	753,730
Mizrahi Tefahot Bank Ltd.	18,702	243,558

		1,923,008

Chemicals 0.0%†
Israel Chemicals Ltd.	85,593	304,161

Diversified Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	290,892	528,378

Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd.	130,021	5,430,428

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	6,943	295,577

Software 0.1%
Check Point Software Technologies Ltd.* (c)	18,909	1,598,945
NICE, Ltd.	7,901	524,453

		2,123,398

		10,604,950

60

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY 1.8%
Aerospace & Defense 0.0%†
Leonardo-Finmeccanica SpA*	54,315	$661,363

Automobiles 0.1%
Ferrari NV	17,580	925,586

Banks 0.4%
Intesa Sanpaolo SpA	1,818,670	4,216,899
Intesa Sanpaolo SpA	124,329	269,179
Mediobanca SpA	81,541	597,311
UniCredit SpA	753,107	1,868,918
Unione di Banche Italiane SpA (c)	138,540	382,233

		7,334,540

Diversified Financial Services 0.0%†
EXOR SpA	15,697	667,354

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,459,445	1,268,687
Telecom Italia SpA	876,875	622,449

		1,891,136

Electric Utilities 0.3%
Enel SpA	1,078,755	4,637,932
Terna Rete Elettrica Nazionale SpA	216,720	1,060,827

		5,698,759

Electrical Equipment 0.1%
Prysmian SpA	27,346	680,029

Energy Equipment & Services 0.0%†
Saipem SpA*	981,963	403,796

Gas Utilities 0.1%
Snam SpA	353,217	1,861,037

Insurance 0.2%
Assicurazioni Generali SpA	166,768	2,154,200
Poste Italiane SpA Reg. S (d)	75,307	501,297
UnipolSai SpA	192,291	367,470

		3,022,967

Oil, Gas & Consumable Fuels 0.3%
Eni SpA	364,739	5,293,187

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA (c)	24,849	1,237,292

Transportation Infrastructure 0.1%
Atlantia SpA	57,739	1,413,680

		31,090,726

JAPAN 24.5%
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	49,800	1,134,598

Airlines 0.1%
ANA Holdings, Inc.	163,000	457,830
Japan Airlines Co. Ltd.	16,574	489,129

		946,959

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components 0.8%
Aisin Seiki Co. Ltd.	28,100	$1,234,365
Bridgestone Corp.	94,200	3,515,890
Denso Corp.	70,400	3,063,456
Koito Manufacturing Co. Ltd.	15,900	834,780
NGK Spark Plug Co. Ltd.	23,900	474,304
NHK Spring Co. Ltd.	34,200	323,715
NOK Corp.	13,600	306,486
Stanley Electric Co. Ltd.	20,100	553,445
Sumitomo Electric Industries Ltd.	109,700	1,620,650
Sumitomo Rubber Industries Ltd.	22,900	384,177
Toyoda Gosei Co. Ltd.	9,600	219,981
Toyota Industries Corp.	22,300	1,023,199
Yokohama Rubber Co. Ltd. (The)	15,000	260,439

		13,814,887

Automobiles 2.4%
Fuji Heavy Industries Ltd.	89,200	3,485,625
Honda Motor Co. Ltd.	233,800	6,995,676
Isuzu Motors Ltd.	88,800	1,098,381
Mazda Motor Corp.	79,460	1,317,748
Mitsubishi Motors Corp.	97,099	539,034
Nissan Motor Co. Ltd.	356,500	3,626,491
Suzuki Motor Corp.	47,700	1,700,806
Toyota Motor Corp.	383,020	22,217,749
Yamaha Motor Co. Ltd.	40,100	890,822

		41,872,332

Banks 1.9%
Aozora Bank Ltd.	170,000	561,690
Bank of Kyoto Ltd. (The)	45,000	329,999
Chiba Bank Ltd. (The)	95,300	589,411
Chugoku Bank Ltd. (The)	20,300	272,376
Concordia Financial Group Ltd.	169,900	787,776
Fukuoka Financial Group, Inc.	108,600	469,963
Hachijuni Bank Ltd. (The)	58,000	316,194
Hiroshima Bank Ltd. (The)	71,000	303,856
Iyo Bank Ltd. (The)	34,000	208,957
Japan Post Bank Co. Ltd.	55,700	656,422
Kyushu Financial Group, Inc.	52,600	349,761
Mebuki Financial Group, Inc.	115,830	412,211
Mitsubishi UFJ Financial Group, Inc.	1,821,884	9,400,578
Mizuho Financial Group, Inc.	3,404,819	5,732,873
Resona Holdings, Inc.	323,201	1,432,583
Seven Bank Ltd.	88,900	273,295
Shinsei Bank Ltd.	258,000	417,125
Shizuoka Bank Ltd. (The)	72,000	607,647
Sumitomo Mitsui Financial Group, Inc.	192,705	6,681,409
Sumitomo Mitsui Trust Holdings, Inc.	47,876	1,615,469
Suruga Bank Ltd.	25,000	610,322
Yamaguchi Financial Group, Inc.	28,000	308,681

		32,338,598

61

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Beverages 0.3%
Asahi Group Holdings Ltd.	55,500	$1,979,739
Kirin Holdings Co. Ltd.	118,000	2,028,615
Suntory Beverage & Food Ltd.	19,300	843,881

		4,852,235

Building Products 0.3%
Asahi Glass Co. Ltd.	150,600	1,053,268
Daikin Industries Ltd.	33,800	3,239,044
LIXIL Group Corp.	38,900	893,467
TOTO Ltd.	20,400	814,994

		6,000,773

Capital Markets 0.3%
Daiwa Securities Group, Inc.	241,200	1,440,010
Japan Exchange Group, Inc.	76,600	1,137,342
Nomura Holdings, Inc.	521,100	2,610,157
SBI Holdings, Inc.	30,570	363,149

		5,550,658

Chemicals 1.0%
Air Water, Inc.	21,000	392,911
Asahi Kasei Corp.	182,200	1,642,539
Daicel Corp.	43,900	577,250
Hitachi Chemical Co. Ltd.	15,600	364,679
JSR Corp.	24,800	376,872
Kaneka Corp.	41,500	343,358
Kansai Paint Co. Ltd.	29,300	629,660
Kuraray Co. Ltd.	54,500	826,248
Mitsubishi Chemical Holdings Corp.	198,700	1,304,649
Mitsubishi Gas Chemical Co., Inc.	26,500	407,854
Mitsui Chemicals, Inc.	129,100	635,773
Nippon Paint Holdings Co. Ltd.	24,500	833,049
Nitto Denko Corp.	24,110	1,679,705
Shin-Etsu Chemical Co. Ltd.	56,100	4,253,580
Sumitomo Chemical Co. Ltd.	223,200	1,055,597
Taiyo Nippon Sanso Corp.	22,000	231,249
Teijin Ltd.	24,960	482,263
Toray Industries, Inc.	214,300	1,994,475

		18,031,711

Commercial Services & Supplies 0.3%
Dai Nippon Printing Co. Ltd.	75,700	759,293
Park24 Co. Ltd.	13,900	429,493
Secom Co. Ltd.	30,700	2,214,673
Sohgo Security Services Co. Ltd.	10,700	487,314
Toppan Printing Co. Ltd.	76,000	714,705

		4,605,478

Construction & Engineering 0.2%
JGC Corp.	28,000	494,977
Kajima Corp.	135,800	915,773
Obayashi Corp.	93,600	901,669
Shimizu Corp.	82,000	728,788
Taisei Corp.	150,000	1,124,257

		4,165,464

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction Materials 0.0%†
Taiheiyo Cement Corp.	192,000	$549,869

Consumer Finance 0.1%
Acom Co. Ltd.*	56,600	260,448
AEON Financial Service Co. Ltd.	16,100	283,429
Credit Saison Co. Ltd.	21,300	368,215

		912,092

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	21,600	398,415

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	246,301

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	63,500	307,415
ORIX Corp.	190,800	3,023,493

		3,330,908

Diversified Telecommunication Services 0.3%
Nippon Telegraph & Telephone Corp.	97,308	4,314,329

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	92,900	1,367,615
Chugoku Electric Power Co., Inc. (The)	41,500	485,609
Hokuriku Electric Power Co.	22,700	257,838
Kansai Electric Power Co., Inc. (The)*	104,800	1,001,916
Kyushu Electric Power Co., Inc.	66,800	606,983
Shikoku Electric Power Co., Inc.	28,300	266,121
Tohoku Electric Power Co., Inc.	68,300	836,802
Tokyo Electric Power Co. Holdings, Inc.*	211,900	821,024

		5,643,908

Electrical Equipment 0.5%
Fuji Electric Co. Ltd.	75,200	375,517
Mabuchi Motor Co. Ltd.	7,600	441,793
Mitsubishi Electric Corp.	279,600	3,782,760
Nidec Corp.	34,400	3,328,547

		7,928,617

Electronic Equipment, Instruments & Components 1.2%
Alps Electric Co. Ltd.	28,400	681,250
Hamamatsu Photonics KK	20,400	617,275
Hirose Electric Co. Ltd.	4,600	606,993
Hitachi High-Technologies Corp.	7,000	291,942
Hitachi Ltd.	693,300	3,695,910
Keyence Corp.	6,568	4,814,944
Kyocera Corp.	46,000	2,235,093
Murata Manufacturing Co. Ltd.	27,600	3,854,104
Nippon Electric Glass Co. Ltd.	60,000	326,399
Omron Corp.	26,800	1,028,606
Shimadzu Corp.	36,000	523,824
TDK Corp.	17,700	1,222,105
Yaskawa Electric Corp.	36,600	583,913
Yokogawa Electric Corp.	32,700	459,336

		20,941,694

62

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Equity Real Estate Investment Trusts (REITs) 0.4%
Daiwa House Residential Investment Corp.	196	$531,391
Japan Prime Realty Investment Corp.	131	565,737
Japan Real Estate Investment Corp.	183	1,059,724
Japan Retail Fund Investment Corp.	368	837,198
Nippon Building Fund, Inc.	197	1,170,622
Nippon Prologis REIT, Inc.	206	466,211
Nomura Real Estate Master Fund, Inc.	510	827,835
United Urban Investment Corp.	433	732,211

		6,190,929

Food & Staples Retailing 0.5%
Aeon Co. Ltd.	94,100	1,300,428
FamilyMart UNY Holdings Co. Ltd.	11,800	740,102
Lawson, Inc.	9,400	714,259
Seven & i Holdings Co. Ltd.	108,000	4,507,848
Sundrug Co. Ltd.	5,300	416,908
Tsuruha Holdings, Inc.	5,300	611,530

		8,291,075

Food Products 0.4%
Ajinomoto Co., Inc.	80,000	1,778,995
Calbee, Inc.	11,500	417,239
Kikkoman Corp.	21,000	668,082
MEIJI Holdings Co. Ltd.	16,198	1,615,592
NH Foods Ltd.	24,000	575,127
Nisshin Seifun Group, Inc.	31,452	463,295
Nissin Foods Holdings Co. Ltd.	8,500	491,971
Toyo Suisan Kaisha Ltd.	14,000	567,193
Yakult Honsha Co. Ltd.	12,100	564,143
Yamazaki Baking Co. Ltd.	21,100	473,104

		7,614,741

Gas Utilities 0.2%
Osaka Gas Co. Ltd.	280,900	1,168,320
Toho Gas Co. Ltd.	56,000	519,307
Tokyo Gas Co. Ltd.	293,400	1,331,294

		3,018,921

Health Care Equipment & Supplies 0.4%
CYBERDYNE, Inc.* (c)	14,500	217,592
Hoya Corp.	58,000	2,419,992
Olympus Corp.	40,500	1,443,643
Sysmex Corp.	22,900	1,587,018
Terumo Corp.	49,300	1,906,519

		7,574,764

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	27,300	576,958
Medipal Holdings Corp.	26,800	457,910
Miraca Holdings, Inc.	7,900	381,382
Suzuken Co. Ltd.	10,780	346,238

		1,762,488

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Technology 0.1%
M3, Inc.	28,800	$876,415

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co. Japan Ltd.	9,624	276,909
Oriental Land Co. Ltd.	31,500	1,840,010

		2,116,919

Household Durables 0.8%
Casio Computer Co. Ltd. (c)	35,600	495,857
Iida Group Holdings Co. Ltd.	22,500	434,914
Nikon Corp.	48,200	728,443
Panasonic Corp.	317,602	3,276,338
Rinnai Corp.	5,300	509,151
Sekisui Chemical Co. Ltd.	59,000	929,173
Sekisui House Ltd.	84,700	1,399,559
Sharp Corp.* (c)	214,000	371,308
Sony Corp.	178,300	5,619,704

		13,764,447

Household Products 0.1%
Unicharm Corp.	59,800	1,421,997

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	22,400	521,627

Industrial Conglomerates 0.2%
Keihan Holdings Co. Ltd.	73,000	492,867
Seibu Holdings, Inc.	24,700	427,361
Toshiba Corp.*	589,700	2,135,201

		3,055,429

Insurance 0.7%
Dai-ichi Life Holdings, Inc.	153,400	2,248,994
Japan Post Holdings Co. Ltd.	64,500	821,033
MS&AD Insurance Group Holdings, Inc.	72,055	2,139,083
Sompo Holdings, Inc.	50,825	1,644,534
Sony Financial Holdings, Inc.	24,400	342,685
T&D Holdings, Inc.	87,100	1,053,288
Tokio Marine Holdings, Inc.	98,300	3,877,285

		12,126,902

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	135,200	1,558,674
Start Today Co. Ltd.	25,500	446,861

		2,005,535

Internet Software & Services 0.1%
Kakaku.com, Inc.	19,700	330,971
Mixi, Inc.	7,600	279,210
Yahoo Japan Corp.	213,800	820,135

		1,430,316

IT Services 0.2%
Fujitsu Ltd.	258,100	1,530,824
Nomura Research Institute Ltd.	17,380	602,816
NTT Data Corp.	19,200	990,820

63

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
IT Services (continued)
Obic Co. Ltd.	8,700	$451,952
Otsuka Corp.	7,900	375,867

		3,952,279

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	29,449	882,174
Sankyo Co. Ltd.	7,300	257,172
Sega Sammy Holdings, Inc.	24,500	361,763
Shimano, Inc.	10,700	1,829,482
Yamaha Corp.	24,000	857,507

		4,188,098

Machinery 1.3%
Amada Holdings Co. Ltd.	47,000	535,382
FANUC Corp.	28,100	5,144,759
Hino Motors Ltd.	35,000	381,507
Hitachi Construction Machinery Co. Ltd.	14,600	305,404
Hoshizaki Corp.	7,600	685,887
IHI Corp.	222,000	584,019
JTEKT Corp.	29,200	432,117
Kawasaki Heavy Industries Ltd.	195,200	570,159
Komatsu Ltd.	132,900	2,958,235
Kubota Corp.	151,200	2,437,096
Kurita Water Industries Ltd.	15,000	355,001
Makita Corp.	15,900	1,099,331
Minebea Co. Ltd.	45,000	459,202
Mitsubishi Heavy Industries Ltd.	469,200	2,007,175
Nabtesco Corp.	16,200	483,839
NGK Insulators Ltd.	36,000	660,770
NSK Ltd.	66,400	738,137
SMC Corp.	8,300	2,405,964
Sumitomo Heavy Industries Ltd.	75,000	394,839
THK Co. Ltd.	16,300	344,155

		22,982,978

Marine 0.1%
Mitsui OSK Lines Ltd.	151,000	377,602
Nippon Yusen KK	220,400	451,051

		828,653

Media 0.1%
Dentsu, Inc.	30,861	1,538,397
Hakuhodo DY Holdings, Inc.	34,200	411,042
Toho Co. Ltd.	15,400	462,037

		2,411,476

Metals & Mining 0.3%
Hitachi Metals Ltd.	30,000	374,981
JFE Holdings, Inc.	72,800	1,043,411
Kobe Steel Ltd.*	42,400	349,898
Maruichi Steel Tube Ltd.	8,100	261,154
Mitsubishi Materials Corp.	15,600	446,955
Nippon Steel & Sumitomo Metal Corp.	116,406	2,306,337

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Metals & Mining (continued)
Sumitomo Metal Mining Co. Ltd.	68,000	$883,650

		5,666,386

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	16,000	608,154
Isetan Mitsukoshi Holdings Ltd.	48,778	492,974
J. Front Retailing Co. Ltd.	33,600	462,549
Marui Group Co. Ltd.	30,700	430,677
Ryohin Keikaku Co. Ltd.	3,300	704,889
Takashimaya Co. Ltd.	39,000	318,084

		3,017,327

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	12,000	275,759
Inpex Corp.	132,600	1,236,995
JX Holdings, Inc.	305,517	1,207,147
Showa Shell Sekiyu KK	30,800	286,972
TonenGeneral Sekiyu KK	39,000	384,015

		3,390,888

Paper & Forest Products 0.0%†
Oji Holdings Corp.	86,000	363,625

Personal Products 0.3%
Kao Corp.	72,300	3,720,307
Kose Corp.	4,100	374,048
Pola Orbis Holdings, Inc.	3,300	274,591
Shiseido Co. Ltd.	55,200	1,423,832

		5,792,778

Pharmaceuticals 1.4%
Astellas Pharma, Inc.	301,900	4,480,758
Chugai Pharmaceutical Co. Ltd.	33,100	1,127,979
Daiichi Sankyo Co. Ltd.	86,900	2,088,141
Eisai Co. Ltd.	36,200	2,306,943
Hisamitsu Pharmaceutical Co., Inc.	9,600	512,084
Kyowa Hakko Kirin Co. Ltd.	35,500	541,663
Mitsubishi Tanabe Pharma Corp.	31,300	609,238
Ono Pharmaceutical Co. Ltd.	59,500	1,508,545
Otsuka Holdings Co. Ltd.	56,200	2,459,642
Santen Pharmaceutical Co. Ltd.	52,000	758,284
Shionogi & Co. Ltd.	43,000	2,117,665
Sumitomo Dainippon Pharma Co. Ltd.	21,900	379,300
Taisho Pharmaceutical Holdings Co. Ltd.	5,570	543,350
Takeda Pharmaceutical Co. Ltd.	102,000	4,561,944

		23,995,536

Professional Services 0.1%
Recruit Holdings Co. Ltd.	52,700	2,116,935

Real Estate Management & Development 0.8%
Aeon Mall Co. Ltd.	15,950	236,870
Daito Trust Construction Co. Ltd.	10,200	1,709,304
Daiwa House Industry Co. Ltd.	81,600	2,239,641

64

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Management & Development (continued)
Hulic Co. Ltd.	45,500	$433,237
Mitsubishi Estate Co. Ltd.	179,600	3,569,519
Mitsui Fudosan Co. Ltd.	128,700	2,931,001
Nomura Real Estate Holdings, Inc.	17,800	300,583
NTT Urban Development Corp.	18,300	168,235
Sumitomo Realty & Development Co. Ltd.	51,000	1,340,577
Tokyo Tatemono Co. Ltd.	27,500	349,329
Tokyu Fudosan Holdings Corp.	71,400	402,436

		13,680,732

Road & Rail 1.0%
Central Japan Railway Co.	20,800	3,536,961
East Japan Railway Co.	47,790	4,206,883
Hankyu Hanshin Holdings, Inc.	35,200	1,165,407
Keikyu Corp.	65,000	655,778
Keio Corp.	80,400	665,447
Keisei Electric Railway Co. Ltd.	19,500	470,144
Kintetsu Group Holdings Co. Ltd.	268,500	1,083,807
Nagoya Railroad Co. Ltd.	128,000	675,432
Nippon Express Co. Ltd.	118,500	585,324
Odakyu Electric Railway Co. Ltd.	41,550	847,776
Tobu Railway Co. Ltd.	117,000	574,416
Tokyu Corp.	152,900	1,144,678
West Japan Railway Co.	24,000	1,477,844

		17,089,897

Semiconductors & Semiconductor Equipment 0.2%
Rohm Co. Ltd.	13,300	699,110
Tokyo Electron Ltd.	22,600	2,038,633

		2,737,743

Software 0.3%
GungHo Online Entertainment, Inc. (c)	49,000	123,973
Konami Holdings Corp.	14,600	576,589
Nexon Co. Ltd.	25,000	425,575
Nintendo Co. Ltd.	16,300	3,929,281
Oracle Corp. Japan	5,400	293,883
Trend Micro, Inc.	12,900	454,265

		5,803,566

Specialty Retail 0.3%
ABC-Mart, Inc.	5,500	334,659
Fast Retailing Co. Ltd.	7,600	2,560,413
Hikari Tsushin, Inc.	3,100	284,566
Nitori Holdings Co. Ltd.	11,700	1,397,587
Shimamura Co. Ltd.	3,100	396,845
USS Co. Ltd.	30,600	517,519
Yamada Denki Co. Ltd.	92,800	479,682

		5,971,271

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	32,100	589,012
Canon, Inc.	153,000	4,395,390
FUJIFILM Holdings Corp.	63,100	2,385,868

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals (continued)
Konica Minolta, Inc.	66,100	$592,061
NEC Corp.	369,000	986,714
Ricoh Co. Ltd.	96,600	787,312
Seiko Epson Corp.	40,100	812,740

		10,549,097

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	22,400	478,001

Tobacco 0.3%
Japan Tobacco, Inc.	157,800	5,999,576

Trading Companies & Distributors 0.9%
ITOCHU Corp.	215,700	2,724,010
Marubeni Corp.	240,100	1,261,673
Mitsubishi Corp.	216,600	4,714,294
Mitsui & Co. Ltd.	244,700	3,390,323
Sumitomo Corp.	173,900	1,999,260
Toyota Tsusho Corp.	32,300	762,555

		14,852,115

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd. (c)	5,800	222,650
Kamigumi Co. Ltd.	33,000	281,771
Mitsubishi Logistics Corp.	16,400	221,998

		726,419

Wireless Telecommunication Services 1.2%
KDDI Corp.	261,900	7,959,972
NTT DOCOMO, Inc.	198,200	4,977,596
SoftBank Group Corp.	137,100	8,634,712

		21,572,280

		427,519,987

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	13,708	1,217,360

JORDAN 0.0%†
Pharmaceuticals 0.0%†
Hikma Pharmaceuticals plc	20,704	444,066

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	65,858	931,479

Media 0.1%
RTL Group SA	5,169	405,099
SES SA, FDR	52,473	1,207,199

		1,612,298

Metals & Mining 0.1%
ArcelorMittal*	272,554	1,841,637

Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	9,039	397,145

		4,782,559

65

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MACAU 0.0%†
Hotels, Restaurants & Leisure 0.0%†
MGM China Holdings Ltd.	129,600	$213,818
Wynn Macau Ltd.	219,200	335,817

		549,635

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	31,288	629,489

NETHERLANDS 4.2%
Banks 0.5%
ABN AMRO Group NV, CVA Reg. S (d)	33,874	781,801
ING Groep NV	556,060	7,299,410

		8,081,211

Beverages 0.2%
Heineken Holding NV	14,193	1,092,035
Heineken NV	33,222	2,736,436

		3,828,471

Chemicals 0.2%
Akzo Nobel NV	35,619	2,301,382
Koninklijke DSM NV	26,537	1,705,652

		4,007,034

Construction & Engineering 0.0%†
Boskalis Westminster	12,612	406,757
OCI NV* (c)	10,769	149,478

		556,235

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	496,578	1,619,217

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	183,334	4,182,291

Industrial Conglomerates 0.2%
Koninklijke Philips NV	134,123	4,041,416

Insurance 0.2%
Aegon NV	263,094	1,138,130
NN Group NV	45,676	1,375,882

		2,514,012

Media 0.1%
Altice NV, Class A*	50,449	930,483
Altice NV, Class B*	17,506	325,901

		1,256,384

Oil, Gas & Consumable Fuels 1.7%
Koninklijke Vopak NV	10,033	506,391
Royal Dutch Shell plc, Class A	613,161	15,272,022
Royal Dutch Shell plc, Class B	537,169	13,854,936

		29,633,349

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Professional Services 0.2%
Randstad Holding NV	18,027	$927,180
Wolters Kluwer NV	42,848	1,656,943

		2,584,123

Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV	52,825	5,588,567
NXP Semiconductors NV*	42,393	4,239,300

		9,827,867

Software 0.0%†
Gemalto NV	11,303	614,111

		72,745,721

NEW ZEALAND 0.2%
Construction Materials 0.1%
Fletcher Building Ltd.	94,289	698,500

Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	260,317	680,829

Electric Utilities 0.0%†
Contact Energy Ltd.	99,933	339,801
Mercury NZ Ltd.	101,581	221,755

		561,556

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	61,885	392,775

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	181,952	334,419

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	131,315	618,437

		3,286,516

NORWAY 0.7%
Banks 0.1%
DNB ASA	140,119	2,025,656

Chemicals 0.1%
Yara International ASA	24,897	879,468

Diversified Telecommunication Services 0.1%
Telenor ASA (c)	109,456	1,740,881

Food Products 0.1%
Marine Harvest ASA*	55,146	1,000,695
Orkla ASA	111,923	1,056,825

		2,057,520

Insurance 0.0%†
Gjensidige Forsikring ASA	28,022	502,072

Media 0.0%†
Schibsted ASA, Class A	11,451	274,452
Schibsted ASA, Class B	14,048	316,503

		590,955

66

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Metals & Mining 0.1%
Norsk Hydro ASA	200,305	$895,512

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	160,058	2,613,108

		11,305,172

PORTUGAL 0.1%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	322,468	1,065,841

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	39,407	677,135

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA	58,100	787,736

		2,530,712

SINGAPORE 1.2%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	225,000	505,838

Airlines 0.0%†
Singapore Airlines Ltd.	74,613	542,955

Banks 0.5%
DBS Group Holdings Ltd.	254,250	2,740,487
Oversea-Chinese Banking Corp. Ltd.	445,189	2,712,152
United Overseas Bank Ltd.	186,562	2,516,838

		7,969,477

Capital Markets 0.0%†
Singapore Exchange Ltd.	112,900	575,225

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	13,526	409,596

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,143,303	3,186,303

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	316,575	539,491
CapitaLand Commercial Trust	282,000	319,118
CapitaLand Mall Trust	382,600	570,128
Suntec Real Estate Investment Trust	335,000	404,613

		1,833,350

Food Products 0.1%
Golden Agri-Resources Ltd.	920,771	254,253
Wilmar International Ltd.	297,058	705,250

		959,503

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore plc	868,217	464,597

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	202,600	766,161
Sembcorp Industries Ltd.	136,243	246,711

		1,012,872

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Machinery 0.0%†
Sembcorp Marine Ltd. (c)	117,200	$108,672

Media 0.0%†
Singapore Press Holdings Ltd.	200,500	535,814

Real Estate Management & Development 0.1%
CapitaLand Ltd.	360,345	799,215
City Developments Ltd.	56,099	341,572
Global Logistic Properties Ltd.	384,100	488,749
UOL Group Ltd.	67,213	273,368

		1,902,904

Road & Rail 0.1%
ComfortDelGro Corp. Ltd.	332,320	605,892

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	211,625

		20,824,623

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec plc	88,935	551,947

Health Care Providers & Services 0.0%†
Mediclinic International plc	54,970	609,518

Paper & Forest Products 0.1%
Mondi plc	54,858	1,070,583

		2,232,048

SPAIN 3.1%
Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA	943,479	6,791,809
Banco de Sabadell SA	762,701	1,018,380
Banco Popular Espanol SA	483,230	528,718
Banco Santander SA	2,070,160	10,143,844
Bankia SA	656,951	577,167
Bankinter SA	94,111	719,326
CaixaBank SA	466,198	1,406,700

		21,185,944

Biotechnology 0.1%
Grifols SA	42,718	842,924

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	29,544	903,712
Ferrovial SA	69,738	1,354,859

		2,258,571

Diversified Telecommunication Services 0.4%
Telefonica SA	642,178	6,524,915

Electric Utilities 0.4%
Endesa SA	45,225	959,930
Iberdrola SA	774,202	5,268,795
Red Electrica Corp. SA	56,640	1,179,951

		7,408,676

67

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	89,661	$478,888

Gas Utilities 0.1%
Enagas SA	26,201	751,050
Gas Natural SDG SA	53,026	1,043,781

		1,794,831

Insurance 0.0%†
Mapfre SA	147,879	438,672

IT Services 0.2%
Amadeus IT Group SA, Class A	63,119	2,970,621

Machinery 0.0%†
Zardoya Otis SA	32,662	275,083

Oil, Gas & Consumable Fuels 0.1%
Repsol SA	161,582	2,256,087

Specialty Retail 0.3%
Industria de Diseno Textil SA (c)	157,190	5,484,738

Transportation Infrastructure 0.2%
Abertis Infraestructuras SA (c)	93,126	1,380,370
Aena SA Reg. S (d)	10,124	1,483,527

		2,863,897

		54,783,847

SWEDEN 2.7%
Banks 0.7%
Nordea Bank AB	435,501	4,576,735
Skandinaviska Enskilda Banken AB, Class A	223,885	2,258,191
Svenska Handelsbanken AB, Class A	215,199	2,933,835
Swedbank AB, Class A	130,538	3,054,489

		12,823,250

Building Products 0.2%
Assa Abloy AB, Class B	143,706	2,611,635

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	668,071

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class B	436,337	2,116,610

Construction & Engineering 0.1%
Skanska AB, Class B	49,016	1,064,460

Diversified Financial Services 0.2%
Industrivarden AB, Class C	21,792	388,669
Investor AB, Class B	65,636	2,330,891
Kinnevik AB, Class B	34,747	878,452

		3,598,012

Diversified Telecommunication Services 0.1%
Telia Co. AB	369,020	1,474,180

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	36,758	1,286,239

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Food & Staples Retailing 0.0%†
ICA Gruppen AB (c)	10,956	$340,126

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	28,842	472,302

Household Durables 0.1%
Electrolux AB Series B	33,204	785,884
Husqvarna AB, Class B	56,391	423,957

		1,209,841

Household Products 0.1%
Svenska Cellulosa AB SCA, Class B	87,408	2,475,641

Machinery 0.6%
Alfa Laval AB	43,429	623,062
Atlas Copco AB, Class A (c)	96,307	2,821,322
Atlas Copco AB, Class B (c)	56,652	1,479,784
Sandvik AB	149,545	1,699,042
SKF AB, Class B	58,658	993,547
Volvo AB, Class B	221,120	2,371,711

		9,988,468

Metals & Mining 0.1%
Boliden AB	39,398	913,106

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	29,852	536,598

Specialty Retail 0.2%
Hennes & Mauritz AB, Class B	136,166	3,829,349

Tobacco 0.1%
Swedish Match AB	28,275	983,974

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	44,534	367,741

		46,759,603

SWITZERLAND 9.1%
Beverages 0.0%†
Coca-Cola HBC AG*	28,173	607,970

Biotechnology 0.1%
Actelion Ltd. REG*	14,806	2,139,406

Building Products 0.1%
Geberit AG REG	5,344	2,259,283

Capital Markets 0.8%
Credit Suisse Group AG REG*	268,037	3,739,860
Julius Baer Group Ltd.*	32,305	1,307,758
Partners Group Holding AG	2,620	1,326,350
UBS Group AG REG	520,858	7,363,716

		13,737,684

Chemicals 0.6%
EMS-Chemie Holding AG REG	1,162	583,261
Givaudan SA REG	1,324	2,560,706
Sika AG	299	1,437,131
Syngenta AG REG	13,293	5,319,405

		9,900,503

68

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Construction Materials 0.2%
LafargeHolcim Ltd. REG*	65,509	$3,494,299

Diversified Financial Services 0.0%†
Pargesa Holding SA	4,620	310,129

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,718	1,699,584

Electrical Equipment 0.3%
ABB Ltd. REG*	282,179	5,821,474

Food Products 2.1%
Aryzta AG*	12,692	557,705
Barry Callebaut AG REG*	294	366,125
Chocoladefabriken Lindt & Spruengli AG	149	773,725
Chocoladefabriken Lindt & Spruengli AG REG	15	930,726
Nestle SA REG	457,273	33,158,654

		35,786,935

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG	7,678	1,029,719

Insurance 0.7%
Swiss Life Holding AG REG*	4,705	1,245,097
Swiss Re AG	48,092	4,463,504
Zurich Insurance Group AG*	21,582	5,649,233

		11,357,834

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	7,768	1,465,835

Machinery 0.1%
Schindler Holding AG REG	2,997	554,768
Schindler Holding AG — Participation Certificate	6,189	1,149,773

		1,704,541

Marine 0.1%
Kuehne + Nagel International AG REG	8,052	1,091,385

Metals & Mining 0.3%
Glencore plc*	1,754,790	5,371,599

Pharmaceuticals 2.7%
Galenica AG REG	575	576,504
Novartis AG REG	320,258	22,727,936
Roche Holding AG	100,760	23,142,729

		46,447,169

Professional Services 0.2%
Adecco Group AG REG	23,718	1,408,373
SGS SA REG	771	1,560,576

		2,968,949

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	9,228	765,362

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	87,515	830,606

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Specialty Retail 0.0%†
Dufry AG REG*	6,601	$803,062

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA REG	75,222	4,836,016
Swatch Group AG (The) REG	6,758	389,585
Swatch Group AG (The)	4,413	1,327,240

		6,552,841

Trading Companies & Distributors 0.1%
Wolseley plc	35,237	1,827,724

		157,973,893

UNITED KINGDOM 15.5%
Aerospace & Defense 0.4%
BAE Systems plc	457,723	3,032,760
Cobham plc	259,153	452,157
Meggitt plc	110,647	588,637
Rolls-Royce Holdings plc*	263,622	2,340,070
Rolls-Royce Holdings plc* (a)	12,126,612	14,843

		6,428,467

Air Freight & Logistics 0.0%†
Royal Mail plc	125,519	753,051

Airlines 0.1%
easyJet plc	22,548	258,570
International Consolidated Airlines Group SA	124,443	659,436

		918,006

Auto Components 0.1%
GKN plc	248,279	968,244

Automobiles 0.1%
Fiat Chrysler Automobiles NV	133,774	980,688

Banks 2.2%
Barclays plc	2,426,320	5,621,317
HSBC Holdings plc	2,841,465	21,399,456
Lloyds Banking Group plc	9,212,623	6,433,383
Royal Bank of Scotland Group plc*	503,377	1,163,258
Standard Chartered plc*	469,421	4,082,041

		38,699,455

Beverages 0.6%
Coca-Cola European Partners plc	31,189	1,200,317
Diageo plc	361,000	9,608,569

		10,808,886

Capital Markets 0.3%
3i Group plc	132,325	1,084,695
Aberdeen Asset Management plc	128,177	501,381
Hargreaves Lansdown plc	38,642	547,814
ICAP plc	74,662	442,705
London Stock Exchange Group plc	45,661	1,568,386
Schroders plc	20,011	688,775

		4,833,756

69

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Chemicals 0.1%
Croda International plc	18,823	$804,962
Johnson Matthey plc	28,381	1,183,010

		1,987,972

Commercial Services & Supplies 0.1%
Aggreko plc	35,433	346,448
Babcock International Group plc	33,597	406,115
G4S plc	217,281	583,643

		1,336,206

Consumer Finance 0.0%†
Provident Financial plc	20,502	739,104

Diversified Telecommunication Services 0.3%
BT Group plc	1,202,799	5,520,895
Inmarsat plc	63,463	544,389

		6,065,284

Electric Utilities 0.2%
SSE plc	144,426	2,808,082

Energy Equipment & Services 0.0%†
Petrofac Ltd.	35,696	351,553

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	143,123	1,024,674
Hammerson plc	108,405	729,297
Intu Properties plc	141,447	476,709
Land Securities Group plc	113,445	1,385,232
Segro plc	117,510	629,390

		4,245,302

Food & Staples Retailing 0.3%
J Sainsbury plc	247,104	757,631
Tesco plc*	1,167,613	3,007,405
Wm Morrison Supermarkets plc	318,794	882,506

		4,647,542

Food Products 0.1%
Associated British Foods plc	51,884	1,560,620
Tate & Lyle plc	62,561	596,642

		2,157,262

Health Care Equipment & Supplies 0.1%
Smith & Nephew plc	130,360	1,884,531

Hotels, Restaurants & Leisure 0.4%
Compass Group plc	236,317	4,275,986
InterContinental Hotels Group plc	26,926	1,043,884
Merlin Entertainments plc Reg. S (d)	97,359	548,697
Whitbread plc	26,597	1,174,928
William Hill plc	120,530	436,013

		7,479,508

Household Durables 0.2%
Barratt Developments plc	145,895	809,051
Berkeley Group Holdings plc	18,106	522,203

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Household Durables (continued)
Persimmon plc	43,607	$902,658
Taylor Wimpey plc	477,405	826,742

		3,060,654

Household Products 0.5%
Reckitt Benckiser Group plc	91,028	8,143,410

Industrial Conglomerates 0.1%
DCC plc	12,761	1,038,228
Smiths Group plc	54,856	950,554

		1,988,782

Insurance 1.0%
Admiral Group plc	30,939	724,875
Aviva plc	580,091	3,143,384
Direct Line Insurance Group plc	199,307	843,182
Legal & General Group plc	855,078	2,187,507
Old Mutual plc	716,151	1,761,688
Prudential plc	365,620	5,966,502
RSA Insurance Group plc	149,989	1,012,673
St James’s Place plc	78,040	901,269
Standard Life plc	284,708	1,174,894

		17,715,974

Internet Software & Services 0.0%†
Auto Trader Group plc Reg. S (d)	135,188	619,360

IT Services 0.1%
Worldpay Group plc Reg. S (d)	258,340	897,843

Machinery 0.1%
CNH Industrial NV	146,420	1,136,753
IMI plc	37,062	450,173
Weir Group plc (The)	30,688	637,475

		2,224,401

Media 0.4%
ITV plc	522,691	1,089,679
Pearson plc	121,043	1,119,813
Sky plc	148,036	1,479,953
WPP plc	185,631	4,030,615

		7,720,060

Metals & Mining 0.7%
Anglo American plc*	201,105	2,791,178
Rio Tinto Ltd.	61,448	2,542,379
Rio Tinto plc	177,910	6,186,875

		11,520,432

Multiline Retail 0.1%
Marks & Spencer Group plc	237,373	987,659
Next plc	20,751	1,220,861

		2,208,520

70

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Multi-Utilities 0.5%
Centrica plc	781,510	$2,046,974
National Grid plc	533,277	6,936,748

		8,983,722

Oil, Gas & Consumable Fuels 0.9%
BP plc	2,674,248	15,809,367

Personal Products 1.0%
Unilever NV, CVA (c)	232,621	9,729,600
Unilever plc	183,145	7,646,155

		17,375,755

Pharmaceuticals 1.4%
AstraZeneca plc	180,829	10,125,533
GlaxoSmithKline plc	698,658	13,801,511

		23,927,044

Professional Services 0.4%
Capita plc	97,593	698,561
Intertek Group plc	24,074	1,004,418
RELX NV	144,637	2,438,946
RELX plc	159,860	2,853,524

		6,995,449

Software 0.1%
Sage Group plc (The)	155,467	1,371,680

Specialty Retail 0.1%
Dixons Carphone plc	139,515	536,377
Kingfisher plc	322,289	1,423,686

		1,960,063

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	65,897	1,188,458

Tobacco 1.3%
British American Tobacco plc	267,364	15,323,419
Imperial Brands plc	137,496	6,650,934

		21,974,353

Trading Companies & Distributors 0.2%
Ashtead Group plc	69,922	1,089,491
Bunzl plc	46,538	1,249,421
Travis Perkins plc	36,342	591,264

		2,930,176

Water Utilities 0.1%
Severn Trent plc	34,705	987,918
United Utilities Group plc	100,704	1,157,579

		2,145,497

Wireless Telecommunication Services 0.6%
Vodafone Group plc	3,809,225	10,461,376

		269,315,275

UNITED STATES 0.7%
Biotechnology 0.4%
Shire plc	128,871	7,276,404

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Hotels, Restaurants & Leisure 0.1%
Carnival plc	27,312	$1,317,336

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,621	797,827

Pharmaceuticals 0.0%†
Taro Pharmaceutical Industries Ltd.* (c)	2,161	219,363

Semiconductors & Semiconductor Equipment 0.1%
Cohu, Inc.	7,078	870,803

Software 0.1%
Mobileye NV*	25,281	939,948

		11,421,681

Total Common Stocks (cost $1,600,209,833)		1,718,446,227

Preferred Stocks 0.6%
GERMANY 0.6%
Auto Components 0.0%†
Schaeffler AG Preference Shares	23,928	362,738

Automobiles 0.3%
Bayerische Motoren Werke AG Preference Shares	7,816	593,434
Porsche Automobil Holding SE Preference Shares	22,649	1,223,916
Volkswagen AG — Preference Shares	26,715	3,683,345

		5,500,695

Chemicals 0.1%
Fuchs Petrolub SE Preference Shares	9,984	446,874

Household Products 0.2%
Henkel AG & Co. KGaA Preference Shares	25,545	3,283,315

Total Preferred Stocks (cost $8,205,763)		9,593,622

Rights 0.0%†

	Number of Rights

ITALY 0.0%†
Diversified Financial Services 0.0%†
EXOR SpA, expiring at an exercise price of $31.23 on 11/09/16* (a)	15,697	1

71

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Rights (continued)

	Number of Rights	Market Value

SPAIN 0.0%†
Banks 0.0%†
Banco Santander SA, expiring at an exercise price of $0.00 on 11/01/16*	2,070,160	$115,899

Construction & Engineering 0.0%†
Ferrovial SA, expiring at an exercise price of $1.00 on 11/14/2016 *	69,738	29,856

		145,755

SWEDEN 0.0%†
Wireless Telecommunication Services 0.0%†
Tele2 AB, expiring at an exercise price of $53.00 on 11/16/16 * (a)	44,534	13,302

Total Rights (cost $137,460)		159,058

Investment Company 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (e)(f)	1,065,231	1,065,231

Total Investment Company (cost $1,065,231)		1,065,231

Repurchase Agreement 1.4%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $25,150,547, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $25,653,330. (e)(g)	$25,150,323	25,150,323

Total Repurchase Agreement (cost $25,150,323)		25,150,323

Total Investments (cost $1,634,768,610) (h) — 100.7%		1,754,414,461

Liabilities in excess of other assets — (0.7)%		(12,183,074)

NET ASSETS — 100.0%		$1,742,231,387

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security (unaudited).

(c)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $24,794,982.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $7,764,795 which represents 0.45% of net assets.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $26,215,554.

(f)	Represents 7-day effective yield as of October 31, 2016.

(g)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

DJ	Dow Jones

FDR	Fiduciary Depositary Receipt

FTSE	Financial Times Stock Exchange

KGaA	Limited Partnership with shares

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

plc	Public Limited Company

REG	Registered Shares

72

Statement of Investments (Continued)

October 31, 2016

Nationwide International Index Fund (Continued)

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SGX	Singapore Exchange

SpA	Limited Share Company

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
177	DJ Euro Stoxx 50	12/16/16	$5,932,032	$76,570
47	FTSE 100 Index	12/16/16	3,986,115	(37,031)
49	SGX Nikkei 225 Index	12/08/16	4,072,042	124,747
21	SPI 200 Index	12/15/16	2,112,654	(60,423)

			$16,102,843	$103,863

At October, 2016 the fund had $1,054,545 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

73

Statement of Assets and Liabilities

October 31, 2016

Nationwide International Index Fund
Assets:
Investments, at value* (cost $1,609,618,287)	$1,729,264,138
Repurchase agreement, at value (cost $25,150,323)	25,150,323

Total Investments, at value (total cost $1,634,768,610)	1,754,414,461

Deposits with broker for futures contracts	1,054,545
Foreign currencies, at value (cost $11,501,362)	11,480,146
Interest and dividends receivable	4,394,084
Security lending income receivable	44,027
Receivable for investments sold	1,164,829
Receivable for capital shares issued	61,218
Reclaims receivable	1,447,375
Prepaid expenses	25,161

Total Assets	1,774,085,846

Liabilities:
Payable for investments purchased	1,165,543
Payable for capital shares redeemed	3,559,369
Payable for variation margin on futures contracts	27,336
Cash overdraft (Note 2)	215,380
Payable upon return of securities loaned (Note 2)	26,215,554
Accrued expenses and other payables:
Investment advisory fees	356,486
Fund administration fees	43,421
Distribution fees	39,534
Administrative servicing fees	36,742
Accounting and transfer agent fees	16,452
Trustee fees	6,275
Custodian fees	9,285
Compliance program costs (Note 3)	729
Professional fees	103,306
Printing fees	12,361
Other	46,686

Total Liabilities	31,854,459

Net Assets	$1,742,231,387

Represented by:
Capital	$1,722,072,313
Accumulated undistributed net investment income	5,114,193
Accumulated net realized losses from investments, futures, and foreign currency transactions	(104,510,725)
Net unrealized appreciation/(depreciation) from investments	119,645,851
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	103,863
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(194,108)

Net Assets	$1,742,231,387

*	Includes value of securities on loan of $24,794,982 (Note 2).

74

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide International Index Fund
Net Assets:
Class A Shares	$154,817,735
Class C Shares	5,729,070
Class R Shares	3,019,089
Institutional Class Shares	1,578,665,493

Total	$1,742,231,387

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	21,360,698
Class C Shares	837,463
Class R Shares	416,303
Institutional Class Shares	216,662,956

Total	239,277,420

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.25
Class C Shares (b)	$6.84
Class R Shares	$7.25
Institutional Class Shares	$7.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.69

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

75

Statement of Operations

For the Year Ended October 31, 2016

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$60,160,483
Income from securities lending (Note 2)	1,098,595
Interest income	8,090
Foreign tax withholding	(4,798,653)

Total Income	56,468,515

EXPENSES:
Investment advisory fees	4,126,955
Fund administration fees	505,794
Distribution fees Class A	394,619
Distribution fees Class C	59,439
Distribution fees Class R	15,914
Administrative servicing fees Class A	249,787
Administrative servicing fees Class C	4,628
Administrative servicing fees Class R	6,000
Registration and filing fees	52,188
Professional fees	217,362
Printing fees	16,032
Trustee fees	53,355
Custodian fees	67,649
Accounting and transfer agent fees	103,194
Compliance program costs (Note 3)	7,535
Other	180,562

Total Expenses	6,061,013

NET INVESTMENT INCOME	50,407,502

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,004,565)
Net realized gains from futures transactions (Note 2)	4,466,506
Net realized losses from foreign currency transactions (Note 2)	(763,867)

Net realized losses from investments, futures, and foreign currency transactions	(1,301,926)

Net change in unrealized appreciation/(depreciation) from investments	(86,421,924)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,656,060)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	175,961

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	(87,902,023)

Net realized/unrealized losses from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(89,203,949)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,796,447)

The accompanying notes are an integral part of these financial statements.

76

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$50,407,502	$51,657,152
Net realized gains/(losses) from investments, futures, and foreign currency transactions	(1,301,926)	6,119,695
Net change in unrealized appreciation/(depreciation) from investments futures contracts, and translation of assets and liabilities denominated in foreign currencies	(87,902,023)	(76,571,546)

Change in net assets resulting from operations	(38,796,447)	(18,794,699)

Distributions to Shareholders From:
Net investment income:
Class A	(4,063,519)	(5,349,026)
Class C	(128,432)	(99,660)
Class R	(75,803)	(58,543)
Institutional Class	(45,873,118)	(49,741,973)
Net realized gains:
Class A	(1,486,305)	(651,027)
Class C	(54,295)	(9,993)
Class R	(28,670)	(3,713)
Institutional Class	(13,864,826)	(5,092,429)

Change in net assets from shareholder distributions	(65,574,968)	(61,006,364)

Change in net assets from capital transactions	85,775,600	77,409,368

Change in net assets	(18,595,815)	(2,391,695)

Net Assets:
Beginning of year	1,760,827,202	1,763,218,897

End of year	$1,742,231,387	$1,760,827,202

Accumulated undistributed net investment income at end of year	$5,114,193	$4,563,292

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,116,829	$38,576,714
Dividends reinvested	5,247,629	5,786,822
Cost of shares redeemed	(31,393,996)	(62,018,171)

Total Class A Shares	(5,029,538)	(17,654,635)

Class C Shares
Proceeds from shares issued	1,950,223	4,859,124
Dividends reinvested	143,360	78,316
Cost of shares redeemed	(1,552,906)	(1,176,110)

Total Class C Shares	540,677	3,761,330

Class R Shares
Proceeds from shares issued	1,113,515	3,145,898
Dividends reinvested	103,526	62,256
Cost of shares redeemed	(1,401,763)	(793,674)

Total Class R Shares	(184,722)	2,414,480

77

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$186,029,351	$238,000,832
Dividends reinvested	59,737,944	54,834,402
Cost of shares redeemed	(155,318,112)	(203,947,041)

Total Institutional Class Shares	90,449,183	88,888,193

Change in net assets from capital transactions	$85,775,600	$77,409,368

SHARE TRANSACTIONS:
Class A Shares
Issued	2,928,978	4,793,240
Reinvested	725,388	738,469
Redeemed	(4,325,156)	(7,787,211)

Total Class A Shares	(670,790)	(2,255,502)

Class C Shares
Issued	280,990	630,808
Reinvested	20,999	10,386
Redeemed	(226,850)	(160,193)

Total Class C Shares	75,139	481,001

Class R Shares
Issued	156,316	397,700
Reinvested	14,312	7,804
Redeemed	(195,646)	(101,056)

Total Class R Shares	(25,018)	304,448

Institutional Class Shares
Issued	26,504,243	29,942,005
Reinvested	8,218,535	6,961,613
Redeemed	(21,087,821)	(24,806,858)

Total Institutional Class Shares	13,634,957	12,096,760

Total change in shares	13,014,288	10,626,707

The accompanying notes are an integral part of these financial statements.

78

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$7.75	0.18	(0.42)	(0.24)	(0.19)	(0.07)	(0.26)	–	$7.25	(3.13%	)	$154,817,735	0.72%	2.55%	0.72%	6.09%
Year Ended October 31, 2015	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	–	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%
Year Ended October 31, 2014	$8.41	0.25	(0.27)	(0.02)	(0.25)	–	(0.25)	–	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%
Year Ended October 31, 2013	$6.87	0.18	1.58	1.76	(0.22)	–	(0.22)	–	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%
Year Ended October 31, 2012	$6.69	0.18	0.16	0.34	(0.16)	–	(0.16)	–	$6.87	5.34%		$174,590,865	0.75%	2.70%	0.76%	26.78%

Class C Shares
Year Ended October 31, 2016	$7.34	0.13	(0.41)	(0.28)	(0.15)	(0.07)	(0.22)	–	$6.84	(3.83%	)	$5,729,070	1.39%	1.92%	1.39%	6.09%
Year Ended October 31, 2015	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	–	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%
Year Ended October 31, 2014	$8.01	0.15	(0.23)	(0.08)	(0.20)	–	(0.20)	–	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%
Year Ended October 31, 2013	$6.56	0.12	1.51	1.63	(0.18)	–	(0.18)	–	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%
Year Ended October 31, 2012	$6.39	0.14	0.15	0.29	(0.12)	–	(0.12)	–	$6.56	4.76%		$404,593	1.34%	2.29%	1.35%	26.78%

Class R Shares (e)
Year Ended October 31, 2016	$7.75	0.16	(0.42)	(0.26)	(0.17)	(0.07)	(0.24)	–	$7.25	(3.37%	)	$3,019,089	1.00%	2.27%	1.00%	6.09%
Year Ended October 31, 2015	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	–	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%
Year Ended October 31, 2014	$8.42	0.24	(0.27)	(0.03)	(0.24)	–	(0.24)	–	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%
Year Ended October 31, 2013	$6.89	0.17	1.57	1.74	(0.21)	–	(0.21)	–	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%
Year Ended October 31, 2012	$6.68	0.17	0.18	0.35	(0.14)	–	(0.14)	–	$6.89	5.55%		$168,392	0.84%	2.65%	0.84%	26.78%

Institutional Class Shares
Year Ended October 31, 2016	$7.79	0.22	(0.43)	(0.21)	(0.22)	(0.07)	(0.29)	–	$7.29	(2.71%	)	$1,578,665,493	0.31%	2.98%	0.31%	6.09%
Year Ended October 31, 2015	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	–	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%
Year Ended October 31, 2014	$8.45	0.28	(0.27)	0.01	(0.28)	–	(0.28)	–	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%
Year Ended October 31, 2013	$6.91	0.21	1.57	1.78	(0.24)	–	(0.24)	–	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%
Year Ended October 31, 2012	$6.72	0.22	0.16	0.38	(0.19)	–	(0.19)	–	$6.91	5.93%		$1,317,225,599	0.34%	3.28%	0.35%	26.78%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are integral part of these financial statements.

79

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2016, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 5.96% versus 6.26% for its benchmark, the S&P MidCap 400® (S&P 400) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 432 funds as of October 31, 2016) was 3.05% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

In terms of attribution, securities lending provided a minor contribution, with NAV rounding the primary detractor and cash drag a minor detractor.

For the 12-month period ended October 31, 2016, from a sector perspective, utilities (+21.52%) generated the strongest returns in the S&P 400® Index, followed by materials (+18.94%) and real estate (+13.26%). Declines were seen across energy (-17.96%), telecommunication services (-7.81%) and consumer discretionary (-3.16%).

An evaluation of the trailing 12-month period begins in November 2015, with comments from several Federal Reserve (Fed) members that a rate hike was likely before year-end. Fed Chair Janet Yellen emphasized that the Fed would likely raise rates in December, but that the rate hikes would be gradual. Other Fed officials echoed the “gradual” theme as an emphasis. Geopolitical risks in November, with the Russian downed plane off the coast of Egypt and the Paris terror attacks, roiled world markets, while better-than-expected payrolls and economic data pointed to a healthier U.S. economy. All of this was coming on the heels of lowered growth forecasts out of China, leading to the risk of a greater global slowdown. The S&P 500® Index was virtually flat with a 0.3% return. The U.S. dollar strengthened versus the major currencies except the Australian dollar.

December 2015 headlines were dominated by plunging oil prices, Chinese slowing growth, and the Fed raising rates for the first time since 2006. Energy stocks declined in December, and the S&P lost 1.6%, with these concerns weighing on the markets. Janet Yellen emphasized again that future rate hikes would be gradual and data-driven, which gave markets some sense of calm. Better-than-expected U.S. GDP growth also helped the U.S. market, but low oil prices and slowing Chinese growth pose significant risks going forward. The U.S. dollar was mixed versus other currencies for the month.

During the first quarter of 2016, market-moving events and headlines were dominated by slowing global growth fears and geopolitical events, which were offset by dovish Fed comments and worldwide central bank easing.

The first week of 2016 was the worst start to a year since 2009, and by February 11th, the S&P 500 Total Return Index hit a low for the year of -10.27%. With fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan, equities suffered.

On February 16th, Russia and Saudi Arabia agreed to freeze oil production, and oil began to rebound. U.S. equities responded in kind, aided by dovish comments from Fed officials. In March, the European Central Bank (ECB) unexpectedly cut rates and increased asset purchases, while the Fed kept rates unchanged and scaled back the expected number of rate hikes this year. Despite the terror attacks in Brussels, the market rallied in March and the S&P 500 Index ended the quarter up 1.35%.

Domestic equity markets posted gains in the second quarter of 2016 despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union. Following the vote, equity markets declined worldwide and investors rushed to high-quality assets, driving U.S. Treasury yields further down.

U.S. equities capitalized on the upward momentum from their March rally, which continued through the second quarter as commodities rebounded and dovish comments from the Fed fueled the market. Small-cap stocks outperformed large-cap stocks by approximately 1.25% during the quarter, as measured by the Russell 2000® and Russell 1000® Indices,

80

Fund Commentary (con’t.)	Nationwide Mid Cap Market Index Fund

respectively, and mid-cap outperformed large-cap by approximately 1.75%, as measured by the S&P 400. Value stocks outperformed growth stocks due to their higher exposure to the energy sector, which benefited from a strong rally in oil prices.

During the third quarter of 2016, most major U.S. equity indexes saw gains, largely driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. Small-cap stocks significantly outperformed large caps, with the Russell 2000 reaching all-time highs during September, with particularly strong performance in small-cap health care, financials, and industrials stocks. Additionally, the Russell 1000® Growth Index, led by technology names, outperformed the Russell 1000® Value Index, which was hurt by utility names (-1.38%).

July was the strongest month of the quarter as healthy macroeconomic data and positive earnings surprises propelled the markets forward. The U.S. rally continued in August, although the S&P 500 Index specifically was roughly flat as hawkish statements from some Fed officials began to surface. Investors’ focus on the September Fed meeting dominated market performance in the last month of the quarter. While the Fed kept rates unchanged, several Fed officials expressed support of a rate hike later in the year. The S&P 500 Index was again flat for the month while small caps continued to rally.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

81

Fund Overview	Nationwide Mid Cap Market Index Fund

Asset Allocation†

Common Stocks	96.1%
Repurchase Agreement	2.7%
Investment Company	0.1%
Futures Contracts	(0.1)%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Equity Real Estate Investment Trusts (REITs)	11.1%
Banks	5.9%
Insurance	4.9%
Machinery	4.6%
Software	4.5%
Electronic Equipment, Instruments & Components	4.0%
IT Services	3.8%
Health Care Equipment & Supplies	3.7%
Capital Markets	3.4%
Food Products	2.9%
Other Industries*	51.2%
100.0%

Top Holdings††

WhiteWave Foods Co. (The)	0.6%
IDEXX Laboratories, Inc.	0.6%
Ingredion, Inc.	0.6%
Duke Realty Corp.	0.6%
Synopsys, Inc.	0.6%
Everest Re Group Ltd.	0.6%
ResMed, Inc.	0.6%
Alexandria Real Estate Equities, Inc.	0.5%
CDK Global, Inc.	0.5%
Domino’s Pizza, Inc.	0.5%
Other Holdings*	94.3%
100.0%

Objective

The Fund seeks to match the performance of the S&P MidCap 400® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

82

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	5.54%	12.20%	7.63%
	w/SC2	(0.51)%	10.88%	7.00%
Class C	w/o SC1	4.78%	11.46%	6.95%
	w/SC3	3.86%	N/A	N/A
Class R4,5,6		5.22%	11.98%	7.49%
Institutional Class[4]		5.96%	12.65%	8.05%
S&P MidCap 400® Index		6.26%	12.92%	8.38%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were remaned Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.69%	0.68%
Class C	1.36%	1.35%
Class R	0.97%	0.96%
Institutional Class	0.27%	0.26%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

83

Fund Performance (con’t.)	Nationwide Mid Cap Market Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

84

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2016			Beginning Account Value($) 05/01/16	Ending Account Value($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,037.60	3.48	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.72	3.46	0.68
Class C Shares	Actual	(a)	1,000.00	1,034.00	6.95	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.90	1.36
Class R Shares	Actual	(a)	1,000.00	1,036.20	4.91	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.31	4.88	0.96
Institutional Class Shares	Actual	(a)	1,000.00	1,039.90	1.33	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.83	1.32	0.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

85

Statement of Investments

October 31, 2016

Nationwide Mid Cap Market Index Fund

Common Stocks 96.1%

	Shares	Market Value

Aerospace & Defense 2.0%
B/E Aerospace, Inc.	80,333	$4,781,420
Curtiss-Wright Corp.	34,967	3,133,743
Esterline Technologies Corp.*	23,079	1,695,153
Huntington Ingalls Industries, Inc.	36,979	5,966,931
KLX, Inc.*	41,958	1,444,194
Orbital ATK, Inc.	46,269	3,440,563
Teledyne Technologies, Inc.*	27,384	2,948,709
Triumph Group, Inc.	39,212	929,324

		24,340,037

Airlines 0.4%
JetBlue Airways Corp.*	255,119	4,459,480

Auto Components 0.5%
Dana, Inc.	113,401	1,755,448
Gentex Corp.	226,917	3,837,166

		5,592,614

Automobiles 0.2%
Thor Industries, Inc.	37,698	2,989,828

Banks 5.9%
Associated Banc-Corp.	117,188	2,378,916
BancorpSouth, Inc.	67,433	1,584,676
Bank of Hawaii Corp. (a)	34,208	2,570,731
Bank of the Ozarks, Inc.	72,149	2,666,627
Cathay General Bancorp (a)	59,168	1,772,082
Chemical Financial Corp.	55,557	2,386,173
Commerce Bancshares, Inc.	66,038	3,290,013
Cullen/Frost Bankers, Inc. (a)	43,344	3,293,711
East West Bancorp, Inc.	114,265	4,514,610
First Horizon National Corp.	184,945	2,850,002
FNB Corp.	166,033	2,170,051
Fulton Financial Corp.	137,634	2,050,747
Hancock Holding Co.	61,528	2,064,264
International Bancshares Corp.	45,502	1,403,737
MB Financial, Inc.	56,194	2,044,900
PacWest Bancorp	94,565	4,103,175
PrivateBancorp, Inc.	63,114	2,855,277
Prosperity Bancshares, Inc. (a)	54,629	3,030,271
Signature Bank*	42,394	5,111,021
SVB Financial Group*	41,022	5,015,760
Synovus Financial Corp.	97,125	3,211,924
TCF Financial Corp.	135,566	1,938,594
Trustmark Corp.	53,679	1,485,835
Umpqua Holdings Corp.	174,816	2,671,188
Valley National Bancorp	198,068	1,952,950
Webster Financial Corp.	72,699	2,937,040

		71,354,275

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A*	7,163	1,112,056

Common Stocks (continued)

	Shares	Market Value

Biotechnology 0.3%
United Therapeutics Corp.* (a)	34,339	$4,123,084

Building Products 0.8%
AO Smith Corp.	117,186	5,293,292
Lennox International, Inc.	30,916	4,510,335

		9,803,627

Capital Markets 3.3%
CBOE Holdings, Inc.	64,362	4,068,322
Eaton Vance Corp.	89,629	3,142,393
FactSet Research Systems, Inc. (a)	32,205	4,982,758
Federated Investors, Inc., Class B	74,029	1,998,783
Janus Capital Group, Inc.	113,163	1,450,750
MarketAxess Holdings, Inc.	29,821	4,495,814
MSCI, Inc.	74,768	5,995,646
Raymond James Financial, Inc.	99,702	5,994,084
SEI Investments Co.	107,155	4,750,181
Stifel Financial Corp.*	52,020	2,036,063
Waddell & Reed Financial, Inc., Class A	65,898	1,035,916
WisdomTree Investments, Inc. (a)	91,213	782,607

		40,733,317

Chemicals 2.8%
Ashland Global Holdings, Inc.	49,078	5,483,485
Cabot Corp.	49,548	2,583,433
Minerals Technologies, Inc.	27,693	1,860,969
NewMarket Corp. (a)	7,326	2,937,067
Olin Corp.	131,207	2,877,369
PolyOne Corp.	66,383	1,940,375
RPM International, Inc.	105,509	5,015,898
Scotts Miracle-Gro Co. (The), Class A	35,653	3,140,673
Sensient Technologies Corp.	35,227	2,624,764
Valspar Corp. (The)	57,764	5,753,294

		34,217,327

Commercial Services & Supplies 1.2%
Clean Harbors, Inc.*	41,627	1,969,790
Copart, Inc.*	77,004	4,040,400
Deluxe Corp.	38,327	2,345,612
Herman Miller, Inc.	47,533	1,321,417
HNI Corp.	35,087	1,426,637
MSA Safety, Inc.	24,556	1,431,615
Rollins, Inc.	75,946	2,340,656

		14,876,127

Communications Equipment 1.4%
ARRIS International plc*	150,439	4,179,195
Brocade Communications Systems, Inc.	317,264	3,362,998
Ciena Corp.*	108,910	2,110,676
InterDigital, Inc.	27,080	1,913,202
NetScout Systems, Inc.*	72,679	1,995,039
Plantronics, Inc.	26,120	1,350,665
ViaSat, Inc.* (a)	35,637	2,518,111

		17,429,886

86

Statement of Investments (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering 1.1%
AECOM*	121,337	$3,379,236
Dycom Industries, Inc.*	24,984	1,922,019
EMCOR Group, Inc.	48,168	2,912,237
Granite Construction, Inc.	31,344	1,540,871
KBR, Inc.	113,040	1,674,123
Valmont Industries, Inc. (a)	17,815	2,279,429

		13,707,915

Construction Materials 0.3%
Eagle Materials, Inc.	37,996	3,076,536

Consumer Finance 0.2%
SLM Corp.*	338,898	2,389,231

Containers & Packaging 1.6%
AptarGroup, Inc.	49,901	3,564,927
Bemis Co., Inc.	75,231	3,665,254
Greif, Inc., Class A	20,769	973,235
Packaging Corp. of America	74,404	6,138,330
Silgan Holdings, Inc.	32,111	1,636,056
Sonoco Products Co.	79,209	3,983,421

		19,961,223

Distributors 0.3%
Pool Corp.	33,413	3,093,376

Diversified Consumer Services 0.7%
DeVry Education Group, Inc.	44,497	1,010,082
Graham Holdings Co., Class B	3,676	1,746,100
Service Corp. International	153,270	3,923,712
Sotheby’s (a)	37,866	1,358,632

		8,038,526

Electric Utilities 1.9%
Great Plains Energy, Inc.	164,192	4,669,620
Hawaiian Electric Industries, Inc.	85,383	2,518,799
IDACORP, Inc.	39,987	3,134,581
OGE Energy Corp.	158,624	4,923,689
PNM Resources, Inc.	63,267	2,078,321
Westar Energy, Inc.	111,935	6,416,114

		23,741,124

Electrical Equipment 0.7%
EnerSys	34,397	2,240,277
Hubbell, Inc.	40,737	4,257,831
Regal Beloit Corp.	35,493	2,097,636

		8,595,744

Electronic Equipment, Instruments & Components 4.0%
Arrow Electronics, Inc.*	72,254	4,416,165
Avnet, Inc.	100,900	4,232,755
Belden, Inc.	33,366	2,162,451
Cognex Corp.	67,386	3,477,118

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Ingram Micro, Inc., Class A	117,867	$4,384,652
IPG Photonics Corp.* (a)	29,424	2,854,422
Jabil Circuit, Inc.	151,357	3,229,958
Keysight Technologies, Inc.*	134,479	4,410,911
Knowles Corp.* (a)	70,583	1,054,510
National Instruments Corp.	83,094	2,334,110
SYNNEX Corp.	23,046	2,363,137
Tech Data Corp.*	27,847	2,144,776
Trimble, Inc.*	196,949	5,443,670
VeriFone Systems, Inc.*	87,524	1,354,872
Vishay Intertechnology, Inc.	107,645	1,517,795
Zebra Technologies Corp., Class A* (a)	41,960	2,762,646

		48,143,948

Energy Equipment & Services 1.3%
Diamond Offshore Drilling, Inc. (a)	51,011	841,171
Dril-Quip, Inc.*	29,326	1,392,985
Ensco plc, Class A	239,678	1,874,282
Nabors Industries Ltd.	223,707	2,662,113
Noble Corp. plc	193,219	954,502
Oceaneering International, Inc.	77,712	1,849,546
Oil States International, Inc.*	41,152	1,203,696
Patterson-UTI Energy, Inc.	116,882	2,627,507
Rowan Cos. plc, Class A	99,200	1,316,384
Superior Energy Services, Inc. (a)	120,286	1,703,250

		16,425,436

Equity Real Estate Investment Trusts (REITs) 10.9%
Alexandria Real Estate Equities, Inc.	61,553	6,636,029
American Campus Communities, Inc.	102,969	5,365,715
Camden Property Trust	69,277	5,641,919
Care Capital Properties, Inc.	66,737	1,773,202
Communications Sales & Leasing, Inc.	108,471	3,083,830
Corporate Office Properties Trust	75,459	2,014,001
Corrections Corp. of America	93,319	1,348,459
Cousins Properties, Inc.	269,570	2,094,559
DCT Industrial Trust, Inc.	71,437	3,339,680
Douglas Emmett, Inc.	112,721	4,114,316
Duke Realty Corp.	276,729	7,236,463
Education Realty Trust, Inc.	58,053	2,472,477
EPR Properties	50,523	3,674,033
Equity One, Inc.	72,537	2,067,304
First Industrial Realty Trust, Inc.	92,429	2,441,050
Healthcare Realty Trust, Inc.	90,755	2,894,177
Highwoods Properties, Inc.	78,125	3,877,344
Hospitality Properties Trust	129,221	3,535,487
Kilroy Realty Corp.	72,778	5,227,644
Lamar Advertising Co., Class A	65,237	4,139,288
LaSalle Hotel Properties	89,946	2,136,217
Liberty Property Trust	116,496	4,709,933
Life Storage, Inc.	36,864	2,973,082
Mack-Cali Realty Corp.	71,497	1,836,043
Medical Properties Trust, Inc.	253,206	3,529,692

87

Statement of Investments (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartment Communities, Inc.	59,930	$5,558,507
National Retail Properties, Inc.	115,693	5,277,915
Omega Healthcare Investors, Inc.	152,004	4,838,287
Post Properties, Inc.	42,237	2,778,772
Potlatch Corp.	32,525	1,248,960
Rayonier, Inc.	97,807	2,623,184
Regency Centers Corp.	82,331	5,933,595
Senior Housing Properties Trust	188,665	4,012,904
Tanger Factory Outlet Centers, Inc.	75,661	2,633,003
Taubman Centers, Inc.	47,858	3,467,791
Urban Edge Properties	72,179	1,862,940
Washington Prime Group, Inc.	147,455	1,546,803
Weingarten Realty Investors	92,182	3,337,910

		133,282,515

Food & Staples Retailing 0.6%
Casey’s General Stores, Inc. (a)	31,030	3,506,080
Sprouts Farmers Market, Inc.*	110,434	2,446,113
United Natural Foods, Inc.*	39,990	1,669,182

		7,621,375

Food Products 2.8%
Dean Foods Co.	70,631	1,289,722
Flowers Foods, Inc. (a)	144,996	2,250,338
Hain Celestial Group, Inc. (The)*	81,906	2,978,921
Ingredion, Inc.	57,106	7,490,594
Lancaster Colony Corp.	15,427	2,015,538
Post Holdings, Inc.*	50,927	3,882,165
Snyder’s-Lance, Inc.	67,401	2,397,454
Tootsie Roll Industries, Inc. (a)	13,790	488,855
TreeHouse Foods, Inc.* (a)	44,795	3,918,667
WhiteWave Foods Co. (The)*	140,097	7,633,885

		34,346,139

Gas Utilities 2.1%
Atmos Energy Corp.	81,818	6,086,441
National Fuel Gas Co. (a)	67,347	3,527,636
New Jersey Resources Corp.	68,252	2,317,155
ONE Gas, Inc.	41,543	2,545,755
Southwest Gas Corp.	37,651	2,728,191
UGI Corp. (a)	136,596	6,323,029
WGL Holdings, Inc.	40,195	2,535,099

		26,063,306

Health Care Equipment & Supplies 3.7%
ABIOMED, Inc.* (a)	31,621	3,319,889
Align Technology, Inc.*	59,434	5,106,569
Halyard Health, Inc.*	37,100	1,200,185
Hill-Rom Holdings, Inc.	46,933	2,600,557
IDEXX Laboratories, Inc.*	70,770	7,582,298
LivaNova plc*	34,767	1,970,593
NuVasive, Inc.*	39,745	2,373,969

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
ResMed, Inc. (a)	111,249	$6,649,353
STERIS plc	68,207	4,557,592
Teleflex, Inc.	34,854	4,988,653
West Pharmaceutical Services, Inc.	58,089	4,416,507

		44,766,165

Health Care Providers & Services 1.8%
Amsurg Corp.*	43,290	2,586,578
LifePoint Health, Inc.* (a)	33,664	2,014,790
MEDNAX, Inc.*	72,837	4,461,266
Molina Healthcare, Inc.*	33,630	1,829,808
Owens & Minor, Inc.	49,788	1,615,621
Tenet Healthcare Corp.*	62,810	1,237,985
VCA, Inc.*	64,180	3,944,503
WellCare Health Plans, Inc.*	35,051	3,978,639

		21,669,190

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	147,482	1,771,259

Hotels, Restaurants & Leisure 2.5%
Brinker International, Inc. (a)	43,388	2,136,425
Buffalo Wild Wings, Inc.*	14,469	2,107,410
Cheesecake Factory, Inc. (The)	35,134	1,868,778
Churchill Downs, Inc.	9,803	1,333,208
Cracker Barrel Old Country Store, Inc. (a)	19,015	2,624,070
Domino’s Pizza, Inc.	38,159	6,458,029
Dunkin’ Brands Group, Inc. (a)	72,834	3,522,252
International Speedway Corp., Class A	20,572	676,819
Jack in the Box, Inc.	25,875	2,425,264
Panera Bread Co., Class A*	17,625	3,362,145
Texas Roadhouse, Inc.	50,837	2,059,915
Wendy’s Co. (The)	161,048	1,745,760

		30,320,075

Household Durables 1.5%
CalAtlantic Group, Inc.	59,306	1,916,770
Helen of Troy Ltd.*	22,009	1,793,734
KB Home (a)	66,325	964,365
NVR, Inc.*	2,864	4,361,872
Tempur Sealy International, Inc.* (a)	40,172	2,172,100
Toll Brothers, Inc.* (a)	119,089	3,267,802
TRI Pointe Group, Inc.*	115,851	1,254,666
Tupperware Brands Corp.	40,109	2,387,288

		18,118,597

Household Products 0.2%
Energizer Holdings, Inc.	49,132	2,285,129

Independent Power and Renewable Electricity Producers 0.1%
Talen Energy Corp.*	67,117	934,940

88

Statement of Investments (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	50,991	$5,346,406

Insurance 4.9%
Alleghany Corp.*	12,203	6,299,311
American Financial Group, Inc.	57,759	4,303,046
Aspen Insurance Holdings Ltd.	47,714	2,302,201
Brown & Brown, Inc.	90,473	3,334,835
CNO Financial Group, Inc.	138,281	2,085,277
Endurance Specialty Holdings Ltd.	50,498	4,643,291
Everest Re Group Ltd.	33,178	6,752,387
First American Financial Corp.	86,772	3,389,314
Genworth Financial, Inc., Class A*	396,329	1,640,802
Hanover Insurance Group, Inc. (The)	34,123	2,599,831
Kemper Corp.	38,424	1,442,821
Mercury General Corp.	27,218	1,482,564
Old Republic International Corp.	193,897	3,269,103
Primerica, Inc. (a)	36,776	2,011,647
Reinsurance Group of America, Inc.	50,705	5,469,041
RenaissanceRe Holdings Ltd.	32,716	4,066,272
W.R. Berkley Corp.	78,067	4,457,626

		59,549,369

Internet & Direct Marketing Retail 0.1%
HSN, Inc.	25,331	954,979

Internet Software & Services 0.7%
comScore, Inc.*	35,321	1,016,891
j2 Global, Inc.	37,913	2,697,510
Rackspace Hosting, Inc.*	85,140	2,719,372
WebMD Health Corp.*	30,752	1,510,846

		7,944,619

IT Services 3.8%
Acxiom Corp.*	61,791	1,455,796
Broadridge Financial Solutions, Inc.	93,634	6,054,374
Computer Sciences Corp.	110,939	6,040,629
Convergys Corp. (a)	75,624	2,208,221
CoreLogic, Inc.*	70,148	2,985,499
DST Systems, Inc.	25,797	2,480,639
Gartner, Inc.*	65,446	5,630,974
Jack Henry & Associates, Inc.	62,263	5,044,548
Leidos Holdings, Inc.	112,814	4,689,678
MAXIMUS, Inc.	51,579	2,685,203
NeuStar, Inc., Class A* (a)	39,703	891,332
Science Applications International Corp.	35,343	2,435,486
WEX, Inc.*	30,379	3,314,349

		45,916,728

Leisure Products 0.7%
Brunswick Corp.	71,247	3,099,244
Polaris Industries, Inc. (a)	47,098	3,608,178
Vista Outdoor, Inc.*	47,657	1,842,896

		8,550,318

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services 0.9%
Bio-Rad Laboratories, Inc., Class A*	16,331	$2,581,604
Bio-Techne Corp.	29,543	3,072,177
Charles River Laboratories International, Inc.*	37,585	2,851,950
PAREXEL International Corp.*	41,935	2,443,133

		10,948,864

Machinery 4.6%
AGCO Corp. (a)	53,759	2,746,010
CLARCOR, Inc.	38,718	2,408,647
Crane Co.	39,290	2,672,113
Donaldson Co., Inc.	104,523	3,817,180
Graco, Inc.	44,217	3,311,853
IDEX Corp.	60,290	5,211,467
ITT, Inc.	71,120	2,504,846
Joy Global, Inc.	77,819	2,165,703
Kennametal, Inc.	63,299	1,791,995
Lincoln Electric Holdings, Inc. (a)	49,880	3,283,600
Nordson Corp.	42,006	4,206,061
Oshkosh Corp.	58,136	3,110,276
Terex Corp.	86,315	2,061,202
Timken Co. (The)	55,480	1,833,614
Toro Co. (The)	87,526	4,190,745
Trinity Industries, Inc.	119,939	2,560,698
Wabtec Corp. (a)	71,254	5,508,647
Woodward, Inc.	43,670	2,575,656

		55,960,313

Marine 0.2%
Kirby Corp.* (a)	42,725	2,518,639

Media 1.3%
AMC Networks, Inc., Class A*	47,417	2,320,114
Cable One, Inc.	3,698	2,132,784
Cinemark Holdings, Inc.	83,810	3,335,638
John Wiley & Sons, Inc., Class A	35,572	1,835,515
Live Nation Entertainment, Inc.*	104,459	2,890,381
Meredith Corp.	29,933	1,357,462
New York Times Co. (The), Class A	95,391	1,039,762
Time, Inc.	78,876	1,025,388

		15,937,044

Metals & Mining 1.9%
Allegheny Technologies, Inc. (a)	86,557	1,180,638
Carpenter Technology Corp.	36,545	1,155,187
Commercial Metals Co.	89,962	1,413,303
Compass Minerals International, Inc. (a)	26,797	1,925,364
Reliance Steel & Aluminum Co.	57,084	3,926,238
Royal Gold, Inc.	51,823	3,566,459
Steel Dynamics, Inc.	193,220	5,305,821
United States Steel Corp. (a)	133,576	2,583,360
Worthington Industries, Inc.	34,748	1,633,156

		22,689,526

89

Statement of Investments (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 0.3%
Big Lots, Inc.	35,349	$1,534,147
JC Penney Co., Inc.* (a)	243,261	2,089,612

		3,623,759

Multi-Utilities 1.0%
Black Hills Corp.	41,323	2,555,828
MDU Resources Group, Inc. (a)	155,054	4,063,966
NorthWestern Corp.	38,166	2,196,453
Vectren Corp.	65,772	3,308,989

		12,125,236

Oil, Gas & Consumable Fuels 2.1%
CONSOL Energy, Inc. (a)	139,225	2,359,864
Denbury Resources, Inc.* (a)	316,741	757,011
Energen Corp.	76,455	3,832,689
Gulfport Energy Corp.*	99,702	2,403,815
HollyFrontier Corp. (a)	140,255	3,499,362
QEP Resources, Inc.	190,184	3,056,257
SM Energy Co.	68,412	2,300,696
Western Refining, Inc.	62,266	1,796,374
World Fuel Services Corp.	55,456	2,232,104
WPX Energy, Inc.*	271,054	2,943,646

		25,181,818

Paper & Forest Products 0.3%
Domtar Corp.	49,833	1,791,497
Louisiana-Pacific Corp.*	111,972	2,054,686

		3,846,183

Personal Products 0.5%
Avon Products, Inc.	346,055	2,266,660
Edgewell Personal Care Co.*	46,637	3,516,430

		5,783,090

Pharmaceuticals 0.5%
Akorn, Inc.*	70,142	1,679,901
Catalent, Inc.*	98,636	2,249,887
Prestige Brands Holdings, Inc.*	41,940	1,899,043

		5,828,831

Professional Services 0.5%
CEB, Inc.	25,308	1,231,234
FTI Consulting, Inc.*	33,629	1,310,186
ManpowerGroup, Inc.	54,210	4,163,328

		6,704,748

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	36,658	1,531,938
Jones Lang LaSalle, Inc.	35,861	3,473,138

		5,005,076

Common Stocks (continued)

	Shares	Market Value

Road & Rail 1.1%
Avis Budget Group, Inc.*	74,811	$2,420,884
Genesee & Wyoming, Inc., Class A*	45,226	3,072,654
Landstar System, Inc.	33,123	2,356,701
Old Dominion Freight Line, Inc.*	55,089	4,114,047
Werner Enterprises, Inc.	35,681	858,128

		12,822,414

Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc.*	580,466	4,196,769
Cirrus Logic, Inc.*	49,380	2,665,532
Cree, Inc.*	80,186	1,788,148
Cypress Semiconductor Corp.	252,908	2,521,493
Integrated Device Technology, Inc.*	105,788	2,190,869
Intersil Corp., Class A	106,957	2,361,611
Microsemi Corp.* (a)	89,285	3,761,577
Monolithic Power Systems, Inc.	29,419	2,318,511
Silicon Laboratories, Inc.*	32,789	1,965,701
Synaptics, Inc.*	27,526	1,434,655
Teradyne, Inc.	160,030	3,727,099
Versum Materials, Inc.*	85,500	1,940,850

		30,872,815

Software 4.5%
ACI Worldwide, Inc.*	92,621	1,678,292
ANSYS, Inc.*	69,024	6,305,342
Cadence Design Systems, Inc.*	231,317	5,917,089
CDK Global, Inc.	118,733	6,484,009
CommVault Systems, Inc.*	32,670	1,747,845
Fair Isaac Corp.	24,420	2,947,006
Fortinet, Inc.*	115,898	3,715,690
Manhattan Associates, Inc.* (a)	56,642	2,868,351
Mentor Graphics Corp.	85,171	2,461,442
PTC, Inc.*	91,003	4,317,182
Synopsys, Inc.*	119,761	7,103,025
Tyler Technologies, Inc.*	26,154	4,195,102
Ultimate Software Group, Inc. (The)*	22,919	4,835,680

		54,576,055

Specialty Retail 2.3%
Aaron’s, Inc.	51,321	1,268,142
American Eagle Outfitters, Inc.	135,040	2,301,082
Ascena Retail Group, Inc.*	131,872	644,854
Cabela’s, Inc.*	40,528	2,496,930
Chico’s FAS, Inc.	103,707	1,210,261
CST Brands, Inc.	60,085	2,885,282
Dick’s Sporting Goods, Inc.	69,613	3,873,963
GameStop Corp., Class A (a)	81,848	1,968,444
Guess?, Inc.	48,592	655,992
Murphy USA, Inc.*	28,938	1,990,356
Office Depot, Inc.	428,803	1,350,729
Restoration Hardware Holdings, Inc.* (a)	29,721	861,017
Sally Beauty Holdings, Inc.*	115,516	2,996,485
Williams-Sonoma, Inc. (a)	64,867	2,998,153

		27,501,690

90

Statement of Investments (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp.* (a)	84,583	$1,173,166
Diebold, Inc.	59,696	1,301,373
Lexmark International, Inc., Class A	49,223	1,953,661
NCR Corp.*	98,380	3,448,219

		7,876,419

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc.	39,632	3,421,827
Deckers Outdoor Corp.*	25,156	1,312,892
Fossil Group, Inc.* (a)	32,906	897,347
Kate Spade & Co.*	101,808	1,705,284
Skechers U.S.A., Inc., Class A*	105,650	2,221,819

		9,559,169

Thrifts & Mortgage Finance 0.6%
New York Community Bancorp, Inc. (a)	386,082	5,544,138
Washington Federal, Inc.	71,765	1,955,596

		7,499,734

Trading Companies & Distributors 0.7%
GATX Corp. (a)	31,941	1,398,057
MSC Industrial Direct Co., Inc., Class A	35,129	2,557,391
NOW, Inc.*	85,144	1,835,705
Watsco, Inc.	20,448	2,807,306

		8,598,459

Water Utilities 0.4%
Aqua America, Inc.	140,580	4,315,806

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	73,427	1,897,354

Total Common Stocks (cost $921,213,886)		1,169,318,868

Investment Company 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	1,382,905	1,382,905

Total Investment Company (cost $1,382,905)		1,382,905

Repurchase Agreement 2.7%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $32,650,953, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $33,303,677. (b)(d)	$32,650,663	$32,650,663

Total Repurchase Agreement (cost $32,650,663)		32,650,663

Total Investments (cost $955,247,454) (e) — 98.9%		1,203,352,436

Other assets in excess of liabilities — 1.1%		13,833,340

NET ASSETS — 100.0%		$1,217,185,776

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $108,703,378, which was collateralized by a money market fund and a repurchase agreement with a value of $1,382,905 and $32,650,663, respectively, and $76,826,602 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% -6.63%, and maturity dates ranging from 03/02/17 - 05/15/46; a total value of $110,860,170.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $34,033,568.

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

plc	Public Limited Company

REIT	Real Estate Investment Trust

91

Statement of Investments (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund (Continued)

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
331	S&P MID 400 E-Mini	12/16/16	$49,875,080	$(1,425,342)

At October 31, 2016, the Fund has $2,096,800 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

92

Statement of Assets and Liabilities

October 31, 2016

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value* (cost $922,596,791)	$1,170,701,773
Repurchase agreement, at value (cost $32,650,663)	32,650,663

Total Investments, at value (total cost $955,247,454)	1,203,352,436

Cash	47,182,952
Deposits with broker for futures contracts	2,096,800
Interest and dividends receivable	658,183
Security lending income receivable	23,849
Receivable for capital shares issued	364,064
Receivable for variation margin on futures contracts	361,014
Reimbursement from investment advisor	10,425
Prepaid expenses	24,423

Total Assets	1,254,074,146

Liabilities:
Payable for capital shares redeemed	2,337,842
Payable upon return of securities loaned (Note 2)	34,033,568
Accrued expenses and other payables:
Investment advisory fees	213,745
Fund administration fees	31,785
Distribution fees	81,566
Administrative servicing fees	85,991
Accounting and transfer agent fees	4,320
Trustee fees	4,094
Custodian fees	6,852
Compliance program costs (Note 3)	480
Professional fees	32,342
Printing fees	15,858
Other	39,927

Total Liabilities	36,888,370

Net Assets	$1,217,185,776

Represented by:
Capital	$879,307,117
Accumulated undistributed net investment income	5,436,809
Accumulated net realized gains from investments and futures transactions	85,762,210
Net unrealized appreciation/(depreciation) from investments	248,104,982
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,425,342)

Net Assets	$1,217,185,776

Net Assets:
Class A Shares	$300,822,709
Class C Shares	12,418,406
Class R Shares	15,066,654
Institutional Class Shares	888,878,007

Total	$1,217,185,776

*	Includes value of securities on loan of $108,703,378 (Note 2).

93

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Mid Cap Market Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,451,241
Class C Shares	765,901
Class R Shares	882,507
Institutional Class Shares	50,870,050

Total	69,969,699

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$17.24
Class C Shares (b)	$16.21
Class R Shares	$17.07
Institutional Class Shares	$17.47
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.29

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

94

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$18,687,222
Income from securities lending (Note 2)	365,586
Interest income	141,621

Total Income	19,194,429

EXPENSES:
Investment advisory fees	2,429,958
Fund administration fees	366,184
Distribution fees Class A	717,606
Distribution fees Class C	114,912
Distribution fees Class R	65,506
Administrative servicing fees Class A	487,971
Administrative servicing fees Class C	11,496
Administrative servicing fees Class R	26,202
Registration and filing fees	55,250
Professional fees	69,792
Printing fees	17,641
Trustee fees	36,910
Custodian fees	43,250
Accounting and transfer agent fees	26,820
Compliance program costs (Note 3)	5,191
Other	155,794

Total expenses before fees waived	4,630,483

Investment advisory fees waived (Note 3)	(61,454)

Net Expenses	4,569,029

NET INVESTMENT INCOME	14,625,400

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	98,547,917
Net realized gains from futures transactions (Note 2)	3,769,561

Net realized gains from investments and futures transactions	102,317,478

Net change in unrealized appreciation/(depreciation) from investments	(45,002,508)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(1,911,633)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(46,914,141)
Net realized/unrealized gains from investments and futures transactions	55,403,337

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$70,028,737

The accompanying notes are an integral part of these financial statements.

95

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$14,625,400	$14,182,246
Net realized gains from investments and futures transactions	102,317,478	128,658,194
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(46,914,141)	(98,480,808)

Change in net assets resulting from operations	70,028,737	44,359,632

Distributions to Shareholders From:
Net investment income:
Class A	(2,246,251)	(3,214,207)
Class C	(41,352)	(37,759)
Class R	(67,330)	(65,128)
Institutional Class	(10,287,472)	(12,945,626)
Net realized gains:
Class A	(32,393,746)	(21,257,241)
Class C	(1,384,877)	(485,651)
Class R	(1,313,452)	(706,013)
Institutional Class	(94,704,739)	(62,813,789)

Change in net assets from shareholder distributions	(142,439,219)	(101,525,414)

Change in net assets from capital transactions	86,797,350	(29,163,293)

Change in net assets	14,386,868	(86,329,075)

Net Assets:
Beginning of year	1,202,798,908	1,289,127,983

End of year	$1,217,185,776	$1,202,798,908

Accumulated undistributed net investment income at end of year	$5,436,809	$2,981,104

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$59,678,543	$66,245,474
Dividends reinvested	31,912,338	22,910,628
Cost of shares redeemed	(69,334,705)	(93,787,165)

Total Class A Shares	22,256,176	(4,631,063)

Class C Shares
Proceeds from shares issued	3,838,501	6,863,183
Dividends reinvested	1,263,609	476,881
Cost of shares redeemed	(3,822,074)	(1,020,692)

Total Class C Shares	1,280,036	6,319,372

Class R Shares
Proceeds from shares issued	9,394,481	5,731,485
Dividends reinvested	251,791	168,036
Cost of shares redeemed	(4,738,576)	(11,998,183)

Total Class R Shares	4,907,696	(6,098,662)

96

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$86,020,991	$74,605,641
Dividends reinvested	104,938,328	75,759,415
Cost of shares redeemed	(132,605,877)	(175,117,996)

Total Institutional Class Shares	58,353,442	(24,752,940)

Change in net assets from capital transactions	$86,797,350	$(29,163,293)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,517,969	3,458,650
Reinvested	2,012,871	1,281,598
Redeemed	(4,158,639)	(4,894,199)

Total Class A Shares	1,372,201	(153,951)

Class C Shares
Issued	240,150	374,117
Reinvested	84,570	28,092
Redeemed	(243,603)	(56,589)

Total Class C Shares	81,117	345,620

Class R Shares
Issued	572,198	305,995
Reinvested	16,035	9,483
Redeemed	(288,421)	(617,643)

Total Class R Shares	299,812	(302,165)

Institutional Class Shares
Issued	5,252,313	3,859,753
Reinvested	6,521,818	4,180,905
Redeemed	(7,717,739)	(8,977,446)

Total Institutional Class Shares	4,056,392	(936,788)

Total change in shares	5,809,522	(1,047,284)

The accompanying notes are an integral part of these financial statements.

97

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$18.60	0.16	0.67	0.83	(0.14)	(2.05)	(2.19)	–	$17.24	5.54%	$300,822,709	0.69%	0.94%	0.69%	18.89%
Year Ended October 31, 2015	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	–	$18.60	2.77%	$299,007,777	0.68%	0.82%	0.68%	18.60%
Year Ended October 31, 2014	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	–	$19.62	10.98%	$318,463,597	0.68%	0.79%	0.68%	13.82%
Year Ended October 31, 2013	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	–	$18.58	32.63%	$310,901,128	0.68%	0.88%	0.68%	11.97%
Year Ended October 31, 2012	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%	$232,877,271	0.70%	0.75%	0.70%	17.46%

Class C Shares
Year Ended October 31, 2016	$17.66	0.04	0.62	0.66	(0.06)	(2.05)	(2.11)	–	$16.21	4.78%	$12,418,406	1.37%	0.26%	1.37%	18.89%
Year Ended October 31, 2015	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	–	$17.66	2.11%	$12,090,140	1.35%	0.13%	1.35%	18.60%
Year Ended October 31, 2014	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	–	$18.72	10.20%	$6,350,081	1.34%	0.12%	1.34%	13.82%
Year Ended October 31, 2013	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	–	$17.83	31.93%	$3,870,760	1.28%	0.21%	1.28%	11.97%
Year Ended October 31, 2012	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%	$1,530,845	1.30%	0.15%	1.30%	17.46%

Class R Shares (e)
Year Ended October 31, 2016	$18.45	0.11	0.66	0.77	(0.10)	(2.05)	(2.15)	–	$17.07	5.22%	$15,066,654	0.96%	0.65%	0.97%	18.89%
Year Ended October 31, 2015	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	–	$18.45	2.48%	$10,748,707	0.95%	0.57%	0.95%	18.60%
Year Ended October 31, 2014	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	–	$19.45	10.74%	$17,210,020	0.86%	0.61%	0.86%	13.82%
Year Ended October 31, 2013	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	–	$18.45	32.52%	$13,406,939	0.78%	0.60%	0.78%	11.97%
Year Ended October 31, 2012	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%	$848,708	0.81%	0.66%	0.81%	17.46%

Institutional Class Shares
Year Ended October 31, 2016	$18.82	0.23	0.68	0.91	(0.21)	(2.05)	(2.26)	–	$17.47	5.96%	$888,878,007	0.27%	1.35%	0.27%	18.89%
Year Ended October 31, 2015	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	–	$18.82	3.21%	$880,952,284	0.27%	1.24%	0.27%	18.60%
Year Ended October 31, 2014	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	–	$19.83	11.36%	$947,104,285	0.28%	1.19%	0.28%	13.82%
Year Ended October 31, 2013	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	–	$18.78	33.23%	$891,793,194	0.29%	1.28%	0.29%	11.97%
Year Ended October 31, 2012	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%	$722,161,015	0.30%	1.15%	0.30%	17.46%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

98

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2016, the Nationwide S&P 500 Index Fund (Institutional Class) returned 4.38% versus 4.51% for its benchmark, the S&P 500® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of S&P 500 Index Funds (consisting of 136 funds as of October 31, 2016) was 4.05% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the 12-month period, from a sector perspective, utilities stocks (+17.11%) generated the strongest returns in the S&P 500® Index, followed by information technology (+10.82%) and telecommunication services (+10.75%). Declines were seen across health care (-3.76%) and consumer discretionary (-1.78%).

In terms of attribution for the 12-month period ended October 31, 2016, NAV rounding and cash drag were the primary drivers of underperformance.

An evaluation of the trailing 12-month period begins in November 2015, with comments from several Federal Reserve (Fed) members that a rate hike was likely before year-end. Fed Chair Janet Yellen emphasized that the Fed would likely raise rates in December, but that the rate hikes would be gradual. Other Fed officials echoed the “gradual” theme as an emphasis. Geopolitical risks in November, with the Russian downed plane off the coast of Egypt and the Paris terror attacks, roiled world markets, while better-than-expected payrolls and economic data pointed to a healthier U.S. economy. All of this was coming on the heels of lowered growth forecasts out of China, leading to the risk of a greater global slowdown. The S&P 500® Index was virtually flat with a 0.3% return. The U.S. dollar strengthened versus the major currencies except the Australian dollar.

December 2015 headlines were dominated by plunging oil prices, Chinese slowing growth, and the Fed raising rates for the first time since 2006. Energy stocks declined in December, and the S&P lost 1.6%, with these concerns weighing on the markets. Janet Yellen emphasized again that future rate hikes would be gradual and data-driven, which gave markets some sense of calm. Better-than-expected U.S. GDP growth also helped the U.S. market, but low oil prices and slowing Chinese growth pose significant risks going forward. The U.S. dollar was mixed versus other currencies for the month.

During the first quarter of 2016, market-moving events and headlines were dominated by slowing global growth fears and geopolitical events, which were offset by dovish Fed comments and worldwide central bank easing.

The first week of 2016 was the worst start to a year since 2009, and by February 11th, the S&P 500 Total Return Index hit a low for the year of -10.27%. With fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan, equities suffered.

On February 16th, Russia and Saudi Arabia agreed to freeze oil production, and oil began to rebound. U.S. equities responded in kind, aided by dovish comments from Fed officials. In March, the European Central Bank (ECB) unexpectedly cut rates and increased asset purchases, while the Fed kept rates unchanged and scaled back the expected number of rate hikes this year. Despite the terror attacks in Brussels, the market rallied in March and the S&P 500 Index ended the quarter up 1.35%.

Domestic equity markets posted gains in the second quarter of 2016 despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union. Following the vote, equity markets declined worldwide and investors rushed to high-quality assets, driving U.S. Treasury yields further down.

U.S. equities capitalized on the upward momentum from their March rally, which continued through the second quarter as commodities rebounded and dovish comments from the Fed fueled the market. Small-cap stocks outperformed large-cap stocks by approximately 1.25% during the quarter, as measured by the Russell 2000® and 1000® Indices, respectively.

99

Fund Commentary (con’t)	Nationwide S&P 500 Index Fund

Value stocks outperformed growth stocks due to their higher exposure to the energy sector, which benefited from a strong rally in oil prices.

During the third quarter of 2016, most major U.S. equity indexes saw gains, largely driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. Small-cap stocks significantly outperformed large caps, with the Russell 2000 reaching all-time highs during September, with particularly strong performance in small-cap health care, financials, and industrial stocks. Additionally, the Russell 1000® Growth Index, led by technology names, outperformed the Russell 1000® Value Index, which was hurt by utility names (-1.38%).

July was the strongest month of the quarter as healthy macroeconomic data and positive earnings surprises propelled the markets forward. The U.S. rally continued in August, although the S&P 500 Index specifically was roughly flat as hawkish statements from some Fed officials began to surface. Investors’ focus on the September Fed meeting dominated market performance in the last month of the quarter. While the Fed kept rates unchanged, several Fed officials expressed support of a rate hike later in the year. The S&P 500 Index was again flat for the month while small caps continued to rally.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

100

Fund Overview	Nationwide S&P 500 Index Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreement	0.3%
Investment Company††	0.0%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	6.1%
Banks	5.7%
Pharmaceuticals	5.3%
Internet Software & Services	4.7%
Software	4.5%
Technology Hardware, Storage & Peripherals	3.9%
IT Services	3.8%
Semiconductors & Semiconductor Equipment	3.3%
Media	2.9%
Equity Real Estate Investment Trusts (REITs)	2.9%
Other Industries*	56.9%
100.0%

Top Holdings†††

Apple, Inc.	3.3%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.7%
Amazon.com, Inc.	1.7%
Facebook, Inc., Class A	1.7%
Berkshire Hathaway, Inc., Class B	1.5%
General Electric Co.	1.4%
JPMorgan Chase & Co.	1.4%
Alphabet, Inc., Class A	1.3%
Other Holdings*	81.6%
100.0%

Objective

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the S&P 500® Index.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

101

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.88%	12.92%	6.11%
	w/SC2	(2.08)%	11.59%	5.48%
Class C	w/o SC1	3.20%	12.21%	5.42%
	w/SC3	2.27%	N/A	N/A
Class R4,5,6		3.69%	12.57%	5.80%
Institutional Service Class[4]		4.06%	13.10%	6.23%
Institutional Class[4]		4.38%	13.38%	6.51%
Service Class[4]		3.92%	12.94%	6.07%
S&P 500® Index		4.51%	13.57%	6.70%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

Expense Ratios

Expense Ratio^
Class A	0.61%
Class C	1.24%
Class R	0.92%
Institutional Service Class	0.42%
Institutional Class	0.17%
Service Class	0.57%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

102

Fund Performance (con’t.)	Nationwide S&P 500 Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

103

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,037.30	3.02	0.59
	Hypothetical	(a)(b)	1,000.00	1,022.17	3.00	0.59
Class C Shares	Actual	(a)	1,000.00	1,034.10	6.34	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.90	6.29	1.24
Class R Shares	Actual	(a)	1,000.00	1,036.40	4.10	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.11	4.06	0.80
Institutional Service Class Shares	Actual	(a)	1,000.00	1,038.00	2.15	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.03	2.14	0.42
Institutional Class Shares	Actual	(a)	1,000.00	1,039.90	0.87	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.28	0.87	0.17
Service Class Shares	Actual	(a)	1,000.00	1,038.10	2.92	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.27	2.90	0.57

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(b)	Represents the hypothetical 5% return before expenses.

104

Statement of Investments

October 31, 2016

Nationwide S&P 500 Index Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 2.1%
Boeing Co. (The)	73,856	$10,519,310
General Dynamics Corp.	36,455	5,495,227
L-3 Communications Holdings, Inc.	9,844	1,348,037
Lockheed Martin Corp.	32,137	7,917,914
Northrop Grumman Corp.	22,726	5,204,254
Raytheon Co.	37,555	5,130,389
Rockwell Collins, Inc.	16,507	1,391,870
Textron, Inc.	34,367	1,377,429
TransDigm Group, Inc.	6,374	1,736,660
United Technologies Corp.	99,034	10,121,275

		50,242,365

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	18,036	1,228,612
Expeditors International of Washington, Inc. (a)	23,409	1,204,861
FedEx Corp. (a)	31,087	5,419,086
United Parcel Service, Inc., Class B	87,971	9,479,755

		17,332,314

Airlines 0.6%
Alaska Air Group, Inc.	15,766	1,138,620
American Airlines Group, Inc.	67,175	2,727,305
Delta Air Lines, Inc.	95,276	3,979,679
Southwest Airlines Co.	78,899	3,159,905
United Continental Holdings, Inc.*	37,342	2,099,741

		13,105,250

Auto Components 0.2%
Adient plc*	1	32
BorgWarner, Inc.	25,631	918,615
Delphi Automotive plc	34,729	2,259,816
Goodyear Tire & Rubber Co. (The)	33,509	972,766

		4,151,229

Automobiles 0.5%
Ford Motor Co.	496,790	5,832,315
General Motors Co.	180,847	5,714,765
Harley-Davidson, Inc.	22,761	1,297,832

		12,844,912

Banks 5.7%
Bank of America Corp.	1,298,968	21,432,972
BB&T Corp.	104,132	4,081,974
Citigroup, Inc.	369,530	18,162,399
Citizens Financial Group, Inc.	66,258	1,745,236
Comerica, Inc.	21,746	1,132,749
Fifth Third Bancorp	97,566	2,123,036
Huntington Bancshares, Inc.	137,556	1,458,094
JPMorgan Chase & Co.	459,737	31,841,385
KeyCorp	137,264	1,938,168
M&T Bank Corp.	20,091	2,465,768

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
People’s United Financial, Inc.	40,227	$653,286
PNC Financial Services Group, Inc. (The)	62,526	5,977,486
Regions Financial Corp.	159,639	1,709,734
SunTrust Banks, Inc.	63,995	2,894,494
U.S. Bancorp	204,871	9,170,026
Wells Fargo & Co.	578,127	26,599,623
Zions Bancorp	26,489	853,211

		134,239,641

Beverages 2.2%
Brown-Forman Corp., Class B	23,218	1,071,975
Coca-Cola Co. (The)	494,408	20,962,899
Constellation Brands, Inc., Class A	22,555	3,769,392
Dr. Pepper Snapple Group, Inc.	23,721	2,082,467
Molson Coors Brewing Co., Class B	23,282	2,416,904
Monster Beverage Corp.*	17,212	2,484,380
PepsiCo, Inc.	183,263	19,645,794

		52,433,811

Biotechnology 2.7%
AbbVie, Inc.	207,295	11,562,915
Alexion Pharmaceuticals, Inc.*	28,626	3,735,693
Amgen, Inc.	95,271	13,448,454
Biogen, Inc.*	27,894	7,815,341
Celgene Corp.*	98,659	10,080,977
Gilead Sciences, Inc.	167,895	12,362,109
Regeneron Pharmaceuticals, Inc.*	9,605	3,313,917
Vertex Pharmaceuticals, Inc.*	31,392	2,381,397

		64,700,803

Building Products 0.1%
Allegion plc	12,437	793,978
Fortune Brands Home & Security, Inc.	19,444	1,062,226
Masco Corp.	42,253	1,304,772

		3,160,976

Capital Markets 2.6%
Affiliated Managers Group, Inc.*	6,707	889,751
Ameriprise Financial, Inc.	20,533	1,814,912
Bank of New York Mellon Corp. (The)	135,955	5,882,773
BlackRock, Inc.	15,532	5,300,140
Charles Schwab Corp. (The)	153,283	4,859,071
CME Group, Inc.	42,934	4,297,693
E*TRADE Financial Corp.*	34,841	981,123
Franklin Resources, Inc.	44,724	1,505,410
Goldman Sachs Group, Inc. (The)	48,001	8,555,698
Intercontinental Exchange, Inc.	15,100	4,082,889
Invesco Ltd.	52,182	1,465,792
Legg Mason, Inc.	11,738	337,115
Moody’s Corp.	21,292	2,140,272
Morgan Stanley	187,379	6,290,313
Nasdaq, Inc.	14,246	911,317

105

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Northern Trust Corp.	27,294	$1,976,632
S&P Global, Inc.	33,465	4,077,710
State Street Corp.	46,635	3,274,243
T. Rowe Price Group, Inc. (a)	31,532	2,018,363

		60,661,217

Chemicals 2.0%
Air Products & Chemicals, Inc.	27,558	3,676,788
Albemarle Corp.	14,233	1,189,167
CF Industries Holdings, Inc. (a)	28,902	693,937
Dow Chemical Co. (The)	143,478	7,720,551
E.I. du Pont de Nemours & Co.	111,246	7,652,612
Eastman Chemical Co.	18,662	1,341,984
Ecolab, Inc.	33,419	3,815,447
FMC Corp.	17,327	812,463
International Flavors & Fragrances, Inc.	10,078	1,318,001
LyondellBasell Industries NV, Class A	43,390	3,451,675
Monsanto Co.	55,731	5,616,013
Mosaic Co. (The)	44,189	1,039,767
PPG Industries, Inc.	33,814	3,149,098
Praxair, Inc.	36,176	4,234,763
Sherwin-Williams Co. (The)	10,204	2,498,552

		48,210,818

Commercial Services & Supplies 0.5%
Cintas Corp.	10,844	1,156,730
Johnson Controls International plc	120,107	4,842,714
Pitney Bowes, Inc.	23,617	421,327
Republic Services, Inc.	30,088	1,583,531
Stericycle, Inc.*	10,672	854,721
Waste Management, Inc.	52,144	3,423,775

		12,282,798

Communications Equipment 1.1%
Cisco Systems, Inc.	640,043	19,636,519
F5 Networks, Inc.*	8,428	1,164,834
Harris Corp.	15,624	1,393,817
Juniper Networks, Inc.	48,720	1,283,285
Motorola Solutions, Inc.	21,216	1,539,857

		25,018,312

Construction & Engineering 0.1%
Fluor Corp.	17,415	905,406
Jacobs Engineering Group, Inc.*	15,892	819,709
Quanta Services, Inc.*	19,228	552,805

		2,277,920

Construction Materials 0.1%
Martin Marietta Materials, Inc. (a)	8,016	1,486,006
Vulcan Materials Co.	16,742	1,895,194

		3,381,200

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 0.7%
American Express Co.	98,794	$6,561,897
Capital One Financial Corp.	64,399	4,768,102
Discover Financial Services	51,363	2,893,278
Navient Corp.	40,347	515,635
Synchrony Financial	100,865	2,883,730

		17,622,642

Containers & Packaging 0.3%
Avery Dennison Corp.	11,170	779,554
Ball Corp.	22,058	1,700,010
International Paper Co. (a)	52,060	2,344,262
Owens-Illinois, Inc.*	20,832	402,058
Sealed Air Corp.	24,792	1,131,259
WestRock Co.	31,895	1,473,230

		7,830,373

Distributors 0.1%
Genuine Parts Co.	18,933	1,715,141
LKQ Corp.*	38,676	1,248,461

		2,963,602

Diversified Consumer Services 0.0%†
H&R Block, Inc.	27,900	640,863

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B*	241,596	34,862,303
Leucadia National Corp.	41,291	770,903

		35,633,206

Diversified Telecommunication Services 2.5%
AT&T, Inc.	782,863	28,801,530
CenturyLink, Inc.	68,942	1,832,478
Frontier Communications Corp.	151,478	608,942
Level 3 Communications, Inc.*	37,053	2,080,526
Verizon Communications, Inc.	518,741	24,951,442

		58,274,918

Electric Utilities 2.1%
Alliant Energy Corp.	28,802	1,095,916
American Electric Power Co., Inc.	62,346	4,042,515
Duke Energy Corp.	87,716	7,019,034
Edison International	41,471	3,047,289
Entergy Corp.	22,779	1,678,357
Eversource Energy	40,381	2,223,378
Exelon Corp.	117,456	4,001,726
FirstEnergy Corp.	54,111	1,855,466
NextEra Energy, Inc.	59,432	7,607,296
PG&E Corp.	63,455	3,941,824
Pinnacle West Capital Corp.	14,374	1,094,293
PPL Corp.	85,612	2,939,916
Southern Co. (The)	124,560	6,423,559
Xcel Energy, Inc.	64,654	2,686,374

		49,656,943

106

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.5%
Acuity Brands, Inc.	5,529	$1,236,119
AMETEK, Inc.	29,873	1,317,399
Eaton Corp. plc	58,117	3,706,121
Emerson Electric Co. (a)	81,917	4,151,554
Rockwell Automation, Inc.	16,578	1,984,718

		12,395,911

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	39,294	2,590,653
Corning, Inc.	131,936	2,996,267
FLIR Systems, Inc.	17,912	589,663
TE Connectivity Ltd.	45,370	2,852,412

		9,028,995

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	54,762	3,033,815
FMC Technologies, Inc.*	28,716	926,665
Halliburton Co.	109,539	5,038,794
Helmerich & Payne, Inc. (a)	13,977	882,088
National Oilwell Varco, Inc.	48,078	1,543,304
Schlumberger Ltd.	177,046	13,850,309
Transocean Ltd.* (a)	44,335	426,059

		25,701,034

Equity Real Estate Investment Trusts (REITs) 2.9%
American Tower Corp.	54,152	6,346,073
Apartment Investment & Management Co., Class A	20,283	893,872
AvalonBay Communities, Inc.	17,433	2,984,181
Boston Properties, Inc.	19,555	2,355,986
Crown Castle International Corp.	42,725	3,887,548
Digital Realty Trust, Inc.	18,542	1,732,379
Equinix, Inc.	9,047	3,232,312
Equity Residential	46,514	2,872,240
Essex Property Trust, Inc.	8,293	1,775,448
Extra Space Storage, Inc.	16,011	1,171,205
Federal Realty Investment Trust	9,027	1,310,991
General Growth Properties, Inc.	74,305	1,853,910
HCP, Inc.	59,536	2,039,108
Host Hotels & Resorts, Inc.	94,384	1,461,064
Iron Mountain, Inc.	31,176	1,051,566
Kimco Realty Corp.	53,458	1,422,517
Macerich Co. (The)	15,351	1,086,544
Prologis, Inc.	67,087	3,499,258
Public Storage	18,976	4,055,551
Realty Income Corp.	32,687	1,936,378
Simon Property Group, Inc.	40,003	7,438,958
SL Green Realty Corp.	12,770	1,254,269
UDR, Inc.	34,143	1,193,981
Ventas, Inc.	44,712	3,029,238
Vornado Realty Trust	21,866	2,028,727
Welltower, Inc.	45,556	3,121,953

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co.	94,778	$2,836,706

		67,871,963

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	55,633	8,226,452
CVS Health Corp.	135,700	11,412,370
Kroger Co. (The)	121,021	3,749,231
Sysco Corp.	64,976	3,126,645
Walgreens Boots Alliance, Inc.	108,866	9,006,484
Wal-Mart Stores, Inc.	192,935	13,509,309
Whole Foods Market, Inc.	41,025	1,160,597

		50,191,088

Food Products 1.7%
Archer-Daniels-Midland Co.	74,085	3,227,883
Campbell Soup Co.	24,736	1,344,154
ConAgra Foods, Inc.	53,050	2,555,949
General Mills, Inc.	75,993	4,710,046
Hershey Co. (The)	18,043	1,848,686
Hormel Foods Corp.	33,882	1,304,457
JM Smucker Co. (The)	14,826	1,946,802
Kellogg Co.	32,043	2,407,391
Kraft Heinz Co. (The)	75,874	6,748,992
McCormick & Co., Inc. (Non-Voting) (a)	14,603	1,399,990
Mead Johnson Nutrition Co.	23,408	1,750,216
Mondelez International, Inc., Class A	197,970	8,896,772
Tyson Foods, Inc., Class A	37,864	2,682,664

		40,824,002

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	187,133	7,343,099
Baxter International, Inc.	62,337	2,966,618
Becton Dickinson and Co. (a)	27,103	4,550,865
Boston Scientific Corp.*	173,168	3,809,696
C.R. Bard, Inc.	9,279	2,010,574
Cooper Cos., Inc. (The)	6,201	1,091,624
Danaher Corp.	77,345	6,075,450
DENTSPLY SIRONA, Inc.	29,722	1,711,096
Edwards Lifesciences Corp.*	27,088	2,579,319
Hologic, Inc.*	35,314	1,271,657
Intuitive Surgical, Inc.*	4,898	3,291,848
Medtronic plc	175,869	14,424,775
St. Jude Medical, Inc.	36,244	2,821,233
Stryker Corp.	39,662	4,575,012
Varian Medical Systems, Inc.*	11,991	1,087,943
Zimmer Biomet Holdings, Inc.	25,461	2,683,589

		62,294,398

Health Care Providers & Services 2.5%
Aetna, Inc.	44,637	4,791,782
AmerisourceBergen Corp.	23,283	1,637,260
Anthem, Inc.	33,486	4,080,604

107

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Cardinal Health, Inc.	40,553	$2,785,586
Centene Corp.*	21,463	1,341,008
Cigna Corp.	32,660	3,880,988
DaVita Inc.*	20,933	1,227,092
Express Scripts Holding Co.*	79,943	5,388,158
HCA Holdings, Inc.*	37,571	2,875,309
Henry Schein, Inc.*	10,414	1,553,769
Humana, Inc.	18,971	3,254,096
Laboratory Corp. of America Holdings*	13,020	1,631,927
McKesson Corp.	28,729	3,653,467
Patterson Cos., Inc.	10,830	462,549
Quest Diagnostics, Inc.	17,685	1,440,266
UnitedHealth Group, Inc.	121,282	17,140,785
Universal Health Services, Inc., Class B	11,452	1,382,371

		58,527,017

Health Care Technology 0.1%
Cerner Corp.*	38,235	2,239,806

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	55,105	2,705,655
Chipotle Mexican Grill, Inc.*	3,706	1,336,977
Darden Restaurants, Inc.	16,062	1,040,657
Marriott International, Inc., Class A	40,907	2,810,311
McDonald’s Corp.	108,628	12,228,254
Royal Caribbean Cruises Ltd.	21,549	1,656,472
Starbucks Corp.	186,454	9,895,114
Wyndham Worldwide Corp.	14,113	929,200
Wynn Resorts Ltd.	10,100	954,955
Yum! Brands, Inc.	44,373	3,828,502

		37,386,097

Household Durables 0.5%
D.R. Horton, Inc. (a)	43,122	1,243,207
Garmin Ltd.	14,660	708,958
Harman International Industries, Inc.	8,884	708,144
Leggett & Platt, Inc.	17,020	780,878
Lennar Corp., Class A	23,897	996,266
Mohawk Industries, Inc.*	7,984	1,471,451
Newell Brands, Inc.	61,366	2,946,795
PulteGroup, Inc.	39,379	732,449
Whirlpool Corp.	9,599	1,438,122

		11,026,270

Household Products 2.0%
Church & Dwight Co., Inc.	32,932	1,589,298
Clorox Co. (The)	16,477	1,977,569
Colgate-Palmolive Co.	113,441	8,095,150
Kimberly-Clark Corp.	45,583	5,215,151
Procter & Gamble Co. (The)	339,257	29,447,508

		46,324,676

Common Stocks (continued)

	Shares	Market Value

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	83,199	$979,252
NRG Energy, Inc.	40,739	433,056

		1,412,308

Industrial Conglomerates 2.5%
3M Co.	76,937	12,717,686
General Electric Co.	1,140,768	33,196,349
Honeywell International, Inc.	96,862	10,623,824
Roper Technologies, Inc.	12,905	2,236,566

		58,774,425

Insurance 2.7%
Aflac, Inc.	52,128	3,590,055
Allstate Corp. (The)	47,264	3,209,226
American International Group, Inc.	129,438	7,986,325
Aon plc	33,953	3,763,011
Arthur J. Gallagher & Co.	22,362	1,078,519
Assurant, Inc.	7,661	616,864
Chubb Ltd.	59,196	7,517,892
Cincinnati Financial Corp.	19,065	1,349,421
Hartford Financial Services Group, Inc. (The)	49,125	2,166,904
Lincoln National Corp.	29,964	1,470,933
Loews Corp.	35,189	1,514,183
Marsh & McLennan Cos., Inc.	65,964	4,181,458
MetLife, Inc.	139,868	6,568,201
Principal Financial Group, Inc.	34,189	1,866,719
Progressive Corp. (The)	73,399	2,312,802
Prudential Financial, Inc.	55,612	4,715,341
Torchmark Corp.	14,059	891,481
Travelers Cos., Inc. (The)	36,703	3,970,531
Unum Group	30,148	1,067,239
Willis Towers Watson plc	16,508	2,078,357
XL Group Ltd.	34,995	1,214,327

		63,129,789

Internet & Direct Marketing Retail 2.5%
Amazon.com, Inc.*	50,074	39,549,447
Expedia, Inc.	15,337	1,982,000
Netflix, Inc.*	54,563	6,813,282
Priceline Group, Inc. (The)*	6,321	9,318,608
TripAdvisor, Inc.*	14,652	944,761

		58,608,098

Internet Software & Services 4.6%
Akamai Technologies, Inc.*	22,345	1,552,307
Alphabet, Inc., Class A*	37,522	30,389,068
Alphabet, Inc., Class C*	37,608	29,504,980
eBay, Inc.*	133,631	3,809,820
Facebook, Inc., Class A*	295,567	38,716,321
VeriSign, Inc.* (a)	11,825	993,537
Yahoo!, Inc.*	111,429	4,629,875

		109,595,908

108

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IT Services 3.8%
Accenture plc, Class A	79,356	$9,224,341
Alliance Data Systems Corp.	7,466	1,526,573
Automatic Data Processing, Inc.	57,917	5,042,254
Cognizant Technology Solutions Corp., Class A*	77,124	3,960,317
CSRA, Inc.	17,856	448,007
Fidelity National Information Services, Inc.	41,693	3,081,947
Fiserv, Inc.*	27,979	2,755,372
Global Payments, Inc.	19,463	1,411,457
International Business Machines Corp.	110,705	17,014,251
Mastercard, Inc., Class A	122,106	13,067,784
Paychex, Inc.	40,836	2,254,147
PayPal Holdings, Inc.*	142,773	5,947,923
Teradata Corp.*	17,246	464,952
Total System Services, Inc.	20,950	1,044,986
Visa, Inc., Class A	240,125	19,812,714
Western Union Co. (The) (a)	62,083	1,246,006
Xerox Corp.	108,311	1,058,199

		89,361,230

Leisure Products 0.1%
Hasbro, Inc.	14,085	1,174,830
Mattel, Inc. (a)	43,357	1,367,046

		2,541,876

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	41,616	1,813,209
Illumina, Inc.* (a)	18,681	2,543,231
Mettler-Toledo International, Inc.*	3,391	1,370,235
PerkinElmer, Inc.	13,584	691,290
Thermo Fisher Scientific, Inc.	50,117	7,368,703
Waters Corp.*	10,255	1,426,881

		15,213,549

Machinery 1.4%
Caterpillar, Inc. (a)	74,382	6,207,922
Cummins, Inc.	19,747	2,524,062
Deere & Co. (a)	36,810	3,250,323
Dover Corp.	19,460	1,301,679
Flowserve Corp.	16,970	718,679
Fortive Corp.	38,273	1,953,837
Illinois Tool Works, Inc.	40,658	4,617,529
Ingersoll-Rand plc	32,782	2,205,901
PACCAR, Inc.	44,386	2,437,679
Parker-Hannifin Corp.	17,076	2,096,079
Pentair plc	21,208	1,169,197
Snap-on, Inc.	7,293	1,123,851
Stanley Black & Decker, Inc.	19,249	2,191,306
Xylem, Inc.	22,806	1,102,214

		32,900,258

Common Stocks (continued)

	Shares	Market Value

Media 2.9%
CBS Corp. (Non-Voting), Class B	51,781	$2,931,840
Charter Communications, Inc., Class A* (a)	27,583	6,892,716
Comcast Corp., Class A	305,644	18,894,912
Discovery Communications, Inc., Class A*	19,201	501,338
Discovery Communications, Inc., Class C*	28,540	716,639
Interpublic Group of Cos., Inc. (The)	51,028	1,142,517
News Corp., Class A	49,474	599,625
News Corp., Class B	15,246	189,050
Omnicom Group, Inc.	30,089	2,401,704
Scripps Networks Interactive, Inc., Class A	12,269	789,633
TEGNA, Inc.	27,285	535,332
Time Warner, Inc.	99,042	8,813,748
Twenty-First Century Fox, Inc., Class A	135,416	3,557,378
Twenty-First Century Fox, Inc., Class B	61,992	1,635,969
Viacom, Inc., Class B	43,596	1,637,466
Walt Disney Co. (The)	188,077	17,432,857

		68,672,724

Metals & Mining 0.3%
Alcoa, Inc.	55,816	1,603,043
Freeport-McMoRan, Inc.*	155,550	1,739,049
Newmont Mining Corp.	67,528	2,501,237
Nucor Corp.	40,136	1,960,644

		7,803,973

Multiline Retail 0.5%
Dollar General Corp.	32,990	2,279,279
Dollar Tree, Inc.*	30,003	2,266,727
Kohl’s Corp.	22,856	999,950
Macy’s, Inc.	39,477	1,440,516
Nordstrom, Inc.	14,798	769,496
Target Corp.	73,172	5,029,111

		12,785,079

Multi-Utilities 1.1%
Ameren Corp.	30,469	1,521,927
CenterPoint Energy, Inc.	55,791	1,272,035
CMS Energy Corp. (a)	35,510	1,496,747
Consolidated Edison, Inc.	38,599	2,916,154
Dominion Resources, Inc.	79,650	5,989,680
DTE Energy Co.	22,837	2,192,580
NiSource, Inc.	41,321	961,126
Public Service Enterprise Group, Inc.	64,389	2,709,489
SCANA Corp.	17,947	1,316,592
Sempra Energy	31,789	3,404,602
WEC Energy Group, Inc.	40,178	2,399,430

		26,180,362

Oil, Gas & Consumable Fuels 6.0%
Anadarko Petroleum Corp.	69,440	4,127,514
Apache Corp. (a)	48,300	2,872,884
Cabot Oil & Gas Corp.	59,222	1,236,555

109

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.*	83,072	$457,727
Chevron Corp.	240,235	25,164,616
Cimarex Energy Co.	12,088	1,560,923
Concho Resources, Inc.* (a)	18,092	2,296,599
ConocoPhillips	157,596	6,847,546
Devon Energy Corp.	66,474	2,518,700
EOG Resources, Inc.	70,040	6,333,017
EQT Corp.	21,911	1,446,126
Exxon Mobil Corp. (a)	528,003	43,993,210
Hess Corp.	34,266	1,643,740
Kinder Morgan, Inc.	244,366	4,992,397
Marathon Oil Corp.	107,274	1,413,871
Marathon Petroleum Corp.	66,929	2,917,435
Murphy Oil Corp.	20,838	539,079
Newfield Exploration Co.*	25,047	1,016,658
Noble Energy, Inc.	54,686	1,885,026
Occidental Petroleum Corp.	97,258	7,091,081
ONEOK, Inc.	27,137	1,314,245
Phillips 66	56,561	4,589,925
Pioneer Natural Resources Co.	21,588	3,864,684
Range Resources Corp.	23,918	808,189
Southwestern Energy Co.*	62,810	652,596
Spectra Energy Corp.	89,224	3,730,455
Tesoro Corp.	15,118	1,284,577
Valero Energy Corp.	58,723	3,478,751
Williams Cos., Inc. (The)	86,922	2,538,122

		142,616,248

Personal Products 0.2%
Coty, Inc., Class A	59,983	1,379,009
Estee Lauder Cos., Inc. (The), Class A	27,951	2,435,371

		3,814,380

Pharmaceuticals 5.3%
Allergan plc*	50,415	10,533,710
Bristol-Myers Squibb Co.	212,693	10,828,201
Eli Lilly & Co.	123,663	9,131,276
Endo International plc*	26,141	490,144
Johnson & Johnson	348,117	40,378,091
Mallinckrodt plc*	13,708	812,336
Merck & Co., Inc.	352,009	20,669,968
Mylan NV*	58,532	2,136,418
Perrigo Co. plc	18,385	1,529,448
Pfizer, Inc.	771,681	24,470,004
Zoetis, Inc.	62,980	3,010,444

		123,990,040

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	4,686	585,047
Equifax, Inc.	15,192	1,883,352
Nielsen Holdings plc	42,767	1,925,371
Robert Half International, Inc.	16,152	604,408

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Verisk Analytics, Inc., Class A*	20,004	$1,631,326

		6,629,504

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	37,698	971,100

Road & Rail 0.8%
CSX Corp.	120,344	3,671,696
JB Hunt Transport Services, Inc.	11,192	913,379
Kansas City Southern	13,705	1,202,751
Norfolk Southern Corp.	37,493	3,486,849
Ryder System, Inc.	6,928	480,734
Union Pacific Corp.	105,996	9,346,727

		19,102,136

Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	39,188	2,511,951
Applied Materials, Inc.	138,173	4,018,071
Broadcom Ltd.	50,350	8,573,598
First Solar, Inc.* (a)	9,815	397,409
Intel Corp.	601,781	20,984,103
KLA-Tencor Corp.	19,583	1,470,879
Lam Research Corp.	20,396	1,975,557
Linear Technology Corp.	30,507	1,832,250
Microchip Technology, Inc. (a)	27,263	1,650,775
Micron Technology, Inc.*	131,548	2,257,364
NVIDIA Corp. (a)	68,080	4,844,573
Qorvo, Inc.*	16,213	902,253
QUALCOMM, Inc.	187,510	12,885,687
Skyworks Solutions, Inc.	24,004	1,846,868
Texas Instruments, Inc.	127,752	9,051,229
Xilinx, Inc.	32,270	1,641,575

		76,844,142

Software 4.5%
Activision Blizzard, Inc.	86,774	3,746,034
Adobe Systems, Inc.*	63,420	6,818,284
Autodesk, Inc.*	24,847	1,795,941
CA, Inc.	39,995	1,229,446
Citrix Systems, Inc.*	19,816	1,680,397
Electronic Arts, Inc.*	38,303	3,007,551
Intuit, Inc.	31,186	3,391,166
Microsoft Corp.	992,212	59,453,343
Oracle Corp.	382,975	14,713,899
Red Hat, Inc.*	22,956	1,777,942
salesforce.com, Inc.*	81,948	6,159,212
Symantec Corp.	77,688	1,944,531

		105,717,746

Specialty Retail 2.4%
Advance Auto Parts, Inc.	9,375	1,313,250
AutoNation, Inc.*	8,448	370,614
AutoZone, Inc.*	3,721	2,761,577

110

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Bed Bath & Beyond, Inc.	19,652	$794,334
Best Buy Co., Inc.	35,125	1,366,714
CarMax, Inc.* (a)	24,543	1,225,677
Foot Locker, Inc.	17,340	1,157,792
Gap, Inc. (The)	28,210	778,314
Home Depot, Inc. (The)	157,188	19,178,508
L Brands, Inc.	30,571	2,206,920
Lowe’s Cos., Inc.	111,311	7,418,878
O’Reilly Automotive, Inc.*	12,081	3,194,700
Ross Stores, Inc.	50,859	3,180,722
Signet Jewelers Ltd. (a)	9,915	805,693
Staples, Inc.	83,457	617,582
Tiffany & Co. (a)	13,830	1,015,399
TJX Cos., Inc. (The)	83,857	6,184,454
Tractor Supply Co.	16,869	1,056,505
Ulta Salon Cosmetics & Fragrance, Inc.*	7,462	1,815,803
Urban Outfitters, Inc.*	11,152	373,034

		56,816,470

Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	685,968	77,884,807
Hewlett Packard Enterprise Co.	210,799	4,736,654
HP, Inc.	218,154	3,161,051
NetApp, Inc.	35,449	1,203,139
Seagate Technology plc	37,551	1,288,375
Western Digital Corp.	36,198	2,115,411

		90,389,437

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	35,500	1,274,095
Hanesbrands, Inc.	48,089	1,235,887
Michael Kors Holdings Ltd.*	21,519	1,092,735
NIKE, Inc., Class B	171,652	8,613,498
PVH Corp.	10,199	1,091,089
Ralph Lauren Corp.	7,171	703,475
Under Armour, Inc., Class A* (a)	23,167	720,494
Under Armour, Inc., Class C*	23,331	603,339
VF Corp.	42,224	2,288,963

		17,623,575

Tobacco 1.8%
Altria Group, Inc.	248,804	16,450,921
Philip Morris International, Inc.	197,485	19,045,453
Reynolds American, Inc.	104,962	5,781,307

		41,277,681

Trading Companies & Distributors 0.2%
Fastenal Co.	36,379	1,418,053
United Rentals, Inc.*	10,966	829,688
W.W. Grainger, Inc.	7,070	1,471,408

		3,719,149

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.1%
American Water Works Co., Inc.	22,556	$1,670,046

Total Common Stocks (cost $1,493,452,821)		2,338,638,603

Investment Company 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio —Institutional Class, 0.31% (b)(c)	267,674	267,674

Total Investment Company (cost $267,674)		267,764

Repurchase Agreement 0.3%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $6,319,902, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $6,446,243. (b)(d)	$6,319,846	6,319,846

Total Repurchase Agreement (cost $6,319,846)		6,319,846

Total Investments (cost $1,500,040,341) (e) — 99.3%		2,345,226,123

Other assets in excess of liabilities — 0.7%		15,933,424

NET ASSETS — 100.0%		$2,361,159,547

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $51,775,823, which was collateralized by a money market fund and a repurchase agreement with a value of $267,674 and $6,319,846, respectively, and $46,194,362 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% -6.63%, and maturity dates ranging from 03/02/17 -05/15/46; a total value of $52,781,882.

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $6,587,520.

111

Statement of Investments (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund (Continued)

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
261	S&P 500 E-Mini	12/16/16	$27,667,305	$(372,150)

At October 31, 2016, the Fund has $1,229,200 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

112

Statement of Assets and Liabilities

October 31, 2016

Nationwide S&P 500 Index Fund
Assets:
Investments, at value* (cost $1,493,720,495)	$2,338,906,277
Repurchase agreement, at value (cost $6,319,846)	6,319,846

Total Investments, at value (total cost $1,500,040,341)	2,345,226,123

Cash	24,312,087
Deposits with broker for futures contracts	1,229,200
Dividends and interest receivable	2,343,349
Security lending income receivable	25,169
Receivable for investments sold	546,527
Receivable for capital shares issued	267,933
Prepaid expenses	33,191

Total Assets	2,373,983,579

Liabilities:
Payable for capital shares redeemed	5,472,067
Payable for variation margin on futures contracts	45,237
Payable upon return of securities loaned (Note 2)	6,587,520
Accrued expenses and other payables:
Investment advisory fees	238,156
Fund administration fees	57,716
Distribution fees	87,337
Administrative servicing fees	223,115
Accounting and transfer agent fees	8,162
Trustee fees	8,066
Custodian fees	13,512
Compliance program costs (Note 3)	936
Professional fees	40,108
Printing fees	11,776
Other	30,324

Total Liabilities	12,824,032

Net Assets	$2,361,159,547

Represented by:
Capital	$1,430,544,379
Accumulated undistributed net investment income	12,595,861
Accumulated net realized gains from investments and futures transactions	73,205,675
Net unrealized appreciation/(depreciation) from investments	845,185,782
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(372,150)

Net Assets	$2,361,159,547

Net Assets:
Class A Shares	$103,686,629
Class C Shares	28,618,578
Class R Shares	4,552,978
Institutional Service Class Shares	275,979,416
Institutional Class Shares	1,650,693,124
Service Class Shares	297,628,822

Total	$2,361,159,547

*	Includes value of securities on loan of $51,775,823 (Note 2).

113

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,292,275
Class C Shares	2,051,368
Class R Shares	320,589
Institutional Service Class Shares	19,307,060
Institutional Class Shares	115,221,979
Service Class Shares	20,917,057

Total	165,110,328

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.22
Class C Shares (b)	$13.95
Class R Shares	$14.20
Institutional Service Class Shares	$14.29
Institutional Class Shares	$14.33
Service Class Shares	$14.23
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

114

Statement of Operations

For the Year Ended October 31, 2016

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$52,626,974
Interest income	175,557
Income from securities lending (Note 2)	142,331

Total Income	52,944,862

EXPENSES:
Investment advisory fees	2,805,859
Fund administration fees	683,209
Distribution fees Class A	262,690
Distribution fees Class C	251,257
Distribution fees Class R	15,794
Distribution fees Service Class	487,564
Administrative servicing fees Class A	191,507
Administrative servicing fees Class C	17,088
Administrative servicing fees Class R	4,298
Administrative servicing fees Institutional Service Class	637,447
Administrative servicing fees Service Class	812,600
Registration and filing fees	72,302
Professional fees	116,827
Printing fees	12,958
Trustee fees	74,219
Custodian fees	86,861
Accounting and transfer agent fees	49,072
Compliance program costs (Note 3)	10,430
Other	150,135

Total Expenses	6,742,117

NET INVESTMENT INCOME	46,202,745

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	127,387,526
Net realized gains from futures transactions (Note 2)	6,526,863

Net realized gains from investments and futures transactions	133,914,389

Net change in unrealized appreciation/(depreciation) from investments	(99,195,086)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(2,572,596)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(101,767,682)

Net realized/unrealized gains from investments and futures transactions	32,146,707

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$78,349,452

The accompanying notes are an integral part of these financial statements.

115

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$46,202,745	$51,418,870
Net realized gains from investments and futures transactions	133,914,389	225,166,930
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(101,767,682)	(137,921,645)

Change in net assets resulting from operations	78,349,452	138,664,155

Distributions to Shareholders From:
Net investment income:
Class A	(1,599,324)	(2,159,600)
Class C	(228,824)	(192,051)
Class R	(34,737)	(18,938)
Institutional Service Class	(4,172,126)	(4,409,850)
Institutional Class	(32,814,237)	(40,760,077)
Service Class	(5,326,126)	(7,210,912)
Net realized gains:
Class A	(10,013,434)	(4,697,326)
Class C	(2,174,158)	(539,532)
Class R	(200,212)	(45,808)
Institutional Service Class	(21,402,665)	(8,440,776)
Institutional Class	(156,611,550)	(74,509,956)
Service Class	(33,156,209)	(16,249,032)

Change in net assets from shareholder distributions	(267,733,602)	(159,233,858)

Change in net assets from capital transactions	53,425,532	(170,246,898)

Change in net assets	(135,958,618)	(190,816,601)

Net Assets:
Beginning of year	2,497,118,165	2,687,934,766

End of year	$2,361,159,547	$2,497,118,165

Accumulated undistributed net investment income at end of year	$12,595,861	$11,037,582

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$37,626,469	$38,902,747
Dividends reinvested	10,248,831	5,948,011
Cost of shares redeemed	(54,384,875)	(48,790,022)

Total Class A Shares	(6,509,575)	(3,939,264)

Class C Shares
Proceeds from shares issued	11,746,562	13,454,612
Dividends reinvested	1,951,410	501,999
Cost of shares redeemed	(7,149,922)	(3,752,235)

Total Class C Shares	6,548,050	10,204,376

Class R Shares
Proceeds from shares issued	3,020,536	1,666,657
Dividends reinvested	234,843	64,746
Cost of shares redeemed	(864,269)	(2,070,210)

Total Class R Shares	2,391,110	(338,807)

116

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$46,522,959	$43,208,642
Dividends reinvested	25,515,558	12,830,343
Cost of shares redeemed	(29,170,224)	(26,810,703)

Total Institutional Service Class Shares	42,868,293	29,228,282

Institutional Class Shares
Proceeds from shares issued	214,050,067	195,025,626
Dividends reinvested	189,425,787	115,269,954
Cost of shares redeemed	(375,370,880)	(478,179,343)

Total Institutional Class Shares	28,104,974	(167,883,763)

Service Class Shares
Proceeds from shares issued	66,900,678	79,381,964
Dividends reinvested	38,482,335	23,459,938
Cost of shares redeemed	(125,360,333)	(140,359,624)

Total Service Shares	(19,977,320)	(37,517,722)

Change in net assets from capital transactions	$53,425,532	$(170,246,898)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,704,046	2,575,869
Reinvested	754,917	409,764
Redeemed	(3,954,006)	(3,227,826)

Total Class A Shares	(495,043)	(242,193)

Class C Shares
Issued	853,319	905,679
Reinvested	146,377	35,144
Redeemed	(521,126)	(250,913)

Total Class C Shares	478,570	689,910

Class R Shares
Issued	216,948	110,813
Reinvested	17,294	4,462
Redeemed	(61,653)	(133,116)

Total Class R Shares	172,589	(17,841)

Institutional Service Class Shares
Issued	3,319,420	2,845,025
Reinvested	1,868,836	879,451
Redeemed	(2,047,958)	(1,755,639)

Total Institutional Service Class Shares	3,140,298	1,968,837

Institutional Class Shares
Issued	14,743,490	12,678,228
Reinvested	13,841,750	7,883,256
Redeemed	(27,559,938)	(30,885,836)

Total Institutional Class Shares	1,025,302	(10,324,352)

117

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,544,541	5,161,202
Reinvested	2,832,889	1,616,092
Redeemed	(9,303,868)	(9,207,638)

Total Service Shares	(1,926,438)	(2,430,344)

Total change in shares	2,395,278	(10,355,983)

The accompanying notes are an integral part of these financial statements.

118

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

Class A Shares
Year Ended October 31, 2016	$15.27	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	–	$14.22	3.88%		$103,686,629	0.60%	1.64%		0.60%	7.87%
Year Ended October 31, 2015	$15.45	0.24	(e)	0.42	0.66	(0.26)	(0.58)	(0.84)	–	$15.27	4.64%		$118,892,195	0.60%	1.59%	(e)	0.60%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.03	2.24	(0.22)	(1.07)	(1.29)	–	$15.45	16.51%	(f)	$124,089,880	0.57%	1.44%		0.57%	3.76%
Year Ended October 31, 2013	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.50%		$112,594,934	0.57%	1.65%		0.57%	3.67%
Year Ended October 31, 2012	$10.47	0.18		1.32	1.50	(0.17)	(0.07)	(0.24)	–	$11.73	14.53%		$81,276,957	0.57%	1.63%		0.58%	3.71%

Class C Shares
Year Ended October 31, 2016	$15.02	0.13		0.28	0.41	(0.14)	(1.34)	(1.48)	–	$13.95	3.20%		$28,618,578	1.24%	0.97%		1.24%	7.87%
Year Ended October 31, 2015	$15.22	0.14	(e)	0.41	0.55	(0.17)	(0.58)	(0.75)	–	$15.02	3.94%		$23,616,808	1.23%	0.93%	(e)	1.23%	9.70%
Year Ended October 31, 2014	$14.30	0.12		2.00	2.12	(0.13)	(1.07)	(1.20)	–	$15.22	15.84%		$13,434,014	1.22%	0.81%		1.22%	3.76%
Year Ended October 31, 2013	$11.58	0.13		2.81	2.94	(0.12)	(0.10)	(0.22)	–	$14.30	25.79%		$13,770,861	1.18%	0.98%		1.18%	3.67%
Year Ended October 31, 2012	$10.35	0.11		1.29	1.40	(0.10)	(0.07)	(0.17)	–	$11.58	13.80%		$5,938,136	1.21%	0.98%		1.21%	3.71%

Class R Shares (g)
Year Ended October 31, 2016	$15.25	0.20		0.28	0.48	(0.19)	(1.34)	(1.53)	–	$14.20	3.69%		$4,552,978	0.81%	1.41%		0.81%	7.87%
Year Ended October 31, 2015	$15.41	0.20	(e)	0.41	0.61	(0.19)	(0.58)	(0.77)	–	$15.25	4.26%		$2,257,699	0.90%	1.31%	(e)	0.90%	9.70%
Year Ended October 31, 2014	$14.46	0.16		2.03	2.19	(0.17)	(1.07)	(1.24)	–	$15.41	16.18%		$2,555,336	0.92%	1.09%		0.92%	3.76%
Year Ended October 31, 2013	$11.69	0.17		2.83	3.00	(0.13)	(0.10)	(0.23)	–	$14.46	26.06%		$2,015,761	0.93%	1.30%		0.93%	3.67%
Year Ended October 31, 2012	$10.45	0.14		1.31	1.45	(0.14)	(0.07)	(0.21)	–	$11.69	14.18%		$1,463,340	0.92%	1.24%		0.93%	3.71%

Institutional Service Class Shares
Year Ended October 31, 2016	$15.34	0.25		0.28	0.53	(0.24)	(1.34)	(1.58)	–	$14.29	4.06%		$275,979,416	0.42%	1.79%		0.42%	7.87%
Year Ended October 31, 2015	$15.52	0.27	(e)	0.42	0.69	(0.29)	(0.58)	(0.87)	–	$15.34	4.81%		$248,015,509	0.42%	1.77%	(e)	0.42%	9.70%
Year Ended October 31, 2014	$14.55	0.23		2.05	2.28	(0.24)	(1.07)	(1.31)	–	$15.52	16.77%		$220,404,555	0.42%	1.59%		0.42%	3.76%
Year Ended October 31, 2013	$11.77	0.23		2.85	3.08	(0.20)	(0.10)	(0.30)	–	$14.55	26.65%		$172,046,113	0.44%	1.76%		0.44%	3.67%
Year Ended October 31, 2012	$10.51	0.20		1.32	1.52	(0.19)	(0.07)	(0.26)	–	$11.77	14.71%		$93,780,481	0.46%	1.74%		0.46%	3.71%

Institutional Class Shares
Year Ended October 31, 2016	$15.37	0.29		0.29	0.58	(0.28)	(1.34)	(1.62)	–	$14.33	4.38%		$1,650,693,124	0.17%	2.05%		0.17%	7.87%
Year Ended October 31, 2015	$15.55	0.31	(e)	0.42	0.73	(0.33)	(0.58)	(0.91)	–	$15.37	5.06%		$1,755,329,648	0.17%	2.03%	(e)	0.17%	9.70%
Year Ended October 31, 2014	$14.58	0.27		2.05	2.32	(0.28)	(1.07)	(1.35)	–	$15.55	17.03%		$1,936,643,234	0.17%	1.85%		0.17%	3.76%
Year Ended October 31, 2013	$11.79	0.27		2.85	3.12	(0.23)	(0.10)	(0.33)	–	$14.58	26.98%		$1,819,663,954	0.19%	2.07%		0.19%	3.67%
Year Ended October 31, 2012	$10.53	0.23		1.31	1.54	(0.21)	(0.07)	(0.28)	–	$11.79	14.96%		$1,968,477,602	0.21%	2.00%		0.21%	3.71%

Service Class Shares
Year Ended October 31, 2016	$15.28	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	–	$14.23	3.92%		$297,628,822	0.57%	1.65%		0.57%	7.87%
Year Ended October 31, 2015	$15.46	0.25	(e)	0.42	0.67	(0.27)	(0.58)	(0.85)	–	$15.28	4.67%		$349,006,306	0.57%	1.63%	(e)	0.57%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.04	2.25	(0.22)	(1.07)	(1.29)	–	$15.46	16.58%		$390,807,747	0.57%	1.45%		0.57%	3.76%
Year Ended October 31, 2013	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	–	$14.50	26.44%		$403,929,280	0.59%	1.66%		0.59%	3.67%
Year Ended October 31, 2012	$10.46	0.18		1.32	1.50	(0.16)	(0.07)	(0.23)	–	$11.73	14.60%		$362,511,511	0.61%	1.60%		0.61%	3.71%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	During the year ended October 31, 2015, the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12% lower, respectively.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

119

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2016, the Nationwide Small Cap Index Fund (Institutional Class) returned 4.15% versus 4.11% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 852 funds as of October 31, 2016) was 3.32% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the 12-month period, from a sector perspective, the best-performing sectors included utilities (+17.04%), materials (+16.52%) and information technology (+11.10%). In comparison, energy (-16.39%) contributed the largest loss to the Russell 2000 Index, followed by health care (-7.54%) and consumer discretionary (-5.92%).

In terms of attribution for the 12-month period ended October 31, 2016, securities lending provided a minor contribution, with modest detraction from NAV rounding, transaction costs, and cash drag.

An evaluation of the trailing 12-month period begins in November 2015, with comments from several Federal Reserve (Fed) members that a rate hike was likely before year-end. Fed Chair Janet Yellen emphasized that the Fed would likely raise rates in December, but that the rate hikes would be gradual. Other Fed officials echoed the “gradual” theme as an emphasis. Geopolitical risks in November, with the Russian downed plane off the coast of Egypt and the Paris terror attacks, roiled world markets, while better-than-expected payrolls and economic data pointed to a healthier U.S. economy. All of this was coming on the heels of lowered growth forecasts out of China, leading to the risk of a greater global slowdown. The S&P 500® Index was virtually flat with a 0.3% return. The U.S. dollar strengthened versus the major currencies except the Australian dollar.

December 2015 headlines were dominated by plunging oil prices, Chinese slowing growth, and the Fed raising rates for the first time since 2006. Energy stocks declined in December, and the S&P lost 1.6%, with these concerns weighing on the markets. Janet Yellen emphasized again that future rate hikes would be gradual and data-driven, which gave markets some sense of calm. Better-than-expected U.S. GDP growth also helped the U.S. market, but low oil prices and slowing Chinese growth pose significant risks going forward. The U.S. dollar was mixed versus other currencies for the month.

During the first quarter of 2016, market-moving events and headlines were dominated by slowing global growth fears and geopolitical events, which were offset by dovish Fed comments and worldwide central bank easing.

The first week of 2016 was the worst start to a year since 2009, and by February 11th, the S&P 500 Total Return Index hit a low for the year of -10.27%. With fears of a global economic slowdown, oil prices cratering, and terrorist attacks in Istanbul, Jakarta, and Pakistan, equities suffered.

On February 16th, Russia and Saudi Arabia agreed to freeze oil production, and oil began to rebound. U.S. equities responded in kind, aided by dovish comments from Fed officials. In March, the European Central Bank (ECB) unexpectedly cut rates and increased asset purchases, while the Fed kept rates unchanged and scaled back the expected number of rate hikes this year. Despite the terror attacks in Brussels, the market rallied in March and the S&P 500 Index ended the quarter up 1.35%.

Domestic equity markets posted gains in the second quarter of 2016 despite increased volatility in June from the “Brexit”, i.e., the United Kingdom’s vote to leave the European Union. Following the vote, equity markets declined worldwide and investors rushed to high-quality assets, driving U.S. Treasury yields further down.

U.S. equities capitalized on the upward momentum from their March rally, which continued through the second quarter as commodities rebounded and dovish comments from the Fed fueled the market. Small-cap stocks outperformed large-cap stocks by approximately 1.25% during the quarter, as measured by the

120

Fund Commentary (cont.)	Nationwide Small Cap Index Fund

Russell 2000 and Russell 1000® Indices, respectively. Value stocks outperformed growth stocks due to their higher exposure to the energy sector, which benefited from a strong rally in oil prices.

During the third quarter of 2016, most major U.S. equity indexes saw gains, largely driven by a dovish Fed that kept rates unchanged and stronger-than-expected earnings releases versus analyst expectations. Small-cap stocks significantly outperformed large caps, with the Russell 2000 reaching all-time highs during September, with particularly strong performance in small-cap health care, financials, and industrial stocks. Additionally, the Russell 1000® Growth Index, led by technology names, outperformed the Russell 1000® Value Index, which was hurt by utility names (-1.38%).

July was the strongest month of the quarter as healthy macroeconomic data and positive earnings surprises propelled the markets forward. The U.S. rally continued in August, although the S&P 500 Index specifically was roughly flat as hawkish statements from some Fed officials began to surface. Investors’ focus on the September Fed meeting dominated market performance in the last month of the quarter. While the Fed kept rates unchanged, several Fed officials expressed support of a rate hike later in the year. The S&P 500 Index was again flat for the month while small caps continued to rally.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

121

Fund Overview	Nationwide Small Cap Index Fund

Asset Allocation†

Common Stocks	98.2%
Repurchase Agreement	8.9%
Investment Company	0.4%
Rights††	0.0%
Futures Contracts††	(0.0)%
Liabilities in excess of other assets†††	(7.5)%
100.0%

Top Industries††††

Banks	9.5%
Equity Real Estate Investment Trusts (REITs)	7.1%
Biotechnology	4.3%
Software	4.0%
Semiconductors & Semiconductor Equipment	3.5%
Machinery	3.2%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.8%
Electronic Equipment, Instruments & Components	2.6%
Internet Software & Services	2.3%
Other Industries*	57.8%
100.0%

Top Holdings††††

Advanced Micro Devices, Inc.	0.3%
Microsemi Corp.	0.3%
Medical Properties Trust, Inc.	0.2%
Aspen Technology, Inc.	0.2%
IDACORP, Inc.	0.2%
Curtiss-Wright Corp.	0.2%
Gramercy Property Trust	0.2%
Portland General Electric Co.	0.2%
Cepheid	0.2%
Take-Two Interactive Software, Inc.	0.2%
Other Holdings*	97.8%
100.0%

Objective

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

122

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.72%	11.03%	5.43%
	w/SC2	(2.25)%	9.72%	4.81%
Class C	w/o SC1	3.01%	10.31%	4.78%
	w/SC3	2.10%	N/A	N/A
Class R4,5,6		3.54%	10.90%	5.32%
Institutional Class[4]		4.15%	11.47%	5.84%
Russell 2000® Index		4.11%	11.51%	5.96%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]

These returns until the creation of Class R2 shares (03/09/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in SCs, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.68%	0.66%
Class C	1.36%	1.34%
Class R	1.02%	1.00%
Institutional Class	0.27%	0.25%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

123

Fund Performance (con’t.)	Nationwide Small Cap Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

124

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,059.00	3.42	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.82	3.35	0.66
Class C Shares	Actual	(a)	1,000.00	1,055.20	7.08	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.25	6.95	1.37
Class R Shares	Actual	(a)	1,000.00	1,057.80	4.19	0.81
	Hypothetical	(a)(b)	1,000.00	1,021.06	4.12	0.81
Institutional Class Shares	Actual	(a)	1,000.00	1,060.90	1.35	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.83	1.32	0.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

125

Statement of Investments

October 31, 2016

Nationwide Small Cap Index Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 1.5%
AAR Corp.	12,467	$401,063
Aerojet Rocketdyne Holdings, Inc.*	22,777	400,875
Aerovironment, Inc.*	7,823	187,674
Astronics Corp.*	8,420	311,708
Cubic Corp.	9,480	404,796
Curtiss-Wright Corp.	16,351	1,465,377
DigitalGlobe, Inc.*	23,373	586,662
Ducommun, Inc.*	3,936	74,942
Engility Holdings, Inc.*	6,700	192,491
Esterline Technologies Corp.*	11,121	816,838
KEYW Holding Corp. (The)*	13,105	137,472
KLX, Inc.*	19,820	682,204
Kratos Defense & Security Solutions, Inc.* (a)	17,660	99,249
Mercury Systems, Inc.*	14,444	401,254
Moog, Inc., Class A*	12,072	701,021
National Presto Industries, Inc. (a)	1,807	157,661
Sparton Corp.*	3,316	79,352
TASER International, Inc.*	19,527	437,014
Teledyne Technologies, Inc.*	12,578	1,354,399
Triumph Group, Inc.	18,479	437,952
Vectrus, Inc.*	4,212	70,635

		9,400,639

Air Freight & Logistics 0.5%
Air Transport Services Group, Inc.*	17,189	227,410
Atlas Air Worldwide Holdings, Inc.*	9,041	378,366
Echo Global Logistics, Inc.*	11,276	239,051
Forward Air Corp.	10,754	444,355
Hub Group, Inc., Class A*	12,590	458,906
Park-Ohio Holdings Corp.	2,992	95,594
Radiant Logistics, Inc.*	11,369	28,423
XPO Logistics, Inc.* (a)	36,828	1,212,746

		3,084,851

Airlines 0.4%
Allegiant Travel Co.	4,882	673,228
Hawaiian Holdings, Inc.*	19,552	880,329
SkyWest, Inc.	18,785	566,368
Virgin America, Inc.* (a)	7,318	397,733

		2,517,658

Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.*	28,827	516,580
Cooper Tire & Rubber Co.	20,828	765,429
Cooper-Standard Holding, Inc.*	5,571	508,465
Dana, Inc.	55,974	866,478
Dorman Products, Inc.*	9,584	615,676
Drew Industries, Inc.	8,705	779,533
Federal-Mogul Holdings Corp.*	11,892	110,120
Fox Factory Holding Corp.*	8,215	178,265
Gentherm, Inc.*	13,664	384,642
Horizon Global Corp.*	7,217	144,629
Metaldyne Performance Group, Inc.	5,509	85,114

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Modine Manufacturing Co.*	17,928	$196,312
Motorcar Parts of America, Inc.*	6,823	179,035
Spartan Motors, Inc.	11,656	99,659
Standard Motor Products, Inc.	7,989	390,662
Stoneridge, Inc.*	10,393	154,024
Strattec Security Corp.	1,453	51,581
Superior Industries International, Inc.	9,319	228,315
Tenneco, Inc.*	20,802	1,145,566
Tower International, Inc.	7,893	171,278
Unique Fabricating, Inc.	2,179	27,216
Workhorse Group, Inc.* (a)	3,981	26,434

		7,625,013

Automobiles 0.1%
Winnebago Industries, Inc.	10,201	288,178

Banks 10.2%
1st Source Corp.	6,194	214,065
Access National Corp.	2,664	62,790
ACNB Corp.	2,050	55,145
Allegiance Bancshares, Inc.*	3,991	105,163
American National Bankshares, Inc.	3,249	87,885
Ameris Bancorp	12,825	465,547
Ames National Corp.	3,411	92,438
Arrow Financial Corp.	4,529	143,116
Atlantic Capital Bancshares, Inc.*	6,210	93,460
Banc of California, Inc. (a)	18,361	244,201
BancFirst Corp.	2,943	211,013
Banco Latinoamericano de Comercio Exterior SA, Class E	11,408	307,674
Bancorp, Inc. (The)*	13,912	86,672
BancorpSouth, Inc.	32,734	769,249
Bank of Marin Bancorp	2,333	118,400
Bank of the Ozarks, Inc.	33,407	1,234,723
Bankwell Financial Group, Inc.	2,048	50,504
Banner Corp.	11,250	507,825
Bar Harbor Bankshares	2,313	84,078
Berkshire Hills Bancorp, Inc.	11,492	339,589
Blue Hills Bancorp, Inc.	9,533	148,238
BNC Bancorp	14,215	353,953
Boston Private Financial Holdings, Inc.	30,654	403,100
Bridge Bancorp, Inc.	6,248	172,132
Brookline Bancorp, Inc.	26,670	341,376
Bryn Mawr Bank Corp.	6,184	194,178
BSB Bancorp, Inc.*	3,019	73,965
C&F Financial Corp.	1,119	46,774
Camden National Corp.	5,662	186,959
Capital Bank Financial Corp., Class A	7,599	248,867
Capital City Bank Group, Inc.	3,796	57,092
Cardinal Financial Corp.	12,187	320,274
Carolina Financial Corp.	3,658	83,402
Cascade Bancorp*	11,229	68,609
Cathay General Bancorp	28,075	840,846
CenterState Banks, Inc.	17,273	322,660

126

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Central Pacific Financial Corp.	11,269	$288,824
Central Valley Community Bancorp (a)	2,985	42,745
Century Bancorp, Inc., Class A	1,469	66,619
Chemical Financial Corp.	24,823	1,066,148
Chemung Financial Corp.	1,041	29,669
Citizens & Northern Corp.	4,858	101,629
City Holding Co.	5,270	275,463
CNB Financial Corp.	5,673	110,907
CoBiz Financial, Inc.	13,561	172,496
Codorus Valley Bancorp, Inc.	2,799	58,505
Columbia Banking System, Inc.	21,820	720,496
Community Bank System, Inc.	16,221	764,171
Community Trust Bancorp, Inc.	5,931	216,778
CommunityOne Bancorp* (a)(b)	4,936	69,598
ConnectOne Bancorp, Inc.	11,301	207,373
County Bancorp, Inc.	1,534	30,220
CU Bancorp*	6,354	149,319
Customers Bancorp, Inc.*	9,357	253,294
CVB Financial Corp.	38,275	642,255
Eagle Bancorp, Inc.*	11,555	567,928
Enterprise Bancorp, Inc. (a)	3,290	85,869
Enterprise Financial Services Corp.	7,599	251,527
Equity Bancshares, Inc., Class A*	1,770	46,073
Farmers Capital Bank Corp.	2,836	89,050
Farmers National Banc Corp.	8,417	88,379
FCB Financial Holdings, Inc., Class A*	11,325	422,422
Fidelity Southern Corp.	7,707	140,499
Financial Institutions, Inc.	5,370	144,184
First Bancorp	7,281	143,945
First BanCorp*	43,947	225,448
First Bancorp, Inc.	3,997	94,609
First Busey Corp.	11,700	270,387
First Business Financial Services, Inc.	3,324	62,657
First Citizens BancShares, Inc., Class A	2,771	806,361
First Commonwealth Financial Corp.	33,821	343,621
First Community Bancshares, Inc.	5,740	130,011
First Community Financial Partners, Inc.*	4,409	42,106
First Connecticut Bancorp, Inc.	5,546	98,441
First Financial Bancorp	23,029	495,123
First Financial Bankshares, Inc. (a)	24,011	869,198
First Financial Corp.	3,678	147,488
First Financial Northwest, Inc.	3,028	48,145
First Foundation, Inc.*	4,871	120,509
First Internet Bancorp	1,856	48,720
First Interstate BancSystem, Inc., Class A	7,442	237,400
First Merchants Corp.	15,286	430,301
First Mid-Illinois Bancshares, Inc.	1,877	49,722
First Midwest Bancorp, Inc.	30,212	583,394
First NBC Bank Holding Co.*	5,648	30,499
First Northwest Bancorp*	3,888	53,227
First of Long Island Corp. (The)	5,305	169,495
Flushing Financial Corp.	10,631	227,716
FNB Corp.	79,056	1,033,262

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Franklin Financial Network, Inc.*	3,523	$114,850
Fulton Financial Corp.	63,032	939,177
German American Bancorp, Inc.	4,973	193,599
Glacier Bancorp, Inc.	28,655	809,790
Great Southern Bancorp, Inc.	3,905	161,472
Great Western Bancorp, Inc.	22,270	717,985
Green Bancorp, Inc.*	7,300	75,555
Guaranty Bancorp	5,510	104,690
Hancock Holding Co.	28,469	955,135
Hanmi Financial Corp.	12,081	302,025
HarborOne Bancorp, Inc.*	5,460	93,202
Heartland Financial USA, Inc.	8,221	307,876
Heritage Commerce Corp.	10,126	109,867
Heritage Financial Corp.	11,429	210,294
Heritage Oaks Bancorp	9,448	75,112
Hilltop Holdings, Inc.*	28,074	693,428
Home BancShares, Inc.	45,598	980,813
HomeTrust Bancshares, Inc.*	6,495	120,807
Hope Bancorp., Inc.	47,695	769,797
Horizon Bancorp	4,335	125,715
IBERIABANK Corp.	15,402	1,011,141
Independent Bank Corp.	17,380	665,475
Independent Bank Group, Inc.	4,139	199,914
International Bancshares Corp.	20,548	633,906
Investors Bancorp, Inc.	108,489	1,330,075
Lakeland Bancorp, Inc.	14,279	202,048
Lakeland Financial Corp.	8,826	325,150
LCNB Corp.	2,804	48,229
LegacyTexas Financial Group, Inc.	16,745	572,846
Live Oak Bancshares, Inc. (a)	7,082	112,958
Macatawa Bank Corp.	9,187	74,690
MainSource Financial Group, Inc.	8,611	214,931
MB Financial, Inc.	27,700	1,008,003
MBT Financial Corp.	6,301	55,449
Mercantile Bank Corp.	6,280	172,826
Merchants Bancshares, Inc.	1,936	83,248
Middleburg Financial Corp.	1,631	49,452
Midland States Bancorp, Inc.	1,313	33,521
MidWestOne Financial Group, Inc.	2,955	85,931
MutualFirst Financial, Inc.	1,737	47,507
National Bank Holdings Corp., Class A	8,356	203,385
National Bankshares, Inc. (a)	2,670	92,783
National Commerce Corp.*	3,071	86,909
NBT Bancorp, Inc.	15,914	536,461
Nicolet Bankshares, Inc.*	2,968	115,040
Northrim BanCorp, Inc.	2,318	56,907
OFG Bancorp	14,894	158,621
Old Line Bancshares, Inc.	2,876	56,614
Old National Bancorp	48,767	716,875
Old Second Bancorp, Inc.	10,846	84,057
Opus Bank	6,453	129,383
Orrstown Financial Services, Inc.	2,355	49,220
Pacific Continental Corp.	7,568	129,791

127

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Pacific Mercantile Bancorp*	5,140	$28,784
Pacific Premier Bancorp, Inc.*	10,306	266,410
Park National Corp.	5,010	485,619
Park Sterling Corp.	18,039	155,316
Peapack Gladstone Financial Corp.	5,826	123,220
Penns Woods Bancorp, Inc. (a)	1,860	79,050
Peoples Bancorp, Inc.	6,191	153,351
Peoples Financial Services Corp. (a)	2,710	107,966
People’s Utah Bancorp	4,646	93,152
Pinnacle Financial Partners, Inc.	16,193	835,559
Preferred Bank	4,662	176,783
Premier Financial Bancorp, Inc.	2,870	48,273
PrivateBancorp, Inc.	29,115	1,317,163
Prosperity Bancshares, Inc.	24,707	1,370,497
QCR Holdings, Inc.	4,468	145,210
Renasant Corp.	15,370	518,584
Republic Bancorp, Inc., Class A	3,743	118,429
Republic First Bancorp, Inc.*	11,895	46,985
S&T Bancorp, Inc.	12,750	400,223
Sandy Spring Bancorp, Inc.	9,333	295,856
Seacoast Banking Corp. of Florida*	11,071	192,746
ServisFirst Bancshares, Inc. (a)	8,706	471,343
Shore Bancshares, Inc.	4,309	55,026
Sierra Bancorp	4,654	83,120
Simmons First National Corp., Class A	11,070	546,305
South State Corp.	8,858	649,734
Southern First Bancshares, Inc.*	2,036	54,056
Southern National Bancorp of Virginia, Inc.	3,732	48,964
Southside Bancshares, Inc.	9,365	305,486
Southwest Bancorp, Inc.	7,024	130,998
State Bank Financial Corp.	13,528	298,292
Sterling Bancorp	47,718	858,924
Stock Yards Bancorp, Inc.	8,446	288,009
Stonegate Bank	4,206	145,696
Suffolk Bancorp	4,430	159,480
Summit Financial Group, Inc.	2,887	57,076
Sun Bancorp, Inc.	3,433	78,959
Texas Capital Bancshares, Inc.*	17,398	1,031,701
Tompkins Financial Corp.	5,436	430,966
Towne Bank	20,971	520,081
TriCo Bancshares	7,791	205,059

TriState Capital Holdings, Inc.*	7,818	137,988
Triumph Bancorp, Inc.*	5,752	106,987

Trustmark Corp.	25,353	701,771
UMB Financial Corp.	16,874	1,047,032
Umpqua Holdings Corp.	83,135	1,270,303
Union Bankshares Corp.	16,252	453,918
Union Bankshares, Inc. (a)	1,295	42,735
United Bankshares, Inc. (a)	24,830	936,091
United Community Banks, Inc.	26,232	565,824
Univest Corp. of Pennsylvania	9,473	224,984
Valley National Bancorp	93,037	917,345
Veritex Holdings, Inc.*	2,838	50,034

Common Stocks (continued)

	Shares	Market Value

Banks (continued)
Washington Trust Bancorp, Inc.	5,616	$257,774
WashingtonFirst Bankshares, Inc.	2,838	69,389
Webster Financial Corp.	33,873	1,368,469
WesBanco, Inc.	15,179	499,541
West Bancorporation, Inc.	6,335	122,266
Westamerica Bancorp (a)	9,300	460,908
Wintrust Financial Corp.	18,789	1,013,667
Xenith Bankshares, Inc.*	23,543	55,091
Yadkin Financial Corp.	18,813	521,873

		64,407,163

Beverages 0.2%
Boston Beer Co., Inc. (The), Class A*	3,349	519,932
Coca-Cola Bottling Co. Consolidated	1,781	251,656
Craft Brew Alliance, Inc.*	4,486	72,001
MGP Ingredients, Inc.	4,715	166,015
National Beverage Corp.* (a)	4,372	206,533
Primo Water Corp.*	7,681	100,544

		1,316,681

Biotechnology 4.6%
Acceleron Pharma, Inc.*	10,311	289,017
Achillion Pharmaceuticals, Inc.* (a)	44,075	276,791
Acorda Therapeutics, Inc.*	16,197	286,687
Adamas Pharmaceuticals, Inc.*	6,207	85,284
Aduro Biotech, Inc.* (a)	13,133	141,180
Advaxis, Inc.* (a)	13,302	107,613
Adverum Biotechnologies, Inc.*	7,778	22,945
Agenus, Inc.*	27,565	109,433
Aimmune Therapeutics, Inc.* (a)	9,704	157,981
Akebia Therapeutics, Inc.*	13,370	100,542
Alder Biopharmaceuticals, Inc.* (a)	17,608	426,994
AMAG Pharmaceuticals, Inc.*	13,118	337,133
Amicus Therapeutics, Inc.*	52,473	362,064
Anavex Life Sciences Corp.* (a)	12,288	34,284
Anthera Pharmaceuticals, Inc.* (a)	15,387	33,851
Applied Genetic Technologies Corp.*	4,687	33,512
Aptevo Therapeutics, Inc.*	6,136	13,561
Ardelyx, Inc.* (a)	11,240	138,252
Arena Pharmaceuticals, Inc.*	89,825	132,941
Argos Therapeutics, Inc.*	6,684	28,073
ARIAD Pharmaceuticals, Inc.*	66,636	581,066
Array BioPharma, Inc.* (a)	62,454	355,988
Arrowhead Pharmaceuticals, Inc.*	23,240	134,792
Asterias Biotherapeutics, Inc.* (a)	8,032	26,506
Atara Biotherapeutics, Inc.*	8,671	110,989
Athersys, Inc.* (a)	27,448	49,681
Avexis, Inc.*	1,800	85,500
Axovant Sciences Ltd.*	9,074	111,701
Bellicum Pharmaceuticals, Inc.* (a)	7,710	127,678
BioCryst Pharmaceuticals, Inc.* (a)	28,884	116,980
BioSpecifics Technologies Corp.*	1,952	84,697
BioTime, Inc.* (a)	26,384	84,956
Bluebird Bio, Inc.* (a)	13,905	663,964

128

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Blueprint Medicines Corp.* (a)	7,441	$223,081
Cara Therapeutics, Inc.* (a)	8,458	59,121
Celldex Therapeutics, Inc.* (a)	37,259	117,366
Cellular Biomedicine Group, Inc.* (a)	4,814	58,009
Cepheid*	27,324	1,445,440
ChemoCentryx, Inc.* (a)	8,101	48,444
Chimerix, Inc.*	18,078	73,216
Cidara Therapeutics, Inc.* (a)	3,762	35,739
Clovis Oncology, Inc.*	11,835	344,162
Coherus Biosciences, Inc.*	11,027	301,588
Concert Pharmaceuticals, Inc.*	6,082	46,953
Corvus Pharmaceuticals, Inc.*	1,109	14,805
Curis, Inc.*	43,956	114,286
Cytokinetics, Inc.* (a)	12,943	125,547
CytomX Therapeutics, Inc.*	7,402	83,421
CytRx Corp.* (a)	47,130	21,774
Dimension Therapeutics, Inc.*	4,265	21,112
Dynavax Technologies Corp.* (a)	13,894	128,520
Eagle Pharmaceuticals, Inc.* (a)	3,277	183,119
Edge Therapeutics, Inc.* (a)	5,869	61,448
Editas Medicine, Inc.*	2,575	36,411
Eiger BioPharmaceuticals, Inc.*	1,180	13,511
Emergent BioSolutions, Inc.*	12,272	327,908
Enanta Pharmaceuticals, Inc.* (a)	6,012	141,402
Epizyme, Inc.* (a)	15,081	136,483
Esperion Therapeutics, Inc.* (a)	5,234	53,910
Exact Sciences Corp.* (a)	39,343	612,964
Exelixis, Inc.*	85,649	907,023
FibroGen, Inc.*	19,659	325,356
Five Prime Therapeutics, Inc.*	10,180	494,035
Flexion Therapeutics, Inc.*	8,629	164,814
Fortress Biotech, Inc.* (a)	11,698	27,841
Foundation Medicine, Inc.* (a)	4,777	108,438
Galena Biopharma, Inc.*	66,506	15,276
Genomic Health, Inc.*	6,730	200,621
Geron Corp.* (a)	59,350	109,798
Global Blood Therapeutics, Inc.* (a)	6,158	107,457
GlycoMimetics, Inc.*	3,488	21,033
Halozyme Therapeutics, Inc.* (a)	40,914	353,088
Heron Therapeutics, Inc.* (a)	11,910	176,864
Idera Pharmaceuticals, Inc.* (a)	34,908	54,107
Ignyta, Inc.*	10,808	54,040
Immune Design Corp.* (a)	4,474	23,936
ImmunoGen, Inc.* (a)	32,664	59,448
Immunomedics, Inc.* (a)	32,150	73,945
Infinity Pharmaceuticals, Inc.*	17,934	21,700
Inotek Pharmaceuticals Corp.* (a)	6,323	44,261
Inovio Pharmaceuticals, Inc.*	25,075	162,235
Insmed, Inc.*	23,284	302,226
Insys Therapeutics, Inc.* (a)	8,812	95,258
Intellia Therapeutics, Inc.* (a)	2,604	35,883
Invitae Corp.* (a)	8,079	62,047
Ironwood Pharmaceuticals, Inc.*	48,617	620,839

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Karyopharm Therapeutics, Inc.* (a)	9,159	$66,311
Keryx Biopharmaceuticals, Inc.* (a)	29,864	134,687
Kite Pharma, Inc.* (a)	14,762	653,809
La Jolla Pharmaceutical Co.*	5,135	89,863
Lexicon Pharmaceuticals, Inc.* (a)	15,685	232,609
Ligand Pharmaceuticals, Inc.* (a)	7,188	688,107
Lion Biotechnologies, Inc.* (a)	19,494	121,838
Loxo Oncology, Inc.* (a)	5,003	104,363
MacroGenics, Inc.*	11,902	281,958
MannKind Corp.*	120,449	50,251
Medgenics, Inc.*	12,882	62,091
MediciNova, Inc.* (a)	10,791	73,271
Merrimack Pharmaceuticals, Inc.* (a)	45,821	239,186
MiMedx Group, Inc.* (a)	38,851	346,162
Minerva Neurosciences, Inc.*	7,235	80,670
Mirati Therapeutics, Inc.*	4,290	21,665
Momenta Pharmaceuticals, Inc.*	24,291	270,845
Myriad Genetics, Inc.* (a)	25,327	499,195
NantKwest, Inc.* (a)	5,920	35,461
Natera, Inc.*	9,646	81,798
NewLink Genetics Corp.*	7,869	95,608
Novavax, Inc.* (a)	101,515	154,303
OncoMed Pharmaceuticals, Inc.* (a)	7,790	70,655
Ophthotech Corp.*	11,482	411,285
Organovo Holdings, Inc.*	33,582	83,619
Osiris Therapeutics, Inc.* (a)	7,588	30,428
Otonomy, Inc.*	8,920	134,692
OvaScience, Inc.* (a)	11,481	57,864
PDL BioPharma, Inc.	62,352	200,773
Pfenex, Inc.*	6,460	51,745
PharmAthene, Inc.* (a)	22,740	62,535
Portola Pharmaceuticals, Inc.*	18,511	336,530
Progenics Pharmaceuticals, Inc.* (a)	25,687	129,206
Protagonist Therapeutics, Inc.*	2,833	53,260
Proteostasis Therapeutics, Inc.* (a)	3,126	22,257
Prothena Corp. plc*	13,089	625,916
PTC Therapeutics, Inc.* (a)	12,739	79,109
Puma Biotechnology, Inc.*	10,443	399,967
Radius Health, Inc.*	11,946	512,722
REGENXBIO, Inc.* (a)	7,323	115,337
Regulus Therapeutics, Inc.* (a)	14,287	39,289
Repligen Corp.*	12,496	357,011
Retrophin, Inc.*	13,248	249,725
Rigel Pharmaceuticals, Inc.*	34,558	89,851
Sage Therapeutics, Inc.*	11,194	487,387
Sangamo BioSciences, Inc.*	25,834	91,711
Sarepta Therapeutics, Inc.*	18,710	734,180
Seres Therapeutics, Inc.* (a)	6,655	71,807
Sorrento Therapeutics, Inc.* (a)	9,388	53,981
Spark Therapeutics, Inc.*	7,326	344,395
Spectrum Pharmaceuticals, Inc.*	30,439	107,754
Stemline Therapeutics, Inc.*	6,271	71,489
Syndax Pharmaceuticals, Inc.*	1,620	19,132

129

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Synergy Pharmaceuticals, Inc.* (a)	68,002	$312,129
Synthetic Biologics, Inc.* (a)	27,269	38,177
T2 Biosystems, Inc.* (a)	5,131	32,428
TESARO, Inc.* (a)	10,115	1,222,701
TG Therapeutics, Inc.* (a)	15,097	80,769
Tokai Pharmaceuticals, Inc.* (a)	3,748	4,123
Trevena, Inc.*	16,646	81,232
Trovagene, Inc.*	11,363	39,202
Ultragenyx Pharmaceutical, Inc.*	13,590	801,674
Vanda Pharmaceuticals, Inc.*	13,922	206,742
Versartis, Inc.* (a)	10,031	110,843
Vital Therapies, Inc.*	7,709	41,243
Voyager Therapeutics, Inc.* (a)	4,264	51,168
vTv Therapeutics, Inc., Class A*	3,134	16,892
XBiotech, Inc.* (a)	6,474	85,781
Xencor, Inc.*	12,028	256,076
Zafgen, Inc.*	6,542	19,691
ZIOPHARM Oncology, Inc.* (a)	45,599	259,002

		29,243,481

Building Products 1.1%
AAON, Inc.	14,914	446,674
Advanced Drainage Systems, Inc.	13,196	252,044
American Woodmark Corp.*	5,215	389,561
Apogee Enterprises, Inc.	10,559	430,279
Armstrong Flooring, Inc.*	8,670	140,367
Builders FirstSource, Inc.*	31,511	304,711
Caesarstone Ltd.* (a)	8,888	314,191
Continental Building Products, Inc.*	13,211	270,165
CSW Industrials, Inc.*	5,316	164,530
Gibraltar Industries, Inc.*	11,705	455,325
Griffon Corp.	11,502	192,083
Insteel Industries, Inc.	6,179	166,215
Masonite International Corp.*	11,432	650,481
NCI Building Systems, Inc.*	9,953	143,323
Patrick Industries, Inc.*	5,478	314,163
PGT, Inc.*	18,137	177,743
Ply Gem Holdings, Inc.*	8,001	109,614
Quanex Building Products Corp.	12,830	209,129
Simpson Manufacturing Co., Inc.	15,518	664,170
Trex Co., Inc.*	10,997	591,749
Universal Forest Products, Inc.	7,386	635,122

		7,021,639

Capital Markets 1.4%
Actua Corp.*	13,328	155,271
Arlington Asset Investment Corp., Class A (a)	8,476	121,037
Associated Capital Group, Inc., Class A	1,752	59,480
B. Riley Financial, Inc.	3,056	39,117
BGC Partners, Inc., Class A	81,755	702,275
Calamos Asset Management, Inc., Class A	7,184	46,409
Cohen & Steers, Inc.	7,684	285,691
Cowen Group, Inc., Class A*	41,762	135,727
Diamond Hill Investment Group, Inc.	1,137	206,945

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Evercore Partners, Inc., Class A	14,708	$790,555
FBR & Co.	2,032	28,245
Fifth Street Asset Management, Inc.	2,465	12,818
Financial Engines, Inc. (a)	20,077	555,129
GAIN Capital Holdings, Inc.	12,740	58,604
GAMCO Investors, Inc., Class A	1,787	50,769
Greenhill & Co., Inc.	10,474	245,615
Hennessy Advisors, Inc.	1,041	30,064
Houlihan Lokey, Inc.	4,485	109,299
INTL. FCStone, Inc.*	5,607	201,291
Investment Technology Group, Inc.	12,979	198,709
Janus Capital Group, Inc.	54,317	696,344
KCG Holdings, Inc., Class A*	19,748	251,985
Ladenburg Thalmann Financial Services, Inc.* (a)	41,956	85,590
Manning & Napier, Inc.	5,097	35,169
Medley Management, Inc., Class A	2,680	23,718
Moelis & Co., Class A	7,054	179,172
OM Asset Management plc	14,960	210,487
Oppenheimer Holdings, Inc., Class A	3,746	52,444
Piper Jaffray Cos.*	5,115	289,253
PJT Partners, Inc., Class A (a)	6,567	180,855
Pzena Investment Management, Inc., Class A	4,591	33,423
Safeguard Scientifics, Inc.*	8,183	96,559
Silvercrest Asset Management Group, Inc., Class A	2,243	25,907
Stifel Financial Corp.*	24,190	946,797
Virtu Financial, Inc., Class A	9,437	120,794
Virtus Investment Partners, Inc.	2,060	221,038
Waddell & Reed Financial, Inc., Class A	29,772	468,016
Walter Investment Management Corp.* (a)	7,107	35,535
Westwood Holdings Group, Inc.	2,873	148,103
WisdomTree Investments, Inc. (a)	42,815	367,353

		8,501,592

Chemicals 2.4%
A. Schulman, Inc.	11,063	318,061
AgroFresh Solutions, Inc.* (a)	7,600	35,720
American Vanguard Corp.	10,780	163,856
Balchem Corp.	11,838	898,504
Calgon Carbon Corp.	19,019	300,500
Chase Corp.	2,615	178,735
Chemours Co. (The)	68,704	1,128,807
Chemtura Corp.*	24,055	789,004
Codexis, Inc.*	12,007	60,635
Ferro Corp.*	31,234	404,793
Flotek Industries, Inc.* (a)	20,247	238,510
FutureFuel Corp.	8,949	98,081
GCP Applied Technologies, Inc.*	26,580	687,093
H.B. Fuller Co.	18,879	794,240
Hawkins, Inc.	3,637	146,753
Ingevity Corp.*	15,995	662,193
Innophos Holdings, Inc.	7,394	338,941

130

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Innospec, Inc.	8,962	$539,960
KMG Chemicals, Inc.	3,568	96,836
Koppers Holdings, Inc.*	7,592	248,638
Kraton Corp.*	11,190	286,800
Kronos Worldwide, Inc. (a)	8,177	62,881
LSB Industries, Inc.* (a)	7,864	41,601
Minerals Technologies, Inc.	13,061	877,699
Olin Corp.	62,378	1,367,950
OMNOVA Solutions, Inc.*	15,039	114,296
PolyOne Corp.	30,789	899,962
Quaker Chemical Corp.	4,795	515,463
Rayonier Advanced Materials, Inc. (a)	16,106	208,251
Sensient Technologies Corp.	16,493	1,228,893
Stepan Co.	7,383	524,414
TerraVia Holdings, Inc.* (a)	31,994	75,186
Trecora Resources*	8,254	84,604
Tredegar Corp.	9,187	169,960
Trinseo SA	10,852	569,187
Tronox Ltd., Class A	25,184	203,990
Valhi, Inc.	6,575	12,887

		15,373,884

Commercial Services & Supplies 2.3%
ABM Industries, Inc.	20,963	819,234
ACCO Brands Corp.*	39,887	442,746
Aqua Metals, Inc.* (a)	3,752	33,580
ARC Document Solutions, Inc.*	16,217	55,624
Brady Corp., Class A	17,270	571,637
Brink’s Co. (The)	16,989	671,915
Casella Waste Systems, Inc., Class A*	14,663	164,226
CECO Environmental Corp.	10,801	106,930
Deluxe Corp.	17,995	1,101,294
Ennis, Inc.	9,749	142,823
Essendant, Inc.	13,943	214,025
G&K Services, Inc., Class A	7,191	680,988
Healthcare Services Group, Inc.	26,373	975,010
Heritage-Crystal Clean, Inc.*	5,160	67,596
Herman Miller, Inc.	22,486	625,111
HNI Corp.	17,022	692,115
InnerWorkings, Inc.*	14,759	130,027
Interface, Inc.	24,360	386,106
Kimball International, Inc., Class B	13,751	171,887
Knoll, Inc.	18,173	393,264
Matthews International Corp., Class A	12,086	723,951
McGrath RentCorp	9,038	272,044
Mobile Mini, Inc.	16,616	421,216
MSA Safety, Inc.	11,681	681,002
Multi-Color Corp.	5,138	333,585
NL Industries, Inc.*	2,997	9,590
Quad/Graphics, Inc.	10,490	249,242
SP Plus Corp.*	6,310	159,012
Steelcase, Inc., Class A	32,260	430,671
Team, Inc.*	10,848	333,576

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Tetra Tech, Inc.	21,854	$840,286
TRC Cos., Inc.*	6,692	54,540
UniFirst Corp.	5,694	697,515
US Ecology, Inc.	8,220	347,295
Viad Corp.	7,663	318,014
VSE Corp.	3,154	90,961
West Corp.	16,524	325,853

		14,734,491

Communications Equipment 1.8%
ADTRAN, Inc.	17,820	323,433
Aerohive Networks, Inc.*	9,093	48,102
Applied Optoelectronics, Inc.* (a)	6,439	123,822
Bel Fuse, Inc., Class B	3,533	84,262
Black Box Corp.	6,060	69,690
CalAmp Corp.*	13,784	178,089
Calix, Inc.*	15,108	94,425
Ciena Corp.*	51,715	1,002,237
Clearfield, Inc.* (a)	4,319	72,343
Comtech Telecommunications Corp.	7,759	80,694
Digi International, Inc.*	8,905	81,481
EMCORE Corp.	7,950	52,072
Extreme Networks, Inc.*	37,057	156,010
Finisar Corp.*	40,414	1,106,535
Harmonic, Inc.*	28,036	142,984
Infinera Corp.*	52,811	411,926
InterDigital, Inc.	12,786	903,331
Ixia*	22,984	274,659
KVH Industries, Inc.*	6,678	53,090
Lumentum Holdings, Inc.*	18,919	635,678
NETGEAR, Inc.*	12,194	615,797
NetScout Systems, Inc.*	33,710	925,339
Oclaro, Inc.*	40,932	299,213
Plantronics, Inc.	12,456	644,100
ShoreTel, Inc.*	24,413	162,346
Silicom Ltd.	2,022	75,218
Sonus Networks, Inc.*	18,339	106,183
Ubiquiti Networks, Inc.*	9,797	513,657
ViaSat, Inc.* (a)	16,462	1,163,205
Viavi Solutions, Inc.*	87,963	626,297

		11,026,218

Construction & Engineering 0.9%
Aegion Corp.*	13,210	244,517
Ameresco, Inc., Class A*	8,380	40,224
Argan, Inc.	4,939	280,782
Comfort Systems USA, Inc.	14,007	404,102
Dycom Industries, Inc.*	11,309	870,001
EMCOR Group, Inc.	22,318	1,349,346
Granite Construction, Inc.	14,863	730,665
Great Lakes Dredge & Dock Corp.*	23,876	84,760
HC2 Holdings, Inc.*	11,885	47,302
IES Holdings, Inc.*	2,781	41,576
Layne Christensen Co.* (a)	6,249	53,554

131

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
MasTec, Inc.*	24,619	$702,872
MYR Group, Inc.*	5,251	156,690
NV5 Global, Inc.*	2,741	78,393
Orion Group Holdings Ltd.*	11,534	93,195
Primoris Services Corp.	15,299	306,439
Tutor Perini Corp.*	14,095	268,510

		5,752,928

Construction Materials 0.2%
Headwaters, Inc.*	27,558	451,951
Summit Materials, Inc., Class A*	28,519	534,446
United States Lime & Minerals, Inc.	792	52,106
US Concrete, Inc.*	5,271	263,023

		1,301,526

Consumer Finance 0.5%
Encore Capital Group, Inc.* (a)	9,031	179,265
Enova International, Inc.*	10,423	97,976
EZCORP, Inc., Class A*	18,691	182,237
FirstCash, Inc.	17,640	832,608
Green Dot Corp., Class A*	16,051	356,332
LendingClub Corp.*	123,644	609,565
Nelnet, Inc., Class A	7,694	301,451
PRA Group, Inc.*	16,975	541,503
Regional Management Corp.*	3,794	84,492
World Acceptance Corp.* (a)	2,305	109,534

		3,294,963

Containers & Packaging 0.2%
AEP Industries, Inc.	1,561	171,008
Greif, Inc., Class A	9,759	457,307
Greif, Inc., Class B	2,048	119,296
Multi Packaging Solutions International Ltd.*	7,965	107,607
Myers Industries, Inc.	7,654	92,231
UFP Technologies, Inc.*	2,205	58,873

		1,006,322

Distributors 0.1%
Core-Mark Holding Co., Inc.	16,808	594,163
Weyco Group, Inc.	2,514	63,629

		657,792

Diversified Consumer Services 1.0%
American Public Education, Inc.*	5,559	112,014
Apollo Education Group, Inc.*	32,149	282,590
Ascent Capital Group, Inc., Class A*	3,882	79,115
Bridgepoint Education, Inc.*	6,958	47,036
Bright Horizons Family Solutions, Inc.*	16,010	1,071,229
Cambium Learning Group, Inc.*	4,843	25,087
Capella Education Co.	4,277	312,649
Career Education Corp.*	26,189	188,299
Carriage Services, Inc.	5,609	132,597
Chegg, Inc.* (a)	30,094	200,125
Collectors Universe, Inc.	2,907	54,623

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services (continued)
DeVry Education Group, Inc.	23,006	$522,236
Grand Canyon Education, Inc.*	16,988	741,356
Houghton Mifflin Harcourt Co.*	46,613	589,654
K12, Inc.*	12,483	135,316
Liberty Tax, Inc., Class A	2,264	26,828
LifeLock, Inc.*	32,008	515,329
Regis Corp.*	13,606	172,524
Sotheby’s (a)	18,095	649,249
Strayer Education, Inc.*	4,156	243,791
Weight Watchers International, Inc.* (a)	10,530	108,248

		6,209,895

Diversified Financial Services 0.1%
BBX Capital Corp., Class A*	1,191	24,249
FNFV Group*	25,007	301,334
Marlin Business Services Corp.	3,527	61,723
NewStar Financial, Inc.*	9,399	91,452
On Deck Capital, Inc.* (a)	17,451	85,335
PICO Holdings, Inc.*	9,069	109,735
Tiptree Financial, Inc., Class A	11,104	64,403

		738,231

Diversified Telecommunication Services 0.7%
ATN International, Inc.	3,609	244,113
Cincinnati Bell, Inc.*	15,912	312,671
Cogent Communications Holdings, Inc.	15,732	580,511
Consolidated Communications Holdings, Inc.	18,884	451,894
FairPoint Communications, Inc.*	7,626	118,966
General Communication, Inc., Class A*	11,511	182,334
Globalstar, Inc.* (a)	140,832	130,354
Hawaiian Telcom Holdco, Inc.*	2,390	49,043
IDT Corp., Class B	6,661	119,165
Inteliquent, Inc.	12,734	213,804
Intelsat SA*	11,505	31,179
Iridium Communications, Inc.* (a)	31,075	253,261
Lumos Networks Corp.*	7,367	104,685
ORBCOMM, Inc.*	24,229	216,365
pdvWireless, Inc.* (a)	3,728	87,981
Straight Path Communications, Inc., Class B* (a)	3,731	90,589
Teligent, Inc.* (a)	16,493	107,369
Vonage Holdings Corp.*	71,554	490,860
Windstream Holdings, Inc. (a)	36,644	287,655

		4,072,799

Electric Utilities 1.2%
ALLETE, Inc.	18,707	1,146,552
El Paso Electric Co.	15,232	703,718
Empire District Electric Co. (The)	16,645	569,758
Genie Energy Ltd., Class B*	4,876	25,404
IDACORP, Inc.	18,761	1,470,675
MGE Energy, Inc.	13,134	767,682
Otter Tail Corp.	14,212	510,921

132

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
PNM Resources, Inc.	30,155	$990,592
Portland General Electric Co.	33,186	1,448,237
Spark Energy, Inc., Class A (a)	1,857	44,940

		7,678,479

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	2,469	48,837
American Superconductor Corp.*	4,095	26,249
Atkore International Group, Inc.*	4,533	85,220
AZZ, Inc.	9,770	520,253
Babcock & Wilcox Enterprises, Inc.*	17,133	269,673
Encore Wire Corp.	7,889	269,409
Energous Corp.* (a)	5,407	73,697
EnerSys	15,986	1,041,168
FuelCell Energy, Inc.* (a)	10,666	35,731
Generac Holdings, Inc.*	24,707	941,090
General Cable Corp.	18,042	252,588
LSI Industries, Inc.	8,265	71,079
Plug Power, Inc.* (a)	64,837	99,201
Powell Industries, Inc.	3,222	114,027
Power Solutions International, Inc.*	1,887	18,021
Preformed Line Products Co.	1,121	48,225
Sunrun, Inc.* (a)	23,458	122,216
Thermon Group Holdings, Inc.*	12,179	223,241
TPI Composites, Inc.*	2,244	35,725
Vicor Corp.*	6,915	88,166

		4,383,816

Electronic Equipment, Instruments & Components 2.8%
Agilysys, Inc.*	6,180	59,637
Anixter International, Inc.*	10,912	717,464
AVX Corp.	17,500	245,350
Badger Meter, Inc.	10,556	339,375
Belden, Inc.	15,711	1,018,230
Benchmark Electronics, Inc.*	18,563	466,859
Coherent, Inc.*	8,925	929,271
Control4 Corp.*	8,167	92,205
CTS Corp.	11,840	215,488
Daktronics, Inc.	13,216	110,354
DTS, Inc.	6,668	282,390
Electro Scientific Industries, Inc.*	9,412	48,754
ePlus, Inc.*	2,380	217,889
Fabrinet*	12,979	492,683
FARO Technologies, Inc.*	6,228	208,949
Gerber Scientific, Inc.* (b)(c)	11,566	0
II-VI, Inc.*	22,318	620,440
Insight Enterprises, Inc.*	13,732	395,344
InvenSense, Inc.* (a)	29,432	225,155
Itron, Inc.*	12,609	679,625
Kimball Electronics, Inc.*	10,635	147,827
Knowles Corp.* (a)	33,129	494,947
Littelfuse, Inc.	8,297	1,157,431
Maxwell Technologies, Inc.*	11,224	54,324
Mesa Laboratories, Inc.	1,063	134,193

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Methode Electronics, Inc.	13,861	$432,463
MTS Systems Corp.	6,334	301,182
Novanta, Inc.*	12,032	209,958
OSI Systems, Inc.*	6,601	462,928
Park Electrochemical Corp.	7,433	114,691
PC Connection, Inc.	4,070	94,465
Plexus Corp.*	12,526	573,816
Radisys Corp.*	13,080	54,544
Rofin-Sinar Technologies, Inc.*	10,190	331,685
Rogers Corp.*	6,714	365,443
Sanmina Corp.*	27,655	764,661
ScanSource, Inc.*	9,544	334,040
SYNNEX Corp.	10,765	1,103,843
Systemax, Inc.	4,716	37,021
Tech Data Corp.*	12,842	989,091
TTM Technologies, Inc.*	26,958	354,498
Universal Display Corp.*	15,614	807,244
Vishay Intertechnology, Inc.	51,135	721,004
Vishay Precision Group, Inc.*	4,443	69,755

		17,476,516

Energy Equipment & Services 1.0%
Archrock, Inc.	25,418	294,849
Atwood Oceanics, Inc. (a)	22,930	174,956
Bristow Group, Inc.	13,045	130,581
CARBO Ceramics, Inc.* (a)	7,242	44,176
Dawson Geophysical Co.*	7,127	46,682
Era Group, Inc.*	8,162	61,623
Exterran Corp.*	11,888	187,949
Fairmount Santrol Holdings, Inc.* (a)	29,473	253,173
Forum Energy Technologies, Inc.*	22,341	402,138
Geospace Technologies Corp.*	5,193	95,707
Helix Energy Solutions Group, Inc.*	42,165	367,679
Hornbeck Offshore Services, Inc.* (a)	12,822	50,903
Independence Contract Drilling, Inc.*	10,482	41,718
Matrix Service Co.*	10,086	178,522
McDermott International, Inc.*	90,674	466,064
Natural Gas Services Group, Inc.*	4,675	101,448
Newpark Resources, Inc.*	30,851	194,361
Oil States International, Inc.*	19,211	561,922
Parker Drilling Co.*	48,678	97,356
PHI, Inc. (Non-Voting)*	4,986	77,682
Pioneer Energy Services Corp.*	25,190	89,425
RigNet, Inc.* (a)	4,772	71,580
SEACOR Holdings, Inc.*	6,056	298,621
Seadrill Ltd.* (a)	141,711	301,844
Tesco Corp.	15,302	104,819
TETRA Technologies, Inc.*	35,315	192,467
Tidewater, Inc. (a)	18,675	32,308
Unit Corp.*	18,914	323,997
US Silica Holdings, Inc.	24,137	1,114,888
Willbros Group, Inc.*	15,145	23,020

		6,382,458

133

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) 7.6%
Acadia Realty Trust	29,120	$981,053
Agree Realty Corp.	8,681	419,726
Alexander’s, Inc.	803	308,569
American Assets Trust, Inc.	14,728	584,849
Armada Hoffler Properties, Inc.	11,231	150,832
Ashford Hospitality Prime, Inc.	10,041	130,131
Ashford Hospitality Trust, Inc.	31,123	180,825
Bluerock Residential Growth REIT, Inc.	7,077	87,755
CareTrust REIT, Inc.	21,500	302,720
CatchMark Timber Trust, Inc., Class A	14,592	153,800
CBL & Associates Properties, Inc.	63,095	675,116
Cedar Realty Trust, Inc.	31,861	215,699
Chatham Lodging Trust	14,424	255,305
Chesapeake Lodging Trust	22,291	483,938
City Office REIT, Inc.	8,987	112,877
Colony Starwood Homes	24,462	709,643
Community Healthcare Trust, Inc.	4,547	101,762
CorEnergy Infrastructure Trust, Inc.	4,336	117,419
CoreSite Realty Corp.	12,675	934,654
Cousins Properties, Inc.	128,451	998,064
DiamondRock Hospitality Co.	75,244	688,483
DuPont Fabros Technology, Inc.	28,164	1,149,373
Easterly Government Properties, Inc.	10,410	197,478
EastGroup Properties, Inc.	11,975	813,222
Education Realty Trust, Inc.	26,900	1,145,671
Farmland Partners, Inc.	4,214	44,837
FelCor Lodging Trust, Inc.	51,574	329,558
First Industrial Realty Trust, Inc.	43,809	1,156,996
First Potomac Realty Trust	21,662	193,225
Four Corners Property Trust, Inc.	15,039	301,983
Franklin Street Properties Corp.	36,287	419,840
GEO Group, Inc. (The)	28,040	671,838
Getty Realty Corp.	9,571	217,549
Gladstone Commercial Corp.	8,038	143,478
Global Medical REIT, Inc.	5,668	55,263
Global Net Lease, Inc.	63,297	469,031
Government Properties Income Trust	25,452	487,151
Gramercy Property Trust	158,877	1,464,846
Healthcare Realty Trust, Inc.	41,860	1,334,915
Hersha Hospitality Trust	15,701	279,792
Hudson Pacific Properties, Inc.	33,908	1,139,987
Independence Realty Trust, Inc.	20,712	172,531
InfraREIT, Inc.	14,670	243,815
Investors Real Estate Trust	46,238	280,665
iStar, Inc.*	27,110	301,734
Kite Realty Group Trust	31,133	776,146
LaSalle Hotel Properties	40,247	955,866
Lexington Realty Trust	86,194	874,007
LTC Properties, Inc.	14,261	714,619
Mack-Cali Realty Corp.	33,645	864,004
Medical Properties Trust, Inc.	109,754	1,529,971
Monmouth Real Estate Investment Corp.	23,876	326,385
Monogram Residential Trust, Inc.	63,455	668,816

Common Stocks (continued)

	Shares	Market Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Health Investors, Inc.	14,052	$1,064,579
National Storage Affiliates Trust	13,188	258,221
New Senior Investment Group, Inc.	29,022	302,409
New York REIT, Inc.	61,947	583,541
NexPoint Residential Trust, Inc.	7,402	137,973
NorthStar Realty Europe Corp.	21,756	215,167
One Liberty Properties, Inc.	4,812	113,371
Parkway, Inc.*	16,056	289,338
Pebblebrook Hotel Trust	26,857	652,088
Pennsylvania Real Estate Investment Trust	25,670	500,822
Physicians Realty Trust	51,044	1,009,140
Potlatch Corp.	15,279	586,714
Preferred Apartment Communities, Inc., Class A	8,186	106,582
PS Business Parks, Inc.	7,466	819,692
QTS Realty Trust, Inc., Class A	17,708	813,860
RAIT Financial Trust	33,116	101,004
Ramco-Gershenson Properties Trust	29,634	513,853
Retail Opportunity Investments Corp.	38,906	782,400
Rexford Industrial Realty, Inc.	24,748	521,193
RLJ Lodging Trust	46,090	908,895
Ryman Hospitality Properties, Inc.	16,219	817,762
Sabra Health Care REIT, Inc.	24,228	564,512
Saul Centers, Inc.	3,688	223,050
Select Income REIT	23,937	592,201
Seritage Growth Properties, Class A	9,362	426,439
Silver Bay Realty Trust Corp.	12,737	213,345
STAG Industrial, Inc.	25,850	596,359
Summit Hotel Properties, Inc.	33,004	428,722
Sunstone Hotel Investors, Inc.	81,673	1,025,813
Terreno Realty Corp.	16,037	418,566
Tier REIT, Inc.	17,586	259,393
UMH Properties, Inc.	8,665	105,020
Universal Health Realty Income Trust	4,742	278,355
Urban Edge Properties	33,947	876,172
Urstadt Biddle Properties, Inc., Class A	10,129	217,773
Washington Prime Group, Inc.	69,358	727,565
Washington Real Estate Investment Trust	27,718	815,463
Whitestone REIT	9,959	132,455
Xenia Hotels & Resorts, Inc.	39,405	615,112

		47,932,731

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	10,196	387,958
Chefs’ Warehouse, Inc. (The)*	7,002	79,823
Ingles Markets, Inc., Class A	5,029	198,645
Natural Grocers by Vitamin Cottage, Inc.* (a)	3,251	38,622
Performance Food Group Co.*	14,064	337,536
PriceSmart, Inc.	7,568	688,309
Smart & Final Stores, Inc.*	9,017	108,204
SpartanNash Co.	13,843	387,604
SUPERVALU, Inc.*	99,844	428,331

134

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
United Natural Foods, Inc.*	18,647	$778,326
Village Super Market, Inc., Class A	2,841	84,946
Weis Markets, Inc.	3,610	200,824

		3,719,128

Food Products 1.5%
AdvancePierre Foods Holdings, Inc.	8,080	225,917
Alico, Inc.	1,495	39,094
Amplify Snack Brands, Inc.* (a)	10,965	158,883
B&G Foods, Inc. (a)	24,064	1,020,314
Calavo Growers, Inc.	5,810	343,661
Cal-Maine Foods, Inc. (a)	11,579	447,528
Darling Ingredients, Inc.*	61,825	840,820
Dean Foods Co.	34,593	631,668
Farmer Brothers Co.*	2,763	90,350
Fresh Del Monte Produce, Inc.	12,150	733,253
Freshpet, Inc.*	8,173	69,470
Inventure Foods, Inc.*	7,653	64,744
J&J Snack Foods Corp.	5,645	689,537
John B. Sanfilippo & Son, Inc.	3,169	160,605
Lancaster Colony Corp.	7,075	924,349
Landec Corp.*	9,852	130,539
Lifeway Foods, Inc.*	1,982	35,438
Limoneira Co. (a)	4,713	92,799
Omega Protein Corp.*	8,309	185,291
Sanderson Farms, Inc. (a)	7,356	661,893
Seaboard Corp.*	99	335,115
Seneca Foods Corp., Class A*	2,507	73,706
Snyder’s-Lance, Inc.	30,265	1,076,526
Tootsie Roll Industries, Inc. (a)	6,530	231,489

		9,262,989

Gas Utilities 1.2%
Chesapeake Utilities Corp.	5,509	352,851
Delta Natural Gas Co., Inc.	2,174	51,198
New Jersey Resources Corp.	32,042	1,087,826
Northwest Natural Gas Co.	10,217	600,760
ONE Gas, Inc.	19,219	1,177,740
South Jersey Industries, Inc.	30,056	891,160
Southwest Gas Corp.	17,449	1,264,355
Spire, Inc.	16,273	1,021,944
WGL Holdings, Inc.	18,638	1,175,499

		7,623,333

Health Care Equipment & Supplies 3.1%
Abaxis, Inc.	8,290	395,765
Accuray, Inc.*	29,737	145,711
Analogic Corp.	4,680	383,058
AngioDynamics, Inc.*	10,188	162,397
Anika Therapeutics, Inc.*	5,349	237,282
AtriCure, Inc.*	11,688	213,189
Atrion Corp.	516	226,601
Avinger, Inc.*	6,536	22,876
AxoGen, Inc.*	8,660	76,641

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Cantel Medical Corp.	13,270	$945,222
Cardiovascular Systems, Inc.*	11,892	278,630
Cerus Corp.* (a)	37,911	182,731
ConforMIS, Inc.* (a)	13,117	100,083
CONMED Corp.	10,344	413,760
Corindus Vascular Robotics, Inc.* (a)	17,407	13,407
CryoLife, Inc.	11,667	198,339
Cutera, Inc.*	4,708	61,675
Cynosure, Inc., Class A*	8,939	381,248
Endologix, Inc.* (a)	30,434	318,340
Entellus Medical, Inc.*	2,789	57,035
Exactech, Inc.*	4,113	99,329
GenMark Diagnostics, Inc.*	15,193	162,109
Glaukos Corp.*	6,240	208,416
Globus Medical, Inc., Class A*	26,376	583,701
Haemonetics Corp.*	19,237	642,708
Halyard Health, Inc.*	17,575	568,551
ICU Medical, Inc.*	5,541	771,861
Inogen, Inc.*	6,211	333,344
Insulet Corp.*	21,716	806,098
Integer Holdings Corp.*	11,483	253,200
Integra LifeSciences Holdings Corp.*	11,398	906,255
Invacare Corp.	12,110	110,806
InVivo Therapeutics Holdings Corp.* (a)	13,130	57,116
iRadimed Corp.* (a)	1,085	10,253
IRIDEX Corp.*	2,686	36,395
K2M Group Holdings, Inc.*	9,551	163,036
LeMaitre Vascular, Inc.	4,490	94,021
Masimo Corp.*	15,134	832,370
Meridian Bioscience, Inc.	15,847	260,683
Merit Medical Systems, Inc.*	15,824	347,337
Natus Medical, Inc.*	12,254	482,195
Neogen Corp.*	13,705	722,116
Nevro Corp.* (a)	9,064	833,163
Novocure Ltd.* (a)	18,789	113,673
NuVasive, Inc.*	18,391	1,098,494
NxStage Medical, Inc.*	23,937	544,327
OraSure Technologies, Inc.*	19,118	143,576
Orthofix International NV*	6,711	245,958
Oxford Immunotec Global plc*	7,916	101,800
Penumbra, Inc.*	9,561	630,548
Quidel Corp.*	9,997	192,942
Rockwell Medical, Inc.* (a)	18,954	110,123
RTI Surgical, Inc.*	22,692	57,865
Second Sight Medical Products, Inc.* (a)	5,498	14,350
Senseonics Holdings, Inc.* (a)	9,843	23,033
Spectranetics Corp. (The)*	15,974	346,636
STAAR Surgical Co.*	15,405	130,172
Surmodics, Inc.*	4,891	121,786
Tandem Diabetes Care, Inc.*	6,974	42,193
TransEnterix, Inc.* (a)	28,189	42,284
Utah Medical Products, Inc.	1,406	87,383
Vascular Solutions, Inc.*	6,268	285,821

135

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Veracyte, Inc.*	5,285	$38,369
Wright Medical Group NV*	38,723	848,421
Zeltiq Aesthetics, Inc.* (a)	13,344	441,686

		19,760,493

Health Care Providers & Services 2.1%
AAC Holdings, Inc.* (a)	3,165	51,874
Aceto Corp.	11,078	203,060
Addus HomeCare Corp.*	2,630	66,539
Adeptus Health, Inc., Class A*	5,357	161,353
Air Methods Corp.* (a)	13,468	356,229
Almost Family, Inc.*	3,050	119,712
Amedisys, Inc.*	10,584	457,864
American Renal Associates Holdings, Inc.* (a)	3,280	57,925
AMN Healthcare Services, Inc.*	17,675	579,740
BioScrip, Inc.* (a)	43,721	117,609
BioTelemetry, Inc.*	10,182	180,221
Capital Senior Living Corp.*	11,144	177,970
Chemed Corp.	5,976	845,126
Civitas Solutions, Inc.*	5,665	96,872
Community Health Systems, Inc.* (a)	41,496	219,099
CorVel Corp.*	3,692	127,559
Cross Country Healthcare, Inc.*	12,160	135,827
Diplomat Pharmacy, Inc.* (a)	17,202	398,570
Ensign Group, Inc. (The)	17,475	322,763
Genesis Healthcare, Inc.*	14,349	37,594
HealthEquity, Inc.*	16,243	539,755
HealthSouth Corp.	33,289	1,336,553
Healthways, Inc.*	11,737	291,078
Kindred Healthcare, Inc.	31,501	310,285
Landauer, Inc.	3,587	156,034
LHC Group, Inc.*	5,639	193,249
Magellan Health, Inc.*	9,184	472,517
Molina Healthcare, Inc.*	16,305	887,155
National HealthCare Corp.	4,204	271,999
National Research Corp., Class A	4,186	64,255
Nobilis Health Corp.* (a)	20,281	67,941
Owens & Minor, Inc.	22,893	742,878
PharMerica Corp.*	10,922	259,944
Providence Service Corp. (The)*	4,851	196,296
Quorum Health Corp.*	11,091	44,808
RadNet, Inc.*	13,755	95,597
Select Medical Holdings Corp.*	40,149	521,937
Surgery Partners, Inc.*	6,994	112,603
Surgical Care Affiliates, Inc.*	10,132	433,548
Team Health Holdings, Inc.*	25,597	1,096,831
Teladoc, Inc.* (a)	7,628	123,955
Triple-S Management Corp., Class B*	8,724	180,412
U.S. Physical Therapy, Inc.	4,429	252,010
Universal American Corp.*	14,868	111,659

		13,476,805

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.5%
Castlight Health, Inc., Class B* (a)	13,313	$57,912
Computer Programs & Systems, Inc. (a)	4,299	112,204
Cotiviti Holdings, Inc.*	4,880	150,646
Evolent Health, Inc., Class A*	8,489	178,694
HealthStream, Inc.*	9,589	258,615
HMS Holdings Corp.*	31,790	669,815
Medidata Solutions, Inc.*	20,726	994,641
Omnicell, Inc.*	13,442	438,545
Quality Systems, Inc.	18,924	243,930
Vocera Communications, Inc.*	9,496	174,726

		3,279,728

Hotels, Restaurants & Leisure 3.0%
Belmond Ltd., Class A*	31,744	411,085
Biglari Holdings, Inc.*	398	174,396
BJ’s Restaurants, Inc.*	8,744	315,658
Bloomin’ Brands, Inc. (a)	42,753	739,627
Bob Evans Farms, Inc.	7,409	305,399
Bojangles’, Inc.*	3,219	47,641
Boyd Gaming Corp.*	31,141	556,178
Buffalo Wild Wings, Inc.*	7,036	1,024,793
Caesars Acquisition Co., Class A*	17,696	206,158
Caesars Entertainment Corp.* (a)	20,907	148,440
Carrols Restaurant Group, Inc.*	13,302	166,275
Century Casinos, Inc.*	7,308	46,333
Cheesecake Factory, Inc. (The)	16,785	892,794
Churchill Downs, Inc.	5,098	693,328
Chuy’s Holdings, Inc.*	6,256	177,670
ClubCorp Holdings, Inc.	24,032	277,570
Cracker Barrel Old Country Store, Inc. (a)	7,175	990,150
Dave & Buster’s Entertainment, Inc.*	14,274	590,230
Del Frisco’s Restaurant Group, Inc.*	8,755	125,197
Del Taco Restaurants, Inc.*	8,297	111,263
Denny’s Corp.*	28,441	294,933
DineEquity, Inc.	6,648	525,857
El Pollo Loco Holdings, Inc.* (a)	7,379	90,024
Eldorado Resorts, Inc.* (a)	10,768	130,293
Empire Resorts, Inc.* (a)	1,323	25,335
Fiesta Restaurant Group, Inc.*	10,181	268,778
Fogo De Chao, Inc.*	1,654	19,600
Golden Entertainment, Inc.	3,802	43,571
Habit Restaurants, Inc. (The), Class A* (a)	4,533	64,142
ILG, Inc.	42,503	696,199
International Speedway Corp., Class A	9,719	319,755
Intrawest Resorts Holdings, Inc.*	5,879	96,474
Isle of Capri Casinos, Inc.*	9,400	197,400
J Alexander’s Holdings, Inc.*	5,474	49,266
Jack in the Box, Inc.	12,139	1,137,789
Jamba, Inc.* (a)	4,816	50,809
Kona Grill, Inc.* (a)	3,264	35,088
La Quinta Holdings, Inc.*	31,420	314,514
Lindblad Expeditions Holdings, Inc.*	5,207	42,645
Luby’s, Inc.*	6,695	28,052

136

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Marcus Corp. (The)	6,874	$182,161
Marriott Vacations Worldwide Corp.	8,396	533,818
Monarch Casino & Resort, Inc.*	4,007	94,766
Nathan’s Famous, Inc.*	1,069	56,978
Noodles & Co.* (a)	4,312	20,266
Papa John’s International, Inc.	10,081	760,611
Penn National Gaming, Inc.*	28,858	373,134
Pinnacle Entertainment, Inc.*	19,462	230,625
Planet Fitness, Inc., Class A* (a)	6,680	141,616
Popeyes Louisiana Kitchen, Inc.*	8,204	437,930
Potbelly Corp.*	8,700	113,535
Red Lion Hotels Corp.*	4,561	38,312
Red Robin Gourmet Burgers, Inc.*	5,143	236,578
Red Rock Resorts, Inc., Class A (a)	11,286	247,163
Ruby Tuesday, Inc.*	22,785	67,671
Ruth’s Hospitality Group, Inc.	12,050	190,993
Scientific Games Corp., Class A* (a)	19,560	242,544
SeaWorld Entertainment, Inc. (a)	25,015	350,460
Shake Shack, Inc., Class A* (a)	5,877	187,418
Sonic Corp.	17,283	395,954
Speedway Motorsports, Inc.	4,598	86,488
Texas Roadhouse, Inc.	24,541	994,401
Wingstop, Inc. (a)	5,836	156,171
Zoe’s Kitchen, Inc.* (a)	7,347	166,557

		18,736,859

Household Durables 1.2%
Bassett Furniture Industries, Inc.	4,213	96,688
Beazer Homes USA, Inc.*	12,250	125,317
Cavco Industries, Inc.*	3,185	294,294
Century Communities, Inc.*	6,035	118,889
CSS Industries, Inc.	3,628	91,063
Ethan Allen Interiors, Inc.	8,980	275,686
Flexsteel Industries, Inc.	2,226	93,269
GoPro, Inc., Class A*(a)	37,823	483,378
Green Brick Partners, Inc.* (a)	7,916	60,557
Helen of Troy Ltd.*	10,365	844,747
Hooker Furniture Corp.	4,192	110,250
Hovnanian Enterprises, Inc., Class A*	42,584	66,431
Installed Building Products, Inc.*	7,461	246,586
iRobot Corp.*	9,822	497,975
KB Home	31,398	456,527
La-Z-Boy, Inc.	18,694	437,440
LGI Homes, Inc.* (a)	5,833	173,590
Libbey, Inc.	8,170	130,802
Lifetime Brands, Inc.	4,391	62,133
M/I Homes, Inc.*	9,272	199,441
MDC Holdings, Inc.	14,849	352,070
Meritage Homes Corp.*	14,477	448,063
NACCO Industries, Inc., Class A	1,472	107,677
New Home Co., Inc. (The)* (a)	3,776	37,835
Taylor Morrison Home Corp., Class A*	10,495	179,045
TopBuild Corp.*	14,467	435,891

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
TRI Pointe Group, Inc.*	56,226	$608,928
UCP, Inc., Class A*	2,510	22,841
Universal Electronics, Inc.*	5,334	374,180
WCI Communities, Inc.*	8,044	186,219
William Lyon Homes, Class A* (a)	8,945	159,758
ZAGG, Inc.*	10,819	70,323

		7,847,893

Household Products 0.3%
Central Garden & Pet Co.*	3,416	83,077
Central Garden & Pet Co., Class A*	13,007	303,583
HRG Group, Inc.*	44,576	670,423
Oil-Dri Corp. of America	1,780	60,093
Orchids Paper Products Co. (a)	3,349	85,935
WD-40 Co.	4,974	530,353

		1,733,464

Independent Power and Renewable Electricity Producers 0.6%
Atlantic Power Corp.	48,331	111,161
Atlantica Yield plc (a)	21,921	394,140
Dynegy, Inc.*	43,876	467,279
NRG Yield, Inc., Class A	13,345	196,572
NRG Yield, Inc., Class C (a)	23,523	362,254
Ormat Technologies, Inc.	14,610	704,640
Pattern Energy Group, Inc.	24,296	543,016
Talen Energy Corp.*	31,423	437,722
TerraForm Global, Inc., Class A*	33,895	127,106
TerraForm Power, Inc., Class A* (a)	32,628	404,914
Vivint Solar, Inc.* (a)	8,385	25,994

		3,774,798

Industrial Conglomerates 0.1%
Raven Industries, Inc.	13,666	293,136

Insurance 2.3%
Ambac Financial Group, Inc.*	17,157	316,547
American Equity Investment Life Holding Co.	31,291	561,048
AMERISAFE, Inc.	7,162	398,207
Argo Group International Holdings Ltd.	10,946	608,598
Atlas Financial Holdings, Inc.*	4,253	72,939
Baldwin & Lyons, Inc., Class B	3,502	86,149
Blue Capital Reinsurance Holdings Ltd.	1,955	34,603
Citizens, Inc.* (a)	18,030	140,273
CNO Financial Group, Inc.	67,844	1,023,087
Crawford & Co., Class B	4,731	53,224
Donegal Group, Inc., Class A	3,066	46,143
eHealth, Inc.*	6,885	53,909
EMC Insurance Group, Inc.	3,240	78,894
Employers Holdings, Inc.	11,576	362,908
Enstar Group Ltd.*	4,295	724,137
FBL Financial Group, Inc., Class A	3,676	232,691
Federated National Holding Co.	5,394	96,606
Fidelity & Guaranty Life (a)	4,330	95,693

137

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Genworth Financial, Inc., Class A*	163,336	$676,211
Global Indemnity plc*	3,089	92,794
Greenlight Capital Re Ltd., Class A*	10,876	216,432
Hallmark Financial Services, Inc.*	5,824	60,337
HCI Group, Inc. (a)	3,273	88,731
Heritage Insurance Holdings, Inc.	9,472	111,675
Horace Mann Educators Corp.	15,007	539,502
Independence Holding Co.	2,532	44,437
Infinity Property & Casualty Corp.	4,083	334,602
Investors Title Co.	494	47,424
James River Group Holdings Ltd.	5,371	202,164
Kemper Corp.	15,014	563,776
Kinsale Capital Group, Inc.	2,493	59,957
Maiden Holdings Ltd.	22,069	301,242
MBIA, Inc.*	49,455	380,803
National General Holdings Corp.	18,234	374,709
National Interstate Corp.	2,687	87,059
National Western Life Group, Inc., Class A*	846	182,228
Navigators Group, Inc. (The)	4,242	395,354
OneBeacon Insurance Group Ltd., Class A	8,211	112,819
Patriot National, Inc.*	3,645	23,109
Primerica, Inc. (a)	17,324	947,623
RLI Corp.	14,416	803,548
Safety Insurance Group, Inc.	5,286	357,862
Selective Insurance Group, Inc.	21,127	780,643
State Auto Financial Corp.	5,533	126,706
State National Cos., Inc.	11,837	121,092
Stewart Information Services Corp.	8,167	367,107
Third Point Reinsurance Ltd.*	25,135	295,336
Trupanion, Inc.* (a)	6,209	100,524
United Fire Group, Inc.	8,131	321,337
United Insurance Holdings Corp.	6,456	93,612
Universal Insurance Holdings, Inc. (a)	12,247	260,861
WMIH Corp.* (a)	74,782	157,042

		14,614,314

Internet & Direct Marketing Retail 0.6%
1-800-Flowers.com, Inc., Class A*	9,274	88,567
Blue Nile, Inc.	4,353	152,050
Duluth Holdings, Inc., Class B* (a)	3,531	95,867
Etsy, Inc.*	39,249	509,452
FTD Cos., Inc.*	6,788	136,574
Gaia, Inc.*	2,160	15,984
HSN, Inc.	11,953	450,628
Lands’ End, Inc.* (a)	6,125	95,550
Liberty TripAdvisor Holdings, Inc., Series A*	27,243	604,794
Nutrisystem, Inc.	10,968	347,686
Overstock.com, Inc.*	4,884	71,551
PetMed Express, Inc. (a)	7,450	148,031
Shutterfly, Inc.*	12,907	632,443
Wayfair, Inc., Class A* (a)	11,911	396,994

		3,746,171

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services 2.5%
2U, Inc.*	13,819	$481,730
Alarm.com Holdings, Inc.* (a)	3,838	111,993
Amber Road, Inc.*	6,786	64,671
Angie’s List, Inc.*	14,394	110,834
Apigee Corp.*	5,655	98,114
Appfolio, Inc., Class A* (a)	2,757	52,521
Autobytel, Inc.*	3,090	50,522
Bankrate, Inc.*	18,053	140,813
Bazaarvoice, Inc.*	30,319	148,563
Benefitfocus, Inc.* (a)	4,843	157,398
Blucora, Inc.*	13,883	184,644
Box, Inc., Class A* (a)	18,237	262,978
Brightcove, Inc.*	11,806	131,637
Carbonite, Inc.*	7,449	127,005
Care.com, Inc.*	5,155	46,807
ChannelAdvisor Corp.*	8,717	95,887
Cimpress NV*	9,289	773,309
comScore, Inc.*	18,107	521,301
Cornerstone OnDemand, Inc.*	19,047	786,641
Cvent, Inc.*	11,370	354,971
DHI Group, Inc.*	18,566	105,826
EarthLink Holdings Corp.	38,732	221,547
Endurance International Group Holdings, Inc.* (a)	22,106	162,479
Envestnet, Inc.*	15,564	550,187
Everyday Health, Inc.*	10,406	109,263
Five9, Inc.*	12,459	178,413
Global Sources Ltd.*	2,774	22,469
Gogo, Inc.* (a)	21,185	214,180
GrubHub, Inc.* (a)	30,426	1,159,535
GTT Communications, Inc.*	9,905	222,863
Hortonworks, Inc.* (a)	14,989	114,516
inContact, Inc.*	22,195	308,732
Instructure, Inc.*	3,873	98,568
Intralinks Holdings, Inc.*	15,891	145,720
j2 Global, Inc.	17,236	1,226,341
Limelight Networks, Inc.*	23,558	41,933
Liquidity Services, Inc.*	9,598	84,942
LivePerson, Inc.*	18,519	157,412
LogMeIn, Inc.	9,500	902,500
Marchex, Inc., Class B*	13,753	34,658
MeetMe, Inc.*	15,417	75,389
MINDBODY, Inc., Class A* (a)	5,331	110,352
Monster Worldwide, Inc.*	31,105	106,068
New Relic, Inc.* (a)	8,257	300,968
NIC, Inc.	23,669	543,204
Numerex Corp., Class A*	4,505	32,031
Q2 Holdings, Inc.*	9,637	270,800
QuinStreet, Inc.*	14,603	42,349
Quotient Technology, Inc.*	24,094	255,396
RealNetworks, Inc.*	8,735	38,958
Reis, Inc.	3,479	68,362
RetailMeNot, Inc.*	14,289	129,315

138

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Rightside Group Ltd.*	3,964	$33,337
Shutterstock, Inc.* (a)	7,169	422,899
SPS Commerce, Inc.*	6,247	389,688
Stamps.com, Inc.* (a)	6,116	596,616
TechTarget, Inc.*	5,536	44,731
TrueCar, Inc.* (a)	20,281	195,712
Web.com Group, Inc.*	16,598	267,228
WebMD Health Corp.*	13,982	686,936
Xactly Corp.*	8,537	110,127
XO Group, Inc.*	9,871	181,626

		15,666,515

IT Services 2.0%
Acxiom Corp.*	29,277	689,766
ALJ Regional Holdings, Inc.* (a)	6,971	27,814
Blackhawk Network Holdings, Inc.*	20,660	711,737
CACI International, Inc., Class A*	9,204	900,611
Cardtronics plc, Class A*	17,074	853,700
Cass Information Systems, Inc.	3,857	207,738
Convergys Corp.	32,973	962,812
CSG Systems International, Inc.	12,106	460,391
Datalink Corp.*	8,291	78,599
EPAM Systems, Inc.*	18,099	1,165,033
EVERTEC, Inc.	24,048	364,327
ExlService Holdings, Inc.*	12,266	540,072
Forrester Research, Inc.	3,777	140,693
Hackett Group, Inc. (The)	9,020	145,402
Information Services Group, Inc.*	11,397	45,018
Lionbridge Technologies, Inc.*	22,362	108,008
ManTech International Corp., Class A	9,285	360,537
MAXIMUS, Inc.	23,743	1,236,061
MoneyGram International, Inc.*	11,511	80,692
NCI, Inc., Class A	2,149	25,251
NeuStar, Inc., Class A* (a)	10,319	231,662
Perficient, Inc.*	13,369	248,797
PFSweb, Inc.*	4,699	33,927
Planet Payment, Inc.*	15,716	54,849
Science Applications International Corp.	15,667	1,079,613
ServiceSource International, Inc.*	23,737	112,751
Sykes Enterprises, Inc.*	14,692	392,864
Syntel, Inc.	12,242	246,064
TeleTech Holdings, Inc.	6,263	175,990
Travelport Worldwide Ltd.	43,645	616,267
Unisys Corp.*	18,937	197,892
Virtusa Corp.*	10,755	203,700

		12,698,638

Leisure Products 0.3%
Arctic Cat, Inc.*	5,169	77,483
Callaway Golf Co.	35,245	359,851
Escalade, Inc.	3,894	47,312
JAKKS Pacific, Inc.* (a)	5,441	36,455
Johnson Outdoors, Inc., Class A	2,078	74,766
Malibu Boats, Inc., Class A*	7,007	102,793

Common Stocks (continued)

	Shares	Market Value

Leisure Products (continued)
Marine Products Corp.	4,726	$44,188
MCBC Holdings, Inc.	2,469	27,505
Nautilus, Inc.*	11,190	196,944
Performance Sports Group Ltd.* (b)	14,108	49,096
Smith & Wesson Holding Corp.* (a)	20,674	546,414
Sturm Ruger & Co., Inc. (a)	7,039	432,899

		1,995,706

Life Sciences Tools & Services 0.7%
Accelerate Diagnostics, Inc.* (a)	8,430	179,137
Albany Molecular Research, Inc.* (a)	9,213	143,631
Cambrex Corp.*	12,020	484,406
ChromaDex Corp.*	10,548	29,112
Enzo Biochem, Inc.*	14,572	88,889
Fluidigm Corp.*	11,615	53,777
INC Research Holdings, Inc., Class A*	15,625	714,063
Luminex Corp.*	15,181	316,220
Medpace Holdings, Inc.*	3,041	88,250
NanoString Technologies, Inc.*	5,619	109,290
NeoGenomics, Inc.*	20,401	164,432
Pacific Biosciences of California, Inc.* (a)	29,988	254,898
PAREXEL International Corp.*	19,160	1,116,262
PRA Health Sciences, Inc.*	9,178	488,453

		4,230,820

Machinery 3.4%
Actuant Corp., Class A	21,961	489,730
Alamo Group, Inc.	3,514	228,129
Albany International Corp., Class A	10,723	436,962
Altra Industrial Motion Corp.	9,543	281,518
American Railcar Industries, Inc.	2,984	109,752
Astec Industries, Inc.	7,273	402,633
Barnes Group, Inc.	18,980	756,163
Blue Bird Corp.* (a)	1,860	27,435
Briggs & Stratton Corp.	16,190	301,458
Chart Industries, Inc.*	11,530	319,842
CIRCOR International, Inc.	6,182	332,468
CLARCOR, Inc.	17,471	1,086,871
Columbus McKinnon Corp.	7,281	141,907
Douglas Dynamics, Inc.	8,426	270,475
Dynamic Materials Corp.	4,746	51,494
Energy Recovery, Inc.* (a)	12,904	157,558
EnPro Industries, Inc.	8,079	437,235
ESCO Technologies, Inc.	9,290	413,869
ExOne Co. (The)* (a)	4,185	49,927
Federal Signal Corp.	22,184	272,420
Franklin Electric Co., Inc.	17,333	631,788
FreightCar America, Inc.	4,452	58,143
Gencor Industries, Inc.*	2,659	32,174
Global Brass & Copper Holdings, Inc.	8,106	232,642
Gorman-Rupp Co. (The)	6,701	160,958
Graham Corp.	3,668	65,474
Greenbrier Cos., Inc. (The) (a)	10,085	317,677
Hardinge, Inc.	3,940	38,218

139

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Harsco Corp.	30,030	$292,793
Hillenbrand, Inc.	21,447	650,916
Hurco Cos., Inc.	2,350	61,570
Hyster-Yale Materials Handling, Inc.	3,590	208,974
John Bean Technologies Corp.	10,992	877,711
Joy Global, Inc.	36,996	1,029,599
Kadant, Inc.	4,123	212,953
Kennametal, Inc.	29,615	838,401
Lindsay Corp.	3,995	312,808
Lydall, Inc.*	6,023	281,575
Manitowoc Co., Inc. (The)	47,575	192,203
Meritor, Inc.*	29,722	305,542
Milacron Holdings Corp.* (a)	5,463	79,541
Miller Industries, Inc.	4,372	95,965
Mueller Industries, Inc.	21,393	647,994
Mueller Water Products, Inc., Class A	56,058	690,635
Navistar International Corp.* (a)	18,987	423,410
NN, Inc.	10,116	178,547
Omega Flex, Inc.	1,178	44,799
Proto Labs, Inc.* (a)	9,296	415,531
RBC Bearings, Inc.*	8,593	613,111
Rexnord Corp.*	31,328	623,114
SPX Corp.*	14,963	284,447
SPX FLOW, Inc.*	12,711	318,919
Standex International Corp.	4,788	365,803
Sun Hydraulics Corp.	8,599	253,069
Supreme Industries, Inc., Class A	4,630	56,440
Tennant Co.	6,646	418,366
Titan International, Inc.	17,273	176,012
TriMas Corp.*	17,202	308,776
Wabash National Corp.*	24,556	276,255
Watts Water Technologies, Inc., Class A	10,498	629,880
Woodward, Inc.	19,369	1,142,384

		21,412,963

Marine 0.1%
Costamare, Inc. (a)	9,425	61,263
Matson, Inc.	16,025	640,038
Scorpio Bulkers, Inc.* (a)	19,914	77,665

		778,966

Media 1.5%
AMC Entertainment Holdings, Inc., Class A	7,954	250,153
Carmike Cinemas, Inc.*	9,267	302,568
Central European Media Enterprises Ltd., Class A* (a)	28,973	70,984
Daily Journal Corp.*	418	88,282
Entercom Communications Corp., Class A	9,483	125,176
Entravision Communications Corp., Class A	23,968	160,586
Eros International plc* (a)	11,077	196,617
EW Scripps Co. (The), Class A*	22,325	296,029
Gannett Co., Inc.	44,138	342,952
Global Eagle Entertainment, Inc.*	17,257	138,919
Gray Television, Inc.*	24,069	214,214

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Hemisphere Media Group, Inc.*	2,699	$31,578
IMAX Corp.*	22,169	670,612
Liberty Media Corp-Liberty Braves, Series A*	3,321	56,291
Liberty Media Corp-Liberty Braves, Series C*	11,801	196,723
Liberty Media Corp-Liberty Media, Series A*	8,655	240,869
Liberty Media Corp-Liberty Media, Series C*	17,429	477,729
Loral Space & Communications, Inc.*	4,891	189,771
MDC Partners, Inc., Class A (a)	19,314	163,203
Media General, Inc.*	41,119	692,854
Meredith Corp.	14,156	641,975
MSG Networks, Inc., Class A*	22,342	426,732
National CineMedia, Inc.	23,506	326,028
New Media Investment Group, Inc.	14,797	213,077
New York Times Co. (The), Class A	47,091	513,292
Nexstar Broadcasting Group, Inc., Class A (a)	10,965	535,092
Radio One, Inc., Class D*	8,554	21,385
Reading International, Inc., Class A*	6,665	87,911
Saga Communications, Inc., Class A	1,525	64,050
Salem Media Group, Inc.	3,791	20,661
Scholastic Corp.	10,165	388,811
Sinclair Broadcast Group, Inc., Class A	24,990	627,249
Time, Inc.	38,508	500,604
Townsquare Media, Inc., Class A*	2,836	23,766
tronc, Inc.	9,748	117,268
World Wrestling Entertainment, Inc., Class A	13,588	240,236

		9,654,247

Metals & Mining 1.2%
AK Steel Holding Corp.* (a)	89,276	464,235
Allegheny Technologies, Inc. (a)	40,704	555,203
Ampco-Pittsburgh Corp.	2,925	31,590
Carpenter Technology Corp.	17,426	550,836
Century Aluminum Co.*	18,154	132,706
Cliffs Natural Resources, Inc.* (a)	82,372	454,693
Coeur Mining, Inc.*	60,883	680,672
Commercial Metals Co.	43,390	681,657
Ferroglobe plc	24,358	225,311
Gold Resource Corp. (a)	18,291	103,893
Handy & Harman Ltd.*	1,081	20,701
Haynes International, Inc.	4,621	148,658
Hecla Mining Co.	143,979	862,434
Kaiser Aluminum Corp.	6,249	452,990
Materion Corp.	7,564	229,189
Olympic Steel, Inc.	3,428	79,152
Ryerson Holding Corp.* (a)	4,131	42,343
Schnitzer Steel Industries, Inc., Class A	9,701	234,279
Stillwater Mining Co.*	46,015	612,920

140

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
SunCoke Energy, Inc.	23,829	$243,294
TimkenSteel Corp.*	15,791	161,858
Worthington Industries, Inc.	16,346	768,262

		7,736,876

Mortgage Real Estate Investment Trusts (REITs) 1.2%
AG Mortgage Investment Trust, Inc.	10,546	163,779
Altisource Residential Corp.	19,721	198,590
Anworth Mortgage Asset Corp.	37,414	183,703
Apollo Commercial Real Estate Finance, Inc.	27,154	459,446
Ares Commercial Real Estate Corp.	9,914	130,072
ARMOUR Residential REIT, Inc.	13,895	315,000
Capstead Mortgage Corp.	35,001	332,860
Colony Capital, Inc., Class A	42,348	805,035
CYS Investments, Inc.	58,576	504,925
Dynex Capital, Inc.	18,244	125,336
Great Ajax Corp.	4,632	64,200
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,863	316,908
Invesco Mortgage Capital, Inc.	41,957	626,418
Ladder Capital Corp.	14,609	185,242
MTGE Investment Corp.	18,054	307,821
New Residential Investment Corp.	89,138	1,244,366
New York Mortgage Trust, Inc.	41,516	245,360
Orchid Island Capital, Inc.	8,205	86,399
Owens Realty Mortgage, Inc.	3,458	63,108
PennyMac Mortgage Investment Trust	24,713	376,132
Redwood Trust, Inc.	28,674	403,156
Resource Capital Corp.	11,702	144,988
Western Asset Mortgage Capital Corp.	15,994	162,019

		7,444,863

Multiline Retail 0.2%
Big Lots, Inc.	16,422	712,715
Fred’s, Inc., Class A	13,283	121,274
Ollie’s Bargain Outlet Holdings, Inc.*	7,610	208,133
Sears Holdings Corp.* (a)	4,057	45,073
Tuesday Morning Corp.*	16,027	79,334

		1,166,529

Multi-Utilities 0.5%
Avista Corp.	23,192	960,149
Black Hills Corp.	19,455	1,203,292
NorthWestern Corp.	18,346	1,055,812
Unitil Corp.	5,281	214,250

		3,433,503

Oil, Gas & Consumable Fuels 2.2%
Abraxas Petroleum Corp.*	46,890	75,962
Adams Resources & Energy, Inc.	899	32,849
Alon USA Energy, Inc.	11,484	92,561
Ardmore Shipping Corp. (a)	10,242	59,916
Bill Barrett Corp.* (a)	17,213	89,335
California Resources Corp.* (a)	11,825	121,325

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Callon Petroleum Co.*	53,634	$696,706
Carrizo Oil & Gas, Inc.*	20,996	710,295
Clayton Williams Energy, Inc.*	2,353	205,440
Clean Energy Fuels Corp.* (a)	32,240	132,506
Cobalt International Energy, Inc.*	151,724	143,243
Contango Oil & Gas Co.*	9,618	75,309
CVR Energy, Inc. (a)	5,764	76,431
Delek US Holdings, Inc.	23,025	389,122
Denbury Resources, Inc.* (a)	131,852	315,126
DHT Holdings, Inc.	35,133	142,991
Dorian LPG Ltd.*	9,792	55,129
Earthstone Energy, Inc.*	418	3,566
Eclipse Resources Corp.*	18,845	51,635
EP Energy Corp., Class A*	14,255	50,748
Erin Energy Corp.* (a)	5,413	11,638
Evolution Petroleum Corp.	9,401	72,388
EXCO Resources, Inc.* (a)	52,471	56,669
Frontline Ltd. (a)	24,270	174,016
GasLog Ltd. (a)	15,363	235,822
Gener8 Maritime, Inc.*	14,226	60,034
Golar LNG Ltd. (a)	33,272	728,324
Green Plains, Inc.	13,621	354,146
Isramco, Inc.*	369	35,424
Jones Energy, Inc., Class A* (a)	18,793	77,051
Matador Resources Co.*	31,187	680,188
Navios Maritime Acquisition Corp. (a)	32,427	41,182
Nordic American Tankers Ltd. (a)	32,817	268,115
Northern Oil and Gas, Inc.* (a)	17,684	37,136
Oasis Petroleum, Inc.*	86,968	912,294
Overseas Shipholding Group, Inc., Class A	13,474	118,032
Pacific Ethanol, Inc.* (a)	12,068	89,907
Panhandle Oil and Gas, Inc., Class A	6,497	116,946
Par Pacific Holdings, Inc.* (a)	11,318	144,191
PDC Energy, Inc.*	20,687	1,268,734
Petrocorp, Inc.* (b)(c)	1,500	0
Renewable Energy Group, Inc.*	13,676	119,665
REX American Resources Corp.*	2,231	176,227
Ring Energy, Inc.*	13,231	122,122
RSP Permian, Inc.*	36,610	1,321,621
Sanchez Energy Corp.*	20,689	131,789
Scorpio Tankers, Inc.	61,729	236,422
SemGroup Corp., Class A	24,673	795,704
Ship Finance International Ltd. (a)	22,491	284,511
Synergy Resources Corp.*	69,846	477,747
Teekay Corp. (a)	17,994	117,501
Teekay Tankers Ltd., Class A	43,290	92,208
W&T Offshore, Inc.*	13,340	19,343
Western Refining, Inc.	29,691	856,585
Westmoreland Coal Co.*	7,050	62,604

		13,816,481

Paper & Forest Products 0.6%
Boise Cascade Co.*	14,307	275,410

141

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products (continued)
Clearwater Paper Corp.*	6,448	$342,389
Deltic Timber Corp.	3,544	199,102
KapStone Paper and Packaging Corp.	32,448	588,607
Louisiana-Pacific Corp.*	54,313	996,643
Neenah Paper, Inc.	6,108	488,029
PH Glatfelter Co.	16,383	364,030
Schweitzer-Mauduit International, Inc.	11,399	420,737

		3,674,947

Personal Products 0.3%
Avon Products, Inc.	164,925	1,080,259
Inter Parfums, Inc.	6,354	207,140
Lifevantage Corp.*	5,031	41,254
Medifast, Inc.	4,122	169,249
Natural Health Trends Corp. (a)	2,990	69,757
Nature’s Sunshine Products, Inc.	2,980	37,399
Nutraceutical International Corp.*	3,334	96,019
Revlon, Inc., Class A*	4,242	144,228
Synutra International, Inc.*	8,371	32,647
USANA Health Sciences, Inc.*	2,008	258,028

		2,135,980

Pharmaceuticals 1.7%
AcelRx Pharmaceuticals, Inc.* (a)	12,719	35,613
Aclaris Therapeutics, Inc.* (a)	3,271	69,509
Aerie Pharmaceuticals, Inc.*	9,053	301,012
Agile Therapeutics, Inc.* (a)	4,033	30,651
Amphastar Pharmaceuticals, Inc.*	13,333	241,861
Ampio Pharmaceuticals, Inc.*	15,734	10,800
ANI Pharmaceuticals, Inc.* (a)	2,972	177,428
Aratana Therapeutics, Inc.*	12,895	104,450
Axsome Therapeutics, Inc.*	3,616	24,227
Bio-Path Holdings, Inc.* (a)	29,809	29,809
Catalent, Inc.*	37,524	855,922
Cempra, Inc.* (a)	16,894	306,204
Clearside Biomedical, Inc.*	3,078	66,577
Collegium Pharmaceutical, Inc.* (a)	4,940	73,952
Corcept Therapeutics, Inc.*	27,789	192,856
Depomed, Inc.*	23,004	514,369
Dermira, Inc.*	8,901	279,046
Durect Corp.*	44,394	49,721
Egalet Corp.* (a)	7,508	42,120
Endocyte, Inc.* (a)	15,609	42,925
Flex Pharma, Inc.* (a)	3,783	18,385
Heska Corp.*	2,231	110,211
Horizon Pharma plc*	60,673	1,014,453
Impax Laboratories, Inc.*	27,538	553,514
Innoviva, Inc.* (a)	30,296	312,049
Intersect ENT, Inc.*	9,479	138,393
Intra-Cellular Therapies, Inc.*	12,927	160,295
Lannett Co., Inc.* (a)	10,111	221,431
Lipocine, Inc.* (a)	5,986	19,215
Medicines Co. (The)*	25,377	836,172
MyoKardia, Inc.*	4,087	54,970

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Nektar Therapeutics*	53,103	$658,477
Neos Therapeutics, Inc.* (a)	4,895	28,881
Ocular Therapeutix, Inc.* (a)	5,714	32,341
Omeros Corp.* (a)	15,243	124,993
Pacira Pharmaceuticals, Inc.*	13,713	436,073
Paratek Pharmaceuticals, Inc.*	7,866	84,166
Phibro Animal Health Corp., Class A	6,657	172,749
Prestige Brands Holdings, Inc.*	20,073	908,905
Reata Pharmaceuticals, Inc., Class A* (a)	2,079	47,069
Revance Therapeutics, Inc.* (a)	7,716	103,009
SciClone Pharmaceuticals, Inc.*	18,845	168,663
Sucampo Pharmaceuticals, Inc., Class A*	9,160	104,424
Supernus Pharmaceuticals, Inc.*	17,619	348,856
Tetraphase Pharmaceuticals, Inc.*	14,388	50,358
TherapeuticsMD, Inc.* (a)	56,470	324,138
Theravance Biopharma, Inc.* (a)	13,626	342,421
Titan Pharmaceuticals, Inc.*	6,918	31,477
WaVe Life Sciences Ltd.*	2,649	84,371
Zogenix, Inc.* (a)	9,179	74,809

		11,014,320

Professional Services 1.3%
Acacia Research Corp.	20,236	118,381
Advisory Board Co. (The)*	15,423	613,835
Barrett Business Services, Inc.	2,821	126,465
CBIZ, Inc.*	19,045	210,447
CEB, Inc.	12,120	589,638
Cogint, Inc.*	5,234	19,889
CRA International, Inc.*	2,869	89,341
Exponent, Inc.	9,709	555,840
Franklin Covey Co.*	3,678	67,307
FTI Consulting, Inc.*	15,700	611,672
GP Strategies Corp.*	4,796	123,977
Heidrick & Struggles International, Inc.	6,880	127,280
Hill International, Inc.*	14,626	56,310
Huron Consulting Group, Inc.*	8,197	459,442
ICF International, Inc.*	6,929	321,506
Insperity, Inc.	5,875	441,800
Kelly Services, Inc., Class A	11,071	207,360
Kforce, Inc.	9,104	157,954
Korn/Ferry International	21,528	438,956
Mistras Group, Inc.*	6,569	137,555
Navigant Consulting, Inc.*	17,433	407,932
On Assignment, Inc.*	19,011	654,169
Resources Connection, Inc.	14,279	212,043
RPX Corp.*	19,023	185,664
TriNet Group, Inc.*	15,565	292,155
TrueBlue, Inc.*	15,783	276,203
WageWorks, Inc.*	13,750	810,563

		8,313,684

Real Estate Management & Development 0.5%
Alexander & Baldwin, Inc.	17,597	735,379
Altisource Portfolio Solutions SA*	4,429	114,047

142

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development (continued)
AV Homes, Inc.*	4,665	$74,407
Consolidated-Tomoka Land Co.	1,592	80,667
Forestar Group, Inc.*	13,269	145,959
FRP Holdings, Inc.*	2,496	79,373
HFF, Inc., Class A	13,418	357,321
Kennedy-Wilson Holdings, Inc.	31,196	642,638
Marcus & Millichap, Inc.*	5,433	127,295
RE/MAX Holdings, Inc., Class A	6,632	288,160
RMR Group, Inc. (The), Class A	2,587	88,863
St. Joe Co. (The)*	19,045	337,097
Stratus Properties, Inc.*	2,116	51,207
Tejon Ranch Co.*	5,386	120,323
Trinity Place Holdings, Inc.* (a)	6,505	62,838

		3,305,574

Road & Rail 0.5%
ArcBest Corp.	8,505	169,250
Celadon Group, Inc.	10,840	70,460
Covenant Transportation Group, Inc., Class A*	4,650	74,354
Heartland Express, Inc.	17,190	316,296
Knight Transportation, Inc.	25,143	735,433
Marten Transport Ltd.	8,890	182,245
PAM Transportation Services, Inc.*	1,261	24,842
Roadrunner Transportation Systems, Inc.*	10,407	79,093
Saia, Inc.*	9,489	338,283
Swift Transportation Co.* (a)	28,225	631,676
Universal Logistics Holdings, Inc.	3,201	39,852
USA Truck, Inc.*	3,241	26,673
Werner Enterprises, Inc.	16,709	401,851
YRC Worldwide, Inc.*	11,873	105,432

		3,195,740

Semiconductors & Semiconductor Equipment 3.7%
Acacia Communications, Inc.*	1,926	134,223
Advanced Energy Industries, Inc.*	14,512	692,222
Advanced Micro Devices, Inc.*	279,828	2,023,156
Alpha & Omega Semiconductor Ltd.*	7,006	148,037
Ambarella, Inc.* (a)	12,041	738,956
Amkor Technology, Inc.*	37,490	347,532
Applied Micro Circuits Corp.*	28,526	211,092
Axcelis Technologies, Inc.*	11,053	150,873
Brooks Automation, Inc.	25,426	331,301
Cabot Microelectronics Corp.	8,834	488,167
Cavium, Inc.*	24,230	1,367,783
CEVA, Inc.*	7,715	231,836
Cirrus Logic, Inc.*	23,469	1,266,857
Cohu, Inc.	10,045	112,404
Diodes, Inc.*	14,164	293,336
DSP Group, Inc.*	8,604	93,784
Entegris, Inc.*	53,057	843,606
Exar Corp.*	15,749	142,056
FormFactor, Inc.*	25,047	224,797
GigPeak, Inc.*	22,868	54,197

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Impinj, Inc.* (a)	2,085	$51,479
Inphi Corp.*	15,127	561,212
Integrated Device Technology, Inc.*	50,695	1,049,893
Intersil Corp., Class A	50,265	1,109,851
IXYS Corp.	9,807	103,954
Kopin Corp.*	25,641	53,590
Lattice Semiconductor Corp.*	44,214	268,379
MACOM Technology Solutions Holdings, Inc.*	8,418	309,446
MaxLinear, Inc., Class A*	21,018	393,247
Microsemi Corp.*	42,189	1,777,423
MKS Instruments, Inc.	20,020	1,010,009
Monolithic Power Systems, Inc.	14,243	1,122,491
Nanometrics, Inc.*	8,818	184,208
NeoPhotonics Corp.*	11,955	167,370
NVE Corp.	1,919	107,982
PDF Solutions, Inc.*	9,859	194,715
Photronics, Inc.*	25,274	245,158
Power Integrations, Inc.	10,296	663,577
Rambus, Inc.*	40,933	498,973
Rudolph Technologies, Inc.*	10,714	193,923
Semtech Corp.*	24,103	583,293
Sigma Designs, Inc.*	13,976	102,025
Silicon Laboratories, Inc.*	15,126	906,804
Synaptics, Inc.*	12,938	674,329
Tessera Technologies, Inc.	18,518	687,018
Ultra Clean Holdings, Inc.*	12,391	105,324
Ultratech, Inc.*	8,204	174,663
Veeco Instruments, Inc.*	15,226	330,404
Xcerra Corp.*	21,340	117,583

		23,644,538

Software 4.3%
8x8, Inc.*	33,295	474,454
A10 Networks, Inc.*	16,383	125,494
ACI Worldwide, Inc.*	43,516	788,510
American Software, Inc., Class A	9,599	100,118
Aspen Technology, Inc.*	30,643	1,508,861
Barracuda Networks, Inc.*	8,228	191,877
Blackbaud, Inc.	17,450	1,071,430
Bottomline Technologies de, Inc.*	15,136	343,436
BroadSoft, Inc.*	11,096	461,039
Callidus Software, Inc.*	22,283	406,665
CommVault Systems, Inc.*	14,643	783,400
Digimarc Corp.*	3,401	107,472
Ebix, Inc. (a)	9,506	532,336
Ellie Mae, Inc.*	12,116	1,282,963
EnerNOC, Inc.*	10,626	55,255
Exa Corp.*	4,997	69,958
Fair Isaac Corp.	11,429	1,379,252
Fleetmatics Group plc*	14,789	885,861
Gigamon, Inc.*	12,249	677,370
Globant SA* (a)	9,703	422,080

143

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Glu Mobile, Inc.* (a)	38,879	$76,980
Guidance Software, Inc.*	7,221	37,260
HubSpot, Inc.*	10,877	570,499
Imperva, Inc.*	10,794	398,299
Infoblox, Inc.*	20,780	550,670
Interactive Intelligence Group, Inc.*	6,782	409,972
Jive Software, Inc.*	21,174	83,637
Mentor Graphics Corp.	40,357	1,166,317
MicroStrategy, Inc., Class A*	3,587	698,783
Mitek Systems, Inc.*	11,051	74,594
MobileIron, Inc.*	15,244	55,641
Model N, Inc.*	8,112	83,554
Monotype Imaging Holdings, Inc.	15,245	291,179
Park City Group, Inc.*	4,424	58,176
Paycom Software, Inc.* (a)	16,601	858,770
Paylocity Holding Corp.*	8,123	353,269
Pegasystems, Inc.	13,610	420,549
Progress Software Corp.*	18,879	508,034
Proofpoint, Inc.*	15,158	1,188,084
PROS Holdings, Inc.*	9,531	208,919
QAD, Inc., Class A	3,997	96,128
Qualys, Inc.*	10,253	381,924
Rapid7, Inc.* (a)	7,306	104,695
RealPage, Inc.*	20,370	554,064
RingCentral, Inc., Class A*	22,000	455,400
Rosetta Stone, Inc.*	6,905	49,164
Rubicon Project, Inc. (The)*	14,004	107,271
Sapiens International Corp. NV	9,557	130,071
SecureWorks Corp., Class A*	2,117	24,959
Silver Spring Networks, Inc.*	13,789	193,873
Synchronoss Technologies, Inc.*	15,546	570,694
Take-Two Interactive Software, Inc.*	31,250	1,387,187
Tangoe, Inc.*	10,607	91,008
Telenav, Inc.*	11,344	61,825
TiVo Corp.*	43,831	870,045
TubeMogul, Inc.* (a)	8,216	59,977
Varonis Systems, Inc.*	4,012	114,543
VASCO Data Security International, Inc.*	11,005	151,319
Verint Systems, Inc.*	23,383	841,788
VirnetX Holding Corp.* (a)	17,891	54,568
Workiva, Inc.* (a)	8,139	134,700
Zendesk, Inc.*	30,589	804,185
Zix Corp.*	19,729	80,297

		27,080,702

Specialty Retail 2.4%
Aaron’s, Inc.	24,636	608,756
Abercrombie & Fitch Co., Class A	25,566	373,519
American Eagle Outfitters, Inc. (a)	61,650	1,050,516
America’s Car-Mart, Inc.* (a)	2,962	120,998
Asbury Automotive Group, Inc.*	7,525	383,399
Ascena Retail Group, Inc.*	64,823	316,984
Barnes & Noble Education, Inc.*	14,821	137,983

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Barnes & Noble, Inc.	23,577	$242,843
Big 5 Sporting Goods Corp.	7,236	112,158
Boot Barn Holdings, Inc.* (a)	4,722	60,442
Buckle, Inc. (The) (a)	10,725	223,616
Build-A-Bear Workshop, Inc.*	4,990	67,365
Caleres, Inc.	15,884	397,259
Cato Corp. (The), Class A	9,512	282,221
Chico’s FAS, Inc.	49,237	574,596
Children’s Place, Inc. (The)	7,044	534,992
Citi Trends, Inc.	5,666	112,527
Conn’s, Inc.* (a)	7,672	72,884
Container Store Group, Inc. (The)*	6,348	30,978
Destination XL Group, Inc.*	14,740	59,697
DSW, Inc., Class A	25,215	523,715
Express, Inc.*	28,345	340,707
Finish Line, Inc. (The), Class A	15,084	297,004
Five Below, Inc.*	20,037	752,990
Francesca’s Holdings Corp.*	14,137	227,182
Genesco, Inc.*	7,693	413,883
GNC Holdings, Inc., Class A	25,773	346,131
Group 1 Automotive, Inc.	7,613	458,835
Guess?, Inc.	22,412	302,562
Haverty Furniture Cos., Inc.	6,595	117,061
Hibbett Sports, Inc.* (a)	8,655	336,247
Kirkland’s, Inc.*	4,942	60,342
Lithia Motors, Inc., Class A	8,923	765,415
Lumber Liquidators Holdings, Inc.*	9,427	146,213
MarineMax, Inc.*	9,527	190,064
Monro Muffler Brake, Inc.	11,561	635,855
Office Depot, Inc.	207,763	654,453
Party City Holdco, Inc.*	9,960	161,850
Pier 1 Imports, Inc. (a)	31,422	135,429
Rent-A-Center, Inc.	20,030	202,103
Restoration Hardware Holdings, Inc.* (a)	14,540	421,224
Sears Hometown and Outlet Stores, Inc.* (a)	3,426	16,616
Select Comfort Corp.*	16,963	325,520
Shoe Carnival, Inc.	5,535	140,423
Sonic Automotive, Inc., Class A	10,554	188,917
Sportsman’s Warehouse Holdings, Inc.*	9,595	88,274
Stage Stores, Inc. (a)	7,629	38,832
Stein Mart, Inc.	11,668	70,241
Tailored Brands, Inc.	18,276	288,761
Tile Shop Holdings, Inc.*	12,213	207,010
Tilly’s, Inc., Class A*	4,561	42,326
Vitamin Shoppe, Inc.*	9,075	227,329
West Marine, Inc.*	7,363	58,904
Winmark Corp.	885	94,651
Zumiez, Inc.* (a)	6,440	143,290

		15,184,092

Technology Hardware, Storage & Peripherals 0.6%
3D Systems Corp.* (a)	40,268	558,517

144

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Technology Hardware, Storage & Peripherals (continued)
Avid Technology, Inc.*	12,780	$83,965
CPI Card Group, Inc.	6,071	33,390
Cray, Inc.*	14,991	311,813
Diebold, Inc.	25,669	559,584
Eastman Kodak Co.*	6,973	103,898
Electronics For Imaging, Inc.*	17,728	753,972
Immersion Corp.*	11,237	91,694
Nimble Storage, Inc.* (a)	23,391	178,473
Pure Storage, Inc., Class A* (a)	25,195	310,906
Silicon Graphics International Corp.*	12,890	99,897
Stratasys Ltd.* (a)	18,431	352,401
Super Micro Computer, Inc.*	14,531	344,385
USA Technologies, Inc.* (a)	13,260	59,670

		3,842,565

Textiles, Apparel & Luxury Goods 0.8%
Columbia Sportswear Co.	10,159	575,406
Crocs, Inc.*	27,079	208,238
Culp, Inc.	4,061	113,708
Deckers Outdoor Corp.*	11,960	624,192
Delta Apparel, Inc.*	2,574	42,471
Fossil Group, Inc.* (a)	15,738	429,175
G-III Apparel Group Ltd.*	16,160	422,099
Iconix Brand Group, Inc.* (a)	16,040	126,395
Movado Group, Inc.	6,060	133,623
Oxford Industries, Inc.	5,689	356,814
Perry Ellis International, Inc.*	4,795	89,139
Sequential Brands Group, Inc.* (a)	15,091	108,655
Steven Madden Ltd.*	23,144	773,010
Superior Uniform Group, Inc.	2,793	49,688
Unifi, Inc.*	5,475	157,406
Vera Bradley, Inc.*	7,833	104,727
Vince Holding Corp.* (a)	7,602	41,431
Wolverine World Wide, Inc.	36,489	779,040

		5,135,217

Thrifts & Mortgage Finance 2.2%
Astoria Financial Corp.	34,580	505,905
Bank Mutual Corp.	15,689	122,374
BankFinancial Corp.	5,119	64,346
Bear State Financial, Inc.	6,405	56,620
Beneficial Bancorp, Inc.	26,816	388,832
BofI Holding, Inc.* (a)	22,467	418,560
Capitol Federal Financial, Inc.	46,150	677,021
Charter Financial Corp.	5,609	70,954
Clifton Bancorp, Inc.	7,867	120,287
Dime Community Bancshares, Inc.	11,827	191,597
ESSA Bancorp, Inc.	2,595	34,981
Essent Group Ltd.*	28,027	741,034
EverBank Financial Corp.	38,633	746,003
Federal Agricultural Mortgage Corp., Class C	3,312	135,229
First Defiance Financial Corp.	3,472	137,075
Flagstar Bancorp, Inc.*	7,609	208,715

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Greene County Bancorp, Inc.	796	$13,691
Hingham Institution for Savings	469	67,278
Home Bancorp, Inc.	1,938	55,640
HomeStreet, Inc.*	8,956	246,738
Impac Mortgage Holdings, Inc.*	3,450	54,683
Kearny Financial Corp.	34,016	474,523
Lake Sunapee Bank Group	2,666	48,575
LendingTree, Inc.* (a)	2,396	191,321
Meridian Bancorp, Inc.	18,535	295,633
Meta Financial Group, Inc.	3,085	225,976
MGIC Investment Corp.*	128,450	1,048,152
Nationstar Mortgage Holdings, Inc.* (a)	11,649	176,016
NMI Holdings, Inc., Class A*	19,742	151,026
Northfield Bancorp, Inc.	16,095	264,763
Northwest Bancshares, Inc.	36,405	573,015
OceanFirst Financial Corp.	7,552	156,175
Ocwen Financial Corp.* (a)	40,548	173,140
Oritani Financial Corp.	14,794	231,526
PennyMac Financial Services, Inc., Class A*	6,054	103,523
PHH Corp.*	19,720	286,334
Provident Bancorp, Inc.*	1,397	22,422
Provident Financial Holdings, Inc.	2,165	41,308
Provident Financial Services, Inc.	23,154	525,364
Radian Group, Inc.	81,003	1,100,831
SI Financial Group, Inc.	3,565	46,523
Southern Missouri Bancorp, Inc.	1,988	48,885
Territorial Bancorp, Inc.	3,348	95,485
TrustCo Bank Corp.	35,874	251,118
United Community Financial Corp.	18,191	133,704
United Financial Bancorp, Inc.	18,656	274,430
Walker & Dunlop, Inc.*	10,114	243,444
Washington Federal, Inc.	33,061	900,912
Waterstone Financial, Inc.	10,183	172,602
Western New England Bancorp, Inc.	5,071	40,061
WSFS Financial Corp.	10,879	381,309

		13,735,659

Tobacco 0.2%
Alliance One International, Inc.*	2,958	43,926
Turning Point Brands, Inc.*	2,086	25,762
Universal Corp.	8,242	446,716
Vector Group Ltd.	34,939	731,623

		1,248,027

Trading Companies & Distributors 1.1%
Aircastle Ltd.	18,118	372,325
Applied Industrial Technologies, Inc.	13,691	695,503
Beacon Roofing Supply, Inc.*	22,512	946,405
BMC Stock Holdings, Inc.*	20,691	342,436
CAI International, Inc.*	6,886	52,402
DXP Enterprises, Inc.*	5,026	109,517
GATX Corp. (a)	15,391	673,664
GMS, Inc.*	2,623	54,506
H&E Equipment Services, Inc.	11,646	162,462
Kaman Corp.	10,148	443,062

145

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Lawson Products, Inc.*	2,125	$40,056
MRC Global, Inc.*	35,299	520,307
Neff Corp., Class A*	4,426	40,055
NOW, Inc.*	40,058	863,650
Real Industry, Inc.*	9,704	51,916
Rush Enterprises, Inc., Class A*	11,601	304,526
Rush Enterprises, Inc., Class B* (a)	1,898	48,209
SiteOne Landscape Supply, Inc.*	4,343	135,415
Textainer Group Holdings Ltd.	8,768	66,637
Titan Machinery, Inc.*	6,784	63,023
Triton International Ltd.	15,625	188,594
Univar, Inc.*	16,122	358,715
Veritiv Corp.*	3,228	174,151
Willis Lease Finance Corp.*	1,559	41,485

		6,749,021

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	20,970	269,465

Water Utilities 0.3%
American States Water Co.	13,464	538,291
Artesian Resources Corp., Class A	2,933	82,769
California Water Service Group	18,047	559,457
Connecticut Water Service, Inc.	4,225	219,996
Consolidated Water Co. Ltd.	5,587	62,575
Global Water Resources, Inc. (a)	2,654	20,754
Middlesex Water Co.	6,032	217,755
SJW Corp.	5,996	304,177
York Water Co. (The)	4,737	149,689

		2,155,463

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	14,419	140,152
NII Holdings, Inc.*	19,406	47,545
Shenandoah Telecommunications Co.	16,913	446,503
Spok Holdings, Inc.	8,095	146,115

		780,315

Total Common Stocks (cost $528,075,458)		620,800,471

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp. CVR* (b)	57,445	63,764

Wireless Telecommunication Services 0.0%†
Leap Wireless International, Inc.* (b)(c)	25,203	75,609

Total Rights (cost $—)		139,373

Investment Company 0.4%

	Shares	Market Value

Money Market Fund 0.4%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (d)(e)	2,378,068	$2,378,068

Total Investment Company (cost $2,378,068)		2,378,068

Repurchase Agreement 8.9%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $56,147,180, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $57,269,616. (d)(f)	$56,146,681	56,146,681

Total Repurchase Agreement (cost $56,146,681)		56,146,681

Total Investments (cost $586,600,207) (g) — 107.5%		679,464,593
Liabilities in excess of other assets — (7.5%)		(47,538,743)

NET ASSETS — 100.0%		$631,925,850

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $59,940,650, which was collateralized by a money market fund and a repurchase agreement with a value of $2,378,068 and $56,146,681, respectively, and $3,188,325 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% -6.63%, and maturity dates ranging from 03/02/17 - 05/15/46; a total value of $61,713,074.

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $58,524,749.

(e)	Represents 7-day effective yield as of October 31, 2016.

146

Statement of Investments (Continued)

October 31, 2016

Nationwide Small Cap Index Fund (Continued)

(f)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
92	Russell 2000 Mini Future	12/16/16	$10,959,960	$(245,512)

At October 31, 2016, the Fund has $572,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

147

Statement of Assets and Liabilities

October 31, 2016

Nationwide Small Cap Index Fund
Assets:
Investments, at value* (cost $530,453,526)	$623,317,912
Repurchase agreement, at value (cost $56,146,681)	56,146,681

Total Investments, at value (total cost $586,600,207)	679,464,593

Cash	11,873,535
Deposits with broker for futures contracts	572,600
Interest and dividends receivable	233,955
Security lending income receivable	99,174
Receivable for capital shares issued	191,898
Receivable for variation margin on futures contracts	52,244
Reimbursement from investment advisor	9,088
Prepaid expenses	20,861

Total Assets	692,517,948

Liabilities:
Payable for investments purchased	1,555,662
Payable for capital shares redeemed	220,901
Payable upon return of securities loaned (Note 2)	58,524,749
Accrued expenses and other payables:
Investment advisory fees	103,730
Fund administration fees	18,953
Distribution fees	32,084
Administrative servicing fees	19,335
Accounting and transfer agent fees	4,143
Trustee fees	2,190
Custodian fees	3,658
Compliance program costs (Note 3)	252
Professional fees	38,471
Printing fees	13,446
Other	54,524

Total Liabilities	60,592,098

Net Assets	$631,925,850

Represented by:
Capital	$513,614,276
Accumulated undistributed net investment income	2,750,365
Accumulated net realized gains from investments and futures transactions	22,942,335
Net unrealized appreciation/(depreciation) from investments	92,864,386
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(245,512)

Net Assets	$631,925,850

Net Assets:
Class A Shares	$126,320,711
Class C Shares	4,750,997
Class R Shares	1,661,800
Institutional Class Shares	499,192,342

Total	$631,925,850

*	Includes value of securities on loan of $59,940,650 (Note 2).

148

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,497,231
Class C Shares	371,229
Class R Shares	125,992
Institutional Class Shares	36,950,124

Total	46,944,576

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.30
Class C Shares (b)	$12.80
Class R Shares	$13.19
Institutional Class Shares	$13.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.11

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

149

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$9,620,433
Income from securities lending (Note 2)	1,572,937
Interest income	60,249
Foreign tax withholding	(3,161)

Total Income	11,250,458

EXPENSES:
Investment advisory fees	1,239,023
Fund administration fees	227,201
Distribution fees Class A	305,987
Distribution fees Class C	43,423
Distribution fees Class R	7,897
Administrative servicing fees Class A	183,594
Administrative servicing fees Class C	4,492
Administrative servicing fees Class R	797
Registration and filing fees	50,629
Professional fees	57,320
Printing fees	11,870
Trustee fees	20,591
Custodian fees	23,762
Accounting and transfer agent fees	27,068
Compliance program costs (Note 3)	2,796
Index licensing fee	135,724
Other	32,299

Total expenses before fees waived and expenses reimbursed	2,374,473

Investment advisory fees waived (Note 3)	(64,713)
Expenses reimbursed by adviser (Note 3)	(3,961)

Net Expenses	2,305,799

NET INVESTMENT INCOME	8,944,659

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	40,983,624
Net realized gains from futures transactions (Note 2)	840,508

Net realized gains from investments and futures transactions	41,824,132

Net change in unrealized appreciation/(depreciation) from investments	(28,496,996)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(913,071)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(29,410,067)

Net realized/unrealized gains from investments and futures transactions	12,414,065

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,358,724

The accompanying notes are an integral part of these financial statements.

150

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$8,944,659	$9,270,800
Net realized gains from investments and futures transactions	41,824,132	73,844,544
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	(29,410,067)	(75,588,533)

Change in net assets resulting from operations	21,358,724	7,526,811

Distributions to Shareholders From:
Net investment income:
Class A	(1,073,308)	(1,347,343)
Class C	(16,167)	(12,448)
Class R	(11,405)	(9,730)
Institutional Class	(6,639,342)	(8,466,424)
Net realized gains:
Class A	(12,920,699)	(9,583,806)
Class C	(429,271)	(220,985)
Class R	(149,308)	(64,532)
Institutional Class	(56,798,703)	(44,699,582)

Change in net assets from shareholder distributions	(78,038,203)	(64,404,850)

Change in net assets from capital transactions	(32,737,970)	(43,950,260)

Change in net assets	(89,417,449)	(100,828,299)

Net Assets:
Beginning of year	721,343,299	822,171,598

End of year	$631,925,850	$721,343,299

Accumulated undistributed net investment income at end of year	$2,750,365	$1,893,242

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,091,663	$27,094,467
Dividends reinvested	13,504,466	10,447,924
Cost of shares redeemed	(30,132,102)	(41,655,745)

Total Class A Shares	6,464,027	(4,113,354)

Class C Shares
Proceeds from shares issued	1,149,982	1,278,789
Dividends reinvested	411,117	221,125
Cost of shares redeemed	(597,035)	(208,696)

Total Class C Shares	964,064	1,291,218

Class R Shares
Proceeds from shares issued	1,179,499	1,185,076
Dividends reinvested	160,584	74,262
Cost of shares redeemed	(756,726)	(1,037,083)

Total Class R Shares	583,357	222,255

151

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$46,693,909	$44,569,740
Dividends reinvested	63,438,045	53,166,006
Cost of shares redeemed	(150,881,372)	(139,086,125)

Total Institutional Class Shares	(40,749,418)	(41,350,379)

Change in net assets from capital transactions	$(32,737,970)	$(43,950,260)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,770,589	1,788,529
Reinvested	1,071,788	739,181
Redeemed	(2,346,515)	(2,774,512)

Total Class A Shares	495,862	(246,802)

Class C Shares
Issued	93,421	86,447
Reinvested	33,837	16,176
Redeemed	(48,680)	(14,368)

Total Class C Shares	78,578	88,255

Class R Shares
Issued	91,213	79,250
Reinvested	12,851	5,291
Redeemed	(58,857)	(69,853)

Total Class R Shares	45,207	14,688

Institutional Class Shares
Issued	3,732,436	2,967,637
Reinvested	4,957,509	3,707,552
Redeemed	(11,835,409)	(8,987,571)

Total Institutional Class Shares	(3,145,464)	(2,312,382)

Total change in shares	(2,525,817)	(2,456,241)

The accompanying notes are an integral part of these financial statements.

152

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2016	$14.42	0.14	0.31	0.45	(0.12)	(1.45)	(1.57)	$13.30	3.72%		$126,320,711	0.67%	1.06%	0.68%	15.86%
Year Ended October 31, 2015	$15.67	0.13	(0.17)	(0.04)	(0.15)	(1.06)	(1.21)	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%
Year Ended October 31, 2014	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	$15.67	7.60%		$144,918,229	0.67%	0.75%	0.67%	18.71%
Year Ended October 31, 2013	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	$15.54	35.77%		$140,499,070	0.67%	1.31%	0.67%	21.34%
Year Ended October 31, 2012	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	$12.05	11.45%		$101,814,470	0.68%	1.12%	0.68%	26.98%

Class C Shares
Year Ended October 31, 2016	$13.96	0.04	0.30	0.34	(0.05)	(1.45)	(1.50)	$12.80	3.01%		$4,750,997	1.37%	0.35%	1.38%	15.86%
Year Ended October 31, 2015	$15.22	0.03	(0.17)	(0.14)	(0.06)	(1.06)	(1.12)	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%
Year Ended October 31, 2014	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	$15.22	6.90%		$3,111,509	1.34%	0.08%	1.34%	18.71%
Year Ended October 31, 2013	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	$15.14	34.95%		$2,763,671	1.27%	0.66%	1.27%	21.34%
Year Ended October 31, 2012	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	$11.79	10.76%		$1,537,462	1.28%	0.50%	1.28%	26.98%

Class R Shares (e)
Year Ended October 31, 2016	$14.32	0.12	0.30	0.42	(0.10)	(1.45)	(1.55)	$13.19	3.54%		$1,661,800	0.82%	0.91%	0.83%	15.86%
Year Ended October 31, 2015	$15.58	0.12	(0.18)	(0.06)	(0.14)	(1.06)	(1.20)	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%
Year Ended October 31, 2014	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	$15.58	7.47%		$1,029,664	0.76%	0.51%	0.76%	18.71%
Year Ended October 31, 2013	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	$15.46	35.71%		$16,977	0.77%	0.93%	0.77%	21.34%
Year Ended October 31, 2012	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	$12.00	11.29%		$1,440	0.78%	1.01%	0.78%	26.98%

Institutional Class Shares
Year Ended October 31, 2016	$14.62	0.19	0.32	0.51	(0.17)	(1.45)	(1.62)	$13.51	4.15%		$499,192,342	0.27%	1.46%	0.28%	15.86%
Year Ended October 31, 2015	$15.87	0.20	(0.18)	0.02	(0.21)	(1.06)	(1.27)	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%
Year Ended October 31, 2014	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	$15.87	8.04%		$673,112,196	0.27%	1.15%	0.27%	18.71%
Year Ended October 31, 2013	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	$15.75	36.30%		$625,988,463	0.28%	1.70%	0.28%	21.34%
Year Ended October 31, 2012	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	$12.18	11.85%		$429,079,230	0.28%	1.50%	0.28%	26.98%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

The accompanying notes are an integral part of these financial statements.

153

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the annual period ended October 31, 2016, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 6.87% versus 6.30% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 161 funds as of October 31, 2016) was 9.61% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. economic data suggested that a slowly growing economic expansion was in place in the first half of the Fund’s fiscal year, supported by positive contributions from personal consumption, which was the key driving force keeping the U.S. from slipping into recession. Manufacturing was weakened by a strong dollar on top of weak global growth. The service-oriented portion of the U.S. economy remained in fair shape, supported by a relatively strong consumer. Lower energy bills were a positive for energy consumers, but benefits had been slow to materialize, and low energy prices brought pain and hardship to those areas of the economy dependent on higher energy prices.

The Federal Reserve raised interest rates for the first time in nearly a decade in December, but no subsequent raises were made over the period and the federal funds rate remained near zero at the end of October. Stimulative monetary policies around the world have devalued many currencies and led to a strong U.S. dollar. Easy central bank monetary policies have depressed interest rates and pushed up asset prices, but they have been limited in their ability to stimulate real economic growth. Japan and several of Europe’s central banks cut their key interest rates below zero, which has led to distortions in money flows in the financial markets. Fiscal policy changes to address burdensome taxation and regulation need to be carried out, but politicians have shown little resolve to make the difficult decisions.

The S&P 500® Index, a broad market indicator, returned 4.5% over the fiscal-year period, and the Information Technology sector within the Index performed even better, appreciating 10.8% over the same period. Investors have been drawn to the sector due to its attractive prospects for future earnings increases in an environment of slow to moderate economic growth and its appearing to be priced relatively attractively versus other sectors in the market. The Fund has two-thirds of its holdings in the Technology sector, and is well positioned to take advantage of potential future gains. The Fund also provides good diversification through other sectors, such as Health Care and Energy, which utilize important technology to achieve growth.

The Nationwide Ziegler NYSE Arca Tech 100 Index Fund is passively managed and seeks to replicate the return of the NYSE Arca Tech 100 Index before the deduction of operating expenses. The portfolio managers do not make sector or stock-specific allocations away from the benchmark. The difference in returns between the Fund and the benchmark is attributable to the Fund’s operating expenses and the management of cash flows into and out of the Fund.

The Fund carried a 64% exposure to stocks in the Information Technology sector, with its largest industry exposure being a 20.6% allocation to Software companies. The 18 stocks in that industry contributed 3.0% to the Fund’s total fiscal-year performance. A 1.8% holding in digital media provider Adobe Systems (ADBE) appreciated 21.3% and added 0.37% to the Fund’s total return. VMware (VMW) provides virtualization and cloud infrastructure solutions, and a 1.1% holding was up 30.7% over the period, adding 0.36% to the Fund’s total return.

The Fund’s holdings are well-diversified across numerous sectors and industries, with 23% of its assets invested among four industries and across 14 companies within the Health Care sector. These investments outside of the “traditional” Information Technology sector have provided an effective diversification feature that has lowered the historical volatility of the Fund relative to its peers. Unfortunately, the Fund’s allocation to the Health Care sector detracted from its performance, reducing its total return by 2.1% over the fiscal year, led lower by positions in the

154

Fund Commentary (con’t)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Biotechnology and Pharmaceutical industries. Specific stocks that detracted from performance included a holding in Valeant Pharmaceuticals International Inc. (VRX), which declined significantly over the reporting period on allegations of accounting and insurance fraud, and detracted 1.62% from the Fund’s total return. Gilead Sciences (GILD) fell on concerns about the outlook for its Hepatitis C vaccine, reducing the Fund’s performance by 0.65% for the fiscal year. An average 5.4% position in Biogen, Inc. (BIIB), a global provider of therapies for autoimmune diseases & disorders, is the Fund’s largest single holding. Biogen declined 3.6% and detracted 0.28% from the Fund’s total return over the fiscal year ended October 31, 2016.

The Fund is a well-diversified approach for investing in the stocks of companies that represent innovative growth through the development and deployment of technology in their products and services. The Technology sector still carries attractive valuations relative to the broad market, while displaying the potential for higher relative growth in both future revenues and earnings. Companies providing technological solutions that improve standards of living and increase productivity should benefit from any pickup in the global economy and increased capital spending by companies over the coming year.

We appreciate your investment in the Nationwide Ziegler NYSE Arca Tech 100 Index Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov and Donald J. Nesbitt

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (for which shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

155

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Asset Allocation†

Common Stocks	99.2%
Repurchase Agreement	4.6%
Exchange Traded Fund	0.6%
Investment Company	0.2%
Liabilities in excess of other assets	(4.6)%
100.0%

Top Industries††

Software	18.3%
Semiconductors & Semiconductor Equipment	13.8%
IT Services	10.6%
Communications Equipment	8.3%
Internet Software & Services	8.0%
Biotechnology	7.5%
Aerospace & Defense	5.8%
Health Care Equipment & Supplies	4.1%
Technology Hardware, Storage & Peripherals	3.9%
Life Sciences Tools & Services	2.9%
Other Industries*	16.8%
100.0%

Top Holdings††

Biogen, Inc.	4.2%
Lockheed Martin Corp.	3.7%
International Business Machines Corp.	2.3%
Thermo Fisher Scientific, Inc.	2.2%
Amgen, Inc.	2.1%
F5 Networks, Inc.	2.1%
Raytheon Co.	2.1%
Facebook, Inc., Class A	2.0%
Apple, Inc.	1.7%
Intuit, Inc.	1.6%
Other Holdings*	76.0%
100.0%

Objective

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting for Fund expenses.

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

156

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	6.87%	13.47%	9.26%
	w/SC3	0.72%	12.19%	8.64%
Class C1	w/o SC2	6.09%	12.71%	8.52%
	w/SC4	5.09%	N/A	N/A
Institutional Service Class[1,5,6]		7.09%	13.75%	9.46%
Institutional Class[5]		7.26%	N/A	9.60%	[7]
NYSE Arca Tech 100 Index®		6.30%	13.11%	9.27%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
[2]	These returns do not reflect the effects of SCs.
[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.
[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any SCs.
[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	0.81%
Class C	1.54%
Institutional Service Class	0.57%
Institutional Class	0.44%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

157

Fund Performance (con’t.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark NYSE Arca Tech 100 Index Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

158

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,093.70	4.47	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.86	4.32	0.85
Class C Shares	Actual	(a)	1,000.00	1,089.70	8.35	1.59
	Hypothetical	(a)(b)	1,000.00	1,017.14	8.06	1.59
Institutional Service Class Shares	Actual	(a)	1,000.00	1,094.80	3.32	0.63
	Hypothetical	(a)(b)	1,000.00	1,021.97	3.20	0.63
Institutional Class Shares	Actual	(a)	1,000.00	1,095.90	2.48	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.77	2.39	0.47

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

159

Statement of Investments

October 31, 2016

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 99.2%

	Shares	Market Value

Aerospace & Defense 6.1%
Lockheed Martin Corp.	52,200	$12,861,036
Raytheon Co.	52,200	7,131,042

		19,992,078

Biotechnology 7.8%
Amgen, Inc.	52,200	7,368,552
Biogen, Inc.*	52,200	14,625,396
Gilead Sciences, Inc.	52,200	3,843,486

		25,837,434

Chemicals 1.6%
Monsanto Co.	52,200	5,260,194

Communications Equipment 8.7%
ARRIS International plc*	52,200	1,450,116
Brocade Communications Systems, Inc.	52,200	553,320
Ciena Corp.*	52,200	1,011,636
Cisco Systems, Inc.	52,200	1,601,496
F5 Networks, Inc.*	52,200	7,214,562
Harris Corp.	52,200	4,656,762
InterDigital, Inc.	52,200	3,687,930
Juniper Networks, Inc.	52,200	1,374,948
Motorola Solutions, Inc.	52,200	3,788,676
Nokia OYJ,ADR-FI	52,200	233,856
Ubiquiti Networks, Inc.*	52,200	2,736,846
Viavi Solutions, Inc.*	52,200	371,664

		28,681,812

Diversified Telecommunication Services 0.6%
AT&T, Inc.	52,200	1,920,438

Electronic Equipment, Instruments & Components 2.1%
Amphenol Corp., Class A	52,200	3,441,546
Corning, Inc.	52,200	1,185,462
FLIR Systems, Inc.	52,200	1,718,424
LG Display Co. Ltd., ADR-KR	52,200	626,922

		6,972,354

Energy Equipment & Services 2.5%
Halliburton Co.	52,200	2,401,200
National Oilwell Varco, Inc.	52,200	1,675,620
Schlumberger Ltd.	52,200	4,083,606

		8,160,426

Health Care Equipment & Supplies 4.3%
Baxter International, Inc.	52,200	2,484,198
Boston Scientific Corp.*	52,200	1,148,400
CONMED Corp.	52,200	2,088,000
Medtronic plc	52,200	4,281,444
St. Jude Medical, Inc.	52,200	4,063,248

		14,065,290

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 1.4%
Medidata Solutions, Inc.*	52,200	$2,505,078
Veeva Systems, Inc., Class A*	52,200	2,027,970

		4,533,048

Household Durables 1.0%
Garmin Ltd. (a)	52,200	2,524,392
GoPro, Inc., Class A* (a)	52,200	667,116

		3,191,508

Internet Software & Services 8.4%
Akamai Technologies, Inc.*	52,200	3,626,334
Alibaba Group Holding Ltd.,ADR-CN* (a)	52,200	5,308,218
eBay, Inc.*	52,200	1,488,222
Facebook, Inc., Class A*	52,200	6,837,678
j2 Global, Inc.	52,200	3,714,030
VeriSign, Inc.* (a)	52,200	4,385,844
Yahoo!, Inc.*	52,200	2,168,910

		27,529,236

IT Services 11.1%
Acxiom Corp.*	52,200	1,229,832
Amdocs Ltd.	52,200	3,051,090
Automatic Data Processing, Inc.	52,200	4,544,532
Computer Sciences Corp.	52,200	2,842,290
DST Systems, Inc.	52,200	5,019,552
International Business Machines Corp.	52,200	8,022,618
Mastercard, Inc., Class A	52,200	5,586,444
Teradata Corp.*	52,200	1,407,312
Visa, Inc., Class A	52,200	4,307,022
Xerox Corp.	52,200	509,994

		36,520,686

Life Sciences Tools & Services 3.0%
Agilent Technologies, Inc.	52,200	2,274,354
Thermo Fisher Scientific, Inc.	52,200	7,674,966

		9,949,320

Pharmaceuticals 2.7%
AstraZeneca plc,ADR-UK (a)	52,200	1,478,304
Bristol-Myers Squibb Co.	52,200	2,657,502
Novartis AG,ADR-CH	52,200	3,707,244
Valeant Pharmaceuticals International, Inc.*	52,200	931,248

		8,774,298

Semiconductors & Semiconductor Equipment 14.4%
Analog Devices, Inc.	52,200	3,346,020
Applied Materials, Inc.	52,200	1,517,976
ASML Holding NV,NYRS-NL REG	52,200	5,513,364
Cypress Semiconductor Corp.	52,200	520,434
First Solar, Inc.* (a)	52,200	2,113,578
Intel Corp.	52,200	1,820,214
KLA-Tencor Corp.	52,200	3,920,742

160

Statement of Investments (Continued)

October 31, 2016

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	52,200	$5,056,092
Linear Technology Corp.	52,200	3,135,132
Microchip Technology, Inc. (a)	52,200	3,160,710
NVIDIA Corp. (a)	52,200	3,714,552
ON Semiconductor Corp.*	52,200	609,174
QUALCOMM, Inc.	52,200	3,587,184
Teradyne, Inc.	52,200	1,215,738
Tessera Technologies, Inc.	52,200	1,936,620
Texas Instruments, Inc.	52,200	3,698,370
Xilinx, Inc.	52,200	2,655,414

		47,521,314

Software 19.1%
Activision Blizzard, Inc.	52,200	2,253,474
Adobe Systems, Inc.*	52,200	5,612,022
Autodesk, Inc.*	52,200	3,773,016
CA, Inc.	52,200	1,604,628
Check Point Software Technologies Ltd.* (a)	52,200	4,414,032
Citrix Systems, Inc.*	52,200	4,426,560
Intuit, Inc.	52,200	5,676,228
Microsoft Corp.	52,200	3,127,824
Mobileye NV*	52,200	1,940,796
Open Text Corp.	52,200	3,240,576
Oracle Corp.	52,200	2,005,524
Progress Software Corp.*	52,200	1,404,702
PTC, Inc.*	52,200	2,476,368
Red Hat, Inc.*	52,200	4,042,890
salesforce.com, Inc.*	52,200	3,923,352
SAP SE,ADR-DE (a)	52,200	4,585,248
Symantec Corp.	52,200	1,306,566
Synopsys, Inc.*	52,200	3,095,982
VMware, Inc., Class A* (a)	52,200	4,102,920

		63,012,708

Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.	52,200	5,926,788
HP, Inc.	52,200	756,378
NetApp, Inc.	52,200	1,771,668
Seagate Technology plc	52,200	1,790,982
Western Digital Corp.	52,200	3,050,568

		13,296,384

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	52,200	1,348,848

Total Common Stocks (cost $167,944,008)		326,567,376

Exchange Traded Fund 0.6%

	Shares	Market Value

Equity Fund 0.6%
Powershares QQQ Trust	15,982	$1,869,734

Total Exchange Traded Fund (cost $1,871,940)		1,869,734

Investment Company 0.2%
Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (b)(c)	645,508	645,508

Total Investment Company (cost $645,508)		645,508

Repurchase Agreement 4.6%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $15,240,719, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $15,545,396. (b)(d)	$15,240,584	15,240,584

Total Repurchase Agreement (cost $15,240,584)		15,240,584

Total Investments (cost $185,702,040) (e) — 104.6%		344,323,202
Liabilities in excess of other assets — (4.6%)		(14,997,322)

NET ASSETS — 100.0%		$329,325,880

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $30,954,154, which was collateralized by a money market fund and a repurchase agreement with a value of $645,508 and $15,240,584, respectively, and $15,760,812 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 03/02/17 - 05/15/46; a total value of $31,646,904.

161

Statement of Investments (Continued)

October 31, 2016

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

(b)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $15,886,092.

(c)	Represents 7-day effective yield as of October 31, 2016.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

CN	China

DE	Germany

FI	Finland

KR	South Korea

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

OYJ	Public Traded Company

plc	Public Limited Company

REG	Registered Shares

SE	European Public Limited Liability Company

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

162

Statement of Assets and Liabilities

October 31, 2016

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investments, at value* (cost $170,461,456)	$329,082,618
Repurchase agreement, at value (cost $15,240,584)	15,240,584

Total Investments, at value (total cost $185,702,040)	344,323,202

Cash	1,425,347
Interest and dividends receivable	93,531
Security lending income receivable	33,486
Receivable for capital shares issued	304,951
Prepaid expenses	27,962

Total Assets	346,208,479

Liabilities:
Payable for capital shares redeemed	620,980
Payable upon return of securities loaned (Note 2)	15,886,092
Accrued expenses and other payables:
Investment advisory fees	89,620
Fund administration fees	13,022
Distribution fees	76,209
Administrative servicing fees	90,218
Accounting and transfer agent fees	25,874
Trustee fees	1,122
Custodian fees	1,834
Compliance program costs (Note 3)	128
Professional fees	23,130
Printing fees	47,417
Other	6,953

Total Liabilities	16,882,599

Net Assets	$329,325,880

Represented by:
Capital	$177,553,985
Accumulated undistributed net investment income	1,245,543
Accumulated net realized losses from investments	(8,094,810)
Net unrealized appreciation/(depreciation) from investments	158,621,162

Net Assets	$329,325,880

Net Assets:
Class A Shares	$228,935,777
Class C Shares	31,639,383
Institutional Service Class Shares	65,840,861
Institutional Class Shares	2,909,859

Total	$329,325,880

*	Includes value of securities on loan of $30,954,154 (Note 2).

163

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,898,382
Class C Shares	599,057
Institutional Service Class Shares	1,110,978
Institutional Class Shares	49,114

Total	5,657,531

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$58.73
Class C Shares (b)	$52.82
Institutional Service Class Shares	$59.26
Institutional Class Shares	$59.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$62.31

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

164

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$5,895,755
Income from securities lending (Note 2)	220,611
Interest income	4,731
Foreign tax withholding	(14,948)

Total Income	6,106,149

EXPENSES:
Investment advisory fees	1,059,125
Fund administration fees	153,809
Distribution fees Class A	589,708
Distribution fees Class C	315,181
Administrative servicing fees Class A	285,196
Administrative servicing fees Class C	33,143
Administrative servicing fees Institutional Service Class	90,339
Registration and filing fees	55,358
Professional fees	37,038
Printing fees	90,187
Trustee fees	10,297
Custodian fees	13,071
Accounting and transfer agent fees	124,517
Compliance program costs (Note 3)	1,433
Other	19,988

Total Expenses	2,878,390

NET INVESTMENT INCOME	3,227,759

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	711,493
Net change in unrealized appreciation/(depreciation) from investments	14,878,144

Net realized/unrealized gains from investments	15,589,637

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$18,817,396

The accompanying notes are an integral part of these financial statements.

165

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$3,227,759	$2,588,086
Net realized gains from investments	711,493	8,589,678
Net change in unrealized appreciation/(depreciation) from investments	14,878,144	(5,698,247)

Change in net assets resulting from operations	18,817,396	5,479,517

Distributions to Shareholders From:
Net investment income:
Class A	(1,736,796)	(1,855,935)
Class C	(122,551)	(114,191)
Institutional Service Class	(636,461)	(491,104)
Institutional Class	(22,383)	(7,246)

Change in net assets from shareholder distributions	(2,518,191)	(2,468,476)

Change in net assets from capital transactions	(55,513,771)	49,859,001

Change in net assets	(39,214,566)	52,870,042

Net Assets:
Beginning of year	368,540,446	315,670,404

End of year	$329,325,880	$368,540,446

Accumulated undistributed net investment income at end of year	$1,245,543	$509,127

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,938,201	$67,011,427
Dividends reinvested	1,669,018	1,793,048
Cost of shares redeemed	(70,252,889)	(63,477,072)

Total Class A Shares	(43,645,670)	5,327,403

Class C Shares
Proceeds from shares issued	4,946,836	13,705,759
Dividends reinvested	111,993	106,601
Cost of shares redeemed	(7,408,102)	(4,034,035)

Total Class C Shares	(2,349,273)	9,778,325

Institutional Service Class Shares
Proceeds from shares issued	23,781,765	53,190,736
Dividends reinvested	552,571	426,921
Cost of shares redeemed	(34,842,350)	(20,396,857)

Total Institutional Service Class Shares	(10,508,014)	33,220,800

Institutional Class Shares
Proceeds from shares issued	1,526,713	2,028,105
Dividends reinvested	21,858	7,068
Cost of shares redeemed	(559,385)	(502,700)

Total Institutional Class Shares	989,186	1,532,473

Change in net assets from capital transactions	$(55,513,771)	$49,859,001

166

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	452,818	1,183,829
Reinvested	30,625	32,923
Redeemed	(1,292,353)	(1,125,201)

Total Class A Shares	(808,910)	91,551

Class C Shares
Issued	99,331	265,307
Reinvested	2,272	2,184
Redeemed	(147,791)	(78,978)

Total Class C Shares	(46,188)	188,513

Institutional Service Class Shares
Issued	416,275	933,028
Reinvested	10,013	7,705
Redeemed	(640,481)	(363,193)

Total Institutional Service Class Shares	(214,193)	577,540

Institutional Class Shares
Issued	26,897	35,361
Reinvested	395	125
Redeemed	(9,999)	(8,642)

Total Institutional Class Shares	17,293	26,844

Total change in shares	(1,051,998)	884,448

The accompanying notes are an integral part of these financial statements.

167

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$55.34	0.55	3.22	3.77	(0.38)	(0.38)	$58.73	6.87%	$228,935,777	0.84%	0.99%		0.84%	28.15%
Year Ended October 31, 2015	$54.52	0.42	0.79	1.21	(0.39)	(0.39)	$55.34	2.23%	$260,510,175	0.79%	0.74%		0.79%	29.07%
Period Ended October 31, 2014 (h)	$52.46	0.05	2.01	2.06	–	–	$54.52	3.93%	$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014	$43.15	0.21	9.24	9.45	(0.14)	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%		0.93%	21.68%
Year Ended July 31, 2013	$34.34	0.14	8.72	8.86	(0.05)	(0.05)	$43.15	25.83%	$210,474,970	1.08%	0.37%		1.22%	33.00%
Year Ended July 31, 2012	$32.07	(0.02)	2.29	2.27	–	–	$34.34	7.05%	$170,515,922	1.08%	(0.07%	)	1.27%	30.00%

Class C Shares
Year Ended October 31, 2016	$49.98	0.12	2.91	3.03	(0.19)	(0.19)	$52.82	6.09%	$31,639,383	1.58%	0.24%		1.58%	28.15%
Year Ended October 31, 2015	$49.49	(0.02)	0.75	0.73	(0.24)	(0.24)	$49.98	1.48%	$32,248,108	1.53%	(0.05%	)	1.53%	29.07%
Period Ended October 31, 2014 (h)	$47.70	(0.04)	1.83	1.79	–	–	$49.49	3.75%	$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014	$39.38	–	8.32	8.32	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%	)	1.57%	21.68%
Year Ended July 31, 2013	$31.49	(0.08)	7.97	7.89	–	–	$39.38	25.06%	$13,930,080	1.68%	(0.23%	)	1.72%	33.00%
Year Ended July 31, 2012	$29.58	(0.20)	2.11	1.91	–	–	$31.49	6.42%	$11,111,107	1.68%	(0.67%	)	1.77%	30.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$55.85	0.68	3.24	3.92	(0.51)	(0.51)	$59.26	7.09%	$65,840,861	0.61%	1.23%		0.61%	28.15%
Year Ended October 31, 2015	$55.00	0.52	0.83	1.35	(0.50)	(0.50)	$55.85	2.47%	$74,005,595	0.56%	0.91%		0.56%	29.07%
Period Ended October 31, 2014 (h)	$52.91	0.08	2.03	2.11	(0.02)	(0.02)	$55.00	3.99%	$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014	$43.58	0.01	9.63	9.64	(0.31)	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%		0.68%	21.68%
Year Ended July 31, 2013	$34.63	0.25	8.80	9.05	(0.10)	(0.10)	$43.58	26.19%	$18,106,198	0.81%	0.64%		0.97%	33.00%
Year Ended July 31, 2012	$32.26	0.06	2.31	2.37	–	–	$34.63	7.35%	$7,575,853	0.81%	0.20%		1.02%	30.00%

Institutional Class Shares
Year Ended October 31, 2016	$55.83	0.71	3.30	4.01	(0.59)	(0.59)	$59.25	7.26%	$2,909,859	0.47%	1.28%		0.47%	28.15%
Year Ended October 31, 2015	$54.98	0.50	0.92	1.42	(0.57)	(0.57)	$55.83	2.60%	$1,776,568	0.42%	0.87%		0.42%	29.07%
Period Ended October 31, 2014 (h)	$52.88	0.10	2.03	2.13	(0.03)	(0.03)	$54.98	4.03%	$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (j)	$45.87	0.01	7.39	7.40	(0.39)	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%		0.48%	21.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

168

Notes to Financial Statements

October 31, 2016

1.   Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Service Class, Institutional Service Class, and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

169

Notes to Financial Statements (Continued)

October 31, 2016

●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security

170

Notes to Financial Statements (Continued)

October 31, 2016

trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2016. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$1,293,188	$—	$1,293,188
Collateralized Mortgage Obligations	—	3,301,674	—	3,301,674
Commercial Mortgage-Backed Securities	—	11,981,736	—	11,981,736
Corporate Bonds	—	238,288,128	—	238,288,128
Foreign Government Securities	—	19,710,582	—	19,710,582
Mortgage-Backed Securities	—	250,814,373	—	250,814,373
Municipal Bonds	—	8,213,365	—	8,213,365
Investment Companies	23,598,933	—	—	23,598,933
Repurchase Agreement	—	1,316,385	—	1,316,385
Short-term Investments	—	13,132	—	13,132
Supranational	—	13,013,662	—	13,013,662
U.S. Government Agency Securities	—	20,796,222	—	20,796,222
U.S. Treasury Obligations	—	324,280,077	—	324,280,077
Total Assets	$23,598,933	$893,022,524	$—	$916,621,457
Liabilities:
TBA Sale Commitments	$—	$(460,118)	$—	$(460,118)
Total Liabilities	$—	$(460,118)	$—	$(460,118)
Total	$23,598,933	$892,562,406	$—	$916,161,339

171

Notes to Financial Statements (Continued)

October 31, 2016

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$17,805,143	$—	$17,805,143
Air Freight & Logistics	—	6,584,424	—	6,584,424
Airlines	—	3,578,234	—	3,578,234
Auto Components	—	23,205,827	—	23,205,827
Automobiles	—	61,852,903	—	61,852,903
Banks	—	203,800,312	—	203,800,312
Beverages	13,205,638	26,807,706	—	40,013,344
Biotechnology	—	16,597,521	—	16,597,521
Building Products	—	14,023,694	—	14,023,694
Capital Markets	—	38,422,684	—	38,422,684
Chemicals	—	66,906,519	—	66,906,519
Commercial Services & Supplies	—	10,828,159	—	10,828,159
Communications Equipment	—	5,828,383	—	5,828,383
Construction & Engineering	—	15,593,334	—	15,593,334
Construction Materials	—	12,263,676	—	12,263,676
Consumer Finance	—	1,651,196	—	1,651,196
Containers & Packaging	—	2,252,346	—	2,252,346
Distributors	—	409,596	—	409,596
Diversified Consumer Services	—	246,301	—	246,301
Diversified Financial Services	—	12,159,959	—	12,159,959
Diversified Telecommunication Services	517,389	52,023,638	—	52,541,027
Electric Utilities	—	30,350,128	—	30,350,128
Electrical Equipment	—	25,221,500	—	25,221,500
Electronic Equipment, Instruments & Components	—	22,884,445	—	22,884,445
Energy Equipment & Services	—	2,732,154	—	2,732,154
Equity Real Estate Investment Trusts (REITs)	—	31,532,638	—	31,532,638
Food & Staples Retailing	—	30,685,584	—	30,685,584
Food Products	930,726	55,841,467	—	56,772,193
Gas Utilities	—	9,809,868	—	9,809,868
Health Care Equipment & Supplies	—	16,595,716	—	16,595,716
Health Care Providers & Services	—	12,112,726	—	12,112,726
Health Care Technology	—	876,415	—	876,415
Hotels, Restaurants & Leisure	459,128	22,956,648	—	23,415,776
Household Durables	—	18,801,400	—	18,801,400
Household Products	—	13,712,184	—	13,712,184
Independent Power and Renewable Electricity Producers	—	856,046	—	856,046
Industrial Conglomerates	2,156,637	27,728,852	—	29,885,489
Insurance	—	91,266,949	—	91,266,949
Internet & Direct Marketing Retail	—	2,518,632	—	2,518,632
Internet Software & Services	—	2,755,039	—	2,755,039
IT Services	—	11,674,409	—	11,674,409
Leisure Products	—	4,188,098	—	4,188,098
Life Sciences Tools & Services	—	2,263,662	—	2,263,662
Machinery	—	43,619,387	—	43,619,387
Marine	—	4,132,273	—	4,132,273
Media	—	19,635,211	—	19,635,211
Metals & Mining	—	47,505,772	—	47,505,772
Multiline Retail	—	5,525,587	—	5,525,587
Multi-Utilities	790,608	19,418,945	—	20,209,553

172

Notes to Financial Statements (Continued)

October 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$—	$82,896,750	$—	$82,896,750
Paper & Forest Products	—	3,994,485	—	3,994,485
Personal Products	—	31,002,434	—	31,002,434
Pharmaceuticals	219,363	138,348,349	—	138,567,712
Professional Services	—	18,498,979	—	18,498,979
Real Estate Management & Development	1,109,184	34,967,516	—	36,076,700
Road & Rail	—	21,285,706	—	21,285,706
Semiconductors & Semiconductor Equipment	4,239,300	13,284,930	—	17,524,230
Software	2,538,893	22,161,815	—	24,700,708
Specialty Retail	—	18,048,483	—	18,048,483
Technology Hardware, Storage & Peripherals	—	10,549,097	—	10,549,097
Textiles, Apparel & Luxury Goods	—	30,048,298	—	30,048,298
Tobacco	—	28,957,903	—	28,957,903
Trading Companies & Distributors	1,009,127	21,537,413	—	22,546,540
Transportation Infrastructure	71,982	10,417,140	—	10,489,122
Water Utilities	—	2,145,497	—	2,145,497
Wireless Telecommunication Services	—	33,010,167	—	33,010,167
Total Common Stocks	$27,247,975	$1,691,198,252	$—	$1,718,446,227
Futures Contracts	201,317	—	—	201,317
Preferred Stocks	—	9,593,622	—	9,593,622
Rights
Banks	115,899	—	—	115,899
Construction & Engineering	29,856	—	—	29,856
Diversified Financial Services	—	1	—	1
Wireless Telecommunication Services	—	13,302	—	13,302
Total Rights	$145,755	$13,303	$—	$159,058
Investment Company	1,065,231	—	—	1,065,231
Repurchase Agreement	—	25,150,323	—	25,150,323
Total Assets	$28,660,278	$1,725,955,500	$—	$1,754,615,778
Liabilities:
Futures Contracts	$(97,454)	$—	$—	$(97,454)
Total Liabilities	$(97,454)	$—	$—	$(97,454)
Total	$28,562,824	$1,725,955,500	$—	$1,754,518,324

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,169,318,868	$—	$—	$1,169,318,868
Investment Company	1,382,905	—	—	1,382,905
Repurchase Agreement	—	32,650,663	—	32,650,663
Total Assets	$1,170,701,773	$32,650,663	$—	$1,203,352,436
Liabilities:
Futures Contracts	$(1,425,342)	$—	$—	$(1,425,342)
Total Liabilities	$(1,425,342)	$—	$—	$(1,425,342)
Total	$1,169,276,431	$32,650,663	$—	$1,201,927,094

173

Notes to Financial Statements (Continued)

October 31, 2016

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,338,638,603	$—	$—	$2,338,638,603
Investment Company	267,674	—	—	267,674
Repurchase Agreement	—	6,319,846	—	6,319,846
Total Assets	$2,338,906,277	$6,319,846	$—	$2,345,226,123
Liabilities:
Futures Contracts	$(372,150)	$—	$—	$(372,150)
Total Liabilities	$(372,150)	$—	$—	$(372,150)
Total	$2,338,534,127	$6,319,846	$—	$2,344,853,973

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,400,639	$—	$—	$9,400,639
Air Freight & Logistics	3,084,851	—	—	3,084,851
Airlines	2,517,658	—	—	2,517,658
Auto Components	7,625,013	—	—	7,625,013
Automobiles	288,178	—	—	288,178
Banks	64,337,565	69,598	—	64,407,163
Beverages	1,316,681	—	—	1,316,681
Biotechnology	29,243,481	—	—	29,243,481
Building Products	7,021,639	—	—	7,021,639
Capital Markets	8,501,592	—	—	8,501,592
Chemicals	15,373,884	—	—	15,373,884
Commercial Services & Supplies	14,734,491	—	—	14,734,491
Communications Equipment	11,026,218	—	—	11,026,218
Construction & Engineering	5,752,928	—	—	5,752,928
Construction Materials	1,301,526	—	—	1,301,526
Consumer Finance	3,294,963	—	—	3,294,963
Containers & Packaging	1,006,322	—	—	1,006,322
Distributors	657,792	—	—	657,792
Diversified Consumer Services	6,209,895	—	—	6,209,895
Diversified Financial Services	738,231	—	—	738,231
Diversified Telecommunication Services	4,072,799	—	—	4,072,799
Electric Utilities	7,678,479	—	—	7,678,479
Electrical Equipment	4,383,816	—	—	4,383,816
Electronic Equipment, Instruments & Components	17,476,516	—	—	17,476,516
Energy Equipment & Services	6,382,458	—	—	6,382,458
Equity Real Estate Investment Trusts (REITs)	47,932,731	—	—	47,932,731
Food & Staples Retailing	3,719,128	—	—	3,719,128
Food Products	9,262,989	—	—	9,262,989
Gas Utilities	7,623,333	—	—	7,623,333
Health Care Equipment & Supplies	19,760,493	—	—	19,760,493
Health Care Providers & Services	13,476,805	—	—	13,476,805
Health Care Technology	3,279,728	—	—	3,279,728
Hotels, Restaurants & Leisure	18,736,859	—	—	18,736,859
Household Durables	7,847,893	—	—	7,847,893

174

Notes to Financial Statements (Continued)

October 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Household Products	$1,733,464	$—	$—	$1,733,464
Independent Power and Renewable Electricity Producers	3,774,798	—	—	3,774,798
Industrial Conglomerates	293,136	—	—	293,136
Insurance	14,614,314	—	—	14,614,314
Internet & Direct Marketing Retail	3,746,171	—	—	3,746,171
Internet Software & Services	15,666,515	—	—	15,666,515
IT Services	12,698,638	—	—	12,698,638
Leisure Products	1,946,610	49,096	—	1,995,706
Life Sciences Tools & Services	4,230,820	—	—	4,230,820
Machinery	21,412,963	—	—	21,412,963
Marine	778,966	—	—	778,966
Media	9,654,247	—	—	9,654,247
Metals & Mining	7,736,876	—	—	7,736,876
Mortgage Real Estate Investment Trusts (REITs)	7,444,863	—	—	7,444,863
Multiline Retail	1,166,529	—	—	1,166,529
Multi-Utilities	3,433,503	—	—	3,433,503
Oil, Gas & Consumable Fuels	13,816,481	—	—	13,816,481
Paper & Forest Products	3,674,947	—	—	3,674,947
Personal Products	2,135,980	—	—	2,135,980
Pharmaceuticals	11,014,320	—	—	11,014,320
Professional Services	8,313,684	—	—	8,313,684
Real Estate Management & Development	3,305,574	—	—	3,305,574
Road & Rail	3,195,740	—	—	3,195,740
Semiconductors & Semiconductor Equipment	23,644,538	—	—	23,644,538
Software	27,080,702	—	—	27,080,702
Specialty Retail	15,184,092	—	—	15,184,092
Technology Hardware, Storage & Peripherals	3,842,565	—	—	3,842,565
Textiles, Apparel & Luxury Goods	5,135,217	—	—	5,135,217
Thrifts & Mortgage Finance	13,735,659	—	—	13,735,659
Tobacco	1,248,027	—	—	1,248,027
Trading Companies & Distributors	6,749,021	—	—	6,749,021
Transportation Infrastructure	269,465	—	—	269,465
Water Utilities	2,155,463	—	—	2,155,463
Wireless Telecommunication Services	780,315	—	—	780,315
Total Common Stocks	$620,681,777	$118,694	$—	$620,800,471
Rights
Biotechnology	—	63,764	—	63,764
Wireless Telecommunications Services	—	—	75,609	75,609
Total Rights	$—	$63,764	$75,609	$139,373
Investment Company	2,378,068	—	—	2,378,068
Repurchase Agreement	—	56,146,681	—	56,146,681
Total Assets	$623,059,845	$56,329,139	$75,609	$679,464,593
Liabilities:
Futures Contracts	$(245,512)	$—	$—	$(245,512)
Total Liabilities	$(245,512)	$—	$—	$(245,512)
Total	$622,814,333	$56,329,139	$75,609	$679,219,081

175

Notes to Financial Statements (Continued)

October 31, 2016

NYSE Arca Tech 100 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$326,567,376	$—	$—	$326,567,376
Exchange Traded Fund	1,869,734	—	—	1,869,734
Investment Company	645,508	—	—	645,508
Repurchase Agreement	—	15,240,584	—	15,240,584
Total	$329,082,618	$15,240,584	$—	$344,323,202

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2016, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2016, International Index held 2 common stocks investments that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Small Cap Index

	Common Stocks	Rights	Total
Balance as of 10/31/15	$21,921	$63,512	$85,433
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	(47,699)	—	(47,699)
Change in Unrealized Appreciation/(Depreciation)	29,218	12,097	41,315
Purchases*	—	—	—
Sales	(3,440)	—	(3,440)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/16	$—	$75,609	$75,609
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/16**	$—	$12,097	$12,097

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of October 31, 2016, International Index had an overdrawn balance of $215,380 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note (5).

176

Notes to Financial Statements (Continued)

October 31, 2016

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies,” if applicable.

(d)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their objective(s). International Index is subject to equity price and currency risk in the normal course of pursuing its objective(s). Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

177

Notes to Financial Statements (Continued)

October 31, 2016

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2016

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized appreciation from futures contracts	$201,317
Total		$201,317
Liabilities:
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(97,454)
Total		$(97,454)

Mid Cap Market Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(1,425,342)
Total		$(1,425,342)

S&P 500 Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(372,150)
Total		$(372,150)

Small Cap Index

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts (a)
Equity risk	Unrealized depreciation from futures contracts	$(245,512)
Total		$(245,512)

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$4,466,506
Total	$4,466,506

178

Notes to Financial Statements (Continued)

October 31, 2016

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,769,561
Total	$3,769,561

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$6,526,863
Total	$6,526,863

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$840,508
Total	$840,508

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2016

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,656,060)
Total	$(1,656,060)

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(1,911,633)
Total	$(1,911,633)

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(2,572,596)
Total	$(2,572,596)

179

Notes to Financial Statements (Continued)

October 31, 2016

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$(913,071)
Total	$(913,071)

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2016:

International Index

Futures Contracts:
Average Notional Balance Long	$23,853,943

Mid Cap Market Index

Futures Contracts:
Average Notional Balance Long	$35,926,580

S&P 500 Index

Futures Contracts:
Average Notional Balance Long	$45,963,653
Small Cap Index

Futures Contracts:
Average Notional Balance Long	$19,124,024

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2016, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(e)	Securities Lending

During the year ended October 31, 2016, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends or interest while on loan, in lieu of income which is included as “Dividend income” or “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under

180

Notes to Financial Statements (Continued)

October 31, 2016

“Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2016, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Bond Index	$1,372,140
International Index	26,215,554
Mid Cap Market Index	34,033,568
S&P 500 Index	6,587,520
Small Cap Index	58,524,749
NYSE Arca Tech 100 Index	15,886,092

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2016, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended October 31, 2016, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The

181

Notes to Financial Statements (Continued)

October 31, 2016

underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2016, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $251,902,239, collateralized by U.S. Treasury Notes, ranging from 2.25% — 3.50%, maturing 11/30/17 — 05/15/24; total market value $256,938,007.

At October 31, 2016, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bond Index	BNP Paribas Securities Corp.	$1,316,385	$—	$1,316,385	$(1,316,385)	$—
International Index	BNP Paribas Securities Corp.	25,150,323	—	25,150,323	(25,150,323)	—
Mid Cap Market Index	BNP Paribas Securities Corp.	32,650,663	—	32,650,663	(32,650,663)	—
S&P 500 Index	BNP Paribas Securities Corp.	6,319,846	—	6,319,846	(6,319,846)	—
Small Cap Index	BNP Paribas Securities Corp.	56,146,681	—	56,146,681	(56,146,681)	—
NYSE Arca Tech 100 Index	BNP Paribas Securities Corp.	15,240,584	—	15,240,584	(15,240,584)	—

Amounts designated as “—” are zero.

*	At October 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated

182

Notes to Financial Statements (Continued)

October 31, 2016

amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain / loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to expiration of capital loss carryfrowards, non-taxable dividends, and paydown reclass. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended October 31, 2016 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond Index	$—	$1,791,159	$(1,791,159)
International Index	—	284,271	(284,271)
Mid Cap Market Index	—	472,710	(472,710)
S&P 500 Index	—	(469,092)	469,092
Small Cap Index	(186)	(347,314)	347,500
NYSE Arca Tech 100 Index	(16,981,060)	26,848	16,954,212

Amounts designated as “—” are zero or have been rounded to zero.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions

183

Notes to Financial Statements (Continued)

October 31, 2016

taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

184

Notes to Financial Statements (Continued)

October 31, 2016

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2016, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	$3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	$3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	$3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	$3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	$3 billion and more	0.16%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	$500 million and more	0.20%

Effective May 1, 2016, the Trust and NFA have entered into a written contract waiving 0.01% and 0.02% of investment advisory fees of Mid Cap Market Index and Small Cap Index, respectively, until April 30, 2017. During the period ended October 31, 2016, the waiver of such investment advisory fees by NFA for Mid Cap Market Index and Small Cap Index amounted to $61,454 and $64,713, respectively, for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2016, the effective advisory fee rates before and after contractual advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond Index	0.20%	N/A	0.20%
International Index	0.24	N/A	0.24
Mid Cap Market Index	0.21	0.20%	0.20
S&P 500 Index	0.12	N/A	0.12
Small Cap Index	0.19	0.18	0.18
NYSE Arca Tech 100 Index	0.32	N/A	0.32
N/A	— Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid

185

Notes to Financial Statements (Continued)

October 31, 2016

pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until March 31, 2017.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34
Mid Cap Market Index	All Classes	0.30
S&P 500 Index	All Classes	0.21
Small Cap Index	All Classes	0.28
NYSE Arca Tech 100 Index	All Classes	0.68	(a)
(a)	For the period April 1, 2016 through October 31, 2016. Pursuant to an amendment to the Expense Limitation Agreement, the Fund’s class specific expense limitation was replaced with a Fund expense limitation effective April 1, 2016 through March 31, 2017.

Prior to April 1, 2016, the Trust and NFA had a written Expense Limitation Agreement that limited NYSE Arch Tech 100’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts:

Fund	Class A	Class C	Institutional Service Class	Institutional Class
NYSE Arca Tech 100 Index	1.08%	1.68%	0.83%	0.68%

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2016, the cumulative potential reimbursements for Small Cap Index, listed by the period or year in which NFA waived fees or reimbursed expenses to Small Cap Index are:

Fund	Fiscal Year 2014 Amount	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Total
Small Cap Index	$—	$—	$3,961	$3,961

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2016, excluding Small Cap Index, there were no cumulative potential reimbursements which could be reimbursed to NFA.

During the year ended October 31, 2016, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

186

Notes to Financial Statements (Continued)

October 31, 2016

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2016, NFM earned $2,217,639 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2016, the Funds’ aggregate portion of such costs amounted to $31,122.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)	Service Class Shares
Bond Index	0.25%	1.00%	N/A	N/A
International Index	0.25	1.00	0.50%	N/A
Mid Cap Market Index	0.25	1.00	0.50	N/A
S&P 500 Index	0.25	1.00	0.50	0.15%
Small Cap Index	0.25	1.00	0.50	N/A
NYSE Arca Tech 100 Index	0.25	1.00	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These

187

Notes to Financial Statements (Continued)

October 31, 2016

fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Class A sales charges range from 0.00% to 5.75%, and Bond Index Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2016, the Funds imposed front-end sales charges of $362,990. From these fees, NFD retained a portion amounting to $49,411.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2016, the Funds imposed CDSCs of $3,278. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2016, the effective rates for administrative services fees were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Service Class Shares
Bond Index	0.16%	0.07%	N/A	N/A	N/A
International Index	0.16	0.08	0.19%	N/A	N/A
Mid Cap Market Index	0.17	0.10	0.20	N/A	N/A
S&P 500 Index	0.18	0.07	0.14	0.25%	0.25%
Small Cap Index	0.15	0.10	0.05	N/A	N/A
NYSE Arca Tech 100 Index	0.12	0.11	N/A	0.14	N/A

N/A — Not Applicable.

For the year ended October 31, 2016, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond Index	$288,667
International Index	260,415
Mid Cap Market Index	525,669
S&P 500 Index	1,662,940
Small Cap Index	188,883
NYSE Arca Tech 100 Index	408,678

188

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	93.05%
International Index	94.37
Mid Cap Market Index	81.50
S&P 500 Index	79.08
Small Cap Index	87.11
NYSE Arca Tech 100 Index	0.30

Cross trades for the year ended October 31, 2016 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended October 31, 2016, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Mid Cap Market Index	$377,890	$3,063,878	$1,262,518
S&P 500 Index	121,440	—	—
Small Cap Index	5,664	—	—

Amounts designated as “—” are zero or have been rounded to zero.

4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2016 were as follows:

Affiliated Issuer	Market Value at October 31, 2015	Purchases at Cost	Sales Proceeds	Market Value at October 31, 2016	Principal Amount at October 31, 2016	Interest Income	Realized Gain/ (Loss)
Nationwide Financial Services, Inc.	$76,875	$—	$—	$79,125	$75,000	$5,063	$—

Amounts designated as “—” are zero or have been rounded to zero.

5.  Line of Credit

Effective July 14, 2016, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the

189

Notes to Financial Statements (Continued)

October 31, 2016

Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the year ended October 31, 2016, the Funds had no borrowings under the line of credit.

6.  Investment Transactions

For the year ended October 31, 2016, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond Index	$1,269,555,364	$1,393,395,758
International Index	195,965,566	103,698,910
Mid Cap Market Index	218,970,461	280,241,250
S&P 500 Index	185,337,829	337,174,315
Small Cap Index	101,994,707	176,652,384
NYSE Arca Tech 100 Index	94,195,756	147,543,714

*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2016, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$168,140,204	$215,111,968

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of

190

Notes to Financial Statements (Continued)

October 31, 2016

shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

Bond Index, along with certain series of NVIT, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, Bond Index investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to Bond Index.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

10.  Other

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	50.80%	3	(a)
International Index	60.94	3	(a)
Mid Cap Market Index	42.08	3	(a)
S&P 500 Index	43.29	3	(a)
Small Cap Index	40.28	2	(a)
NYSE Arca Tech 100 Index	38.40	3
(a)	Each such account is the account of an affiliated fund.

191

Notes to Financial Statements (Continued)

October 31, 2016

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2016, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
NYSE Arca Tech 100 Index	$14,743

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$22,817,819	$2,150,726	$24,968,545	$—	$24,968,545
International Index	50,807,778	14,767,190	65,574,968	—	65,574,968
Mid Cap Market Index	13,682,744	128,756,475	142,439,219	—	142,439,219
S&P 500 Index	47,574,152	220,159,450	267,733,602	—	267,733,602
Small Cap Index	10,433,573	67,604,630	78,038,203	—	78,038,203
NYSE Arca Tech 100 Index	2,518,191	—	2,518,191	—	2,518,191

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$23,784,423	$6,499,984	$30,284,407	$—	$30,284,407
International Index	55,758,834	5,247,530	61,006,364	—	61,006,364
Mid Cap Market Index	18,778,337	82,747,077	101,525,414	—	101,525,414
S&P 500 Index	58,269,385	100,964,473	159,233,858	—	159,233,858
Small Cap Index	15,784,576	48,620,274	64,404,850	—	64,404,850
NYSE Arca Tech 100 Index	2,468,476	—	2,468,476	—	2,468,476

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

192

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$1,634,136	$1,086,946	$2,721,082	$(1,652,145)	$—	$26,507,883	$27,576,820
International Index	13,848,292	2,433,478	16,281,770	—	—	3,877,304	20,159,074
Mid Cap Market Index	6,016,873	97,653,627	103,670,500	—	—	234,208,159	337,878,659
S&P 500 Index	14,832,179	124,537,499	139,369,678	—	—	791,245,490	930,615,168
Small Cap Index	2,858,337	38,338,792	41,197,129	—	—	77,114,445	118,311,574
NYSE Arca Tech 100 Index	1,245,543	—	1,245,543	—	(255,945)	150,782,297	151,771,895
*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$890,115,415	$28,697,891	$(2,191,849)	$26,506,042
International Index	1,750,407,372	295,672,047	(291,664,958)	4,007,089
Mid Cap Market Index	969,144,277	327,595,872	(93,387,713)	234,208,159
S&P 500 Index	1,553,980,633	877,113,356	(85,867,866)	791,245,490
Small Cap Index	602,350,148	163,236,874	(86,122,429)	77,114,445
NYSE Arca Tech 100 Index	193,540,905	156,828,918	(6,046,621)	150,782,297

As of October 31, 2016, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
NYSE Arca Tech 100 Index	$255,945	Unlimited

During the year ended October 31, 2016, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
NYSE Arca Tech 100 Index	$—	$16,996,965

Amount designated as “—” is zero or has rounded to zero.

193

Notes to Financial Statements (Continued)

October 31, 2016

12.  Subsequent Events

Effective December 6, 2016, Bond Index, International Index, Mid Cap Index and Small Cap Index began offering Institutional Service Class shares.

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements

194

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (six series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, underlying funds’ transfer agent, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

195

Supplemental Information

October 31, 2016 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Mid Cap Market Index	83.70%
S&P 500 Index	98.68
Small Cap Index	57.53
NYSE Arca Tech 100 Index	100.00

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond Index	$2,150,726
International Index	14,767,190
Mid Cap Market Index	128,756,475
S&P 500 Index	220,159,450
Small Cap Index	67,604,630

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2016, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$60,139,944	$0.2513

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2016, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$3,303,027	$0.0138

196

Management Information

October 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

197

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

198

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

199

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

200

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

201

Management Information (Continued)

October 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

202

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

203

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

204

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

205

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

206

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

207

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

208

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

209

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-IDX 12/16

Annual Report

October 31, 2016

Nationwide Mutual Funds

International Funds

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Amundi World Bond Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Emerging Markets Debt Fund

Nationwide Global Equity Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Nationwide Funds® Annual Report

Nationwide Funds®

Message to Investors

October 31, 2016

Dear Investor,

Despite a volatile start to 2016 and a historic U.S. presidential election, the market stabilized throughout the year and continues to move into positive territory.

For the annual reporting period, the broad U.S. stock market as measured by the S&P 500® Index increased 4.51 percent. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measurement of U.S. fixed-income investment performance, produced a 4.37 percent return for the same time period. These returns show consistent, steady growth.

It is important to note that changes in The White House historically have not had much sustained impact on market performance. Yet concerns about volatility persist, weighing heavily on investor sentiment. Economic data in the U.S. remains positive, however, and several indicators suggest the U.S. economy is poised for better performance in the quarters ahead.

The tightening labor market, combined with rising wages, could boost consumer spending while better-than-expected corporate earnings may help revive business investment. This additional growth typically helps sustain economic expansion.

Globally a fair amount of uncertainty exists, ranging from Brexit negotiations to various recovering economies and markets, including those of China and Brazil. While such external factors generally have had a minimal impact on U.S. economic activity, they have to some degree influenced the Federal Reserve’s decision to delay raising interest rates.

We believe the Fed will be cautious in raising rates, but we anticipate market volatility as the Fed begins tightening. Nevertheless, rising rates underscore the strength and stability of the U.S. economy. Looking to 2017, we expect the U.S. to set the pace for global growth with overseas volatility creating some resistance.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. We believe that the best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets and committed to helping them make informed investment decisions. Underscoring our commitment, we recently earned the DALBAR 2016 Communication Seal of Excellence for our investor website, www.nationwide.com/mutualfunds.

As always, thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual period ended October 31, 2016, nearly every asset class delivered positive returns despite challenging headlines and worries about the health of the global economy. Domestic equities were positive, with the S&P 500® Index (S&P 500) returning 4.51% for the reporting period. International equities were mixed during the period on sluggish economic growth, volatile oil prices and reaction to the June 2016 vote by the United Kingdom to exit the European Union (an action known as the “Brexit”). The MSCI EAFE® Index registered -3.23%, while the MSCI Emerging Markets® Index returned 9.27% for the reporting period. Emerging markets outperformed developed markets after significant underperformance in the preceding year, as the U.S. dollar stabilized and commodity prices rebounded. Fixed-income investment returns rallied during the reporting period, through a combination of lower long-term interest rates and stable credit spreads.

In the United States, equity markets gained during the reporting period despite a sluggish gross domestic product (GDP) growth rate, weak earnings and uncertainty around the timing of the Federal Reserve’s (Fed) interest rate cycle. Investors were encouraged by the improvement in economic and earnings growth by the end of the period. GDP growth was 0.9%, 0.8% and 1.4%, respectively, in the December 2015, March 2016 and June 2016 quarters, but rose to 2.9% by the September 2016 quarter. Current consensus expectations are for an improvement in economic and earnings growth in 2017.

Following the initial Fed rate hike in December 2015, Fed officials had signaled an expectation for four additional rate hikes in 2016. After equity market weakness in January and February, however, and in reaction to the uncertainty caused by the Brexit vote, expectations for rate hikes have been reset, with the market now pricing in only a single hike at the December meeting and between one and two more in 2017. Long-term rates also fell during the reporting period, with the 10-year yield falling 0.32% and ending the period at 1.82%, though the yield did increase materially from the July low of 1.36%.

The S&P 500 ended the annual reporting period near its all-time high, producing a positive return in eight of the 12 months.

Despite the choppiness of the markets in the first half of 2016, the S&P 500 ended the reporting period at 2126.15, just 2.92% shy of its all-time high set in August 2016. The weakest month during the reporting period was January, with the S&P 500 registering -4.96%; the brief downturn was offset by the Index’s 6.78% return in March. The best-performing sectors for the S&P 500 during the reporting period were utilities, with 10.9%, and information technology, with 8.1%. Utilities benefited from lower interest rates, while technology moved in anticipation of stronger global growth. The weakest sectors during the reporting period were health care, down 6.1%, and consumer discretionary, down 4.2%. Health care was weak due to political pressure on pricing and uncertainty surrounding the Affordable Care Act, while consumer discretionary was affected by weak earnings. Large-capitalization and small-cap stocks performed largely in line, while value investments outperformed those with a growth strategy.

U.S. economic activity remains relatively supportive for equity market returns.

GDP growth and corporate profits are expected to accelerate in 2017. Inflation remains below long-term averages, although it is beginning to increase. The U.S. Consumer Price Index (CPI) was below 1.5% throughout the reporting period, and the core CPI (excludes food and energy) was below 2.5% compared with a year ago. The employment environment continues to be strong; during the reporting period, the unemployment rate slightly improved at 4.9% and the wage growth rate began to improve.

International stocks underperformed U.S. stocks during the reporting period, continuing a trend of underperformance. The S&P 500 has outperformed the MSCI EAFE Index in 10 of the

2

Economic Review (con’t.)

past 12 quarters, and in 24 of the 30 quarters since the market bottom in 2009. The stimulative action by foreign central banks, including a quantitative easing program instituted by the European Central Bank, appears to be stabilizing economic growth, although there is growing uncertainty surrounding the impact from the Brexit. These collective central bank actions, along with the benefit of the weakening euro relative to the U.S. dollar, give investors hope in the recovery of European economic growth later this year.

Performance in fixed-income markets during the reporting period was strong, as interest rates fell and credit spreads improved. Long-term Treasury yields fell sharply from 2.14% to 1.82% during the reporting period. Longer-term bonds outperformed shorter-term, as the spread between the 10-year and 2-year bond narrowed by 0.43%. Credit spreads narrowed in reaction to the improving economic and earnings environment.

Index	Annual Total Return (as of October 31, 2016)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	1.31%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	5.96%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	10.23%
Bloomberg Barclays Municipal Bond	4.06%
Bloomberg Barclays U.S. Aggregate Bond	4.37%
Bloomberg Barclays U.S. Corporate High Yield	10.14%
MSCI EAFE®	-3.23%
MSCI Emerging Markets®	9.27%
MSCI World ex USA	-2.27%
Russell 1000® Growth	2.28%
Russell 1000® Value	6.37%
Russell 2000®	4.11%
S&P 500®	4.51%

Source: Morningstar

3

Fund Commentary	Nationwide Amundi Global High Yield Fund

For the period from the Fund’s inception on November 2, 2015, through October 31, 2016, the Nationwide Amundi Global High Yield Fund (Institutional Class) returned 9.11% versus 11.61% (for the same period) for its benchmark, the BofA Merrill Lynch Global High Yield Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 675 funds as of October 31, 2016) was 10.06% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. economy continued to grow modestly, registering 1.5% real GDP growth during the twelve months ended September 30, 2016. As the month of October is not the end of a quarter, GDP data for the twelve months ended October 30, 2016 is not available. The impact of slowing business fixed investment and changes in business inventories weighed on the growth rate while personal consumption was a significant positive contributor to growth. The labor market remains a bright spot for the U.S. economy and continues to move closer to full employment. Over the past twelve months, the unemployment rate declined modestly from 5.0% to 4.9% and annual wage growth, as measured by average hourly earnings, increased from 2.6% to 2.8%. Consumer price inflation (Core CPI) increased from 1.9% in October 2015 to 2.2% in September 2016.

As the labor market continued to heal and inflation firmed into late 2015, the Federal Reserve indicated an increased likelihood of increasing the Federal Funds rate. After delaying for most of 2015, the Federal Reserve increased the target range for the Federal Funds rate in December from 0.00–0.25% to 0.25%–0.50%.

Although the Federal Reserve emphasized that the pace of further increases in the Federal Funds target rate would be gradual, in early 2016 markets began to worry about additional rate increases and the ability of China to successfully manage through an economic slowdown. Risk assets performed poorly through February 11, 2016, with spread widening driven by the Energy and Metals & Mining sectors. Within the Bank of

America Merrill Lynch Global High Yield Index, U.S. high yield, European high yield and high yield-rated emerging market corporate credit spreads spiked to levels of 888 basis points, 615 basis points and 1,012 basis points.

In response to market reactions and corresponding tighter financial conditions, the Fed and other global central banks (Bank of England, European Central Bank and Bank of Japan) maintained accommodative policy stances throughout 2016, continuing to communicate a slow and data-dependent pace of monetary policy tightening. Risk assets rebounded through the remainder of the reporting period and even shook off a brief period of elevated market volatility around the surprise “Brexit” vote outcome from the U.K. referendum in June.

For the twelve months ended October 31, 2016, the average spread on the Bank of America Merrill Lynch Global High Yield Index narrowed 115 basis points (from 603 to 488), with the average spread for U.S. high yield, European high yield and high yield-rated emerging market corporate credit components having narrowed 94 basis points, 85 basis points and 207 basis points, respectively. The 10-year Treasury yield decreased from 2.14% to 1.83%, in part driven by low and declining yields in other developed bond markets. Over the same time period, the Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. In addition, the Fund utilized credit default swap contracts to manage broad credit market spread exposure. While the Euro dollar ended the period at a level close to where it began, it experienced significant volatility over the nearly twelvemonth period, which the hedge mitigated. With regard to the British pound hedge, the pound fell significantly versus the US dollar during the nearly twelve-month period, and that decline would have been a drag on performance without the hedge.

The corporate credit team utilizes a relative value-driven investment process supported by an active management style that focuses on security

4

Fund Commentary (con’t.)	Nationwide Amundi Global High Yield Fund

selection and sector rotation. The Fund was exposed to all three of the components of the global high-yield market — U.S. high yield, European high yield, and high yield-rated emerging market corporate credit — to varying degrees during the year. It also held off-index exposure to leverage loans. All currency exposure is hedged back to the U.S. Dollar. Duration is generally an output of the investment process rather than an input. Our decision to hold bank loans rather than high-yield bonds is generally not a duration-based decision but a relative credit spread decision.

Overall, security selection and sector allocation themes were positive contributors to the Fund’s absolute performance. The Fund’s underweight in Energy was helpful for the first three to four months of the Fund year; it became a headwind that detracted from performance once energy prices stabilized and began to rally off their February 2016 lows. The Steel sector, which was the highest-performing sector in the benchmark for the period, was a positive contributor for the fund year, contributing performance both from the Fund’s sector overweight as well as on a security selection basis.

Subadviser:

Amundi Smith Breeden, LLC

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Amundi Global High Yield Fund

Asset Allocation†

Corporate Bonds	92.9%
Loan Participations	4.6%
Repurchase Agreement	1.9%
Investment Company	0.1%
Forward Foreign Currency Contracts	(0.1)%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries††

Hotels, Restaurants & Leisure	10.2%
Metals & Mining	7.9%
Diversified Telecommunication Services	5.6%
Oil, Gas & Consumable Fuels	5.5%
Health Care Providers & Services	5.4%
Airlines	4.3%
Banks	3.8%
Communications Equipment	3.7%
Energy Equipment & Services	3.5%
Commercial Services & Supplies	3.3%
Other Industries*	46.8%
100.0%

Top Holdings††

Mercury Bondco plc, 8.25%, 05/30/21	2.3%
Golden Nugget, Inc., 8.50%, 12/01/21	2.1%
JC Penney Corp., Inc., 8.13%, 10/01/19	2.0%
Air Canada, 7.75%, 04/15/21	1.9%
JBS USA LUX SA/JBS USA Finance, Inc., 5.75%, 06/15/25	1.9%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20	1.8%
SFR Group SA, 7.38%, 05/01/26	1.7%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 8.00%, 10/01/20	1.7%
Mohegan Tribal Gaming Authority, 7.88%, 10/15/24	1.7%
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22	1.7%
Other Holdings*	81.2%
100.0%

Top Countries†

United States	61.7%
Brazil	5.0%
France	4.6%
United Kingdom	4.2%
Canada	3.5%
Italy	2.9%
Luxembourg	2.2%
Mexico	2.1%
Colombia	1.8%
Netherlands	1.8%
Other Countries*	10.2%
100.0%

Objective

The Fund seeks total return.

Highlights

•

For the period from the Fund’s inception on November 2, 2015, through October 31, 2016, the Nationwide Amundi Global High Yield Fund (Institutional Class) returned 9.11%, underperforming the 11-month benchmark performance by 2.50% and the 11-month Lipper peer category median by 0.95%

•

The Fund’s underweight in Energy, after helping performance in the early months of the Fund’s fiscal year, became a headwind that detracted when energy prices stabilized and began to rally off their February 2016 lows

•

Security selection and sector allocation themes were positive contributors to the Fund’s absolute performance; the Steel sector contributed from the Fund’s sector overweight as well as on a security selection basis

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	Nationwide Amundi Global High Yield Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		Inception*
Class A	w/o SC1	8.83%	[2]
	w/SC3	6.38%	[2]
Class C	w/o SC1	7.95%	[2]
	w/SC4	6.95%	[2]
Institutional Service Class[5]		9.09%	[2]
Institutional Class[5]		9.11%	[2]
BofA Merrill Lynch Global High Yield Index		11.61%
CPI		1.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.33%	1.20%
Class C	2.08%	1.95%
Institutional Service Class	1.08%	0.95%
Institutional Class	0.83%	0.70%

^	Current effective prospectus dated March 1, 2016 . The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

7

Fund Performance (con’t.)	Nationwide Amundi Global High Yield Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Amundi Global High Yield Fund from inception through 10/31/16 versus the BofA Merrill Lynch (BofAML) Global High Yield Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Amundi Global High Yield Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Global High Yield Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,067.30	4.94	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.36	4.82	0.95
Class C Shares	Actual	(a)	1,000.00	1,062.30	8.81	1.70
	Hypothetical	(a)(b)	1,000.00	1,016.59	8.62	1.70
Institutional Service Shares	Actual	(a)	1,000.00	1,068.60	3.64	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.62	3.56	0.70
Institutional Class Shares	Actual	(a)	1,000.00	1,067.50	3.64	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.62	3.56	0.70

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

9

Statement of Investments

October 31, 2016

Nationwide Amundi Global High Yield Fund

Corporate Bonds 92.9%

	Principal Amount		Market Value

Aerospace & Defense 1.9%
Bombardier, Inc., 7.50%, 03/15/25 (a)		$1,200,000	$1,074,000
Kratos Defense & Security Solutions, Inc., 7.00%, 05/15/19		2,250,000	2,047,500

			3,121,500

Airlines 4.3%
Air Canada, 7.75%, 04/15/21 (a)		2,850,000	3,127,875
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20 (a)		2,970,000	2,925,450
Virgin Australia Holdings Ltd., 7.88%, 10/15/21 (a)		905,000	925,091

			6,978,416

Auto Components 3.2%
Adient Global Holdings Ltd.
3.50%, 08/15/24 (a)	EUR	920,000	1,003,497
4.88%, 08/15/26 (a)		$1,630,000	1,603,268
Deck Chassis Acquisition, Inc., 10.00%, 06/15/23 (a)		1,015,000	1,055,600
IHO Verwaltungs GmbH, 3.25%, 09/15/23 (a)(b)	EUR	455,000	507,029
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (a)		840,000	980,895

			5,150,289

Banks 3.7%
Citigroup, Inc., Series R, 6.12%, 11/15/20 (c)		$1,955,000	2,043,757
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (a)		940,000	895,158
Societe Generale SA, 4.75%, 11/24/25 (a)		2,140,000	2,203,543
Standard Chartered plc, 7.50%, 04/02/22 (a)(c)		865,000	870,947

			6,013,405

Building Products 0.9%
Builders FirstSource, Inc., 5.63%, 09/01/24 (a)		1,400,000	1,414,000

Capital Markets 1.8%
Charles Schwab Corp. (The), Series E, 4.62%, 03/01/22 (c)		1,210,000	1,205,463
Goldman Sachs Group, Inc. (The), Series M, 5.38%, 05/10/20 (c)		1,750,000	1,758,750

			2,964,213

Corporate Bonds (continued)

	Principal Amount		Market Value

Chemicals 1.4%
Axalta Coating Systems LLC, 4.25%, 08/15/24 (a)	EUR	305,000	$346,615
Platform Specialty Products Corp., 10.38%, 05/01/21 (a)		$1,750,000	1,890,000

			2,236,615

Commercial Services & Supplies 3.3%
AMN Healthcare, Inc., 5.13%, 10/01/24 (a)		1,000,000	1,015,000
GFL Environmental, Inc., 9.88%, 02/01/21 (a)		1,370,000	1,500,150
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23 (a)		500,000	531,250
Verisure Holding AB, Reg. S, 6.00%, 11/01/22	EUR	2,000,000	2,387,606

			5,434,006

Communications Equipment 3.7%
Altice US Finance I Corp., 5.50%, 05/15/26 (a)		$730,000	744,600
Avaya, Inc., 7.00%, 04/01/19 (a)		1,100,000	893,750
Cable Communications Systems NV, 5.00%, 10/15/23 (a)	EUR	400,000	450,965
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24 (a)	GBP	1,095,000	1,314,766
Ziggo Secured Finance BV, 5.50%, 01/15/27 (a)		$2,660,000	2,626,750

			6,030,831

Computers & Peripherals 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 06/15/26 (a)		1,555,000	1,695,036

Construction Materials 1.0%
Cemex Finance LLC, 4.63%, 06/15/24 (a)	EUR	730,000	823,342
St Marys Cement, Inc. Canada, 5.75%, 01/28/27 (a)		$750,000	757,237

			1,580,579

Consumer Finance 0.5%
Ally Financial, Inc., 5.75%, 11/20/25		835,000	854,831

Containers & Packaging 0.9%
ARD Finance SA, 7.13%, 09/15/23 (a)(b)		1,500,000	1,485,000

10

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Diversified Financial Services 3.1%
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (a)		GBP 775,000	$917,296
Double Eagle Acquisition Sub, Inc., 7.50%, 10/01/24 (a)		$425,000	437,750
Mercury Bondco plc, Reg. S, 8.25%, 05/30/21 (b)	EUR	3,200,000	3,688,440

			5,043,486

Diversified Telecommunication Services 5.6%
Frontier Communications Corp.
7.13%, 01/15/23		$1,000,000	899,375
11.00%, 09/15/25		300,000	307,170
Intelsat Luxembourg SA, 6.75%, 06/01/18		3,000,000	2,055,000
SFR Group SA, 7.38%, 05/01/26 (a)		2,800,000	2,828,000
Virgin Media Finance plc, Reg. S, 4.50%, 01/15/25	EUR	1,600,000	1,741,471
Windstream Services LLC, 7.75%, 10/01/21 (d)		$1,345,000	1,333,231

			9,164,247

Energy Equipment & Services 3.4%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.63%, 05/01/21		1,610,000	1,642,200
Petrobras Global Finance BV
8.38%, 05/23/21		425,000	470,177
8.75%, 05/23/26		465,000	523,823
6.88%, 01/20/40		775,000	693,625
6.75%, 01/27/41		500,000	442,975
Sunoco LP/Sunoco Finance Corp.
6.25%, 04/15/21		410,000	420,250
6.38%, 04/01/23		1,415,000	1,446,837

			5,639,887

Equity Real Estate Investment Trusts (REITs) 0.7%
Communications Sales & Leasing, Inc./CSL Capital LLC, 6.00%, 04/15/23 (a)		1,130,000	1,172,375

Food & Staples Retailing 1.8%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 02/15/19 (a)		2,300,000	1,995,250
Fresh Market, Inc. (The), 9.75%, 05/01/23 (a)		1,190,000	1,014,475

			3,009,725

Food Products 2.5%
BRF GmbH, 4.35%, 09/29/26 (a)		925,000	894,475

Corporate Bonds (continued)

	Principal Amount		Market Value

Food Products (continued)
JBS USA LUX SA/JBS USA Finance, Inc., 5.75%, 06/15/25 (a)		$3,190,000	$3,126,200

			4,020,675

Health Care Providers & Services 5.4%
HCA, Inc., 5.88%, 02/15/26		1,760,000	1,848,000
HealthSouth Corp., 5.13%, 03/15/23		1,092,000	1,102,920
HomeVi SAS, 4.25%, 11/15/21 (a)(e)	EUR	420,000	467,971
Quorum Health Corp., 11.63%, 04/15/23 (a)		$3,445,000	2,497,625
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23 (a)		1,330,000	1,348,287
Surgery Center Holdings, Inc., 8.88%, 04/15/21 (a)		755,000	804,075
Vizient, Inc., 10.38%, 03/01/24 (a)		715,000	797,225

			8,866,103

Hotels, Restaurants & Leisure 10.2%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope
8.00%, 10/01/20		2,715,000	2,816,812
11.00%, 10/01/21		1,230,000	1,322,250
ESH Hospitality, Inc., 5.25%, 05/01/25 (a)		1,285,000	1,272,150
Gamenet Group SpA, 6.00%, 08/15/21 (a)	EUR	170,000	189,417
Golden Nugget, Inc., 8.50%, 12/01/21 (a)		$3,250,000	3,412,500
Grupo Posadas SAB de CV, 7.88%, 06/30/22 (a)		2,500,000	2,588,750
Mohegan Tribal Gaming Authority, 7.88%, 10/15/24 (a)		2,765,000	2,806,475
Pinnacle Entertainment, Inc., 5.63%, 05/01/24 (a)		1,720,000	1,732,900
TVL Finance plc, 8.50%, 05/15/23 (a)	GBP	415,000	530,310

			16,671,564

Household Durables 1.1%
KB Home, 7.00%, 12/15/21		$1,680,000	1,801,800

Independent Power and Renewable Electricity Producers 0.7%
NRG Energy, Inc., 6.63%, 01/15/27 (a)		1,260,000	1,180,066

11

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Insurance 1.2%
CNO Financial Group, Inc., 5.25%, 05/30/25		$2,000,000	$2,020,000

Internet Software & Services 0.8%
EarthLink Holdings Corp., 8.88%, 05/15/19		1,236,000	1,266,900

Leisure Equipment & Products 1.4%
Cirsa Funding Luxembourg SA, Reg. S, 5.88%, 05/15/23	EUR	2,000,000	2,288,809

Machinery 0.7%
Cloud Crane LLC, 10.13%, 08/01/24 (a)		$1,100,000	1,146,750

Metals & Mining 7.7%
AK Steel Corp.
7.63%, 10/01/21 (d)		1,880,000	1,870,600
7.50%, 07/15/23		1,755,000	1,891,012
Aleris International, Inc., 9.50%, 04/01/21 (a)		1,195,000	1,284,625
Constellium NV, 7.88%, 04/01/21 (a)		250,000	266,250
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22 (a)		2,475,000	2,703,938
Steel Dynamics, Inc., 5.50%, 10/01/24		2,250,000	2,373,750
United States Steel Corp., 8.38%, 07/01/21 (a)		885,000	940,312
Vale Overseas Ltd., 5.88%, 06/10/21		1,115,000	1,188,869

			12,519,356

Multiline Retail 2.0%
JC Penney Corp., Inc., 8.13%, 10/01/19		3,000,000	3,266,250

Oil, Gas & Consumable Fuels 5.5%
CONSOL Energy, Inc., 5.88%, 04/15/22		685,000	633,197
MPLX LP, 4.88%, 06/01/25		2,000,000	2,086,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.13%, 02/01/25 (a)		1,205,000	1,201,987
Teekay Corp., 8.50%, 01/15/20		2,910,000	2,648,100
WPX Energy, Inc., 6.00%, 01/15/22		1,575,000	1,571,063
YPF SA, 8.50%, 03/23/21 (a)		700,000	769,790

			8,910,437

Corporate Bonds (continued)

	Principal Amount		Market Value

Paper & Forest Products 0.9%
Sappi Papier Holding GmbH, 4.00%, 04/01/23 (a)	EUR	895,000	$1,020,558
WEPA Hygieneprodukte GmbH, 3.75%, 05/15/24 (a)		440,000	503,305

			1,523,863

Personal Products 0.2%
NBTY, Inc., 7.63%, 05/15/21 (a)		$305,000	298,137

Real Estate Management & Development 1.5%
IRSA Propiedades Comerciales SA, 8.75%, 03/23/23 (a)		750,000	832,500
Kennedy-Wilson, Inc., 5.88%, 04/01/24		1,600,000	1,618,000

			2,450,500

Road & Rail 2.9%
Avis Budget Finance plc, 4.13%, 11/15/24 (a)	EUR	695,000	755,307
Europcar Groupe SA, Reg. S, 5.75%, 06/15/22		1,000,000	1,146,204
Hertz Corp. (The), 5.50%, 10/15/24 (a)		$400,000	388,360
Hertz Holdings Netherlands BV, 4.13%, 10/15/21 (a)	EUR	645,000	736,371
OPE KAG Finance Sub, Inc., 7.88%, 07/31/23 (a)		$1,750,000	1,653,750

			4,679,992

Specialty Retail 1.1%
Groupe Fnac SA, 3.25%, 09/30/23 (a)	EUR	440,000	492,689
New Look Secured Issuer plc, Reg. S, 6.50%, 07/01/22	GBP	1,200,000	1,314,870

			1,807,559

Textiles, Apparel & Luxury Goods 1.6%
BiSoho SAS, 5.88%, 05/01/23 (a)	EUR	255,000	299,576
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (a)		1,990,000	2,289,161

			2,588,737

Thrifts & Mortgage Finance 0.2%
Jerrold Finco plc, 6.25%, 09/15/21 (a)	GBP	310,000	375,646

Trading Companies & Distributors 2.1%
Aircastle Ltd., 5.50%, 02/15/22		$1,250,000	1,340,625
Fly Leasing Ltd., 6.38%, 10/15/21		1,071,000	1,095,097

12

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Trading Companies & Distributors (continued)
United Rentals North America, Inc., 5.50%, 07/15/25	$1,000,000	$1,012,500

		3,448,222

Wireless Telecommunication Services 1.0%
Sprint Corp., 7.63%, 02/15/25	1,655,000	1,601,213

Total Corporate Bonds (cost $148,949,039)		151,721,020

Loan Participations 4.6%
Commercial Services & Supplies 0.4%
Monitronics International, Inc. Tranche B Term Loan, 6.50%, 09/30/22	250,000	248,202
Prime Security Services Borrower LLC, 1st Lien Term Loan, 4.75%, 04/07/22	374,063	376,666

		624,868

Communications Equipment 0.3%
Avaya, 1st Lien Tranche B7 Term Loan, 6.25%, 05/29/20	598,196	489,450

Equity Real Estate Investment Trusts (REITs) 0.8%
Communication Sales & Leasing, Inc. 1st Lien Tranche B Term Loan, 4.50%, 10/24/22	1,250,000	1,254,063

Food Products 0.2%
Chobani, Inc. Term Loan, 5.25%, 10/09/23	375,000	378,986

Hotels, Restaurants & Leisure 0.9%
Mohegan Tribal Gaming Authority, Tranche B Term Loan, 5.50%, 09/30/23	1,250,000	1,244,925
Pinnacle Entertainment, Inc. Tranche B Term Loan, 3.75%, 04/28/23	258,683	259,977

		1,504,902

Independent Power and Renewable Electricity Producers 0.4%
Dynegy, Inc. Incremental C Tranche B Term Loan, 5.00%, 06/27/23	600,000	601,500

Machinery 0.2%
Manitowoc Foodservice, Inc. Tranche B Term Loan, 5.75%, 03/03/23	349,462	354,050

Loan Participations (continued)

	Principal Amount	Market Value

Media 0.7%
CBS Radio, 1st Lien Tranche B Term Loan, 4.50%, 10/06/23	$500,000	$502,500
Lions Gate Entertainment Corp., Tranche B Term Loan, 3.75%, 10/13/23	750,000	748,748

		1,251,248

Multiline Retail 0.2%
JC Penney Corp., 1st Lien Tranche B Term Loan, 5.25%, 06/23/23	298,125	299,839

Oil, Gas & Consumable Fuels 0.5%
Chesapeake Energy Corp., Term loan, 8.50%, 08/15/21	725,000	774,394

Total Loan Participation (cost $7,423,457)		7,533,300

Investment Company 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (f)(g)	132,946	132,946

Total Investment Company (cost $132,946)		132,946

Repurchase Agreement 1.9%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $3,138,919, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $3,201,669. (f)(h)	$3,138,891	3,138,891

Total Repurchase Agreement (cost $3,138,891)		3,138,891

Total Investments (cost $159,644,333) (i) — 99.5%		162,526,157

Other assets in excess of liabilities — 0.5%		815,442

NET ASSETS — 100.0%		$163,341,599

13

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Global High Yield Fund (Continued)

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $84,633,398 which represents 51.81% of net assets.

(b)	PIK- Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date reflects the next call date.

(d)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $3,171,743.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $3,271,837.

(g)	Represents 7-day effective yield as of October 31, 2016.

(h)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

(i)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

BV	Private Limited Liability Company
GmbH	Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAS	Joint Stock Company

SCA	Limited partnership with share capital

SpA	Limited Share Company

Currency:

EUR	Euro

GBP	Great British Pound

At October 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of America NA	11/30/16	(3,805,000)	$(4,649,170)	$(4,659,822)	$(10,652)
Euro	Bank of America NA	11/30/16	(20,500,000)	(22,406,131)	(22,529,014)	(122,883)

Total Short Contracts				$(27,055,301)	$(27,188,836)	$(133,535)

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

October 31, 2016

Nationwide Amundi Global High Yield Fund
Assets:
Investments, at value* (cost $156,505,442)	$159,387,266
Repurchase agreement, at value (cost $3,138,891)	3,138,891

Total Investments, at value (total cost $159,644,333)	162,526,157

Cash	3,122,702
Foreign currencies, at value (cost $484,491)	484,491
Interest receivable	2,907,309
Security lending income receivable	2,260
Receivable for investments sold	1,997,500
Receivable for capital shares issued	7,095
Reclaims receivable	4,438
Reimbursement from investment advisor	18,661
Prepaid expenses	20,655

Total Assets	171,091,268

Liabilities:
Payable for investments purchased	3,451,680
Payable for capital shares redeemed	117,568
Cash collateral pledged by counterparty for forward foreign currency contracts	620,000
Unrealized depreciation on forward foreign currency contracts (Note 2)	133,535
Payable upon return of securities loaned (Note 2)	3,271,837
Accrued expenses and other payables:
Investment advisory fees	89,622
Fund administration fees	9,941
Distribution fees	136
Administrative servicing fees	156
Accounting and transfer agent fees	1,349
Trustee fees	573
Custodian fees	984
Compliance program costs (Note 3)	69
Professional fees	36,708
Printing fees	8,890
Other	6,621

Total Liabilities	7,749,669

Net Assets	$163,341,599

Represented by:
Capital	$157,741,412
Accumulated undistributed net investment income	2,152,213
Accumulated net realized gains from investments, forward and foreign currency, and swap transactions	714,438
Net unrealized appreciation/(depreciation) from investments	2,881,824
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(133,535)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(14,753)

Net Assets	$163,341,599

*	Includes value of securities on loan of $3,171,743 (Note 2).

15

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Amundi Global High Yield Fund
Net Assets:
Class A Shares	$213,186
Class C Shares	107,982
Institutional Service Shares	130,983
Institutional Class Shares	162,889,448

Total	$163,341,599

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	20,586
Class C Shares	10,430
Institutional Service Shares	12,647
Institutional Class Shares	15,718,373

Total	15,762,036

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.36
Class C Shares (b)	$10.35
Institutional Service Shares	$10.36
Institutional Class Shares	$10.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.60

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Period Ended October 31, 2016

Nationwide Amundi Global High Yield Fund (a)
INVESTMENT INCOME:
Interest income	$11,077,802
Income from securities lending (Note 2)	11,911
Foreign tax withholding	(4,380)

Total Income	11,085,333

EXPENSES:
Offering costs	51,900
Investment advisory fees	1,043,431
Fund administration fees	97,294
Distribution fees Class A	302
Distribution fees Class C	1,005
Administrative servicing fees Class A	52
Administrative servicing fees Class C	52
Administrative servicing fees Institutional Service	52
Registration and filing fees	71,886
Professional fees	56,336
Printing fees	12,875
Trustee fees	5,553
Custodian fees	5,970
Accounting and transfer agent fees	12,071
Compliance program costs (Note 3)	785
Other	12,169

Total expenses before expenses reimbursed	1,371,733

Expenses reimbursed by adviser (Note 3)	(226,482)

Net Expenses	1,145,251

NET INVESTMENT INCOME	9,940,082

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,388,130
Net realized gains from forward and foreign currency transactions (Note 2)	552,987
Net realized losses from swap transactions (Note 2)	(1,522,856)

Net realized gains from investments, forward and foreign currency, and swap transactions	1,418,261

Net change in unrealized appreciation/(depreciation) from investments	2,881,824
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(133,535)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(14,753)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	2,733,536

Net realized/unrealized gains from investments, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, and swap contracts	4,151,797

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,091,879

(a)	For the period from November 3, 2015 (commencement of operations) through April 30, 2016.

The accompanying notes are an integral part of these financial statements.

17

Statement of Changes in Net Assets

Nationwide Amundi Global High Yield Fund
Period Ended October 31, 2016 (a)
Operations:
Net investment income	$9,940,082
Net realized gains from investments, forward and foreign currency, and swap transactions	1,418,261
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	2,733,536

Change in net assets resulting from operations	14,091,879

Distributions to Shareholders From:
Net investment income:
Class A	(6,436)
Class C	(4,287)
Institutional Service	(6,005)
Institutional Class	(8,518,588)

Change in net assets from shareholder distributions	(8,535,316)

Change in net assets from capital transactions	157,785,036

Change in net assets	163,341,599

Net Assets:
Beginning of period	–

End of period	$163,341,599

Accumulated undistributed net investment income at end of year	$2,152,213

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$202,270
Dividends reinvested	6,436
Cost of shares redeemed	(303)

Total Class A Shares	208,403

Class C Shares
Proceeds from shares issued	100,000
Dividends reinvested	4,287
Cost of shares redeemed	–

Total Class C Shares	104,287

Institutional Service Shares
Proceeds from shares issued	119,764
Dividends reinvested	6,005
Cost of shares redeemed	–

Total Institutional Service Shares	125,769

Institutional Class Shares
Proceeds from shares issued	182,640,547
Dividends reinvested	8,518,588
Cost of shares redeemed	(33,812,558)

Total Institutional Class Shares	157,346,577

Change in net assets from capital transactions	$157,785,036

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

18

Statement of Changes in Net Assets (Continued)

Nationwide Amundi Global High Yield Fund
Period Ended October 31, 2016 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	19,973
Reinvested	642
Redeemed	(29)

Total Class A Shares	20,586

Class C Shares
Issued	10,000
Reinvested	430
Redeemed	–

Total Class C Shares	10,430

Institutional Service Shares
Issued	12,045
Reinvested	602
Redeemed	–

Total Institutional Service Shares	12,647

Institutional Class Shares
Issued	18,302,659
Reinvested	856,312
Redeemed	(3,440,598)

Total Institutional Class Shares	15,718,373

Total change in shares	15,762,036

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Global High Yield Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2016 (g)	$10.00	0.58	0.27	0.85	(0.49)	(0.49)	$10.36	8.83%	$213,186	0.99%	5.83%	1.15%	96.27%

Class C Shares
Period Ended October 31, 2016 (g)	$10.00	0.50	0.27	0.77	(0.42)	(0.42)	$10.35	7.95%	$107,982	1.75%	5.02%	1.91%	96.27%

Institutional Service Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	(0.52)	$10.36	9.09%	$130,983	0.75%	6.07%	0.91%	96.27%

Institutional Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	(0.52)	$10.36	9.11%	$162,889,448	0.70%	6.08%	0.84%	96.27%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for the period less than one year
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

20

Fund Commentary	Nationwide Amundi Strategic Income Fund

For the period from the Fund’s inception on November 2, 2015, through October 31, 2016, the Nationwide Amundi Strategic Income Fund (Institutional Service Class) returned 8.41% versus 4.65% (for the same period) for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Alternative Credit Focus Funds (consisting of 288 funds as of October 31, 2016) was 4.59% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. economy continued to grow modestly, registering 1.5% real GDP growth during the twelve months ended September 30, 2016. The impact of slowing business fixed investment and changes in business inventories weighed on the growth rate while personal consumption was a significant positive contributor to growth. The labor market remains a bright spot for the U.S. economy and continues to move closer to full employment. Over the past twelve months, the unemployment rate declined modestly from 5.0% to 4.9% and annual wage growth, as measured by average hourly earnings, increased from 2.6% to 2.8%. Consumer price inflation (Core CPI) increased from 1.9% in October 2015 to 2.2% in September 2016.

As the labor market continued to heal and inflation firmed into late 2015, the Federal Reserve indicated an increased likelihood of increasing the Federal Funds rate. After delaying for most of 2015, the Federal Reserve increased the target range for the Federal Funds rate in December from 0.00–0.25% to 0.25%–0.50%.

Although the Federal Reserve emphasized that the pace of further increases in the Federal Funds target rate would be gradual, in early 2016 markets began to worry about additional rate increases and the ability of China to successfully manage through an economic slowdown. In response to market reactions and corresponding tighter financial conditions, the Fed and other global central banks (Bank of England, European Central Bank and Bank of Japan) maintained accommodative policy stances throughout 2016, communicating a slow and data-dependent pace of monetary policy tightening. Risk assets performed poorly through mid-February and then rebounded through the remainder of the reporting period, and even shook off a brief period of elevated market volatility around the surprise “Brexit” vote outcome from the U.K. referendum in June.

Longer-term U.S. Treasury yields declined over the twelve months, with the 10-year Treasury yield decreasing from 2.14% to 1.83%. In part, the decline in U.S. yields was driven by low and declining yields in other developed bond markets.

During the reporting period, the average spread on the Bloomberg Barclays U.S. Corporate Index declined 27 basis points, from 159 to 132; the average yield declined 47 basis points, from 3.42% to 2.95%. The average spread on the Bloomberg Barclays U.S. High Yield Index declined 83 basis points, from 560 to 477; the average yield to worst declined by 112 basis points from 7.41% to 6.29%.

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to and/or hedge against changes in interest rates. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The Fund utilized credit default swap contracts to manage broad credit market spread exposure. Interest rate futures and credit default swap hedges were moderate detractors from performance. Foreign currency hedges were a moderate contributor to performance and partially offset losses due to currency depreciation in bond holdings.

The fund management team utilizes a relative value-driven investment process supported by an active management style that focuses on security selection and sector rotation. The Fund held exposure to multiple domestic and global fixed-income credit asset classes during the reporting period. Selected fixed-income exposures included Investment Grade and High Yield Corporate Bonds, Leveraged Loans, Mortgage-Backed

21

Fund Commentary (con’t.)	Nationwide Amundi Strategic Income Fund

Securities, Asset-Backed Securities and Emerging Market Debt. Security exposures are generally denominated in the US Dollar but can also be denominated in other currencies. All currency exposure is hedged back to the US Dollar. Interest rate exposure, or duration, is actively managed by the Fund’s management team and varies depending on valuations and investment views. Given our view on the relative attractiveness of credit spreads (positive) over interest rates (negative), the Fund’s interest rate exposure (duration) was limited to one and two years throughout the reporting period.

Portfolio turnover was 184% during the reporting period.

Overall, security selection and sector allocation themes were positive contributors to the Fund’s absolute performance. The Fund’s positioning bias towards higher-yielding credit sectors and limited interest rate duration were positive contributors to performance. On balance, contributors to outperformance were led by selection themes within the Fund’s core Corporate Bond and Securitized Credit exposures as well as opportunistic additions to Emerging Market Debt exposure. The Fund’s net short positioning in interest rate swaps and financial futures were moderate detractors from overall performance while reducing portfolio return volatility due to interest rate fluctuations. Additionally, net short positions in credit derivative contracts detracted modestly from performance while helping to lower portfolio market value volatility related to credit market spread movements.

Subadviser:

Amundi Smith Breeden, LLC

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk) and sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Fund Overview	Nationwide Amundi Strategic Income Fund

Asset Allocation†

Corporate Bonds	42.7%
Loan Participations	12.6%
Asset-Backed Securities	12.5%
Collateralized Mortgage Obligations	9.9%
Commercial Mortgage-Backed Securities	9.4%
Foreign Government Securities	5.4%
Short-term Investment	0.6%
Futures Contracts	0.3%
Credit Default Swaps††	0.0%
Forward Foreign Currency Contracts††	(0.0)%
Other assets in excess of liabilities†††	6.6%
100.0%

Top Industries††††

Hotels, Restaurants & Leisure	5.5%
Banks	5.1%
Metals & Mining	3.7%
Diversified Telecommunication Services	2.6%
Auto Components	2.4%
Food & Staples Retailing	2.3%
Trading Companies & Distributors	2.1%
Energy Equipment & Services	2.1%
Consumer Finance	2.0%
Oil, Gas & Consumable Fuels	1.9%
Other Industries	70.3%
100.0%

Top Holdings††††

FNMA, 3.43%, 07/25/24	3.2%
Republic of Indonesia, 3.75%, 06/14/28	2.3%
FHLMC Structured Agency Credit Risk Debt Note, 9.33%, 03/25/28	2.3%
Invitation Homes Trust, 5.53%, 12/17/31	2.2%
Aircastle Ltd., 5.50%, 02/15/22	2.1%
Federative Republic of Brazil, 5.63%, 02/21/47	2.1%
Invitation Homes Trust, 3.78%, 06/17/31	2.1%
SWAY Residential Trust, 4.83%, 01/17/32	2.0%
YUM RANDs/KFC Holdings/Pizza H Term Loan B, 06/16/23	2.0%
Mohegan Tribal Gaming Authority, 7.88%, 10/15/24	1.8%
Other Holdings	77.9%
100.0%

Top Countries††††

United States	79.7%
United Kingdom	4.9%
Brazil	4.9%
Indonesia	2.3%
Bermuda	1.5%
France	1.5%
Canada	1.4%
Germany	0.9%
Qatar	0.8%
Italy	0.8%
Other Countries	1.3%
100.0%

Objective

The Fund seeks to provide a high level of current income.

Highlights

•

For the period from the Fund’s inception on November 2, 2015, through October 31, 2016, the Nationwide Amundi Global Strategic Income Fund (Institutional Service Class) returned 8.41%, outperforming the 11-month benchmark performance by 3.76% and the 11-month Lipper peer category median by 3.82%

•	Contributors to outperformance were led by selection themes within the Fund’s core Corporate Bond and Securitized Credit exposures as well as opportunistic additions to Emerging Market Debt exposure

•

The Fund’s net short positioning in interest rate swaps and financial futures were moderate detractors from overall performance; net short positions in credit derivative contracts detracted modestly from performance

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2016.

23

Fund Performance	Nationwide Amundi Strategic Income Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		Inception*
Class A	w/o SC1	8.13%	[2]
	w/SC3	5.70%	[2]
Class C	w/o SC1	7.35%	[2]
	w/SC4	6.35%	[2]
Institutional Service Class[5]		8.41%	[2]
Institutional Class[5]		8.47%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		4.65%
1-Month London InterBank Offered Rate plus 6%		9.61%
CPI		1.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	2.05%	1.17%
Class C	2.80%	1.92%
Institutional Service Class	1.80%	0.92%
Institutional Class	1.55%	0.67%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

24

Fund Performance (con’t.)	Nationwide Amundi Strategic Income Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Amundi Strategic Income Fund from inception through 10/31/16 versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the 1-Month London InterBank Offered Rate (LIBOR) plus 6% and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

25

Shareholder Expense Example	Nationwide Amundi Strategic Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Strategic Income Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,058.30	4.76	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.51	4.67	0.92
Class C Shares	Actual	(a)	1,000.00	1,054.40	8.62	1.67
	Hypothetical	(a)(b)	1,000.00	1,016.74	8.47	1.67
Institutional Service Shares	Actual	(a)	1,000.00	1,059.70	3.47	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.77	3.40	0.67
Institutional Class Shares	Actual	(a)	1,000.00	1,059.70	3.47	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.77	3.40	0.67

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

26

Statement of Investments

October 31, 2016

Nationwide Amundi Strategic Income Fund

Asset-Backed Securities 12.5%

	Principal Amount	Market Value

Airlines 0.3%
Air Canada Pass Through Trust, Series 2013-1, Class B, 5.38%, 05/15/21 (a)	$84,833	$88,863

Diversified Financial Services 12.2%
Colony American Homes, Series 2014-2A, Class E, 3.75%, 07/17/31 (a)(b)	270,000	271,136
Drive Auto Receivables Trust, Series 2016-BA, Class D, 4.53%, 08/15/23 (a)	250,000	254,524
Invitation Homes Trust
Series 2014-SFR1, Class E, 3.78%, 06/17/31 (a)(b)	520,000	520,656
Series 2014-SFR1, Class F, 4.28%, 06/17/31 (a)(b)	250,000	248,436
Series 2014-SFR2, Class F, 4.53%, 09/17/31 (a)(b)	255,000	254,999
Series 2014-SFR3, Class E, 5.03%, 12/17/31 (a)(b)	162,000	162,710
Series 2014-SFR3, Class F, 5.53%, 12/17/31 (a)(b)	563,000	566,267
Series 2015-SFR2, Class E, 3.68%, 06/17/32 (a)(b)	265,000	265,000
Progress Residential Trust, Series 2015-SFR1, Class F, 4.88%, 02/17/32 (a)(b)	255,000	254,999
SWAY Residential Trust, Series 2014-1, Class E, 4.83%, 01/17/32 (a)(b)	500,000	507,110

		3,305,837

Total Asset-Backed Securities (cost $3,316,617)		3,394,700

Collateralized Mortgage Obligations 9.9%
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2, 4.78%, 01/25/29 (b)	250,000	252,698
FHLMC REMICS, Series 4395, Class TI, IO, 4.00%, 05/15/26	358,893	35,971
FHLMC Structured Agency Credit Risk Debt Note, Series 2015-HQA1, Class B, 9.33%, 03/25/28 (b)	569,972	575,664
FNMA
Series 2014-C03, Class 2M2, 3.43%, 07/25/24 (b)	800,000	800,249
Series 2015-C04, Class 2M2, 6.08%, 04/25/28 (b)	110,000	117,317
Series 2015-C04, Class 1M2, 6.23%, 04/25/28 (b)	60,000	64,235
Series 2016-C05, Class 2B, 11.28%, 01/25/29 (b)	315,000	351,250

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

FNMA (continued)
Series 2016-C04, Class 1B, 10.78%, 01/25/29 (b)	$200,000	$219,668
FNMA REMICS
Series 2004-31, Class SG, IO, 6.57%, 08/25/33 (b)(c)	326,429	15,519
Series 2009-31, Class PI, IO, 5.00%, 11/25/38	336,104	56,181
GNMA
Series 2011-167, Class IO, IO, 5.00%, 12/16/20	454,043	17,213
Series 2011-135, Class QI, IO, 4.50%, 06/16/41	287,717	49,013
Series 2012-140, Class IC, IO, 3.50%, 11/20/42	311,423	58,180
Series 2016-81, Class IO, IO, 4.00%, 06/20/46	266,413	48,928
Series 2016-108, Class QI, IO, 4.00%, 08/20/46	151,319	38,024

Total Collateralized Mortgage Obligations (cost $2,573,861)		2,700,110

Commercial Mortgage-Backed Securities 9.4%
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class D 2.79%, 04/10/49 (a)	375,000	253,325
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D 3.59%, 11/15/48 (b)	250,000	197,984
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class D 4.66%, 08/15/47 (a)(b)	300,000	249,562
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D 4.76%, 06/15/47 (a)(b)	275,000	219,811
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class D, 3.77%, 02/15/48 (a)	300,000	215,910
Series 2015-C28, Class D, 4.14%, 05/15/48 (b)	550,000	433,557
Series 2015-C29, Class D, 4.22%, 06/15/48 (b)	300,000	232,039
Series 2015-LC20, Class D, 4.37%, 04/15/50 (a)(b)	440,000	333,360
Series 2015-NXS1, Class D, 4.10%, 05/15/48 (b)	295,000	238,683
Series 2016-C33, Class D, 3.12%, 03/15/59 (a)	100,000	71,391
Series 2016-NXS5, Class D, 4.88%, 01/15/59 (b)	125,000	109,364

Total Commercial Mortgage-Backed Securities (cost $2,408,439)		2,554,986

27

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds 42.7%

	Principal Amount		Market Value

Aerospace & Defence 0.8%
Kratos Defense & Security Solutions, Inc., 7.00%, 05/15/19		$250,000	$227,500

Airlines 1.0%
Air Canada, 7.75%, 04/15/21 (a)		250,000	274,375

Auto Components 2.2%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (a)	EUR	120,000	130,891
Deck Chassis Acquisition, Inc., 10.00%, 06/15/23 (a)		$240,000	249,600
IHO Verwaltungs GmbH, 3.25%, 09/15/23 (a)(d)	EUR	100,000	111,435
LKQ Italia Bondco SpA, 3.88%, 04/01/24 (a)		100,000	116,773

			608,699

Banks 4.8%
Bank of America Corp., 3.25%, 10/21/27		$240,000	240,090
Citigroup, Inc., Series R, 6.12%, 11/15/20 (e)		375,000	392,025
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (a)		200,000	190,459
Royal Bank of Scotland Group plc, 4.80%, 04/05/26		280,000	285,441
Standard Chartered plc, 7.50%, 04/02/22 (a)(e)		200,000	201,375

			1,309,390

Building Products 0.5%
Builders FirstSource, Inc., 5.63%, 09/01/24 (a)		120,000	121,200

Capital Markets 0.7%
Charles Schwab Corp. (The), Series E, 4.62%, 03/01/22 (e)		200,000	199,250

Chemicals 0.4%
Axalta Coating Systems LLC, 4.25%, 08/15/24 (a)	EUR	100,000	113,644

Commercial Services & Supplies 0.6%
AMN Healthcare, Inc., 5.13%, 10/01/24 (a)		$160,000	162,400

Communications Equipment 0.8%
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24 (a)	GBP	175,000	210,122

Corporate Bonds (continued)

	Principal Amount		Market Value

Computers & Peripherals 1.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, 06/15/23 (a)		$250,000	$267,714

Consumer Finance 1.9%
Ally Financial, Inc., 5.75%, 11/20/25		85,000	87,019
General Motors Financial Co., Inc.
4.30%, 07/13/25		250,000	255,754
5.25%, 03/01/26		155,000	168,806

			511,579

Diversified Financial Services 0.9%
Cabot Financial Luxembourg SA, 7.50%, 10/01/23 (a)	GBP	200,000	236,722

Diversified Telecommunication Services 2.4%
Frontier Communications Corp., 7.13%, 01/15/23		$250,000	224,844
Intelsat Luxembourg SA, 6.75%, 06/01/18		250,000	171,250
SFR Group SA, 7.38%, 05/01/26 (a)		255,000	257,550

			653,644

Energy Equipment & Services 1.9%
Petrobras Global Finance BV, 8.38%, 05/23/21		220,000	243,386
Sunoco LP/Sunoco Finance Corp.
6.25%, 04/15/21		170,000	174,250
6.38%, 04/01/23		105,000	107,363

			524,999

Equity Real Estate Investment Trusts (REITs) 1.0%
Communications Sales & Leasing, Inc./CSL Capital LLC, 6.00%, 04/15/23 (a)		250,000	259,375

Food & Staples Retailing 2.1%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 02/15/19 (a)		250,000	216,875
Fresh Market, Inc. (The), 9.75%, 05/01/23 (a)		410,000	349,525

			566,400

Food Products 1.7%
BRF GmbH, 4.35%, 09/29/26 (a)		220,000	212,740
JBS USA LUX SA/JBS USA Finance, Inc., 5.75%, 06/15/25 (a)		250,000	245,000

			457,740

28

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Health Care Providers & Services 1.5%
HomeVi SAS, 0.00%, 11/15/21 (a)(b)	EUR	100,000	$111,422
Quorum Health Corp., 11.63%, 04/15/23 (a)		$420,000	304,500

			415,922

Hotels, Restaurants & Leisure 5.2%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope, 8.00%, 10/01/20		375,000	389,062
Mohegan Tribal Gaming Authority, 7.88%, 10/15/24 (a)		455,000	461,825
Pinnacle Entertainment, Inc., 5.63%, 05/01/24 (a)		230,000	231,725
TVL Finance plc, 8.50%, 05/15/23 (a)	GBP	250,000	319,464

			1,402,076

Independent Power and Renewable Electricity Producers 0.6%
NRG Energy, Inc., 6.63%, 01/15/27 (a)		$160,000	149,850

Insurance 1.3%
CNO Financial Group, Inc., 5.25%, 05/30/25		360,000	363,600

Internet Software & Services 0.6%
EarthLink Holdings Corp., 8.88%, 05/15/19		169,000	173,225

Metals & Mining 3.5%
AK Steel Corp., 7.50%, 07/15/23		185,000	199,337
Aleris International, Inc., 9.50%, 04/01/21 (a)		220,000	236,500
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22 (a)		370,000	404,225
United States Steel Corp., 8.38%, 07/01/21 (a)		100,000	106,250

			946,312

Oil, Gas & Consumable Fuels 1.8%
CONSOL Energy, Inc., 5.88%, 04/15/22		110,000	101,681
Teekay Corp., 8.50%, 01/15/20		415,000	377,650

			479,331

Paper & Forest Products 0.4%
WEPA Hygieneprodukte GmbH, 3.75%, 05/15/24 (a)	EUR	100,000	114,388

Corporate Bonds (continued)

	Principal Amount		Market Value

Road & Rail 0.4%
Avis Budget Finance plc, 4.13%, 11/15/24 (a)	EUR	110,000	$119,545

Trading Companies & Distributors 2.0%
Aircastle Ltd., 5.50%, 02/15/22		$500,000	536,250

Wireless Telecommunication Services 0.7%
Sprint Spectrum Co. LLC, 3.36%, 09/20/21 (a)		200,000	200,500

Total Corporate Bonds (cost $11,724,116)			11,605,752

Foreign Government Securities 5.4%
BRAZIL 2.0%
Federative Republic of Brazil, 5.63%, 02/21/47		555,000	531,412

INDONESIA 2.2%
Republic of Indonesia, 3.75%, 06/14/28 (a)	EUR	500,000	589,124

MEXICO 0.5%
Petroleos Mexicanos, 6.75%, 09/21/47 (a)		$150,000	148,688

QATAR 0.7%
State of Qatar, 3.25%, 06/02/26 (a)		200,000	202,500

Total Foreign Government Securities (cost $1,443,159)			1,471,724

Loan Participations 12.6%
Commercial Services & Supplies 0.5%
Prime Security Services Borrower LLC, 1st Lien Tranche B Term Loan, 4.75%, 04/07/22		124,688	125,555

Communications Equipment 0.9%
Avaya, 1st Lien Tranche B7 Term Loan, 6.25%, 05/29/20		299,098	244,725

Diversified Telecommunication Services 1.5%
Windstream Corporation, Term Loan B, 4.75%, 03/29/21		400,000	400,916

Hotels, Restaurants & Leisure 3.6%
Mohegan Tribal Gaming Authority, Tranche B Term Loan, 5.50%, 09/30/23		365,000	363,518

29

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Strategic Income Fund (Continued)

Loan Participations (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Pinnacle Entertainment, Inc. Tranche B Term Loan, 3.75%, 04/28/23	$121,733	$122,342
YUM Brands/KFC Holdings/Pizza H Term Loan B, 3.29%, 06/16/23	498,750	503,738

		989,598

Independent Power & Renewable Electricity Producers 0.9%
Dynegy, Inc. Incremental C Term Loan B, 5.00%, 06/27/23	250,000	250,625

Machinery 0.4%
Manitowoc Foodservice, Inc. Tranche B Term Loan, 5.75%, 03/03/23	104,385	105,755

Media 1.3%
Cablevision Systems Corp., Term Loan, 3.88%, 09/15/24	250,000	250,783
Lions Gate Entertainment Corp., Tranche B Term Loan, 3.75%, 10/13/23	100,000	99,833

		350,616

Multiline Retail 0.7%
JC Penny Corp., 1st Lien Term Loan B, 5.25%, 06/23/23	198,750	199,893

Oil, Gas & Consumable Fuels 0.5%
Chesapeake Energy Corp., Term loan, 8.50%, 08/15/21	115,000	122,835

Real Estate Investment Trusts (REITs) 1.4%
Communication Sales & Leasing, Inc. 1st Lien Tranche B Term Loan, 4.50%, 10/24/22	370,000	371,202

Wireless Telecommunication Services 0.9%
T-Mobile USA, Inc. 1st Lien Tranche B Term Loan, 3.50%, 11/09/22	248,125	249,902

Total Loan Participation (cost $3,374,128)		3,411,622

Short-Term Investment 0.6%

	Principal Amount	Market Value

U.S. Treasury Obligation 0.6%
U.S. Treasury Bill, 0.00%, 02/16/17 (f)	$160,000	$159,843

Total Short-term Investment (cost $159,796)		159,843

Total Investments (cost $25,000,116) (g) — 93.1%		25,298,737

Other assets in excess of liabilities — 6.9%		1,880,716

NET ASSETS — 100.0%		$27,179,453

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $12,366,340 which represents 45.50% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(c)	Illiquid security (unaudited).

(d)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(e)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date reflects the next call date.

(f)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(g)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

BV	Private Limited Liability Company

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GmbH	Limited Liability Company

GNMA	Government National Mortgage Association

IO	Interest only (IO) strips are the interest portion of mortgage, Treasury or bond payments, which is separated and sold individually from the principal portion of those same payments.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

30

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Strategic Income Fund (Continued)

plc	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAS	Joint Stock Company

SpA	Limited Share Company

Currency:

EUR	Euro

GBP	Great British Pound

At October 31, 2016, the Fund’s open swap contracts were as follows (Note 2):

Centrally cleared credit default swaps on credit indices — buy protection1

Reference Entity	Fixed Annual Rate paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2016[3]	Termination Date	Upfront Premium Received/(Paid)[4]	Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index Series 27	5.00%	$2,500,000	4.209%	12/20/21	$(108,400)	$8,122
Markit CDX North America Investment Grade Index Series 27	1.00	3,000,000	0.784	12/20/21	(28,678)	(6,364)

					$(137,078)	$1,758

CDX Credit Default Swap Index

1	The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

31

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi Strategic Income Fund (Continued)

At October 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Bank of America NA	11/30/16	(625,500)	$(764,272)	$(766,023)	$(1,751)
Euro	Bank of America NA	11/30/16	(1,800,000)	(1,967,368)	(1,978,158)	(10,790)

Total Short Contracts				$(2,731,640)	$(2,744,181)	$(12,541)

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
10	U.S. 5 Year Note Bond	12/30/16	$1,207,969	$(4,244)
3	U.S. Treasury Ultra Bond	12/20/16	527,812	(36,171)

			$1,735,781	$(40,415)

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(27)	10 Year USD Deliverable Interest Rate Swap Futures	12/19/16	$2,702,531	$41,823
(27)	5 Year USD Deliverable Interest Rate Swap Futures	12/19/16	2,716,031	11,323
(7)	U.S. Treasury 10 Year Note	12/20/16	907,375	6,546
(10)	U.S. Treasury Long Bond	12/20/16	1,627,188	73,805

			$7,953,125	$133,497

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities

October 31, 2016

Nationwide Amundi Strategic Income Fund
Assets:
Investments, at value (cost $25,000,116)	$25,298,737
Cash	1,729,797
Cash pledged for centrally cleared credit default swaps	123,856
Foreign currencies, at value (cost $658,039)	658,039
Interest receivable	265,815
Receivable for investments sold	299
Reclaims receivable	358
Receivable for variation margin on centrally cleared credit default swap contracts	1,257
Reimbursement from investment advisor	21,372
Prepaid expenses	19,714

Total Assets	28,119,244

Liabilities:
Payable for investments purchased	831,344
Payable for variation margin on futures contracts	6,641
Unrealized depreciation on forward foreign currency contracts (Note 2)	12,541
Accrued expenses and other payables:
Investment advisory fees	12,858
Fund administration fees	7,454
Distribution fees	148
Administrative servicing fees	13,261
Accounting and transfer agent fees	1,171
Trustee fees	95
Custodian fees	151
Compliance program costs (Note 3)	11
Professional fees	38,923
Printing fees	8,893
Other	6,300

Total Liabilities	939,791

Net Assets	$27,179,453

Represented by:
Capital	$26,181,948
Accumulated undistributed net investment income	180,300
Accumulated net realized gains from investments, futures, forward and foreign currency, and swap transactions	438,323
Net unrealized appreciation/(depreciation) from investments	298,621
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	93,082
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(12,541)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,038)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	1,758

Net Assets	$27,179,453

Net Assets:
Class A Shares	132,789
Class C Shares	141,305
Institutional Service Shares	26,796,866
Institutional Class Shares	108,493

Total	$27,179,453

33

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Amundi Strategic Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,801
Class C Shares	13,624
Institutional Service Shares	2,583,513
Institutional Class Shares	10,460

Total	2,620,398

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.37
Class C Shares (b)	$10.37
Institutional Service Shares	$10.37
Institutional Class Shares	$10.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.61

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations

For the Period Ended October 31, 2016

Nationwide Amundi Strategic Income Fund (a)
INVESTMENT INCOME:
Interest income	$1,398,561
Income from securities lending (Note 2)	214
Foreign tax withholding	(1,719)

Total Income	1,397,056

EXPENSES:
Offering costs	49,848
Investment advisory fees	141,980
Fund administration fees	67,494
Distribution fees Class A	260
Distribution fees Class C	1,224
Administrative servicing fees Class A	53
Administrative servicing fees Class C	55
Administrative servicing fees Institutional Service	13,167
Registration and filing fees	71,886
Professional fees	54,120
Printing fees	12,889
Trustee fees	855
Custodian fees	1,077
Accounting and transfer agent fees	14,077
Compliance program costs (Note 3)	121
Other	9,813

Total expenses before expenses reimbursed	438,919

Expenses reimbursed by adviser (Note 3)	(254,322)

Net Expenses	184,597

NET INVESTMENT INCOME	1,212,459

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	856,470
Net realized losses from futures transactions (Note 2)	(357,363)
Net realized gains from forward and foreign currency transactions (Note 2)	141,332
Net realized losses from swap transactions (Note 2)	(120,221)

Net realized gains from investments, futures, forward and foreign currency, and swap transactions	520,218

Net change in unrealized appreciation/(depreciation) from investments	298,621
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	93,082
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(12,541)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,038)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	1,758

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	378,882

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, and swap contracts	899,100

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,111,559

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

35

Statement of Changes in Net Assets

Nationwide Amundi Strategic Income Fund
Period Ended October 31, 2016 (a)
Operations:
Net investment income	$1,212,459
Net realized gains from investments, futures, forward and foreign currency, and swap transactions	520,218
Net change in unrealized appreciation/(depreciation) from investments futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	378,882

Change in net assets resulting from operations	2,111,559

Distributions to Shareholders From:
Net investment income:
Class A	(4,439)
Class C	(4,397)
Institutional Service	(1,121,901)
Institutional Class	(4,596)

Change in net assets from shareholder distributions	(1,135,333)

Change in net assets from capital transactions	26,203,227

Change in net assets	27,179,453

Net Assets:
Beginning of period	–

End of period	$27,179,453

Accumulated undistributed net investment income at end of period	$180,300

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$124,434
Dividends reinvested	4,439
Cost of shares redeemed	(33)

Total Class A Shares	128,840

Class C Shares
Proceeds from shares issued	156,663
Dividends reinvested	4,311
Cost of shares redeemed	(25,084)

Total Class C Shares	135,890

Institutional Service Shares
Proceeds from shares issued	24,712,000
Dividends reinvested	1,121,901
Cost of shares redeemed	–

Total Institutional Service Shares	25,833,901

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

36

Statement of Changes in Net Assets (Continued)

Nationwide Amundi Strategic Income Fund
Period Ended October 31, 2016 (a)
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$100,000
Dividends reinvested	4,596
Cost of shares redeemed	–

Total Institutional Class Shares	104,596

Change in net assets from capital transactions	$26,203,227

SHARE TRANSACTIONS:
Class A Shares
Issued	12,361
Reinvested	443
Redeemed	(3)

Total Class A Shares	12,801

Class C Shares
Issued	15,694
Reinvested	431
Redeemed	(2,501)

Total Class C Shares	13,624

Institutional Service Shares
Issued	2,471,255
Reinvested	112,258
Redeemed	–

Total Institutional Service Shares	2,583,513

Institutional Class Shares
Issued	10,000
Reinvested	460
Redeemed	–

Total Institutional Class Shares	10,460

Total change in shares	2,620,398

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

37

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Strategic Income Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2016 (g)	$10.00	0.45	0.34	0.79	(0.42)	(0.42)	$10.37	8.13%	$132,789	0.97%	4.55%	1.97%	191.67%

Class C Shares
Period Ended October 31, 2016 (g)	$10.00	0.38	0.34	0.72	(0.35)	(0.35)	$10.37	7.35%	$141,305	1.71%	3.85%	2.72%	191.67%

Institutional Service Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.48	0.33	0.81	(0.44)	(0.44)	$10.37	8.41%	$26,796,866	0.72%	4.79%	1.73%	191.67%

Institutional Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.48	0.34	0.82	(0.45)	(0.45)	$10.37	8.47%	$108,493	0.67%	4.84%	1.67%	191.67%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for period less than one year.
(d)	Annualized for period less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

38

Fund Commentary	Nationwide Amundi World Bond Fund

For the period from the Fund’s inception on September 15, 2016, through October 31, 2016, the Nationwide Amundi World Bond Fund (Institutional Class) returned 0.74% versus -0.97% (for the one-month period ended October 31, 2016) for its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (hedged to U.S. dollar). For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Income Funds (consisting of 217 funds for the month ended October 31, 2016) was -1.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has an inception date of September 15, 2016, giving it a six-week track record. Accordingly, this abbreviated reporting period provides limited insights.

During the 6-week period of the fund’s existence, the general economic outlook remained relatively static, as evidenced by measures of data “surprise” remaining unchanged over the period. Jobless claims, a key indicator for economic health, moved up slightly on seasonality and the Atlanta Fed’s GDP forecast, an estimate of economic health, decreased only slightly during the period from 3.0% on September 15, 2016, to 2.7%. Inflation expectations increased significantly over the period with 5-year expected inflation, priced by markets, moving from 1.35% to 1.62%. Alongside the inflation expectation move, US Treasury interest rates rose continually though more gradually with the 10-year bond yield moving from 1.72% to 1.85% as the market increasingly accounted for a higher probability of an interest rate hike from the US central bank.

Globally, the British Pound appreciated significantly as the British courts gave a ruling that could dull the impact of Brexit. Increased indications of inflation in Europe, combined with the lack of growth and relative dovish stance of the ECB, led to a declining Euro value relative to the US Dollar as well, dropping 2% over the reporting period.

During the reporting period, the average yield on the Bloomberg Barclays Global Aggregate Index rose 7 basis points, from 1.22% to 1.29%; the average spread on the Bloomberg Barclays Global Corporate Index declined 6 basis points, from 134 to 128.

Positive contributors to the outperformance included underweight positions to Treasury Bonds as Group of Ten (G10)* yields generally rose during the period. The fund’s yield curve positioning for a flattening yield curve was a detractor as yield curves steepened. In credit, our overweight positions to credit allocations were a positive contributor to the excess returns. Some transaction cost was incurred during the initial ramp of the fund that was a minor detractor. Within the sectors, overweight US and most European banks helped during the period, offset by headline risk-related spread widening in communications, given heightened regulatory concerns. Off-benchmark positions in Emerging Market sovereign and quasi sovereign bonds generally contributed to performance as well. An overweight position on the USD was a positive contributor, especially as expressed against the EUR, as the market continued to price in higher probability of a rate rise in December 2016. The fund’s position overweight the Canadian Dollar was a detractor during the period as the currency depreciated by 2% over the reporting period, given the government’s shift to further policy stimulus, even as commodity price increases helped the fiscal position.

Derivative contracts are used in the fund to hedge and gain desired exposure to markets where liquid contracts are available.

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to and/or hedge against changes in interest rates. Futures contracts were primarily added in this instance to help position the fund underweight duration versus the benchmark index and generally benefited as yields rose and prices fell on risk-free bonds in the developed markets.

The Fund utilized credit default swap contracts to manage broad credit market spread exposure as we found cash bond opportunities with minimal cost. Our positioning in these contracts primarily facilitated long credit spread exposure and as

39

Fund Commentary (con’t.)	Nationwide Amundi World Bond Fund

credit spreads tightened during the reporting period, which benefited the fund as we ramped to full cash credit exposure.

The Fund entered into forward foreign currency contracts to manage currency exposures and/or to hedge the U.S. dollar value of the securities denominated in foreign currencies. This remains the primary vehicle the fund uses to manage currency exposure. Our currency positioning was a net contributor over the reporting period primarily due to an underweight euro position, offset some by an overweight the Canadian Dollar.

Subadviser:

Amundi Smith Breeden, LLC

Portfolio Managers:

Jerome Barkate, CFA and P. Adrian Helfert

*The Group of Ten is made up of 11 industrialized nations (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States) that meet annually to debate and cooperate on International economic, monetary and financial matters.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may hold larger positions in fewer securities and financial instruments than other funds; therefore a change in value of a single security or instrument may have a substantial impact on the Fund’s value and total return. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

40

Fund Overview	Nationwide Amundi World Bond Fund

Asset Allocation†

Corporate Bonds	42.5%
U.S. Treasury Obligations	26.4%
Foreign Government Securities	25.5%
Futures Contracts	0.9%
Forward Foreign Currency Contracts	0.2%
Credit Default Swaps††	0.0%
Other assets in excess of liabilities	4.5%
100.0%

Top Industries†††

Banks	13.0%
Capital Markets	6.0%
Consumer Finance	3.0%
Diversified Telecommunication Services	2.9%
Oil, Gas & Consumable Fuels	2.4%
Electric Utilities	2.2%
Insurance	2.0%
Media	1.7%
Multi-Utilities	1.5%
Computers & Peripherals	1.5%
Other Industries	63.8%
100.0%

Top Holdings†††

U.S. Treasury Notes, 0.63%, 05/31/17	9.0%
U.S. Treasury Notes, 0.88%, 10/15/17	6.0%
French Republic, 0.25%, 11/25/26	4.5%
U.S. Treasury Inflation Indexed Note, 0.38%, 07/15/25	4.4%
U.S. Treasury Notes, 1.50%, 08/15/26	4.4%
U.S. Treasury Bond, 2.25%, 08/15/46	4.2%
Canadian Government International Bond, 1.50%, 06/01/26	3.7%
United Kingdom Gilt, 2.00%, 09/07/25	3.0%
Portuguese Republic, 2.20%, 10/17/22	2.3%
United Mexican States, 6.50%, 06/10/21	2.3%
Other Holdings	56.2%
100.0%
Top Countries†††

United States	56.4%
United Kingdom	8.1%
France	7.5%
Italy	5.3%
Portugal	5.2%
Mexico	3.8%
Canada	3.7%
Brazil	2.6%
Germany	1.6%
Spain	1.4%
Other Countries	4.4%
100.0%

Objective

The Fund seeks total return.

Highlights

•

For the period from the Fund’s inception on September 15, 2016, through October 31, 2016, the Nationwide Amundi World Bond Fund (Institutional Class) returned 0.74%, outperforming the one-month benchmark performance by 1.71% and the one-month Lipper peer category median by 2.19%

•	Overweight positions to credit allocations were a positive contributor to the excess returns; within the sectors, overweight US and most European banks helped

•

The Fund’s yield curve positioning for a flattening yield curve was a detractor as yield curves steepened; the fund’s position overweight the Canadian Dollar also was a detractor as the currency depreciated by 2%

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

41

Fund Performance	Nationwide Amundi World Bond Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		Inception*
Class A	w/o SC1	0.70%	[2]
	w/SC3	(1.56)%	[2]
Class C	w/o SC1	0.60%	[2]
	w/SC4	(0.40)%	[2]
Institutional Service Class[5]		0.70%	[2]
Institutional Class[5]		0.74%	[2]
Bloomberg Barclays Global Aggregate Bond Index		(0.97)%
CPI		0.12%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 15, 2016.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.55%	1.15%
Class C	2.30%	1.90%
Institutional Service Class	1.30%	0.90%
Institutional Class	1.05%	0.65%

^	Current effective prospectus dated August 19, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

42

Fund Performance (con’t.)	Nationwide Amundi World Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Amundi World Bond Fund from inception through 10/31/16 versus the Bloomberg Barclays (BBgBarc) Global Aggregate Bond Index (hedged to U.S. Dollar [USD]) and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

43

Shareholder Expense Example	Nationwide Amundi World Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (September 16, 2016, commencement of operations) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from September 16, 2016, commencement of operations through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from September 16, 2016, commencement of operations through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi World Bond Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,007.00	1.45	1.15
	Hypothetical	(b)(c)	1,000.00	1,019.36	5.84	1.15
Class C Shares	Actual	(a)	1,000.00	1,006.00	2.40	1.90
	Hypothetical	(b)(c)	1,000.00	1,015.58	9.63	1.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,007.00	1.14	0.90
	Hypothetical	(b)(c)	1,000.00	1,020.61	4.57	0.90
Institutional Class Shares	Actual	(a)	1,000.00	1,007.40	0.82	0.65
	Hypothetical	(b)(c)	1,000.00	1,021.87	3.30	0.65

(a)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from September 16, 2016 through October 31, 2016 to reflect the period from commencement of operations.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

44

Statement of Investments

October 31, 2016

Nationwide Amundi World Bond Fund

Corporate Bonds 42.5%

	Principal Amount		Market Value

Automobiles 1.4%
FCA Capital Ireland plc, 2.88%, 01/26/18	EUR	210,000	$238,250
General Motors Co., 6.75%, 04/01/46		$200,000	245,451

			483,701

Banks 12.3%
Banco Bilbao Vizcaya Argentaria SA, Reg. S, 7.00%, 02/19/19 (a)	EUR	200,000	212,153
Bank of America Corp.
2.63%, 04/19/21		$500,000	505,995
3.25%, 10/21/27		80,000	80,030
Barclays Bank plc, Reg. S, 6.00%, 01/14/21		210,000	266,905
Barclays plc, 4.38%, 01/12/26		210,000	216,107
BNP Paribas SA, Reg. S, 2.88%, 03/20/26 (b)	EUR	245,000	281,821
Citigroup, Inc., 3.40%, 05/01/26		$440,000	447,359
Fifth Third Bank, 1.63%, 09/27/19		170,000	169,464
HSBC Holdings plc
2.95%, 05/25/21		200,000	203,036
2.65%, 01/05/22		400,000	397,990
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (c)		400,000	380,918
JPMorgan Chase & Co., 2.30%, 08/15/21		525,000	525,412
Mizuho Financial Group, Inc., 2.27%, 09/13/21		200,000	198,462
Royal Bank of Scotland Group plc, 3.88%, 09/12/23		200,000	195,812
Societe Generale SA, 8.00%, 09/29/25 (a)(c)		250,000	252,188

			4,333,652

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 3.65%, 02/01/26		140,000	147,317

Biotechnology 0.7%
Gilead Sciences, Inc., 2.95%, 03/01/27		250,000	247,185

Capital Markets 5.7%
Deutsche Bank AG, 3.38%, 05/12/21		290,000	285,329
Goldman Sachs Group, Inc. (The)
2.63%, 04/25/21		300,000	303,202
4.75%, 10/21/45		245,000	269,456
Intercontinental Exchange, Inc., 3.75%, 12/01/25		200,000	213,078

Corporate Bonds (continued)

	Principal Amount		Market Value

Capital Markets (continued)
Morgan Stanley, Series J, 5.55%, 07/15/20 (a)		$200,000	$204,750
Morgan Stanley
2.50%, 04/21/21		500,000	503,955
4.10%, 05/22/23		210,000	221,262

			2,001,032

Computers & Peripherals 1.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 06/15/26 (c)		450,000	490,525

Consumer Finance 2.8%
American Express Credit Corp., 2.25%, 05/05/21		350,000	353,225
Ford Motor Credit Co. LLC, 3.34%, 03/18/21		410,000	421,582
General Motors Financial Co., Inc., 2.40%, 05/09/19		210,000	210,195

			985,002

Diversified Financial Services 0.6%
EDP Finance BV, 5.25%, 01/14/21 (c)		200,000	215,056

Diversified Telecommunication Services 2.7%
AT&T, Inc.
1.70%, 06/01/17		700,000	702,556
4.75%, 05/15/46		150,000	146,786
Frontier Communications Corp., 11.00%, 09/15/25		100,000	102,390

			951,732

Electric Utilities 2.1%
Duke Energy Corp., 3.75%, 09/01/46		250,000	236,585
Enel SpA, Reg. S, 6.50%, 01/10/74 (b)	EUR	420,000	499,615

			736,200

Energy Equipment & Services 0.9%
Petrobras Global Finance BV, 8.75%, 05/23/26		$300,000	337,950

Food Products 0.6%
Mondelez International Holdings Netherlands BV, 2.00%, 10/28/21 (c)		200,000	198,016

Hotels, Restaurants & Leisure 0.5%
Mohegan Tribal Gaming Authority, 7.88%, 10/15/24 (c)		170,000	172,550

45

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi World Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Industrial Conglomerates 0.6%
General Electric Co., 4.50%, 03/11/44		$200,000	$224,935

Insurance 1.9%
Allianz SE, Reg. S, 4.75%, 10/24/23 (a)	EUR	200,000	243,960
Aon plc, 3.88%, 12/15/25		$200,000	212,173
Assicurazioni Generali SpA, Reg. S, 5.00%, 06/08/48 (b)	EUR	200,000	221,197

			677,330

Machinery 0.3%
Illinois Tool Works, Inc., 2.65%, 11/15/26		$115,000	114,638

Media 1.6%
Charter Communications Operating LLC, 3.58%, 07/23/20 (c)		210,000	217,740
Omnicom Group, Inc., 3.60%, 04/15/26		200,000	207,763
Viacom, Inc., 3.45%, 10/04/26		130,000	129,119

			554,622

Multi-Utilities 1.4%
Engie SA, Reg. S, 4.75%, 07/10/21 (a)	EUR	200,000	248,091
Sempra Energy, 1.63%, 10/07/19		$250,000	249,725

			497,816

Oil, Gas & Consumable Fuels 2.3%
Energy Transfer Partners LP, 2.50%, 06/15/18		400,000	402,819
Hess Corp., 4.30%, 04/01/27		400,000	398,207

			801,026

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc., 3.85%, 08/04/46		140,000	136,330
Hewlett Packard Enterprise Co., 5.15%, 10/15/25 (c)		200,000	213,571

			349,901

Thrifts & Mortgage Finance 0.6%
BPCE SA, 5.70%, 10/22/23 (c)		200,000	216,693

Corporate Bonds (continued)

	Principal Amount		Market Value

Wireless Telecommunication Services 0.7%
Telefonica Europe BV, Reg. S, 6.75%, 11/26/20 (a)	GBP	200,000	$260,485

Total Corporate Bonds (cost $15,081,691)			14,997,364

Foreign Government Securities 25.5%
BRAZIL 1.5%
Federative Republic of Brazil
6.00%, 04/07/26		$300,000	330,750
5.63%, 02/21/47		200,000	191,500

			522,250

CANADA 3.5%
Canadian Government International Bond, 1.50%, 06/01/26	CAD	1,600,000	1,223,887

CROATIA 1.1%
Republic of Croatia, Reg. S, 3.00%, 03/11/25	EUR	350,000	391,416

FRANCE 4.3%
French Republic, Reg. S, 0.25%, 11/25/26		1,400,000	1,503,642

INDONESIA 0.7%
Republic of Indonesia, 3.75%, 06/14/28 (c)		200,000	235,650

IRELAND 1.3%
Republic of Ireland Reg. S, 2.40%, 05/15/30		350,000	452,836

ITALY 1.2%
Italy Buoni Poliennali Del Tesoro, Reg. S, 2.36%, 09/15/24 (c)		351,596	440,138

MEXICO 3.6%
Petroleos Mexicanos
4.63%, 09/21/23 (c)		$200,000	199,460
6.75%, 09/21/47 (c)		300,000	297,375
United Mexican States, 6.50%, 06/10/21	MXN	14,000,000	757,032

			1,253,867

PORTUGAL 4.3%
Portuguese Republic
Reg. S 2.20%, 10/17/22 (c)	EUR	700,000	758,690
Reg. S 2.88%, 07/21/26 (c)		380,000	400,959
Reg. S 4.10%, 02/15/45 (c)		350,000	370,202

			1,529,851

46

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi World Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Market Value

UNITED KINGDOM 4.0%
United Kingdom Gilt
Reg. S 2.00%, 09/07/25	GBP	750,000	$984,855
Reg. S 3.25%, 01/22/44		280,000	442,871

			1,427,726

Total Foreign Government Securities (cost $9,267,170)			8,981,263

U.S. Treasury Obligations 26.4%
U.S. Treasury Bond, 2.25%, 08/15/46		$1,500,000	1,395,058
U.S. Treasury Inflation Indexed Note, 0.38%, 07/15/25 (d)		1,400,000	1,459,598
U.S. Treasury Notes
0.63%, 05/31/17 (e)		3,000,000	3,000,585
0.88%, 10/15/17		2,000,000	2,003,046
1.50%, 08/15/26		1,500,000	1,455,234

Total U.S. Treasury Obligations (cost $9,353,282)			9,313,521

Total Investments (cost $33,702,143) (f) — 94.4%			33,292,148

Other assets in excess of liabilities — 5.6%			1,958,698

NET ASSETS — 100.0%			$35,250,846

(a)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date reflects the next call date.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $5,059,731 which represents 14.35% of net assets.

(d)	Principal amounts are not adjusted for inflation.

(e)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.
AG	Stock Corporation

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

plc	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

Currency:

CAD	Canadian Dollar

EUR	Euro

GBP	Great British Pound

MXN	Mexican Peso

At October 31, 2016, the Fund’s open swap contracts were as follows (Note 2):

Centrally cleared credit default swaps on credit indices — sell protection1

Reference Entity	Fixed Annual Rate Received by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2016[3]	Termination Date	Upfront Premium (Received)/Paid[4]	Unrealized Appreciation/ (Depreciation)
Markit iTraxx Europe Crossover Index Series 26	5.00%	$800,000	3.299%	12/20/21	$72,720	$227

					$72,720	$227

47

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi World Bond Fund (Continued)

CDX Credit Default Swap Index

1	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At October 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Barclays Bank plc	12/14/16	(670,000)	$(510,069)	$(509,115)	$954
British Pound	Barclays Bank plc	12/14/16	(300,000)	(367,362)	(367,559)	(197)
British Pound	Barclays Bank plc	12/14/16	(1,500,000)	(1,830,363)	(1,837,795)	(7,432)
Canadian Dollar	Barclays Bank plc	12/14/16	(4,068,888)	(3,100,000)	(3,034,493)	65,507
Chinese Yuan	Barclays Bank plc	12/14/16	(4,747,245)	(700,000)	(699,880)	120
Euro	Barclays Bank plc	12/14/16	(5,600,000)	(6,176,596)	(6,159,043)	17,553
Japanese Yen	Barclays Bank plc	12/14/16	(72,565,633)	(700,000)	(693,127)	6,873
Mexican Peso	Barclays Bank plc	12/14/16	(27,531,237)	(1,450,000)	(1,449,606)	394
Russian Ruble	Barclays Bank plc	12/02/16	(21,989,100)	(350,000)	(344,235)	5,765

Total Short Contracts				$(15,184,390)	$(15,094,853)	$89,537

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	Barclays Bank plc	12/02/16	3,238,000	$1,000,000	$1,004,966	$4,966
Brazilian Real	Barclays Bank plc	12/02/16	1,106,350	350,000	343,374	(6,626)
British Pound	Barclays Bank plc	12/14/16	521,061	640,000	638,402	(1,598)
Indian Rupee	Barclays Bank plc	12/02/16	67,130,000	1,000,000	1,000,648	648
Mexican Peso	Barclays Bank plc	12/14/16	6,574,474	350,000	346,167	(3,833)
Mexican Peso	Barclays Bank plc	12/14/16	5,643,300	299,999	297,137	(2,862)
New Zealand Dollar	Barclays Bank plc	12/14/16	500,000	355,974	356,965	991
Russian Ruble	Barclays Bank plc	12/02/16	63,490,000	1,000,000	993,922	(6,078)

Total Long Contracts				$4,995,973	$4,981,581	$(14,392)

48

Statement of Investments (Continued)

October 31, 2016

Nationwide Amundi World Bond Fund (Continued)

At October 31, 2016, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
20	Australian 10 Year Bond Future	12/15/16	$2,017,717	$(30,519)
2	EURO-BUXL 30-Year Bond Future	12/08/16	394,927	(180)
3	Japan 10 Year Bond Treasury Future	12/13/16	4,339,945	(3,133)
40	Mexican Peso Future	12/19/16	1,052,600	26,466

			$7,805,189	$(7,366)

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(13)	British Pound Future	12/19/16	$995,637	$82,019
(15)	EURO FX CURR Future	12/19/16	2,060,063	56,162
(5)	EURO-BOBL Future	12/08/16	719,630	3,428
(22)	EURO-BUND Future	12/08/16	3,916,487	35,900
(6)	Japanese Yen Future	12/19/16	715,913	21,580
(24)	New Zealand Future	12/19/16	1,712,160	38,560
(5)	Swiss Franc Future	12/19/16	632,625	13,546
(30)	U.S. 5 Year Note Bond	12/30/16	3,623,906	12,814
(56)	U.S. Treasury 10 Year Note	12/20/16	7,259,000	57,195

			$21,635,421	$321,204

The accompanying notes are an integral part of these financial statements.

49

Statement of Assets and Liabilities

October 31, 2016

Nationwide Amundi World Bond Fund
Assets:
Investments, at value (cost $33,702,143)	$33,292,148
Cash	1,303,570
Cash pledged for centrally cleared credit default swaps	53,656
Foreign currencies, at value (cost $267,535)	263,506
Interest receivable	275,409
Receivable for variation margin on futures contracts	5,377
Unrealized appreciation on forward foreign currency contracts (Note 2)	103,771
Reimbursement from investment advisor	35,521
Prepaid offering costs	47,203
Prepaid expenses	70,138

Total Assets	35,450,299

Liabilities:
Payable for investments purchased	114,640
Payable for variation margin on centrally cleared credit default swap contracts	1,809
Unrealized depreciation on forward foreign currency contracts (Note 2)	28,626
Accrued expenses and other payables:
Investment advisory fees	16,148
Fund administration fees	643
Distribution fees	107
Administrative servicing fees	95
Accounting and transfer agent fees	8,150
Trustee fees	132
Custodian fees	163
Compliance program costs (Note 3)	12
Professional fees	27,186
Printing fees	1,742

Total Liabilities	199,453

Net Assets	$35,250,846

Represented by:
Capital	$35,006,826
Accumulated undistributed net investment income	268,081
Accumulated net realized gains from investments, futures, forward and foreign currency, and swap transactions	3,209
Net unrealized appreciation/(depreciation) from investments	(409,995)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	313,838
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	75,145
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,485)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	227

Net Assets	$35,250,846

Net Assets:
Class A Shares	100,665
Class C Shares	100,570
Institutional Service Class Shares	100,695
Institutional Class Shares	34,948,916

Total	$35,250,846

50

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Amundi World Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,000
Class C Shares	10,000
Institutional Service Class Shares	10,000
Institutional Class Shares	3,470,872

Total	3,500,872

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.07
Class C Shares (b)	$10.06
Institutional Service Class Shares	$10.07
Institutional Class Shares	$10.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.30

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

51

Statement of Operations

For the Period Ended October 31, 2016

Nationwide Amundi World Bond Fund (a)
INVESTMENT INCOME:
Interest income	$93,249
Foreign tax withholding	(482)

Total Income	92,767

EXPENSES:
Offering costs	6,785
Investment advisory fees	23,924
Fund administration fees	952
Distribution fees Class A	32
Distribution fees Class C	126
Administrative servicing fees Class A	31
Administrative servicing fees Class C	32
Administrative servicing fees Institutional Service Class	32
Professional fees	41,711
Printing fees	3,426
Trustee fees	132
Custodian fees	501
Accounting and transfer agent fees	8,471
Compliance program costs (Note 3)	50
Other	3,076

Total expenses before expenses reimbursed	89,281

Expenses reimbursed by adviser (Note 3)	(60,227)

Net Expenses	29,054

NET INVESTMENT INCOME	63,713

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(11,152)
Net realized gains from futures transactions (Note 2)	13,446
Net realized gains from forward and foreign currency transactions (Note 2)	218,376
Net realized losses from swap transactions (Note 2)	(2,497)

Net realized gains from investments, futures, forward and foreign currency, and swap transactions	218,173

Net change in unrealized appreciation/(depreciation) from investments	(409,995)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	313,838
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	75,145
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,485)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	227

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	(27,270)

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, and swap contracts	190,903

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$254,616

(a)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

52

Statement of Changes in Net Assets

Nationwide Amundi World Bond Fund
Period Ended October 31, 2016 (a)
Operations:
Net investment income	$63,713
Net realized gains from investments, futures, forward and foreign currency, and swap transactions	218,173
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	(27,270)

Change in net assets resulting from operations	254,616

Distributions to Shareholders From:
Net investment income:
Class A	–
Class C	–
Institutional Service Class	(5)
Institutional Class	(12,561)

Change in net assets from shareholder distributions	(12,566)

Change in net assets from capital transactions	35,008,796

Change in net assets	35,250,846

Net Assets:
Beginning of period	–

End of period	$35,250,846

Accumulated undistributed net investment income at end of year	$268,081

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$100,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class A Shares	100,000

Class C Shares
Proceeds from shares issued	100,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Class C Shares	100,000

Institutional Service Class Shares
Proceeds from shares issued	99,998
Dividends reinvested	5
Cost of shares redeemed	–

Total Institutional Service Class Shares	100,003

Institutional Class Shares
Proceeds from shares issued	34,700,000
Dividends reinvested	8,793
Cost of shares redeemed	–

Total Institutional Class Shares	34,708,793

Change in net assets from capital transactions	$35,008,796

(a)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.

53

Statement of Changes in Net Assets (Continued)

Nationwide Amundi World Bond Fund
Period Ended October 31, 2016 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	10,000
Reinvested	–
Redeemed	–

Total Class A Shares	10,000

Class C Shares
Issued	10,000
Reinvested	–
Redeemed	–

Total Class C Shares	10,000

Institutional Service Class Shares
Issued	10,000
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	10,000

Institutional Class Shares
Issued	3,470,000
Reinvested	872
Redeemed	–

Total Institutional Class Shares	3,470,872

Total change in shares	3,500,872

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

54

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi World Bond Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2016 (g)	$10.00	0.01	0.06	0.07	–	–	$10.07	0.70%	$100,665	1.15%	0.94%	2.51%	4.15%

Class C Shares
Period Ended October 31, 2016 (g)	$10.00	–	0.06	0.06	–	–	$10.06	0.60%	$100,570	1.90%	0.19%	3.26%	4.15%

Institutional Service Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.02	0.05	0.07	–	–	$10.07	0.70%	$100,695	0.90%	1.19%	2.26%	4.15%

Institutional Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.02	0.05	0.07	–	–	$10.07	0.74%	$34,948,916	0.65%	1.44%	2.01%	4.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of September 15, 2016 through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

55

Fund Commentary	Nationwide Bailard Emerging Markets Equity Fund

For the annual period ended October 31, 2016, the Nationwide Bailard Emerging Markets Equity Fund (Institutional Class) returned 7.44% versus 9.27% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Funds (consisting of 835 funds as of October 31, 2016) was 8.10% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. During the reporting period, country allocation was a positive contributor, making the Fund’s performance shortfall versus the benchmark entirely attributable to stock selection.

Firmer prices for oil, metals, and other commodities helped the emerging markets recover following their steep declines in the prior fiscal year period. On the country allocation side, the Fund saw added value from overweight positions in Hungary and Russia as well as underweight positions in China and Mexico. China was once again a prime source of global anxiety early in 2016, as ongoing concerns over economic slowdown and currency depreciation were intensified by the government’s clumsy stock market interventions. Mexico saw the peso weaken as the direction of the U.S. presidential campaign raised fears of damaged North American trade links and increased hostility along the border.

Stock selection results were most positive in China — where portfolio holdings nicely outperformed the MSCI country index, and where the market’s large size magnified the impact. The largest individual contributors were in China: internet/mobile game developer NetEase, rising on a number of hit games and monetization of news and weather apps, and carmaker Geely Automobile, riding the continued strength in China auto sales with high-margin sedans and SUVs. In India, agricultural chemical producer UPL recorded strong earnings growth, aided by favorable tax treatment for an acquisition. In Malaysia, low-cost carrier AirAsia successfully increased its load factor regionally while benefiting from a protected home market. AirAsia was sold before end of period as the country allocation was taken to zero.

Country allocation decisions that most hurt results during the period were late arrivals to top performers Brazil, Indonesia, and Thailand — currently overweight all three, the Fund was underweight for much of the period. Brazil’s stock market and currency staged an impressive rally, fed by commodity price strength, as investors looked past the country’s various economic and political challenges. Indonesia and Thailand also saw energy/resource sector performance help drive a broad-based stock advance.

Stock selection was weakest in Brazil, Egypt, South Africa and Turkey — all places where Fund holdings failed to keep up with the respective MSCI country index returns. In the case of Egypt, obstacles to currency convertibility (at the official rate) meant that available GDRs saw widening discounts to their local equivalent. Worst among individual detractors was paper pulp manufacturer Fibria Celulose in Brazil, falling along with steep price declines for its main product. In China, insurer PICC Property & Casualty faced intensified competition and challenges to its underwriting profits as the government introduced full liberalization of auto premiums. In Turkey, airport operator TAV Havalimanlari was among the stocks hurt by the attempted coup in July and periodic diplomatic tensions with Russia. All three have been sold from the portfolio.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill;

Eric P. Leve, CFA; and Daniel McKellar, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

56

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Asset Allocation†

Common Stocks	95.0%
Preferred Stocks	3.2%
Exchange Traded Fund	0.6%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Banks	23.1%
Oil, Gas & Consumable Fuels	9.9%
Technology Hardware, Storage & Peripherals	5.8%
Internet Software & Services	5.5%
Chemicals	4.0%
Electronic Equipment, Instruments & Components	3.8%
Semiconductors & Semiconductor Equipment	3.7%
Food Products	3.5%
Wireless Telecommunication Services	3.2%
Real Estate Management & Development	3.0%
Other Industries	34.5%
100.0%

Top Holdings††

Samsung Electronics Co. Ltd.	4.0%
OTP Bank plc	3.2%
Tencent Holdings Ltd.	2.8%
NetEase, Inc., ADR	2.7%
Commercial International Bank Egypt SAE, GDR	2.7%
Hon Hai Precision Industry Co. Ltd.	2.6%
Sberbank of Russia PJSC, ADR	2.5%
China Mobile Ltd.	2.3%
Lukoil PJSC, ADR	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.1%
Other Holdings	73.0%
100.0%

Top Countries††

China	17.9%
South Korea	11.3%
Taiwan	10.9%
Brazil	10.8%
Russia	8.3%
South Africa	6.3%
Hungary	5.9%
Thailand	5.2%
Indonesia	4.6%
India	3.8%
Other Countries	15.0%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Institutional Class) returned 7.44%, underperforming its benchmark by 1.83% and the Lipper peer category median by 0.66%

•	Stock selection was weakest in Brazil, Egypt, South Africa and Turkey — all places where Fund holdings failed to keep up with the respective MSCI country index returns

•	The Fund saw added value from overweight positions in Hungary and Russia as well as underweight positions in China and Mexico

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Percentages indicated are based upon total investments as of October 31, 2016.

57

Fund Performance	Nationwide Bailard Emerging Markets Equity Fund

Average Annual Total Return

(For the period ended October 31, 2016)

		1 Yr.	Inception
Class A	w/o SC1	7.18%	(2.77)%	[2]
	w/ SC3	1.02%	(4.97)%	[2]
Class C	w/o SC1	6.37%	(3.46)%	[2]
	w/SC4	5.37%	N/A
Class M5		7.49%	(2.42)%	[2]
Institutional Service Class[5]		7.41%	(2.49)%	[2]
Institutional Class[5]		7.44%	(2.42)%	[2]
MSCI Emerging Markets® Index		9.27%	(1.09)%
CPI		1.64%	0.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of March 31, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.81%	1.56%
Class C	2.56%	2.31%
Class M	1.41%	1.16%
Institutional Service Class	1.56%	1.31%
Institutional Class	1.41%	1.16%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

58

Fund Performance (con’t.)	Nationwide Bailard Emerging Markets Equity Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Bailard Emerging Markets Equity Fund from inception through 10/31/16 versus the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) from 4/1/14 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

59

Shareholder Expense Example	Nationwide Bailard Emerging Markets Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,080.20	7.16	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.25	6.95	1.37
Class C Shares	Actual	(a)	1,000.00	1,076.60	10.96	2.10
	Hypothetical	(a)(b)	1,000.00	1,014.58	10.63	2.10
Class M Shares	Actual	(a)	1,000.00	1,082.40	5.76	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.61	5.58	1.10
Institutional Service Class Shares	Actual	(a)	1,000.00	1,081.90	6.18	1.18
	Hypothetical	(a)(b)	1,000.00	1,019.20	5.99	1.18
Institutional Class Shares	Actual	(a)	1,000.00	1,083.10	5.76	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.61	5.58	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

60

Statement of Investments

October 31, 2016

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 95.0%

	Shares	Market Value

ARGENTINA 1.5%
Banks 0.8%
Banco Macro SA, ADR	12,000	$914,760

Food Products 0.7%
Adecoagro SA*	70,000	770,000

		1,684,760

BRAZIL 7.6%
Capital Markets 1.0%
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	200,000	1,177,945

Electric Utilities 0.4%
Transmissora Alianca de Energia Eletrica SA	70,000	455,044

Food Products 1.3%
M Dias Branco SA	10,000	427,036
Sao Martinho SA	55,000	1,095,347

		1,522,383

Health Care Providers & Services 0.8%
Qualicorp SA	150,000	965,226

Household Durables 0.7%
MRV Engenharia e Participacoes SA	200,000	774,436

Media 0.5%
Smiles SA	30,000	547,556

Oil, Gas & Consumable Fuels 1.3%
Cosan SA Industria e Comercio	110,000	1,479,073

Road & Rail 1.0%
Rumo Logistica Operadora Multimodal SA*	500,000	1,118,421

Water Utilities 0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	60,000	633,459

		8,673,543

CHINA 17.6%
Automobiles 1.3%
Geely Automobile Holdings Ltd.	1,400,000	1,440,533

Banks 3.0%
China Construction Bank Corp., H Shares	1,500,000	1,095,370
China Merchants Bank Co. Ltd., H Shares	250,000	607,937
Industrial & Commercial Bank of China Ltd. H Shares	3,000,000	1,800,720

		3,504,027

Health Care Providers & Services 0.6%
Sinopharm Group Co. Ltd. H Shares	149,838	727,614

Internet Software & Services 5.4%
NetEase, Inc., ADR	12,000	3,083,880
Tencent Holdings Ltd.	120,000	3,180,280

		6,264,160

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
IT Services 0.9%
TravelSky Technology Ltd.	500,000	$1,066,783

Real Estate Management & Development 2.5%
China Overseas Land & Investment Ltd.	400,000	1,227,956
Country Garden Holdings Co. Ltd.	2,000,000	1,037,935
Guangzhou R&F Properties Co. Ltd., H Shares	400,000	563,734

		2,829,625

Textiles, Apparel & Luxury Goods 1.0%
Peak Sport Products Co. Ltd. (a)	2,000,000	670,488
Xtep International Holdings Ltd.	1,000,000	440,092

		1,110,580

Transportation Infrastructure 0.7%
Zhejiang Expressway Co. Ltd. H Shares	750,000	785,212

Wireless Telecommunication Services 2.2%
China Mobile Ltd.	225,000	2,577,689

		20,306,223

EGYPT 2.7%
Banks 2.7%
Commercial International Bank Egypt SAE, GDR Reg. S REG	687,499	3,039,432

HONG KONG 2.8%
Electrical Equipment 0.8%
China High Speed Transmission Equipment Group Co. Ltd.	900,000	932,851

Electronic Equipment, Instruments & Components 1.2%
Kingboard Chemical Holdings Ltd.	450,000	1,330,223

Paper & Forest Products 0.8%
Lee & Man Paper Manufacturing Ltd.	1,250,000	939,217

		3,202,291

HUNGARY 5.8%
Banks 3.2%
OTP Bank plc	130,000	3,643,140

Oil, Gas & Consumable Fuels 1.2%
MOL Hungarian Oil & Gas plc	22,000	1,411,085

Pharmaceuticals 1.4%
Richter Gedeon Nyrt.	75,000	1,610,035

		6,664,260

INDIA 3.7%
Automobiles 1.4%
Bajaj Auto Ltd.	40,000	1,697,081

Chemicals 1.4%
UPL Ltd.	150,000	1,566,071

IT Services 0.5%
HCL Technologies Ltd.	45,000	517,518

61

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Oil, Gas & Consumable Fuels 0.4%
Coal India Ltd.	100,000	$487,771

		4,268,441

INDONESIA 4.5%
Banks 1.5%
Bank Rakyat Indonesia Persero Tbk. PT	600,000	560,262
Bank Tabungan Negara Persero Tbk. PT	7,500,000	1,097,022

		1,657,284

Diversified Telecommunication Services 1.0%
Telekomunikasi Indonesia Persero Tbk. PT	3,500,000	1,130,058

Food Products 0.5%
Indofood CBP Sukses Makmur Tbk. PT	800,000	576,256

Multiline Retail 0.9%
Matahari Department Store Tbk. PT	770,000	1,061,878

Oil, Gas & Consumable Fuels 0.6%
Adaro Energy Tbk. PT	6,000,000	728,405

		5,153,881

NETHERLANDS 0.8%
Household Durables 0.8%
Steinhoff International Holdings NV	180,000	971,041

PAKISTAN 3.2%
Banks 1.3%
Habib Bank Ltd.	198,700	423,926
United Bank Ltd.	550,000	1,056,774

		1,480,700

Chemicals 0.6%
Engro Corp. Ltd.	250,000	665,740

Construction Materials 0.8%
Lucky Cement Ltd.	150,000	960,302

Oil, Gas & Consumable Fuels 0.5%
Pakistan Oilfields Ltd.	150,000	565,337

		3,672,079

PERU 1.5%
Banks 0.8%
Credicorp Ltd.	6,000	892,080

Metals & Mining 0.7%
Cia de Minas Buenaventura SAA, ADR	60,000	797,400

		1,689,480

RUSSIA 8.2%
Banks 2.5%
Sberbank of Russia PJSC, ADR	300,000	2,850,000

Metals & Mining 1.5%
Severstal PJSC, GDR Reg. S	120,000	1,692,155

Common Stocks (continued)

	Shares	Market Value

RUSSIA (continued)
Oil, Gas & Consumable Fuels 4.2%
Gazprom PJSC, ADR	100,000	$433,000
Gazprom PJSC, ADR	450,000	1,940,346
Lukoil PJSC, ADR	50,000	2,430,500

		4,803,846

		9,346,001

SOUTH AFRICA 6.2%
Banks 0.8%
Capitec Bank Holdings Ltd.	17,000	862,976

Diversified Financial Services 0.8%
FirstRand Ltd.	250,000	896,442

Equity Real Estate Investment Trusts (REITs) 0.5%
Redefine Properties Ltd.	650,000	556,198

Food & Staples Retailing 0.6%
SPAR Group Ltd. (The)	50,000	708,260

Media 0.4%
Naspers Ltd., Class N	3,000	502,441

Metals & Mining 0.5%
Gold Fields Ltd., ADR	150,000	622,500

Paper & Forest Products 0.5%
Mondi Ltd.	32,000	625,071

Specialty Retail 1.2%
Super Group Ltd.*	450,000	1,328,265

Wireless Telecommunication Services 0.9%
Vodacom Group Ltd.	95,000	1,024,951

		7,127,104

SOUTH KOREA 11.1%
Banks 1.2%
Woori Bank	125,000	1,362,268

Chemicals 0.8%
Lotte Chemical Corp.	3,500	879,384

Electric Utilities 0.9%
Korea Electric Power Corp.	23,000	994,995

Household Durables 0.5%
LG Electronics, Inc.	15,000	625,310

Industrial Conglomerates 1.0%
Hanwha Corp.	35,000	1,139,894

Oil, Gas & Consumable Fuels 1.0%
SK Innovation Co. Ltd.	8,500	1,118,892

Semiconductors & Semiconductor Equipment 0.8%
Dongbu HiTek Co. Ltd.*	65,000	965,819

Technology Hardware, Storage & Peripherals 4.0%
Samsung Electronics Co. Ltd.	3,200	4,577,051

62

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Tobacco 0.9%
KT&G Corp.	11,000	$1,084,932

		12,748,545

TAIWAN 10.7%
Chemicals 0.5%
Formosa Chemicals & Fibre Corp.	200,000	593,801

Diversified Financial Services 0.5%
Fubon Financial Holding Co. Ltd.	400,000	565,963

Diversified Telecommunication Services 0.6%
Chunghwa Telecom Co. Ltd.	200,000	684,833

Electronic Equipment, Instruments & Components 2.6%
Hon Hai Precision Industry Co. Ltd.	1,100,000	2,971,281

Insurance 0.8%
China Life Insurance Co. Ltd.	1,000,000	921,764

Real Estate Management & Development 0.5%
Highwealth Construction Corp.	400,000	592,391

Semiconductors & Semiconductor Equipment 2.7%
Powertech Technology, Inc.	270,000	770,366
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (b)	76,000	2,363,600

		3,133,966

Technology Hardware, Storage & Peripherals 1.9%
Lite-On Technology Corp.	700,000	1,003,521
Micro-Star International Co. Ltd.	400,000	1,150,720

		2,154,241

Textiles, Apparel & Luxury Goods 0.6%
Pou Chen Corp.	500,000	674,636

		12,292,876

THAILAND 5.1%
Banks 1.6%
Kasikornbank PCL, NVDR	125,000	613,576
Krung Thai Bank PCL, NVDR	2,500,000	1,227,807

		1,841,383

Construction Materials 0.6%
Siam Cement PCL (The), NVDR	45,000	642,587

Food & Staples Retailing 0.9%
CP ALL PCL, NVDR	600,000	1,040,039

Food Products 0.9%
Charoen Pokphand Foods PCL, NVDR	1,200,000	1,079,194

Oil, Gas & Consumable Fuels 0.6%
PTT PCL, NVDR	75,000	738,471

Transportation Infrastructure 0.5%
Airports of Thailand PCL, NVDR	50,000	543,968

		5,885,642

Common Stocks (continued)

	Shares	Market Value

TURKEY 2.0%
Banks 1.1%
Akbank TAS	250,000	$669,039
Yapi ve Kredi Bankasi AS*	500,000	598,588

		1,267,627

Construction & Engineering 0.4%
Tekfen Holding AS	200,000	507,456

Equity Real Estate Investment Trusts (REITs) 0.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	520,000	531,334

		2,306,417

Total Common Stocks (cost $99,523,736)		109,032,016

Preferred Stocks 3.2%
BRAZIL 3.2%
Banks 2.5%
Banco Bradesco SA — Preference Shares*	100,000	1,047,619
Itau Unibanco Holding SA — Preference Shares	65,000	781,955
Itausa — Investimentos Itau SA Preference Shares	350,000	1,035,088

		2,864,662

Chemicals 0.7%
Braskem SA Preference Shares, Class A	85,000	752,804

Total Preferred Stocks (cost $3,348,161)		3,617,466

Exchange Traded Fund 0.6%
UNITED STATES 0.6%
iShares MSCI All Peru Capped ETF	20,000	656,600

Total Exchange Traded Fund (cost $598,414)		656,600

Total Investments (cost $103,470,311) (c) — 98.8%		113,306,082

Other assets in excess of liabilities — 1.2%		1,324,010

NET ASSETS — 100.0%		$114,630,092

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at

63

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard Emerging Markets Equity Fund (Continued)

October 31, 2016 was $1,016,970, which was collateralized by U.S. Government Treasury Securities, interest rates ranging from 0.00% - 6.63%, and maturity dates ranging from 03/02/17 - 05/15/46, a total market value of $1,035,957.

(c)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

plc	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

TAS	Joint Stock Company

Tbk. PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

64

Statement of Assets and Liabilities

October 31, 2016

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investments, at value* (cost $103,470,311)	$113,306,082
Cash	1,664,709
Interest and dividends receivable	88,383
Security lending income receivable	73
Receivable for investments sold	6,337,386
Reimbursement from investment advisor	13,218
Prepaid expenses	21,219

Total Assets	121,431,070

Liabilities:
Payable for investments purchased	6,548,101
Payable for capital shares redeemed	29,748
Foreign currency overdraft payable (cost $4,997)	4,948
Payable for capital gain country tax	4,105
Accrued expenses and other payables:
Investment advisory fees	98,013
Fund administration fees	9,272
Distribution fees	51
Administrative servicing fees	13
Accounting and transfer agent fees	2,908
Trustee fees	421
Deferred capital gain country tax	60,891
Custodian fees	100
Compliance program costs (Note 3)	50
Professional fees	32,021
Printing fees	3,857
Other	6,479

Total Liabilities	6,800,978

Net Assets	$114,630,092

Represented by:
Capital	$132,486,594
Accumulated undistributed net investment income	1,249,506
Accumulated net realized losses from investments, forward and foreign currency transactions	(28,887,292)
Net unrealized appreciation/(depreciation) from investments†	9,774,880
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	6,404

Net Assets	$114,630,092

Net Assets:
Class A Shares	$66,011
Class C Shares	43,871
Class M Shares	30,377,350
Institutional Service Class Shares	213,223
Institutional Class Shares	83,929,637

Total	$114,630,092

*	Includes value of securities on loan of $1,016,970 (Note 2).
†	Net of $60,891 of deferred capital gain country tax.

65

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Bailard Emerging Markets Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,283
Class C Shares	4,873
Class M Shares	3,376,119
Institutional Service Class Shares	23,770
Institutional Class Shares	9,254,092

Total	12,666,137

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.06
Class C Shares (b)	$9.00
Class M Shares	$9.00
Institutional Service Class Shares	$8.97
Institutional Class Shares	$9.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.61

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

66

Statement of Operations

For the Year Ended October 31, 2016

\	Nationwide Bailard Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividend income	$3,554,905
Income from securities lending (Note 2)	15,861
Interest income	9,711
Foreign tax withholding	(319,200)

Total Income	3,261,277

EXPENSES:
Investment advisory fees	1,114,789
Fund administration fees	108,461
Distribution fees Class A	110
Distribution fees Class C	247
Administrative servicing fees Class A	8
Administrative servicing fees Institutional Service Class	66
Registration and filing fees	58,373
Professional fees	40,163
Printing fees	7,775
Trustee fees	3,603
Custodian fees	9,979
Accounting and transfer agent fees	20,644
Compliance program costs (Note 3)	506
Other	17,073

Total expenses before expenses reimbursed	1,381,797

Expenses reimbursed by adviser (Note 3)	(155,581)

Net Expenses	1,226,216

NET INVESTMENT INCOME	2,035,061

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(10,307,914)
Net realized losses from forward and foreign currency transactions (Note 2)	(250,782)

Net realized losses from investments, forward and foreign currency transactions	(10,558,696)

Net change in unrealized appreciation/(depreciation) from investments ††	17,188,301
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	12,377

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	17,200,678

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	6,641,982

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,677,043

†	Net of capital gain country taxes of $4,520.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $40,533.

The accompanying notes are an integral part of these financial statements.

67

Statements of Changes in Net Assets

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$2,035,061	$1,720,816
Net realized losses from investments forward and foreign currency transactions	(10,558,696)	(18,456,668)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	17,200,678	(9,030,867)

Change in net assets resulting from operations	8,677,043	(25,766,719)

Distributions to Shareholders From:
Net investment income:
Class A	(388)	(547)
Class C	(103)	(69)
Class M	(300,487)	(616,415)
Institutional Service Class	(455)	(619)
Institutional Class	(939,564)	(492,813)

Change in net assets from shareholder distributions	(1,240,997)	(1,110,463)

Change in net assets from capital transactions	(4,610,537)	103,784,047

Change in net assets	2,825,509	76,906,865

Net Assets:
Beginning of year	111,804,583	34,897,718

End of year	$114,630,092	$111,804,583

Accumulated undistributed net investment income at end of year	$1,249,506	$683,134

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,675	$69,538
Dividends reinvested	388	547
Cost of shares redeemed	(18,581)	(34,504)

Total Class A Shares	17,482	35,581

Class C Shares
Proceeds from shares issued	25,072	7,496
Dividends reinvested	103	69
Cost of shares redeemed	(100)	–

Total Class C Shares	25,075	7,565

Class M Shares
Proceeds from shares issued	3,747,526	23,188,640
Dividends reinvested	213,961	609,559
Cost of shares redeemed	(2,885,210)	(23,179,185)

Total Class M Shares	1,076,277	619,014

Institutional Service Class Shares
Proceeds from shares issued	272,875	21,987
Dividends reinvested	455	619
Cost of shares redeemed	(97,508)	(14,046)

Total Institutional Service Class Shares	175,822	8,560

68

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$8,905,162	$102,620,514
Dividends reinvested	939,564	492,813
Cost of shares redeemed	(15,749,919)	–

Total Institutional Class Shares	(5,905,193)	103,113,327

Change in net assets from capital transactions	$(4,610,537)	$103,784,047

SHARE TRANSACTIONS:
Class A Shares
Issued	4,103	6,783
Reinvested	49	62
Redeemed	(2,186)	(3,698)

Total Class A Shares	1,966	3,147

Class C Shares
Issued	2,971	893
Reinvested	13	7
Redeemed	(11)	–

Total Class C Shares	2,973	900

Class M Shares
Issued	460,419	2,673,992
Reinvested	26,845	66,520
Redeemed	(363,066)	(2,682,395)

Total Class M Shares	124,198	58,117

Institutional Service Class Shares
Issued	32,008	2,164
Reinvested	55	69
Redeemed	(11,016)	(1,431)

Total Institutional Service Class Shares	21,047	802

Institutional Class Shares
Issued	1,118,710	9,707,867
Reinvested	117,064	58,997
Redeemed	(1,844,546)	–

Total Institutional Class Shares	(608,772)	9,766,864

Total change in shares	(458,588)	9,829,830

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

69

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2016	$8.53	0.12	0.48	0.60	(0.07)	(0.07)	$9.06	7.18%		$66,011	1.37%	1.44%	1.51%	96.21%
Year Ended October 31, 2015	$10.56	0.19	(2.06)	(1.87)	(0.16)	(0.16)	$8.53	(17.83%	)	$45,353	1.37%	1.97%	1.67%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.10	0.46	0.56	–	–	$10.56	5.60%		$22,922	1.60%	1.54%	2.63%	64.00%

Class C Shares
Year Ended October 31, 2016	$8.52	0.07	0.46	0.53	(0.05)	(0.05)	$9.00	6.37%		$43,871	2.08%	0.86%	2.21%	96.21%
Year Ended October 31, 2015	$10.52	0.03	(1.96)	(1.93)	(0.07)	(0.07)	$8.52	(18.42%	)	$16,183	2.09%	0.35%	2.51%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.07	0.45	0.52	–	–	$10.52	5.20%		$10,518	2.34%	1.15%	3.38%	64.00%

Class M Shares
Year Ended October 31, 2016	$8.47	0.15	0.47	0.62	(0.09)	(0.09)	$9.00	7.49%		$30,377,350	1.10%	1.81%	1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.15	(2.00)	(1.85)	(0.27)	(0.27)	$8.47	(17.54%	)	$27,536,136	1.10%	1.48%	1.56%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$33,826,891	1.10%	2.42%	1.92%	64.00%

Institutional Service Class Shares
Year Ended October 31, 2016	$8.45	0.14	0.47	0.61	(0.09)	(0.09)	$8.97	7.41%		$213,223	1.17%	1.61%	1.30%	96.21%
Year Ended October 31, 2015	$10.58	0.17	(2.01)	(1.84)	(0.29)	(0.29)	$8.45	(17.57%	)	$23,011	1.06%	1.75%	1.46%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.14	0.44	0.58	–	–	$10.58	5.80%		$20,328	1.35%	2.19%	2.25%	64.00%

Institutional Class Shares
Year Ended October 31, 2016	$8.54	0.15	0.47	0.62	(0.09)	(0.09)	$9.07	7.44%		$83,929,637	1.10%	1.83%	1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.26	(2.10)	(1.84)	(0.21)	(0.21)	$8.54	(17.52%	)	$84,183,900	1.10%	2.76%	1.21%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$1,017,059	1.10%	2.39%	2.14%	64.00%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

70

Fund Commentary	Nationwide Bailard International Equities Fund

For the annual period ended October 31, 2016, the Nationwide Bailard International Equities Fund (Class M) registered -2.35% versus -3.23% for its benchmark, the MSCI EAFE® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 438 funds as of October 31, 2016) was -2.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. During the reporting period, country allocation was a positive contributor to Fund performance versus the benchmark, while stock selection was a modest net detractor.

In the international equity arena, emerging markets outperformed developed by a wide margin over the 12 months, with the MSCI Emerging Markets® Index (US$ terms, net dividends) returning 9.27%, fully 12.5% ahead of EAFE. Firmer prices for oil, metals, and other commodities helped EM stocks recover following their steep declines in the prior fiscal year period. The Fund benefited from its allocations to emerging markets, particularly Russia and top performers Brazil and Hungary. Among developed markets, the Fund was correctly overweight top-performing New Zealand and out of bottom-performing Italy entirely. New Zealand was a bright spot for earnings growth in a year of declining earnings globally; Italy was dragged lower by well-founded concerns about its banking sector (and European banks generally). A currency hedge on the pound was profitable, as UK voters’ surprising decision to leave the European Union drove sterling lower. Having started the period at $1.54, after June’s Brexit referendum the pound fell sharply to $1.32 before ending October at $1.22.

Results on the stock selection side were strongest in developed Europe (excluding the UK). Portfolio holdings far outperformed the relevant MSCI country indices in Finland and Switzerland, and to a lesser extent in France. Most important among individual contributors was oil refiner Neste in Finland, rising on prospects for its renewable fuels businesses. In Switzerland, computer equipment maker Logitech, helped by successful acquisitions, surprised on earnings and hiked forward guidance; while biotech/chemical company Lonza Group pleased investors with growth in its profitable nutritional ingredients portfolio. Aerospace systems manufacturer Thales gained from a political consensus in France to increase defense spending. In Finland, the decision not to hold fallen index giant Nokia — hurt by wireless carriers’ declining investment in mobile network infrastructure — also contributed to Fund performance.

The largest country allocation misses were avoidance of Australia (whose stocks and currency gained from the stabilization of commodity prices) and adverse timing in Japan. The Fund was overweight Japan from the start of the period through the early part of 2016, while the Bank of Japan’s new negative interest rate policy was weighing on sentiment, and underweight more recently as the market recovered. The hedge on the yen, having added value in prior years, was unprofitable as the currency strengthened from 121 per dollar to 104 (the hedge was removed in early March at 114 per dollar). An overweight in Israel also detracted; here the country’s underperformance was driven by dominant index constituent Teva Pharmaceuticals, on concerns over generic drug pricing in a politically hostile US. Teva was sold from the portfolio by end of period.

The most significant trouble spots for stock selection were the UK and Japan, where Fund holdings failed to keep up with the respective MSCI country indices and where the large size of the markets magnified the negative impact. In a hit-or-miss year for our stock selection signals, the UK and Japan stood out as places where neither value nor momentum served as reliable indicators. The worst individual detractors were in the UK: hedge fund manager Man Group saw declines in fee revenue and margins, while bookseller WH Smith was among the firms facing lower domestic growth forecasts in the wake of the Brexit vote. National flagship carrier Japan Airlines struggled with passenger numbers on its

71

Fund Commentary (con’t.)	Nationwide Bailard International Equities Fund

international flights as yen strength dampened inbound tourism. Man Group was sold while the other two remain.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill;

Eric P. Leve, CFA; and Daniel McKellar, CFA

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

72

Fund Overview	Nationwide Bailard International Equities Fund

Asset Allocation†

Common Stocks	97.7%
Preferred Stock	0.6%
Repurchase Agreement	0.4%
Forward Foreign Currency Contracts	0.2%
Investment Company††	0.0%
Other assets in excess of liabilities	1.1%
100.0%

Top Industries†††

Banks	14.1%
Oil, Gas & Consumable Fuels	7.8%
Diversified Telecommunication Services	4.3%
Insurance	4.2%
Metals & Mining	3.6%
Pharmaceuticals	3.5%
Auto Components	3.4%
Chemicals	3.2%
Food & Staples Retailing	2.6%
Software	2.5%
Other Industries*	50.8%
100.0%

Top Holdings†††

Royal Dutch Shell plc, Class B	2.1%
GlaxoSmithKline plc	1.9%
Koninklijke Ahold Delhaize NV	1.8%
Reckitt Benckiser Group plc	1.7%
Fuji Heavy Industries Ltd.	1.3%
OTP Bank plc	1.3%
Anheuser-Busch InBev SA/NV	1.3%
UPM-Kymmene OYJ	1.2%
Hoya Corp.	1.2%
Safran SA	1.1%
Other Holdings*	85.1%
100.0%

Top Countries†††

Japan	17.8%
United Kingdom	17.3%
France	5.7%
Switzerland	5.1%
Canada	4.7%
Hong Kong	4.6%
Belgium	4.6%
Netherlands	3.9%
Finland	3.4%
Germany	3.2%
Other Countries*	29.7%
100.0%

Objective

The Fund seeks long-term capital appreciation.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class M) registered -2.35%, outperforming its benchmark by 0.88% and the Lipper peer category median by 0.10%

•	The largest country allocation misses were avoidance of Australia and adverse timing in Japan, and the most significant trouble spots for stock selection were the UK and Japan

•

The Fund benefited from its allocations to emerging markets, particularly Russia and top performers Brazil and Hungary, and results on the stock selection side were strongest in developed Europe (excluding the UK)

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

73

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For the periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(2.73)%	6.26%	1.97%
	w/ SC3	(8.36)%	5.07%	1.39%
Class C1	w/o SC2	(3.49)%	5.49%	1.26%
	w/ SC4	(4.49)%	N/A	N/A
Class M1,5		(2.35)%	6.63%	2.30%
Institutional Service Class[1,5,6]		(2.49)%	6.48%	2.17%
Institutional Class[5]		(2.35)%	N/A	1.80%	[7]
MSCI EAFE® Index		(3.23)%	4.99%	1.22%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[7]	Since inception date of September 18, 2013.

Expense Ratios

Expense Ratio^
Class A	1.22%
Class C	1.96%
Class M	0.87%
Institutional Service Class	1.00%
Institutional Class	0.87%

^	Current effective prospectus dated March 1, 2016. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

74

Fund Performance (con’t.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark International Opportunities Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

75

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	994.80	6.12	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.00	6.19	1.22
Class C Shares	Actual	(a)	1,000.00	990.80	9.86	1.97
	Hypothetical	(a)(b)	1,000.00	1,015.23	9.98	1.97
Class M Shares	Actual	(a)	1,000.00	997.10	4.32	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.81	4.37	0.86
Institutional Service Class Shares	Actual	(a)	1,000.00	994.80	5.01	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.11	5.08	1.00
Institutional Class Shares	Actual	(a)	1,000.00	995.80	4.31	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.81	4.37	0.86

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

76

Statement of Investments

October 31, 2016

Nationwide Bailard International Equities Fund

Common Stocks 97.7%

	Shares	Market Value

ARGENTINA 1.0%
Banks 0.7%
Banco Macro SA, ADR	35,000	$2,668,050

Food Products 0.3%
Adecoagro SA*	90,000	990,000

		3,658,050

AUSTRIA 1.2%
Banks 0.5%
Erste Group Bank AG	60,000	1,881,528

Chemicals 0.3%
Lenzing AG	8,000	1,042,638

Oil, Gas & Consumable Fuels 0.4%
OMV AG	50,000	1,560,481

		4,484,647

BELGIUM 4.5%
Air Freight & Logistics 0.3%
bpost SA	40,000	1,064,180

Banks 0.8%
KBC Group NV	50,000	3,048,052

Beverages 1.2%
Anheuser-Busch InBev SA/NV	40,000	4,590,791

Chemicals 0.5%
Solvay SA	15,000	1,720,701

Diversified Financial Services 0.6%
Groupe Bruxelles Lambert SA	25,000	2,149,172

Diversified Telecommunication Services 0.4%
Proximus SADP	50,000	1,431,124

Insurance 0.4%
Ageas	40,000	1,461,337

Metals & Mining 0.3%
Bekaert SA	25,000	1,111,406

		16,576,763

BRAZIL 2.5%
Capital Markets 0.4%
BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	320,000	1,884,712

Health Care Providers & Services 0.4%
Qualicorp SA	200,000	1,286,967

Household Durables 0.3%
MRV Engenharia e Participacoes SA	250,000	968,045

Media 0.2%
Smiles SA	50,000	912,594

Oil, Gas & Consumable Fuels 0.4%
Cosan SA Industria e Comercio	120,000	1,613,534

Road & Rail 0.4%
Rumo Logistica Operadora Multimodal SA*	600,000	1,342,105

Common Stocks (continued)

	Shares	Market Value

BRAZIL (continued)
Water Utilities 0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	125,000	$1,319,706

		9,327,663

CANADA 4.7%
Banks 1.6%
Canadian Imperial Bank of Commerce	25,000	1,873,183
Royal Bank of Canada	30,000	1,874,301
Toronto-Dominion Bank (The)	41,000	1,860,330

		5,607,814

Diversified Telecommunication Services 0.3%
BCE, Inc.	25,000	1,135,838

Food & Staples Retailing 0.2%
Metro, Inc.	25,000	772,758

Media 0.5%
Quebecor, Inc., Class B	60,000	1,683,740

Metals & Mining 0.5%
Kinross Gold Corp.*	300,000	1,165,287
Silver Standard Resources, Inc.*	60,000	658,466

		1,823,753

Oil, Gas & Consumable Fuels 1.0%
Enbridge Income Fund Holdings, Inc.	60,000	1,522,702
Enerplus Corp.	325,000	2,187,989

		3,710,691

Thrifts & Mortgage Finance 0.3%
Genworth MI Canada, Inc.	50,000	1,085,887

Trading Companies & Distributors 0.3%
Russel Metals, Inc.	80,000	1,273,391

		17,093,872

EGYPT 1.1%
Banks 1.1%
Commercial International Bank Egypt SAE, GDR REG Reg. S	900,000	3,978,899

FINLAND 3.4%
Diversified Telecommunication Services 0.6%
Elisa OYJ	60,000	2,021,472

Food & Staples Retailing 0.4%
Kesko OYJ, Class B	30,000	1,490,698

Machinery 0.3%
Konecranes OYJ	35,000	1,192,183

Oil, Gas & Consumable Fuels 0.9%
Neste OYJ	80,000	3,451,369

Paper & Forest Products 1.2%
UPM-Kymmene OYJ	180,000	4,187,073

		12,342,795

77

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE 5.6%
Aerospace & Defense 1.9%
Safran SA	60,000	$4,128,681
Thales SA	35,000	3,292,974

		7,421,655

Auto Components 1.0%
Faurecia	30,000	1,105,843
Valeo SA	45,000	2,596,719

		3,702,562

Automobiles 0.5%
Peugeot SA*	125,000	1,871,876

Insurance 0.7%
SCOR SE	75,000	2,428,771

Media 0.6%
Publicis Groupe SA	30,000	2,057,992

Multi-Utilities 0.9%
Veolia Environnement SA	150,000	3,277,108

		20,759,964

GERMANY 3.2%
Air Freight & Logistics 0.8%
Deutsche Post AG REG	90,000	2,790,980

Industrial Conglomerates 1.1%
Siemens AG REG	35,000	3,976,610

Insurance 0.6%
Hannover Rueck SE	20,000	2,231,226

Media 0.2%
ProSiebenSat.1 Media SE	20,000	861,963

Wireless Telecommunication Services 0.5%
Freenet AG	60,000	1,720,148

		11,580,927

HONG KONG 4.6%
Auto Components 0.5%
Xinyi Glass Holdings Ltd.*	2,250,000	1,934,634

Banks 0.8%
BOC Hong Kong Holdings Ltd.	800,000	2,851,407

Capital Markets 0.7%
Haitong International Securities Group Ltd.	4,000,000	2,559,151

Electric Utilities 0.3%
HK Electric Investments & HK Electric Investments Ltd. (a)	1,000,000	990,384

Food Products 0.6%
WH Group Ltd. Reg. S (a)	2,500,000	2,024,741

Real Estate Management & Development 1.2%
Cheung Kong Property Holdings Ltd.	350,000	2,587,432
New World Development Co. Ltd.	1,500,000	1,864,875

		4,452,307

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Road & Rail 0.5%
MTR Corp. Ltd.	350,000	$1,936,928

		16,749,552

HUNGARY 2.3%
Banks 1.4%
OTP Bank plc	170,000	4,764,106

Oil, Gas & Consumable Fuels 0.4%
MOL Hungarian Oil & Gas plc	25,000	1,603,506

Pharmaceuticals 0.5%
Richter Gedeon Nyrt.	90,000	1,932,042

		8,299,654

INDONESIA 2.9%
Banks 0.9%
Bank Negara Indonesia Persero Tbk. PT	7,200,000	3,073,776

Diversified Telecommunication Services 0.9%
Telekomunikasi Indonesia Persero Tbk. PT	9,500,000	3,067,301

Multiline Retail 0.5%
Matahari Department Store Tbk. PT	1,450,000	1,999,640

Oil, Gas & Consumable Fuels 0.6%
Adaro Energy Tbk. PT	19,200,000	2,330,896

		10,471,613

ISLE OF MAN 0.3%
Hotels, Restaurants & Leisure 0.3%
GVC Holdings plc*	150,000	1,278,774

JAPAN 17.5%
Airlines 1.0%
ANA Holdings, Inc.	600,000	1,685,266
Japan Airlines Co. Ltd.	70,000	2,065,826

		3,751,092

Auto Components 1.7%
Bridgestone Corp.	100,000	3,732,367
NHK Spring Co. Ltd.	75,000	709,902
Toyota Boshoku Corp.	70,000	1,764,774

		6,207,043

Automobiles 1.8%
Fuji Heavy Industries Ltd.	125,000	4,884,565
Mazda Motor Corp.	100,000	1,658,378

		6,542,943

Banks 1.7%
Aozora Bank Ltd.	300,000	991,218
Mitsubishi UFJ Financial Group, Inc.	200,000	1,031,962
Mizuho Financial Group, Inc.	1,500,000	2,525,630
Sumitomo Mitsui Financial Group, Inc.	60,000	2,080,302

		6,629,112

78

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Beverages 0.6%
Kirin Holdings Co. Ltd.	125,000	$2,148,957

Building Products 0.3%
Nichias Corp.	120,000	1,067,691

Chemicals 1.2%
DIC Corp.	30,000	908,755
Sumitomo Chemical Co. Ltd.	300,000	1,418,813
Teijin Ltd.	100,000	1,932,141

		4,259,709

Construction & Engineering 0.4%
Tokyu Construction Co. Ltd.	150,000	1,515,721

Diversified Financial Services 0.3%
ORIX Corp.	80,000	1,267,712

Diversified Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp.	60,000	2,660,210

Electric Utilities 0.7%
Chubu Electric Power Co., Inc.	100,000	1,472,137
Tohoku Electric Power Co., Inc.	90,000	1,102,667

		2,574,804

Food Products 0.4%
Nippon Suisan Kaisha Ltd.	300,000	1,441,907

Health Care Equipment & Supplies 1.1%
Hoya Corp.	100,000	4,172,400

Health Care Providers & Services 0.3%
Toho Holdings Co. Ltd.	50,000	1,049,075

Hotels, Restaurants & Leisure 0.3%
Round One Corp.	150,000	1,059,665

Internet Software & Services 0.5%
Mixi, Inc.	50,000	1,836,909

IT Services 0.5%
Itochu Techno-Solutions Corp.	70,000	1,726,291

Machinery 0.3%
Makino Milling Machine Co. Ltd.	150,000	953,141

Oil, Gas & Consumable Fuels 0.3%
TonenGeneral Sekiyu KK	100,000	984,653

Professional Services 0.3%
Meitec Corp.	30,000	1,022,328

Real Estate Management & Development 0.3%
Nomura Real Estate Holdings, Inc.	75,000	1,266,499

Road & Rail 1.1%
Central Japan Railway Co.	15,000	2,550,693
Sankyu, Inc.	240,000	1,413,300

		3,963,993

Semiconductors & Semiconductor Equipment 0.3%
Tokyo Seimitsu Co. Ltd.	45,000	1,227,716

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Specialty Retail 0.3%
Adastria Co. Ltd.	40,000	$1,047,124

Technology Hardware, Storage & Peripherals 0.7%
Seiko Epson Corp.	120,000	2,432,141

Wireless Telecommunication Services 0.4%
NTT DOCOMO, Inc.	60,000	1,506,840

		64,315,676

LUXEMBOURG 0.3%
Metals & Mining 0.3%
ArcelorMittal*	170,000	1,148,684

NETHERLANDS 3.9%
Food & Staples Retailing 1.8%
Koninklijke Ahold Delhaize NV	282,720	6,449,525

Oil, Gas & Consumable Fuels 2.1%
Royal Dutch Shell plc, Class B	300,000	7,737,753

		14,187,278

NEW ZEALAND 2.2%
Construction Materials 0.6%
Fletcher Building Ltd.	350,000	2,592,825

Diversified Telecommunication Services 0.6%
Spark New Zealand Ltd.	800,000	2,092,309

Health Care Equipment & Supplies 0.5%
Fisher & Paykel Healthcare Corp. Ltd.	286,013	1,810,875

Hotels, Restaurants & Leisure 0.5%
SKYCITY Entertainment Group Ltd.	600,000	1,672,699

		8,168,708

NORWAY 1.1%
Banks 0.4%
DNB ASA	100,000	1,445,668

Diversified Telecommunication Services 0.3%
Telenor ASA	60,000	954,291

Food Products 0.4%
Salmar ASA	45,000	1,460,326

		3,860,285

PAKISTAN 1.0%
Banks 0.4%
United Bank Ltd.	800,000	1,537,127

Chemicals 0.4%
Engro Corp. Ltd.	500,000	1,331,479

Oil, Gas & Consumable Fuels 0.2%
Pakistan Petroleum Ltd.	450,000	636,001

		3,504,607

79

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PERU 1.5%
Banks 0.8%
Credicorp Ltd.	18,500	$2,750,580

Metals & Mining 0.7%
Cia de Minas Buenaventura SAA, ADR	150,000	1,993,500
Hochschild Mining plc	250,000	814,951

		2,808,451

		5,559,031

RUSSIA 2.3%
Banks 0.8%
Sberbank of Russia PJSC, ADR	300,000	2,841,359

Metals & Mining 0.5%
Severstal PJSC, GDR Reg. S	120,000	1,692,155

Oil, Gas & Consumable Fuels 1.0%
Gazprom PJSC, ADR	300,000	1,293,564
Lukoil PJSC, ADR	50,000	2,430,500

		3,724,064

		8,257,578

SINGAPORE 0.7%
Software 0.7%
IGG, Inc.	3,500,000	2,551,237

SOUTH AFRICA 0.9%
Paper & Forest Products 0.9%
Mondi plc	175,000	3,415,218

SWITZERLAND 5.0%
Chemicals 0.7%
Sika AG	500	2,403,229

Food Products 0.3%
Nestle SA REG	15,000	1,087,709

Insurance 1.3%
Swiss Life Holding AG REG*	13,000	3,440,227
Swiss Re AG	20,000	1,856,235

		5,296,462

Life Sciences Tools & Services 1.0%
Lonza Group AG REG*	19,000	3,585,332

Machinery 0.4%
Georg Fischer AG REG	1,500	1,329,895

Specialty Retail 0.5%
Valora Holding AG REG	6,000	1,743,379

Technology Hardware, Storage & Peripherals 0.8%
Logitech International SA REG	120,000	2,902,380

		18,348,386

TAIWAN 2.6%
Chemicals 0.3%
Formosa Chemicals & Fibre Corp.	350,000	1,039,153

Common Stocks (continued)

	Shares	Market Value

TAIWAN (continued)
Diversified Financial Services 0.3%
Fubon Financial Holding Co. Ltd.	700,000	$990,436

Electronic Equipment, Instruments & Components 0.4%
Merry Electronics Co. Ltd.	350,000	1,349,410

Semiconductors & Semiconductor Equipment 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	100,000	3,110,000

Technology Hardware, Storage & Peripherals 0.8%
Lite-On Technology Corp.	700,000	1,003,521
Micro-Star International Co. Ltd.	350,000	1,006,880
Primax Electronics Ltd.	700,000	1,107,064

		3,117,465

		9,606,464

THAILAND 2.3%
Banks 0.8%
Kasikornbank PCL, NVDR	250,000	1,227,153
Krung Thai Bank PCL, NVDR	3,000,000	1,473,369

		2,700,522

Construction Materials 0.4%
Siam Cement PCL (The), NVDR	90,000	1,285,175

Food & Staples Retailing 0.2%
CP ALL PCL, NVDR	500,000	866,699

Food Products 0.2%
Charoen Pokphand Foods PCL, NVDR	1,000,000	899,328

Oil, Gas & Consumable Fuels 0.4%
PTT PCL, NVDR	150,000	1,476,942

Transportation Infrastructure 0.3%
Airports of Thailand PCL, NVDR	100,000	1,087,935

		8,316,601

TURKEY 1.7%
Banks 1.0%
Akbank TAS	600,000	1,605,695
Yapi ve Kredi Bankasi AS*	1,500,000	1,795,766

		3,401,461

Construction & Engineering 0.3%
Tekfen Holding AS	500,000	1,268,639

Equity Real Estate Investment Trusts (REITs) 0.4%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,500,000	1,532,693

		6,202,793

UNITED KINGDOM 17.0%
Beverages 0.2%
Fevertree Drinks plc	70,000	825,640

80

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Capital Markets 1.1%
3i Group plc	300,000	$2,459,160
IG Group Holdings plc	150,000	1,514,729

		3,973,889

Commercial Services & Supplies 0.2%
Regus plc	300,000	912,691

Construction & Engineering 0.2%
Galliford Try plc	52,000	779,537

Diversified Telecommunication Services 0.6%
BT Group plc	500,000	2,295,020

Hotels, Restaurants & Leisure 0.8%
InterContinental Hotels Group plc	40,000	1,550,744
Ladbrokes Coral plc (b)	750,000	1,224,492

		2,775,236

Household Products 1.7%
Reckitt Benckiser Group plc	70,000	6,262,234

Industrial Conglomerates 0.7%
DCC plc	30,000	2,440,783

Insurance 1.1%
Admiral Group plc	40,000	937,167
Beazley plc	350,000	1,558,401
Direct Line Insurance Group plc	372,000	1,573,773

		4,069,341

Internet & Direct Marketing Retail 0.4%
boohoo.com plc* (b)	900,000	1,365,984

Metals & Mining 1.3%
Anglo American plc*	100,000	1,387,921
Rio Tinto plc	100,000	3,477,530

		4,865,451

Multi-Utilities 0.5%
Centrica plc	700,000	1,833,478

Personal Products 1.0%
Unilever plc	85,000	3,548,681

Pharmaceuticals 2.8%
AstraZeneca plc	50,000	2,799,754
GlaxoSmithKline plc	350,000	6,914,010
Indivior plc	200,000	768,138

		10,481,902

Professional Services 0.8%
RELX plc	165,000	2,945,273

Real Estate Management & Development 0.3%
UNITE Group plc (The)	150,000	1,016,068

Software 1.4%
Micro Focus International plc	62,332	1,632,196
Sage Group plc (The)	400,000	3,529,186

		5,161,382

Specialty Retail 0.6%
WH Smith plc	120,000	2,159,937

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Tobacco 1.3%
British American Tobacco plc	30,000	$1,719,388
Imperial Brands plc	65,000	3,144,170

		4,863,558

		62,576,085

UNITED STATES 0.4%
Software 0.4%
Globant SA*	30,000	1,305,000

Total Common Stocks (cost $323,336,175)		357,926,804

Preferred Stock 0.6%
BRAZIL 0.6%
Banks 0.6%
Itausa — Investimentos Itau SA Preference Shares	700,000	2,070,175

Total Preferred Stock (cost $1,647,196)		2,070,175

Investment Company 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (c)(d)	59,815	59,815

Total Investment Company (cost $59,815)		59,815

Repurchase Agreement 0.4%

	Principal Amount

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $1,412,258, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $1,440,490. (c)(e)	$1,412,245	1,412,245

Total Repurchase Agreement (cost $1,412,245)		1,412,245

Total Investments (cost $326,455,431) (f) — 98.7%		361,469,039

Other assets in excess of liabilities — 1.3%		4,787,299

NET ASSETS — 100.0%		$366,256,338

81

Statement of Investments (Continued)

October 31, 2016

Nationwide Bailard International Equities Fund (Continued)

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $3,015,125 which represents 0.82% of net assets.

(b)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $1,393,562.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $1,472,060.

(d)	Represents 7-day effective yield as of October 31, 2016.

(e)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

(f)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

AS	Stock Corporation

ASA	Stock Corporation

BM	Limited Liability

GDR	Global Depositary Receipt

KK	Joint Stock Company

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt
OYJ	Public Traded Company

PCL	Public Company Limited

PJSC	Public Joint Stock Company

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

TAS	Joint Stock Company

Tbk. PT	State Owned Company

At October 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Brown Brothers Harriman & Co.	12/29/16	(9,500,000)	$(12,392,940)	$(11,645,213)	$747,727

The accompanying notes are an integral part of these financial statements.

82

Statement of Assets and Liabilities

October 31, 2016

Nationwide Bailard International Equities Fund
Assets:
Investments, at value* (cost $325,043,186)	$360,056,794
Repurchase agreement, at value (cost $1,412,245)	1,412,245

Total Investments, at value (total cost $326,455,431)	361,469,039

Cash	2,952,510
Foreign currencies, at value (cost $3,561,407)	3,561,576
Interest and dividends receivable	766,803
Security lending income receivable	1,542
Receivable for investments sold	10,666,103
Receivable for capital shares issued	351,708
Reclaims receivable	319,772
Unrealized appreciation on forward foreign currency contracts (Note 2)	747,727
Prepaid expenses	26,695

Total Assets	380,863,475

Liabilities:
Payable for investments purchased	11,749,834
Payable for capital shares redeemed	1,016,078
Payable upon return of securities loaned (Note 2)	1,472,060
Accrued expenses and other payables:
Investment advisory fees	233,052
Fund administration fees	13,804
Distribution fees	5,030
Administrative servicing fees	14,484
Accounting and transfer agent fees	6,315
Trustee fees	1,297
Deferred capital gain country tax	47,867
Custodian fees	1,890
Compliance program costs (Note 3)	150
Professional fees	33,079
Printing fees	5,240
Other	6,957

Total Liabilities	14,607,137

Net Assets	$366,256,338

Represented by:
Capital	$372,230,656
Accumulated undistributed net investment income	5,478,935
Accumulated net realized losses from investments, forward and foreign currency transactions	(47,108,631)
Net unrealized appreciation/(depreciation) from investments†	34,965,741
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	747,727
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(58,090)

Net Assets	$366,256,338

*	Includes value of securities on loan of $1,393,562 (Note 2).
†	Net of $47,867 of deferred capital gain country tax.

83

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Bailard International Equities Fund
Net Assets:
Class A Shares	$6,050,685
Class C Shares	4,320,265
Class M Shares	161,881,871
Institutional Service Class Shares	48,822,689
Institutional Class Shares	145,180,828

Total	$366,256,338

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	796,170
Class C Shares	574,234
Class M Shares	21,307,865
Institutional Service Class Shares	6,431,553
Institutional Class Shares	19,103,276

Total	48,213,098

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$7.60
Class C Shares (b)	$7.52
Class M Shares	$7.60
Institutional Service Class Shares	$7.59
Institutional Class Shares	$7.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.06

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

84

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$11,507,473
Income from securities lending (Note 2)	88,596
Interest income	29,858
Foreign tax withholding	(849,555)

Total Income	10,776,372

EXPENSES:
Investment advisory fees	2,580,303
Fund administration fees	158,048
Distribution fees Class A	16,175
Distribution fees Class C	50,315
Administrative servicing fees Class A	7,272
Administrative servicing fees Class C	5,415
Administrative servicing fees Institutional Service Class	99,511
Registration and filing fees	61,118
Professional fees	55,640
Printing fees	14,717
Trustee fees	10,800
Custodian fees	18,673
Accounting and transfer agent fees	38,949
Compliance program costs (Note 3)	1,523
Other	21,044

Total Expenses	3,139,503

NET INVESTMENT INCOME	7,636,869

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(14,313,570)
Net realized losses from forward and foreign currency transactions (Note 2)	(681,154)

Net realized losses from investments, forward and foreign currency transactions	(14,994,724)

Net change in unrealized appreciation/(depreciation) from investments††	679,491
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	149,055
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(7,972)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	820,574

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(14,174,150)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,537,281)

†	Net of capital gain country taxes of $3.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $47,867.

The accompanying notes are an integral part of these financial statements.

85

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$7,636,869	$5,317,657
Net realized losses from investments, forward and foreign currency transactions	(14,994,724)	(7,515,277)
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	820,574	5,243,708

Change in net assets resulting from operations	(6,537,281)	3,046,088

Distributions to Shareholders From:
Net investment income:
Class A	(145,242)	(131,963)
Class C	(90,848)	(67,356)
Class M	(3,930,896)	(7,965,598)
Institutional Service Class	(3,214,348)	(4,038,608)
Institutional Class	(200,124)	(28,897)

Change in net assets from shareholder distributions	(7,581,458)	(12,232,422)

Change in net assets from capital transactions	56,301,141	70,782,277

Change in net assets	42,182,402	61,595,943

Net Assets:
Beginning of year	324,073,936	262,477,993

End of year	$366,256,338	$324,073,936

Accumulated undistributed net investment income at end of year	$5,478,935	$5,970,651

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,871,405	$6,189,501
Dividends reinvested	133,509	120,588
Cost of shares redeemed	(3,274,636)	(2,310,589)

Total Class A Shares	(269,722)	3,999,500

Class C Shares
Proceeds from shares issued	1,235,044	4,143,810
Dividends reinvested	78,904	58,893
Cost of shares redeemed	(1,988,462)	(814,133)

Total Class C Shares	(674,514)	3,388,570

Class M Shares
Proceeds from shares issued	13,725,402	17,649,032
Dividends reinvested	2,556,801	7,244,051
Cost of shares redeemed	(16,346,255)	(19,973,741)

Total Class M Shares	(64,052)	4,919,342

Institutional Service Class Shares
Proceeds from shares issued	51,609,008	74,995,510
Dividends reinvested	1,729,787	1,640,088
Cost of shares redeemed	(137,904,819)	(19,418,387)

Total Institutional Service Class Shares	(84,566,024)	57,217,211

86

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$155,002,568	$1,329,792
Dividends reinvested	115,811	28,897
Cost of shares redeemed	(13,242,926)	(101,035)

Total Institutional Class Shares	141,875,453	1,257,654

Change in net assets from capital transactions	$56,301,141	$70,782,277

SHARE TRANSACTIONS:
Class A Shares
Issued	379,252	745,880
Reinvested	17,452	15,583
Redeemed	(439,361)	(289,156)

Total Class A Shares	(42,657)	472,307

Class C Shares
Issued	165,427	502,972
Reinvested	10,355	7,683
Redeemed	(264,473)	(100,053)

Total Class C Shares	(88,691)	410,602

Class M Shares
Issued	1,826,948	2,172,848
Reinvested	334,963	941,431
Redeemed	(2,159,930)	(2,466,844)

Total Class M Shares	1,981	647,435

Institutional Service Class Shares
Issued	6,870,695	9,244,123
Reinvested	227,006	212,761
Redeemed	(18,348,224)	(2,386,088)

Total Institutional Service Class Shares	(11,250,523)	7,070,796

Institutional Class Shares
Issued	20,632,022	157,938
Reinvested	15,103	3,696
Redeemed	(1,752,314)	(12,634)

Total Institutional Class Shares	18,894,811	149,000

Total change in shares	7,514,921	8,750,140

The accompanying notes are an integral part of these financial statements.

87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$7.98	0.14	(0.36)	(0.22)	(0.16)	(0.16)	–	$7.60	(2.73%	)	$6,050,685	1.22%	1.87%	1.22%	84.41%
Year Ended October 31, 2015	$8.22	0.13	(0.02)	0.11	(0.35)	(0.35)	–	$7.98	1.47%		$6,691,049	1.17%	1.55%	1.17%	98.51%
Period Ended October 31, 2014 (h)	$8.42	0.03	(0.23)	(0.20)	–	–	–	$8.22	(2.38%	)	$3,011,405	1.23%	1.31%	1.23%	31.09%
Year Ended July 31, 2014	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	–	$8.42	15.92%		$3,238,747	1.29%	1.69%	1.32%	83.79%
Year Ended July 31, 2013	$6.27	0.14	1.11	1.25	(0.11)	(0.11)	–	$7.41	20.04%		$4,216,776	1.38%	1.94%	1.58%	97.00%
Year Ended July 31, 2012	$7.45	0.13	(1.15)	(1.02)	(0.16)	(0.16)	–	$6.27	(13.57%	)	$3,306,852	1.49%	2.04%	1.67%	102.00%

Class C Shares
Year Ended October 31, 2016	$7.93	0.09	(0.37)	(0.28)	(0.13)	(0.13)	–	$7.52	(3.49%	)	$4,320,265	1.97%	1.19%	1.97%	84.41%
Year Ended October 31, 2015	$8.15	0.07	(0.02)	0.05	(0.27)	(0.27)	–	$7.93	0.70%		$5,255,233	1.94%	0.90%	1.94%	98.51%
Period Ended October 31, 2014 (h)	$8.37	0.01	(0.23)	(0.22)	–	–	–	$8.15	(2.63%	)	$2,056,325	2.03%	0.51%	2.03%	31.09%
Year Ended July 31, 2014	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	–	$8.37	15.12%		$2,088,816	1.93%	1.31%	1.94%	83.79%
Year Ended July 31, 2013	$6.22	0.09	1.11	1.20	(0.05)	(0.05)	–	$7.37	19.28%		$1,164,820	2.08%	1.24%	2.08%	97.00%
Year Ended July 31, 2012	$7.37	0.08	(1.13)	(1.05)	(0.10)	(0.10)	–	$6.22	(14.07%	)	$1,181,621	2.17%	1.36%	2.17%	102.00%

Class M Shares
Year Ended October 31, 2016	$7.97	0.17	(0.36)	(0.19)	(0.18)	(0.18)	–	$7.60	(2.35%	)	$161,881,871	0.86%	2.24%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.15	(0.02)	0.13	(0.38)	(0.38)	–	$7.97	1.82%		$169,724,549	0.86%	1.89%	0.86%	98.51%
Period Ended October 31, 2014 (h)	$8.42	0.03	(0.23)	(0.20)	–	–	–	$8.22	(2.38%	)	$169,784,066	0.94%	1.60%	0.94%	31.09%
Year Ended July 31, 2014	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	–	$8.42	16.42%		$172,401,379	0.90%	2.19%	0.90%	83.79%
Year Ended July 31, 2013	$6.26	0.16	1.12	1.28	(0.14)	(0.14)	–	$7.40	20.53%		$148,561,732	1.08%	2.24%	1.08%	97.00%
Year Ended July 31, 2012	$7.47	0.15	(1.16)	(1.01)	(0.20)	(0.20)	–	$6.26	(13.28%	)	$123,438,593	1.17%	2.36%	1.17%	102.00%

Institutional Service Class Shares (i)
Year Ended October 31, 2016	$7.96	0.16	(0.36)	(0.20)	(0.17)	(0.17)	–	$7.59	(2.49%	)	$48,822,689	0.98%	2.10%	0.98%	84.41%
Year Ended October 31, 2015	$8.21	0.15	(0.02)	0.13	(0.38)	(0.38)	–	$7.96	1.74%		$140,742,502	0.93%	1.80%	0.93%	98.51%
Period Ended October 31, 2014 (h)	$8.41	0.03	(0.23)	(0.20)	–	–	–	$8.21	(2.38%	)	$87,137,595	0.97%	1.57%	0.97%	31.09%
Year Ended July 31, 2014	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	–	$8.41	16.13%		$85,990,498	1.02%	2.12%	1.04%	83.79%
Year Ended July 31, 2013	$6.26	0.15	1.11	1.26	(0.12)	(0.12)	–	$7.40	20.34%		$60,530,663	1.21%	2.11%	1.33%	97.00%
Year Ended July 31, 2012	$7.46	0.14	(1.16)	(1.02)	(0.18)	(0.18)	–	$6.26	(13.35%	)	$62,889,462	1.31%	2.21%	1.42%	102.00%

Institutional Class Shares
Year Ended October 31, 2016	$7.97	0.18	(0.37)	(0.19)	(0.18)	(0.18)	–	$7.60	(2.35%	)	$145,180,828	0.86%	2.39%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.16	(0.03)	0.13	(0.38)	(0.38)	–	$7.97	1.82%		$1,660,603	0.85%	2.01%	0.85%	98.51%
Period Ended October 31, 2014 (h)	$8.41	0.03	(0.22)	(0.19)	–	–	–	$8.22	(2.26%	)	$488,602	0.94%	1.60%	0.94%	31.09%
Period Ended July 31, 2014 (j)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	–	$8.41	8.78%		$565,549	0.86%	2.39%	0.86%	83.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

The accompanying notes are an integral part of these financial statements.

88

Fund Commentary	Nationwide Emerging Markets Debt Fund

For the period from the Fund’s inception on February 29, 2016, through October 31, 2016, the Nationwide Emerging Markets Debt Fund (Institutional Class) returned 10.77% versus 11.43% (for the eight months ended October 31, 2016) for its benchmark, the JPM EMBI Global Diversified Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Debt Funds (consisting of 271 funds for the eight months ended October 31, 2016) was 20.03% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has an inception date of February 29, 2016, giving the Fund an eight-month track record. Accordingly, this abbreviated reporting period provides limited insights.

The Nationwide Emerging Markets Debt Fund launched just as the market for emerging market (EM) assets was beginning to improve following a torrid few months during late 2015 and early 2016. Up to this point, the value in the asset class — cheap currencies and wide spreads on the US dollar-denominated liabilities of EM sovereigns and corporates — had not been enough to encourage investors to invest. The trigger for change came in March when the arrest of former Brazilian president Lula da Silva (which accelerated the impeachment process against his successor Dilma Rousseff) coincided with a more dovish Federal Open Market Committee, pushing the chances of an interest rate hike into the second half of the year. From this point onwards, the rally in EM assets was a strong one. While this rally was led by Brazil, where local currency bonds returned over 60% to overseas investors, it was also exceptionally broad based.

Although the end of the period saw higher US Treasury yields, falling yields on US government bonds were a significant driver of returns over most of the period since the Fund launched, particularly in US dollar-denominated securities. During the weeks before and after the UK referendum on EU membership, investment-grade bonds with long maturities performed exceptionally well. Relative to market benchmarks, the Fund did not benefit from this initial move as we were positioned more heavily in higher-yielding bonds that are less correlated with US government bonds. However, as bond markets stabilized and began to soften, these higher-yielding holdings came into their own and helped to deliver a very strong third-quarter return.

In terms of specific positions that contributed both positively and negatively relative to market benchmarks, there were several countries that were important. Brazil and South Africa were the biggest detractors from performance, as the Fund generally had less exposure to these countries than the wider market. In Brazil, although we have held Petrobras bonds since launch and these have performed very well, due to the weak fiscal picture in the country we were initially cautious on domestic assets. However, by mid-year we became more comfortable that the changing political dynamics in the country would allow for spending adjustments. As a result, we added some Brazilian domestic bonds to the portfolio and these have since performed well.

In South Africa, we have also been cautious, and only took a small amount of exposure at the very end of the reporting period, despite strong returns. Our caution has been largely down to volatile politics, along with the strong chance of a sovereign credit rating downgrade in December. However, second-quarter data was very supportive for South Africa. This improvement was driven by surging exports and rising prices on key commodities. This has allowed the South African rand to strengthen, and other assets have followed suit. Our allocation to Polish bonds was also detrimental for returns, mainly due to the weaker euro pulling down the valuations of the currencies within its orbit.

While underweight positions were typically responsible for some underperformance compared to the benchmark, overweight positions generally compensated for this. Our heavy overweight exposure to Colombia, both in local currency assets and in US dollar-denominated sovereign bonds, rose by around 20% over the holding period on average. Similarly, Peruvian government bonds also performed exceptionally well, following strong

89

Fund Commentary (con’t.)	Nationwide Emerging Markets Debt Fund

export growth, a peak in inflation and the election of an investor-friendly and reform-minded president. Indeed, positions in both Colombia and Peru performed so strongly that we have started taking profits, approximately halving our positions in each.

The other country that made a strong contribution to relative returns was China. Typically, Chinese issuers in international markets are considered low risk, and strong sponsorship from domestic investors often makes for unappealing returns. Chinese bonds did indeed underperform during this period of market strength and we held an underweight position. However, we did hold securities issued by two property companies that between them averaged a 14% return. We have recently sold one of these positions, China Overseas, as we have become more cautious on the property sector in China amid reports of local restrictions on property purchases and an increase in offshore bond issuance from the sector.

We also benefited from not owning any Turkish assets since the Fund launched. Turkish bonds have not performed well, with modest returns from US dollar-denominated bonds and negative returns from local currency assets. This is the result of the country experiencing an attempted coup in July, and the resulting purges of its institutions, as well as several years of strong credit growth that had eroded the nation’s foreign exchange reserves. In addition, we held a short position in Turkish assets via the derivative markets, owning credit default swaps that would pay if Turkey defaulted, and a short in the Turkish lira against the US dollar through foreign exchange forwards. The former helped to reduce risk in the Fund (although the position was closed at a small loss) while the latter is a position we continue to hold and has benefited from the continued weakening of the Turkish currency.

We have made use of both credit derivatives and foreign exchange forwards for risk reduction and return-seeking purposes. Foreign exchange forwards can allow us to allocate to a market cheaply and without taking duration risk, something we have done in Hungary and India, for example, and such forwards also can allow us to reduce risk swiftly. Credit derivatives have been used either for portfolio risk reduction, as described in the case of Turkey, and also to take relative value views between or within sovereign credits.

Subadviser:

Standard Life Investments (Corporate Funds) Limited

Portfolio Managers:

Richard House

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

90

Fund Overview	Nationwide Emerging Markets Debt Fund

Asset Allocation†

Foreign Government Securities	69.1%
Corporate Bonds	22.7%
Credit Default Swaps††	0.0%
Forward Foreign Currency Contracts	(0.1)%
Other assets in excess of liabilities†††	8.3%
100.0%

Top Industries††††

Energy Equipment & Services	5.4%
Banks	4.7%
Chemicals	2.2%
Electric Utilities	1.9%
Real Estate Management & Development	1.7%
Food Products	1.5%
Oil, Gas & Consumable Fuels	1.4%
Wireless Telecommunication Services	1.2%
Metals & Mining	1.1%
Capital Markets	1.1%
Other Industries	77.8%
100.0%

Top Holdings††††

United Mexican States, 8.00%, 12/07/23	3.5%
Federation of Malaysia, 3.80%, 09/30/22	3.4%
Malaysia Sukuk Global Bhd., 3.18%, 04/27/26	3.3%
Federative Republic of Brazil, 10.00%, 01/01/25	3.1%
Republic of Paraguay, 4.63%, 01/25/23	2.9%
Jamacia Government Bond, 8.00%, 03/15/39	2.8%
Republic of Serbia, 7.25%, 09/28/21	2.7%
Republic of Colombia, 3.50%, 03/10/21	2.7%
Hashemite Kingdom of Jordan, 6.13%, 01/29/26	2.7%
Dominican Republic, 16.95%, 02/04/22	2.7%
Other Holdings	70.2%
100.0%

Top Countries††††

Indonesia	9.1%
Mexico	8.6%
Brazil	8.3%
Malaysia	8.2%
Poland	4.7%
Dominican Republic	4.2%
India	3.8%
Colombia	3.2%
Russia	3.1%
Paraguay	2.9%
Other Countries	43.9%
100.0%

Objective

The Fund seeks total return.

Highlights

•

For the period from the Fund’s inception on February 29, 2016, through October 31, 2016, the Nationwide Emerging Markets Debt Fund (Institutional Class) returned 10.77%, underperforming the eight-month benchmark performance by 0.66% and the eight-month Lipper peer category median by 9.26%

•	Brazil and South Africa were the biggest detractors from performance, as the Fund generally had less exposure to these countries than the wider market

•

Falling yields on US government bonds were a significant driver of returns, and investment-grade bonds with long maturities performed exceptionally well; positions in Peru and China as well as heavy overweight exposure in Colombia performed strongly

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2016.

91

Fund Performance	Nationwide Emerging Markets Debt Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		Inception*
Class A	w/o SC1	10.54%	[2]
	w/ SC3	8.06%	[2]
Class C	w/o SC1	9.99%	[2]
	w/ SC4	8.99%	[2]
Institutional Service Class[5]		10.73%	[2]
Institutional Class[5]		10.77%	[2]
JPM EMBI Global Diversified Index		11.43%
CPI		1.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of February 29, 2016.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.47%	1.40%
Class C	2.22%	2.15%
Institutional Service Class	1.22%	1.15%
Institutional Class	0.97%	0.90%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

92

Fund Performance (con’t.)	Nationwide Emerging Markets Debt Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Institutional Class shares of the Nationwide Emerging Markets Debt Fund from inception through 10/31/16 versus the JPM EMBI Global Diversified Index and the Consumer Price Index (CPI) from 3/1/16 through 10/31/16. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

93

Shareholder Expense Example	Nationwide Emerging Markets Debt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Emerging Markets Debt Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,044.20	5.91	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.36	5.84	1.15
Class C Shares	Actual	(a)	1,000.00	1,040.30	9.74	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.58	9.63	1.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,045.50	4.63	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.61	4.57	0.90
Institutional Class Shares	Actual	(a)	1,000.00	1,045.50	4.63	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.61	4.57	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

94

Statement of Investments

October 31, 2016

Nationwide Emerging Markets Debt Fund

Corporate Bonds 22.7%

	Principal Amount	Market Value

Banks 4.3%
Banco Nacional de Comercio Exterior SNC, 3.80%, 08/11/26 (a)(b)	$300,000	$297,000
HDFC Bank Ltd., Reg. S, 3.00%, 03/06/18	1,000,000	1,011,590
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, Reg. S, 4.63%, 09/26/22	1,000,000	1,070,170
Sberbank of Russia Via SB Capital SA, Reg. S, 5.25%, 05/23/23	1,000,000	980,000
Shinhan Bank, Reg. S, 3.88%, 03/24/26	625,000	647,755
Woori Bank, Reg. S, 4.75%, 04/30/24	330,000	349,443

		4,355,958

Capital Markets 1.0%
Israel Electric Corp. Ltd., Reg. S, Series 6, 5.00%, 11/12/24 (b)	950,000	1,023,150

Chemicals 2.0%
Equate Petrochemical BV, 3.00%, 03/03/22 (b)	960,000	946,278
Mexichem SAB de CV
Reg. S, 4.88%, 09/19/22	500,000	538,050
Reg. S, 5.88%, 09/17/44	580,000	562,658

		2,046,986

Construction Materials 0.5%
Cemex SAB de CV, Reg. S, 7.75%, 04/16/26	476,000	533,405

Diversified Telecommunication Services 0.5%
Colombia Telecomunicaciones SA ESP, Reg. S, 8.50%, 03/30/20 (c)	565,000	500,590

Electric Utilities 1.7%
Adani Transmission Ltd., 4.00%, 08/03/26 (b)	500,000	497,671
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, Reg. S, 7.95%, 05/11/26	700,000	742,000
Transelec SA, 3.88%, 01/12/29 (b)	500,000	507,500

		1,747,171

Energy Equipment & Services 5.0%
Petrobras Global Finance BV
6.25%, 03/17/24	1,350,000	1,334,475
8.75%, 05/23/26	1,000,000	1,126,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
Sinopec Group Overseas Development 2015 Ltd., Reg. S, 3.25%, 04/28/25	$1,500,000	$1,507,056
Tengizchevroil Finance Co. International Ltd., Reg. S, 4.00%, 08/15/26	1,100,000	1,060,486

		5,028,517

Food Products 1.4%
Marfrig Holdings Europe BV, Reg. S, Class B, 6.88%, 06/24/19	1,100,000	1,135,750
Minerva Luxembourg SA, 6.50%, 09/20/26 (b)	300,000	293,820

		1,429,570

Media 0.4%
Cablevision SA, 6.50%, 06/15/21 (b)	345,000	358,800

Metals & Mining 1.0%
Vedanta Resources plc, Reg. S, 9.50%, 07/18/18	1,000,000	1,060,047

Oil, Gas & Consumable Fuels 1.3%
Tullow Oil plc, Reg. S, 6.25%, 04/15/22	1,450,000	1,330,375

Paper & Forest Products 1.0%
Klabin Finance SA, Reg. S, 5.25%, 07/16/24	1,000,000	985,000

Real Estate Management & Development 1.5%
Fantasia Holdings Group Co. Ltd., Reg. S, 10.63%, 01/23/19	500,000	531,926
Shimao Property Holdings Ltd., Reg. S, 8.38%, 02/10/22	900,000	1,014,821

		1,546,747

Wireless Telecommunication Services 1.1%
Millicom International Cellular SA, Reg. S, 6.63%, 10/15/21	1,050,000	1,098,615

Total Corporate Bonds (cost $21,502,323)		23,044,931

Foreign Government Securities 69.1%
BERMUDA 1.1%
Bermuda Government Bond, 3.72%, 01/25/27 (b)	1,150,000	1,152,702

95

Statement of Investments (Continued)

October 31, 2016

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Market Value

BRAZIL 2.9%
Federative Republic of Brazil, 10.00%, 01/01/25	BRL	10,000,000	$2,928,799

COLOMBIA 2.4%
Republic of Colombia, 3.50%, 03/10/21	COP	7,275,540,000	2,484,018

CROATIA 1.6%
Republic of Croatia, Reg. S, 6.00%, 01/26/24		$1,400,000	1,579,900

DOMINICAN REPUBLIC 3.2%
Dominican Republic
16.95%, 02/04/22 (b)	DOP	90,000,000	2,464,514
6.88%, 01/29/26 (b)		$660,000	730,950

			3,195,464

EGYPT 2.1%
Arab Republic of Egypt, Reg. S, 5.88%, 06/11/25		2,300,000	2,131,686

GUATEMALA 1.1%
Republic of Guatemala, 4.50%, 05/03/26 (b)		1,100,000	1,127,500

HONDURAS 2.0%
Republic of Honduras, Reg. S, 7.50%, 03/15/24		1,800,000	2,007,000

INDIA 1.0%
Bharat Petroleum Corp. Ltd., Reg. S, 4.00%, 05/08/25		1,020,000	1,045,759

INDONESIA 8.4%
Perusahaan Penerbit SBSN Indonesia III, Reg. S, 4.55%, 03/29/26		1,950,000	2,052,375
Republic of Indonesia
7.88%, 04/15/19	IDR	20,650,000,000	1,624,347
8.38%, 09/15/26		25,720,000,000	2,097,239
6.63%, 05/15/33		15,550,000,000	1,055,573
Reg. S, 5.25%, 01/17/42		$452,000	494,955
Reg. S, 5.13%, 01/15/45		1,065,000	1,159,018

			8,483,507

IVORY COAST 2.4%
Republic of Cote d’Ivoire
Reg. S, 5.38%, 07/23/24		702,000	707,981
Reg. S, 5.75%, 12/31/32 (d)		1,801,800	1,764,971

			2,472,952

JAMAICA 2.6%
Jamacia Government Bond, 8.00%, 03/15/39		2,244,000	2,613,946

Foreign Government Securities (continued)

	Principal Amount		Market Value

JORDAN 2.4%
Hashemite Kingdom of Jordan, Reg. S, 6.13%, 01/29/26		$2,360,000	$2,466,200

KENYA 1.6%
Republic of Kenya, Reg. S, 6.88%, 06/24/24		1,594,000	1,590,015

LEBANON 2.2%
Lebanese Republic, Reg. S, 6.00%, 01/27/23		2,300,000	2,228,585

MALAYSIA 7.6%
Federation of Malaysia
3.80%, 09/30/22	MYR	13,000,000	3,144,302
4.25%, 05/31/35		4,000,000	945,506
4.74%, 03/15/46		2,000,000	490,632
Malaysia Sukuk Global Bhd., Reg. S, 3.18%, 04/27/26		3,010,000	3,093,678

			7,674,118

MEXICO 5.9%
Petroleos Mexicanos
Reg. S, 6.38%, 02/04/21		$1,500,000	1,641,000
Reg. S, 6.88%, 08/04/26		1,000,000	1,118,000
United Mexican States, 8.00%, 12/07/23	MXN	55,500,000	3,254,092

			6,013,092

PARAGUAY 2.6%
Republic of Paraguay Reg. S, 4.63%, 01/25/23		$2,550,000	2,660,874

PERU 0.9%
Republic of Peru
6.35%, 08/12/28 (b)	PEN	1,047,000	320,353
Reg. S, 6.95%, 08/12/31		1,716,000	554,552

			874,905

POLAND 3.3%
Republic of Poland
3.25%, 07/25/19	PLN	4,998,000	1,317,929
3.25%, 07/25/25		7,817,000	2,025,755

			3,343,684

RUSSIA 1.9%
Russian Federation, 6.70%, 05/15/19	RUB	125,000,000	1,886,911

SERBIA 2.5%
Republic of Serbia, Reg. S, 7.25%, 09/28/21		$2,204,000	2,531,294

96

Statement of Investments (Continued)

October 31, 2016

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Market Value

SOUTH AFRICA 2.1%
Republic of South Africa, 7.00%, 02/28/31	ZAR	34,425,000	$2,123,953

THAILAND 1.6%
Kingdom of Thailand, Reg. S, 1.28%, 03/12/28	THB	61,329,000	1,636,604

TURKEY 1.3%
Republic of Turkey, 4.88%, 10/09/26		$1,350,000	1,345,950

UKRAINE 2.4%
Ukraine Government Bond
Reg. S, 7.75%, 09/01/19		1,039,000	1,035,883
Reg. S, 7.75%, 09/01/23		750,000	727,575
Reg. S, 7.75%, 09/01/26		750,000	714,975

			2,478,433

Total Foreign Government Securities (cost $68,194,855)			70,077,851

Total Investments (cost $89,697,178) (e) — 91.8%			93,122,782

Other assets in excess of liabilities — 8.2%			8,333,401

NET ASSETS — 100.0%			$101,456,183

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $9,720,238 which represents 9.58% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2016. The maturity date reflects the next call date.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2016.
(e)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

AB	Stock Company

Bhd.	Private Limited Company

BV	Private Limited Liability Company

Ltd.	Limited

plc	Public Limited Company

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

SA	Stock Company

SAB de CV	Public Traded Company

Currency:

BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysia Ringgit
PEN	Peru Nuevo Sol
PLN	Poland New Zloty
RUB	Russia Ruble
THB	Thailand Baht
ZAR	South Africa Rand

97

Statement of Investments (Continued)

October 31, 2016

Nationwide Emerging Markets Debt Fund (Continued)

At October 31, 2016, the Fund’s open swap contracts were as follows (Note 2):

Credit default swaps on sovereign issues — buy protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2016[3]	Termination Date	Upfront Premium Received/ (Paid)[4]	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc	Republic of the Philippines	1.00%	$5,000,000	1.147%	12/20/21	21,662	8,384
HSBC Bank plc	Republic of Chile	1.00	5,000,000	0.889%	12/20/21	(31,827)	(1,421)

						$(10,165)	$6,963

Credit default swaps on sovereign issues — sell protection5

Counterparty	Reference Entity	Fixed Annual Rate Received by Fund	Notional Amount[2]	Implied Credit Spread as of October 31, 2016[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc	Republic of China	1.00%	$5,000,000	1.094%	12/20/21	$(13,258)	$(3,910)

						$(13,258)	$(3,910)

1	The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
3	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
4	Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
5	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

98

Statement of Investments (Continued)

October 31, 2016

Nationwide Emerging Markets Debt Fund (Continued)

At October 31, 2016, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	HSBC Bank plc	01/25/17	(5,523,780)	$(1,697,170)	$(1,685,472)	$11,698
Chilean Peso	HSBC Bank plc	01/25/17	(1,141,185,600)	(1,720,000)	(1,735,852)	(15,852)
Chinese Yuan	HSBC Bank plc	01/25/17	(23,218,600)	(3,400,000)	(3,418,024)	(18,024)
Malaysian Ringgit	HSBC Bank plc	01/25/17	(2,777,280)	(660,000)	(659,411)	589
Malaysian Ringgit	HSBC Bank plc	01/25/17	(4,000,000)	(948,429)	(949,722)	(1,293)
Philippine peso	Barclays Bank plc	01/25/17	(83,428,600)	(1,720,000)	(1,721,011)	(1,011)
Philippine peso	HSBC Bank plc	01/25/17	(142,451,100)	(2,913,706)	(2,938,560)	(24,854)
South African Rand	HSBC Bank plc	12/19/16	(48,500,000)	(3,478,573)	(3,562,203)	(83,630)
Thailand Baht	Barclays Bank plc	01/25/17	(60,000,000)	(1,695,634)	(1,712,525)	(16,891)
Turkish Lira	Credit Agricole SA	01/25/17	(9,030,138)	(2,874,579)	(2,866,072)	8,507

Total Short Contracts				$(21,108,091)	$(21,248,852)	$(140,761)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	HSBC Bank plc	01/25/17	390,462	$300,000	$296,407	$(3,593)
Brazilian Real	HSBC Bank plc	01/25/17	5,523,780	1,720,000	1,685,472	(34,528)
Euro	HSBC Bank plc	01/25/17	1,095,540	1,200,000	1,207,481	7,481
Hungarian Forint	Deutsche Bank Securities, Inc.	11/15/16	510,000,000	1,861,959	1,813,303	(48,656)
Indian Rupee	HSBC Bank plc	01/25/17	280,040,000	4,138,074	4,141,115	3,041
Japanese Yen	HSBC Bank plc	01/25/17	31,151,400	300,000	298,134	(1,866)
Philippine Peso	HSBC Bank plc	01/25/17	142,451,100	2,942,900	2,938,560	(4,340)
Singapore Dollar	HSBC Bank plc	01/25/17	416,520	300,000	299,507	(493)
South African Rand	Deutsche Bank Securities, Inc.	12/19/16	48,500,000	3,442,035	3,562,202	120,167
Thailand Baht	Barclays Bank plc	01/25/17	60,182,800	1,720,000	1,717,742	(2,258)

Total Long Contracts				$17,924,968	$17,959,923	$34,955

The accompanying notes are an integral part of these financial statements.

99

Statement of Assets and Liabilities

October 31, 2016

Nationwide Emerging Markets Debt Fund
Assets:
Investments, at value (cost $89,697,178)	$93,122,782
Cash	12,278,570
Interest receivable	1,292,315
Receivable for investments sold	6,113,992
Reclaims receivable	21,870
Swaps contracts, at value (Note 2)	30,046
Unrealized appreciation on forward foreign currency contracts (Note 2)	151,483
Receivable for capital gain country tax	21,965
Reimbursement from investment advisor	18,697
Prepaid offering costs	17,851
Prepaid expenses	19,107

Total Assets	113,088,678

Liabilities:
Payable for investments purchased	7,704,129
Payable for capital shares redeemed	116,250
Swap contracts, at value (Note 2)	50,416
Foreign currency overdraft payable (cost 3,323,138)	3,361,262
Unrealized depreciation on forward foreign currency contracts (Note 2)	257,289
Accrued expenses and other payables:
Investment advisory fees	60,926
Fund administration fees	8,713
Distribution fees	129
Administrative servicing fees	122
Accounting and transfer agent fees	8,553
Trustee fees	367
Deferred capital gain country tax	27,066
Custodian fees	584
Compliance program costs (Note 3)	45
Professional fees	22,617
Printing fees	8,385
Other	5,642

Total Liabilities	11,632,495

Net Assets	$101,456,183

Represented by:
Capital	$93,852,380
Accumulated undistributed net investment income	379,491
Accumulated net realized gains from investments, forward and foreign currency, and swap transactions	3,966,773
Net unrealized appreciation/(depreciation) from investments†	3,398,538
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(105,806)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(38,246)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	3,053

Net Assets	$101,456,183

†	Net of $27,066 of deferred capital gain country tax.

100

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Emerging Markets Debt Fund
Net Assets:
Class A Shares	$150,084
Class C Shares	114,103
Institutional Service Class Shares	110,648
Institutional Class Shares	101,081,348

Total	$101,456,183

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,945
Class C Shares	10,602
Institutional Service Class Shares	10,281
Institutional Class Shares	9,392,608

Total	9,427,436

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.76
Class C Shares (b)	$10.76
Institutional Service Class Shares	$10.76
Institutional Class Shares	$10.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.01

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

101

Statement of Operations

For the Period Ended October 31, 2016

Nationwide Emerging Markets Debt Fund (a)
INVESTMENT INCOME:
Interest income	$3,918,505
Foreign tax withholding	(165,055)

Total Income	3,753,450

EXPENSES:
Offering costs	37,059
Investment advisory fees	482,023
Fund administration fees	48,993
Distribution fees Class A	219
Distribution fees Class C	731
Administrative servicing fees Class A	42
Administrative servicing fees Class C	41
Administrative servicing fees Institutional Service Class	41
Registration and filing fees	43,651
Professional fees	67,309
Printing fees	12,111
Trustee fees	1,855
Custodian fees	2,906
Accounting and transfer agent fees	18,451
Compliance program costs (Note 3)	380
Other	13,041

Total expenses before expenses reimbursed	728,853

Expenses reimbursed by adviser (Note 3)	(105,658)

Net Expenses	623,195

NET INVESTMENT INCOME	3,130,255

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions†	4,829,808
Net realized losses from forward and foreign currency transactions (Note 2)	(627,888)
Net realized losses from swap transactions (Note 2)	(121,355)

Net realized gains from investments, forward and foreign currency, and swap transactions	4,080,565

Net change in unrealized appreciation/(depreciation) from investments††	3,398,538
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(105,806)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(38,246)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	3,053

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	3,257,539

Net realized/unrealized gains from investments, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, and swap contracts	7,338,104

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,468,359

(a)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.
†	Net of capital gain country taxes of $19,959.
††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $27,066.

The accompanying notes are an integral part of these financial statements.

102

Statement of Changes in Net Assets

Nationwide Emerging Markets Debt Fund
Period Ended October 31, 2016 (a)
Operations:
Net investment income	$3,130,255
Net realized gains from investments, forward and foreign currency, and swap transactions	4,080,565
Net change in unrealized appreciation/(depreciation) from investments forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, and swap contracts	3,257,539

Change in net assets resulting from operations	10,468,359

Distributions to Shareholders From:
Net investment income:
Class A	(3,522)
Class C	(2,322)
Institutional Service Class	(2,982)
Institutional Class	(2,888,060)

Change in net assets from shareholder distributions	(2,896,886)

Change in net assets from capital transactions	93,884,710

Change in net assets	101,456,183

Net Assets:
Beginning of period	–

End of period	$101,456,183

Accumulated undistributed net investment income at end of year	$379,491

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$137,666
Dividends reinvested	3,522
Cost of shares redeemed	–

Total Class A Shares	141,188

Class C Shares
Proceeds from shares issued	104,000
Dividends reinvested	2,322
Cost of shares redeemed	–

Total Class C Shares	106,322

Institutional Service Class Shares
Proceeds from shares issued	100,000
Dividends reinvested	2,982
Cost of shares redeemed	–

Total Institutional Service Class Shares	102,982

Institutional Class Shares
Proceeds from shares issued	101,382,850
Dividends reinvested	2,888,060
Cost of shares redeemed	(10,736,692)

Total Institutional Class Shares	93,534,218

Change in net assets from capital transactions	$93,884,710

103

Statement of Changes in Net Assets (Continued)

Nationwide Emerging Markets Debt Fund
Period Ended October 31, 2016 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	13,614
Reinvested	331
Redeemed	–

Total Class A Shares	13,945

Class C Shares
Issued	10,383
Reinvested	219
Redeemed	–

Total Class C Shares	10,602

Institutional Service Class Shares
Issued	10,000
Reinvested	281
Redeemed	–

Total Institutional Service Class Shares	10,281

Institutional Class Shares
Issued	10,132,343
Reinvested	272,541
Redeemed	(1,012,276)

Total Institutional Class Shares	9,392,608

Total change in shares	9,427,436

Amount designated as “–” is zero or has been rounded to zero.

(a)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

104

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Emerging Markets Debt Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2016 (g)	$10.00	0.30	0.74	1.04	(0.28)	(0.28)	$10.76	10.44%	(h)	$150,084	1.20%	4.29%	1.35%	99.02%

Class C Shares
Period Ended October 31, 2016 (g)	$10.00	0.25	0.73	0.98	(0.22)	(0.22)	$10.76	9.89%	(h)	$114,103	1.96%	3.49%	2.11%	99.02%

Institutional Service Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.32	0.73	1.05	(0.29)	(0.29)	$10.76	10.63%	(h)	$110,648	0.96%	4.48%	1.11%	99.02%

Institutional Class Shares
Period Ended October 31, 2016 (g)	$10.00	0.32	0.74	1.06	(0.30)	(0.30)	$10.76	10.67%	(h)	$101,081,348	0.90%	4.53%	1.05%	99.02%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of February 29, 2016 through October 31, 2016.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

105

Fund Commentary	Nationwide Global Equity Fund

For the annual period ended October 31, 2016, the Nationwide Global Equity Fund (Class A at NAV) registered -2.75% versus 1.18% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 160 funds as of October 31, 2016) was 1.03% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund was hurt by a widespread reduction in earnings expectations and a subsequent rush by investors to either sell equities or move into sectors with perceived safety. Since the beginning of the year, the “new normal” in the developed markets, characterized by sluggish economic growth and persistently low inflation, created global uncertainty. Political uncertainties around the US elections and some key European countries, coupled with the many unresolved geopolitical conflicts, including the global migration crisis, led to sudden manifestations of tail risk and eruptions of higher volatility. The third quarter saw a much stronger environment for equity markets with concerns from Brexit fading and a substantial change in sector rotation. In this context, the Fund delivered absolute positive returns over the 3-month period through October 31st.

Underperformance was mainly driven by stock selection, and sector allocation to a lesser extent. Consumer Discretionary, Financials and Energy sectors were the largest contributors to underperformance. Information Technology, Real Estate and Healthcare were the largest contributors to performance.

At an individual stock level, biotechnology company Chimerix and Next, the retailer, were the largest detractors to performance. Chimerix’s stock price plunged 80% in a single day in December 2015 on news that a Phase 3 clinical trial did not meet its primary endpoint. The result, which was fully considered in our risk models, was a major setback for the development stage biotech company. Next’s share price dropped in

March as the company lowered sales guidance for the second time since the beginning of 2016. External factors such as unseasonal weather in the UK impacted performance, but management also warned investors of declining margins. Both companies we sold in April and are no longer held in the portfolio. Alnylam Pharmaceuticals (-60%) was a large detractor to performance as it announced the discontinuation of the Revusiran development program in October.

Taiwan Semiconductor and Micron Technology in the Information Technology sector were the best two contributors to performance during the period. Taiwan Semiconductor’s share price increased by 44.4% over the period as the world-leading dedicated semiconductor foundry is well-positioned to benefit from increased smartphone and semiconductors demand. Micron Technology, the semiconductor company, was up almost 22.2% as its broad portfolio of high-performance memory technologies delivered good numbers in a challenging environment. Whitewave gained 44.5% over the period as French dairy company Danone announced the takeover.

With regards to country exposure, stock selection in the United States was the largest detractor, followed by the United Kingdom and Canada. Stock selection in European countries such as the Netherlands, France and Germany contributed to performance, as well as in Taiwan.

Going forward in 2016, while the economic backdrop is unsettled, we believe that there is excellent opportunity for investors with a strong valuation process. Investors have moved toward companies with stable fundamentals and they have fled more volatile ones, which has opened up the valuation disparity between defensive and cyclical areas of the market. The improving tone of macroeconomic data suggests a modest improvement as the year advances, in contrast to sharply reduced consensus earnings expectations for most companies. In fact, many stocks have started to reflect the better news flow as the market has started to recover over the last couple of months. If non-US economies stabilize and show some signs of improvement, appropriately positioned active investors will have an opportunity to outperform.

106

Fund Commentary (con’t.)	Nationwide Global Equity Fund

During the period, the Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to manage foreign currency exchange risk, and to gain exposure to certain foreign currencies without purchasing securities denominated in that currency. This currency exposure contributed to active performance.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Bruno Bertocci and Joseph Elegante, CFA*

*	Bruno Bertocci and Joseph Elegante became portfolio managers for the Fund on December 10, 2015.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Sustainability factors used in the subadviser’s investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

107

Fund Overview	Nationwide Global Equity Fund

Asset Allocation†

Common Stocks	93.5%
Preferred Stock	1.0%
Repurchase Agreement	0.6%
Investment Company††	0.0%
Other assets in excess of liabilities	4.9%
100.0%

Top Holdings†††

MetLife, Inc.	2.8%
Amazon.com, Inc.	2.7%
WhiteWave Foods Co. (The)	2.7%
Costco Wholesale Corp.	2.6%
Micron Technology, Inc.	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.4%
Zoetis, Inc.	2.4%
Unilever NV, CVA	2.3%
U.S. Bancorp	2.2%
SAP SE	2.2%
Other Holdings*	75.2%
100.0%

Top Industries†††

Banks	9.5%
Chemicals	7.9%
Insurance	7.2%
Pharmaceuticals	6.3%
Semiconductors & Semiconductor Equipment	4.9%
Oil, Gas & Consumable Fuels	4.4%
Internet & Direct Marketing Retail	4.3%
Software	3.8%
Personal Products	3.7%
Household Products	3.4%
Other Industries*	44.6%
100.0%

Top Countries†††

United States	57.3%
Japan	8.0%
United Kingdom	7.3%
Germany	4.8%
Norway	4.1%
Switzerland	3.8%
Taiwan	2.4%
Sweden	1.9%
France	1.7%
Netherlands	1.6%
Other Countries*	7.1%
100.0%

Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Highlights for the Year Ended October 31, 2016

•	The Fund (Class A at NAV) registered -2.75%, underperforming its benchmark by 3.93% and the Lipper peer category median by 3.78%

•	Consumer Discretionary, Financials and Energy were the largest contributors to underperformance; biotechnology company Chimerix and retailer Next were the largest individual stock level detractors

•

Information Technology, Real Estate and Healthcare were the largest contributors to performance; Taiwan Semiconductor and Micron Technology in the Information Technology sector were the best two individual stock contributors

†	Percentages indicated are based upon net assets as of October 31, 2016.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2016.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

108

Fund Performance	Nationwide Global Equity Fund

Average Annual Total Return

(For periods ended October 31, 2016)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(2.75)%	6.41%	2.37%
	w/ SC3	(8.32)%	5.21%	1.79%
Class C1	w/o SC2	(3.52)%	5.66%	1.63%
	w/ SC4	(4.48)%	N/A	N/A
Institutional Service Class[5]		(2.52)%	N/A	6.43%	[6]
Institutional Class[1,5,7]		(2.39)%	6.75%	2.72%
MSCI World IndexSM Free		1.18%	9.03%	3.89%
CPI		1.64%	1.32%	1.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.57%	1.35%
Class C	2.35%	2.13%
Institutional Service Class	1.28%	1.06%
Institutional Class	1.17%	0.95%

^	Current effective prospectus dated March 1, 2016. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

109

Fund Performance (con’t.)	Nationwide Global Equity Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Equity Fund versus the MSCI World IndexSM Free and the Consumer Price Index (CPI) over the 10-year period ended 10/31/16. Fund performance prior to the Fund’s inception on 11/19/12 is based on Class A shares of the Fund’s predecessor fund, the UBS Global Equity Fund. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

110

Shareholder Expense Example	Nationwide Global Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2016) and continued to hold your shares at the end of the reporting period (October 31, 2016).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2016 through October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2016 through October 31, 2016. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Equity Fund October 31, 2016			Beginning Account Value ($) 05/01/16	Ending Account Value ($) 10/31/16	Expenses Paid During Period ($) 05/01/16 - 10/31/16	Expense Ratio During Period (%) 05/01/16 - 10/31/16
Class A Shares	Actual	(a)	1,000.00	1,030.50	7.04	1.38
	Hypothetical	(a)(b)	1,000.00	1,018.20	7.00	1.38
Class C Shares	Actual	(a)	1,000.00	1,026.30	10.95	2.15
	Hypothetical	(a)(b)	1,000.00	1,014.33	10.89	2.15
Institutional Service Class Shares	Actual	(a)	1,000.00	1,031.30	5.57	1.09
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.53	1.09
Institutional Class Shares	Actual	(a)	1,000.00	1,032.70	4.85	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.36	4.82	0.95

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2016 through October 31, 2016 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

111

Statement of Investments

October 31, 2016

Nationwide Global Equity Fund

Common Stocks 93.5%

	Shares	Market Value

AUSTRALIA 1.3%
Commercial Services & Supplies 1.3%
Brambles Ltd.	76,017	$665,552

CHINA 1.4%
Chemicals 0.0%†
Tianhe Chemicals Group Ltd Reg. S.* (a)(b)(c)	2,702,000	16,305

Insurance 1.4%
Ping An Insurance Group Co. of China Ltd. H Shares	134,000	705,312

		721,617

DENMARK 1.0%
Marine 1.0%
AP Moller — Maersk A/S, Class B	356	546,062

FRANCE 1.7%
Electrical Equipment 1.7%
Schneider Electric SE	12,982	873,041

GERMANY 3.5%
Pharmaceuticals 1.4%
Merck KGaA	7,291	750,463

Software 2.1%
SAP SE	12,557	1,106,264

		1,856,727

ITALY 1.3%
Banks 1.3%
Intesa Sanpaolo SpA	287,733	667,158

JAPAN 7.6%
Banks 0.9%
Sumitomo Mitsui Financial Group, Inc.	13,700	475,002

Chemicals 0.7%
Shin-Etsu Chemical Co. Ltd.	5,000	379,107

Household Durables 1.0%
Panasonic Corp.	49,100	506,509

Machinery 1.7%
Makita Corp.	5,800	401,014
THK Co. Ltd.	23,900	504,620

		905,634

Personal Products 1.5%
Kao Corp.	14,900	766,702

Wireless Telecommunication Services 1.8%
NTT DOCOMO, Inc.	38,900	976,934

		4,009,888

NETHERLANDS 1.5%
Chemicals 1.5%
Koninklijke DSM NV	12,100	777,721

Common Stocks (continued)

	Shares	Market Value

NORWAY 3.9%
Diversified Telecommunication Services 1.2%
Telenor ASA	38,228	$608,011

Metals & Mining 1.7%
Norsk Hydro ASA	206,142	921,607

Oil, Gas & Consumable Fuels 1.0%
Statoil ASA	32,733	534,399

		2,064,017

SPAIN 1.2%
Media 1.2%
Mediaset Espana Comunicacion SA	57,508	641,744

SWEDEN 1.8%
Banks 1.8%
Nordea Bank AB	92,548	972,599

SWITZERLAND 3.6%
Insurance 1.8%
Zurich Insurance Group AG*	3,571	934,733

Pharmaceuticals 1.8%
Novartis AG REG	4,128	292,954
Roche Holding AG	2,971	682,385

		975,339

		1,910,072

TAIWAN 2.3%
Semiconductors & Semiconductor Equipment 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	39,100	1,216,010

UNITED KINGDOM 7.0%
Auto Components 1.7%
Delphi Automotive plc	13,700	891,459

Household Products 1.4%
Reckitt Benckiser Group plc	8,063	721,320

Insurance 1.0%
Aviva plc	98,617	534,383

Personal Products 2.2%
Unilever NV, CVA	26,961	1,127,670

Trading Companies & Distributors 0.7%
Ashtead Group plc	25,127	391,517

		3,666,349

UNITED STATES 54.4%
Airlines 1.8%
Southwest Airlines Co.	23,835	954,592

Automobiles 0.9%
Ford Motor Co.	41,302	484,885

Banks 5.1%
Investors Bancorp, Inc.	68,185	835,948

112

Statement of Investments (Continued)

October 31, 2016

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Banks (continued)
Pinnacle Financial Partners, Inc.	14,143	$729,779
U.S. Bancorp	24,719	1,106,422

		2,672,149

Biotechnology 2.2%
Alnylam Pharmaceuticals, Inc.*	4,360	155,216
Lexicon Pharmaceuticals, Inc.* (d)	19,992	296,481
Shire plc	12,849	725,490

		1,177,187

Capital Markets 1.4%
T. Rowe Price Group, Inc.	11,255	720,433

Chemicals 5.1%
Ecolab, Inc.	8,927	1,019,196
LyondellBasell Industries NV, Class A	10,425	829,309
Praxair, Inc.	7,531	881,579

		2,730,084

Communications Equipment 2.8%
Arista Networks, Inc.*	10,905	924,198
Cisco Systems, Inc.	18,442	565,801

		1,489,999

Equity Real Estate Investment Trusts (REITs) 1.3%
Simon Property Group, Inc.	3,800	706,648

Food & Staples Retailing 2.5%
Costco Wholesale Corp.	8,825	1,304,953

Food Products 2.6%
WhiteWave Foods Co. (The)*	24,930	1,358,436

Health Care Providers & Services 2.5%
Envision Healthcare Holdings, Inc.*	12,208	241,474
UnitedHealth Group, Inc.	7,420	1,048,669

		1,290,143

Hotels, Restaurants & Leisure 1.7%
Hilton Worldwide Holdings, Inc.	39,235	886,711

Household Durables 1.2%
Whirlpool Corp.	4,306	645,125

Household Products 1.9%
Procter & Gamble Co. (The)	11,706	1,016,081

Insurance 2.7%
MetLife, Inc.	30,017	1,409,598

Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc.*	1,723	1,360,860
Priceline Group, Inc. (The)*	535	788,713

		2,149,573

IT Services 1.5%
International Business Machines Corp.	5,282	811,791

Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A*	4,001	632,478

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Media 2.0%
Walt Disney Co. (The)	11,553	$1,070,848

Oil, Gas & Consumable Fuels 3.2%
EOG Resources, Inc.	10,039	907,726
Hess Corp.	7,753	371,911
PDC Energy, Inc.*	6,417	393,555

		1,673,192

Pharmaceuticals 2.8%
Medicines Co. (The)*	7,822	257,735
Zoetis, Inc.	24,953	1,192,753

		1,450,488

Semiconductors & Semiconductor Equipment 2.4%
Micron Technology, Inc.*	72,370	1,241,869

Software 1.5%
Electronic Arts, Inc.*	10,041	788,419

		28,665,682

Total Common Stocks (cost $47,407,656)		49,254,239

Preferred Stock 1.0%
GERMANY 1.0%
Machinery 1.0%
Jungheinrich AG Preference Shares	16,978	536,031

Total Preferred Stock (cost $530,121)		536,031

Investment Company 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.31% (e)(f)	12,384	12,384

Total Investment Company (cost $12,384)		12,384

113

Statement of Investments (Continued)

October 31, 2016

Nationwide Global Equity Fund (Continued)

Repurchase Agreement 0.6%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $292,380, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $298,225.(e)(g)	$292,377	$292,377

Total Repurchase Agreement (cost $292,377)		292,377

Total Investments (cost $48,242,538) (h) — 95.1%		50,095,031

Other assets in excess of liabilities — 4.9%		2,560,860

NET ASSETS — 100.0%		$52,655,891

*	Denotes a non-income producing security.

(a)	Fair valued security.

(b)	Illiquid security (unaudited).

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $16,305 which represents 0.03% of net assets.

(d)	The security or a portion of this security is on loan at October 31, 2016. The total value of securities on loan at October 31, 2016 was $293,501.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2016 was $ $304,761.

(f)	Represents 7-day effective yield as of October 31, 2016.

(g)	Please refer to Note 2(h) for additional information on the joint repurchase agreement.

(h)	See notes to financial statements for tax cost and unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation
A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

CVA	Dutch Certificate

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

plc	Public Limited Company

REG	Registered Shares

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

114

Statement of Assets and Liabilities

October 31, 2016

Nationwide Global Equity Fund
Assets:
Investments, at value* (cost $47,950,161)	$49,802,654
Repurchase agreement, at value (cost $292,377)	292,377

Total Investments, at value (total cost $48,242,538)	50,095,031

Cash	1,698,741
Foreign currencies, at value (cost $323,332)	324,000
Interest and dividends receivable	79,092
Security lending income receivable	161
Receivable for investments sold	1,568,299
Receivable for capital shares issued	134
Reclaims receivable	41,870
Reimbursement from investment advisor	12,486
Prepaid expenses	21,512

Total Assets	53,841,326

Liabilities:
Payable for investments purchased	716,235
Payable for capital shares redeemed	27,125
Payable upon return of securities loaned (Note 2)	304,761
Accrued expenses and other payables:
Investment advisory fees	34,189
Fund administration fees	7,975
Distribution fees	16,676
Administrative servicing fees	12,843
Accounting and transfer agent fees	3,771
Trustee fees	187
Custodian fees	300
Compliance program costs (Note 3)	21
Professional fees	40,871
Printing fees	14,095
Other	6,386

Total Liabilities	1,185,435

Net Assets	$52,655,891

Represented by:
Capital	$60,902,017
Accumulated undistributed net investment income	474,641
Accumulated net realized losses from investments forward and foreign currency transactions	(10,567,965)
Net unrealized appreciation/(depreciation) from investments	1,852,493
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(5,295)

Net Assets	$52,655,891

Net Assets:
Class A Shares	$33,122,348
Class C Shares	10,653,487
Institutional Service Class Shares	1,505,046
Institutional Class Shares	7,375,010

Total	$52,655,891

*	Includes value of securities on loan of $293,501 (Note 2).

115

Statement of Assets and Liabilities (Continued)

October 31, 2016

Nationwide Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,297,576
Class C Shares	779,570
Institutional Service Class Shares	101,526
Institutional Class Shares	497,710

Total	3,676,382

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.42
Class C Shares (b)	$13.67
Institutional Service Class Shares	$14.82
Institutional Class Shares	$14.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

116

Statement of Operations

For the Year Ended October 31, 2016

Nationwide Global Equity Fund
INVESTMENT INCOME:
Dividend income	$1,349,031
Income from securities lending (Note 2)	25,369
Interest income	3,951
Foreign tax withholding	(82,638)

Total Income	1,295,713

EXPENSES:
Investment advisory fees	415,247
Fund administration fees	94,407
Distribution fees Class A	84,764
Distribution fees Class C	126,412
Administrative servicing fees Class A	57,533
Administrative servicing fees Class C	23,128
Administrative servicing fees Institutional Service Class	1,986
Registration and filing fees	47,576
Professional fees	42,339
Printing fees	30,280
Trustee fees	1,716
Custodian fees	2,326
Accounting and transfer agent fees	19,287
Compliance program costs (Note 3)	233
Other	13,298

Total expenses before expenses reimbursed	960,532

Expenses reimbursed by adviser (Note 3)	(141,304)

Net Expenses	819,228

NET INVESTMENT INCOME	476,485

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(644,993)
Net realized gains from forward and foreign currency transactions (Note 2)	195,576

Net realized losses from investments, forward and foreign currency transactions	(449,417)

Net change in unrealized appreciation/(depreciation) from investments	(2,244,097)
Net change in unrealized appreciation/(depreciation) from foreign currency contracts (Note 2)	6,766
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,007

Net change in unrealized appreciation/(depreciation) from investments, foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(2,234,324)

Net realized/unrealized losses from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	(2,683,741)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,207,256)

The accompanying notes are an integral part of these financial statements.

117

Statements of Changes in Net Assets

	Nationwide Global Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net investment income	$476,485	$388,063
Net realized gains/(losses) from investments forward and foreign currency transactions	(449,417)	3,199,319
Net change in unrealized appreciation/(depreciation) from investments foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(2,234,324)	(7,201,798)

Change in net assets resulting from operations	(2,207,256)	(3,614,416)

Distributions to Shareholders From:
Net investment income:
Class A	(363,859)	(744,940)
Class C	(50,683)	(116,049)
Institutional Service Class	(22,221)	(44,405)
Institutional Class	(107,827)	(326,838)

Change in net assets from shareholder distributions	(544,590)	(1,232,232)

Change in net assets from capital transactions	(8,884,210)	(13,804,428)

Change in net assets	(11,636,056)	(18,651,076)

Net Assets:
Beginning of year	64,291,947	82,943,023

End of year	$52,655,891	$64,291,947

Accumulated undistributed net investment income at end of year	$474,641	$214,049

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$948,515	$287,452
Dividends reinvested	349,604	712,333
Cost of shares redeemed	(5,263,115)	(7,439,434)

Total Class A Shares	(3,964,996)	(6,439,649)

Class C Shares
Proceeds from shares issued	36,162	356,983
Dividends reinvested	49,686	113,737
Cost of shares redeemed	(3,577,319)	(2,235,547)

Total Class C Shares	(3,491,471)	(1,764,827)

Institutional Service Class Shares
Proceeds from shares issued	261,093	458,108
Dividends reinvested	20,782	43,932
Cost of shares redeemed	(730,518)	(505,837)

Total Institutional Service Class Shares	(448,643)	(3,797)

Institutional Class Shares
Proceeds from shares issued	972,470	138,229
Dividends reinvested	104,598	320,321
Cost of shares redeemed	(2,056,168)	(6,054,705)

Total Institutional Class Shares	(979,100)	(5,596,155)

Change in net assets from capital transactions	$(8,884,210)	$(13,804,428)

118

Statements of Changes in Net Assets (Continued)

	Nationwide Global Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	65,287	18,114
Reinvested	24,549	46,929
Redeemed	(375,446)	(479,232)

Total Class A Shares	(285,610)	(414,189)

Class C Shares
Issued	2,775	24,058
Reinvested	3,642	7,959
Redeemed	(264,756)	(150,813)

Total Class C Shares	(258,339)	(118,796)

Institutional Service Class Shares
Issued	18,820	28,503
Reinvested	1,422	2,804
Redeemed	(52,001)	(31,487)

Total Institutional Service Class Shares	(31,759)	(180)

Institutional Class Shares
Issued	64,376	8,681
Reinvested	7,166	20,490
Redeemed	(144,268)	(374,747)

Total Institutional Class Shares	(72,726)	(345,576)

Total change in shares	(648,434)	(878,741)

The accompanying notes are an integral part of these financial statements.

119

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2016	$14.98	0.14	(0.55)	(0.41)	(0.15)	(0.15)	$14.42	(2.75%	)	$33,122,348	1.37%	0.97%		1.63%	147.44%
Year Ended October 31, 2015	$16.03	0.10	(0.89)	(0.79)	(0.26)	(0.26)	$14.98	(4.97%	)	$38,699,660	1.35%	0.62%		1.51%	37.86%
Year Ended October 31, 2014	$15.38	0.12	0.84	0.96	(0.31)	(0.31)	$16.03	6.30%		$48,044,576	1.33%	0.76%		1.50%	49.77%
Period Ended October 31, 2013 (h)	$13.44	0.04	1.90	1.94	–	–	$15.38	14.43%		$53,641,815	1.25%	0.74%		1.67%	17.16%
Year Ended June 30, 2013	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	$13.44	18.34%		$50,709,673	1.32%	1.00%		1.61%	28.88%
Year Ended June 30, 2012	$12.67	0.10	(1.03)	(0.93)	(0.01)	(0.01)	$11.73	(7.32%	)	$52,035,625	1.50%	0.88%		1.61%	77.00%

Class C Shares
Year Ended October 31, 2016	$14.22	0.03	(0.53)	(0.50)	(0.05)	(0.05)	$13.67	(3.52%	)	$10,653,487	2.13%	0.22%		2.39%	147.44%
Year Ended October 31, 2015	$15.18	(0.02)	(0.84)	(0.86)	(0.10)	(0.10)	$14.22	(5.67%	)	$14,756,387	2.13%	(0.17%	)	2.30%	37.86%
Year Ended October 31, 2014	$14.65	0.01	0.79	0.80	(0.27)	(0.27)	$15.18	5.55%		$17,561,149	2.04%	0.05%		2.20%	49.77%
Period Ended October 31, 2013 (h)	$12.84	–	1.81	1.81	–	–	$14.65	14.10%		$17,153,292	1.95%	0.05%		2.36%	17.16%
Year Ended June 30, 2013	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	$12.84	17.79%		$15,773,769	1.81%	0.51%		2.11%	28.88%
Year Ended June 30, 2012	$12.15	0.01	(0.98)	(0.97)	–	–	$11.18	(7.98%	)	$16,081,624	2.25%	0.12%		2.40%	77.00%

Institutional Service Class Shares
Year Ended October 31, 2016	$15.40	0.18	(0.57)	(0.39)	(0.19)	(0.19)	$14.82	(2.52%	)	$1,505,046	1.07%	1.26%		1.33%	147.44%
Year Ended October 31, 2015	$16.50	0.15	(0.92)	(0.77)	(0.33)	(0.33)	$15.40	(4.70%	)	$2,052,712	1.05%	0.91%		1.22%	37.86%
Year Ended October 31, 2014	$15.79	0.08	0.95	1.03	(0.32)	(0.32)	$16.50	6.60%		$2,201,635	1.01%	0.47%		1.08%	49.77%
Period Ended October 31, 2013 (h)	$13.79	0.05	1.95	2.00	–	–	$15.79	14.50%		$18,002	1.03%	0.97%		1.44%	17.16%
Period Ended June 30, 2013 (i)	$12.23	0.14	1.42	1.56	–	–	$13.79	12.76%		$15,718	1.00%	1.71%		1.32%	28.88%

Institutional Class Shares
Year Ended October 31, 2016	$15.40	0.20	(0.57)	(0.37)	(0.21)	(0.21)	$14.82	(2.39%	)	$7,375,010	0.95%	1.38%		1.21%	147.44%
Year Ended October 31, 2015	$16.52	0.17	(0.92)	(0.75)	(0.37)	(0.37)	$15.40	(4.54%	)	$8,783,188	0.95%	1.04%		1.11%	37.86%
Year Ended October 31, 2014	$15.80	0.19	0.85	1.04	(0.32)	(0.32)	$16.52	6.68%		$15,135,663	0.95%	1.16%		1.12%	49.77%
Period Ended October 31, 2013 (h)	$13.80	0.05	1.95	2.00	–	–	$15.80	14.49%		$18,448,210	0.95%	1.04%		1.38%	17.16%
Year Ended June 30, 2013	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	$13.80	18.74%		$18,854,896	1.07%	1.24%		1.31%	28.88%
Year Ended June 30, 2012	$13.04	0.14	(1.08)	(0.94)	(0.06)	(0.06)	$12.04	(7.15%	)	$19,644,731	1.25%	1.15%		1.25%	77.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

120

Notes to Financial Statements

October 31, 2016

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2016, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the seven (7) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Amundi Global High Yield Fund (“Global High Yield”)

- Nationwide Amundi Strategic Income Fund (“Strategic Income”)

- Nationwide Amundi World Bond Fund (“World Bond”)

- Nationwide Bailard Emerging Markets Equity Fund (“Emerging Markets Equity”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Emerging Markets Debt Fund (“Emerging Markets Debt”)

- Nationwide Global Equity Fund (“Global Equity”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Institutional Service Class, and Institutional Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Global High Yield and Strategic Income commenced operations on November 3, 2015, Emerging Markets Debt commenced operations on March 1, 2016 and World Bond commenced operations on September 16, 2016.

Each of the Funds, except Emerging Markets Debt and World Bond, is a diversified fund as defined in the 1940 Act. Emerging Markets Debt and World Bond are non-diversified funds, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

121

Notes to Financial Statements (Continued)

October 31, 2016

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of registered open-end management investment companies and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances (e.g., independent pricing service does not provide a price as there may be no market-based quotations or a price provided is deemed unreliable by NFA, NFM and/or its designee), pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in a variety of circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or

122

Notes to Financial Statements (Continued)

October 31, 2016

news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2016, 100% of the market value of Emerging Markets Debt was determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2016. Please refer to the Statements of Investments for additional information on portfolio holdings.

Global High Yield

	Level 1	Level 2	Level 3	T otal
Assets:
Corporate Bonds	$—	$151,721,020	$—	$151,721,020
Loan Participations	—	7,533,300	—	7,533,300
Investment Company	132,946	—	—	132,946
Repurchase Agreement	—	3,138,891	—	3,138,891
Total Assets	$132,946	$162,393,211	$—	$162,526,157
Liabilities:
Forward Foreign Currency Contracts	$—	$(133,535)	$—	$(133,535)
Total Liabilities	$—	$(133,535)	$—	$(133,535)
Total	$132,946	$162,259,676	$—	$162,392,622

123

Notes to Financial Statements (Continued)

October 31, 2016

Strategic Income

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$3,394,700	$—	$3,394,700
Collateralized Mortgage Obligations	—	2,700,110	—	2,700,110
Commercial Mortgage-Backed Securities	—	2,554,986	—	2,554,986
Corporate Bonds	—	11,605,752	—	11,605,752
Foreign Government Securities	—	1,471,724	—	1,471,724
Swap Contracts*	—	8,122	—	8,122
Futures Contracts	133,497	—	—	133,497
Loan Participations	—	3,411,622	—	3,411,622
Short-Term Investment	—	159,843	—	159,843
Total Assets	$133,497	$25,306,859	$—	$25,440,356
Liabilities:
Swap Contracts*	$—	$(6,364)	$—	$(6,364)
Forward Foreign Currency Contracts	—	(12,541)	—	(12,541)
Futures Contracts	(40,415)	—	—	(40,415)
Total Liabilities	$(40,415)	$(18,905)	$—	$(59,320)
Total	$93,082	$25,287,954	$—	$25,381,036

World Bond

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$14,997,364	$—	$14,997,364
Foreign Government Securities	—	8,981,263	—	8,981,263
Forward Foreign Currency Contracts	—	103,771	—	103,771
Futures Contracts	347,670	—	—	347,670
U.S. Treasury Obligations	—	9,313,521	—	9,313,521
Swap Contracts*	—	227	$—	227
Total Assets	$347,670	$33,396,146	$—	$33,743,816
Liabilities:
Forward Foreign Currency Contracts	$—	$(28,626)	$—	$(28,626)
Futures Contracts	(33,832)	—	—	(33,832)
Total Liabilities	$(33,832)	$(28,626)	$—	$(62,458)
Total	$313,838	$33,367,520	$—	$33,681,358
Emerging Markets Equity

	Level 1(a)(b)	Level 2(a)(b)	Level 3	Total
Assets:
Common Stocks
Automobiles	$—	$3,137,614	$—	$3,137,614
Banks	4,656,840	18,658,837	—	23,315,677
Capital Markets	1,177,945	—	—	1,177,945
Chemicals	—	3,704,996	—	3,704,996
Construction & Engineering	—	507,456	—	507,456
Construction Materials	—	1,602,889	—	1,602,889
Diversified Financial Services	—	1,462,405	—	1,462,405
Diversified Telecommunication Services	—	1,814,891	—	1,814,891

124

Notes to Financial Statements (Continued)

October 31, 2016

	Level 1(a)(b)	Level 2(a)(b)	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Electric Utilities	$455,044	$994,995	$—	$1,450,039
Electrical Equipment	—	932,851	—	932,851
Electronic Equipment, Instruments & Components	—	4,301,504	—	4,301,504
Equity Real Estate Investment Trusts (REITs)	—	1,087,532	—	1,087,532
Food & Staples Retailing	708,260	1,040,039	—	1,748,299
Food Products	2,292,383	1,655,450	—	3,947,833
Health Care Providers & Services	965,226	727,614	—	1,692,840
Household Durables	774,436	1,596,351	—	2,370,787
Industrial Conglomerates	—	1,139,894	—	1,139,894
Insurance	—	921,764	—	921,764
Internet Software & Services	3,083,880	3,180,280	—	6,264,160
IT Services	—	1,584,301	—	1,584,301
Media	547,556	502,441	—	1,049,997
Metals & Mining	1,419,900	1,692,155	—	3,112,055
Multiline Retail	—	1,061,878	—	1,061,878
Oil, Gas & Consumable Fuels	4,342,573	6,990,307	—	11,332,880
Paper & Forest Products	—	1,564,288	—	1,564,288
Pharmaceuticals	—	1,610,035	—	1,610,035
Real Estate Management & Development	—	3,422,016	—	3,422,016
Road & Rail	1,118,421	—	—	1,118,421
Semiconductors & Semiconductor Equipment	2,363,600	1,736,185	—	4,099,785
Specialty Retail	1,328,265	—	—	1,328,265
Technology Hardware, Storage & Peripherals	—	6,731,292	—	6,731,292
Textiles, Apparel & Luxury Goods	—	1,785,216	—	1,785,216
Tobacco	—	1,084,932	—	1,084,932
Transportation Infrastructure	—	1,329,180	—	1,329,180
Water Utilities	633,459	—	—	633,459
Wireless Telecommunication Services	—	3,602,640	—	3,602,640
Total Common Stocks	$25,867,788	$83,164,228	$—	$109,032,016
Exchange Traded Fund	656,600	—	$—	656,600
Preferred Stocks	3,617,466	—	—	3,617,466
Total	$30,141,854	$83,164,228	$—	$113,306,082

International Equities

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$7,421,655	$—	$7,421,655
Air Freight & Logistics	—	3,855,160	—	3,855,160
Airlines	—	3,751,092	—	3,751,092
Auto Components	—	11,844,239	—	11,844,239
Automobiles	—	8,414,819	—	8,414,819
Banks	11,026,444	38,153,017	—	49,179,461
Beverages	4,590,791	2,974,597	—	7,565,388
Building Products	—	1,067,691	—	1,067,691
Capital Markets	1,884,712	6,533,040	—	8,417,752
Chemicals	—	11,796,909	—	11,796,909
Commercial Services & Supplies	—	912,691	—	912,691
Construction & Engineering	—	3,563,897	—	3,563,897

125

Notes to Financial Statements (Continued)

October 31, 2016

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Construction Materials	$—	$3,878,000	$—	$3,878,000
Diversified Financial Services	—	4,407,320	—	4,407,320
Diversified Telecommunication Services	1,135,838	14,521,727	—	15,657,565
Electric Utilities	—	3,565,188	—	3,565,188
Electronic Equipment, Instruments & Components	—	1,349,410	—	1,349,410
Equity Real Estate Investment Trusts (REITs)	—	1,532,693	—	1,532,693
Food & Staples Retailing	772,758	8,806,922	—	9,579,680
Food Products	990,000	6,914,011	—	7,904,011
Health Care Equipment & Supplies	—	5,983,275	—	5,983,275
Health Care Providers & Services	1,286,967	1,049,075	—	2,336,042
Hotels, Restaurants & Leisure	1,278,774	5,507,600	—	6,786,374
Household Durables	968,045	—	—	968,045
Household Products	—	6,262,234	—	6,262,234
Industrial Conglomerates	—	6,417,393	—	6,417,393
Insurance	—	15,487,137	—	15,487,137
Internet & Direct Marketing Retail	1,365,984	—	—	1,365,984
Internet Software & Services	—	1,836,909	—	1,836,909
IT Services	—	1,726,291	—	1,726,291
Life Sciences Tools & Services	—	3,585,332	—	3,585,332
Machinery	—	3,475,219	—	3,475,219
Media	2,596,334	2,919,955	—	5,516,289
Metals & Mining	3,817,253	9,632,647	—	13,449,900
Multiline Retail	—	1,999,640	—	1,999,640
Multi-Utilities	—	5,110,586	—	5,110,586
Oil, Gas & Consumable Fuels	7,754,725	21,075,165	—	28,829,890
Paper & Forest Products	—	7,602,291	—	7,602,291
Personal Products	—	3,548,681	—	3,548,681
Pharmaceuticals	—	12,413,944	—	12,413,944
Professional Services	—	3,967,601	—	3,967,601
Real Estate Management & Development	—	6,734,874	—	6,734,874
Road & Rail	1,342,105	5,900,921	—	7,243,026
Semiconductors & Semiconductor Equipment	3,110,000	1,227,716	—	4,337,716
Software	1,305,000	7,712,619	—	9,017,619
Specialty Retail	—	4,950,440	—	4,950,440
Technology Hardware, Storage & Peripherals	—	8,451,986	—	8,451,986
Thrifts & Mortgage Finance	1,085,887	—	—	1,085,887
Tobacco	—	4,863,558	—	4,863,558
Trading Companies & Distributors	1,273,391	—	—	1,273,391
Transportation Infrastructure	—	1,087,935	—	1,087,935
Water Utilities	1,319,706	—	—	1,319,706
Wireless Telecommunication Services	—	3,226,988	—	3,226,988
Total Common Stocks	$48,904,714	$309,022,090	$—	$357,926,804
Forward Foreign Currency Contracts	—	747,727	—	747,727
Preferred Stock	2,070,175	—	—	2,070,175
Investment Company	59,815	—	—	59,815
Repurchase Agreement	—	1,412,245	—	1,412,245
Total	$51,034,704	$311,182,062	$—	$362,216,766

126

Notes to Financial Statements (Continued)

October 31, 2016

Global Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$954,592	$—	$—	$954,592
Auto Components	891,459	—	—	891,459
Automobiles	484,885	—	—	484,885
Banks	2,672,149	2,114,759	—	4,786,908
Biotechnology	451,697	725,490	—	1,177,187
Capital Markets	720,433	—	—	720,433
Chemicals	2,730,084	1,156,828	16,305	3,903,217
Commercial Services & Supplies	—	665,552	—	665,552
Communications Equipment	1,489,999	—	—	1,489,999
Diversified Telecommunication Services	—	608,011	—	608,011
Electrical Equipment	—	873,041	—	873,041
Equity Real Estate Investment Trusts (REITs)	706,648	—	—	706,648
Food & Staples Retailing	1,304,953	—	—	1,304,953
Food Products	1,358,436	—	—	1,358,436
Health Care Providers & Services	1,290,143	—	—	1,290,143
Hotels, Restaurants & Leisure	886,711	—	—	886,711
Household Durables	645,125	506,509	—	1,151,634
Household Products	1,016,081	721,320	—	1,737,401
Insurance	1,409,598	2,174,428	—	3,584,026
Internet & Direct Marketing Retail	2,149,573	—	—	2,149,573
IT Services	811,791	—	—	811,791
Life Sciences Tools & Services	632,478	—	—	632,478
Machinery	—	905,634	—	905,634
Marine	—	546,062	—	546,062
Media	1,070,848	641,744	—	1,712,592
Metals & Mining	—	921,607	—	921,607
Oil, Gas & Consumable Fuels	1,673,192	534,399	—	2,207,591
Personal Products	—	1,894,372	—	1,894,372
Pharmaceuticals	1,450,488	1,725,802	—	3,176,290
Semiconductors & Semiconductor Equipment	2,457,879	—	—	2,457,879
Software	788,419	1,106,264	—	1,894,683
Trading Companies & Distributors	—	391,517	—	391,517
Wireless Telecommunication Services	—	976,934	—	976,934
Total Common Stocks	$30,047,661	$19,190,273	$16,305	$49,254,239
Preferred Stock	—	536,031	—	536,031
Investment Company	12,384	—	—	12,384
Repurchase Agreement	—	292,377	—	292,377
Total	$30,060,045	$20,018,681	$16,305	$50,095,031

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts which are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

127

Notes to Financial Statements (Continued)

October 31, 2016

(a)	During the year ended October 31, 2016, Emerging Markets Equity had three transfers of international common stocks from Level 1 to Level 2. The total market value of the three investments at the time of the transfer and at October 31, 2016, was $2,011,491 and $2,441,002, respectively. Each investment was previously valued using the last quoted sales price from the local exchange on which it traded, resulting in a Level 1 classification. At October 31, 2016, the Fund each of valued these securities using the last quoted sales price and applied a fair value factor received from an independent fair value pricing service, resulting in a Level 2 classification.

(b)	During the year ended October 31, 2016, Emerging Markets Equity had a transfer of an international common stock from Level 2 to Level 1. The market value at the time of the transfer and at October 31, 2016, was $469,793 and $1,328,265, respectively. The investment was previously valued using the last quoted sales price from the local exchange on which it traded and applying a fair value factor received from an independent fair value pricing service, resulting in the Level 2 classification. At October 31, 2016, the Fund valued this security using the last quoted sales price without a fair value factor, resulting in the Level 1 classification.

During the year ended October 31, 2016, with the exception of Emerging Markets Equity, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Global Equity

	Common Stock	Total
Balance as of 10/31/15	$16,315	$16,315
Accrued Accretion/(Amortization)	—	—
Realized Gain/(Loss)	—	—
Change in Net Appreciation/(Depreciation)	(10)	(10)
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/16	$16,305	$16,305
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/16**	$(10)	$(10)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/(depreciation) from investments.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s

128

Notes to Financial Statements (Continued)

October 31, 2016

accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains/losses from foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies.” if applicable.

(c)	Options

World Bond purchased put options on foreign currency futures contracts. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of put options serves as a short hedge.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

World Bond’s purchased options are disclosed in the Statement of Operations under “Net realized losses from investment transactions.”

At October 31, 2016, World Bond had no open option contracts.

(d)	Swap Contracts

Credit Default Swaps. Global High Yield, Strategic Income, World Bond and Emerging Markets Debt entered into credit default swap contracts during the period ended October 31, 2016. Credit default swap contracts are either privately negotiated agreements between a Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

129

Notes to Financial Statements (Continued)

October 31, 2016

Global High Yield, Strategic Income and World Bond utilized credit default swap contracts to manage broad credit market spread exposure. Emerging Markets Debt used credit default swap contracts to create synthetic long and short exposure to sovereign debt securities. Each Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Variation margin payable/receivable on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection buyer in a credit default swap contract, a Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, a Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

As the protection seller in a credit default swap contract, a Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, a Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, a Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing a Fund’s investments as of

130

Notes to Financial Statements (Continued)

October 31, 2016

October 31, 2016 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swaps. The daily change in valuation of centrally cleared credit default swaps is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

At October 31, 2016, Global High Yield had no open swap contracts.

(e)	Forward Foreign Currency Contracts

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objective(s). Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, and Global Equity, entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. World Bond entered into forward foreign currency contracts to manage currency exposures and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Emerging Markets Debt entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to express a view on a foreign currency vs the U.S. dollar or other foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Funds’ forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts,” if applicable.

At October 31, 2016, Emerging Markets Equity and Global Equity Fund had no open forward foreign currency contracts.

131

Notes to Financial Statements (Continued)

October 31, 2016

(f)	Futures Contracts

Strategic Income is subject to interest rate risk and World Bond is subject to interest rate and foreign currency exchange risk in the normal course of pursuing their objective(s). Strategic Income and World Bond entered into financial futures contracts (“futures contracts”) to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2016:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2016

Global High Yield

Liabilities:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(133,535)
Total		$(133,535)

132

Notes to Financial Statements (Continued)

October 31, 2016

Strategic Income

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Swap contracts, at value	$8,122
Futures Contracts(b)
Interest rate risk	Unrealized appreciation from futures contracts	$133,497
Total		$141,619
Liabilities:
Swap Contracts(a)
Credit risk	Swap contracts, at value	$(6,364)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(12,541)
Futures Contracts(b)
Interest rate risk	Unrealized depreciation from futures contracts	(40,415)
Total		$(59,320)

World Bond

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Swap contracts, at value	$227
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	103,771
Futures Contracts(b)
Interest rate risk	Unrealized appreciation from futures contracts	109,337
Currency risk	Unrealized appreciation from futures contracts	238,333
Total		$451,668
Liabilities:
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(28,626)
Futures Contracts(b)
Interest rate risk	Unrealized depreciation from futures contracts	(33,832)
Total		$(62,458)

International Equities

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$747,727
Total		$747,727

133

Notes to Financial Statements (Continued)

October 31, 2016

Emerging Markets Debt

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(a)
Credit risk	Swap contracts, at value	$30,046
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	151,483
Total		$181,529
Liabilities:
Swap Contracts(a)
Credit risk	Swap contracts, at value	$(50,416)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(257,289)
Total		$(307,705)

(a)	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swaps, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2016

Global High Yield

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$(1,522,856)
Forward Foreign Currency Contracts
Currency risk	389,142
Total	$(1,133,714)

Strategic Income

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$(120,221)
Forward Foreign Currency Contracts
Currency risk	113,197
Futures Contracts
Interest rate risk	(357,363)
Total	$(364,387)

134

Notes to Financial Statements (Continued)

October 31, 2016

World Bond

Realized Gain/(Loss):	Total
Purchased Options(a)
Equity risk	$(9,238)
Swap Contracts
Credit risk	$(2,497)
Forward Foreign Currency Contracts
Currency risk	208,914
Futures Contracts
Interest rate risk	13,446
Total	$210,625

Emerging Markets Equity

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	(201,580)
Total	$(201,580)

International Equities

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	(1,147,901)
Total	$(1,147,901)

Emerging Markets Debt

Realized Gain/(Loss):	Total
Swap Contracts
Credit risk	$(121,355)
Forward Foreign Currency Contracts
Currency risk	169,108
Total	$47,753

Global Equity

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts
Currency risk	$191,402
Total	$191,402

(a)	Realized gains/(losses) from purchased options are included in “Net realized gains/losses from investment transactions.”

135

Notes to Financial Statements (Continued)

October 31, 2016

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Period Ended October 31, 2016

Global High Yield

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$(133,535)
Total	$(133,535)

Strategic Income

Unrealized Appreciation/(Depreciation):	Total
Swap Contracts
Credit risk	$1,758
Forward Foreign Currency Contracts
Currency risk	(12,541)
Futures Contracts
Interest rate risk	93,082
Total	$82,299

World Bond

Unrealized Appreciation/(Depreciation):	Total
Swap Contracts
Credit risk	$227
Forward Foreign Currency Contracts
Currency risk	75,145
Futures Contracts
Interest rate risk	75,505
Currency risk	238,333
Total	$389,210

International Equities

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$149,055
Total	$149,055

Emerging Markets Debt

Unrealized Appreciation/(Depreciation):	Total
Swap Contracts
Credit risk	$3,053
Forward Foreign Currency Contracts
Currency risk	(105,806)
Total	$(102,753)

136

Notes to Financial Statements (Continued)

October 31, 2016

Global Equity

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts
Currency risk	$6,766
Total	$6,766

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the period ended October 31, 2016:

Global High Yield

Non-Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection(a)	$34,500,000

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(b)	$1,285,959
Average Settlement Value Sold(c)	$21,054,950

Strategic Income

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Buy Protection(d)	$5,045,455

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(e)	$234,827
Average Settlement Value Sold(f)	$1,082,505

Futures Contracts:
Average Settlement Value Purchased(g)	$1,539,477
Average Settlement Value Sold(h)	$9,320,501

World Bond

Options:
Average Value Purchased(i)	$3,563
Average number of purchased option contracts(i)	15

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Sell Protection(j)	$878,200

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(k)	$3,522,987
Average Settlement Value Sold(k)	$13,947,484

Futures Contracts:
Average Settlement Value Purchased(l)	$8,255,701
Average Settlement Value Sold(l)	$19,972,202

137

Notes to Financial Statements (Continued)

October 31, 2016

Emerging Markets Equity

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold(m)	$3,282,190

International Equities

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(n)	$6,607,056
Average Settlement Value Sold(o)	$21,504,632

Emerging Markets Debt

Non-Centrally Cleared Credit Default Swaps:
Average Notional Balance — Buy Protection(p)	$13,525,000
Average Notional Balance — Sell Protection(p)	$5,200,000

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(q)	$13,805,768
Average Settlement Value Sold(q)	$17,523,777

Global Equity

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased(r)	$12,415,444
Average Settlement Value Sold(r)	$14,638,637

(a)	Global High Yield entered into non-centrally cleared credit default swaps from November 3, 2015 through December 14, 2015.

(b)	Global High Yield entered into long forward foreign currency contracts from March 24, 2016 through April 18, 2016.

(c)	Global High Yield entered into short forward foreign currency contracts from November 10, 2015 through October 31, 2016.

(d)	Strategic Income entered into centrally cleared credit default swaps from December 11, 2015 through October 31, 2016.

(e)	Strategic Income entered into long forward foreign currency contracts from March 24, 2016 through April 18, 2016.

(f)	Strategic Income entered into short forward foreign currency contracts from December 11, 2015 through October 31, 2016.

(g)	Strategic Income entered into long futures contracts from January 4, 2016 through October 31, 2016.

(h)	Strategic Income entered into short futures contracts from November 5, 2015 through October 31, 2016.

(i)	World Bond entered into purchased options from September 16, 2016 through October 10, 2016.

(j)	World Bond entered into centrally cleared credit default swaps from September 16, 2016 through October 31, 2016.

(k)	World Bond entered into forward foreign currency contracts from September 19, 2016 through October 31, 2016.

138

Notes to Financial Statements (Continued)

October 31, 2016

(l)	World Bond entered into futures contracts from September 16, 2016 through October 31, 2016.

(m)	Emerging Markets Equity entered into forward foreign currency contracts from December 3, 2015 through February 8, 2016.

(n)	International Equities entered into long forward foreign currency contracts from February 19, 2015 through March 22, 2016.

(o)	International Equities entered into short forward foreign currency contracts from November 1, 2015 through March 22, 2016 and again from June 28, 2016 through October 31, 2016.

(p)	Emerging Markets Debt entered into non-centrally cleared credit default swaps from March 4, 2016 through October 31, 2016.

(q)	Emerging Markets Debt entered into forward foreign currency contracts from March 1, 2016 through October 31, 2016.

(r)	Global Equity entered into forward foreign currency contracts from November 1, 2015 through March 2, 2016.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2016, Strategic Income has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

For financial reporting purposes Global High Yield, Strategic Income, and Emerging Markets Debt do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth Global High Yield, Strategic Income, World Bond, International Equities, and Emerging Markets Debt’s net exposure by counterparty for forward foreign currency contracts and credit default swap contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2016:

Global High Yield

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(133,535)	$—	$(133,535)
Total	$(133,535)	$—	$(133,535)

Amounts designated as “—” are zero.

139

Notes to Financial Statements (Continued)

October 31, 2016

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America NA	$(133,535)	$—	$133,535	$—
Total	$(133,535)	$—	$133,535	$—

Amounts designated as “—” are zero.

*	At October 31, 2016, the value of the collateral pledged exceeded the amount of the Fund’s derivative liabilities.

Strategic Income

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(12,541)	$—	$(12,541)
Total	$(12,541)	$—	$(12,541)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America NA	$(12,541)	$—	$—	$(12,541)
Total	$(12,541)	$—	$—	$(12,541)

Amounts designated as “—” are zero.

World Bond

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities

Forward Foreign Currency Contracts	$103,771	$—	$103,771
Total	$103,771	$—	$103,771

Amounts designated as “—” are zero.

140

Notes to Financial Statements (Continued)

October 31, 2016

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$103,771	$(28,626)	$—	$75,145
Total	$103,771	$(28,626)	$—	$75,145

Amounts designated as “—” are zero.

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$(28,626)	$—	$(28,626)
Total	$(28,626)	$—	$(28,626)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$(28,626)	$28,626	$—	$—
Total	$(28,626)	$28,626	$—	$—

Amounts designated as “—” are zero.

International Equities

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Contracts	$747,727	$—	$747,727
Total	$747,727	$—	$747,727

Amounts designated as “—” are zero.

141

Notes to Financial Statements (Continued)

October 31, 2016

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Brown Brothers Harriman & Co.	$747,727	$—	$—	$747,727
Total	$747,727	$—	$—	$747,727

Amounts designated as “—” are zero.

Emerging Markets Debt

Offsetting of Financial Assets and Derivative Assets:

Description	Gross Amounts of Recognized Derivative Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities
Swap Contracts	$30,046	$—	$30,046
Forward Foreign Currency Contracts	151,483	—	151,483
Total	$181,529	$—	$181,529

Amounts designated as “—” are zero.

Financial Assets, Derivative Assets and Collateral Pledged by Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$30,046	$(30,046)	$—	$—
Credit Agricole SA	8,507	—	—	8,507
Deutsche Bank Securities, Inc.	120,167	(48,656)	—	71,511
HSBC Bank PLC	22,809	(22,809)	—	—
Total	$181,529	$(101,511)	$—	$80,018

Amounts designated as “—” are zero.

142

Notes to Financial Statements (Continued)

October 31, 2016

Offsetting of Financial Liabilities and Derivative Liabilities:

Description	Gross Amounts of Recognized Derivative Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities
Swap Contracts	$(50,416)	$—	$(50,416)
Forward Foreign Currency Contracts	(257,289)	—	(257,289)
Total	$(307,705)	$—	$(307,705)

Amounts designated as “—” are zero.

Financial Liabilities, Derivative Liabilities and Collateral Pledged to Counterparty:

		Gross Amounts not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Derivative Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$(37,328)	$30,046	$—	$(7,282)
Deutsche Bank Securities, Inc.	(48,656)	48,656	—	—
HSBC Bank PLC	(221,721)	22,809	—	(198,912)
Total	$(307,705)	$101,511	$—	$(206,194)

Amounts designated as “—” are zero.

(g)	Securities Lending

During the year ended October 31, 2016, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, and Global Equity entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends or interest while on loan, in lieu of income which is included as “Dividend income” or “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

143

Notes to Financial Statements (Continued)

October 31, 2016

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2016, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Global High Yield	$3,271,837
International Equities	1,472,060
Global Equity	304,761

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2016, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2016, Strategic Income and Emerging Markets Equity did not have any portfolio securities on loan.

(h)	Joint Repurchase Agreements

During the year ended October 31, 2016, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, and Global Equity, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2016, the joint repo on a gross basis was as follows:

BNP Paribas Securities Corp., 0.32%, dated 10/31/16, due 11/01/16, repurchase price $251,902,239, collateralized by U.S. Treasury Notes, ranging from 2.25% - 3.50%, maturing 11/30/17 - 05/15/24; total market value $256,938,007.

144

Notes to Financial Statements (Continued)

October 31, 2016

At October 31, 2016, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Global High Yield	BNP Paribas Securities Corp.	$3,138,891	$—	$3,138,891	$(3,138,891)	$—
International Equities	BNP Paribas Securities Corp.	1,412,245	—	1,412,245	(1,412,245)	—
Global Equity	BNP Paribas Securities Corp.	292,377	—	292,377	(292,377)	—

Amounts designated as “—” are zero.

*	At October 31, 2016, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2016, Strategic Income and Emerging Markets did not hold any repurchase agreements.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly for Global High Yield, Strategic Income, World Bond, and Emerging Markets Debt, and are declared and paid quarterly for Emerging Markets Equity, International Equities, and Global Equity. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2016 are primarily attributable to foreign currency gains or losses, investments in passive foreign investment companies

145

Notes to Financial Statements (Continued)

October 31, 2016

(“PFICs”), non-deductible expenses, and treatment of notional principal contracts. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2016 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Global High Yield	$(43,624)	747,447	$(703,823)
Strategic Income	(21,279)	103,174	(81,895)
World Bond	(1,970)	216,934	(214,964)
Emerging Markets Equity	—	(227,692)	227,692
International Equities	—	(547,127)	547,127
Emerging Markets Debt	(32,330)	146,122	(113,792)
Global Equity	—	328,697	(328,697)

Amounts designated as “—” are zero or have been rounded to zero.

(k)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The current and prior three tax year ends (as applicable), and any interim tax period since then, generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

146

Notes to Financial Statements (Continued)

October 31, 2016

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2016, the subadviser for each Fund is as follows:

Fund	Subadviser
Global High Yield	Amundi Smith Breeden, LLC (“Amundi”)
Strategic Income	Amundi
World Bond	Amundi
Emerging Markets Equity	Bailard, Inc. (“Bailard”)
International Equities	Bailard
Emerging Markets Debt	Standard Life Investments (Corporate Funds) Limited
Global Equity	UBS Asset Management (Americas) Inc.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the period ended October 31, 2016, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Global High Yield	All Assets	0.64%
Strategic Income	All Assets	0.56%
World Bond	All Assets	0.54%
Emerging Markets Equity	$0 up to $200 million	1.00%
	$200 million and more	0.97%
International Equities	$0 up to $1 billion	0.75%
	$1 billion and more	0.70%
Emerging Markets Debt	All Assets	0.70%
Global Equity	$0 up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	$1 billion and more	0.65%

For the period ended October 31, 2016, the effective advisory fee rates were as follows:

Fund	Effective Advisory Fee Rate Before Expense Reimbursements	Effective Advisory Fee Rate After Expense Reimbursements
Global High Yield	0.64%	0.50%
Strategic Income	0.56	0.00
World Bond	0.54	0.00
Emerging Markets Equity	1.00	0.86
International Equities	0.75	0.75
Emerging Markets Debt	0.70	0.54
Global Equity	0.75	0.50

147

Notes to Financial Statements (Continued)

October 31, 2016

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the table below until March 31, 2017.

Fund	Classes	Amount (annual rate)
Global High Yield	All Classes	0.70%
Strategic Income	All Classes	0.67
World Bond	All Classes	0.65
Emerging Markets Equity	All Classes	1.10
International Equities	All Classes	1.10	(a)
Emerging Markets Debt	All Classes	0.90
Global Equity	All Classes	0.95
(a)	For the period April 1, 2016 through October 31, 2016. Pursuant to an amendment to the Expense Limitation Agreement, the Fund’s class specific expense limitation was replaced with a Fund expense limitation effective April 1, 2016 through March 31, 2017.

Prior to April 1, 2016, the Trust and NFA had a written Expense Limitation Agreement that limited International Equities’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts:

Fund	Class A	Class C	Institutional Service Class	Institutional Class	Class M
International Equities	1.42%	2.10%	1.27%	1.10%	1.10%

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

148

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2014 Amount		Fiscal Year 2015 Amount	Period Ended October 31, 2016 Amount		Total
Global High Yield	N/A		N/A	$226,482	(b)	$226,482
Strategic Income	N/A		N/A	254,322	(b)	254,322
World Bond	N/A		N/A	60,227	(c)	60,227
Emerging Markets Equity	$154,262	(d)	$186,838	155,581		496,681
International Equities(e)	—		—	—		—
Emerging Markets Debt	N/A		N/A	105,658	(f)	105,658
Global Equity	148,288		121,423	141,304		411,015

N/A—Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from September 16, 2013 through July 31, 2014.

(b)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

(c)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.

(d)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014.

(e)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

(f)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.

During the period ended October 31, 2016, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the period ended October 31, 2016, NFM earned $575,649 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

149

Notes to Financial Statements (Continued)

October 31, 2016

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period ended October 31, 2016, the Funds’ aggregate portion of such costs amounted to $3,598.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

●	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)
●	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Emerging Markets Equity, International Equities, and Global Equity Class A sales charges range from 0.00% to 5.75%, and Global High Yield, Strategic Income, World Bond and Emerging Markets Debt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the period ended October 31, 2016, the Funds imposed front-end sales charges of $62,925. From these fees, NFD retained a portion amounting to $8,967.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Emerging Markets Equity, International Equities and Global Equity. Applicable Class A CDSCs are 0.75% for Global High Yield, Strategic Income, World Bond and Emerging Markets Debt. Class C CDSCs are 1.00% for all Funds. During the period ended October 31, 2016, the Funds imposed CDSCs of $0.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of each of the Funds.

For the period ended October 31, 2016, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Institutional Service Class
Global High Yield	0.04%	0.05%	0.05%
Strategic Income	0.05	0.05	0.05
World Bond	0.25	0.25	0.25
Emerging Markets Equity	0.02	0.02	0.07
International Equities	0.11	0.11	0.12
Emerging Markets Debt	0.05	0.06	0.06
Global Equity	0.17	0.18	0.12

Amounts designated as “—” have been rounded to zero.

150

Notes to Financial Statements (Continued)

October 31, 2016

For the period ended October 31, 2016, each Fund’s total administrative servicing fees were as follows:

Fund	Amount
Global High Yield	$156
Strategic Income	13,275
World Bond	95
Emerging Markets Equity	74
International Equities	112,198
Emerging Markets Debt	124
Global Equity	82,647

As of October 31, 2016, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Global High Yield	99.92%
Strategic Income	99.73
World Bond	—
Emerging Markets Equity	73.08
International Equities	—
Emerging Markets Debt	99.96
Global Equity	—

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit

Effective July 14, 2016, the Trust and NVIT (together, the “Trusts”) have renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Prior to July 14, 2016, the line of credit required a commitment fee of 0.10% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 13, 2017. During the period ended October 31, 2016, the Funds had no borrowings under the line of credit.

151

Notes to Financial Statements (Continued)

October 31, 2016

5.  Investment Transactions

For the period ended October 31, 2016, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Global High Yield	$291,794,803	$138,370,413
Strategic Income	69,905,885	45,937,650
World Bond	31,016,296	1,257,462
Emerging Markets Equity	105,399,498	107,484,892
International Equities	341,899,205	284,376,125
Emerging Markets Debt	169,481,466	84,379,540
Global Equity	80,232,188	91,195,457
*	Includes purchases and sales of long-term U.S. Government securities, if any.

6.  Portfolio Investment Risks

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any

152

Notes to Financial Statements (Continued)

October 31, 2016

money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

9.  Other

As of October 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Global High Yield	81.04%	3	(a)
Strategic Income	99.73	1	(a)
World Bond	100.00	1
Emerging Markets Equity	91.87	4
International Equities	39.87	2
Emerging Markets Debt	87.28	3	(a)
Global Equity	53.95	1
(a)	Each such account is the account of an affiliated fund.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the period ended October 31, 2016, the Funds did not recapture any brokerage commissions.

153

Notes to Financial Statements (Continued)

October 31, 2016

11.  Federal Tax Information

The tax character of distributions paid during the period ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield(a)	$8,535,316	$—	$8,535,316	$—	$8,535,316
Strategic Income(a)	1,135,333	—	1,135,333	—	1,135,333
World Bond(b)	12,566	—	12,566	—	12,566
Emerging Markets Equity	1,240,997	—	1,240,997	—	1,240,997
International Equities	7,581,458	—	7,581,458	—	7,581,458
Emerging Markets Debt(c)	2,896,886	—	2,896,886	—	2,896,886
Global Equity	544,590	—	544,590	—	544,590

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.

(b)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.

(c)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Emerging Markets Equity	$1,110,463	$—	$1,110,463	$—	$1,110,463
International Equities	12,232,422	—	12,232,422	—	12,232,422
Global Equity	1,232,232	—	1,232,232	—	1,232,232
*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Global High Yield	$2,664,489	$—	$2,664,489	$—	$—	$2,935,698	$5,600,187
Strategic Income	716,643	—	716,643	—	—	280,862	997,505
World Bond	483,631	211,018	694,649	—	—	(450,629)	244,020
Emerging Markets Equity	1,280,752	—	1,280,752	—	(28,848,941)	9,711,687	(17,856,502)
International Equities	6,754,966	—	6,754,966	—	(46,915,246)	34,185,962	(5,974,318)
Emerging Markets Debt	4,391,444	—	4,391,444	—	—	3,212,359	7,603,803
Global Equity	474,641	—	474,641	—	(10,526,625)	1,805,858	(8,246,126)
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

154

Notes to Financial Statements (Continued)

October 31, 2016

As of October 31, 2016, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global High Yield	$159,644,333	$6,502,686	$(3,620,862)	$2,881,824
Strategic Income	25,000,116	891,309	(592,688)	298,621
World Bond	33,704,452	82,029	(494,333)	(412,304)
Emerging Markets Equity	103,589,161	14,160,279	(4,443,358)	9,716,921
International Equities	327,291,580	46,337,081	(12,159,622)	34,177,459
Emerging Markets Debt	89,711,226	3,883,181	(471,625)	3,411,556
Global Equity	48,283,878	4,294,538	(2,483,385)	1,811,153

As of October 31, 2016, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Emerging Markets Equity*	$28,848,941	Unlimited
International Equities	25,648,478	Unlimited
International Equities	21,266,768	2017
Global Equity	807,194	Unlimited
Global Equity	9,719,431	2017
*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

155

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nationwide Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Emerging Markets Debt Fund, and Nationwide Global Equity Fund (seven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year or period then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights of the Nationwide Bailard International Equities Fund for the periods ended on July 31, 2013 and prior were audited by another independent registered public accounting firm whose report dated September 25, 2013 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2016

156

Supplemental Information

October 31, 2016 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Global Equity	57.42%

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2016, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets Equity	$3,382,230	$0.2670
International Equities	11,386,192	0.2362
Emerging Markets Debt	3,813,397	0.4045

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2016, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets Equity	$368,803	$0.0291
International Equities	786,287	0.0163
Emerging Markets Debt	130,533	0.0138

157

Supplemental Information (Continued)

October 31, 2016 (Unaudited)

Nationwide Amundi World Bond Fund — Initial Approval of Advisory Agreements

At the September 9, 2015 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Amundi World Bond Fund (formerly, the Nationwide World Bond Fund) (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”). At the July 29, 2016 special meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved the appointment of Amundi Smith Breeden LLC (“Amundi”) as subadviser to the Fund pursuant to a Subadvisory Agreement with Amundi (the Investment Advisory Agreement and the Subadvisory Agreement are hereinafter each referred as an “Advisory Agreement,” and together, as the “Advisory Agreements”). The Board had previously approved another subadviser for the Fund; NFA proposed that Amundi be appointed in place of the subadviser previously approved. Neither the Investment Advisory Agreement, nor the subadvisory agreement with the previously approved subadviser, had become operational at the time of the July 2016 meeting.

The Trustees were provided with detailed materials relating to the Fund, NFA, and Amundi in advance of the meetings. The Independent Trustees met in executive session with their independent legal counsel prior to the meetings to discuss information relating to the Advisory Agreements.

The Board considered the advisory fee NFA proposed for the Fund. The Board noted NFA’s statement that it anticipated that Lipper, Inc. will assign the Fund to its global income category and, at other times, may assign the Fund to its international income category, depending on market conditions. The Board considered information presented by NFA comparing the Fund’s proposed advisory fee to the advisory fees of the funds in a peer group comprised of a combination of the funds included in Lipper’s global income and international income categories, and NFA’s statement that the Fund’s proposed contractual advisory fee of 0.54% would be at the 75th percentile of the actual advisory fees of funds in the combined peer group. The Board considered that NFA had agreed to an initial expense cap for the Fund and that, after giving effect to the cap, the Fund’s total expense ratio for the Fund’s shares would be at less than the 50th percentile of the funds included in the combined peer group. The Board also considered that the non-compensatory terms of the Investment Advisory Agreement are substantially similar to the terms of the advisory agreements that the Trust currently has in place for other Nationwide Funds.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and Amundi, if any, until the Fund had been in operation for a reasonable period of time. With regard to the benefits of economies of scale, the Trustees considered management’s statement to the effect that NFA is strongly committed to sharing the benefits of economies of scale with the Fund’s shareholders and that, as the Fund and its competitive peer groups continue to mature, NFA will evaluate its advisory fee pricing for the Fund, and will add the appropriate breakpoints to the Investment Advisory Agreement when it has the information needed to make that determination.

In making the determination as to the appointment of Amundi as the Fund’s subadviser, the Board took into account that the overall advisory fee paid by the Fund to NFA would remain unchanged; the proposed subadvisory fee to be paid to Amundi would be more than the subadvisory fee that NFA had agreed to pay to the previously approved subadviser and that the net fee retained by NFA, and NFA’s potential profitability, would as a result be lower; and the fee waivers/expense reimbursements agreed to by NFA would not change. The Board also took into account the information presented to it regarding the size, capabilities, and expertise of Amundi in managing strategies similar to the strategy of the Fund, including comparisons of the qualitative and quantitative rankings assigned by NFA to Amundi and other investment managers pursuing strategies similar to the strategy of the Fund. The Board also considered Amundi’s apparent commitment to the Fund as evidenced by its willingness to invest a substantial amount of seed money for an indefinite period. The Board evaluated the possible effect on NFA’s recommendation from the fact that Amundi might be seen to be relieving NFA from the burden of investing its own assets in the Fund as seed money, and considered that the factors supporting NFA’s proposal that Amundi be appointed subadviser to the Fund were substantial and that the proposal did not appear to have been affected unduly by any potential benefits to NFA. The Board also considered information comparing the capabilities, experience, fees, and performance of Amundi with those of the subadviser previously approved by the Board, both at the time of the earlier approval of that subadviser and currently. The Board considered that the terms of the Subadvisory Agreement are substantially similar to the terms of the subadvisory agreements currently in place for other Nationwide Funds with other unaffiliated subadvisers

158

Supplemental Information (Continued)

October 31, 2016 (Unaudited)

After discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees concluded that the nature, extent, and quality of the investment advisory services to be provided to the Fund by NFA and Amundi appeared reasonable and appropriate; that the prospects for satisfactory investment performance of the Fund appeared reasonable; and that the fees to be paid to NFA and Amundi appeared fair and reasonable in light of the information provided.

Based on these and other considerations, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

159

Management Information

October 31, 2016

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Independent Trustees
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	115	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

160

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	115	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	115	Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

161

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	115	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	115	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	115	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

162

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	115	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.	115	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

163

Management Information (Continued)

October 31, 2016

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Interested Trustee
Lydia M. Marshall[3] 1949	Trustee since June 2014	Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.	115

Director of Nationwide

Mutual Insurance Company

2001-present

Director of Nationwide

Mutual Fire Insurance Company

2001-present

Director of Nationwide

Corporation

2001-present

Director of Public Welfare Foundation (non-profit foundation) 2009-present

Trustee of Nationwide

Foundation 2002-2014

Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

					Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

164

Management Information (Continued)

October 31, 2016

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or longer)
Michael S. Spangler 1966	President, Chief Executive Officer and Principal Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].
Joseph Finelli 1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015	Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].
Brian Hirsch 1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015	Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.
Eric E. Miller 1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015	Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].
Lee T. Cummings 1963	Senior Vice President, Head of Operations since December 2015	Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Thomas R. Hickey 1952	Senior Vice President, Head of Asset Strategies and Portfolio Manager since December 2015	Mr. Hickey is Head of Asset Strategies and Portfolio Manager for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Timothy M. Rooney 1965	Senior Vice President, Head of Product Development and Research since December 2015	Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].
Michael M. Russo 1968	Senior Vice President, Head of Manager Strategies since December 2015	Mr. Russo is Associate Vice President and Head of Manager Strategies for the Nationwide Funds Group[2], and is an Associate Vice President of Nationwide Mutual Insurance Company[2].
Christopher C. Graham 1971	Senior Vice President, Head of Investment Strategies and Chief Investment Officer since September 2016	Mr. Graham is Senior Vice President and Head of Investment Strategies for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

165

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that consists of a broad selection of investment-grade general obligation and revenue bonds with maturities of approximately seven years.

Bloomberg Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays Municipal Bond Index: An unmanaged, market value-weighted index of fixed-rate investment-grade municipal bonds with a minimum credit rating of Baa3 and maturities of one year or more; serves as a broad market performance index for the tax-exempt bond market.

Bloomberg Barclays US 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable, medium and larger bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

166

Market Index Definitions (con’t.)

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2016 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

iMoneyNet Money Fund AverageTM Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

iMoneyNetTM Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. non-Treasury obligations, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2016, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI ACWI®: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.

167

Market Index Definitions (con’t.)

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

168

Market Index Definitions (con’t.)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector IndexTM: An unmanaged, modified, market capitalization-weighted index that measures the performance of the technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

169

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed-income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.
Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities: Securities that represent an ownership interest in the issuer. Common stock is the most common type of equity securities.

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as they are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times, and the principal at maturity.

170

Glossary (con’t.)

Futures: Contracts that obligate the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date.

Growth style: Investing in equity securities of companies that the Fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s advisor to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in a fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and

171

Glossary (con’t.)

U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a Fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

172

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2016

AR-INT 12/16

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2015, and October 31, 2016.

	2015		2016
Audit Fees	$1,052,535		$1,129,715
Audit-Related Fees	$20,680		$18,356
Tax Fees	$334,976	(a)	$350,650	(a)
All Other Fees	$0		$0
Total	$1,408,191		$1,498,721

(a) Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2015, and October 31, 2016.

	2015	2016
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2015, and October 31, 2016:

	2015	2016
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2015, and October 31, 2016:

	2015	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2016, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2015, and October 31, 2016, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Mutual Funds by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Mutual Funds’ investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6.	Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

Not Applicable.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004.

For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of June 30, 2015, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 20, 2016

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 20, 2016

*	Print the name and title of each signing officer under his or her signature.